UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-00558

THE HARTFORD MUTUAL FUNDS II, INC.

(Exact name of registrant as specified in charter)

690 Lee Road, Wayne, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Thomas Phillips, Esquire

Hartford Funds Management Company, LLC

690 Lee Road

Wayne, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code:  (610) 386-4068

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Domestic Equity Funds

*	Effective November 1, 2017, the fund’s name changed to the Hartford Quality Value Fund.

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Capital Appreciation Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Capital Appreciation A2	21.86%	14.90%	4.83%
Capital Appreciation A3	15.16%	13.61%	4.24%
Capital Appreciation C2	20.97%	14.08%	4.08%
Capital Appreciation C3	19.97%	14.08%	4.08%
Capital Appreciation I2	22.20%	15.26%	5.15%
Capital Appreciation R3[2]	21.47%	14.56%	4.53%
Capital Appreciation R4[2]	21.82%	14.91%	4.85%
Capital Appreciation R5[2]	22.20%	15.24%	5.17%
Capital Appreciation R6[2]	22.33%	15.35%	5.27%
Capital Appreciation Y2	22.27%	15.35%	5.27%
Capital Appreciation F2	22.29%	15.28%	5.16%
Russell 3000 Index	23.98%	15.12%	7.61%
S&P 500 Index	23.63%	15.18%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Capital Appreciation Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Capital Appreciation Class A	1.10%	1.10%
Capital Appreciation Class C	1.82%	1.82%
Capital Appreciation Class I	0.79%	0.79%
Capital Appreciation Class R3	1.40%	1.41%
Capital Appreciation Class R4	1.10%	1.10%
Capital Appreciation Class R5	0.80%	0.80%
Capital Appreciation Class R6	0.70%	0.70%
Capital Appreciation Class Y	0.75%	0.75%
Capital Appreciation Class F	0.70%	0.70%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Kent M. Stahl, CFA

Senior Managing Director and Director, Investment Strategy and Risk

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director and Associate Director, Investment Strategy and Risk

Wellington Management Company LLP

Saul J. Pannell, CFA*

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

* Mr. Pannell has announced his plan to retire and withdraw from the partnership of Wellington Management Group LLP, the ultimate holding company of Wellington Management Company LLP, as of December 31, 2017. Accordingly, he will no longer serve as a portfolio manager to the Fund as of December 31, 2017.

How did the Fund perform during the period?

The Class A shares of The Hartford Capital Appreciation Fund returned 21.86%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 23.98% and 23.63%, respectively, for the same period. The Fund underperformed the 21.99% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization

3

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

All eleven sectors in the Russell 3000 Index posted positive returns during the period. Strong performers included the Information Technology (+38%), Financials (+36%), and Materials (+30%) sectors, while the Telecommunication Services (0%), Energy (+2%) and Consumer Staples (+3%) sectors lagged on a relative basis.

The Fund underperformed the Russell 3000 Index primarily due to weak stock selection within the Healthcare, Consumer Discretionary, and Industrials sectors. Stock selection within the Information Technology and Materials sectors contributed positively to benchmark-relative returns during the period. Sector allocation, a result of bottom-up stock selection, contributed positively to benchmark-relative results, primarily driven by the Fund’s underweight to Utilities and overweight to Information Technology. This was slightly offset by the Fund’s overweight to Consumer Discretionary, which detracted from performance.

Top detractors from performance relative to the Russell 3000 Index included Apple (Information Technology), Uber (Information Technology), and Viacom (Consumer Discretionary). Shares of Apple, a U.S.-based mobile device and personal computer manufacturer, rose over the period as the company raised its dividends and saw strong demand for its iPhone 7 throughout the year. Not holding the stock detracted from relative performance. Uber, a U.S.-based transportation Technology company, also detracted from performance for the period. The fair valuation of private placement Uber fell during the period as a result of several well publicized negative events and the ultimate departure of its CEO. The stock price of Viacom, a U.S.-based media conglomerate, fell over the period due to concerns over a drop in advertisement budgets from the automobile and Technology sectors. DexCom (Healthcare) and Advance Auto Parts (Consumer Discretionary) detracted from performance on an absolute basis over the period.

General Electric (Industrials), Alibaba (Information Technology), and Mobileye (Information Technology) contributed positively to relative returns over the period. The share price of General Electric, a U.S.-based digital industrial company, fell over the period as it announced quarterly results that fell short of market expectations due to continued weak demand in the company’s oil and gas, transportation, and lighting businesses. Not owning the stock contributed positively to performance relative to the Russell 3000 Index. Shares of Alibaba, a Chinese-based company focused on online and mobile commerce, rose over the period as the company reported financial results that exceeded expectations, particularly in the third quarter of 2017. Mobileye, an Israeli company that makes advanced driver assistance systems for automobiles, saw its stock price rise after it agreed to be acquired by Intel at a price premium. Bristol-Myers Squibb (Healthcare) and JP Morgan Chase (Financials) were top contributors to absolute returns over the period.

During the period, the Fund, at times, used currency forwards to hedge currency risk. During the period, the use of currency forwards did not have a significant impact on performance.

What is the outlook?

As the U.S. continues to trend toward later stages of the economic cycle, we believe stable growth is driving market gains. Corporate fundamentals, including earnings momentum, remain strong. A number of drivers are creating positive sentiment including continued low inflation, market stability, higher profit margins and the potential for tax reform and increased rates. Conversely, ongoing geopolitical concerns (North Korea), Fed leadership uncertainty and a sustained low volatility environment are helping to offset positive sentiment. From a factor perspective, we favor value in the U.S. on a relative basis. We are also cautious on traditional growth strategies following the sustained and narrow market leadership of technology “FANG” (Facebook, Amazon, Netflix, and Alphabet (Google)) equities in the U.S. Low volatility equities appear expensive, having begun a resurgence late in the second quarter of 2017, but without a clear and immediate catalyst for reversion, these equities remain a good way to reduce risk when overweight value and growth strategies in our view. As the importance of the individual factors that have historically driven returns diminishes, we believe factor breadth (the number of factors needed to explain at least 60% of variance) has continued to increase. At the stock level, the number of equities outperforming the market by more than 25% on a rolling twelve-month basis (a measure of broader market breadth) has come off of its lows, but remains narrow. Together, this suggests an improving environment for fundamental stock pickers.

At the end of the period, the Fund’s largest overweights were to Information Technology and Financials, while the Fund’s largest underweights were to Energy and Consumer Staples, relative to the Russell 3000 Index.

4

The Hartford Capital Appreciation Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.5%
Consumer Staples	4.4
Energy	1.6
Financials	17.1
Health Care	12.0
Industrials	9.4
Information Technology	28.5
Materials	4.4
Real Estate	2.4
Telecommunication Services	1.0
Utilities	3.1

Total	97.4%

Short-Term Investments	2.2
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

5

Hartford Core Equity Fund (Unaudited) inception 04/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Core Equity A2	21.06%	15.73%	7.65%
Core Equity A3	14.40%	14.42%	7.04%
Core Equity C2	20.20%	14.91%	6.86%
Core Equity C3	19.20%	14.91%	6.86%
Core Equity I2	21.37%	15.88%	7.72%
Core Equity R3[2]	20.71%	15.43%	7.41%
Core Equity R4[2]	21.05%	15.79%	7.71%
Core Equity R5[2]	21.41%	16.13%	8.05%
Core Equity R6[2]	21.52%	16.19%	8.11%
Core Equity Y2	21.47%	16.18%	8.11%
Core Equity F2	21.50%	15.91%	7.73%
S&P 500 Index	23.63%	15.18%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 3/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R6 shares commenced operations on 3/31/15 and performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

6

Hartford Core Equity Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Core Equity Class A	0.80%	0.80%
Core Equity Class C	1.55%	1.55%
Core Equity Class I	0.55%	0.55%
Core Equity Class R3	1.10%	1.14%
Core Equity Class R4	0.80%	0.83%
Core Equity Class R5	0.50%	0.53%
Core Equity Class R6	0.43%	0.43%
Core Equity Class Y	0.48%	0.48%
Core Equity Class F	0.43%	0.43%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Core Equity Fund returned 21.06%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 23.63% for the same period. The Fund also underperformed the 22.39% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S.

economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S.

7

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with Information Technology (+39%), Financials (+37%), and Materials (+29%) performing the best. Telecommunication Services (-1%) lagged on a relative basis during the period.

Overall, underperformance relative to the S&P 500 Index was driven by weak security selection, primarily within the Healthcare, Information Technology, and Consumer Discretionary sectors. This was partially offset by positive stock selection within the Utilities and Consumer Staples sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to benchmark-relative performance during the period, in part due to the Fund’s underweights to the Energy, Real Estate, and Telecommunication Services sectors. This was partially offset by the Fund’s overweight to Consumer Staples.

The top detractors from performance relative to the S&P 500 Index included Equifax (Industrials), Molson Coors Brewing (Consumer Staples), and Allergan (Healthcare). Shares of Equifax, a U.S.-based consumer credit reporting company, declined following the announcement of a major breach of consumer information and increasing concerns regarding management’s response. Shares of Molson Coors Brewing, a U.S.-based beer company, declined as synergies from the MillerCoors deal have been lower than anticipated. We exited the position during the period. Shares of Allergan, a global pharmaceutical company, declined during the period due to increased investor concerns over competitive pressures for some key products. Top absolute detractors for the period included QUALCOMM (Information Technology) and Kroger (Consumer Staples).

The top contributors to performance relative to the S&P 500 Index were General Electric (Industrials), Bank of America (Financials), and PNC Financial (Financials). Not owning General Electric, a U.S.-based multinational conglomerate operating in the Technology infrastructure, capital finance, and consumer and industrial products industries, was beneficial to relative performance during the period as 4th quarter 2016 revenues fell short of consensus expectations. Shares of Bank of America and PNC Financial, both U.S.-based diversified Financial Services companies, rose due to expectations of rising interest rates, lower taxes, and relief from regulatory pressures that may prove to be a secular tailwind for the U.S. banking industry. Top absolute contributors included Apple (Information Technology) and JPMorgan Chase & Co (Financials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While the global reflation theme (rising nominal growth, wages and inflation) has likely been delayed, we believe the U.S. economy appears healthy and is growing. Consumer spending is steady and investment spending appears to have picked up. Solid job growth and consumer confidence readings at multi-year highs suggest that consumer spending should be in good shape in the near term. The market is likely to remain focused on changes to the Fed’s bond buying program and its impact on interest rates. We would not be surprised by a pick-up in volatility from very low levels with the increased supply of bonds. With tight labor markets, we continue to expect the Fed to remain on the slow path to interest rate normalization. On legislative policy, both the White House and Congress are now focused on taxes. The initial tax blueprint, if enacted, would likely provide stimulus to both consumers and corporations. The magnitude of the stimulus from these initiatives will depend on the appetite for lawmakers to absorb the increases to the deficit.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings. We remain consistent in adhering to the Fund’s disciplined portfolio construction process that we believe allows us to assess risk, weight individual positions accordingly, and in the process build a Fund that focuses largely on stock selection in seeking to outperform the S&P 500 Index.

At the end of the period, the Fund’s largest overweight sectors relative to the S&P 500 Index were to Utilities and Healthcare, while the Fund’s largest underweights were to Energy and Real Estate sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

8

Hartford Core Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.4%
Consumer Staples	8.6
Energy	1.5
Financials	16.2
Health Care	15.7
Industrials	10.3
Information Technology	23.6
Materials	3.6
Telecommunication Services	1.5
Utilities	5.2

Total	98.6%

Short-Term Investments	1.4
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

9

The Hartford Dividend and Growth Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Dividend and Growth A2	22.40%	13.65%	6.98%
Dividend and Growth A3	15.67%	12.37%	6.37%
Dividend and Growth C2	21.54%	12.80%	6.18%
Dividend and Growth C3	20.54%	12.80%	6.18%
Dividend and Growth I2	22.67%	13.89%	7.24%
Dividend and Growth R3[2]	21.97%	13.27%	6.64%
Dividend and Growth R4[2]	22.34%	13.63%	6.99%
Dividend and Growth R5[2]	22.72%	13.97%	7.30%
Dividend and Growth R6[2]	22.83%	14.05%	7.40%
Dividend and Growth Y2	22.81%	14.06%	7.40%
Dividend and Growth F2	22.81%	13.91%	7.26%
S&P 500 Index	23.63%	15.18%	7.51%
Russell 1000 Value Index	17.78%	13.48%	5.99%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

10

The Hartford Dividend and Growth Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Dividend and Growth Class A	1.03%	1.03%
Dividend and Growth Class C	1.77%	1.77%
Dividend and Growth Class I	0.83%	0.83%
Dividend and Growth Class R3	1.36%	1.36%
Dividend and Growth Class R4	1.06%	1.06%
Dividend and Growth Class R5	0.76%	0.76%
Dividend and Growth Class R6	0.66%	0.66%
Dividend and Growth Class Y	0.71%	0.71%
Dividend and Growth Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark E. Vincent

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Dividend and Growth Fund returned 22.40%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming one of the Fund’s benchmarks, the S&P 500 Index, which returned 23.63% for the same period. The Fund outperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 17.78% for the same period. The Fund outperformed the 17.60% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ending October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to

11

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the S&P 500 Index rose during the period, with Information Technology (+39%), Financials (+37%), and Materials (+29%) performing the best. Telecommunication services (-1%) lagged on a relative basis during the period.

Stock selection, particularly within the Healthcare, Information Technology, and Financials sectors, detracted from performance relative to the S&P 500 Index. This was partially offset by stronger selection within the Industrials, Energy, and Materials sectors. Sector allocation, a result of the bottom up stock selection process, contributed positively to performance relative to the S&P 500 Index, due to an overweight to Financials and an underweight to Consumer Staples. This was offset by an underweight to Information Technology and overweight to Energy which detracted from performance relative to the S&P 500 Index.

The Fund’s top detractors from performance relative to the S&P 500 Index included Merck (Healthcare), NVIDIA (Information Technology), and Hess (Energy). Shares of Merck, a U.S.-based global pharmaceutical company, fell during the period as investors seemed concerned about competitive pressure on its marketed treatments including Januvia and Zepatier. Not owning benchmark constituent NVIDIA, a U.S.-based graphics chip producer, detracted from benchmark-relative performance as the company reported strong revenue and earnings results for the second quarter and provided guidance well above consensus expectations, driven by gaming chip and cryptocurrency-related demand. Cryptocurrency is a digital currency that uses cryptography for security. The stock price of Hess, a U.S.-based integrated oil company, fell due to concerns about the long-term outlook for oil and gas prices due to oversupply and rising inventories. L Brands (Consumer Discretionary) and Walgreens (Consumer Staples) were among the top absolute detractors during the period.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were General Electric (Industrials), CSX Corporation (Industrials), and Bank of America (Financials). Not holding benchmark constituent General Electric, a U.S.-based multinational conglomerate operating in the technology, infrastructure, capital finance, and consumer and industrial products industries, for the majority of the period contributed positively after its stock price fell on disappointing fourth-quarter earnings and several executive leadership changes. Shares of CSX, a U.S.-based leading transportation supplier, received a huge boost from the market upon rumors of and ultimately hiring a new CEO with a strong track record of successful turnarounds. The Fund’s position was eliminated after CSX’s stock price rose early in the summer. Bank of America, a U.S.-based global banking and financial services company, saw its share price rise as expectations of rising interest rates, lower taxes, and relief from regulatory pressures proved to be a secular tailwind for the U.S. banking industry. Top absolute performers during the period included JP Morgan Chase (Financials) and Microsoft (Information Technology).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Looking ahead, we believe the moderate pace of economic growth will continue. We expect Congress to enact some measure of fiscal stimulus before year end but recognize the timeline is getting tight.

Growth oriented equities, particularly in the Technology sector, have led the market in 2017. We believe many of these equities have reached valuation levels that provide little downside protection and as a result are not viewed as attractive for this Fund. We are finding attractive ideas in our view in parts of Healthcare, Technology, Energy and Financials sectors where it seems the market is assuming cyclical issues are more long term in nature.

As stock prices rise, we believe our value tilt and focus on dividends, which has been challenging to performance on a year to date basis, should be helpful when market volatility increases. We continue to believe that the Financials and Energy sectors in particular offer the most compelling combination of fundamental strength and attractive valuation.

At the end of the period, the Fund’s largest overweights relative to the S&P 500 Index were to the Financials, Energy, and Utilities sectors, while the Fund’s largest underweights were to Consumer Discretionary and Information Technology sectors.

We continue to rely on our process and philosophy as we construct the Fund. We remain focused on the significance of dividends, positive capital stewardship, and franchise value.

12

The Hartford Dividend and Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	5.5%
Consumer Staples	5.2
Energy	9.1
Financials	23.5
Health Care	14.1
Industrials	9.2
Information Technology	18.8
Materials	3.5
Real Estate	1.2
Telecommunication Services	2.4
Utilities	5.1

Total	97.6%

Short-Term Investments	2.3
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

13

The Hartford Equity Income Fund (Unaudited) inception 08/28/2003

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Equity Income A2	20.51%	12.97%	7.50%
Equity Income A3	13.88%	11.70%	6.89%
Equity Income C2	19.56%	12.15%	6.72%
Equity Income C3	18.56%	12.15%	6.72%
Equity Income I2	20.76%	13.27%	7.79%
Equity Income R3[2]	20.06%	12.59%	7.15%
Equity Income R4[2]	20.39%	12.93%	7.47%
Equity Income R5[2]	20.77%	13.27%	7.82%
Equity Income R6[2]	20.91%	13.40%	7.92%
Equity Income Y2	20.88%	13.39%	7.92%
Equity Income F2	20.88%	13.29%	7.80%
Russell 1000 Value Index	17.78%	13.48%	5.99%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

14

The Hartford Equity Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Equity Income Class A	1.02%	1.02%
Equity Income Class C	1.75%	1.75%
Equity Income Class I	0.77%	0.77%
Equity Income Class R3	1.36%	1.36%
Equity Income Class R4	1.06%	1.06%
Equity Income Class R5	0.76%	0.76%
Equity Income Class R6	0.66%	0.66%
Equity Income Class Y	0.71%	0.71%
Equity Income Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Equity Income Fund returned 20.51%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Russell 1000 Value Index, which returned 17.78% for the same period. The Fund outperformed the 17.60% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

15

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

During the period ten out of eleven sectors within the Russell 1000 Value Index posted positive absolute returns, with Financials (+37%), Materials (+31%), and Information Technology (+27%) performing the best. Telecommunication services (-3%) lagged during the period.

Outperformance relative to the Russell 1000 Value Index was driven by security selection, primarily within the Consumer Staples and Consumer Discretionary sectors. This more than offset weaker stock selection within Financials and Healthcare. Sector allocation, a result of our bottom-up stock selection process, also contributed positively during the period primarily due to underweights to the Real Estate and Energy sectors. This was partially offset by an underweight to Utilities, which detracted from performance.

Top contributors to returns relative to the Russell 1000 Value Index included PNC Financial Services (Financials), Unilever (Consumer Staples), and Microsoft (Information Technology). The stock price of PNC Financial Services, a U.S.-based Financial Services company, rose as management focused on deepening customer relationships to try to drive fee growth. The shares of Unilever, a Netherlands-based global consumer products company, rose following management’s announcement of a comprehensive review of its business to accelerate shareholder value in the wake of the rejected bid from Kraft Heinz. Shares of Microsoft, a U.S.-based global leader of the development, licensing, and support of a range of software products and services, rose over the period after continued stable performance in Office and Windows, accelerating growth in Azure, and improving commercial cloud profit margins. Top absolute contributors for the period included JP Morgan Chase (Financials) and Wells Fargo (Financials).

Top detractors from performance relative to the Russell 1000 Value Index during the period included Bank of America (Financials), Citigroup (Financials), and Berkshire Hathaway (Financials). Bank of America, a U.S.-based global banking and financial services company, saw its share price rise as expectations of rising interest rates, lower taxes, and relief from regulatory pressures proved to be a secular tailwind for the U.S. banking industry. Not holding this stock detracted from relative performance. Not owning benchmark constituent Citigroup, a U.S.-based financial services company, detracted from benchmark-relative performance as the stock price rose as Citi has streamlined its business and built up excess capital. The stock price of Berkshire Hathaway, a U.S.-based multinational conglomerate holding company, rose as its business is diversified across sectors leading to a strong balance sheet giving it a significant competitive advantage. Not holding this stock detracted from relative performance. A top detractor from absolute performance was General Electric (Industrials).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the global recovery appears on track with synchronized growth in the U.S., Europe, and Asia and broad-based cyclical momentum in emerging market economies. Recent U.S. dollar weakness has benefited global economic activity, but may redistribute growth across the regions. In particular, industries in the U.S. and emerging markets are being helped, while foreign exchange (FX) moves are weighing on European industrial activity at the same time. We believe that tightening by the Fed and China is unlikely to derail the global recovery, but some loss in global growth momentum is to be expected in coming months.

In the U.S., proposed tax cuts would likely help investment spending and add to growth in the domestic economy. The pace of economic expansion has been fairly modest thus far, for growth as well as inflation. Consumer spending has been solid throughout the recovery, and if President Trump’s tax plans are achieved in fiscal 2018, we should see increased economic activity in our view. Optimism over the announced tax outline contributed to the U.S. market’s positive move late in the third quarter of 2017.

Recent hurricane activity caused meaningful damage in parts of Texas, Florida, Puerto Rico, and the Caribbean. There are short- and long-term investment implications we need to continue to evaluate across many industries, including oil refining, insurance, construction, and materials. These storms have created near-term noise in domestic economic data, but we expect a normalization in the coming weeks and months.

Information Technology, Energy, and Industrials represented the Fund’s largest sector overweights relative to the Russell 1000 Value Index, while the Real Estate, Consumer Discretionary, and Telecommunication Services sectors were the Fund’s largest underweights at the end of the reporting period.

16

The Hartford Equity Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. For dividend-paying stocks, dividends are not guaranteed and may decrease without notice. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	3.2%
Consumer Staples	8.9
Energy	12.4
Financials	26.3
Health Care	14.2
Industrials	9.7
Information Technology	11.0
Materials	3.3
Telecommunication Services	2.3
Utilities	6.1

Total	97.4%

Short-Term Investments	2.3
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

17

The Hartford Growth Opportunities Fund (Unaudited) inception 03/31/1963

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Growth Opportunities A1	27.40%	17.40%	6.99%
Growth Opportunities A2	20.39%	16.08%	6.38%
Growth Opportunities C1	26.46%	16.56%	6.23%
Growth Opportunities C2	25.46%	16.56%	6.23%
Growth Opportunities I1	27.67%	17.68%	7.30%
Growth Opportunities R3[1]	26.95%	17.04%	6.70%
Growth Opportunities R4[1]	27.33%	17.40%	7.03%
Growth Opportunities R5[1]	27.74%	17.74%	7.35%
Growth Opportunities R6[1]	27.86%	17.85%	7.45%
Growth Opportunities Y1	27.83%	17.86%	7.45%
Growth Opportunities F1	27.77%	17.70%	7.31%
Russell 3000 Growth Index	29.80%	16.71%	9.06%
Russell 1000 Growth Index	29.71%	16.83%	9.13%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

18

The Hartford Growth Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Growth Opportunities Class A	1.13%	1.13%
Growth Opportunities Class C	1.88%	1.88%
Growth Opportunities Class I	0.92%	0.92%
Growth Opportunities Class R3	1.45%	1.46%
Growth Opportunities Class R4	1.15%	1.15%
Growth Opportunities Class R5	0.85%	0.85%
Growth Opportunities Class R6	0.75%	0.76%
Growth Opportunities Class Y	0.80%	0.80%
Growth Opportunities Class F	0.75%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Growth Opportunities Fund returned 27.40%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 29.80% and 29.71%, respectively, for the same period. The Fund outperformed the 26.88% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S.

economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

19

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten of the eleven sectors in the Russell 3000 Growth Index rose during the period. The Information Technology (+41%), Financials (+37%), and Industrials (+32%) sectors posted the strongest gains during the period, while Energy (-7%) fell.

Security selection detracted from performance relative to the Russell 3000 Growth Index during the period, with weak selection in Financials, Industrials, and Healthcare sectors, partially offset by stronger selection within Information Technology, Consumer Discretionary, and Consumer Staples sectors. Sector allocation, a result of the Fund’s bottom-up stock selection process, contributed positively to benchmark-relative performance during the period, due to an underweight to Consumer Staples and an overweight to Information Technology. This was partially offset by the negative impact of an overweight to Energy.

Top detractors from relative performance during the period included Apple (Information Technology), Uber (Information Technology), and Dexcom (Healthcare). Shares of Apple, a U.S.-based manufacturer of mobile devices and distributor of digital content, rose during the period as the stock outperformed the Russell 3000 Growth Index based on rising expectations for the iPhone 8 release and a more favorable political backdrop for U.S. based global technology companies. Apple’s fundamentals remained strong during the period, but we are finding more compelling growth opportunities elsewhere in the market. Not owning a position in the benchmark constituent for most of the period detracted from benchmark-relative performance. Uber, a U.S.-based transportation technology company, also detracted from benchmark-relative performance for the period. The fair valuation of private placement Uber fell during the period as a result of several well publicized negative events and the ultimate departure of its CEO. Shares of Dexcom, a U.S.-based medical device company, suffered due to competition concerns, after the FDA approved Abbott Laboratories’ glucose monitoring device, the first of its kind to not require a finger-stick blood sample, where Dexcom’s device requires two finger-sticks per day. Ulta Beauty (Consumer Discretionary) was a top absolute detractor during the period.

Top contributors to performance relative to the Russell 3000 Growth Index during the period included Arista Networks (Information Technology), Align Technology (Healthcare), and Trade Desk (Information Technology). The stock price of Arista Networks, a U.S.-based supplier of cloud-networking switches and other services, delivered a strong, above-consensus year-end 2016 earnings report that cited strong customer demand and consistent execution. Shares of Align, a U.S.-based medical device company, rose during the period, as the company reported strong earnings beating consensus on both revenue and earnings driven by increased growth in its Invisalign product. Shares of Trade Desk, a U.S.-based real-time bidding platform for advertising spending, rose as the company consistently outperformed market expectations as ad buyers flocked to its data-driven platform to purchase advertising across various outlets. Facebook (Information Technology) was a top absolute contributor during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We continue to be optimistic on the prospects for U.S. growth and are finding, in our view, opportunities that display accelerating earnings across various sectors of the market. Increased consumer confidence, strengthening global economies, and optimism surrounding a tax bill in the U.S. all are positive signs for us that growth will continue.

We are still finding a breadth of opportunities across sectors in our view. Fundamentals have been strong and company management teams we have met with have expressed optimism around the market outlook for the foreseeable future.

Toward the end of the period, we added the most to the Fund’s Information Technology exposure, and decreased the Fund’s exposure to Financials and Industrials. As of the end of the period, Information Technology continued to be the Fund’s largest absolute sector weight.

At the end of the period, the Fund’s largest overweight positions relative to the Russell 3000 Growth Index were to Information Technology, Financials, and Healthcare sectors, while the Fund’s largest underweights were to Industrials, Consumer Discretionary, and Consumer Staples sectors.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

20

The Hartford Growth Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.8%
Consumer Staples	1.9
Energy	0.6
Financials	7.8
Health Care	14.1
Industrials	6.3
Information Technology	54.9
Materials	2.0

Total	99.4%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

21

The Hartford Healthcare Fund (Unaudited) inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Health Care A2	24.28%	18.66%	11.02%
Health Care A3	17.45%	17.33%	10.39%
Health Care C2	23.37%	17.81%	10.22%
Health Care C3	22.37%	17.81%	10.22%
Health Care I2	24.59%	19.00%	11.34%
Health Care R3[2]	23.87%	18.30%	10.73%
Health Care R4[2]	24.22%	18.67%	11.09%
Health Care R5[2]	24.62%	19.02%	11.43%
Health Care Y2	24.72%	19.14%	11.51%
Health Care F2	24.66%	19.01%	11.35%
S&P Composite 1500 Health Care Index	23.33%	17.61%	10.90%
S&P 500 Index	23.63%	15.18%	7.51%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P Composite 1500 Health Care Index (reflects no deduction for fees, expenses or taxes) is an unmanaged capitalization-weighted index comprised of those companies included in the S&P Composite 1500 that are classified as members of the Global Industry Classification Standard (GICS®) health care sector.

S&P 500 Index (reflects no deduction for fees, expenses or taxes) is a market capitalization-weighted price index composed of 500 widely held common stocks.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

22

The Hartford Healthcare Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Healthcare Class A	1.32%	1.32%
Healthcare Class C	2.05%	2.05%
Healthcare Class I	1.05%	1.05%
Healthcare Class R3	1.61%	1.61%
Healthcare Class R4	1.31%	1.31%
Healthcare Class R5	1.01%	1.01%
Healthcare Class Y	0.96%	0.96%
Healthcare Class F	0.91%	0.91%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Healthcare Fund returned 24.28%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmarks, the S&P Composite 1500 Health Care Index and the S&P 500 Index, which returned 23.33% and 23.63%, respectively, during the period. The Fund outperformed the 18.24% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care equities (+22.6%) underperformed both the broader U.S. equity market (+23.6%) and the global equity market (+23.9%) during the period, as measured by the S&P 500 Healthcare, S&P 500, and the MSCI World Indices, respectively.

Within the S&P Composite 1500 Health Care Index, all of the 5 sub-sectors posted positive absolute returns during the period. Healthcare services (+32%), medical technology (+31%), small cap biopharma (+22%), large cap biopharma (+16%), and mid cap biopharma (+12%) rose during the period.

Security selection was the primary contributor to performance relative to the S&P Composite 1500 Health Care Index during the period, while sub-sector allocation also contributed positively to relative returns. Security selection was strongest in mid-cap and small-cap biopharma names during the period, while selection in medical technology and large-cap biopharma detracted from performance. An underweight allocation to large-cap biopharma contributed positively to relative performance during the period, and was only partially offset by the negative impact of an overweight to mid-cap biopharma.

Loxo Oncology (biopharma), Merck (biopharma), and ARIAD Pharmaceuticals (biopharma) contributed positively to returns relative to the S&P Composite 1500 Health Care Index. Loxo Oncology, a U.S. based oncology-focused biopharmaceutical company, rose after the company announced positive data for clinical trials involving their lead cancer drug, Larotrectinib. Shares of Merck, a U.S.-based pharmaceutical company, declined during the period. Not owning this

23

The Hartford Healthcare Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

benchmark constituent contributed positively to benchmark-relative performance over the period. Shares of ARIAD Pharmaceuticals, a U.S.-based pharmaceutical company, rose during the period after Takeda Pharmaceuticals, a leading Japanese pharmaceutical company, announced that they would be acquiring the company. Following the acquisition, ARIAD’s drug, Iclusig, received approval for the treatment of two rare forms of leukemia. Top absolute contributors included UnitedHealth Group and Portola Pharmaceuticals.

AbbVie (biopharma), Allergan PLC (biopharma), and Alkermes PLC (biopharma) were the top detractors from benchmark-relative performance over the period. Not owning AbbVie, a research-based pharmaceutical company, detracted from returns relative to the S&P Composite 1500 Health Care Index during the period the stock outperformed. Allergan PLC, a global pharmaceutical company, saw its stock price fall as the market focused on a court ruling against the company in a patent lawsuit in October 2017. Shares of Alkermes PLC, a U.S.-based biopharmaceutical company, fell during the period on uncertainty surrounding a trial for their depression drug. Top absolute detractors included Envision Healthcare and Coherus Biosciences.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Over the long term, we expect that innovation, an aging population, and the globalization of demand for cutting-edge Western-style health care should continue to drive growth of the sector.

The Healthcare sector has benefited broadly since the U.S. elections last November, but uncertainties remain. Regarding drug pricing, we continue to believe that meaningful structural reform is unlikely in the foreseeable future. We are mindful of the risks, however. Regarding efforts to repeal the Affordable Care Act (ACA), we continue to believe that most of the millions of Americans who obtained insurance coverage in the past few years will retain coverage, regardless of any adjustments that might be made. We are impressed so far with the efforts of new Food and Drug Administration (FDA) Commissioner Scott Gottlieb, and believe that the tone he has set will favor innovative companies and programs.

We remain optimistic about the Healthcare sector. We believe biomedical innovation is as robust as it has ever been and may fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of health care markets globally should create clear performance separation between the best and the worst health care services companies in our view. As is our practice, we will aim to trim equities on strength and to add on weakness in order to seek to generate favorable returns and minimize risk.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Risks of focusing investments on the healthcare-related sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes, potential product obsolescence, and liquidity risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities.

Composition by Subsector

as of October 31, 2017

Subsector	Percentage of Net Assets
Equity Securities
Biotechnology	25.7%
Food & Staples Retailing	1.4
Health Care Equipment & Supplies	22.3
Health Care Providers & Services	18.5
Health Care Technology	1.8
Life Sciences Tools & Services	3.4
Pharmaceuticals	23.6

Total	96.7%

Short-Term Investments	2.3
Other Assets & Liabilities	1.0

Total	100.0%

For Fund compliance purposes, the Fund may not use the same classification system. These subsector classifications are used for financial reporting purposes.

24

The Hartford MidCap Fund (Unaudited) inception 12/31/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
MidCap A1	29.02%	16.32%	8.26%
MidCap A2	21.92%	15.01%	7.65%
MidCap C1	28.07%	15.48%	7.50%
MidCap C2	27.07%	15.48%	7.50%
MidCap I1	29.28%	16.58%	8.51%
MidCap R3[1]	28.59%	15.96%	8.09%
MidCap R4[1]	28.95%	16.31%	8.37%
MidCap R5[1]	29.32%	16.66%	8.64%
MidCap R6[1]	29.45%	16.79%	8.74%
MidCap Y1	29.43%	16.77%	8.73%
MidCap F1	29.41%	16.61%	8.52%
S&P Midcap 400 Index	23.48%	15.13%	8.96%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/27/09. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/29/09. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/27/09 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/27/09.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

S&P MidCap 400 Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

25

The Hartford MidCap Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Class A	1.16%	1.16%
MidCap Class C	1.88%	1.88%
MidCap Class I	0.87%	1.01%
MidCap Class R3	1.47%	1.47%
MidCap Class R4	1.17%	1.17%
MidCap Class R5	0.86%	0.86%
MidCap Class R6	0.76%	0.76%
MidCap Class Y	0.81%	0.81%
MidCap Class F	0.76%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for Class I on operating expenses and contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Fund returned 29.02%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 23.48% for the same period. The Fund also outperformed the 26.20% average return of the Lipper MidCap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter.

The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

26

The Hartford MidCap Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Within the S&P MidCap 400 Index, eight of the eleven sectors posted positive returns during the period. The Information Technology (+36%), Industrials (+34%), and Healthcare (+31%) sectors performed best while the Telecommunication Services (-27%), Energy (-11%), and Consumer Staples (-1%) sectors lagged.

The Fund outperformed the S&P MidCap 400 Index during the period primarily as a result of strong sector allocation, a result of the Fund’s bottom up stock selection process. This was primarily due to not holding any Real Estate equities and an overweight to the Information Technology sector. This was partially offset by an underweight to the Materials sector, which detracted from performance. Stock selection also contributed positively to benchmark-relative returns with strong selection within the Healthcare and Information Technology sectors. This was partially offset by negative stock selection in Industrials and Energy.

Top absolute and relative contributors to performance included ARIAD Pharmaceuticals (Healthcare), NVR (Consumer Discretionary), and TransUnion (Industrials). Shares of ARIAD Pharmaceuticals, a U.S.-based a biotechnology company focused on oncology, soared largely following the announcement that Takeda Pharmaceuticals would be acquiring ARIAD in a $5.2 billion all-cash deal. We exited our position following this announcement. Shares of NVR, a U.S.-based home builder, rose during the period after reporting solid earnings, driven by increased orders and benefiting from an improving housing market. Shares of TransUnion, a U.S.-based credit reporting company, outperformed during the period due to experiencing broad strength across verticals and geographies driven by new product and end markets for their data and analytic assets.

Top detractors from performance relative to the S&P MidCap 400 Index included Akamai Technologies (Information Technology), Advance Auto Parts (Consumer Discretionary), and Harley Davidson (Consumer Discretionary). Shares of Akamai Technologies, a U.S.-based internet content delivery company, declined during the period due to relatively poor performance from their media delivery business. Advance Auto Parts, a U.S.-based automotive parts supplier, underperformed during the period driven in part by disappointing operating results and same-store sales being negatively impacted by a mild winter. Shares of Harley Davidson, a U.S.-based motor cycle maker, underperformed as sales and shipments during the period deteriorated rapidly. A top absolute detractor for the period was TripAdvisor (Consumer Discretionary).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy remains on a solid footing. A number of issues, including geopolitical tensions involving North Korea,

international trade, ongoing investigations, and gridlock in Washington may cause an increase in market volatility. At the end of the period, the Fund was most overweight Information Technology, Healthcare, and Industrials sectors, and most underweight Real Estate, Consumer Discretionary, and Materials sectors relative to the S&P MidCap 400 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.4%
Consumer Staples	0.7
Energy	1.3
Financials	16.6
Health Care	16.8
Industrials	20.7
Information Technology	31.8
Materials	3.2
Utilities	2.0

Total	99.5%

Short-Term Investments	0.5
Other Assets & Liabilities	0.0 *

Total	100.0%

*	Percentage rounds to zero.

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

27

The Hartford MidCap Value Fund (Unaudited) inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
MidCap Value A1	19.67%	12.70%	6.63%
MidCap Value A2	13.09%	11.43%	6.02%
MidCap Value C1	18.66%	11.88%	5.84%
MidCap Value C2	17.66%	11.88%	5.84%
MidCap Value I1	19.81%	13.03%	6.88%
MidCap Value R3[1]	19.26%	12.39%	6.53%
MidCap Value R4[1]	19.58%	12.74%	6.78%
MidCap Value R5[1]	20.06%	13.09%	7.02%
MidCap Value Y1	20.10%	13.18%	7.08%
MidCap Value F1	20.12%	13.08%	6.90%
Russell 2500 Value Index	19.97%	13.46%	7.57%
Russell MidCap Value Index	17.12%	14.49%	7.90%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 5/28/10. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 5/28/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 5/28/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 2500 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index (reflects no deduction for fees, expenses or taxes) measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

28

The Hartford MidCap Value Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
MidCap Value Class A	1.28%	1.28%
MidCap Value Class C	2.00%	2.00%
MidCap Value Class I	1.04%	1.04%
MidCap Value Class R3	1.54%	1.54%
MidCap Value Class R4	1.24%	1.24%
MidCap Value Class R5	0.94%	0.94%
MidCap Value Class Y	0.88%	0.88%
MidCap Value Class F	0.83%	0.83%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Gregory J. Garabedian

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford MidCap Value Fund returned 19.67% for the twelve-month period ended October 31, 2017, underperforming one of the Fund’s benchmarks, the Russell 2500 Value Index, which returned 19.97%, and outperforming the Fund’s other benchmark, the Russell MidCap Value Index, which returned 17.12%, for the same period. The Fund also underperformed the 21.30% average return of the Lipper MidCap Core Fund peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter.

The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017. Eight of the eleven sectors in the Russell 2500 Value Index gained during the period, with Industrials (+32%), Information Technology (+31%), and Materials (+29%) sectors

29

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

performing the best, while Telecommunication Services (-25%), Energy (-8%), and Consumer Staples (-1%) sectors lagged during the period.

The Fund’s underperformance relative to the Russell 2500 Value Index over the twelve-month period was driven primarily by weaker security selection within the Healthcare, Industrials, and Utilities sectors, which was partially offset by stronger stock selection within the Financials, Telecommunication Services, and Materials sectors. Sector allocation, a result of the bottom-up stock selection process, contributed positively to returns relative to the Russell 2500 Value Index, in part due to an underweight to the Real Estate sector and overweights to the Information Technology and Materials sectors. An underweight to the Financials sector and overweight to the Telecommunication Services sector detracted from returns relative to the Russell 2500 Value Index during the period.

Top absolute detractors and detractors relative to the Russell 2500 Value Index included Newfield Exploration (Energy), QEP Resources (Energy), and Envision Healthcare (Healthcare). Shares of Newfield Exploration, a U.S.-based oil and gas exploration and production (E&P) company, fell during the period despite improvements in operations as oil price uncertainty has weighed heavily on not only Newfield, but other E&P companies as well. Shares of QEP Resources, a U.S.-based natural gas supplier, fell as production was flat during the second quarter of 2017 and higher-margin oil output declined. We exited our position toward the end of the period. The stock price of Envision Healthcare, a U.S.-based medical holding company, slipped following a negative media report focused on out-of-network billing practices for emergency room care.

Top contributors to returns relative to the Russell 2500 Value Index included Comerica (Financials), Harris Corporation (Information Technology), and Westlake Chemicals (Materials). Comerica, a U.S.-based financial services company, rose over the period as a rebound in oil and gas prices also triggered a rebound in its stock; Comerica is a lender with a large concentration of oil and gas loans. Harris Corporation, a U.S.-based technology company, defense contractor, and information technology services provider, outperformed earnings estimates multiple times over the period. In addition, the company won a new defense contract with the U.S. Army and booked meaningful orders with Saudi Arabia for the company’s tactical radios. The stock rallied during the period as a result. Shares of U.S.-based international manufacturer and supplier of petrochemicals, polymers and fabricated building products, Westlake Chemicals, rose as operating rates in Westlake’s chlorine business hit a four year high earlier in 2017, demand in vinyl products increased, pricing improved as a result of improved industry dynamics and supply tightened over the period. The effects of Hurricane Harvey also proved to increase demand for Westlake’s products. Zions Bancorporation (Financials) and Reinsurance Group of America (Financials) were top absolute contributors during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

Recent global economic momentum has been a bit stronger than we anticipated. The composite Institute of Supply Management (ISM) index in the U.S. has reached its highest level since 2004. Globally, the manufacturing Purchasing Managers Index (PMI) is at its highest level since 2011. Geopolitical events have thus far not damaged investor psychology, and there have been signals in Washington that have raised the odds for tax reform. While recent hurricanes could lead to volatility in near term economic data the economic backdrop may be reasonably supportive over the balance of the year and into 2018. At the end of the period, the Fund’s largest sector overweight allocations relative to the Russell 2500 Value Index were to Information Technology, Materials, and Industrials, while the Fund’s largest underweights were to Real Estate and Consumer Discretionary.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

30

The Hartford MidCap Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.0%
Consumer Staples	2.3
Energy	6.7
Financials	23.2
Health Care	4.5
Industrials	15.4
Information Technology	17.5
Materials	7.8
Real Estate	8.5
Telecommunication Services	1.2
Utilities	5.2

Total	98.3%

Short-Term Investments	1.6
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

31

Hartford Small Cap Core Fund (Unaudited) inception 01/01/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Small Cap Core A2	23.19%	12.07%	6.04%
Small Cap Core A3	16.41%	10.81%	5.44%
Small Cap Core C2	22.24%	11.22%	5.28%
Small Cap Core C3	21.24%	11.22%	5.28%
Small Cap Core I2	23.53%	12.25%	6.12%
Small Cap Core R3[2]	22.79%	11.82%	6.06%
Small Cap Core R4[2]	23.11%	12.15%	6.25%
Small Cap Core R5[2]	23.63%	12.49%	6.45%
Small Cap Core Y2	23.58%	12.53%	6.47%
Small Cap Core F2	23.62%	12.26%	6.13%
Russell 2000 Index	27.85%	14.49%	7.63%

[1]	Not Annualized
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class I shares commenced operations on 03/31/15. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 3/31/15 through 2/27/17 and Class A shares (excluding sales charges) prior to 3/31/15.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes the Fund’s performance when it invested, prior to 2/1/10, at least 80% of its assets in common stocks of mid-capitalization companies and prior to 7/10/15, at least 80% of its assets in common stocks of small-capitalization and mid-capitalization companies.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 6/4/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the small-cap segment of the U.S. equity universe.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/ reimbursements, please see the prospectus.

32

Hartford Small Cap Core Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Core Class A	1.40%	1.44%
Small Cap Core Class C	2.15%	2.17%
Small Cap Core Class I	1.10%	1.10%
Small Cap Core Class R3	1.60%	1.70%
Small Cap Core Class R4	1.30%	1.39%
Small Cap Core Class R5	1.00%	1.09%
Small Cap Core Class Y	0.95%	1.02%
Small Cap Core Class F	0.95%	0.97%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Small Cap Core Fund returned 23.19%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned 27.85% for the same period. The Fund underperformed the 24.68% average return of the Lipper Small-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten of the eleven sectors in the Russell 2000 Index rose during the period, with Healthcare (+38%), Industrials (+35%), and Materials (+34%) sectors performing the best. Energy (-6%) sector lagged on a relative basis during the period.

Security selection detracted from performance relative to the Russell 2000 Index during the period, due to weaker stock selection in Financials, Industrials, and Real Estate sectors, which was partially offset by stronger stock selection in the Materials, Energy, and Consumer Staples sectors. From a sector allocation perspective, a result of the Fund’s bottom-up quantitative stock selection process,

33

Hartford Small Cap Core Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

an overweight allocation to Consumer Staples and an underweight allocation to Information Technology detracted most from benchmark-relative performance. This was only partially offset by an underweight to Utilities.

The largest detractors from performance relative to the Russell 2000 Index over the period were Hawaiian Holdings (Industrials), Francesca’s Holdings (Consumer Discretionary), and Mack-Cali Realty (Real Estate). Shares of Hawaiian Holdings, a U.S.-based airline, declined over the period as a number of competitors, including United Continental, announced increased capacity for flights to Hawaii. Shares of Francesca’s Holdings, a U.S.-based women’s clothing retailer, fell over the period after announcing poor second quarter results and the departure of their chief merchandising officer. Shares of Mack-Cali Realty, a U.S.-based real estate investment trust, fell during the period due to lowered guidance, an increase in leverage and light leasing. Westmoreland Coal (Energy) detracted from absolute returns over the period.

The largest contributors to benchmark-relative performance during the period were Scientific Games (Consumer Discretionary), Chemours (Materials), and Exelixis (Healthcare). Shares of Scientific Games, a U.S.-based provider of gambling products and services, rose during the period as it unveiled its proprietary SciQ lottery retail environment and a large portfolio of new game content, as well as announcing its proposed acquisition of NYX Gaming Group. Shares of Chemours, a U.S.-based producer of titanium dioxide, a white pigment used in paint, did well on cost savings, litigation relief, and benefits from financial leverage it had over this period. Shares of Elexis, a U.S.-based pharmaceutical drug company, rose during the period after reporting better than expected third quarter earnings results. Corcept Therapeutics (Healthcare) contributed positively to absolute returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by using proprietary quantitative research and investment tools in a highly disciplined framework.

The Fund focuses on stock selection as the key driver of returns and uses portfolio optimization techniques to seek to minimize unintended and uncompensated risks. The Fund’s characteristics, such as beta, capitalization distribution, and sector weights, are managed to be close to the index characteristics.

Based on our long-term time horizon, we seek to capitalize on opportunities created by the trading and pricing inefficiencies frequently found among small-cap equities. At the end of the period, the Fund was overweight the Financials, Consumer Discretionary, and Consumer Staples sectors and underweight the Information

Technology, Utilities, and Energy sectors relative to the Russell 2000 Index.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	13.2%
Consumer Staples	4.0
Energy	2.5
Financials	20.5
Health Care	14.8
Industrials	14.3
Information Technology	14.9
Materials	4.3
Real Estate	8.0
Telecommunication Services	1.4
Utilities	1.4

Total	99.3%

Short-Term Investments	0.8
Other Assets & Liabilities	(0.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

The Hartford Small Cap Growth Fund (Unaudited) inception 01/04/1988

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Small Cap Growth A1	29.28%	15.24%	8.95%
Small Cap Growth A2	22.17%	13.94%	8.33%
Small Cap Growth C1	28.36%	14.45%	8.14%
Small Cap Growth C2	27.36%	14.45%	8.14%
Small Cap Growth I1	29.56%	15.58%	9.20%
Small Cap Growth R3[1]	28.87%	14.95%	8.66%
Small Cap Growth R4[1]	29.27%	15.31%	8.97%
Small Cap Growth R5[1]	29.67%	15.66%	9.29%
Small Cap Growth R6[1]	29.80%	15.75%	9.37%
Small Cap Growth Y1	29.76%	15.77%	9.38%
Small Cap Growth F1	29.76%	15.61%	9.22%
Russell 2000 Growth Index	31.00%	15.36%	8.16%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s pervious additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

Effective 3/6/15, the Fund was closed to new investors until further notice. For more information, please see the Fund’s prospectus.

35

The Hartford Small Cap Growth Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Small Cap Growth Class A	1.24%	1.24%
Small Cap Growth Class C	1.93%	1.93%
Small Cap Growth Class I	0.98%	0.98%
Small Cap Growth Class R3	1.50%	1.50%
Small Cap Growth Class R4	1.18%	1.18%
Small Cap Growth Class R5	0.88%	0.88%
Small Cap Growth Class R6	0.78%	0.78%
Small Cap Growth Class Y	0.83%	0.83%
Small Cap Growth Class F	0.78%	0.78%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Senior Managing Director, Co-Director of Quantitative Investments, and Director of Quantitative Portfolio Management

Wellington Management Company LLP

David A. Siegle, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

Douglas W. McLane, CFA

Managing Director and Equity Research Analyst

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Cap Growth Fund returned 29.28%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 31.00%. For the same period, the Fund underperformed the 29.36% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the

36

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Telecommunication Services (+65%), Financials (+40%), and Materials (+38%) sectors increased the most while Energy (-19%) lagged the broader index.

Sector allocation, driven by the Fund’s bottom-up stock selection, was the primary driver of underperformance relative to the Russell 2000 Growth Index during the period. An overweight to the Energy sector and an underweight to the Industrials sector detracted from benchmark-relative performance during the period. An underweight to Real Estate sector contributed positively to benchmark-relative results. Security selection contributed positively to relative returns during the period. Selection was strongest within Consumer Discretionary, Materials, and Real Estate sectors, which was slightly offset by weaker selection in Healthcare, Financials, Telecommunication Services, and Consumer Staples sectors.

The top relative detractors relative to the Russell 2000 Growth Index included Cardtronics PLC (Information Technology), Kite Pharmaceuticals (Healthcare), and Exact Sciences (Healthcare). Shares of Cardtronics, a provider of automated financial services kiosks, underperformed as the firm reported a messy first quarter as a software transition and exit from the 7-Eleven relationship negatively affected same-store-sales and earnings more sharply than anticipated. Not owning Kite Pharmaceuticals, a biopharmaceutical company focused on cancer immunotherapy treatments, detracted from performance as shares rose after the announcement that the company will be acquired by Gilead Sciences. Exact Sciences, a molecular diagnostics company, also detracted from performance as we owned the high performing stock for only part of the period. Top absolute detractors for the period included Coherus Biosciences (Healthcare) and Alder Biopharmaceuticals (Healthcare).

The top relative and absolute contributors to performance were Rogers Corp (Information Technology), TopBuild Corp (Consumer Discretionary), and MKS Instruments (Information Technology). Shares of Rogers Corp, a maker of specialty advanced materials, including printed circuit materials, high-end specialty foams used in smartphones, tablets, and electric vehicles, rose as the company announced a very strong first quarter and provided guidance for the second quarter above consensus expectations. The stock price of TopBuild Corp, a U.S.-based insulation installer, rose as the stock is expected to benefit from positive U.S. housing industry trends. Shares of MKS Instruments, a provider of instruments, subsystems, and process control solutions for advanced manufacturing, rose as investors were bullish on the company being well-positioned for secular growth trends in semiconductor capital equipment as well as its recent acquisition of Newport, which provides an opportunity to grow into new end markets.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

While the global reflation theme (rising nominal growth, wages and inflation) has likely been delayed, we believe the U.S. economy appears healthy and is growing at a healthy pace. Consumer spending is steady and investment spending appears to have picked up. Solid job growth and consumer confidence readings suggest that consumer spending should be in good shape in the near term.

The market is likely to remain focused on changes to the Fed’s bond buying program and its impact on interest rates in our view. We would not be surprised by a pick-up in volatility. With tight labor markets, we continue to expect the Fed to remain on the slow path to interest rate normalization. On legislative policy, both the White House and Congress are now focused on taxes. The initial tax blueprint, if enacted, would likely provide stimulus to both consumers and corporations. The magnitude of the stimulus from these initiatives is likely going to depend on the appetite for lawmakers to absorb increases to the deficit.

Overall, we continue to find what we consider to be attractively valued equities with the characteristics we seek. We believe the U.S. economy remains in a period of moderate economic growth, and we continue to monitor policy decisions and economic trends that may impact the Fund’s holdings.

At the end of the period, the Fund’s largest overweights were to the Consumer Discretionary and Consumer Staples sectors, while the Fund’s largest underweights were to the Industrials, Utilities, and Materials sectors, relative to the Russell 2000 Growth Index.

37

The Hartford Small Cap Growth Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	3.2
Energy	1.2
Financials	8.7
Health Care	22.2
Industrials	17.0
Information Technology	24.9
Materials	4.0
Real Estate	3.1
Telecommunication Services	0.6

Total	99.0%

Short-Term Investments	0.6
Other Assets & Liabilities	0.4

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

38

The Hartford Small Company Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Small Company A1	29.16%	11.91%	5.29%
Small Company A2	22.06%	10.65%	4.69%
Small Company C1	28.19%	11.10%	4.53%
Small Company C2	27.19%	11.10%	4.53%
Small Company I1	29.40%	12.18%	5.55%
Small Company R3[1]	28.91%	11.69%	5.08%
Small Company R4[1]	29.29%	12.03%	5.41%
Small Company R5[1]	29.67%	12.37%	5.71%
Small Company R6[1]	29.75%	12.47%	5.82%
Small Company Y1	29.70%	12.46%	5.82%
Small Company F1	29.58%	12.21%	5.56%
Russell 2000 Growth Index	31.00%	15.36%	8.16%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s pervious additional sub-adviser, Hartford Investment Management Company. As of 7/21/10, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Russell 2000 Growth Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

39

The Hartford Small Company Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Small Company Class A	1.41%	1.43%
Small Company Class C	2.13%	2.13%
Small Company Class I	1.16%	1.23%
Small Company Class R3	1.56%	1.60%
Small Company Class R4	1.26%	1.29%
Small Company Class R5	0.96%	0.99%
Small Company Class R6	0.89%	0.89%
Small Company Class Y	0.91%	0.94%
Small Company Class F	0.89%	0.89%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Steven C. Angeli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Small Company Fund returned 29.16%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Growth Index, which returned 31.00% for the same period. The Fund also underperformed the 29.36% average return of the Lipper Small Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The

Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strongly, posting a positive return in October.

Returns varied by market-cap, as mid-and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

40

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Likewise, small cap growth equities outperformed small cap value equities during the period, as measured by the Russell 2000 Growth Index and Russell 2000 Value Index, respectively.

Ten out of eleven sectors in the Russell 2000 Growth Index had positive returns during the period. The Telecommunication Services (+65%), Financials (+40%), and Materials (+38%) sectors performed the best while Energy (-19%) and Consumer Staples (+7%) sectors lagged the broader index.

During the period, sector allocation, which is a result of bottom-up stock selection, was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index. In particular, an overweight to the Energy sector and an underweight to the Industrials sector detracted most, which was slightly offset by an underweight to the Consumer Staples sector, which contributed positively. Security selection contributed positively to relative performance during the period. Selection was strongest in the Consumer Discretionary and Materials sectors, which more than offset weaker selection in the Industrials and Financials sectors, which detracted from benchmark-relative performance during the period.

Top detractors from performance relative to the Russell 2000 Growth Index during the period included Academy CoInvest (Consumer Discretionary), Dexcom (Healthcare), and Kite Pharma (Healthcare). The fair valuation of private placement Academy CoInvest, which owns Academy Sports Store, a retailer of sports and recreational products, fell due to declines in its earnings and difficult conditions faced by sports retailers in general. Dexcom, a U.S.-based producer of continuous glucose monitoring devices used by diabetics, saw its share price fall sharply after its competitor Abbott announced the launch of a competitive product. The share price of Kite Pharma, a U.S.-based clinical-stage biopharmaceutical company, rose during the period after it was announced that the company had accepted a buyout offer from Gilead Sciences, another biotechnology company. Not owning the stock detracted from relative results. Another top absolute detractor during the period was Gigamon (Information Technology).

Top contributors to performance relative to the Russell 2000 Growth Index during the period included Align Technology (Healthcare), Tower Semiconductor (Information Technology), and Arista Networks (Information Technology). The stock price of Align Technology, a U.S.-based medical device company most known for its “Invisalign” braces, rose during the period after it announced revenues and earnings that beat market expectations driven by increased growth of the Invisalign product. Tower Semiconductor, an Israeli-based manufacturer of analog chips, saw its share price rise during the period after posting strong financial revenues and earnings and announcing solid order results in May. Arista Networks, a U.S.-based manufacturer of cloud networking software, saw its stock price rise due to a better than expected customer adoption rate and an advantageous finding in favor of Arista in a lawsuit that Cisco had filed against it. Another top absolute contributor during the period was Insulet (Healthcare).

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

As of the end of the period, we continued to construct the Fund on a bottom-up basis drawing on deep fundamental research.

Despite geopolitical turbulence, we remained constructive on equity markets as global growth prospects remain strong as of the end of the period. If U.S. tax reform is enacted, we believe that we should see small cap stocks regain performance against large cap stocks. The main risks we see to our base case are political in nature and include tensions with North Korea and an ineffective Trump administration. However, most sustained market corrections are correlated with economic recessions, and we do not see any major signs of an imminent economic downturn in the U.S.

The Fund’s sector weights are a product of bottom-up stock selection based on company specific research. The Fund’s largest overweights at the end of the period were to the Information Technology and Consumer Staples sectors while Industrials and Healthcare represented the Fund’s largest underweight sector exposures relative to the benchmark.

We continue to compare new opportunities to current holdings using our structured process and upside / downside framework. We remain true to our investment process, specifically our focus on emerging and re-emerging growth businesses that we believe have sustainable growth, superior management, and positive operating momentum.

41

The Hartford Small Company Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Small-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Growth investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.1%
Consumer Staples	4.5
Energy	1.6
Financials	6.9
Health Care	18.8
Industrials	13.8
Information Technology	32.9
Materials	3.2
Real Estate	3.7

Total	99.5%

Short-Term Investments	0.2
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

42

The Hartford Value Opportunities Fund* (Unaudited) inception 01/02/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Value Opportunities A1	15.89%	12.25%	5.29%
Value Opportunities A2	9.52%	10.99%	4.70%
Value Opportunities C1	15.05%	11.44%	4.51%
Value Opportunities C2	14.05%	11.44%	4.51%
Value Opportunities I1	16.19%	12.62%	5.59%
Value Opportunities R3[1]	15.48%	11.94%	5.01%
Value Opportunities R4[1]	15.87%	12.30%	5.34%
Value Opportunities R5[1]	16.25%	12.63%	5.65%
Value Opportunities Y1	16.32%	12.71%	5.70%
Value Opportunities F1	16.24%	12.63%	5.60%
Russell 3000 Value Index	18.30%	13.48%	6.07%
Russell 1000 Value Index	17.78%	13.48%	5.99%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Russell 3000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 1000 Value Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

*	Effective November 1, 2017, the Fund changed its name to Hartford Quality Value Fund. On the same date, the Fund changed its principal investment strategy, portfolio managers and primary benchmark (the Russell 3000 Value Index is no longer a benchmark of the Fund and the Russell 1000 Value Index became the Fund’s only benchmark). The information in this report is as of October 31, 2017 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

43

The Hartford Value Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Value Opportunities Class A	1.23%	1.23%
Value Opportunities Class C	1.95%	1.95%
Value Opportunities Class I	0.90%	0.90%
Value Opportunities Class R3	1.53%	1.53%
Value Opportunities Class R4	1.20%	1.20%
Value Opportunities Class R5	0.90%	0.90%
Value Opportunities Class Y	0.85%	0.85%
Value Opportunities Class F	0.80%	0.80%

*	Expenses as shown in the Fund’s March 1, 2017 prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. The Fund filed an updated prospectus dated November 1, 2017 with the U.S. Securities and Exchange Commission that reflected modifications to the Fund’s contractual management fee rate and contractual expense reimbursement arrangements effective November 1, 2017. However, the information in this annual report is as of October 31, 2017 and does not reflect any of these changes. The net expense ratios shown in the November 1, 2017 prospectus are as follows: 1.05% (Class A), 1.78% (Class C), 0.78% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.69% (Class Y) and 0.64% (Class F). The gross expense ratios shown in the November 1, 2017 prospectus are as follows: 1.05% (Class A), 1.78% (Class C), 0.78% (Class I), 1.38% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.69% (Class Y) and 0.64% (Class F). Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2019 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remains in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017

Portfolio Managers

David W. Palmer, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Value Opportunities Fund1, before sales charge, returned 15.89% for the twelve-month period ended October 31, 2017, underperforming one of the Fund’s benchmarks, the Russell 3000 Value Index, which returned 18.30% for the same period. The Fund also underperformed the Russell 1000 Value Index, the Fund’s other benchmark, which returned 17.78% for the same period. The Fund underperformed the 19.58% average return of the Lipper Multi-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, measured by the S&P 500 Index, rose steadily for the twelve-month period ended October 31, 2017. At the beginning of the period, November finished slightly higher, and financial data continued to paint a promising picture of the U.S. economy. Despite the common

[1]	Effective November 1, 2017, the Fund changed its name to Hartford Quality Value Fund. On the same date, the Fund changed its principal investment strategy, portfolio managers and primary benchmark (the Russell 3000 Value Index is no longer a benchmark of the Fund and the Russell 1000 Value Index became the Fund’s only benchmark). The information in this report is as of October 31, 2017 and therefore, does not reflect any of these changes. For more information, please see the Fund’s most recent prospectus.

44

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

perception that markets preferred Hillary Clinton, equities soared following Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. In December 2016, the U.S. Federal Reserve (Fed) gave the U.S. economy a vote of confidence when it increased interest rates for the first time since December 2015. In March 2017, the Fed increased rates for the third time in a decade, and despite plunging oil prices, and heightened political risk, the market rallied in the second quarter. The Fed increased interest rates by 0.25% in June and laid out a plan for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017, provided the economy evolves broadly as anticipated. U.S. equities continued to climb in July, following a solid start to the corporate earnings season and an encouraging employment data release. The Core Consumer Price Index (CPI) rose 0.2% in August after five consecutive months of downside surprises, providing a degree of relief and increasing the market’s expectation for interest rate increases at the end of the year and in 2018. The Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable. In the wake of their failed attempt to repeal the Affordable Care Act (ACA), Republicans pivoted to tax reform and unveiled a long-awaited blueprint in September. U.S. equities finished the period strong, posting a positive return in October.

Returns varied by market-cap, as mid- and large-cap equities, as measured by the S&P MidCap 400 Index and S&P 500 Index, respectively, underperformed small-cap equities, as measured by the Russell 2000 Index, during the twelve-month period ended October 31, 2017.

Ten of eleven sectors within the Russell 3000 Value Index posted positive returns during the period. Financials (+36%), Materials (+30%), and Information Technology (+28%) were top performers while Telecommunication Services (-3%) lagged on a relative basis.

Security selection detracted from performance relative to the Russell 3000 Value Index, primarily driven by stock selection within Healthcare, Information Technology, and Consumer Staples. This was somewhat offset by stronger selection in Telecommunication Services, Real Estate, and Industrials. Sector allocation, a result of the bottom-up stock selection process, contributed positively to the Fund’s relative returns over the period, primarily due to an underweight to Consumer Staples and Energy. This was partially offset by an underweight to Financials, which detracted from performance.

The top detractors from performance relative to the Russell 3000 Value Index were Teva Pharmaceuticals (Healthcare), Bank of America (Financials), and Envision Healthcare (Healthcare). Shares of Teva Pharmaceuticals, an Israeli-based pharmaceutical company specializing in generic formulations, fell after the company announced a dividend cut, and lowered its 2017 fiscal year revenue and earnings guidance. Bank of America, a U.S.-based global banking and financial services company, saw its share price rise as expectations of rising interest rates, lower taxes, and relief from regulatory pressures proved to be a secular tailwind for the U.S. banking industry. Not holding this stock detracted from relative performance. The stock price of Envision Healthcare, a U.S.-based medical holding company, slipped following a negative media report focused on out-of-network billing practices for Emergency Room care. Coty (Consumer Staples) was a top absolute detractor.

The largest contributors to performance relative to the Russell 3000 Value Index were General Electric (Industrials), Citigroup (Financials), and PNC Financial Services (Financials). The stock price of General Electric, a U.S.-based multinational conglomerate operating in the technology infrastructure, capital finance, and consumer and industrial products industries, fell after the stock underperformed following fourth-quarter sales coming in lower than what analysts had anticipated in addition to several executive leadership changes. Not holding this stock contributed positively to relative performance. Shares of Citigroup, a U.S.-based financial services company, rose during the period that it was held in the Fund; the stock price rose as Citi has streamlined its business and built up excess capital, which investors were positive about. The stock price of PNC Financial Services, a U.S.-based financial services company, rose as investors became bullish on management’s focus on deepening customer relationships to try to drive fee growth. MetLife (Financials) was a top absolute contributor to performance during the period.

Currency forwards were used from time to time to hedge a portion of the currency risk in this Fund during the period. Over the period, the currency hedges slightly detracted from performance.

What is the outlook?

Following some signs of a slowing in leading indicators during the spring, and a more neutral balance of economic surprises after several quarters of upside bias, the U.S. economy has continued to experience respectable growth in our view. Consumer spending has remained relatively firm, while investment spending has accelerated.

Overall, we see an economy underpinned by real personal income growth above 2%, rising capital investment trends, a boost to exports from a weaker dollar, and the potential to replenish inventories from currently-tight levels. Against this favorable backdrop, we have kept the Fund’s exposure to economically-sensitive companies relatively static at the end of the period.

At the end of the period, the Fund was most overweight Information Technology, Materials, and Real Estate sectors and most underweight Financials, Healthcare, and Industrials sectors, relative to the Russell 3000 Value Index.

45

The Hartford Value Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund’s focus on investments in particular sectors may increase its volatility and risk of loss if there are adverse economic consequences in those sectors. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.0%
Consumer Staples	7.4
Energy	10.1
Financials	23.5
Health Care	10.4
Industrials	7.1
Information Technology	11.4
Materials	5.7
Real Estate	7.0
Telecommunication Services	2.9
Utilities	6.7

Total	98.2%

Short-Term Investments	1.2
Other Assets & Liabilities	0.6

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

46

Domestic Equity Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Capital Appreciation Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,076.10	$5.65	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Class C	$1,000.00	$1,072.40	$9.45	$1,000.00	$1,016.08	$9.20	1.81%	184	365
Class I	$1,000.00	$1,077.70	$4.24	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class R3	$1,000.00	$1,074.30	$7.32	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class R4	$1,000.00	$1,076.10	$5.76	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R5	$1,000.00	$1,077.50	$4.19	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R6	$1,000.00	$1,078.30	$3.72	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class Y	$1,000.00	$1,077.80	$3.98	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class F	$1,000.00	$1,078.20	$3.72	$1,000.00	$1,021.63	$3.62	0.71%	184	365

47

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

Hartford Core Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,081.90	$3.88	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class C	$1,000.00	$1,078.00	$7.86	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class I	$1,000.00	$1,082.90	$2.73	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class R3	$1,000.00	$1,080.10	$5.71	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class R4	$1,000.00	$1,081.90	$4.15	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R5	$1,000.00	$1,083.50	$2.57	$1,000.00	$1,022.74	$2.50	0.49%	184	365
Class R6	$1,000.00	$1,083.90	$2.15	$1,000.00	$1,023.14	$2.09	0.41%	184	365
Class Y	$1,000.00	$1,083.50	$2.42	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class F	$1,000.00	$1,084.10	$2.15	$1,000.00	$1,023.14	$2.09	0.41%	184	365

The Hartford Dividend and Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,084.40	$5.20	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class C	$1,000.00	$1,080.20	$9.07	$1,000.00	$1,016.48	$8.79	1.73%	184	365
Class I	$1,000.00	$1,085.50	$4.15	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R3	$1,000.00	$1,082.20	$7.09	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,083.70	$5.46	$1,000.00	$1,019.96	$5.30	1.04%	184	365
Class R5	$1,000.00	$1,085.40	$3.89	$1,000.00	$1,021.48	$3.77	0.74%	184	365
Class R6	$1,000.00	$1,086.00	$3.37	$1,000.00	$1,021.98	$3.26	0.64%	184	365
Class Y	$1,000.00	$1,085.40	$3.63	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class F	$1,000.00	$1,085.90	$3.36	$1,000.00	$1,021.98	$3.26	0.64%	184	365

48

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Equity Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,078.50	$5.24	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class C	$1,000.00	$1,074.40	$9.10	$1,000.00	$1,016.43	$8.84	1.74%	184	365
Class I	$1,000.00	$1,080.00	$4.14	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class R3	$1,000.00	$1,076.50	$7.17	$1,000.00	$1,018.30	$6.97	1.37%	184	365
Class R4	$1,000.00	$1,078.50	$5.55	$1,000.00	$1,019.86	$5.40	1.06%	184	365
Class R5	$1,000.00	$1,079.80	$3.98	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class R6	$1,000.00	$1,080.70	$3.46	$1,000.00	$1,021.88	$3.36	0.66%	184	365
Class Y	$1,000.00	$1,079.90	$3.72	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class F	$1,000.00	$1,080.80	$3.46	$1,000.00	$1,021.88	$3.36	0.66%	184	365

The Hartford Growth Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,145.50	$5.89	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class C	$1,000.00	$1,141.40	$9.99	$1,000.00	$1,015.88	$9.40	1.85%	184	365
Class I	$1,000.00	$1,146.90	$4.65	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R3	$1,000.00	$1,143.60	$7.83	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$1,145.40	$6.22	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$1,147.10	$4.60	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R6	$1,000.00	$1,147.70	$4.06	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,147.40	$4.33	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class F	$1,000.00	$1,147.60	$4.06	$1,000.00	$1,021.43	$3.82	0.75%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.12%, and the expenses paid in the actual and hypothetical examples above would have been $6.06 and $5.70, respectively.

The Hartford Healthcare Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,050.00	$6.56	$1,000.00	$1,018.80	$6.46	1.27%	184	365
Class C	$1,000.00	$1,046.30	$10.42	$1,000.00	$1,015.02	$10.26	2.02%	184	365
Class I	$1,000.00	$1,051.40	$5.33	$1,000.00	$1,020.01	$5.24	1.03%	184	365
Class R3	$1,000.00	$1,048.20	$8.26	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class R4	$1,000.00	$1,049.80	$6.72	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$1,051.50	$5.22	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Class Y	$1,000.00	$1,051.70	$4.91	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class F	$1,000.00	$1,051.60	$4.65	$1,000.00	$1,020.67	$4.58	0.90%	184	365

49

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford MidCap Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,116.60	$5.98	$1,000.00	$1,019.56	$5.70	1.12%	184	365
Class C	$1,000.00	$1,112.40	$9.96	$1,000.00	$1,015.78	$9.50	1.87%	184	365
Class I	$1,000.00	$1,117.80	$4.64	$1,000.00	$1,020.82	$4.43	0.87%	184	365
Class R3	$1,000.00	$1,115.00	$7.84	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class R4	$1,000.00	$1,116.50	$6.19	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class R5	$1,000.00	$1,118.10	$4.59	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class R6	$1,000.00	$1,118.70	$4.06	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class Y	$1,000.00	$1,118.50	$4.33	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class F	$1,000.00	$1,118.90	$4.06	$1,000.00	$1,021.37	$3.87	0.76%	184	365

The Hartford MidCap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,067.70	$6.41	$1,000.00	$1,019.01	$6.26	1.23%	184	365
Class C	$1,000.00	$1,062.90	$10.24	$1,000.00	$1,015.28	$10.01	1.97%	184	365
Class I	$1,000.00	$1,067.90	$5.73	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class R3	$1,000.00	$1,065.70	$7.97	$1,000.00	$1,017.49	$7.78	1.53%	184	365
Class R4	$1,000.00	$1,067.20	$6.36	$1,000.00	$1,019.06	$6.21	1.22%	184	365
Class R5	$1,000.00	$1,069.00	$4.75	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class Y	$1,000.00	$1,068.90	$4.48	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class F	$1,000.00	$1,069.90	$4.23	$1,000.00	$1,021.12	$4.13	0.81%	184	365

Hartford Small Cap Core Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,052.10	$6.62	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class C(1)	$1,000.00	$1,047.90	$10.32	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$1,053.60	$5.28	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class R3	$1,000.00	$1,050.70	$7.75	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class R4	$1,000.00	$1,051.80	$6.21	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R5	$1,000.00	$1,054.00	$4.61	$1,000.00	$1,020.72	$4.53	0.89%	184	365
Class Y	$1,000.00	$1,053.90	$4.40	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class F	$1,000.00	$1,054.40	$4.40	$1,000.00	$1,020.92	$4.33	0.85%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 2.05%, and the expenses paid in the actual and hypothetical examples above would have been $10.58 and $10.41, respectively.

50

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Small Cap Growth Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A(1)	$1,000.00	$1,089.20	$6.00	$1,000.00	$1,019.46	$5.80	1.14%	184	365
Class C(2)	$1,000.00	$1,085.30	$9.78	$1,000.00	$1,015.83	$9.45	1.86%	184	365
Class I	$1,000.00	$1,090.40	$5.01	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R3	$1,000.00	$1,087.30	$7.73	$1,000.00	$1,017.80	$7.48	1.47%	184	365
Class R4	$1,000.00	$1,089.20	$6.06	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R5	$1,000.00	$1,090.80	$4.48	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R6	$1,000.00	$1,091.60	$3.95	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,091.10	$4.22	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class F	$1,000.00	$1,091.50	$3.95	$1,000.00	$1,021.43	$3.82	0.75%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.22%, and the expenses paid in the actual and hypothetical examples above would have been $6.43 and $6.22, respectively.

(2)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.89%, and the expenses paid in the actual and hypothetical examples above would have been $9.91 and $9.58, respectively.

The Hartford Small Company Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,102.50	$7.05	$1,000.00	$1,018.50	$6.77	1.33%	184	365
Class C(1)	$1,000.00	$1,098.20	$11.00	$1,000.00	$1,014.72	$10.56	2.08%	184	365
Class I	$1,000.00	$1,103.30	$6.10	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R3	$1,000.00	$1,101.20	$8.21	$1,000.00	$1,017.39	$7.88	1.55%	184	365
Class R4	$1,000.00	$1,103.00	$6.63	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R5	$1,000.00	$1,104.50	$5.04	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R6	$1,000.00	$1,104.90	$4.83	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class Y	$1,000.00	$1,105.00	$4.78	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class F	$1,000.00	$1,104.80	$4.77	$1,000.00	$1,020.67	$4.58	0.90%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 2.12%, and the expenses paid in the actual and hypothetical examples above would have been $11.21 and $10.77, respectively.

51

Domestic Equity Funds

Expense Examples (Unaudited) – (continued)

The Hartford Value Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,043.80	$6.18	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class C	$1,000.00	$1,040.00	$9.92	$1,000.00	$1,015.48	$9.80	1.93%	184	365
Class I	$1,000.00	$1,045.40	$4.95	$1,000.00	$1,020.37	$4.89	0.96%	184	365
Class R3	$1,000.00	$1,041.80	$7.93	$1,000.00	$1,017.44	$7.83	1.54%	184	365
Class R4	$1,000.00	$1,043.80	$6.23	$1,000.00	$1,019.11	$6.16	1.21%	184	365
Class R5	$1,000.00	$1,045.50	$4.85	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class Y	$1,000.00	$1,045.40	$4.38	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class F	$1,000.00	$1,045.40	$4.12	$1,000.00	$1,021.17	$4.08	0.80%	184	365

52

The Hartford Capital Appreciation Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3%
	Automobiles & Components - 1.9%
898,014	General Motors Co.	$38,596,642
1,704,887	Goodyear Tire & Rubber Co.	52,152,494
249,613	Magna International, Inc.	13,617,365
1,134,000	Tata Motors Ltd. ADR*	37,149,840
202,007	Valeo S.A.	13,676,712

		155,193,053

	Banks - 7.2%
8,100,029	Banco Santander S.A.	54,912,607
2,713,797	Bank of America Corp.	74,330,900
3,478,000	China Merchants Bank Co., Ltd. Class H	13,281,291
3,009,930	Citigroup, Inc.	221,229,855
5,442,165	ICICI Bank Ltd.	25,511,925
1,758,390	ICICI Bank Ltd. ADR	16,089,268
3,725,070	Itau Unibanco Holding S.A. ADR	47,718,147
460,373	JP Morgan Chase & Co.	46,318,127
583,321	PNC Financial Services Group, Inc.	79,792,480
839,569	UniCredit S.p.A.*	16,044,693

		595,229,293

	Capital Goods - 2.9%
1,107,618	AerCap Holdings N.V.*	58,305,012
276,739	Airbus SE	28,397,573
286,769	AMETEK, Inc.	19,354,040
385,814	Cie de Saint-Gobain	22,621,394
88,725	General Dynamics Corp.	18,009,400
806,800	Harry’s, Inc.*(1)(2)(3)(4)	10,891,800
521,700	Komatsu Ltd.	17,046,939
372,334	Lithium Technology Corp., Escrow*(1)(2)(3)(4)	122,870
128,891	Lockheed Martin Corp.	39,719,051
234,141	United Technologies Corp.	28,040,726

		242,508,805

	Commercial & Professional Services - 0.7%
398,729	IHS Markit Ltd.*	16,989,843
4,595	Klarna Holding AB*(1)(2)(3)(4)	528,502
511,883	TransUnion*	26,868,739
207,320	Waste Connections, Inc.	14,651,304

		59,038,388

	Consumer Durables & Apparel - 2.7%
2,655,800	Glenveagh Properties plc*(2)	3,480,308
2,768,058	NIKE, Inc. Class B	152,215,510
83,332	One Kings Lane, Inc., Escrow*(1)(2)(3)(4)	20,833
1,333,000	Sony Corp.	55,765,630
1,193,702	Under Armour, Inc. Class C*	13,763,384

		225,245,665

	Consumer Services - 4.3%
62,394	Chipotle Mexican Grill, Inc.*	16,964,929
106,068	Churchill Downs, Inc.	22,120,481
5,654,566	DraftKings, Inc.*(1)(2)(3)(4)	8,764,577
1,482,704	Hilton Worldwide Holdings, Inc.	107,169,845
575,659	Las Vegas Sands Corp.	36,485,268
248,524	McDonald’s Corp.	41,481,141
172,591	New Oriental Education & Technology Group, Inc. ADR	14,366,475
739,213	Wynn Resorts Ltd.	109,026,525

		356,379,241

	Diversified Financials - 5.5%
1,305,050	American Express Co.	124,658,376
118,987	BlackRock, Inc.	56,022,649
1,057,352	Blackstone Group L.P.	35,199,248

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Diversified Financials - 5.5% - (continued)
151,785	Capital One Financial Corp.	$13,991,541
1,107,209	Deutsche Bank AG	18,146,254
98,353	Goldman Sachs Group, Inc.	23,848,636
629,780	Hong Kong Exchanges & Clearing Ltd.	17,548,339
317,354	Intercontinental Exchange, Inc.	20,977,100
1,365,300	J2 Acquisition Ltd.*(2)	13,653,000
421,678	Ocelot Partners Ltd.*(2)	4,132,444
1,253,957	Saban Capital Acquisition Corp. UNIT*	13,354,642
545,057	Synchrony Financial	17,779,759
1,351,183	TD Ameritrade Holding Corp.	67,545,638
1,482,742	UBS Group AG*	25,226,044

		452,083,670

	Energy - 1.6%
104,198	Cimarex Energy Co.	12,183,872
600,277	Diamondback Energy, Inc.*	64,325,683
1,241,793	Kinder Morgan, Inc.	22,488,871
1,015,103	Newfield Exploration Co.*	31,255,022

		130,253,448

	Food & Staples Retailing - 1.2%
289,318	Costco Wholesale Corp.	46,603,343
421,830	Seven & i Holdings Co., Ltd.	17,001,626
370,262	Wal-Mart Stores, Inc.	32,327,575

		95,932,544

	Food, Beverage & Tobacco - 2.4%
376,407	Altria Group, Inc.	24,172,858
1,015,141	Coca-Cola Co.	46,676,183
1,849,037	Diageo plc	63,142,418
335,650	General Mills, Inc.	17,426,948
98,790	JM Smucker Co.	10,476,679
201,162	Kellogg Co.	12,578,660
456,014	Monster Beverage Corp.*	26,416,891

		200,890,637

	Health Care Equipment & Services - 5.3%
120,965	Aetna, Inc.	20,567,679
371,965	Baxter International, Inc.	23,980,584
113,392	Becton Dickinson and Co.	23,661,509
808,559	Cardinal Health, Inc.	50,049,802
17,400	Danaher Corp.	1,605,498
521,622	DexCom, Inc.*	23,457,341
343,965	Edwards Lifesciences Corp.*	35,163,542
1,616,954	Hologic, Inc.*	61,201,709
88,426	Laboratory Corp. of America Holdings*	13,591,960
451,947	McKesson Corp.	62,314,452
762,851	Medtronic plc	61,424,762
116,165	Quest Diagnostics, Inc.	10,893,954
45,615	Teleflex, Inc.	10,809,843
197,054	UnitedHealth Group, Inc.	41,424,692

		440,147,327

	Household & Personal Products - 0.8%
758,934	Colgate-Palmolive Co.	53,466,900
852,432	Coty, Inc. Class A	13,127,453

		66,594,353

	Insurance - 4.1%
217,661	Allstate Corp.	20,429,662
461,115	American International Group, Inc.	29,792,640
1,033,581	AXA S.A.	31,202,144
786,259	Chubb Ltd.	118,583,582

The accompanying notes are an integral part of these financial statements.

53

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Insurance - 4.1% - (continued)
576,147	Marsh & McLennan Cos., Inc.	$46,627,577
551,000	Tokio Marine Holdings, Inc.	23,752,076
124,139	Torchmark Corp.	10,443,814
158,833	Travelers Cos., Inc.	21,037,431
233,161	Willis Towers Watson plc	37,557,574

		339,426,500

	Materials - 4.4%
429,097	ArcelorMittal*	12,272,174
503,444	Ball Corp.	21,612,851
2,411,100	Cemex S.A.B. de C.V. ADR*	19,554,021
15,530	Ecolab, Inc.	2,029,150
1,346,277	Freeport-McMoRan, Inc.*	18,820,953
13,564,090	Glencore plc*	65,422,310
1,385,892	International Paper Co.	79,370,035
713,540	KapStone Paper & Packaging Corp.	16,026,108
202,290	Packaging Corp. of America	23,520,258
2,857,064	Platform Specialty Products Corp.*	30,570,585
233,670	Praxair, Inc.	34,143,860
974,452	Steel Dynamics, Inc.	36,259,359

		359,601,664

	Media - 0.7%
406,555	DISH Network Corp. Class A*	19,734,180
176,082	Omnicom Group, Inc.	11,830,950
253,614	Walt Disney Co.	24,805,985
25,200	Weinstein Co. LLC*(1)(2)(3)(4)	—

		56,371,115

	Pharmaceuticals, Biotechnology & Life Sciences - 6.6%
364,673	Agilent Technologies, Inc.	24,808,704
428,819	Alkermes plc*	20,909,214
1,146,114	AstraZeneca plc ADR	39,540,933
44,130	BeiGene Ltd. ADR*	4,073,199
2,753,811	Bristol-Myers Squibb Co.	169,799,986
528,094	Exact Sciences Corp.*	29,039,889
143,084	Incyte Corp.*	16,204,263
784,377	Ionis Pharmaceuticals, Inc.*	44,795,771
228,489	Johnson & Johnson	31,853,652
474,400	Merck & Co., Inc.	26,134,696
37,344	Mettler-Toledo International, Inc.*	25,492,135
843,509	Pfizer, Inc.	29,573,426
49,760	Regeneron Pharmaceuticals, Inc.*	20,034,371
318,597	TESARO, Inc.*	36,883,975
124,609	Thermo Fisher Scientific, Inc.	24,152,962

		543,297,176

	Real Estate - 2.5%
140,345	American Tower Corp. REIT	20,163,366
373,189	CBRE Group, Inc. Class A, REIT*	14,673,791
551,838	Public Storage REIT	114,368,426
1,485,555	Realogy Holdings Corp.	48,027,993
153,417	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)(4)	7,948,535

		205,182,111

	Retailing - 3.6%
345,748	CarMax, Inc.*	25,965,675
229,610	Ctrip.com International Ltd. ADR*	10,996,023
173,300	Expedia, Inc.	21,603,578
12,011	Honest Co.*(1)(2)(3)(4)	212,354
10,615	JAND, Inc. Class A*(1)(2)(3)(4)	84,814
1,060,200	Macy’s, Inc.	19,889,352

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Retailing - 3.6% - (continued)
208,721	Netflix, Inc.*	$40,999,066
401,400	Nordstrom, Inc.	15,915,510
34,485	Priceline Group, Inc.*	65,933,940
639,247	TJX Cos., Inc.	44,619,441
316,327	Tory Burch LLC*(1)(2)(3)(4)	14,003,782
48,267	Ulta Salon Cosmetics & Fragrance, Inc.*	9,739,798
435,100	Wayfair, Inc. Class A*	30,413,490

		300,376,823

	Semiconductors & Semiconductor Equipment - 5.7%
4,226,718	Advanced Micro Devices, Inc.*	46,430,497
106,208	Broadcom Ltd.	28,029,353
310,112	KLA-Tencor Corp.	33,768,096
460,075	Microchip Technology, Inc.	43,615,110
2,338,154	Micron Technology, Inc.*	103,603,604
260,447	NVIDIA Corp.	53,863,044
1,474,164	QUALCOMM, Inc.	75,197,106
4,311,490	Taiwan Semiconductor Manufacturing Co., Ltd.	34,855,375
609,700	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	25,808,601
478,361	Teradyne, Inc.	20,516,903

		465,687,689

	Software & Services - 17.2%
405,737	Accenture plc Class A	57,760,719
74,221	Activision Blizzard, Inc.	4,860,733
259,283	Adobe Systems, Inc.*	45,416,010
456,461	Alibaba Group Holding Ltd. ADR*	84,395,074
149,089	Alliance Data Systems Corp.	33,355,682
134,377	Alphabet, Inc. Class C*	136,613,033
246,770	Autodesk, Inc.*	30,836,379
143,626	Birst, Inc. Escrow*(1)(2)(3)(4)	27,289
143,626	Birst, Inc. Earn Out Escrow*(1)(2)(3)(4)	—
7,967	Cloudera, Inc.*	120,541
294,000	CoStar Group, Inc.*	86,950,500
996,051	Facebook, Inc. Class A*	179,348,943
161,291	FleetCor Technologies, Inc.*	26,656,564
12,500	ForeScout Technologies, Inc.*	323,125
30,723	ForeScout Technologies, Inc.*(1)(2)(3)(4)	716,535
833,497	Genpact Ltd.	25,379,984
770,187	Global Payments, Inc.	80,060,939
2,566,752	Just Eat plc*	26,591,644
1,038,293	Microsoft Corp.	86,365,212
42,516	NetEase, Inc. ADR	11,986,111
620,069	Oracle Corp.	31,561,512
686,330	PayPal Holdings, Inc.*	49,800,105
411,211	Salesforce.com, Inc.*	42,083,334
732,163	ServiceNow, Inc.*	92,523,438
39,365	Trade Desk, Inc. Class A*	2,594,941
58,205	Veracode, Inc. Escrow*(1)(2)(3)(4)	233,984
361,926	Verint Systems, Inc.*	15,273,277
243,059	VeriSign, Inc.*	26,133,704
445,021	Visa, Inc. Class A	48,943,410
843,949	Workday, Inc. Class A*	93,669,899
787,296	Yandex N.V. Class A*	26,634,224
714,824	Zillow Group, Inc. Class A*	29,529,379
917,968	Zillow Group, Inc. Class C*	37,893,719

		1,414,639,943

	Technology Hardware & Equipment - 3.5%
593,557	Apple, Inc.	100,334,875
154,813	Arista Networks, Inc.*	30,945,571

The accompanying notes are an integral part of these financial statements.

54

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.3% - (continued)
	Technology Hardware & Equipment - 3.5% - (continued)
379,900	CDW Corp.	$26,593,000
4,190,397	Flex Ltd.*	74,589,067
14,445	Samsung Electronics Co., Ltd.	35,608,437
565,387	Trimble, Inc.*	23,113,020

		291,183,970

	Telecommunication Services - 1.0%
740,627	AT&T, Inc.	24,922,098
346,500	SoftBank Group Corp.	30,707,566
2,047,500	Sprint Corp.*	13,390,650
269,087	Verizon Communications, Inc.	12,881,195

		81,901,509

	Transportation - 4.4%
270,208	Alaska Air Group, Inc.	17,841,834
916,976	Canadian National Railway Co.	73,785,969
1,377,570	CSX Corp.	69,470,855
362,347	Delta Air Lines, Inc.	18,128,220
1,427,977	Knight-Swift Transportation Holdings, Inc.*	59,189,647
454,531	Union Pacific Corp.	52,630,145
632,442	United Parcel Service, Inc. Class B	74,330,908

		365,377,578

	Utilities - 3.1%
219,998	Ameren Corp.	13,637,676
283,110	American Electric Power Co., Inc.	21,066,215
136,410	DTE Energy Co.	15,067,849
303,041	Duke Energy Corp.	26,761,551
215,293	Edison International	17,212,675
162,779	Entergy Corp.	14,041,316
240,509	Eversource Energy	15,065,484
2,366,640	Iberdrola S.A.	19,124,832
568,427	NRG Energy, Inc.	14,210,675
288,042	PG&E Corp.	16,640,186
445,666	PPL Corp.	16,739,215
350,034	Public Service Enterprise Group, Inc.	17,221,673
148,366	SCANA Corp.	6,400,509
469,322	Southern Co.	24,498,608
354,884	Xcel Energy, Inc.	17,573,856

		255,262,320

	Total Common Stocks (cost $6,960,860,012)	$7,697,804,822

EXCHANGE-TRADED FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
140,531	SPDR S&P 500 ETF Trust	$36,137,547

	Total Exchange-Traded Funds (cost $33,845,177)	$36,137,547

PREFERRED STOCKS - 3.3%
	Commercial & Professional Services - 0.0%
33,739	Rubicon Global Holdings LLC Series C*(1)(2)(3)(4)	988,553

	Consumer Services - 0.0%
10,074	Airbnb, Inc. Series E*(1)(2)(3)(4)	1,057,770

	Diversified Financials - 0.1%
348,919	Social Finance, Inc.*(1)(2)(3)(4)	5,840,904

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 3.3% - (continued)
	Health Care Equipment & Services - 0.1%
956,830	Moderna Therapeutics, Inc. Series E*(1)(2)(3)(4)	$8,400,967

	Real Estate - 0.9%
81,954	Redfin Corp. Series G*(1)(2)(3)(4)	1,838,096
762,484	WeWork Companies, Inc. Class D-1*(1)(2)(3)(4)	39,504,296
599,094	WeWork Companies, Inc. Class D-2*(1)(2)(3)(4)	31,039,060

		72,381,452

	Retailing - 0.2%
448,670	Coupang LLC*(1)(2)(3)(4)	2,346,544
278,194	Honest Co.*(1)(2)(3)(4)	9,839,722
23,702	JAND, Inc. Series D*(1)(2)(3)(4)	224,221

		12,410,487

	Software & Services - 1.4%
18,389	Dropbox, Inc. Series C*(1)(2)(3)(4)	297,902
566,622	Essence Group Holdings Corp.*(1)(2)(3)(4)	1,150,243
12,426	General Assembly Space, Inc.*(1)(2)(3)(4)	609,134
77,707	Lookout, Inc. Series F*(1)(2)(3)(4)	637,974
95,031	MarkLogic Corp. Series F*(1)(2)(3)(4)	940,807
2,286,050	Pinterest, Inc. Series G*(1)(2)(3)(4)	16,411,763
47,064	Sharecare*(1)(2)(3)(4)	14,119,200
2,000,820	Uber Technologies, Inc.*(1)(2)(3)(4)	82,953,997
306,876	Zuora, Inc. Series F*(1)(2)(3)(4)	1,577,343

		118,698,363

	Technology Hardware & Equipment - 0.2%
5,362,869	Rethink Robotics, Inc.*(1)(2)(3)(4)	18,524,422

	Transportation - 0.4%
3,553,600	Azul S.A.*	29,764,510

	Total Preferred Stocks (cost $152,485,426)	$268,067,428

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
28,025	Honest Co. Series C*(1)(2)(3)(4)	$855,323

	Total Convertible Preferred Stocks (cost $758,281)	$855,323

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,365,300	J2 Acquisition Ltd. Expires 10/10/20*	$573,426
408,983	Ocelot Partners Ltd. Expires 4/1/20*	204,491

		777,917

	Total Warrants (cost $17,743)	$777,917

RIGHTS - 0.0%
	Banks - 0.0%
10,835,257	Banco Santander S.A., Expires 11/01/17*	$517,479

	Total Rights (cost $510,406)	$517,479

The accompanying notes are an integral part of these financial statements.

55

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
CLOSED END FUNDS - 0.4%
	Other Investment Pools & Funds - 0.4%
461,900	Altaba, Inc.*	$32,388,428

	Total Closed Funds (cost $28,537,886)	$32,388,428

	Total Long-Term Investments (cost $7,177,014,931)	$8,036,548,944

SHORT-TERM INVESTMENTS - 2.2%
	Other Investment Pools & Funds - 2.2%
180,563,703	Fidelity Institutional Government Fund, Institutional Class, 0.92%(5)	$180,563,703

	Total Short-Term Investments (cost $180,563,703)	$180,563,703

Total Investments (cost $7,357,578,634)	99.6%	$8,217,112,647
Other Assets and Liabilities	0.4%	32,931,544

Total Net Assets	100.0%	$8,250,044,191

The accompanying notes are an integral part of these financial statements.

56

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $303,979,868, which represented 3.7% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $282,714,116, which represented 3.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $282,693,283, which represents 3.4% of total net assets.

The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities:

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
11/2015	ForeScout Technologies, Inc.	30,723	621,083	716,535
12/2014	Redfin Corp. Series G	81,954	810,779	1,838,096

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

57

The Hartford Capital Appreciation Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$155,193,053	$141,516,341	$13,676,712	$—
Banks	595,229,293	485,478,777	109,750,516	—
Capital Goods	242,508,805	163,428,229	68,065,906	11,014,670
Commercial & Professional Services	59,038,388	58,509,886	—	528,502
Consumer Durables & Apparel	225,245,665	169,459,202	55,765,630	20,833
Consumer Services	356,379,241	347,614,664	—	8,764,577
Diversified Financials	452,083,670	391,163,033	60,920,637	—
Energy	130,253,448	130,253,448	—	—
Food & Staples Retailing	95,932,544	78,930,918	17,001,626	—
Food, Beverage & Tobacco	200,890,637	137,748,219	63,142,418	—
Health Care Equipment & Services	440,147,327	440,147,327	—	—
Household & Personal Products	66,594,353	66,594,353	—	—
Insurance	339,426,500	284,472,280	54,954,220	—
Materials	359,601,664	294,179,354	65,422,310	—
Media	56,371,115	56,371,115	—	—
Pharmaceuticals, Biotechnology & Life Sciences	543,297,176	543,297,176	—	—
Real Estate	205,182,111	197,233,576	—	7,948,535
Retailing	300,376,823	286,075,873	—	14,300,950
Semiconductors & Semiconductor Equipment	465,687,689	430,832,314	34,855,375	—
Software & Services	1,414,639,943	1,387,070,491	26,591,644	977,808
Technology Hardware & Equipment	291,183,970	255,575,533	35,608,437	—
Telecommunication Services	81,901,509	51,193,943	30,707,566	—
Transportation	365,377,578	365,377,578	—	—
Utilities	255,262,320	236,137,488	19,124,832	—
Exchange-Traded Funds	36,137,547	36,137,547	—	—
Preferred Stocks	268,067,428	29,764,510	—	238,302,918
Convertible Preferred Stocks	855,323	—	—	855,323
Warrants	777,917	777,917	—	—
Rights	517,479	517,479	—	—
Closed End Funds	32,388,428	32,388,428	—	—
Short-Term Investments	180,563,703	180,563,703	—	—

Total	$8,217,112,647	$7,278,810,702	$655,587,829	$282,714,116

(1)	For the year ended October 31, 2017, investments valued at $3,875,503 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions and there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

	Common Stocks	Corporate Bonds	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$58,122,250	$157,087	$290,651,430	$1,051,218	$349,981,985
Conversions*	15,169,967	(157,087)	(15,012,880)	—	—
Purchases	—	—	—	—	—
Sales	(20,106,035)	—	(18,737,199)	—	(38,843,234)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(15,501,110)	—	460,190	—	(15,040,920)
Net change in unrealized appreciation/(depreciation)	5,870,803	—	(15,183,120)	(195,895)	(9,508,212)
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(3,875,503)	—	(3,875,503)

Ending balance	$43,555,875	$—	$238,302,918	$855,323	$282,714,116

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2017 was $(10,092,694).

*	Private Equity security that was a convertible note is now trading as a common stock.

The accompanying notes are an integral part of these financial statements.

58

Hartford Core Equity Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6%
	Banks - 9.5%
3,371,666	Bank of America Corp.	$92,349,932
924,571	Fifth Third Bancorp	26,720,102
885,057	JP Morgan Chase & Co.	89,045,585
116,089	M&T Bank Corp.	19,360,162
559,241	PNC Financial Services Group, Inc.	76,498,576

		303,974,357

	Capital Goods - 6.7%
689,259	AMETEK, Inc.	46,518,090
191,176	Boeing Co.	49,319,584
306,340	Fortune Brands Home & Security, Inc.	20,236,820
126,072	General Dynamics Corp.	25,590,095
252,919	Illinois Tool Works, Inc.	39,586,882
207,255	Snap-on, Inc.	32,700,694

		213,952,165

	Commercial & Professional Services - 2.2%
145,498	Equifax, Inc.	15,790,898
487,683	IHS Markit Ltd.*	20,780,173
500,066	Republic Services, Inc.	32,539,294

		69,110,365

	Consumer Durables & Apparel - 2.7%
805,812	NIKE, Inc. Class B	44,311,602
617,904	VF Corp.	43,037,014

		87,348,616

	Consumer Services - 2.6%
929,634	Aramark	40,615,709
747,890	Starbucks Corp.	41,014,288

		81,629,997

	Diversified Financials - 2.3%
438,517	Capital One Financial Corp.	40,422,497
989,228	Synchrony Financial	32,268,617

		72,691,114

	Energy - 1.5%
479,833	EOG Resources, Inc.	47,920,922

	Food & Staples Retailing - 1.8%
361,850	Costco Wholesale Corp.	58,286,798

	Food, Beverage & Tobacco - 3.9%
827,728	Altria Group, Inc.	53,156,692
163,861	Constellation Brands, Inc. Class A	35,900,307
640,313	Monster Beverage Corp.*	37,093,332

		126,150,331

	Health Care Equipment & Services - 9.5%
617,310	Abbott Laboratories	33,476,721
232,684	Aetna, Inc.	39,563,260
661,948	Baxter International, Inc.	42,675,788
273,185	Danaher Corp.	25,206,780
502,578	Hologic, Inc.*	19,022,577
210,326	Laboratory Corp. of America Holdings*	32,329,209
579,382	Medtronic plc	46,651,839
304,512	UnitedHealth Group, Inc.	64,014,513

		302,940,687

	Household & Personal Products - 2.9%
694,962	Colgate-Palmolive Co.	48,960,073
386,025	Estee Lauder Cos., Inc. Class A	43,161,455

		92,121,528

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Insurance - 4.4%
390,022	Allstate Corp.	$36,607,465
447,484	Chubb Ltd.	67,489,537
901,209	XL Group Ltd.	36,471,928

		140,568,930

	Materials - 3.6%
670,418	Crown Holdings, Inc.*	40,339,051
495,279	DowDuPont, Inc.	35,813,624
299,868	Ecolab, Inc.	39,180,753

		115,333,428

	Media - 2.1%
1,870,422	Comcast Corp. Class A	67,391,305

	Pharmaceuticals, Biotechnology & Life Sciences - 6.2%
185,583	Allergan plc	32,890,875
638,631	Bristol-Myers Squibb Co.	39,377,988
554,311	Eli Lilly & Co.	45,420,243
734,136	Merck & Co., Inc.	40,443,552
212,080	Thermo Fisher Scientific, Inc.	41,107,467

		199,240,125

	Retailing - 5.0%
462,411	Dollar Tree, Inc.*	42,195,003
126,740	O’Reilly Automotive, Inc.*	26,735,803
23,780	Priceline Group, Inc.*	45,466,409
627,571	TJX Cos., Inc.	43,804,456

		158,201,671

	Semiconductors & Semiconductor Equipment - 2.6%
9,804	Broadcom Ltd.	2,587,374
160,746	Lam Research Corp.	33,526,793
432,748	QUALCOMM, Inc.	22,074,476
550,635	Teradyne, Inc.	23,616,735

		81,805,378

	Software & Services - 15.0%
84,847	Alphabet, Inc. Class A*	87,650,345
20,222	Alphabet, Inc. Class C*	20,558,494
782,319	eBay, Inc.*	29,446,487
237,209	Electronic Arts, Inc.*	28,370,196
508,676	Facebook, Inc. Class A*	91,592,201
859,131	GoDaddy, Inc. Class A*	40,121,418
524,011	Mastercard, Inc. Class A	77,957,117
640,584	Microsoft Corp.	53,283,777
377,401	Total System Services, Inc.	27,191,742
193,089	Workday, Inc. Class A*	21,430,948

		477,602,725

	Technology Hardware & Equipment - 6.0%
633,555	Apple, Inc.	107,096,137
172,317	CDW Corp.	12,062,190
347,267	Motorola Solutions, Inc.	31,441,554
902,337	NetApp, Inc.	40,081,810

		190,681,691

	Telecommunication Services - 1.5%
1,025,800	Verizon Communications, Inc.	49,105,046

	Transportation - 1.4%
198,919	FedEx Corp.	44,917,899

	Utilities - 5.2%
747,895	American Electric Power Co., Inc.	55,650,867

The accompanying notes are an integral part of these financial statements.

59

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.6% - (continued)
	Utilities - 5.2% - (continued)
429,120	NextEra Energy, Inc.	$66,543,638
483,555	Pinnacle West Capital Corp.	42,412,609

		164,607,114

	Total Common Stocks (cost $2,660,026,732)	$3,145,582,192

	Total Long-Term Investments (cost $2,660,026,732)	$3,145,582,192

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
46,002,312	Fidelity Institutional Government Fund, Institutional Class, 0.92%(1)	$46,002,312

	Total Short-Term Investments (cost $46,002,312)	$46,002,312

Total Investments (cost $2,706,029,044)	100.0%	$3,191,584,504
Other Assets and Liabilities	0.0%	(121,796)

Total Net Assets	100.0%	$3,191,462,708

The accompanying notes are an integral part of these financial statements.

60

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

61

Hartford Core Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$303,974,357	$303,974,357	$—	$—
Capital Goods	213,952,165	213,952,165	—	—
Commercial & Professional Services	69,110,365	69,110,365	—	—
Consumer Durables & Apparel	87,348,616	87,348,616	—	—
Consumer Services	81,629,997	81,629,997	—	—
Diversified Financials	72,691,114	72,691,114	—	—
Energy	47,920,922	47,920,922	—	—
Food & Staples Retailing	58,286,798	58,286,798	—	—
Food, Beverage & Tobacco	126,150,331	126,150,331	—	—
Health Care Equipment & Services	302,940,687	302,940,687	—	—
Household & Personal Products	92,121,528	92,121,528	—	—
Insurance	140,568,930	140,568,930	—	—
Materials	115,333,428	115,333,428	—	—
Media	67,391,305	67,391,305	—	—
Pharmaceuticals, Biotechnology & Life Sciences	199,240,125	199,240,125	—	—
Retailing	158,201,671	158,201,671	—	—
Semiconductors & Semiconductor Equipment	81,805,378	81,805,378	—	—
Software & Services	477,602,725	477,602,725	—	—
Technology Hardware & Equipment	190,681,691	190,681,691	—	—
Telecommunication Services	49,105,046	49,105,046	—	—
Transportation	44,917,899	44,917,899	—	—
Utilities	164,607,114	164,607,114	—	—
Short-Term Investments	46,002,312	46,002,312	—	—

Total	$3,191,584,504	$3,191,584,504	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

62

The Hartford Dividend and Growth Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6%
	Automobiles & Components - 0.9%
6,261,885	Ford Motor Co.	$76,833,329

	Banks - 11.7%
9,696,645	Bank of America Corp.	265,591,107
908,960	Bank of Nova Scotia	58,646,099
1,492,290	Citigroup, Inc.	109,683,315
2,677,450	JP Morgan Chase & Co.	269,378,244
1,347,491	PNC Financial Services Group, Inc.	184,323,294
1,703,154	Wells Fargo & Co.	95,615,066

		983,237,125

	Capital Goods - 5.6%
2,168,473	ABB Ltd. ADR	56,662,200
552,415	Caterpillar, Inc.	75,017,957
920,758	Eaton Corp. plc	73,679,055
1,235,830	General Electric Co.	24,914,333
598,980	Honeywell International, Inc.	86,348,957
1,617,365	Johnson Controls International plc	66,942,737
117,315	Lockheed Martin Corp.	36,151,790
399,805	United Technologies Corp.	47,880,647

		467,597,676

	Consumer Services - 0.7%
834,631	Hilton Worldwide Holdings, Inc.	60,327,129

	Diversified Financials - 3.4%
171,948	BlackRock, Inc.	80,958,277
220,311	Goldman Sachs Group, Inc.	53,421,011
1,153,790	Intercontinental Exchange, Inc.	76,265,519
803,980	Northern Trust Corp.	75,188,210

		285,833,017

	Energy - 9.1%
417,825	Anadarko Petroleum Corp.	20,628,020
1,822,038	Chevron Corp.	211,155,984
1,420,665	ConocoPhillips	72,667,015
1,376,432	Exxon Mobil Corp.	114,725,607
2,174,190	Hess Corp.	96,012,230
2,596,515	Kinder Morgan, Inc.	47,022,887
2,902,820	Suncor Energy, Inc.	98,579,767
1,793,684	Total S.A. ADR	99,944,073

		760,735,583

	Food & Staples Retailing - 1.9%
389,400	Costco Wholesale Corp.	62,724,552
827,950	CVS Health Corp.	56,739,414
610,520	Walgreens Boots Alliance, Inc.	40,459,160

		159,923,126

	Food, Beverage & Tobacco - 2.4%
1,070,820	PepsiCo, Inc.	118,036,488
811,195	Philip Morris International, Inc.	84,883,445

		202,919,933

	Health Care Equipment & Services - 4.7%
1,090,821	Abbott Laboratories	59,155,223
1,098,090	Cardinal Health, Inc.	67,971,771
208,430	McKesson Corp.	28,738,328
1,297,590	Medtronic plc	104,481,947
420,411	UnitedHealth Group, Inc.	88,378,800
423,315	Universal Health Services, Inc. Class B	43,474,451

		392,200,520

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Household & Personal Products - 0.9%
1,271,905	Unilever N.V.	$73,719,614

	Insurance - 8.4%
1,161,400	American International Group, Inc.	75,038,054
112,725	Brighthouse Financial, Inc.*	7,009,241
1,221,418	Chubb Ltd.	184,214,263
1,090,390	Marsh & McLennan Cos., Inc.	88,245,263
1,365,735	MetLife, Inc.	73,176,081
1,421,050	Principal Financial Group, Inc.	93,576,142
1,653,540	Prudential Financial, Inc.	182,650,028

		703,909,072

	Materials - 3.5%
1,073,910	Ball Corp.	46,102,956
416,920	BHP Billiton plc ADR	15,142,534
530,667	Celanese Corp. Series A	55,353,875
621,909	DowDuPont, Inc.	44,970,240
1,507,375	International Paper Co.	86,327,366
386,420	PPG Industries, Inc.	44,917,461

		292,814,432

	Media - 3.1%
367,555	CBS Corp. Class B	20,627,187
4,820,269	Comcast Corp. Class A	173,674,292
2,364,036	Twenty-First Century Fox, Inc. Class A	61,819,541

		256,121,020

	Pharmaceuticals, Biotechnology & Life Sciences - 9.4%
3,750,320	AstraZeneca plc ADR	129,386,040
2,829,670	Bristol-Myers Squibb Co.	174,477,452
1,214,340	Eli Lilly & Co.	99,503,020
895,934	Johnson & Johnson	124,902,159
2,792,210	Merck & Co., Inc.	153,822,849
3,019,558	Pfizer, Inc.	105,865,703

		787,957,223

	Real Estate - 1.2%
507,890	American Tower Corp. REIT	72,968,557
235,235	Boston Properties, Inc. REIT	28,505,777

		101,474,334

	Retailing - 0.8%
531,320	L Brands, Inc.	22,868,013
502,445	Lowe’s Cos., Inc.	40,170,477

		63,038,490

	Semiconductors & Semiconductor Equipment - 4.8%
5,176,635	Intel Corp.	235,485,126
395,481	KLA-Tencor Corp.	43,063,926
1,286,078	QUALCOMM, Inc.	65,602,839
641,003	Texas Instruments, Inc.	61,978,580

		406,130,471

	Software & Services - 9.3%
712,055	Accenture plc Class A	101,368,150
221,377	Alphabet, Inc. Class A*	228,691,296
1,765,230	eBay, Inc.*	66,443,257
341,318	IBM Corp.	52,583,451
3,930,868	Microsoft Corp.	326,969,600

		776,055,754

	Technology Hardware & Equipment - 4.7%
1,052,400	Apple, Inc.	177,897,696
2,818,176	Cisco Systems, Inc.	96,240,710

The accompanying notes are an integral part of these financial statements.

63

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.6% - (continued)
	Technology Hardware & Equipment - 4.7% - (continued)
2,020,225	HP, Inc.	$43,535,849
885,615	Motorola Solutions, Inc.	80,183,582

		397,857,837

	Telecommunication Services - 2.4%
2,859,308	BCE, Inc.	131,985,657
1,525,390	Verizon Communications, Inc.	73,020,419

		205,006,076

	Transportation - 3.6%
257,796	Canadian Pacific Railway Ltd.	44,712,138
894,350	Delta Air Lines, Inc.	44,744,331
210,741	FedEx Corp.	47,587,425
1,386,288	United Parcel Service, Inc. Class B	162,930,429

		299,974,323

	Utilities - 5.1%
1,191,595	Dominion Energy, Inc.	96,686,018
1,282,510	Edison International	102,536,675
1,862,175	Exelon Corp.	74,878,057
988,545	NextEra Energy, Inc.	153,293,673

		427,394,423

	Total Common Stocks (cost $5,772,418,856)	$8,181,060,507

	Total Long-Term Investments (cost $5,772,418,856)	$8,181,060,507

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
198,326,490	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(1)	$198,326,490

	Total Short-Term Investments (cost $198,326,490)	$198,326,490

Total Investments (cost $5,970,745,346)	99.9%	$8,379,386,997
Other Assets and Liabilities	0.1%	4,513,705

Total Net Assets	100.0%	$8,383,900,702

The accompanying notes are an integral part of these financial statements.

64

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

65

The Hartford Dividend and Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$76,833,329	$76,833,329	$—	$—
Banks	983,237,125	983,237,125	—	—
Capital Goods	467,597,676	467,597,676	—	—
Consumer Services	60,327,129	60,327,129	—	—
Diversified Financials	285,833,017	285,833,017	—	—
Energy	760,735,583	760,735,583	—	—
Food & Staples Retailing	159,923,126	159,923,126	—	—
Food, Beverage & Tobacco	202,919,933	202,919,933	—	—
Health Care Equipment & Services	392,200,520	392,200,520	—	—
Household & Personal Products	73,719,614	73,719,614	—	—
Insurance	703,909,072	703,909,072	—	—
Materials	292,814,432	292,814,432	—	—
Media	256,121,020	256,121,020	—	—
Pharmaceuticals, Biotechnology & Life Sciences	787,957,223	787,957,223	—	—
Real Estate	101,474,334	101,474,334	—	—
Retailing	63,038,490	63,038,490	—	—
Semiconductors & Semiconductor Equipment	406,130,471	406,130,471	—	—
Software & Services	776,055,754	776,055,754	—	—
Technology Hardware & Equipment	397,857,837	397,857,837	—	—
Telecommunication Services	205,006,076	205,006,076	—	—
Transportation	299,974,323	299,974,323	—	—
Utilities	427,394,423	427,394,423	—	—
Short-Term Investments	198,326,490	198,326,490	—	—

Total	$8,379,386,997	$8,379,386,997	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

66

The Hartford Equity Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4%
	Banks - 13.8%
930,341	BB&T Corp.	$45,809,991
1,727,357	JP Morgan Chase & Co.	173,789,388
465,957	M&T Bank Corp.	77,707,649
910,796	PNC Financial Services Group, Inc.	124,587,785
889,340	US Bancorp	48,362,309
2,254,055	Wells Fargo & Co.	126,542,647

		596,799,769

	Capital Goods - 7.9%
186,072	3M Co.	42,831,914
427,417	Caterpillar, Inc.	58,043,228
846,205	Eaton Corp. plc	67,713,324
1,622,684	General Electric Co.	32,713,309
435,773	Honeywell International, Inc.	62,821,036
227,648	Raytheon Co.	41,022,170
279,984	United Technologies Corp.	33,530,884

		338,675,865

	Consumer Durables & Apparel - 1.4%
837,838	VF Corp.	58,355,417

	Diversified Financials - 3.1%
126,567	BlackRock, Inc.	59,591,540
1,369,805	Invesco Ltd.	49,025,321
512,921	Thomson Reuters Corp.	24,025,220

		132,642,081

	Energy - 12.4%
1,708,700	Canadian Natural Resources Ltd.	59,633,630
921,701	Chevron Corp.	106,815,929
739,663	Exxon Mobil Corp.	61,650,911
2,378,685	Kinder Morgan, Inc.	43,077,985
703,342	Occidental Petroleum Corp.	45,414,793
567,365	Phillips 66	51,675,604
389,700	Schlumberger Ltd.	24,940,800
2,678,056	Suncor Energy, Inc.	90,946,782
1,096,167	TransCanada Corp.	52,042,655

		536,199,089

	Food & Staples Retailing - 0.6%
305,890	Wal-Mart Stores, Inc.	26,707,256

	Food, Beverage & Tobacco - 6.3%
797,028	British American Tobacco plc	51,495,840
245,608	Diageo plc ADR	33,650,752
529,962	Kraft Heinz Co.	40,981,962
324,803	PepsiCo, Inc.	35,803,035
1,046,596	Philip Morris International, Inc.	109,515,805

		271,447,394

	Health Care Equipment & Services - 2.1%
740,436	Abbott Laboratories	40,153,844
91,237	Cardinal Health, Inc.	5,647,571
569,958	Medtronic plc	45,893,018

		91,694,433

	Household & Personal Products - 2.0%
1,486,666	Unilever N.V.	86,167,161

	Insurance - 9.4%
674,903	American International Group, Inc.	43,605,483
619,843	Chubb Ltd.	93,484,721
1,496,750	Marsh & McLennan Cos., Inc.	121,131,978

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.4% - (continued)
	Insurance - 9.4% - (continued)
1,668,399	MetLife, Inc.	$89,392,818
891,192	Principal Financial Group, Inc.	58,684,993

		406,299,993

	Materials - 3.3%
1,273,874	DowDuPont, Inc.	92,113,829
847,294	International Paper Co.	48,524,527

		140,638,356

	Pharmaceuticals, Biotechnology & Life Sciences - 12.1%
132,788	Amgen, Inc.	23,267,113
770,558	Bristol-Myers Squibb Co.	47,512,606
775,172	Eli Lilly & Co.	63,517,594
900,381	Johnson & Johnson	125,522,115
1,325,409	Merck & Co., Inc.	73,016,782
643,409	Novartis AG	53,067,880
2,641,668	Pfizer, Inc.	92,616,880
189,716	Roche Holding AG	43,849,245

		522,370,215

	Retailing - 1.8%
352,949	Home Depot, Inc.	58,511,885
408,440	L Brands, Inc.	17,579,258

		76,091,143

	Semiconductors & Semiconductor Equipment - 6.2%
926,917	Analog Devices, Inc.	84,627,522
2,311,783	Intel Corp.	105,163,009
828,915	Maxim Integrated Products, Inc.	43,551,194
662,439	QUALCOMM, Inc.	33,791,013

		267,132,738

	Software & Services - 2.0%
1,017,104	Microsoft Corp.	84,602,711

	Technology Hardware & Equipment - 2.8%
3,480,605	Cisco Systems, Inc.	118,862,661

	Telecommunication Services - 2.3%
1,030,987	BCE, Inc.	47,605,531
1,078,800	Verizon Communications, Inc.	51,642,156

		99,247,687

	Transportation - 1.8%
678,283	Union Pacific Corp.	78,538,388

	Utilities - 6.1%
749,356	Dominion Energy, Inc.	60,802,746
204,288	Duke Energy Corp.	18,040,673
787,709	Eversource Energy	49,342,092
317,078	NextEra Energy, Inc.	49,169,285
427,500	Sempra Energy	50,231,250
758,742	Xcel Energy, Inc.	37,572,904

		265,158,950

	Total Common Stocks (cost $3,135,982,438)	$4,197,631,307

	Total Long-Term Investments (cost $3,135,982,438)	$4,197,631,307

The accompanying notes are an integral part of these financial statements.

67

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
101,456,459	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.94%(1)	$101,456,459

	Total Short-Term Investments (cost $101,456,459)	$101,456,459

Total Investments (cost $3,237,438,897)	99.7%	$4,299,087,766
Other Assets and Liabilities	0.3%	12,059,988

Total Net Assets	100.0%	$4,311,147,754

The accompanying notes are an integral part of these financial statements.

68

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

69

The Hartford Equity Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$596,799,769	$596,799,769	$—	$—
Capital Goods	338,675,865	338,675,865	—	—
Consumer Durables & Apparel	58,355,417	58,355,417	—	—
Diversified Financials	132,642,081	132,642,081	—	—
Energy	536,199,089	536,199,089	—	—
Food & Staples Retailing	26,707,256	26,707,256	—	—
Food, Beverage & Tobacco	271,447,394	219,951,554	51,495,840	—
Health Care Equipment & Services	91,694,433	91,694,433	—	—
Household & Personal Products	86,167,161	86,167,161	—	—
Insurance	406,299,993	406,299,993	—	—
Materials	140,638,356	140,638,356	—	—
Pharmaceuticals, Biotechnology & Life Sciences	522,370,215	425,453,090	96,917,125	—
Retailing	76,091,143	76,091,143	—	—
Semiconductors & Semiconductor Equipment	267,132,738	267,132,738	—	—
Software & Services	84,602,711	84,602,711	—	—
Technology Hardware & Equipment	118,862,661	118,862,661	—	—
Telecommunication Services	99,247,687	99,247,687	—	—
Transportation	78,538,388	78,538,388	—	—
Utilities	265,158,950	265,158,950	—	—
Short-Term Investments	101,456,459	101,456,459	—	—

Total	$4,299,087,766	$4,150,674,801	$148,412,965	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

70

The Hartford Growth Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8%
	Automobiles & Components - 1.6%
231,163	Tesla, Inc.*	$76,637,469

	Banks - 2.0%
688,686	Citigroup, Inc.	50,618,421
310,933	PNC Financial Services Group, Inc.	42,532,525

		93,150,946

	Capital Goods - 3.4%
474,067	Deere & Co.	62,994,023
328,128	IDEX Corp.	42,069,291
4,106,956	Lithium Technology Corp., Escrow*(1)(2)(3)(4)	1,355,295
274,598	Rockwell Automation, Inc.	55,144,770

		161,563,379

	Commercial & Professional Services - 0.1%
63,425	Klarna Holding AB*(1)(2)(3)(4)	7,294,938

	Consumer Durables & Apparel - 0.0%
923,832	One Kings Lane, Inc., Escrow*(1)(2)(3)(4)	230,958

	Consumer Services - 4.8%
4,858,252	DraftKings, Inc.*(1)(2)(3)(4)	7,530,291
830,754	Hilton Worldwide Holdings, Inc.	60,046,899
2,722,228	Melco Resorts & Entertainment Ltd. ADR	68,817,924
571,084	Starbucks Corp.	31,318,246
405,574	Wynn Resorts Ltd.	59,818,109

		227,531,469

	Diversified Financials - 5.3%
996,290	American Express Co.	95,165,621
1,928,514	Double Eagle Acquisition Corp.*	20,596,530
902,919	Double Eagle Acquisition Corp. Class A*	9,074,336
4,552,700	J2 Acquisition Ltd.*	45,527,000
1,547,699	Ocelot Partners Ltd.*	15,167,450
1,365,491	TD Ameritrade Holding Corp.	68,260,895

		253,791,832

	Energy - 0.6%
870,208	Newfield Exploration Co.*	26,793,704

	Food, Beverage & Tobacco - 1.9%
1,767,695	Blue Buffalo Pet Products, Inc.*	51,139,416
637,108	Monster Beverage Corp.*	36,907,667

		88,047,083

	Health Care Equipment & Services - 8.1%
876,277	Abbott Laboratories	47,520,501
204,908	Align Technology, Inc.*	48,968,914
779,408	Baxter International, Inc.	50,248,434
806,759	DexCom, Inc.*	36,279,952
458,231	Edwards Lifesciences Corp.*	46,844,955
1,849,075	Hologic, Inc.*	69,987,489
139,822	Intuitive Surgical, Inc.*	52,483,586
537,797	Veeva Systems, Inc. Class A*	32,773,349

		385,107,180

	Materials - 2.0%
391,637	Packaging Corp. of America	45,535,634
4,514,739	Platform Specialty Products Corp.*	48,307,707

		93,843,341

	Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
1,758,342	AstraZeneca plc ADR	60,662,799
1,428,986	Bristol-Myers Squibb Co.	88,111,277
1,130,114	Exact Sciences Corp.*	62,144,969
553,495	Ionis Pharmaceuticals, Inc.*	31,610,099

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.0% - (continued)
153,432	TESARO, Inc.*	$17,762,823
160,958	Vertex Pharmaceuticals, Inc.*	23,536,888

		283,828,855

	Real Estate - 0.1%
81,341	WeWork Companies, Inc. Class A, REIT*(1)(2)(3)(4)	4,214,277

	Retailing - 4.9%
116,585	Honest Co.*(1)(2)(3)(4)	2,061,223
123,196	JAND, Inc. Class A*(1)(2)(3)(4)	984,336
359,784	Netflix, Inc.*	70,672,371
45,442	Priceline Group, Inc.*	86,883,286
171,581	Tory Burch LLC(1)(2)(3)(4)	7,595,890
907,048	Wayfair, Inc. Class A*	63,402,655

		231,599,761

	Semiconductors & Semiconductor Equipment - 8.7%
3,536,648	Advanced Micro Devices, Inc.*	38,850,078
681,538	Cavium, Inc.*	47,019,307
761,038	Microchip Technology, Inc.	72,146,402
1,950,125	Micron Technology, Inc.*	86,410,039
574,878	NVIDIA Corp.	118,890,519
1,215,790	Teradyne, Inc.	52,145,233

		415,461,578

	Software & Services - 37.7%
455,110	Adobe Systems, Inc.*	79,717,068
352,827	Alibaba Group Holding Ltd. ADR*	65,234,184
346,307	Alphabet, Inc. Class C*	352,069,549
1,222,557	Atlassian Corp. plc Class A*	59,135,082
450,688	Autodesk, Inc.*	56,317,972
1,526,069	Birst, Inc. Escrow*(1)(2)(3)(4)	289,953
1,526,069	Birst, Inc. Earn Out Escrow*(1)(2)(3)(4)	2
765,715	Cadence Design Systems, Inc.*	33,048,259
124,206	Cloudera, Inc.*	1,879,237
364,925	CoStar Group, Inc.*	107,926,569
1,359,605	Facebook, Inc. Class A*	244,810,476
41,500	ForeScout Technologies, Inc.*	1,072,775
516,291	ForeScout Technologies, Inc.*(1)(2)(3)(4)	12,041,168
638,349	Global Payments, Inc.	66,356,379
1,244,437	GoDaddy, Inc. Class A*	58,115,208
578,237	Guidewire Software, Inc.*	46,247,395
1,382,499	PayPal Holdings, Inc.*	100,314,127
1,089,469	Salesforce.com, Inc.*	111,496,257
808,557	ServiceNow, Inc.*	102,177,348
379,931	Shopify, Inc. Class A*	37,799,335
794,181	Trade Desk, Inc. Class A*	52,352,412
566,228	Veracode, Inc. Escrow(1)(2)(3)(4)	2,276,237
1,177,860	Workday, Inc. Class A*	130,730,681
1,671,842	Zillow Group, Inc. Class C*	69,013,638

		1,790,421,311

	Technology Hardware & Equipment - 4.6%
428,326	Arista Networks, Inc.*	85,618,084
360,687	Harris Corp.	50,250,913
185,057	Universal Display Corp.	27,110,851
477,296	Zebra Technologies Corp. Class A*	55,361,563

		218,341,411

	Transportation - 2.0%
1,122,907	CSX Corp.	56,628,200

The accompanying notes are an integral part of these financial statements.

71

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.8% - (continued)
	Transportation - 2.0% - (continued)
688,118	United Continental Holdings, Inc.*	$40,241,141

		96,869,341

	Total Common Stocks (cost $3,588,432,420)	$4,454,728,833

PREFERRED STOCKS - 5.4%
	Commercial & Professional Services - 0.3%
470,535	Rubicon Global Holdings LLC Series C*(1)(2)(3)(4)	$13,786,676

	Real Estate - 1.2%
812,335	Redfin Corp. Series G*(1)(2)(3)(4)	18,219,365
404,267	WeWork Companies, Inc. Class D-1*(1)(2)(3)(4)	20,945,073
317,638	WeWork Companies, Inc. Class D-2*(1)(2)(3)(4)	16,456,825

		55,621,263

	Retailing - 0.5%
4,434,460	Coupang LLC*(1)(2)(3)(4)	23,192,226
275,096	JAND, Inc. Series D*(1)(2)(3)(4)	2,602,408

		25,794,634

	Software & Services - 3.4%
5,668,755	Essence Group Holdings Corp.*(1)(2)(3)(4)	11,507,573
169,309	General Assembly Space, Inc.*(1)(2)(3)(4)	8,299,679
743,470	Lookout, Inc. Series F*(1)(2)(3)(4)	6,103,889
1,078,374	MarkLogic Corp. Series F*(1)(2)(3)(4)	10,675,903
1,410,890	Pinterest, Inc. Series G*(1)(2)(3)(4)	10,128,909
2,311,920	Uber Technologies, Inc.*(1)(2)(3)(4)	95,852,203
3,194,823	Zuora, Inc. Series F*(1)(2)(3)(4)	16,421,390

		158,989,546

	Total Preferred Stocks (cost $142,826,551)	$254,192,119

CONVERTIBLE PREFERRED STOCKS - 0.1%
	Retailing - 0.1%
272,032	Honest Co. Series C*(1)(2)(3)(4)	$8,302,417

	Total Convertible Preferred Stocks (cost $7,360,451)	$8,302,417

WARRANTS - 0.1%
	Diversified Financials - 0.1%
4,552,700	J2 Acquisition Ltd. Expires 10/10/20*	$1,912,134
1,547,699	Ocelot Partners Ltd. Expires 4/1/20*	773,850

		2,685,984

	Total Warrants (cost $61,004)	$2,685,984

	Total Long-Term Investments (cost $3,738,680,426)	$4,719,909,353

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
36,273,834	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$36,273,834

	Total Short-Term Investments (cost $36,273,834)	$36,273,834

Total Investments (cost $3,774,954,260)	100.2%	$4,756,183,187
Other Assets and Liabilities	(0.2)%	(10,612,087)

Total Net Assets	100.0%	$4,745,571,100

The accompanying notes are an integral part of these financial statements.

72

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $308,369,104, which represents 6.5% of total net assets.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $308,369,104, which represents 6.5% of total net assets.

The following illiquid securities are considered restricted due to a contractual lock-up period associated with the securities:

Period Acquired	Security Name	Shares/Par Value	Base Total Cost	Base Market Value
11/2015	ForeScout Technologies, Inc.	516,291	10,436,730	12,041,168
12/2014	Redfin Corp. Series G	812,335	8,036,515	18,219,365

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $308,369,104, which represents 6.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

73

The Hartford Growth Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$76,637,469	$76,637,469	$—	$—
Banks	93,150,946	93,150,946	—	—
Capital Goods	161,563,379	160,208,084	—	1,355,295
Commercial & Professional Services	7,294,938	—	—	7,294,938
Consumer Durables & Apparel	230,958	—	—	230,958
Consumer Services	227,531,469	220,001,178	—	7,530,291
Diversified Financials	253,791,832	253,791,832	—	—
Energy	26,793,704	26,793,704	—	—
Food, Beverage & Tobacco	88,047,083	88,047,083	—	—
Health Care Equipment & Services	385,107,180	385,107,180	—	—
Materials	93,843,341	93,843,341	—	—
Pharmaceuticals, Biotechnology & Life Sciences	283,828,855	283,828,855	—	—
Real Estate	4,214,277	—	—	4,214,277
Retailing	231,599,761	220,958,312	—	10,641,449
Semiconductors & Semiconductor Equipment	415,461,578	415,461,578	—	—
Software & Services	1,790,421,311	1,775,813,951	—	14,607,360
Technology Hardware & Equipment	218,341,411	218,341,411	—	—
Transportation	96,869,341	96,869,341	—	—
Preferred Stocks	254,192,119	—	—	254,192,119
Convertible Preferred Stocks	8,302,417	—	—	8,302,417
Warrants	2,685,984	2,685,984	—	—
Short-Term Investments	36,273,834	36,273,834	—	—

Total	$4,756,183,187	$4,447,814,083	$—	$308,369,104

(1)	For the year ended October 31, 2017 investments valued at $34,091,671 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions and there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

	Common Stocks	Convertible Preferred Stocks	Preferred Stocks	Corporate Bonds	Total
Beginning balance	$36,637,334	$10,203,920	$347,869,870	$2,665,674	$397,376,798
Conversions*	18,023,618	—	(15,357,944)	(2,665,674)	—
Purchases	—	—	—	—	—
Sales	(10,905,855)	—	(59,330,986)	—	(70,236,841)
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	(8,408,065)	—	1,272,261	—	(7,135,804)
Net change in unrealized	10,527,536	(1,901,503)	13,830,589	—	22,456,622
appreciation/depreciation
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	(34,091,671)	—	(34,091,671)

Ending balance	$45,874,568	$8,302,417	$254,192,119	$—	$308,369,104

The change in net unrealized appreciation/(depreciation) relating to the Level 3 investments held at October 31, 2017: was $21,276,483.

*	Private Equity security that was a convertible note is now trading as a common stock.

The accompanying notes are an integral part of these financial statements.

74

The Hartford Healthcare Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7%
	Biotechnology - 25.7%
892,576	Aduro Biotech, Inc.*	$7,095,979
379,107	Alder Biopharmaceuticals, Inc.*	4,264,954
595,591	Alkermes plc*	29,041,017
165,110	Alnylam Pharmaceuticals, Inc.*	20,117,002
186,056	Arena Pharmaceuticals, Inc.*	5,215,150
52,935	Biogen, Inc.*	16,497,722
406,300	Biotoscana Investments S.A.*	2,918,733
141,955	Bluebird Bio, Inc.*	19,745,940
296,020	Calithera Biosciences, Inc.*	4,765,922
459,455	Celgene Corp.*	46,391,171
344,706	Clementia Pharmaceuticals, Inc.*	5,522,190
904,775	Coherus Biosciences, Inc.*	10,178,719
583,205	Cytokinetics, Inc.*	7,960,748
96,323	Galapagos N.V.*	9,367,576
86,000	Genmab A/S*	17,366,449
367,442	GlycoMimetics, Inc.*	4,225,583
155,123	Incyte Corp.*	17,567,680
105,084	Innate Pharma S.A.*	1,145,730
460,233	Ironwood Pharmaceuticals, Inc.*	7,078,384
415,365	Karyopharm Therapeutics, Inc.*	4,240,877
373,655	Loxo Oncology, Inc.*	32,194,115
303,535	Momenta Pharmaceuticals, Inc.*	4,279,843
273,211	Nightstar Therapeutics plc ADR*	5,996,981
520,139	Portola Pharmaceuticals, Inc.*	25,700,068
46,717	Regeneron Pharmaceuticals, Inc.*	18,809,199
1,688,950	Rigel Pharmaceuticals, Inc.*	6,333,562
589,656	Syndax Pharmaceuticals, Inc.*	6,592,354
103,286	TESARO, Inc.*	11,957,420
824,767	Trevena, Inc.*	1,237,151
126,145	Ultragenyx Pharmaceutical, Inc.*	5,814,023
171,038	Vertex Pharmaceuticals, Inc.*	25,010,887
115,150	Zealand Pharma A/S ADR*	2,126,821

		386,759,950

	Drug Retail - 1.4%
250,733	Walgreens Boots Alliance, Inc.	16,616,076
33,148	Zur Rose Group AG*	4,578,554

		21,194,630

	Health Care Distributors - 3.0%
286,660	Cardinal Health, Inc.	17,744,254
198,345	McKesson Corp.	27,347,808

		45,092,062

	Health Care Equipment - 21.6%
609,714	Abbott Laboratories	33,064,790
333,600	AtriCure, Inc.*	7,152,384
131,660	Baxter International, Inc.	8,488,120
132,801	Becton Dickinson and Co.	27,711,585
1,657,295	Boston Scientific Corp.*	46,636,281
646,000	ConforMIS, Inc.*	2,286,840
91,945	Danaher Corp.	8,483,765
148,095	Edwards Lifesciences Corp.*	15,139,752
674,035	Globus Medical, Inc. Class A*	21,481,495
201,035	Hologic, Inc.*	7,609,175
728,620	K2M Group Holdings, Inc.*	14,346,528
893,768	Medtronic plc	71,966,199
284,395	Stryker Corp.	44,044,254
71,017	Teleflex, Inc.	16,829,609

		325,240,777

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Health Care Facilities - 2.5%
239,716	Acadia Healthcare Co., Inc.*	$7,517,494
749,710	Georgia Healthcare Group plc*(1)	3,485,046
204,945	HCA Healthcare, Inc.*	15,504,089
115,615	LifePoint Health, Inc.*	5,566,862
51,820	Universal Health Services, Inc. Class B	5,321,914

		37,395,405

	Health Care Services - 1.1%
231,232	Envision Healthcare Corp.*	9,850,483
222,574	Teladoc, Inc.*	7,356,071

		17,206,554

	Health Care Supplies - 0.7%
121,041	DENTSPLY SIRONA, Inc.	7,391,974
487,340	Endologix, Inc.*	2,582,902

		9,974,876

	Health Care Technology - 1.8%
117,515	athenahealth, Inc.*	15,027,818
174,479	Cerner Corp.*	11,780,822

		26,808,640

	Life Sciences Tools & Services - 3.4%
67,495	ICON plc*	8,022,456
178,100	NanoString Technologies, Inc.*	1,773,876
209,540	Thermo Fisher Scientific, Inc.	40,615,138
83,500	Wuxi Biologics Cayman, Inc.*(1)	473,082

		50,884,552

	Managed Health Care - 11.9%
42,760	Aetna, Inc.	7,270,483
132,475	Anthem, Inc.	27,715,095
140,713	Cigna Corp.	27,751,418
32,350	Humana, Inc.	8,260,572
447,245	UnitedHealth Group, Inc.	94,019,844
70,600	WellCare Health Plans, Inc.*	13,960,444

		178,977,856

	Pharmaceuticals - 23.6%
287,998	Allergan plc	51,041,886
1,127,585	AstraZeneca plc ADR	38,901,682
1,077,605	Bristol-Myers Squibb Co.	66,445,124
142,090	Chugai Pharmaceutical Co., Ltd.	6,774,385
103,705	Dermira, Inc.*	2,776,183
231,870	Eisai Co., Ltd.	12,905,098
523,775	Eli Lilly & Co.	42,918,123
40,400	Galenica AG*(1)	1,877,067
78,447	Hikma Pharmaceuticals plc	1,212,556
217,690	Impax Laboratories, Inc.*	3,951,074
202,190	Intersect ENT, Inc.*	5,994,934
65,765	Johnson & Johnson	9,168,299
95,969	Kala Pharmaceuticals, Inc.*	1,541,262
413,857	Medicines Co.*	11,894,250
1,044,413	MediWound Ltd.*	5,248,175
584,360	Mylan N.V.*	20,867,496
437,950	MyoKardia, Inc.*	16,839,178
597,340	Nabriva Therapeutics plc*	3,655,721
452,760	Ono Pharmaceutical Co., Ltd.	10,376,855
284,178	Revance Therapeutics, Inc.*	7,388,628
178,110	Shionogi & Co., Ltd.	9,588,920
4,083,100	Sino Biopharmaceutical Ltd.	4,774,694
87,650	Takeda Pharmaceutical Co., Ltd.	4,942,135
132,048	Teva Pharmaceutical Industries Ltd. ADR	1,822,262

The accompanying notes are an integral part of these financial statements.

75

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.7% - (continued)
	Pharmaceuticals - 23.6% - (continued)
170,984	UCB S.A.	$12,446,932

		355,352,919

	Total Common Stocks (cost $1,247,080,212)	$1,454,888,221

	Total Long-Term Investments (cost $1,247,080,212)	$1,454,888,221

SHORT-TERM INVESTMENTS - 2.3%
	Other Investment Pools & Funds - 2.3%
33,942,792	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(2)	$33,942,792

	Total Short-Term Investments (cost $33,942,792)	$33,942,792

Total Investments (cost $1,281,023,004)	99.0%	$1,488,831,013
Other Assets and Liabilities	1.0%	15,360,495

Total Net Assets	100.0%	$1,504,191,508

The accompanying notes are an integral part of these financial statements.

76

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $5,835,195, which represented 0.4% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

77

The Hartford Healthcare Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Biotechnology	$386,759,950	$360,025,925	$26,734,025	$—
Drug Retail	21,194,630	21,194,630	—	—
Health Care Distributors	45,092,062	45,092,062	—	—
Health Care Equipment	325,240,777	325,240,777	—	—
Health Care Facilities	37,395,405	37,395,405	—	—
Health Care Services	17,206,554	17,206,554	—	—
Health Care Supplies	9,974,876	9,974,876	—	—
Health Care Technology	26,808,640	26,808,640	—	—
Life Sciences Tools & Services	50,884,552	50,884,552	—	—
Managed Health Care	178,977,856	178,977,856	—	—
Pharmaceuticals	355,352,919	290,454,277	64,898,642	—
Short-Term Investments	33,942,792	33,942,792	—	—

Total	$1,488,831,013	$1,397,198,346	$91,632,667	$—

(1)	For the year ended October 31, 2017, investments valued at $5,348,259 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor; there were no transfers from Level 1 to Level 2 and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

78

The Hartford MidCap Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5%
	Automobiles & Components - 1.1%
2,304,316	Harley-Davidson, Inc.	$109,086,319

	Banks - 5.7%
475,303	Cullen/Frost Bankers, Inc.	46,817,345
709,614	East West Bancorp, Inc.	42,463,302
178,273	First Citizens BancShares, Inc. Class A	72,200,565
1,436,087	First Republic Bank	139,874,874
1,099,026	M&T Bank Corp.	183,284,566
806,855	Prosperity Bancshares, Inc.	53,074,922
632,809	South State Corp.	56,984,450

		594,700,024

	Capital Goods - 8.0%
2,582,210	Allison Transmission Holdings, Inc.	109,718,103
1,421,405	Fastenal Co.	66,763,393
1,256,146	HEICO Corp. Class A	95,592,711
1,710,612	IDEX Corp.	219,317,564
1,033,878	Lennox International, Inc.	197,605,102
565,182	Middleby Corp.*	65,504,594
1,173,574	PACCAR, Inc.	84,180,463

		838,681,930

	Commercial & Professional Services - 8.0%
615,587	Cintas Corp.	91,747,086
793,169	Dun & Bradstreet Corp.	92,665,934
718,891	Equifax, Inc.	78,021,240
1,132,670	KAR Auction Services, Inc.	53,609,271
2,008,996	Robert Half International, Inc.	104,005,723
4,871,887	TransUnion*	255,725,349
306,923	UniFirst Corp.	48,340,373
1,502,249	Waste Connections, Inc.	106,163,937

		830,278,913

	Consumer Durables & Apparel - 2.1%
59,141	NVR, Inc.*	194,063,503
2,579,441	Under Armour, Inc. Class C*	29,740,955

		223,804,458

	Consumer Services - 1.4%
1,655,174	Choice Hotels International, Inc.	115,448,387
220,684	Wynn Resorts Ltd.	32,548,683

		147,997,070

	Diversified Financials - 5.1%
326,762	Credit Acceptance Corp.*	93,692,468
678,476	Factset Research Systems, Inc.	128,822,238
1,076,799	Financial Engines, Inc.	38,872,444
459,808	Moody’s Corp.	65,481,257
824,179	MSCI, Inc.	96,725,648
1,166,906	Northern Trust Corp.	109,129,049

		532,723,104

	Energy - 1.3%
470,174	Diamondback Energy, Inc.*	50,383,846
1,052,721	Newfield Exploration Co.*	32,413,280
4,666,983	WPX Energy, Inc.*	52,643,568

		135,440,694

	Food & Staples Retailing - 0.7%
854,329	PriceSmart, Inc.	71,592,770

	Health Care Equipment & Services - 4.4%
547,410	Integra LifeSciences Holdings Corp.*	25,607,840
1,385,629	STERIS plc	129,320,755

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Health Care Equipment & Services - 4.4% - (continued)
521,914	Teleflex, Inc.	$123,683,180
1,019,669	Varian Medical Systems, Inc.*	106,239,313
1,175,110	Veeva Systems, Inc. Class A*	71,611,203

		456,462,291

	Insurance - 5.8%
140,248	Alleghany Corp.*	79,411,222
187,689	Fairfax Financial Holdings Ltd.	98,843,333
2,094,810	FNF Group	78,387,790
188,662	Markel Corp.*	204,566,207
82,695	White Mountains Insurance Group Ltd.	73,528,259
966,698	WR Berkley Corp.	66,296,149

		601,032,960

	Materials - 3.2%
2,581,661	Ball Corp.	110,830,707
1,411,370	Packaging Corp. of America	164,099,990
1,847,990	Silgan Holdings, Inc.	54,053,707

		328,984,404

	Pharmaceuticals, Biotechnology & Life Sciences - 12.4%
1,358,758	Aerie Pharmaceuticals, Inc.*	83,903,307
1,196,446	Agios Pharmaceuticals, Inc.*	76,895,584
2,294,448	Alkermes plc*	111,877,285
573,479	Alnylam Pharmaceuticals, Inc.*	69,872,681
190,592	BeiGene Ltd. ADR*	17,591,642
730,340	Bluebird Bio, Inc.*	101,590,294
2,599,575	Ionis Pharmaceuticals, Inc.*	148,461,728
3,714,480	Ironwood Pharmaceuticals, Inc.*	57,128,702
231,933	Mettler-Toledo International, Inc.*	158,324,424
1,939,052	Neurocrine Biosciences, Inc.*	120,434,520
1,134,344	Sage Therapeutics, Inc.*	71,781,288
991,754	TESARO, Inc.*	114,815,361
1,210,357	Ultragenyx Pharmaceutical, Inc.*	55,785,354
527,247	Waters Corp.*	103,366,774

		1,291,828,944

	Retailing - 1.8%
1,997,062	CarMax, Inc.*	149,979,356
1,012,773	TripAdvisor, Inc.*	37,978,988

		187,958,344

	Semiconductors & Semiconductor Equipment - 2.4%
1,323,398	MKS Instruments, Inc.	143,787,193
1,170,470	Silicon Laboratories, Inc.*	111,077,603

		254,864,796

	Software & Services - 20.9%
2,272,756	Akamai Technologies, Inc.*	118,751,501
1,449,163	Black Knight, Inc.*	65,719,542
1,294,679	Blackbaud, Inc.	131,150,983
784,445	Blackhawk Network Holdings, Inc.*	26,631,908
2,443,301	Cadence Design Systems, Inc.*	105,452,871
201,446	Cimpress N.V.*	21,985,816
451,440	CoStar Group, Inc.*	133,513,380
7,682,613	Genpact Ltd.	233,935,566
2,275,272	Global Payments, Inc.	236,514,524
1,213,911	Guidewire Software, Inc.*	97,088,602
881,256	ServiceNow, Inc.*	111,364,321
3,174,940	Teradata Corp.*	106,201,743
2,160,780	Total System Services, Inc.	155,684,199
1,517,533	Vantiv, Inc. Class A*	106,227,310
2,041,725	VeriSign, Inc.*	219,526,272

The accompanying notes are an integral part of these financial statements.

79

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.5% - (continued)
	Software & Services - 20.9% - (continued)
1,366,189	WEX, Inc.*	$168,847,299
1,275,919	Zillow Group, Inc. Class A*	52,708,214
2,234,598	Zillow Group, Inc. Class C*	92,244,205

		2,183,548,256

	Technology Hardware & Equipment - 8.5%
2,704,381	CDW Corp.	189,306,670
2,253,921	CommScope Holding Co., Inc.*	72,441,021
3,247,607	Finisar Corp.*	76,448,669
2,094,593	II-VI, Inc.*	94,675,604
2,411,168	Keysight Technologies, Inc.*	107,706,874
4,109,416	National Instruments Corp.	184,923,720
4,023,539	Trimble, Inc.*	164,482,274

		889,984,832

	Transportation - 4.7%
1,297,156	Alaska Air Group, Inc.	85,651,211
257,181	AMERCO	100,979,548
1,885,748	Genesee & Wyoming, Inc. Class A*	135,358,991
5,214,050	JetBlue Airways Corp.*	99,849,057
1,964,218	Spirit Airlines, Inc.*	72,852,846

		494,691,653

	Utilities - 2.0%
588,409	Black Hills Corp.	38,399,571
1,051,511	NiSource, Inc.	27,728,345
2,883,410	UGI Corp.	138,000,003

		204,127,919

	Total Common Stocks (cost $7,889,199,905)	$10,377,789,681

	Total Long-Term Investments (cost $7,889,199,905)	$10,377,789,681

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
54,819,068	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(1)	54,819,068

	Total Short-Term Investments (cost $54,819,068)	$54,819,068

Total Investments (cost $7,944,018,973)	100.0%	$10,432,608,749
Other Assets and Liabilities	0.0%	(2,531,858)

Total Net Assets	100.0%	$10,430,076,891

The accompanying notes are an integral part of these financial statements.

80

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
MSCI	Morgan Stanley Capital International

The accompanying notes are an integral part of these financial statements.

81

The Hartford MidCap Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$109,086,319	$109,086,319	$—	$—
Banks	594,700,024	594,700,024	—	—
Capital Goods	838,681,930	838,681,930	—	—
Commercial & Professional Services	830,278,913	830,278,913	—	—
Consumer Durables & Apparel	223,804,458	223,804,458	—	—
Consumer Services	147,997,070	147,997,070	—	—
Diversified Financials	532,723,104	532,723,104	—	—
Energy	135,440,694	135,440,694	—	—
Food & Staples Retailing	71,592,770	71,592,770	—	—
Health Care Equipment & Services	456,462,291	456,462,291	—	—
Insurance	601,032,960	601,032,960	—	—
Materials	328,984,404	328,984,404	—	—
Pharmaceuticals, Biotechnology & Life Sciences	1,291,828,944	1,291,828,944	—	—
Retailing	187,958,344	187,958,344	—	—
Semiconductors & Semiconductor Equipment	254,864,796	254,864,796	—	—
Software & Services	2,183,548,256	2,183,548,256	—	—
Technology Hardware & Equipment	889,984,832	889,984,832	—	—
Transportation	494,691,653	494,691,653	—	—
Utilities	204,127,919	204,127,919	—	—
Short-Term Investments	54,819,068	54,819,068	—	—

Total	$10,432,608,749	$10,432,608,749	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

82

The Hartford MidCap Value Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3%
	Automobiles & Components - 1.7%
366,313	Goodyear Tire & Rubber Co.	$11,205,515

	Banks - 12.1%
143,037	Bank of the Ozarks, Inc.	6,668,385
226,520	Comerica, Inc.	17,797,677
428,863	FNB Corp.	5,785,362
130,811	IBERIABANK Corp.	9,647,311
175,769	MB Financial, Inc.	8,074,828
146,632	Provident Financial Services, Inc.	3,988,390
73,192	South State Corp.	6,590,940
283,297	Sterling Bancorp	7,096,590
127,210	Western Alliance Bancorp*	7,098,318
193,929	Zions Bancorp	9,009,941

		81,757,742

	Capital Goods - 8.7%
30,710	Generac Holdings, Inc.*	1,599,684
110,499	Granite Construction, Inc.	7,037,681
78,580	Hubbell, Inc.	9,886,936
408,087	Milacron Holdings Corp.*	7,325,162
93,686	Moog, Inc. Class A*	8,221,883
781,295	Sanwa Holdings Corp.	9,797,665
163,774	Sensata Technologies Holding N.V.*	8,010,186
109,168	WESCO International, Inc.*	6,893,959

		58,773,156

	Commercial & Professional Services - 2.0%
157,992	Clean Harbors, Inc.*	8,454,152
43,564	Dun & Bradstreet Corp.	5,089,582

		13,543,734

	Consumer Durables & Apparel - 2.8%
218,396	D.R. Horton, Inc.	9,655,287
5,970,723	Global Brands Group Holding Ltd.*	696,676
45,094	Lennar Corp. Class A	2,510,383
129,697	Toll Brothers, Inc.	5,971,250

		18,833,596

	Consumer Services - 0.9%
105,004	Norwegian Cruise Line Holdings Ltd.*	5,853,973

	Energy - 6.7%
182,221	Delek U.S. Holdings, Inc.	4,746,857
185,252	Diamondback Energy, Inc.*	19,851,604
73,264	Energen Corp.*	3,787,749
405,444	Laredo Petroleum, Inc.*	4,832,893
386,272	Newfield Exploration Co.*	11,893,315

		45,112,418

	Food, Beverage & Tobacco - 2.3%
45,640	Ingredion, Inc.	5,720,974
118,300	Post Holdings, Inc.*	9,810,619

		15,531,593

	Health Care Equipment & Services - 4.5%
231,175	Acadia Healthcare Co., Inc.*	7,249,648
400,383	Brookdale Senior Living, Inc.*	4,015,841
173,721	Envision Healthcare Corp.*	7,400,515
125,770	STERIS plc	11,738,114

		30,404,118

	Insurance - 11.1%
51,889	Assurant, Inc.	5,222,628
335,558	CNO Financial Group, Inc.	8,043,325

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Insurance - 11.1% - (continued)
67,622	Hanover Insurance Group, Inc.	$6,652,652
452,454	Jardine Lloyd Thompson Group plc	7,830,076
784,509	Lancashire Holdings Ltd.	7,830,221
110,923	Reinsurance Group of America, Inc.	16,569,678
194,104	Unum Group	10,101,172
315,278	XL Group Ltd.	12,759,301

		75,009,053

	Materials - 7.8%
101,460	Alcoa Corp.*	4,847,759
35,488	Bemis Co., Inc.	1,597,670
105,626	Cabot Corp.	6,438,961
114,039	Celanese Corp. Series A	11,895,408
75,418	Crown Holdings, Inc.*	4,537,901
119,376	Louisiana-Pacific Corp.*	3,244,640
116,994	Reliance Steel & Aluminum Co.	8,989,819
127,326	Westlake Chemical Corp.	10,811,250

		52,363,408

	Media - 0.3%
42,853	John Wiley & Sons, Inc. Class A	2,341,916

	Real Estate - 8.5%
98,959	American Assets Trust, Inc. REIT	3,838,620
222,072	Corporate Office Properties Trust REIT	7,090,759
97,093	Equity LifeStyle Properties, Inc. REIT	8,590,789
65,075	Extra Space Storage, Inc. REIT	5,309,469
136,080	Forest City Realty Trust, Inc. Class A, REIT	3,351,650
24,009	LaSalle Hotel Properties REIT	677,294
59,760	Life Storage, Inc. REIT	4,829,803
85,382	PS Business Parks, Inc. REIT	11,298,600
500,600	STORE Capital Corp. REIT	12,359,814

		57,346,798

	Retailing - 0.3%
41,689	Camping World Holdings, Inc. Class A	1,751,772

	Semiconductors & Semiconductor Equipment - 5.4%
85,400	Axcelis Technologies, Inc.*	2,809,660
280,044	Microsemi Corp.*	14,945,948
237,373	Silicon Motion Technology Corp. ADR	11,493,601
158,724	Teradyne, Inc.	6,807,672

		36,056,881

	Software & Services - 4.0%
239,860	Booz Allen Hamilton Holding Corp.	9,064,309
214,470	SS&C Technologies Holdings, Inc.	8,621,694
83,178	VeriSign, Inc.*	8,943,299

		26,629,302

	Technology Hardware & Equipment - 8.1%
172,011	Acacia Communications, Inc.*	7,277,786
221,043	Arrow Electronics, Inc.*	18,476,984
175,381	CommScope Holding Co., Inc.*	5,636,745
90,671	Harris Corp.	12,632,284
242,109	Keysight Technologies, Inc.*	10,815,009

		54,838,808

	Telecommunication Services - 1.2%
127,846	Millicom International Cellular S.A.	8,175,738

	Transportation - 4.7%
144,456	Genesee & Wyoming, Inc. Class A*	10,369,052
249,820	JetBlue Airways Corp.*	4,784,053
322,588	Knight-Swift Transportation Holdings, Inc.*	13,371,273

The accompanying notes are an integral part of these financial statements.

83

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.3% - (continued)
	Transportation - 4.7% - (continued)
115,665	Schneider National, Inc. Class B	$3,029,266

		31,553,644

	Utilities - 5.2%
289,169	Alliant Energy Corp.	12,509,451
204,222	Great Plains Energy, Inc.	6,704,608
327,930	UGI Corp.	15,694,730

		34,908,789

	Total Common Stocks (cost $555,591,385)	$661,991,954

	Total Long-Term Investments (cost $555,591,385)	$661,991,954

SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
10,584,673	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(1)	10,584,673

	Total Short-Term Investments (cost $10,584,673)	$10,584,673

Total Investments (cost $566,176,058)	99.9%	$672,576,627
Other Assets and Liabilities	0.1%	457,160

Total Net Assets	100.0%	$673,033,787

The accompanying notes are an integral part of these financial statements.

84

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

85

The Hartford MidCap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$11,205,515	$11,205,515	$—	$—
Banks	81,757,742	81,757,742	—	—
Capital Goods	58,773,156	48,975,491	9,797,665	—
Commercial & Professional Services	13,543,734	13,543,734	—	—
Consumer Durables & Apparel	18,833,596	18,136,920	696,676	—
Consumer Services	5,853,973	5,853,973	—	—
Energy	45,112,418	45,112,418	—	—
Food, Beverage & Tobacco	15,531,593	15,531,593	—	—
Health Care Equipment & Services	30,404,118	30,404,118	—	—
Insurance	75,009,053	75,009,053	—	—
Materials	52,363,408	52,363,408	—	—
Media	2,341,916	2,341,916	—	—
Real Estate	57,346,798	57,346,798	—	—
Retailing	1,751,772	1,751,772	—	—
Semiconductors & Semiconductor Equipment	36,056,881	36,056,881	—	—
Software & Services	26,629,302	26,629,302	—	—
Technology Hardware & Equipment	54,838,808	54,838,808	—	—
Telecommunication Services	8,175,738	—	8,175,738	—
Transportation	31,553,644	31,553,644	—	—
Utilities	34,908,789	34,908,789	—	—
Short-Term Investments	10,584,673	10,584,673	—	—

Total	$672,576,627	$653,906,548	$18,670,079	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

86

Hartford Small Cap Core Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3%
	Automobiles & Components - 0.6%
4,386	Cooper-Standard Holdings, Inc.*	$488,951
7,260	Fox Factory Holding Corp.*	308,913
967	LCI Industries	119,715

		917,579

	Banks - 10.0%
52,763	Banco Latinoamericano de Comercio Exterior S.A. ADR	1,478,947
27,823	Berkshire Hills Bancorp, Inc.	1,065,621
11,900	Cathay General Bancorp	497,420
28,133	Customers Bancorp, Inc.*	769,156
16,920	Essent Group Ltd.*	721,130
24,721	Fidelity Southern Corp.	542,132
291,764	First BanCorp*	1,502,585
8,391	First Merchants Corp.	360,813
21,481	Flagstar Bancorp, Inc.*	802,745
32,252	Green Bancorp, Inc.*	714,382
8,815	Hancock Holding Co.	429,731
6,910	Heritage Financial Corp.	210,755
17,400	Hope Bancorp, Inc.	321,030
16,347	IBERIABANK Corp.	1,205,591
2,641	LendingTree, Inc.*	707,920
63,345	MGIC Investment Corp.*	905,833
7,706	NMI Holdings, Inc. Class A*	112,122
45,917	Popular, Inc.	1,684,236
30,822	Radian Group, Inc.	646,029
18,593	Walker & Dunlop, Inc.*	1,020,570

		15,698,748

	Capital Goods - 9.7%
2,760	Alamo Group, Inc.	291,180
10,860	American Railcar Industries, Inc.	432,228
6,557	American Woodmark Corp.*	633,406
6,188	Applied Industrial Technologies, Inc.	393,866
12,098	Argan, Inc.	831,737
6,611	Barnes Group, Inc.	430,310
10,100	Briggs & Stratton Corp.	254,520
14,000	Caesarstone Ltd.*	396,200
10,622	CAI International, Inc.*	393,226
7,111	Comfort Systems USA, Inc.	315,017
26,473	Continental Building Products, Inc.*	706,829
10,654	EMCOR Group, Inc.	857,754
5,765	Encore Wire Corp.	260,290
8,659	Generac Holdings, Inc.*	451,047
24,639	Harsco Corp.*	523,579
3,000	Hyster-Yale Materials Handling, Inc.	235,470
3,658	Kadant, Inc.	415,549
10,144	LB Foster Co. Class A	252,586
28,854	Meritor, Inc.*	750,493
4,260	Patrick Industries, Inc.*	396,180
10,669	Primoris Services Corp.	301,613
13,627	Proto Labs, Inc.*	1,188,956
9,462	Raven Industries, Inc.	318,396
15,783	Rush Enterprises, Inc. Class A*	801,461
24,430	Sleep Number Corp.*	793,975
18,629	Trex Co., Inc.*	2,038,944
21,415	Wabash National Corp.	481,837

		15,146,649

	Commercial & Professional Services - 3.6%
3,073	Barrett Business Services, Inc.	186,808
11,817	Brink’s Co.	899,274

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Commercial & Professional Services - 3.6% - (continued)
23,189	Ennis, Inc.	$467,258
37,737	Essendant, Inc.	365,294
15,216	Herman Miller, Inc.	511,258
46,869	Quad/Graphics, Inc.	1,068,145
58,471	RPX Corp.*	761,292
26,442	TriNet Group, Inc.*	918,066
17,903	TrueBlue, Inc.*	485,171

		5,662,566

	Consumer Durables & Apparel - 2.1%
6,034	CSS Industries, Inc.	180,899
10,354	Deckers Outdoor Corp.*	706,557
79,706	Hovnanian Enterprises, Inc. Class A*	192,889
11,985	iRobot Corp.*	805,272
11,769	Movado Group, Inc.	326,001
8,815	Sturm Ruger & Co., Inc.	436,783
11,497	Wolverine World Wide, Inc.	313,868
22,067	ZAGG, Inc.*	345,349

		3,307,618

	Consumer Services - 5.6%
3,303	Adtalem Global Education, Inc.	122,046
19,512	American Public Education, Inc.*	390,240
3,004	Buffalo Wild Wings, Inc.*	355,073
37,300	Caesars Entertainment Corp.*	483,035
19,459	Capella Education Co.	1,584,935
9,108	Dave & Buster’s Entertainment, Inc.*	439,006
10,285	Grand Canyon Education, Inc.*	920,610
24,649	International Speedway Corp. Class A	957,614
17,647	K12, Inc.*	286,234
26,180	Ruth’s Hospitality Group, Inc.	552,398
45,572	Scientific Games Corp. Class A*	2,169,227
10,829	Weight Watchers International, Inc.*	486,439

		8,746,857

	Diversified Financials - 6.2%
27,536	AG Mortgage Investment Trust, Inc. REIT	517,952
47,074	Apollo Commercial Real Estate Finance, Inc. REIT	850,627
14,472	ARMOUR Residential, Inc. REIT	362,524
23,635	Chimera Investment Corp. REIT	432,521
7,551	Evercore, Inc. Class A	604,835
14,837	Green Dot Corp. Class A*	840,071
40,728	Invesco Mortgage Capital, Inc. REIT	701,336
9,295	Moelis & Co. Class A	397,361
21,722	MTGE Investment Corp. REIT	393,168
15,825	Nelnet, Inc. Class A	926,396
67,065	New York Mortgage Trust, Inc. REIT	404,402
68,241	PennyMac Mortgage Investment Trust REIT	1,095,950
28,139	Redwood Trust, Inc. REIT	442,064
90,555	Two Harbors Investment Corp. REIT	887,439
29,307	Western Asset Mortgage Capital Corp. REIT	295,121
5,384	World Acceptance Corp.*	471,100

		9,622,867

	Energy - 2.5%
21,429	CVR Energy, Inc.	588,226
1,584	Delek U.S. Holdings, Inc.	41,263
17,936	Exterran Corp.*	578,795
129,505	Northern Oil and Gas, Inc.*	103,604
20,791	Par Pacific Holdings, Inc.*	436,403
6,018	Renewable Energy Group, Inc.*	72,818

The accompanying notes are an integral part of these financial statements.

87

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Energy - 2.5% - (continued)
10,775	REX American Resources Corp.*	$950,140
24,096	Stone Energy Corp.*	708,904
144,742	W&T Offshore, Inc.*	453,042
30,607	Westmoreland Coal Co.*	53,103

		3,986,298

	Food & Staples Retailing - 0.1%
9,034	SUPERVALU, Inc.*	147,164

	Food, Beverage & Tobacco - 2.5%
12,070	Fresh Del Monte Produce, Inc.	537,236
11,377	John B Sanfilippo & Son, Inc.	669,536
7,137	National Beverage Corp.	698,712
6,838	Sanderson Farms, Inc.	1,022,760
13,086	Universal Corp.	750,482
7,423	Vector Group Ltd.	154,250

		3,832,976

	Health Care Equipment & Services - 5.3%
16,612	AngioDynamics, Inc.*	281,906
3,703	Chemed Corp.	827,361
8,794	Globus Medical, Inc. Class A*	280,265
9,839	HealthEquity, Inc.*	494,114
5,206	Integer Holdings Corp.*	253,011
18,130	Lantheus Holdings, Inc.*	360,787
3,600	LeMaitre Vascular, Inc.	115,236
23,854	Masimo Corp.*	2,093,427
46,425	OraSure Technologies, Inc.*	916,894
18,284	Quality Systems, Inc.*	257,256
39,396	Triple-S Management Corp. Class B*	945,898
7,592	WellCare Health Plans, Inc.*	1,501,242

		8,327,397

	Household & Personal Products - 1.4%
10,051	Medifast, Inc.	627,182
11,618	Nu Skin Enterprises, Inc. Class A	739,021
11,710	USANA Health Sciences, Inc.*	769,347

		2,135,550

	Insurance - 4.3%
50,924	Ambac Financial Group, Inc.*	829,043
24,495	American Equity Investment Life Holding Co.	722,847
39,387	Assured Guaranty Ltd.	1,461,258
22,420	CNO Financial Group, Inc.	537,407
30,100	Greenlight Capital Re Ltd. Class A*	663,705
5,476	HCI Group, Inc.	205,131
13,051	Health Insurance Innovations, Inc. Class A*	280,597
104,268	Maiden Holdings Ltd.	860,211
36,327	Third Point Reinsurance Ltd.*	606,661
23,112	Universal Insurance Holdings, Inc.	551,221

		6,718,081

	Materials - 4.3%
33,946	Chemours Co.	1,921,683
38,590	Cleveland-Cliffs, Inc.*	229,997
41,210	Domtar Corp.	1,950,057
15,238	Innophos Holdings, Inc.	745,595
17,843	Kronos Worldwide, Inc.	469,449
17,761	Louisiana-Pacific Corp.*	482,744
24,235	Mercer International, Inc.	356,255
6,935	Stepan Co.	553,829
2,655	Tronox Ltd. Class A	70,278

		6,779,887

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Media - 0.7%
70,322	Gannett Co., Inc.	$611,801
12,143	Scholastic Corp.	448,563

		1,060,364

	Pharmaceuticals, Biotechnology & Life Sciences - 9.5%
51,575	Akebia Therapeutics, Inc.*	936,086
9,304	BioSpecifics Technologies Corp.*	425,844
32,605	Calithera Biosciences, Inc.*	524,941
46,979	Conatus Pharmaceuticals, Inc.*	215,634
94,688	Corcept Therapeutics, Inc.*	1,864,407
37,396	Cytokinetics, Inc.*	510,455
34,693	CytomX Therapeutics, Inc.*	693,860
6,292	Eagle Pharmaceuticals, Inc.*	338,195
8,123	Esperion Therapeutics, Inc.*	371,546
57,220	Exelixis, Inc.*	1,418,484
7,116	FibroGen, Inc.*	397,429
75,677	ImmunoGen, Inc.*	438,927
31,800	Immunomedics, Inc.*	340,896
91,557	Innoviva, Inc.*	1,120,658
18,746	Luminex Corp.	400,227
76,637	MiMedx Group, Inc.*	971,757
30,379	Momenta Pharmaceuticals, Inc.*	428,344
279,167	PDL BioPharma, Inc.*	826,334
46,884	Pieris Pharmaceuticals, Inc.*	236,764
12,252	PRA Health Sciences, Inc.*	997,680
31,814	Supernus Pharmaceuticals, Inc.*	1,323,462
6,300	Versartis, Inc.*	11,340

		14,793,270

	Real Estate - 8.0%
23,152	Altisource Residential Corp. REIT	247,032
80,335	Ashford Hospitality Trust, Inc. REIT	564,755
110,516	Brandywine Realty Trust REIT	1,932,925
25,465	CareTrust, Inc. REIT	481,289
108,077	CBL & Associates Properties, Inc. REIT	847,324
15,802	DiamondRock Hospitality Co. REIT	171,610
32,022	Forestar Group, Inc.*	569,992
11,481	Franklin Street Properties Corp. REIT	114,810
16,113	Global Net Lease, Inc. REIT	348,041
23,691	Government Properties Income Trust REIT	430,465
9,900	Hospitality Properties Trust REIT	282,942
22,300	Independence Realty Trust, Inc. REIT	226,345
7,340	Jernigan Capital, Inc. REIT	150,617
25,800	Kite Realty Group Trust REIT	482,202
57,060	Lexington Realty Trust REIT	577,447
42,300	Mack-Cali Realty Corp. REIT	963,171
22,844	Piedmont Office Realty Trust, Inc. Class A, REIT	441,803
21,415	Ramco-Gershenson Properties Trust REIT	270,471
19,584	RLJ Lodging Trust REIT	424,189
83,809	Select Income REIT	2,024,825
15,600	Summit Hotel Properties, Inc. REIT	246,636
30,095	Xenia Hotels & Resorts, Inc. REIT	654,867

		12,453,758

	Retailing - 3.7%
7,046	Aaron’s, Inc.	259,293
9,300	Big 5 Sporting Goods Corp.	59,055
7,796	Big Lots, Inc.	400,013
39,165	Buckle, Inc.	644,264
23,307	Cato Corp. Class A	299,728
7,200	Children’s Place, Inc.	783,360
9,845	Five Below, Inc.*	543,936

The accompanying notes are an integral part of these financial statements.

88

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Retailing - 3.7% - (continued)
13,792	Francescas Holdings Corp.*	$89,234
21,641	Hibbett Sports, Inc.*	277,005
16,195	Nutrisystem, Inc.	808,940
26,344	PetMed Express, Inc.	931,524
4,755	RH*	427,570
45,533	Vitamin Shoppe, Inc.*	209,452

		5,733,374

	Semiconductors & Semiconductor Equipment - 5.8%
19,647	Advanced Energy Industries, Inc.*	1,664,494
8,427	Ambarella, Inc.*	475,620
40,754	Amkor Technology, Inc.*	471,524
4,700	Cirrus Logic, Inc.*	263,200
16,800	Entegris, Inc.	550,200
35,730	FormFactor, Inc.*	650,286
2,800	MKS Instruments, Inc.	304,220
7,085	Nanometrics, Inc.*	200,293
106,646	Photronics, Inc.*	1,034,466
26,255	Rudolph Technologies, Inc.*	728,576
47,727	Teradyne, Inc.	2,047,011
27,176	Ultra Clean Holdings, Inc.*	693,531

		9,083,421

	Software & Services - 5.6%
21,723	Appfolio, Inc. Class A*	997,086
18,051	Blucora, Inc.*	391,707
56,257	Everi Holdings, Inc.*	466,371
25,780	MAXIMUS, Inc.	1,712,565
39,917	Net 1 UEPS Technologies, Inc.*	364,442
3,201	NIC, Inc.	54,417
18,104	Paycom Software, Inc.*	1,488,149
15,455	Progress Software Corp.	654,210
12,293	Shutterstock, Inc.*	479,304
3,778	Stamps.com, Inc.*	847,783
17,937	Sykes Enterprises, Inc.*	519,097
11,338	TeleTech Holdings, Inc.	472,228
13,534	Web.com Group, Inc.*	326,169

		8,773,528

	Technology Hardware & Equipment - 3.5%
4,361	Benchmark Electronics, Inc.*	134,973
25,348	Control4 Corp.*	746,499
66,956	Extreme Networks, Inc.*	803,472
17,948	KEMET Corp.*	461,084
9,496	Methode Electronics, Inc.	445,362
50,669	Sanmina Corp.*	1,658,143
54,776	Vishay Intertechnology, Inc.	1,218,766

		5,468,299

	Telecommunication Services - 1.4%
5,292	ATN International, Inc.	287,303
40,590	Boingo Wireless, Inc.*	948,994
34,992	Telephone & Data Systems, Inc.	1,020,017

		2,256,314

	Transportation - 1.5%
41,460	Hawaiian Holdings, Inc.*	1,388,910
7,400	Knight-Swift Transportation Holdings, Inc.*	306,730
9,134	Saia, Inc.*	591,883

		2,287,523

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.3% - (continued)
	Utilities - 1.4%
10,960	El Paso Electric Co.	$630,200
20,058	ONE Gas, Inc.	1,544,065

		2,174,265

	Total Common Stocks (cost $125,259,881)	$155,114,353

	Total Long-Term Investments (cost $125,259,881)	$155,114,353

SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
1,218,397	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(1)	$1,218,397

	Total Short-Term Investments (cost $1,218,397)	$1,218,397

Total Investments (cost $126,478,278)	100.1%	$156,332,750
Other Assets and Liabilities	(0.1)%	(173,297)

Total Net Assets	100.0%	$156,159,453

The accompanying notes are an integral part of these financial statements.

89

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

90

Hartford Small Cap Core Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$917,579	$917,579	$—	$—
Banks	15,698,748	15,698,748	—	—
Capital Goods	15,146,649	15,146,649	—	—
Commercial & Professional Services	5,662,566	5,662,566	—	—
Consumer Durables & Apparel	3,307,618	3,307,618	—	—
Consumer Services	8,746,857	8,746,857	—	—
Diversified Financials	9,622,867	9,622,867	—	—
Energy	3,986,298	3,986,298	—	—
Food & Staples Retailing	147,164	147,164	—	—
Food, Beverage & Tobacco	3,832,976	3,832,976	—	—
Health Care Equipment & Services	8,327,397	8,327,397	—	—
Household & Personal Products	2,135,550	2,135,550	—	—
Insurance	6,718,081	6,718,081	—	—
Materials	6,779,887	6,779,887	—	—
Media	1,060,364	1,060,364	—	—
Pharmaceuticals, Biotechnology & Life Sciences	14,793,270	14,793,270	—	—
Real Estate	12,453,758	12,453,758	—	—
Retailing	5,733,374	5,733,374	—	—
Semiconductors & Semiconductor Equipment	9,083,421	9,083,421	—	—
Software & Services	8,773,528	8,773,528	—	—
Technology Hardware & Equipment	5,468,299	5,468,299	—	—
Telecommunication Services	2,256,314	2,256,314	—	—
Transportation	2,287,523	2,287,523	—	—
Utilities	2,174,265	2,174,265	—	—
Short-Term Investments	1,218,397	1,218,397	—	—

Total	$156,332,750	$156,332,750	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Small Cap Growth Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3%
	Automobiles & Components - 1.9%
156,490	Cooper Tire & Rubber Co.	$5,132,872
5,635	Cooper-Standard Holdings, Inc.*	628,190
5,706	LCI Industries	706,403
183,407	Tenneco, Inc.	10,657,781
59,402	Visteon Corp.*	7,487,028

		24,612,274

	Banks - 3.3%
48,601	Essent Group Ltd.*	2,071,375
104,101	FCB Financial Holdings, Inc. Class A*	4,861,517
138,203	First Busey Corp.	4,300,877
133,050	First Hawaiian, Inc.	3,890,382
125,798	Great Western Bancorp, Inc.	5,106,141
91,100	IBERIABANK Corp.	6,718,625
4,119	LendingTree, Inc.*	1,104,098
496,475	MGIC Investment Corp.*	7,099,593
303,608	Sterling Bancorp	7,605,380
20,454	Walker & Dunlop, Inc.*	1,122,720

		43,880,708

	Capital Goods - 9.9%
179,625	AAON, Inc.	6,286,875
27,019	Aerojet Rocketdyne Holdings, Inc.*	853,260
199,152	Altra Industrial Motion Corp.	9,539,381
104,736	American Woodmark Corp.*	10,117,498
14,823	Applied Industrial Technologies, Inc.	943,484
18,463	Argan, Inc.	1,269,331
131,224	Armstrong World Industries, Inc.*	6,705,546
125,093	AZZ, Inc.	5,979,445
15,181	Barnes Group, Inc.	988,131
35,055	Caesarstone Ltd.*	992,057
71,339	Continental Building Products, Inc.*	1,904,751
20,395	EMCOR Group, Inc.	1,642,001
7,434	Encore Wire Corp.	335,645
67,629	Esterline Technologies Corp.*	6,414,611
218,789	Generac Holdings, Inc.*	11,396,719
25,974	Global Brass & Copper Holdings, Inc.	909,090
821	Greenbrier Cos., Inc.	42,856
81,262	HEICO Corp. Class A	6,184,038
11,837	Hyster-Yale Materials Handling, Inc.	929,086
167,914	ITT, Inc.	7,831,509
184,903	JELD-WEN Holding, Inc.*	6,819,223
106,966	Meritor, Inc.*	2,782,186
243,255	Milacron Holdings Corp.*	4,366,427
259,746	Rexnord Corp.*	6,628,718
88,728	SiteOne Landscape Supply, Inc.*	5,635,115
47,800	Sleep Number Corp.*	1,553,500
67,979	Teledyne Technologies, Inc.*	11,553,711
37,630	Trex Co., Inc.*	4,118,604
3,208	Universal Forest Products, Inc.	362,183
44,993	Wabash National Corp.	1,012,343
181,331	Welbilt, Inc.*	4,000,162

		130,097,486

	Commercial & Professional Services - 5.2%
175,923	Advanced Disposal Services, Inc.*	4,384,001
110,902	Brink’s Co.	8,439,642
139,778	Deluxe Corp.	9,735,538
122,034	Exponent, Inc.	9,012,211
86,169	GP Strategies Corp.*	2,503,209
75,419	Herman Miller, Inc.	2,534,078
103,933	Huron Consulting Group, Inc.*	3,803,948

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Commercial & Professional Services - 5.2% - (continued)
19,003	MSA Safety, Inc.	$1,510,739
21,500	National Vision Holdings, Inc.*	619,200
152,750	On Assignment, Inc.*	9,351,355
58,001	Quad/Graphics, Inc.	1,321,843
82,173	RPX Corp.*	1,069,892
53,523	Steelcase, Inc. Class A	778,760
56,585	TriNet Group, Inc.*	1,964,631
26,348	TrueBlue, Inc.*	714,031
110,740	Viad Corp.	6,428,457
77,881	WageWorks, Inc.*	4,964,914

		69,136,449

	Consumer Durables & Apparel - 4.2%
97,999	Carter’s, Inc.	9,479,443
18,661	Deckers Outdoor Corp.*	1,273,427
17,620	iRobot Corp.*	1,183,888
23,858	La-Z-Boy, Inc.	642,973
49,581	MDC Holdings, Inc.	1,836,480
111,805	Oxford Industries, Inc.	7,222,603
261,926	Steven Madden Ltd.*	10,215,114
22,560	Sturm Ruger & Co., Inc.	1,117,848
181,818	TopBuild Corp.*	11,998,170
372,604	Wolverine World Wide, Inc.	10,172,089

		55,142,035

	Consumer Services - 4.6%
10,964	Adtalem Global Education, Inc.	405,120
23,700	American Public Education, Inc.*	474,000
282,183	Bloomin’ Brands, Inc.	5,017,214
15,911	Brinker International, Inc.	488,786
5,880	Buffalo Wild Wings, Inc.*	695,016
72,259	Caesars Entertainment Corp.*	935,754
21,391	Capella Education Co.	1,742,297
35,549	Dave & Buster’s Entertainment, Inc.*	1,713,462
8,722	Domino’s Pizza, Inc.	1,596,126
162,123	Dunkin’ Brands Group, Inc.	9,576,606
27,709	Grand Canyon Education, Inc.*	2,480,233
376,667	La Quinta Holdings, Inc.*	6,636,872
71,810	Marriott Vacations Worldwide Corp.	9,451,632
110,365	Papa John’s International, Inc.	7,510,338
34,619	Scientific Games Corp. Class A*	1,647,864
19,296	Sotheby’s*	999,919
4,899	Strayer Education, Inc.	459,183
6,079	Texas Roadhouse, Inc.	304,011
22,573	Weight Watchers International, Inc.*	1,013,979
240,320	Wingstop, Inc.	8,139,638

		61,288,050

	Diversified Financials - 1.7%
131,895	Evercore, Inc. Class A	10,564,789
179,904	Financial Engines, Inc.	6,494,534
40,869	Green Dot Corp. Class A*	2,314,003
34,524	Moelis & Co. Class A	1,475,901
66,154	OneMain Holdings, Inc.*	2,101,713

		22,950,940

	Energy - 1.2%
33,365	CVR Energy, Inc.	915,869
104,900	PDC Energy, Inc.*	5,342,557
266,187	ProPetro Holding Corp.*	4,054,028
15,558	REX American Resources Corp.*	1,371,904

The accompanying notes are an integral part of these financial statements.

92

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Energy - 1.2% - (continued)
265,152	WildHorse Resource Development Corp.*	$3,449,628

		15,133,986

	Food & Staples Retailing - 1.1%
58,670	Casey’s General Stores, Inc.	6,721,822
93,434	PriceSmart, Inc.	7,829,769

		14,551,591

	Food, Beverage & Tobacco - 1.8%
10,314	Boston Beer Co., Inc. Class A*	1,836,408
23,474	Fresh Del Monte Produce, Inc.	1,044,828
462,545	Hostess Brands, Inc.*	5,333,144
18,923	National Beverage Corp.	1,852,562
77,812	Pilgrim’s Pride Corp.*	2,472,865
51,392	Post Holdings, Inc.*	4,261,938
10,722	Sanderson Farms, Inc.	1,603,689
81,626	TreeHouse Foods, Inc.*	5,418,334

		23,823,768

	Health Care Equipment & Services - 9.5%
149,603	Anika Therapeutics, Inc.*	8,172,812
231,034	AtriCure, Inc.*	4,953,369
10,668	Atrion Corp.	7,015,810
204,524	Cardiovascular Systems, Inc.*	4,922,893
16,139	Chemed Corp.	3,605,937
302,747	Globus Medical, Inc. Class A*	9,648,547
24,440	HealthEquity, Inc.*	1,227,377
206,824	HMS Holdings Corp.*	3,979,294
54,931	ICU Medical, Inc.*	10,497,314
14,859	Inogen, Inc.*	1,470,001
142,880	Integra LifeSciences Holdings Corp.*	6,683,926
47,432	Lantheus Holdings, Inc.*	943,897
10,803	LHC Group, Inc.*	721,748
6,234	Magellan Health, Inc.*	531,760
39,256	Masimo Corp.*	3,445,107
116,882	Medidata Solutions, Inc.*	8,793,033
17,920	Molina Healthcare, Inc.*	1,215,514
293,784	Natus Medical, Inc.*	12,456,442
186,068	Omnicell, Inc.*	9,266,186
39,085	OraSure Technologies, Inc.*	771,929
161,914	Orthofix International N.V.*	8,699,639
62,805	Quality Systems, Inc.*	883,666
11,638	Quidel Corp.*	476,576
57,050	Triple-S Management Corp. Class B*	1,369,770
71,491	U.S. Physical Therapy, Inc.	4,857,813
41,911	WellCare Health Plans, Inc.*	8,287,481

		124,897,841

	Household & Personal Products - 0.3%
26,470	Medifast, Inc.	1,651,728
28,702	USANA Health Sciences, Inc.*	1,885,721

		3,537,449

	Insurance - 1.0%
91,543	Ambac Financial Group, Inc.*	1,490,320
45,184	American Equity Investment Life Holding Co.	1,333,380
47,625	Greenlight Capital Re Ltd. Class A*	1,050,131
24,985	Health Insurance Innovations, Inc. Class A*	537,178
145,300	James River Group Holdings Ltd.	6,149,096
143,022	Maiden Holdings Ltd.	1,179,932
50,191	Universal Insurance Holdings, Inc.	1,197,055

		12,937,092

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Materials - 4.0%
162,883	Boise Cascade Co.*	$5,774,202
28,014	Chemours Co.	1,585,872
65,300	Cleveland-Cliffs, Inc.*	389,188
503,816	Graphic Packaging Holding Co.	7,804,110
19,546	Ingevity Corp.*	1,392,262
13,238	KMG Chemicals, Inc.	729,811
17,979	Koppers Holdings, Inc.*	872,880
19,019	Kronos Worldwide, Inc.	500,390
340,460	Louisiana-Pacific Corp.*	9,253,703
460,537	OMNOVA Solutions, Inc.*	5,088,934
250,255	PolyOne Corp.	11,529,248
17,873	Stepan Co.	1,427,338
204,096	Summit Materials, Inc. Class A*	6,408,614

		52,756,552

	Media - 0.1%
11,279	MSG Networks, Inc. Class A*	195,691
36,575	New York Times Co. Class A	698,582

		894,273

	Pharmaceuticals, Biotechnology & Life Sciences - 12.7%
127,077	Abeona Therapeutics, Inc.*	2,281,032
97,172	Aerie Pharmaceuticals, Inc.*	6,000,371
39,193	Agios Pharmaceuticals, Inc.*	2,518,934
75,906	Akebia Therapeutics, Inc.*	1,377,694
579,275	Amicus Therapeutics, Inc.*	8,248,876
354,370	Aratana Therapeutics, Inc.*	2,030,540
113,700	Arena Pharmaceuticals, Inc.*	3,187,011
78,579	Axovant Sciences Ltd.*	411,754
27,192	BioSpecifics Technologies Corp.*	1,244,578
54,204	Bluebird Bio, Inc.*	7,539,776
115,092	Blueprint Medicines Corp.*	7,644,411
229,888	Calithera Biosciences, Inc.*	3,701,197
15,027	Cambrex Corp.*	649,918
246,586	Catalent, Inc.*	10,502,098
164,204	Coherus Biosciences, Inc.*	1,847,295
111,736	Corcept Therapeutics, Inc.*	2,200,082
339,922	Cytokinetics, Inc.*	4,639,935
183,044	Dermira, Inc.*	4,900,088
12,376	Eagle Pharmaceuticals, Inc.*	665,210
17,345	Editas Medicine, Inc.*	430,156
20,736	Emergent BioSolutions, Inc.*	849,969
11,629	Esperion Therapeutics, Inc.*	531,911
37,593	Exact Sciences Corp.*	2,067,239
88,318	Exelixis, Inc.*	2,189,403
22,616	FibroGen, Inc.*	1,263,104
148,696	Five Prime Therapeutics, Inc.*	6,670,503
158,430	Flexion Therapeutics, Inc.*	3,487,044
98,009	GlycoMimetics, Inc.*	1,127,104
154,796	ImmunoGen, Inc.*	897,817
87,478	Immunomedics, Inc.*	937,764
113,074	INC Research Holdings, Inc. Class A*	6,462,179
173,924	Innoviva, Inc.*	2,128,830
267,995	Intersect ENT, Inc.*	7,946,052
117,729	Ionis Pharmaceuticals, Inc.*	6,723,503
147,290	Ironwood Pharmaceuticals, Inc.*	2,265,320
90,979	Jounce Therapeutics, Inc.*	1,273,706
27,169	Kala Pharmaceuticals, Inc.*	436,334
4,919	Ligand Pharmaceuticals, Inc.*	714,977
80,461	Loxo Oncology, Inc.*	6,932,520
46,671	Luminex Corp.	996,426

The accompanying notes are an integral part of these financial statements.

93

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.7% - (continued)
125,768	Medicines Co.*	$3,614,572
178,980	MiMedx Group, Inc.*	2,269,466
77,999	Momenta Pharmaceuticals, Inc.*	1,099,786
12,474	MyoKardia, Inc.*	479,625
246,164	NanoString Technologies, Inc.*	2,451,793
104,503	Neurocrine Biosciences, Inc.*	6,490,681
195,247	Otonomy, Inc.*	580,860
525,265	PDL BioPharma, Inc.*	1,554,784
157,356	Portola Pharmaceuticals, Inc.*	7,774,960
42,654	PRA Health Sciences, Inc.*	3,473,315
4,550	Puma Biotechnology, Inc.*	579,215
383,400	Rigel Pharmaceuticals, Inc.*	1,437,750
5,454	Sage Therapeutics, Inc.*	345,129
34,434	Sucampo Pharmaceuticals, Inc. Class A*	344,340
60,154	Supernus Pharmaceuticals, Inc.*	2,502,406
104,602	Ultragenyx Pharmaceutical, Inc.*	4,821,106

		167,742,449

	Real Estate - 3.1%
136,654	CareTrust, Inc. REIT	2,582,760
39,244	Coresite Realty Corp. REIT	4,346,273
148,017	Corporate Office Properties Trust REIT	4,726,183
8,722	Geo Group, Inc. REIT	226,336
232,319	HFF, Inc. Class A, REIT	10,189,511
210,220	LaSalle Hotel Properties REIT	5,930,306
66,138	Physicians Realty Trust REIT	1,149,478
38,667	Potlatch Corp. REIT	2,002,951
82,806	RLJ Lodging Trust REIT	1,793,578
14,503	STAG Industrial, Inc. REIT	395,932
419,959	Sunstone Hotel Investors, Inc. REIT	6,853,731
98,302	Washington Prime Group, Inc. REIT	769,705

		40,966,744

	Retailing - 3.2%
14,009	Big Lots, Inc.	718,802
52,143	Buckle, Inc.	857,752
60,217	Burlington Stores, Inc.*	5,653,774
177,733	Caleres, Inc.	4,857,443
21,655	Cato Corp. Class A	278,483
15,800	Children’s Place, Inc.	1,719,040
199,273	Core-Mark Holding Co., Inc.	6,787,238
172,888	Five Below, Inc.*	9,552,062
91,781	Francescas Holdings Corp.*	593,823
249,345	Michaels Cos., Inc.*	4,842,280
24,434	Nutrisystem, Inc.	1,220,478
46,035	PetMed Express, Inc.	1,627,798
8,606	RH*	773,852
16,916	Shutterfly, Inc.*	722,313
20,354	Wayfair, Inc. Class A*	1,422,745

		41,627,883

	Semiconductors & Semiconductor Equipment - 5.0%
39,275	Advanced Energy Industries, Inc.*	3,327,378
8,256	Ambarella, Inc.*	465,969
123,786	Amkor Technology, Inc.*	1,432,204
173,040	Axcelis Technologies, Inc.*	5,693,016
13,822	Brooks Automation, Inc.	475,338
3,046	Cabot Microelectronics Corp.	294,457
33,924	Cirrus Logic, Inc.*	1,899,744
176,145	Cohu, Inc.	4,544,541
305,769	Entegris, Inc.	10,013,935

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Semiconductors & Semiconductor Equipment - 5.0% - (continued)
286,789	Integrated Device Technology, Inc.*	$8,910,534
101,364	Kulicke & Soffa Industries, Inc.*	2,295,895
168,705	MACOM Technology Solutions Holdings, Inc.*	6,896,660
199,038	MaxLinear, Inc.*	4,870,460
123,829	MKS Instruments, Inc.	13,454,021
19,798	Rudolph Technologies, Inc.*	549,394
40,344	Ultra Clean Holdings, Inc.*	1,029,579

		66,153,125

	Software & Services - 15.3%
108,987	Aspen Technology, Inc.*	7,031,841
102,196	Blackbaud, Inc.	10,352,455
260,648	Blackhawk Network Holdings, Inc.*	8,849,000
42,265	Blucora, Inc.*	917,150
51,734	CACI International, Inc. Class A*	7,436,762
343,957	Cloudera, Inc.*	5,204,069
29,986	CommVault Systems, Inc.*	1,560,771
13,935	CSG Systems International, Inc.	590,008
133,170	EPAM Systems, Inc.*	12,138,445
89,129	Everi Holdings, Inc.*	738,879
48,387	EVERTEC, Inc.	725,805
113,836	Exlservice Holdings, Inc.*	7,105,643
58,666	Fair Isaac Corp.	8,515,957
247,595	Five9, Inc.*	6,246,822
9,500	ForeScout Technologies, Inc.*	245,575
98,316	Globant S.A.*	3,708,480
168,238	GrubHub, Inc.*	10,265,883
90,830	Guidewire Software, Inc.*	7,264,583
30,113	Hortonworks, Inc.*	497,166
109,213	HubSpot, Inc.*	9,452,385
93,499	j2 Global, Inc.	6,932,016
76,152	LogMeIn, Inc.	9,218,200
55,442	Manhattan Associates, Inc.*	2,320,802
138,466	MAXIMUS, Inc.	9,198,296
15,412	New Relic, Inc.*	791,098
88,493	NIC, Inc.	1,504,381
108,000	Okta, Inc.*	3,123,360
39,548	Paycom Software, Inc.*	3,250,846
125,949	Pegasystems, Inc.	7,342,827
61,073	Progress Software Corp.	2,585,220
14,912	Proofpoint, Inc.*	1,378,018
102,140	PTC, Inc.*	6,787,203
80,294	Q2 Holdings, Inc.*	3,416,510
20,985	RingCentral, Inc. Class A*	884,518
75,965	Science Applications International Corp.	5,571,273
40,140	Shutterstock, Inc.*	1,565,059
11,034	Stamps.com, Inc.*	2,476,030
52,116	Sykes Enterprises, Inc.*	1,508,237
19,699	TeleTech Holdings, Inc.	820,463
10,795	Trade Desk, Inc. Class A*	711,606
4,435	Tucows, Inc. Class A*	259,226
28,112	Tyler Technologies, Inc.*	4,983,976
75,747	WEX, Inc.*	9,361,572
24,121	Wix.com Ltd.*	1,683,646
179,062	Zendesk, Inc.*	5,550,922

		202,072,984

	Technology Hardware & Equipment - 4.6%
93,858	Acacia Communications, Inc.*	3,971,132
5,754	Applied Optoelectronics, Inc.*	234,418

The accompanying notes are an integral part of these financial statements.

94

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.3% - (continued)
	Technology Hardware & Equipment - 4.6% - (continued)
270,195	Ciena Corp.*	$5,747,048
38,837	Control4 Corp.*	1,143,750
113,786	ePlus, Inc.*	10,877,941
149,711	Extreme Networks, Inc.*	1,796,532
146,128	Fabrinet*	5,433,039
14,485	InterDigital, Inc.	1,062,475
143,342	Itron, Inc.*	11,202,177
56,836	KEMET Corp.*	1,460,117
25,474	Methode Electronics, Inc.	1,194,730
86,110	Rogers Corp.*	13,095,609
29,917	Sanmina Corp.*	979,034
129,404	Vishay Intertechnology, Inc.	2,879,239

		61,077,241

	Telecommunication Services - 0.6%
38,542	IDT Corp. Class B	507,983
320,823	ORBCOMM, Inc.*	3,628,508
525,066	Vonage Holdings Corp.*	4,268,787

		8,405,278

	Transportation - 2.0%
1,794	Allegiant Travel Co.	244,702
93,922	Genesee & Wyoming, Inc. Class A*	6,741,721
43,000	Hawaiian Holdings, Inc.*	1,440,500
297,570	Knight-Swift Transportation Holdings, Inc.*	12,334,277
262,691	Marten Transport Ltd.	5,161,878
12,145	Saia, Inc.*	786,996

		26,710,074

	Total Common Stocks (cost $1,035,297,427)	$1,270,396,272

EXCHANGE-TRADED FUNDS - 2.7%
	Other Investment Pools & Funds - 2.7%
195,531	iShares Russell 2000 Growth ETF	$35,508,429

	Total Exchange-Traded Funds (cost $32,855,912)	$35,508,429

WARRANTS - 0.0%
	Diversified Financials - 0.0%
1,613	Emergent Capital, Inc. Expires 4/11/19*(1)(2)	$—

	Total Warrants (cost $—)	$—

	Total Long-Term Investments (cost $1,068,153,339)	$1,305,904,701

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 0.6%
	Other Investment Pools & Funds - 0.6%
3,013,102	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(3)	$3,013,102
5,348,953	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(3)	5,348,953

		8,362,055

Total Short-Term Investments (cost $8,362,055)		$8,362,055

Total Investments (cost $1,076,515,394)	99.6%	$1,314,266,756
Other Assets and Liabilities	0.4%	4,956,041

Total Net Assets	100.0%	$1,319,222,797

The accompanying notes are an integral part of these financial statements.

95

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

96

The Hartford Small Cap Growth Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$24,612,274	$24,612,274	$—	$—
Banks	43,880,708	43,880,708	—	—
Capital Goods	130,097,486	130,097,486	—	—
Commercial & Professional Services	69,136,449	69,136,449	—	—
Consumer Durables & Apparel	55,142,035	55,142,035	—	—
Consumer Services	61,288,050	61,288,050	—	—
Diversified Financials	22,950,940	22,950,940	—	—
Energy	15,133,986	15,133,986	—	—
Food & Staples Retailing	14,551,591	14,551,591	—	—
Food, Beverage & Tobacco	23,823,768	23,823,768	—	—
Health Care Equipment & Services	124,897,841	124,897,841	—	—
Household & Personal Products	3,537,449	3,537,449	—	—
Insurance	12,937,092	12,937,092	—	—
Materials	52,756,552	52,756,552	—	—
Media	894,273	894,273	—	—
Pharmaceuticals, Biotechnology & Life Sciences	167,742,449	167,742,449	—	—
Real Estate	40,966,744	40,966,744	—	—
Retailing	41,627,883	41,627,883	—	—
Semiconductors & Semiconductor Equipment	66,153,125	66,153,125	—	—
Software & Services	202,072,984	202,072,984	—	—
Technology Hardware & Equipment	61,077,241	61,077,241	—	—
Telecommunication Services	8,405,278	8,405,278	—	—
Transportation	26,710,074	26,710,074	—	—
Exchange-Traded Funds	35,508,429	35,508,429	—	—
Warrants	—	—	—	—
Short-Term Investments	8,362,055	8,362,055	—	—

Total	$1,314,266,756	$1,314,266,756	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

97

The Hartford Small Company Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8%
	Automobiles & Components - 0.1%
3,201	Cooper Tire & Rubber Co.	$104,993
3,742	Tenneco, Inc.	217,448
1,240	Visteon Corp.*	156,289

		478,730

	Banks - 6.8%
2,173	FCB Financial Holdings, Inc. Class A*	101,479
3,022	First Busey Corp.	94,045
2,902	First Hawaiian, Inc.	84,855
142,749	FNB Corp.	1,925,684
2,626	Great Western Bancorp, Inc.	106,589
1,902	IBERIABANK Corp.	140,273
144,777	MB Financial, Inc.	6,651,055
505,433	MGIC Investment Corp.*	7,227,692
359,579	Sterling Bancorp	9,007,454
121,828	Western Alliance Bancorp*	6,798,002

		32,137,128

	Capital Goods - 9.0%
4,447	AAON, Inc.	155,645
130,782	Altra Industrial Motion Corp.	6,264,458
1,794	American Woodmark Corp.*	173,301
2,739	Armstrong World Industries, Inc.*	139,963
2,680	AZZ, Inc.	128,104
123,641	Beacon Roofing Supply, Inc.*	6,850,948
1,407	Esterline Technologies Corp.*	133,454
3,993	Generac Holdings, Inc.*	207,996
1,769	HEICO Corp. Class A	134,621
3,505	ITT, Inc.	163,473
223,300	JELD-WEN Holding, Inc.*	8,235,304
114,533	Kaman Corp.	6,406,976
5,514	Milacron Holdings Corp.*	98,976
56,949	Regal-Beloit Corp.	4,621,411
316,094	Rexnord Corp.*	8,066,719
1,908	SiteOne Landscape Supply, Inc.*	121,177
1,419	Teledyne Technologies, Inc.*	241,173
3,955	Welbilt, Inc.*	87,247

		42,230,946

	Commercial & Professional Services - 2.5%
3,980	Advanced Disposal Services, Inc.*	99,182
92,723	Brink’s Co.	7,056,220
2,377	Deluxe Corp.	165,558
2,547	Exponent, Inc.	188,096
2,008	GP Strategies Corp.*	58,332
2,267	Huron Consulting Group, Inc.*	82,972
9,400	National Vision Holdings, Inc.*	270,720
3,189	On Assignment, Inc.*	195,231
2,312	Viad Corp.	134,212
58,462	WageWorks, Inc.*	3,726,952

		11,977,475

	Consumer Durables & Apparel - 5.7%
80,010	Carter’s, Inc.	7,739,368
98,919	Nautilus, Inc.*	1,285,947
86,425	Oxford Industries, Inc.	5,583,055
127,351	Skechers USA, Inc. Class A*	4,065,044
5,321	Steven Madden Ltd.*	207,519
3,885	TopBuild Corp.*	256,371
76,826	TRI Pointe Group, Inc.*	1,359,052
225,641	Wolverine World Wide, Inc.	6,159,999

		26,656,355

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Consumer Services - 6.6%
4,805	Bloomin’ Brands, Inc.	$85,433
137,519	Boyd Gaming Corp.	4,019,680
22,996	Dave & Buster’s Entertainment, Inc.*	1,108,407
580,284	DraftKings, Inc.*(1)(2)(3)(4)	899,440
3,384	Dunkin’ Brands Group, Inc.	199,893
7,851	La Quinta Holdings, Inc.*	138,335
60,607	Marriott Vacations Worldwide Corp.	7,977,093
2,329	Papa John’s International, Inc.	158,488
400,643	Planet Fitness, Inc. Class A	10,673,130
175,758	Wingstop, Inc.	5,952,924

		31,212,823

	Diversified Financials - 0.1%
2,109	Evercore, Inc. Class A	168,931
3,864	Financial Engines, Inc.	139,490
1,450	OneMain Holdings, Inc.*	46,067

		354,488

	Energy - 1.6%
363,404	Centennial Resource Development, Inc. Class A*	7,060,940
2,190	PDC Energy, Inc.*	111,536
6,100	ProPetro Holding Corp.*	92,903
5,783	WildHorse Resource Development Corp.*	75,237

		7,340,616

	Food & Staples Retailing - 1.3%
1,225	Casey’s General Stores, Inc.	140,348
212,514	Performance Food Group Co.*	6,014,146
1,950	PriceSmart, Inc.	163,410

		6,317,904

	Food, Beverage & Tobacco - 3.2%
310,825	Blue Buffalo Pet Products, Inc.*	8,992,167
80,991	Calavo Growers, Inc.	5,969,037
9,835	Hostess Brands, Inc.*	113,398
1,121	Post Holdings, Inc.*	92,964
1,761	TreeHouse Foods, Inc.*	116,895

		15,284,461

	Health Care Equipment & Services - 6.7%
20,908	Align Technology, Inc.*	4,996,594
2,886	Anika Therapeutics, Inc.*	157,662
5,059	AtriCure, Inc.*	108,465
223	Atrion Corp.	146,656
4,413	Cardiovascular Systems, Inc.*	106,221
40,047	DexCom, Inc.*	1,800,914
5,156	Globus Medical, Inc. Class A*	164,322
60,729	HealthEquity, Inc.*	3,049,810
4,529	HMS Holdings Corp.*	87,138
1,155	ICU Medical, Inc.*	220,721
235,089	Insulet Corp.*	13,825,584
2,982	Integra LifeSciences Holdings Corp.*	139,498
2,162	Medidata Solutions, Inc.*	162,647
6,019	Natus Medical, Inc.*	255,206
3,883	Omnicell, Inc.*	193,373
294,315	OraSure Technologies, Inc.*	5,812,721
3,380	Orthofix International N.V.*	181,607
1,559	U.S. Physical Therapy, Inc.	105,934
674	WellCare Health Plans, Inc.*	133,277

		31,648,350

The accompanying notes are an integral part of these financial statements.

98

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Insurance - 0.0%
3,135	James River Group Holdings Ltd.	$132,673

	Materials - 3.2%
3,515	Boise Cascade Co.*	124,607
77,961	Carpenter Technology Corp.	3,881,678
112,500	Ferro Corp.*	2,679,750
10,512	Graphic Packaging Holding Co.	162,831
22,719	Ingevity Corp.*	1,618,274
5,316	Louisiana-Pacific Corp.*	144,489
10,141	OMNOVA Solutions, Inc.*	112,058
535,858	Platform Specialty Products Corp.*	5,733,681
5,132	PolyOne Corp.	236,431
4,309	Summit Materials, Inc. Class A*	135,303

		14,829,102

	Pharmaceuticals, Biotechnology & Life Sciences - 12.0%
2,649	Abeona Therapeutics, Inc.*	47,550
84,738	Aerie Pharmaceuticals, Inc.*	5,232,571
1,088	Agios Pharmaceuticals, Inc.*	69,926
130,259	Amicus Therapeutics, Inc.*	1,854,888
8,258	Aratana Therapeutics, Inc.*	47,318
2,600	Arena Pharmaceuticals, Inc.*	72,878
20,661	Bluebird Bio, Inc.*	2,873,945
56,212	Blueprint Medicines Corp.*	3,733,601
3,800	Calithera Biosciences, Inc.*	61,180
4,904	Catalent, Inc.*	208,861
3,765	Coherus Biosciences, Inc.*	42,356
4,821	Cytokinetics, Inc.*	65,807
79,001	Dermira, Inc.*	2,114,857
160,981	Exact Sciences Corp.*	8,852,345
31,733	Five Prime Therapeutics, Inc.*	1,423,542
3,455	Flexion Therapeutics, Inc.*	76,045
51,119	Galapagos N.V. ADR*	4,983,080
133,648	Global Blood Therapeutics, Inc.*	5,319,190
2,135	GlycoMimetics, Inc.*	24,553
2,360	INC Research Holdings, Inc. Class A*	134,874
5,843	Intersect ENT, Inc.*	173,245
46,838	Ionis Pharmaceuticals, Inc.*	2,674,918
172,176	Ironwood Pharmaceuticals, Inc.*	2,648,067
2,145	Jounce Therapeutics, Inc.*	30,030
1,206	Kala Pharmaceuticals, Inc.*	19,368
1,599	Loxo Oncology, Inc.*	137,770
3,184	Medicines Co.*	91,508
106,663	MiMedx Group, Inc.*	1,352,487
5,362	NanoString Technologies, Inc.*	53,406
56,181	Neurocrine Biosciences, Inc.*	3,489,402
5,930	Otonomy, Inc.*	17,642
63,594	Portola Pharmaceuticals, Inc.*	3,142,180
45,224	PRA Health Sciences, Inc.*	3,682,590
8,400	Rigel Pharmaceuticals, Inc.*	31,500
15,762	TESARO, Inc.*	1,824,767
2,183	Ultragenyx Pharmaceutical, Inc.*	100,614

		56,708,861

	Real Estate - 3.7%
48,718	Coresite Realty Corp. REIT	5,395,519
50,602	Corporate Office Properties Trust REIT	1,615,722
4,849	HFF, Inc. Class A, REIT	212,677
345,821	Kennedy-Wilson Holdings, Inc. REIT	6,726,219
118,620	LaSalle Hotel Properties REIT	3,346,270
8,976	Sunstone Hotel Investors, Inc. REIT	146,488

		17,442,895

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Retailing - 1.5%
3,136,600	Allstar Co.*(1)(2)(3)(4)	$3
1,158	Burlington Stores, Inc.*	108,725
3,882	Caleres, Inc.	106,095
4,161	Core-Mark Holding Co., Inc.	141,724
2,972	Five Below, Inc.*	164,203
5,101	Michaels Cos., Inc.*	99,061
26,907	Tory Burch LLC(1)(2)(3)(4)	1,191,193
76,114	Wayfair, Inc. Class A*	5,320,368

		7,131,372

	Semiconductors & Semiconductor Equipment - 5.4%
29,351	Axcelis Technologies, Inc.*	965,648
94,039	Cavium, Inc.*	6,487,750
3,814	Cohu, Inc.	98,401
5,624	Entegris, Inc.	184,186
5,986	Integrated Device Technology, Inc.*	185,985
89,342	MACOM Technology Solutions Holdings, Inc.*	3,652,301
4,327	MaxLinear, Inc.*	105,882
1,815	MKS Instruments, Inc.	197,200
410,712	Tower Semiconductor Ltd.*	13,578,139

		25,455,492

	Software & Services - 20.1%
151,642	2U, Inc.*	9,648,981
2,275	Aspen Technology, Inc.*	146,783
2,133	Blackbaud, Inc.	216,073
67,383	Blackhawk Network Holdings, Inc.*	2,287,653
1,080	CACI International, Inc. Class A*	155,250
130,865	Cloudera, Inc.*	1,979,988
30,752	CoStar Group, Inc.*	9,094,904
59,747	EPAM Systems, Inc.*	5,445,939
2,377	Exlservice Holdings, Inc.*	148,372
50,200	Fair Isaac Corp.	7,287,032
5,336	Five9, Inc.*	134,627
4,200	ForeScout Technologies, Inc.*	108,570
2,051	Globant S.A.*	77,364
146,999	GoDaddy, Inc. Class A*	6,864,853
25,461	GrubHub, Inc.*	1,553,630
66,730	Guidewire Software, Inc.*	5,337,066
84,042	HubSpot, Inc.*	7,273,835
2,000	j2 Global, Inc.	148,280
1,566	LogMeIn, Inc.	189,564
1,812	MAXIMUS, Inc.	120,371
225,028	Mimecast Ltd.*	7,153,640
94,550	Okta, Inc.*	2,734,386
154,759	Paylocity Holding Corp.*	8,265,678
2,628	Pegasystems, Inc.	153,212
34,251	Proofpoint, Inc.*	3,165,135
2,151	PTC, Inc.*	142,934
1,842	Q2 Holdings, Inc.*	78,377
140,206	Quotient Technology, Inc.*	2,194,224
1,500	Science Applications International Corp.	110,010
73,573	Trade Desk, Inc. Class A*	4,849,932
587	Tyler Technologies, Inc.*	104,069
98,033	Veracode, Inc. Escrow(1)(2)(3)(4)	394,093
1,582	WEX, Inc.*	195,519
3,738	Zendesk, Inc.*	115,878
88,052	Zillow Group, Inc. Class C*	3,634,787
871,617	Zynga, Inc. Class A*	3,399,306

		94,910,315

The accompanying notes are an integral part of these financial statements.

99

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.8% - (continued)
	Technology Hardware & Equipment - 5.9%
2,110	Acacia Communications, Inc.*	$89,274
26,621	Arista Networks, Inc.*	5,321,272
5,640	Ciena Corp.*	119,963
2,375	ePlus, Inc.*	227,050
3,195	Fabrinet*	118,790
122,044	II-VI, Inc.*	5,516,389
64,187	Itron, Inc.*	5,016,214
1,703	Rogers Corp.*	258,992
95,034	Zebra Technologies Corp. Class A*	11,022,993

		27,690,937

	Telecommunication Services - 0.0%
7,341	ORBCOMM, Inc.*	83,027
10,663	Vonage Holdings Corp.*	86,690

		169,717

	Transportation - 2.4%
1,961	Genesee & Wyoming, Inc. Class A*	140,761
233,469	JetBlue Airways Corp.*	4,470,931
161,363	Knight-Swift Transportation Holdings, Inc.*	6,688,496
5,729	Marten Transport Ltd.	112,575

		11,412,763

	Total Common Stocks (cost $378,170,985)	$461,523,403

PREFERRED STOCKS - 1.7%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.1%
92,973	Sancilio & Co., Inc.*(1)(2)(3)(4)	$303,092

	Retailing - 0.3%
47,489	Honest Co.*(1)(2)(3)(4)	1,679,686

	Software & Services - 1.3%
263,189	MarkLogic Corp. Series F*(1)(2)(3)(4)	2,605,571
658,164	Zuora, Inc. Series F*(1)(2)(3)(4)	3,382,963

		5,988,534

	Total Preferred Stocks (cost $8,022,087)	$7,971,312

	Total Long-Term Investments (cost $386,193,072)	$469,494,715

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
1,098,263	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$1,098,263

	Total Short-Term Investments (cost $1,098,263)	$1,098,263

Total Investments (cost $387,291,335)	99.7%	$470,592,978
Other Assets and Liabilities	0.3%	1,398,438

Total Net Assets	100.0%	$471,991,416

The accompanying notes are an integral part of these financial statements.

100

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $10,456,041, which represented 2.2% of total net assets.

(3)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $10,456,041, which represented 2.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $10,456,041, which represents 2.2% of total net assets.

(5)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

101

The Hartford Small Company Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$478,730	$478,730	$—	$—
Banks	32,137,128	32,137,128	—	—
Capital Goods	42,230,946	42,230,946	—	—
Commercial & Professional Services	11,977,475	11,977,475	—	—
Consumer Durables & Apparel	26,656,355	26,656,355	—	—
Consumer Services	31,212,823	30,313,383	—	899,440
Diversified Financials	354,488	354,488	—	—
Energy	7,340,616	7,340,616	—	—
Food & Staples Retailing	6,317,904	6,317,904	—	—
Food, Beverage & Tobacco	15,284,461	15,284,461	—	—
Health Care Equipment & Services	31,648,350	31,648,350	—	—
Insurance	132,673	132,673	—	—
Materials	14,829,102	14,829,102	—	—
Pharmaceuticals, Biotechnology & Life Sciences	56,708,861	56,708,861	—	—
Real Estate	17,442,895	17,442,895	—	—
Retailing	7,131,372	5,940,176	—	1,191,196
Semiconductors & Semiconductor Equipment	25,455,492	25,455,492	—	—
Software & Services	94,910,315	94,516,222	—	394,093
Technology Hardware & Equipment	27,690,937	27,690,937	—	—
Telecommunication Services	169,717	169,717	—	—
Transportation	11,412,763	11,412,763	—	—
Preferred Stocks	7,971,312	—	—	7,971,312
Short-Term Investments	1,098,263	1,098,263	—	—

Total	$470,592,978	$460,136,937	$—	$10,456,041

(1)	For the year ended October 31, 2017, investments valued at $4,756,490 were transferred from Level 3 to Level 1 due to the expiration of trading restrictions and there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended October 31, 2017:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$8,251,997	$21,156,370	$29,408,367
Conversions*	1,543,426	(1,543,426)
Purchases	—	291,935	291,935
Sales	(3,724,427)	(8,991,220)	(12,715,647)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	(627,204)	3,894,642	3,267,438
Net change in unrealized appreciation/depreciation	(2,959,063)	(2,080,499)	(5,039,562)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(4,756,490)	(4,756,490)

Ending balance	$2,484,729	$7,971,312	$10,456,041

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at October 31, 2017 was $(1,859,101).

*	Private equity securities participated in an initial public offering and are now trading as common stock securities.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

The Hartford Value Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2%
	Automobiles & Components - 1.3%
72,430	General Motors Co.	$3,113,041

	Banks - 10.7%
112,537	Citigroup, Inc.	8,271,470
12,937	M&T Bank Corp.	2,157,503
48,931	PNC Financial Services Group, Inc.	6,693,272
148,430	Wells Fargo & Co.	8,332,860

		25,455,105

	Capital Goods - 2.0%
26,868	Eaton Corp. plc	2,149,977
202,600	Sanwa Holdings Corp.	2,540,663

		4,690,640

	Commercial & Professional Services - 3.1%
23,100	Clean Harbors, Inc.*	1,236,081
11,800	Dun & Bradstreet Corp.	1,378,594
69,626	Herman Miller, Inc.	2,339,433
174,436	Steelcase, Inc. Class A	2,538,044

		7,492,152

	Consumer Durables & Apparel - 1.5%
52,000	Tapestry, Inc.	2,129,400
21,039	VF Corp.	1,465,366

		3,594,766

	Consumer Services - 1.4%
54,098	Las Vegas Sands Corp.	3,428,731

	Energy - 10.1%
57,306	Anadarko Petroleum Corp.	2,829,197
67,312	Canadian Natural Resources Ltd.	2,349,189
23,600	Cimarex Energy Co.	2,759,548
18,126	Diamondback Energy, Inc.*	1,942,382
75,181	Halliburton Co.	3,213,236
25,409	Helmerich & Payne, Inc.	1,379,963
32,400	Hess Corp.	1,430,784
73,724	HollyFrontier Corp.	2,724,102
154,600	Laredo Petroleum, Inc.*	1,842,832
86,072	Marathon Oil Corp.	1,223,944
11,513	Pioneer Natural Resources Co.	1,723,150
127,818	Southwestern Energy Co.*	709,390

		24,127,717

	Food & Staples Retailing - 2.8%
171,302	Kroger Co.	3,545,951
46,600	Walgreens Boots Alliance, Inc.	3,088,182

		6,634,133

	Food, Beverage & Tobacco - 3.6%
67,898	British American Tobacco plc	4,386,878
35,700	Campbell Soup Co.	1,691,109
78,800	Hostess Brands, Inc.*	908,564
128,400	Simply Good Foods Co.*	1,479,168

		8,465,719

	Health Care Equipment & Services - 3.6%
24,800	AMN Healthcare Services, Inc.*	1,088,720
49,137	Envision Healthcare Corp.*	2,093,236
26,599	McKesson Corp.	3,667,470
18,997	STERIS plc	1,772,990

		8,622,416

	Household & Personal Products - 1.0%
159,752	Coty, Inc. Class A	2,460,181

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Insurance - 12.8%
73,365	American International Group, Inc.	$4,740,113
79,189	Arthur J Gallagher & Co.	5,015,039
15,916	Brighthouse Financial, Inc.*	989,657
170,479	MetLife, Inc.	9,134,265
26,280	Principal Financial Group, Inc.	1,730,538
24,800	RenaissanceRe Holdings Ltd.	3,431,328
25,811	Unum Group	1,343,205
104,105	XL Group Ltd.	4,213,129

		30,597,274

	Materials - 5.7%
38,784	Celanese Corp. Series A	4,045,559
65,367	CRH plc	2,457,692
18,971	PPG Industries, Inc.	2,205,189
57,476	Reliance Steel & Aluminum Co.	4,416,456
10,646	Southern Copper Corp.	457,246

		13,582,142

	Media - 0.6%
83,673	SES S.A.	1,360,856

	Pharmaceuticals, Biotechnology & Life Sciences - 6.8%
46,500	Alder Biopharmaceuticals, Inc.*	523,125
15,081	Allergan plc	2,672,806
7,099	Biogen, Inc.*	2,212,474
65,533	Bristol-Myers Squibb Co.	4,040,765
17,879	Eli Lilly & Co.	1,465,005
108,809	Mylan N.V.*	3,885,570
3,278	Regeneron Pharmaceuticals, Inc.*	1,319,788

		16,119,533

	Real Estate - 7.0%
17,937	American Tower Corp. REIT	2,577,009
92,245	Columbia Property Trust, Inc. REIT	2,036,769
39,700	Education Realty Trust, Inc. REIT	1,385,530
191,514	Host Hotels & Resorts, Inc. REIT	3,746,014
12,616	Simon Property Group, Inc. REIT	1,959,643
162,910	STORE Capital Corp. REIT	4,022,248
20,400	Taubman Centers, Inc. REIT	963,288

		16,690,501

	Retailing - 1.2%
571,800	Allstar Co.*(1)(2)(3)(4)	1
7,900	Expedia, Inc.	984,814
45,300	L Brands, Inc.	1,949,712

		2,934,527

	Semiconductors & Semiconductor Equipment - 4.5%
11,700	KLA-Tencor Corp.	1,274,013
124,767	QUALCOMM, Inc.	6,364,364
46,235	Silicon Motion Technology Corp. ADR	2,238,699
8,386	Skyworks Solutions, Inc.	954,830

		10,831,906

	Software & Services - 2.8%
28,000	Amdocs Ltd.	1,822,800
95,715	Genpact Ltd.	2,914,522
41,500	GoDaddy, Inc. Class A*	1,938,050

		6,675,372

	Technology Hardware & Equipment - 4.1%
43,400	Acacia Communications, Inc.*	1,836,254
63,342	Cisco Systems, Inc.	2,163,129

The accompanying notes are an integral part of these financial statements.

103

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.2% - (continued)
	Technology Hardware & Equipment - 4.1% - (continued)
55,100	Keysight Technologies, Inc.*	$2,461,317
38,309	Western Digital Corp.	3,419,845

		9,880,545

	Telecommunication Services - 2.9%
47,400	Nippon Telegraph & Telephone Corp.	2,291,673
94,321	Verizon Communications, Inc.	4,515,146

		6,806,819

	Transportation - 2.0%
46,312	Genesee & Wyoming, Inc. Class A*	3,324,276
14,034	J.B. Hunt Transport Services, Inc.	1,493,077

		4,817,353

	Utilities - 6.7%
115,089	Exelon Corp.	4,627,729
278,216	Iberdrola S.A.	2,248,265
76,428	OGE Energy Corp.	2,815,608
64,427	PG&E Corp.	3,721,948
21,549	Sempra Energy	2,532,007

		15,945,557

	Total Common Stocks (cost $218,557,774)	$234,326,986

	Total Long-Term Investments (cost $218,557,774)	$234,326,986

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
2,836,567	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(5)	$2,836,567

	Total Short-Term Investments (cost $2,836,567)	$2,836,567

Total Investments (cost $221,394,341)	99.4%	$237,163,553
Other Assets and Liabilities	0.6%	1,327,975

Total Net Assets	100.0%	$238,491,528

The accompanying notes are an integral part of these financial statements.

104

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Security issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $1, which represented 0.0% of total net assets.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited.

At October 31, 2017, the aggregate value of these securities was $1, which represents 0.0% of total net assets.

(4)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $1, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,723,213	USD	2,271,000	EUR	CBK	12/20/17	$69,962	$—
1,973,372	USD	216,470,000	JPY	BCLY	12/20/17	64,595	—

Total						$134,557	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
CBK	Citibank NA

Currency Abbreviations:
EUR	Euro
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

105

The Hartford Value Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$3,113,041	$3,113,041	$—	$—
Banks	25,455,105	25,455,105	—	—
Capital Goods	4,690,640	2,149,977	2,540,663	—
Commercial & Professional Services	7,492,152	7,492,152	—	—
Consumer Durables & Apparel	3,594,766	3,594,766	—	—
Consumer Services	3,428,731	3,428,731	—	—
Energy	24,127,717	24,127,717	—	—
Food & Staples Retailing	6,634,133	6,634,133	—	—
Food, Beverage & Tobacco	8,465,719	4,078,841	4,386,878	—
Health Care Equipment & Services	8,622,416	8,622,416	—	—
Household & Personal Products	2,460,181	2,460,181	—	—
Insurance	30,597,274	30,597,274	—	—
Materials	13,582,142	11,124,450	2,457,692	—
Media	1,360,856	—	1,360,856	—
Pharmaceuticals, Biotechnology & Life Sciences	16,119,533	16,119,533	—	—
Real Estate	16,690,501	16,690,501	—	—
Retailing	2,934,527	2,934,526	—	1
Semiconductors & Semiconductor Equipment	10,831,906	10,831,906	—	—
Software & Services	6,675,372	6,675,372	—	—
Technology Hardware & Equipment	9,880,545	9,880,545	—	—
Telecommunication Services	6,806,819	4,515,146	2,291,673	—
Transportation	4,817,353	4,817,353	—	—
Utilities	15,945,557	13,697,292	2,248,265	—
Short-Term Investments	2,836,567	2,836,567	—	—
Foreign Currency Contracts(2)	134,557	—	134,557	—

Total	$237,298,110	$221,877,525	$15,420,584	$1

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

106

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107

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Assets:
Investments in securities, at market value	$8,217,112,647	$3,191,584,504	$8,379,386,997
Foreign currency	149	—	—
Receivables:
Investment securities sold	76,740,637	329,281	20,711,244
Fund shares sold	2,374,392	5,401,314	6,152,676
Dividends and interest	5,795,732	2,342,545	8,091,465
Tax reclaims	2,288,333	—	948,685
Other assets	77,141	93,066	116,922

Total assets	8,304,389,031	3,199,750,710	8,415,407,989

Liabilities:
Bank overdraft - foreign cash	—	—	—
Payables:
Investment securities purchased	36,229,387	1,222,573	15,287,453
Fund shares redeemed	9,866,439	5,292,251	9,745,241
Investment management fees	4,651,175	942,161	4,307,810
Transfer agent fees	680,202	155,885	428,037
Accounting services fees	135,262	48,301	106,706
Board of Directors’ fees	36,445	12,172	34,470
Distribution fees	2,081,088	449,934	1,207,907
Distributions payable	12	—	—
Accrued expenses	664,830	164,725	389,663

Total liabilities	54,344,840	8,288,002	31,507,287

Net assets	$8,250,044,191	$3,191,462,708	$8,383,900,702

Summary of Net Assets:
Capital stock and paid-in-capital	$6,343,449,259	$2,596,906,321	$5,168,021,414
Undistributed (distributions in excess of) net investment income	46,205,063	26,675,513	14,005,139
Accumulated net realized gain (loss)	1,001,021,035	82,325,414	793,232,498
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	859,368,834	485,555,460	2,408,641,651

Net assets	$8,250,044,191	$3,191,462,708	$8,383,900,702

Shares authorized	1,765,000,000	750,000,000	1,300,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$41.86	$28.53	$27.46

Maximum offering price per share	$44.30	$30.19	$29.06

Shares outstanding	110,222,301	22,142,069	131,813,593

Net Assets	$4,613,983,883	$631,816,975	$3,619,123,306

Class C: Net asset value per share	$33.62	$26.13	$26.62

Shares outstanding	36,916,291	12,127,691	16,904,504

Net Assets	$1,241,267,919	$316,886,343	$449,960,798

Class I: Net asset value per share	$42.04	$28.60	$27.35

Shares outstanding	20,125,767	34,356,037	28,357,107

Net Assets	$846,018,983	$982,686,499	$775,426,920

Class R3: Net asset value per share	$45.39	$28.85	$27.78

Shares outstanding	1,656,708	1,490,697	2,778,271

Net Assets	$75,201,065	$43,004,269	$77,175,007

Class R4: Net asset value per share	$46.69	$29.32	$27.95

Shares outstanding	1,592,959	5,886,545	5,101,163

Net Assets	$74,374,476	$172,583,703	$142,562,854

Class R5: Net asset value per share	$47.54	$28.81	$28.05

Shares outstanding	853,629	6,676,110	4,732,550

Net Assets	$40,581,614	$192,359,356	$132,739,341

The accompanying notes are an integral part of these financial statements.

108

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$4,299,087,766	$4,756,183,187	$1,488,831,013	$10,432,608,749	$672,576,627	$156,332,750	$1,314,266,756
451,390	20	5	—	8	—	—

19,886,807	38,017,392	16,564,036	10,209,093	2,937,131	6,283,629	8,753,086
5,761,920	4,334,976	1,680,485	18,651,179	1,547,488	42,494	2,145,164
3,221,555	1,584,952	948,533	1,060,837	358,524	102,692	102,522
1,905,552	436,145	131,935	—	15,429	—	—
123,089	91,222	71,898	639,375	69,853	59,208	67,421

4,330,438,079	4,800,647,894	1,508,227,905	10,463,169,233	677,505,060	162,820,773	1,325,334,949

—	2,150,512	—	—	—	—	—

11,662,051	42,543,772	211,794	11,336,387	3,217,512	6,464,965	4,055,874
4,046,953	6,124,864	2,022,575	12,774,418	604,362	38,863	971,426
2,256,928	2,788,212	1,114,769	6,164,547	412,485	99,941	776,591
253,785	328,409	150,218	938,351	51,904	9,397	100,521
63,177	83,041	23,649	122,689	10,247	2,399	20,094
17,468	18,023	6,015	33,998	2,534	603	4,745
783,894	772,257	394,396	1,211,068	99,607	20,620	98,232
—	—	—	—	—	—	—
206,069	267,704	112,981	510,884	72,622	24,532	84,669

19,290,325	55,076,794	4,036,397	33,092,342	4,471,273	6,661,320	6,112,152

$4,311,147,754	$4,745,571,100	$1,504,191,508	$10,430,076,891	$673,033,787	$156,159,453	$1,319,222,797

$3,025,934,054	$3,392,400,172	$1,241,254,392	$7,480,764,737	$550,864,959	$119,467,815	$1,022,074,855
4,726,229	(3,981,896)	(1,829,064)	(483,804)	309,256	406,199	—
218,910,579	375,953,591	56,963,595	461,206,182	15,462,354	6,430,967	59,396,580

1,061,576,892	981,199,233	207,802,585	2,488,589,776	106,397,218	29,854,472	237,751,362

$4,311,147,754	$4,745,571,100	$1,504,191,508	$10,430,076,891	$673,033,787	$156,159,453	$1,319,222,797

750,000,000	23,900,000,000	610,000,000	1,110,000,000	610,000,000	1,110,000,000	27,150,000,000

$0.0010	$0.0001	$0.0010	$0.0010	$0.0010	$0.0010	$0.0001

$20.64	$46.20	$34.86	$30.36	$15.62	$14.13	$57.24

$21.84	$48.89	$36.89	$32.13	$16.53	$14.95	$60.57

81,661,040	41,445,991	20,501,775	81,758,166	18,638,273	3,755,471	3,768,801

$1,685,397,912	$1,914,759,956	$714,694,363	$2,482,275,199	$291,082,371	$53,056,705	$215,743,377

$20.53	$31.15	$28.90	$22.67	$13.03	$12.91	$44.29

21,874,557	13,234,114	8,389,546	31,649,300	2,726,999	858,481	824,842

$449,104,094	$412,187,174	$242,420,997	$717,520,666	$35,519,900	$11,080,776	$36,530,681

$20.54	$48.01	$36.43	$31.12	$15.72	$14.15	$58.97

54,111,246	32,201,191	9,654,176	96,285,192	2,756,852	228,013	7,281,974

$1,111,235,359	$1,546,071,914	$351,686,447	$2,996,705,431	$43,341,656	$3,225,488	$429,401,426

$20.66	$46.43	$35.87	$33.64	$16.39	$14.50	$56.89

2,775,481	1,040,628	1,273,228	2,693,002	727,214	49,828	253,608

$57,341,402	$48,315,756	$45,672,800	$90,581,893	$11,922,523	$722,526	$14,427,184

$20.69	$48.52	$37.50	$34.78	$16.68	$14.61	$58.98

3,849,119	1,677,953	957,974	7,569,482	757,847	7,724	1,293,901

$79,631,514	$81,413,500	$35,926,513	$263,236,490	$12,637,284	$112,856	$76,314,885

$20.78	$50.31	$39.03	$35.59	$16.88	$14.63	$61.26

3,996,032	328,531	176,490	10,006,333	678,140	3,033	1,939,150

$83,048,349	$16,529,703	$6,888,296	$356,166,112	$11,444,826	$44,363	$118,793,722

The accompanying notes are an integral part of these financial statements.

109

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Class R6: Net asset value per share	$47.80	$28.93	$28.05

Shares outstanding	1,467,476	4,096,902	390,629

Net Assets	$70,141,552	$118,526,608	$10,956,879

Class Y: Net asset value per share	$47.78	$28.93	$28.05

Shares outstanding	3,861,619	5,134,784	21,568,276

Net Assets	$184,501,759	$148,542,078	$605,049,200

Class F: Net asset value per share	$42.06	$28.63	$27.33

Shares outstanding	26,244,653	20,436,147	94,074,774

Net Assets	$1,103,972,940	$585,056,877	$2,570,906,397

Cost of investments	$7,357,578,634	$2,706,029,044	$5,970,745,346
Cost of foreign currency	$149	$—	$—
Cost of bank overdraft - foreign cash	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

110

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund
$20.83	$50.91	$—	$35.90	$—	$—	$61.87

1,405,871	89,468	—	12,010,065	—	—	171,277

$29,283,847	$4,554,494	$—	$431,183,404	$—	$—	$10,596,276

$20.83	$50.92	$39.45	$35.88	$16.93	$14.66	$61.93

6,791,487	2,054,993	1,145,614	51,493,015	1,678,152	84,682	5,974,391

$141,479,397	$104,646,391	$45,192,568	$1,847,675,905	$28,402,990	$1,241,532	$370,006,385

$20.54	$48.05	$36.45	$31.15	$15.76	$14.16	$59.06

32,850,868	12,842,771	1,692,896	39,962,211	15,146,478	6,122,138	802,782

$674,625,880	$617,092,212	$61,709,524	$1,244,731,791	$238,682,237	$86,675,207	$47,408,861

$3,237,438,897	$3,774,954,260	$1,281,023,004	$7,944,018,973	$566,176,058	$126,478,278	$1,076,515,394
$454,260	$19	$5	$—	$8	$—	$—
$—	$2,150,512	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

111

Domestic Equity Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Assets:
Investments in securities, at market value	$470,592,978	$237,163,553
Foreign currency	5	5
Unrealized appreciation on foreign currency contracts	—	134,557
Receivables:
Investment securities sold	9,621,861	1,172,145
Fund shares sold	579,152	63,922
Dividends and interest	30,465	230,738
Tax reclaims	—	99,065
Other assets	81,438	51,253

Total assets	480,905,899	238,915,238

Liabilities:
Payables:
Investment securities purchased	7,892,100	—
Fund shares redeemed	452,135	160,733
Investment management fees	338,495	143,584
Transfer agent fees	63,463	27,599
Accounting services fees	9,017	3,692
Board of Directors’ fees	1,977	1,101
Distribution fees	91,789	57,914
Accrued expenses	65,507	29,087

Total liabilities	8,914,483	423,710

Net assets	$471,991,416	$238,491,528

Summary of Net Assets:
Capital stock and paid-in-capital	$402,452,119	$210,278,109
Undistributed (distributions in excess of) net investment income	(3,413,489)	2,674,409
Accumulated net realized gain (loss)	(10,348,857)	9,641,018
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	83,301,643	15,897,992

Net assets	$471,991,416	$238,491,528

Shares authorized	650,000,000	27,110,000,000

Par value	$0.0010	$0.0001

Class A: Net asset value per share	$20.34	$20.49

Maximum offering price per share	$21.52	$21.68

Shares outstanding	12,401,576	8,786,508

Net Assets	$252,186,751	$180,058,876

Class C: Net asset value per share	$14.87	$17.67

Shares outstanding	1,783,499	1,149,259

Net Assets	$26,528,651	$20,312,397

Class I: Net asset value per share	$21.27	$20.25

Shares outstanding	1,319,145	768,420

Net Assets	$28,051,958	$15,560,666

Class R3: Net asset value per share	$21.98	$20.70

Shares outstanding	1,088,613	69,915

Net Assets	$23,932,293	$1,447,578

Class R4: Net asset value per share	$23.14	$20.95

Shares outstanding	997,551	360,308

Net Assets	$23,079,641	$7,549,575

Class R5: Net asset value per share	$24.21	$21.13

Shares outstanding	134,771	22,743

Net Assets	$3,263,346	$480,470

The accompanying notes are an integral part of these financial statements.

112

Domestic Equity Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Class R6: Net asset value per share	$24.64	$—

Shares outstanding	3,159	—

Net Assets	$77,844	$—

Class Y: Net asset value per share	$24.64	$21.19

Shares outstanding	1,341,023	49,626

Net Assets	$33,039,896	$1,051,708

Class F: Net asset value per share	$21.30	$20.26

Shares outstanding	3,842,618	593,704

Net Assets	$81,831,036	$12,030,258

Cost of investments	$387,291,335	$221,394,341
Cost of foreign currency	$5	$5

The accompanying notes are an integral part of these financial statements.

113

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Capital Appreciation Fund	Hartford Core Equity Fund	The Hartford Dividend and Growth Fund
Investment Income:
Dividends	$121,444,180	$50,410,321	$202,941,939
Interest	1,200,017	651,294	1,385,484
Other income	3,221	587	541
Less: Foreign tax withheld	(2,828,707)	—	(2,363,426)

Total investment income, net	119,818,711	51,062,202	201,964,538

Expenses:
Investment management fees	55,824,454	10,019,952	48,900,632
Administrative services fees
Class R3	199,771	88,407	158,691
Class R4	140,467	244,869	216,277
Class R5	47,551	158,240	122,532
Transfer agent fees
Class A	5,898,033	659,481	3,766,780
Class B	110,873	2,376	42,753
Class C	1,461,169	307,443	442,455
Class I	1,219,951	1,167,254	2,728,019
Class R3	12,653	3,539	7,011
Class R4	3,600	3,309	2,713
Class R5	1,012	1,545	994
Class R6	101	5,038	337
Class Y	51,544	37,885	153,052
Class F	—	—	—
Distribution fees
Class A	11,587,938	1,658,617	9,028,742
Class B	272,975	3,743	93,765
Class C	13,384,963	3,129,081	4,549,446
Class R3	499,427	221,018	396,727
Class R4	234,112	408,116	360,462
Custodian fees	627,315	13,143	39,985
Registration and filing fees	234,946	381,142	296,177
Accounting services fees	1,617,169	509,289	1,225,519
Board of Directors’ fees	252,270	85,526	239,617
Audit fees	100,963	22,577	29,177
Other expenses	1,163,263	398,819	1,088,071

Total expenses (before waivers and fees paid indirectly)	94,946,520	19,530,409	73,889,934
Expense waivers	(36,412)	(49,048)	(851)
Transfer agent fee waivers	(29,064)	(5,665)	(15,038)
Distribution fee reimbursements	(130,031)	(21,886)	(60,442)
Commission recapture	(271,216)	(22,973)	(65,582)

Total waivers and fees paid indirectly	(466,723)	(99,572)	(141,913)

Total expenses, net	94,479,797	19,430,837	73,748,021

Net Investment Income (Loss)	25,338,914	31,631,365	128,216,517

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	1,218,791,046	72,826,171	797,381,996
Net realized gain (loss) on futures contracts	—	9,988,918	—
Net realized gain (loss) on foreign currency contracts	635,567	—	—
Net realized gain (loss) on other foreign currency transactions	(1,395,808)	(6)	26,217

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,218,030,805	82,815,083	797,408,213

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	433,560,292	416,378,444	693,517,612
Net unrealized appreciation (depreciation) of futures contracts	—	848,149	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,824,498)	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	380,356	—	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	432,116,150	417,226,593	693,517,612

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	1,650,146,955	500,041,676	1,490,925,825

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,675,485,869	$531,673,041	$1,619,142,342

The accompanying notes are an integral part of these financial statements.

114

Domestic Equity Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Equity Income Fund	The Hartford Growth Opportunities Fund	The Hartford Healthcare Fund	The Hartford MidCap Fund	The Hartford MidCap Value Fund	Hartford Small Cap Core Fund	The Hartford Small Cap Growth Fund

$116,640,712	$22,753,707	$13,297,221	$61,361,172	$7,757,627	$2,585,487	$6,865,232
607,211	162,460	304,642	310,504	75,262	8,281	90,833
572	784	924	648	867	614	1,003
(2,242,127)	(101,961)	(113,918)	(356,162)	(88,198)	(4,369)	—

115,006,368	22,814,990	13,488,869	61,316,162	7,745,558	2,590,013	6,957,068

25,206,504	30,593,074	12,339,866	60,137,362	4,404,888	1,263,422	7,398,758

113,456	95,715	91,981	163,807	24,279	1,575	27,450
123,063	110,083	55,692	310,263	18,522	225	111,309
74,897	12,454	5,871	265,619	12,749	43	112,492

1,596,993	1,895,765	1,059,266	2,796,766	475,711	87,460	343,283
9,879	10,588	4,548	26,710	2,483	1,944	2,108
381,111	429,892	334,133	762,056	59,129	19,330	48,582
1,429,194	2,325,425	355,356	7,298,213	405,739	4,887	654,291
3,870	5,301	2,689	9,875	1,973	463	3,223
1,987	2,397	986	20,338	894	138	3,100
1,948	736	611	3,110	507	17	1,892
277	196	—	3,258	—	—	186
36,456	25,506	14,400	448,831	7,021	959	82,922
—	—	—	—	—	—	—

4,235,777	4,425,865	1,888,586	5,733,788	689,641	131,510	533,031
8,377	17,578	9,748	88,209	3,318	3,824	3,028
4,607,660	4,005,985	2,536,040	6,820,456	374,968	115,626	379,552
283,640	239,287	229,954	409,518	60,699	3,938	68,624
205,106	183,472	92,821	517,106	30,871	376	185,515
22,905	50,603	23,919	67,475	11,452	395	4,292
288,761	230,382	166,232	597,472	155,578	117,500	138,250
711,425	920,251	260,772	1,265,187	108,153	30,322	188,273
121,466	127,767	43,000	244,857	17,533	4,887	30,355
23,759	34,536	30,972	28,500	24,732	19,325	23,520
556,922	615,613	235,371	1,498,438	125,049	25,416	135,699

40,045,433	46,358,471	19,782,814	89,517,214	7,015,889	1,833,582	10,479,735
—	(9,696)	—	(3,707,715)	(6,702)	(25,078)	—
(247)	(5,476)	(1,617)	(3,370)	(97,173)	(797)	(193,060)
(9,742)	(77,134)	(19,610)	(49,919)	(4,986)	(4,745)	(10,862)
(11,754)	(167,930)	(3,049)	(105,741)	(10,021)	—	(8,585)

(21,743)	(260,236)	(24,276)	(3,866,745)	(118,882)	(30,620)	(212,507)

40,023,690	46,098,235	19,758,538	85,650,469	6,897,007	1,802,962	10,267,228

74,982,678	(23,283,245)	(6,269,669)	(24,334,307)	848,551	787,051	(3,310,160)

219,069,847	468,463,035	91,943,367	507,695,324	18,682,012	14,075,100	66,605,985
—	—	—	—	—	—	76,450
—	—	—	—	—	—	—
93,605	(131,248)	(37,266)	(5,838)	(13,943)	—	—

219,163,452	468,331,787	91,906,101	507,689,486	18,668,069	14,075,100	66,682,435

456,557,028	611,999,416	216,016,442	1,603,504,622	82,105,765	21,514,412	197,077,473
—	—	—	—	—	—	—
—	—	—	—	—	—	—
3,053	40,626	15,837	(187)	3,054	—	—

456,560,081	612,040,042	216,032,279	1,603,504,435	82,108,819	21,514,412	197,077,473

675,723,533	1,080,371,829	307,938,380	2,111,193,921	100,776,888	35,589,512	263,759,908

$750,706,211	$1,057,088,584	$301,668,711	$2,086,859,614	$101,625,439	$36,376,563	$260,449,748

The accompanying notes are an integral part of these financial statements.

115

Domestic Equity Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Small Company Fund	The Hartford Value Opportunities Fund
Investment Income:
Dividends	$3,359,076	$5,459,080
Interest	31,619	11,490
Other income	1,446	681
Less: Foreign tax withheld	—	(73,281)

Total investment income, net	3,392,141	5,397,970

Expenses:
Investment management fees	3,930,240	1,757,606
Administrative services fees
Class R3	60,000	4,069
Class R4	41,165	13,774
Class R5	4,635	924
Transfer agent fees
Class A	544,134	295,157
Class B	3,051	2,451
Class C	54,750	30,038
Class I	335,399	32,299
Class R3	2,857	937
Class R4	1,433	547
Class R5	2,026	184
Class R6	41	—
Class Y	12,968	267
Distribution fees
Class A	616,983	475,440
Class B	3,739	3,220
Class C	264,299	224,444
Class R3	150,000	10,173
Class R4	68,608	22,957
Custodian fees	12,561	5,302
Registration and filing fees	143,545	119,279
Accounting services fees	104,668	45,196
Board of Directors’ fees	13,694	7,438
Audit fees	28,038	22,351
Other expenses	124,717	47,525

Total expenses (before waivers and fees paid indirectly)	6,523,551	3,121,578
Expense waivers	(155,342)	—
Transfer agent fee waivers	(160,779)	(1,485)
Distribution fee reimbursements	(9,709)	(7,539)
Commission recapture	(17,777)	(3,457)

Total waivers and fees paid indirectly	(343,607)	(12,481)

Total expenses, net	6,179,944	3,109,097

Net Investment Income (Loss)	(2,787,803)	2,288,873

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	50,792,900	10,705,743
Net realized gain (loss) on foreign currency contracts	—	(104,934)
Net realized gain (loss) on other foreign currency transactions	(7,734)	(9,431)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	50,785,166	10,591,378

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	75,778,230	24,284,981
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(55,259)
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	—	5,645

Net Changes in Unrealized Appreciation (Depreciation) of Investments and Foreign Currency Transactions	75,778,230	24,235,367

Net Gain (Loss) on Investments and Foreign Currency Transactions	126,563,396	34,826,745

Net Increase (Decrease) in Net Assets Resulting from Operations	$123,775,593	$37,115,618

The accompanying notes are an integral part of these financial statements.

116

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Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Capital Appreciation Fund		Hartford Core Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$25,338,914	$32,887,230	$31,631,365	$11,373,168
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	1,218,030,805	(112,115,333)	82,815,083	18,812,999
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	432,116,150	(53,023,087)	417,226,593	24,304,185

Net Increase (Decrease) in Net Assets Resulting from Operations	1,675,485,869	(132,251,190)	531,673,041	54,490,352

Distributions to Shareholders:
From net investment income
Class A	(18,554,633)	(18,675,755)	(3,527,518)	(465,251)
Class B	—	—	—	—
Class C	—	—	(235,322)	—
Class I	(8,757,228)	(10,761,362)	(6,401,540)	(589,851)
Class R3	(35,341)	—	(165,124)	(15,841)
Class R4	(166,664)	(463,066)	(849,831)	(59,578)
Class R5	(296,900)	(294,849)	(990,163)	(96,862)
Class R6	(420,762)	(63)	(366,134)	(3,976)
Class Y	(6,768,545)	(7,115,563)	(2,413,822)	(816,185)
Class F	—	—	—	—

Total from net investment income	(35,000,073)	(37,310,658)	(14,949,454)	(2,047,544)

From net realized gain on investments
Class A	—	(438,417,793)	(5,505,410)	(5,468,834)
Class B	—	(15,070,351)	(6,015)	(30,265)
Class C	—	(173,932,156)	(2,521,878)	(1,792,561)
Class I	—	(136,773,878)	(6,453,928)	(3,041,432)
Class R3	—	(9,354,336)	(317,464)	(146,771)
Class R4	—	(12,873,643)	(1,152,776)	(457,276)
Class R5	—	(3,831,005)	(983,894)	(502,307)
Class R6	—	(750)	(310,597)	(19,284)
Class Y	—	(80,511,075)	(2,232,681)	(532,867)

Total from net realized gain on investments	—	(870,764,987)	(19,484,643)	(11,991,597)

Total distributions	(35,000,073)	(908,075,645)	(34,434,097)	(14,039,141)

Capital Share Transactions:
Sold	1,788,213,414	758,948,093	1,969,362,927	2,290,819,807
Issued on reinvestment of distributions	31,116,668	816,781,443	32,030,378	12,844,503
Redeemed	(3,769,536,199)	(2,734,197,695)	(1,659,163,332)	(544,161,945)

Net increase (decrease) from capital share transactions	(1,950,206,117)	(1,158,468,159)	342,229,973	1,759,502,365

Net Increase (Decrease) in Net Assets	(309,720,321)	(2,198,794,994)	839,468,917	1,799,953,576

Net Assets:
Beginning of period	8,559,764,512	10,758,559,506	2,351,993,791	552,040,215

End of period	$8,250,044,191	$8,559,764,512	$3,191,462,708	$2,351,993,791

Undistributed (distributions in excess of) net investment income	$46,205,063	$9,895,548	$26,675,513	$10,519,338

The accompanying notes are an integral part of these financial statements.

118

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford Dividend and Growth Fund		The Hartford Equity Income Fund		The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$128,216,517	$125,452,780	$74,982,678	$72,554,333	$(23,283,245)	$(23,390,845)
797,408,213	262,070,527	219,163,452	121,534,796	468,331,787	121,026,008
693,517,612	(75,928,077)	456,560,081	21,268,855	612,040,042	(108,303,374)

1,619,142,342	311,595,230	750,706,211	215,357,984	1,057,088,584	(10,668,211)

(53,680,402)	(53,356,089)	(28,164,442)	(32,476,063)	—	—
(38,321)	(168,802)	(44,441)	(176,732)	—	—
(3,668,554)	(3,516,421)	(4,324,510)	(5,227,247)	—	—
(29,614,949)	(28,868,542)	(22,637,647)	(18,011,247)	—	(3,669,652)
(880,994)	(914,285)	(743,081)	(824,896)	—	—
(2,029,112)	(1,989,241)	(1,319,227)	(1,341,395)	—	—
(2,074,751)	(2,893,253)	(1,412,247)	(1,457,618)	—	(207,916)
(91,181)	(23,179)	(454,428)	(312,125)	—	(1,839)
(19,585,547)	(25,402,486)	(5,652,098)	(8,468,043)	—	(916,456)
(14,230,080)	—	(4,370,699)	—	—	—

(125,893,891)	(117,132,298)	(69,122,820)	(68,295,366)	—	(4,795,863)

(113,791,717)	(300,651,553)	(53,965,806)	(130,263,232)	(63,089,307)	(154,534,005)
(614,270)	(3,520,351)	(210,931)	(973,250)	(198,896)	(1,648,838)
(14,797,009)	(38,621,958)	(14,894,522)	(34,385,190)	(21,586,491)	(48,077,854)
(59,660,201)	(139,270,997)	(34,072,574)	(60,953,369)	(60,579,338)	(196,267,084)
(2,521,370)	(6,738,972)	(1,833,700)	(4,055,582)	(1,730,026)	(3,695,112)
(4,411,249)	(11,790,425)	(2,505,878)	(5,435,111)	(2,508,474)	(5,130,996)
(3,430,344)	(18,209,560)	(2,278,275)	(5,497,821)	(290,570)	(9,535,593)
(99,463)	(810)	(480,971)	(1,013,726)	(44,153)	(55,369)
(46,293,833)	(113,864,478)	(12,244,468)	(17,993,623)	(8,011,998)	(15,044,007)

(245,619,456)	(632,669,104)	(122,487,125)	(260,570,904)	(158,039,253)	(433,988,858)

(371,513,347)	(749,801,402)	(191,609,945)	(328,866,270)	(158,039,253)	(438,784,721)

3,690,057,839	1,153,934,103	1,676,451,131	936,673,775	1,530,981,689	1,436,602,077
360,648,072	728,372,425	182,989,221	313,715,774	140,743,476	394,546,441
(4,436,994,825)	(1,662,415,361)	(1,807,452,054)	(971,932,216)	(2,090,041,757)	(2,238,189,742)

(386,288,914)	219,891,167	51,988,298	278,457,333	(418,316,592)	(407,041,224)

861,340,081	(218,315,005)	611,084,564	164,949,047	480,732,739	(856,494,156)

7,522,560,621	7,740,875,626	3,700,063,190	3,535,114,143	4,264,838,361	5,121,332,517

$8,383,900,702	$7,522,560,621	$4,311,147,754	$3,700,063,190	$4,745,571,100	$4,264,838,361

$14,005,139	$16,038,314	$4,726,229	$2,506,351	$(3,981,896)	$(31,151,060)

The accompanying notes are an integral part of these financial statements.

119

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Healthcare Fund		The Hartford MidCap Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(6,269,669)	$(7,144,550)	$(24,334,307)	$(13,654,178)
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	91,906,101	133,738,464	507,689,486	207,994,145
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	216,032,279	(255,970,606)	1,603,504,435	(183,373,927)

Net Increase (Decrease) in Net Assets Resulting from Operations	301,668,711	(129,376,692)	2,086,859,614	10,966,040

Distributions to Shareholders:
From net investment income
Class A	—	(14,774,170)	—	—
Class B	—	(25,242)	—	—
Class C	—	(4,082,717)	—	—
Class I	—	(5,005,081)	—	—
Class R3	—	(769,269)	—	—
Class R4	—	(750,074)	—	—
Class R5	—	(91,495)	—	—
Class Y	—	(201,575)	—	—

Total from net investment income	—	(25,699,623)	—	—

From net realized gain on investments
Class A	(69,929,000)	(107,831,184)	(64,829,511)	(151,263,105)
Class B	(212,371)	(805,010)	(713,743)	(2,305,048)
Class C	(27,701,127)	(42,275,066)	(25,554,276)	(59,112,629)
Class I	(19,440,293)	(31,312,364)	(63,591,553)	(52,220,276)
Class R3	(4,038,027)	(6,983,832)	(2,100,323)	(5,048,697)
Class R4	(3,354,329)	(5,716,159)	(4,670,316)	(9,199,730)
Class R5	(447,294)	(587,165)	(5,615,946)	(10,739,665)
Class R6	—	—	(763,492)	(457,136)
Class Y	(4,374,439)	(1,204,668)	(41,187,648)	(76,830,945)

Total from net realized gain on investments	(129,496,880)	(196,715,448)	(209,026,808)	(367,177,231)

Total distributions	(129,496,880)	(222,415,071)	(209,026,808)	(367,177,231)

Capital Share Transactions:
Sold	466,309,038	493,312,793	4,941,271,558	2,650,865,717
Issued on reinvestment of distributions	123,834,128	212,237,633	201,230,778	354,262,220
Redeemed	(638,422,427)	(595,881,708)	(2,933,636,028)	(1,288,292,852)

Net increase (decrease) from capital share transactions	(48,279,261)	109,668,718	2,208,866,308	1,716,835,085

Net Increase (Decrease) in Net Assets	123,892,570	(242,123,045)	4,086,699,114	1,360,623,894

Net Assets:
Beginning of period	1,380,298,938	1,622,421,983	6,343,377,777	4,982,753,883

End of period	$1,504,191,508	$1,380,298,938	$10,430,076,891	$6,343,377,777

Undistributed (distributions in excess of) net investment income	$(1,829,064)	$(6,979,465)	$(483,804)	$(14,877,948)

The accompanying notes are an integral part of these financial statements.

120

Domestic Equity Funds

Statements of Changes in Net Assets – (continued)

The Hartford MidCap Value Fund		Hartford Small Cap Core Fund		The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$848,551	$1,004,976	$787,051	$1,861,275	$(3,310,160)	$(2,131,806)
18,668,069	34,651,046	14,075,100	(4,108,084)	66,682,435	7,265,224
82,108,819	(36,819,846)	21,514,412	7,401,701	197,077,473	(11,905,883)

101,625,439	(1,163,824)	36,376,563	5,154,892	260,449,748	(6,772,465)

(40,847)	(275,050)	(418,020)	(70,735)	—	—
—	—	—	—	—	—
—	—	(21,501)	—	—	—
(389,629)	(127,915)	(35,368)	(11,508)	—	—
—	—	(4,536)	—	—	—
(3,233)	(22,762)	(1,224)	(746)	—	—
(34,448)	(32,762)	(538)	(332)	—	—
(323,233)	(412,075)	(1,227,713)	(629,357)	—	—

(791,390)	(870,564)	(1,708,900)	(712,678)	—	—

(17,858,964)	(17,289,556)	—	(2,941,872)	(1,339,813)	(19,573,523)
(52,454)	(115,604)	—	(103,364)	(4,904)	(143,328)
(3,017,301)	(3,418,231)	—	(800,241)	(315,082)	(4,915,440)
(7,495,690)	(2,257,530)	—	(146,403)	(905,289)	(16,064,845)
(766,406)	(739,923)	—	(47,729)	(86,418)	(1,308,316)
(865,144)	(968,135)	—	(33,653)	(438,392)	(5,735,269)
(677,060)	(552,521)	—	(12,234)	(655,380)	(8,824,997)
—	—	—	—	(26,101)	(1,036)
(5,047,633)	(10,454,900)	—	(80,943)	(1,848,510)	(23,851,463)

(35,780,652)	(35,796,400)	—	(4,166,439)	(5,619,889)	(80,418,217)

(36,572,042)	(36,666,964)	(1,708,900)	(4,879,117)	(5,619,889)	(80,418,217)

471,414,642	181,911,321	115,627,599	134,821,557	546,399,609	187,622,376
35,808,807	35,755,123	1,700,741	4,755,718	5,330,601	75,835,823
(379,688,625)	(190,066,099)	(166,969,990)	(40,062,147)	(336,713,861)	(351,220,720)

127,534,824	27,600,345	(49,641,650)	99,515,128	215,016,349	(87,762,521)

192,588,221	(10,230,443)	(14,973,987)	99,790,903	469,846,208	(174,953,203)

480,445,566	490,676,009	171,133,440	71,342,537	849,376,589	1,024,329,792

$673,033,787	$480,445,566	$156,159,453	$171,133,440	$1,319,222,797	$849,376,589

$309,256	$448,510	$406,199	$1,523,691	$—	$(2,151,347)

The accompanying notes are an integral part of these financial statements.

121

Domestic Equity Funds

Statements of Changes in Net Assets

	The Hartford Small Company Fund		The Hartford Value Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$(2,787,803)	$(4,519,278)	$2,288,873	$2,216,898
Net realized gain (loss) on investments and foreign currency transactions	50,785,166	(54,777,352)	10,591,378	1,400,711
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	75,778,230	15,918,264	24,235,367	6,510,233

Net Increase (Decrease) in Net Assets Resulting from Operations	123,775,593	(43,378,366)	37,115,618	10,127,842

Distributions to Shareholders:
From net investment income
Class A	—	—	(1,408,024)	(2,456,428)
Class B	—	—	—	(1,491)
Class C	—	—	(44,777)	(175,129)
Class I	—	—	(246,529)	(303,751)
Class R3	—	—	(11,182)	(28,706)
Class R4	—	—	(66,121)	(135,738)
Class R5	—	—	(20,935)	(38,022)
Class Y	—	—	(10,432)	(26,215)

Total from net investment income	—	—	(1,808,000)	(3,165,480)

From net realized gain on investments
Class A	—	(42,671,700)	(1,476,132)	(13,581,630)
Class B	—	(411,283)	(5,882)	(135,988)
Class C	—	(5,940,781)	(204,689)	(1,994,652)
Class I	—	(8,856,960)	(167,555)	(1,450,185)
Class R3	—	(4,392,173)	(20,360)	(234,307)
Class R4	—	(4,976,118)	(69,171)	(770,995)
Class R5	—	(3,452,139)	(15,279)	(162,116)
Class R6	—	(1,073)	—	—
Class Y	—	(30,836,502)	(6,912)	(104,674)

Total from net realized gain on investments	—	(101,538,729)	(1,965,980)	(18,434,547)

Total distributions	—	(101,538,729)	(3,773,980)	(21,600,027)

Capital Share Transactions:
Sold	190,851,786	126,281,674	47,715,054	31,296,189
Issued on reinvestment of distributions	—	100,404,598	3,602,922	20,417,747
Redeemed	(334,991,199)	(411,920,528)	(90,074,828)	(79,219,286)

Net (decrease) from capital share transactions	(144,139,413)	(185,234,256)	(38,756,852)	(27,505,350)

Net Increase (Decrease) in Net Assets	(20,363,820)	(330,151,351)	(5,415,214)	(38,977,535)

Net Assets:
Beginning of period	492,355,236	822,506,587	243,906,742	282,884,277

End of period	$471,991,416	$492,355,236	$238,491,528	$243,906,742

Undistributed (distributions in excess of) net investment income	$(3,413,489)	$(4,351,537)	$2,674,409	$1,807,270

The accompanying notes are an integral part of these financial statements.

122

Domestic Equity Funds

Financial Highlights

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund
For the Year Ended October 31, 2017
A	$34.49	$0.13	$7.39	$7.52	$(0.15)	$—	$(0.15)	$41.86	21.86%	$4,613,982	1.09	%(21)	1.08	%(21)	0.34%	123%
C	27.80	(0.12)	5.94	5.82	—	—	—	33.62	20.97	1,241,267	1.82	(21)	1.82	(21)	(0.39)	123
I	34.65	0.25	7.40	7.65	(0.26)	—	(0.26)	42.04	22.20	846,019	0.81	(21)	0.81	(21)	0.63	123
R3	37.38	0.01	8.01	8.02	(0.01)	—	(0.01)	45.39	21.47	75,201	1.42	(21)	1.40	(21)	0.03	123
R4	38.39	0.14	8.23	8.37	(0.07)	—	(0.07)	46.69	21.82	74,374	1.11	(21)	1.10	(21)	0.33	123
R5	39.15	0.28	8.37	8.65	(0.26)	—	(0.26)	47.54	22.20	40,582	0.81	(21)	0.80	(21)	0.63	123
R6	39.36	0.31	8.42	8.73	(0.29)	—	(0.29)	47.80	22.33	70,142	0.71	(21)	0.71	(21)	0.71	123
Y	39.36	0.30	8.41	8.71	(0.29)	—	(0.29)	47.78	22.27	184,502	0.72	(21)	0.72	(21)	0.70	123
F(4)	38.15	0.18	3.73	3.91	—	—	—	42.06	10.28 (5)	1,103,972	0.71	(6)(21)	0.71	(6)(21)	0.65 (6)	123

For the Year Ended October 31, 2016
A	$38.15	$0.13	$(0.57)	$(0.44)	$(0.12)	$(3.10)	$(3.22)	$34.49	(0.97)%	$4,609,594	1.11%		1.11	%(7)	0.39%	88%
B	31.00	(0.13)	(0.49)	(0.62)	—	(3.10)	(3.10)	27.28	(1.82)	58,647	2.00		2.00	(7)	(0.49)	88
C	31.48	(0.09)	(0.49)	(0.58)	—	(3.10)	(3.10)	27.80	(1.65)	1,420,171	1.83		1.83	(7)	(0.33)	88
I	38.31	0.24	(0.57)	(0.33)	(0.23)	(3.10)	(3.33)	34.65	(0.65)	1,225,026	0.81		0.81	(7)	0.70	88
R3	41.06	0.03	(0.61)	(0.58)	—	(3.10)	(3.10)	37.38	(1.26)	103,526	1.43		1.42	(7)	0.09	88
R4	42.07	0.15	(0.63)	(0.48)	(0.10)	(3.10)	(3.20)	38.39	(0.95)	100,426	1.12		1.12	(7)	0.39	88
R5	42.84	0.27	(0.64)	(0.37)	(0.22)	(3.10)	(3.32)	39.15	(0.65)	45,643	0.82		0.82	(7)	0.69	88
R6	43.03	0.33	(0.66)	(0.33)	(0.24)	(3.10)	(3.34)	39.36	(0.56)	57,432	0.72		0.72	(7)	0.85	88
Y	43.05	0.30	(0.63)	(0.33)	(0.26)	(3.10)	(3.36)	39.36	(0.55)	939,300	0.72		0.72	(7)	0.78	88

For the Year Ended October 31, 2015
A	$49.44	$0.13	$1.27	$1.40	$(0.13)	$(12.56)	$(12.69)	$38.15	4.20%	$5,453,502	1.09%		1.09%		0.34%	79%
B	42.72	(0.17)	1.01	0.84	—	(12.56)	(12.56)	31.00	3.30	158,610	1.97		1.97		(0.53)	79
C	43.13	(0.12)	1.03	0.91	—	(12.56)	(12.56)	31.48	3.47	1,799,846	1.81		1.81		(0.38)	79
I	49.60	0.26	1.26	1.52	(0.25)	(12.56)	(12.81)	38.31	4.53	1,736,395	0.78		0.78		0.66	79
R3	52.24	0.01	1.37	1.38	—	(12.56)	(12.56)	41.06	3.87	124,072	1.40		1.40		0.03	79
R4	53.19	0.14	1.41	1.55	(0.11)	(12.56)	(12.67)	42.07	4.18	179,454	1.10		1.10		0.33	79
R5	53.92	0.28	1.43	1.71	(0.23)	(12.56)	(12.79)	42.84	4.49	53,292	0.80		0.80		0.63	79
R6(8)	54.32	0.30	1.25	1.55	(0.28)	(12.56)	(12.84)	43.03	4.16 (5)	10	0.76	(6)	0.75	(6)	0.70 (6)	79
Y	54.12	0.32	1.45	1.77	(0.28)	(12.56)	(12.84)	43.05	4.60	1,253,378	0.70		0.70		0.73	79

For the Year Ended October 31, 2014
A	$45.91	$0.22	$5.31	$5.53	$(0.12)	$(1.88)	$(2.00)	$49.44	12.49%	$5,789,682	1.10%		1.10%		0.46%	111%
B	40.14	(0.16)	4.62	4.46	—	(1.88)	(1.88)	42.72	11.55	270,227	1.95		1.95		(0.39)	111
C	40.46	(0.11)	4.66	4.55	—	(1.88)	(1.88)	43.13	11.69	1,992,142	1.81		1.81		(0.26)	111
I	46.01	0.37	5.34	5.71	(0.24)	(1.88)	(2.12)	49.60	12.87	2,194,464	0.76		0.76		0.79	111
R3	48.42	0.08	5.62	5.70	—	(1.88)	(1.88)	52.24	12.16	136,576	1.40		1.40		0.16	111
R4	49.24	0.23	5.72	5.95	(0.12)	(1.88)	(2.00)	53.19	12.50	191,319	1.10		1.10		0.46	111
R5	49.80	0.37	5.81	6.18	(0.18)	(1.88)	(2.06)	53.92	12.82	59,285	0.80		0.80		0.72	111
Y	50.05	0.46	5.79	6.25	(0.30)	(1.88)	(2.18)	54.12	12.94	1,284,539	0.70		0.70		0.88	111

The accompanying notes are an integral part of these financial statements.

123

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Capital Appreciation Fund - (continued)
For the Year Ended October 31, 2013
A	$32.65	$0.18	$13.31	$13.49	$(0.23)	$—	$(0.23)	$45.91	41.56%	$5,796,609	1.14%	1.14%		0.46%	91%
B	28.60	(0.13)	11.67	11.54	—	—	—	40.14	40.35	381,022	1.99	1.99		(0.37)	91
C	28.80	(0.09)	11.76	11.67	(0.01)	—	(0.01)	40.46	40.55	1,940,617	1.85	1.85		(0.25)	91
I	32.72	0.31	13.33	13.64	(0.35)	—	(0.35)	46.01	42.02	2,019,281	0.84	0.84		0.82	91
R3	34.41	0.08	14.06	14.14	(0.13)	—	(0.13)	48.42	41.20	134,084	1.41	1.40		0.21	91
R4	34.98	0.21	14.28	14.49	(0.23)	—	(0.23)	49.24	41.63	184,618	1.10	1.10		0.51	91
R5	35.40	0.35	14.41	14.76	(0.36)	—	(0.36)	49.80	42.04	142,768	0.80	0.80		0.84	91
Y	35.58	0.39	14.48	14.87	(0.40)	—	(0.40)	50.05	42.17	1,348,160	0.70	0.70		0.91	91

Hartford Core Equity Fund
For the Year Ended October 31, 2017
A	$23.87	$0.27	$4.70	$4.97	$(0.12)	$(0.19)	$(0.31)	$28.53	21.06%	$631,817	0.75%	0.75%		1.05%	39%
C	21.94	0.07	4.33	4.40	(0.02)	(0.19)	(0.21)	26.13	20.20	316,886	1.50	1.50		0.30	39
I	23.93	0.34	4.71	5.05	(0.19)	(0.19)	(0.38)	28.60	21.37	982,686	0.52	0.52		1.30	39
R3	24.18	0.19	4.77	4.96	(0.10)	(0.19)	(0.29)	28.85	20.71	43,004	1.11	1.09		0.72	39
R4	24.54	0.27	4.84	5.11	(0.14)	(0.19)	(0.33)	29.32	21.05	172,584	0.81	0.79		1.01	39
R5	24.10	0.35	4.75	5.10	(0.20)	(0.19)	(0.39)	28.81	21.41	192,359	0.51	0.49		1.31	39
R6	24.19	0.37	4.77	5.14	(0.21)	(0.19)	(0.40)	28.93	21.52	118,527	0.41	0.41		1.38	39
Y	24.20	0.35	4.78	5.13	(0.21)	(0.19)	(0.40)	28.93	21.47	148,542	0.42	0.42		1.33	39
F(4)	26.05	0.26	2.32	2.58	—	—	—	28.63	9.90 (5)	585,057	0.41 (6)	0.41	(6)	1.39 (6)	39

For the Year Ended October 31, 2016
A	$24.05	$0.15	$0.13	$0.28	$(0.03)	$(0.43)	$(0.46)	$23.87	1.21%	$703,896	0.80%	0.80	%(9)	0.64%	29%
B	22.33	(0.02)	0.11	0.09	—	(0.43)	(0.43)	21.99	0.43	766	1.96	1.55	(9)	(0.10)	29
C	22.27	(0.03)	0.13	0.10	—	(0.43)	(0.43)	21.94	0.47	281,383	1.55	1.55	(9)	(0.12)	29
I	24.09	0.21	0.13	0.34	(0.07)	(0.43)	(0.50)	23.93	1.47	749,824	0.55	0.55	(9)	0.88	29
R3	24.44	0.08	0.13	0.21	(0.04)	(0.43)	(0.47)	24.18	0.89	36,012	1.14	1.10	(9)	0.33	29
R4	24.73	0.15	0.14	0.29	(0.05)	(0.43)	(0.48)	24.54	1.21	144,490	0.83	0.80	(9)	0.63	29
R5	24.25	0.22	0.14	0.36	(0.08)	(0.43)	(0.51)	24.10	1.52	121,871	0.53	0.50	(9)	0.93	29
R6	24.33	0.24	0.13	0.37	(0.08)	(0.43)	(0.51)	24.19	1.55	32,059	0.43	0.43	(9)	1.00	29
Y	24.33	0.24	0.13	0.37	(0.07)	(0.43)	(0.50)	24.20	1.58	281,692	0.43	0.43	(9)	0.99	29

For the Year Ended October 31, 2015
A	$22.00	$0.13	$2.21	$2.34	$—	$(0.29)	$(0.29)	$24.05	10.75%	$267,237	1.03%	0.92%		0.55%	33%
B	20.60	(0.05)	2.07	2.02	—	(0.29)	(0.29)	22.33	9.92	1,614	2.18	1.74		(0.23)	33
C	20.54	(0.04)	2.06	2.02	—	(0.29)	(0.29)	22.27	9.95	73,070	1.73	1.62		(0.17)	33
I(10)	23.30	0.12	0.67	0.79	—	—	—	24.09	3.39 (5)	136,641	0.66 (6)	0.50	(6)	0.85 (6)	33
R3	22.41	0.06	2.26	2.32	—	(0.29)	(0.29)	24.44	10.46	5,081	1.34	1.16		0.27	33
R4	22.60	0.13	2.29	2.42	—	(0.29)	(0.29)	24.73	10.82	22,020	0.98	0.82		0.54	33
R5	22.72	0.20	2.26	2.46	(0.64)	(0.29)	(0.93)	24.25	11.10	26,977	0.64	0.49		0.84	33
R6(10)	23.53	0.11	0.69	0.80	—	—	—	24.33	3.40 (5)	597	0.57 (6)	0.45	(6)	0.78 (6)	33
Y	22.79	0.21	2.27	2.48	(0.65)	(0.29)	(0.94)	24.33	11.15	18,802	0.57	0.50		0.90	33

The accompanying notes are an integral part of these financial statements.

124

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Core Equity Fund - (continued)
For the Year Ended October 31, 2014
A	$18.77	$0.03	$3.26	$3.29	$(0.06)	$—	$(0.06)	$22.00	17.56%	$126,308	1.37%	1.31%		0.16%	60%
B	17.66	(0.12)	3.06	2.94	—	—	—	20.60	16.65	1,898	2.49	2.10		(0.62)	60
C	17.59	(0.10)	3.05	2.95	—	—	—	20.54	16.77	19,798	2.06	2.00		(0.53)	60
R3	19.14	(0.01)	3.32	3.31	(0.04)	—	(0.04)	22.41	17.30	481	1.70	1.50		(0.05)	60
R4	19.20	0.05	3.35	3.40	—	—	—	22.60	17.71	889	1.34	1.20		0.21	60
R5	19.38	0.12	3.36	3.48	(0.14)	—	(0.14)	22.72	18.03	374	1.04	0.90		0.56	60
Y	19.44	0.13	3.37	3.50	(0.15)	—	(0.15)	22.79	18.07	2,486	0.91	0.85		0.62	60

For the Year Ended October 31, 2013
A	$14.57	$0.11	$4.24	$4.35	$(0.15)	$—	$(0.15)	$18.77	30.12%	$103,104	1.40%	1.35%		0.68%	28%
B	13.70	(0.01)	3.99	3.98	(0.02)	—	(0.02)	17.66	29.10	2,480	2.50	2.10		(0.04)	28
C	13.66	—	3.98	3.98	(0.05)	—	(0.05)	17.59	29.19	15,324	2.07	2.04		(0.01)	28
R3	14.86	0.09	4.32	4.41	(0.13)	—	(0.13)	19.14	29.88	330	1.69	1.50		0.51	28
R4	14.91	0.12	4.34	4.46	(0.17)	—	(0.17)	19.20	30.24	1,227	1.29	1.20		0.69	28
R5	15.04	0.19	4.37	4.56	(0.22)	—	(0.22)	19.38	30.68	204	1.00	0.90		1.12	28
Y	15.05	0.20	4.38	4.58	(0.19)	—	(0.19)	19.44	30.73	1,963	0.88	0.85		1.19	28

The Hartford Dividend and Growth Fund
For the Year Ended October 31, 2017
A	$23.49	$0.39	$4.75	$5.14	$(0.38)	$(0.79)	$(1.17)	$27.46	22.40%	$3,619,123	1.00%	1.00%		1.52%	26%
C	22.80	0.19	4.62	4.81	(0.20)	(0.79)	(0.99)	26.62	21.54	449,961	1.74	1.74		0.78	26
I	23.38	0.44	4.74	5.18	(0.42)	(0.79)	(1.21)	27.35	22.67	775,427	0.80	0.80		1.75	26
R3	23.75	0.30	4.81	5.11	(0.29)	(0.79)	(1.08)	27.78	21.97	77,175	1.35	1.35		1.17	26
R4	23.89	0.38	4.84	5.22	(0.37)	(0.79)	(1.16)	27.95	22.34	142,563	1.05	1.05		1.47	26
R5	23.97	0.46	4.86	5.32	(0.45)	(0.79)	(1.24)	28.05	22.72	132,739	0.74	0.74		1.76	26
R6	23.97	0.46	4.88	5.34	(0.47)	(0.79)	(1.26)	28.05	22.83	10,957	0.65	0.64		1.75	26
Y	23.97	0.50	4.84	5.34	(0.47)	(0.79)	(1.26)	28.05	22.81	605,049	0.66	0.66		1.94	26
F(4)	25.51	0.29	1.86	2.15	(0.33)	—	(0.33)	27.33	8.49 (5)	2,570,906	0.64 (6)	0.64	(6)	1.66 (6)	26

For the Year Ended October 31, 2016
A	$24.99	$0.37	$0.50	$0.87	$(0.34)	$(2.03)	$(2.37)	$23.49	4.12%	$3,501,684	1.03%	1.03	%(11)	1.59%	22%
B	24.55	0.16	0.47	0.63	(0.11)	(2.03)	(2.14)	23.04	3.12	19,716	2.01	1.96	(11)	0.71	22
C	24.34	0.19	0.47	0.66	(0.17)	(2.03)	(2.20)	22.80	3.31	437,961	1.77	1.77	(11)	0.85	22
I	24.89	0.41	0.50	0.91	(0.39)	(2.03)	(2.42)	23.38	4.31	1,779,168	0.83	0.83	(11)	1.78	22
R3	25.24	0.29	0.51	0.80	(0.26)	(2.03)	(2.29)	23.75	3.78	79,400	1.36	1.36	(11)	1.26	22
R4	25.37	0.37	0.51	0.88	(0.33)	(2.03)	(2.36)	23.89	4.10	136,673	1.06	1.06	(11)	1.56	22
R5	25.44	0.44	0.51	0.95	(0.39)	(2.03)	(2.42)	23.97	4.41	104,487	0.76	0.76	(11)	1.89	22
R6	25.44	0.42	0.55	0.97	(0.41)	(2.03)	(2.44)	23.97	4.48	2,964	0.66	0.66	(11)	1.76	22
Y	25.45	0.46	0.51	0.97	(0.42)	(2.03)	(2.45)	23.97	4.50	1,460,506	0.66	0.66	(11)	1.95	22

For the Year Ended October 31, 2015
A	$27.05	$0.36	$0.23	$0.59	$(0.35)	$(2.30)	$(2.65)	$24.99	2.46%	$3,724,804	1.02%	1.02%		1.43%	23%
B	26.59	0.14	0.22	0.36	(0.10)	(2.30)	(2.40)	24.55	1.54	44,909	1.97	1.92		0.54	23
C	26.42	0.17	0.23	0.40	(0.18)	(2.30)	(2.48)	24.34	1.70	467,006	1.76	1.76		0.69	23
I	26.95	0.41	0.23	0.64	(0.40)	(2.30)	(2.70)	24.89	2.67	1,715,056	0.81	0.81		1.64	23
R3	27.29	0.28	0.24	0.52	(0.27)	(2.30)	(2.57)	25.24	2.12	85,736	1.35	1.35		1.10	23
R4	27.42	0.36	0.23	0.59	(0.34)	(2.30)	(2.64)	25.37	2.42	150,367	1.04	1.04		1.41	23
R5	27.49	0.44	0.23	0.67	(0.42)	(2.30)	(2.72)	25.44	2.73	229,206	0.74	0.74		1.70	23
R6	27.81	0.43	(0.05)	0.38	(0.45)	(2.30)	(2.75)	25.44	1.64 (5)	10	0.71 (6)	0.70	(6)	1.71 (6)	23
Y	27.50	0.46	0.24	0.70	(0.45)	(2.30)	(2.75)	25.45	2.83	1,323,782	0.64	0.64		1.80	23

The accompanying notes are an integral part of these financial statements.

125

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Dividend and Growth Fund - (continued)
For the Year Ended October 31, 2014
A	$25.28	$0.36	$3.43	$3.79	$(0.36)	$(1.66)	$(2.02)	$27.05	16.01%	$3,780,786	1.02%	1.02%	1.40%	23%
B	24.88	0.13	3.35	3.48	(0.11)	(1.66)	(1.77)	26.59	14.91	74,126	1.96	1.94	0.50	23
C	24.75	0.16	3.35	3.51	(0.18)	(1.66)	(1.84)	26.42	15.12	467,932	1.77	1.77	0.65	23
I	25.20	0.41	3.42	3.83	(0.42)	(1.66)	(2.08)	26.95	16.22	1,883,434	0.81	0.81	1.60	23
R3	25.49	0.28	3.45	3.73	(0.27)	(1.66)	(1.93)	27.29	15.61	91,839	1.35	1.35	1.07	23
R4	25.60	0.36	3.47	3.83	(0.35)	(1.66)	(2.01)	27.42	15.98	159,018	1.04	1.04	1.37	23
R5	25.66	0.44	3.48	3.92	(0.43)	(1.66)	(2.09)	27.49	16.32	226,236	0.74	0.74	1.68	23
Y	25.67	0.47	3.48	3.95	(0.46)	(1.66)	(2.12)	27.50	16.42	1,340,941	0.64	0.64	1.81	23

For the Year Ended October 31, 2013
A	$20.87	$0.36	$4.75	$5.11	$(0.35)	$(0.35)	$(0.70)	$25.28	25.17%	$3,454,165	1.05%	1.05%	1.57%	30%
B	20.54	0.16	4.68	4.84	(0.15)	(0.35)	(0.50)	24.88	24.08	98,179	2.00	1.95	0.71	30
C	20.45	0.19	4.65	4.84	(0.19)	(0.35)	(0.54)	24.75	24.26	411,405	1.79	1.79	0.83	30
I	20.80	0.41	4.74	5.15	(0.40)	(0.35)	(0.75)	25.20	25.48	1,581,081	0.83	0.83	1.79	30
R3	21.04	0.29	4.80	5.09	(0.29)	(0.35)	(0.64)	25.49	24.79	87,399	1.35	1.35	1.27	30
R4	21.12	0.37	4.82	5.19	(0.36)	(0.35)	(0.71)	25.60	25.21	139,811	1.05	1.05	1.58	30
R5	21.17	0.43	4.83	5.26	(0.42)	(0.35)	(0.77)	25.66	25.57	199,409	0.75	0.75	1.85	30
Y	21.18	0.46	4.83	5.29	(0.45)	(0.35)	(0.80)	25.67	25.68	1,596,519	0.65	0.65	1.99	30

The Hartford Equity Income Fund
For the Year Ended October 31, 2017
A	$17.97	$0.35	$3.24	$3.59	$(0.32)	$(0.60)	$(0.92)	$20.64	20.51%	$1,685,398	1.00%	1.00%	1.83%	16%
C	17.89	0.21	3.21	3.42	(0.18)	(0.60)	(0.78)	20.53	19.56	449,104	1.74	1.74	1.09	16
I	17.89	0.39	3.23	3.62	(0.37)	(0.60)	(0.97)	20.54	20.76	1,111,235	0.78	0.78	2.03	16
R3	17.99	0.28	3.24	3.52	(0.25)	(0.60)	(0.85)	20.66	20.06	57,341	1.37	1.37	1.46	16
R4	18.02	0.34	3.24	3.58	(0.31)	(0.60)	(0.91)	20.69	20.39	79,632	1.06	1.06	1.77	16
R5	18.09	0.40	3.26	3.66	(0.37)	(0.60)	(0.97)	20.78	20.77	83,048	0.76	0.76	2.06	16
R6	18.13	0.41	3.28	3.69	(0.39)	(0.60)	(0.99)	20.83	20.91	29,284	0.66	0.66	2.10	16
Y	18.13	0.45	3.23	3.68	(0.38)	(0.60)	(0.98)	20.83	20.88	141,479	0.67	0.67	2.35	16
F(4)	19.22	0.24	1.37	1.61	(0.29)	—	(0.29)	20.54	8.45 (5)	674,626	0.66 (6)	0.66 (6)	1.84 (6)	16

For the Year Ended October 31, 2016
A	$18.70	$0.36	$0.64	$1.00	$(0.33)	$(1.40)	$(1.73)	$17.97	6.13%	$1,676,572	1.04%	1.04%	2.03%	14%
B	18.72	0.34	0.64	0.98	(0.30)	(1.40)	(1.70)	18.00	6.01	6,930	1.18	1.18	1.95	14
C	18.61	0.23	0.65	0.88	(0.20)	(1.40)	(1.60)	17.89	5.45	452,909	1.76	1.76	1.30	14
I	18.62	0.39	0.66	1.05	(0.38)	(1.40)	(1.78)	17.89	6.45	966,338	0.78	0.78	2.25	14
R3	18.72	0.30	0.64	0.94	(0.27)	(1.40)	(1.67)	17.99	5.77	54,732	1.38	1.38	1.68	14
R4	18.74	0.35	0.65	1.00	(0.32)	(1.40)	(1.72)	18.02	6.14	76,745	1.07	1.07	1.98	14
R5	18.81	0.41	0.64	1.05	(0.37)	(1.40)	(1.77)	18.09	6.42	65,276	0.77	0.77	2.31	14
R6	18.84	0.42	0.66	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	14,551	0.67	0.67	2.38	14
Y	18.84	0.41	0.67	1.08	(0.39)	(1.40)	(1.79)	18.13	6.57	386,011	0.67	0.67	2.35	14

The accompanying notes are an integral part of these financial statements.

126

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Equity Income Fund - (continued)
For the Year Ended October 31, 2015
A	$19.04	$0.35	$0.18	$0.53	$(0.35)	$(0.52)	$(0.87)	$18.70	2.95%	$1,757,486	1.02%	1.02%	1.87%		20%
B	19.05	0.33	0.18	0.51	(0.32)	(0.52)	(0.84)	18.72	2.82	13,915	1.16	1.16	1.75		20
C	18.96	0.21	0.18	0.39	(0.22)	(0.52)	(0.74)	18.61	2.18	461,099	1.76	1.76	1.12		20
I	18.97	0.40	0.17	0.57	(0.40)	(0.52)	(0.92)	18.62	3.18	835,297	0.76	0.76	2.13		20
R3	19.06	0.29	0.18	0.47	(0.29)	(0.52)	(0.81)	18.72	2.61	56,026	1.36	1.36	1.52		20
R4	19.08	0.34	0.18	0.52	(0.34)	(0.52)	(0.86)	18.74	2.92	74,473	1.06	1.06	1.82		20
R5	19.15	0.40	0.18	0.58	(0.40)	(0.52)	(0.92)	18.81	3.22	76,741	0.76	0.76	2.15		20
R6(8)	19.39	0.35	0.04	0.39	(0.42)	(0.52)	(0.94)	18.84	2.20 (5)	13,902	0.69 (6)	0.69 (6)	1.93	(6)	20
Y	19.19	0.42	0.17	0.59	(0.42)	(0.52)	(0.94)	18.84	3.26	246,177	0.66	0.66	2.22		20

For the Year Ended October 31, 2014
A	$17.83	$0.34	$1.76	$2.10	$(0.33)	$(0.56)	$(0.89)	$19.04	12.19%	$1,951,760	1.03%	1.03%	1.83%		13%
B	17.82	0.32	1.77	2.09	(0.30)	(0.56)	(0.86)	19.05	12.15	21,619	1.16	1.16	1.72		13
C	17.77	0.20	1.75	1.95	(0.20)	(0.56)	(0.76)	18.96	11.36	458,695	1.76	1.76	1.08		13
I	17.76	0.38	1.77	2.15	(0.38)	(0.56)	(0.94)	18.97	12.54	903,048	0.76	0.76	2.07		13
R3	17.85	0.27	1.77	2.04	(0.27)	(0.56)	(0.83)	19.06	11.81	58,349	1.37	1.37	1.47		13
R4	17.87	0.33	1.76	2.09	(0.32)	(0.56)	(0.88)	19.08	12.13	76,746	1.06	1.06	1.78		13
R5	17.93	0.38	1.78	2.16	(0.38)	(0.56)	(0.94)	19.15	12.47	91,827	0.76	0.76	2.08		13
Y	17.96	0.40	1.79	2.19	(0.40)	(0.56)	(0.96)	19.19	12.61	236,502	0.66	0.66	2.17		13

For the Year Ended October 31, 2013
A	$14.81	$0.32	$3.23	$3.55	$(0.31)	$(0.22)	$(0.53)	$17.83	24.56%	$1,746,629	1.06%	1.06%	1.98%		17%
B	14.78	0.23	3.22	3.45	(0.19)	(0.22)	(0.41)	17.82	23.87	27,131	1.65	1.65	1.44		17
C	14.77	0.20	3.22	3.42	(0.20)	(0.22)	(0.42)	17.77	23.67	336,264	1.79	1.79	1.20		17
I	14.75	0.36	3.22	3.58	(0.35)	(0.22)	(0.57)	17.76	24.93	648,568	0.78	0.78	2.18		17
R3	14.83	0.27	3.23	3.50	(0.26)	(0.22)	(0.48)	17.85	24.17	47,928	1.38	1.38	1.62		17
R4	14.84	0.31	3.25	3.56	(0.31)	(0.22)	(0.53)	17.87	24.58	65,286	1.08	1.08	1.89		17
R5	14.88	0.35	3.27	3.62	(0.35)	(0.22)	(0.57)	17.93	24.99	72,270	0.77	0.77	2.06		17
Y	14.90	0.39	3.26	3.65	(0.37)	(0.22)	(0.59)	17.96	25.13	167,906	0.67	0.67	2.35		17

The Hartford Growth Opportunities Fund
For the Year Ended October 31, 2017
A	$37.66	$(0.23)	$10.17	$9.94	$—	$(1.40)	$(1.40)	$46.20	27.40%	$1,914,743	1.11%	1.10%	(0.57)%		119%
C	26.03	(0.36)	6.88	6.52	—	(1.40)	(1.40)	31.15	26.46	412,184	1.86	1.86	(1.32)		119
I	39.00	(0.15)	10.56	10.41	—	(1.40)	(1.40)	48.01	27.67	1,546,058	0.89	0.89	(0.35)		119
R3	37.96	(0.37)	10.24	9.87	—	(1.40)	(1.40)	46.43	26.95	48,315	1.46	1.45	(0.92)		119
R4	39.50	(0.26)	10.68	10.42	—	(1.40)	(1.40)	48.52	27.33	81,413	1.15	1.15	(0.62)		119
R5	40.78	(0.14)	11.07	10.93	—	(1.40)	(1.40)	50.31	27.74	16,530	0.86	0.85	(0.32)		119
R6	41.21	(0.12)	11.22	11.10	—	(1.40)	(1.40)	50.91	27.86	4,554	0.76	0.75	(0.26)		119
Y	41.23	(0.09)	11.18	11.09	—	(1.40)	(1.40)	50.92	27.83	104,645	0.77	0.77	(0.22)		119
F(4)	40.07	(0.10)	8.08	7.98	—	—	—	48.05	19.92 (5)	617,087	0.75 (6)	0.75 (6)	(0.34	)(6)	119

The accompanying notes are an integral part of these financial statements.

127

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Growth Opportunities Fund - (continued)
For the Year Ended October 31, 2016
A	$40.68	$(0.20)	$0.55	$0.35	$—	$(3.37)	$(3.37)	$37.66	1.04%	$1,747,532	1.14%	1.14	%(12)	(0.55)%		117%
B	29.08	(0.37)	0.35	(0.02)	—	(3.37)	(3.37)	25.69	0.09	4,249	2.09	2.06	(12)	(1.45)		117
C	29.37	(0.33)	0.36	0.03	—	(3.37)	(3.37)	26.03	0.28	420,107	1.89	1.89	(12)	(1.29)		117
I	41.98	(0.12)	0.57	0.45	(0.06)	(3.37)	(3.43)	39.00	1.25	1,726,408	0.93	0.93	(12)	(0.32)		117
R3	41.11	(0.33)	0.55	0.22	—	(3.37)	(3.37)	37.96	0.71	47,559	1.47	1.47	(12)	(0.87)		117
R4	42.51	(0.22)	0.58	0.36	—	(3.37)	(3.37)	39.50	1.02	72,213	1.17	1.17	(12)	(0.57)		117
R5	43.73	(0.08)	0.57	0.49	(0.07)	(3.37)	(3.44)	40.78	1.30	14,791	0.87	0.86	(12)	(0.20)		117
R6	44.15	(0.07)	0.61	0.54	(0.11)	(3.37)	(3.48)	41.21	1.40	942	0.77	0.77	(12)	(0.17)		117
Y	44.17	(0.08)	0.62	0.54	(0.11)	(3.37)	(3.48)	41.23	1.40	231,037	0.77	0.77	(12)	(0.19)		117

For the Year Ended October 31, 2015
A	$43.76	$(0.17)	$4.82	$4.65	$—	$(7.73)	$(7.73)	$40.68	12.72%	$1,853,433	1.12%	1.12%		(0.42)%		93%
B	33.71	(0.39)	3.49	3.10	—	(7.73)	(7.73)	29.08	11.72	15,256	2.04	2.03		(1.32)		93
C	33.91	(0.34)	3.53	3.19	—	(7.73)	(7.73)	29.37	11.95	401,542	1.86	1.86		(1.17)		93
I	44.82	(0.09)	4.98	4.89	—	(7.73)	(7.73)	41.98	12.99	2,433,134	0.89	0.89		(0.21)		93
R3	44.25	(0.31)	4.90	4.59	—	(7.73)	(7.73)	41.11	12.39	44,347	1.45	1.45		(0.76)		93
R4	45.39	(0.19)	5.04	4.85	—	(7.73)	(7.73)	42.51	12.70	60,775	1.15	1.15		(0.45)		93
R5	46.36	(0.07)	5.17	5.10	—	(7.73)	(7.73)	43.73	13.02	123,897	0.84	0.84		(0.15)		93
R6(8)	47.09	(0.06)	4.85	4.79	—	(7.73)	(7.73)	44.15	12.16 (5)	11	0.82 (6)	0.82	(6)	(0.14	)(6)	93
Y	46.70	(0.04)	5.24	5.20	—	(7.73)	(7.73)	44.17	13.16	188,938	0.75	0.75		(0.09)		93

For the Year Ended October 31, 2014
A	$38.68	$(0.13)	$6.72	$6.59	$—	$(1.51)	$(1.51)	$43.76	17.63%	$1,497,082	1.15%	1.15%		(0.33)%		136	%(13)
B	30.38	(0.37)	5.21	4.84	—	(1.51)	(1.51)	33.71	16.65	22,277	2.07	2.02		(1.18)		136	(13)
C	30.51	(0.33)	5.24	4.91	—	(1.51)	(1.51)	33.91	16.81	251,628	1.88	1.88		(1.05)		136	(13)
I	39.49	(0.04)	6.88	6.84	—	(1.51)	(1.51)	44.82	17.92	1,733,488	0.91	0.91		(0.09)		136	(13)
R3	39.21	(0.26)	6.81	6.55	—	(1.51)	(1.51)	44.25	17.28	29,954	1.46	1.45		(0.62)		136	(13)
R4	40.06	(0.14)	6.98	6.84	—	(1.51)	(1.51)	45.39	17.65	52,498	1.15	1.15		(0.32)		136	(13)
R5	40.76	(0.02)	7.13	7.11	—	(1.51)	(1.51)	46.36	18.02	102,841	0.85	0.85		(0.05)		136	(13)
Y	41.02	0.03	7.16	7.19	—	(1.51)	(1.51)	46.70	18.11	68,001	0.75	0.75		0.08		136	(13)

For the Year Ended October 31, 2013
A	$29.60	$(0.10)	$9.18	$9.08	$—	$—	$—	$38.68	30.68%	$982,699	1.19%	1.19%		(0.30)%		120	%(14)
B	23.43	(0.28)	7.23	6.95	—	—	—	30.38	29.66	24,296	2.11	1.96		(1.05)		120	(14)
C	23.52	(0.27)	7.26	6.99	—	—	—	30.51	29.72	176,392	1.90	1.90		(1.01)		120	(14)
I	30.14	(0.01)	9.36	9.35	—	—	—	39.49	31.02	1,288,778	0.92	0.92		(0.03)		120	(14)
R3	30.09	(0.19)	9.31	9.12	—	—	—	39.21	30.31	24,924	1.46	1.45		(0.56)		120	(14)
R4	30.64	(0.09)	9.51	9.42	—	—	—	40.06	30.74	44,353	1.15	1.15		(0.25)		120	(14)
R5	31.09	0.01	9.66	9.67	—	—	—	40.76	31.10	20,243	0.85	0.85		0.04		120	(14)
Y	31.25	0.05	9.72	9.77	—	—	—	41.02	31.26	57,712	0.75	0.75		0.14		120	(14)

The accompanying notes are an integral part of these financial statements.

128

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Healthcare Fund
For the Year Ended October 31, 2017
A	$30.96	$(0.12)	$7.04	$6.92	$—	$(3.02)	$(3.02)	$34.86	24.28%	$714,694	1.29%	1.29%	(0.36)%	23%
C	26.34	(0.30)	5.88	5.58	—	(3.02)	(3.02)	28.90	23.37	242,421	2.04	2.03	(1.10)	23
I	32.15	(0.04)	7.34	7.30	—	(3.02)	(3.02)	36.43	24.59	351,686	1.03	1.03	(0.11)	23
R3	31.87	(0.23)	7.25	7.02	—	(3.02)	(3.02)	35.87	23.87	45,673	1.61	1.61	(0.68)	23
R4	33.10	(0.13)	7.55	7.42	—	(3.02)	(3.02)	37.50	24.22	35,927	1.31	1.31	(0.38)	23
R5	34.23	(0.03)	7.85	7.82	—	(3.02)	(3.02)	39.03	24.62	6,888	1.01	1.01	(0.08)	23
Y	34.54	(0.01)	7.94	7.93	—	(3.02)	(3.02)	39.45	24.72	45,193	0.93	0.93	(0.02)	23
F(4)	33.96	0.01	2.48	2.49	—	—	—	36.45	7.33 (5)	61,710	0.90 (6)	0.90 (6)	0.04 (6)	23

For the Year Ended October 31, 2016
A	$38.70	$(0.12)	$(2.52)	$(2.64)	$(0.55)	$(4.55)	$(5.10)	$30.96	(8.11)%	$757,038	1.33%	1.33%	(0.36)%	35%
B	33.41	(0.36)	(2.15)	(2.51)	(0.13)	(4.55)	(4.68)	26.22	(8.94)	2,056	2.24	2.22	(1.26)	35
C	33.73	(0.31)	(2.15)	(2.46)	(0.38)	(4.55)	(4.93)	26.34	(8.78)	254,009	2.06	2.06	(1.10)	35
I	39.98	(0.03)	(2.61)	(2.64)	(0.64)	(4.55)	(5.19)	32.15	(7.86)	228,463	1.07	1.07	(0.09)	35
R3	39.69	(0.22)	(2.61)	(2.83)	(0.44)	(4.55)	(4.99)	31.87	(8.38)	43,993	1.62	1.62	(0.66)	35
R4	41.01	(0.13)	(2.69)	(2.82)	(0.54)	(4.55)	(5.09)	33.10	(8.09)	38,273	1.32	1.32	(0.36)	35
R5	42.22	(0.02)	(2.79)	(2.81)	(0.63)	(4.55)	(5.18)	34.23	(7.82)	5,342	1.03	1.03	(0.06)	35
Y	42.54	0.02	(2.80)	(2.78)	(0.67)	(4.55)	(5.22)	34.54	(7.72)	51,125	0.92	0.92	0.05	35

For the Year Ended October 31, 2015
A	$36.60	$(0.18)	$4.77	$4.59	$—	$(2.49)	$(2.49)	$38.70	13.19%	$914,414	1.28%	1.28%	(0.46)%	39%
B	32.18	(0.46)	4.18	3.72	—	(2.49)	(2.49)	33.41	12.23	6,239	2.15	2.15	(1.35)	39
C	32.42	(0.41)	4.21	3.80	—	(2.49)	(2.49)	33.73	12.40	310,668	2.02	2.02	(1.19)	39
I	37.63	(0.07)	4.91	4.84	—	(2.49)	(2.49)	39.98	13.51	266,553	1.01	1.01	(0.18)	39
R3	37.58	(0.31)	4.91	4.60	—	(2.49)	(2.49)	39.69	12.85	59,135	1.61	1.61	(0.78)	39
R4	38.64	(0.20)	5.06	4.86	—	(2.49)	(2.49)	41.01	13.19	51,253	1.30	1.30	(0.48)	39
R5	39.60	(0.08)	5.19	5.11	—	(2.49)	(2.49)	42.22	13.52	5,326	1.01	1.01	(0.18)	39
Y	39.85	(0.03)	5.21	5.18	—	(2.49)	(2.49)	42.54	13.64	8,834	0.90	0.90	(0.08)	39

For the Year Ended October 31, 2014
A	$28.05	$(0.13)	$8.68	$8.55	$—	$—	$—	$36.60	30.48%	$599,010	1.33%	1.33%	(0.40)%	28%
B	24.88	(0.36)	7.66	7.30	—	—	—	32.18	29.34	11,303	2.20	2.20	(1.27)	28
C	25.03	(0.32)	7.71	7.39	—	—	—	32.42	29.52	176,581	2.06	2.06	(1.13)	28
I	28.76	(0.04)	8.91	8.87	—	—	—	37.63	30.84	137,450	1.05	1.05	(0.12)	28
R3	28.89	(0.24)	8.93	8.69	—	—	—	37.58	30.08	40,482	1.64	1.64	(0.71)	28
R4	29.62	(0.14)	9.16	9.02	—	—	—	38.64	30.45	29,530	1.34	1.34	(0.41)	28
R5	30.27	(0.04)	9.37	9.33	—	—	—	39.60	30.82	2,323	1.05	1.05	(0.12)	28
Y	30.42	—	9.43	9.43	—	—	—	39.85	31.00	6,081	0.94	0.94	—	28

For the Year Ended October 31, 2013
A	$20.11	$(0.06)	$8.00	$7.94	$—	$—	$—	$28.05	39.48%	$415,323	1.40%	1.40%	(0.24)%	32%
B	17.99	(0.23)	7.12	6.89	—	—	—	24.88	38.30	14,697	2.29	2.26	(1.08)	32
C	18.07	(0.21)	7.17	6.96	—	—	—	25.03	38.52	116,641	2.11	2.11	(0.95)	32
I	20.55	0.01	8.20	8.21	—	—	—	28.76	39.95	79,005	1.08	1.08	0.06	32
R3	20.77	(0.13)	8.25	8.12	—	—	—	28.89	39.09	24,914	1.66	1.65	(0.51)	32
R4	21.22	(0.05)	8.45	8.40	—	—	—	29.62	39.59	17,817	1.36	1.35	(0.20)	32
R5	21.62	0.05	8.60	8.65	—	—	—	30.27	40.01	1,267	1.08	1.05	0.19	32
Y	21.71	0.05	8.66	8.71	—	—	—	30.42	40.12	4,056	0.96	0.96	0.20	32

The accompanying notes are an integral part of these financial statements.

129

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford MidCap Fund
For the Year Ended October 31, 2017
A	$24.25	$(0.11)	$7.00	$6.89	$—	$(0.78)	$(0.78)	$30.36	29.02%	$2,482,275	1.13%	1.12%	(0.38)%		30%
C	18.42	(0.23)	5.26	5.03	—	(0.78)	(0.78)	22.67	28.07	717,521	1.87	1.87	(1.12)		30
I	24.79	(0.05)	7.16	7.11	—	(0.78)	(0.78)	31.12	29.28	2,996,705	1.02	0.89	(0.17)		30
R3	26.88	(0.22)	7.76	7.54	—	(0.78)	(0.78)	33.64	28.59	90,582	1.47	1.47	(0.73)		30
R4	27.69	(0.14)	8.01	7.87	—	(0.78)	(0.78)	34.78	28.95	263,236	1.16	1.16	(0.43)		30
R5	28.24	(0.04)	8.17	8.13	—	(0.78)	(0.78)	35.59	29.32	356,166	0.86	0.86	(0.14)		30
R6	28.45	(0.05)	8.28	8.23	—	(0.78)	(0.78)	35.90	29.45	431,183	0.76	0.76	(0.14)		30
Y	28.44	(0.01)	8.23	8.22	—	(0.78)	(0.78)	35.88	29.43	1,847,676	0.78	0.78	(0.04)		30
F(4)	27.52	(0.03)	3.66	3.63	—	—	—	31.15	13.19 (5)	1,244,732	0.76 (6)	0.76 (6)	(0.15	)(6)	30

For the Year Ended October 31, 2016
A	$26.47	$(0.07)	$(0.22)	$(0.29)	$—	$(1.93)	$(1.93)	$24.25	(0.79)%	$2,041,826	1.17%	1.17%	(0.29)%		31%
B	20.13	(0.21)	(0.19)	(0.40)	—	(1.93)	(1.93)	17.80	(1.66)	16,842	2.06	2.06	(1.16)		31
C	20.73	(0.18)	(0.20)	(0.38)	—	(1.93)	(1.93)	18.42	(1.50)	611,311	1.89	1.89	(1.01)		31
I	26.96	(0.04)	(0.20)	(0.24)	—	(1.93)	(1.93)	24.79	(0.57)	1,725,700	1.02	1.02	(0.18)		31
R3	29.20	(0.16)	(0.23)	(0.39)	—	(1.93)	(1.93)	26.88	(1.07)	71,711	1.48	1.48	(0.59)		31
R4	29.93	(0.08)	(0.23)	(0.31)	—	(1.93)	(1.93)	27.69	(0.76)	165,137	1.18	1.18	(0.30)		31
R5	30.39	—	(0.22)	(0.22)	—	(1.93)	(1.93)	28.24	(0.47)	193,533	0.87	0.87	—		31
R6	30.58	—	(0.20)	(0.20)	—	(1.93)	(1.93)	28.45	(0.36)	26,352	0.77	0.77	0.01		31
Y	30.57	0.03	(0.23)	(0.20)	—	(1.93)	(1.93)	28.44	(0.36)	1,490,965	0.77	0.77	0.10		31

For the Year Ended October 31, 2015
A	$27.38	$(0.09)	$1.85	$1.76	$—	$(2.67)	$(2.67)	$26.47	7.28%	$2,048,529	1.14%	1.14%	(0.35)%		29%
B	21.65	(0.25)	1.40	1.15	—	(2.67)	(2.67)	20.13	6.28	24,665	2.03	2.03	(1.22)		29
C	22.18	(0.23)	1.45	1.22	—	(2.67)	(2.67)	20.73	6.46	626,345	1.88	1.88	(1.09)		29
I	27.78	(0.02)	1.87	1.85	—	(2.67)	(2.67)	26.96	7.52	702,566	0.87	0.87	(0.09)		29
R3	30.02	(0.20)	2.05	1.85	—	(2.67)	(2.67)	29.20	6.91	76,925	1.47	1.47	(0.69)		29
R4	30.61	(0.11)	2.10	1.99	—	(2.67)	(2.67)	29.93	7.26	135,698	1.16	1.16	(0.39)		29
R5	30.96	(0.03)	2.13	2.10	—	(2.67)	(2.67)	30.39	7.59	164,879	0.86	0.86	(0.09)		29
R6(8)	31.11	(0.04)	2.18	2.14	—	(2.67)	(2.67)	30.58	7.65 (5)	1,230	0.77 (6)	0.77 (6)	(0.13	)(6)	29
Y	31.10	0.01	2.13	2.14	—	(2.67)	(2.67)	30.57	7.66	1,201,917	0.76	0.76	0.04		29

For the Year Ended October 31, 2014
A	$25.67	$(0.10)	$3.82	$3.72	$—	$(2.01)	$(2.01)	$27.38	15.57%	$1,891,075	1.15%	1.15%	(0.40)%		34%
B	20.88	(0.27)	3.05	2.78	—	(2.01)	(2.01)	21.65	14.56	29,446	2.05	2.05	(1.29)		34
C	21.30	(0.24)	3.13	2.89	—	(2.01)	(2.01)	22.18	14.81	544,154	1.88	1.88	(1.13)		34
I	25.95	(0.04)	3.88	3.84	—	(2.01)	(2.01)	27.78	15.89	550,720	0.90	0.90	(0.17)		34
R3	28.03	(0.21)	4.21	4.00	—	(2.01)	(2.01)	30.02	15.24	56,403	1.47	1.47	(0.72)		34
R4	28.47	(0.12)	4.27	4.15	—	(2.01)	(2.01)	30.61	15.55	94,232	1.16	1.16	(0.41)		34
R5	28.69	(0.03)	4.31	4.28	—	(2.01)	(2.01)	30.96	15.91	110,364	0.86	0.86	(0.11)		34
Y	28.77	(0.01)	4.35	4.34	—	(2.01)	(2.01)	31.10	16.08	1,078,695	0.76	0.76	(0.02)		34

For the Year Ended October 31, 2013
A	$20.44	$(0.03)	$6.56	$6.53	$—	$(1.30)	$(1.30)	$25.67	34.17%	$1,847,041	1.20%	1.20%	(0.14)%		38%
B	17.00	(0.18)	5.36	5.18	—	(1.30)	(1.30)	20.88	33.01	33,232	2.11	2.07	(1.00)		38
C	17.29	(0.16)	5.47	5.31	—	(1.30)	(1.30)	21.30	33.21	474,663	1.91	1.91	(0.85)		38
I	20.65	0.02	6.63	6.65	(0.05)	(1.30)	(1.35)	25.95	34.48	277,953	0.96	0.96	0.09		38
R3	22.25	(0.10)	7.18	7.08	—	(1.30)	(1.30)	28.03	33.80	47,837	1.48	1.48	(0.43)		38
R4	22.51	(0.03)	7.29	7.26	—	(1.30)	(1.30)	28.47	34.24	77,603	1.17	1.17	(0.13)		38
R5	22.69	0.04	7.33	7.37	(0.07)	(1.30)	(1.37)	28.69	34.60	91,163	0.87	0.87	0.17		38
Y	22.75	0.07	7.34	7.41	(0.09)	(1.30)	(1.39)	28.77	34.73	872,297	0.77	0.77	0.28		38

The accompanying notes are an integral part of these financial statements.

130

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford MidCap Value Fund
For the Year Ended October 31, 2017
A	$13.98	$0.01	$2.65	$2.66	$—	$(1.02)	$(1.02)	$15.62	19.67%	$291,082	1.23%	1.23%		0.06%	40%
C	11.90	(0.08)	2.23	2.15	—	(1.02)	(1.02)	13.03	18.66	35,520	1.96	1.96		(0.67)	40
I	14.09	0.03	2.67	2.70	(0.05)	(1.02)	(1.07)	15.72	19.81	43,342	1.20	1.10		0.20	40
R3	14.67	(0.04)	2.78	2.74	—	(1.02)	(1.02)	16.39	19.26	11,923	1.52	1.52		(0.23)	40
R4	14.87	0.01	2.82	2.83	—	(1.02)	(1.02)	16.68	19.58	12,637	1.21	1.21		0.08	40
R5	15.03	0.06	2.86	2.92	(0.05)	(1.02)	(1.07)	16.88	20.06	11,445	0.91	0.91		0.38	40
Y	15.07	0.08	2.86	2.94	(0.06)	(1.02)	(1.08)	16.93	20.10	28,403	0.82	0.82		0.48	40
F(4)	14.97	0.05	0.74	0.79	—	—	—	15.76	5.28 (5)	238,682	0.81 (6)	0.81	(6)	0.46 (6)	40

For the Year Ended October 31, 2016
A	$15.11	$0.03	$(0.03)	$—	$(0.02)	$(1.11)	$(1.13)	$13.98	0.18%	$246,023	1.30%	1.30	%(15)	0.18%	56%
B	13.15	(0.07)	(0.03)	(0.10)	—	(1.11)	(1.11)	11.94	(0.57)	637	2.42	2.12	(15)	(0.63)	56
C	13.09	(0.06)	(0.02)	(0.08)	—	(1.11)	(1.11)	11.90	(0.42)	35,965	2.02	2.02	(15)	(0.54)	56
I	15.22	0.05	(0.01)	0.04	(0.06)	(1.11)	(1.17)	14.09	0.48	83,155	1.06	1.06	(15)	0.39	56
R3	15.82	(0.01)	(0.03)	(0.04)	—	(1.11)	(1.11)	14.67	(0.07)	11,396	1.56	1.56	(15)	(0.07)	56
R4	15.99	0.03	(0.02)	0.01	(0.02)	(1.11)	(1.13)	14.87	0.30	13,448	1.25	1.25	(15)	0.23	56
R5	16.15	0.08	(0.03)	0.05	(0.06)	(1.11)	(1.17)	15.03	0.54	9,831	0.95	0.95	(15)	0.52	56
Y	16.19	0.09	(0.03)	0.06	(0.07)	(1.11)	(1.18)	15.07	0.63	79,990	0.85	0.85	(15)	0.63	56

For the Year Ended October 31, 2015
A	$16.73	$0.02	$0.25	$0.27	$(0.02)	$(1.87)	$(1.89)	$15.11	2.28%	$229,953	1.25%	1.25%		0.11%	33%
B	14.91	(0.10)	0.21	0.11	—	(1.87)	(1.87)	13.15	1.37	1,417	2.28	2.09		(0.75)	33
C	14.84	(0.08)	0.20	0.12	—	(1.87)	(1.87)	13.09	1.45	41,149	1.97	1.97		(0.62)	33
I	16.85	0.07	0.25	0.32	(0.08)	(1.87)	(1.95)	15.22	2.57	29,987	0.92	0.92		0.42	33
R3	17.45	(0.03)	0.27	0.24	—	(1.87)	(1.87)	15.82	1.97	10,204	1.52	1.52		(0.19)	33
R4	17.61	0.02	0.27	0.29	(0.04)	(1.87)	(1.91)	15.99	2.26	11,711	1.21	1.21		0.15	33
R5	17.75	0.07	0.28	0.35	(0.08)	(1.87)	(1.95)	16.15	2.62	7,564	0.92	0.92		0.44	33
Y	17.78	0.09	0.28	0.37	(0.09)	(1.87)	(1.96)	16.19	2.73	158,691	0.81	0.81		0.54	33

For the Year Ended October 31, 2014
A	$16.44	$0.03	$1.81	$1.84	$—	$(1.55)	$(1.55)	$16.73	12.32%	$222,876	1.27%	1.27%		0.19%	43%
B	14.93	(0.09)	1.62	1.53	—	(1.55)	(1.55)	14.91	11.41	2,156	2.28	2.10		(0.63)	43
C	14.85	(0.08)	1.62	1.54	—	(1.55)	(1.55)	14.84	11.56	41,382	1.99	1.99		(0.53)	43
I	16.49	0.09	1.82	1.91	—	(1.55)	(1.55)	16.85	12.75	37,414	0.92	0.92		0.53	43
R3	17.12	(0.01)	1.89	1.88	—	(1.55)	(1.55)	17.45	12.05	10,187	1.53	1.53		(0.08)	43
R4	17.21	0.04	1.91	1.95	—	(1.55)	(1.55)	17.61	12.42	9,476	1.22	1.22		0.22	43
R5	17.29	0.09	1.92	2.01	—	(1.55)	(1.55)	17.75	12.73	2,851	0.93	0.93		0.52	43
Y	17.31	0.11	1.91	2.02	—	(1.55)	(1.55)	17.78	12.79	166,729	0.82	0.82		0.63	43

For the Year Ended October 31, 2013
A	$12.58	$0.02	$3.97	$3.99	$(0.13)	$—	$(0.13)	$16.44	32.01%	$207,552	1.31%	1.31%		0.11%	59%
B	11.40	(0.09)	3.62	3.53	—	—	—	14.93	30.96	2,819	2.33	2.10		(0.68)	59
C	11.38	(0.08)	3.60	3.52	(0.05)	—	(0.05)	14.85	31.07	38,067	2.01	2.01		(0.60)	59
I	12.62	0.06	3.99	4.05	(0.18)	—	(0.18)	16.49	32.49	18,791	0.96	0.96		0.43	59
R3	13.12	(0.02)	4.15	4.13	(0.13)	—	(0.13)	17.12	31.68	5,089	1.53	1.53		(0.12)	59
R4	13.17	0.03	4.16	4.19	(0.15)	—	(0.15)	17.21	32.11	4,903	1.22	1.22		0.18	59
R5	13.23	0.06	4.19	4.25	(0.19)	—	(0.19)	17.29	32.46	1,309	0.93	0.93		0.38	59
Y	13.24	0.09	4.18	4.27	(0.20)	—	(0.20)	17.31	32.64	150,335	0.82	0.82		0.60	59

The accompanying notes are an integral part of these financial statements.

131

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
Hartford Small Cap Core Fund
For the Year Ended October 31, 2017
A	$11.56	$0.04	$2.63		$2.67	$(0.10)	$—	$(0.10)	$14.13	23.19%		$53,057	1.28%	1.27%		0.32%	83%
C	10.58	(0.05)	2.40		2.35	(0.02)	—	(0.02)	12.91	22.24		11,081	2.03	2.01		(0.41)	83
I	11.58	0.08	2.63		2.71	(0.14)	—	(0.14)	14.15	23.53		3,225	1.01	1.00		0.60	83
R3	11.87	0.01	2.69		2.70	(0.07)	—	(0.07)	14.50	22.79		723	1.63	1.50		0.09	83
R4	11.94	0.05	2.70		2.75	(0.08)	—	(0.08)	14.61	23.11		113	1.36	1.20		0.36	83
R5	11.96	0.10	2.71		2.81	(0.14)	—	(0.14)	14.63	23.63		44	1.01	0.90		0.74	83
Y	12.00	0.11	2.71		2.82	(0.16)	—	(0.16)	14.66	23.58		1,242	0.86	0.85		0.78	83
F(4)	13.22	0.05	0.89		0.94	—	—	—	14.16	7.11	(5)	86,675	0.88 (6)	0.85	(6)	0.52 (6)	83

For the Year Ended October 31, 2016
A	$12.35	$0.10	$(0.15	)(16)	$(0.05)	$(0.02)	$(0.72)	$(0.74)	$11.56	(0.22)%		$46,270	1.35%	1.31	%(17)	0.85%	94%
B	11.58	0.01	(0.14	)(16)	(0.13)	—	(0.72)	(0.72)	10.73	(0.93)		798	2.25	2.06	(17)	0.10	94
C	11.43	0.01	(0.14	)(16)	(0.13)	—	(0.72)	(0.72)	10.58	(0.94)		10,410	2.08	2.06	(17)	0.11	94
I	12.38	0.13	(0.15	)(16)	(0.02)	(0.06)	(0.72)	(0.78)	11.58	0.05		2,582	1.01	1.00	(17)	1.17	94
R3	12.67	0.08	(0.16	)(16)	(0.08)	—	(0.72)	(0.72)	11.87	(0.43)		734	1.61	1.51	(17)	0.65	94
R4	12.72	0.11	(0.15	)(16)	(0.04)	(0.02)	(0.72)	(0.74)	11.94	(0.09)		267	1.30	1.21	(17)	0.96	94
R5	12.78	0.13	(0.14	)(16)	(0.01)	(0.09)	(0.72)	(0.81)	11.96	0.16		44	1.00	0.91	(17)	1.08	94
Y	12.77	0.16	(0.15	)(16)	0.01	(0.06)	(0.72)	(0.78)	12.00	0.31		110,028	0.88	0.86	(17)	1.36	94

For the Year Ended October 31, 2015
A	$13.89	$0.11	$(0.28)		$(0.17)	$(0.08)	$(1.29)	$(1.37)	$12.35	(1.17)%		$51,249	1.40%	1.29%		0.85%	112%
B	13.12	0.01	(0.26)		(0.25)	—	(1.29)	(1.29)	11.58	(1.92)		1,792	2.28	2.05		0.12	112
C	12.96	0.01	(0.25)		(0.24)	—	(1.29)	(1.29)	11.43	(1.86)		12,905	2.14	2.04		0.10	112
I(10)	13.40	0.08	(1.10)		(1.02)	—	—	—	12.38	(7.61	)(5)	2,429	1.12 (6)	0.99	(6)	1.01 (6)	112
R3	14.21	0.09	(0.28)		(0.19)	(0.06)	(1.29)	(1.35)	12.67	(1.29)		830	1.70	1.50		0.64	112
R4	14.26	0.13	(0.27)		(0.14)	(0.11)	(1.29)	(1.40)	12.72	(0.97)		608	1.37	1.20		0.94	112
R5	14.32	0.17	(0.29)		(0.12)	(0.13)	(1.29)	(1.42)	12.78	(0.75)		218	1.06	0.90		1.23	112
Y	14.31	0.16	(0.27)		(0.11)	(0.14)	(1.29)	(1.43)	12.77	(0.71)		1,312	0.96	0.85		1.23	112

For the Year Ended October 31, 2014
A	$14.77	$0.10	$1.11		$1.21	$(0.14)	$(1.95)	$(2.09)	$13.89	9.22%		$54,722	1.41%	1.30%		0.75%	116%
B	14.06	—	1.05		1.05	(0.04)	(1.95)	(1.99)	13.12	8.39		3,119	2.32	2.05		0.01	116
C	13.94	—	1.03		1.03	(0.06)	(1.95)	(2.01)	12.96	8.39		13,603	2.16	2.05		—	116
R3	15.10	0.07	1.14		1.21	(0.15)	(1.95)	(2.10)	14.21	8.99		587	1.70	1.50		0.53	116
R4	15.10	0.11	1.14		1.25	(0.14)	(1.95)	(2.09)	14.26	9.31		516	1.37	1.20		0.81	116
R5	15.16	0.16	1.14		1.30	(0.19)	(1.95)	(2.14)	14.32	9.62		204	1.05	0.90		1.14	116
Y	15.14	0.17	1.14		1.31	(0.19)	(1.95)	(2.14)	14.31	9.75		247	0.96	0.85		1.20	116

For the Year Ended October 31, 2013
A	$11.21	$0.19	$3.50		$3.69	$(0.13)	$—	$(0.13)	$14.77	33.23%		$51,393	1.43%	1.30%		1.48%	140%
B	10.68	0.09	3.34		3.43	(0.05)	—	(0.05)	14.06	32.21		4,337	2.35	2.05		0.77	140
C	10.60	0.09	3.30		3.39	(0.05)	—	(0.05)	13.94	32.12		12,315	2.18	2.05		0.73	140
R3	11.47	0.14	3.61		3.75	(0.12)	—	(0.12)	15.10	32.93		598	1.68	1.50		1.05	140
R4	11.48	0.23	3.55		3.78	(0.16)	—	(0.16)	15.10	33.25		172	1.34	1.20		1.75	140
R5	11.51	0.25	3.58		3.83	(0.18)	—	(0.18)	15.16	33.71		169	1.04	0.90		1.87	140
Y	11.51	0.29	3.53		3.82	(0.19)	—	(0.19)	15.14	33.59		224	0.93	0.85		2.33	140

The accompanying notes are an integral part of these financial statements.

132

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)	Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Cap Growth Fund
For the Year Ended October 31, 2017
A	$44.55	$(0.25)	$13.25		$13.00	$—	$(0.31)	$(0.31)	$57.24	29.28%	$215,743	1.17%	1.16%	(0.48)%		56%
C	34.78	(0.48)	10.30		9.82	—	(0.31)	(0.31)	44.29	28.36	36,531	1.89	1.88	(1.19)		56
I	45.79	(0.18)	13.67		13.49	—	(0.31)	(0.31)	58.97	29.56	429,401	1.03	0.95	(0.33)		56
R3	44.42	(0.41)	13.19		12.78	—	(0.31)	(0.31)	56.89	28.87	14,427	1.48	1.48	(0.79)		56
R4	45.90	(0.26)	13.65		13.39	—	(0.31)	(0.31)	58.98	29.27	76,315	1.16	1.16	(0.48)		56
R5	47.52	(0.10)	14.15		14.05	—	(0.31)	(0.31)	61.26	29.67	118,794	0.86	0.86	(0.17)		56
R6	47.94	(0.06)	14.30		14.24	—	(0.31)	(0.31)	61.87	29.80	10,596	0.76	0.76	(0.11)		56
Y	48.00	(0.05)	14.29		14.24	—	(0.31)	(0.31)	61.93	29.76	370,006	0.78	0.78	(0.09)		56
F(4)	52.62	(0.09)	6.53		6.44	—	—	—	59.06	12.24 (5)	47,409	0.75 (6)	0.75 (6)	(0.24	)(6)	56

For the Year Ended October 31, 2016
A	$48.56	$(0.19)	$0.11	(16)	$(0.08)	$—	$(3.93)	$(3.93)	$44.55	0.02%	$197,738	1.25%	1.25%	(0.44)%		45%
B	39.35	(0.43)	0.05	(16)	(0.38)	—	(3.93)	(3.93)	35.04	(0.84)	606	2.35	2.09	(1.23)		45
C	39.03	(0.39)	0.07	(16)	(0.32)	—	(3.93)	(3.93)	34.78	(0.65)	37,807	1.94	1.94	(1.13)		45
I	49.68	(0.07)	0.11	(16)	0.04	—	(3.93)	(3.93)	45.79	0.28	137,606	0.99	0.99	(0.16)		45
R3	48.54	(0.30)	0.11	(16)	(0.19)	—	(3.93)	(3.93)	44.42	(0.24)	12,708	1.51	1.51	(0.70)		45
R4	49.87	(0.18)	0.14	(16)	(0.04)	—	(3.93)	(3.93)	45.90	0.09	66,273	1.19	1.19	(0.39)		45
R5	51.35	(0.04)	0.14	(16)	0.10	—	(3.93)	(3.93)	47.52	0.40	102,166	0.89	0.89	(0.09)		45
R6	51.73	(0.04)	0.18	(16)	0.14	—	(3.93)	(3.93)	47.94	0.46	4,072	0.79	0.79	(0.09)		45
Y	51.78	0.01	0.14	(16)	0.15	—	(3.93)	(3.93)	48.00	0.50	290,401	0.79	0.79	0.01		45

For the Year Ended October 31, 2015
A	$48.63	$(0.20)	$2.25		$2.05	$—	$(2.12)	$(2.12)	$48.56	4.37%	$243,999	1.21%	1.21%	(0.40)%		70%
B	40.12	(0.48)	1.83		1.35	—	(2.12)	(2.12)	39.35	3.54	1,500	2.20	2.03	(1.18)		70
C	39.77	(0.45)	1.83		1.38	—	(2.12)	(2.12)	39.03	3.62	49,549	1.91	1.91	(1.11)		70
I	49.55	(0.06)	2.31		2.25	—	(2.12)	(2.12)	49.68	4.70	209,184	0.92	0.92	(0.13)		70
R3	48.74	(0.36)	2.28		1.92	—	(2.12)	(2.12)	48.54	4.10	16,184	1.48	1.48	(0.70)		70
R4	49.86	(0.20)	2.33		2.13	—	(2.12)	(2.12)	49.87	4.44	74,037	1.17	1.17	(0.38)		70
R5	51.13	(0.05)	2.39		2.34	—	(2.12)	(2.12)	51.35	4.74	115,719	0.87	0.87	(0.10)		70
R6(8)	51.80	(0.02)	2.07		2.05	—	(2.12)	(2.12)	51.73	4.13 (5)	14	0.87 (6)	0.87 (6)	(0.05	)(6)	70
Y	51.49	0.01	2.40		2.41	—	(2.12)	(2.12)	51.78	4.84	314,145	0.77	0.77	0.02		70

For the Year Ended October 31, 2014
A	$47.96	$(0.26)	$4.36		$4.10	$—	$(3.43)	$(3.43)	$48.63	9.02%	$239,697	1.28%	1.28%	(0.55)%		61%
B	40.45	(0.54)	3.64		3.10	—	(3.43)	(3.43)	40.12	8.16	2,695	2.26	2.11	(1.36)		61
C	40.08	(0.49)	3.61		3.12	—	(3.43)	(3.43)	39.77	8.30	44,184	1.97	1.97	(1.24)		61
I	48.67	(0.12)	4.43		4.31	—	(3.43)	(3.43)	49.55	9.34	114,450	0.97	0.97	(0.25)		61
R3	48.17	(0.38)	4.38		4.00	—	(3.43)	(3.43)	48.74	8.76	8,744	1.53	1.53	(0.81)		61
R4	49.06	(0.25)	4.48		4.23	—	(3.43)	(3.43)	49.86	9.09	47,028	1.22	1.22	(0.52)		61
R5	50.07	(0.11)	4.60		4.49	—	(3.43)	(3.43)	51.13	9.45	39,856	0.91	0.91	(0.22)		61
Y	50.36	(0.05)	4.61		4.56	—	(3.43)	(3.43)	51.49	9.54	213,384	0.81	0.81	(0.10)		61

For the Year Ended October 31, 2013
A	$34.72	$(0.15)	$13.39		$13.24	$—	$—	$—	$47.96	38.13%	$226,795	1.40%	1.40%	(0.37)%		90%
B	29.50	(0.36)	11.31		10.95	—	—	—	40.45	37.12	4,552	2.40	2.15	(1.05)		90
C	29.21	(0.40)	11.27		10.87	—	—	—	40.08	37.21	33,255	2.08	2.08	(1.13)		90
I	35.10	(0.05)	13.62		13.57	—	—	—	48.67	38.66	71,601	1.04	1.04	(0.13)		90
R3	34.93	(0.26)	13.50		13.24	—	—	—	48.17	37.90	8,280	1.59	1.59	(0.62)		90
R4	35.47	(0.19)	13.78		13.59	—	—	—	49.06	38.31	17,412	1.27	1.27	(0.44)		90
R5	36.10	(0.10)	14.07		13.97	—	—	—	50.07	38.70	3,579	0.97	0.97	(0.22)		90
Y	36.27	0.03	14.06		14.09	—	—	—	50.36	38.85	121,003	0.87	0.87	0.07		90

The accompanying notes are an integral part of these financial statements.

133

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
The Hartford Small Company Fund
For the Year Ended October 31, 2017
A	$15.74	$(0.12)	$4.72	$4.60	$—	$—	$—	$20.34	29.16%		$252,187	1.39%	1.37%		(0.64)%		109%
C	11.60	(0.19)	3.46	3.27	—	—	—	14.87	28.19		26,529	2.12	2.10		(1.40)		109
I	16.43	(0.10)	4.94	4.84	—	—	—	21.27	29.40		28,052	1.49	1.15		(0.51)		109
R3	17.05	(0.17)	5.10	4.93	—	—	—	21.98	28.91		23,932	1.63	1.55		(0.84)		109
R4	17.89	(0.11)	5.36	5.25	—	—	—	23.14	29.29		23,080	1.32	1.25		(0.53)		109
R5	18.67	(0.04)	5.58	5.54	—	—	—	24.21	29.67		3,263	1.06	0.95		(0.20)		109
R6	18.99	(0.09)	5.74	5.65	—	—	—	24.64	29.75		78	1.07	0.90		(0.38)		109
Y	18.99	(0.02)	5.67	5.65	—	—	—	24.64	29.70		33,040	0.94	0.90		(0.08)		109
F(4)	18.76	(0.05)	2.59	2.54	—	—	—	21.30	13.49	(5)	81,831	0.92 (6)	0.90	(6)	(0.38	)(6)	109

For the Year Ended October 31, 2016
A	$19.36	$(0.14)	$(0.90)	$(1.04)	$—	$(2.58)	$(2.58)	$15.74	(5.73)%		$262,618	1.45%	1.43	%(18)	(0.87)%		81%
B	15.08	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.62	(6.40)		862	2.46	2.17	(18)	(1.59)		81
C	15.06	(0.19)	(0.69)	(0.88)	—	(2.58)	(2.58)	11.60	(6.41)		25,586	2.14	2.14	(18)	(1.58)		81
I	20.04	(0.10)	(0.93)	(1.03)	—	(2.58)	(2.58)	16.43	(5.45)		41,881	1.24	1.18	(18)	(0.61)		81
R3	20.77	(0.18)	(0.96)	(1.14)	—	(2.58)	(2.58)	17.05	(5.83)		29,662	1.62	1.58	(18)	(1.02)		81
R4	21.61	(0.13)	(1.01)	(1.14)	—	(2.58)	(2.58)	17.89	(5.58)		27,834	1.31	1.28	(18)	(0.71)		81
R5	22.37	(0.07)	(1.05)	(1.12)	—	(2.58)	(2.58)	18.67	(5.27)		5,283	1.00	0.97	(18)	(0.37)		81
R6	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		9	0.90	0.90	(18)	(0.34)		81
Y	22.69	(0.06)	(1.06)	(1.12)	—	(2.58)	(2.58)	18.99	(5.18)		98,620	0.90	0.90	(18)	(0.33)		81

For the Year Ended October 31, 2015
A	$24.83	$(0.17)	$(1.21)	$(1.38)	$—	$(4.09)	$(4.09)	$19.36	(6.22)%		$327,509	1.34%	1.34%		(0.77)%		96%
B	20.40	(0.27)	(0.96)	(1.23)	—	(4.09)	(4.09)	15.08	(6.98)		2,531	2.30	2.13		(1.56)		96
C	20.36	(0.25)	(0.96)	(1.21)	—	(4.09)	(4.09)	15.06	(6.87)		35,455	2.04	2.04		(1.47)		96
I	25.51	(0.12)	(1.26)	(1.38)	—	(4.09)	(4.09)	20.04	(6.03)		69,569	1.11	1.11		(0.55)		96
R3	26.39	(0.23)	(1.30)	(1.53)	—	(4.09)	(4.09)	20.77	(6.46)		35,865	1.54	1.54		(0.98)		96
R4	27.21	(0.17)	(1.34)	(1.51)	—	(4.09)	(4.09)	21.61	(6.15)		41,922	1.24	1.24		(0.68)		96
R5	27.95	(0.09)	(1.40)	(1.49)	—	(4.09)	(4.09)	22.37	(5.88)		30,053	0.97	0.95		(0.35)		96
R6(8)	28.20	(0.08)	(1.34)	(1.42)	—	(4.09)	(4.09)	22.69	(5.56	)(5)	9	0.91 (6)	0.90	(6)	(0.32	)(6)	96
Y	28.27	(0.07)	(1.42)	(1.49)	—	(4.09)	(4.09)	22.69	(5.80)		279,594	0.85	0.85		(0.28)		96

For the Year Ended October 31, 2014
A	$24.58	$(0.24)	$3.26	$3.02	$—	$(2.77)	$(2.77)	$24.83	13.49%		$355,056	1.34%	1.34%		(1.01)%		92%
B	20.82	(0.36)	2.71	2.35	—	(2.77)	(2.77)	20.40	12.61		4,730	2.29	2.15		(1.80)		92
C	20.77	(0.34)	2.70	2.36	—	(2.77)	(2.77)	20.36	12.70		38,351	2.05	2.05		(1.71)		92
I	25.12	(0.19)	3.35	3.16	—	(2.77)	(2.77)	25.51	13.78		60,425	1.10	1.10		(0.77)		92
R3	26.00	(0.31)	3.47	3.16	—	(2.77)	(2.77)	26.39	13.27		60,124	1.55	1.55		(1.21)		92
R4	26.65	(0.24)	3.57	3.33	—	(2.77)	(2.77)	27.21	13.62		66,353	1.25	1.25		(0.91)		92
R5	27.23	(0.16)	3.65	3.49	—	(2.77)	(2.77)	27.95	13.95		7,585	0.97	0.95		(0.61)		92
Y	27.48	(0.14)	3.70	3.56	—	(2.77)	(2.77)	28.27	14.08		337,933	0.85	0.85		(0.51)		92

For the Year Ended October 31, 2013
A	$19.52	$(0.16)	$6.56	$6.40	$—	$(1.34)	$(1.34)	$24.58	35.44%		$320,630	1.39%	1.39%		(0.73)%		106%
B	16.87	(0.27)	5.56	5.29	—	(1.34)	(1.34)	20.82	34.34		6,062	2.35	2.15		(1.47)		106
C	16.82	(0.26)	5.55	5.29	—	(1.34)	(1.34)	20.77	34.45		38,428	2.09	2.09		(1.43)		106
I	19.87	(0.11)	6.70	6.59	—	(1.34)	(1.34)	25.12	35.79		38,749	1.14	1.14		(0.52)		106
R3	20.61	(0.20)	6.93	6.73	—	(1.34)	(1.34)	26.00	35.15		57,652	1.56	1.55		(0.88)		106
R4	21.03	(0.14)	7.10	6.96	—	(1.34)	(1.34)	26.65	35.56		67,467	1.26	1.25		(0.59)		106
R5	21.39	(0.06)	7.24	7.18	—	(1.34)	(1.34)	27.23	36.02		8,321	0.99	0.95		(0.25)		106
Y	21.56	(0.05)	7.31	7.26	—	(1.34)	(1.34)	27.48	36.12		320,003	0.86	0.86		(0.20)		106

The accompanying notes are an integral part of these financial statements.

134

Domestic Equity Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —									— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover
The Hartford Value Opportunities Fund
For the Year Ended October 31, 2017
A	$17.94	$0.19	$2.64	$2.83	$(0.14)	$(0.14)	$(0.28)	$20.49	15.89%	$180,059	1.20%	1.20%		0.95%	39%
C	15.52	0.04	2.28	2.32	(0.03)	(0.14)	(0.17)	17.67	15.05	20,312	1.93	1.93		0.22	39
I	17.75	0.24	2.60	2.84	(0.20)	(0.14)	(0.34)	20.25	16.19	15,561	0.94	0.94		1.22	39
R3	18.13	0.13	2.66	2.79	(0.08)	(0.14)	(0.22)	20.70	15.48	1,448	1.54	1.53		0.63	39
R4	18.34	0.19	2.70	2.89	(0.14)	(0.14)	(0.28)	20.95	15.87	7,550	1.20	1.20		0.96	39
R5	18.49	0.23	2.75	2.98	(0.20)	(0.14)	(0.34)	21.13	16.25	480	0.91	0.91		1.17	39
Y	18.55	0.27	2.73	3.00	(0.22)	(0.14)	(0.36)	21.19	16.32	1,052	0.83	0.83		1.31	39
F(4)	19.58	0.16	0.52	0.68	—	—	—	20.26	3.47 (5)	12,030	0.80 (6)	0.80	(6)	1.17 (6)	39

For the Year Ended October 31, 2016
A	$18.66	$0.16	$0.57	$0.73	$(0.21)	$(1.24)	$(1.45)	$17.94	4.71%	$187,475	1.25%	1.25	%(19)	0.93%	41%
B	16.45	0.02	0.48	0.50	(0.01)	(1.24)	(1.25)	15.70	3.75	695	2.41	2.11	(19)	0.11	41
C	16.34	0.03	0.49	0.52	(0.10)	(1.24)	(1.34)	15.52	3.93	22,223	1.97	1.97	(19)	0.21	41
I	18.47	0.21	0.57	0.78	(0.26)	(1.24)	(1.50)	17.75	5.03	19,139	0.92	0.92	(19)	1.23	41
R3	18.83	0.11	0.58	0.69	(0.15)	(1.24)	(1.39)	18.13	4.39	2,783	1.54	1.54	(19)	0.64	41
R4	19.03	0.17	0.59	0.76	(0.21)	(1.24)	(1.45)	18.34	4.73	8,720	1.22	1.22	(19)	0.96	41
R5	19.19	0.22	0.59	0.81	(0.27)	(1.24)	(1.51)	18.49	5.04	2,025	0.92	0.92	(19)	1.27	41
Y	19.24	0.26	0.58	0.84	(0.29)	(1.24)	(1.53)	18.55	5.14	845	0.81	0.81		1.46	41

For the Year Ended October 31, 2015
A	$20.45	$0.21	$(0.47)	$(0.26)	$(0.13)	$(1.40)	$(1.53)	$18.66	(1.20)%	$207,339	1.21%	1.21%		1.10%	55%
B	18.22	0.03	(0.40)	(0.37)	—	(1.40)	(1.40)	16.45	(1.94)	1,909	2.28	1.97		0.19	55
C	18.14	0.06	(0.42)	(0.36)	(0.04)	(1.40)	(1.44)	16.34	(1.90)	26,763	1.93	1.93		0.36	55
I	20.25	0.27	(0.45)	(0.18)	(0.20)	(1.40)	(1.60)	18.47	(0.78)	27,168	0.88	0.88		1.41	55
R3	20.62	0.15	(0.46)	(0.31)	(0.08)	(1.40)	(1.48)	18.83	(1.45)	3,657	1.52	1.49		0.79	55
R4	20.82	0.22	(0.47)	(0.25)	(0.14)	(1.40)	(1.54)	19.03	(1.11)	11,942	1.19	1.18		1.11	55
R5	20.95	0.28	(0.48)	(0.20)	(0.16)	(1.40)	(1.56)	19.19	(0.87)	2,487	0.90	0.88		1.41	55
Y	21.03	0.30	(0.49)	(0.19)	(0.20)	(1.40)	(1.60)	19.24	(0.77)	1,618	0.79	0.79		1.50	55

For the Year Ended October 31, 2014
A	$18.31	$0.17	$2.05	$2.22	$(0.08)	$—	$(0.08)	$20.45	12.18%	$237,539	1.25%	1.25%		0.87%	74	%(20)
B	16.36	0.03	1.83	1.86	—	—	—	18.22	11.37	3,928	2.27	1.97		0.19	74	(20)
C	16.29	0.02	1.83	1.85	—	—	—	18.14	11.36	31,729	1.95	1.95		0.12	74	(20)
I	18.12	0.23	2.03	2.26	(0.13)	—	(0.13)	20.25	12.56	44,306	0.87	0.87		1.17	74	(20)
R3	18.50	0.13	2.05	2.18	(0.06)	—	(0.06)	20.62	11.84	4,528	1.53	1.47		0.63	74	(20)
R4	18.64	0.18	2.09	2.27	(0.09)	—	(0.09)	20.82	12.24	13,626	1.21	1.17		0.91	74	(20)
R5	18.76	0.24	2.10	2.34	(0.15)	—	(0.15)	20.95	12.52	2,735	0.88	0.85		1.15	74	(20)
Y	18.82	0.21	2.16	2.37	(0.16)	—	(0.16)	21.03	12.64	1,841	0.83	0.83		1.07	74	(20)

For the Year Ended October 31, 2013
A	$14.02	$0.11	$4.40	$4.51	$(0.22)	$—	$(0.22)	$18.31	32.53%	$118,203	1.44%	1.35%		0.67%	81%
B	12.54	—	3.93	3.93	(0.11)	—	(0.11)	16.36	31.50	3,825	2.39	2.10		(0.03)	81
C	12.49	(0.01)	3.93	3.92	(0.12)	—	(0.12)	16.29	31.59	11,059	2.13	2.10		(0.07)	81
I	13.87	0.16	4.34	4.50	(0.25)	—	(0.25)	18.12	32.93	7,908	1.07	1.06		0.95	81
R3	14.16	0.08	4.45	4.53	(0.19)	—	(0.19)	18.50	32.31	1,480	1.68	1.55		0.49	81
R4	14.27	0.13	4.47	4.60	(0.23)	—	(0.23)	18.64	32.62	7,271	1.32	1.25		0.78	81
R5	14.36	0.18	4.50	4.68	(0.28)	—	(0.28)	18.76	33.06	1,909	1.02	0.95		1.08	81
Y	14.41	0.19	4.50	4.69	(0.28)	—	(0.28)	18.82	33.06	1,149	0.91	0.90		1.17	81

The accompanying notes are an integral part of these financial statements.

135

Domestic Equity Funds

Financial Highlights – (continued)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Commenced operations on February 28, 2017.
(5)	Not annualized.
(6)	Annualized.
(7)	Excluding the expenses not subject to cap, the ratios would have been 1.09%, 1.98%, 1.81%, 0.79%, 1.40%, 1.10%, 0.80%, 0.70% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(8)	Commenced operations on November 7, 2014.
(9)	Excluding the expenses not subject to cap, the ratios would have been 0.79%, 1.54%, 1.54%, 0.54%, 1.09%, 0.79%, 0.49%, 0.42% and 0.42% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(10)	Commenced operations on March 31, 2015.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.02%, 1.95%, 1.76%, 0.82%, 1.35%, 1.05%, 0.75%, 0.65% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(12)	Excluding the expenses not subject to cap, the ratios would have been 1.12%, 2.04%, 1.87%, 0.91%, 1.45%, 1.15%, 0.85%, 0.75% and 0.76% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(13)	During the year ended October 31, 2014, the Fund incurred $415.5 million in sales of securities held associated with the transition of assets from The Hartford Growth Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(14)	During the year ended October 31, 2013, the Fund incurred $2.8 million in sales of securities held associated with the transition of assets from The Hartford Fundamental Growth Fund, which merged into the Fund on February 22, 2013. These sales are excluded from the portfolio turnover rate calculation.
(15)	Excluding the expenses not subject to cap, the ratios would have been 1.28%, 2.10%, 2.00%, 1.04%, 1.54%, 1.23%, 0.93% and 0.83% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(16)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(17)	Excluding the expenses not subject to cap, the ratios would have been 1.30%, 2.05%, 2.05%, 0.99%, 1.50%, 1.20%, 0.90% and 0.85% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(18)	Excluding the expenses not subject to cap, the ratios would have been 1.40%, 2.15%, 2.11%, 1.15%, 1.55%, 1.25%, 0.95%, 0.88% and 0.88% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 1.23%, 2.09%, 1.95%, 0.90%, 1.52%, 1.20%, 0.90% and 0.79% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(20)	During the year ended October 31, 2014, the Fund incurred $121.7 million in sales of securities held associated with the transition of assets from The Hartford Value Fund, which merged into the Fund on April 7, 2014. These sales are excluded from the portfolio turnover rate calculation.
(21)	Includes interest expense representing less than 0.005%.

The accompanying notes are an integral part of these financial statements.

136

Domestic Equity Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and thirteen series, respectively, as of October 31, 2017. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Capital Appreciation Fund (the “Capital Appreciation Fund”)

Hartford Core Equity Fund (the “Core Equity Fund”)

The Hartford Dividend and Growth Fund (the “Dividend and Growth Fund”)

The Hartford Equity Income Fund (the “Equity Income Fund”)

The Hartford Healthcare Fund (the “Healthcare Fund”)

The Hartford MidCap Fund (the “MidCap Fund”)

The Hartford MidCap Value Fund (the “MidCap Value Fund”)

Hartford Small Cap Core Fund (the “Small Cap Core Fund”)

The Hartford Small Company Fund (the “Small Company Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Growth Opportunities Fund (the “Growth Opportunities Fund”)

The Hartford Small Cap Growth Fund (the “Small Cap Growth Fund”)

The Hartford Value Opportunities Fund (the “Value Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class R3, Class R4, Class R5, Class Y and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. Each of Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, MidCap Fund, Small Cap Growth Fund and Small Company Fund has registered for sale Class R6 shares. Class A shares are sold with a front-end sales charge of up to 5.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, R6, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Any remaining Class B shares converted to Class A shares on September 19, 2017. Class B shares are no longer offered for sale. Class B shares were sold with a contingent deferred sales charge which was assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declined from 5.00% to zero, depending on the period of time the shares were held.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

137

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

138

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Notes to Financial Statements – (continued)

October 31, 2017

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

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October 31, 2017

Following is quantitative information about Level 3 fair value measurements:

The Hartford Capital Appreciation Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Common Stock
Model	EV/Estimated Revenue	3.13x	$84,814
Cost	Trade Price	$0 to $115.02	43,467,346

Preferred Stock
Model	EV/Estimated Revenue	2.40x to 7.30x	4,828,489
Model	EV/Gross Profit	10.54x	2,346,544
Cost	Trade Price	$3.45 to $300	231,127,885

Convertible Preferred Stock
Cost	Trade Price	$30.52	855,323

Total			$282,710,401

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

The Hartford Growth Opportunities Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Common Stock
Model	EV/Estimated Revenue	3.13x	$984,336
Cost	Trade Price	$0 - $115.02	44,849,027

Preferred Stock
Model	EV/Estimated Revenue	2.40x to 7.30x	47,311,162
Model	EV/Gross Profit	10.54x	23,192,226
Cost	Trade Price	$7.18 to $51.81	183,688,731

Convertible Preferred Stock
Cost	Trade Price	$30.52	8,302,417

Total			$308,327,899

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

The Hartford Small Company Fund

Security Type / Valuation Technique*	Unobservable Input	Input Value(s) Range	Fair Value at October 31, 2017
Common Stock
Model	EV/EBITDA	4.8x	$3
Cost	Trade Price	$1.55 to $44.27	2,484,726

Preferred Stock
Model	EV/Estimated Revenue	2.40x to 7.30x	6,291,626
Cost	Trade Price	$35.37	1,679,686

Total			$10,456,041

*	The Valuation Committee may consider applying appropriate valuation methodologies, which may include, but are not limited to: valuation through use of a “proxy” investment or index, discount from market value of a similar freely traded investment, a discount or premium which may consider market or regulatory sentiment (or other subjective determinations, inputs or factors not otherwise quantifiable), and any other appropriate method.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

140

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts and additional principal received in-kind in lieu of cash, is accrued on a daily basis.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund many also be subject to taxes withheld on foreign dividends from securities in which the invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund, except Dividend and Growth Fund and Equity Income Fund, is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Dividend and Growth Fund and Equity Income Fund is to pay dividends from net investment income, if any, quarterly and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were

141

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Notes to Financial Statements – (continued)

October 31, 2017

more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2017, Capital Appreciation Fund and Value Opportunities Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Core Equity Fund and Small Cap Growth Fund had engaged in Futures Contracts.

142

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

c)	Additional Derivative Instrument Information:

Capital Appreciation Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$635,567	$—	$—	$—	$—	$635,567

Total	$—	$635,567	$—	$—	$—	$—	$635,567

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(1,824,498)	$—	$—	$—	$—	$(1,824,498)

Total	$—	$(1,824,498)	$—	$—	$—	$—	$(1,824,498)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$117,946,645
Foreign Currency Contracts Sold at Contract Amount	$169,368,127

Core Equity Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$9,983,634	$—	$—	$9,983,634

Total	$—	$—	$—	$9,983,634	$—	$—	$9,983,634

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$848,149	$—	$—	$848,149

Total	$—	$—	$—	$848,149	$—	$—	$848,149

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	550

143

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Growth Fund

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$76,450	$—	$—	$76,450

Total	$—	$—	$—	$76,450	$—	$—	$76,450

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	13

Value Opportunities Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$134,557	$—	$—	$—	$—	$134,557

Total	$—	$134,557	$—	$—	$—	$—	$134,557

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(104,934)	$—	$—	$—	$—	$(104,934)

Total	$—	$(104,934)	$—	$—	$—	$—	$(104,934)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$(55,259)	$—	$—	$—	$—	$(55,259)

Total	$—	$(55,259)	$—	$—	$—	$—	$(55,259)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$1,492,829
Foreign Currency Contracts Sold at Contract Amount	$4,793,038

144

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

d)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Value Opportunities Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$134,557	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	134,557	—

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$134,557	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$64,595	$—	$—	$—	$64,595
Citibank NA	69,962	—	—	—	69,962

Total	$134,557	$—	$—	$—	$134,557

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest

145

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

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Notes to Financial Statements – (continued)

October 31, 2017

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
Fund	Ordinary Income	Long-Term Capital Gains(1)	Ordinary Income	Long-Term Capital Gains(1)
Capital Appreciation Fund	$35,000,073	$—	$186,899,531	$721,176,114
Core Equity Fund	14,949,454	19,484,643	2,036,395	12,002,746
Dividend and Growth Fund	125,893,891	245,619,456	125,108,771	624,692,631
Equity Income Fund	68,684,829	122,925,116	68,153,969	260,712,301
Growth Opportunities Fund	—	158,039,253	92,615,199	346,169,522
Healthcare Fund	—	129,496,880	47,036,502	175,378,569
MidCap Fund	—	209,026,808	—	367,177,231
MidCap Value Fund	694,296	35,877,746	1,600,048	35,066,916
Small Cap Core Fund	1,708,900	—	611,312	4,267,805
Small Cap Growth Fund	—	5,619,889	3,254,261	77,163,956
Small Company Fund	—	—	—	101,538,729
Value Opportunities Fund	3,773,980	—	5,996,110	15,603,917

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Capital Appreciation Fund	$488,418,369	$616,622,632	$—	$801,553,931	$1,906,594,932
Core Equity Fund	57,278,532	53,245,138	—	484,032,717	594,556,387
Dividend and Growth Fund	54,249,267	756,670,246	—	2,404,959,775	3,215,879,288
Equity Income Fund	6,025,876	215,190,709	—	1,063,997,115	1,285,213,700
Growth Opportunities Fund	114,845,983	287,900,054	—	950,424,891	1,353,170,928
Healthcare Fund	16,867,178	59,657,373	—	186,412,565	262,937,116
MidCap Fund	62,274,894	400,812,432	—	2,486,224,828	2,949,312,154
MidCap Value Fund	309,272	16,984,574	—	104,874,982	122,168,828
Small Cap Core Fund	406,199	6,583,365	—	29,702,074	36,691,638
Small Cap Growth Fund	5,566,693	55,196,706	—	236,384,543	297,147,942
Small Company Fund	—	—	(10,973,763)	80,513,060	69,539,297
Value Opportunities Fund	9,640,005	3,129,099	—	15,444,315	28,213,419

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.

d)

Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as partnerships, REITs, return of capital from corporate stock, foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on

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October 31, 2017

investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Capital Appreciation Fund	$(97,592)	$45,970,674	$(45,873,082)
Core Equity Fund	—	(525,736)	525,736
Dividend and Growth Fund	—	(4,355,801)	4,355,801
Equity Income Fund	—	(3,639,980)	3,639,980
Growth Opportunities Fund	(34,456)	50,452,409	(50,417,953)
Healthcare Fund	3,930	11,420,070	(11,424,000)
MidCap Fund	12,974	38,728,451	(38,741,425)
MidCap Value Fund	—	(196,415)	196,415
Small Cap Core Fund	2	(195,643)	195,641
Small Cap Growth Fund	3,088	5,461,507	(5,464,595)
Small Company Fund	(5,226,602)	3,725,851	1,500,751
Value Opportunities Fund	(1)	386,266	(386,265)

e)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Capital Appreciation Fund	$7,415,393,536	$1,006,325,875	$(204,604,291)	$801,721,584
Core Equity Fund	2,707,551,787	515,748,193	(31,715,476)	484,032,717
Dividend and Growth Fund	5,974,427,222	2,507,330,010	(102,370,235)	2,404,959,775
Equity Income Fund	3,235,018,674	1,112,773,053	(48,703,155)	1,064,069,898
Growth Opportunities Fund	3,805,728,601	999,600,497	(49,145,911)	950,454,586
Healthcare Fund	1,302,413,025	296,124,058	(109,706,069)	186,417,989
MidCap Fund	7,946,383,921	2,670,932,959	(184,708,131)	2,486,224,828
MidCap Value Fund	567,698,278	123,489,328	(18,610,565)	104,878,763
Small Cap Core Fund	126,630,676	35,279,315	(5,577,241)	29,702,074
Small Cap Growth Fund	1,077,882,213	275,295,580	(38,911,037)	236,384,543
Small Company Fund	390,079,918	91,730,243	(11,217,183)	80,513,060
Value Opportunities Fund	221,713,461	30,177,877	(14,729,618)	15,448,259

f)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund
Small Company Fund	$7,560,274	$—

The Capital Appreciation Fund, Core Equity Fund, Dividend and Growth Fund, Equity Income Fund, Growth Opportunities Fund, Healthcare Fund, MidCap Fund, MidCap Value Fund, Small Cap Core Fund, Small Cap Growth Fund and Value Opportunities Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2017.

During the year ended October 31, 2017, the Capital Appreciation Fund, Small Cap Core Fund and Small Company Fund utilized prior year capital loss carryforwards of $44,493,491, $7,724,217 and $47,373,579, respectively.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2017, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Small Company Fund	$3,413,489

g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Capital Appreciation Fund	0.8000% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $4 billion and;
0.6475% on next $5 billion and;
0.6450% over $10 billion

Core Equity Fund	0.4500% on first $500 million and;
0.3500% on next $500 million and;
0.3300% on next $1.5 billion and;
0.3250% on next $2.5 billion and;
0.3225% over $5 billion

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Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Dividend and Growth Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Equity Income Fund	0.7500% on first $250 million and;
0.7000% on next $250 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5875% over $5 billion

Growth Opportunities Fund	0.8000% on first $250 million and;
0.7000% on next $4.75 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

Healthcare Fund	0.9000% on first $500 million and;
0.8500% on next $500 million and;
0.8000% on next $4 billion and;
0.7975% on next $5 billion and;
0.7950% over $10 billion

MidCap Fund	0.8500% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $4 billion and;
0.6975% on next $5 billion and;
0.6950% over $10 billion

MidCap Value Fund	0.7500% on first $500 million and;
0.6500% on next $500 million and;
0.6000% on next $1.5 billion and;
0.5950% on next $2.5 billion and;
0.5900% on next $5 billion and;
0.5850% over $10 billion

Small Cap Core Fund	0.7500% on first $500 million and;
0.7000% on next $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Small Cap Growth Fund	0.9000% on first $100 million and;
0.8000% on next $150 million and;
0.7000% on next $250 million and;
0.6500% on next $4.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

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Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Management Fee Rates
Small Company Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $500 million and;
0.7000% on next $500 million and;
0.6500% on next $3.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

Value Opportunities Fund	0.7000% on first $500 million and;
0.6000% on next $500 million and;
0.5900% on next $1.5 billion and;
0.5850% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5750% on over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Capital Appreciation Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Core Equity Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Dividend and Growth Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Equity Income Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Growth Opportunities Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Healthcare Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

MidCap Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

MidCap Value Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Small Cap Core Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

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Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Accounting Services Fee Rates
Small Cap Growth Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Small Company Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Value Opportunities Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by a Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.29%	NA	1.04%	1.40%	1.10%	0.80%	0.75%	NA	0.75%
Core Equity Fund	0.79%	1.54%	0.54%	1.09%	0.79%	0.49%	0.45%	0.49%	0.45%
Dividend and Growth Fund	1.25%	NA	1.00%	1.35%	1.05%	0.75%	0.70%	NA	0.70%
Equity Income Fund	1.25%	2.00%	1.00%	1.50%	1.20%	0.90%	0.85%	0.85%	0.85%
Growth Opportunities Fund	1.36%	2.11%	1.11%	1.45%	1.15%	0.85%	0.85%	0.85%	0.85%
Healthcare Fund	1.60%	2.35%	1.35%	1.65%	1.35%	1.05%	NA	1.00%	0.95%
MidCap Fund	1.37%	NA	0.87%	1.50%	1.20%	0.90%	0.85%	NA	0.85%
MidCap Value Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%	0.85%
Small Cap Core Fund	1.30%	2.05%	1.05%	1.50%	1.20%	0.90%	NA	0.85%	0.85%
Small Cap Growth Fund	1.40%	2.15%	1.15%	1.60%	1.30%	1.00%	0.95%	0.95%	0.95%
Small Company Fund	1.40%	2.15%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%
Value Opportunities Fund	1.35%	2.10%	1.10%	1.55%	1.25%	0.95%	NA	0.90%	0.85%

Prior to January 12, 2017, the MidCap Fund’s expense limit as a percentage of average daily net assets for Class I was 1.12%.

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the fiscal year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

152

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	1.08%	1.81%	0.81%	1.40%	1.10%	0.80%	0.70%	0.71%	0.71%
Core Equity Fund	0.75%	1.50%	0.52%	1.09%	0.79%	0.49%	0.40%	0.42%	0.40%
Dividend and Growth Fund	1.00%	1.74%	0.80%	1.35%	1.04%	0.74%	0.64%	0.66%	0.64%
Equity Income Fund	1.00%	1.74%	0.78%	1.37%	1.06%	0.76%	0.66%	0.67%	0.66%
Growth Opportunities Fund	1.10%	1.85%	0.89%	1.45%	1.15%	0.85%	0.75%	0.76%	0.75%
Healthcare Fund	1.29%	2.03%	1.03%	1.61%	1.31%	1.01%	—	0.93%	0.90%
MidCap Fund	1.12%	1.86%	0.88%	1.46%	1.16%	0.85%	0.75%	0.78%	0.76%
MidCap Value Fund	1.23%	1.96%	1.10%	1.52%	1.21%	0.91%	—	0.82%	0.81%
Small Cap Core Fund	1.27%	2.01%	1.00%	1.50%	1.20%	0.90%	—	0.85%	0.85%
Small Cap Growth Fund	1.16%	1.88%	0.95%	1.48%	1.16%	0.86%	0.76%	0.78%	0.75%
Small Company Fund	1.36%	2.10%	1.15%	1.55%	1.25%	0.95%	0.90%	0.90%	0.90%
Value Opportunities Fund	1.20%	1.93%	0.94%	1.53%	1.20%	0.91%	—	0.82%	0.80%

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Capital Appreciation Fund	$2,567,018	$55,711
Core Equity Fund	1,892,079	79,123
Dividend and Growth Fund	4,152,052	27,077
Equity Income Fund	2,668,402	43,547
Growth Opportunities Fund	2,518,939	54,203
Healthcare Fund	1,418,630	31,286
MidCap Fund	6,295,193	82,219
MidCap Value Fund	1,182,688	7,278
Small Cap Core Fund	98,493	2,064
Small Cap Growth Fund	68,006	1,572
Small Company Fund	614,188	2,410
Value Opportunities Fund	246,437	1,930

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

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Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Prior to September 17, 2017, pursuant to the Class B Plan, a Fund paid HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% could be used for shareholder account servicing activities. The Class B Plan also provided that HFD would receive all contingent deferred sales charges attributable to Class B shares. Effective July 1, 2013, there was a reduction in the amount charged in connection with Equity Income Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Capital Appreciation Fund	$18,230
Core Equity Fund	6,125
Dividend and Growth Fund	17,419
Equity Income Fund	8,829
Growth Opportunities Fund	9,381
Healthcare Fund	3,134
MidCap Fund	18,298
MidCap Value Fund	1,300
Small Cap Core Fund	364
Small Cap Growth Fund	2,264
Small Company Fund	1,029
Value Opportunities Fund	543

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO has contractually agreed to reimburse all transfer agency fees for Class R6 and Class F shares until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services before waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.13%	0.11%	0.10%	0.01%	0.00%	0.00%	0.00%	0.01%	—
Core Equity Fund	0.10%	0.10%	0.12%	0.01%	0.00%	0.00%	0.01%	0.02%	—
Dividend and Growth Fund	0.10%	0.10%	0.15%	0.01%	0.00%	0.00%	0.01%	0.02%	—
Equity Income Fund	0.09%	0.08%	0.12%	0.01%	0.00%	0.00%	0.00%	0.01%	—
Growth Opportunities Fund	0.11%	0.11%	0.14%	0.01%	0.00%	0.01%	0.01%	0.02%	—
Healthcare Fund	0.14%	0.13%	0.13%	0.01%	0.00%	0.01%	—	0.03%	—
MidCap Fund	0.12%	0.11%	0.27%	0.01%	0.01%	0.00%	0.00%	0.03%	—
MidCap Value Fund	0.17%	0.16%	0.39%	0.02%	0.01%	0.00%	—	0.01%	—
Small Cap Core Fund	0.17%	0.17%	0.14%	0.06%	0.09%	0.04%	—	0.00%	—
Small Cap Growth Fund	0.16%	0.13%	0.27%	0.02%	0.00%	0.00%	0.00%	0.03%	—
Small Company Fund	0.22%	0.21%	0.57%	0.01%	0.01%	0.04%	0.15%	0.02%	—
Value Opportunities Fund	0.16%	0.13%	0.14%	0.05%	0.01%	0.02%	—	0.03%	—

154

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Capital Appreciation Fund	0.13%	0.11%	0.10%	0.01%	0.00%	0.00%	—	0.01%	—
Core Equity Fund	0.10%	0.10%	0.12%	0.01%	0.00%	0.00%	0.00%	0.02%	—
Dividend and Growth Fund	0.10%	0.10%	0.15%	0.01%	0.00%	0.00%	0.00%	0.02%	—
Equity Income Fund	0.09%	0.08%	0.12%	0.01%	0.00%	0.00%	0.00%	0.01%	—
Growth Opportunities Fund	0.11%	0.11%	0.14%	0.01%	0.00%	0.01%	0.00%	0.02%	—
Healthcare Fund	0.14%	0.13%	0.13%	0.01%	0.00%	0.01%	—	0.03%	—
MidCap Fund	0.12%	0.11%	0.27%	0.01%	0.01%	0.00%	0.00%	0.03%	—
MidCap Value Fund	0.17%	0.16%	0.30%	0.02%	0.01%	0.00%	—	0.01%	—
Small Cap Core Fund	0.17%	0.17%	0.14%	0.06%	0.09%	0.04%	—	0.00%	—
Small Cap Growth Fund	0.16%	0.13%	0.19%	0.02%	0.00%	0.00%	0.00%	0.03%	—
Small Company Fund	0.22%	0.21%	0.30%	0.01%	0.01%	0.04%	0.02%	0.02%	—
Value Opportunities Fund	0.16%	0.13%	0.14%	0.05%	0.01%	0.02%	—	0.03%	—

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6		Class Y	Class F
Capital Appreciation Fund	—	—	—	—	—	—	—	%*	—	—	%*
Core Equity Fund	—	—	—	—	—	—	—		—	—	%*
Dividend and Growth Fund	—	—	—	—	—	—	—	%*	—	—	%*
Equity Income Fund	—	—	—	—	—	—	—	%*	—	—	%*
Growth Opportunities Fund	—	—	—	—	—	—	—	%*	—	—	%*
Healthcare Fund	—	—	—	—	—	—	—		—	—	%*
MidCap Fund	—	—	—	—	—	—	—		—	—	%*
MidCap Value Fund	—	—	—	—	—	—	—		—	—	%*
Small Cap Core Fund	—	—	—	—	—	24%	—		—	—	%*
Small Cap Growth Fund	—	—	—	—	—	—	—	%*	—	—	%*
Small Company Fund	—	—	—	—	—	—	15%		—	—	%*
Value Opportunities Fund	—	—	—	—	—	—	—		—	—	%*

Percentage of Fund by Class:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5		Class R6		Class Y	Class F
Capital Appreciation Fund	—	—	—	—	—	—		—	%*	—	—	%*
Core Equity Fund	—	—	—	—	—	—		—		—	—	%*
Dividend and Growth Fund	—	—	—	—	—	—		—	%*	—	—	%*
Equity Income Fund	—	—	—	—	—	—		—	%*	—	—	%*
Growth Opportunities Fund	—	—	—	—	—	—		—	%*	—	—	%*
Healthcare Fund	—	—	—	—	—	—		—		—	—	%*
MidCap Fund	—	—	—	—	—	—		—		—	—	%*
MidCap Value Fund	—	—	—	—	—	—		—		—	—	%*
Small Cap Core Fund	—	—	—	—	—	—	%*	—		—	—	%*
Small Cap Growth Fund	—	—	—	—	—	—		—	%*	—	—	%*
Small Company Fund	—	—	—	—	—	—		—	%*	—	—	%*
Value Opportunities Fund	—	—	—	—	—	—		—		—	—	%*

*	Percentage rounds to zero.

155

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Capital Appreciation Fund	7%
Core Equity Fund	11%
Dividend and Growth Fund	12%
Equity Income Fund	7%
Growth Opportunities Fund	3%
MidCap Fund	2%
MidCap Value Fund	7%
Small Cap Core Fund	55%
Small Cap Growth Fund	3%
Small Company Fund	2%

*	As of October 31, 2017 affiliated funds of funds invest in Class F shares.

9.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Capital Appreciation Fund	$10,124,634,499	$12,165,344,718
Core Equity Fund	1,477,849,961	1,070,858,180
Dividend and Growth Fund	2,001,728,338	2,622,538,147
Equity Income Fund	626,696,032	732,035,588
Growth Opportunities Fund	5,128,573,985	5,662,165,760
Healthcare Fund	320,244,640	521,928,938
MidCap Fund	4,447,874,174	2,507,961,488
MidCap Value Fund	325,230,276	234,697,792
Small Cap Core Fund	137,688,944	187,641,621
Small Cap Growth Fund	778,870,551	579,907,203
Small Company Fund	512,790,986	646,439,581
Value Opportunities Fund	95,683,414	138,371,384

156

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Capital Appreciation Fund	$—	$—
Core Equity Fund	—	—
Dividend and Growth Fund	—	—
Equity Income Fund	—	—
Growth Opportunities Fund	—	—
Healthcare Fund	—	—
MidCap Fund	—	—
MidCap Value Fund	—	—
Small Cap Core Fund	—	—
Small Cap Growth Fund	—	—
Small Company Fund	—	—
Value Opportunities Fund	—	—

Fund	Total Cost of Purchases	Total Sales Proceeds
Capital Appreciation Fund	$10,124,634,499	$12,165,344,718
Core Equity Fund	1,477,849,961	1,070,858,180
Dividend and Growth Fund	2,001,728,338	2,622,538,147
Equity Income Fund	626,696,032	732,035,588
Growth Opportunities Fund	5,128,573,985	5,662,165,760
Healthcare Fund	320,244,640	521,928,938
MidCap Fund	4,447,874,174	2,507,961,488
MidCap Value Fund	325,230,276	234,697,792
Small Cap Core Fund	137,688,944	187,641,621
Small Cap Growth Fund	778,870,551	579,907,203
Small Company Fund	512,790,986	646,439,581
Value Opportunities Fund	95,683,414	138,371,384

10.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Capital Appreciation Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,164,744	$199,564,635	7,324,307	$247,685,142
Shares Issued for Reinvested Dividends	507,266	18,099,252	13,199,444	445,797,555
Shares Redeemed	(29,369,647)	(1,122,236,727)	(30,189,883)	(1,029,610,751)
Shares converted (from) Class B into Class A	282,295	10,753,786	365,422	12,306,753

Net Increase (Decrease)	(23,415,342)	(893,819,054)	(9,300,710)	(323,821,301)

157

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Capital Appreciation Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares Sold	2,300	$65,083	27,398	$733,469
Shares Issued for Reinvested Dividends	—	—	534,975	14,331,984
Shares Redeemed	(1,795,155)	(54,270,939)	(3,069,988)	(82,731,588)
Shares converted (from) Class B into Class A	(357,168)	(10,753,786)	(459,610)	(12,306,753)

Net Increase (Decrease)	(2,150,023)	(64,959,642)	(2,967,225)	(79,972,888)

Class C
Shares Sold	908,134	$28,017,263	2,348,340	$64,166,313
Shares Issued for Reinvested Dividends	—	—	5,681,816	154,884,688
Shares Redeemed	(15,083,624)	(466,301,561)	(14,118,913)	(390,154,287)

Net Increase (Decrease)	(14,175,490)	(438,284,298)	(6,088,757)	(171,103,286)

Class I
Shares Sold	9,308,674	$354,461,267	8,631,418	$294,006,166
Shares Issued for Reinvested Dividends	153,309	5,480,799	2,620,805	89,030,968
Shares Redeemed	(24,689,916)	(969,853,607)	(21,218,430)	(723,079,454)

Net Increase (Decrease)	(15,227,933)	(609,911,541)	(9,966,207)	(340,042,320)

Class R3
Shares Sold	188,350	$7,888,682	343,684	$12,699,914
Shares Issued for Reinvested Dividends	903	35,017	253,743	9,266,695
Shares Redeemed	(1,301,876)	(55,969,755)	(849,489)	(31,304,433)

Net Increase (Decrease)	(1,112,623)	(48,046,056)	(252,062)	(9,337,824)

Class R4
Shares Sold	182,457	$7,838,732	771,140	$28,753,036
Shares Issued for Reinvested Dividends	3,902	155,319	339,012	12,730,756
Shares Redeemed	(1,209,564)	(52,802,020)	(2,759,831)	(106,277,909)

Net Increase (Decrease)	(1,023,205)	(44,807,969)	(1,649,679)	(64,794,117)

Class R5
Shares Sold	88,767	$3,891,401	117,711	$4,486,512
Shares Issued for Reinvested Dividends	7,344	296,900	107,579	4,125,853
Shares Redeemed	(408,257)	(18,431,296)	(303,533)	(11,582,474)

Net Increase (Decrease)	(312,146)	(14,242,995)	(78,243)	(2,970,109)

Class R6
Shares Sold	172,552	$7,637,461	1,539,558	$57,130,674
Shares Issued for Reinvested Dividends	10,361	420,762	21	813
Shares Redeemed	(174,485)	(7,600,286)	(80,773)	(3,144,776)

Net Increase (Decrease)	8,428	457,937	1,458,806	53,986,711

Class Y
Shares Sold	616,188	$27,346,222	1,292,665	$49,286,867
Shares Issued for Reinvested Dividends	163,226	6,628,619	2,246,149	86,612,131
Shares Redeemed	(20,784,055)	(900,206,015)	(8,788,750)	(356,312,023)

Net Increase (Decrease)	(20,004,641)	(866,231,174)	(5,249,936)	(220,413,025)

158

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Capital Appreciation Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	29,236,396	$1,151,502,668	—	$—
Shares Redeemed	(2,991,743)	(121,863,993)	—	—

Net Increase (Decrease)	26,244,653	1,029,638,675	—	—

Total Net Increase (Decrease)	(51,168,322)	$(1,950,206,117)	(34,094,013)	$(1,158,468,159)

(1)	Inception date of class was February 28, 2017.

Core Equity Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,877,120	$177,410,250	28,515,362	$661,729,217
Shares Issued for Reinvested Dividends	349,387	8,648,822	247,664	5,759,471
Shares Redeemed	(14,587,496)	(377,270,813)	(10,407,376)	(247,989,272)
Shares converted (from) Class B into Class A	11,129	288,606	23,107	540,817

Net Increase (Decrease)	(7,349,860)	(190,923,135)	18,378,757	420,040,233

Class B
Shares Sold	1,681	$38,519	11,253	$245,755
Shares Issued for Reinvested Dividends	246	5,618	1,391	29,911
Shares Redeemed	(24,689)	(590,151)	(25,096)	(547,802)
Shares converted (from) Class B into Class A	(12,082)	(288,606)	(24,975)	(540,817)

Net Increase (Decrease)	(34,844)	(834,620)	(37,427)	(812,953)

Class C
Shares Sold	3,092,901	$73,214,800	10,781,544	$234,010,636
Shares Issued for Reinvested Dividends	111,839	2,548,878	74,466	1,596,545
Shares Redeemed	(3,900,683)	(94,369,709)	(1,312,986)	(28,859,187)

Net Increase (Decrease)	(695,943)	(18,606,031)	9,543,024	206,747,994

Class I
Shares Sold	24,471,971	$634,386,720	32,481,968	$760,739,092
Shares Issued for Reinvested Dividends	466,285	11,551,575	124,899	2,917,766
Shares Redeemed	(21,911,918)	(582,031,354)	(6,949,101)	(165,217,453)

Net Increase (Decrease)	3,026,338	63,906,941	25,657,766	598,439,405

Class R3
Shares Sold	687,599	$17,930,343	1,489,029	$35,644,815
Shares Issued for Reinvested Dividends	17,369	435,797	5,752	136,015
Shares Redeemed	(703,290)	(19,052,243)	(213,679)	(5,141,515)

Net Increase (Decrease)	1,678	(686,103)	1,281,102	30,639,315

159

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Core Equity Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	2,308,019	$61,308,610	5,684,360	$137,158,572
Shares Issued for Reinvested Dividends	72,386	1,842,045	18,321	438,819
Shares Redeemed	(2,381,438)	(64,035,846)	(705,577)	(17,379,034)

Net Increase (Decrease)	(1,033)	(885,191)	4,997,104	120,218,357

Class R5
Shares Sold	4,555,617	$121,521,470	4,626,287	$111,019,044
Shares Issued for Reinvested Dividends	76,727	1,914,623	25,242	593,664
Shares Redeemed	(3,012,271)	(80,384,422)	(707,822)	(16,857,806)

Net Increase (Decrease)	1,620,073	43,051,671	3,943,707	94,754,902

Class R6
Shares Sold	3,299,315	$88,189,693	1,454,286	$35,422,164
Shares Issued for Reinvested Dividends	19,786	495,139	985	23,260
Shares Redeemed	(547,508)	(14,602,257)	(154,511)	(3,759,772)

Net Increase (Decrease)	2,771,593	74,082,575	1,300,760	31,685,652

Class Y
Shares Sold	6,810,460	$178,822,552	13,248,042	$314,850,512
Shares Issued for Reinvested Dividends	183,198	4,587,881	56,439	1,349,052
Shares Redeemed	(13,499,651)	(354,549,899)	(2,436,476)	(58,410,104)

Net Increase (Decrease)	(6,505,993)	(171,139,466)	10,868,005	257,789,460

Class F(1)
Shares Sold	23,060,446	$616,539,970	—	$—
Shares Redeemed	(2,624,299)	(72,276,638)	—	—

Net Increase (Decrease)	20,436,147	544,263,332	—	—

Total Net Increase (Decrease)	13,268,156	$342,229,973	75,932,798	$1,759,502,365

(1)	Inception date of class was February 28, 2017.

Dividend and Growth Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	9,406,473	$239,603,744	11,827,823	$270,126,567
Shares Issued for Reinvested Dividends	6,609,069	165,504,244	15,721,312	349,869,481
Shares Redeemed	(33,457,545)	(853,350,313)	(27,735,505)	(641,471,001)
Shares converted (from) Class B into Class A	156,717	3,986,328	219,034	4,982,276

Net Increase (Decrease)	(17,285,286)	(444,255,997)	32,664	(16,492,677)

Class B
Shares Sold	6,611	$160,158	14,253	$316,475
Shares Issued for Reinvested Dividends	26,339	640,073	166,942	3,626,315
Shares Redeemed	(728,752)	(18,177,973)	(931,562)	(20,997,081)
Shares converted (from) Class B into Class A	(159,746)	(3,986,328)	(223,401)	(4,982,276)

Net Increase (Decrease)	(855,548)	(21,364,070)	(973,768)	(22,036,567)

160

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Dividend and Growth Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	1,526,866	$37,758,000	1,975,730	$43,860,179
Shares Issued for Reinvested Dividends	733,319	17,721,103	1,874,808	40,406,189
Shares Redeemed	(4,560,902)	(113,200,797)	(3,835,749)	(85,478,285)

Net Increase (Decrease)	(2,300,717)	(57,721,694)	14,789	(1,211,917)

Class I
Shares Sold	22,711,325	$575,025,744	17,222,827	$396,781,233
Shares Issued for Reinvested Dividends	3,509,936	87,344,338	7,426,774	164,722,133
Shares Redeemed	(73,965,598)	(1,916,415,484)	(17,459,490)	(401,433,607)

Net Increase (Decrease)	(47,744,337)	(1,254,045,402)	7,190,111	160,069,759

Class R3
Shares Sold	476,879	$12,365,032	519,679	$11,982,775
Shares Issued for Reinvested Dividends	129,613	3,274,287	326,230	7,328,236
Shares Redeemed	(1,171,747)	(30,225,539)	(899,240)	(21,027,354)

Net Increase (Decrease)	(565,255)	(14,586,220)	(53,331)	(1,716,343)

Class R4
Shares Sold	1,048,989	$27,157,243	1,292,238	$30,027,274
Shares Issued for Reinvested Dividends	189,657	4,832,188	445,962	10,088,298
Shares Redeemed	(1,859,423)	(48,565,965)	(1,943,069)	(45,862,775)

Net Increase (Decrease)	(620,777)	(16,576,534)	(204,869)	(5,747,203)

Class R5
Shares Sold	1,670,231	$43,601,599	2,473,418	$56,672,703
Shares Issued for Reinvested Dividends	74,807	1,917,718	643,549	14,588,667
Shares Redeemed	(1,371,926)	(35,926,493)	(7,766,635)	(178,504,161)

Net Increase (Decrease)	373,112	9,592,824	(4,649,668)	(107,242,791)

Class R6
Shares Sold	308,471	$8,275,471	129,875	$3,014,720
Shares Issued for Reinvested Dividends	7,374	190,644	1,015	23,989
Shares Redeemed	(48,898)	(1,292,812)	(7,608)	(181,390)

Net Increase (Decrease)	266,947	7,173,303	123,282	2,857,319

Class Y
Shares Sold	5,294,644	$137,592,186	14,279,840	$341,152,177
Shares Issued for Reinvested Dividends	2,550,115	64,996,504	6,056,885	137,719,117
Shares Redeemed	(47,201,188)	(1,219,161,737)	(11,421,763)	(267,459,707)

Net Increase (Decrease)	(39,356,429)	(1,016,573,047)	8,914,962	211,411,587

Class F(1)
Shares Sold	101,125,809	$2,608,518,662	—	$—
Shares Issued for Reinvested Dividends	538,488	14,226,973	—	—
Shares Redeemed	(7,589,523)	(200,677,712)	—	—

Net Increase (Decrease)	94,074,774	2,422,067,923	—	—

Total Net Increase (Decrease)	(14,013,516)	$(386,288,914)	10,394,172	$219,891,167

(1)	Inception date of class was February 28, 2017.

161

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Equity Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,403,580	$161,195,307	11,370,885	$198,695,633
Shares Issued for Reinvested Dividends	4,285,070	80,818,246	9,509,717	159,991,475
Shares Redeemed	(24,327,550)	(467,454,825)	(21,628,077)	(382,379,118)
Shares converted (from) Class B into Class A	21,985	423,077	32,862	562,740

Net Increase (Decrease)	(11,616,915)	(225,018,195)	(714,613)	(23,129,270)

Class B
Shares Sold	5,337	$100,412	24,955	$433,487
Shares Issued for Reinvested Dividends	13,448	251,332	66,756	1,120,750
Shares Redeemed	(381,867)	(7,338,943)	(417,297)	(7,362,995)
Shares converted (from) Class B into Class A	(21,949)	(423,077)	(32,832)	(562,740)

Net Increase (Decrease)	(385,031)	(7,410,276)	(358,418)	(6,371,498)

Class C
Shares Sold	2,808,623	$53,538,119	3,905,292	$67,671,902
Shares Issued for Reinvested Dividends	932,758	17,411,255	2,133,619	35,565,816
Shares Redeemed	(7,190,047)	(138,047,727)	(5,486,671)	(95,717,720)

Net Increase (Decrease)	(3,448,666)	(67,098,353)	552,240	7,519,998

Class I
Shares Sold	31,250,865	$595,058,009	23,418,906	$412,398,070
Shares Issued for Reinvested Dividends	2,808,344	52,835,318	4,384,964	73,583,551
Shares Redeemed	(33,964,623)	(659,327,896)	(18,641,771)	(322,149,685)

Net Increase (Decrease)	94,586	(11,434,569)	9,162,099	163,831,936

Class R3
Shares Sold	531,088	$10,210,060	636,332	$11,187,488
Shares Issued for Reinvested Dividends	132,731	2,499,715	274,858	4,621,450
Shares Redeemed	(930,203)	(17,912,523)	(862,776)	(15,151,582)

Net Increase (Decrease)	(266,384)	(5,202,748)	48,414	657,356

Class R4
Shares Sold	964,266	$18,489,393	1,164,091	$20,491,643
Shares Issued for Reinvested Dividends	164,717	3,115,559	333,156	5,617,861
Shares Redeemed	(1,539,631)	(30,095,419)	(1,212,032)	(21,456,423)

Net Increase (Decrease)	(410,648)	(8,490,467)	285,215	4,653,081

Class R5
Shares Sold	1,701,067	$32,866,093	980,118	$17,179,762
Shares Issued for Reinvested Dividends	167,094	3,180,486	359,302	6,086,582
Shares Redeemed	(1,479,877)	(28,637,778)	(1,811,543)	(32,027,998)

Net Increase (Decrease)	388,284	7,408,801	(472,123)	(8,761,654)

Class R6
Shares Sold	715,110	$13,915,010	62,177	$1,107,692
Shares Issued for Reinvested Dividends	48,750	935,399	77,955	1,325,851
Shares Redeemed	(160,586)	(3,114,915)	(75,298)	(1,366,352)

Net Increase (Decrease)	603,274	11,735,494	64,834	1,067,191

162

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Equity Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	3,778,525	$73,177,367	12,059,147	$207,508,098
Shares Issued for Reinvested Dividends	927,390	17,574,208	1,512,164	25,802,438
Shares Redeemed	(19,204,433)	(370,857,274)	(5,345,547)	(94,320,343)

Net Increase (Decrease)	(14,498,518)	(280,105,699)	8,225,764	138,990,193

Class F(1)
Shares Sold	36,866,158	$717,901,361	—	$—
Shares Issued for Reinvested Dividends	219,018	4,367,703	—	—
Shares Redeemed	(4,234,308)	(84,664,754)	—	—

Net Increase (Decrease)	32,850,868	637,604,310	—	—

Total Net Increase (Decrease)	3,310,850	$51,988,298	16,793,412	$278,457,333

(1)	Inception date of class was February 28, 2017.

Growth Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,786,546	$152,275,039	7,357,144	$270,866,300
Shares Issued for Reinvested Dividends	1,678,214	60,969,478	4,073,036	149,928,457
Shares Redeemed	(10,464,860)	(415,353,408)	(10,654,646)	(392,192,252)
Shares converted (from) Class B into Class A	39,130	1,549,917	72,594	2,637,481

Net Increase (Decrease)	(4,960,970)	(200,558,974)	848,128	31,239,986

Class B
Shares Sold	2,876	$74,624	17,119	$433,669
Shares Issued for Reinvested Dividends	7,857	191,007	60,096	1,521,632
Shares Redeemed	(117,588)	(3,098,656)	(330,807)	(8,409,913)
Shares converted (from) Class B into Class A	(58,564)	(1,549,917)	(105,622)	(2,637,481)

Net Increase (Decrease)	(165,419)	(4,382,942)	(359,214)	(9,092,093)

Class C
Shares Sold	1,902,689	$51,671,101	4,946,279	$128,086,649
Shares Issued for Reinvested Dividends	707,455	17,438,762	1,506,379	38,578,363
Shares Redeemed	(5,516,994)	(149,100,056)	(3,985,761)	(102,262,704)

Net Increase (Decrease)	(2,906,850)	(79,990,193)	2,466,897	64,402,308

Class I
Shares Sold	15,194,160	$627,027,761	19,732,943	$752,758,204
Shares Issued for Reinvested Dividends	1,326,210	49,984,840	4,479,451	170,818,254
Shares Redeemed	(28,586,698)	(1,203,380,014)	(37,897,925)	(1,412,422,706)

Net Increase (Decrease)	(12,066,328)	(526,367,413)	(13,685,531)	(488,846,248)

163

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Growth Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	320,461	$12,874,925	402,839	$14,741,027
Shares Issued for Reinvested Dividends	42,995	1,574,477	92,026	3,425,213
Shares Redeemed	(575,554)	(23,442,500)	(320,922)	(11,881,561)

Net Increase (Decrease)	(212,098)	(8,993,098)	173,943	6,284,679

Class R4
Shares Sold	385,791	$16,187,830	698,644	$26,711,871
Shares Issued for Reinvested Dividends	59,832	2,283,784	119,352	4,608,198
Shares Redeemed	(596,058)	(24,627,911)	(419,247)	(16,171,719)

Net Increase (Decrease)	(150,435)	(6,156,297)	398,749	15,148,350

Class R5
Shares Sold	201,223	$8,781,745	592,286	$22,580,594
Shares Issued for Reinvested Dividends	7,360	290,570	244,389	9,743,509
Shares Redeemed	(242,717)	(9,955,430)	(3,306,959)	(128,685,435)

Net Increase (Decrease)	(34,134)	(883,115)	(2,470,284)	(96,361,332)

Class R6
Shares Sold	87,020	$3,950,813	26,285	$1,098,560
Shares Issued for Reinvested Dividends	1,106	44,153	1,420	57,208
Shares Redeemed	(21,525)	(990,377)	(5,092)	(202,378)

Net Increase (Decrease)	66,601	3,004,589	22,613	953,390

Class Y
Shares Sold	1,117,085	$47,820,329	5,415,420	$219,325,203
Shares Issued for Reinvested Dividends	199,509	7,966,405	393,230	15,865,607
Shares Redeemed	(4,865,340)	(209,753,919)	(4,482,778)	(165,961,074)

Net Increase (Decrease)	(3,548,746)	(153,967,185)	1,325,872	69,229,736

Class F(1)
Shares Sold	13,955,194	$610,317,522	—	$—
Shares Redeemed	(1,112,423)	(50,339,486)	—	—

Net Increase (Decrease)	12,842,771	559,978,036	—	—

Total Net Increase (Decrease)	(11,135,608)	$(418,316,592)	(11,278,827)	$(407,041,224)

(1)	Inception date of class was February 28, 2017.

Healthcare Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,074,854	$100,887,347	6,281,243	$209,895,248
Shares Issued for Reinvested Dividends	2,347,488	68,382,316	3,434,927	119,540,110
Shares Redeemed	(9,393,281)	(307,692,504)	(8,924,397)	(293,106,568)
Shares converted (from) Class B into Class A	24,466	796,183	29,586	967,283

Net Increase (Decrease)	(3,946,473)	(137,626,658)	821,359	37,296,073

164

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Healthcare Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares Sold	1,129	$29,236	7,616	$214,742
Shares Issued for Reinvested Dividends	8,049	194,533	26,330	772,283
Shares Redeemed	(58,076)	(1,579,703)	(107,514)	(3,003,955)
Shares converted (from) Class B into Class A	(29,513)	(796,183)	(34,752)	(967,283)

Net Increase (Decrease)	(78,411)	(2,152,117)	(108,320)	(2,984,213)

Class C
Shares Sold	1,050,428	$28,789,815	1,828,436	$52,737,744
Shares Issued for Reinvested Dividends	1,069,525	25,989,463	1,440,836	42,778,689
Shares Redeemed	(3,373,379)	(91,836,342)	(2,837,305)	(79,647,054)

Net Increase (Decrease)	(1,253,426)	(37,057,064)	431,967	15,869,379

Class I
Shares Sold	5,543,576	$194,876,518	4,161,816	$142,954,558
Shares Issued for Reinvested Dividends	575,267	17,470,853	920,168	33,239,324
Shares Redeemed	(3,570,688)	(120,202,602)	(4,643,081)	(156,002,724)

Net Increase (Decrease)	2,548,155	92,144,769	438,903	20,191,158

Class R3
Shares Sold	329,683	$11,316,377	484,968	$16,688,607
Shares Issued for Reinvested Dividends	131,335	3,947,936	213,051	7,622,444
Shares Redeemed	(568,086)	(19,214,710)	(807,673)	(27,133,820)

Net Increase (Decrease)	(107,068)	(3,950,397)	(109,654)	(2,822,769)

Class R4
Shares Sold	350,340	$12,572,614	378,050	$13,354,643
Shares Issued for Reinvested Dividends	101,102	3,168,538	166,989	6,202,127
Shares Redeemed	(649,864)	(22,817,530)	(638,524)	(22,323,070)

Net Increase (Decrease)	(198,422)	(7,076,378)	(93,485)	(2,766,300)

Class R5
Shares Sold	86,704	$3,274,565	106,023	$3,932,106
Shares Issued for Reinvested Dividends	9,563	311,079	17,672	678,660
Shares Redeemed	(75,813)	(2,749,264)	(93,792)	(3,388,808)

Net Increase (Decrease)	20,454	836,380	29,903	1,221,958

Class Y
Shares Sold	1,344,937	$50,839,290	1,552,667	$53,535,145
Shares Issued for Reinvested Dividends	132,970	4,369,410	36,243	1,403,996
Shares Redeemed	(1,812,466)	(71,708,676)	(316,374)	(11,275,709)

Net Increase (Decrease)	(334,559)	(16,499,976)	1,272,536	43,663,432

Class F(1)
Shares Sold	1,709,750	$63,723,276	—	$—
Shares Redeemed	(16,854)	(621,096)	—	—

Net Increase (Decrease)	1,692,896	63,102,180	—	—

Total Net Increase (Decrease)	(1,656,854)	$(48,279,261)	2,683,209	$109,668,718

(1)	Inception date of class was February 28, 2017.

165

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

MidCap Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	13,697,861	$370,849,897	15,555,128	$370,651,164
Shares Issued for Reinvested Dividends	2,511,944	64,205,299	6,427,454	149,631,121
Shares Redeemed	(18,730,943)	(508,094,045)	(15,258,356)	(366,056,899)
Shares converted (from) Class B into Class A	94,997	2,574,498	62,049	1,454,286

Net Increase (Decrease)	(2,426,141)	(70,464,351)	6,786,275	155,679,672

Class B
Shares Sold	11,351	$219,440	26,574	$467,152
Shares Issued for Reinvested Dividends	38,251	708,784	132,790	2,286,638
Shares Redeemed	(864,193)	(16,939,943)	(354,640)	(6,252,035)
Shares converted (from) Class B into Class A	(131,381)	(2,574,498)	(83,930)	(1,454,286)

Net Increase (Decrease)	(945,972)	(18,586,217)	(279,206)	(4,952,531)

Class C
Shares Sold	6,608,478	$134,048,058	6,173,274	$112,518,484
Shares Issued for Reinvested Dividends	1,276,316	24,518,038	3,179,938	56,602,900
Shares Redeemed	(9,415,920)	(192,766,826)	(6,388,859)	(116,189,978)

Net Increase (Decrease)	(1,531,126)	(34,200,730)	2,964,353	52,931,406

Class I
Shares Sold	71,231,631	$1,972,759,538	58,129,474	$1,418,593,240
Shares Issued for Reinvested Dividends	2,379,669	62,204,544	2,076,246	49,331,615
Shares Redeemed	(46,940,022)	(1,327,210,662)	(16,647,955)	(408,405,655)

Net Increase (Decrease)	26,671,278	707,753,420	43,557,765	1,059,519,200

Class R3
Shares Sold	880,433	$26,778,547	659,106	$17,508,553
Shares Issued for Reinvested Dividends	71,833	2,040,045	188,534	4,877,369
Shares Redeemed	(926,904)	(28,010,282)	(814,344)	(21,672,742)

Net Increase (Decrease)	25,362	808,310	33,296	713,180

Class R4
Shares Sold	3,535,831	$111,752,961	3,006,475	$82,666,863
Shares Issued for Reinvested Dividends	143,218	4,193,429	301,787	8,021,498
Shares Redeemed	(2,074,108)	(64,808,643)	(1,877,827)	(51,812,626)

Net Increase (Decrease)	1,604,941	51,137,747	1,430,435	38,875,735

Class R5
Shares Sold	5,047,179	$164,141,302	2,539,012	$70,735,603
Shares Issued for Reinvested Dividends	182,387	5,451,117	387,079	10,462,742
Shares Redeemed	(2,077,360)	(66,613,294)	(1,496,523)	(41,483,046)

Net Increase (Decrease)	3,152,206	102,979,125	1,429,568	39,715,299

Class R6
Shares Sold	11,749,683	$393,959,257	958,173	$27,674,388
Shares Issued for Reinvested Dividends	25,348	763,492	16,800	457,136
Shares Redeemed	(691,316)	(23,217,389)	(88,833)	(2,506,590)

Net Increase (Decrease)	11,083,715	371,505,360	886,140	25,624,934

166

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

MidCap Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	18,114,176	$581,578,429	20,168,263	$550,050,270
Shares Issued for Reinvested Dividends	1,233,268	37,146,030	2,668,794	72,591,201
Shares Redeemed	(20,282,059)	(650,749,214)	(9,728,296)	(273,913,281)

Net Increase (Decrease)	(934,615)	(32,024,755)	13,108,761	348,728,190

Class F(1)
Shares Sold	41,832,015	$1,185,184,129	—	$—
Shares Redeemed	(1,869,804)	(55,225,730)	—	—

Net Increase (Decrease)	39,962,211	1,129,958,399	—	—

Total Net Increase (Decrease)	76,661,859	$2,208,866,308	69,917,387	$1,716,835,085

(1)	Inception date of class was February 28, 2017.

MidCap Value Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	4,154,128	$61,296,764	5,032,229	$68,859,630
Shares Issued for Reinvested Dividends	1,230,848	17,736,292	1,281,207	17,390,710
Shares Redeemed	(4,358,872)	(64,279,058)	(3,961,991)	(54,844,846)
Shares converted (from) Class B into Class A	17,268	252,991	21,277	287,705

Net Increase (Decrease)	1,043,372	15,006,989	2,372,722	31,693,199

Class B
Shares Sold	3,033	$37,324	10,348	$124,140
Shares Issued for Reinvested Dividends	4,279	51,900	9,900	115,336
Shares Redeemed	(40,156)	(496,814)	(49,867)	(578,174)
Shares converted (from) Class B into Class A	(20,548)	(252,991)	(24,791)	(287,705)

Net Increase (Decrease)	(53,392)	(660,581)	(54,410)	(626,403)

Class C
Shares Sold	435,278	$5,397,575	415,198	$4,858,584
Shares Issued for Reinvested Dividends	239,720	2,898,214	276,461	3,206,945
Shares Redeemed	(971,515)	(12,065,234)	(810,623)	(9,514,569)

Net Increase (Decrease)	(296,517)	(3,769,445)	(118,964)	(1,449,040)

Class I
Shares Sold	7,668,101	$113,347,001	5,377,853	$76,102,795
Shares Issued for Reinvested Dividends	537,204	7,802,361	164,226	2,248,438
Shares Redeemed	(11,348,437)	(168,768,887)	(1,612,305)	(21,628,845)

Net Increase (Decrease)	(3,143,132)	(47,619,525)	3,929,774	56,722,388

Class R3
Shares Sold	177,173	$2,748,016	276,345	$3,795,520
Shares Issued for Reinvested Dividends	46,905	711,084	47,551	677,606
Shares Redeemed	(273,623)	(4,261,223)	(192,291)	(2,742,231)

Net Increase (Decrease)	(49,545)	(802,123)	131,605	1,730,895

167

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

MidCap Value Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	161,482	$2,531,111	383,094	$5,890,463
Shares Issued for Reinvested Dividends	50,007	769,092	61,300	884,311
Shares Redeemed	(358,311)	(5,595,671)	(272,150)	(3,910,822)

Net Increase (Decrease)	(146,822)	(2,295,468)	172,244	2,863,952

Class R5
Shares Sold	442,137	$6,996,338	401,029	$5,990,953
Shares Issued for Reinvested Dividends	30,139	469,074	24,999	364,802
Shares Redeemed	(448,120)	(7,330,484)	(240,467)	(3,486,688)

Net Increase (Decrease)	24,156	134,928	185,561	2,869,067

Class Y
Shares Sold	908,779	$14,411,608	1,137,558	$16,289,236
Shares Issued for Reinvested Dividends	344,028	5,370,790	742,878	10,866,975
Shares Redeemed	(4,881,032)	(77,562,637)	(6,378,833)	(93,359,924)

Net Increase (Decrease)	(3,628,225)	(57,780,239)	(4,498,397)	(66,203,713)

Class F(1)
Shares Sold	17,748,783	$264,648,905	—	$—
Shares Redeemed	(2,602,305)	(39,328,617)	—	—

Net Increase (Decrease)	15,146,478	225,320,288	—	—

Total Net Increase (Decrease)	8,896,373	$127,534,824	2,120,135	$27,600,345

(1)	Inception date of class was February 28, 2017.

Small Cap Core Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	603,467	$7,986,312	550,030	$6,238,624
Shares Issued for Reinvested Dividends	31,473	413,874	267,018	2,973,909
Shares Redeemed	(904,594)	(11,990,349)	(992,026)	(11,359,315)
Shares converted (from) Class B into Class A	24,211	320,549	27,315	307,269

Net Increase (Decrease)	(245,443)	(3,269,614)	(147,663)	(1,839,513)

Class B
Shares Sold	1,728	$21,326	1,198	$13,124
Shares Issued for Reinvested Dividends	—	—	9,645	100,111
Shares Redeemed	(50,117)	(613,352)	(61,792)	(660,274)
Shares converted (from) Class B into Class A	(26,012)	(320,549)	(29,320)	(307,269)

Net Increase (Decrease)	(74,401)	(912,575)	(80,269)	(854,308)

168

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Core Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	155,494	$1,884,290	96,805	$1,003,040
Shares Issued for Reinvested Dividends	1,705	20,614	75,093	768,199
Shares Redeemed	(282,619)	(3,440,589)	(316,903)	(3,293,999)

Net Increase (Decrease)	(125,420)	(1,535,685)	(145,005)	(1,522,760)

Class I
Shares Sold	209,790	$2,773,800	101,115	$1,200,325
Shares Issued for Reinvested Dividends	2,520	33,089	11,604	129,624
Shares Redeemed	(207,226)	(2,719,085)	(86,090)	(963,941)

Net Increase (Decrease)	5,084	87,804	26,629	366,008

Class R3
Shares Sold	38,613	$522,043	23,514	$256,934
Shares Issued for Reinvested Dividends	332	4,489	3,778	43,183
Shares Redeemed	(50,928)	(696,323)	(31,000)	(369,576)

Net Increase (Decrease)	(11,983)	(169,791)	(3,708)	(69,459)

Class R4
Shares Sold	5,133	$69,769	13,580	$152,568
Shares Issued for Reinvested Dividends	31	424	1,552	17,826
Shares Redeemed	(19,791)	(270,731)	(40,594)	(455,990)

Net Increase (Decrease)	(14,627)	(200,538)	(25,462)	(285,596)

Class R5
Shares Issued for Reinvested Dividends	40	538	1,087	12,566
Shares Redeemed	(722)	(9,853)	(14,420)	(165,254)

Net Increase (Decrease)	(682)	(9,315)	(13,333)	(152,688)

Class Y
Shares Sold	21,281	$291,830	10,902,807	$125,956,942
Shares Issued for Reinvested Dividends	90,273	1,227,713	60,169	710,300
Shares Redeemed	(9,199,056)	(124,660,345)	(1,893,466)	(22,793,798)

Net Increase (Decrease)	(9,087,502)	(123,140,802)	9,069,510	103,873,444

Class F(1)
Shares Sold	7,809,069	$102,078,229	—	$—
Shares Redeemed	(1,686,931)	(22,569,363)	—	—

Net Increase (Decrease)	6,122,138	79,508,866	—	—

Total Net Increase (Decrease)	(3,432,836)	$(49,641,650)	8,680,699	$99,515,128

(1)	Inception date of class was February 28, 2017.

169

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Growth Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	100,620	$5,180,193	175,287	$7,764,790
Shares Issued for Reinvested Dividends	26,841	1,327,268	446,050	19,403,159
Shares Redeemed	(804,016)	(41,597,654)	(1,216,680)	(51,367,031)
Shares converted (from) Class B into Class A	7,156	367,725	8,996	382,075

Net Increase (Decrease)	(669,399)	(34,722,468)	(586,347)	(23,817,007)

Class B
Shares Sold	—	$—	20	$673
Shares Issued for Reinvested Dividends	122	4,725	4,012	138,286
Shares Redeemed	(8,259)	(333,556)	(13,491)	(458,601)
Shares converted (from) Class B into Class A	(9,147)	(367,725)	(11,368)	(382,075)

Net Increase (Decrease)	(17,284)	(696,556)	(20,827)	(701,717)

Class C
Shares Sold	27,810	$1,120,166	30,975	$1,053,636
Shares Issued for Reinvested Dividends	7,807	300,558	135,865	4,642,494
Shares Redeemed	(297,822)	(11,918,718)	(349,180)	(11,966,240)

Net Increase (Decrease)	(262,205)	(10,497,994)	(182,340)	(6,270,110)

Class I
Shares Sold	5,453,731	$299,210,797	1,504,156	$67,359,589
Shares Issued for Reinvested Dividends	16,891	858,892	333,611	14,882,404
Shares Redeemed	(1,193,851)	(63,798,790)	(3,043,594)	(133,228,190)

Net Increase (Decrease)	4,276,771	236,270,899	(1,205,827)	(50,986,197)

Class R3
Shares Sold	58,580	$3,036,375	78,713	$3,382,945
Shares Issued for Reinvested Dividends	1,359	66,948	24,023	1,044,263
Shares Redeemed	(92,422)	(4,735,061)	(150,025)	(6,618,060)

Net Increase (Decrease)	(32,483)	(1,631,738)	(47,289)	(2,190,852)

Class R4
Shares Sold	313,584	$16,719,576	359,856	$16,159,472
Shares Issued for Reinvested Dividends	6,795	346,216	102,431	4,587,890
Shares Redeemed	(470,437)	(25,234,337)	(502,779)	(22,607,555)

Net Increase (Decrease)	(150,058)	(8,168,545)	(40,492)	(1,860,193)

Class R5
Shares Sold	447,938	$24,812,770	472,492	$21,498,860
Shares Issued for Reinvested Dividends	11,272	594,913	172,986	8,000,609
Shares Redeemed	(670,155)	(36,975,735)	(748,942)	(34,942,100)

Net Increase (Decrease)	(210,945)	(11,568,052)	(103,464)	(5,442,631)

Class R6
Shares Sold	106,553	$6,160,560	101,337	$4,504,644
Shares Issued for Reinvested Dividends	490	26,101	22	1,036
Shares Redeemed	(20,716)	(1,157,686)	(16,674)	(780,149)

Net Increase (Decrease)	86,327	5,028,975	84,685	3,725,531

170

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Cap Growth Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y
Shares Sold	2,205,196	$126,004,854	1,411,283	$65,897,767
Shares Issued for Reinvested Dividends	33,845	1,804,980	495,729	23,135,682
Shares Redeemed	(2,314,871)	(128,364,257)	(1,923,627)	(89,252,794)

Net Increase (Decrease)	(75,830)	(554,423)	(16,615)	(219,345)

Class F(1)
Shares Sold	1,204,782	$64,154,318	—	$—
Shares Redeemed	(402,000)	(22,598,067)	—	—

Net Increase (Decrease)	802,782	41,556,251	—	—

Total Net Increase (Decrease)	3,747,676	$215,016,349	(2,118,516)	$(87,762,521)

(1)	Inception date of class was February 28, 2017.

Small Company Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,966,446	$35,474,634	3,213,407	$50,626,998
Shares Issued for Reinvested Dividends	—	—	2,616,747	42,260,470
Shares Redeemed	(6,261,787)	(110,500,761)	(6,095,959)	(97,416,270)
Shares converted (from) Class B into Class A	16,712	298,785	28,971	456,183

Net Increase (Decrease)	(4,278,629)	(74,727,342)	(236,834)	(4,072,619)

Class B
Shares Sold	447	$5,791	6,823	$79,319
Shares Issued for Reinvested Dividends	—	—	33,958	407,499
Shares Redeemed	(51,933)	(683,587)	(95,455)	(1,115,727)
Shares converted (from) Class B into Class A	(22,710)	(298,785)	(38,966)	(456,183)

Net Increase (Decrease)	(74,196)	(976,581)	(93,640)	(1,085,092)

Class C
Shares Sold	140,709	$1,850,290	194,329	$2,328,208
Shares Issued for Reinvested Dividends	—	—	472,301	5,658,168
Shares Redeemed	(562,765)	(7,472,545)	(815,989)	(9,741,662)

Net Increase (Decrease)	(422,056)	(5,622,255)	(149,359)	(1,755,286)

Class I
Shares Sold	3,320,787	$61,901,911	2,023,112	$33,954,869
Shares Issued for Reinvested Dividends	—	—	517,744	8,708,431
Shares Redeemed	(4,551,187)	(87,638,838)	(3,462,909)	(56,677,439)

Net Increase (Decrease)	(1,230,400)	(25,736,927)	(922,053)	(14,014,139)

Class R3
Shares Sold	160,921	$3,168,983	296,140	$5,038,547
Shares Issued for Reinvested Dividends	—	—	242,555	4,249,559
Shares Redeemed	(811,923)	(16,507,208)	(525,685)	(9,098,332)

Net Increase (Decrease)	(651,002)	(13,338,225)	13,010	189,774

171

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Small Company Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	204,560	$4,233,718	370,273	$6,726,992
Shares Issued for Reinvested Dividends	—	—	268,598	4,923,405
Shares Redeemed	(762,765)	(16,070,712)	(1,023,313)	(18,196,089)

Net Increase (Decrease)	(558,205)	(11,836,994)	(384,442)	(6,545,692)

Class R5
Shares Sold	54,051	$1,152,007	294,757	$5,482,622
Shares Issued for Reinvested Dividends	—	—	176,074	3,359,491
Shares Redeemed	(202,264)	(4,423,749)	(1,531,097)	(27,300,052)

Net Increase (Decrease)	(148,213)	(3,271,742)	(1,060,266)	(18,457,939)

Class R6
Shares Sold	2,693	$62,566	606,951	$10,996,464
Shares Issued for Reinvested Dividends	—	—	55	1,073
Shares Redeemed	(6)	(150)	(606,950)	(11,143,097)

Net Increase (Decrease)	2,687	62,416	56	(145,560)

Class Y
Shares Sold	234,876	$5,126,932	593,130	$11,047,655
Shares Issued for Reinvested Dividends	—	—	1,590,330	30,836,502
Shares Redeemed	(4,088,378)	(89,018,580)	(9,310,217)	(181,231,860)

Net Increase (Decrease)	(3,853,502)	(83,891,648)	(7,126,757)	(139,347,703)

Class F(1)
Shares Sold	3,973,412	$77,874,954	—	$—
Shares Redeemed	(130,794)	(2,675,069)	—	—

Net Increase (Decrease)	3,842,618	75,199,885	—	—

Total Net Increase (Decrease)	(7,370,898)	$(144,139,413)	(9,960,285)	$(185,234,256)

(1)	Inception date of class was February 28, 2017.

Value Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	740,990	$14,477,157	829,142	$14,139,822
Shares Issued for Reinvested Dividends	147,708	2,849,514	954,273	15,811,452
Shares Redeemed	(2,564,249)	(50,412,115)	(2,472,476)	(42,658,874)
Shares converted (from) Class B into Class A	11,584	226,808	25,792	433,334

Net Increase (Decrease)	(1,663,967)	(32,858,636)	(663,269)	(12,274,266)

Class B
Shares Sold	199	$3,376	998	$14,455
Shares Issued for Reinvested Dividends	315	5,331	9,252	133,450
Shares Redeemed	(31,546)	(541,218)	(52,697)	(783,707)
Shares converted (from) Class B into Class A	(13,222)	(226,808)	(29,345)	(433,334)

Net Increase (Decrease)	(44,254)	(759,319)	(71,792)	(1,069,136)

172

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Value Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	100,952	$1,707,157	101,997	$1,485,528
Shares Issued for Reinvested Dividends	13,295	222,182	128,762	1,845,640
Shares Redeemed	(396,747)	(6,787,375)	(436,576)	(6,420,763)

Net Increase (Decrease)	(282,500)	(4,858,036)	(205,817)	(3,089,595)

Class I
Shares Sold	849,351	$16,387,611	708,964	$12,376,170
Shares Issued for Reinvested Dividends	17,965	341,942	85,174	1,396,360
Shares Redeemed	(1,177,438)	(22,883,629)	(1,186,788)	(20,278,464)

Net Increase (Decrease)	(310,122)	(6,154,076)	(392,650)	(6,505,934)

Class R3
Shares Sold	20,088	$395,021	32,000	$563,698
Shares Issued for Reinvested Dividends	1,578	30,815	15,522	259,602
Shares Redeemed	(105,280)	(2,092,530)	(88,249)	(1,520,411)

Net Increase (Decrease)	(83,614)	(1,666,694)	(40,727)	(697,111)

Class R4
Shares Sold	84,984	$1,703,670	102,710	$1,790,812
Shares Issued for Reinvested Dividends	5,048	99,579	37,821	640,216
Shares Redeemed	(205,285)	(4,198,871)	(292,471)	(5,123,200)

Net Increase (Decrease)	(115,253)	(2,395,622)	(151,940)	(2,692,172)

Class R5
Shares Sold	3,417	$68,429	13,911	$241,877
Shares Issued for Reinvested Dividends	1,824	36,215	11,717	200,138
Shares Redeemed	(92,022)	(1,870,015)	(45,733)	(833,281)

Net Increase (Decrease)	(86,781)	(1,765,371)	(20,105)	(391,266)

Class Y
Shares Sold	23,452	$478,821	41,514	$683,827
Shares Issued for Reinvested Dividends	872	17,344	7,637	130,889
Shares Redeemed	(20,279)	(418,554)	(87,678)	(1,600,586)

Net Increase (Decrease)	4,045	77,611	(38,527)	(785,870)

Class F(1)
Shares Sold	637,440	$12,493,812	—	$—
Shares Redeemed	(43,736)	(870,521)	—	—

Net Increase (Decrease)	593,704	11,623,291	—	—

Total Net Increase (Decrease)	(1,988,742)	$(38,756,852)	(1,584,827)	$(27,505,350)

(1)	Inception date of class was February 28, 2017.

11.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the

173

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. For the year ended October 31, 2017, the following fund had borrowings as follows:

Fund	Average Daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
Capital Appreciation Fund	$8,219	1	$349	4.50%

As of October 31, 2017, no Fund had any outstanding borrowings.

12.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

174

Domestic Equity Funds

Notes to Financial Statements – (continued)

October 31, 2017

Effective November 1, 2017, The Hartford Value Opportunities Fund changed its name to Hartford Quality Value Fund and its new contractual investment management fee is as follows: 0.5500% of the first $250 million, 0.4500% of the next $250 million, 0.3500% of the next $500 million, 0.3300% of the next $4 billion, 0.3250% of the next $5 billion and 0.3225% in excess of $10 billion annually of the Hartford Quality Value Fund’s average daily net assets. In addition, HFMC has contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses as follows for Hartford Quality Value Fund: 1.05% (Class A), 1.05% (Class T), 1.80% (Class C), 0.79% (Class I), 1.35% (Class R3), 1.05% (Class R4), 0.75% (Class R5), 0.70% (Class Y) and 0.65% (Class F). This contractual arrangement will remain in effect until February 28, 2019 and will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board of Directors (“Board”).

Effective November 1, 2017, each Company, on behalf of its respective Funds, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

175

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund and The Hartford Small Company Fund (nine of the series constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund and The Hartford Value Opportunities Fund (three of the series constituting The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Hartford Capital Appreciation Fund, Hartford Core Equity Fund, The Hartford Dividend and Growth Fund, The Hartford Equity Income Fund, The Hartford Healthcare Fund, The Hartford MidCap Fund, The Hartford MidCap Value Fund, Hartford Small Cap Core Fund, and The Hartford Small Company Fund (nine of the series constituting The Hartford Mutual Funds, Inc.), and The Hartford Growth Opportunities Fund, The Hartford Small Cap Growth Fund and The Hartford Value Opportunities Fund (three of the series constituting The Hartford Mutual Funds II, Inc.) at October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

176

Domestic Equity and Fixed Income

Directors and Officers of the Companies (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a, “Company” and collectively, the “Companies”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Companies as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

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Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(6) AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

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Domestic Equity and Fixed Income

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Companies. For more information, please see the most recent Statement of Additional Information.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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Domestic Equity Funds

HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that uses to determine how to vote proxies relating to portfolio securities and information about how voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited)

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Capital Appreciation Fund

Hartford Core Equity Fund

The Hartford Dividend and Growth Fund

The Hartford Equity Income Fund

The Hartford Growth Opportunities Fund

The Hartford Healthcare Fund

The Hartford MidCap Fund

The Hartford MidCap Value Fund

Hartford Quality Value Fund (formerly, The Hartford Value Opportunities Fund)

Hartford Small Cap Core Fund

The Hartford Small Cap Growth Fund

The Hartford Small Company Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 1-2, 2017, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF and HMF II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”) except for The Hartford Healthcare Fund and The Hartford Small Company Fund, and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of a separate investment management agreement by and between HMF, on behalf of The Hartford Healthcare Fund and The Hartford Small Company Fund, and HFMC (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) new investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of each of HMF and HMF II, as applicable.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets

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beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for the Hartford Small Cap Core Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

189

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Fund-by-Fund factors

The Hartford Capital Appreciation Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent and upcoming changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

Hartford Core Equity Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Dividend and Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford Equity Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, above its benchmark for the 3-year period and in line with its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford Growth Opportunities Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3-and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Healthcare Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted upcoming changes to the Fund’s portfolio management team.

190

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

The Hartford MidCap Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period, in line with its benchmark for the 3-year period and above its benchmark for the 5-year period.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group.

The Hartford MidCap Value Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

Hartford Quality Value Fund (formerly, The Hartford Value Opportunities Fund)

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 4th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period, below its benchmark for the 3-year period and in line with its benchmark for the 5-year period. The Board also noted that certain changes will be made to the Fund’s investment objective, principal investment strategy and portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which will be implemented in 2017.

Hartford Small Cap Core Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1- and 3-year periods and in line with its benchmark for the 5-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Small Cap Growth Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Small Company Fund

•

The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 5th quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-, 3- and 5-year

191

Domestic Equity Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 3rd quintile of its expense group, while its actual management fee was in the 2nd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

192

Domestic Equity Funds

Additional Information Regarding the New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”), on behalf of its respective funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Capital Appreciation Fund	0.13%	0.12%	0.00%	0.10%	0.02%	0.01%	0.00%	0.00%	0.00%
Hartford Core Equity Fund	0.11%	0.10%	0.00%	0.10%	0.01%	0.00%	0.00%	0.00%	0.01%
Hartford Dividend and Growth Fund	0.11%	0.11%	0.00%	0.13%	0.01%	0.00%	0.00%	0.00%	0.01%
Hartford Equity Income Fund	0.10%	0.09%	0.00%	0.10%	0.01%	0.00%	0.00%	0.00%	0.01%
Hartford Growth Opportunities Fund	0.14%	0.12%	0.00%	0.12%	0.02%	0.01%	0.01%	0.00%	0.02%
Hartford Healthcare Fund	0.15%	0.14%	0.00%	0.12%	0.01%	0.00%	0.02%	N/A	0.02%
Hartford MidCap Fund	0.12%	0.12%	0.00%	0.15%	0.02%	0.01%	0.00%	0.00%	0.01%
Hartford MidCap Value Fund	0.18%	0.18%	0.00%	0.19%	0.02%	0.01%	0.01%	N/A	0.03%
Hartford Small Cap Core Fund	0.22%	0.24%	0.00%	0.13%	0.02%	0.02%	0.02%	N/A	0.00%
Hartford Small Cap Growth Fund	0.24%	0.15%	0.00%	0.09%	0.02%	0.01%	0.00%	0.00%	0.02%
Hartford Small Company Fund	0.21%	0.25%	0.00%	0.20%	0.02%	0.01%	0.02%	0.00%	0.00%
Hartford Value Opportunities Fund	0.19%	0.18%	0.00%	0.12%	0.02%	0.01%	0.02%	N/A	0.06%

193

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-DE17 12/17    204304    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Fixed Income Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

The Hartford Emerging Markets Local Debt Fund (Unaudited) inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
Emerging Markets Local Debt A2	6.80%	-0.78%	0.12%
Emerging Markets Local Debt A3	2.00%	-1.69%	-0.59%
Emerging Markets Local Debt C2	5.98%	-1.54%	-0.65%
Emerging Markets Local Debt C3	4.98%	-1.54%	-0.65%
Emerging Markets Local Debt I2	7.11%	-0.54%	0.36%
Emerging Markets Local Debt R3[2]	6.61%	-1.15%	-0.25%
Emerging Markets Local Debt R4[2]	6.73%	-0.82%	0.07%
Emerging Markets Local Debt R5[2]	7.00%	-0.60%	0.31%
Emerging Markets Local Debt Y2	7.11%	-0.47%	0.38%
Emerging Markets Local Debt F2	7.18%	-0.53%	0.37%
JP Morgan GBI Emerging Markets Global Diversified Index	5.18%	-1.58%	-0.62%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global, local emerging-markets index, and consists of liquid, fixed-rate, domestic-currency government bonds.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

2

The Hartford Emerging Markets Local Debt Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Local Debt Class A	1.26%	1.49%
Emerging Markets Local Debt Class C	2.01%	2.28%
Emerging Markets Local Debt Class I	1.01%	1.27%
Emerging Markets Local Debt Class R3	1.56%	1.77%
Emerging Markets Local Debt Class R4	1.26%	1.47%
Emerging Markets Local Debt Class R5	0.96%	1.16%
Emerging Markets Local Debt Class Y	0.91%	1.11%
Emerging Markets Local Debt Class F	0.91%	1.06%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

James W. Valone, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Evan J. Ouellette

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael T. Henry

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Kevin Murphy

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Emerging Markets Local Debt Fund returned 6.80%, before sales charges, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the JP Morgan GBI Emerging Markets Global Diversified Index (GBI-EMGD), which returned 5.18% for the same period. The Fund also outperformed the 5.45% average return of the Lipper Emerging Markets Local Currency Debt Funds peer group, a group of funds that seek either current income or total return by investing at least 65% of total assets in debt issues denominated in the currency of their market of issuance, during the period.

Why did the Fund perform this way?

Performance across the emerging markets fixed income sectors was strong during the period. Local markets debt, as measured by the

JP Morgan GBI Emerging Markets Global Diversified (GBI-EMGD), generated a total return of 5.18% in U.S. Dollar terms. Emerging Markets (EM) interest rates, and specifically coupon income, drove positive returns, with the depreciation of emerging markets currencies versus the U.S. dollar (USD) slightly weighing on results.

Emerging market corporate debt finished the period with a return of 6.18% and credit spreads narrowed by 0.60% to a level of 2.73% by the end of the period as measured by the JP Morgan CEMBI Broad Diversified Index (CEMBIBD).

In December 2016, the U.S. Federal Reserve (Fed) opted to increase its policy rate for only the second time in eight years. It followed this rate increase with two additional rate increases, and also laid out its plans for balance sheet normalization (e.g., a process of shrinking the Fed’s balance sheet) later in 2017. Separately, the European

3

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Central Bank (ECB) announced plans to continue its asset-purchase program though at least September 2018, but at a lower monthly purchase rate than its current level.

Regarding emerging markets, in Europe, the Middle East, and Africa (EMEA), the Czech Republic’s central bank removed the euro/Czech koruna floor that had been in place since November 2013. In Poland, thousands of people protested the government’s attempt to overhaul the judicial branch, fearing it would undermine the judiciary’s independence. The U.S. approved new sanctions against Russia. Turkish President Recep Tayyip Erdogan continued efforts to consolidate his power, arresting opposition leaders and detaining members of the country’s parliament. Later, a referendum on constitutional change passed, further strengthening President Erdogan’s powers. In South Africa, President Jacob Zuma fired finance minister Pravin Gordhan, part of a larger cabinet shuffle in which 10 of 35 ministers were repositioned or dismissed. Later in 2017, President Zuma survived a no-confidence vote held by secret ballot. South Africa also unveiled its Medium Term Budget Policy Statement, which was worse than many had anticipated. The Organization of Petroleum Exporting Countries (OPEC) agreed to its first production cut in eight years. A Saudi Arabian-led alliance of Gulf Arab states severed most diplomatic and economic ties with Qatar. Citing irregularities, Kenya’s Supreme Court nullified incumbent President Uhuru Kenyatta’s election win and ordered a new poll between Kenyatta and Raila Odinga, which was subsequently won by Kenyatta and boycotted by Odinga.

In Latin America, daily anti-government protests continued in Venezuela due to the ongoing economic and humanitarian crisis, leaving thousands of people arrested and more than one hundred people dead. Venezuelan President Nicolás Maduro declared victory in the election of a Constituent Assembly to re-write the nation’s constitution; in response, the U.S. imposed targeted sanctions against President Maduro, other Venezuelan leaders, and certain individuals close to the government, and later banned trading in U.S. markets of new debt and equity issued by the Venezuelan government and its state oil company. In Brazil, President Michel Temer was officially charged with corruption in two separate rounds of charges. However, in each instance, Brazil’s Congress voted to reject the charges against President Temer, protecting him from prosecution while he remains in office. Argentina removed the mandatory 120-day holding period for foreign capital to repatriate funds. Later, the governing coalition of Argentinian President Mauricio Macri had a strong showing in midterm elections, strengthening President Macri’s ability to implement economic changes. El Salvador’s Congress approved a series of major pension reforms. North American Free Trade Agreement (NAFTA) renegotiations began and several rounds of talks took place, culminating with an agreement to extend discussions into the first quarter of 2018.

In Asia, the Malaysian central bank asked foreign banks to refrain from trading non-deliverable currency forwards to reduce trading in the offshore market. South Korea’s Parliament voted to impeach President Park Geun-hye after she became embroiled in a corruption scandal, and Moon Jae-in won the country’s subsequent presidential election. Tensions continued to rise on the Korean peninsula as North Korea defied calls for it to halt missile launches and stated that it successfully tested a hydrogen bomb, prompting the United Nations (UN) Security Council to impose additional sanctions. China and Hong Kong officially launched the Bond Connect, allowing foreign investors to access the Chinese bond market. Later in the period, President Xi Jinping kicked off China’s 19th Communist Party Congress with a speech signaling “a new historic juncture in China’s development” which pointed to development goals and greater involvement in international affairs. Additionally, China returned to international bond markets for the first time in thirteen years by selling $2 billion in U.S. dollar-denominated bonds.

Within the Fund, relative to the GBI-EMGD, security selection and currency positioning contributed to positive performance, while duration strategies detracted from performance. The Fund’s structural allocation to corporate bonds had a positive impact on relative performance as, generally speaking, corporate bonds marginally outperformed the local rates and coupon component of the GBI-EMGD. Within the corporate bond holdings in the Fund, security selection drove positive performance versus the CEMBIBD, and country allocation also had a marginal positive impact.

The Fund’s duration strategies detracted from relative performance. When examining EM local market duration exposure, in EMEA, an underweight duration exposure for most of the period to the Czech Republic aided results; we are cautious on Czech local rates as we expect the central bank to continue tightening, more than markets are suggesting, due to above-target inflation and increased domestic demand pressures. An underweight duration exposure to Poland, based on improving growth and wage inflation, also had a positive impact. In addition, an underweight duration exposure to Romania, due to the government’s pro-cyclical fiscal stance, contributed positively to performance. However, in Latin America, an underweight duration exposure to Colombia detracted from results; we believe our view of deflation and the Colombian central bank continuing to cut rates is in line with the market, and that valuations are unattractive. In Asia, an underweight duration exposure to Indonesia for most of the period, given less attractive valuations and expectations that the central bank would not cut rates, also detracted from relative performance. In addition, there was a negative duration impact from corporate holdings, for which the duration effect is predominantly captured by U.S. treasury yield movements; U.S. treasury yields increased over the period.

Security selection contributed positively to relative performance during the period. In EMEA, an underweight exposure to short- and long-dated local sovereign debt in Turkey weighed on results, as did an underweight exposure to short-dated local sovereign debt in Poland; in contrast, an allocation to short- and medium-term local sovereign debt in Ghana helped results. An allocation to external

4

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

corporate and quasi-sovereign debt in Russia, the United Arab Emirates, and Kazakhstan, as well as to external quasi-sovereign debt in Azerbaijan, also proved favorable. In Latin America, an allocation to long-dated Uruguayan local sovereign debt aided performance. In Argentina, an allocation to inflation-linked debt and to a Lebac (i.e., short-term debt securities issued by the central bank of Argentina) total return swap, as well as an overweight exposure to select mid- and long-dated local sovereign debt, also helped results. Further, an allocation to external provincial and corporate debt in Argentina, as well as to external quasi-sovereign and corporate debt in Mexico, Brazil, and Chile, had a positive impact. In Asia, an underweight exposure to short- and long-dated local sovereign debt in Malaysia detracted from performance, as did an underweight exposure to select local sovereign debt across the yield curve in Indonesia. At the same time, an allocation to external quasi-sovereign and corporate debt in China and India, and to external corporate debt in Hong Kong, contributed positively to results.

Currency positioning aided results. In EMEA, positioning in the Turkish lira, where we were underweight at the beginning of the period due to expectations that balance of payments pressures would persist, and overweight in the middle of the period due to an expected benefit from lower oil prices, contributed positively to performance. An overweight exposure for most of the period to the Polish zloty, due to slightly higher carry than regional peers, as well as a flexible and competitive labor market and EU fund inflows driving growth, aided results; an allocation to the Egyptian pound, based on what we consider to be favorable valuations, also proved beneficial. Additionally, an underweight exposure for most of the period to the South African rand, given political risk, had a positive impact. In Latin America, an overweight exposure for most of the period to the Mexican peso, given attractive valuations, aided performance; tactical positioning in the Colombia peso also contributed positively to performance. In contrast, in Asia, an underweight exposure for most of the period to the Thai baht, due to low carry, weighed on results.

During the period, the Fund’s interest rate and credit positioning was primarily implemented through cash bond positions and derivatives, such as interest rate and total return swaps, credit default swap contracts, and interest rate futures. We used local currency denominated cash bonds, currency forwards (deliverable and non-deliverable), and currency options to express our views on currency. Overall, the Fund’s positioning implemented via derivatives contributed positively to performance relative to the GBI-EMGD Index during the period.

What is the outlook?

We believe EM fundamentals are improving against a broadly constructive global backdrop, though some key risks remain. Growth is picking up modestly in EM countries, and we expect continued modest growth in 2018 for a gradual, u-shaped recovery. Current account balances meaningfully recovered in a number of markets, thanks to the widespread adoption of flexible exchange rate policies and improved demand for EM exports. With this adjustment, EM currencies have broadly stabilized, leaving many countries less reliant on foreign capital inflows to finance external deficits. These trends have also led to reduced inflationary pressures in the most vulnerable markets, creating space for rate cuts. Fiscal policies are also beginning to improve, though government debt ratios will likely continue to creep higher until more action is taken to address fiscal imbalances. We expect that the drag on growth from the commodity price shock should continue to slowly dissipate, as supply/demand trends keep oil valuations within a range that is comfortable for most EM countries. While this is a constructive picture for emerging markets in aggregate, not all countries are moving at the same pace and direction, as a result, we expect country differentiation to remain an essential component of the Fund’s strategies.

The global backdrop remains supportive for emerging markets on the back of synchronized global growth. This, combined with a very gradual withdrawal of monetary stimulus and improving EM fundamentals, drives our constructive view on emerging markets. We expect that global liquidity should moderate this year due to U.S. Fed tightening, but developed market central bank policy may remain broadly accommodative. Future policy actions are susceptible to the path of inflation, but the Fund’s base case remains that monetary policy normalization will continue at a gradual pace. While we recognize risks stemming from the Fed’s rate hiking cycle, it is important to remember that EM countries are in a stronger fundamental position today than they were at the start of tapering discussions in 2013. Meanwhile, China’s recent growth trends have been supported by local construction and property prices. Though we anticipate a slowdown in growth, the government is gradually addressing credit excesses in the banking sector by curbing the expansion of banks’ off-balance sheet business and tightening oversight of wealth management products. We view this as a positive policy effort and the impact to China’s real economy should be limited, aiding a soft landing. Key risks to watch over the near-term are developed market central bank policy, the U.S. policy agenda and impacts on inflation, geopolitics, and a shock to Chinese growth.

Turning to the Fund, we continue to find what we consider to be value in select local interest rate markets. We favor EM local rates exposure in Russia in particular – a special case where inflation is falling structurally and the central bank may ease beyond what markets have priced in. The Russian central bank can continue lowering rates, even as the Fed moves in the opposite direction, because of these favorable domestic dynamics. We also find longer-duration debt attractive in Mexico, mainly due to valuations as opposed to the direction of monetary policy. In Turkey, we balance the improvement in the inflation outlook, which appears to have peaked and leaves the central bank room to initiate an easing cycle, against risks surrounding the timing and pace of the rate cutting cycle. In Latin America, we ended the period underweight Brazil and Colombia relative to the benchmark despite rate cutting cycles in both countries. In Brazil, we find the longer-dated bonds to be overvalued

5

The Hartford Emerging Markets Local Debt Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

in our view; in Colombia, we expect inflation to continue to fall due to low growth and the central bank to continue cutting rates, but we believe the Fund’s underweight is in line with market views and valuations are unattractive. In Central Europe, we are cautious on the Czech Republic, as we expect the central bank to continue to tighten, more than markets are suggesting, due to above-target inflation and increased domestic demand pressures. In Asia, we favor higher yielding markets, specifically India, where valuations are attractive in our view. In contrast, we are cautious on the lower yielding Asian markets, including Thailand, Malaysia, and South Korea, where growth trends are improving and markets are more susceptible to rising inflationary pressures as the global recovery continues.

As for foreign exchange, we favor Latin America and EMEA over Asia. Broadly speaking, valuations are attractive in our view, and more resilient fundamental trends may temper downside risks over the medium-term. Improving growth in Europe and Japan may lead to a gradual reduction of monetary stimulus in those markets, reducing dispersion with U.S. policy. However, U.S. trade policy remains a wild card and tempers our constructive view. The Fund’s currency exposure is largely focused in some smaller idiosyncratic markets (Egypt, Ghana, Uruguay, and Kazakhstan). In Latin America, we favor the Peruvian sol due to attractive valuations in our view, particularly relative to copper prices. In Europe, we are cautious on the Czech koruna, which we believe remains vulnerable to outflows given heavy foreign positioning; we are also cautious on the Hungarian forint, where the central bank maintains a low interest rate policy and appears determined to act against currency appreciation. We remained underweight Asian currencies in aggregate relative to the benchmark, including the Thai baht and Taiwan dollar, which are low carry and are vulnerable to moves in the USD. However, we continued to invest in the Chinese renminbi, where the carry remains attractive and capital outflow risks are more muted. We also find value in the Indian rupee, which we believe has attractive carry supported by a strong balance of payments, as well as the Malaysian ringgit, where we believe valuations are particularly attractive in the context of an improving outlook for the trade balance and a relatively strong external position.

Regarding EM corporates, fundamentals suffered when commodity prices fell and growth in emerging markets slowed. However, we have since seen steady improvement, especially in commodity-sensitive sectors. Corporate issuers were largely shut out of international markets during the commodity price shock and reacted positively by cutting capital expenditures, dividends, and cost structures. Looking forward, we expect that deleveraging among emerging market corporates should plateau, and that companies are likely to increase spending on capital expenditures and dividends, starting from a point of stronger credit fundamentals.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated

objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	19.4%
Foreign Government Obligations	72.1
U.S. Government Securities	1.3

Total	92.8%

Short-Term Investments	6.3
Purchased Options	0.6
Other Assets & Liabilities	0.3

Total	100.0%

6

The Hartford Floating Rate Fund (Unaudited) inception 04/29/2005

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Floating Rate A1	5.66%	3.62%	3.62%
Floating Rate A2	2.49%	2.99%	3.30%
Floating Rate C1	4.89%	2.86%	2.85%
Floating Rate C2	3.89%	2.86%	2.85%
Floating Rate I1	5.95%	3.90%	3.89%
Floating Rate R3[1]	5.25%	3.33%	3.36%
Floating Rate R4[1]	5.52%	3.60%	3.60%
Floating Rate R5[1]	5.96%	3.91%	3.84%
Floating Rate Y1	5.99%	3.96%	3.96%
Floating Rate F1	5.99%	3.90%	3.90%
Credit Suisse Leveraged Loan Index	5.25%	4.46%	4.42%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

7

The Hartford Floating Rate Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate Class A	1.01%	1.02%
Floating Rate Class C	1.74%	1.74%
Floating Rate Class I	0.74%	0.74%
Floating Rate Class R3	1.26%	1.38%
Floating Rate Class R4	1.01%	1.07%
Floating Rate Class R5	0.71%	0.80%
Floating Rate Class Y	0.71%	0.71%
Floating Rate Class F	0.66%	0.66%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate Fund returned 5.66%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.25% for the same period. The Fund also outperformed the 4.73% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets

8

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Over the period, both security selection and sector allocation were contributors to positive outperformance relative to the Credit Suisse Leveraged Loan Index. The primary driver of outperformance was security selection, largely due to strong selection within the Financial Institutions, Energy, and Utilities sectors, which was partially offset by weaker selection within the Consumer Products sector. Within sector allocation, an overweight allocation to the Energy sector and underweight to Retail Stores contributed positively to the Fund’s benchmark-relative performance, while underweight allocations to Media Entertainment, Automotive, and Diversified Manufacturing detracted from performance. In aggregate, credit quality positioning had a slightly negative impact on relative performance as the Fund’s underweight to CCC and below-rated securities detracted during a time when lower quality outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve month period ended October 31, 2017, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards detracted from benchmark relative performance due to the decline of the U.S. dollar relative to the Euro and the British Pound over the period.

What is the outlook?

Our outlook for bank loans remains generally constructive. Overall, we are seeking to position the Fund to benefit from an improving economy, while also seeking to exploit issuer-specific opportunities. We believe the macro environment supports issuers with leveraged balance sheets, as indicators show increasing economic strength. That said, we continue to monitor global political risks. Tighter U.S. monetary policy may benefit bank loans more than fixed rate sectors as bank loan coupons reset higher given their floating-rate nature. Currently we are finding what we believe to be the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. Wireless issuers remained a key overweight; recent consolidation in the U.S. may improve industry structure and economics. Meanwhile, we maintained an underweight to the Media Entertainment sector. Many of its sub-sectors appear in secular (long-term) decline, including terrestrial radio, printing, and newspapers. With respect to quality, we continued to overweight single B-rated loans as we believe they currently offer the best risk/reward profile. Overall, we believe default rates will remain below historical averages, and are expected to remain benign. We believe the asset class has many long term potential benefits, including diversification and floating-rate coupons, that we believe should eventually reassert themselves to enhance the relative appeal of bank loans for investors.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand should continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

At the end of the period, the Fund maintained out-of-benchmark allocations to high yield credit and investment grade credit. Within credit quality positioning, the Fund was overweight BB-rated

9

The Hartford Floating Rate Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

securities and underweight B-rated and CCC and below-rated securities relative to the benchmark. In terms of sector positioning, the Fund was overweight Gaming, Energy, and Consumer Cyclical Services and underweight Technology, Retailers, and Media and Entertainment, relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk, bankruptcy risk, and insolvency. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”).

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%

Total	0.7%

Fixed Income Securities
Corporate Bonds	6.6%
Senior Floating Rate Interests	97.9

Total	104.5%

Short-Term Investments	0.4
Other Assets & Liabilities	(5.6)

Total	100.0%

10

The Hartford Floating Rate High Income Fund (Unaudited) inception 09/30/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
Floating Rate High Income A2	6.38%	4.16%	5.51%
Floating Rate High Income A3	3.19%	3.53%	4.98%
Floating Rate High Income C2	5.59%	3.39%	4.72%
Floating Rate High Income C3	4.59%	3.39%	4.72%
Floating Rate High Income I2	6.64%	4.44%	5.79%
Floating Rate High Income R3[2]	6.07%	3.88%	5.18%
Floating Rate High Income R4[2]	6.38%	4.18%	5.49%
Floating Rate High Income R5[2]	6.59%	4.68%	5.96%
Floating Rate High Income Y2	6.71%	4.48%	5.79%
Floating Rate High Income F2	6.57%	4.43%	5.78%
Credit Suisse Leveraged Loan Index	5.25%	4.46%	5.47%

[1]	Inception: 09/30/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 3.00% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 4/23/12, Wellington Management Company LLP became the sub-adviser for the Fund. At the end of a transition period of approximately four weeks ending on 5/18/12, Hartford Investment Management Company no longer served as a sub-adviser to the Fund.

Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes) is a market-value weighted index designed to represent the investable universe of the U.S. dollar-denominated leveraged loan market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

11

The Hartford Floating Rate High Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Floating Rate High Income Class A	1.07%	1.16%
Floating Rate High Income Class C	1.82%	1.91%
Floating Rate High Income Class I	0.82%	0.91%
Floating Rate High Income Class R3	1.37%	1.55%
Floating Rate High Income Class R4	1.07%	1.23%
Floating Rate High Income Class R5	0.77%	0.92%
Floating Rate High Income Class Y	0.77%	0.87%
Floating Rate High Income Class F	0.77%	0.82%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael J. Bacevich

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Jeffrey W. Heuer, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Floating Rate High Income Fund returned 6.38%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Credit Suisse Leveraged Loan Index, which returned 5.25% for the same period. The Fund also outperformed the 4.73% average return of the Lipper Loan Participation Funds peer group, a group of funds that invest primarily in interests in collateralized senior corporate loans that have floating or variable rates, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e., U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets

12

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Over the period, outperformance relative to the Credit Suisse Leveraged Loan Index was largely driven by security selection. Selection was strongest within the Financial Institutions, Energy, and Healthcare sectors, which was partially offset by weaker selection within the Consumer Products sector. In aggregate, sector allocation also had a positive impact on relative performance during the period. An underweight to the Retail Stores sector contributed positively to the Fund’s benchmark-relative performance, while underweight allocations to Media Entertainment and Automotive sectors detracted from performance. In aggregate, credit quality positioning had a positive impact on relative performance, as the Fund’s overweight to CCC and below-rated securities contributed positively during a time when lower quality outperformed.

The Fund used derivatives on a limited basis during the period for risk management purposes. Over the twelve month period ended October 31, 2017, the Fund employed currency forwards to minimize active currency risk from investments in non-dollar denominated securities. Although we typically view currency forwards in conjunction with the securities intended to be hedged, on a standalone basis the currency forwards detracted from performance relative to the Credit Suisse Leveraged Loan Index due to the decline of the U.S. dollar relative to the Euro and the British Pound over the period.

What is the outlook?

Our outlook for bank loans remains generally constructive. Overall, we are seeking to position the Fund to benefit from an improving economy, while also seeking to exploit issuer-specific opportunities. We believe the macro environment supports issuers with leveraged balance sheets, as indicators show increasing economic strength. That said, we continue to monitor global political risks. Tighter U.S. monetary policy may benefit bank loans more than fixed rate sectors as bank loan coupons reset higher given their floating-rate nature. Currently, we are finding what we believe to be the best opportunities in higher-quality, U.S.-focused issuers in less cyclical industries. Wireless issuers remained a key overweight; recent consolidation in the U.S. may improve industry structure and economics. Meanwhile, we maintained an underweight to the Media Entertainment sector. Many of its sub-sectors appear in secular (long-term) decline, including terrestrial radio, printing, and newspapers. With respect to quality, we continued to overweight single B-rated loans as we believe they currently offer the best risk/reward profile. Overall, we believe default rates will remain below historical averages, and are expected to remain benign. We believe the asset class has many long term potential benefits, including diversification and floating-rate coupons, that we believe should eventually reassert themselves to enhance the relative appeal of bank loans for investors.

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year. We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand should continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

At the end of the period, the Fund maintained out-of-benchmark allocations to high yield credit and investment grade credit. Within

13

The Hartford Floating Rate High Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

credit quality positioning, the Fund was overweight BB-rated securities and underweight B-rated and CCC and below-rated securities relative to the benchmark. In terms of sector positioning, the Fund was overweight Gaming, Energy, and Consumer Cyclical Services and underweight Technology, Retailers, and Media and Entertainment, relative to the Credit Suisse Leveraged Loan Index at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

The Fund should not be considered an alternative to CDs or money market funds. This Fund is for investors who are looking to complement their traditional fixed-income investments.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.7%

Total	0.7%

Fixed Income Securities
Corporate Bonds	9.7%
Senior Floating Rate Interests	98.3

Total	108.0%

Other Assets & Liabilities	(8.7)

Total	100.0%

14

The Hartford High Yield Fund (Unaudited) inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
High Yield A1	8.16%	5.01%	6.11%
High Yield A2	3.29%	4.05%	5.62%
High Yield C1	7.52%	4.24%	5.33%
High Yield C2	6.52%	4.24%	5.33%
High Yield I1	8.70%	5.29%	6.43%
High Yield R3[1]	7.99%	4.70%	5.80%
High Yield R4[1]	8.45%	5.03%	6.13%
High Yield R5[1]	8.63%	5.32%	6.40%
High Yield Y1	8.69%	5.35%	6.46%
High Yield F1	8.63%	5.27%	6.42%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	8.92%	6.27%	7.82%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

15

The Hartford High Yield Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
High Yield Class A	1.06%	1.22%
High Yield Class C	1.81%	1.87%
High Yield Class I	0.81%	0.87%
High Yield Class R3	1.36%	1.49%
High Yield Class R4	1.06%	1.19%
High Yield Class R5	0.76%	0.89%
High Yield Class Y	0.71%	0.81%
High Yield Class F	0.71%	0.76%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David B. Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford High Yield Fund returned 8.16%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Corporate High Yield Bond Index, which returned 8.92% for the same period. The Fund outperformed the 8.07% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

16

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The Bloomberg Barclays U.S. Corporate High Yield Bond Index returned 8.92% for the twelve months ended October 31, 2017 and outperformed duration equivalent treasuries by 9.26%. The option-adjusted spread (OAS) of the Bloomberg Barclays U.S. Corporate High Yield Bond Index was 3.38% on October 31, 2017, narrower than twelve months ago (4.77% as of October 31, 2016). During the period, security selection was the primary contributor to returns relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index, driven primarily by the Financials, Technology, and Healthcare sectors. This was partially offset by weaker selection in the Energy sector.

Overall, sector allocation decisions slightly contributed positively to benchmark-relative returns, primarily driven by the Fund’s underweight allocations to the retailers and supermarkets sectors. This was partially offset by an overweight to Energy, which detracted from performance.

Credit quality positioning contributed positively to relative performance during the period, primarily due to an underweight to B-rated securities.

Over the period, the Fund had a small position in High Yield Credit Default Swap Index (CDX) which contributed positively to performance relative to the Bloomberg Barclays U.S. Corporate High Yield Bond Index. The Fund’s CDX position was used for liquidity purposes and for tactically adjusting the risk posture of the Fund.

What is the outlook?

We remain constructive on high yield given the backdrop of stable corporate fundamentals, a supportive macroeconomic landscape, and strong demand for yield-producing assets. While global political risks remain, we believe valuations appear reasonable relative to our outlook, in particular given our expectation for a benign default environment over the next year.

We are particularly positive on conditions in the U.S., and favor issuers expected to benefit from a stable or growing U.S. domestic economy. While we continue to monitor the possible impact on global growth of increased political uncertainty and potentially more protectionist policies, we believe strong investor demand should continue to support the high yield market. We believe high yield maintains an attractive yield advantage and the ongoing “search for yield” given the low absolute levels of interest rates around much of the globe may continue to provide a tailwind for the asset class going forward.

The Fund ended the period most overweight the gaming and packaging sectors, and was most underweight to the retailers and automotive sectors relative to the benchmark.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

17

The Hartford High Yield Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.5%
Preferred Stocks	0.2

Total	0.7%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0 *%
Convertible Bonds	1.9
Corporate Bonds	90.3
Senior Floating Rate Interests	1.3

Total	93.5%

Short-Term Investments	5.6
Other Assets & Liabilities	0.2

Total	100.0%

*	Percentage rounds to zero.

18

The Hartford Inflation Plus Fund (Unaudited) inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a total return that exceeds the rate of inflation over an economic cycle.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Inflation Plus A1	0.27%	-1.02%	3.27%
Inflation Plus A2	-4.24%	-1.93%	2.80%
Inflation Plus C1	-0.46%	-1.76%	2.51%
Inflation Plus C2	-1.46%	-1.76%	2.51%
Inflation Plus I1	0.53%	-0.78%	3.54%
Inflation Plus R3[1]	-0.07%	-1.37%	2.90%
Inflation Plus R4[1]	0.22%	-1.07%	3.21%
Inflation Plus R5[1]	0.54%	-0.78%	3.50%
Inflation Plus Y1	0.59%	-0.71%	3.59%
Inflation Plus F1	0.62%	-0.76%	3.55%
Bloomberg Barclays U.S. TIPS 1-10 Year Index	0.15%	0.04%	3.17%
Bloomberg Barclays U.S. TIPS Index	-0.12%	-0.11%	3.81%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S currency, and have maturities of 1 to 10 years.

Bloomberg Barclays U.S. TIPS Index (reflects no deduction for fees, expenses or taxes) represents securities that protect against adverse inflation and provide a minimum level of real return. To be included in this index, bonds must have cash flows linked to an inflation index, be sovereign issues denominated in U.S. currency, and have more than one year to maturity.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

19

The Hartford Inflation Plus Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Inflation Plus Class A	0.85%	0.96%
Inflation Plus Class C	1.60%	1.67%
Inflation Plus Class I	0.60%	0.74%
Inflation Plus Class R3	1.20%	1.26%
Inflation Plus Class R4	0.90%	0.96%
Inflation Plus Class R5	0.60%	0.68%
Inflation Plus Class Y	0.55%	0.61%
Inflation Plus Class F	0.55%	0.56%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Inflation Plus Fund returned 0.27%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmarks, the Bloomberg Barclays U.S. TIPS 1-10 Year Index and Bloomberg Barclays U.S. TIPS Index, which returned 0.15% and -0.12%, respectively, for the same period. The Fund underperformed the 0.47% average return of the Lipper Treasury Inflation Protection Funds peer group, a group of funds that invest primarily in inflation-indexed fixed income securities, during the period. Inflation-linked bonds are fixed income securities structured to provide protection against inflation.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the E.U. (Brexit) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it

20

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Real and nominal U.S. Treasury yields were mixed over the past twelve months, reflecting changing levels of conviction in the global “reflation trade” as well as broader anxiety over domestic policy risk and global geopolitical risk. In late 2016, following the U.S. presidential election, markets priced in a very optimistic scenario of stimulatory fiscal policy, leading to sharply higher yields and to a significant widening in the “inflation breakeven” spread between TIPS and nominal U.S. Treasuries. As markets subsequently reacted to the continued gridlock in Washington D.C. and realized inflation underperformed expectations, these gains were largely reversed. More recently, however, renewed momentum around tax reform, expectation of Hurricane-related fiscal stimulus, and the likelihood of rates rising from tightening monetary policy have driven rates higher. Over the twelve months ending October 31, 2017, 5- and 10-year TIPS “real” yields rose 0.51% and 0.41%, respectively, and 5- and 10-year inflation breakevens rose by 0.20% and 0.14%, respectively.

The Fund’s allocation across various credit sectors, or “plus” sectors, such as bank loans, non-agency residential mortgage-backed securities (MBS), and commercial MBS were the primary contributors to outperformance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index, as credit spreads traded tighter over the period. The Fund is invested in these “plus” sectors because of the investment team’s expectation that these particular sectors will be correlated to inflation over time, and the sectors are overlaid with consumer price index (CPI) swaps so that the overall Fund “beta” to inflation is not diminished. The Fund’s positioning within Emerging Market inflation-linked bonds was another area of performance strength, as were the Fund’s tactical duration positions.

Over the period, the Fund made use of derivatives in pursuit of both risk management and total returns. Derivatives usage included U.S. Treasury futures to manage duration, credit default swaps to manage sector exposure, currency forwards both to hedge emerging market currency risk and as part of the developed currency strategy, and CPI swaps and bond forwards to add inflation sensitivity. Over the period, the impact of derivatives on performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index was generally positive. The Fund’s exposures to interest rate swaps, CPI swaps, and credit derivatives (e.g. commercial mortgage-backed security index) were additive to performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The performance of currency forward positions also contributed positively relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index. The use of bond futures to manage duration slightly detracted from performance relative to the Bloomberg Barclays U.S. TIPS 1-10 Year Index.

What is the outlook?

We continue to expect that the Core Consumer Price Index will move towards 2% by the first half of 2018. Therefore, our view remains that 5- and 10-year inflation breakevens are trading cheap, though we are seeking to keep risk low in this position, as we do not have high conviction about a near-term catalyst that would send breakevens materially higher.

We continued to be underweight shorter-term TIPS, which are most sensitive to short-term changes in inflation, and are focused on security selection around the 10-year segment of the TIPS curve. The Fund maintained allocations to bank loans, non-USD inflation linked bonds, non-agency MBS and commercial MBS, at the end of the period.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The value of inflation-protected securities generally fluctuates with changes in real interest rates, and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are

21

The Hartford Inflation Plus Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	2.4%
Foreign Government Obligations	3.2
Senior Floating Rate Interests	4.9
U.S. Government Agencies	0.0 *
U.S. Government Securities	86.9

Total	97.4%

Short-Term Investments	2.9
Other Assets & Liabilities	(0.3)

Total	100.0%

*	Percentage rounds to zero.

22

Hartford Municipal Income Fund (Unaudited) inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide a high level of current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Municipal Income A2	2.03%	3.43%
Municipal Income A3	-2.56%	1.49%
Municipal Income C2	1.87%	2.91%
Municipal Income C3	0.87%	2.91%
Municipal Income I2	2.29%	3.69%
Municipal Income F2	2.32%	3.70%
Bloomberg Barclays Municipal Bond Index	2.19%	3.39%

[1]	Inception: 05/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

23

Hartford Municipal Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Income Class A	0.71%	1.71%
Municipal Income Class C	1.46%	2.41%
Municipal Income Class I	0.46%	1.41%
Municipal Income Class F	0.41%	1.41%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager/Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Income Fund returned 2.03%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 2.19% for the same period. The Fund outperformed the 1.77% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing significant losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets as well. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it

24

Hartford Municipal Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch US Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period ended October 31, 2017 as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

The primary driver of underperformance relative to the Bloomberg Barclays Municipal Bond Index during the period was an out-of-benchmark allocation to high yield revenue bonds and high yield general obligation bonds. Security selection within investment grade revenue bonds, especially within the transportation and special tax sectors, contributed positively to relative performance during the period. The Fund’s duration and yield curve positioning also contributed positively to relative results during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture and believe this positioning is appropriate going forward. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for these bonds than they are for the airport sector. Overall enplanement (passenger) growth has slowed compared to recent quarters but is still positive. We believe that toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. The Fund ended the period with a duration of 6.11 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	10.1%
Development	2.0
Education	4.7
Facilities	0.2
General Obligation	16.0
Higher Education	1.9
Medical	8.5
Mello-Roos District	1.4
Nursing Homes	6.5
Other(2)	13.8
Power	2.9
School District	6.1
Single Family Housing	1.9
Tobacco	3.6
Transportation	10.6
Utilities	2.9
Water	2.8
Short-Term Investments	4.0
Other Assets & Liabilities	0.1

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

25

The Hartford Municipal Opportunities Fund (Unaudited) inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Municipal Opportunities A1	1.50%	2.74%	3.19%
Municipal Opportunities A2	-3.07%	1.79%	2.71%
Municipal Opportunities C1	0.73%	1.94%	2.41%
Municipal Opportunities C2	-0.26%	1.94%	2.41%
Municipal Opportunities I1	1.63%	2.96%	3.43%
Municipal Opportunities F1	1.66%	2.97%	3.43%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	1.94%	2.51%	4.12%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

26

The Hartford Municipal Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Opportunities Class A	0.71%	0.71%
Municipal Opportunities Class C	1.46%	1.47%
Municipal Opportunities Class I	0.46%	0.47%
Municipal Opportunities Class F	0.41%	0.42%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Opportunities Fund returned 1.50%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 1.94% for the same period. The Fund outperformed the 1.49% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and

27

The Hartford Municipal Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch US Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

An out-of-benchmark allocation to high yield state general obligation bonds was the primary driver of benchmark-relative underperformance during the period. The Fund’s duration and yield curve positioning also detracted from performance, largely due to the Fund’s overweight to the 10-year and 20-year portions of the yield curve as rates rose. Security selection within investment grade revenue bonds, particularly within the transportation and special tax sectors, contributed positively to relative results over the period. Selection within investment grade general obligation bonds also contributed positively to relative returns during the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture and believe this positioning is appropriate going forward. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for toll road bonds than they are for the airport sector. Overall enplanement (passenger) growth has slowed compared to recent quarters but is still positive. We believe that toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. The Fund ended the period with a duration of 5.26 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. High-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	5.2%
Bond Bank	0.2
Development	3.7
Education	1.8
Facilities	0.2
General Obligation	15.4
Higher Education	2.1
Housing	0.1
Medical	10.0
Mello-Roos District	1.4
Multifamily Housing	0.5
Nursing Homes	6.4
Other(2)	18.5
Pollution	0.1
Power	3.5
School District	7.4
Single Family Housing	3.2
Tobacco	3.6
Transportation	8.3
Utilities	0.9
Water	4.8
Short-Term Investments	3.3
Other Assets & Liabilities	(0.6)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

28

The Hartford Municipal Real Return Fund (Unaudited) inception 06/02/1986

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income exempt from federal income tax, and after-tax inflation-adjusted total returns.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Municipal Real Return A1	2.00%	1.74%	1.95%
Municipal Real Return A2	-2.59%	0.81%	1.48%
Municipal Real Return C1	1.13%	0.96%	1.19%
Municipal Real Return C2	0.14%	0.96%	1.19%
Municipal Real Return I1	2.15%	1.99%	2.20%
Municipal Real Return Y1	2.15%	2.00%	2.21%
Municipal Real Return F1	2.07%	1.98%	2.19%
Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index	1.94%	2.51%	4.12%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to 17 years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

29

The Hartford Municipal Real Return Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Real Return Class A	0.70%	0.77%
Municipal Real Return Class C	1.45%	1.51%
Municipal Real Return Class I	0.45%	0.53%
Municipal Real Return Class Y	0.45%	0.51%
Municipal Real Return Class F	0.40%	0.46%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Municipal Real Return Fund returned 2.00%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond 1-15 Year Blend (1-17) Index, which returned 1.94% for the same period. The Fund also outperformed the 1.49% average return of the Lipper Intermediate Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering

30

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

The Fund’s inflation overlay – which is implemented via Consumer Price Index (CPI) swap derivatives – was the main driver of outperformance during the period, as longer term inflation expectations increased during the period. Security selection within investment grade general obligation bonds also contributed positively to benchmark-relative returns over the period. An out-of-benchmark allocation to high yield revenue bonds detracted from relative performance over the period. The Fund’s duration and yield curve positioning also detracted slightly from relative performance.

Outside of the CPI swaps previously mentioned, derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. We expect revenue bond fundamentals to remain positive as hospitals remain fundamentally strong, but we believe that financial results have seen their peak. Furthermore, ongoing healthcare repeal risk remains. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for toll road bonds than they are for the airport sector. We believe that toll road revenues continue to grow as auto travel remains strong.

Breakevens, the difference between the yield on a nominal fixed-rate bond and the real yield on an inflation-linked bond, recovered from weakness incurred in the second quarter of 2017, as CPI data improved and expectations of fiscal policy implementation improved. Though the 2017 inflation outlook has softened over the course of the year, we remain constructive on longer-term breakeven valuations. We believe that core inflation should continue to move towards two percent, supported by a strong housing market and wage growth. Proposed stimulative fiscal policies (tax and spending) represent potential inflationary pressures for the U.S. and contribute to inflation risks being skewed to the upside.

We maintained the Fund’s inflation sensitivity during the period via the inflation overlay, with the hedge ratio at approximately 73% on a contribution to duration basis at the end of the period. The Fund ended the period with a duration of 4.80 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. The value of inflation-protected securities generally fluctuates with changes in real interest rates and the market for these securities may be less developed or liquid, and more volatile, than other securities markets. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

31

The Hartford Municipal Real Return Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	10.1%
Bond Bank	0.2
Development	2.1
Education	2.9
Facilities	0.3
General Obligation	11.2
Higher Education	5.3
Medical	10.2
Mello-Roos District	0.8
Multifamily Housing	0.2
Nursing Homes	3.7
Other(2)	17.7
Pollution	0.2
Power	3.5
School District	10.3
Single Family Housing	0.2
Tobacco	1.0
Transportation	7.8
Utilities	1.5
Water	7.4
Short-Term Investments	2.4
Other Assets & Liabilities	1.0

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

32

Hartford Municipal Short Duration Fund (Unaudited) inception 05/29/2015

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income that is generally exempt from federal income taxes, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Municipal Short Duration A2	0.81%	1.19%
Municipal Short Duration A3	-3.72%	-0.72%
Municipal Short Duration C2	0.54%	0.65%
Municipal Short Duration C3	-0.46%	0.65%
Municipal Short Duration I2	1.15%	1.47%
Municipal Short Duration F2	1.18%	1.48%
Bloomberg Barclays Municipal Bond Short 1-5 Year Index	1.26%	1.37%

[1]	Inception: 5/29/2015
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays Municipal Bond Short 1-5 Year Index (reflects no deduction for fees, expenses or taxes) is a sub-index of the Bloomberg Barclays Municipal Bond Index. It is a rules-based market value-weighted index of bonds with maturities of one year to six years engineered for the tax-exempt bond market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

33

Hartford Municipal Short Duration Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Municipal Short Duration Class A	0.70%	1.55%
Municipal Short Duration Class C	1.45%	2.29%
Municipal Short Duration Class I	0.45%	1.27%
Municipal Short Duration Class F	0.40%	1.27%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Brad W. Libby

Managing Director and Fixed Income Portfolio Manager / Credit Analyst

Wellington Management Company LLP

Timothy D. Haney, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of the Hartford Municipal Short Duration Fund returned 0.81%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Short 1-5 Year Index, which returned 1.26% for the same period. The Fund also underperformed the 0.88% average return of the Lipper Short Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it

34

Hartford Municipal Short Duration Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Tax-exempt municipal bonds, as represented by the Bank of America Merrill Lynch U.S. Municipal Securities Index, posted a positive total return of 2.11% during the period. The yield on 10-year AAA rated general obligation municipal bonds (GOs) increased during the twelve-month period as did the yield on 10-year Treasuries. The ratio of yields on 10-year AAA rated GOs to yields on 10-year Treasuries decreased over the period, falling from 94.0% to 84.5%. Over the period, technical factors were generally positive as demand for municipal funds and individual bonds was relatively strong while supply was measured.

An out-of-benchmark allocation to high yield revenue bonds detracted from returns relative to the Bloomberg Barclays Municipal Bond Short 1-5 Year Index during the period. Duration and yield curve positioning also detracted from benchmark-relative results. The Fund’s allocation to and security selection within investment grade revenue bonds contributed positively to relative returns over the period, specifically within the transportation and special tax sectors. Security selection within investment grade general obligation bonds also contributed positively to benchmark-relative returns over the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We expect the U.S. economy to maintain a steady growth rate, driven by employment gains, elevated confidence, and investment spending. We ended the period with a moderately pro-cyclical risk posture and believe this positioning is appropriate going forward. We believe fundamentals remain strong across our favored revenue sectors relative to state and local issuers. Within transportation, we remain positive on airports and toll roads with a slight preference for toll roads as we believe fundamentals and spread levels are modestly more attractive for toll road bonds than they are for the airport sector. Overall enplanement (passenger) growth has slowed compared to recent quarters but is still positive. We believe that toll road revenues continue to grow as auto travel remains strong. Within GO credits, we are positive on select state and local issuers, supported by adequate reserve levels, steady revenue growth, and more stable fiscal conditions. The Fund ended the period with a duration of 2.37 years.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable.

Composition of Municipal Bonds(1)

as of October 31, 2017

Municipal Bonds	Percentage of Net Assets
Airport	10.5%
Development	3.0
Education	2.1
General Obligation	12.5
Higher Education	2.6
Housing	0.8
Medical	11.0
Mello-Roos District	2.9
Nursing Homes	8.0
Other(2)	11.4
Pollution	0.1
Power	1.9
School District	6.9
Single Family Housing	6.4
Student Loan	0.6
Tobacco	4.3
Transportation	8.3
Utilities	1.5
Water	2.7
Short-Term Investments	4.6
Other Assets & Liabilities	(2.1)

Total	100.0%

(1)	For Fund compliance purposes, the Fund may not use the same classification system and these classifications are used for financial reporting purposes.
(2)	Other refers to Special Tax District Bonds, Tax Increment Bonds and certain Community Development District bonds.

35

The Hartford Quality Bond Fund (Unaudited) inception 11/30/2012

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Quality Bond A2	-0.35%	1.68%
Quality Bond A3	-4.84%	0.73%
Quality Bond C2	-1.11%	0.91%
Quality Bond C3	-2.08%	0.91%
Quality Bond I2	-0.20%	1.92%
Quality Bond R3[2]	-0.66%	1.43%
Quality Bond R4[2]	-0.30%	1.77%
Quality Bond R5[2]	-0.05%	2.06%
Quality Bond Y2	0.01%	2.00%
Quality Bond F2	0.00%	1.97%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%

[1]	Inception: 11/30/2012
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

36

The Hartford Quality Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Quality Bond Class A	1.00%	1.08%
Quality Bond Class C	1.75%	1.82%
Quality Bond Class I	0.75%	0.83%
Quality Bond Class R3	1.30%	1.42%
Quality Bond Class R4	1.00%	1.12%
Quality Bond Class R5	0.70%	0.82%
Quality Bond Class Y	0.65%	0.77%
Quality Bond Class F	0.60%	0.72%

*	Expenses as shown in the Fund’s prospectus dated March 1, 2017. Net expenses reflect contractual expense reimbursements, if any. The Fund filed a supplement to its statutory prospectus, dated November 1, 2017, with the U.S. Securities and Exchange Commission that updated the Fund’s total annual fund operating expense table. However, the information in this annual report is as of October 31, 2017 and does not reflect any changes made to the total annual fund operating expense table in the prospectus, as supplemented. The net expense ratios shown in the supplement are as follows: 0.87% (Class A), 1.62% (Class C), 0.62% (Class I), 1.21% (Class R3), 0.96% (Class R4), 0.66% (Class R5), 0.56% (Class Y) and 0.46% (Class F). The gross expense ratios shown in the supplement are as follows: 0.93% (Class A), 1.68% (Class C), 0.70% (Class I), 1.28% (Class R3), 0.97% (Class R4), 0.67% (Class R5), 0.62% (Class Y) and 0.57% (Class F). As of November 1, 2017, the contractual reimbursements on operating expenses and transfer agency fees remain in effect through February 28, 2019 and automatically renew for one year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Val Petrov, PhD, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Brian Conroy, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Quality Bond Fund returned -0.35%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.90% for the same period. The Fund also underperformed the 1.31% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit

37

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e., U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates three times during the period, projected an additional increase later in 2017, and began tapering its asset purchases in October. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Mortgage backed securities (MBS), as measured by the Bloomberg Barclays U.S. MBS Fixed Rate Index, returned 0.53% for the period,

while they lagged duration-equivalent Treasuries. The sector underperformed following the U.S. elections in November 2016 amid a spike in realized volatility and a sharp sell-off in U.S. Treasury yields. The sector later recouped some of its poor performance as volatility subsided and interest rates stabilized and remained range-bound between 2.05% and 2.42%. Later in the period, the MBS market took the U.S. Federal Reserve’s balance sheet normalization (i.e., a process of shrinking the Fed’s balance sheet) announcement in stride thanks to the Federal Open Market Committee’s (FOMC) well-telegraphed and gradual plan for tapering its MBS reinvestments. Within the sector, middle coupons (3.5 and 4.0) performed the best, 30-year pass-throughs outperformed 15-years, and Ginnie Mae MBS significantly lagged conventional MBS (Freddie Mac, Fannie Mae) amid a lack of demand from banks and overseas investors.

Over the twelve-month period, the Fund’s structural avoidance of investment grade (IG) corporate credit detracted from performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as corporate spreads tightened and the sector outperformed government bonds. The Fund’s structural overweight to agency MBS also detracted from performance, in particular the Fund’s overweight to conventional Freddie Mac and Fannie Mae agency pass-throughs, as they underperformed Treasuries on a duration-adjusted basis. The Fund’s selection in conventional agency pass-throughs was also a detractor from relative performance, specifically in 30-year 4.0 coupons and 15-year 2.5 coupons. On the other hand, the Fund’s allocation to non-agency MBS was the largest contributor to relative performance during the period. Allocations to asset-backed securities (ABS) (particularly collateralized loan obligations (CLOs)), Fannie Mae delegated underwriting servicing (DUS) bonds, and commercial MBS were also additive to relative results. A lower structural duration posture verses the index contributed positively to performance relative to the Bloomberg Barclays U.S. Aggregate Bond Index as U.S. interest rates rose over the period. The Fund strategically maintains a shorter duration than the Bloomberg Barclays U.S. Aggregate Index, particularly on the long-end of the yield curve where the Fund was most underweight.

The Fund used U.S. Treasury futures to adjust the duration and risk posture of the Fund during the period. Over the period, the use of U.S. Treasury futures detracted from performance. Additionally the Fund used interest rate swaps and an interest rate swaption during the period which slightly detracted from performance of the Fund.

What is the outlook?

We continue to believe that agency MBS represent a better risk/reward trade-off than investment grade credit over a full cycle. Mortgage spreads are narrower than they were over the past few years, which is a reflection of the steady growth, benign inflation, and low volatility environment. At this time, we believe that most of the positive news appears to be priced into the market, making MBS spreads more vulnerable to an increase in volatility. The Fed has

38

The Hartford Quality Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

orchestrated a smooth balance-sheet exit so far, judging by the muted agency MBS market response. We plan to be opportunistic in managing the Fund’s MBS exposure, watching spreads and developments on the economic and political fronts to tactically adjust positioning. Longer term, we still expect MBS spreads to remain toward the tight end of their range relative to history.

We have a constructive outlook on most non-agency residential MBS, given the strong performance of the U.S. housing market supporting credit and the positive technical tailwinds. Our longer term commercial MBS outlook is constructive due to favorable fundamentals, though pockets of structural weakness such as retail, U.S. regions affected by soft oil prices, and hurricane-stricken areas, require judicious credit analysis. We are constructive on ABS and CLOs driven by strong fundamentals, balanced somewhat by the later stage of the economic cycle.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. The Fund may use dollar rolls, repurchase agreements, or reverse repurchase agreements, which can increase risk and volatility. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	28.7%
U.S. Government Agencies	98.2
U.S. Government Securities	5.3

Total	132.2%

Short-Term Investments	1.5
Purchased Options	0.6
Other Assets & Liabilities	(34.3)

Total	100.0%

39

The Hartford Short Duration Fund (Unaudited) inception 10/31/2002

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Short Duration A1	1.94%	1.54%	2.44%
Short Duration A2	-0.10%	1.13%	2.24%
Short Duration C1	1.20%	0.79%	1.69%
Short Duration C2	0.20%	0.79%	1.69%
Short Duration I1	2.21%	1.83%	2.69%
Short Duration R3[1]	1.58%	1.23%	2.38%
Short Duration R4[1]	1.83%	1.52%	2.57%
Short Duration R5[1]	2.33%	1.87%	2.77%
Short Duration Y1	2.17%	1.87%	2.78%
Short Duration F1	2.27%	1.85%	2.69%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	0.67%	0.90%	2.05%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 2.00%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class I shares commenced operations on 2/26/10. Performance prior to that date is that of the Fund’s Class A shares (excluding sales charges). Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance for Class F shares prior to 2/28/17 reflects the performance of Class I shares from 2/26/10 through 2/27/17 and Class A shares (excluding sales charges) prior to 2/26/10.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index comprised of the U.S. Government/Credit component of the U.S. Aggregate Index. The 1-3 Year U.S. Government/Credit Index includes securities in the 1-3 year maturity range in the U.S. Government/Credit Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

40

The Hartford Short Duration Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Short Duration Class A	0.85%	0.89%
Short Duration Class C	1.60%	1.60%
Short Duration Class I	0.56%	0.56%
Short Duration Class R3	1.15%	1.23%
Short Duration Class R4	0.85%	0.93%
Short Duration Class R5	0.55%	0.62%
Short Duration Class Y	0.55%	0.55%
Short Duration Class F	0.50%	0.50%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Manager

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Short Duration Fund returned 1.94%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index, which returned 0.67% for the same period. The Fund also outperformed the 1.62% average return of the Lipper Short Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted growth and inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. U.S. President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates in June, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

41

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in most global government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The Fund’s out-of-benchmark allocation to bank loans was the primary driver of outperformance relative to the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index over the period. The Fund’s overweight to investment grade credit, in particular Financials issuers, also contributed positively to benchmark-relative outperformance over the period. In addition, the Fund’s allocation to asset-backed securities (ABS), specifically collateralized loan obligations (CLOs), contributed positively to relative returns, while an allocation to agency mortgage-backed securities (MBS) detracted from performance. Duration and yield curve positioning also contributed positively to benchmark relative returns for the period.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the U.S. economy will continue its positive growth trajectory, driven by elevated confidence, employment gains, and investment spending. We continue to expect core inflation to rise toward 2%, underpinned by strong labor and housing markets and a weak USD.

The Fed’s tightening trajectory is well-understood. The Federal Open Market Committee (FOMC) has completed two out of three proposed interest rate increases for 2017. We expect they will increase once more before year-end. As a result, the Fund is positioned with a short duration bias.

We maintain a moderately pro-cyclical positioning in the corporate bond sector, continuing to favor U.S. Financials, based on what we consider to be a positive U.S. economic growth trajectory, strong corporate fundamentals, and a solid technical backdrop. However, our view is somewhat tempered by tight valuations. We are constructive on the ABS sector based on what we consider to be steady U.S. economic growth, strengthening employment, and a strong U.S. consumer, although our positive view is somewhat tempered by the later stage of the current cycle. Within the sector, we favor auto, credit card, and equipment ABS deals. Our longer-term commercial mortgage backed securities (CMBS) outlook is constructive based on what we consider to be favorable commercial Real Estate fundamentals and attractive valuations. We are positive on bank loans due both to their diversification benefits, as well as their floating-rate nature which has benefited from increased U.S. Libor rates.

At the end of the period, the Fund was positioned with a moderately pro-cyclical risk posture, favoring the credit and securitized sectors. Specifically, the Fund maintained exposure to bank loans and remained overweight investment grade corporate credit, favoring Financials issuers. The Fund also maintained allocations to agency MBS, and non-agency on continued strength in the housing market. We also continued to favor consumer ABS, higher quality CLOs, as well as senior tranches of short-dated commercial MBS.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities’ risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid.

42

The Hartford Short Duration Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	15.1%
Corporate Bonds	55.4
Foreign Government Obligations	0.3
Municipal Bonds	1.3
Senior Floating Rate Interests	22.0
U.S. Government Agencies	4.9
U.S. Government Securities	0.4

Total	99.4%

Short-Term Investments	3.1
Other Assets & Liabilities	(2.5)

Total	100.0%

43

The Hartford Strategic Income Fund (Unaudited) inception 05/31/2007

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide current income and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Strategic Income A1	7.26%	3.61%	4.79%
Strategic Income A2	2.43%	2.66%	4.30%
Strategic Income C1	6.38%	2.84%	4.01%
Strategic Income C2	5.38%	2.84%	4.01%
Strategic Income I1	7.51%	3.89%	5.05%
Strategic Income R3[1]	6.83%	3.26%	4.70%
Strategic Income R4[1]	7.13%	3.61%	4.90%
Strategic Income R5[1]	7.48%	3.93%	5.10%
Strategic Income R6[1]	7.66%	3.99%	5.14%
Strategic Income Y1	7.67%	3.99%	5.13%
Strategic Income F1	7.46%	3.88%	5.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R3, R4 and R5 shares commenced operations on 9/30/11. Performance prior to that date is that of the Fund’s Class Y shares. Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company, using a modified investment strategy. As of 4/2/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

44

The Hartford Strategic Income Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Strategic Income Class A	0.96%	1.05%
Strategic Income Class C	1.71%	1.75%
Strategic Income Class I	0.71%	0.75%
Strategic Income Class R3	1.26%	1.42%
Strategic Income Class R4	0.96%	1.08%
Strategic Income Class R5	0.66%	0.76%
Strategic Income Class R6	0.61%	0.65%
Strategic Income Class Y	0.61%	0.70%
Strategic Income Class F	0.61%	0.65%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Strategic Income Fund returned 7.26%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.90% for the same period. During the period, the Fund also outperformed the 5.09% average return of the Lipper Multi-Sector Income Funds peer group, a group of funds that seeks current income by allocating assets among several different fixed income securities sectors (with no more than 65% in any one sector except for defensive purposes), including U.S. government and foreign governments, with a significant portion of assets in securities rated below investment-grade.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter of 2017 as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. Political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election –

45

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The Federal Reserve (Fed) increased rates three times during the period, projected an additional increase later in 2017, and began tapering its asset purchases. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018.

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Consistent with the Fund’s objective to provide current income and long-term total return, we continued to position the Fund with an overweight to credit risk sectors, including high yield credit, emerging markets debt, and bank loans. The primary driver of the Fund’s outperformance relative to the Bloomberg Barclays U.S. Aggregate Bond Index over the period was out-of-benchmark allocations to non-agency mortgage backed securities (MBS) and bank loans. The Fund also benefited from an overweight to and security selection within emerging markets debt during the period, including U.S. dollar-denominated sovereigns and to a lesser extent, local currency debt. An out-of-benchmark allocation to high yield financial corporates was also additive during the period.

The Fund’s underweight to investment grade corporate bonds detracted from relative performance during the period. An overweight allocation to commercial mortgage backed securities (CMBS) also negatively affected relative performance. We continue to be biased towards the intermediate portion of the yield curve. The Fund’s overweight to the 5-year and 10-year portion of the yield curve detracted from returns relative to the Bloomberg Barclays U.S. Aggregate Bond Index as interest rates rose during the period. Derivative exposure to high yield credit default swap indexes (CDX) contributed positively to relative performance.

Derivative exposure to currency forwards and investment grade corporate credit default swap indexes helped relative returns.

What is the outlook?

We believe the U.S. economy will maintain positive growth and we maintain a moderately pro-cyclical risk posture. We expect the core Consumer Price Index (CPI) to continue increasing towards two percent, year-over-year, and as of the end of the period the Fund was positioned for a moderate additional increase in inflation expectations. We maintained a modest underweight exposure in the Fund to investment grade corporates in favor of higher yielding sectors such as high yield and banks loans. We believe that Emerging Market (EM) real Gross Domestic Product (GDP) growth is picking up and we maintained the Fund’s exposure to EM debt. The Fund is also underweight agency MBS as of the end of the period, but owned structured finance tied to residential mortgages and high quality Collateralized Loan Obligations (CLOs). At the end of the period, we maintained a structural emphasis in the Fund on higher income-producing sectors such as bank loans, high yield, contingent convertible securities (CoCos), EM debt, and non-agency MBS.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Bank loans can be difficult to value and highly illiquid; they are subject to credit risk and risks of bankruptcy and insolvency. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or

46

The Hartford Strategic Income Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	14.3%
Corporate Bonds	18.4
Foreign Government Obligations	24.8
Municipal Bonds	2.1
Senior Floating Rate Interests	23.9
U.S. Government Agencies	1.3
U.S. Government Securities	16.0

Total	100.8%

Short-Term Investments	1.8
Other Assets & Liabilities	(2.7)

Total	100.0%

47

The Hartford Total Return Bond Fund (Unaudited) inception 07/22/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Total Return Bond Fund A1	2.19%	2.16%	3.74%
Total Return Bond Fund A2	-2.41%	1.23%	3.26%
Total Return Bond Fund C1	1.43%	1.41%	2.97%
Total Return Bond Fund C2	0.44%	1.41%	2.97%
Total Return Bond Fund I1	2.41%	2.45%	4.03%
Total Return Bond Fund R3[1]	1.86%	1.85%	3.46%
Total Return Bond Fund R4[1]	2.18%	2.17%	3.75%
Total Return Bond Fund R5[1]	2.48%	2.48%	4.06%
Total Return Bond Fund R6[1]	2.69%	2.56%	4.15%
Total Return Bond Fund Y1	2.57%	2.58%	4.16%
Total Return Bond Fund F1	2.62%	2.49%	4.05%
Bloomberg Barclays U.S. Aggregate Bond Index	0.90%	2.04%	4.19%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50%. Returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of 3/5/12, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes) is composed of securities from the Bloomberg Barclays Government/Credit Bond Index, Mortgage-Backed Securities Index, Asset-Backed Securities Index, and Commercial Mortgage-Backed Securities Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

48

The Hartford Total Return Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Total Return Bond Class A	0.87%	0.87%
Total Return Bond Class C	1.60%	1.60%
Total Return Bond Class I	0.61%	0.61%
Total Return Bond Class R3	1.18%	1.18%
Total Return Bond Class R4	0.86%	0.86%
Total Return Bond Class R5	0.56%	0.56%
Total Return Bond Class R6	0.45%	0.45%
Total Return Bond Class Y	0.50%	0.50%
Total Return Bond Class F	0.45%	0.45%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Robert D. Burn, CFA

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford Total Return Bond Fund returned 2.19%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 0.90% for the same period. The Fund also outperformed the 1.31% average return of the Lipper Core Bond Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever quarterly losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations at the beginning of the period. Optimism that the policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter of 2017 and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the Brexit process as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the European Union (E.U.) – and gilt (i.e. U.K. government bond) yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the

49

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance. The U.S. Federal Reserve (Fed) increased rates three times during the period, projected an additional increase later in 2017, and began tapering its asset purchases in October. The Bank of England also increased rates for the first time in more than ten years to contain surging inflation despite uncertainty about the post-Brexit growth outlook. The European Central Bank (ECB) also announced it would reduce its asset purchases beginning in January 2018, but extended the program until September 2018. At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

The primary driver of the Fund’s outperformance versus the benchmark was the out-of-benchmark allocation to non-agency mortgage backed securities (MBS) and collateralized loan obligations (CLOs). Security selection in investment grade credit, particularly within the Financials and Industrials sectors, also contributed positively to relative performance. High yield positioning was also additive to results. Positive results from exposure to bank loans, BB-rated high yield bonds, and European financials, were only partially offset by the Fund’s derivative hedges, implemented through credit default swap indices (CDX). The Fund’s opportunistic interest rate positioning, which was implemented partially through interest rate swaps and bond futures, represented another positive contributor to relative performance as rates on the short-end of the yield curve, where the Fund was underweight duration, rose over this period. The Fund’s allocation to non-agency residential mortgage-backed securities (RMBS) was a detractor from relative performance during the period.

What is the outlook?

During the period, we continued to position the Fund with a moderately pro-cyclical risk posture in credit markets, based on what we considered to be positive U.S. economic growth momentum. The Fund is positioned for a moderate additional increase in inflation expectations as we expect core Consumer Price Index (CPI) to increase toward 2% year-over-year. The Fund ended the period with an underweight positioning in investment grade credit relative to the benchmark and continued to favor Financials issuers. Within securitized products, the Fund held an overweight to agency mortgage-backed securities and maintained an out-of-benchmark allocation to select non-agency RMBS. The Fund also held commercial mortgage-backed securities and CLOs. Within high yield, we continued to favor BB rated securities and bank loans, and the Fund held contingent convertibles (CoCos) of large European banks. The Fund also continued to hold select exposure to emerging markets debt in countries where we believe valuations are attractive.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. The Fund may purchase securities in the To-Be-Announced (TBA) market, which can subject the Fund to additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. The Fund has the ability to invest in foreign and emerging-market bonds. Investments in these securities generally involve greater risk, volatility, and possibility of loss. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

50

The Hartford Total Return Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.0 *%
Preferred Stocks	0.0 *

Total	—%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	33.4%
Corporate Bonds	24.4
Foreign Government Obligations	2.5
Municipal Bonds	1.4
Senior Floating Rate Interests	2.4
U.S. Government Agencies	46.6
U.S. Government Securities	15.1

Total	125.8%

Short-Term Investments	2.3
Purchased Options	0.2
Other Assets & Liabilities	(28.3)

Total	100.0%

*	Percentage rounds to zero.

51

The Hartford World Bond Fund (Unaudited) inception 05/31/2011

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation with income as a secondary goal.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
World Bond A2	0.87%	1.53%	2.82%
World Bond A3	-3.67%	0.60%	2.08%
World Bond C2	0.19%	0.79%	2.07%
World Bond C3	-0.81%	0.79%	2.07%
World Bond I2	1.16%	1.79%	3.09%
World Bond R3[2]	0.58%	1.20%	2.49%
World Bond R4[2]	0.87%	1.51%	2.80%
World Bond R5[2]	1.25%	1.84%	3.11%
World Bond R6[2]	1.25%	1.91%	3.20%
World Bond Y2	1.25%	1.92%	3.20%
World Bond F2	1.25%	1.81%	3.10%
Citigroup World Government Bond Index	0.23%	-0.41%	0.49%

[1]	Inception: 05/31/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class R6 shares commenced operations on 11/07/14. Performance prior to that date is that of the Fund’s Class Y shares. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares.

To the extent a share class has adopted the prior performance of another share class that had different operating expenses, such performance has not been adjusted to reflect the different operating expenses. If the performance were adjusted, it may have been higher or lower.

Citigroup World Government Bond Index (reflects no deduction for fees, expenses or taxes) is a market-capitalization weighted index consisting of government bond markets. Country eligibility is based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/ reimbursements from Hartford Funds Management Company, LLC, the investment manager, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

52

The Hartford World Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
World Bond Class A	1.05%	1.11%
World Bond Class C	1.77%	1.77%
World Bond Class I	0.79%	0.79%
World Bond Class R3	1.35%	1.40%
World Bond Class R4	1.05%	1.08%
World Bond Class R5	0.75%	0.81%
World Bond Class R6	0.67%	0.72%
World Bond Class Y	0.70%	0.72%
World Bond Class F	0.67%	0.72%

*	Expenses as shown in the Fund’s most recent prospectus. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses and transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class R6 and F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

Portfolio Managers

Mark H. Sullivan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Martin Harvey, CFA

Vice President and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform during the period?

The Class A shares of The Hartford World Bond Fund returned 0.87%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the Citigroup World Government Bond Index, which returned 0.23% for the same period. The Fund underperformed the 3.13% average return of the Lipper Global Income Funds peer group, a group of funds that invests primarily in U.S. dollar and non-U.S. dollar debt securities of issuers located in at least three countries, one of which may be the United States, during the period.

Why did the Fund perform this way?

Over the period, global fixed income markets were influenced by a rebound in global growth, central bank monetary policy expectations, and geopolitical events. The period began with fixed income markets experiencing one of their largest ever losses. Global sovereign debt yields climbed, led by the United States (U.S.), as President-elect Trump’s proposed expansionary fiscal policy lifted inflation expectations. Optimism that policy would emphasize tax reforms and deregulation boosted credit markets. Robust economic data in the first quarter and demand for yield-producing assets continued to support credit markets. In the U.S., President Trump’s failure to secure a repeal of the Affordable Care Act in Congress cast doubt on prospects for his other policy agendas, reversing some of the post-election selloff in U.S. Treasuries. The United Kingdom (U.K.) took the next step in the process of exiting the European Union (E.U.) (known as “Brexit”) as Prime Minister May triggered Article 50 – setting the stage for the nation’s departure from the E.U. – and gilt yields declined.

Fixed income markets continued to post positive returns through the second quarter as generally solid corporate earnings trumped concerns about prospects for retailers, particularly in the U.S. In the U.S., political controversies – in particular, the ongoing investigation into alleged involvement by Russia in the 2016 presidential election – led to a short-lived dip in risk assets. Elections in France and the U.K. presented potential sources of volatility, but proved benign in the aftermath. Monetary policy developments among developed markets started pointing to a less accommodative stance The Fed increased rates in June 2017, projected an additional increase later in 2017, and laid out a plan for tapering its asset purchases while Bank of England Governor Carney indicated rate increases would be looming in the U.K. However, the European Central Bank (ECB) lowered its inflation forecasts, triggering speculation that it might postpone the tapering of asset purchases that had been expected later this year.

53

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

At the end of the period, escalating geopolitical tensions between the U.S. and North Korea, and serial disappointments in inflation data helped to contain the increase in sovereign debt yields prompted by central bank policy normalization. Generally strong economic data, a rally in commodities prices, and continued demand for yield-producing assets supported credit markets. The Fed announced it would begin tapering its asset purchases starting in October 2017 and continued to project another rate increase later this year. Meanwhile, the Bank of England signaled it was close to hiking rates to contain surging inflation despite uncertainty about the post-Brexit growth outlook.

Over the period, most currencies strengthened over the U.S. dollar (USD). To start off the period, most currencies weakened versus the USD, particularly those of emerging markets, over concerns about the impact of protectionist policies on U.S. trade partners after the election of Donald Trump. However, these currencies and most developed market currencies strengthened against the USD during the remainder of the period as the market became skeptical about the Fed’s projected rate-hiking path and a number of developed market central banks turned more and a number of developed central banks began to reduce monetary easing policies.

Absolute returns in the major fixed income credit risk sectors were positive during the twelve-month period, aided by the decline in government bond yields. On an excess return basis, most credit risk sectors posted positive returns over the twelve-month period, including high yield, emerging markets debt, and investment grade corporates, as credit spreads tightened over the period on the back of strong global economic data and demand for yield-producing assets.

Note that the Fund is managed to seek capital appreciation and, secondly, income. For the twelve-month period, interest rate positioning and credit strategies contributed positively to total returns, while currency strategies detracted from total returns. Relative to the Citigroup World Government Bond Index, interest rate positioning contributed positively to performance, particularly late in 2016 as interest rates in the U.S. rose, while currency positioning detracted from performance, due to the Fund’s larger USD allocation.

Within country strategies, the Fund’s core allocation to developed sovereign governments was a positive contributor to total returns over the period as most sovereign debt yields, particularly those in the dollar bloc, declined. Within macro-based duration strategies, underweight positions in Eurozone countries, particularly Germany, detracted from absolute performance over the period. Additionally, the Fund’s overweight duration positions in the U.S. and U.K. detracted from absolute performance during the first couple of months of the year due to increasing doubts in the ability of the new U.S. administration to deliver on expansionary fiscal policies. The Fund’s long Canada 10-year versus short Germany and U.S. 10-year positions, held primarily during the third quarter of 2017, detracted from absolute performance as Canadian rates moved higher after the Bank of Canada (BoC) chose to raise rates twice during the quarter.

Against the Citigroup World Government Bond Index, not holding any duration exposure to Japanese Government Bonds (JGB) contributed positively, as JGB yields largely increased.

The Fund’s currency strategies provided negative total returns. The Fund’s high USD exposure helped preserve capital in the last two months of 2016, given the strong appreciation in the USD after the U.S. presidential elections. Early in 2017, the Fund’s allocation to the Canadian dollar detracted, as did an overweight USD position versus the Euro and Yen in our macro-driven strategies, as the USD depreciated. This was somewhat offset by positive results from an opportunistic overweight to the Mexican dollar versus Australian dollar, as emerging market currencies started to rebound after investors became less concerned about protectionist policies from the Trump administration. Over the last half of the period, the Fund’s allocation to Euro area currencies, such as the Swedish Krona and Norwegian Krone, contributed positively as the currencies appreciated. Relative to the Citigroup World Government Bond Index, the Fund’s higher exposure to the USD drove relative underperformance as most currencies appreciated versus the USD.

Within the Fund’s credit strategies, the Fund’s out-of-benchmark opportunistic allocations to high yield and securitized debt contributed positively to absolute returns and returns relative to the Citigroup World Government Bond Index. Optimism around global growth and a preference for yield by investors supported most credit performance. The Fund’s exposure to investment grade corporates also contributed positively to performance.

During the period, we used derivatives in the Fund, primarily currency forwards and exchange-traded government bond futures, but also in small part credit default swaps, index credit default swaps and, interest rate, bond, index and currency futures and/or options in pursuit of the investment objective as well as to hedge against risk.

The Fund’s macro-driven duration strategies, which are primarily implemented through the use of exchange-traded government bond futures and cash bonds contributed positively to total returns over the period; the Fund’s country rotation strategies, which are also implemented through exchange-traded government bond futures, detracted from performance. The Fund’s macro-driven and smart market currency strategies, which are implemented through currency forwards, detracted over the period, while the Fund’s credit positioning, which is implemented through the use of cash bonds, credit default swaps (index and single name), and interest rate swaps, contributed positively to returns over the period.

What is the outlook?

We believe there is a shift towards tighter monetary policy and looser fiscal policy in major developed markets. The past nine years have been characterized by expanding central bank balance sheets, stagnant productivity and a lack of inflation. These themes have dominated financial markets, squashed volatility and suppressed bond yields. Looking ahead, it feels like we are entering a new phase

54

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

where the above factors are beginning to shift. Global central bank balance sheets are slowly coming off the peak, the Fed and the BoC have started lifting policy rates, the Trump administration is pushing to reduce the regulatory burden, capital expenditures intentions are lifting, fiscal policy plans suggest a number of countries are looking to stimulate, and there are signs that companies may be looking to deepen their capital stock, which we believe may boost productivity over time.

We believe that the missing link that is helping to keep bond yields low in the face of these shifts remains wages and core inflation. However, with the U.S. set to deploy a large fiscal stimulus at a time when the unemployment rate is below long-run estimates, this could exacerbate labor shortages and eventually lead to higher wages and core inflation risks. Even in Europe, one feature of the recent cycle has been the sharp rise in reported capacity constraints and a general pick-up in price expectations. If that keeps developing, it could drive ECB to exit quantitative easing more quickly, leading to potentially higher European rates. Global inflation is stable, but still below its long run average, and it is not yet showing any signs of significant acceleration. We believe that determining whether 2018 sees another ‘sweet spot’ for risk assets relies on whether or not we see the lift in productivity that would help contain inflation and lead to a gradual monetary tightening cycle.

The broad U.S. dollar index has rebounded late in the period, driven by several factors, including prospects for U.S. tax reform, stronger-than-expected U.S. data in the face of hurricanes, the Fed’s hiking cycle, hopes of tighter monetary policy implemented by a Fed chair appointee, and renewed European political concerns. We think that two developments need to gather more momentum for this dollar rally to last – U.S. tax reform and wage/consumer price index (CPI) pressures. Otherwise, the U.S. dollar rally may soon begin to weaken. We think both tax reform prospects and U.S. wage pressures can lift a bit more from here, but our conviction is low. Our base case remains that Fed balance sheet normalization (i.e., a process of shrinking the Fed’s balance sheet) will not be a market-moving event in the coming weeks after October 31, 2017 given how gradual the reduction will be. However, the start of Fed normalization makes the U.S. Treasury market and, by association, any derivatives of this market much more vulnerable to exogenous shocks such as U.S. CPI pressures or an increase in fiscal spending. Among European currencies, we continue to favor currencies of small open economies around the euro area, including the Swedish krona and the Norwegian krone. Our bias is still for some GBP weakness through year-end as Brexit negotiations falter, economic data weakens further, and the Tory party fractures.

We maintain a positive outlook for the credit cycle and see room for further spread tightening. We continue to see the most compelling corporate credit investment opportunities in Europe and the U.S. The strength of the European economic cycle along with continuing monetary accommodation from the ECB create an environment conducive to further European corporate bond spread tightening. U.S. economic activity remains solid and is expected to accelerate thanks to the corporate tax cuts and financial sector deregulation we anticipate.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes and/or portfolio management teams does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

55

The Hartford World Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.1%
Convertible Preferred Stocks	0.1
Preferred Stocks	0.0 *

Total	0.2%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	8.7%
Convertible Bonds	0.5
Corporate Bonds	16.3
Foreign Government Obligations	54.5
Municipal Bonds	0.1
Senior Floating Rate Interests	2.2
U.S. Government Agencies	0.6
U.S. Government Securities	14.2

Total	97.1%

Short-Term Investments	0.7
Purchased Options	0.0 *
Other Assets & Liabilities	2.0

Total	100.0%

*	Percentage rounds to zero.

56

Fixed Income Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Hartford Emerging Markets Local Debt Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,033.20	$6.41	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class C	$1,000.00	$1,029.10	$10.23	$1,000.00	$1,015.12	$10.16	2.00%	184	365
Class I	$1,000.00	$1,034.70	$5.13	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R3	$1,000.00	$1,032.10	$7.38	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class R4	$1,000.00	$1,033.20	$6.41	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R5	$1,000.00	$1,034.70	$4.82	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class Y	$1,000.00	$1,035.40	$4.62	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class F	$1,000.00	$1,035.20	$4.62	$1,000.00	$1,020.67	$4.58	0.90%	184	365

57

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Floating Rate Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.70	$4.99	$1,000.00	$1,020.27	$4.99	0.98%	184	365
Class C	$1,000.00	$1,016.90	$8.74	$1,000.00	$1,016.54	$8.74	1.72%	184	365
Class I	$1,000.00	$1,022.00	$3.67	$1,000.00	$1,021.58	$3.67	0.72%	184	365
Class R3	$1,000.00	$1,019.30	$6.36	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,020.60	$5.09	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class R5	$1,000.00	$1,022.10	$3.57	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class Y	$1,000.00	$1,022.10	$3.57	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class F	$1,000.00	$1,022.40	$3.31	$1,000.00	$1,021.93	$3.31	0.65%	184	365

The Hartford Floating Rate High Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,023.60	$5.36	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,019.70	$9.16	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class I	$1,000.00	$1,024.90	$4.08	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$1,022.00	$6.88	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,023.60	$5.36	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,024.10	$3.83	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,025.20	$3.83	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class F	$1,000.00	$1,024.10	$3.83	$1,000.00	$1,021.43	$3.82	0.75%	184	365

The Hartford High Yield Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.20	$5.38	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,029.80	$9.21	$1,000.00	$1,016.13	$9.15	1.80%	184	365
Class I	$1,000.00	$1,034.90	$4.10	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$1,030.70	$6.91	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,033.60	$5.38	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,033.80	$3.84	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class Y	$1,000.00	$1,035.40	$3.59	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class F	$1,000.00	$1,035.40	$3.59	$1,000.00	$1,021.68	$3.57	0.70%	184	365

58

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Inflation Plus Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,000.00	$4.28	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class C	$1,000.00	$996.20	$8.05	$1,000.00	$1,017.14	$8.13	1.60%	184	365
Class I	$1,000.00	$1,001.80	$3.03	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class R3	$1,000.00	$999.10	$6.05	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class R4	$1,000.00	$1,000.00	$4.54	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class R5	$1,000.00	$1,001.80	$3.03	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class Y	$1,000.00	$1,001.80	$2.78	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class F	$1,000.00	$1,002.70	$2.78	$1,000.00	$1,022.43	$2.80	0.55%	184	365

Hartford Municipal Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,028.00	$3.53	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class C	$1,000.00	$1,029.20	$3.32	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class I	$1,000.00	$1,030.30	$2.25	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,030.60	$2.00	$1,000.00	$1,023.24	$1.99	0.39%	184	365

The Hartford Municipal Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,023.30	$3.47	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class C	$1,000.00	$1,019.40	$7.33	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class I	$1,000.00	$1,023.40	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,024.80	$1.99	$1,000.00	$1,023.24	$1.99	0.39%	184	365

59

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Municipal Real Return Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,019.30	$3.51	$1,000.00	$1,021.73	$3.52	0.69%	184	365
Class C	$1,000.00	$1,014.40	$7.31	$1,000.00	$1,017.95	$7.32	1.44%	184	365
Class I	$1,000.00	$1,019.50	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class Y	$1,000.00	$1,019.50	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,018.60	$1.98	$1,000.00	$1,023.24	$1.99	0.39%	184	365

Hartford Municipal Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,010.20	$3.29	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class C	$1,000.00	$1,009.70	$3.90	$1,000.00	$1,021.32	$3.92	0.77%	184	365
Class I	$1,000.00	$1,012.30	$2.23	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class F	$1,000.00	$1,012.60	$1.98	$1,000.00	$1,023.24	$1.99	0.39%	184	365

The Hartford Quality Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.90	$4.81	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class C	$1,000.00	$1,005.00	$8.59	$1,000.00	$1,016.64	$8.64	1.70%	184	365
Class I	$1,000.00	$1,009.10	$3.54	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$1,008.30	$6.33	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,009.10	$4.61	$1,000.00	$1,020.62	$4.63	0.91%	184	365
Class R5	$1,000.00	$1,010.40	$3.29	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class Y	$1,000.00	$1,010.90	$3.04	$1,000.00	$1,022.18	$3.06	0.60%	184	365
Class F	$1,000.00	$1,010.90	$2.79	$1,000.00	$1,022.43	$2.80	0.55%	184	365

60

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Short Duration Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,011.60	$4.21	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class C	$1,000.00	$1,007.80	$7.95	$1,000.00	$1,017.29	$7.98	1.57%	184	365
Class I	$1,000.00	$1,012.80	$2.99	$1,000.00	$1,022.23	$3.01	0.59%	184	365
Class R3	$1,000.00	$1,009.40	$5.32	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R4	$1,000.00	$1,010.50	$4.31	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R5	$1,000.00	$1,013.00	$2.79	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class Y	$1,000.00	$1,012.10	$2.69	$1,000.00	$1,022.53	$2.70	0.53%	184	365
Class F	$1,000.00	$1,013.30	$2.49	$1,000.00	$1,022.74	$2.50	0.49%	184	365

The Hartford Strategic Income Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,032.50	$4.87	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class C	$1,000.00	$1,028.20	$8.64	$1,000.00	$1,016.69	$8.59	1.69%	184	365
Class I	$1,000.00	$1,033.80	$3.59	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class R3	$1,000.00	$1,031.00	$6.40	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R4	$1,000.00	$1,031.60	$4.86	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R5	$1,000.00	$1,033.00	$3.33	$1,000.00	$1,021.93	$3.31	0.65%	184	365
Class R6	$1,000.00	$1,034.40	$2.92	$1,000.00	$1,022.33	$2.91	0.57%	184	365
Class Y	$1,000.00	$1,034.60	$2.67	$1,000.00	$1,022.58	$2.65	0.52%	184	365
Class F	$1,000.00	$1,033.20	$3.07	$1,000.00	$1,022.18	$3.06	0.60%	184	365

61

Fixed Income Funds

Expense Examples (Unaudited) – (continued)

The Hartford Total Return Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.40	$4.28	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class C(1)	$1,000.00	$1,016.60	$8.03	$1,000.00	$1,017.24	$8.03	1.58%	184	365
Class I	$1,000.00	$1,021.50	$3.16	$1,000.00	$1,022.08	$3.16	0.62%	184	365
Class R3	$1,000.00	$1,018.50	$5.95	$1,000.00	$1,019.31	$5.96	1.17%	184	365
Class R4	$1,000.00	$1,020.20	$4.33	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class R5	$1,000.00	$1,021.70	$2.80	$1,000.00	$1,022.43	$2.80	0.55%	184	365
Class R6	$1,000.00	$1,022.30	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365
Class Y	$1,000.00	$1,022.00	$2.34	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class F	$1,000.00	$1,022.40	$2.24	$1,000.00	$1,022.99	$2.24	0.44%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 1.61%, and the expenses paid in the actual and hypothetical examples above would have been $8.17 and $8.17, respectively.

The Hartford World Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,013.60	$5.33	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class C	$1,000.00	$1,010.80	$9.02	$1,000.00	$1,016.23	$9.05	1.78%	184	365
Class I	$1,000.00	$1,014.50	$4.06	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class R3	$1,000.00	$1,012.60	$6.85	$1,000.00	$1,018.40	$6.87	1.35%	184	365
Class R4	$1,000.00	$1,013.60	$5.33	$1,000.00	$1,019.91	$5.35	1.05%	184	365
Class R5	$1,000.00	$1,015.50	$3.81	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class R6	$1,000.00	$1,016.40	$3.46	$1,000.00	$1,021.78	$3.47	0.68%	184	365
Class Y	$1,000.00	$1,015.40	$3.56	$1,000.00	$1,021.68	$3.57	0.70%	184	365
Class F	$1,000.00	$1,015.50	$3.45	$1,000.00	$1,021.78	$3.47	0.68%	184	365

62

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4%
		Argentina - 0.7%
$	250,000	Cia Latinoamericana de Infraestructura & Servicios S.A. 9.50%, 07/20/2023(1)	$270,575
	50,000	IRSA Propiedades Comerciales S.A. 8.75%, 03/23/2023(1)	56,465
	150,000	Pampa Energia S.A. 7.50%, 01/24/2027(1)	163,620
		YPF S.A.
	300,000	8.75%, 04/04/2024(1)	348,540
	210,000	8.88%, 12/19/2018(2)	222,707

			1,061,907

		Austria - 0.3%
	400,000	JBS Investments GmbH 7.75%, 10/28/2020(2)	408,200

		Azerbaijan - 0.5%
	400,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	452,016
	260,000	State Oil Co. of the Azerbaijan Republic 6.95%, 03/18/2030(2)	285,777

			737,793

		Bermuda - 0.2%
	275,000	Digicel Group Ltd. 05/2015, 7.13%, 04/01/2022(2)	259,187

		Brazil - 0.5%
	270,000	Banco do Brasil S.A. 5.88%, 01/26/2022(2)	284,512
	150,000	Caixa Economica Federal 2.38%, 11/06/2017(2)	149,813
	200,000	Globo Comunicacao e Participacoes S.A. 5.13%, 03/31/2027(1)	203,750
	200,000	Samarco Mineracao S.A. 4.13%, 11/01/2022(2)(3)	117,500

			755,575

		British Virgin Islands - 1.9%
	245,000	CLP Power HK Finance Ltd. 6 mo. LIBOR + 2.297% 4.25%, 11/07/2019(2)(4)(5)	251,097
	200,000	Gerdau Trade, Inc. 4.88%, 10/24/2027(1)	200,650
	270,000	GTL Trade Finance, Inc. 5.89%, 04/29/2024(2)	291,438
	470,000	HLP Finance Ltd. 4.75%, 06/25/2022(2)	500,438
		Sinopec Group Overseas Development Ltd.
	325,000	2.50%, 09/13/2022(1)	320,515
	325,000	3.25%, 09/13/2027(1)	323,829
	615,000	SmarTone Finance Ltd. 3.88%, 04/08/2023(2)	626,441
		State Grid Overseas Investment Ltd.
	235,000	2.75%, 05/04/2022(1)	235,481
	240,000	3.50%, 05/04/2027(1)	244,957

			2,994,846

		British Virgin Islands - 0.3%
	120,000	Arcos Dorados Holdings, Inc. 5.88%, 04/04/2027(1)	127,228
	275,000	Huarong Finance 2017 Co. Ltd 4.75%, 04/27/2027(2)	286,924

			414,152

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		Cayman Islands - 1.2%
$	266,000	CK Hutchison International 17 Ltd. 3.50%, 04/05/2027(1)	$268,624
	275,000	Emirates NBD Tier Ltd. 6 Year Swap + 4.513 5.75%, 05/30/2019(2)(4)(5)	279,213
	300,000	KWG Property Holding Ltd. 8.98%, 01/14/2019(2)	309,749
	200,000	Ooredoo Tamweel Ltd. 3.04%, 12/03/2018(2)	201,300
	200,000	Semiconductor Manufacturing International Corp. 4.13%, 10/07/2019(2)	203,492
	250,000	Vale Overseas Ltd. 8.25%, 01/17/2034	322,500
	200,000	Yuzhou Properties Co., Ltd. 6.00%, 10/25/2023(2)	206,220

			1,791,098

		Chile - 1.0%
	200,000	Cencosud S.A. 5.15%, 02/12/2025(1)	214,263
	625,000	Corp. Nacional del Cobre de Chile 5.63%, 09/21/2035(1)	737,507
	350,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(2)	354,530
	275,000	Inversiones CMPC S.A. 4.38%, 04/04/2027(1)	280,636

			1,586,936

		China - 0.3%
	225,000	Industrial & Commercial Bank of China Ltd. 4.88%, 09/21/2025(1)	242,275
	275,000	Proven Glory Capital, Ltd. 3.25%, 02/21/2022(2)	276,565

			518,840

		Colombia - 0.3%
	200,000	Banco de Bogota S.A. 6.25%, 05/12/2026(1)	217,000
	195,000	Ecopetrol S.A. 5.88%, 09/18/2023	219,862
COP	280,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	74,480

			511,342

		Dominican Republic - 0.1%
$	200,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(1)	217,000

		Hong Kong - 0.3%
	200,000	ICBIL Finance Co., Ltd. 3.00%, 04/05/2020(2)	200,950
	300,000	Nanyang Commercial Bank, Ltd 5 year CMT + 3.205% 5.00%, 06/02/2022(2)(4)(5)	302,392

			503,342

		India - 0.7%
	300,000	Axis Bank Ltd/Dubai 3.00%, 08/08/2022(1)	297,602
	230,000	Indian Oil Corp. Ltd. 5.75%, 08/01/2023(2)	259,109

The accompanying notes are an integral part of these financial statements.

63

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		India - 0.7% - (continued)
$	230,000	NTPC Ltd. 4.38%, 11/26/2024(2)	$244,813
	275,000	Reliance Industries Ltd. 4.88%, 02/10/2045(1)	298,541

			1,100,065

		Indonesia - 0.2%
	250,000	Perusahaan Listrik Negara PT 4.13%, 05/15/2027(1)	250,452

		Ireland - 0.5%
	200,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	201,664
	240,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(1)	258,684
	200,000	Novolipetsk Steel via Steel Funding DAC 4.50%, 06/15/2023(2)	206,931
	100,000	Transneft (Trans Cap Inv) 8.70%, 08/07/2018(2)	104,602

			771,881

		Jersey - 0.1%
	200,000	West China Cement Ltd. 05/2015, 6.50%, 09/11/2019(2)	206,544

		Luxembourg - 2.0%
	200,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	205,440
	300,000	Atento Luxco 1 S.A. 6.13%, 08/10/2022(1)	312,900
	200,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	202,000
ZAR	475,000	European Investment Bank 7.86%, 12/31/2018(7)	30,723
EUR	100,000	Gazprom Neft 2.93%, 04/26/2018(2)	117,650
	200,000	Gazprom OAO Via Gaz Capital S.A. 4.36%, 03/21/2025(2)	264,887
$	325,000	Kernel Holding S.A. 8.75%, 01/31/2022(1)	358,313
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	201,020
	250,000	Minerva Luxembourg S.A. 6.50%, 09/20/2026(1)	259,250
	270,000	OJSC Russ Agric Bank 5.10%, 07/25/2018(2)	274,021
	352,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(1)	383,504
	200,000	Severstal OAO Via Steel Capital S.A. 5.90%, 10/17/2022(2)	222,300
	200,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(2)	217,444

			3,049,452

		Mauritius - 0.3%
	200,000	Greenko Investment Co. 4.88%, 08/16/2023(2)	199,050
	200,000	MTN Mauritius Investment Ltd. 5.37%, 02/13/2022(1)	205,850

			404,900

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		Mexico - 1.0%
$	275,000	America Movil S.A.B. de C.V. 3.13%, 07/16/2022	$280,975
	265,000	Banco Inbursa S.A. Institucion de Banca Multiple 4.38%, 04/11/2027(1)	263,012
	235,000	Mexico City Airport Trust 5.50%, 07/31/2047(1)	232,768
	375,000	Petroleos Mexicanos 6.75%, 09/21/2047	386,512
EUR	125,000	Sigma Alimentos S.A. de C.V. 2.63%, 02/07/2024(1)	154,781
$	200,000	Trust F 5.25%, 01/30/2026(1)	213,260

			1,531,308

		Netherlands - 1.4%
	200,000	Greenko Dutch B.V. 5.25%, 07/24/2024(1)	203,250
	240,000	ICTSI Treasury B.V. 5.88%, 09/17/2025(2)	264,130
	200,000	Ihs Netherlands Holdco B.V. 9.50%, 10/27/2021(1)	212,459
		Lukoil International Finance B.V.
	200,000	3.42%, 04/24/2018(2)	200,806
	325,000	4.56%, 04/24/2023(1)	337,252
	200,000	Marfrig Holdings Europe B.V. 6.88%, 06/24/2019(2)	206,750
	330,000	Myriad International Holdings B.V. 5.50%, 07/21/2025(2)	357,565
	235,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	244,518
	90,000	Petrobras Global Finance B.V. 7.38%, 01/17/2027	99,945

			2,126,675

		Nigeria - 0.3%
	300,000	Access Bank plc 10.50%, 10/19/2021(1)	339,066
	200,000	Zenith Bank plc 7.38%, 05/30/2022(1)	207,476

			546,542

		Peru - 0.6%
PEN	1,300,000	Banco de Credito del Peru 4.85%, 10/30/2020(1)	399,662
$	295,000	Cerro del Aguila S.A. 4.13%, 08/16/2027(1)	293,525
	270,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	273,078

			966,265

		Philippines - 0.2%
	240,000	SM Investments Corp. 4.88%, 06/10/2024(2)	254,226

		Singapore - 0.9%
	200,000	BOC Aviation Ltd. 3.88%, 04/27/2026(1)	207,003
	265,000	Indika Energy Capital II Pte Ltd. 6.88%, 04/10/2022(1)	276,242
		STATS ChipPAC Pte Ltd.
	260,000	8.50%, 11/24/2020(1)	279,500
	200,000	8.50%, 11/24/2020(2)	215,000

The accompanying notes are an integral part of these financial statements.

64

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 19.4% - (continued)
		Singapore - 0.9% - (continued)
$	390,000	United Overseas Bank Ltd. 5 year USD Swap + 1.995%, 3.75%, 09/19/2024(2)(4)	$397,482

			1,375,227

		South Korea - 0.7%
	250,000	GS Caltex Corp. 3.00%, 06/12/2022(1)	248,191
	280,000	Industrial Bank of Korea 5 year CMT + 2.085%, 3.90%, 07/31/2022(1)(4)(5)	276,138
		Shinhan Bank Co., Ltd.
	200,000	2.25%, 04/15/2020(2)	197,769
	325,000	3.75%, 09/20/2027(1)	325,231

			1,047,329

		Thailand - 0.1%
	225,000	Krung Thai Bank PCL 5 year CMT + 3.535% 5.20%, 12/26/2024(2)(4)	233,489

		Turkey - 0.1%
	200,000	Coca-Cola Icecek AS 4.75%, 10/01/2018(2)	203,127

		United Arab Emirates - 1.5%
	485,000	Abu Dhabi Crude Oil Pipeline LLC 4.60%, 11/02/2047(1)	495,580
	200,000	Abu Dhabi National Energy Co. PJSC 6.50%, 10/27/2036(1)	252,274
	255,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	263,945
	275,000	Emirates Telecommunications Group Co. PJSC 3.50%, 06/18/2024(2)	281,875
	1,025,000	NBK SPC Ltd. 2.75%, 05/30/2022(1)	1,011,132

			2,304,806

		United Kingdom - 0.5%
ZAR	550,000	European Bank for Reconstruction & Development 0.00%, 12/31/2020(7)	30,413
$	270,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	287,607
	200,000	MARB BondCo plc 7.00%, 03/15/2024(1)	201,500
	340,000	Tullow Oil PLC 6.25%, 04/15/2022(2)	339,150

			858,670

		United States - 0.7%
	200,000	Azul Investments LLP 5.88%, 10/26/2024(1)	199,300
	275,000	CNOOC Ltd. 3.50%, 05/05/2025	280,468
	505,000	Southern Copper Corp. 6.75%, 04/16/2040	632,202

			1,111,970

		Total Corporate Bonds (cost $29,329,660)	$30,103,146

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1%
		Argentina - 1.5%
ARS	800,000	Argentina Politica Monet 7 day ARPP FLAT 27.15%, 06/21/2020(4)	$48,459
$	343,902	Argentina Treasury Bill 2.75%, 03/16/2018	339,829
		Argentine Bonos del Tesoro
ARS	5,840,763	15.50%, 10/17/2026	344,319
	8,645,000	16.00%, 10/17/2023	495,610
	10,850,000	18.20%, 10/03/2021	630,347
	3,970,000	City of Buenos Aires Argentina BADLAR + 3.250% 25.25%, 03/29/2024(4)	220,402
$	150,000	Provincia de Buenos Aires 9.13%, 03/16/2024(1)	174,750

			2,253,716

		Belarus - 0.1%
	100,000	Republic of Belarus International Bond 8.95%, 01/26/2018(2)	101,008

		Brazil - 4.3%
		Banco Nacional de Desenvolvimento Economico e Social
EUR	100,000	3.63%, 01/21/2019(2)	120,504
$	275,000	4.00%, 04/14/2019(2)	278,388
		Brazil Letras do Tesouro Nacional
BRL	3,075,000	7.54%, 04/01/2019	849,233
	4,052,000	9.47%, 07/01/2020	990,709
	7,874,000	11.25%, 01/01/2020	2,024,164
		Brazil Notas do Tesouro Nacional
	4,741,000	10.00%, 01/01/2021	1,486,974
	2,245,000	10.00%, 01/01/2023	697,619
	498,000	10.00%, 01/01/2027	153,491

			6,601,082

		Chile - 1.8%
		Bonos de la Tesoreria de la Republica en pesos
CLP	1,125,000,000	4.50%, 03/01/2026	1,773,384
	465,000,000	5.00%, 03/01/2035	740,506
	105,000,000	6.00%, 01/01/2043	185,394
	77,500,000	Chile Government International Bond 5.50%, 08/05/2020	128,514

			2,827,798

		Colombia - 3.8%
		Colombian TES
COP	488,964,196	3.00%, 03/25/2033(8)	148,928
	2,439,780,112	3.30%, 03/17/2027(8)	812,196
	2,331,401,450	3.50%, 03/10/2021(8)	788,947
	636,409,585	4.75%, 04/04/2035(8)	238,160
	502,800,000	6.00%, 04/28/2028	156,384
	491,500,000	7.00%, 09/11/2019	166,734
	2,701,100,000	7.00%, 05/04/2022	923,347
	1,102,400,000	7.00%, 06/30/2032	362,550
	1,495,300,000	7.50%, 08/26/2026	519,479
	941,600,000	7.75%, 09/18/2030	335,726
	1,864,900,000	10.00%, 07/24/2024	733,597
	2,014,500,000	11.00%, 07/24/2020	750,937

			5,936,985

		Egypt - 0.1%
$	205,000	Egypt Government International Bond 7.50%, 01/31/2027(1)	227,261

The accompanying notes are an integral part of these financial statements.

65

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Ghana - 1.1%
		Ghana Government Bond
GHS	1,770,000	18.25%, 07/25/2022	$409,722
	180,000	21.00%, 03/23/2020	43,083
	1,200,000	21.50%, 03/09/2020	290,740
	185,000	24.00%, 11/23/2020	47,764
	100,000	24.50%, 06/21/2021	26,559
	1,900,000	24.75%, 07/19/2021	510,983
	1,835,000	Ghana Treasury Note 21.00%, 01/07/2019	429,182

			1,758,033

		Hungary - 3.3%
		Hungary Government Bond
HUF	42,450,000	1.75%, 10/26/2022	163,214
	62,610,000	2.50%, 10/27/2021	248,987
	109,180,000	3.00%, 06/26/2024	439,216
	85,850,000	3.50%, 06/24/2020	347,720
	105,110,000	5.50%, 06/24/2025	486,073
	233,170,000	6.00%, 11/24/2023	1,102,125
	235,880,000	7.00%, 06/24/2022	1,119,439
	255,590,000	7.50%, 11/12/2020	1,153,510

			5,060,284

		India - 1.0%
INR	100,000,000	India Government Bond 7.59%, 01/11/2026	1,597,819

		Indonesia - 6.7%
		Indonesia Treasury Bond
IDR	2,578,000,000	5.63%, 05/15/2023	180,747
	9,696,000,000	6.63%, 05/15/2033	672,176
	15,366,000,000	7.00%, 05/15/2022	1,157,336
	23,370,000,000	7.50%, 08/15/2032	1,755,012
	12,595,000,000	8.25%, 07/15/2021	982,990
	7,375,000,000	8.25%, 06/15/2032	590,174
	8,212,000,000	8.25%, 05/15/2036	653,932
	4,611,000,000	8.38%, 03/15/2024	368,247
	18,149,000,000	8.38%, 03/15/2034	1,449,913
	12,947,000,000	8.75%, 05/15/2031	1,071,558
	3,465,000,000	8.75%, 02/15/2044	294,871
	14,149,000,000	9.00%, 03/15/2029	1,186,690

			10,363,646

		Ivory Coast - 0.2%
$	265,000	Ivory Coast Government International Bond 6.13%, 06/15/2033(1)	261,317

		Kazakhstan - 0.1%
EUR	125,000	KazAgro National Management Holding JSC 3.26%, 05/22/2019(2)	148,365

		Kuwait - 0.2%
$	260,000	Kuwait International Government Bond 3.50%, 03/20/2027(1)	265,200

		Malaysia - 3.3%
		Malaysia Government Bond
MYR	2,135,000	3.42%, 08/15/2022	496,790
	2,145,000	3.49%, 03/31/2020	507,464
	3,400,000	3.58%, 09/28/2018	806,982
	2,675,000	3.65%, 10/31/2019	636,040
	375,000	3.66%, 10/15/2020	88,997
	1,470,000	3.80%, 09/30/2022	348,000

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Malaysia - 3.3% - (continued)
MYR	2,250,000	3.80%, 08/17/2023	$527,860
	1,000,000	3.96%, 09/15/2025	232,867
	2,445,000	4.05%, 09/30/2021	585,007
	10,000	4.16%, 07/15/2021	2,406
	1,980,000	4.23%, 06/30/2031	456,614
	1,850,000	Malaysia Government Investment Issue 4.39%, 07/07/2023	445,376

			5,134,403

		Mexico - 10.7%
		Mexican Bonos
MXN	18,821,900	5.00%, 12/11/2019	943,208
	28,291,700	6.50%, 06/10/2021	1,449,548
	62,973,100	6.50%, 06/09/2022	3,213,010
	17,058,300	7.50%, 06/03/2027	902,521
	35,999,300	7.75%, 05/29/2031	1,937,795
	16,101,300	7.75%, 11/13/2042	857,398
	5,550,300	8.00%, 06/11/2020	296,186
	5,116,900	8.00%, 12/07/2023	278,676
	3,293,700	8.00%, 11/07/2047	180,359
	1,368,800	8.50%, 05/31/2029	77,894
	5,810,100	8.50%, 11/18/2038	334,488
	72,657,300	10.00%, 12/05/2024	4,395,308
	21,159,100	10.00%, 11/20/2036	1,382,743
		Mexican Udibonos
	4,935,961	2.00%, 06/09/2022(8)	243,815
	127,790	4.50%, 12/04/2025(8)	7,213

			16,500,162

		Peru - 0.9%
		Peru Government Bond
PEN	1,100,000	5.70%, 08/12/2024	358,940
	378,000	6.85%, 02/12/2042	124,015
	2,010,000	6.90%, 08/12/2037	679,566
	575,000	6.95%, 08/12/2031	198,435

			1,360,956

		Poland - 5.6%
		Republic of Poland Government Bond
PLN	3,925,000	1.75%, 07/25/2021	1,054,265
	1,300,000	2.00%, 04/25/2021	353,648
	3,820,000	2.25%, 04/25/2022	1,032,883
	3,850,000	2.50%, 07/25/2026	988,321
	5,745,000	2.50%, 07/25/2027	1,456,946
	2,575,000	3.25%, 07/25/2025	707,074
	1,985,000	4.00%, 10/25/2023	576,803
	3,105,000	5.75%, 10/25/2021	958,981
	4,825,000	5.75%, 09/23/2022	1,510,219

			8,639,140

		Qatar - 0.4%
$	200,000	Qatar Government International Bond 2.38%, 06/02/2021(2)	195,600
	455,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(2)	478,059

			673,659

		Romania - 1.3%
		Romania Government Bond
RON	2,275,000	3.25%, 04/29/2024	556,382
	2,830,000	5.80%, 07/26/2027	797,176
	2,430,000	5.85%, 04/26/2023	682,583

			2,036,141

The accompanying notes are an integral part of these financial statements.

66

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Russia - 8.2%
		Russian Federal Bond - OFZ
RUB	21,510,000	6.50%, 11/24/2021	$357,887
	26,380,000	7.00%, 01/25/2023	445,221
	5,900,000	7.00%, 08/16/2023	99,426
	47,865,000	7.05%, 01/19/2028	794,020
	137,515,000	7.10%, 10/16/2024	2,310,454
	189,650,000	7.40%, 12/07/2022	3,247,043
	20,525,000	7.60%, 04/14/2021	354,379
	85,370,000	7.70%, 03/23/2033	1,463,465
	142,100,000	7.75%, 09/16/2026	2,471,952
	64,895,000	8.50%, 09/17/2031	1,201,246

			12,745,093

		Saudi Arabia - 0.3%
		Saudi Government International Bond
$	200,000	2.88%, 03/04/2023(1)	199,200
	300,000	3.63%, 03/04/2028(1)	297,750

			496,950

		South Africa - 7.1%
		Republic of South Africa Government Bond
ZAR	64,092,218	6.25%, 03/31/2036	3,127,918
	3,750,000	6.50%, 02/28/2041	180,526
	20,000,000	8.00%, 01/31/2030	1,251,402
	9,205,000	8.25%, 03/31/2032	571,973
	2,805,000	8.75%, 01/31/2044	172,376
	3,070,000	8.88%, 02/28/2035	197,484
	18,949,000	9.00%, 01/31/2040	1,205,528
	38,940,000	10.50%, 12/21/2026	2,983,594
	18,600,000	South Africa Government Bond 7.25%, 01/15/2020	1,300,681

			10,991,482

		Tajikistan - 0.2%
$	375,000	Republic of Tajikistan International Bond 7.13%, 09/14/2027(1)	360,563

		Thailand - 2.1%
		Thailand Government Bond
THB	29,320,455	1.25%, 03/12/2028(2)(8)	865,845
	39,815,000	1.88%, 06/17/2022	1,199,793
	5,775,000	3.40%, 06/17/2036	187,367
	20,920,000	3.85%, 12/12/2025	702,265
	10,060,000	4.88%, 06/22/2029	374,167

			3,329,437

		Turkey - 6.4%
$	200,000	Export Credit Bank of Turkey 5.38%, 10/24/2023(1)	201,376
		Turkey Government Bond
TRY	1,275,000	8.00%, 03/12/2025	278,288
	1,245,000	8.80%, 09/27/2023	288,150
	595,000	9.00%, 07/24/2024	138,651
	2,045,000	9.20%, 09/22/2021	493,252
	935,000	9.50%, 01/12/2022	227,000
	4,600,000	10.40%, 03/27/2019	1,180,936
	1,710,000	10.40%, 03/20/2024	426,649
	6,560,000	10.50%, 08/11/2027	1,627,225
	5,065,000	10.70%, 02/17/2021	1,282,435
	14,890,000	11.00%, 03/02/2022	3,799,481

			9,943,443

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 72.1% - (continued)
		Ukraine - 0.2%
$	300,000	Ukraine Government International Bond 7.38%, 09/25/2032(1)	$295,762

		United Arab Emirates - 0.5%
	725,000	Abu Dhabi Government International Bond 4.13%, 10/11/2047(1)	718,475

		Uruguay - 0.7%
		Uruguay Government International Bond
UYU	530,051	4.00%, 07/10/2030(8)	20,708
	11,143,981	4.38%, 12/15/2028(8)	442,429
	8,880,000	8.50%, 03/15/2028(1)	308,122
	6,265,000	9.88%, 06/20/2022(1)	228,586
	4,100,000	9.88%, 06/20/2022(2)	149,593

			1,149,438

		Total Foreign Government Obligations (cost $114,615,355)	$111,777,618

U.S. GOVERNMENT SECURITIES - 1.3%
		United States - 1.3%
		U.S. Treasury Notes - 1.3%
$	2,000,000	U.S. Treasury Notes 0.88%, 11/15/2017(9)	$1,999,863

		Total U.S. Government Securities (cost $1,999,920)	$1,999,863

		Total Long-Term Investments (cost $145,944,935)	$143,880,627

SHORT-TERM INVESTMENTS - 6.3%
		Other Investment Pools & Funds - 6.3%
	9,750,478	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(10)	$9,750,478

		Total Short-Term Investments (cost $9,750,478)	$9,750,478

Total Investments Excluding Purchased Options and Swaptions (cost $155,695,413)	99.1%	$153,631,105

Total Purchased Options and Swaptions (cost $1,061,614)	0.6%	$802,807

Total Investments (cost $156,757,027)	99.7%	$154,433,912
Other Assets and Liabilities	0.3%	515,547

Total Net Assets	100.0%	$154,949,459

The accompanying notes are an integral part of these financial statements.

67

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $19,870,743, which represented 12.8% of total net assets.

(2)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $13,824,527, which represented 8.9% of total net assets.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(7)	Security is a zero-coupon bond.

(8)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(10)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
EUR Call/PLN Put	DEUT	4.43 PLN per EUR	01/23/18	1,460,000	EUR	1,460,000	$3,573	$13,749	$(10,176)
USD Call/BRL Put	DEUT	3.29 BRL per USD	01/24/18	2,333,000	USD	2,333,000	59,463	55,805	3,658
USD Call/HUF Put	BCLY	285.42 HUF per USD	12/12/17	1,053,000	USD	1,053,000	871	11,088	(10,217)
USD Call/HUF Put	UBS	276.56 HUF per USD	01/18/18	1,868,000	USD	1,868,000	9,555	20,595	(11,040)
USD Call/MXN Put	CBK	22.92 MXN per USD	02/23/18	981,000	USD	981,000	2,806	22,318	(19,512)
USD Call/MXN Put	JPM	23.91 MXN per USD	02/19/18	1,440,000	USD	1,440,000	2,297	35,295	(32,998)
USD Call/MXN Put	MSC	19.61 MXN per USD	12/27/17	1,585,000	USD	1,585,000	21,234	22,998	(1,764)
USD Call/MXN Put	DEUT	20.37 MXN per USD	01/24/18	2,333,000	USD	2,333,000	22,110	22,397	(287)
USD Call/MXN Put	BCLY	22.86 MXN per USD	08/15/18	3,606,000	USD	3,606,000	68,640	51,998	16,642
USD Call/TRY Put	MSC	4.25 TRY per USD	03/02/18	2,757,000	USD	2,757,000	29,687	20,815	8,872
USD Call/TRY Put	CBK	4.23 TRY per USD	03/02/18	3,732,000	USD	3,732,000	42,758	22,318	20,440

Total Calls							$262,994	$299,376	$(36,382)

The accompanying notes are an integral part of these financial statements.

68

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts	Notional Amount		Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts: - (continued)
Puts
EUR Put/CZK Call	HSBC	26.00 CZK per EUR	03/21/19	940,000	EUR	940,000	$25,266	$22,916	$2,350
USD Put/BRL Call	MSC	3.17 BRL per USD	12/13/17	1,309,000	USD	1,309,000	4,691	29,374	(24,683)
USD Put/BRL Call	CBK	3.21 BRL per USD	01/18/18	2,315,000	USD	2,315,000	21,462	51,303	(29,841)
USD Put/BRL Call	DEUT	3.29 BRL per USD	01/24/18	2,333,000	USD	2,333,000	48,356	55,805	(7,449)
USD Put/BRL Call	MSC	3.21 BRL per USD	03/19/18	523,000	USD	523,000	7,351	17,226	(9,875)
USD Put/BRL Call	DEUT	3.27 BRL per USD	03/27/18	521,000	USD	521,000	11,176	17,682	(6,506)
USD Put/BRL Call	MSC	3.33 BRL per USD	04/26/18	621,000	USD	621,000	20,378	21,886	(1,508)
USD Put/CAD Call	CBK	1.24 CAD per USD	01/24/18	2,618,000	USD	2,618,000	4,500	13,686	(9,186)
USD Put/CLP Call	MSC	629.00 CLP per USD	03/19/18	523,000	USD	523,000	7,839	12,848	(5,009)
USD Put/COP Call	MSC	3,061.00 COP per USD	04/26/18	621,000	USD	621,000	16,181	19,596	(3,415)
USD Put/INR Call	DEUT	64.18 INR per USD	01/31/18	1,744,000	USD	1,744,000	6,310	13,255	(6,945)
USD Put/INR Call	DEUT	66.96 INR per USD	03/26/18	521,000	USD	521,000	14,216	9,993	4,223
USD Put/INR Call	BNP	66.12 INR per USD	04/26/18	621,000	USD	621,000	11,351	10,874	477
USD Put/MXN Call	CBK	18.06 MXN per USD	12/13/17	2,618,000	USD	2,618,000	1,859	53,015	(51,156)
USD Put/MXN Call	CBK	18.51 MXN per USD	01/18/18	2,315,000	USD	2,315,000	11,181	17,472	(6,291)
USD Put/MXN Call	DEUT	18.70 MXN per USD	01/24/18	2,333,000	USD	2,333,000	17,549	21,604	(4,055)
USD Put/MXN Call	DEUT	18.83 MXN per USD	07/31/18	1,745,000	USD	1,745,000	37,200	89,274	(52,074)
USD Put/MXN Call	BCLY	17.42 MXN per USD	08/15/18	1,803,000	USD	1,803,000	8,873	31,084	(22,211)
USD Put/PLN Call	CBK	4.32 PLN per EUR	03/19/18	440,000	EUR	440,000	11,145	9,352	1,793
USD Put/PLN Call	DEUT	4.37 PLN per EUR	03/27/18	445,000	EUR	445,000	50,212	9,011	41,201
USD Put/PLN Call	MSC	4.29 PLN per EUR	04/26/18	525,000	EUR	525,000	10,640	10,377	263
USD Put/RUB Call	MSC	59.75 RUB per USD	03/19/18	523,000	USD	523,000	15,334	18,467	(3,133)
USD Put/RUB Call	MSC	59.83 RUB per USD	03/29/18	521,000	USD	521,000	15,852	18,806	(2,954)
USD Put/RUB Call	MSC	59.28 RUB per USD	04/26/18	621,000	USD	621,000	16,298	20,064	(3,766)
USD Put/TRY Call	DEUT	3.54 TRY per USD	01/17/18	1,122,000	USD	1,122,000	1,059	13,744	(12,685)
USD Put/TRY Call	CBK	3.45 TRY per USD	03/02/18	1,866,000	USD	1,866,000	1,638	20,078	(18,440)

Total Puts							$397,917	$628,792	$(230,875)

Total purchased option contracts							$660,911	$928,168	$(267,257)

Written option contracts:
Calls
USD Call/BRL Put	DEUT	3.43 BRL per USD	01/24/18	(2,333,000)	USD	(2,333,000)	$(27,145)	$(21,674)	$(5,471)
USD Call/MXN Put	MSC	19.74 MXN per USD	11/30/17	(1,546,000)	USD	(1,546,000)	(8,896)	(6,926)	(1,970)
USD Call/MXN Put	DEUT	19.52 MXN per USD	01/24/18	(2,333,000)	USD	(2,333,000)	(49,607)	(56,832)	7,225
USD Call/MXN Put	BCLY	21.03 MXN per USD	08/15/18	(1,803,000)	USD	(1,803,000)	(64,648)	(45,129)	(19,519)
USD Call/TRY Put	BOA	6.05 TRY per USD	02/19/18	(919,000)	USD	(919,000)	(262)	(19,299)	19,037
USD Call/TRY Put	CBK	3.88 TRY per USD	03/02/18	(1,866,000)	USD	(1,866,000)	(67,359)	(28,139)	(39,220)
USD Call/ZAR Put	JPM	14.43 ZAR per USD	12/22/17	(1,309,000)	USD	(1,309,000)	(31,992)	(17,050)	(14,942)

Total Calls							$(249,909)	$(195,049)	$(54,860)

The accompanying notes are an integral part of these financial statements.

69

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017 - (continued)
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Notional Amount	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written option contracts: - (continued)
Puts
EUR Put/CZK Call	HSBC	24.00 CZK per EUR	03/21/19	EUR	(940,000)	(940,000)	$(5,166)	$(7,114)	$1,948
EUR Put/PLN Call	DEUT	4.17 PLN per EUR	01/23/18	EUR	(1,460,000)	(1,460,000)	(4,733)	(10,205)	5,472
USD Put/BRL Call	MSC	3.07 BRL per USD	12/13/17	USD	(2,618,000)	(2,618,000)	(1,511)	(19,936)	18,425
USD Put/BRL Call	CBK	3.10 BRL per USD	01/18/18	USD	(2,315,000)	(2,315,000)	(6,014)	(17,365)	11,351
USD Put/BRL Call	DEUT	3.16 BRL per USD	01/24/18	USD	(2,333,000)	(2,333,000)	(13,641)	(20,927)	7,286
USD Put/BRL Call	MSC	3.05 BRL per USD	03/19/18	USD	(523,000)	(523,000)	(1,852)	(5,725)	3,873
USD Put/BRL Call	DEUT	3.10 BRL per USD	03/27/18	USD	(521,000)	(521,000)	(3,042)	(5,856)	2,814
USD Put/BRL Call	MSC	3.16 BRL per USD	04/26/18	USD	(621,000)	(621,000)	(6,935)	(7,119)	184
USD Put/CAD Call	CBK	1.27 CAD per USD	01/24/18	USD	(2,618,000)	(2,618,000)	(16,161)	(37,660)	21,499
USD Put/CLP Call	MSC	604.22 CLP per USD	03/19/18	USD	(523,000)	(523,000)	(2,292)	(4,570)	2,278
USD Put/COP Call	MSC	2,912.00 COP per USD	04/26/18	USD	(621,000)	(621,000)	(5,544)	(6,656)	1,112
USD Put/HUF Call	BCLY	262.14 HUF per USD	12/12/17	USD	(1,053,000)	(1,053,000)	(4,828)	(8,993)	4,165
USD Put/HUF Call	UBS	252.97 HUF per USD	01/18/18	USD	(1,868,000)	(1,868,000)	(4,461)	(16,672)	12,211
USD Put/INR Call	DEUT	63.00 INR per USD	01/31/18	USD	(1,744,000)	(1,744,000)	(1,447)	(5,406)	3,959
USD Put/INR Call	DEUT	65.03 INR per USD	03/26/18	USD	(521,000)	(521,000)	(4,938)	(3,298)	(1,640)
USD Put/INR Call	BNP	64.35 INR per USD	04/26/18	USD	(621,000)	(621,000)	(3,932)	(3,779)	(153)
USD Put/MXN Call	DEUT	17.08 MXN per USD	11/17/17	USD	(1,814,000)	(1,814,000)	(1)	(3,428)	3,427
USD Put/MXN Call	MSC	18.84 MXN per USD	11/30/17	USD	(1,546,000)	(1,546,000)	(7,213)	(8,325)	1,112
USD Put/MXN Call	CBK	17.48 MXN per USD	12/13/17	USD	(2,618,000)	(2,618,000)	(372)	(18,261)	17,889
USD Put/MXN Call	CBK	19.16 MXN per USD	01/18/18	USD	(2,315,000)	(2,315,000)	(36,125)	(51,260)	15,135
USD Put/MXN Call	DEUT	19.52 MXN per USD	01/24/18	USD	(2,333,000)	(2,333,000)	(60,464)	(56,832)	(3,632)
USD Put/MXN Call	DEUT	17.44 MXN per USD	07/31/18	USD	(1,745,000)	(1,745,000)	(8,437)	(28,374)	19,937
USD Put/MXN Call	BCLY	16.82 MXN per USD	08/15/18	USD	(1,803,000)	(1,803,000)	(4,112)	(15,127)	11,015
USD Put/PLN Call	CBK	4.21 PLN per EUR	03/19/18	EUR	(440,000)	(440,000)	(3,781)	(3,196)	(585)
USD Put/PLN Call	DEUT	4.25 PLN per EUR	03/28/18	EUR	(445,000)	(445,000)	(5,960)	(2,993)	(2,967)
USD Put/PLN Call	MSC	4.17 PLN per EUR	04/26/18	EUR	(525,000)	(525,000)	(3,736)	(3,629)	(107)
USD Put/RUB Call	MSC	56.64 RUB per USD	03/19/18	USD	(523,000)	(523,000)	(3,604)	(6,030)	2,426
USD Put/RUB Call	MSC	56.65 RUB per USD	03/29/18	USD	(521,000)	(521,000)	(3,878)	(6,128)	2,250
USD Put/RUB Call	MSC	56.43 RUB per USD	04/26/18	USD	(621,000)	(621,000)	(4,867)	(6,562)	1,695
USD Put/TRY Call	DEUT	3.38 TRY per USD	01/17/18	USD	(1,122,000)	(1,122,000)	(200)	(3,961)	3,761
USD Put/ZAR Call	JPM	12.82 ZAR per USD	12/22/17	USD	(1,309,000)	(1,309,000)	(2,100)	(17,050)	14,950

Total Puts							$(231,347)	$(412,437)	$181,090

Total written option contracts							$(481,256)	$(607,486)	$126,230

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 months KRW - CD-KSDA- Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Receive	08/12/19	KRW	3,103,640,000	3,103,640,000	$39,881	$66,723	$(26,842)
Puts
3 months KRW - CD-KSDA- Interest Rate Swap Expiring on 08/13/2029	CBK	2.12%	Pay	08/12/19	KRW	3,103,640,000	3,103,640,000	$102,015	$66,723	$35,292

Total purchased swaption contracts							6,207,280,000	$141,896	$133,446	$8,450

The accompanying notes are an integral part of these financial statements.

70

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 5-Year Note Future	26	12/29/2017	$	3,046,875	$(29,992)
U.S. Treasury Long Bond Future	2	12/19/2017		304,938	(6,066)

Total					$(36,058)

Short position contracts:
Euro-Bund Future	1	12/07/2017	$	189,579	$(782)
U.S. Treasury 10-Year Note Future	69	12/19/2017		8,620,688	43,611

Total					$42,829

Total futures contracts					$6,771

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BNP	3M KRW KSDA	1.80% Fixed	KRW	253,835,000	01/29/28	Quarterly	$—	$—	$(10,148)	$(10,148)
GSC	1.88% Fixed	3M KRW KSDA	KRW	1,283,575,000	09/28/22	Quarterly	—	—	21,857	21,857
GSC	BZDIOVRA	8.35% Fixed	BRL	4,688,300	01/02/20	Maturity	—	—	(1,087)	(1,087)

Total							$—	$—	$10,622	$10,622

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1M MXN TIIE	7.63% Fixed	MXN	9,435,000	01/09/19	Lunar	$—	$—	$679	$679
1M MXN TIIE	7.27% Fixed	MXN	21,040,000	10/21/20	Lunar	—	—	(1,164)	(1,164)
1M MXN TIIE	7.82% Fixed	MXN	20,300,000	01/03/22	Lunar	—	—	(23,464)	(23,464)
1M MXN TIIE	7.94% Fixed	MXN	10,075,000	01/05/22	Lunar	—	—	(13,867)	(13,867)
1M MXN TIIE	7.84% Fixed	MXN	10,075,000	01/07/22	Lunar	—	—	(11,933)	(11,933)
1M MXN TIIE	7.29% Fixed	MXN	13,625,000	05/05/22	Lunar	—	—	(1,855)	(1,855)
1M MXN TIIE	6.84% Fixed	MXN	9,850,000	07/14/22	Lunar	—	—	8,048	8,048
6M CZK PRIBOR	1.34% Fixed	CZK	43,915,000	12/20/22	Annual	—	—	(19,498)	(19,498)
6M CZK PRIBOR	1.43% Fixed	CZK	21,915,000	12/20/27	Annual	—	—	32,044	32,044
6M EUR EURIBOR	0.30% Fixed	EUR	1,660,000	12/20/22	Annual	—	—	(7,836)	(7,836)
6M EUR EURIBOR	0.94% Fixed	EUR	855,000	12/20/27	Annual	—	—	7,873	7,873
6M PLN WIBOR	2.31% Fixed	PLN	6,275,000	12/20/22	Annual	—	—	(20,644)	(20,644)

Total						$—	$—	$(51,617)	$(51,617)

OTC Total Return Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount		Payments received (paid) by the Fund	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Letras del Banco Central de Argentina, Bond	JPM	USD	981,873	1.00%	06/21/18	Maturity	$—	$—	$19,310	$19,310

The accompanying notes are an integral part of these financial statements.

71

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,800,000	BRL	3,570,432	USD	JPM	11/03/17	$340,336	$—
25,605,000	BRL	7,813,787	USD	MSC	11/03/17	9,276	—
12,805,000	BRL	3,940,000	USD	GSC	11/03/17	—	(27,704)
1,460,000	BRL	454,150	USD	MSC	11/17/17	—	(8,944)
4,148,000	BRL	1,262,832	USD	MSC	12/04/17	—	(578)
450,000	BRL	141,265	USD	BOA	12/04/17	—	(4,328)
440,000	BRL	140,899	USD	DEUT	12/04/17	—	(7,005)
3,910,000	BRL	1,206,114	USD	GSC	12/04/17	—	(16,285)
1,215,000	BRL	379,782	USD	HSBC	12/04/17	—	(10,053)
965,000	BRL	304,609	USD	MSC	12/04/17	—	(10,955)
1,315,000	BRL	415,023	USD	JPM	12/04/17	—	(14,863)
2,140,000	BRL	667,431	USD	HSBC	12/04/17	—	(16,220)
5,886,000	BRL	1,858,908	USD	MSC	12/04/17	—	(67,774)
3,125,000	BRL	1,001,603	USD	GSC	12/04/17	—	(50,652)
25,975,000	BRL	8,097,955	USD	DEUT	12/04/17	—	(193,656)
1,269,000	BRL	371,705	USD	DEUT	12/22/17	13,673	—
895,000	CAD	733,865	USD	CBK	12/14/17	—	(39,815)
355,000	CAD	283,607	USD	GSC	12/20/17	—	(8,291)
1,035,000	CAD	818,236	USD	CBK	01/25/18	—	(15,236)
1,445,900,000	CLP	2,301,532	USD	HSBC	12/20/17	94	(31,243)
4,708,616,000	CLP	7,531,978	USD	GSC	12/20/17	—	(138,414)
2,751,000	CNH	415,214	USD	DEUT	12/07/17	—	(1,440)
1,544,000	CNH	231,191	USD	SSG	12/20/17	825	—
848,000	CNH	128,649	USD	BCLY	12/20/17	—	(1,222)
4,080,000	CNH	620,033	USD	BNP	12/20/17	—	(6,934)
7,568,000	CNH	1,152,429	USD	JPM	12/20/17	—	(15,190)
2,900,300,000	COP	966,277	USD	HSBC	12/20/17	—	(17,444)
2,377,400,000	COP	789,047	USD	DEUT	12/20/17	—	(11,281)
2,513,200,000	COP	847,479	USD	HSBC	12/20/17	—	(25,286)
10,888,790,000	COP	3,682,066	USD	CBK	12/20/17	—	(119,796)
21,570,000	CZK	977,158	USD	CBK	12/20/17	5,296	—
12,310,000	CZK	560,300	USD	HSBC	12/20/17	387	—
13,770,000	CZK	627,514	USD	CBK	12/20/17	—	(328)
2,350,000	CZK	107,801	USD	JPM	12/20/17	—	(765)
3,410,000	CZK	156,504	USD	JPM	12/20/17	—	(1,187)
7,260,000	CZK	333,635	USD	BCLY	12/20/17	—	(2,962)
69,750,000	CZK	3,213,471	USD	DEUT	12/20/17	—	(36,550)
128,450,000	CZK	5,895,853	USD	JPM	12/20/17	—	(45,307)
5,424,000	CZK	228,413	USD	JPM	03/25/19	24,143	—
64,230,000	CZK	3,029,717	USD	MSC	09/26/19	—	(13,537)
64,220,000	CZK	3,044,323	USD	GSC	09/26/19	—	(28,613)
4,910,000	EGP	272,113	USD	GSC	12/20/17	2,386	—
8,930,000	EGP	470,000	USD	GSC	12/22/17	28,962	—
5,030,000	EGP	279,833	USD	CBK	12/22/17	1,217	—
2,176,000	EGP	113,039	USD	SCB	03/13/18	5,730	—
2,178,000	EGP	113,674	USD	SCB	03/13/18	5,204	—
2,178,000	EGP	113,853	USD	CBK	03/13/18	5,026	—
2,178,000	EGP	114,031	USD	SCB	03/13/18	4,847	—
2,160,000	EGP	109,700	USD	GSC	04/05/18	7,428	—
1,943,000	EGP	97,736	USD	GSC	08/02/18	3,949	—
4,730,000	EGP	243,877	USD	GSC	09/18/18	391	—
6,050,000	EGP	313,553	USD	GSC	09/18/18	—	(1,116)
9,430,000	EGP	488,728	USD	GSC	09/18/18	—	(1,740)
428,000	EUR	498,791	USD	MSC	12/08/17	854	—
686,000	EUR	816,443	USD	MSC	12/08/17	—	(15,610)
108,000	EUR	128,229	USD	MSC	12/20/17	—	(2,051)
840,000	EUR	985,243	USD	GSC	12/20/17	—	(3,855)
342,000	EUR	405,043	USD	CBK	12/20/17	—	(5,478)
665,000	EUR	787,696	USD	GSC	12/20/17	—	(10,765)

The accompanying notes are an integral part of these financial statements.

72

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
519,000	EUR	622,346	USD	CBK	12/20/17	$—	$(15,989)
140,000	EUR	169,579	USD	CBK	03/21/18	—	(5,121)
132,000	EUR	157,091	USD	DEUT	04/03/18	—	(1,907)
180,000	EUR	213,012	USD	MSC	04/30/18	—	(1,037)
201,000	EUR	227,037	USD	HSBC	03/25/19	15,037	—
123,505,000	HUF	453,033	USD	BCLY	12/14/17	9,941	—
59,200,000	HUF	222,873	USD	RBC	12/20/17	—	(878)
67,200,000	HUF	253,878	USD	JPM	12/20/17	—	(1,884)
27,900,000	HUF	108,200	USD	JPM	12/20/17	—	(3,578)
67,302,000	HUF	261,232	USD	BCLY	12/20/17	—	(8,856)
90,500,000	HUF	348,330	USD	GSC	12/20/17	—	(8,963)
72,744,000	HUF	282,056	USD	BCLY	12/20/17	—	(9,272)
172,082,000	HUF	668,526	USD	CBK	12/20/17	—	(23,232)
1,252,800,000	HUF	4,889,357	USD	BOA	12/20/17	—	(191,460)
216,798,000	HUF	822,451	USD	UBS	01/22/18	—	(7,904)
8,229,000,000	IDR	601,596	USD	UBS	12/20/17	2,411	—
3,350,000,000	IDR	245,745	USD	GSC	12/20/17	144	—
2,401,000,000	IDR	176,196	USD	UBS	12/20/17	37	—
2,058,000,000	IDR	151,502	USD	HSBC	12/20/17	—	(445)
4,706,000,000	IDR	346,029	USD	JPM	12/20/17	—	(610)
9,967,000,000	IDR	736,714	USD	BCLY	12/20/17	—	(5,137)
17,900,000,000	IDR	1,320,059	USD	BCLY	12/20/17	—	(6,201)
26,539,726,000	IDR	1,994,269	USD	BCLY	12/20/17	—	(46,256)
10,950,000	INR	166,515	USD	BCLY	12/20/17	1,457	—
7,470,000	INR	114,658	USD	BCLY	12/20/17	—	(70)
30,548,000	INR	472,660	USD	JPM	12/20/17	—	(4,057)
103,349,000	INR	1,601,416	USD	BCLY	12/20/17	—	(16,056)
311,866,000	KZT	905,271	USD	CBK	12/20/17	15,094	—
118,807,000	KZT	342,137	USD	CBK	12/20/17	8,481	—
111,100,000	KZT	319,850	USD	CBK	12/20/17	8,023	—
74,254,000	KZT	213,374	USD	CBK	12/20/17	5,762	—
118,807,000	KZT	347,643	USD	CBK	12/20/17	2,975	—
118,807,000	KZT	349,381	USD	CBK	12/20/17	1,237	—
75,300,000	KZT	221,634	USD	DEUT	12/20/17	588	—
49,300,000	KZT	145,966	USD	JPM	12/20/17	—	(474)
3,191,000	MXN	177,460	USD	DEUT	11/22/17	—	(11,684)
21,087,000	MXN	1,136,459	USD	DEUT	11/27/17	—	(41,975)
99,620,000	MXN	5,028,520	USD	RBC	12/04/17	135,765	—
48,270,000	MXN	2,381,881	USD	GSC	12/04/17	120,428	—
48,270,000	MXN	2,429,853	USD	DEUT	12/04/17	72,456	—
2,150,000	MXN	111,714	USD	MSC	12/04/17	—	(259)
680,000	MXN	36,348	USD	MSC	12/08/17	—	(1,121)
11,320,000	MXN	586,632	USD	JPM	12/20/17	—	(1,375)
7,690,000	MXN	399,460	USD	GSC	12/20/17	—	(1,878)
5,470,000	MXN	285,542	USD	BNP	12/20/17	—	(2,736)
17,260,000	MXN	896,586	USD	CBK	12/20/17	—	(4,223)
5,380,000	MXN	287,394	USD	BNP	12/20/17	—	(9,242)
7,240,000	MXN	384,999	USD	MSC	12/20/17	—	(10,682)
3,022,000	MXN	167,277	USD	GSC	12/20/17	—	(11,036)
5,120,000	MXN	278,217	USD	BNP	12/20/17	—	(13,507)
13,820,000	MXN	728,713	USD	GSC	12/20/17	—	(14,203)
12,140,000	MXN	644,734	USD	CBK	12/20/17	—	(17,082)
7,350,000	MXN	403,736	USD	BNP	12/20/17	—	(23,732)
11,830,000	MXN	641,939	USD	BNP	12/20/17	—	(30,314)
161,465,000	MXN	8,943,447	USD	UBS	12/20/17	—	(595,516)
12,698,000	MXN	689,809	USD	MSC	12/29/17	—	(34,293)
72,970,000	MXN	3,781,574	USD	GSC	01/18/18	—	(28,079)
72,970,000	MXN	3,817,720	USD	GSC	01/18/18	—	(64,226)
13,565,000	MXN	707,985	USD	CBK	01/22/18	—	(10,746)

The accompanying notes are an integral part of these financial statements.

73

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,810,000	MXN	130,482	USD	GSC	01/25/18	$13,870	$—
2,774,000	MXN	129,222	USD	GSC	01/25/18	13,281	—
138,000	MXN	6,418	USD	BCLY	01/25/18	671	—
137,000	MXN	6,381	USD	BCLY	01/25/18	657	—
4,656,000	MXN	238,586	USD	DEUT	01/26/18	551	—
5,922,000	MXN	275,685	USD	JPM	02/21/18	27,244	—
3,660,000	MXN	176,513	USD	CBK	02/27/18	10,532	—
72,970,000	MXN	3,583,548	USD	BNP	10/18/18	10,672	—
72,970,000	MXN	3,609,249	USD	GSC	10/18/18	—	(15,029)
2,670,000	MYR	634,129	USD	BCLY	11/17/17	—	(3,934)
20,621,000	MYR	4,886,146	USD	BCLY	11/17/17	—	(19,011)
435,000	NZD	305,192	USD	DEUT	12/20/17	—	(7,794)
1,560,000	PEN	475,610	USD	HSBC	12/20/17	3,180	—
925,000	PEN	281,497	USD	DEUT	12/20/17	2,400	—
891,000	PEN	271,771	USD	DEUT	12/20/17	1,692	—
455,000	PEN	138,741	USD	BCLY	12/20/17	906	—
540,000	PEN	165,848	USD	HSBC	12/20/17	—	(113)
710,000	PEN	218,529	USD	JPM	12/20/17	—	(618)
13,776,000	PEN	4,248,574	USD	CBK	12/20/17	—	(20,494)
36,940,000	PHP	719,097	USD	SCB	12/20/17	—	(5,816)
3,020,000	PLN	821,418	USD	DEUT	12/20/17	8,500	—
995,000	PLN	273,062	USD	GSC	12/20/17	371	—
1,140,000	PLN	315,818	USD	HSBC	12/20/17	—	(2,538)
1,545,000	PLN	428,679	USD	JPM	12/20/17	—	(4,101)
24,650,000	PLN	6,916,968	USD	SCB	12/20/17	—	(142,968)
2,695,000	PLN	739,395	USD	DEUT	01/25/18	1,420	—
430,000	RON	110,916	USD	JPM	12/20/17	—	(2,100)
510,000	RON	131,991	USD	JPM	12/20/17	—	(2,930)
1,730,000	RON	442,014	USD	CBK	12/20/17	—	(4,220)
920,000	RON	237,215	USD	JPM	12/20/17	—	(4,400)
2,945,000	RON	753,891	USD	GSC	12/20/17	—	(8,628)
10,327,000	RON	2,685,896	USD	CBK	12/20/17	—	(72,541)
30,026,000	RUB	508,054	USD	MSC	12/20/17	639	—
751,000	RUB	12,829	USD	DEUT	12/20/17	—	(106)
3,288,000	RUB	56,061	USD	DEUT	12/20/17	—	(357)
14,520,000	RUB	246,667	USD	JPM	12/20/17	—	(672)
32,860,000	RUB	558,274	USD	BCLY	12/20/17	—	(1,568)
13,490,000	RUB	230,342	USD	BCLY	12/20/17	—	(1,798)
9,320,000	RUB	159,781	USD	GSC	12/20/17	—	(1,883)
16,200,000	RUB	277,508	USD	JPM	12/20/17	—	(3,052)
11,823,000	RUB	204,409	USD	DEUT	12/20/17	—	(4,106)
31,360,000	RUB	535,794	USD	CBK	12/20/17	—	(4,500)
17,730,000	RUB	306,165	USD	GSC	12/20/17	—	(5,787)
8,776,000	RUB	149,557	USD	GSC	03/20/18	—	(2,735)
9,257,000	RUB	157,539	USD	GSC	03/29/18	—	(2,878)
352,000	SGD	260,172	USD	BNP	12/20/17	—	(1,821)
488,000	SGD	360,796	USD	BNP	12/20/17	—	(2,628)
617,000	SGD	456,019	USD	BNP	12/20/17	—	(3,172)
1,113,000	SGD	822,910	USD	BNP	12/20/17	—	(6,023)
42,970,000	THB	1,285,834	USD	BCLY	12/20/17	7,885	—
27,750,000	THB	831,281	USD	JPM	12/20/17	4,201	—
5,780,000	THB	174,841	USD	JPM	12/20/17	—	(820)
8,210,000	THB	248,487	USD	JPM	12/20/17	—	(1,304)
8,270,000	THB	250,686	USD	JPM	12/20/17	—	(1,697)
16,460,000	THB	498,662	USD	JPM	12/20/17	—	(3,093)
105,284,000	THB	3,188,637	USD	JPM	12/20/17	—	(18,800)
400,000	TRY	105,925	USD	MSC	12/20/17	—	(2,051)
2,125,000	TRY	554,671	USD	GSC	12/20/17	—	(2,839)
1,190,000	TRY	316,281	USD	MSC	12/20/17	—	(7,255)

The accompanying notes are an integral part of these financial statements.

74

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
650,000	TRY	178,587	USD	GSC	12/20/17	$—	$(9,791)
1,190,000	TRY	328,879	USD	CBK	12/20/17	—	(19,853)
1,135,000	TRY	319,681	USD	JPM	12/20/17	—	(24,938)
2,730,000	TRY	744,998	USD	SSG	12/20/17	—	(36,057)
20,259,000	TRY	5,743,405	USD	BOA	12/20/17	—	(482,434)
33,000	TRY	9,172	USD	DEUT	02/20/18	—	(753)
123,000	TRY	34,208	USD	BOA	02/20/18	—	(2,831)
524,000	TRY	145,616	USD	HSBC	02/20/18	—	(11,944)
1,072,000	TRY	279,123	USD	MSC	03/05/18	—	(6,715)
314,294	USD	5,695,000	ARS	CBK	12/20/17	1,454	—
548,626	USD	9,985,000	ARS	BNP	12/20/17	127	—
597,599	USD	750,000	AUD	UBS	12/20/17	23,869	—
404,844	USD	515,000	AUD	BNP	12/20/17	10,883	—
109,434	USD	140,000	AUD	HSBC	12/20/17	2,338	—
3,906,131	USD	12,800,000	BRL	JPM	11/03/17	—	(4,637)
3,907,657	USD	12,805,000	BRL	GSC	11/03/17	—	(4,639)
3,152,672	USD	12,803,000	BRL	MSC	11/03/17	—	(759,013)
3,152,037	USD	12,802,000	BRL	MSC	11/03/17	—	(759,342)
514,368	USD	1,790,000	BRL	DEUT	11/17/17	—	(31,466)
3,924,423	USD	12,805,000	BRL	GSC	12/04/17	27,809	—
708,101	USD	2,249,000	BRL	MSC	12/04/17	23,721	—
489,642	USD	1,560,000	BRL	DEUT	12/04/17	14,928	—
27,725	USD	88,000	BRL	MSC	12/15/17	980	—
878,149	USD	2,789,000	BRL	DEUT	12/22/17	31,169	—
709,919	USD	2,276,000	BRL	CBK	01/22/18	21,483	—
227,356	USD	748,000	BRL	DEUT	01/26/18	1,230	—
166,044	USD	533,000	BRL	MSC	03/21/18	5,912	—
170,239	USD	556,000	BRL	DEUT	03/29/18	3,350	—
194,294	USD	647,000	BRL	MSC	04/30/18	825	—
276,552	USD	350,000	CAD	CBK	12/14/17	5,135	—
1,196,800	USD	1,460,000	CAD	DEUT	12/20/17	64,514	—
857,603	USD	1,075,000	CAD	GSC	12/20/17	23,899	—
324,130	USD	410,000	CAD	GSC	12/20/17	6,159	—
8,072,623	USD	5,046,600,000	CLP	GSC	12/20/17	148,349	—
347,640	USD	219,500,000	CLP	BOA	12/20/17	2,977	—
83,587	USD	52,200,000	CLP	JPM	12/20/17	1,621	—
1,195,008	USD	761,500,000	CLP	HSBC	12/20/17	—	(714)
164,618	USD	103,545,000	CLP	MSC	03/21/18	2,254	—
362,103	USD	2,490,000	CNH	DEUT	12/07/17	—	(12,414)
234,420	USD	1,549,000	CNH	JPM	12/20/17	1,653	—
730,988	USD	2,182,000,000	COP	DEUT	12/20/17	17,147	—
432,871	USD	1,280,000,000	COP	DEUT	12/20/17	14,119	—
310,696	USD	922,300,000	COP	CSFB	12/20/17	8,965	—
285,213	USD	844,800,000	COP	JPM	12/20/17	8,836	—
157,733	USD	465,942,000	COP	BNP	12/20/17	5,300	—
124,890	USD	367,800,000	COP	UBS	12/20/17	4,564	—
480,237	USD	1,458,000,000	COP	CSFB	12/20/17	3,252	—
190,629	USD	583,516,000	COP	MSC	04/30/18	1,768	—
2,940,476	USD	64,220,000	CZK	GSC	12/20/17	15,431	—
726,616	USD	15,870,000	CZK	GSC	12/20/17	3,781	—
231,975	USD	5,100,000	CZK	DEUT	12/20/17	—	(316)
2,920,873	USD	64,230,000	CZK	MSC	12/20/17	—	(4,628)
228,861	USD	5,424,000	CZK	HSBC	03/25/19	—	(23,695)
6,121,768	USD	128,450,000	CZK	JPM	09/26/19	89,878	—
2,030,119	USD	1,693,000	EUR	CBK	12/20/17	52,155	—
675,239	USD	570,000	EUR	CBK	12/20/17	9,298	—
854,932	USD	725,000	EUR	CBK	12/20/17	7,901	—
772,098	USD	655,000	EUR	BNP	12/20/17	6,849	—
954,462	USD	820,000	EUR	GSC	12/20/17	—	(3,559)

The accompanying notes are an integral part of these financial statements.

75

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
753,303	USD	641,000	EUR	DEUT	01/25/18	$2,785	$—
226,406	USD	201,000	EUR	JPM	03/25/19	—	(15,667)
5,661,129	USD	1,450,551,000	HUF	BOA	12/20/17	221,682	—
251,505	USD	66,000,000	HUF	CBK	12/20/17	4,010	—
122,293	USD	32,100,000	HUF	MSC	12/20/17	1,921	—
253,386	USD	67,205,000	HUF	CIBC	12/20/17	1,373	—
762,038	USD	10,318,000,000	IDR	HSBC	12/20/17	4,698	—
238,675	USD	3,198,000,000	IDR	GSC	12/20/17	3,942	—
502,500	USD	6,834,000,000	IDR	BCLY	12/20/17	885	—
678,200	USD	9,271,000,000	IDR	DEUT	12/20/17	—	(2,290)
203,338	USD	13,340,000	INR	UBS	12/20/17	—	(1,296)
1,356,590	USD	89,440,000	INR	DEUT	12/20/17	—	(15,408)
297,570	USD	19,470,000	INR	DEUT	02/02/18	421	—
149,612	USD	10,018,000	INR	DEUT	03/28/18	—	(2,249)
189,050	USD	12,500,000	INR	BNP	05/02/18	412	—
112,542	USD	126,760,000	KRW	BCLY	12/20/17	—	(634)
249,762	USD	283,030,000	KRW	JPM	12/20/17	—	(2,936)
155,034	USD	177,120,000	KRW	BCLY	12/20/17	—	(3,104)
1,197,950	USD	1,350,090,000	KRW	SCB	12/20/17	—	(7,451)
1,144,497	USD	21,932,000	MXN	MSC	11/22/17	5,105	—
61,749	USD	1,121,000	MXN	MSC	11/22/17	3,512	—
786,378	USD	15,021,000	MXN	DEUT	11/27/17	6,739	—
1,977,218	USD	40,703,000	MXN	GSC	12/04/17	—	(132,819)
2,822,838	USD	57,377,000	MXN	GSC	12/04/17	—	(151,577)
4,720,377	USD	98,080,000	MXN	GSC	12/04/17	—	(364,074)
714,238	USD	12,782,000	MXN	MSC	12/08/17	52,065	—
551,917	USD	10,046,000	MXN	MSC	12/08/17	31,483	—
804,518	USD	14,530,000	MXN	CBK	12/15/17	52,671	—
8,388,169	USD	151,440,000	MXN	UBS	12/20/17	558,541	—
1,220,080	USD	21,948,000	MXN	BCLY	12/20/17	85,343	—
921,112	USD	17,460,000	MXN	BNP	12/20/17	18,409	—
508,976	USD	9,510,000	MXN	RBC	12/20/17	17,298	—
193,796	USD	3,590,000	MXN	BNP	12/20/17	8,188	—
403,597	USD	7,660,000	MXN	BNP	12/20/17	7,566	—
194,890	USD	3,710,000	MXN	GSC	12/20/17	3,079	—
271,030	USD	5,200,000	MXN	JPM	12/20/17	2,184	—
27,175	USD	516,000	MXN	JPM	12/20/17	497	—
6,959	USD	132,000	MXN	CSFB	12/20/17	135	—
848,375	USD	16,408,000	MXN	GSC	12/27/17	1,054	—
33,800	USD	615,000	MXN	GSC	12/28/17	2,047	—
484,476	USD	8,832,000	MXN	DEUT	12/29/17	28,537	—
3,766,680	USD	72,970,000	MXN	GSC	01/18/18	13,185	—
3,740,133	USD	72,970,000	MXN	BNP	01/18/18	—	(13,361)
386,882	USD	8,764,000	MXN	GSC	01/25/18	—	(63,331)
458,572	USD	8,634,000	MXN	DEUT	08/02/18	28,143	—
168,491	USD	3,175,000	MXN	BCLY	08/17/18	10,581	—
3,662,601	USD	72,970,000	MXN	GSC	10/18/18	68,381	—
3,630,041	USD	72,970,000	MXN	GSC	10/18/18	35,821	—
425,683	USD	1,800,000	MYR	BCLY	11/17/17	832	—
897,807	USD	1,255,000	NZD	CSFB	12/20/17	39,797	—
149,647	USD	210,000	NZD	HSBC	12/20/17	6,075	—
1,455,975	USD	4,721,000	PEN	CBK	12/20/17	7,023	—
400,000	USD	1,300,000	PEN	DEUT	12/20/17	1,009	—
208,602	USD	679,000	PEN	BNP	12/20/17	206	—
473,837	USD	24,341,000	PHP	SCB	12/20/17	3,832	—
190,375	USD	9,890,000	PHP	BCLY	12/20/17	—	(592)
1,516,707	USD	5,469,000	PLN	CSFB	12/20/17	13,786	—
485,980	USD	1,787,000	PLN	BOA	12/20/17	—	(5,100)
1,754,459	USD	6,440,000	PLN	MSC	12/20/17	—	(15,300)

The accompanying notes are an integral part of these financial statements.

76

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
167,872	USD	599,000	PLN	CBK	03/21/18	$3,163	$—
155,218	USD	568,000	PLN	DEUT	04/03/18	—	(979)
211,125	USD	765,000	PLN	MSC	04/30/18	720	—
597,547	USD	2,295,000	RON	CBK	12/20/17	16,774	—
449,979	USD	1,729,000	RON	CBK	12/20/17	12,438	—
288,776	USD	1,109,000	RON	DEUT	12/20/17	8,132	—
548,540	USD	2,146,000	RON	DEUT	12/20/17	5,473	—
2,663,672	USD	155,372,000	RUB	GSC	12/20/17	31,397	—
736,578	USD	42,590,000	RUB	JPM	12/20/17	15,029	—
363,847	USD	21,054,000	RUB	GSC	12/20/17	7,155	—
408,912	USD	23,939,000	RUB	BNP	12/20/17	3,343	—
588,933	USD	34,591,000	RUB	BCLY	12/20/17	2,901	—
463,287	USD	27,232,000	RUB	BCLY	12/20/17	1,929	—
165,377	USD	9,744,000	RUB	DEUT	12/20/17	296	—
147,303	USD	8,685,000	RUB	DEUT	12/20/17	164	—
146,879	USD	8,776,000	RUB	MSC	03/20/18	57	—
154,735	USD	9,257,000	RUB	MSC	03/29/18	74	—
177,073	USD	10,496,000	RUB	MSC	04/27/18	2,466	—
1,651,687	USD	2,220,000	SGD	SSG	12/20/17	22,318	—
256,709	USD	350,000	SGD	CSFB	12/20/17	—	(174)
584,894	USD	19,360,000	THB	HSBC	12/20/17	2,013	—
646,953	USD	21,660,000	THB	BCLY	12/20/17	—	(5,175)
4,070,761	USD	14,359,000	TRY	BOA	12/20/17	341,935	—
497,167	USD	1,840,000	TRY	GSC	12/20/17	19,346	—
484,165	USD	1,792,000	TRY	GSC	12/20/17	18,808	—
223,545	USD	835,000	TRY	DEUT	12/20/17	6,708	—
233,787	USD	875,000	TRY	CSFB	12/20/17	6,562	—
168,622	USD	625,000	TRY	JPM	12/20/17	6,319	—
123,295	USD	451,000	TRY	BCLY	12/20/17	6,177	—
352,897	USD	1,354,000	TRY	CSFB	12/20/17	1,282	—
354,136	USD	1,359,000	TRY	CSFB	12/20/17	1,223	—
204,658	USD	761,000	TRY	DEUT	01/18/18	8,675	—
190,652	USD	680,000	TRY	DEUT	02/20/18	17,184	—
215,647	USD	825,000	TRY	BOA	02/20/18	5,189	—
612,717	USD	2,226,000	TRY	CBK	03/05/18	47,064	—
946,366	USD	28,275,000	TWD	UBS	12/20/17	6,497	—
93,685	USD	2,810,000	TWD	BCLY	12/20/17	280	—
244,651	USD	7,375,000	TWD	UBS	12/20/17	—	(496)
151,435	USD	4,590,000	TWD	BCLY	12/20/17	—	(1,138)
5,457,570	USD	72,011,000	ZAR	BCLY	12/20/17	408,914	—
700,542	USD	9,221,000	ZAR	CBK	12/20/17	54,062	—
617,413	USD	8,454,000	ZAR	RBC	12/20/17	24,707	—
515,896	USD	7,007,000	ZAR	HSBC	12/20/17	24,639	—
882,896	USD	12,272,000	ZAR	GSC	12/20/17	22,512	—
529,234	USD	7,229,000	ZAR	MSC	12/20/17	22,412	—
496,877	USD	6,850,000	ZAR	BCLY	12/20/17	16,627	—
280,826	USD	3,840,000	ZAR	MSC	12/20/17	11,605	—
328,029	USD	4,559,000	ZAR	SCB	12/20/17	8,399	—
116,750	USD	1,570,000	ZAR	GSC	12/20/17	6,678	—
204,016	USD	2,830,000	ZAR	MSC	12/20/17	5,606	—
194,124	USD	2,710,000	ZAR	MSC	12/20/17	4,128	—
651,716	USD	9,250,000	ZAR	BOA	12/20/17	3,203	—
79,857	USD	1,110,000	ZAR	DEUT	12/20/17	2,035	—
726,858	USD	9,713,000	ZAR	DEUT	12/29/17	46,871	—
11,067,000	UYU	372,250	USD	JPM	12/20/17	3,603	—
11,068,000	UYU	372,409	USD	JPM	12/20/17	3,478	—
9,630,000	UYU	329,603	USD	HSBC	12/20/17	—	(2,552)
993,000	ZAR	74,024	USD	MSC	11/22/17	—	(4,076)
1,794,000	ZAR	132,807	USD	MSC	11/22/17	—	(6,436)

The accompanying notes are an integral part of these financial statements.

77

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,690,000	ZAR	126,773	USD	JPM	12/20/17	$—	$(8,288)
16,840,000	ZAR	1,189,046	USD	GSC	12/20/17	—	(8,402)
3,630,000	ZAR	265,323	USD	GSC	12/20/17	—	(10,825)
5,370,000	ZAR	387,721	USD	SSG	12/20/17	—	(11,233)
3,950,000	ZAR	290,135	USD	JPM	12/20/17	—	(13,203)
4,640,000	ZAR	343,587	USD	GSC	12/20/17	—	(18,279)
6,600,000	ZAR	491,534	USD	GSC	12/20/17	—	(28,811)
11,960,000	ZAR	872,095	USD	GSC	12/20/17	—	(33,585)
73,880,000	ZAR	5,599,218	USD	BCLY	12/20/17	—	(419,527)
1,381,000	ZAR	102,156	USD	JPM	12/28/17	—	(5,460)
8,880,000	ZAR	654,554	USD	DEUT	12/29/17	—	(32,883)

Total						$4,298,238	$(6,324,399)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
EGP	Egyptian Pound
EUR	Euro
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won

Currency Abbreviations: - (continued)
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Other Abbreviations:
BZDIOVRA	Brazil Cetip Interbank Deposit Rate
CJSC	Closed Joint Stock Company
CMT	Constant Maturity Treasury
EURIBOR	Euro Interbank Offered Rate
KSDA	Korea Securities Dealers Association
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PJSC	Private Joint Stock Company
PRIBOR	Prague Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
WIBOR	Warsaw Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

78

The Hartford Emerging Markets Local Debt Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$30,103,146	$—	$30,103,146	$—
Foreign Government Obligations	111,777,618	—	111,777,618	—
U.S. Government Securities	1,999,863	—	1,999,863	—
Short-Term Investments	9,750,478	9,750,478	—	—
Purchased Options	802,807	—	802,807	—
Foreign Currency Contracts(2)	4,298,238	—	4,298,238	—
Futures Contracts(2)	43,611	43,611	—	—
Swaps - Interest Rate(2)	70,501	—	70,501	—
Swaps - Total Return(2)	19,310	—	19,310	—

Total	$158,865,572	$9,794,089	$149,071,483	$—

Liabilities
Foreign Currency Contracts(2)	$(6,324,399)	$—	$(6,324,399)	$—
Futures Contracts(2)	(36,840)	(36,840)	—	—
Swaps - Interest Rate(2)	(111,496)	—	(111,496)	—
Written Options	(481,256)	—	(481,256)	—

Total	$(6,953,991)	$(36,840)	$(6,917,151)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

79

The Hartford Floating Rate Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.6%
		Advertising - 0.1%
$	3,000,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$2,100,000

		Biotechnology - 0.2%
	6,250,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(1)(2)	6,367,188

		Coal - 0.1%
	6,085,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	5,415,650

		Commercial Banks - 1.8%
EUR	4,400,000	Banco Bilbao Vizcaya Argentaria S.A. 5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(3)(4)(5)	5,413,638
	8,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(4)(5)	10,500,359
	4,000,000	Banco Santander S.A. 5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(3)(4)(5)	4,880,719
$	5,675,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(4)	6,363,094
EUR	4,000,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(3)(4)(5)	5,358,308
		Credit Agricole S.A.
$	7,600,000	5 year USD Swap + 4.697%, 6.63%, 09/23/2019(1)(3)(4)	7,989,500
	2,150,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(3)(4)	2,448,313
		Credit Suisse Group AG
	3,850,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(4)	4,210,937
	5,000,000	5 year USD Swap + 4.598%, 7.50%, 12/11/2023(1)(3)(4)	5,812,500
	5,220,000	HSBC Holdings plc 5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(3)(4)	5,709,375
	5,925,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(4)	6,473,062
	5,000,000	Standard Chartered plc 5 year USD Swap + 5.723%, 7.75%, 04/02/2023(1)(3)(4)	5,544,500
	2,500,000	UBS Group AG 5 year USD Swap + 5.464%, 7.13%, 02/19/2020(3)(4)(5)	2,693,750

			73,398,055

		Commercial Services - 0.5%
	8,145,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	8,613,337
	5,625,000	Herc Rentals, Inc. 7.75%, 06/01/2024(1)	6,173,438
	4,250,000	Hertz Corp. 6.25%, 10/15/2022	4,069,375

			18,856,150

		Diversified Financial Services - 0.2%
	9,950,000	Navient Corp. 5.88%, 10/25/2024	10,099,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.6% - (continued)
		Electric - 0.1%
$	3,465,000	GenOn Energy, Inc. 7.88%, 06/15/2017(6)(7)	$2,477,475

		Entertainment - 0.3%
	5,750,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	5,807,500
	7,415,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	7,463,568

			13,271,068

		Food - 0.2%
GBP	1,245,620	Iceland Bondco plc 3 mo. GBP LIBOR+ 4.25%, 4.63%, 07/15/2020(1)(3)	1,654,535
$	7,835,000	MARB BondCo plc 7.00%, 03/15/2024(1)	7,893,763

			9,548,298

		Healthcare-Services - 0.1%
	5,000,000	Community Health Systems, Inc. 6.25%, 03/31/2023	4,812,500

		Household Products - 0.2%
	10,000,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	8,575,000

		Housewares - 0.0%
	1,600,000	American Greetings Corp. 7.88%, 02/15/2025(1)	1,738,560

		Lodging - 0.3%
	10,524,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	10,734,480

		Machinery - Construction & Mining - 0.1%
	4,870,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(1)	5,283,950

		Mining - 0.3%
	6,075,000	Constellium N.V. 6.63%, 03/01/2025(1)	6,302,813
	6,100,000	First Quantum Minerals Ltd. 7.25%, 04/01/2023(1)	6,450,750

			12,753,563

		Oil & Gas - 0.8%
	7,500,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	7,331,250
	2,065,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	1,987,562
	7,230,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	7,193,850
	5,130,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	5,337,765
	6,100,000	Sable Permian Resources LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 7.88%, 08/01/2019(1)(3)	5,642,500
	3,870,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	3,775,959

			31,268,886

The accompanying notes are an integral part of these financial statements.

80

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 6.6% - (continued)
		Oil & Gas Services - 0.1%
$	3,460,000	SESI LLC 7.75%, 09/15/2024(1)	$3,581,100

		Packaging & Containers - 0.0%
	1,165,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(1)	1,188,067

		Pharmaceuticals - 0.3%
	4,000,000	Endo Finance LLC / Endo Finco, Inc. 7.25%, 01/15/2022(1)	3,680,000
		Valeant Pharmaceuticals International, Inc.
	4,345,000	5.50%, 11/01/2025(1)	4,442,762
	7,000,000	5.88%, 05/15/2023(1)	5,915,000

			14,037,762

		Retail - 0.3%
	4,975,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	5,016,392
	10,000,000	Staples, Inc. 8.50%, 09/15/2025(1)	8,825,000

			13,841,392

		Telecommunications - 0.1%
	5,000,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	5,326,045

		Transportation - 0.4%
	7,320,000	Hertz Corp. 7.63%, 06/01/2022(1)	7,632,564
	6,580,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(1)	7,168,910

			14,801,474

		Water - 0.1%
	3,860,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	3,964,992

		Total Corporate Bonds (cost $269,550,587)	$273,440,905

SENIOR FLOATING RATE INTERESTS - 97.9%(8)
		Advertising - 0.3%
	14,015,422	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$12,333,571

		Aerospace/Defense - 2.4%
	7,665,964	Fly Funding II S.a.r.l. 3 mo. USD LIBOR + 2.250%, 3.56%, 02/09/2023	7,688,348
	41,235,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	41,467,153
		TransDigm, Inc.
	14,643,029	4.24%, 05/14/2022	14,702,187
	36,040,890	1 mo. USD LIBOR + 3.000%, 4.24%, 06/09/2023	36,180,728

			100,038,416

		Agriculture - 0.1%
	3,887,146	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	3,605,328

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Airlines - 0.7%
$	29,700,000	American Airlines, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 04/28/2023	$29,740,986

		Auto Manufacturers - 0.4%
	15,592,420	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 3.99%, 08/18/2022	15,675,216

		Auto Parts & Equipment - 0.5%
	20,140,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	20,181,891

		Beverages - 0.3%
	12,623,458	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.250%, 3.56%, 07/02/2022	12,723,436

		Biotechnology - 0.7%
	28,594,370	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	28,594,370

		Chemicals - 2.3%
	12,440,000	Avantor, Inc. 0.00%, 09/07/2024(9)	12,504,439
	9,800,438	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 2.000%, 3.33%, 06/01/2024	9,849,440
	13,708,089	Chemours Co. 1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	13,816,657
		Diamond (BC) B.V.
EUR	3,075,000	EURIBOR + 3.250%, 3.25%, 09/06/2024	3,578,545
$	12,905,000	3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	12,955,716
	25,000,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	25,135,500
	4,830,768	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	4,869,028
	11,147,927	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	11,236,219

			93,945,544

		Coal - 1.1%
	11,606,675	Arch Coal, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 03/07/2024	11,715,546
		Ascent Resources - Marcellus LLC
	1,835,000	0.00%, 08/04/2021(6)	113,550
	15,944,225	1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	11,726,977
	21,827,831	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	20,550,903

			44,106,976

		Commercial Services - 8.0%
	15,064,553	Allied Universal Holdco LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 07/28/2022	15,002,638

The accompanying notes are an integral part of these financial statements.

81

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Commercial Services - 8.0% - (continued)
$	5,310,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	$5,352,055
		Brickman Group Ltd. LLC
	32,586,663	3 mo. USD LIBOR + 3.000%, 4.24%, 12/18/2020	32,776,644
	5,576,011	1 mo. USD LIBOR + 6.500%, 7.74%, 12/17/2021	5,592,962
	1,822,842	Brock Holdings III, Inc. PRIME + 7.250%, 11.50%, 03/16/2018	1,754,485
	14,266,260	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	14,361,416
		Capital Automotive L.P.
	3,529,586	1 mo. USD LIBOR + 3.000%, 4.25%, 03/24/2024	3,534,881
	6,514,267	1 mo. USD LIBOR + 6.000%, 7.24%, 03/24/2025	6,677,124
	7,521,150	Clean Harbors, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 06/27/2024	7,563,494
	4,500,000	Constellis Holdings LLC 3 mo. USD LIBOR + 9.000%, 10.33%, 04/21/2025	4,469,085
	19,974,747	Hertz Corp. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/30/2023	19,937,395
	3,532,096	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	3,555,655
	5,415,000	Multi Color Corp. 0.00%, 09/20/2024(9)	5,448,844
	5,109,497	ON Assignment, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 06/05/2022	5,138,876
	29,083,804	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.81%, 04/27/2024	29,265,578
	17,874,950	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	17,954,314
	9,653,716	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	9,771,974
	32,797,448	ServiceMaster Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 11/08/2023	32,936,837
	15,910,050	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	15,770,837
EUR	12,000,000	Techem GmbH 0.00%, 07/31/2024(9)	14,063,880
$	39,580,800	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	39,696,376
	22,216,225	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 04/10/2023	22,278,653

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Commercial Services - 8.0% - (continued)
$	15,071,113	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	$15,193,641

			328,097,644

		Construction Materials - 0.2%
	8,575,830	Summit Materials Cos. I LLC 3.99%, 07/17/2022	8,622,311

		Distribution/Wholesale - 1.8%
	7,230,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(9)	7,275,188
	2,907,036	FPC Holdings, Inc. 5.33%, 11/19/2019	2,873,605
	14,007,996	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/09/2023	14,130,566
		PowerTeam Services LLC
	16,081,095	3 mo. USD LIBOR + 3.250%, 4.58%, 05/06/2020	16,121,297
	2,665,000	3 mo. USD LIBOR + 7.250%, 8.58%, 11/06/2020	2,651,675
	31,380,946	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	31,537,850

			74,590,181

		Diversified Financial Services - 4.6%
	16,934,900	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	17,009,075
EUR	6,930,175	Chemours Co. EURIBOR + 2.250%, 3.00%, 05/12/2022	8,118,060
$	7,980,000	Constellis Holdings LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/21/2024	7,989,975
	5,150,000	Duff & Phelps Corp. 3 mo. USD LIBOR + 3.250%, 4.61%, 10/06/2024	5,198,307
		EVO Payments International LLC
	15,089,175	1 mo. USD LIBOR + 5.000%, 6.25%, 12/22/2023	15,282,467
	2,150,000	1 mo. USD LIBOR + 9.000%, 10.25%, 11/15/2024	2,158,062
	11,480,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	11,643,590
	4,655,000	Focus Financial Partners LLC 3 mo. USD LIBOR + 3.250%, 4.57%, 07/03/2024	4,707,369
	15,000,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 4.000%, 5.25%, 08/26/2024	15,000,000
	8,857,800	NAB Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 07/01/2024	8,920,513
	5,281,821	NFP Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 01/08/2024	5,333,002
	4,596,200	NN, Inc. 1 mo. USD LIBOR + 3.750%, 4.99%, 03/22/2021	4,619,181

The accompanying notes are an integral part of these financial statements.

82

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Diversified Financial Services - 4.6% - (continued)
$	19,957,083	Numericable Group S.A. 0.00%, 01/31/2026(9)	$19,961,673
	13,443,413	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	13,499,472
		SAM Finance Lux S.a.r.l.
EUR	7,543,499	4.50%, 12/17/2020	8,824,385
$	21,941,377	3 mo. USD LIBOR + 3.250%, 4.57%, 12/17/2020	22,034,628
	20,480,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	20,559,667

			190,859,426

		Electric - 4.3%
	20,902,481	AES Corp. 3 mo. USD LIBOR + 2.000%, 3.32%, 05/24/2022	20,937,388
		Calpine Construction Finance Co., L.P.
	11,319,453	3.50%, 05/03/2020	11,319,453
	32,329,159	1 mo. USD LIBOR + 2.500%, 3.75%, 01/31/2022	32,342,737
		Calpine Corp.
	1,687,500	3 mo. USD LIBOR + 1.750%, 3.00%, 11/30/2017	1,687,500
	27,492,000	3 mo. USD LIBOR + 2.750%, 4.09%, 05/31/2023	27,608,291
	11,650,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	11,378,206
	16,626,718	Dynegy, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 02/07/2024	16,717,833
	10,659,306	ExGen Texas Power LLC 3 mo. USD LIBOR + 4.750%, 6.08%, 09/16/2021	6,688,715
	10,641,564	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	10,749,150
	20,243,750	NRG Energy, Inc. 3 mo. USD LIBOR + 2.250%, 3.58%, 06/30/2023	20,309,137
	4,279,275	Pike Corp. 3 mo. USD LIBOR + 3.500%, 4.76%, 09/20/2024	4,343,464
	9,523,201	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	7,224,015
	7,039,337	Vistra Operations Co. LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 12/14/2023	7,088,190

			178,394,079

		Energy-Alternate Sources - 1.8%
	18,560,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(9)	18,763,046
	29,073,565	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 4.83%, 12/31/2023	29,150,028
	25,792,154	TEX Operations Co. LLC 3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	25,863,133

			73,776,207

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Engineering & Construction - 0.8%
$	30,892,575	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.63%, 06/21/2024	$31,081,329

		Entertainment - 0.6%
	10,881,856	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/18/2024	10,926,798
	12,055,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	12,188,931

			23,115,729

		Environmental Control - 0.3%
	11,432,147	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.750%, 3.95%, 11/10/2023	11,529,320

		Food - 2.1%
	16,907,473	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	16,992,010
	34,120,757	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	33,374,536
	34,598,288	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	34,765,051

			85,131,597

		Food Service - 0.2%
	8,711,513	Hearthside Group Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 06/02/2021	8,755,071

		Healthcare-Products - 2.3%
	5,589,982	American Renal Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 06/14/2024	5,539,337
	5,521,799	Immucor, Inc. 2 mo. USD LIBOR + 5.000%, 6.31%, 06/15/2021	5,623,621
	21,326,484	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	21,436,529
	18,999,956	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	18,971,456
	10,330,000	Parexel International Corp. 0.00%, 09/27/2024(9)	10,422,247
	39,309,020	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	33,854,894

			95,848,084

		Healthcare-Services - 5.4%
		Air Medical Group Holdings, Inc.
	14,285,714	0.00%, 09/07/2024(9)	14,348,286
	13,572,460	1 mo. USD LIBOR + 3.250%, 4.49%, 04/28/2022	13,548,708
	7,514,301	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	6,274,442

The accompanying notes are an integral part of these financial statements.

83

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Healthcare-Services - 5.4% - (continued)
$	13,020,553	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	$12,584,104
	13,609,382	DJO Finance LLC 3 mo. USD LIBOR + 3.250%, 4.49%, 06/08/2020	13,612,240
		DuPage Medical Group, Ltd.
	8,600,000	3 mo. USD LIBOR + 3.000%, 4.32%, 08/15/2024	8,643,000
	2,800,000	3 mo. USD LIBOR + 7.000%, 8.32%, 08/15/2025	2,810,500
	30,683,750	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	30,798,814
		Genoa, a QoL Healthcare Co. LLC
	9,647,733	1 mo. USD LIBOR + 3.250%, 4.49%, 10/28/2023	9,724,143
	1,750,000	1 mo. USD LIBOR + 8.000%, 9.24%, 10/25/2024	1,750,000
	29,164,126	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	29,435,060
	30,845,804	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	29,590,071
	13,822,865	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.750%, 5.08%, 06/30/2021	13,886,312
	8,480,000	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.50%, 09/02/2024	8,401,560
	6,070,000	Teladoc, Inc. 1 mo. USD LIBOR + 7.250%, 8.49%, 06/17/2022	6,130,700
		U.S. Renal Care, Inc.
	16,363,510	3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	15,793,732
	5,000,000	3 mo. USD LIBOR + 8.000%, 9.33%, 12/31/2023	4,850,000

			222,181,672

		Home Furnishings - 0.2%
	9,176,370	Hillman Group, Inc. 3 mo. USD LIBOR + 3.500%, 4.84%, 06/30/2021	9,233,722

		Household Products - 0.1%
	5,127,687	Prestige Brands, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/26/2024	5,155,736

		Household Products/Wares - 0.4%
	16,875,578	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	16,833,389

		Housewares - 0.1%
	3,335,000	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 4.74%, 08/05/2024	3,362,781

		Insurance - 2.8%
		Asurion LLC
	9,447,284	1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	9,524,090

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Insurance - 2.8% - (continued)
$	10,550,000	1 mo. USD LIBOR + 6.000%, 7.24%, 08/04/2025	$10,886,334
	13,244,973	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	12,748,286
	24,359,843	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	24,540,592
		Sedgwick Claims Management Services, Inc.
	32,353,175	1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2021	32,494,882
	18,125,000	1 mo. USD LIBOR + 5.750%, 6.99%, 02/28/2022	18,283,594
	6,940,000	USI Holdings Corp. 0.00%, 07/26/2024(9)	6,931,325

			115,409,103

		Internet - 0.4%
	17,335,508	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	14,453,480

		IT Services - 0.1%
	6,079,450	Gartner, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/05/2024	6,125,046

		Leisure Time - 3.3%
	22,845,572	Aristocrat Leisure Ltd. 3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	22,979,218
	62,693,548	Caesars Resort Collection LLC 0.00%, 09/27/2024(9)	63,074,098
	19,489,500	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	19,631,578
	23,622,936	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	23,652,465
	6,842,500	Lindblad Expeditions, Inc. 6 mo. USD LIBOR + 4.500%, 5.95%, 05/08/2021	6,876,713

			136,214,072

		Lodging - 3.6%
	67,965,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	68,007,818
	35,871,238	Caesars Entertainment Resort Properties LLC 1 mo. USD LIBOR + 3.500%, 4.74%, 10/11/2020	35,890,609
	19,245,476	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	19,249,518
	25,816,038	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 06/08/2023	25,895,551

			149,043,496

The accompanying notes are an integral part of these financial statements.

84

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Machinery - Construction & Mining - 0.2%
$	7,842,961	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 4.99%, 05/20/2021	$7,826,648

		Machinery-Diversified - 1.1%
		Gardner Denver, Inc.
EUR	15,942,847	EURIBOR + 3.000%, 3.00%, 07/30/2024	18,556,531
$	13,192,575	3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	13,264,211
	13,959,264	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	14,048,324

			45,869,066

		Media - 8.2%
		Advantage Sales & Marketing, Inc.
	11,191,225	3 mo. USD LIBOR + 3.250%, 4.63%, 07/23/2021	10,579,177
	5,130,000	3 mo. USD LIBOR + 6.500%, 7.88%, 07/25/2022	4,274,367
	25,835,000	Altice Financing S.A. 0.00%, 01/05/2026(9)	25,835,000
EUR	2,785,000	Altice Financing SA 0.00%, 01/05/2026(9)	3,249,037
$	14,962,500	Altice U.S. Finance I Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/28/2025	14,937,513
		CBS Radio, Inc.
	3,600,000	0.00%, 10/17/2023(9)	3,609,000
	6,619,442	1 mo. USD LIBOR + 3.500%, 4.74%, 10/17/2023	6,659,159
		Charter Communications Operating LLC
	992,228	1 mo. USD LIBOR + 2.000%, 3.25%, 07/01/2020	996,633
	9,924,433	3.25%, 01/15/2022	9,965,421
	23,635,075	1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	23,803,829
	22,748,342	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 07/17/2025	22,711,718
	1,069,414	Dex Media, Inc. 1 mo. USD LIBOR + 1.000% 11.24%, 07/29/2021	1,092,139
	20,917,432	Lumos Networks Operating Co. 0.00%, 10/16/2024(9)	20,963,718
	517,654	Mission Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	520,522
	4,122,949	Nexstar Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	4,145,790
		Numericable Group S.A.
EUR	2,651,675	EURIBOR + 3.000%, 3.00%, 07/31/2025	3,095,320
$	10,069,400	3 mo. USD LIBOR + 2.750%, 4.13%, 07/31/2025	10,047,851
	21,072,000	Quebecor Media, Inc. 3 Mo. ICE USD LIBOR + 2.25%, 3.57%, 08/17/2020	21,124,680
	8,335,000	Raycom TV Broadcasting LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/23/2024	8,397,512

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Media - 8.2% - (continued)
$	24,008,253	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	$24,045,706
	9,820,000	Unitymedia Finance LLC 0.00%, 10/16/2024(9)	9,795,450
EUR	3,295,000	Unitymedia Hessen GmbH & Co. KG 0.00%, 10/16/2024(9)	3,849,425
$	16,975,000	UPC Financing Partnership 0.00%, 01/15/2026(9)	17,024,567
		Vantiv LLC
	3,430,000	0.00%, 09/18/2024(9)	3,440,736
	12,245,000	1 mo. USD LIBOR + 2.000%, 3.24%, 08/07/2024	12,319,327
	24,518,348	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	24,610,292
GBP	20,235,000	Virgin Media Investment Holdings Ltd. 1 mo. GBP LIBOR + 3.500%, 3.80%, 01/31/2026	26,956,816
$	20,000,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 3.74%, 04/15/2025	20,043,800

			338,094,505

		Metal Fabricate/Hardware - 0.5%
	1,984,132	NN, Inc. 1 mo. USD LIBOR + 4.250%, 5.49%, 10/19/2022	1,989,093
	17,389,471	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.12%, 08/21/2023	17,487,374

			19,476,467

		Miscellaneous Manufacturing - 0.4%
EUR	12,736,000	Gates Global LLC EURIBOR + 3.500%, 3.50%, 04/01/2024	14,940,114

		Oil & Gas - 4.3%
$	1,304,916	Ameriforge Group, Inc. 3 mo. USD LIBOR + 8.000% PIK + 5.000%, 9.33%, 06/08/2022	1,308,178
	12,458,775	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	12,587,225
		California Resources Corp.
	33,875,532	1 mo. USD LIBOR + 3.000%, 4.24%, 10/01/2019	32,520,511
	5,265,000	1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	5,637,920
	6,600,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	7,073,022
	35,931,174	Energy Transfer Equity, L.P. 1 mo. USD LIBOR + 2.000%, 3.24%, 02/02/2024	35,855,360
		Fieldwood Energy LLC
	10,464,446	3 mo. USD LIBOR + 2.875%, 4.21%, 09/28/2018	9,954,304
	8,500,000	3 mo. USD LIBOR + 7.000%, 8.33%, 08/31/2020	7,671,250
	12,532,432	KCA Deutag U.S. Finance LLC 3 mo. USD LIBOR + 5.750%, 7.07%, 05/15/2020	12,050,685

The accompanying notes are an integral part of these financial statements.

85

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Oil & Gas - 4.3% - (continued)
$	7,167,266	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	$7,214,283
	13,403,258	Pinnacle Holdco S.a.r.l. 3 mo. USD LIBOR + 5.500%, 6.84%, 07/30/2019	13,135,193
	6,295,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	6,375,261
	17,500,000	Ultra Resources, Inc. 2 mo. USD LIBOR + 3.000%, 4.31%, 04/12/2024	17,495,625
	7,567,035	Vine Oil & Gas LP 0.00%, 12/12/2021(9)	7,434,612

			176,313,429

		Oil & Gas Services - 0.8%
	20,969,929	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 4.32%, 11/23/2020	19,856,006
	4,154,530	Pacific Drilling S.A. 3 mo. USD LIBOR + 3.500%, 4.88%, 06/03/2018	1,354,668
	997,964	Paragon Offshore Finance Co. 3 mo. USD LIBOR + 1.000%, 2.35%, 07/18/2022	821,654
		Utex Industries, Inc.
	7,051,387	1 mo. USD LIBOR + 4.000%, 5.24%, 05/22/2021	6,669,413
	3,000,000	1 mo. USD LIBOR + 7.250%, 8.49%, 05/22/2022	2,703,750

			31,405,491

		Packaging & Containers - 2.9%
		Berlin Packaging LLC
	1,138,337	1 mo. USD LIBOR + 3.250%, 4.49%, 10/01/2021	1,146,169
	5,313,000	1 mo. USD LIBOR + 6.750%, 7.99%, 10/01/2022	5,361,720
		Berry Plastics Group, Inc.
	13,356,207	1 mo. USD LIBOR + 2.250%, 3.49%, 02/08/2020	13,419,649
	12,821,987	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	12,877,250
	2,781,025	1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	2,789,285
	19,497,025	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	19,628,045
	7,205,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	7,255,435
		Proampac PG Borrower LLC
	6,439,422	1 mo. USD LIBOR + 4.000%, 5.38%, 11/18/2023	6,487,718
	3,105,000	3 mo. USD LIBOR + 8.500%, 9.82%, 11/18/2024	3,143,812
	34,252,798	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	34,445,299

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Packaging & Containers - 2.9% - (continued)
$	12,157,379	Signode Industrial Group U.S., Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 05/04/2021	$12,278,952

			118,833,334

		Pharmaceuticals - 1.6%
	14,767,988	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	14,959,971
		Quintiles IMS, Inc.
	3,335,000	3 mo. USD LIBOR + 2.000%, 3.32%, 01/31/2025	3,357,045
	8,634,706	3 mo. USD LIBOR + 2.000%, 3.33%, 03/07/2024	8,691,781
	36,175,467	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	36,966,986

			63,975,783

		Pipelines - 0.3%
	14,134,992	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/04/2018	10,554,174

		Real Estate - 1.3%
		DTZ U.S. Borrower LLC
	31,431,539	3 mo. USD LIBOR + 3.250%, 4.63%, 11/04/2021	31,603,470
	453,617	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	460,421
	18,521,259	Realogy Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/20/2022	18,625,534
	2,847,809	VICI Properties 1 LLC 3 mo. USD LIBOR + 3.500%, 4.85%, 10/14/2022	2,849,831

			53,539,256

		Real Estate Investment Trusts - 1.2%
EUR	15,760,800	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	18,438,087
$	31,810,575	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	31,975,354

			50,413,441

		Retail - 5.7%
		Albertsons LLC
	31,182,284	1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	30,200,666
	5,603,612	3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	5,420,878
	19,974,874	Avis Budget Car Rental LLC 3.34%, 03/15/2022	19,956,098
	28,515,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	27,665,538
	25,000,000	Beacon Roofing Supply, Inc. 0.00%, 08/24/2018(9)(10)(11)(12)	25,000,000

The accompanying notes are an integral part of these financial statements.

86

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Retail - 5.7% - (continued)
		Belron S.A.
EUR	2,130,000	0.00%, 10/26/2024(9)	2,498,696
$	1,955,000	0.00%, 10/26/2024(9)	1,967,219
	13,383,078	Coty, Inc. 1 mo. USD LIBOR + 2.500%, 3.73%, 10/27/2022	13,341,322
	6,440,164	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	6,475,972
	8,810,116	HD Supply, Inc. 3 mo. USD LIBOR + 2.250%, 3.58%, 08/13/2021	8,887,204
	11,093,518	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/30/2023	11,096,292
	5,815,974	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	4,559,723
	7,226,322	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.000%, 4.38%, 01/26/2023	5,898,486
	8,846,414	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 03/11/2022	7,544,575
		Rite Aid Corp.
	19,330,000	5.13%, 06/21/2021	19,362,281
	7,755,000	1 mo. USD LIBOR + 4.750%, 6.00%, 08/21/2020	7,793,775
	5,000,000	Smart & Final Stores LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 11/15/2022	4,821,900
	15,195,234	Sports Authority, Inc. 3 mo. USD LIBOR + 6.000%, 7.50%, 11/16/2017	151,952
	14,535,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	13,659,266
	16,369,726	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/27/2023	16,495,937

			232,797,780

		Semiconductors - 0.3%
	4,840,675	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 04/04/2024	4,883,031
	7,314,766	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	7,346,000

			12,229,031

		Software - 9.1%
		Almonde, Inc.
	23,710,000	3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	23,614,212
	3,345,000	3 mo. USD LIBOR + 7.250%, 8.57%, 06/13/2025	3,312,487
	37,855,409	CDW LLC 3 mo. USD LIBOR + 2.000%, 3.34%, 08/17/2023	38,103,740
	26,516,250	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	26,656,256

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Software - 9.1% - (continued)
$	12,568,500	Cypress Intermediate Holdings III, Inc. 1 mo. USD LIBOR + 3.000%, 4.25%, 04/27/2024	$12,615,632
	19,261,538	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	19,304,683
	15,199,162	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.00%, 06/01/2022	15,278,350
		First Data Corp.
	26,832,549	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	26,896,411
	50,439,548	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	50,637,776
	18,641,032	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	18,714,850
	21,093,359	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	21,198,826
		Hyland Software, Inc.
	9,488,707	1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	9,575,718
	870,000	1 mo. USD LIBOR + 7.000%, 8.24%, 07/07/2025	887,400
		Infor U.S., Inc.
EUR	3,705,438	3.75%, 02/01/2022	4,338,938
$	11,394,171	3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	11,406,021
	1,760,588	iPayment, Inc. 3 mo. USD LIBOR + 6.000%, 7.35%, 04/11/2023	1,778,193
	1,946,281	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	1,952,373
	12,879,654	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 6.000%, 7.38%, 10/31/2022	13,002,011
	13,143,719	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	13,184,858
		SkillSoft Corp.
	10,000,000	1 mo. USD LIBOR + 4.750%, 5.99%, 04/28/2021	9,604,200
	3,000,000	1 mo. USD LIBOR + 8.250%, 9.49%, 04/28/2022	2,533,740
	15,154,752	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	15,235,224
	34,937,750	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	35,305,994

			375,137,893

		Telecommunications - 6.7%
	9,950,000	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 4.11%, 07/15/2025	9,945,821
	7,855,411	CommScope, Inc. 3 mo. USD LIBOR + 2.000%, 3.38%, 12/29/2022	7,884,869

The accompanying notes are an integral part of these financial statements.

87

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 97.9%(8) - (continued)
		Telecommunications - 6.7% - (continued)
$	9,013,788	Entravision Communications Corp. 3 mo. ICE USD LIBOR + 2.500% 3.83%, 05/31/2020	$9,013,788
	72,352,500	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	72,597,775
	27,485,260	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	27,536,933
	76,724,450	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	76,979,942
	14,405,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	14,392,756
	46,324,389	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	46,150,673
	12,661,986	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	12,710,228

			277,212,785

		Transportation - 0.3%
	14,169,270	Kenan Advantage Group, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 07/31/2022	14,228,356

		Trucking & Leasing - 0.8%
		Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
	7,980,000	1 mo. USD LIBOR + 2.250%, 3.49%, 09/20/2020	8,031,312
	26,551,500	1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	26,749,043

			34,780,355

		Total Senior Floating Rate Interests (cost $4,053,951,174)	$4,026,387,117

COMMON STOCKS - 0.7%
		Consumer Services - 0.0%
	57,891	Caesars Entertainment Corp.*	$749,688

		Energy - 0.2%
	36,308	Arch Coal, Inc. Class A	2,774,657
	418,220,006	KCA Deutag*(1)(10)(11)(12)	2,170,144
	78,669	Ocean Rig UDW, Inc.*	2,106,756
	28,887	Paragon Offshore Ltd.	462,192
	160,856	Paragon Offshore Ltd., Escrow(11)(12)	—
	43,330	Paragon Offshore Ltd., Litigation	306,915
	389,285	Templar Energy LLC Class A*	1,012,141

			8,832,805

		Insurance - 0.2%
	175,508	AFG Holdings, Inc.	7,020,320

		Materials - 0.1%
	138,305	MPM Holdings, Inc.*	2,337,355

		Media - 0.0%
	15,581	F & W Publications, Inc.(10)(11)(12)	—

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.7% - (continued)
	Utilities - 0.2%
70,000,000	TCEH Corp.*(10)(11)(12)	$70
515,203	Vistra Energy Corp.	10,015,546

		10,015,616

	Total Common Stocks (cost $34,624,914)	$28,955,784

	Total Long-Term Investments (cost $4,358,126,675)	$4,328,783,806

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
15,704,375	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(13)	$15,704,375

	Total Short-Term Investments (cost $15,704,375)	$15,704,375

Total Investments (cost $4,373,831,050)	105.6%	$4,344,488,181
Other Assets and Liabilities	(5.6)%	(231,973,953)

Total Net Assets	100.0%	$4,112,514,228

The accompanying notes are an integral part of these financial statements.

88

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $211,021,300, which represented 5.1% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $28,846,774, which represented 0.7% of total net assets.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(9)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Investment valued using significant unobservable inputs.

(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $27,170,214, which represented 0.7% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(12)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $27,170,214, which represents 0.7% of total net assets.

(13)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
133,518,076	USD	112,880,000	EUR	DEUT	11/30/17	$1,812,006	$—
2,478,904	USD	2,127,000	EUR	SSG	11/30/17	—	(2,836)
36,809,240	USD	28,086,071	GBP	SSG	11/30/17	—	(525,856)

Total						$1,812,006	$(528,692)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

89

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate
PIK	Payment-in-kind
EURIBOR	Euro Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

90

The Hartford Floating Rate Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$273,440,905	$—	$273,440,905	$—
Senior Floating Rate Interests	4,026,387,117	—	4,001,387,117	25,000,000
Common Stocks
Consumer Services	749,688	749,688	—	—
Energy	8,832,805	4,881,413	1,781,248	2,170,144
Insurance	7,020,320	—	7,020,320	—
Materials	2,337,355	2,337,355	—	—
Media	—	—	—	—
Utilities	10,015,616	10,015,546	—	70
Short-Term Investments	15,704,375	15,704,375	—	—
Foreign Currency Contracts(2)	1,812,006	—	1,812,006	—

Total	$4,346,300,187	$33,688,377	$4,285,441,596	$27,170,214

Liabilities
Foreign Currency Contracts(2)	$(528,692)	$—	$(528,692)	$—

Total	$(528,692)	$—	$(528,692)	$—

(1)	For the year ended October 31, 2017, investments valued at $1,428,691 were transferred from Level 3 to Level 1 due to the initiation of a vendor providing pricing; investments valued at $3,892,849 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs; investments valued at $1,168,538 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

91

The Hartford Floating Rate High Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.7%
		Advertising - 0.1%
$	600,000	Acosta, Inc. 7.75%, 10/01/2022(1)	$420,000

		Biotechnology - 0.2%
	1,250,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(1)(2)	1,273,438

		Coal - 0.2%
	915,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(1)	814,350

		Commercial Banks - 2.4%
EUR	1,400,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(4)(5)	1,709,361
	400,000	Banco Santander S.A. 5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(3)(4)(5)	488,072
$	1,175,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(4)	1,317,469
EUR	1,000,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(3)(4)(5)	1,339,577
$	2,085,000	Credit Agricole S.A. 5 year USD Swap + 4.898%, 7.88%, 01/23/2024(1)(3)(4)	2,374,294
	1,650,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(4)	1,804,687
	725,000	HSBC Holdings plc 5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(3)(4)	792,969
	1,225,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(4)	1,338,312
	1,000,000	Standard Chartered plc 5 year USD Swap + 5.723%, 7.75%, 04/02/2023(1)(3)(4)	1,108,900

			12,273,641

		Commercial Services - 0.8%
	1,415,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(1)	1,496,362
	1,112,000	Herc Rentals, Inc. 7.75%, 06/01/2024(1)	1,220,420
	1,325,000	Hertz Corp. 6.25%, 10/15/2022	1,268,688

			3,985,470

		Diversified Financial Services - 0.3%
	1,725,000	Navient Corp. 5.88%, 10/25/2024	1,750,875

		Electric - 0.1%
	865,000	GenOn Energy, Inc. 7.88%, 06/15/2017(6)	618,475

		Entertainment - 0.5%
	1,250,000	Codere Finance 2 Luxembourg S.A. 7.63%, 11/01/2021(1)	1,262,500
	1,485,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	1,494,727

			2,757,227

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.7% - (continued)
		Food - 0.3%
GBP	189,255	Iceland Bondco plc 3 mo. GBP LIBOR+ 4.25%, 4.63%, 07/15/2020(1)(3)	$251,384
$	1,115,000	MARB BondCo plc 7.00%, 03/15/2024(1)	1,123,363

			1,374,747

		Healthcare-Services - 0.2%
	1,000,000	Community Health Systems, Inc. 6.25%, 03/31/2023	962,500

		Household Products - 0.3%
	2,000,000	Revlon Consumer Products Corp. 5.75%, 02/15/2021	1,715,000

		Housewares - 0.1%
	400,000	American Greetings Corp. 7.88%, 02/15/2025(1)	434,640

		Lodging - 0.4%
	2,005,000	Chester Downs & Marina LLC / Chester Downs Finance Corp. 9.25%, 02/01/2020(1)	2,045,100

		Machinery - Construction & Mining - 0.2%
	720,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(1)	781,200

		Mining - 0.5%
	1,250,000	Constellium N.V. 6.63%, 03/01/2025(1)	1,296,875
	1,250,000	First Quantum Minerals Ltd. 7.25%, 04/01/2023(1)	1,321,875

			2,618,750

		Oil & Gas - 0.9%
	1,000,000	Denbury Resources, Inc. 9.00%, 05/15/2021(1)	977,500
	235,000	KCA Deutag UK Finance plc 7.25%, 05/15/2021(1)	226,188
	946,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	941,270
	855,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	889,627
	600,000	Sable Permian Resources LLC / AEPB Finance Corp. 3 mo. USD LIBOR + 6.500%, 7.88%, 08/01/2019(1)(3)	555,000
	785,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(1)	765,924

			4,355,509

		Oil & Gas Services - 0.4%
	1,730,000	SESI LLC 7.75%, 09/15/2024(1)	1,790,550

		Packaging & Containers - 0.0%
	235,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(1)	239,653

		Pharmaceuticals - 0.6%
	1,000,000	Endo Finance LLC / Endo Finco, Inc. 7.25%, 01/15/2022(1)	920,000

The accompanying notes are an integral part of these financial statements.

92

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 9.7% - (continued)
		Pharmaceuticals - 0.6% - (continued)
		Valeant Pharmaceuticals International, Inc.
$	1,085,000	5.50%, 11/01/2025(1)	$1,109,412
	1,500,000	5.88%, 05/15/2023(1)	1,267,500

			3,296,912

		Retail - 0.5%
	830,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	836,906
	2,000,000	Staples, Inc. 8.50%, 09/15/2025(1)	1,765,000

			2,601,906

		Telecommunications - 0.2%
	1,000,000	Liquid Telecommunications Financing plc 8.50%, 07/13/2022(1)	1,065,209

		Transportation - 0.3%
	1,465,000	Hertz Corp. 7.63%, 06/01/2022(1)	1,527,555

		Water - 0.2%
	965,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	991,248

		Total Corporate Bonds (cost $49,295,909)	$49,693,955

SENIOR FLOATING RATE INTERESTS - 98.3%(7)
		Advertising - 0.3%
$	1,741,049	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$1,532,123

		Aerospace/Defense - 2.0%
	4,975,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	5,003,009
	5,087,358	TransDigm, Inc. 1 mo. USD LIBOR + 3.000%, 4.27%, 06/09/2023	5,107,097

			10,110,106

		Agriculture - 0.1%
	310,615	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	288,095

		Auto Manufacturers - 0.3%
	1,753,911	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.04%, 08/18/2022	1,763,224

		Auto Parts & Equipment - 0.4%
	2,285,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	2,289,753

		Beverages - 0.3%
	1,517,418	Jacobs Douwe Egberts International B.V. 3 mo. USD LIBOR + 2.250%, 3.56%, 07/02/2022	1,529,436

		Biotechnology - 1.0%
	5,188,700	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	5,188,700

		Chemicals - 3.8%
	2,310,000	Avantor, Inc. 0.00%, 09/07/2024(8)	2,321,966

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Chemicals - 3.8% - (continued)
$	1,825,425	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. USD LIBOR + 2.000%, 3.33%, 06/01/2024	$1,834,552
		Chemours Co.
EUR	2,522,325	EURIBOR + 2.250%, 3.00%, 05/12/2022	2,954,671
$	1,344,207	1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	1,354,853
		Diamond (BC) B.V.
EUR	745,000	EURIBOR + 3.250%, 3.25%, 09/06/2024	866,997
$	1,560,000	3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	1,566,131
	6,250,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	6,283,875
	663,828	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	669,085
	1,531,911	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	1,544,044

			19,396,174

		Coal - 1.2%
	1,656,675	Arch Coal, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 03/07/2024	1,672,215
		Ascent Resources - Marcellus LLC
	430,000	0.00%, 08/04/2021(6)	26,608
	1,473,518	1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	1,083,773
	3,586,975	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	3,377,137

			6,159,733

		Commercial Services - 6.9%
	1,859,380	Allied Universal Holdco LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 07/28/2022	1,851,738
	645,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	650,108
		Brickman Group Ltd. LLC
	3,325,082	3 mo. USD LIBOR + 3.000%, 4.32%, 12/18/2020	3,344,467
	1,679,213	1 mo. USD LIBOR + 6.500%, 7.74%, 12/17/2021	1,684,318
	252,858	Brock Holdings III, Inc. PRIME + 7.250%, 11.50%, 03/16/2018	243,376
	1,648,392	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	1,659,386
		Capital Automotive L.P.
	392,176	1 mo. USD LIBOR + 3.000%, 4.25%, 03/24/2024	392,765
	723,808	1 mo. USD LIBOR + 6.000%, 7.25%, 03/24/2025	741,903
		Constellis Holdings LLC
	1,995,000	3 mo. USD LIBOR + 5.000%, 6.33%, 04/21/2024	1,997,494
	1,000,000	3 mo. USD LIBOR + 9.000%, 10.33%, 04/21/2025	993,130

The accompanying notes are an integral part of these financial statements.

93

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Commercial Services - 6.9% - (continued)
$	391,593	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	$394,206
	2,686,040	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	2,702,828
	2,295,162	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	2,305,353
	868,691	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	879,332
	1,884,314	ServiceMaster Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 11/08/2023	1,892,322
	1,383,050	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	1,370,948
EUR	2,000,000	Techem GmbH 0.00%, 07/31/2024(8)	2,343,980
$	4,448,850	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	4,461,841
	1,447,533	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 04/10/2023	1,451,600
	3,771,500	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	3,802,162

			35,163,257

		Distribution/Wholesale - 1.1%
	720,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(8)	724,500
	849,282	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.09%, 06/09/2023	856,713
		PowerTeam Services LLC
	430,864	3 mo. USD LIBOR + 3.250%, 4.58%, 05/06/2020	431,941
	665,000	3 mo. USD LIBOR + 7.250%, 8.58%, 11/06/2020	661,675
	3,152,331	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	3,168,093

			5,842,922

		Diversified Financial Services - 3.5%
	1,895,475	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	1,903,777
	740,000	Duff & Phelps Corp. 3 mo. USD LIBOR + 3.250%, 4.61%, 10/06/2024	746,941
		EVO Payments International LLC
	1,208,925	1 mo. USD LIBOR + 5.000%, 6.25%, 12/22/2023	1,224,411
	205,000	1 mo. USD LIBOR + 9.000%, 10.25%, 11/15/2024	205,769
	1,915,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	1,942,289

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Diversified Financial Services - 3.5% - (continued)
$	775,000	Focus Financial Partners LLC 3 mo. USD LIBOR + 3.250%, 4.57%, 07/03/2024	$783,719
	5,000,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 4.000%, 5.25%, 08/26/2024	5,000,000
	1,062,338	NAB Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 07/01/2024	1,069,859
	531,736	NFP Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 01/08/2024	536,888
	656,600	NN, Inc. 1 mo. USD LIBOR + 3.750%, 4.99%, 03/22/2021	659,883
	1,161,225	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	1,166,067
	2,545,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	2,554,900

			17,794,503

		Electric - 3.0%
	1,990,000	AES Corp. 3 mo. USD LIBOR + 2.000%, 3.32%, 05/24/2022	1,993,323
	357,955	Calpine Corp. 3 mo. USD LIBOR + 1.750%, 3.00%, 11/30/2017	357,955
	915,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	893,653
	1,815,144	Dynegy, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 02/07/2024	1,825,091
	1,449,244	ExGen Texas Power LLC 3 mo. USD LIBOR + 4.750%, 6.08%, 09/16/2021	909,401
	3,133,377	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	3,165,055
	3,961,193	NRG Energy, Inc. 3 mo. USD LIBOR + 2.250%, 3.58%, 06/30/2023	3,973,988
	538,650	Pike Corp. 3 mo. USD LIBOR + 3.500%, 4.76%, 09/20/2024	546,730
	506,816	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	384,455
	1,203,412	Vistra Operations Co. LLC 1 mo. USD LIBOR + 2.750%, 4.01%, 12/14/2023	1,211,764

			15,261,415

		Energy-Alternate Sources - 2.7%
	3,095,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(8)	3,128,859
	3,528,944	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 4.83%, 12/31/2023	3,538,225

The accompanying notes are an integral part of these financial statements.

94

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Energy-Alternate Sources - 2.7% - (continued)
		TEX Operations Co. LLC
$	5,680,799	1 mo. USD LIBOR + 2.750%, 4.01%, 08/04/2023	$5,696,592
	1,301,841	3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	1,305,265

			13,668,941

		Engineering & Construction - 0.9%
	4,837,875	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	4,867,434

		Entertainment - 0.4%
	1,351,613	CityCenter Holdings LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/18/2024	1,357,195
	930,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	940,332

			2,297,527

		Food - 1.9%
	2,023,056	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	2,033,171
	3,637,511	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	3,557,958
	3,925,163	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	3,944,082

			9,535,211

		Food Service - 0.2%
	952,367	Hearthside Group Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 06/02/2021	957,129

		Healthcare-Products - 2.5%
	547,412	American Renal Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 06/14/2024	542,453
	775,125	Immucor, Inc. 2 mo. USD LIBOR + 5.000%, 6.31%, 06/15/2021	789,418
	2,574,141	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	2,587,423
	1,917,688	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	1,914,811
	1,880,000	Parexel International Corp. 0.00%, 09/27/2024(8)	1,896,788
	5,692,695	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	4,902,833

			12,633,726

		Healthcare-Services - 5.6%
		Air Medical Group Holdings, Inc.
	2,376,191	0.00%, 09/07/2024(8)	2,386,598
	924,421	1 mo. USD LIBOR + 3.250%, 4.49%, 04/28/2022	922,803

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Healthcare-Services - 5.6% - (continued)
$	1,092,891	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	$912,564
	2,286,334	Community Health Systems, Inc. 3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	2,209,696
	1,272,374	DJO Finance LLC 3 mo. USD LIBOR + 3.250%, 4.54%, 06/08/2020	1,272,641
		DuPage Medical Group, Ltd.
	1,720,000	3 mo. USD LIBOR + 3.000%, 4.32%, 08/15/2024	1,728,600
	1,400,000	3 mo. USD LIBOR + 7.000%, 8.32%, 08/15/2025	1,405,250
	1,497,456	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	1,503,072
		Genoa, a QoL Healthcare Co. LLC
	1,420,677	1 mo. USD LIBOR + 3.250%, 4.49%, 10/28/2023	1,431,929
	750,000	1 mo. USD LIBOR + 8.000%, 9.24%, 10/25/2024	750,000
	2,200,317	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	2,220,758
	4,086,167	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	3,919,819
	1,775,471	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.750%, 5.08%, 06/30/2021	1,783,620
	1,015,000	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.50%, 09/02/2024	1,005,611
	1,070,000	Teladoc, Inc. 1 mo. USD LIBOR + 7.250%, 8.49%, 06/17/2022	1,080,700
		U.S. Renal Care, Inc.
	1,711,077	3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	1,651,498
	2,500,000	3 mo. USD LIBOR + 8.000%, 9.33%, 12/31/2023	2,425,000

			28,610,159

		Home Furnishings - 0.2%
	964,775	Hillman Group, Inc. 3 mo. USD LIBOR + 3.500%, 4.84%, 06/30/2021	970,804

		Household Products - 0.2%
	787,498	Prestige Brands, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/26/2024	791,806

		Household Products/Wares - 0.4%
	2,000,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	1,995,000

		Housewares - 0.1%
	555,000	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 4.74%, 08/05/2024	559,623

The accompanying notes are an integral part of these financial statements.

95

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Insurance - 2.7%
		Asurion LLC
$	294,261	1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	$296,653
	1,270,000	1 mo. USD LIBOR + 6.000%, 7.24%, 08/04/2025	1,310,488
	1,562,475	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	1,503,882
	2,583,450	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	2,602,619
		Sedgwick Claims Management Services, Inc.
	1,979,487	1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2021	1,988,157
	1,979,950	3 mo. USD LIBOR + 3.250%, 4.58%, 03/01/2021	1,993,315
	2,500,000	1 mo. USD LIBOR + 5.750%, 6.99%, 02/28/2022	2,521,875
	1,735,000	USI Holdings Corp. 0.00%, 07/26/2024(8)	1,732,831

			13,949,820

		Internet - 0.2%
	1,273,638	Lands’ End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	1,061,896

		IT Services - 0.2%
	1,213,900	Gartner, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/05/2024	1,223,004

		Leisure Time - 4.8%
	2,017,527	Aristocrat Leisure Ltd. 3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	2,029,330
	15,209,677	Caesars Resort Collection LLC 0.00%, 09/27/2024(8)	15,302,000
	1,562,063	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	1,573,450
	4,448,343	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	4,453,904
	977,500	Lindblad Expeditions, Inc. 6 mo. USD LIBOR + 4.500%, 5.95%, 05/08/2021	982,387

			24,341,071

		Lodging - 6.2%
	19,040,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	19,051,995
	4,999,339	Caesars Entertainment Resort Properties LLC 1 mo. USD LIBOR + 3.500%, 4.74%, 10/11/2020	5,002,038
	2,922,422	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	2,923,036
	4,607,744	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 06/08/2023	4,621,936

			31,599,005

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Machinery - Construction & Mining - 0.1%
$	309,512	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 4.99%, 05/20/2021	$308,868

		Machinery-Diversified - 1.9%
		Gardner Denver, Inc.
EUR	4,570,000	EURIBOR + 3.000%, 3.00%, 07/30/2024	5,319,210
$	1,808,286	3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	1,818,105
	2,520,746	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	2,536,828

			9,674,143

		Media - 10.4%
		Advantage Sales & Marketing, Inc.
	1,094,751	3 mo. USD LIBOR + 3.250%, 4.63%, 07/23/2021	1,034,879
	570,000	3 mo. USD LIBOR + 6.500%, 7.88%, 07/25/2022	474,930
	4,385,000	Altice Financing S.A. 0.00%, 01/05/2026(8)	4,385,000
EUR	1,805,000	Altice Financing SA 0.00%, 01/05/2026(8)	2,105,749
$	3,491,250	Altice U.S. Finance I Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/28/2025	3,485,420
		CBS Radio, Inc.
	900,000	0.00%, 10/17/2023(8)	902,250
	740,982	1 mo. USD LIBOR + 3.500%, 4.74%, 10/17/2023	745,428
		Charter Communications Operating LLC
	496,114	1 mo. USD LIBOR + 2.000%, 3.25%, 07/01/2020	498,317
	2,955,000	1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	2,976,099
	2,052,032	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 07/17/2025	2,048,728
	3,486,239	Lumos Networks Operating Co. 0.00%, 10/16/2024(8)	3,493,953
	41,037	Mission Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	41,264
	326,844	Nexstar Broadcasting, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 01/17/2024	328,655
		Numericable Group S.A.
	3,299,468	0.00%, 01/31/2026(8)	3,300,227
EUR	1,328,325	EURIBOR + 3.000%, 3.00%, 07/31/2025	1,550,564
$	1,830,800	3 mo. USD LIBOR + 2.750%, 4.13%, 07/31/2025	1,826,882
	1,000,000	Raycom TV Broadcasting LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/23/2024	1,007,500
	3,056,815	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	3,061,584
	1,635,000	Unitymedia Finance LLC 0.00%, 10/16/2024(8)	1,630,912

The accompanying notes are an integral part of these financial statements.

96

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Media - 10.4% - (continued)
EUR	1,645,000	Unitymedia Hessen GmbH & Co. KG 0.00%, 10/16/2024(8)	$1,921,792
$	1,895,000	UPC Financing Partnership 0.00%, 01/15/2026(8)	1,900,533
	7,855,000	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	7,884,456
GBP	2,765,000	Virgin Media Investment Holdings Ltd. 1 mo. GBP LIBOR + 3.500%, 3.80%, 01/31/2026	3,683,499
$	3,000,000	Ziggo Secured Finance Partnership 1 mo. USD LIBOR + 2.500%, 3.74%, 04/15/2025	3,006,570

			53,295,191

		Metal Fabricate/Hardware - 0.1%
	496,033	NN, Inc. 1 mo. USD LIBOR + 4.250%, 5.49%, 10/19/2022	497,273

		Miscellaneous Manufacturing - 0.7%
EUR	3,184,000	Gates Global LLC EURIBOR + 3.500%, 3.50%, 04/01/2024	3,735,028

		Oil & Gas - 4.5%
$	258,844	Ameriforge Group, Inc. PIK + 5.000%, 9.33%, 06/08/2022	259,491
	1,346,625	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	1,360,509
		California Resources Corp.
	3,698,849	1 mo. USD LIBOR + 3.000%, 4.24%, 10/01/2019	3,550,895
	365,000	1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	390,853
	625,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	669,794
	5,224,045	Energy Transfer Equity, L.P. 1 mo. USD LIBOR + 2.000%, 3.24%, 02/02/2024	5,213,022
		Fieldwood Energy LLC
	2,500,000	3 mo. USD LIBOR + 2.875%, 0.00%, 09/28/2018(8)	2,378,125
	2,250,000	3 mo. USD LIBOR + 7.000%, 8.33%, 08/31/2020	2,030,625
	790,209	KCA Deutag U.S. Finance LLC 3 mo. USD LIBOR + 5.750%, 7.07%, 05/15/2020	759,834
	795,607	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	800,826
	957,376	Pinnacle Holdco S.a.r.l. 3 mo. USD LIBOR + 5.500%, 6.84%, 07/30/2019	938,228
	700,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	708,925
	2,500,000	Ultra Resources, Inc. 2 mo. USD LIBOR + 3.000%, 4.31%, 04/12/2024	2,499,375

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Oil & Gas - 4.5% - (continued)
$	1,513,407	Vine Oil & Gas LP 0.00%, 12/12/2021(8)	$1,486,922

			23,047,424

		Oil & Gas Services - 0.8%
	2,740,179	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 4.32%, 11/23/2020	2,594,620
	166,897	Paragon Offshore Finance Co. 3 mo. USD LIBOR + 1.000%, 2.35%, 07/18/2022	137,411
		Utex Industries, Inc.
	469,702	1 mo. USD LIBOR + 4.000%, 5.24%, 05/22/2021	444,259
	750,000	1 mo. USD LIBOR + 7.250%, 8.49%, 05/22/2022	675,938

			3,852,228

		Packaging & Containers - 2.4%
		Berlin Packaging LLC
	282,110	1 mo. USD LIBOR + 3.250%, 4.53%, 10/01/2021	284,051
	1,976,143	1 mo. USD LIBOR + 6.750%, 7.99%, 10/01/2022	1,994,264
		Berry Plastics Group, Inc.
	696,500	1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	698,569
	1,424,665	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	1,430,805
	1,950,200	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	1,963,305
	1,030,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	1,037,210
		Proampac PG Borrower LLC
	794,771	1 mo. USD LIBOR + 4.000%, 5.30%, 11/18/2023	800,732
	970,000	3 mo. USD LIBOR + 8.500%, 9.82%, 11/18/2024	982,125
	2,395,845	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	2,409,310
	931,917	Signode Industrial Group U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.04%, 05/04/2021	941,236

			12,541,607

		Pharmaceuticals - 1.6%
	1,770,563	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	1,793,580
	370,000	Quintiles IMS, Inc. 3 mo. USD LIBOR + 2.000%, 3.32%, 01/31/2025	372,446
	5,870,319	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	5,998,761

			8,164,787

The accompanying notes are an integral part of these financial statements.

97

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Real Estate - 0.9%
		DTZ U.S. Borrower LLC
$	4,623,928	3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	$4,649,220
	95,745	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	97,181

			4,746,401

		Real Estate Investment Trusts - 1.0%
EUR	1,552,200	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	1,815,872
$	3,280,050	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	3,297,041

			5,112,913

		Retail - 3.7%
		Albertsons LLC
	2,510,811	1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	2,431,771
	1,737,516	3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	1,680,855
	2,375,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	2,304,249
	5,000,000	Beacon Roofing Supply, Inc. 0.00%, 08/24/2024(8)(9)(10)(11)	5,000,000
		Belron S.A.
EUR	530,000	0.00%, 10/26/2024(8)	621,741
$	125,000	0.00%, 10/26/2024(8)	125,781
	2,000,000	Coty, Inc. 1 mo. USD LIBOR + 2.500%, 0.00%, 10/27/2022(8)	1,993,760
	563,456	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	566,589
	706,123	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	553,601
	1,166,859	Petco Animal Supplies, Inc. 3 mo. USD LIBOR + 3.000%, 4.38%, 01/26/2023	952,449
	798,390	PetSmart, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 03/11/2022	680,899
	400,000	Smart & Final Stores LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 11/15/2022	385,752
	2,345,090	Sports Authority, Inc. 3 mo. USD LIBOR + 6.000%, 7.50%, 11/16/2017	23,451
	1,790,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	1,682,152

			19,003,050

		Semiconductors - 0.2%
	537,300	Integrated Device Technology, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 04/04/2024	542,002

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Semiconductors - 0.2% - (continued)
$	437,204	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	$439,071

			981,073

		Software - 8.6%
		Almonde, Inc.
	2,670,000	3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	2,659,213
	345,000	3 mo. USD LIBOR + 7.250%, 8.57%, 06/13/2025	341,647
	1,959,813	CDW LLC 3 mo. USD LIBOR + 2.000%, 3.34%, 08/17/2023	1,972,669
	2,528,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	2,542,102
	1,201,988	Cypress Intermediate Holdings III, Inc. 1 mo. USD LIBOR + 3.000%, 4.25%, 04/27/2024	1,206,495
	1,790,501	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	1,794,512
		First Data Corp.
	2,110,000	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	2,115,022
	10,943,182	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	10,986,188
	2,750,727	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	2,761,620
	2,725,226	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	2,738,852
		Hyland Software, Inc.
	1,260,458	1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	1,272,016
	215,000	1 mo. USD LIBOR + 7.000%, 8.24%, 07/07/2025	219,300
	438,900	iPayment, Inc. 3 mo. USD LIBOR + 6.000%, 7.35%, 04/11/2023	443,289
	73,518	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	73,748
EUR	2,000,000	Misys Europe S.A. EURIBOR + 3.250%, 4.25%, 06/13/2024	2,332,611
$	1,715,995	Quest Software U.S. Holdings, Inc. 3 mo. USD LIBOR + 6.000%, 7.38%, 10/31/2022	1,732,297
	496,482	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	498,036
		SkillSoft Corp.
	2,000,000	1 mo. USD LIBOR + 4.750%, 5.99%, 04/28/2021	1,920,840
	750,000	1 mo. USD LIBOR + 8.250%, 9.49%, 04/28/2022	633,435
	1,365,758	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	1,373,011

The accompanying notes are an integral part of these financial statements.

98

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 98.3%(7) - (continued)
		Software - 8.6% - (continued)
EUR	1,200,000	Telenet Financing USD LLC EURIBOR + 3.000%, 3.00%, 03/31/2026	$1,407,297
$	2,868,688	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	2,898,923

			43,923,123

		Telecommunications - 7.0%
	2,487,500	Altice Financing S.A. 3 mo. USD LIBOR + 2.750%, 4.11%, 07/15/2025	2,486,455
	788,635	CommScope, Inc. 3 mo. USD LIBOR + 2.000%, 3.37%, 12/29/2022	791,593
	2,038,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	2,044,909
	2,147,957	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	2,151,995
	18,029,400	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	18,089,438
	3,600,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	3,596,940
	3,962,441	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	3,947,581
	2,495,219	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	2,504,726

			35,613,637

		Transportation - 0.3%
	1,726,911	Kenan Advantage Group, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 07/31/2022	1,734,113

		Trucking & Leasing - 1.0%
		Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
	1,995,000	1 mo. USD LIBOR + 2.250%, 3.49%, 09/20/2020	2,007,828
	3,310,288	1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	3,334,916

			5,342,744

		Total Senior Floating Rate Interests (cost $505,308,004)	$502,955,200

COMMON STOCKS - 0.7%
		Energy - 0.1%
	1,984	Arch Coal, Inc. Class A	$151,617
	3,997	Ocean Rig UDW, Inc.*	107,040
	4,831	Paragon Offshore Ltd.	77,296
	26,901	Paragon Offshore Ltd., Escrow*(11)(12)	—
	7,247	Paragon Offshore Ltd., Litigation	51,339
	78,609	Templar Energy LLC Class A*	204,383

			591,675

Shares or Principal Amount		Market Value†
COMMON STOCKS - 0.7% - (continued)
	Insurance - 0.3%
34,814	AFG Holdings, Inc.	$1,392,560

	Materials - 0.2%
69,152	MPM Holdings, Inc.*	1,168,669

	Utilities - 0.1%
4,500,000	TCEH Corp.*(9)(10)(11)	5
33,730	Vistra Energy Corp.	655,711

		655,716

	Total Common Stocks (cost $5,294,771)	$3,808,620

	Total Long-Term Investments (cost $559,898,684)	$556,457,775

Total Investments (cost $559,898,684)	108.7%	$556,457,775
Other Assets and Liabilities	(8.7)%	(44,730,910)

Total Net Assets	100.0%	$511,726,865

The accompanying notes are an integral part of these financial statements.

99

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $39,048,438, which represented 7.6% of total net assets.

(2)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $3,537,010, which represented 0.7% of total net assets.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(8)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(9)	Investment valued using significant unobservable inputs.

(10)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $5,000,005, which represents 1.0% of total net assets.

(11)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $5,000,005, which represented 1.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
30,589,218	USD	25,861,000	EUR	DEUT	11/30/17	$415,134	$—
616,521	USD	529,000	EUR	SSG	11/30/17	—	(706)
4,446,822	USD	3,393,000	GBP	SSG	11/30/17	—	(63,527)

Total						$415,134	$(64,233)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

100

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Other Abbreviations:
EURIBOR	Euro Interbank Offered Rate
PIK	Payment-in-kind

The accompanying notes are an integral part of these financial statements.

101

The Hartford Floating Rate High Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$49,693,955	$—	$49,693,955	$—
Senior Floating Rate Interests	502,955,200	—	497,955,200	5,000,000
Common Stocks
Energy	591,675	258,657	333,018	—
Insurance	1,392,560	—	1,392,560	—
Materials	1,168,669	1,168,669	—	—
Utilities	655,716	655,711	—	5
Foreign Currency Contracts(2)	415,134	—	415,134	—

Total	$556,872,909	$2,083,037	$549,789,867	$5,000,005

Liabilities
Foreign Currency Contracts(2)	$(64,233)	$—	$(64,233)	$—

Total	$(64,233)	$—	$(64,233)	$—

(1)	For the year ended October 31, 2017, investments valued at $714,340 were transferred from Level 3 to Level 1 due to the initiation of a vendor providing pricing; investments valued at $786,091 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

102

The Hartford High Yield Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	920,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)(4)(5)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $915,920)	$—

CORPORATE BONDS - 90.3%
		Aerospace/Defense - 0.4%
		DAE Funding LLC
	430,000	4.50%, 08/01/2022(2)	$435,913
	865,000	5.00%, 08/01/2024(2)	883,381

			1,319,294

		Biotechnology - 0.1%
	430,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(2)(6)	438,063

		Chemicals - 1.4%
		Chemours Co.
	2,160,000	6.63%, 05/15/2023	2,289,600
	290,000	7.00%, 05/15/2025	323,350
	2,300,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	2,383,375

			4,996,325

		Coal - 1.5%
	885,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	954,119
	2,830,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	2,518,700
	1,830,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	1,874,926

			5,347,745

		Commercial Banks - 3.9%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	800,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(7)(8)(9)	984,298
	800,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(7)(8)(9)	1,118,256
	1,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(7)(8)(9)	1,953,555
		Barclays plc
$	850,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(7)(8)(9)	947,855
	1,060,000	5 year USD Swap + 6.705%, 8.25%, 12/15/2018(7)(9)	1,126,695
	1,050,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(2)(7)(9)	1,177,313
		Credit Agricole S.A.
	395,000	5 year USD Swap + 4.898%, 7.88%, 01/23/2024(2)(7)(9)	449,806
	505,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(2)(7)(9)	607,855
	1,905,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(7)(8)(9)	2,083,594

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Commercial Banks - 3.9% - (continued)
$	725,000	Intesa Sanpaolo S.p.A. 5 year USD Swap + 5.462%, 7.70%, 09/17/2025(2)(7)(9)	$792,063
	1,600,000	Royal Bank of Scotland Group plc 3 mo. USD LIBOR + 2.320%, 3.66%, 09/30/2027(7)(9)	1,552,160
	1,130,000	Societe Generale S.A. 5 year USD Swap + 6.394%, 8.25%, 11/29/2018(7)(8)(9)	1,196,387
	415,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(7)(8)(9)	459,395

			14,449,232

		Commercial Services - 5.6%
		APX Group, Inc.
	1,360,000	7.63%, 09/01/2023	1,431,400
	2,395,000	7.88%, 12/01/2022	2,583,606
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	2,160,000	5.25%, 03/15/2025(2)	2,111,400
	1,020,000	5.50%, 04/01/2023	1,032,750
	2,900,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	3,066,750
	2,890,000	GW Honos Security Corp. 8.75%, 05/15/2025(2)	3,077,850
		Herc Rentals, Inc.
	884,000	7.50%, 06/01/2022(2)	956,753
	1,559,000	7.75%, 06/01/2024(2)	1,711,003
	2,435,000	Hertz Corp. 5.50%, 10/15/2024(2)	2,191,500
		United Rentals North America, Inc.
	560,000	4.63%, 10/15/2025	572,964
	795,000	4.88%, 01/15/2028	798,975
	1,025,000	5.88%, 09/15/2026	1,117,250

			20,652,201

		Construction Materials - 1.7%
	1,650,000	CEMEX Finance LLC 6.00%, 04/01/2024(2)	1,744,875
	940,000	Cemex S.A.B. de C.V. 6.13%, 05/05/2025(2)	1,002,510
	1,705,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,766,806
	1,760,000	Standard Industries, Inc. 5.38%, 11/15/2024(2)	1,856,624

			6,370,815

		Distribution/Wholesale - 0.1%
	420,000	American Builders & Contractors Supply Co., Inc. 5.75%, 12/15/2023(2)	446,250

		Diversified Financial Services - 4.7%
	710,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	755,262
	735,000	Fly Leasing Ltd. 5.25%, 10/15/2024	738,219
	1,305,000	goeasy Ltd. 7.88%, 11/01/2022(2)	1,342,519
	95,000	Hexion, Inc. 13.75%, 02/01/2022(2)	76,238

The accompanying notes are an integral part of these financial statements.

103

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Diversified Financial Services - 4.7% - (continued)
		Nationstar Mortgage LLC / Nationstar Capital Corp.
$	1,905,000	6.50%, 08/01/2018	$1,909,762
	1,590,000	6.50%, 07/01/2021	1,613,850
	171,000	7.88%, 10/01/2020	174,848
		Navient Corp.
	560,000	5.50%, 01/25/2023	567,000
	340,000	5.63%, 08/01/2033	293,250
	1,764,000	5.88%, 10/25/2024	1,790,460
	2,535,000	6.13%, 03/25/2024	2,601,544
	955,000	6.50%, 06/15/2022	1,013,494
	856,000	7.25%, 09/25/2023	927,155
		Springleaf Finance Corp.
	525,000	5.25%, 12/15/2019	542,062
	130,000	6.13%, 05/15/2022	137,150
	705,000	7.75%, 10/01/2021	792,244
	1,935,000	8.25%, 12/15/2020	2,181,712

			17,456,769

		Electric - 0.7%
	2,570,000	AES Corp. 5.13%, 09/01/2027	2,638,105
	1,460,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020*(1)(3)(4)(5)	—

			2,638,105

		Electrical Components & Equipment - 0.3%
	1,045,000	General Cable Corp. 5.75%, 10/01/2022	1,071,125

		Entertainment - 3.3%
	1,370,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(2)	1,378,974
	1,605,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	1,693,275
	1,920,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	2,073,600
	2,170,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	2,245,950
	1,410,000	Pinnacle Entertainment, Inc. 5.63%, 05/01/2024	1,455,825
	705,000	Rivers Pittsburgh Borrower L.P. / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021(2)	709,406
		Scientific Games International, Inc.
	230,000	5.00%, 10/15/2025(2)	233,450
	1,345,000	6.63%, 05/15/2021	1,390,394
	830,000	10.00%, 12/01/2022	918,129

			12,099,003

		Environmental Control - 0.3%
	810,000	Clean Harbors, Inc. 5.13%, 06/01/2021	821,137
	441,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	446,513

			1,267,650

		Food - 1.5%
		Post Holdings, Inc.
	2,660,000	5.00%, 08/15/2026(2)	2,673,300
	990,000	5.75%, 03/01/2027(2)	1,028,363

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Food - 1.5% - (continued)
$	1,870,000	TreeHouse Foods, Inc. 4.88%, 03/15/2022	$1,928,437

			5,630,100

		Gas - 0.2%
	640,000	AmeriGas Partners L.P. / AmeriGas Finance Corp. 5.50%, 05/20/2025	654,400

		Healthcare-Products - 1.3%
	2,140,000	Alere, Inc. 6.50%, 06/15/2020	2,174,775
	2,595,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	2,705,287

			4,880,062

		Healthcare-Services - 3.5%
	435,000	Community Health Systems, Inc. 6.25%, 03/31/2023	418,688
		Envision Healthcare Corp.
	970,000	5.13%, 07/01/2022(2)	984,550
	705,000	5.63%, 07/15/2022	717,337
	2,645,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	2,846,681
		HCA, Inc.
	2,215,000	5.38%, 02/01/2025	2,284,219
	1,135,000	5.88%, 05/01/2023	1,215,869
	1,776,000	7.50%, 11/15/2095	1,818,091
	350,000	MPH Acquisition Holdings LLC 7.13%, 06/01/2024(2)	376,688
	30,000	Tenet Healthcare Corp. 8.13%, 04/01/2022	30,150
	2,010,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	2,037,637

			12,729,910

		Home Builders - 2.5%
	1,915,000	AV Homes, Inc. 6.63%, 05/15/2022	1,988,632
		Beazer Homes USA, Inc.
	460,000	5.88%, 10/15/2027(2)	459,425
	705,000	6.75%, 03/15/2025	745,749
	1,210,000	8.75%, 03/15/2022	1,344,552
		KB Home
	1,030,000	7.00%, 12/15/2021	1,161,325
	1,090,000	8.00%, 03/15/2020	1,212,625
		M/I Homes, Inc.
	780,000	5.63%, 08/01/2025	792,675
	1,595,000	6.75%, 01/15/2021	1,658,800

			9,363,783

		Household Products - 0.5%
	2,715,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	2,002,313

		Household Products/Wares - 0.8%
	920,000	ACCO Brands Corp. 5.25%, 12/15/2024(2)	953,350
EUR	1,505,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	1,811,245

			2,764,595

The accompanying notes are an integral part of these financial statements.

104

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Housewares - 0.8%
$	2,570,000	American Greetings Corp. 7.88%, 02/15/2025(2)	$2,792,562

		Insurance - 1.5%
		Genworth Holdings, Inc.
	135,000	4.80%, 02/15/2024	114,845
	890,000	4.90%, 08/15/2023	754,008
	505,000	7.20%, 02/15/2021	482,724
	280,000	7.63%, 09/24/2021	270,200
	180,000	7.70%, 06/15/2020	177,287
	445,000	MGIC Investment Corp. 5.75%, 08/15/2023	489,500
	845,000	Radian Group, Inc. 4.50%, 10/01/2024	866,125
	2,205,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	2,287,688

			5,442,377

		Internet - 1.6%
	2,685,000	Netflix, Inc. 5.88%, 02/15/2025	2,898,726
		Zayo Group LLC / Zayo Capital, Inc.
	2,175,000	6.00%, 04/01/2023	2,286,469
	835,000	6.38%, 05/15/2025	898,760

			6,083,955

		Iron/Steel - 1.1%
	910,000	AK Steel Corp. 7.63%, 10/01/2021	944,125
	630,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	654,413
	475,000	Steel Dynamics, Inc. 4.13%, 09/15/2025(2)	476,188
	1,650,000	United States Steel Corp. 8.38%, 07/01/2021(2)	1,800,562

			3,875,288

		IT Services - 0.5%
	1,575,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(2)	1,854,563

		Lodging - 2.5%
	1,285,000	Boyd Gaming Corp. 6.38%, 04/01/2026	1,410,287
	2,590,000	FelCor Lodging L.P. 6.00%, 06/01/2025	2,790,725
	1,810,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	1,932,175
	1,390,000	Station Casinos LLC 5.00%, 10/01/2025(2)	1,391,738
	1,650,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,608,750

			9,133,675

		Machinery - Construction & Mining - 0.6%
	1,900,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	2,061,500

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Machinery-Diversified - 0.7%
$	2,220,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	$2,508,600

		Media - 8.8%
		CCO Holdings LLC / CCO Holdings Capital Corp.
	105,000	5.13%, 02/15/2023	108,413
	1,685,000	5.13%, 05/01/2023(2)	1,756,612
	495,000	5.75%, 09/01/2023	512,944
	190,000	5.75%, 01/15/2024	197,363
	1,610,000	5.75%, 02/15/2026(2)	1,683,255
	2,760,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 5.13%, 12/15/2021(2)	2,808,300
		CSC Holdings LLC
	1,800,000	5.25%, 06/01/2024	1,792,125
	600,000	10.13%, 01/15/2023(2)	687,000
	592,000	10.88%, 10/15/2025(2)	725,200
		DISH DBS Corp.
	1,050,000	5.00%, 03/15/2023	1,015,875
	3,290,000	6.75%, 06/01/2021	3,454,500
	1,512,000	7.88%, 09/01/2019	1,633,716
		Gray Television, Inc.
	1,520,000	5.13%, 10/15/2024(2)	1,515,744
	400,000	5.88%, 07/15/2026(2)	410,000
	2,170,000	Liberty Interactive LLC 8.25%, 02/01/2030	2,387,000
	925,000	Quebecor Media, Inc. 5.75%, 01/15/2023	1,003,625
	2,330,000	SFR Group S.A. 7.38%, 05/01/2026(2)	2,504,750
		Sinclair Television Group, Inc.
	590,000	5.13%, 02/15/2027(2)	561,238
	1,005,000	5.88%, 03/15/2026(2)	1,015,050
		TEGNA, Inc.
	1,760,000	4.88%, 09/15/2021(2)	1,799,600
	667,000	5.13%, 10/15/2019	677,005
	810,000	6.38%, 10/15/2023	859,612
	1,845,000	Tribune Media Co. 5.88%, 07/15/2022	1,914,187
		Viacom, Inc.
	405,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(9)	401,051
	150,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(9)	148,200
	990,000	Videotron Ltd. 5.00%, 07/15/2022	1,069,200

			32,641,565

		Metal Fabricate/Hardware - 0.6%
		Novelis Corp.
	650,000	5.88%, 09/30/2026(2)	669,903
	1,200,000	6.25%, 08/15/2024(2)	1,266,000
	400,000	TriMas Corp. 4.88%, 10/15/2025(2)	404,500

			2,340,403

		Mining - 3.1%
		Anglo American Capital plc
	250,000	4.13%, 04/15/2021(2)	261,180
	200,000	4.13%, 09/27/2022(2)	209,304
	1,120,000	4.88%, 05/14/2025(2)	1,196,255

The accompanying notes are an integral part of these financial statements.

105

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Mining - 3.1% - (continued)
$	376,000	9.38%, 04/08/2019(2)	$413,709
		Constellium N.V.
	1,975,000	7.88%, 04/01/2021(2)	2,099,030
	1,100,000	8.00%, 01/15/2023(2)	1,178,375
		First Quantum Minerals Ltd.
	885,000	7.00%, 02/15/2021(2)	918,187
	200,000	7.25%, 04/01/2023(2)	211,500
	650,000	7.50%, 04/01/2025(2)	688,188
	1,290,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,388,362
		New Gold, Inc.
	95,000	6.25%, 11/15/2022(2)	98,088
	990,000	6.38%, 05/15/2025(2)	1,051,875
	750,000	Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022(2)	774,375
	975,000	Teck Resources Ltd. 8.50%, 06/01/2024(2)	1,116,375

			11,604,803

		Miscellaneous Manufacturing - 0.6%
	2,155,000	Bombardier, Inc. 6.13%, 01/15/2023(2)	2,152,306

		Office/Business Equipment - 0.1%
	405,000	CDW LLC / CDW Finance Corp. 5.00%, 09/01/2023	422,719

		Oil & Gas - 9.3%
	2,610,000	Blue Racer Midstream LLC / Blue Racer Finance Corp. 6.13%, 11/15/2022(2)	2,720,925
	2,785,000	California Resources Corp. 8.00%, 12/15/2022(2)	1,838,100
		Continental Resources, Inc.
	500,000	3.80%, 06/01/2024	485,625
	250,000	4.50%, 04/15/2023	253,125
	1,935,000	4.90%, 06/01/2044	1,801,969
	1,065,000	5.00%, 09/15/2022	1,076,981
	2,665,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	2,605,037
	1,385,000	Energen Corp. 4.63%, 09/01/2021	1,402,312
	1,640,000	Ensco plc 5.75%, 10/01/2044	1,119,300
		Laredo Petroleum, Inc.
	1,380,000	5.63%, 01/15/2022	1,405,875
	750,000	7.38%, 05/01/2022	780,938
		MEG Energy Corp.
	390,000	6.38%, 01/30/2023(2)	356,850
	1,210,000	6.50%, 01/15/2025(2)	1,203,950
	1,065,000	7.00%, 03/31/2024(2)	966,488
		Noble Holding International Ltd.
	1,100,000	6.20%, 08/01/2040	742,500
	1,395,000	7.75%, 01/15/2024	1,248,525
	425,000	PDC Energy, Inc. 6.13%, 09/15/2024	443,594
		QEP Resources, Inc.
	2,135,000	5.25%, 05/01/2023	2,108,312
	200,000	5.38%, 10/01/2022	198,500
	235,000	6.80%, 03/01/2020	244,988

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Oil & Gas - 9.3% - (continued)
$	930,000	Rowan Cos., Inc. 5.85%, 01/15/2044	$748,650
		SM Energy Co.
	1,695,000	5.00%, 01/15/2024	1,618,725
	240,000	6.13%, 11/15/2022	241,200
	115,000	6.50%, 11/15/2021	116,150
		Transocean, Inc.
	385,000	6.80%, 03/15/2038	312,813
	115,000	7.50%, 04/15/2031	102,638
	470,000	9.35%, 12/15/2041	453,550
		Tullow Oil plc
	1,650,000	6.00%, 11/01/2020(2)	1,656,187
	580,000	6.25%, 04/15/2022(2)	578,550
	2,230,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	2,175,811
		WPX Energy, Inc.
	595,000	5.25%, 09/15/2024	597,231
	1,410,000	6.00%, 01/15/2022	1,468,162
	1,250,000	8.25%, 08/01/2023	1,407,812

			34,481,373

		Oil & Gas Services - 0.4%
		Weatherford International Ltd.
	335,000	5.95%, 04/15/2042	264,650
	880,000	6.50%, 08/01/2036	732,600
	335,000	7.00%, 03/15/2038	291,450

			1,288,700

		Packaging & Containers - 4.9%
	1,840,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(6)	1,959,600
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
	1,395,000	6.00%, 06/30/2021(2)	1,435,106
	370,000	6.00%, 02/15/2025(2)	392,663
	1,581,000	7.25%, 05/15/2024(2)	1,737,124
	1,865,000	Berry Global, Inc. 6.00%, 10/15/2022	1,974,569
	2,170,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	2,243,237
	1,680,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	1,696,800
	2,985,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(2)	3,276,037
	430,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(2)	438,514
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	2,050,000	5.13%, 07/15/2023(2)	2,134,255
	815,000	7.00%, 07/15/2024(2)	870,013

			18,157,918

		Pharmaceuticals - 4.0%
	335,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	340,025
		Endo Finance LLC
	2,095,000	6.00%, 07/15/2023(2)	1,696,950
	2,985,000	6.00%, 02/01/2025(2)	2,373,075
	1,692,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	1,823,130

The accompanying notes are an integral part of these financial statements.

106

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Pharmaceuticals - 4.0% - (continued)
		Valeant Pharmaceuticals International, Inc.
$	1,155,000	5.50%, 03/01/2023(2)	$970,200
	7,395,000	5.88%, 05/15/2023(2)	6,248,775
	1,000,000	6.13%, 04/15/2025(2)	840,000
	355,000	7.00%, 03/15/2024(2)	384,287

			14,676,442

		Pipelines - 1.1%
		Energy Transfer Equity L.P.
	670,000	5.50%, 06/01/2027	710,200
	1,907,000	7.50%, 10/15/2020	2,145,375
	1,070,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 6.75%, 03/15/2024	1,152,925

			4,008,500

		REITS - 0.3%
	1,095,000	Equinix, Inc. 5.88%, 01/15/2026	1,186,706

		Retail - 3.3%
		1011778 BC ULC / New Red Finance, Inc.
	805,000	4.25%, 05/15/2024(2)	810,796
	3,570,000	5.00%, 10/15/2025(2)	3,636,937
	1,055,000	Beacon Escrow Corp. 4.88%, 11/01/2025(2)	1,067,871
	1,905,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,969,294
	1,305,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	1,353,938
	890,000	Staples, Inc. 8.50%, 09/15/2025(2)	785,425
	2,605,000	United Rentals North America, Inc. 4.88%, 01/15/2028	2,618,025

			12,242,286

		Semiconductors - 1.6%
	1,650,000	Entegris, Inc. 6.00%, 04/01/2022(2)	1,724,250
	2,005,000	Micron Technology, Inc. 5.50%, 02/01/2025	2,130,312
		Sensata Technologies B.V.
	1,005,000	5.00%, 10/01/2025(2)	1,065,300
	770,000	5.63%, 11/01/2024(2)	854,700

			5,774,562

		Software - 3.3%
	1,135,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	1,220,125
	1,150,000	Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025(2)	1,175,875
		First Data Corp.
	610,000	5.38%, 08/15/2023(2)	635,163
	2,110,000	5.75%, 01/15/2024(2)	2,207,588
	2,305,000	7.00%, 12/01/2023(2)	2,466,396
	544,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(2)(6)	558,960
	2,925,000	Infor U.S., Inc. 6.50%, 05/15/2022	3,049,312
	930,000	Workday, Inc. 0.25%, 10/01/2022(2)	939,881

			12,253,300

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 90.3% - (continued)
		Telecommunications - 4.9%
		Altice Financing S.A.
$	235,000	6.50%, 01/15/2022(2)	$243,225
	1,570,000	6.63%, 02/15/2023(2)	1,654,937
	1,870,000	7.50%, 05/15/2026(2)	2,049,987
		Level 3 Financing, Inc.
	1,880,000	5.38%, 08/15/2022	1,936,926
	690,000	5.63%, 02/01/2023	712,425
		Nokia Oyj
	200,000	3.38%, 06/12/2022	199,250
	205,000	4.38%, 06/12/2027	205,000
	1,435,000	Sprint Capital Corp. 6.88%, 11/15/2028	1,530,966
		Sprint Corp.
	1,084,000	7.13%, 06/15/2024	1,171,739
	2,660,000	7.25%, 09/15/2021	2,899,400
	110,000	7.63%, 02/15/2025	120,588
	4,766,000	7.88%, 09/15/2023	5,326,005

			18,050,448

		Transportation - 0.4%
	1,430,000	Hertz Corp. 7.63%, 06/01/2022(2)	1,491,061

		Total Corporate Bonds (cost $321,923,087)	$333,103,352

SENIOR FLOATING RATE INTERESTS - 1.3%(10)
		Chemicals - 0.1%
	550,000	Diamond (BC) B.V. 3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	$552,162

		Healthcare-Products - 0.4%
	1,338,750	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	1,345,658

		Leisure Time - 0.6%
	2,275,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(11)	2,275,955

		Machinery-Diversified - 0.2%
	707,290	Gardner Denver, Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	711,130

		Total Senior Floating Rate Interests (cost $4,854,848)	$4,884,905

CONVERTIBLE BONDS - 1.9%
		Commercial Services - 0.2%
	800,000	Cardtronics, Inc. 1.00%, 12/01/2020	$738,000

		Diversified Financial Services - 0.1%
	440,000	Blackhawk Network Holdings, Inc. 1.50%, 01/15/2022	440,275

		Home Builders - 0.2%
	873,000	M/I Homes, Inc. 3.00%, 03/01/2018	933,019

		Media - 0.5%
	1,310,000	DISH Network Corp. 3.38%, 08/15/2026	1,409,069

The accompanying notes are an integral part of these financial statements.

107

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CONVERTIBLE BONDS - 1.9%
		Media - 0.5% - (continued)
$	470,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(2)	$560,475

			1,969,544

		Oil & Gas - 0.1%
	1,645,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	259,087
	130,000	PDC Energy, Inc. 1.13%, 09/15/2021	126,913

			386,000

		Semiconductors - 0.5%
		Microchip Technology, Inc.
	656,000	1.63%, 02/15/2027(2)	826,150
	684,000	2.25%, 02/15/2037(2)	866,970

			1,693,120

		Software - 0.3%
	862,000	ServiceNow, Inc. 0.00%, 06/01/2022(2)(12)	966,517

		Total Convertible Bonds (cost $8,311,277)	$7,126,475

COMMON STOCKS - 0.5%
		Banks - 0.3%
	91,168	MGIC Investment Corp. *	$1,303,703

		Energy - 0.2%
	104,555,002	KCA Deutag *(1)(2)(4)(5)	542,536
	78,358	Vistra Energy Corp.	78,358

			620,894

		Utilities - 0.0%
	3,200,000	TCEH Corp.*(1)(4)(5)	3

		Total Common Stocks (cost $2,157,989)	$1,924,600

PREFERRED STOCKS - 0.2%
		Diversified Financials - 0.2%
	19,075	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.10%(9)	$500,909

		Total Preferred Stocks (cost $499,841)	$500,909

		Total Long-Term Investments (cost $338,662,962)	$347,540,241

Shares or Principal Amount			Market Value†
SHORT-TERM INVESTMENTS - 5.6%
		Other Investment Pools & Funds - 5.6%
$	20,777,187	Fidelity Institutional Government Fund, Institutional Class, 0.92%(13)	$20,777,187

		Total Short-Term Investments (cost $20,777,187)	$20,777,187

Total Investments (cost $359,440,149)	99.8%	$368,317,428
Other Assets and Liabilities	0.2%	606,606

Total Net Assets	100.0%	$368,924,034

The accompanying notes are an integral part of these financial statements.

108

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $174,270,457, which represented 47.2% of total net assets.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $542,539, which represents 0.1% of total net assets.

(5)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $542,539, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(7)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $8,743,340, which represented 2.4% of total net assets.

(9)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Security is a zero-coupon bond.

(13)	Current yield as of period end.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD	2,655,000	(5.00%)	12/20/22	Quarterly	$191,992	$231,856	$39,864

Total						$191,992	$231,856	$39,864

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

109

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
5,927,171	USD	5,011,000	EUR	DEUT	11/30/17	$80,439	$—

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
PIK	Payment-in-kind

The accompanying notes are an integral part of these financial statements.

110

The Hartford High Yield Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	333,103,352	—	333,103,352	—
Senior Floating Rate Interests	4,884,905	—	4,884,905	—
Convertible Bonds	7,126,475	—	7,126,475	—
Common Stocks
Banks	1,303,703	1,303,703	—	—
Energy	620,894	—	78,358	542,536
Utilities	3	—	—	3
Preferred Stocks	500,909	500,909	—	—
Short-Term Investments	20,777,187	20,777,187	—	—
Foreign Currency Contracts(2)	80,439	—	80,439	—
Swaps-Credit Default(2)	39,864	—	39,864	—

Total	$368,437,731	$22,581,799	$345,313,393	$542,539

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

111

The Hartford Inflation Plus Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.4%
		Asset-Backed - Finance & Insurance - 0.2%
$	1,360,000	HSI Asset Securitization Corp. Trust 1 mo. USD LIBOR + 0.270%, 1.51%, 02/25/2036(1)	$1,321,581

		Asset-Backed - Home Equity - 0.2%
	766,079	GSAA Home Equity Trust 5.99%, 06/25/2036(1)(2)	402,220
	737,565	Renaissance Home Equity Loan Trust 6.12%, 11/25/2036(3)	448,013

			850,233

		Whole Loan Collateral CMO - 2.0%
	797,664	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 1.78%, 11/25/2035(1)	791,911
	1,158,076	Banc of America Funding Trust 6.05%, 10/25/2036(3)	1,053,404
	396,388	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.300%, 3.52%, 10/25/2035(1)	399,382
	686,684	Chase Mortgage Finance Trust 3.29%, 12/25/2035(1)(2)	668,665
	521,901	Deutsche Alt-A Securities Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 12/25/2036(1)	477,395
	352,614	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(1)	400,458
	242,197	GreenPoint Mortgage Funding Trust 12 mo. MTA + 1.400%, 2.34%, 10/25/2045(1)	206,264
	665,897	GSR Mortgage Loan Trust 3.59%, 10/25/2035(1)(2)	584,704
	624,707	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.190%, 1.43%, 01/19/2038(1)	587,089
	2,735,139	IndyMac Index Mortgage Loan Trust 1 mo. USD LIBOR + 0.290%, 1.53%, 01/25/2036(1)	2,276,611
	1,056,266	JP Morgan Mortgage Trust 3.54%, 01/25/2037(1)(2)	1,060,633
		MASTR Adjustable Rate Mortgages Trust 1 mo. USD LIBOR + 0.240%,
	1,225,702	1.48%, 05/25/2037(1)	800,484
	14,679	3.47%, 11/21/2034(1)(2)	15,029
		Residential Funding Mortgage Securities, Inc.
	243,861	3.98%, 02/25/2036(1)(2)	222,743
	461,117	6.00%, 07/25/2037	435,763
	653,133	Structured Adjustable Rate Mortgage Loan Trust 3.56%, 06/25/2035(1)(2)	575,210
	711,388	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 1.66%, 06/25/2044(1)	688,102

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 2.4% - (continued)
		Whole Loan Collateral CMO - 2.0% - (continued)
$	861,191	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 12 mo. MTA + 0.830%, 1.77%, 11/25/2046(1)	$736,982

			11,980,829

		Total Asset & Commercial Mortgage Backed Securities (cost $13,295,559)	$14,152,643

FOREIGN GOVERNMENT OBLIGATIONS - 3.2%
		Argentina - 0.2%
ARS	18,856,000	Argentina Politica Monet 27.15%, 06/21/2020(1)(2)	$1,142,172

		Brazil - 1.3%
		Brazil Notas do Tesouro Nacional
BRL	11,450,561	6.00%, 05/15/2019(4)	3,662,515
	11,918,362	6.00%, 08/15/2022(4)	3,858,370

			7,520,885

		Colombia - 0.3%
COP	4,967,775,414	Colombian TES 4.75%, 02/23/2023(4)	1,788,794

		Russia - 0.6%
RUB	223,440,933	Russian Federal Inflation Linked Bond 2.50%, 08/16/2023(4)	3,684,063

		South Africa - 0.2%
ZAR	20,244,877	South Africa Government Bond - CPI Linked 1.88%, 02/28/2033(4)	1,285,248

		Thailand - 0.6%
THB	113,000,000	Bank of Thailand 1.48%, 02/17/2018(1)(2)	3,402,737

		Total Foreign Government Obligations (cost $18,230,796)	$18,823,899

SENIOR FLOATING RATE INTERESTS - 4.9%(5)
		Aerospace/Defense - 0.2%
$	240,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	$241,351
	598,328	TransDigm, Inc. 1 mo. USD LIBOR + 3.000%, 4.27%, 06/09/2023	600,650

			842,001

		Airlines - 0.1%
	326,700	American Airlines, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 04/28/2023	327,151
	480,000	Delta Air Lines, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 08/24/2022	484,080

			811,231

		Auto Parts & Equipment - 0.0%
	140,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	140,291

The accompanying notes are an integral part of these financial statements.

112

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Biotechnology - 0.0%
$	100,000	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 0.00%, 05/15/2022(6)	$100,000

		Chemicals - 0.1%
	180,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	180,976
	111,233	Huntsman International LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 04/01/2023	111,720
	324,500	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.52%, 02/14/2024	326,798
	28,985	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	29,214
	66,888	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	67,417

			716,125

		Commercial Services - 0.3%
	113,853	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	114,612
	149,625	Clean Harbors, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 06/27/2024	150,467
	197,500	Hertz Corp. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/30/2023	197,131
	116,315	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	117,091
	209,475	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	210,784
	143,913	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	144,552
	222,187	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	224,909
	189,050	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	187,396
	289,275	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	290,120
	172,771	Trans Union LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 04/10/2023	173,257
	148,875	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	150,085

			1,960,404

		Distribution/Wholesale - 0.1%
	497,500	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/31/2023	500,351

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Distribution/Wholesale - 0.1% - (continued)
$	182,694	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.09%, 06/09/2023	$184,293
	119,100	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	119,695

			804,339

		Diversified Financial Services - 0.2%
	199,000	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	199,872
	500,000	Delos Finance Sarl 3 mo. USD LIBOR + 2.000%, 3.33%, 10/06/2023	503,515
	155,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	157,209
	305,685	RPI Finance Trust 3 mo. USD LIBOR + 2.000%, 3.33%, 03/27/2023	306,795
	225,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	225,875

			1,393,266

		Electric - 0.1%
	119,400	AES Corp. 3 mo. USD LIBOR + 2.000%, 3.32%, 05/24/2022	119,600
	150,898	Calpine Corp. 3 mo. USD LIBOR + 2.750%, 4.09%, 05/31/2023	151,537
	124,143	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	125,398

			396,535

		Energy-Alternate Sources - 0.2%
	185,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(6)	187,024
	748,683	MEG Energy Corp. 3 mo. USD LIBOR + 3.500%, 4.83%, 12/31/2023	750,652
		TEX Operations Co. LLC
	143,913	1 mo. USD LIBOR + 2.750%, 4.01%, 08/04/2023	144,313
	35,000	3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	35,092

			1,117,081

		Engineering & Construction - 0.0%
	224,438	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	225,809

		Environmental Control - 0.0%
	131,738	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.750%, 3.95%, 11/10/2023	132,857

The accompanying notes are an integral part of these financial statements.

113

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Food - 0.1%
$	318,400	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	$311,437
	299,250	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	300,692

			612,129

		Healthcare-Products - 0.1%
	147,656	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	148,418
	99,750	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	99,600
	103,950	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	89,527

			337,545

		Healthcare-Services - 0.1%
		Community Health Systems, Inc.
	71,916	3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	70,188
	125,274	3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	121,075
	243,163	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	244,075
	322,774	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	325,772

			761,110

		Household Products/Wares - 0.1%
	290,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	289,275

		Insurance - 0.2%
	705,953	Asurion LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	711,693
	99,229	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	99,965
	110,000	USI Holdings Corp. 0.00%, 07/26/2024(6)	109,862

			921,520

		Leisure Time - 0.2%
		Aristocrat Leisure Ltd.
	150,000	0.00%, 09/19/2024(6)	150,675
	200,000	3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	201,170
	445,161	Caesars Resort Collection LLC 0.00%, 09/27/2024(6)	447,864
	148,955	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	149,141
	255,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(6)	255,107

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Leisure Time - 0.2% - (continued)
$	115,000	NCL Corp. Ltd. 1 mo. USD LIBOR + 1.750%, 2.99%, 10/02/2022	$115,360

			1,319,317

		Lodging - 0.1%
	184,819	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.70%, 09/15/2023	185,859
	275,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	275,173
	168,725	Station Casinos LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 06/08/2023	169,245

			630,277

		Media - 0.4%
	120,000	Altice Financing S.A. 0.00%, 01/05/2026(6)	120,000
	295,500	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	297,610
	300,366	CSC Holdings LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 07/17/2025	299,882
	327,525	Numericable Group S.A. 0.00%, 01/31/2026(6)	327,600
	145,000	Unitymedia Finance LLC 0.00%, 10/16/2024(6)	144,638
	260,000	UPC Financing Partnership 0.00%, 01/15/2026(6)	260,759
		Vantiv LLC
	60,000	0.00%, 09/18/2024(6)	60,188
	210,000	1 mo. USD LIBOR + 2.000%, 3.24%, 08/07/2024	211,275
	673,321	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	675,846

			2,397,798

		Oil & Gas - 0.2%
	110,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	117,884
	775,260	Energy Transfer Equity, L.P. 1 mo. USD LIBOR + 2.000%, 3.24%, 02/02/2024	773,624
	78,201	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	78,714

			970,222

		Packaging & Containers - 0.3%
	330,940	Berry Plastics Group, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/08/2020	332,512
	164,175	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	165,278
	100,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	100,700

The accompanying notes are an integral part of these financial statements.

114

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Packaging & Containers - 0.3% - (continued)
$	961,359	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	$966,762

			1,565,252

		Pharmaceuticals - 0.2%
	369,075	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	373,873
	593,672	Quintiles IMS, Inc. 3 mo. USD LIBOR + 2.000%, 3.33%, 03/07/2024	597,597

			971,470

		Real Estate - 0.1%
	455,342	DTZ U.S. Borrower LLC 3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	457,832

		Real Estate Investment Trusts - 0.1%
EUR	208,950	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	244,444
$	261,025	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	262,377

			506,821

		Retail - 0.3%
	262,360	Albertsons LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	253,804
	110,952	B&G Foods, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 11/02/2022	111,542
	124,115	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 3.53%, 02/16/2024	124,239
	300,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	291,063
	241,832	Coty, Inc. 1 mo. USD LIBOR + 2.500%, 3.73%, 10/27/2022	241,078
	127,725	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	128,435
	317,004	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/30/2023	317,083
	183,155	Pizza Hut Holdings LLC 1 mo. USD LIBOR + 2.000%, 3.24%, 06/16/2023	184,254
	130,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	122,167

			1,773,665

		Semiconductors - 0.0%
	144,614	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	145,231

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Software - 0.7%
$	165,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	$164,333
	248,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	250,063
	254,487	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	255,058
		First Data Corp.
	893,287	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	895,413
	412,475	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	414,096
	260,662	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	261,695
	229,178	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	230,324
	563,980	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	564,567
	18,702	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	18,760
	126,298	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	126,693
	214,193	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	215,331
	209,475	Verint Systems, Inc. 3 mo. USD LIBOR + 2.250%, 3.56%, 06/29/2024	209,911
	488,813	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	493,965

			4,100,209

		Telecommunications - 0.3%
	500,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	501,695
	167,647	MaxLinear, Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 05/12/2024	168,276
	437,800	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	439,258
	225,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	224,809
	378,004	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	376,586
	100,095	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	100,476

			1,811,100

The accompanying notes are an integral part of these financial statements.

115

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 4.9%(5) - (continued)
		Trucking & Leasing - 0.1%
$	299,250	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	$301,476

		Total Senior Floating Rate Interests (cost $28,401,366)	$28,512,188

U.S. GOVERNMENT AGENCIES - 0.0%
		FNMA - 0.0%
$	577	FNMA 10.50%, 12/01/2018	$579

		Total U.S. Government Agencies (cost $584)	$579

U.S. GOVERNMENT SECURITIES - 86.9%
		U.S. Treasury Securities - 86.9%
		U.S. Treasury Bonds - 7.4%
$	35,820,545	U.S. Treasury Bonds 2.50%, 01/15/2029(4)	$43,147,907

			43,147,907

		U.S. Treasury Notes - 79.5%
	3,183,906	0.13%, 04/15/2018(4)(7)	3,183,533
	20,770,454	0.13%, 04/15/2019(4)	20,823,951
	4,272,952	0.13%, 04/15/2020(4)	4,287,950
	206,125,154	0.13%, 04/15/2021(4)	206,483,457
	39,575,440	0.13%, 01/15/2023(4)	39,407,476
	65,215,310	0.13%, 07/15/2024(4)	64,447,195
	9,514,886	0.25%, 01/15/2025(4)	9,408,990
	42,764,938	0.38%, 07/15/2025(4)	42,717,810
	73,900,209	0.63%, 01/15/2024(4)	75,292,101

			466,052,463

			509,200,370

		Total U.S. Government Securities (cost $509,336,380)	$509,200,370

		Total Long-Term Investments (cost $569,264,685)	$570,689,679

SHORT-TERM INVESTMENTS - 2.9%
	Other Investment Pools & Funds - 2.7%
15,952,371	Fidelity Institutional Government Fund, Institutional Class On behalf		$15,952,371

	U.S. Treasury Bills - 0.2%
	FHLB - 0.2%
1,000,000	U.S. Treasury Bills 1.02%, 12/28/2017(8)(9)		998,385

	Total Short-Term Investments (cost $16,950,756)		$16,950,756

	Total Investments (cost $586,215,441)	100.3%	$587,640,435
	Other Assets and Liabilities	(0.3)%	(1,639,609)

	Total Net Assets	100.0%	$586,000,826

The accompanying notes are an integral part of these financial statements.

116

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	The principal amount for these securities is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(5)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(6)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(9)	The rate shown represents current yield to maturity.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	57	12/15/2017	$5,621,206	$39,002
U.S. 10-Year Ultra Future	100	12/19/2017	13,392,188	(278,417)
U.S. Treasury 10-Year Note Future	212	12/19/2017	26,486,750	(323,301)
U.S. Treasury 2-Year Note Future	68	12/29/2017	14,644,438	(59,702)

Total				$(622,418)

Short position contracts:
Euro-Bund Future	34	12/07/2017	$6,445,695	$(33,280)
Long Gilt Future	80	12/27/2017	13,210,311	274,603
U.S. Treasury 5-Year Note Future	154	12/29/2017	18,046,875	104,392

Total				$345,715

Total futures contracts				$(276,703)

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CMBX.NA.AAA.6	GSC	USD	19,438,522	0.50%	05/11/63	Monthly	$—	$(15,520)	$111,425	$126,945

Total traded indices							$—	$(15,520)	$111,425	$126,945

Total OTC contracts							$—	$(15,520)	$111,425	$126,945

The accompanying notes are an integral part of these financial statements.

117

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
BCLY	2.29% Fixed	CPURNSA	USD	29,572,000	01/15/22	At maturity	$—	$—	$(378,188)	$(378,188)
BOA	2.10% Fixed	CPURNSA	USD	21,160,000	07/15/27	At maturity	—	—	(83,662)	(83,662)
BOA	2.12% Fixed	CPURNSA	USD	9,480,000	01/15/24	At maturity	—	—	(78,784)	(78,784)

Total							$—	$—	$(540,634)	$(540,634)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value †	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	0.93% Fixed	USD	13,439,000	08/22/24	Annual	$—	$—	$860,897	$860,897
12M Federal Funds Rate	1.03% Fixed	USD	9,012,000	09/06/26	Annual	—	—	723,669	723,669
12M Federal Funds Rate	1.00% Fixed	USD	3,322,000	09/29/26	Annual	89,737	—	278,008	188,271

Total						$89,737	$—	$1,862,574	$1,772,837

Bond Forward Contracts Outstanding at October 31, 2017
Counterparty	Reference Obligation	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
BOA	U.S. Treasury Bonds, 0.13%, 04/15/2020, 0.13%, 04/15/2020	USD	$7,060,326	06/22/2017	$9,049
BOA	U.S. Treasury Bonds, 0.13%, 07/15/2024, 0.13%, 07/15/2024	USD	12,051,607	06/22/2017	53,267
BOA	U.S. Treasury Bonds, 0.63%, 01/15/2024, 0.63%, 01/15/2024	USD	2,783,656	06/22/2017	11,433
BOA	U.S. Treasury Bonds, 0.63%, 01/15/2026, 0.63%, 01/15/2026	USD	17,613,109	07/01/2017	82,665
BOA	U.S. Treasury Bonds, 2.38%, 01/15/2025, 2.38%, 01/15/2025	USD	25,188,623	06/22/2017	38,381

Total					$194,795

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
11,735,000	AUD	8,962,724	USD	BCLY	11/30/17	$15,723	$—
10,184,000	CAD	7,890,965	USD	DEUT	11/30/17	4,956	—
7,524,125	USD	23,859,000	BRL	MSC	12/20/17	276,848	—
5,791,840	USD	5,727,000	CHF	DEUT	11/30/17	39,703	—
1,534,108	USD	4,536,740,000	COP	CBK	12/20/17	49,912	—
10,080,094	USD	8,522,000	EUR	DEUT	11/30/17	136,799	—
9,664,268	USD	7,374,000	GBP	SSG	11/30/17	—	(138,063)
8,507,048	USD	967,527,000	JPY	BCLY	11/30/17	—	(13,193)
3,630,430	USD	211,763,000	RUB	GSC	12/20/17	42,793	—
3,426,322	USD	113,132,000	THB	JPM	12/20/17	20,202	—
1,440,882	USD	19,012,000	ZAR	BCLY	12/20/17	107,960	—

Total						$694,896	$(151,256)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

118

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
COP	Colombian Peso
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
RUB	Russian Ruble
THB	Thai Baht
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
CMT	Constant Maturity Treasury

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
FNMA	Federal National Mortgage Association
OTC	Over-the-Counter

The accompanying notes are an integral part of these financial statements.

119

The Hartford Inflation Plus Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$14,152,643	$—	$14,152,643	$—
Foreign Government Obligations	18,823,899	—	18,823,899	—
Senior Floating Rate Interests	28,512,188	—	28,512,188	—
U.S. Government Agencies	579	—	579	—
U.S. Government Securities	509,200,370	—	509,200,370	—
Short-Term Investments	16,950,756	15,952,371	998,385	—
Bond Forward Contracts(2)	194,795	—	194,795	—
Foreign Currency Contracts(2)	694,896	—	694,896	—
Futures Contracts(2)	417,997	417,997	—	—
Swaps-Credit Default(2)	126,945	—	126,945	—
Swaps-Interest Rate(2)	1,772,837	—	1,772,837	—

Total	$590,847,905	$16,370,368	$574,477,537	$—

Liabilities
Foreign Currency Contracts(2)	$(151,256)	$—	$(151,256)	$—
Futures Contracts(2)	(694,700)	(694,700)	—	—
Swaps-Interest Rate(2)	(540,634)	—	(540,634)	—

Total	$(1,386,590)	$(694,700)	$(691,890)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

120

Hartford Municipal Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9%
		Alabama - 1.7%
$	145,000	Alabama 21st Century Auth Rev 5.00%, 06/01/2021	$160,380
	200,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	240,172

			400,552

		Alaska - 0.5%
	100,000	CIVICVentures, AK, Rev 5.00%, 09/01/2023	115,477

		Arizona - 1.0%
	200,000	Salt Verde Financial Corp., AZ, Rev 5.00%, 12/01/2037	243,656

		California - 7.8%
	250,000	Abag Finance Auth for Nonprofit Corps., CA, Rev 6.00%, 08/01/2030	289,405
	170,000	Alameda Corridor, CA, Transportation Auth Rev 0.00%, 10/01/2018(1)	166,605
	160,000	California County Tobacco Securitization Agency 5.00%, 06/01/2020	173,739
	250,000	California Health Facs Finance Auth Rev 5.88%, 07/01/2025	269,755
	45,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	51,780
	150,000	Inglewood, CA, Redevelopment Agency 5.00%, 05/01/2027	184,663
	90,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	97,542
		Orange County, CA, Community Facs Dist
	100,000	5.00%, 08/15/2023	115,425
	150,000	5.00%, 08/15/2033	169,916
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,000
	100,000	San Bernardino City, CA, Unified School Dist. 0.00%, 08/01/2027(1)	76,186
	255,000	San Joaquin Hills, CA, Transportation Corridor Agency 0.00%, 01/15/2025(1)	206,800

			1,811,816

		Colorado - 1.5%
	150,000	Denver Convention Center Hotel, CO, Auth Rev 5.00%, 12/01/2040	167,988
		E-470 Public Highway, CO, Auth Rev
	45,000	1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(2)	45,666
	25,000	5.00%, 09/01/2019	26,682
	100,000	Park Creek, CO, Metropolitan Dist Rev 5.00%, 12/01/2023	114,810

			355,146

		Connecticut - 2.0%
	50,000	City of Hartford, CT, GO 5.00%, 07/01/2027	55,498
	100,000	Connecticut State Health & Educational Facs Auth 3.25%, 09/01/2021(3)	100,179
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2025	299,830

			455,507

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		District of Columbia - 3.0%
		Dist of Columbia, GO
$	300,000	5.00%, 06/01/2025	$365,838
	150,000	5.00%, 06/01/2032	174,500
	150,000	5.00%, 07/01/2042	157,617

			697,955

		Florida - 4.2%
	200,000	City of Jacksonville, FL 5.00%, 10/01/2030	225,150
	200,000	City of Port State Lucie, FL 4.00%, 07/01/2027	216,422
		Lee County, FL, Airport Rev
	125,000	5.00%, 10/01/2032	146,039
	100,000	5.00%, 10/01/2033	116,443
		Miami-Dade County, FL, Aviation Rev
	15,000	5.00%, 10/01/2029	17,455
	15,000	5.00%, 10/01/2031	17,316
	20,000	5.00%, 10/01/2032	22,981
	20,000	5.00%, 10/01/2033	22,874
	65,000	Miami-Dade County, FL, Seaport Department Rev 5.00%, 10/01/2023	74,845
	100,000	Orange County, FL, Health Facs Auth 5.00%, 08/01/2031	112,045

			971,570

		Georgia - 1.5%
	70,000	Burke County, GA, DA Rev 2.35%, 10/01/2032(2)(4)	70,629
	40,000	Georgia Housing & Finance Auth Rev 3.50%, 06/01/2039	42,093
	100,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(2)(4)	99,696
	125,000	Municipal Electric Auth, GA 5.00%, 11/01/2022	143,970

			356,388

		Illinois - 18.8%
	100,000	Chicago, IL, Board of Education 5.75%, 04/01/2035	115,565
	150,000	Chicago, IL, Metropolitan Water Reclamation Dist GO 5.25%, 12/01/2032	184,929
		Chicago, IL, Midway International Airport Rev
	100,000	5.00%, 01/01/2023	114,435
	250,000	5.00%, 01/01/2041	276,602
	100,000	Chicago, IL, O’Hare International Airport Rev 5.00%, 01/01/2029	116,873
	250,000	Chicago, IL, Park Dist, GO 5.00%, 01/01/2020	259,432
		Chicago, IL, Transit Auth Rev
	75,000	5.00%, 06/01/2020	81,500
	160,000	5.25%, 12/01/2024	178,877
	250,000	City of Chicago, IL, GO 5.00%, 01/01/2026	273,900
	105,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2018	108,869
		Cook County, IL, Community High School Dist No. 212 Leyden
	105,000	5.00%, 12/01/2027	120,905
	170,000	5.00%, 12/01/2030	192,698

The accompanying notes are an integral part of these financial statements.

121

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Illinois - 18.8% - (continued)
$	105,000	Cook County, IL, GO 5.00%, 11/15/2028	$112,755
		Illinois State Finance Auth Rev
	90,000	4.50%, 05/15/2020	91,661
	15,000	5.00%, 07/01/2018	15,395
	150,000	5.00%, 11/15/2030	170,633
	150,000	5.00%, 02/15/2033	168,459
	245,000	5.00%, 08/15/2035	266,535
	150,000	5.00%, 10/01/2041	170,169
		Illinois State, GO
	50,000	5.00%, 02/01/2027	54,639
	250,000	5.00%, 05/01/2029	267,425
	105,000	5.00%, 11/01/2029(5)	114,382
	150,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2035	171,201
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2023	115,230
	150,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2024	175,340
	125,000	Metropolitan Pier & Exposition Auth, IL 0.00%, 06/15/2020(1)	117,306
		Regional Transportation, IL, Auth Rev
	80,000	5.00%, 06/01/2026	93,438
	125,000	6.25%, 07/01/2022	149,588
	90,000	University of Illinois, IL, Auxiliary Facs Rev 5.00%, 04/01/2024	102,105

			4,380,846

		Indiana - 1.0%
	115,000	Indiana Municipal Power Agency 5.00%, 01/01/2033(5)	136,504
	85,000	Indianapolis, IN, Airport Auth Rev 4.75%, 01/01/2030	88,563

			225,067

		Louisiana - 3.1%
		Louisiana State Local Gov’t Environmental Facs & Community DA Rev
	100,000	5.75%, 11/15/2030	110,478
	100,000	6.00%, 11/15/2030	112,531
		Louisiana State Public Facs Auth Rev
	100,000	5.00%, 05/15/2035	113,276
	100,000	5.00%, 05/15/2047	110,132
	40,000	6.38%, 05/15/2031	46,978
	200,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2038	228,730

			722,125

		Massachusetts - 1.8%
	100,000	Commonwealth of Massachusetts, GO 4.00%, 09/01/2034	107,946
	100,000	Massachusetts Health & Educational Facs Auth 5.00%, 07/01/2039	105,178
	200,000	Massachusetts State PA 4.00%, 07/01/2046	206,202

			419,326

		Michigan - 2.8%
	150,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2046	168,952

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Michigan - 2.8% - (continued)
		Michigan Finance Auth
$	150,000	5.00%, 04/01/2019	$156,669
	100,000	5.00%, 07/01/2035	111,138
	100,000	5.00%, 05/15/2038	111,489
	50,000	State of Michigan 5.00%, 03/15/2027	61,131
	35,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	41,281

			650,660

		Minnesota - 1.3%
	20,000	Duluth, MN, ISD, No. 709 4.00%, 02/01/2027	22,238
	100,000	Minneapolis-St Paul, MN, Metropolitan Airports Commission 5.00%, 01/01/2031	116,965
	100,000	Rochester, MN, Healthcare & Housing Rev Facs 4.00%, 12/01/2019	102,775
	50,000	Saint Paul, MN, Housing & Redevelopment Auth 5.25%, 11/15/2028	54,077

			296,055

		Missouri - 1.2%
	100,000	Kirkwood, MO, IDA 5.25%, 05/15/2032	106,962
	150,000	Saint Louis, MO, Airport Rev. 5.00%, 07/01/2042	172,959

			279,921

		Montana - 0.7%
	150,000	Montana Facs Finance Auth 5.00%, 02/15/2033	172,347

		Nebraska - 0.5%
	100,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	114,745

		Nevada - 0.4%
	90,000	Clark County, NV 2.25%, 12/01/2019	90,036

		New Jersey - 2.8%
	50,000	City of Atlantic, NJ, GO 5.00%, 03/01/2020	53,587
	205,000	City of Bayonne, NJ, GO 5.00%, 07/01/2034	232,886
	285,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	300,074
	50,000	New Jersey Health Care Facs Financing Auth Rev 5.25%, 07/01/2026	56,985

			643,532

		New York - 6.4%
	250,000	City of New York, NY, GO 5.00%, 12/01/2035	294,922
	100,000	Liberty Corp., NY, Development Goldman Sachs Headquarters 5.25%, 10/01/2035	127,784
	40,000	Long Island, NY, Power Auth 1 mo. USD LIBOR + 0.88%, 1.75%, 05/01/2033(2)	40,102
		Metropolitan Transportation Auth, NY, Rev
	100,000	5.25%, 11/15/2036	120,859
	70,000	5.25%, 11/15/2040	77,476

The accompanying notes are an integral part of these financial statements.

122

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		New York - 6.4% - (continued)
$	100,000	New York City Water & Sewer System 5.00%, 06/15/2043	$111,237
	130,000	New York City, NY, Transitional Finance Auth 5.00%, 11/01/2038	150,189
	150,000	New York State Dormitory Auth Rev 5.00%, 03/15/2031	180,313
		New York Transportation Development Corp. Rev
	75,000	5.00%, 08/01/2018	76,630
	100,000	5.00%, 07/01/2046	109,340
	80,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2020	79,049
	100,000	TSASC, Inc., NY 5.00%, 06/01/2023	114,684

			1,482,585

		North Carolina - 0.1%
	25,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	30,942

		Ohio - 3.4%
	200,000	American Municipal Power, Inc., OH 4.00%, 02/15/2036	209,036
		Buckeye, OH, Tobacco Settlement Finance Auth
	250,000	6.00%, 06/01/2042	237,503
	150,000	6.50%, 06/01/2047	149,403
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	68,107
	55,000	5.00%, 01/01/2023	63,699
	70,000	County of Montgomery, OH 5.00%, 05/01/2039	72,574

			800,322

		Oregon - 0.5%
	95,000	Washington County, OR, School Dist No. 48, GO 0.00%, 06/15/2035(1)	107,880

		Pennsylvania - 6.3%
	100,000	Delaware River, PA, JT Toll Bridge Commission 5.00%, 07/01/2047	115,036
	90,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	108,825
	100,000	Lancaster County, PA, Hospital Auth 5.13%, 07/01/2037	109,442
	100,000	Montgomery County, PA, IDA Rev 5.00%, 12/01/2025	114,641
	150,000	Pennsylvania Higher Educational Facs Auth Rev 5.00%, 05/01/2025	178,883
		Pennsylvania Turnpike Commission Rev MUNIPSA + 0.98%,
	250,000	1.90%, 12/01/2021(2)	253,757
	150,000	5.00%, 12/01/2025	180,688
	90,000	5.00%, 12/01/2031	105,082
	115,000	Philadelphia, PA, School Dist GO 5.00%, 09/01/2019	121,659
	150,000	Reading, PA, School Dist GO 5.00%, 03/01/2025	177,617

			1,465,630

		Puerto Rico - 0.7%
		Commonwealth of Puerto Rico, GO
	40,000	5.50%, 07/01/2019	41,117
	200,000	6.00%, 07/01/2039 *	58,500
	100,000	8.00%, 07/01/2035 *	29,750

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Puerto Rico - 0.7% - (continued)
		Puerto Rico Electric Power Auth
$	25,000	5.00%, 07/01/2019	$25,498
	5,000	5.25%, 07/01/2019	5,120

			159,985

		Rhode Island - 1.0%
	80,000	Rhode Island Health & Educational Bldg Corp. 5.00%, 05/15/2028	94,346
	140,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	143,509

			237,855

		South Carolina - 0.5%
		South Carolina State Public Service Auth
	50,000	5.00%, 12/01/2031	56,676
	50,000	5.00%, 12/01/2034	56,132

			112,808

		Tennessee - 1.8%
	150,000	Shelby County, TN, Health Educational & Housing Facs Board Rev 5.00%, 09/01/2025	166,481
	240,000	Tennessee Housing Development Agency Rev 3.50%, 01/01/2047	253,608

			420,089

		Texas - 12.8%
		Arlington, TX, Higher Education Finance Corp. Rev
	150,000	4.00%, 08/15/2030	163,563
	250,000	5.00%, 02/15/2027	305,675
	250,000	Central Texas Turnpike System Rev 5.00%, 08/15/2042	277,403
	200,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2031	227,784
	250,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	298,822
	250,000	Dallas/Fort Worth, TX, International Airport Rev 5.00%, 11/01/2043	270,045
	150,000	El Paso, TX, ISD GO 5.00%, 08/15/2027	183,383
	100,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	110,130
	75,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2023	85,691
	150,000	Lower Colorado River, TX, Auth Rev 5.00%, 05/15/2040	170,967
	100,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	107,104
	185,000	North Texas Tollway Auth Rev 6.25%, 01/01/2039	195,688
	180,000	Northside, TX, ISD GO 1.65%, 08/01/2045(2)(4)	180,734
	100,000	Tarrant County, TX, Cultural Education Facs Finance Corp. 4.50%, 11/15/2021	99,597
	250,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2025	294,995

			2,971,581

The accompanying notes are an integral part of these financial statements.

123

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 95.9% - (continued)
		Virginia - 1.1%
$	150,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2046	$168,113
	90,000	Wise County, VA, IDA Rev 1.88%, 11/01/2040(2)(4)	90,942

			259,055

		Washington - 3.3%
	250,000	King County, WA, GO 4.00%, 07/01/2030	280,185
	300,000	State of Washington, GO 5.00%, 08/01/2032	358,068
	115,000	Washington State Health Care Facs Auth Rev 5.00%, 01/01/2026	136,822

			775,075

		Wisconsin - 0.4%
	100,000	Public Finance Auth, WI 5.00%, 05/15/2019(3)	104,252

		Total Municipal Bonds (cost $21,909,699)	$22,330,786

		Total Long-Term Investments (cost $21,909,699)	$22,330,786

SHORT-TERM INVESTMENTS - 4.0%
		Other Investment Pools & Funds - 4.0%
	919,658	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(6)	$919,658

		Total Short-Term Investments (cost $919,658)	$919,658

Total Investments (cost $22,829,357)	99.9%	$23,250,444
Other Assets and Liabilities	0.1%	22,711

Total Net Assets	100.0%	$23,273,155

The accompanying notes are an integral part of these financial statements.

124

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Security is a zero-coupon bond.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $204,431, which represented 0.9% of total net assets.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $252,180 at October 31, 2017.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

125

Hartford Municipal Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$22,330,786	$—	$22,330,786	$—
Short-Term Investments	919,658	919,658	—	—

Total	$23,250,444	$919,658	$22,330,786	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

126

The Hartford Municipal Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3%
		Alabama - 0.7%
		Alabama Federal Aid Highway Finance Auth
$	1,615,000	5.00%, 09/01/2026	$1,879,052
	980,000	5.00%, 09/01/2034	1,175,314
	1,415,000	Birmingham, AL, Water Works Board Water Rev 5.00%, 01/01/2029	1,699,217

			4,753,583

		Alaska - 0.3%
	2,000,000	CIVICVentures, AK, Rev 5.00%, 09/01/2025	2,351,960

		Arizona - 0.9%
	1,380,000	Pima County, AZ, IDA Education Rev, Legacy Traditional Charter School 8.50%, 07/01/2039	1,531,041
	3,000,000	Salt River, AZ, Agricultural Improvement 5.00%, 12/01/2027	3,420,450
	855,000	Salt Verde Financial Corp., AZ 5.25%, 12/01/2020	944,621

			5,896,112

		California - 9.5%
		Alameda Corridor, CA, Transportation Auth
	600,000	5.00%, 10/01/2024	710,574
	500,000	5.00%, 10/01/2025	596,760
	800,000	California County Tobacco Securitization Agency 4.00%, 06/01/2018	812,256
	1,050,000	California County, CA, Tobacco Securitization 5.00%, 06/01/2022	1,191,634
	1,000,000	California State Communities DA Rev 5.63%, 10/01/2032	1,084,800
		California State Health Facs
	750,000	5.00%, 02/01/2029	900,292
	1,500,000	6.00%, 07/01/2029	1,621,605
	1,000,000	California State Public Works Board, Correctional Facs Improvement 6.00%, 03/01/2035	1,112,180
	2,000,000	California State Public Works Board, Lease Rev 5.25%, 10/01/2023	2,303,800
	2,000,000	California State Public Works Board, State University Trustees 6.25%, 04/01/2034	2,147,020
	2,000,000	California State, GO 5.00%, 08/01/2029	2,425,600
	910,000	Elk Grove, CA, Finance Auth Special Tax 5.00%, 09/01/2032	1,047,101
	4,705,000	Golden State, CA, Tobacco Securitization Corp. 5.75%, 06/01/2047	4,704,859
		Hemet, CA, USD Finance Auth Special Tax
	1,440,000	5.00%, 09/01/2030	1,623,154
	535,000	5.00%, 09/01/2031	600,431
		Inglewood, CA, Redevelopment Agency
	800,000	5.00%, 05/01/2028	972,680
	800,000	5.00%, 05/01/2029	965,144
	5,225,000	Long Beach, CA, Finance Auth Natural Gas 1 mo. USD LIBOR + 1.45%, 2.33%, 11/15/2027(1)	4,993,794
	3,600,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	3,901,680

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		California - 9.5% - (continued)
$	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	$1,096,940
		Orange County, CA, Community Facs Dist, Special Tax
	1,000,000	5.00%, 08/15/2034	1,115,840
	1,000,000	5.00%, 08/15/2036	1,112,560
	2,500,000	5.00%, 08/15/2041	2,789,425
	480,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	480,000
	500,000	Port of Oakland, CA 5.00%, 05/01/2023	571,845
	1,000,000	Rancho Cucamonga, CA, Redevelopment Agency Tax Allocation 5.00%, 09/01/2029	1,167,670
	1,150,000	San Bernardino, CA, USD GO 5.00%, 08/01/2021	1,304,652
	1,000,000	San Buenaventura, CA, Community Memorial Health System 7.50%, 12/01/2041	1,162,400
	3,000,000	San Diego, CA, Redevelopment Agency Tax Allocation 7.00%, 11/01/2039	3,349,350
		San Diego, CA, USD GO
	805,000	4.00%, 07/01/2034	871,767
	865,000	4.00%, 07/01/2035	931,787
	875,000	San Joaquin Hills, CA, Transportation Auth 5.00%, 01/15/2029	1,004,666
		San Jose, CA, Redevelopment Agency
	2,575,000	5.00%, 08/01/2022	2,583,523
	500,000	6.50%, 08/01/2023	520,105
		San Mateo, CA, Joint Powers Finance Auth
	1,250,000	5.00%, 06/15/2029	1,477,987
	1,250,000	5.00%, 06/15/2030	1,471,212
	1,335,000	Santa Cruz County, CA, Redevelopment Agency 6.63%, 09/01/2029	1,467,512
		Santa Margarita, CA, Water Dist Special Tax
	500,000	4.25%, 09/01/2021	532,700
	500,000	5.00%, 09/01/2022	549,120
	500,000	5.00%, 09/01/2023	554,800
	1,095,000	5.00%, 09/01/2028	1,243,055
	1,500,000	Stockton, CA, Redevelopment Agency 5.00%, 09/01/2029	1,774,575
		Tustin, CA, Community Facs Dist, Special Tax
	775,000	5.00%, 09/01/2020	849,431
	600,000	5.00%, 09/01/2021	675,012

			64,373,298

		Colorado - 1.4%
	1,330,000	Colorado Health Facs Auth Rev 1 mo. USD LIBOR + 1.25%, 2.09%, 10/01/2039(1)	1,336,810
	3,610,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2027	4,258,681
	1,510,000	E-470 Public Highway, CO, Auth Rev 1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(1)	1,532,363
	2,000,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2029	2,234,880

			9,362,734

The accompanying notes are an integral part of these financial statements.

127

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Connecticut - 3.0%
$	5,000,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	$5,918,050
	1,500,000	City of New Britain, CT, GO 5.00%, 03/01/2031	1,755,840
	2,600,000	City of New Haven, CT, GO 5.00%, 08/01/2024	3,004,664
		Connecticut Housing Finance Auth
	660,000	4.00%, 11/15/2044	694,366
	1,790,000	4.00%, 11/15/2045	1,932,842
	700,000	Connecticut State Health & Educational Facs Auth 2.88%, 09/01/2020(2)	700,203
	2,500,000	Connecticut State, GO 5.00%, 04/15/2029	2,926,800
		Town of Hamden, CT, GO
	1,000,000	4.00%, 08/15/2018	1,019,760
	2,065,000	5.00%, 08/15/2025	2,471,702

			20,424,227

		District of Columbia - 0.2%
		Dist of Columbia Rev
	735,000	5.00%, 07/01/2032	791,558
	270,000	5.00%, 07/01/2037	286,338

			1,077,896

		Florida - 4.3%
		City of Port State Lucie, FL
	2,410,000	4.00%, 07/01/2028	2,588,774
	2,415,000	4.00%, 07/01/2029	2,573,279
		Collier County, FL, IDA
	200,000	6.25%, 05/15/2035(2)	200,708
	500,000	7.00%, 05/15/2024(2)	550,190
	1,885,000	Florida Village Community Development Dist No. 8 6.38%, 05/01/2038	1,919,835
	1,040,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,174,888
	1,750,000	Lakeland, FL, Retirement Community Rev 6.38%, 01/01/2043	1,800,522
	500,000	Magnolia Creek, FL, Community Development Dist Capital Improvement 5.90%, 05/01/2039 *	105,000
	1,000,000	Miami Beach, FL, Redevelopment Agency 5.00%, 02/01/2026	1,174,690
		Miami-Dade County, FL, Aviation Rev
	1,000,000	5.00%, 10/01/2024	1,142,240
	2,500,000	5.00%, 10/01/2026	2,835,525
	200,000	5.00%, 10/01/2035	218,742
	3,000,000	Miami-Dade County, FL, GO 5.00%, 07/01/2032	3,495,000
	2,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	2,399,280
		Orange County, FL, Health Facs Auth
	1,190,000	5.00%, 08/01/2024	1,382,435
	1,280,000	5.00%, 08/01/2025	1,483,558
	1,350,000	5.00%, 08/01/2026	1,555,996
	1,000,000	Palm Beach County, FL, Health Facs Auth 6.75%, 06/01/2024	1,198,750
	245,000	Village, FL, Community Development Dist No. 11 3.25%, 05/01/2019	249,236

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Florida - 4.3% - (continued)
$	775,000	Volusia County, FL, School Board 5.00%, 08/01/2025	$924,281

			28,972,929

		Georgia - 1.9%
	2,860,000	Burke County, GA, DA Rev 2.35%, 10/01/2032(1)(3)	2,885,683
	1,500,000	Dekalb Newton and Gwinnett Counties, GA, Joint DA 6.00%, 07/01/2034	1,619,535
	1,500,000	Marietta, GA, DA Life University, Inc. Proj 7.00%, 06/15/2030	1,554,465
	2,650,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(1)(3)	2,641,944
		Municipal Electric Auth, GA
	1,000,000	5.00%, 11/01/2022	1,151,760
	1,075,000	5.00%, 01/01/2024	1,232,444
	1,825,000	5.00%, 01/01/2028	2,162,753

			13,248,584

		Hawaii - 0.2%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,146,910

		Illinois - 16.3%
	745,000	Aurora, IL, Tax Increment Rev 6.75%, 12/30/2027	766,255
	2,000,000	Chicago O'Hare International Airport 5.00%, 01/01/2034	2,332,280
	1,255,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	1,298,235
	1,510,000	Chicago, IL, Board of Education, GO 5.00%, 12/01/2042	1,490,808
	565,000	Chicago, IL, Board of Education, Special Tax 6.00%, 04/01/2046	662,095
		Chicago, IL, Metropolitan Water Reclamation Dist GO
	3,500,000	5.00%, 12/01/2027	4,209,975
	2,530,000	5.00%, 12/01/2031	2,814,397
	1,700,000	5.25%, 12/01/2032	2,095,862
		Chicago, IL, Midway International Airport
	500,000	5.00%, 01/01/2021	550,930
	1,420,000	5.00%, 01/01/2031	1,631,992
		Chicago, IL, O'Hare International Airport
	650,000	5.00%, 01/01/2029	767,202
	2,545,000	5.00%, 01/01/2030	2,958,053
		Chicago, IL, Park Dist, GO
	65,000	5.00%, 01/01/2019	67,384
	275,000	5.00%, 01/01/2020	285,376
		Chicago, IL, Transit Auth
	3,000,000	5.00%, 06/01/2020	3,250,470
	800,000	5.25%, 12/01/2027	880,904
	5,000,000	5.25%, 12/01/2028	5,483,300
		City of Chicago, IL, GO
	1,700,000	4.00%, 01/01/2018	1,704,233
	980,000	5.00%, 01/01/2021	1,052,197
	700,000	5.00%, 12/01/2023	738,563
	2,000,000	5.00%, 01/01/2024	2,199,860
		City of Chicago, IL, Wastewater Transmission Rev
	715,000	5.00%, 01/01/2028	805,555
	1,785,000	5.00%, 01/01/2029	2,000,092

The accompanying notes are an integral part of these financial statements.

128

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Illinois - 16.3% - (continued)
		City of Chicago, IL, Waterworks Rev
$	135,000	5.00%, 11/01/2023	$152,659
	1,000,000	5.00%, 11/01/2027	1,168,710
	1,020,000	5.00%, 11/01/2028	1,151,325
	3,465,000	Cook County, IL, Community Consolidated School Dist No. 15, GO 5.00%, 12/01/2024	4,107,827
		Cook County, IL, Community High School Dist No. 212 Leyden
	1,775,000	5.00%, 12/01/2026	2,058,787
	1,000,000	5.00%, 12/01/2034	1,117,910
		Cook County, IL, GO
	1,000,000	5.00%, 11/15/2026	1,157,260
	3,415,000	5.00%, 11/15/2027	3,987,354
	1,400,000	Illinois Finance Auth Rev, Art Institute of Chicago 6.00%, 03/01/2038	1,489,950
	3,000,000	Illinois Finance Auth Rev, Silver Cross Hospital and Medicine 5.50%, 08/15/2030	3,066,420
	4,000,000	Illinois Metropolitan Pier & Exposition Auth 0.00%, 12/15/2024(4)	3,202,000
		Illinois State Finance Auth Rev
	1,000,000	5.00%, 11/15/2023	1,165,970
	4,000,000	5.00%, 02/15/2027	4,658,120
	700,000	5.00%, 10/01/2028	834,113
	665,000	5.00%, 11/15/2028	768,673
	1,650,000	5.00%, 11/15/2031	1,865,473
	1,500,000	5.00%, 11/15/2033	1,680,855
	1,510,000	5.00%, 11/15/2034	1,686,730
	1,240,000	7.75%, 08/15/2034	1,383,059
		Illinois State, GO
	1,500,000	5.00%, 01/01/2022	1,564,905
	1,500,000	5.00%, 08/01/2025	1,600,935
	3,500,000	5.00%, 11/01/2025(5)	3,811,920
	985,000	5.00%, 02/01/2026	1,062,628
	1,200,000	5.00%, 02/01/2027	1,311,324
	3,120,000	5.00%, 11/01/2029(5)	3,398,772
	950,000	5.00%, 05/01/2033	1,005,556
	1,500,000	5.25%, 01/01/2021	1,604,370
	1,250,000	6.50%, 06/15/2022	1,398,375
		Kane Cook & DuPage Counties, IL, GO
	2,800,000	5.00%, 01/01/2031	3,190,628
	1,700,000	5.00%, 01/01/2034	1,929,891
	1,700,000	5.00%, 01/01/2035	1,940,278
		Kane McHenry Cook & DeKalb Counties, IL, USD GO
	1,250,000	5.00%, 01/01/2027	1,472,600
	2,000,000	5.00%, 01/01/2029	2,392,660
	1,665,000	Kendall Kane & Will County, IL, USD GO 5.00%, 02/01/2034	1,894,887
		Metropolitan Pier & Exposition Auth, IL
	1,120,000	0.00%, 06/15/2020(4)	1,051,064
	2,000,000	0.00%, 06/15/2027(4)	1,439,220
	1,650,000	5.00%, 12/15/2020	1,773,007

			110,592,233

		Indiana - 2.0%
	2,000,000	City of Whiting, IN 5.00%, 03/01/2046(1)(3)	2,300,800
	2,000,000	Indiana Municipal Power Agency 5.00%, 01/01/2031(5)	2,399,160

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Indiana - 2.0% - (continued)
$	1,050,000	5.00%, 01/01/2032(5)	$1,252,419
	180,000	5.00%, 01/01/2034(5)	212,449
	1,000,000	Indiana State Finance Auth Hospital Rev 5.00%, 12/01/2029	1,162,680
	1,625,000	Indiana State Finance Auth Rev 5.00%, 03/01/2023	1,811,907
	1,000,000	Indianapolis, IN, Airport Auth Rev 5.00%, 01/01/2029	1,133,400
	1,000,000	Indianapolis, IN, Local Public Improvement Bond Bank 5.00%, 01/01/2031	1,159,830
	775,000	Richmond, IN, Hospital Auth Rev 5.00%, 01/01/2035	863,792
	1,000,000	Whiting, IN, Environmental Facs Rev 1.85%, 06/01/2044(1)(3)	1,005,820

			13,302,257

		Kansas - 0.4%
		Wyandotte County-Kansas City, KS
	1,000,000	5.00%, 09/01/2025	1,182,210
	1,390,000	5.00%, 09/01/2028	1,650,917

			2,833,127

		Kentucky - 0.2%
	1,515,000	Louisville & Jefferson County, KY, Metropolitan Gov't Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,682,786

		Louisiana - 2.5%
		City of Shreveport, LA, Water & Sewer Rev
	2,000,000	5.00%, 12/01/2027	2,394,460
	1,000,000	5.00%, 12/01/2035	1,170,950
	800,000	5.00%, 12/01/2036	933,728
		Louisiana State Local Gov't Environmental Facs & Community DA Rev
	975,000	5.75%, 11/15/2030	1,077,161
	1,750,000	6.00%, 11/15/2035	1,936,532
	4,000,000	Louisiana State, GO 5.00%, 12/01/2031	4,642,360
	155,000	Louisiana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	156,207
		New Orleans, LA, Aviation Board
	560,000	5.00%, 01/01/2026	669,178
	375,000	5.00%, 01/01/2027	453,394
	750,000	5.00%, 01/01/2034	848,085
	2,500,000	6.00%, 01/01/2023	2,640,925

			16,922,980

		Maryland - 0.4%
	395,000	Howard, MD, Special Obligation 4.00%, 02/15/2028(2)	407,360
	480,000	Maryland Econ Development Corp. 4.00%, 06/01/2020	512,150
	1,570,000	Rockville, MD, Mayor 3.00%, 11/01/2025(5)	1,572,245

			2,491,755

		Massachusetts - 1.9%
	6,915,000	Commonwealth of Massachusetts, GO 1 mo. USD LIBOR + 0.46%, 1.34%, 11/01/2020(1)	6,950,267

The accompanying notes are an integral part of these financial statements.

129

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Massachusetts - 1.9% - (continued)
		Massachusetts State Development Finance Agency
$	165,000	4.00%, 07/15/2036	$180,193
	1,200,000	5.00%, 01/01/2019	1,250,138
	1,000,000	5.00%, 07/01/2029	1,154,030
	2,000,000	5.00%, 07/01/2030	2,294,880
	1,200,000	8.00%, 04/15/2031	1,354,272

			13,183,780

		Michigan - 3.4%
	4,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	4,713,120
		Michigan Finance Auth
	1,000,000	5.00%, 07/01/2018	1,022,810
	2,165,000	5.00%, 04/01/2020	2,322,590
	665,000	5.00%, 07/01/2027	759,836
	665,000	5.00%, 07/01/2028	754,941
	650,000	5.00%, 07/01/2029	738,010
	2,700,000	5.00%, 10/01/2030	3,063,690
	2,555,000	5.00%, 06/01/2033	2,906,083
	1,000,000	5.00%, 06/01/2034	1,133,540
	735,000	Michigan State Building Auth 5.00%, 04/15/2027	892,746
	2,000,000	Royal Oak, MI, Hospital Finance Auth 8.25%, 09/01/2039	2,118,200
	2,190,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	2,557,884

			22,983,450

		Minnesota - 0.2%
	940,000	Duluth, MN, ISD, No. 709 4.00%, 02/01/2027	1,045,205
		Rochester, MN, Healthcare & Housing Rev Facs
	250,000	2.00%, 12/01/2018	248,648
	250,000	4.00%, 12/01/2019	256,937

			1,550,790

		Mississippi - 0.3%
	1,850,000	State of Mississippi 5.00%, 10/15/2029	2,191,917

		Missouri - 1.2%
	1,000,000	City of State Louis MO Airport Rev 5.00%, 07/01/2047	1,147,670
		Kirkwood, MO, IDA Retirement Community
	1,500,000	5.25%, 05/15/2042	1,575,735
	1,500,000	5.25%, 05/15/2050	1,566,315
	3,500,000	8.25%, 05/15/2045	4,103,925

			8,393,645

		Montana - 0.4%
	2,500,000	Montana Facs Finance Auth 5.00%, 02/15/2028	2,969,400

		Nevada - 0.7%
		Clark County, NV
	1,000,000	2.25%, 12/01/2019	1,000,400
	955,000	2.50%, 12/01/2018	959,355
	720,000	3.00%, 12/01/2017	720,655
		Las Vegas, NV, Spl Impt Dist
	350,000	5.00%, 06/01/2027	369,236
	665,000	5.00%, 06/01/2029	693,735

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Nevada - 0.7% - (continued)
$	1,110,000	Nevada State Natural Resources GO 5.00%, 03/01/2026	$1,294,049

			5,037,430

		New Jersey - 3.6%
	250,000	City of Atlantic, NJ 5.00%, 03/01/2021	274,635
	225,000	City of Atlantic, NJ, GO 5.00%, 03/01/2022	252,266
	550,000	New Jersey Building Auth 4.00%, 06/15/2018	558,373
		New Jersey Economic Development Auth Rev, School Facilities Construction Bond
	500,000	5.00%, 06/15/2019	523,610
	500,000	5.00%, 06/15/2020	536,490
	2,855,000	New Jersey Health Care Facs Finance Auth 5.75%, 10/01/2031	3,046,656
		New Jersey State Econ DA
	250,000	4.00%, 07/15/2018	253,800
	660,000	4.88%, 09/15/2019	685,337
	2,000,000	New Jersey State Educational Finance Auth Rev, University of Medicine & Dentistry 7.50%, 12/01/2032	2,197,000
	5,000,000	New Jersey State Transportation Trust Fund Auth 0.00%, 12/15/2032(4)	2,800,800
		New Jersey Transportation Trust Fund Auth
	3,000,000	5.00%, 06/15/2018	3,058,800
	4,940,000	5.00%, 06/15/2021	5,058,264
	4,905,000	New Jersey, Tobacco Settlement Financing Corp. 4.50%, 06/01/2023	4,990,739

			24,236,770

		New Mexico - 0.5%
	3,000,000	Los Alamos County, NM, Tax Improvement Rev 5.88%, 06/01/2027	3,083,520

		New York - 8.5%
	4,000,000	City of New York, NY, GO 6.25%, 10/15/2028	4,196,792
	1,460,000	Long Island, NY, Power Auth 1 mo. USD LIBOR + 0.88%, 1.75%, 05/01/2033(1)	1,463,708
	1,540,000	New York City, Municipal Water Finance Auth Rev, Water And Sewer System 5.00%, 06/15/2032	1,861,475
	940,000	New York City, NY, Housing Development Corp. 4.50%, 02/15/2048	975,814
	1,000,000	New York City, NY, Transitional Finance Auth 5.00%, 07/15/2026	1,225,040
	2,100,000	New York Metropolitan Transportation Auth Rev 5.00%, 11/15/2020	2,329,236
	860,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	890,960
		New York State Dormitory Auth Rev
	1,670,000	5.00%, 03/15/2022	1,874,208
	2,000,000	5.00%, 12/15/2027	2,325,440
	1,000,000	5.00%, 03/15/2030	1,184,460
	6,305,000	5.00%, 03/15/2031	7,558,076
	1,300,000	5.00%, 12/01/2036(2)	1,413,360

The accompanying notes are an integral part of these financial statements.

130

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		New York - 8.5% - (continued)
$	860,000	New York State Energy Research & DA 2.38%, 07/01/2026(1)(3)	$879,445
	1,535,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(2)	1,696,774
		New York State Thruway Auth
	1,000,000	4.00%, 01/01/2037	1,040,970
	1,000,000	5.00%, 01/01/2019	1,044,490
	1,000,000	New York State Urban Development Corp. Rev 5.00%, 03/15/2026	1,165,850
		New York Transportation Development Corp. Rev
	1,825,000	5.00%, 08/01/2018	1,864,657
	3,150,000	5.00%, 07/01/2046	3,444,210
	1,145,000	Newburth, NY, GO 5.00%, 06/15/2019	1,210,379
	2,750,000	PA of New York and New Jersey 5.00%, 10/15/2025	3,247,777
	2,500,000	Sales Tax Asset Receivable Corp., NY 5.00%, 10/15/2029	3,004,325
	245,000	Syracuse, NY, IDA 5.00%, 01/01/2029	284,085
		Town of Oyster Bay, NY, GO
	285,000	2.50%, 03/01/2018	283,860
	125,000	2.50%, 03/01/2019	123,706
	615,000	2.63%, 03/01/2020	603,715
	500,000	3.00%, 03/01/2018	502,585
	100,000	3.00%, 08/15/2018	99,982
	205,000	3.00%, 08/15/2019	203,936
	175,000	3.00%, 08/15/2020	172,919
	50,000	3.75%, 12/01/2018	50,384
	275,000	5.00%, 02/15/2018	276,210
	95,000	5.00%, 03/15/2019	97,141
	2,340,000	5.00%, 08/15/2024	2,728,393
	1,555,000	TSASC, Inc., NY 5.00%, 06/01/2026	1,823,362
	940,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(2)(6)	858,897
	1,585,000	Ulster County, NY, IDA Kingston Regional Senior Living 6.00%, 09/15/2042	1,574,745
		Yonkers, NY, GO
	885,000	3.00%, 08/15/2019	912,895
	1,000,000	5.00%, 03/15/2021	1,118,060

			57,612,321

		North Carolina - 1.3%
	1,325,000	North Carolina Eastern Municipal Power 4.00%, 01/01/2020	1,404,871
	3,000,000	North Carolina Housing Finance Agency 4.00%, 07/01/2047	3,231,300
	1,555,000	North Carolina Medical Care Commission Retirement Finance Auth Rev, First Mortgage Galloway Ridge 5.88%, 01/01/2031	1,624,291
	1,175,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	1,454,262
	1,000,000	North Carolina State Medical Care Commission, Galloway Ridge, Inc. 6.00%, 01/01/2039	1,045,440

			8,760,164

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Ohio - 3.2%
$	2,000,000	Allen County, OH, Hospital Facs Rev 5.00%, 05/01/2023	$2,278,640
		Buckeye, OH, Tobacco Settlement Finance Auth
	4,000,000	5.88%, 06/01/2047	3,744,840
	6,680,000	6.00%, 06/01/2042	6,346,067
		City of Cleveland, OH, Airport System Rev
	1,165,000	5.00%, 01/01/2022	1,322,403
	1,060,000	5.00%, 01/01/2023	1,227,660
	345,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	428,728
	1,750,000	County of Montgomery, OH 5.00%, 05/01/2039	1,813,907
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,443,840
	2,275,000	Lancaster, OH, Gas Rev 1 mo. USD LIBOR + 0.60%, 1.43%, 02/01/2019(1)	2,278,253

			21,884,338

		Oregon - 1.6%
	8,200,000	Clackamas County, OR, School Dist No. 12, GO 0.01%, 06/15/2040(4)	3,206,036
	2,500,000	Oregon Health & Science University 4.00%, 07/01/2046	2,603,725
		Port of Portland, OR, Airport Rev
	1,000,000	5.00%, 07/01/2031	1,142,650
	750,000	5.00%, 07/01/2032	854,040
	2,885,000	Washington County, OR, School Dist No. 48, GO 0.00%, 06/15/2035(6)	3,276,148

			11,082,599

		Other U.S. Territories - 0.1%
	705,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	731,663

		Pennsylvania - 6.0%
	945,000	Allegheny County, PA 5.00%, 03/01/2019	992,628
	500,000	Allegheny County, PA, Hospital DA 5.38%, 08/15/2029	532,945
	925,000	Allegheny County, PA, IDA Charter School 6.75%, 08/15/2035	990,101
		Beaver County, PA, GO
	1,220,000	5.00%, 11/15/2020	1,338,633
	1,285,000	5.00%, 11/15/2021	1,442,785
	1,345,000	5.00%, 11/15/2022	1,537,389
	930,000	City of Philadelphia,PA,Water & Wastewater Rev 5.00%, 11/01/2029	1,122,659
	2,000,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2026	2,390,540
	750,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	895,140
	1,805,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	2,182,552
		Lancaster County, PA, Hospital Auth
	495,000	5.00%, 07/01/2024	554,375
	400,000	5.00%, 07/01/2025	448,288

The accompanying notes are an integral part of these financial statements.

131

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Pennsylvania - 6.0% - (continued)
$	2,410,000	Montgomery County, PA, IDA Rev 5.00%, 12/01/2046	$2,574,482
	2,250,000	Pennsylvania State IDA 5.00%, 07/01/2021	2,525,400
		Pennsylvania State Turnpike Commission Rev
	575,000	MUNIPSA + 0.88%, 1.80%, 12/01/2020(1)	580,572
	2,000,000	MUNIPSA + 0.90%, 1.82%, 12/01/2021(1)	2,024,520
	300,000	5.00%, 12/01/2027	358,104
	1,335,000	6.00%, 06/01/2028	1,373,128
		Pennsylvania Turnpike Commission
	1,000,000	5.00%, 12/01/2029	1,170,930
	1,590,000	5.00%, 12/01/2030	1,852,096
	2,000,000	5.00%, 12/01/2033	2,298,700
		Pennsylvania Turnpike Commission Rev
	925,000	MUNIPSA + 0.98%, 1.90%, 12/01/2021(1)	938,903
	755,000	5.00%, 12/01/2042	864,981
		Philadelphia, PA, Municipal Auth
	750,000	6.38%, 04/01/2029	805,012
	800,000	6.50%, 04/01/2034	860,080
		Philadelphia, PA, School Dist GO
	150,000	3.00%, 09/01/2019	153,306
	1,560,000	5.00%, 09/01/2022	1,753,003
	1,635,000	5.00%, 09/01/2023	1,863,050
		Pittsburgh, PA, School Dist GO
	1,575,000	5.00%, 09/01/2021	1,778,175
	750,000	5.00%, 09/01/2023	845,557
	350,000	Reading, PA, School Dist GO 5.00%, 03/01/2038	398,339
	1,000,000	Susquehanna, PA, Regional Airport Auth System Rev 5.00%, 01/01/2019	1,036,670

			40,483,043

		Puerto Rico - 0.9%
	1,355,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	1,392,832
	3,685,000	5.75%, 07/01/2038 *	1,077,863
	5,545,000	6.00%, 07/01/2039 *	1,621,912
	3,075,000	8.00%, 07/01/2035 *	914,813
	765,000	Puerto Rico Electric Power Auth 5.00%, 07/01/2019	780,246
	225,000	5.25%, 07/01/2019	230,382

			6,018,048

		Rhode Island - 1.2%
	1,415,000	Cranston, RI, GO 5.00%, 07/01/2019	1,501,117
	1,000,000	Rhode Island Commerce Corp. 5.00%, 06/15/2019	1,060,250
		Rhode Island Health & Educational Bldg Corp.
	1,900,000	5.00%, 05/15/2027	2,224,406
	1,490,000	5.00%, 05/15/2028	1,757,202
	1,500,000	Rhode Island State & Providence Plantations 4.00%, 10/01/2018	1,539,990

			8,082,965

		South Carolina - 0.6%
	1,987,000	Lancaster County, SC, Sun City Assessment 7.70%, 11/01/2017 *	417,270

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		South Carolina - 0.6% - (continued)
$	1,350,000	South Carolina State Public Service Auth 5.00%, 12/01/2031	$1,530,252
	1,625,000	5.00%, 12/01/2034	1,824,290

			3,771,812

		South Dakota - 0.8%
	2,815,000	South Dakota Housing DA 3.50%, 11/01/2046	2,994,991
	1,000,000	South Dakota State Education Enhancement 5.00%, 06/01/2026	1,103,120
	1,000,000	South Dakota State Health & Educational Facs Auth 5.00%, 11/01/2029	1,140,630

			5,238,741

		Tennessee - 1.4%
	1,000,000	Shelby County, TN, Health Educational & Housing Facs Board 5.00%, 09/01/2037	1,030,890
	1,320,000	Tennessee Housing Development Agency 3.50%, 01/01/2047	1,391,148
	2,305,000	Tennessee Housing Development Agency Rev 3.50%, 07/01/2045	2,417,161
	4,740,000	3.50%, 01/01/2047	5,008,758

			9,847,957

		Texas - 9.8%
	1,000,000	Arlington, TX, Higher Education Finance Corp. Rev 5.00%, 08/15/2027	1,181,110
		Austin, TX, Airport System Rev
	1,125,000	5.00%, 11/15/2028	1,327,275
	560,000	5.00%, 11/15/2030	653,856
	1,500,000	Brazos Harbor, TX, Industrial Development Corp. 5.90%, 05/01/2038(1)(3)	1,535,535
	790,000	City of Arlington, TX 5.00%, 02/15/2034	909,985
	500,000	Clifton, TX, Higher Education Finance Corp. 4.00%, 08/15/2031	543,990
	5,000,000	Dallas County, TX, Utility & Reclamation Dist, GO 5.00%, 02/15/2027	6,034,600
	1,500,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2028	1,800,750
	1,250,000	Dallas, TX, ISD GO 1.50%, 02/15/2034(1)(3)	1,253,900
	1,000,000	Denton, TX, ISD GO 0.00%, 08/15/2020(4)	969,360
		Harris County - Houston, TX
	2,500,000	5.00%, 11/15/2030	2,871,375
	250,000	5.00%, 11/15/2032	282,855
	350,000	5.00%, 11/15/2034	393,393
	2,165,000	Irving, TX, ISD GO 5.00%, 02/15/2027	2,636,472
	1,500,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2035	1,639,275
		New Hope, TX, Cultural Education Facs Finance Corp.
	700,000	1.85%, 11/01/2020	688,730
	1,000,000	3.25%, 11/15/2022	984,000
	2,375,000	5.00%, 11/01/2031	2,543,720
	1,000,000	5.00%, 11/01/2046	1,044,180

The accompanying notes are an integral part of these financial statements.

132

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Texas - 9.8% - (continued)
		North East Texas Regional Mobility Auth
$	1,200,000	5.00%, 01/01/2025	$1,409,376
	1,870,000	5.00%, 01/01/2026	2,216,268
		North Texas Tollway Auth Rev
	5,000,000	0.00%, 01/01/2032(4)	3,132,000
	1,200,000	5.00%, 01/01/2035	1,387,644
	1,250,000	6.10%, 01/01/2028	1,321,384
	1,985,000	San Antonio, TX, Airport System Rev 5.00%, 07/01/2023	2,249,819
		San Antonio, TX, Water Rev
	2,200,000	5.00%, 05/15/2026	2,600,950
	1,115,000	5.00%, 05/15/2031	1,329,013
	1,000,000	Spring Branch, TX, ISD GO 5.00%, 02/01/2026	1,206,670
		Tarrant County, TX, Cultural Education Facs
	1,010,000	3.88%, 11/15/2020	1,010,111
	2,000,000	5.00%, 10/01/2034	2,173,800
	1,250,000	Tarrant County, TX, Cultural Education Facs Finance Corp. 4.50%, 11/15/2021	1,244,963
	2,030,000	Texas Municipal Gas Acquisition & Supply Corp. 6.25%, 12/15/2026	2,483,867
	1,250,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	1,417,187
	2,500,000	Texas State Transportation Commission, GO MUNIPSA + 0.38%, 1.30%, 10/01/2041(1)	2,501,850
	2,000,000	Travis County, TX, Health Facs Development 7.13%, 11/01/2040	2,334,940
		University of Texas
	1,000,000	5.00%, 08/15/2026	1,237,870
	2,000,000	5.00%, 07/01/2027	2,424,320
	3,500,000	Wylie, TX, ISD GO 0.00%, 08/15/2018(4)	3,473,750

			66,450,143

		Utah - 0.4%
	2,650,000	Utah Housing Corp. 4.00%, 01/01/2045	2,852,168

		Vermont - 0.5%
	2,530,000	Vermont Housing Finance Agency 4.00%, 11/01/2046	2,723,444
	900,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)(3)	903,411

			3,626,855

		Virginia - 0.5%
	1,500,000	Chesapeake Bay, VA, Bridge & Tunnel Dist 5.00%, 07/01/2051	1,670,400
	1,750,000	Washington County, VA, IDA 7.75%, 07/01/2038	1,854,440

			3,524,840

		Washington - 2.0%
	2,060,000	Chelan County, WA, Public Utility Dist No. 1 0.00%, 06/01/2028(4)	1,522,196
	1,905,000	Grant County, WA, Utility Dist No. 2 5.00%, 01/01/2023	2,182,006
	4,900,000	King County, WA, GO 4.00%, 07/01/2030	5,491,626

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.3% - (continued)
		Washington - 2.0% - (continued)
		Washington State Health Care Facs Auth Rev
$	1,295,000	5.00%, 01/01/2026	$1,540,739
	780,000	5.00%, 07/01/2028	892,960
	2,000,000	5.00%, 03/01/2029	2,324,560

			13,954,087

		West Virginia - 0.5%
		West Virginia State Econ DA
	2,000,000	1.70%, 01/01/2041(1)(3)	1,988,460
	1,740,000	1.90%, 03/01/2040(1)(3)	1,748,474

			3,736,934

		Wisconsin - 1.6%
	1,790,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2025	2,062,760
	750,000	Public Finance Auth Rev, WI, Marys Woods at Marylhurst Project 3.00%, 11/15/2022(2)	758,138
		Public Finance Auth, WI
	830,000	3.50%, 11/15/2023(2)	844,185
	1,500,000	5.00%, 09/01/2025(2)	1,639,980
	1,295,000	Wisconsin State 6.00%, 05/01/2036	1,388,369
		Wisconsin State Health & Educational Facs Auth Rev
	2,000,000	5.00%, 11/15/2027	2,338,420
	1,700,000	5.00%, 12/01/2028	1,973,632

			11,005,484

		Total Municipal Bonds (cost $647,001,144)	$661,728,235

		Total Long-Term Investments (cost $647,001,144)	$661,728,235

	SHORT-TERM INVESTMENTS - 3.3%
		Other Investment Pools & Funds - 3.3%
	22,170,910	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(7)	$22,170,910

		Total Short-Term Investments (cost $22,170,910)	$22,170,910

Total Investments (cost $669,172,054)	100.6%	$683,899,145
Other Assets and Liabilities	(0.6)%	(4,113,828)

Total Net Assets	100.0%	$679,785,317

The accompanying notes are an integral part of these financial statements.

133

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $9,973,206, which represented 1.5% of total net assets.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a zero-coupon bond.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $12,703,294 at October 31, 2017.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

134

The Hartford Municipal Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$661,728,235	$—	$661,728,235	$—
Short-Term Investments	22,170,910	22,170,910	—	—

Total	$683,899,145	$22,170,910	$661,728,235	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

135

The Hartford Municipal Real Return Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6%
		Alabama - 1.7%
$	270,000	Alabama Federal Aid Highway Finance Auth 5.00%, 09/01/2034	$323,811
	1,000,000	Alabama State Port Auth Rev, Docks Facilities 5.00%, 10/01/2032	1,158,300
	1,500,000	Jefferson County, AL, Sewer Rev 5.00%, 10/01/2018	1,541,775

			3,023,886

		Alaska - 0.9%
	375,000	Alaska Municipal Bond Bank Auth Rev 5.75%, 09/01/2033	389,268
	1,000,000	CIVICVentures, AK 5.00%, 09/01/2026	1,167,470

			1,556,738

		Arizona - 0.7%
	1,000,000	Arizona State Health Facs Auth Hospital System Rev 5.00%, 02/01/2020	1,070,960
	166,000	Sundance, AZ, Community Facs Dist 7.13%, 07/01/2027(1)	166,050

			1,237,010

		California - 11.8%
	855,000	California State Communities DA Rev 5.00%, 10/01/2022	931,343
	500,000	California State Dept Water Resources Supply Rev 5.00%, 05/01/2022	510,120
		California State Health Facs
	250,000	5.00%, 02/01/2029	300,097
	1,000,000	6.00%, 07/01/2029	1,081,070
	170,000	California State Public Works Board, State University Trustees 6.13%, 04/01/2029	182,199
	1,000,000	California State, GO 5.00%, 08/01/2029	1,212,800
	1,530,000	Corona-Norco California University 4.00%, 09/01/2019	1,605,322
	300,000	El Dorado, CA, Irrigation Dist 5.38%, 08/01/2024	322,290
	315,000	Elk Grove, CA, Finance Auth 5.00%, 09/01/2031	364,134
	1,000,000	Hemet, CA, USD Finance Auth Special Tax 5.00%, 09/01/2031	1,122,300
	400,000	Huntington Park, CA, Public Finance Auth Rev 5.25%, 09/01/2019	401,268
		Inglewood, CA, Redevelopment Agency
	200,000	5.00%, 05/01/2028	243,170
	200,000	5.00%, 05/01/2029	241,286
	810,000	Los Angeles County, CA, Metropolitan Transportation Auth 4.00%, 06/01/2034	877,878
	1,000,000	Oakland, CA, Airport Rev 5.00%, 05/01/2026	1,096,940
	500,000	San Bernardino, CA, Community College Dist GO 6.38%, 08/01/2026	519,985
	500,000	San Buenaventura, CA, Rev 5.25%, 12/01/2017	501,370
	60,000	San Diego, CA, Redev Agency, Centre City Sub Pkg 5.25%, 09/01/2026	60,203

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		California - 11.8% - (continued)
$	1,120,000	San Francisco City & County, CA, Redevelopment Agency 6.50%, 08/01/2032	$1,221,898
	290,000	San Joaquin Hills, CA, Transportation Auth 5.00%, 01/15/2029	332,975
	1,000,000	San Jose, CA, Redevelopment Agency 6.50%, 08/01/2019	1,038,520
	665,000	Santa Cruz County, CA, Redevelopment Agency 6.63%, 09/01/2029	731,008
		Santa Margarita, CA, Water Dist Special Tax
	500,000	5.00%, 09/01/2024	554,235
	500,000	5.00%, 09/01/2025	552,825
	970,000	5.00%, 09/01/2028	1,101,154
	500,000	Southern California Public Power Auth 5.00%, 07/01/2023	523,099
	215,000	Temecula, CA, Redevelopment Agency Tax Allocation 5.63%, 12/15/2038	215,383
	1,000,000	Tuolumne, CA, Wind Proj Auth Rev 5.88%, 01/01/2029	1,055,890
	1,250,000	Ventura County, CA, Certificates of Participation 5.63%, 08/15/2027	1,350,437
	1,000,000	Washington Township, CA, Health Care Dist Rev 6.00%, 07/01/2029	1,056,150

			21,307,349

		Colorado - 1.1%
	750,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2027	884,768
	420,000	E-470 Public Highway, CO, Auth Rev 1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(2)	426,220
	600,000	University of Colorado Enterprise Rev 5.75%, 06/01/2028	643,200

			1,954,188

		Connecticut - 2.6%
	1,500,000	City of Bridgeport, CT, GO 5.00%, 08/15/2025	1,775,415
	950,000	City of Hartford, CT, GO 5.00%, 07/01/2027	1,054,462
	1,000,000	City of New Haven, CT, GO 5.00%, 11/01/2017	1,000,000
	750,000	Connecticut State, GO 5.00%, 05/15/2025	880,305

			4,710,182

		District of Columbia - 2.4%
	3,000,000	District of Columbia University Rev 5.25%, 04/01/2034(2)(3)	3,113,430
	1,035,000	Metropolitan Washington, DC, Airport Auth System Rev 5.00%, 10/01/2022	1,195,880

			4,309,310

		Florida - 5.0%
		Broward County, FL, Airport System Rev
	145,000	5.00%, 10/01/2019	154,935
	265,000	5.00%, 10/01/2020	291,423

The accompanying notes are an integral part of these financial statements.

136

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Florida - 5.0% - (continued)
$	285,000	5.00%, 10/01/2021	$320,463
		City of Port State Lucie, FL
	590,000	4.00%, 07/01/2028	633,766
	585,000	4.00%, 07/01/2029	623,341
	500,000	Collier County, FL, IDA 7.00%, 05/15/2024(1)	550,190
	1,000,000	Greater Orlando, FL, Aviation Auth 5.00%, 10/01/2024	1,129,700
	1,000,000	Manatee County, FL, School Dist 5.00%, 10/01/2030	1,191,880
	190,000	Miami Beach, FL, Health Facs Auth 5.00%, 11/15/2020	207,531
	530,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2027	619,135
	625,000	Miami-Dade County, FL, Expressway Auth 5.00%, 07/01/2024	745,719
	1,000,000	Miami-Dade County, FL, School Board 5.00%, 08/01/2027	1,199,640
	1,000,000	Palm Beach County, FL, Health Facs Auth 6.80%, 06/01/2025	1,198,010
		Village, FL, Community Development Dist No. 11
	130,000	3.25%, 05/01/2019	132,248

			8,997,981

		Georgia - 2.6%
		Atlanta, GA, Airport Passenger Facs Charge Rev
	2,000,000	5.00%, 01/01/2023	2,156,020
	520,000	Burke County, GA, DA Rev 1.85%, 12/01/2049(2)(3)	518,716
	725,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(2)(3)	722,796
	1,170,000	Municipal Electric Auth Georgia, GA 5.00%, 01/01/2022	1,324,545

			4,722,077

		Hawaii - 0.6%
	1,000,000	Hawaii State Dept of Transportation 5.00%, 08/01/2022	1,146,910

		Illinois - 16.1%
	635,000	Chicago, IL, Board of Education 6.00%, 01/01/2020	656,876
	150,000	Chicago, IL, Board of Education, Special Tax 6.00%, 04/01/2046	175,778
	1,000,000	Chicago, IL, Midway International Airport 5.00%, 01/01/2036	1,142,270
		Chicago, IL, O'Hare International Airport Rev
	825,000	5.00%, 01/01/2023	925,848
	1,500,000	5.00%, 01/01/2026	1,706,265
		Chicago, IL, Transit Auth
	415,000	5.00%, 06/01/2025	484,674
	100,000	5.25%, 06/01/2022	102,453
		City of Chicago, IL, GO
	785,000	4.00%, 01/01/2018	786,955
	1,000,000	5.00%, 01/01/2020	1,053,390
	300,000	5.00%, 12/01/2023	316,527
		City of Chicago, IL, Wastewater Transmission Rev
	285,000	5.00%, 01/01/2028	321,095
	715,000	5.00%, 01/01/2029	801,157
	1,205,000	City of Chicago, IL, Waterworks Rev 5.00%, 11/01/2029	1,313,727

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Illinois - 16.1% - (continued)
$	310,000	Cook County, IL, Community High School Dist No. 212 Leyden 5.00%, 12/01/2027	$356,959
	885,000	Cook County, IL, GO 5.00%, 11/15/2027	1,033,326
	600,000	Cook, IL, Regional Transportation Auth 5.00%, 06/01/2035	683,844
		Illinois State Finance Auth Rev
	1,000,000	5.00%, 10/01/2023	1,167,740
	1,000,000	5.00%, 02/15/2027	1,164,530
	335,000	5.00%, 11/15/2028	387,226
	1,000,000	5.00%, 11/15/2031	1,130,590
	1,000,000	5.00%, 11/15/2033	1,120,570
	625,000	5.00%, 11/15/2034	698,150
		Illinois State Toll Highway Auth, Taxable Rev
	1,000,000	5.00%, 01/01/2027	1,146,460
	1,000,000	5.00%, 01/01/2031	1,174,900
		Illinois State, GO
	1,000,000	5.00%, 01/01/2022	1,043,270
	1,000,000	5.00%, 02/01/2026	1,078,810
	2,000,000	5.25%, 01/01/2021	2,139,160
	1,400,000	Kane Cook & DuPage Counties, IL, GO 5.00%, 01/01/2031	1,595,314
	625,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 5.00%, 01/01/2027	736,300
	1,000,000	Met Pier & Exposition Auth, IL, Rev 5.00%, 12/15/2035	1,053,810
	1,000,000	Railsplitter, IL, Tobacco Settlement Auth 5.50%, 06/01/2023	1,131,070
	500,000	Springfield, IL, Water Rev 5.25%, 03/01/2026	506,785

			29,135,829

		Indiana - 1.2%
	870,000	Indiana Municipal Power Agency 5.00%, 01/01/2033(4)	1,032,681
	820,000	University of Southern Indiana 5.00%, 10/01/2022	879,425
	250,000	5.00%, 10/01/2023	268,118

			2,180,224

		Kentucky - 0.7%
	1,085,000	Louisville & Jefferson County, KY, Metropolitan Gov't Rev Catholic Health Initiatives 5.00%, 12/01/2023	1,205,164

		Louisiana - 1.7%
	600,000	City of Shreveport, LA, Water & Sewer Rev 5.00%, 12/01/2036	700,296
	1,155,000	Louisiana State Local Gov't Environmental Facs & Community DA Rev 6.00%, 11/15/2030	1,299,733
	95,000	Louisiana State, Tobacco Settlement Financing Corp. 5.00%, 05/15/2026	95,740
	190,000	New Orleans, LA, Aviation Board 5.00%, 01/01/2026	227,043
	125,000	5.00%, 01/01/2027	151,131
	500,000	5.00%, 01/01/2034	565,390

			3,039,333

The accompanying notes are an integral part of these financial statements.

137

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Maryland - 0.3%
$	105,000	Howard, MD, Special Obligation 4.00%, 02/15/2028(1)	$108,285
	430,000	Rockville, MD, Mayor 3.00%, 11/01/2025(4)	430,615

			538,900

		Massachusetts - 0.1%
	200,000	Massachusetts School Building Auth 5.00%, 11/15/2030	241,474

		Michigan - 2.2%
	1,000,000	Great Lakes, MI, Water Auth Water Supply System Rev 5.00%, 07/01/2029	1,178,280
	600,000	Michigan Finance Auth 5.00%, 07/01/2018	613,686
	335,000	5.00%, 07/01/2027	382,774
	335,000	5.00%, 07/01/2028	380,309
	350,000	5.00%, 07/01/2029	397,390
	265,000	Michigan State Building Auth 5.00%, 04/15/2027	321,874
	370,000	State of Michigan 5.00%, 03/15/2027	452,366
	275,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2030	324,354

			4,051,033

		Minnesota - 0.1%
	240,000	Duluth, MN, ISD, No. 709 4.00%, 02/01/2027	266,861

		Missouri - 1.4%
	1,000,000	City of State Louis, MO, Airport Rev 5.00%, 07/01/2032	1,186,040
	500,000	Kirkwood, MO, IDA Retirement Community 5.25%, 05/15/2042	525,245
	500,000	5.25%, 05/15/2050	522,105
	1,000,000	Stone Canyon, MO, Community Improvement Dist Rev 5.75%, 04/01/2027*	250,000

			2,483,390

		Nevada - 0.2%
	385,000	Las Vegas, NV, Special Improvement Dist 5.00%, 06/01/2028	403,888

		New Jersey - 1.5%
	175,000	City of Atlantic, NJ, GO 5.00%, 03/01/2022	196,207
	330,000	New Jersey State Econ DA 4.88%, 09/15/2019	342,669
	1,000,000	5.00%, 09/01/2021	1,084,720
	1,060,000	New Jersey Transportation Trust Fund Auth 5.00%, 06/15/2021	1,085,376

			2,708,972

		New York - 8.8%
	1,000,000	City of New York, NY, GO 6.25%, 10/15/2028	1,049,200
	1,000,000	Metropolitan Transportation Auth, NY, Rev 5.25%, 11/15/2023	1,119,750
	395,000	New York City, NY, Housing Development Corp. 4.50%, 02/15/2048	410,049

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		New York - 8.8% - (continued)
$	385,000	New York Mortgage Agency Rev 3.50%, 10/01/2034	$398,860
	1,500,000	New York State Dormitory Auth Rev 5.00%, 03/15/2030	1,794,750
	4,500,000	5.00%, 03/15/2031	5,427,280
	2,000,000	5.38%, 03/01/2029	2,112,860
	765,000	New York State Liberty Development Corp. Rev 5.15%, 11/15/2034(1)	845,623
	520,000	New York Transportation Development Corp. Rev 5.00%, 08/01/2018	531,300
	645,000	Newburgh, NY, GO 5.00%, 06/15/2018	659,990
	75,000	Syracuse, NY, IDA 5.00%, 01/01/2029	86,965
	50,000	Town of Oyster Bay, NY, GO 2.50%, 03/15/2018	49,913
	265,000	3.00%, 03/01/2021	274,272
	155,000	4.00%, 11/01/2022	165,797
	445,000	TSASC, Inc., NY 5.00%, 06/01/2026	521,798
	575,000	Ulster County, NY, Capital Resource Corp. Rev 0.00%, 09/15/2044(1)(5)	525,389

			15,973,796

		North Carolina - 0.2%
	275,000	North Carolina Medical Care Commission Rev 5.00%, 10/01/2027	340,359

		Ohio - 2.6%
	355,000	City of Cleveland, OH, Airport System Rev 5.00%, 01/01/2022	402,964
	325,000	5.00%, 01/01/2023	376,405
	85,000	County of Hamilton, OH, Sales Tax Rev 5.00%, 12/01/2027	105,629
	1,200,000	Cuyahoga, OH, Community College Dist 5.00%, 08/01/2027	1,301,340
	2,000,000	Dayton, OH, City School Dist GO 5.00%, 11/01/2027	2,443,840

			4,630,178

		Oregon - 1.0%
	2,300,000	Clackamas County, OR, School Dist No. 12, GO 0.00%, 06/15/2040(5)	899,254
	800,000	Washington County, OR, School Dist No. 48, GO 0.00%, 06/15/2035(5)	908,464

			1,807,718

		Other U.S. Territories - 0.2%
	380,000	Puerto Rico Highway & Transportation Auth 4.95%, 07/01/2026	394,372

		Pennsylvania - 6.1%
	1,000,000	Commonwealth Finance Auth, PA 5.00%, 06/01/2026	1,195,270
	250,000	Delaware River, PA, Joint Toll Bridge Commission 5.00%, 07/01/2031	298,380
	605,000	Harrisburg, PA, School Dist GO 5.00%, 11/15/2026	731,548
		Lancaster County, PA, Hospital Auth

The accompanying notes are an integral part of these financial statements.

138

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Pennsylvania - 6.1% - (continued)
$	140,000	5.00%, 07/01/2024	$156,793
	115,000	5.00%, 07/01/2025	128,883
		Pennsylvania State Turnpike Commission Rev
	200,000	5.00%, 12/01/2027	238,736
	665,000	6.00%, 06/01/2028	683,992
	750,000	Pennsylvania State, GO 5.00%, 08/15/2023	872,340
	1,000,000	Pennsylvania Turnpike Commission 5.00%, 12/01/2031	1,188,170
	1,000,000	Philadelphia, PA, GO 5.25%, 08/01/2019	1,067,460
		Philadelphia, PA, School Dist GO
	365,000	5.00%, 09/01/2023	415,910
	200,000	5.25%, 09/01/2023	216,472
		Pittsburgh, PA, School Dist GO
	1,570,000	5.00%, 09/01/2021	1,772,530
	750,000	5.00%, 09/01/2023	845,557
	150,000	Reading, PA, School Dist GO 5.00%, 03/01/2038	170,717
	1,000,000	Susquehanna Area, PA, Regional Airport Auth 5.00%, 01/01/2018	1,005,810

			10,988,568

		Puerto Rico - 0.3%
	360,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	370,051
		Puerto Rico Electric Power Auth
	200,000	5.00%, 07/01/2019	203,986
	60,000	5.25%, 07/01/2019	61,435

			635,472

		Rhode Island - 2.3%
	1,410,000	Cranston, RI, GO 5.00%, 07/01/2018	1,445,208
		Rhode Island Health & Educational Bldg Corp.
	1,215,000	5.00%, 05/15/2018	1,236,432
	800,000	5.00%, 05/15/2027	936,592
	530,000	5.00%, 05/15/2028	625,045

			4,243,277

		South Carolina - 1.1%
	1,000,000	South Carolina St Jobs-Econ DA Rev 5.25%, 08/01/2024	1,126,920
		South Carolina State Public Service Auth
	315,000	5.00%, 12/01/2031	357,059
	500,000	5.00%, 12/01/2034	561,320

			2,045,299

		South Dakota - 0.3%
	415,000	South Dakota State Health & Educational Facs Auth 5.00%, 11/01/2029	473,361

		Texas - 12.8%
	210,000	City of Arlington, TX 5.00%, 02/15/2034	241,895
	595,000	City of Austin, TX, Airport System Rev 5.00%, 11/15/2026	713,042
	2,250,000	City of San Antonio, TX, Electric & Gas Systems Rev 5.00%, 02/01/2032	2,689,402

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Texas - 12.8% - (continued)
		Clifton, TX, Higher Education Finance Corp.
$	1,000,000	4.00%, 08/15/2029	$1,112,020
	1,050,000	4.00%, 08/15/2030	1,149,214
	1,000,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 5.00%, 12/01/2030	1,191,550
	750,000	Dallas-Fort Worth, TX, International Airport Rev 5.00%, 11/01/2023	827,580
	1,500,000	Grapevine-Colleyville, TX, ISD GO 5.00%, 08/15/2027	1,815,705
	250,000	Harris County - Houston, TX 5.00%, 11/15/2032	282,855
	2,000,000	Houston, TX, Utility System Rev 6.00%, 11/15/2036	2,146,685
	1,580,000	La Joya, TX, ISD GO 5.00%, 02/15/2025	1,864,779
	1,000,000	New Hope, TX, Cultural Education Facs Finance Corp. 5.00%, 11/01/2031	1,071,040
		North Texas Tollway Auth Rev
	1,000,000	5.00%, 01/01/2030	1,153,070
	370,000	6.00%, 01/01/2025	373,016
	325,000	San Antonio, TX, Water Rev 5.00%, 05/15/2031	387,381
	2,000,000	Socorro, TX, Independent School Dist 5.00%, 08/15/2030	2,443,260
		Tarrant County, TX, Cultural Education Facs
	405,000	3.88%, 11/15/2020	405,045
	575,000	5.00%, 10/01/2034	624,967
	1,000,000	6.25%, 11/15/2029	1,052,741
	1,000,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	1,005,030
	550,000	Texas State Transportation Commission Turnpike System 5.00%, 08/15/2032	623,563

			23,173,840

		Vermont - 0.3%
	600,000	Vermont State Econ DA Waste 4.75%, 04/01/2036(1)(2)(3)	602,274

		Virginia - 0.3%
	500,000	Virginia State Resources Auth Infrastructure 5.00%, 11/01/2024	519,153

		Washington - 2.9%
	2,285,000	FYI Properties, WA, Lease Rev 5.50%, 06/01/2034	2,426,099
		Washington State Health Care Facs Auth Rev
	590,000	5.00%, 01/01/2026	701,958
	1,820,000	5.00%, 03/01/2029	2,115,350

			5,243,407

		Wisconsin - 2.5%
	1,705,000	Milwaukee County, WI, Airport Rev 5.00%, 12/01/2024	1,967,945
	235,000	Public Finance Auth, WI 3.50%, 11/15/2023(1)	239,016
		Wisconsin State
	125,000	5.75%, 05/01/2033	133,550
	865,000	6.00%, 05/01/2036	927,367

The accompanying notes are an integral part of these financial statements.

139

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 96.6% - (continued)
		Wisconsin - 2.5% - (continued)
$	1,000,000	Wisconsin State Health & Educational Facs Auth Rev 5.00%, 11/15/2027	$1,169,210

			4,437,088

		Total Municipal Bonds (cost $169,149,324)	$174,728,861

		Total Long-Term Investments (cost $169,149,324)	$174,728,861

SHORT-TERM INVESTMENTS - 2.4%
		Other Investment Pools & Funds - 2.2%
	3,972,020	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class On behalf of	$3,972,020

		U.S. Treasury Bills - 0.2%
	285,000	U.S. Treasury Bills 0.96%, 12/14/2017(6)(7)	284,672

		Total Short-Term Investments (cost $4,256,692)	$4,256,692

Total Investments (cost $173,406,016)	99.0%	$178,985,553
Other Assets and Liabilities	1.0%	1,896,383

Total Net Assets	100.0%	$180,881,936

The accompanying notes are an integral part of these financial statements.

140

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $3,036,827, which represented 1.7% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $1,463,508 at October 31, 2017.

(5)	Security is a zero-coupon bond.

(6)	The rate shown represents current yield to maturity.

(7)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.15% Fixed	CPURNSA	USD	3,600,000	01/15/20	At Maturity	$—	$—	$55,452	$55,452
BCLY	1.18% Fixed	CPURNSA	USD	7,550,000	01/15/19	At Maturity	—	—	81,129	81,129
BCLY	1.28% Fixed	CPURNSA	USD	3,700,000	01/15/20	At Maturity	—	—	57,706	57,706
BCLY	1.54% Fixed	CPURNSA	USD	7,000,000	03/03/21	At Maturity	—	—	170,302	170,302
BCLY	1.67% Fixed	CPURNSA	USD	5,750,000	03/08/26	At Maturity	—	—	202,428	202,428
BCLY	2.29% Fixed	CPURNSA	USD	6,592,000	01/15/22	At Maturity	—	—	(84,303)	(84,303)
BNP	1.53% Fixed	CPURNSA	USD	5,425,000	01/15/18	At Maturity	—	—	(96,549)	(96,549)
BNP	1.59% Fixed	CPURNSA	USD	22,263,000	07/15/21	At Maturity	—	—	488,520	488,520
BNP	1.70% Fixed	CPURNSA	USD	4,850,000	01/16/23	At Maturity	—	—	125,290	125,290
BOA	1.63% Fixed	CPURNSA	USD	8,639,000	07/15/21	At Maturity	—	—	179,226	179,226
BOA	2.12% Fixed	CPURNSA	USD	7,429,000	01/15/24	At Maturity	—	—	(61,739)	(61,739)
CBK	2.03% Fixed	CPURNSA	USD	1,185,000	06/01/25	At Maturity	—	—	(7,392)	(7,392)
CBK	2.26% Fixed	CPURNSA	USD	2,098,000	02/15/42	At Maturity	—	—	(51,987)	(51,987)
CBK	2.34% Fixed	CPURNSA	USD	525,000	04/15/18	At Maturity	—	—	(29,992)	(29,992)
CBK	2.45% Fixed	CPURNSA	USD	950,000	11/07/34	At Maturity	—	—	(79,844)	(79,844)
DEUT	1.23% Fixed	CPURNSA	USD	7,450,000	11/12/19	At Maturity	—	—	97,027	97,027
DEUT	1.48% Fixed	CPURNSA	USD	2,300,000	07/15/23	At Maturity	—	—	58,907	58,907
DEUT	1.54% Fixed	CPURNSA	USD	1,850,000	12/11/24	At Maturity	—	—	48,213	48,213
DEUT	1.56% Fixed	CPURNSA	USD	5,020,000	09/02/20	At Maturity	—	—	54,595	54,595
DEUT	1.69% Fixed	CPURNSA	USD	1,985,000	08/04/25	At Maturity	—	—	53,970	53,970
DEUT	1.70% Fixed	CPURNSA	USD	1,475,000	12/02/24	At Maturity	—	—	38,642	38,642
JPM	1.76% Fixed	CPURNSA	USD	12,288,000	07/15/23	At Maturity	—	—	338,786	338,786
JPM	1.81% Fixed	CPURNSA	USD	5,080,000	11/03/25	At Maturity	—	—	92,064	92,064
JPM	2.33% Fixed	CPURNSA	USD	7,000,000	09/30/21	At Maturity	—	—	(519,735)	(519,735)
JPM	2.75% Fixed	CPURNSA	USD	1,075,000	03/03/21	At Maturity	—	—	(122,452)	(122,452)
MSC	1.44% Fixed	CPURNSA	USD	1,525,000	08/09/23	At Maturity	—	—	45,631	45,631

Total							$—	$—	$1,133,895	$1,133,895

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

141

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
DEUT	Deutsche Bank Securities, Inc.
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley

Currency Abbreviations:
USD	United States Dollar

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
OTC	Over-the-Counter

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

142

The Hartford Municipal Real Return Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$174,728,861	$—	$174,728,861	$—
Short-Term Investments	4,256,692	3,972,020	284,672	—
Swaps - Interest Rate(2)	2,187,888	—	2,187,888	—

Total	$181,173,441	$3,972,020	$177,201,421	$—

Liabilities
Swaps - Interest Rate(2)	$(1,053,993)	$—	$(1,053,993)	$—

Total	$(1,053,993)	$—	$(1,053,993)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

143

Hartford Municipal Short Duration Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5%
		Arizona - 1.4%
$	250,000	Arizona State Health Facs Auth Hospital System Rev 5.00%, 02/01/2020	$267,740

		California - 9.5%
	170,000	Alameda Corridor, CA, Transportation Auth Rev 0.00%, 10/01/2018(1)	166,605
	250,000	Bay Area Toll Auth Bridge Rev, CA 1.88%, 04/01/2047(2)(3)	251,392
		California County Tobacco Securitization Agency
	200,000	4.00%, 06/01/2018	203,064
	195,000	5.00%, 06/01/2020	211,745
	250,000	California Health Facs Finance Auth Rev 5.88%, 07/01/2025	269,755
	200,000	Jurupa, CA, Public Financing Auth 4.00%, 09/01/2018	204,410
	80,000	Long Beach Bond Finance Auth, CA 5.25%, 11/15/2018	83,233
	250,000	Orange County, CA, Community Facs Dist 4.00%, 08/15/2021	269,047
	10,000	Palomar Health, CA, Rev 3.00%, 11/01/2017	10,000
	75,000	Roseville, CA, Natural Gas Financing Auth 5.00%, 02/15/2023	84,863
	20,000	San Jose, CA, Redevelopment Agency 6.50%, 08/01/2018	20,807
	100,000	Tustin, CA, Community Facs Dist 3.00%, 09/01/2019	102,478

			1,877,399

		Colorado - 3.9%
	200,000	Colorado Health Facs Auth Rev 5.00%, 06/01/2018	203,982
	130,000	Colorado Housing & Finance Auth Rev 4.00%, 05/01/2048	141,181
	150,000	Denver, CO, Convention Center Hotel Auth 5.00%, 12/01/2022	172,025
		E-470 Public Highway, CO, Auth Rev
	50,000	0.00%, 09/01/2019(1)	48,810
	40,000	1 mo. USD LIBOR + 1.05%, 1.88%, 09/01/2039(2)	40,592
	150,000	Park Creek, CO, Metropolitan Dist 5.00%, 12/01/2021	167,111

			773,701

		Connecticut - 4.3%
	150,000	City of Bridgeport, CT, GO 4.00%, 08/15/2021	162,137
	150,000	City of New Haven, CT, GO 5.00%, 08/15/2021	166,152
	100,000	Connecticut State Health & Educational Facs Auth 3.25%, 09/01/2021(4)	100,179
	140,000	Connecticut State, GO 5.00%, 07/15/2022	158,960
	250,000	Town of Hamden, CT, GO 5.00%, 08/15/2019	265,175

			852,603

		District of Columbia - 0.5%
	95,000	Metropolitan Washington, DC, Airports Auth 5.00%, 10/01/2039	103,789

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Florida - 2.2%
$	165,000	Broward County, FL, Airport System Rev 5.00%, 10/01/2020	$181,452
	200,000	City of Port, St. Lucie, FL 1.75%, 07/01/2022	196,564
	50,000	Miami-Dade County, FL, Aviation Rev 5.00%, 10/01/2024	58,933

			436,949

		Georgia - 1.7%
		Burke County, GA, DA Rev
	55,000	1.85%, 12/01/2049(2)(3)	54,864
	70,000	2.35%, 10/01/2032(2)(3)	70,629
	100,000	Monroe County, GA, DA Rev 2.40%, 01/01/2039(2)(3)	99,696
	100,000	Municipal Electric Auth, GA 5.00%, 11/01/2022	115,176

			340,365

		Guam - 0.8%
	150,000	Antonio B Won Pat International Airport Auth 5.00%, 10/01/2018	154,395

		Illinois - 19.8%
		Chicago, IL, Board of Education, GO
	45,000	0.00%, 12/01/2021(1)	40,125
	55,000	0.00%, 12/01/2022(1)	47,231
	225,000	Chicago, IL, Midway International Airport Rev 5.00%, 01/01/2023	257,479
		Chicago, IL, Transit Auth
	100,000	5.00%, 06/01/2019	105,445
	100,000	5.00%, 06/01/2020	108,349
	100,000	5.00%, 12/01/2022	111,864
	95,000	City of Chicago, IL, GO 4.00%, 01/01/2020	95,232
	250,000	City of Chicago, IL, O'Hare International Airport 5.25%, 01/01/2019	261,247
	70,000	City of Chicago, IL, Park Dist GO 3.00%, 01/01/2021	72,174
	160,000	City of Chicago, IL, Wastewater Transmission Rev 0.00%, 01/01/2022(1)	143,920
		City of Chicago, IL, Waterworks Rev
	100,000	5.00%, 11/01/2018	103,685
	20,000	5.00%, 11/01/2020	21,902
		Cook County, IL, GO
	90,000	5.00%, 11/15/2017	90,124
	100,000	5.00%, 11/15/2019	106,307
	150,000	5.00%, 11/15/2022	168,244
	50,000	Illinois Finance Auth 5.00%, 08/15/2020	53,832
	125,000	Illinois Housing DA 3.05%, 08/01/2022	129,028
		Illinois State Finance Auth Rev
	90,000	4.50%, 05/15/2020	91,660
	100,000	5.00%, 11/15/2021	112,602
	150,000	5.00%, 02/15/2022	166,047
	130,000	7.75%, 08/15/2034	144,998
	250,000	Illinois State Toll Highway Auth, Taxable Rev 5.00%, 12/01/2017	250,785
		Illinois State, GO
	180,000	4.00%, 06/15/2020	190,940
	100,000	5.00%, 02/01/2020	105,090
	75,000	5.00%, 04/01/2021	79,931

The accompanying notes are an integral part of these financial statements.

144

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Illinois - 19.8% - (continued)
$	120,000	5.00%, 02/01/2022	$128,953
	200,000	5.00%, 11/01/2022(5)	216,164
	100,000	Kane McHenry Cook & DeKalb Counties, IL, USD GO 4.00%, 01/01/2020	105,389
	50,000	Kendall Kane & Will Counties, IL, USD GO 0.00%, 02/01/2021(1)	46,962
		Metropolitan Pier & Exposition Auth, IL
	50,000	0.00%, 12/15/2019(1)	47,625
	50,000	0.00%, 06/15/2021(1)	45,553
	100,000	Railsplitter, IL, Tobacco Settlement Auth 5.00%, 06/01/2018	102,256
	50,000	Railsplitter, IL, Tobacco Settlement Auth 5.25%, 06/01/2021	56,363
	100,000	Southern Illinois Univ 4.00%, 04/01/2018	100,677

			3,908,183

		Kentucky - 1.1%
	200,000	Kentucky State Property & Building Commission 5.00%, 05/01/2020	216,888

		Louisiana - 3.6%
		City of New Orleans, LA, Sewerage Service Rev
	165,000	5.00%, 06/01/2018	168,615
	110,000	5.00%, 06/01/2021	122,882
	100,000	Louisiana State Public Facs Auth Rev 3.00%, 05/15/2018	100,883
		New Orleans, LA, Aviation Board
	75,000	5.00%, 01/01/2019	78,283
	200,000	5.00%, 01/01/2023	229,928

			700,591

		Maryland - 0.9%
	20,000	Maryland Econ Development Corp. 4.00%, 06/01/2020	21,340
	150,000	Rockville, MD, Mayor 5.00%, 11/01/2018(5)	154,935

			176,275

		Massachusetts - 1.6%
		Massachusetts Educational Financing Auth
	20,000	5.00%, 07/01/2023	22,932
	80,000	5.00%, 07/01/2024	93,004
	35,000	Massachusetts Housing Finance Agency 1.50%, 12/01/2047(2)(3)	34,959
	150,000	Massachusetts State Development Finance Agency Rev 5.00%, 07/01/2022	169,797

			320,692

		Michigan - 4.3%
		Michigan Finance Auth
	150,000	5.00%, 04/01/2019	156,669
	150,000	5.00%, 07/01/2019	158,490
	150,000	5.00%, 11/15/2022	172,809
	100,000	State of Michigan 5.00%, 03/15/2021	111,666
	250,000	Wayne County, MI, Airport Auth Rev 5.00%, 12/01/2021	250,817

			850,451

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Minnesota - 0.7%
$	135,000	City of Rochester, MN, Healthcare & Housing Rev Facs 3.50%, 12/01/2018	$136,413

		Missouri - 0.9%
	50,000	City of State Louis, MO, Airport Rev 5.00%, 07/01/2023	58,052
	100,000	Kirkwood, MO, IDA 5.00%, 05/15/2022	108,334

			166,386

		Nebraska - 1.2%
	120,000	Central Plains, NE, Energy Proj Gas Rev 5.25%, 12/01/2021	137,694
	100,000	Washington County, NE 2.38%, 09/01/2030(2)(3)	102,191

			239,885

		Nevada - 1.7%
	90,000	Clark County, NV 2.25%, 12/01/2019	90,036
	250,000	Clark County, NV, School Dist GO 5.00%, 06/15/2022	251,213

			341,249

		New Jersey - 1.8%
	50,000	City of Atlantic, NJ, GO 5.00%, 03/01/2020	53,587
	280,000	New Jersey Educational Facs Auth Rev 5.00%, 09/01/2019	294,809

			348,396

		New Mexico - 0.5%
	90,000	New Mexico Mortgage Finance Auth 3.75%, 09/01/2048(5)	96,991

		New York - 2.4%
	100,000	New York State Dormitory Auth Rev 4.00%, 12/01/2018(4)	102,104
		New York Transportation Development Corp. Rev
	80,000	5.00%, 08/01/2018	81,738
	100,000	5.00%, 01/01/2019	104,258
	25,000	Oyster Bay, NY, Public Improvement, GO 5.00%, 02/15/2019	25,530
	60,000	Town of Oyster Bay, NY, GO 3.00%, 08/15/2020	59,287
	100,000	TSASC, Inc, NY 5.00%, 06/01/2020	108,349

			481,266

		North Dakota - 1.7%
		North Dakota Housing Finance Agency
	140,000	3.50%, 07/01/2046	148,569
	175,000	4.00%, 01/01/2048	190,586

			339,155

		Ohio - 0.7%
		City of Cleveland, OH, Airport System Rev
	60,000	5.00%, 01/01/2022	68,107
	60,000	5.00%, 01/01/2023	69,490

			137,597

The accompanying notes are an integral part of these financial statements.

145

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Oregon - 0.8%
$	150,000	State of Oregon Housing & Community Services Department 3.50%, 07/01/2048	$159,932

		Pennsylvania - 9.4%
	165,000	Allegheny County, PA, Hospital DA 5.38%, 08/15/2029	175,872
	125,000	Beaver County, PA, GO 4.00%, 11/15/2018	128,435
	250,000	Commonwealth of Pennsylvania, GO 5.00%, 08/15/2019	266,732
	100,000	Lancaster County, PA, Hospital Auth 5.00%, 07/01/2020	107,069
		Lehigh County, PA, IDA
	65,000	1.80%, 02/15/2027(2)(3)	64,674
	55,000	1.80%, 09/01/2029(2)(3)	54,722
	150,000	Montgomery County, PA, IDA Rev 4.00%, 12/01/2020	158,642
	250,000	Pennsylvania Turnpike Commission Rev MUNIPSA + 0.98%, 1.90%, 12/01/2021(2)	253,757
	150,000	Philadelphia, IDA 5.00%, 12/01/2022	173,046
		Philadelphia, PA, Hospitals & Higher Education Facs Auth
	115,000	5.00%, 07/01/2019	120,712
	20,000	5.00%, 07/01/2020	21,451
		Philadelphia, School Dist GO
	85,000	4.00%, 09/01/2022	88,698
	65,000	5.00%, 09/01/2020	70,338
	150,000	Reading, PA, School Dist GO 5.00%, 03/01/2023	172,889

			1,857,037

		Puerto Rico - 0.4%
	40,000	Commonwealth of Puerto Rico, GO 5.50%, 07/01/2019	41,117
		Puerto Rico Electric Power Auth
	25,000	5.00%, 07/01/2019	25,498
	5,000	5.25%, 07/01/2019	5,120

			71,735

		Rhode Island - 2.0%
	150,000	Rhode Island Health & Educational Building Corp. 5.00%, 05/15/2022	169,143
	55,000	Rhode Island Housing & Mortgage Finance Corp. 4.00%, 10/01/2032	56,378
	100,000	Rhode Island Tobacco Settlement Financing Corp. 5.00%, 06/01/2020	108,217
	60,000	Rhode Island Tobacco Settlement Financing Corp. 5.00%, 06/01/2021	66,342

			400,080

		Tennessee - 3.0%
	150,000	Shelby County, TN, Health Educational & Housing Facs Board 4.00%, 09/01/2022	157,383
		Tennessee Housing Development Agency Rev
	165,000	3.50%, 07/01/2045	173,029
	240,000	3.50%, 01/01/2047	253,608

			584,020

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 97.5% - (continued)
		Texas - 12.4%
$	120,000	Arlington, TX, Higher Education Finance Corp. Rev 4.00%, 02/15/2018	$120,968
	105,000	City of San Antonio, TX, Airport System 5.00%, 07/01/2022	119,611
	350,000	Clear Creek ISD GO 1.45%, 02/15/2035(2)(3)	347,627
	200,000	Corpus Christi ISD GO 2.00%, 08/15/2047(2)(3)	202,250
	210,000	Harris County-Houston, TX, Sports Auth 5.00%, 11/15/2020	231,273
	100,000	Kerrville, TX, Health Facs Development Corp. 5.00%, 08/15/2020	108,456
		Lower Colorado River, TX, Auth Rev
	120,000	4.00%, 05/15/2020	128,025
	100,000	5.00%, 05/15/2020	109,017
	150,000	New Hope, TX, Cultural Education Facs Finance Corp. 1.70%, 11/01/2019	148,455
	265,000	North Texas Tollway Auth Rev 5.63%, 01/01/2033	266,988
	100,000	Tarrant County, TX, Cultural Education Facs Finance Corp. 4.50%, 11/15/2021	99,597
	75,000	Texas Municipal Gas Acquisition & Supply Corp. Rev 5.25%, 12/15/2018	78,151
	75,000	Texas State Municipal Gas Acquisition & Supply Corp. 5.25%, 12/15/2017	75,377
	400,000	University of Texas 5.00%, 07/01/2018	410,500

			2,446,295

		Virginia - 0.5%
	90,000	Wise County, VA, IDA Rev 1.88%, 11/01/2040(2)(3)	90,942

		Washington - 1.2%
	55,000	State of Washington, GO 5.00%, 08/01/2019	58,631
	80,000	Washington State Health Care Facs Auth Rev 5.00%, 10/01/2039	84,721
	100,000	Washington State Housing Finance Commission 4.38%, 01/01/2021(4)	100,040

			243,392

		Wisconsin - 0.6%
	100,000	Public Finance Auth, WI 5.00%, 05/15/2020(4)	106,436

		Total Municipal Bonds (cost $19,148,220)	$19,227,228

		Total Long-Term Investments (cost $19,148,220)	$19,227,228

The accompanying notes are an integral part of these financial statements.

146

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 4.6%
	Other Investment Pools & Funds - 4.6%
911,971	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class On behalf of	$911,971

	Total Short-Term Investments (cost $911,971)	$911,971

Total Investments (cost $20,060,191)	102.1%	$20,139,199
Other Assets and Liabilities	(2.1)%	(407,347)

Total Net Assets	100.0%	$19,731,852

The accompanying notes are an integral part of these financial statements.

147

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Security is a zero-coupon bond.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $408,759, which represented 2.1% of total net assets.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $468,873 at October 31, 2017.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation
ISD	Independent School District
IDA	Industrial Development Authority
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

148

Hartford Municipal Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Municipal Bonds	$19,227,228	$—	$19,227,228	$—
Short-Term Investments	911,971	911,971	—	—

Total	$20,139,199	$911,971	$19,227,228	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

149

The Hartford Quality Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7%
		Asset-Backed - Automobile - 1.1%
$	961,000	Capital Auto Receivables Asset Trust 3.62%, 05/20/2021	$983,450
	525,000	Santander Drive Auto Receivables Trust 2.74%, 01/15/2021	528,724

			1,512,174

		Asset-Backed - Credit Card - 0.9%
		Cabela's Credit Card Master Note Trust
	625,000	1 mo. LIBOR + 0.540%, 1.78%, 03/15/2023(1)	629,549
	605,000	2.71%, 02/17/2026(2)	610,341

			1,239,890

		Asset-Backed - Finance & Insurance - 6.8%
		BlueMountain CLO Ltd.
	675,000	3 mo. USD LIBOR + 1.420%, 2.74%, 11/20/2028(1)(2)	681,413
	605,000	3 mo. USD LIBOR + 2.500%, 3.86%, 04/13/2027(1)(2)	604,570
	550,000	Bowman Park CLO Ltd. 3 mo. USD LIBOR + 1.180%, 2.49%, 11/23/2025(1)(2)	550,148
	250,000	Carlyle Global Market Strategies Ltd. 3 mo. USD LIBOR + 1.300%, 2.65%, 04/17/2025(1)(2)	251,082
	397,244	Cent CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 07/23/2025(1)(2)	398,243
	125,000	HSI Asset Securitization Corp. Trust 1 mo. USD LIBOR + 0.270%, 1.51%, 02/25/2036(1)	121,469
	761,308	LCM XVII L.P. 3 mo. USD LIBOR + 1.350%, 2.71%, 10/15/2026(1)(2)	764,719
	785,000	Madison Park Funding Ltd. 3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(1)(2)	793,939
	445,000	Magnetite CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.66%, 04/15/2026(1)(2)	446,630
		Nationstar HECM Loan Trust
	213,246	1.97%, 05/25/2027(2)	213,069
	82,613	2.24%, 06/25/2026(1)(2)(3)	82,871
	1,210,000	NRZ Advance Receivables Trust 3.11%, 12/15/2050(2)	1,204,612
	152,566	SoFi Consumer Loan Program LLC 3.05%, 12/26/2025(2)	153,839
	875,000	Springleaf Funding Trust 3.16%, 11/15/2024(2)	879,961
	265,000	SPS Servicer Advance Receivables Trust 2.53%, 11/16/2048(2)	262,851
		Towd Point Mortgage Trust
	747,527	2.75%, 10/25/2056(1)(2)(3)	750,138
	234,328	2.75%, 04/25/2057(1)(2)(3)	235,540
	880,000	VOLT LX LLC 4.63%, 10/25/2047(2)(4)	875,025

			9,270,119

		Asset-Backed - Home Equity - 1.5%
	1,095,670	New Residential Mortgage Loan Trust 4.00%, 02/25/2057(1)(2)(3)	1,134,939
	960,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(2)	953,863

			2,088,802

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7% - (continued)
		Asset-Backed - Student Loan - 0.4%
$	561,058	SLM Student Loan Trust 3 mo. USD LIBOR + 0.040%, 1.41%, 01/25/2019(1)	$559,942

		Commercial Mortgage - Backed Securities - 9.2%
	1,100,000	245 Park Avenue Trust 3.66%, 06/05/2037(1)(2)(3)	1,120,468
	265,000	Citigroup Commercial Mortgage Trust 3.15%, 11/15/2049	267,352
		Commercial Mortgage Trust
	1,150,000	3.35%, 02/10/2048	1,178,812
	618,000	3.63%, 10/10/2048	645,295
	925,000	3.70%, 08/10/2048	974,441
		CSAIL Commercial Mortgage Trust
	1,180,950	3.72%, 08/15/2048	1,240,994
	925,000	3.81%, 11/15/2048	975,661
	750,000	CSMC Trust 2.76%, 04/05/2033(2)	756,241
		FREMF Mortgage Trust
	320,000	3.65%, 09/25/2024(2)	323,844
	320,000	3.70%, 04/25/2048(1)(2)(3)	323,850
	1,240,000	3.94%, 08/25/2023(1)(2)(3)	1,281,104
	600,000	3.95%, 08/25/2047(1)(2)(3)	620,890
	230,000	3.98%, 08/25/2027(1)(2)(3)	232,001
	165,000	4.22%, 06/25/2047(1)(2)(3)	173,413
	184,000	4.34%, 12/25/2044(1)(2)(3)	194,498
	200,000	4.54%, 10/25/2030(1)(2)(3)	202,946
	720,752	4.61%, 01/25/2048(1)(2)(3)	761,744
	500,000	GS Mortgage Securities Corp. 1 mo. LIBOR + 1.300%, 2.54%, 07/15/2032(1)(2)	500,521
	350,000	Wells Fargo Commercial Mortgage Trust 3.70%, 11/15/2048	368,205
	465,000	WF-RBS Commercial Mortgage Trust 3.61%, 11/15/2047	484,181

			12,626,461

		Whole Loan Collateral CMO - 8.8%
	123,354	Angel Oak Mortgage Trust LLC 2.81%, 01/25/2047(1)(2)(3)	123,105
		COLT Mortgage Loan Trust
	183,917	2.75%, 09/25/2046(1)(2)(3)	186,448
	498,828	3.75%, 12/26/2046(1)(2)(3)	511,606
		Connecticut Avenue Securities
	180,165	1 mo. USD LIBOR + 1.450%, 2.69%, 01/25/2029(1)	182,072
	534,894	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(1)	591,054
	269,669	Deephaven Residential Mortgage Trust 2.73%, 12/26/2046(1)(2)(3)	269,837
		Fannie Mae Connecticut Avenue Securities
	1,005,273	1 mo. USD LIBOR + 0.550%, 1.79%, 01/25/2030(1)	1,005,118
	541,841	1 mo. USD LIBOR + 0.750%, 1.99%, 02/25/2030(1)	542,921
	410,348	1 mo. USD LIBOR + 0.850%, 2.09%, 11/25/2029(1)	411,810
	640,951	1 mo. USD LIBOR + 1.150%, 2.39%, 09/25/2029(1)	646,381
	696,282	1 mo. USD LIBOR + 2.200%, 3.44%, 10/25/2028(1)	702,701

The accompanying notes are an integral part of these financial statements.

150

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 28.7% - (continued)
		Whole Loan Collateral CMO - 8.8% - (continued)
$	865,000	1 mo. USD LIBOR + 4.250%, 5.49%, 01/25/2029(1)	$963,667
	850,000	1 mo. USD LIBOR + 4.450%, 5.69%, 01/25/2029(1)	936,109
	966,973	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(1)	1,057,106
	355,829	GSR Mortgage Loan Trust 3.42%, 01/25/2036(1)(3)	355,613
	73,091	IndyMac Index Mortgage Loan Trust 3.64%, 06/25/2036(1)(3)	67,780
		LSTAR Securities Investment Trust
	261,440	1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(1)(2)	260,692
	210,941	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	210,952
	114,456	MortgageIT Trust 1 mo. USD LIBOR + 0.640%, 1.88%, 02/25/2035(1)	113,936
		New Residential Mortgage Loan Trust
	88,012	3.75%, 05/25/2054(1)(2)(3)	89,719
	256,994	3.75%, 11/25/2056(1)(2)(3)	264,118
	150,677	Residential Accredit Loans, Inc. 4.28%, 09/25/2035(1)(3)	126,873
	43,207	Sequoia Mortgage Trust 1 mo. USD LIBOR + 0.460%, 1.70%, 02/20/2035(1)	42,857
	690,088	Thornburg Mortgage Securities Trust 3.03%, 04/25/2045(1)(3)	692,561
		Towd Point Mortgage Trust
	495,977	2.25%, 04/25/2056(1)(2)(3)	492,846
	90,617	2.75%, 04/25/2055(1)(2)(3)	91,037
	341,744	2.75%, 08/25/2055(1)(2)(3)	342,781
	107,601	3.00%, 03/25/2054(1)(2)(3)	108,522
	642,000	3.75%, 04/25/2055(1)(2)(3)	669,655

			12,059,877

		Total Asset & Commercial Mortgage Backed Securities (cost $39,128,014)	$39,357,265

U.S. GOVERNMENT AGENCIES - 98.2%
		FHLMC - 41.4%
$	15,175	0.00%, 11/15/2036(5)(6)	$14,183
	7,287,484	0.29%, 01/25/2027(1)(3)(7)	173,731
	4,403,616	0.61%, 03/25/2027(1)(3)(7)	213,247
	2,828,287	0.71%, 01/25/2024(1)(3)(7)	95,837
	695,000	1.66%, 07/25/2041(1)(3)(7)	56,344
	2,250,000	1.81%, 11/25/2040(1)(3)(7)	171,620
	287,427	1 mo. USD LIBOR + 1.200%, 2.44%, 07/25/2029(1)	290,813
	322,745	1 mo. USD LIBOR + 1.120%, 2.44%, 08/25/2029(1)	325,863
	326,657	2.50%, 12/15/2026(7)	17,608
	1,468,581	2.50%, 03/15/2028(7)	116,919
	210,655	2.50%, 05/15/2028(7)	17,421
	306,666	3.00%, 05/15/2032(7)	25,503
	1,300,000	3.00%, 11/01/2032(8)	1,332,149
	202,559	3.00%, 03/15/2033(7)	25,642
	1,099,549	3.00%, 01/01/2037	1,117,376
	605,111	3.00%, 06/15/2041	616,198
	1,373,413	3.00%, 07/15/2041	1,398,372
	320,337	3.00%, 01/15/2045	297,559

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		FHLMC - 41.4% - (continued)
$	1,795,411	3.00%, 11/01/2046	$1,801,339
	2,602,334	3.00%, 12/01/2046	2,609,145
	995,000	3.12%, 10/25/2031(1)(3)	982,518
	560,250	1 mo. USD LIBOR + 1.950%, 3.19%, 05/25/2025(1)	572,703
	975,000	3.19%, 07/25/2027	1,002,564
	625,000	3.43%, 01/25/2027(1)(3)	655,467
	1,325,000	1 mo. USD LIBOR + 2.250%, 3.49%, 11/25/2028(1)	1,357,513
	378,511	3.50%, 06/15/2026(7)	30,057
	110,825	3.50%, 09/15/2026(7)	10,755
	199,085	3.50%, 03/15/2027(7)	18,357
	961,550	3.50%, 03/15/2041(7)	119,400
	1,478,538	3.50%, 08/01/2047	1,520,983
	2,500,000	3.50%, 11/01/2047	2,571,770
	9,500,000	3.50%, 11/01/2047(8)	9,766,074
	1,000,000	3.50%, 12/01/2047(8)	1,026,152
	316,695	4.00%, 08/15/2026(7)	30,697
	466,876	4.00%, 07/15/2027(7)	48,052
	920,586	4.00%, 03/15/2028(7)	92,527
	195,234	4.00%, 06/15/2028(7)	21,559
	388,769	4.00%, 06/15/2041	410,332
	571,000	4.00%, 08/15/2043	613,010
	366,832	4.00%, 07/01/2044	385,131
	1,386,649	4.00%, 09/01/2047	1,456,251
	3,350,000	4.00%, 11/01/2047(8)	3,515,668
	1,000,000	4.00%, 12/01/2047(8)	1,047,695
	1,271,393	4.04%, 05/25/2028(1)(3)	1,313,855
	126,944	4.50%, 02/01/2039	135,727
	1,237,384	4.50%, 07/01/2042	1,325,979
	210,731	4.50%, 09/01/2044	225,053
	12,465,000	4.50%, 11/01/2047(8)	13,316,125
	273,802	5.00%, 09/15/2033(7)	57,682
	508,399	5.00%, 05/01/2039	555,159
	792,460	5.00%, 08/01/2039	865,999
	294,150	5.00%, 07/01/2041	321,141
	100,000	5.00%, 11/01/2047(8)	108,213
	58,060	5.50%, 08/15/2033	64,408
	391,854	5.50%, 04/01/2038	435,683

			56,697,128

		FNMA - 33.1%
$	126,356	0.00%, 06/25/2036(5)(6)	110,280
	619,808	1.62%, 04/25/2055(1)(3)(7)	32,476
	843,501	1.86%, 08/25/2044(1)(3)(7)	40,577
	667,333	1.90%, 06/25/2055(1)(3)(7)	35,288
	469,175	2.00%, 09/25/2039	453,353
	335,000	2.00%, 02/25/2043	278,397
	52,820	2.50%, 06/25/2028(7)	4,166
	420,000	2.50%, 03/25/2043	368,710
	1,891,342	2.54%, 07/01/2026	1,844,356
	100,000	2.68%, 05/01/2025	100,209
	454,773	2.71%, 12/01/2027	450,475
	606,596	2.85%, 06/01/2027	607,531
	1,140,000	2.87%, 02/01/2032	1,101,133
	950,000	2.95%, 10/01/2025	968,269
	345,088	2.95%, 01/01/2028	345,960
	1,170,000	2.97%, 06/01/2027	1,178,916
	975,000	2.99%, 11/01/2025	989,778
	524,457	3.00%, 02/25/2027(7)	42,944
	176,070	3.00%, 09/25/2027(7)	18,305

The accompanying notes are an integral part of these financial statements.

151

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		FNMA - 33.1% - (continued)
$	484,758	3.00%, 02/25/2028(7)	$44,382
	141,027	3.00%, 04/25/2028(7)	13,292
	169,578	3.00%, 06/01/2032	173,859
	215,001	3.00%, 07/01/2032	220,429
	850,000	3.00%, 11/01/2032(8)	870,984
	1,109,435	3.00%, 03/01/2037	1,127,778
	298,488	3.00%, 10/01/2037	303,147
	486,215	3.00%, 04/25/2045	455,857
	347,375	3.02%, 03/01/2027	352,459
	1,335,579	3.10%, 01/01/2027	1,363,843
	1,162,049	3.14%, 11/01/2027	1,185,818
	1,340,000	3.38%, 12/01/2029	1,385,646
	1,875,327	3.50%, 11/01/2026	1,948,323
	229,786	3.50%, 05/25/2027(7)	24,194
	332,263	3.50%, 10/25/2027(7)	35,684
	82,954	3.50%, 05/25/2030(7)	10,418
	102,329	3.50%, 08/25/2030(7)	11,367
	266,088	3.50%, 02/25/2031(7)	23,951
	194,836	3.50%, 09/25/2035(7)	30,138
	254,452	3.50%, 09/01/2043	261,858
	443,281	3.50%, 10/01/2044	458,655
	470,186	3.50%, 02/01/2045	483,681
	880,462	3.50%, 01/01/2046	905,734
	439,515	3.50%, 02/01/2046	452,130
	947,712	3.50%, 09/01/2046	974,914
	392,243	3.50%, 10/01/2046	403,502
	157,305	3.50%, 10/25/2046(7)	36,140
	285,445	3.50%, 11/01/2046	295,411
	200,000	3.55%, 02/01/2030	209,872
	1,236,748	3.57%, 10/01/2029	1,299,871
	5,000	3.86%, 12/01/2025	5,369
	14,108	3.87%, 10/01/2025	15,204
	14,478	3.89%, 05/01/2030	15,600
	333,218	3.96%, 05/01/2034	357,922
	156,873	3.97%, 05/01/2029	169,427
	511,907	4.00%, 05/25/2027(7)	49,539
	700,000	4.00%, 11/01/2032(8)	723,023
	663,798	4.00%, 12/01/2040	699,825
	164,232	4.00%, 03/01/2041	173,094
	50,853	4.00%, 03/25/2042(7)	7,268
	547,320	4.00%, 11/25/2043	576,139
	27,029	4.00%, 08/01/2044	28,396
	253,691	4.00%, 10/01/2044	266,484
	448,036	4.00%, 11/01/2044	470,706
	457,536	4.00%, 05/01/2045	480,510
	274,588	4.00%, 07/01/2045	291,376
	973,488	4.00%, 05/01/2046	1,024,242
	238,275	4.00%, 06/01/2046	250,203
	284,044	4.00%, 04/01/2047	301,328
	5,560,000	4.00%, 11/01/2047(8)	5,835,828
	7,700,000	4.00%, 12/01/2047(8)	8,069,811
	9,143	4.06%, 10/01/2028	9,957
	488,150	4.06%, 03/01/2030	526,863
	92,878	4.50%, 07/25/2027(7)	10,131
	126,527	4.50%, 08/01/2041	137,117
	36,615	4.50%, 09/01/2041	39,441
	52,045	5.46%, 05/25/2042(1)(3)(7)	5,764
	325,000	5.50%, 11/01/2047(8)	358,601
	453,810	6.00%, 09/25/2047(7)	114,016

			45,347,644

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		GNMA - 21.9%
$	548,176	2.14%, 04/20/2040	$467,171
	230,240	3.00%, 09/20/2028(7)	21,047
	268,985	3.00%, 09/16/2042	251,754
	262,017	3.00%, 09/20/2042	245,907
	133,653	3.00%, 02/16/2043(7)	23,810
	74,418	3.00%, 08/15/2045	75,357
	178,127	3.00%, 11/20/2045	180,399
	10,294,919	3.00%, 12/20/2046(9)	10,426,227
	202,513	3.00%, 05/20/2047	189,663
	116,193	3.50%, 02/16/2027(7)	11,230
	270,802	3.50%, 03/20/2027(7)	28,089
	258,349	3.50%, 07/20/2040(7)	29,255
	330,432	3.50%, 02/20/2041(7)	40,202
	555,542	3.50%, 04/20/2042(7)	71,016
	831,887	3.50%, 10/20/2042(7)	170,353
	467,521	3.50%, 07/20/2043(7)	70,737
	2,388,802	3.50%, 08/20/2047	2,480,883
	1,174,962	3.50%, 10/20/2047	1,220,253
	2,425,000	3.50%, 11/01/2047(8)	2,515,843
	700,000	3.50%, 12/01/2047(8)	725,047
	1,712,088	4.00%, 04/16/2026(7)	180,630
	82,914	4.00%, 12/16/2026(7)	8,775
	1,027,027	4.00%, 05/20/2029(7)	107,936
	187,406	4.00%, 02/15/2041	199,694
	44,491	4.00%, 05/16/2042(7)	7,241
	158,978	4.00%, 03/20/2043(7)	36,172
	64,836	4.00%, 01/20/2044(7)	14,026
	518,049	4.00%, 03/20/2047(7)	100,556
	1,124,226	4.00%, 04/20/2047	1,183,476
	765,744	4.00%, 07/20/2047(7)	155,320
	1,150,000	4.00%, 10/20/2047	1,213,543
	1,275,000	4.00%, 11/01/2047(8)	1,338,750
	1,100,000	4.00%, 12/01/2047(8)	1,154,184
	443,149	4.50%, 06/20/2039	469,440
	268,961	4.50%, 09/16/2040	302,390
	67,824	4.50%, 09/20/2041	72,915
	38,858	4.50%, 05/20/2044	41,235
	82,895	4.50%, 06/20/2044	87,966
	70,099	4.50%, 10/20/2044	74,387
	234,913	4.50%, 04/20/2045(7)	52,328
	43,666	4.50%, 01/20/2046	46,337
	1,335,000	4.50%, 11/01/2047(8)	1,415,100
	181,014	5.00%, 05/20/2034	197,989
	56,479	5.00%, 07/15/2039	62,598
	654,686	5.00%, 02/16/2040(7)	152,962
	448,029	5.00%, 05/20/2040(7)	101,612
	689,640	5.00%, 04/20/2041	802,011
	42,867	5.00%, 06/15/2041	46,858
	216,093	5.00%, 10/16/2041(7)	36,947
	40,734	5.00%, 03/15/2044	44,520
	174,125	5.00%, 01/16/2047(7)	40,173
	512,272	5.50%, 05/20/2038	560,385
	399,407	5.50%, 03/20/2039(7)	89,827
	502,216	5.50%, 02/16/2047(7)	111,642
	29,205	6.00%, 01/15/2039	32,835
	186,448	6.00%, 09/15/2040	209,621
	431,646	6.00%, 02/20/2046(7)	100,791

			30,097,415

The accompanying notes are an integral part of these financial statements.

152

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 98.2% - (continued)
		SLM Student Loan Trust - 1.8%
$	431,021	3 mo. USD LIBOR + 0.550%, 1.92%, 04/27/2026(1)(2)	$432,810
	355,898	1 mo. USD LIBOR + 0.750%, 1.99%, 05/26/2026(1)	353,728
	829,245	3 mo. USD LIBOR + 1.200%, 2.52%, 12/15/2033(1)(2)	840,022
	835,471	3 mo. USD LIBOR + 1.500%, 2.87%, 04/25/2023(1)	856,559

			2,483,119

		Total U.S. Government Agencies (cost $134,766,955)	$134,625,306

U.S. GOVERNMENT SECURITIES - 5.3%
		Other Direct Federal Obligations - 0.6%
		FHLB - 0.06%
	700,000	Tennessee Valley Authority Power 4.25%, 09/15/2065	$793,582

		U.S. Treasury Securities - 4.7%
		U.S. Treasury Notes - 4.7%
	6,434,599	U.S. Treasury Notes 0.13%, 01/15/2023(10)	6,407,289

			6,407,289

		Total U.S. Government Securities (cost $7,276,607)	$7,200,871

		Total Long-Term Investments (cost $181,171,576)	$181,183,442

SHORT-TERM INVESTMENTS - 1.5%
		Other Investment Pools & Funds - 1.5%
	2,117,727	Fidelity Institutional Government Fund, Institutional Class, 0.92%(11)	$2,117,727

		Total Short-Term Investments (cost $2,117,727)	$2,117,727

Total Investments Excluding Purchased Options (cost $183,289,303)	133.7%	$183,301,169

Total Purchased Options (cost $863,250)	0.6%	$808,185

Total Investments (cost $184,152,553)	134.3%	$184,109,354
Other Assets and Liabilities	(34.3)%	(47,042,645)

Total Net Assets	100.0%	$137,066,709

The accompanying notes are an integral part of these financial statements.

153

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $23,233,463, which represented 17.0% of total net assets.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(5)	Securities disclosed are principal-only strips.

(6)	Security is a zero-coupon bond.

(7)	Securities disclosed are interest-only strips.

(8)	Represents or includes a TBA transaction.

(9)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(10)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(11)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 08/04/57	MSC	2.45%	Receive	08/02/27	USD	2,500,000	2,500,000	$345,539	$402,043	$(56,504)

Puts
3 Month USD-LIBOR-BBA- Interest Rate Swap Expiring 08/04/57	MSC	2.45%	Pay	08/02/27	USD	2,500,000	2,500,000	$462,646	$461,207	$1,439

Total purchased swaption contracts							5,000,000	$808,185	$863,250	$(55,065)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	173	12/19/2017	$21,614,188	$(102,269)
U.S. Treasury 2-Year Note Future	9	12/29/2017	1,938,234	(6,579)
U.S. Treasury Long Bond Future	32	12/19/2017	4,879,000	(48,799)
U.S. Treasury Ultra Bond Future	50	12/19/2017	8,239,063	(106,727)

Total				$(264,374)

Total futures contracts				$(264,374)

The accompanying notes are an integral part of these financial statements.

154

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$4,300,000	12/01/2047	$(4,296,893)	$(18,351)
FNMA, 2.50%	1,270,000	11/01/2032	(1,275,754)	2,189
FNMA, 3.00%	2,847,000	11/01/2047	(2,848,557)	1,425
FNMA, 3.50%	4,490,000	11/01/2032	(4,664,338)	5,788
FNMA, 3.50%	9,700,000	11/01/2047	(9,971,676)	754
FNMA, 4.00%	1,800,000	11/01/2047	(1,889,297)	351
FNMA, 4.50%	10,390,000	11/01/2047	(11,109,183)	25,288
FNMA, 5.00%	1,600,000	11/01/2047	(1,736,857)	6,143
GNMA, 3.00%	3,650,000	11/01/2047	(3,693,201)	15,949
GNMA, 4.00%	6,500,000	12/01/2047	(6,820,176)	1,650

Total (proceeds receivable $48,347,118)			$(48,305,932)	$41,186

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (35.2)% of total net assets.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.14% Fixed	USD	$800,000	05/15/24	Semi-Annual	$—	$(7,200)	$159	$7,359
3M USD LIBOR	2.14% Fixed	USD	3,080,000	05/15/24	Semi-Annual	—	—	4,204	4,204
3M USD LIBOR	2.20% Fixed	USD	3,065,000	05/15/24	Semi-Annual	—	—	(7,272)	(7,272)
3M USD LIBOR	2.20% Fixed	USD	3,075,000	05/15/24	Semi-Annual	—	—	(10,882)	(10,882)
3M USD LIBOR	2.28% Fixed	USD	525,000	07/14/27	Semi-Annual	—	(5,928)	1,518	7,446
3M USD LIBOR	2.28% Fixed	USD	5,925,000	07/14/27	Semi-Annual	—	—	(6,266)	(6,266)
3M USD LIBOR	2.69% Fixed	USD	1,075,000	11/15/43	Semi-Annual	—	—	(20,078)	(20,078)
3M USD LIBOR	2.41% Fixed	USD	312,500	08/03/47	Semi-Annual	—	—	11,268	11,268

Total						$—	$(13,128)	$(27,349)	$(14,221)

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
138,000,000	JPY	1,218,116	USD	CBK	11/17/17	$—	$(3,564)
4,918,822	USD	552,000,000	JPY	ANZ	11/17/17	60,616	—
1,234,027	USD	138,000,000	JPY	ANZ	01/17/18	15,340	—
1,222,308	USD	138,000,000	JPY	CBK	01/17/18	3,620	—

Total						$79,576	$(3,564)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
CBK	Citibank NA
MSC	Morgan Stanley

Currency Abbreviations:
JPY	Japanese Yen
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

155

The Hartford Quality Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$39,357,265	$—	$39,357,265	$—
U.S. Government Agencies	134,625,306	—	134,625,306	—
U.S. Government Securities	7,200,871	—	7,200,871	—
Short-Term Investments	2,117,727	2,117,727	—	—
Purchased Options	808,185	—	808,185	—
Foreign Currency Contracts(2)	79,576	—	79,576	—
Swaps - Interest Rate(2)	30,277	—	30,277	—

Total	$184,219,207	$2,117,727	$182,101,480	$—

Liabilities
Foreign Currency Contracts(2)	$(3,564)	$—	$(3,564)	$—
Futures Contracts(2)	(264,374)	(264,374)	—	—
Swaps - Interest Rate(2)	(44,498)	—	(44,498)	—
TBA Sale Commitments	(48,305,932)	—	(48,305,932)	—

Total	$(48,618,368)	$(264,374)	$(48,353,994)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

156

The Hartford Short Duration Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 15.1%
		Asset-Backed - Automobile - 0.6%
$	920,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	$919,926
	1,055,000	GM Financial Automobile Leasing Trust 1.97%, 05/20/2020	1,047,503
	3,000,000	Santander Drive Auto Receivables Trust 2.46%, 03/15/2022	3,010,166
	655,000	Westlake Automobile Receivables Trust 2.30%, 11/15/2019(1)	656,023

			5,633,618

		Asset-Backed - Credit Card - 0.3%
	2,480,000	Golden Credit Card Trust 1.60%, 09/15/2021(1)	2,464,024

		Asset-Backed - Finance & Insurance - 7.1%
		Apidos CLO
	1,586,562	3 mo. USD LIBOR + 1.100%, 2.46%, 04/15/2025(1)(2)	1,592,819
	3,110,000	3 mo. USD LIBOR + 1.310%, 2.66%, 04/17/2026(1)(2)	3,127,957
		Bayview Opportunity Master Fund Trust
	678,552	3.11%, 09/28/2032(1)	678,895
	688,329	3.50%, 01/28/2055(1)(2)(3)	703,768
	1,200,108	3.50%, 06/28/2057(1)(2)(3)	1,224,242
	1,521,977	3.50%, 01/28/2058(1)(2)(3)	1,557,735
	461,734	4.00%, 11/28/2053(1)(2)(3)	479,409
	1,422,604	4.00%, 10/28/2064(1)(2)(3)	1,478,247
		Carlyle Global Market Strategies Ltd.
	618,691	3 mo. USD LIBOR + 1.150%, 2.50%, 04/18/2025(1)(2)	621,524
	2,500,000	3 mo. USD LIBOR + 1.800%, 3.15%, 04/17/2025(1)(2)	2,499,052
	2,640,000	Cent CLO Ltd. 3 mo. USD LIBOR + 1.100%, 2.47%, 01/25/2026(1)(2)	2,651,027
	2,125,000	CIFC Funding Ltd. 3 mo. USD LIBOR + 1.250%, 2.61%, 07/16/2030(1)(2)	2,153,673
		Dryden Senior Loan Fund
	1,990,000	3 mo. USD LIBOR + 1.080%, 2.43%, 04/18/2026(1)(2)	1,995,266
	1,100,000	3 mo. USD LIBOR + 1.800%, 3.16%, 07/15/2027(1)(2)	1,110,235
	60,873	Hasco NIM Cayman Co. 6.25%, 12/26/2035*(1)(4)(5)(14)	—
	3,250,000	Limerock CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.65%, 04/18/2026(1)(2)	3,271,963
	180,481	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046*(1)(4)(5)(14)	—
	4,610,000	Magnetite Ltd. 3 mo. USD LIBOR + 1.500%, 2.87%, 07/25/2026(1)(2)	4,605,372
		Nationstar HECM Loan Trust
	1,105,601	1.97%, 05/25/2027(1)	1,104,683
	224,554	2.01%, 08/25/2026(1)	224,554
	1,572,824	2.04%, 09/25/2027(1)(2)(3)	1,572,708
	359,440	2.24%, 06/25/2026(1)(2)(3)	360,563
		NRZ Advance Receivables Trust
	4,205,000	3.11%, 12/15/2050(1)	4,186,275
	2,185,000	3.21%, 02/15/2051(1)	2,177,714

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -15.1% - (continued)
		Asset-Backed - Finance & Insurance - 7.1% - (continued)
$	2,210,835	Octagon Investment Partners Ltd. 3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2025(1)(2)	$2,215,619
	2,060,000	SBA Tower Trust 2.90%, 10/15/2044(1)(3)	2,075,917
	802,319	SoFi Consumer Loan Program LLC 3.28%, 01/26/2026(1)	812,085
	3,840,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	3,850,113
	4,035,000	Symphony CLO L.P. 1 mo. USD LIBOR + 1.750%, 2.99%, 01/09/2023(1)(2)	4,034,108
		Towd Point Mortgage Trust
	3,844,424	2.75%, 10/25/2056(1)(2)(3)	3,857,854
	1,016,638	2.75%, 04/25/2057(1)(2)(3)	1,021,897
	1,520,558	2.75%, 07/25/2057(1)(2)(3)	1,525,794
	1,485,000	Verizon Owner Trust 2.22%, 12/20/2021(1)	1,482,072
	1,910,000	Vibrant CLO Ltd. 3 mo. USD LIBOR + 1.480%, 2.84%, 04/20/2026(1)(2)	1,911,614
	972,487	VOLT LX LLC 3.25%, 04/25/2059(1)(3)	977,502
	1,745,000	VOLT LXIII LLC 3.00%, 10/25/2047(1)(3)	1,744,974
	1,160,000	Voya CLO Ltd. 3 mo. USD LIBOR + 0.950%, 2.31%, 10/14/2026(1)(2)	1,167,090

			66,054,320

		Asset-Backed - Home Equity - 0.9%
	651,293	Accredited Mortgage Loan Trust 1 mo. USD LIBOR + 0.680%, 1.92%, 01/25/2035(2)	652,552
	52,938	Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates 1 mo. USD LIBOR + 1.100%, 2.34%, 09/25/2034(2)	52,989
	1,395,474	Morgan Stanley Capital I Trust 1 mo. USD LIBOR + 0.760%, 2.00%, 01/25/2035(2)	1,397,876
	1,896,353	New Residential Mortgage Loan Trust 4.00%, 02/25/2057(1)(2)(3)	1,964,318
	4,000,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	3,974,427
	107,852	Renaissance Home Equity Loan Trust 9.79%, 04/25/2037*(1)(2)(3)	1
	351,717	Residential Asset Securities Corp. 5.22%, 07/25/2034(2)(3)	361,429

			8,403,592

		Commercial Mortgage - Backed Securities - 2.2%
	370,892	COMM Mortgage Trust 1.28%, 08/10/2046	370,285
	885,216	DBUBS Mortgage Trust 0.74%, 11/10/2046(1)(2)(3)(6)	15,158
		FREMF Mortgage Trust
	5,065,400	3.00%, 10/25/2047(1)(2)(3)	5,066,520
	885,000	3.81%, 06/25/2047(1)(2)(3)	901,778
	3,028,530	4.13%, 02/25/2046(1)(2)(3)	3,075,170
	2,370,000	4.16%, 09/25/2044(1)(2)(3)	2,395,932

The accompanying notes are an integral part of these financial statements.

157

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES -15.1% - (continued)
		Commercial Mortgage - Backed Securities - 2.2% - (continued)
		JP Morgan Chase Commercial Mortgage Securities Trust
$	1,666,138	3.91%, 05/05/2030(1)	$1,731,794
	3,125,000	4.39%, 07/15/2046(1)	3,310,539
	400,871	Morgan Stanley Re-Remic Trust 1.00%, 03/27/2051(1)	402,225
	3,190,000	Series RRX Trust 0.00%, 08/26/2044(1)(7)(8)	3,125,010

			20,394,411

		Whole Loan Collateral CMO - 4.0%
		Angel Oak Mortgage Trust LLC
	1,332,156	2.48%, 07/25/2047(1)(2)(3)	1,326,602
	503,990	2.81%, 01/25/2047(1)(2)(3)	502,973
	4,400,110	CIM Trust 3.00%, 04/25/2057(1)(2)(3)	4,430,516
		COLT Mortgage Loan Trust
	713,056	2.80%, 12/26/2046(1)(2)(3)	713,320
	1,014,471	3.75%, 12/26/2046(1)(2)(3)	1,040,457
		Connecticut Avenue Securities
	62,968	1 mo. USD LIBOR + 0.950%, 2.19%, 05/25/2024(2)	63,005
	118,542	1 mo. USD LIBOR + 1.200%, 2.44%, 07/25/2024(2)	118,630
		Deephaven Residential Mortgage Trust
	1,419,602	2.45%, 06/25/2047(1)(2)(3)	1,411,902
	932,909	2.73%, 12/26/2046(1)(2)(3)	933,489
	1,124,056	Fannie Mae Connecticut Avenue Securities 1 mo. USD LIBOR + 1.150%, 2.39%, 09/25/2029(2)	1,133,578
	1,276,751	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	1,276,816
	1,107,845	MFA Trust 2.59%, 02/25/2057(1)(2)(3)	1,100,881
		Mill City Mortgage Loan Trust
	1,266,819	2.50%, 04/25/2057(1)(2)(3)	1,264,237
	3,265,167	2.75%, 02/25/2058(1)(2)(3)	3,272,072
	2,500,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(2)	2,499,977
		New Residential Mortgage Loan Trust
	929,772	3.25%, 09/25/2056(1)(2)(3)	943,026
	898,389	3.75%, 11/26/2035(1)(2)(3)	925,010
	669,279	3.75%, 03/25/2056(1)(2)(3)	689,308
	967,829	3.75%, 11/25/2056(1)(2)(3)	994,657
	1,847,749	4.00%, 03/25/2057(1)(2)(3)	1,914,414
	1,271,929	4.00%, 04/25/2057(1)(2)(3)	1,315,855
	1,968,033	4.00%, 05/25/2057(1)(2)(3)	2,039,976
		Towd Point Mortgage Trust
	1,673,475	2.25%, 04/25/2056(1)(2)(3)	1,662,913
	2,747,167	2.25%, 07/25/2056(1)(2)(3)	2,726,382
	633,320	2.75%, 02/25/2055(1)(2)(3)	635,732
	1,576,300	2.75%, 04/25/2055(1)(2)(3)	1,582,742
	666,908	2.75%, 05/25/2055(1)(2)(3)	669,450

			37,187,920

		Total Asset & Commercial Mortgage Backed Securities (cost $140,560,959)	$140,137,885

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4%
		Aerospace/Defense - 0.0%
$	365,000	BAE Systems Holdings, Inc. 2.85%, 12/15/2020(1)	$368,970

		Agriculture - 0.1%
	644,000	Reynolds American, Inc. 3.25%, 06/12/2020	660,338

		Auto Manufacturers - 3.1%
	2,500,000	American Honda Finance Corp. 1.70%, 09/09/2021	2,454,780
		Daimler Finance NA LLC
	2,000,000	2.00%, 07/06/2021(1)	1,969,054
	2,500,000	2.25%, 09/03/2019(1)	2,508,214
		Ford Motor Credit Co. LLC
	3,500,000	2.02%, 05/03/2019	3,497,521
	2,000,000	2.46%, 03/27/2020	2,008,259
		General Motors Financial Co., Inc.
	2,500,000	3.15%, 06/30/2022	2,526,269
	2,500,000	3.20%, 07/06/2021	2,550,944
		Harley-Davidson Financial Services, Inc.
	840,000	2.40%, 09/15/2019(1)	842,864
	2,500,000	2.85%, 01/15/2021(1)	2,522,591
		Hyundai Capital America
	2,000,000	2.00%, 07/01/2019(1)	1,983,579
	2,490,000	2.60%, 03/19/2020(1)	2,484,544
		Nissan Motor Acceptance Corp.
	1,000,000	2.15%, 09/28/2020(1)	996,788
	1,250,000	2.55%, 03/08/2021(1)	1,256,400
	750,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(1)	753,375

			28,355,182

		Auto Parts & Equipment - 0.6%
	500,000	Delphi Automotive plc 3.15%, 11/19/2020	511,817
	4,237,000	Goodyear Tire & Rubber Co. 8.75%, 08/15/2020	4,936,105

			5,447,922

		Beverages - 0.8%
	4,000,000	Anheuser-Busch InBev Finance, Inc. 2.65%, 02/01/2021	4,051,038
	2,435,000	Constellation Brands, Inc. 2.65%, 11/07/2022	2,424,822
	340,000	2.70%, 05/09/2022	340,918
	625,000	Molson Coors Brewing Co. 2.10%, 07/15/2021	617,504

			7,434,282

		Biotechnology - 0.5%
	1,500,000	Amgen, Inc. 2.13%, 05/01/2020	1,498,546
	1,055,000	Biogen, Inc. 2.90%, 09/15/2020	1,077,133
	2,000,000	Celgene Corp. 2.88%, 08/15/2020	2,030,890

			4,606,569

		Chemicals - 0.5%
	4,500,000	Air Liquide Finance S.A. 1.75%, 09/27/2021(1)	4,393,899

The accompanying notes are an integral part of these financial statements.

158

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Commercial Banks - 20.4%
		ABN Amro Bank N.V.
$	1,500,000	1.80%, 09/20/2019(1)	$1,493,265
	1,000,000	2.45%, 06/04/2020(1)	1,006,270
		Banco Santander S.A.
	1,600,000	3.13%, 02/23/2023	1,605,728
	1,200,000	3.50%, 04/11/2022	1,229,599
		Bank of America Corp.
	3,020,000	2.15%, 11/09/2020	3,007,208
	3,500,000	2.50%, 10/21/2022	3,459,524
	2,000,000	2.63%, 10/19/2020	2,017,471
	2,000,000	2.63%, 04/19/2021	2,009,954
	1,395,000	Bank of New York Mellon Corp. 3 mo. USD LIBOR + 1.050%, 2.43%, 10/30/2023(2)	1,432,038
	1,000,000	Bank of Nova Scotia 2.70%, 03/07/2022	1,007,614
	3,250,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 2.35%, 09/08/2019(1)	3,265,442
	1,500,000	Banque Federative du Credit Mutuel S.A. 2.70%, 07/20/2022(1)	1,501,631
		Barclays plc
	2,500,000	2.75%, 11/08/2019	2,523,825
	1,850,000	2.88%, 06/08/2020	1,869,379
	2,625,000	3.25%, 01/12/2021	2,667,244
		BB&T Corp.
	1,750,000	2.05%, 05/10/2021	1,738,791
	1,750,000	2.75%, 04/01/2022	1,772,879
		BNP Paribas S.A.
	1,500,000	2.38%, 05/21/2020	1,514,139
	580,000	2.95%, 05/23/2022(1)	586,196
		BPCE S.A.
	1,650,000	2.50%, 07/15/2019	1,663,324
	300,000	3.00%, 05/22/2022(1)	301,415
	1,250,000	Capital One Financial Corp. 3.05%, 03/09/2022	1,267,792
		Citigroup, Inc.
	2,000,000	2.40%, 02/18/2020	2,010,330
	965,000	2.50%, 07/29/2019	971,369
	4,500,000	2.90%, 12/08/2021	4,548,175
		Citizens Bank NA
	770,000	2.55%, 05/13/2021	773,168
	4,500,000	2.65%, 05/26/2022	4,497,163
	665,000	Citizens Financial Group, Inc. 2.38%, 07/28/2021	659,726
	1,555,000	Compass Bank 2.75%, 09/29/2019	1,566,753
		Cooperatieve Rabobank UA
	1,650,000	2.50%, 01/19/2021	1,666,558
	1,500,000	2.75%, 01/10/2022	1,522,979
	1,800,000	Credit Agricole S.A. 2.75%, 06/10/2020(1)	1,825,429
	2,001,000	Credit Suisse Group AG 3.57%, 01/09/2023(1)	2,048,751
	2,000,000	Credit Suisse Group Funding Guernsey Ltd. 3.45%, 04/16/2021	2,055,835
		Danske Bank A/S
	1,120,000	2.00%, 09/08/2021(1)	1,102,305
	1,250,000	2.70%, 03/02/2022(1)	1,256,050
	1,250,000	2.80%, 03/10/2021(1)	1,267,458
	2,290,000	Deutsche Bank AG 2.70%, 07/13/2020	2,298,078

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Commercial Banks - 20.4% - (continued)
$	2,600,000	Discover Bank 3.10%, 06/04/2020	$2,650,890
	2,150,000	DNB Bank ASA 2.38%, 06/02/2021(1)	2,152,983
		Fifth Third Bancorp
	1,100,000	2.25%, 06/14/2021	1,098,412
	1,750,000	2.60%, 06/15/2022	1,743,456
	1,500,000	Fifth Third Bank 2.20%, 10/30/2020	1,500,529
		Goldman Sachs Group, Inc.
	1,225,000	2.35%, 11/15/2021	1,213,316
	2,000,000	2.60%, 12/27/2020	2,011,091
	660,000	2.63%, 04/25/2021	662,411
	545,000	2.75%, 09/15/2020	550,866
	1,005,000	2.88%, 02/25/2021	1,017,952
	4,000,000	3.00%, 04/26/2022	4,038,582
	1,800,000	HSBC Holdings plc 2.95%, 05/25/2021	1,831,004
	2,135,000	3 mo. USD LIBOR + 1.055%, 3.26%, 03/13/2023(2)	2,181,977
	1,150,000	3.40%, 03/08/2021	1,185,161
	1,550,000	HSBC USA, Inc. 2.35%, 03/05/2020	1,558,513
		Huntington Bancshares, Inc.
	2,000,000	2.30%, 01/14/2022	1,974,918
	1,700,000	3.15%, 03/14/2021	1,741,359
		Huntington National Bank
	1,785,000	2.20%, 04/01/2019	1,791,677
	1,250,000	2.38%, 03/10/2020	1,256,436
	2,395,000	ING Bank N.V. 2.50%, 10/01/2019(1)	2,413,517
	705,000	ING Groep N.V. 3.15%, 03/29/2022	719,155
	1,955,000	Intesa Sanpaolo S.p.A. 3.13%, 07/14/2022(1)	1,960,179
		JP Morgan Chase & Co.
	4,000,000	2.30%, 08/15/2021	3,983,324
	3,000,000	2.40%, 06/07/2021	3,005,107
	3,000,000	2.55%, 03/01/2021	3,019,349
	1,800,000	3 mo. USD LIBOR + 1.230%, 2.60%, 10/24/2023(2)	1,848,240
	1,500,000	2.75%, 06/23/2020	1,523,493
		KeyBank NA
	1,500,000	2.40%, 06/09/2022	1,491,352
	2,000,000	2.50%, 12/15/2019	2,021,382
	905,000	2.50%, 11/22/2021	908,551
	2,500,000	Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	2,510,746
	1,045,000	1 mo. USD LIBOR + 1.215%, 2.46%, 12/28/2020(2)	1,043,970
	1,500,000	Mizuho Financial Group, Inc. 2.63%, 04/12/2021(1)	1,501,158
	1,000,000	Morgan Stanley 3 mo. USD LIBOR + 0.930%, 2.29%, 07/22/2022(2)	1,006,889
	920,000	2.50%, 04/21/2021	922,019
	1,500,000	2.65%, 01/27/2020	1,513,533
	2,000,000	2.75%, 05/19/2022	2,004,987
	2,000,000	3 mo. USD LIBOR + 1.400%, 2.77%, 10/24/2023(2)	2,056,203
	1,750,000	5.63%, 09/23/2019	1,860,912

The accompanying notes are an integral part of these financial statements.

159

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Commercial Banks - 20.4% - (continued)
$	1,000,000	National Australia Bank Ltd. 1.88%, 07/12/2021	$982,688
	2,000,000	Nordea Bank AB 1.63%, 09/30/2019(1)	1,986,246
	1,500,000	PNC Bank NA 2.45%, 11/05/2020	1,512,008
		Regions Financial Corp.
	2,500,000	2.75%, 08/14/2022	2,504,347
	2,250,000	3.20%, 02/08/2021	2,300,880
	1,500,000	Royal Bank of Canada 2.50%, 01/19/2021	1,514,042
		Santander Holdings USA, Inc.
	1,115,000	2.65%, 04/17/2020	1,122,085
	3,530,000	3.70%, 03/28/2022(1)	3,611,845
	2,250,000	Santander UK plc 2.38%, 03/16/2020	2,268,514
		Skandinaviska Enskilda Banken AB
	1,400,000	2.63%, 11/17/2020(1)	1,416,267
	1,500,000	2.80%, 03/11/2022	1,520,594
	1,800,000	Societe Generale S.A. 3.25%, 01/12/2022(1)	1,829,001
	3,000,000	Standard Chartered plc 2.40%, 09/08/2019(1)	3,005,859
	2,200,000	Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020	2,227,924
	895,000	SunTrust Banks, Inc. 2.90%, 03/03/2021	909,805
		Svenska Handelsbanken AB
	1,010,000	1.88%, 09/07/2021	992,356
	1,500,000	2.45%, 03/30/2021	1,508,624
		Toronto-Dominion Bank
	1,500,000	2.13%, 04/07/2021	1,493,142
	2,000,000	2.50%, 12/14/2020	2,020,605
		UBS Group Funding Switzerland AG
	1,000,000	2.95%, 09/24/2020(1)	1,016,102
	1,750,000	3.00%, 04/15/2021(1)	1,776,294
	3,250,000	UniCredit S.p.A. 3.75%, 04/12/2022(1)	3,327,375
		Wells Fargo & Co.
	2,000,000	2.10%, 07/26/2021	1,976,344
	1,875,000	2.15%, 01/30/2020	1,879,221
	2,500,000	2.50%, 03/04/2021	2,510,243
	3,000,000	3 mo. USD LIBOR + 1.230%, 2.61%, 10/31/2023(2)	3,086,555

			188,785,420

		Commercial Services - 0.4%
	1,870,000	ERAC USA Finance LLC 2.35%, 10/15/2019(1)	1,874,093
	1,500,000	Total System Services, Inc. 3.80%, 04/01/2021	1,552,552

			3,426,645

		Construction Materials - 0.2%
	2,000,000	Fortune Brands Home & Security, Inc. 3.00%, 06/15/2020	2,035,861

		Diversified Financial Services - 3.8%
		Air Lease Corp.
	2,500,000	2.13%, 01/15/2020	2,497,262
	2,700,000	2.63%, 07/01/2022	2,689,796

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Construction Materials - 0.2% - (continued)
		Ally Financial, Inc.
$	3,000,000	3.25%, 11/05/2018	$3,022,650
	1,500,000	4.75%, 09/10/2018	1,530,015
	2,500,000	Capital One Bank USA NA 2.30%, 06/05/2019	2,504,732
	1,150,000	Credit Agricole S.A. 2.38%, 07/01/2021(1)	1,148,947
	3,130,000	GE Capital International Funding Co. 2.34%, 11/15/2020	3,145,493
	2,025,000	LeasePlan Corp. N.V. 2.88%, 01/22/2019(1)	2,027,791
	2,500,000	Macquarie Group Ltd. 3.00%, 12/03/2018(1)	2,527,035
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	2,000,000	6.50%, 08/01/2018	2,005,000
	1,250,000	6.50%, 07/01/2021	1,268,750
	2,000,000	Navient Corp. 6.50%, 06/15/2022	2,122,500
	2,525,000	Protective Life Global Funding 2.62%, 08/22/2022(1)	2,507,811
	1,350,000	Societe Generale S.A. 2.50%, 04/08/2021(1)	1,351,818
		Synchrony Financial
	610,000	2.70%, 02/03/2020	615,126
	2,255,000	3.00%, 08/15/2019	2,287,283
	1,350,000	Visa, Inc. 2.80%, 12/14/2022	1,375,399

			34,627,408

		Electric - 2.4%
	2,500,000	AEP Texas, Inc. 2.40%, 10/01/2022(1)	2,478,338
	1,000,000	Ameren Illinois Co. 9.75%, 11/15/2018	1,078,032
		Dominion Energy, Inc.
	2,500,000	2.50%, 12/01/2019	2,517,126
	490,000	2.96%, 07/01/2019(9)	496,565
	395,000	Emera U.S. Finance L.P. 2.70%, 06/15/2021	396,794
	3,150,000	Enel Finance International N.V. 2.88%, 05/25/2022(1)	3,168,831
	1,055,000	Eversource Energy 2.50%, 03/15/2021	1,058,101
	805,000	Exelon Corp. 2.85%, 06/15/2020	819,028
	970,000	FirstEnergy Corp. 2.85%, 07/15/2022	969,867
	2,285,000	Fortis, Inc. 2.10%, 10/04/2021	2,242,288
	1,520,000	NextEra Energy Capital Holdings, Inc. 2.30%, 04/01/2019	1,524,850
	2,650,000	SCANA Corp. 4.75%, 05/15/2021	2,756,884
	3,000,000	Southern Co. 2.35%, 07/01/2021	2,984,318

			22,491,022

		Electronics - 0.1%
	850,000	Fortive Corp. 2.35%, 06/15/2021	845,210

The accompanying notes are an integral part of these financial statements.

160

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Engineering & Construction - 0.3%
		SBA Tower Trust
$	1,300,000	2.24%, 04/09/2043(1)	$1,300,170
	1,760,000	3.17%, 04/09/2047(1)	1,767,164

			3,067,334

		Entertainment - 0.6%
	2,835,000	Eldorado Resorts, Inc. 7.00%, 08/01/2023	3,061,800
	2,340,000	GLP Capital L.P. / GLP Financing II, Inc. 4.38%, 11/01/2018	2,361,060

			5,422,860

		Food - 1.2%
	4,000,000	Danone S.A. 2.08%, 11/02/2021(1)	3,931,939
	330,000	JM Smucker Co. 2.50%, 03/15/2020	332,592
	1,425,000	Kraft Heinz Foods Co. 2.80%, 07/02/2020	1,443,402
	1,415,000	Kroger Co. 1.50%, 09/30/2019	1,399,870
	2,500,000	Mondelez International Holdings Netherlands B.V. 2.00%, 10/28/2021(1)	2,453,298
	1,195,000	Tyson Foods, Inc. 2.65%, 08/15/2019	1,207,194

			10,768,295

		Forest Products & Paper - 0.3%
	2,650,000	Georgia-Pacific LLC 2.54%, 11/15/2019(1)	2,677,684

		Gas - 0.2%
	1,605,000	CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	1,690,071

		Healthcare-Services - 0.9%
	4,000,000	Anthem, Inc. 2.25%, 08/15/2019	4,011,488
	1,810,000	Dignity Health 2.64%, 11/01/2019	1,821,931
	590,000	Laboratory Corp. of America Holdings 2.63%, 02/01/2020	594,839
	1,525,000	UnitedHealth Group, Inc. 2.13%, 03/15/2021	1,524,956

			7,953,214

		Insurance - 2.2%
	4,000,000	American International Group, Inc. 2.30%, 07/16/2019	4,019,523
	775,000	Chubb INA Holdings, Inc. 2.30%, 11/03/2020	780,869
	3,000,000	Jackson National Life Global Funding 2.50%, 06/27/2022(1)	2,992,265
	985,000	Marsh & McLennan Cos., Inc. 2.35%, 09/10/2019	989,790
	2,300,000	MassMutual Global Funding 2.00%, 04/15/2021(1)	2,279,023
		Metropolitan Life Global Funding
	1,500,000	1.95%, 09/15/2021(1)	1,478,264
	1,500,000	2.05%, 06/12/2020(1)	1,498,885
	861,000	Nuveen Finance LLC 2.95%, 11/01/2019(1)	873,486

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Insurance - 2.2% - (continued)
$	1,255,000	Principal Life Global Funding 2.20%, 04/08/2020(1)	$1,254,392
	1,500,000	Prudential Financial, Inc. 2.35%, 08/15/2019	1,507,048
	390,000	QBE Insurance Group Ltd. 2.40%, 05/01/2018(1)	389,882
	705,000	Trinity Acquisition plc 3.50%, 09/15/2021	718,363
	1,445,000	Unum Group 3.00%, 05/15/2021	1,461,571

			20,243,361

		Internet - 0.2%
	2,000,000	Netflix, Inc. 5.50%, 02/15/2022	2,142,500

		Iron/Steel - 0.2%
	1,500,000	Steel Dynamics, Inc. 5.13%, 10/01/2021	1,539,375

		IT Services - 1.2%
	4,000,000	Dell International LLC / EMC Corp. 3.48%, 06/01/2019(1)	4,071,745
	2,390,000	DXC Technology Co. 2.88%, 03/27/2020	2,420,863
	1,250,000	Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	1,292,518
		NCR Corp.
	1,250,000	4.63%, 02/15/2021	1,268,750
	2,200,000	5.00%, 07/15/2022	2,249,500

			11,303,376

		Lodging - 0.8%
	3,320,000	Choice Hotels International, Inc. 5.70%, 08/28/2020	3,585,600
	1,500,000	Marriott International, Inc. 2.30%, 01/15/2022	1,482,675
	2,000,000	MGM Resorts International 5.25%, 03/31/2020	2,105,000

			7,173,275

		Machinery-Diversified - 0.7%
		CNH Industrial Capital LLC
	1,275,000	3.88%, 07/16/2018	1,292,200
	2,000,000	4.38%, 11/06/2020	2,096,900
	995,000	4.38%, 04/05/2022	1,054,700
	2,300,000	John Deere Capital Corp. 2.15%, 09/08/2022	2,267,813

			6,711,613

		Media - 1.8%
	3,000,000	CBS Corp. 2.30%, 08/15/2019	3,018,810
	1,685,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,730,325
	1,075,000	Discovery Communications LLC 2.20%, 09/20/2019	1,076,308
	2,195,000	Scripps Networks Interactive, Inc. 2.80%, 06/15/2020	2,213,275
	1,770,000	Sky plc 2.63%, 09/16/2019(1)	1,781,152
	2,500,000	Time Warner Cable LLC 8.25%, 04/01/2019	2,707,001

The accompanying notes are an integral part of these financial statements.

161

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Media - 1.8% - (continued)
$	2,800,000	Time Warner, Inc. 4.88%, 03/15/2020	$2,968,581
	1,500,000	Viacom, Inc. 2.75%, 12/15/2019	1,508,351

			17,003,803

		Mining - 0.6%
		Anglo American Capital plc
	2,250,000	3.75%, 04/10/2022(1)	2,319,067
	1,500,000	4.13%, 04/15/2021(1)	1,567,080
	1,015,000	Freeport-McMoRan, Inc. 2.38%, 03/15/2018	1,015,000
	320,000	Glencore Funding LLC 3.00%, 10/27/2022(1)	320,592

			5,221,739

		Miscellaneous Manufacturing - 0.1%
	736,000	Pentair Finance S.a.r.l. 2.90%, 09/15/2018	741,474

		Oil & Gas - 1.5%
	2,500,000	Anadarko Petroleum Corp. 4.85%, 03/15/2021	2,654,762
	875,000	Canadian Natural Resources Ltd. 2.95%, 01/15/2023	879,843
	1,000,000	ConocoPhillips Co. 2.20%, 05/15/2020	1,002,534
	3,000,000	EQT Corp. 2.50%, 10/01/2020	2,998,787
	1,755,000	Exxon Mobil Corp. 2.22%, 03/01/2021	1,766,358
	1,726,000	Marathon Oil Corp. 2.70%, 06/01/2020	1,724,259
	1,015,000	Noble Energy, Inc. 4.15%, 12/15/2021	1,070,742
	455,000	Petroleos Mexicanos 5.50%, 02/04/2019	471,835
	1,565,000	Pioneer Natural Resources Co. 3.45%, 01/15/2021	1,612,665

			14,181,785

		Oil & Gas Services - 0.3%
	2,500,000	Schlumberger Holdings Corp. 3.00%, 12/21/2020(1)	2,555,086

		Pharmaceuticals - 2.0%
		AbbVie, Inc.
	1,250,000	2.30%, 05/14/2021	1,248,179
	1,330,000	2.50%, 05/14/2020	1,340,783
		Allergan Funding SCS
	490,000	2.45%, 06/15/2019	493,108
	3,855,000	3.00%, 03/12/2020	3,913,566
	1,300,000	Bayer U.S. Finance LLC 2.38%, 10/08/2019(1)	1,306,936
	1,435,000	Cardinal Health, Inc. 2.40%, 11/15/2019	1,441,467
	2,115,000	Express Scripts Holding Co. 2.25%, 06/15/2019	2,121,414
	945,000	Mylan N.V. 3.75%, 12/15/2020	979,495
	3,000,000	Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	2,988,019

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Pharmaceuticals - 2.0% - (continued)
		Teva Pharmaceutical Finance Netherlands B.V.
$	1,125,000	1.70%, 07/19/2019	$1,101,043
	1,800,000	2.20%, 07/21/2021	1,694,309

			18,628,319

		Pipelines - 1.2%
	1,195,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	1,198,399
		Enterprise Products Operating LLC
	1,195,000	2.55%, 10/15/2019	1,204,242
	1,700,000	2.85%, 04/15/2021	1,728,886
		Kinder Morgan Energy Partners L.P.
	1,175,000	5.30%, 09/15/2020	1,262,747
	865,000	6.85%, 02/15/2020	952,123
	4,300,000	Plains All American Pipeline L.P. / PAA Finance Corp. 6.50%, 05/01/2018	4,391,666

			10,738,063

		Real Estate - 0.3%
	2,000,000	WEA Finance LLC 3.15%, 04/05/2022(1)	2,020,521
	1,100,000	WEA Finance LLC / Westfield UK & Europe Finance plc 3.25%, 10/05/2020(1)	1,121,880

			3,142,401

		Real Estate Investment Trusts - 0.9%
	1,755,000	American Tower Corp. 3.30%, 02/15/2021	1,800,684
	240,000	Crown Castle International Corp. 3.40%, 02/15/2021	246,694
	2,580,000	ERP Operating L.P. 2.38%, 07/01/2019	2,599,200
	1,870,000	Scentre Group Trust 2.38%, 11/05/2019(1)	1,874,788
		Simon Property Group L.P.
	1,000,000	2.50%, 09/01/2020	1,009,488
	860,000	2.50%, 07/15/2021	864,630

			8,395,484

		Retail - 0.4%
	320,000	AutoZone, Inc. 1.63%, 04/21/2019	318,203
		CVS Health Corp.
	2,350,000	2.13%, 06/01/2021	2,315,384
	715,000	2.80%, 07/20/2020	723,498
	550,000	McDonald's Corp. 2.75%, 12/09/2020	560,973

			3,918,058

		Savings & Loans - 0.1%
	885,000	Nationwide Building Society 2.35%, 01/21/2020(1)	888,852

		Semiconductors - 0.8%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
	2,700,000	2.38%, 01/15/2020(1)	2,715,070
	2,700,000	3.00%, 01/15/2022(1)	2,737,423
	2,000,000	NXP B.V. / NXP Funding LLC 4.13%, 06/01/2021(1)	2,090,000

			7,542,493

The accompanying notes are an integral part of these financial statements.

162

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.4% - (continued)
		Software - 0.3%
$	541,000	Fidelity National Information Services, Inc. 2.25%, 08/15/2021	$536,964
	2,375,000	Oracle Corp. 1.90%, 09/15/2021	2,350,226

			2,887,190

		Telecommunications - 1.8%
		AT&T, Inc.
	2,000,000	2.80%, 02/17/2021	2,028,715
	1,250,000	2.85%, 02/14/2023	1,241,525
	5,500,000	Nokia Oyj 3.38%, 06/12/2022	5,479,375
	4,495,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	4,560,178
	3,600,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	3,642,840

			16,952,633

		Toys/Games/Hobbies - 0.2%
	2,000,000	Mattel, Inc. 2.35%, 05/06/2019	1,965,540

		Transportation - 1.2%
	3,450,000	AP Moller - Maersk A/S 2.55%, 09/22/2019(1)	3,466,582
	825,000	FedEx Corp. 2.30%, 02/01/2020	830,157
	1,500,000	Penske Truck Leasing Co. L.P. 2.70%, 03/14/2023(1)	1,482,581
		Penske Truck Leasing Co. L.P. / PTL Finance Corp.
	2,050,000	2.50%, 06/15/2019(1)	2,062,376
	45,000	2.88%, 07/17/2018(1)	45,343
	1,000,000	3.20%, 07/15/2020(1)	1,023,031
		Ryder System, Inc.
	1,270,000	2.25%, 09/01/2021	1,258,321
	1,075,000	2.45%, 09/03/2019	1,082,754

			11,251,145

		Trucking & Leasing - 0.2%
	2,125,000	TTX Co. 2.25%, 02/01/2019(1)	2,127,435

		Total Corporate Bonds (cost $508,667,296)	$512,313,186

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
		Saudi Arabia - 0.3%
	2,810,000	Saudi Government International Bond 2.38%, 10/26/2021(1)	$2,762,342

		Total Foreign Government Obligations (cost $2,782,097)	$2,762,342

MUNICIPAL BONDS - 1.3%
		General - 0.5%
	365,000	New Jersey State Econ DA 0.00%, 02/15/2018(8)	$363,160

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.3% - (continued)
		General - 0.5% - (continued)
		State Board of Administration Finance Corp. FL
$	2,500,000	2.16%, 07/01/2019	$2,506,350
	2,160,000	2.64%, 07/01/2021	2,165,271

			5,034,781

		General Obligation - 0.6%
	2,805,000	Country of Cook IL 4.74%, 11/15/2022	3,008,811
		Illinois State, GO
	1,530,000	5.67%, 03/01/2018	1,547,213
	1,175,000	5.88%, 03/01/2019	1,216,795

			5,772,819

		Transportation - 0.2%
	1,750,000	Alameda Corridor Transportation Auth. 0.00%, 10/01/2022(8)	1,505,542

		Total Municipal Bonds (cost $12,313,654)	$12,313,142

SENIOR FLOATING RATE INTERESTS - 22.0%(10)
		Advertising - 0.2%
	1,663,571	Acosta Holdco, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 09/26/2021	$1,463,943

		Aerospace/Defense - 0.7%
	561,849	Fly Funding II S.a.r.l. 3 mo. LIBOR + 2.250%, 3.56%, 02/09/2023	563,490
	1,930,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. LIBOR + 2.750%, 4.10%, 10/04/2024	1,940,866
	3,857,214	TransDigm, Inc. 1 mo. LIBOR + 3.000%, 4.27%, 06/09/2023	3,872,180

			6,376,536

		Airlines - 0.6%
		American Airlines, Inc.
	970,000	1 mo. LIBOR + 2.000%, 3.24%, 10/12/2021	971,484
	1,557,559	1 mo. LIBOR + 2.000%, 3.24%, 06/26/2020	1,561,235
	990,000	1 mo. LIBOR + 2.500%, 3.74%, 04/28/2023	991,366
	1,960,000	Delta Air Lines, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 08/24/2022	1,976,660

			5,500,745

		Auto Manufacturers - 0.1%
	359,777	FCA U.S. LLC 1 mo. LIBOR + 2.000%, 3.24%, 12/31/2018	360,676
	579,500	Jaguar Holding Co. 3 mo. LIBOR + 2.750%, 4.04%, 08/18/2022	582,577

			943,253

		Auto Parts & Equipment - 0.1%
	920,000	USI, Inc. 3 mo. LIBOR + 3.000%, 4.31%, 05/16/2024	921,914

The accompanying notes are an integral part of these financial statements.

163

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Beverages - 0.2%
$	1,132,444	Jacobs Douwe Egberts International B.V. 3 mo. LIBOR + 2.250%, 3.56%, 07/02/2022	$1,141,413
	225,191	Refresco Group BV 0.00%, 09/26/2024(11)	225,473

			1,366,886

		Biotechnology - 0.3%
	2,857,143	Alkermes, Inc. 3 mo. LIBOR + 2.750%, 4.07%, 09/25/2021	2,878,571
	295,136	Sterigenics-Nordion Holdings LLC 1 mo. LIBOR + 3.000%, 0.00%, 05/15/2022(11)	295,136

			3,173,707

		Chemicals - 0.5%
	334,163	Axalta Coating Systems U.S. Holdings, Inc. 3 mo. LIBOR + 2.000%, 3.33%, 06/01/2024	335,833
	318,201	Chemours Co. 1 mo. LIBOR + 2.500%, 3.75%, 05/12/2022	320,721
EUR	160,000	Diamond (BC) B.V. EURIBOR + 3.250%, 3.25%, 09/06/2024	186,201
$	615,000	3 mo. LIBOR + 3.000%, 4.32%, 09/06/2024	617,417
	1,270,000	H.B. Fuller Co. 1 mo. LIBOR + 2.250%, 3.49%, 10/12/2024	1,276,883
	844,631	Huntsman International LLC 1 mo. LIBOR + 3.000%, 4.24%, 04/01/2023	848,331
	361,442	MacDermid, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 06/07/2023	363,477
	324,500	Minerals Technologies, Inc. 1 mo. LIBOR + 2.250%, 3.52%, 02/14/2024	326,798
	217,385	Tronox Blocked Borrower LLC 3 mo. LIBOR + 3.000%, 4.32%, 09/22/2024	219,106
	501,657	Tronox Finance LLC 3 mo. LIBOR + 3.000%, 4.32%, 09/22/2024	505,630

			5,000,397

		Commercial Services - 2.0%
	495,000	Ascend Learning LLC 1 mo. LIBOR + 3.250%, 4.49%, 07/12/2024	498,920
	967,221	Brickman Group Ltd. LLC 3 mo. LIBOR + 3.000%, 4.32%, 12/18/2020	972,859
	617,584	Bright Horizons Family Solutions, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 11/07/2023	620,981
	648,466	Camelot UK Holdco Ltd. 1 mo. LIBOR + 3.500%, 4.74%, 10/03/2023	652,792
	246,926	Capital Automotive L.P. 1 mo. LIBOR + 3.000%, 4.25%, 03/24/2024	247,296
	753,113	Clean Harbors, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 06/27/2024	757,353
	1,481,250	Hertz Corp. 1 mo. LIBOR + 2.750%, 4.00%, 06/30/2023	1,478,480

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Commercial Services - 2.0% - (continued)
$	515,663	KAR Auction Services, Inc. 3 mo. LIBOR + 2.500%, 3.88%, 03/09/2023	$519,102
	250,000	Multi Color Corp. 0.00%, 09/20/2024(11)	251,562
	1,396,500	PSAV Holdings LLC 3 mo. LIBOR + 3.500%, 4.83%, 04/27/2024	1,405,228
	1,738,119	Quikrete Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 11/15/2023	1,745,836
	1,775,416	Russell Investment Group 3 mo. LIBOR + 4.250%, 5.49%, 06/01/2023	1,797,165
	511,138	ServiceMaster Co. 1 mo. LIBOR + 2.500%, 3.74%, 11/08/2023	513,310
	1,129,325	Team Health Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 02/06/2024	1,119,443
EUR	700,000	Techem GmbH 0.00%, 07/31/2024(11)	820,393
$	1,815,450	Tempo Acquisition LLC 1 mo. LIBOR + 3.000%, 4.24%, 05/01/2024	1,820,751
	1,839,166	Trans Union LLC 1 mo. LIBOR + 2.000%, 3.24%, 04/10/2023	1,844,334
	517,925	Vantiv LLC 1 mo. LIBOR + 2.000%, 3.24%, 10/14/2023	521,380
	744,375	Xerox Business Services LLC 1 mo. LIBOR + 3.000%, 4.24%, 12/07/2023	750,427

			18,337,612

		Distribution/Wholesale - 0.6%
	2,661,625	American Builders & Contractors Supply Co., Inc. 1 mo. LIBOR + 2.500%, 3.74%, 10/31/2023	2,676,876
	290,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(11)	291,813
	490,000	1 mo. LIBOR + 2.750%, 3.99%, 10/01/2022	492,695
	1,273,923	Nexeo Solutions LLC 3 mo. LIBOR + 3.750%, 5.09%, 06/09/2023	1,285,070
	1,052,050	Univar, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 07/01/2022	1,057,310

			5,803,764

		Diversified Financial Services - 1.0%
	1,388,025	AlixPartners LLP 3 mo. LIBOR + 2.750%, 4.08%, 04/04/2024	1,394,104
	685,000	Delos Finance Sarl 3 mo. LIBOR + 2.000%, 3.33%, 10/06/2023	689,816
	295,000	Duff & Phelps Corp. 3 mo. LIBOR + 3.250%, 4.61%, 10/06/2024	297,767
	765,000	FinCo I LLC 1 mo. LIBOR + 2.750%, 2.75%, 06/14/2022	775,901
	263,013	NFP Corp. 1 mo. LIBOR + 3.500%, 4.74%, 01/08/2024	265,561

The accompanying notes are an integral part of these financial statements.

164

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Diversified Financial Services - 1.0% - (continued)
$	1,717,025	Numericable Group S.A. 0.00%, 01/31/2026(11)	$1,717,420
	451,588	RP Crown Parent LLC 1 mo. LIBOR + 3.000%, 4.24%, 10/12/2023	453,471
	1,447,937	RPI Finance Trust 3 mo. LIBOR + 2.000%, 3.33%, 03/27/2023	1,453,193
	793,680	SAM Finance Lux S.a.r.l. 3 mo. LIBOR + 3.250%, 4.57%, 12/17/2020	797,053
	1,510,000	Telenet Financing USD LLC 1 mo. LIBOR + 2.750%, 3.99%, 06/30/2025	1,515,874

			9,360,160

		Electric - 0.5%
	796,000	AES Corp. 3 mo. LIBOR + 2.000%, 3.32%, 05/24/2022	797,329
	1,003,233	Calpine Corp. 3 mo. LIBOR + 2.750%, 4.09%, 05/31/2023	1,007,477
	501,539	Helix Gen Funding LLC 3 mo. LIBOR + 3.750%, 5.08%, 06/02/2024	506,609
	2,283,974	NRG Energy, Inc. 3 mo. LIBOR + 2.250%, 3.58%, 06/30/2023	2,291,351

			4,602,766

		Energy-Alternate Sources - 0.4%
	1,545,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(11)	1,561,902
	1,497,367	MEG Energy Corp. 3 mo. LIBOR + 3.500%, 4.83%, 12/31/2023	1,501,305
		TEX Operations Co. LLC
	823,775	1 mo. LIBOR + 2.750%, 4.01%, 08/04/2023	826,065
	190,000	3 mo. LIBOR + 2.750%, 4.08%, 08/04/2023	190,500

			4,079,772

		Engineering & Construction - 0.2%
	1,995,000	Brand Energy & Infrastructure Services, Inc. 3 mo. LIBOR + 4.250%, 5.62%, 06/21/2024	2,007,189

		Entertainment - 0.3%
	487,639	Cedar Fair, L.P. 1 mo. LIBOR + 2.250%, 3.49%, 04/13/2024	490,686
	234,413	CityCenter Holdings LLC 1 mo. LIBOR + 2.500%, 3.74%, 04/18/2024	235,381
	1,231,051	Hilton Worldwide Finance LLC 1 mo. LIBOR + 2.000%, 3.24%, 10/25/2023	1,238,745
	395,000	Scientific Games International, Inc. 2 mo. LIBOR + 3.250%, 4.52%, 08/14/2024	399,388

			2,364,200

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Environmental Control - 0.1%
$	1,211,252	Advanced Disposal Services, Inc. 1 Week LIBOR + 2.750%, 3.95%, 11/10/2023	$1,221,547

		Food - 0.6%
	520,815	Albertsons LLC 3 mo. LIBOR + 3.000%, 4.32%, 06/22/2023	504,107
	1,934,028	JBS USA LLC 1 mo. LIBOR + 2.500%, 3.74%, 10/30/2022	1,891,731
	744,375	Pinnacle Foods Finance LLC 1 mo. LIBOR + 2.000%, 3.23%, 02/02/2024	748,097
	1,955,100	Post Holdings, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 05/24/2024	1,964,523

			5,108,458

		Healthcare-Products - 0.4%
	982,727	American Renal Holdings, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 06/14/2024	973,823
	1,250,156	INC Research LLC 1 mo. LIBOR + 2.250%, 3.49%, 08/01/2024	1,256,607
	578,550	Kinetic Concepts, Inc. 3 mo. LIBOR + 3.250%, 4.58%, 02/02/2024	577,682
	490,000	Parexel International Corp. 0.00%, 09/27/2024(11)	494,376
	490,050	Revlon Consumer Products Corp. 1 mo. LIBOR + 3.500%, 4.74%, 09/07/2023	422,056

			3,724,544

		Healthcare-Services - 0.8%
	333,333	Air Medical Group Holdings, Inc. 0.00%, 09/07/2024(11)	334,793
		Community Health Systems, Inc.
	496,498	3 mo. LIBOR + 2.750%, 4.07%, 12/31/2019	484,567
	185,954	3 mo. LIBOR + 3.000%, 4.32%, 01/27/2021	179,721
	1,932,484	Envision Healthcare Corp. 1 mo. LIBOR + 3.000%, 4.25%, 12/01/2023	1,939,731
	425,708	Genoa, a QoL Healthcare Co. LLC 1 mo. LIBOR + 3.250%, 4.49%, 10/28/2023	429,080
	900,432	HCA, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 03/17/2023	904,430
	1,995,742	MPH Acquisition Holdings LLC 3 mo. LIBOR + 3.000%, 4.33%, 06/07/2023	2,014,283
	390,000	Surgery Center Holdings, Inc. 1 mo. LIBOR + 3.250%, 4.50%, 09/02/2024	386,392
	1,070,925	U.S. Renal Care, Inc. 3 mo. LIBOR + 4.250%, 5.58%, 12/31/2022	1,033,635

			7,706,632

The accompanying notes are an integral part of these financial statements.

165

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Household Products - 0.0%
$	223,721	Prestige Brands, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 01/26/2024	$224,945

		Household Products/Wares - 0.1%
	815,000	Galleria Co. 1 mo. LIBOR + 3.000%, 4.25%, 09/29/2023	812,962

		Insurance - 0.8%
		Asurion LLC
	2,878,206	1 mo. LIBOR + 2.750%, 3.99%, 08/04/2022	2,899,332
	934,805	1 mo. LIBOR + 3.000%, 4.24%, 11/03/2023	942,405
	500,000	1 mo. LIBOR + 6.000%, 7.24%, 08/04/2025	515,940
	1,833,172	HUB International Ltd. 3 mo. LIBOR + 3.000%, 4.31%, 10/02/2020	1,846,774
	730,000	USI Holdings Corp. 0.00%, 07/26/2024(11)	729,087

			6,933,538

		IT Services - 0.1%
	427,850	Gartner, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 04/05/2024	431,059

		Leisure Time - 1.2%
		Aristocrat Leisure Ltd.
	500,000	0.00%, 09/19/2024(11)	502,250
	1,243,846	3 mo. LIBOR + 2.000%, 3.36%, 10/20/2021	1,251,123
	3,023,387	Caesars Resort Collection LLC 0.00%, 09/27/2024(11)	3,041,739
	3,110,839	Delta 2 (LUX) S.a.r.l. 1 mo. LIBOR + 3.000%, 4.24%, 02/01/2024	3,133,517
	934,355	Eldorado Resorts LLC 3 mo. LIBOR + 2.250%, 3.50%, 04/17/2024	935,523
	1,690,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(11)	1,690,710
	780,000	NCL Corp. Ltd. 1 mo. LIBOR + 1.750%, 2.99%, 10/02/2022	782,441

			11,337,303

		Lodging - 0.6%
	1,230,503	Boyd Gaming Corp. 1 Week LIBOR + 2.500%, 3.70%, 09/15/2023	1,237,430
	1,725,000	Caesars Entertainment Operating Co. 1 mo. LIBOR + 2.500%, 3.74%, 10/06/2024	1,726,087
	466,475	Four Seasons Hotels Ltd. 1 mo. LIBOR + 2.500%, 3.74%, 11/30/2023	469,568
	803,016	La Quinta Intermediate Holdings LLC 3 mo. LIBOR + 2.750%, 4.11%, 04/14/2021	806,276

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Lodging - 0.6% - (continued)
$	1,714,322	Station Casinos LLC 1 mo. LIBOR + 2.500%, 3.74%, 06/08/2023	$1,719,602

			5,958,963

		Machinery-Diversified - 0.3%
	1,361,434	Gardner Denver, Inc. 3 mo. LIBOR + 2.750%, 4.08%, 07/30/2024	1,368,827
	1,058,336	Gates Global LLC 3 mo. LIBOR + 3.250%, 4.58%, 04/01/2024	1,065,088

			2,433,915

		Media - 1.6%
	1,758,236	Advantage Sales & Marketing, Inc. 3 mo. LIBOR + 3.250%, 4.63%, 07/23/2021	1,662,078
	870,000	Altice Financing S.A. 0.00%, 01/05/2026(11)	870,000
	381,718	CBS Radio, Inc. 1 mo. LIBOR + 3.500%, 4.74%, 10/17/2023	384,009
		Charter Communications Operating LLC
	397,363	1 mo. LIBOR + 2.000%, 3.25%, 07/01/2020	399,127
	967,685	1 mo. LIBOR + 2.000%, 3.25%, 01/03/2021	971,439
	295,500	1 mo. LIBOR + 2.250%, 3.50%, 01/15/2024	297,610
	942,763	CSC Holdings LLC 1 mo. LIBOR + 2.250%, 3.49%, 07/17/2025	941,245
	66,904	Mission Broadcasting, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 01/17/2024	67,275
	532,873	Nexstar Broadcasting, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 01/17/2024	535,825
	731,325	Numericable Group S.A. 3 mo. LIBOR + 2.750%, 4.13%, 07/31/2025	729,760
	1,468,514	Tribune Media Co. 1 mo. LIBOR + 3.000%, 4.24%, 01/27/2024	1,470,805
	820,000	Unitymedia Finance LLC 0.00%, 10/16/2024(11)	817,950
	1,000,000	UPC Financing Partnership 0.00%, 01/15/2026(11)	1,002,920
		Vantiv LLC
	295,000	0.00%, 09/18/2024(11)	295,923
	1,050,000	1 mo. LIBOR + 2.000%, 3.24%, 08/07/2024	1,056,374
	2,328,476	Virgin Media Bristol LLC 1 mo. LIBOR + 2.750%, 3.99%, 01/31/2025	2,337,207
	970,000	Ziggo Secured Finance Partnership 1 mo. LIBOR + 2.500%, 3.74%, 04/15/2025	972,124

			14,811,671

The accompanying notes are an integral part of these financial statements.

166

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Metal Fabricate/Hardware - 0.1%
$	1,262,878	Rexnord LLC 3 mo. LIBOR + 2.750%, 4.09%, 08/21/2023	$1,269,988

		Oil & Gas - 0.5%
	518,700	BCP Raptor LLC 1 Week LIBOR + 4.250%, 5.52%, 06/24/2024	524,048
	645,000	Chesapeake Energy Corp. 3 mo. LIBOR + 7.500%, 8.81%, 08/23/2021	691,227
	1,714,390	Energy Transfer Equity, L.P. 1 mo. LIBOR + 2.000%, 3.24%, 02/02/2024	1,710,773
	654,932	Fieldwood Energy LLC 3 mo. LIBOR + 2.875%, 4.21%, 09/28/2018	623,004
	462,404	Peabody Energy Corp. 1 mo. LIBOR + 3.500%, 4.74%, 03/31/2022	465,438
	700,000	Traverse Midstream Partners LLC 3 mo. LIBOR + 4.000%, 5.33%, 09/27/2024	708,925

			4,723,415

		Oil & Gas Services - 0.1%
	1,188,847	Crosby U.S. Acquisition Corp. 3 mo. LIBOR + 3.000%, 4.32%, 11/23/2020	1,125,695
	272,888	Pacific Drilling S.A. 3 mo. LIBOR + 3.500%, 4.88%, 06/03/2018	88,981

			1,214,676

		Packaging & Containers - 0.7%
		Berry Plastics Group, Inc.
	1,205,029	1 mo. LIBOR + 2.250%, 3.49%, 02/08/2020	1,210,753
	1,030,674	1 mo. LIBOR + 2.250%, 3.49%, 10/01/2022	1,035,116
	975,100	Flex Acquisition Co., Inc. 3 mo. LIBOR + 3.000%, 4.34%, 12/29/2023	981,653
	415,000	Plastipak Holdings, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 10/04/2024	417,905
	2,235,203	Reynolds Group Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 02/05/2023	2,247,765
	465,958	Signode Industrial Group U.S., Inc. 3 mo. LIBOR + 2.750%, 4.04%, 05/04/2021	470,618

			6,363,810

		Pharmaceuticals - 0.3%
	240,000	Albany Molecular Research, Inc. 3 mo. LIBOR + 3.250%, 4.58%, 08/30/2024	241,651
	1,486,275	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. LIBOR + 4.250%, 5.50%, 04/29/2024	1,505,597

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Pharmaceuticals - 0.3% - (continued)
		Quintiles IMS, Inc.
$	150,000	3 mo. LIBOR + 2.000%, 3.32%, 01/31/2025	$150,992
	1,166,531	3 mo. LIBOR + 2.000%, 3.33%, 03/07/2024	1,174,241

			3,072,481

		Real Estate - 0.4%
	2,629,286	DTZ U.S. Borrower LLC 3 mo. LIBOR + 3.250%, 4.59%, 11/04/2021	2,643,668
	540,574	Realogy Corp. 1 mo. LIBOR + 2.250%, 3.49%, 07/20/2022	543,617

			3,187,285

		Real Estate Investment Trusts - 0.4%
EUR	1,059,675	Equinix, Inc. EURIBOR + 2.500%, 2.50%, 01/05/2024	1,239,682
$	2,098,050	MGM Growth Properties Operating Partnership L.P. 1 mo. LIBOR + 2.250%, 3.49%, 04/25/2023	2,108,918

			3,348,600

		Retail - 1.4%
	1,572,400	Albertsons LLC 1 mo. LIBOR + 2.750%, 3.99%, 08/25/2021	1,522,901
	452,344	B&G Foods, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 11/02/2022	454,746
	1,208,990	B.C. Unlimited Liability Co. 1 mo. LIBOR + 2.250%, 3.53%, 02/16/2024	1,210,199
	1,995,000	Bass Pro Group LLC 1 mo. LIBOR + 5.000%, 6.24%, 09/25/2024	1,935,569
		Belron S.A.
EUR	105,000	0.00%, 10/26/2024(11)	123,175
$	100,000	0.00%, 10/26/2024(11)	100,625
	997,871	Coty, Inc. 1 mo. LIBOR + 2.500%, 3.73%, 10/27/2022	994,757
	697,575	Harbor Freight Tools USA, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 08/18/2023	701,454
	1,049,908	Michaels Stores, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 01/30/2023	1,050,171
	1,360,929	Neiman Marcus Group Ltd. LLC 1 mo. LIBOR + 3.250%, 4.49%, 10/25/2020	1,066,968
	689,229	PetSmart, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 03/11/2022	587,802
	1,113,778	Pizza Hut Holdings LLC 1 mo. LIBOR + 2.000%, 3.24%, 06/16/2023	1,120,461

The accompanying notes are an integral part of these financial statements.

167

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Retail - 1.4% - (continued)
$	875,000	Staples, Inc. 3 mo. LIBOR + 4.000%, 5.31%, 09/12/2024	$822,281
	1,201,247	U.S. Foods, Inc. 1 mo. LIBOR + 2.750%, 4.00%, 06/27/2023	1,210,508

			12,901,617

		Semiconductors - 0.4%
	360,866	Entegris, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 04/30/2021	361,920
	537,300	Integrated Device Technology, Inc. 1 mo. LIBOR + 3.000%, 4.24%, 04/04/2024	542,001
	807,147	ON Semiconductor Corp. 1 mo. LIBOR + 2.250%, 3.49%, 03/31/2023	810,593
	1,864,732	Sensata Technologies B.V. 1 mo. LIBOR + 2.250%, 3.49%, 10/14/2021	1,871,426

			3,585,940

		Software - 2.0%
	1,105,000	Almonde, Inc. 3 mo. LIBOR + 3.500%, 4.82%, 06/13/2024	1,100,536
	1,009,352	CDW LLC 3 mo. LIBOR + 2.000%, 3.34%, 08/17/2023	1,015,974
	1,492,500	Change Healthcare Holdings, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/01/2024	1,500,380
	1,267,893	Dell, Inc. 1 mo. LIBOR + 2.000%, 3.25%, 09/07/2023	1,270,733
		First Data Corp.
	3,829,682	1 mo. LIBOR + 2.250%, 3.49%, 07/08/2022	3,838,796
	824,950	1 mo. LIBOR + 2.500%, 3.74%, 04/26/2024	828,192
	1,681,343	Global Payments, Inc. 1 mo. LIBOR + 2.000%, 3.24%, 04/21/2023	1,688,002
	1,534,497	Go Daddy Operating Co. LLC 1 mo. LIBOR + 2.500%, 3.74%, 02/15/2024	1,542,169
	234,411	Hyland Software, Inc. 1 mo. LIBOR + 3.250%, 4.49%, 07/01/2022	236,561
	571,724	Infor U.S., Inc. 3 mo. LIBOR + 2.750%, 4.08%, 02/01/2022	572,319
	121,369	MA FinanceCo LLC 1 mo. LIBOR + 2.750%, 3.99%, 06/21/2024	121,748
	819,631	Seattle Spinco, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 06/21/2024	822,197
	827,006	SS&C Technologies, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 07/08/2022	831,398

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 22.0%(10) - (continued)
		Software - 2.0% - (continued)
$	832,913	Verint Systems, Inc. 3 mo. LIBOR + 2.250%, 3.56%, 06/29/2024	$834,645
	2,202,125	WEX, Inc. 3 mo. LIBOR + 2.750%, 3.99%, 06/30/2023	2,225,335

			18,428,985

		Telecommunications - 1.2%
	2,993,500	Level 3 Financing, Inc. 1 mo. LIBOR + 2.250%, 3.49%, 02/22/2024	3,003,648
	1,102,941	MaxLinear, Inc. 1 mo. LIBOR + 2.500%, 3.74%, 05/12/2024	1,107,077
	2,656,650	Sprint Communications, Inc. 1 mo. LIBOR + 2.500%, 3.75%, 02/02/2024	2,665,497
	1,125,000	Unitymedia Finance LLC 1 mo. LIBOR + 2.250%, 3.49%, 09/30/2025	1,124,044
	2,645,625	Univision Communications, Inc. 1 mo. LIBOR + 2.750%, 3.99%, 03/15/2024	2,635,704
	593,419	Zayo Group LLC 1 mo. LIBOR + 2.250%, 3.49%, 01/19/2024	595,680

			11,131,650

		Trucking & Leasing - 0.2%
	1,915,200	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. LIBOR + 2.250%, 3.49%, 04/03/2022	1,929,449

		Total Senior Floating Rate Interests (cost $203,133,532)	$203,166,277

U.S. GOVERNMENT AGENCIES - 4.9%
		FHLMC -1.1%
$	11,495,112	1.60%, 07/25/2021(2)(6)	$571,465
	12,777,877	1.96%, 08/25/2018(2)(3)(6)	113,705
	7,876,727	3.00%, 04/01/2031	8,076,104
	1,181,672	3.50%, 04/01/2027	1,235,054

			9,996,328

		FNMA - 3.7%
$	2,625,577	3.00%, 08/01/2027	2,697,530
	5,191,283	3.00%, 12/01/2030	5,322,349
	1,826,581	3.00%, 02/01/2031	1,872,698
	3,439,355	3.00%, 03/01/2031	3,526,190
	7,000,000	3.00%, 11/01/2032(12)	7,172,813
	2,141,155	3.50%, 11/01/2026	2,224,498
	5,068,240	3.50%, 12/01/2026	5,265,814
	731,889	3.50%, 12/01/2028	760,586
	5,600,000	3.50%, 11/01/2032(12)	5,817,437

			34,659,915

		GNMA - 0.1%
$	264,892	5.00%, 08/20/2039	282,674
	285,491	6.50%, 05/16/2031	320,631

			603,305

		Total U.S. Government Agencies (cost $45,164,700)	$45,259,548

The accompanying notes are an integral part of these financial statements.

168

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 0.4%
		U.S. Treasury Securities - 0.4%
		U.S. Treasury Notes - 0.4%
$	3,700,000	U.S. Treasury Notes 1.38%, 02/28/2019	$3,693,207

			3,693,207

		Total U.S. Government Securities (cost $3,704,083)	$3,693,207

		Total Long-Term Investments (cost $916,326,321)	$919,645,587

SHORT-TERM INVESTMENTS - 3.1%
		Other Investment Pools & Funds - 3.1%
	28,809,584	Fidelity Institutional Government Fund, Institutional Class, 0.92%(13)	$28,809,584

		Total Short-Term Investments (cost $28,809,584)	$28,809,584

Total Investments (cost $945,135,905)	102.5%	$948,455,171
Other Assets and Liabilities	(2.5)%	(23,525,103)

Total Net Assets	100.0%	$924,930,068

The accompanying notes are an integral part of these financial statements.

169

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $282,185,204, which represented 30.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(4)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(5)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(6)	Securities disclosed are interest-only strips.

(7)	Security disclosed is principal-only strips.

(8)	Security is a zero-coupon bond.

(9)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(11)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(12)	Represents or includes a TBA transaction.

(13)	Current yield as of period end.

(14)	Investment valued using significant unobservable inputs.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 2-Year Note Future	354	12/29/2017	$	76,237,219	$(310,285)

Short position contracts:
U.S. Treasury 10-Year Note Future	46	12/19/2017	$	5,747,125	$76,447
U.S. Treasury 5-Year Note Future	869	12/29/2017		101,835,938	948,335
U.S. Treasury Long Bond Future	7	12/19/2017		1,067,281	19,729

Total					$1,044,511

Total futures contracts					$734,226

The accompanying notes are an integral part of these financial statements.

170

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,276,951	USD	1,925,000	EUR	DEUT	11/30/17	$30,901	$—
122,372	USD	105,000	EUR	SSG	11/30/17	—	(140)

Total						$30,901	$(140)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
DEUT	Deutsche Bank Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

Municipal Abbreviations:
DA	Development Authority
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

171

The Hartford Short Duration Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$140,137,885	$—	$140,137,885	$—
Corporate Bonds	512,313,186	—	512,313,186	—
Foreign Government Obligations	2,762,342	—	2,762,342	—
Municipal Bonds	12,313,142	—	12,313,142	—
Senior Floating Rate Interests	203,166,277	—	203,166,277	—
U.S. Government Agencies	45,259,548	—	45,259,548	—
U.S. Government Securities	3,693,207	—	3,693,207	—
Short-Term Investments	28,809,584	28,809,584	—	—
Foreign Currency Contracts(2)	30,901	—	30,901	—
Futures Contracts(2)	1,044,511	1,044,511	—	—

Total	$949,530,583	$29,854,095	$919,676,488	$—

Liabilities
Foreign Currency Contracts(2)	$(140)	$—	$(140)	$—
Futures Contracts(2)	(310,285)	(310,285)	—	—

Total	$(310,425)	$(310,285)	$(140)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

172

The Hartford Strategic Income Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3%
		Asset-Backed - Automobile - 0.3%
$	126,548	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	$126,932
	1,370,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	1,364,475

			1,491,407

		Asset-Backed - Finance & Insurance - 4.5%
		Apidos CLO
	390,000	3 mo. USD LIBOR + 1.330%, 2.69%, 01/16/2027(1)(2)	392,030
	415,000	3 mo. USD LIBOR + 1.430%, 2.78%, 07/18/2027(1)(2)	421,881
	250,000	3 mo. USD LIBOR + 3.000%, 4.31%, 01/19/2025(1)(2)	254,241
		Atrium CDO Corp.
	995,000	3 mo. USD LIBOR + 3.000%, 4.36%, 07/16/2025(1)(2)	1,010,861
		Avery Point CLO Ltd.
	330,000	3 mo. USD LIBOR + 1.120%, 2.47%, 01/18/2025(1)(2)	331,014
	270,000	3 mo. USD LIBOR + 1.450%, 2.76%, 08/05/2027(1)(2)	270,870
		Babson CLO Ltd.
	425,000	3 mo. USD LIBOR + 1.430%, 2.79%, 04/20/2027(1)(2)	428,499
		Bayview Opportunity Master Fund Trust
	458,294	3.11%, 09/28/2032(1)(3)	458,526
	100,955	3.50%, 01/28/2055(1)(2)(4)	103,219
	168,109	3.50%, 06/28/2057(1)(2)(4)	171,489
	209,090	3.50%, 01/28/2058(1)(2)(4)	214,002
	90,536	4.00%, 11/28/2053(1)(2)(4)	94,002
	173,380	4.00%, 10/28/2064(1)(2)(4)	180,161
		Carlyle Global Market Strategies CLO Ltd.
	270,000	3 mo. USD LIBOR + 1.470%, 2.85%, 04/27/2027(1)(2)	271,969
		Cent CLO
	406,482	3 mo. USD LIBOR + 1.250%, 2.56%, 08/01/2024(1)(2)	407,732
		CIFC Funding Ltd.
	395,000	3 mo. USD LIBOR + 1.200%, 2.52%, 05/24/2026(1)(2)	398,405
	750,000	3 mo. USD LIBOR + 2.700%, 4.02%, 12/05/2024(1)(2)	750,472
	250,000	3 mo. USD LIBOR + 5.750%, 7.07%, 12/05/2024(1)(2)	249,679
		Dryden Senior Loan Fund
	254,544	3 mo. USD LIBOR + 1.290%, 2.61%, 11/15/2023(1)(2)	255,030
	20,561	Equity One Mortgage Pass-Through Trust 5.46%, 12/25/2033(2)(4)	14,910
		GSAMP Trust
	1,723,211	1 mo. USD LIBOR + 0.090%, 1.33%, 01/25/2037(2)	1,105,835
		Lendmark Funding Trust
	125,000	2.83%, 12/22/2025(1)	125,111
	155,000	3.26%, 04/21/2025(1)	155,407
	45,120	Long Beach Asset Holdings Corp. 5.78%, 04/25/2046(1)(5)(6)(7)	—
		Madison Park Funding Ltd.
	250,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(1)(2)	251,346

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Asset-Backed - Finance & Insurance - 4.5% - (continued)
		Magnetite Ltd.
$	480,000	3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(1)(2)	$482,653
	1,165,000	3 mo. USD LIBOR + 5.150%, 6.50%, 01/18/2027(1)(2)	1,165,412
	100,000	Nationstar HECM Loan Trust 2.94%, 05/25/2027(1)	99,970
		NRZ Advance Receivables Trust
	420,000	3.11%, 12/15/2050(1)	418,130
	370,000	3.21%, 02/15/2051(1)	368,766
		Oak Hill Advisors Residential Loan Trust
	98,970	3.00%, 06/25/2057(1)(3)	98,952
	900,000	5.00%, 06/25/2057(1)(3)	901,435
		Oaktree EIF Ltd.
	275,000	3 mo. USD LIBOR + 1.550%, 2.87%, 02/15/2026(1)(2)	275,053
		OneMain Financial Issuance Trust
	286,000	2.37%, 09/14/2032(1)	285,392
	420,000	4.10%, 03/20/2028(1)	426,408
		OZLM Ltd.
	360,000	3 mo. USD LIBOR + 1.450%, 2.83%, 04/30/2027(1)(2)	361,722
		SoFi Consumer Loan Program LLC
	97,497	2.50%, 05/26/2026(1)	97,366
	82,330	2.77%, 05/25/2026(1)	82,548
	103,745	3.05%, 12/26/2025(1)	104,611
	551,152	3.09%, 10/27/2025(1)	555,973
	129,632	3.28%, 01/26/2026(1)	131,210
		Sound Point CLO Ltd.
	250,000	3 mo. USD LIBOR + 1.100%, 2.46%, 01/21/2026(1)(2)	251,042
	1,119,000	3 mo. USD LIBOR + 4.600%, 5.96%, 07/15/2025(1)(2)	1,118,472
		Springleaf Funding Trust
	310,000	2.68%, 07/15/2030(1)	309,256
	165,000	2.90%, 11/15/2029(1)	166,134
	355,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	355,935
		Symphony CLO Ltd.
	395,000	3 mo. USD LIBOR + 1.180%, 2.53%, 10/17/2026(1)(2)	398,371
		Towd Point Mortgage Trust
	363,939	2.75%, 10/25/2056(1)(2)(4)	365,210
	91,178	2.75%, 04/25/2057(1)(2)(4)	91,650
	262,660	2.75%, 06/25/2057(1)(2)(4)	263,295
	191,145	2.75%, 07/25/2057(1)(2)(4)	191,803
	1,515,000	Vericrest Opportunity Loan Trust 5.38%, 04/25/2059(1)(3)	1,523,277
		VOLT LX LLC
	82,232	3.25%, 04/25/2059(1)(3)(4)	82,656
	1,080,000	4.63%, 10/25/2047(1)(3)	1,073,895
	1,423,000	VOLT LXII LLC 4.63%, 09/25/2047(1)(3)	1,412,419
		Voya CLO Ltd.
	350,000	3 mo. USD LIBOR + 1.450%, 2.81%, 10/14/2026(1)(2)	349,647
	255,000	3 mo. USD LIBOR + 1.480%, 2.83%, 04/18/2027(1)(2)	257,073

			22,382,427

The accompanying notes are an integral part of these financial statements.

173

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Asset-Backed - Home Equity - 1.3%
		GSAA Home Equity Trust
$	717,136	1 mo. USD LIBOR + 0.070%, 1.31%, 12/25/2046(2)	$425,854
	1,203,567	1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(2)	699,157
	1,205,351	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(2)	630,796
	1,074,191	1 mo. USD LIBOR + 0.230%, 1.47%, 04/25/2047(2)	785,931
		Morgan Stanley Mortgage Loan Trust
	2,606,063	1 mo. USD LIBOR + 0.170%, 1.41%, 11/25/2036(2)	1,233,476
	22,008	Nationstar NIM Ltd. 9.79%, 03/25/2037(1)(5)(6)(7)	2
		New Residential Mortgage Loan Trust
	301,262	1 mo. USD LIBOR + 1.500%, 2.74%, 06/25/2057(1)(2)	307,795
	287,403	4.00%, 02/25/2057(1)(2)(4)	297,703
	437,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	434,206
		Soundview Home Loan Trust
	2,251,000	1 mo. USD LIBOR + 0.240%, 1.48%, 07/25/2036(2)	1,814,264
	115,000	1 mo. USD LIBOR + 0.250%, 1.49%, 11/25/2036(2)	100,566

			6,729,750

		Collateralized - Mortgage Obligations - 0.0%
	119,752	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(2)(4)	121,188

		Commercial Mortgage - Backed Securities - 3.0%
	715,000	Banc of America Commercial Mortgage Trust 3.12%, 09/15/2048(1)(2)(4)	457,100
	100,000	Bear Stearns Commercial Mortgage Securities Trust 5.11%, 10/12/2042(2)(4)	91,006
	180,000	Citigroup Commercial Mortgage Trust 4.40%, 03/10/2047(1)(2)(4)	135,513
	981,000	Commercial Mortgage Pass-Through Certificates 4.75%, 10/15/2045(1)(2)(4)	633,059
		Commercial Mortgage Trust
	443,121	1.96%, 07/10/2046(1)(2)(4)(8)	18,578
	560,000	4.58%, 10/15/2045(1)(2)(4)	256,396
	88,553	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	87,440
		FREMF Mortgage Trust
	535,000	3.65%, 09/25/2024(9)	513,117
	585,000	3.88%, 02/25/2024(1)(2)(4)	565,849
	1,015,000	3.94%, 09/25/2049(1)(2)(4)	953,865
	780,000	3.98%, 08/25/2027(1)(2)(4)	726,327
	1,445,000	3.98%, 03/25/2027(1)(2)(4)	1,371,492
	582,000	4.03%, 07/25/2027(1)(2)(4)	524,109
	575,000	4.07%, 05/25/2027(1)(2)(4)	548,174
		GS Mortgage Securities Trust
	4,304,957	0.17%, 07/10/2046(2)(4)(8)	20,488
	390,269	1.35%, 08/10/2044(1)(2)(4)(8)	15,944
	565,333	3.67%, 04/10/2047(1)	208,059
	2,190,000	4.75%, 11/10/2045(1)(2)(4)	2,099,749

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Collateralized - Mortgage Obligations - 0.0% - (continued)
$	175,000	4.86%, 04/10/2047(1)(2)(4)	$124,460
		JP Morgan Chase Commercial Mortgage Securities Trust
	860,000	2.73%, 10/15/2045(1)(2)(4)	374,367
	485,000	4.37%, 12/15/2047(1)(2)(4)	384,953
	765,000	5.41%, 08/15/2046(1)(2)(4)	772,495
	390,000	Morgan Stanley Bank of America Merrill Lynch Trust 4.50%, 08/15/2045(1)	278,817
		Morgan Stanley Capital Trust
	465,000	5.16%, 07/15/2049(1)(2)(4)	404,430
	50,000	5.33%, 10/12/2052(1)(2)(4)	22,899
	870,000	VNDO Mortgage Trust 3.95%, 12/13/2029(1)(2)(4)	890,214
	15,000	Wells Fargo Commercial Mortgage Trust 4.10%, 05/15/2048(2)(4)	13,305
		WF-RBS Commercial Mortgage Trust
	900,599	3.02%, 11/15/2047(1)	388,154
	2,125,000	4.80%, 11/15/2045(1)(2)(4)	1,762,714
	215,000	5.00%, 06/15/2044(1)(2)(4)	154,849

			14,797,922

		Whole Loan Collateral CMO - 5.2%
		Alternative Loan Trust
	199,628	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(2)	189,231
	349,921	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(2)	300,224
	1,171,993	5.75%, 05/25/2036	934,987
	974,130	6.00%, 05/25/2036	809,542
		Angel Oak Mortgage Trust LLC
	122,758	2.48%, 07/25/2047(1)(2)(4)	122,247
	292,525	3.64%, 01/25/2047(1)(2)(4)	295,139
	339,327	Banc of America Mortgage Trust 3.60%, 09/25/2035(2)(4)	330,094
	474,250	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.300%, 3.52%, 10/25/2035(2)	477,832
	138,233	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 01/25/2036(2)	140,343
	1,335,547	Chase Mortgage Finance Trust 5.50%, 11/25/2035	1,274,807
		CHL Mortgage Pass-Through Trust
	11,159	1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(2)	10,300
	933,712	3.50%, 09/25/2047(2)(4)	872,216
	1,518,000	Connecticut Avenue Securities 1 mo. USD LIBOR + 4.250%, 5.49%, 04/25/2029(2)	1,703,075
	130,948	CSMC Trust 3.25%, 04/25/2047(1)(2)(4)	131,216
		Deephaven Residential Mortgage Trust
	101,703	2.45%, 06/25/2047(1)(2)(4)	101,151
	72,884	3.49%, 12/26/2046(1)(2)(4)	73,107
		Fannie Mae Connecticut Avenue Securities
	525,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(2)	558,647
	1,075,000	1 mo. USD LIBOR + 4.350%, 5.59%, 05/25/2029(2)	1,176,330

The accompanying notes are an integral part of these financial statements.

174

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Whole Loan Collateral CMO - 5.2% - (continued)
$	482,376	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(2)	$547,827
	82,212	GMACM Mortgage Loan Trust 3.86%, 04/19/2036(2)(4)	77,330
	1,067,488	GSR Mortgage Loan Trust 3.42%, 01/25/2036(2)(4)	1,066,837
	2,098,686	HarborView Mortgage Loan Trust 1 mo. USD LIBOR + 0.240%, 1.48%, 12/19/2036(2)	1,839,286
	53,311	Impac CMB Trust 1 mo. USD LIBOR + 2.250%, 3.49%, 02/25/2036(2)	52,065
	602,645	IndyMac IMSC Mortgage Loan Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 03/25/2047(2)	483,277
		JP Morgan Mortgage Trust
	511,446	3.34%, 05/25/2036(2)(4)	506,423
	363,787	3.43%, 11/25/2035(2)(4)	351,986
	79,841	3.58%, 04/25/2037(2)(4)	77,909
		LSTAR Securities Investment Ltd.
	2,682,512	0.00%, 10/01/2022(1)(2)(4)	2,682,528
	702,184	1 mo. USD LIBOR + 1.750%, 0.03%, 09/01/2022(1)(2)	701,934
	845,952	1 mo. USD LIBOR + 2.000%, 3.24%, 11/01/2021(1)(2)	846,215
		LSTAR Securities Investment Trust
	1,015,204	1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(1)(2)	1,012,298
	358,971	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(2)	358,989
	212,844	MASTR Adjustable Rate Mortgages Trust 3.47%, 11/21/2034(2)(4)	217,916
	91,181	MFA Trust 2.59%, 02/25/2057(1)(2)(4)	90,607
	417,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(2)	416,996
		New Residential Mortgage Loan Trust
	196,077	3.75%, 11/26/2035(1)(2)(4)	201,887
	176,768	3.75%, 11/25/2056(1)(2)(4)	181,668
	278,663	4.00%, 03/25/2057(1)(2)(4)	288,717
	208,085	4.00%, 04/25/2057(1)(2)(4)	215,271
	253,940	4.00%, 05/25/2057(1)(2)(4)	263,223
	464,353	Nomura Asset Acceptance Corp. Alternative Loan Trust 4.90%, 06/25/2036(2)(4)	419,675
	1,264,274	Residential Accredit Loans, Inc. 2.31%, 11/25/2037(2)(4)	1,097,394
	1,519,775	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 1.47%, 02/25/2036(2)	1,373,473
		Towd Point Mortgage Trust
	171,273	2.25%, 04/25/2056(1)(2)(4)	170,192
	142,393	2.75%, 08/25/2055(1)(2)(4)	142,825
	45,151	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 1.66%, 06/25/2044(2)	43,673

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 14.3% - (continued)
		Whole Loan Collateral CMO - 5.2% - (continued)
$	727,147	Washington Mutual Mortgage Pass-Through Certificates WMALT Trust 1 mo. USD LIBOR + 0.600%, 1.84%, 07/25/2036(2)	$516,615
	630,000	Wells Fargo Commercial Mortgage Trust 2.88%, 05/15/2048(1)(2)(4)	401,507

			26,147,031

		Whole Loan Collateral PAC - 0.0%
	57,019	Alternative Loan Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 12/25/2035(2)	41,169

		Total Asset & Commercial Mortgage Backed Securities (cost $71,071,256)	$71,710,894

CORPORATE BONDS - 18.4%
		Aerospace/Defense - 0.0%
		DAE Funding LLC
	30,000	4.50%, 08/01/2022(1)	30,413
	30,000	5.00%, 08/01/2024(1)	$30,637

			61,050

		Agriculture - 0.1%
	350,000	Kernel Holding SA 8.75%, 01/31/2022(10)	385,875

		Auto Manufacturers - 0.2%
	610,000	General Motors Co. 5.40%, 04/01/2048	645,434
CAD	370,000	VW Credit Canada, Inc. 1.60%, 04/04/2018(10)	286,742

			932,176

		Auto Parts & Equipment - 0.0%
$	200,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	205,750

		Beverages - 0.1%
CAD	310,000	Anheuser-Busch InBev Finance, Inc. 2.38%, 01/25/2018	240,734

		Chemicals - 0.1%
		OCP S.A.
$	200,000	4.50%, 10/22/2025(10)	199,834
	200,000	5.63%, 04/25/2024(10)	214,748
	185,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	197,025

			611,607

		Commercial Banks - 7.3%
EUR	715,000	Allied Irish Banks plc 5 year EUR Swap + 7.339%, 7.38%, 12/03/2020(2)(10)(11)	948,428
		Banco Bilbao Vizcaya Argentaria S.A.
	1,000,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(2)(10)(11)	1,230,372
$	1,000,000	5 year USD Swap + 8.262%, 9.00%, 05/09/2018(2)(10)(11)	1,034,040
EUR	1,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(2)(10)(11)	1,953,555
		Banco do Brasil S.A.

The accompanying notes are an integral part of these financial statements.

175

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Commercial Banks - 7.3% - (continued)
$	200,000	4.63%, 01/15/2025(1)	$199,600
	365,000	10 year UST + 6.362%, 9.00%, 06/18/2024(2)(10)(11)	400,587
	400,000	Banco Santander S.A. 3.80%, 02/23/2028	399,767
EUR	525,000	Bank of Ireland 5 year EUR Swap + 6.956%, 7.38%, 06/18/2020(2)(10)(11)	692,729
		Barclays plc
$	200,000	5 year USD Swap + 6.772%, 7.88%, 03/15/2022(2)(10)(11)	223,025
EUR	475,000	5 year EUR Swap + 6.750%, 8.00%, 12/15/2020(2)(11)	641,140
	500,000	BAWAG PSK Bank fuer Arbeit und Wirtschaft und Oesterreichische Postsparkasse AG 8.13%, 10/30/2023(10)	795,767
$	755,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(2)(11)	846,544
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(2)(10)(11)	803,746
		CaixaBank S.A.
	600,000	3.50%, 02/15/2027(2)(4)(10)	741,798
	1,200,000	5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(2)(10)(11)	1,542,843
	350,000	Cooperatieve Rabobank UA 5.50%, 06/29/2020(2)(4)(10)(11)	447,448
		Credit Agricole S.A.
	600,000	4.75%, 09/27/2048(2)(4)(10)	829,855
$	1,850,000	5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(2)(11)	2,226,797
		Credit Suisse Group AG
	350,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(2)(10)(11)	382,812
	2,140,000	5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(2)(11)	2,340,625
EUR	600,000	Deutsche Bank AG 4.50%, 05/19/2026	803,499
	600,000	Deutsche Pfandbriefbank AG 5 year EUR Swap + 2.750%, 2.88%, 06/28/2027(2)(10)	707,283
	600,000	Erste Group Bank AG EUSA5 + 6.204%, 6.50%, 04/15/2024(2)(10)(11)	819,283
CAD	370,000	Goldman Sachs Group, Inc. 3.38%, 02/01/2018	288,084
		HSBC Holdings plc
$	1,175,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(2)(11)	1,248,437
	200,000	5 year USD ICE Swap + 4.368%, 6.38%, 03/30/2025(2)(11)	218,750
		Intesa Sanpaolo S.p.A.
	450,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(2)(11)	491,625
EUR	550,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(2)(10)(11)	777,943
$	375,000	Marb Bondco Plc 7.00%, 03/15/2024(10)	377,812
AUD	330,000	Morgan Stanley 7.38%, 02/22/2018(10)	256,561

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Commercial Banks - 7.3% - (continued)
		Raiffeisen Bank International AG
EUR	500,000	6.00%, 10/16/2023(10)	$708,514
	600,000	EUSA12 + 5.954%, 6.13%, 12/15/2022(2)(10)(11)	758,112
$	350,000	Royal Bank of Scotland Group plc 5 year USD Swap + 7.598%, 8.63%, 08/15/2021(2)(11)	396,340
GBP	200,000	Santander UK Group Holdings plc 5 year GBP Swap + 5.543%, 7.38%, 06/24/2022(2)(10)(11)	290,530
$	200,000	Skandinaviska Enskilda Banken AB 5 year USD Swap: USSW5 + 3.493%, 5.63%, 05/13/2022(2)(10)(11)	209,752
		Societe Generale S.A.
	1,125,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(2)(11)	1,240,312
	1,475,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(2)(10)(11)	1,561,656
	225,000	Standard Chartered plc 5 year USD Swap + 6.301%, 7.50%, 04/02/2022(2)(10)(11)	246,814
		UBS Group AG
	950,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(2)(10)(11)	1,035,500
	800,000	5 year USD Swap + 4.866%, 7.00%, 02/19/2025(2)(10)(11)	916,584
	750,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(2)(10)(11)	808,125
		UniCredit S.p.A.
	720,000	5 year ICE USD Swap Rate: USISDA05 + 3.703%, 5.86%, 06/19/2032(2)(10)	768,720
EUR	200,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(2)(10)(11)	258,006
$	940,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(2)(10)(11)	1,040,557
	345,000	VTB Bank OJSC Via VTB Capital S.A. 6.95%, 10/17/2022(10)	375,091
	385,000	Wells Fargo & Co. 4.40%, 06/14/2046	397,343
		Zenith Bank plc
	495,000	7.38%, 05/30/2022(1)	513,503
	400,000	7.38%, 05/30/2022(10)	414,952

			36,611,166

		Commercial Services - 0.7%
	2,203,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	2,280,281
	365,000	Cardtronics, Inc. 5.13%, 08/01/2022	372,300
CAD	245,000	Penske Truck Leasing Canada, Inc. 3.65%, 02/01/2018	190,856
		United Rentals North America, Inc.
$	70,000	4.63%, 07/15/2023	72,975
	280,000	5.50%, 07/15/2025	300,475
	340,000	5.50%, 05/15/2027	363,800

			3,580,687

The accompanying notes are an integral part of these financial statements.

176

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Construction Materials - 0.2%
$	361,000	Eagle Materials, Inc. 4.50%, 08/01/2026	$376,343
	765,000	Standard Industries, Inc. 6.00%, 10/15/2025(1)	827,156

			1,203,499

		Diversified Financial Services - 0.2%
		Navient Corp.
	245,000	5.88%, 03/25/2021	257,556
	270,000	6.63%, 07/26/2021	289,237
	285,000	7.25%, 09/25/2023	308,691
	200,000	Unifin Financiera S.A.B. de C.V. SOFOM ENR 7.00%, 01/15/2025(10)	209,250

			1,064,734

		Electric - 0.9%
	280,000	Abu Dhabi National Energy Co. PJSC 4.38%, 06/22/2026(10)	288,401
		AES Corp.
	310,000	4.88%, 05/15/2023	316,975
	215,000	5.50%, 03/15/2024	224,675
	170,000	5.50%, 04/15/2025	179,775
	865,000	Duke Energy Corp. 3.75%, 09/01/2046	840,761
	1,070,000	Eskom Holdings SOC Ltd. 5.75%, 01/26/2021(10)	1,080,700
		NextEra Energy Operating Partners L.P.
	15,000	4.25%, 09/15/2024(1)	15,150
	20,000	4.50%, 09/15/2027(1)	20,125
	780,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	968,922
	360,000	Pampa Energia S.A. 7.50%, 01/24/2027(10)	392,688

			4,328,172

		Engineering & Construction - 0.7%
	785,000	Aeropuertos Dominicanos Siglo XXI S.A. 6.75%, 03/30/2029(10)	851,725
		Mexico City Airport Trust
	200,000	3.88%, 04/30/2028(1)	195,820
	290,000	5.50%, 07/31/2047(1)	287,245
		SBA Tower Trust
	265,000	3.17%, 04/09/2047(1)	266,078
	1,665,000	3.60%, 04/09/2043(1)	1,664,995

			3,265,863

		Entertainment - 0.1%
		WMG Acquisition Corp.
	180,000	4.88%, 11/01/2024(1)	185,400
	45,000	5.00%, 08/01/2023(1)	46,800

			232,200

		Environmental Control - 0.0%
		Clean Harbors, Inc.
	60,000	5.13%, 06/01/2021	60,825
	160,000	5.25%, 08/01/2020	162,400

			223,225

		Gas - 0.1%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	30,000	5.50%, 05/20/2025	30,675

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Gas - 0.1% - (continued)
$	70,000	5.63%, 05/20/2024	$73,763
	250,000	5.88%, 08/20/2026	260,000
CAD	265,000	Enbridge Gas Distribution, Inc. 5.16%, 12/04/2017	206,090

			570,528

		Healthcare-Services - 0.2%
		Community Health Systems, Inc.
$	180,000	5.13%, 08/01/2021	175,050
	305,000	6.25%, 03/31/2023	293,562
	340,000	LifePoint Health, Inc. 5.88%, 12/01/2023	349,418
	195,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	204,750

			1,022,780

		Home Builders - 0.1%
	170,000	Meritage Homes Corp. 6.00%, 06/01/2025	182,750
	485,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	508,644

			691,394

		Insurance - 0.4%
	620,000	CNO Financial Group, Inc. 5.25%, 05/30/2025	658,750
		Genworth Holdings, Inc.
	285,000	4.90%, 08/15/2023	241,452
	50,000	7.20%, 02/15/2021	47,795
EUR	600,000	Intesa Sanpaolo Vita S.p.A. 6 Mo. EUR LIBOR + 4.817%, 4.75%, 12/17/2024(2)(10)(11)	777,537
$	330,000	MGIC Investment Corp. 5.75%, 08/15/2023	363,000

			2,088,534

		Iron/Steel - 0.4%
	275,000	ArcelorMittal 6.13%, 06/01/2025	317,204
	200,000	Gerdau Trade, Inc. 4.88%, 10/24/2027(1)	200,650
	1,110,000	Koks OAO Via Koks Finance DAC 7.50%, 05/04/2022(1)	1,196,412
	260,000	Novolipetsk Steel via Steel Funding DAC 4.00%, 09/21/2024(1)	260,000
	210,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	224,805

			2,199,071

		IT Services - 0.0%
	175,000	NCR Corp. 5.00%, 07/15/2022	178,938

		Machinery - Construction & Mining - 0.1%
	295,000	Oshkosh Corp. 5.38%, 03/01/2025	312,700

		Machinery-Diversified - 0.1%
	345,000	CNH Industrial N.V. 4.50%, 08/15/2023	364,838

		Media - 0.8%
	215,000	Altice U.S. Finance Corp. 5.50%, 05/15/2026(1)	223,600

The accompanying notes are an integral part of these financial statements.

177

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Media - 0.8% - (continued)
		CCO Holdings LLC / CCO Holdings Capital Corp.
$	30,000	5.13%, 02/15/2023	$30,975
	225,000	5.25%, 09/30/2022	231,750
	70,000	5.75%, 09/01/2023	72,538
	10,000	5.75%, 01/15/2024	10,388
	645,000	Charter Communications Operating LLC / Charter Communications Operating Capital 6.48%, 10/23/2045	738,542
	400,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	412,000
		DISH DBS Corp.
	275,000	5.88%, 11/15/2024	274,656
	150,000	6.75%, 06/01/2021	157,500
	430,000	Liberty Interactive LLC 8.25%, 02/01/2030	473,000
	200,000	SFR Group S.A. 7.38%, 05/01/2026(1)	215,000
		TEGNA, Inc.
	30,000	4.88%, 09/15/2021(1)	30,675
	405,000	5.50%, 09/15/2024(1)	424,237
		Viacom, Inc.
	45,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(2)	44,561
	65,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(2)	64,220
		Videotron Ltd.
	110,000	5.00%, 07/15/2022	118,800
	300,000	5.38%, 06/15/2024(1)	324,000

			3,846,442

		Mining - 0.1%
	410,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	441,262

		Multi-National - 0.0%
INR	9,490,000	International Finance Corp. 7.10%, 03/21/2031	150,161

		Oil & Gas - 2.2%
$	350,000	Borets Finance DAC Co. 6.50%, 04/07/2022(10)	372,956
		Continental Resources, Inc.
	225,000	3.80%, 06/01/2024	218,531
	175,000	4.50%, 04/15/2023	177,188
	45,000	4.90%, 06/01/2044	41,906
	50,000	5.00%, 09/15/2022	50,563
	331,000	Ecopetrol S.A. 5.88%, 05/28/2045	328,517
	375,000	Indika Energy Capital II Pte 6.88%, 04/10/2022	390,909
	220,000	KazMunayGas National Co. JSC 5.75%, 04/19/2047(10)	221,100
		MEG Energy Corp.
	155,000	6.50%, 01/15/2025(1)	154,225
	51,000	7.00%, 03/31/2024(1)	46,283
	500,000	Nostrum Oil & Gas Finance B.V. 8.00%, 07/25/2022(1)	520,250
		Petrobras Global Finance B.V.
	1,223,000	5.30%, 01/27/2025(1)	1,226,975
	180,000	6.13%, 01/17/2022	194,580
		Petroleos Mexicanos
	716,000	5.50%, 06/27/2044	646,834

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Oil & Gas - 2.2% - (continued)
$	460,000	6.50%, 03/13/2027(1)	$502,320
	170,000	6.75%, 09/21/2047(1)	175,219
	750,000	6.75%, 09/21/2047	773,025
		QEP Resources, Inc.
	135,000	5.25%, 05/01/2023	133,313
	180,000	5.38%, 10/01/2022	178,650
	100,381	Shelf Drilling Holdings Ltd. 9.50%, 11/02/2020(1)	101,887
	290,000	SM Energy Co. 6.75%, 09/15/2026	297,612
		State Oil Co. of the Azerbaijan Republic
	285,000	4.75%, 03/13/2023(10)	286,140
	580,000	6.95%, 03/18/2030(10)	637,504
	405,000	Tullow Oil PLC 6.25%, 04/15/2022(10)	403,987
		WPX Energy, Inc.
	290,000	5.25%, 09/15/2024	291,087
	135,000	6.00%, 01/15/2022	140,569
		YPF S.A.
	712,000	8.50%, 07/28/2025(10)	828,056
ARS	27,918,777	16.50%, 05/09/2022(1)	1,487,938

			10,828,124

		Oil & Gas Services - 0.1%
$	705,000	Alpha Star Holding III Ltd. 6.25%, 04/20/2022(10)	733,200

		Packaging & Containers - 0.2%
	460,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	504,850
	230,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	239,453

			744,303

		Pharmaceuticals - 0.2%
	300,000	Allergan Funding SCS 3 mo. USD LIBOR + 1.080%, 2.39%, 03/12/2018(2)	300,936
	345,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	358,800
		Valeant Pharmaceuticals International, Inc.
	20,000	5.50%, 11/01/2025(1)	20,450
	15,000	6.50%, 03/15/2022(1)	15,900
	305,000	7.00%, 03/15/2024(1)	330,162

			1,026,248

		Pipelines - 0.6%
		Abu Dhabi Crude Oil Pipeline LLC
	310,000	3.65%, 11/02/2029(1)	310,000
	295,000	4.60%, 11/02/2047(1)	301,435
	250,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	266,250
		DCP Midstream Operating L.P.
	215,000	3.88%, 03/15/2023	213,387
	145,000	4.95%, 04/01/2022	150,438
	450,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	506,250
	30,000	NGPL PipeCo LLC 4.88%, 08/15/2027(1)	31,050

The accompanying notes are an integral part of these financial statements.

178

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Pipelines - 0.6% - (continued)
$	200,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(1)	$226,008
	665,000	Sunoco Logistics Partners Operations L.P. 5.40%, 10/01/2047	674,699
		Williams Cos., Inc.
	170,000	3.70%, 01/15/2023	171,488
	100,000	4.55%, 06/24/2024	104,500
	75,000	5.75%, 06/24/2044	79,500

			3,035,005

		Real Estate - 0.2%
	815,000	KWG Property Holding Ltd. 6.00%, 09/15/2022(10)	838,431

		Real Estate Investment Trusts - 0.1%
		Equinix, Inc.
	100,000	5.38%, 04/01/2023	103,250
	355,000	5.88%, 01/15/2026	384,731
	50,201	VICI Properties LLC / VICI FC, Inc. 8.00%, 10/15/2023	55,849

			543,830

		Retail - 0.2%
	945,000	Eurotorg LLC Via Bonitron DAC 8.75%, 10/30/2022(1)	952,862
	30,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	31,463
	255,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	253,087

			1,237,412

		Semiconductors - 0.2%
		Sensata Technologies B.V.
	300,000	5.00%, 10/01/2025(1)	318,000
	245,000	5.63%, 11/01/2024(1)	271,950
	355,000	STATS ChipPAC Pte Ltd. 8.50%, 11/24/2020(10)	381,625

			971,575

		Software - 0.2%
		First Data Corp.
	300,000	5.00%, 01/15/2024(1)	311,625
	140,000	5.38%, 08/15/2023(1)	145,775
		MSCI, Inc.
	240,000	4.75%, 08/01/2026(1)	249,900
	45,000	5.25%, 11/15/2024(1)	47,587
	105,000	5.75%, 08/15/2025(1)	113,400
	300,000	Open Text Corp. 5.88%, 06/01/2026(1)	325,125

			1,193,412

		Telecommunications - 1.1%
		AT&T, Inc.
	500,000	4.75%, 05/15/2046	471,638
	650,000	5.15%, 02/14/2050	640,756
	250,000	Digicel Group Ltd. 8.25%, 09/30/2020(10)	247,188
	360,000	IHS Netherlands Holdco B.V. 9.50%, 10/27/2021(10)	382,427
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	201,020

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 18.4% - (continued)
		Telecommunications - 1.1% - (continued)
$	1,280,000	Mobile Telesystems OJSC via MTS International Funding Ltd. 5.00%, 05/30/2023(1)	$1,328,000
		Nokia Oyj
	300,000	4.38%, 06/12/2027	300,000
	250,000	6.63%, 05/15/2039	285,382
	329,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	356,965
	330,000	Sprint Corp. 7.13%, 06/15/2024	356,710
		Telecom Italia Capital S.A.
	315,000	6.00%, 09/30/2034	352,904
	40,000	6.38%, 11/15/2033	46,400
	340,000	Verizon Communications, Inc. 4.52%, 09/15/2048	324,836

			5,294,226

		Transportation - 0.2%
	565,000	Rumo Luxembourg Sarl 7.38%, 02/09/2024(10)	615,567
	340,000	Russian Railways via RZD Capital plc 5.70%, 04/05/2022(10)	368,968

			984,535

		Total Corporate Bonds (cost $89,027,170)	$92,243,687

FOREIGN GOVERNMENT OBLIGATIONS - 24.8%
		Angola - 0.0%
	200,000	Angolan Government International Bond 9.50%, 11/12/2025(10)	$218,000

		Argentina - 2.8%
		Argentina Treasury Bill
	608,721	1.00%, 05/24/2018	597,644
	181,215	2.53%, 11/10/2017	181,094
	184,860	2.69%, 11/24/2017	184,522
	426,493	2.78%, 01/26/2018	423,430
	2,040,411	3.07%, 06/15/2018	1,999,215
	1,079,790	3.07%, 12/15/2017	1,075,973
	1,084,202	3.31%, 04/27/2018	1,067,339
		Argentine Republic Government International Bond
EUR	3,150,000	2.26%, 12/31/2038(3)	2,608,855
$	1,020,000	2.50%, 12/31/2038(3)	732,870
	880,000	6.88%, 04/22/2021	959,200
	2,185,000	6.88%, 01/26/2027	2,381,650
	20,000	7.13%, 06/28/2117(1)	20,520
	918,335	8.28%, 12/31/2033	1,071,697
	200,000	City of Buenos Aires Argentina 8.95%, 02/19/2021(10)	222,760
		Provincia de Buenos Aires
	475,000	9.13%, 03/16/2024(10)	553,375
	150,045	9.95%, 06/09/2021(1)	174,450

			14,254,594

		Australia - 0.1%
AUD	400,000	Australia Government Bond 5.50%, 04/21/2023(10)	356,407

		Austria - 0.2%
		Austria Government Bond
EUR	155,000	0.75%, 10/20/2026(1)(10)	185,282

The accompanying notes are an integral part of these financial statements.

179

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Austria - 0.2% - (continued)
EUR	420,000	1.65%, 10/21/2024(1)(10)	$541,536
	350,000	1.95%, 06/18/2019(1)(10)	425,026

			1,151,844

		Azerbaijan - 0.3%
		Republic of Azerbaijan International Bond
$	170,000	3.50%, 09/01/2032(1)	146,412
	890,000	4.75%, 03/18/2024(10)	915,445
	340,000	Southern Gas Corridor CJSC 6.88%, 03/24/2026(10)	384,214

			1,446,071

		Belgium - 0.3%
		Belgium Government Bond
EUR	125,000	0.80%, 06/22/2027(1)(10)	148,254
	505,000	2.60%, 06/22/2024(1)(10)	686,800
	350,000	3.75%, 09/28/2020(1)(10)	459,463

			1,294,517

		Brazil - 0.7%
BRL	893,000	Brazil Letras do Tesouro Nacional 8.92%, 01/01/2020(12)	229,563
		Brazil Notas do Tesouro Nacional
	576,452	6.00%, 08/15/2050(13)	195,681
	1,164,000	10.00%, 01/01/2021	365,079
		Brazilian Government International Bond
$	625,000	4.63%, 01/13/2028	620,625
	2,210,000	5.00%, 01/27/2045	2,045,097
	185,000	8.25%, 01/20/2034	240,407

			3,696,452

		Bulgaria - 0.2%
EUR	615,000	Bulgaria Government International Bond 3.13%, 03/26/2035(10)	786,946

		Canada - 0.2%
		Canadian Government Bond
CAD	165,000	0.75%, 03/01/2021	124,799
	150,000	1.00%, 09/01/2022	112,898
	575,000	1.75%, 09/01/2019	448,728
	165,000	2.25%, 06/01/2025	131,687

			818,112

		Cayman Islands - 0.1%
		KSA Sukuk Ltd.
$	200,000	2.89%, 04/20/2022(1)	200,220
	200,000	2.89%, 04/20/2022(10)	200,220

			400,440

		Colombia - 0.9%
		Colombia Government International Bond
	1,155,000	3.88%, 04/25/2027	1,162,508
	470,000	4.00%, 02/26/2024	489,270
	1,150,000	4.50%, 01/28/2026	1,225,325
	1,135,000	5.00%, 06/15/2045	1,167,631
COP	1,502,700,000	Colombian TES 10.00%, 07/24/2024	591,118

			4,635,852

		Costa Rica - 0.1%
		Costa Rica Government International Bond
$	200,000	7.00%, 04/04/2044(10)	208,500
	365,000	7.16%, 03/12/2045(10)	387,812

			596,312

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Croatia - 0.5%
		Croatia Government International Bond
EUR	1,715,000	3.00%, 03/11/2025(10)	$2,132,563
	250,000	3.88%, 05/30/2022(10)	326,364

			2,458,927

		Denmark - 0.1%
		Denmark Government Bond
DKK	750,000	1.75%, 11/15/2025	132,167
	1,745,000	4.00%, 11/15/2019	298,861

			431,028

		Dominican Republic - 0.3%
		Dominican Republic International Bond
$	565,000	5.50%, 01/27/2025(10)	599,606
	360,000	5.88%, 04/18/2024(10)	391,950
	260,000	7.45%, 04/30/2044(10)	308,750

			1,300,306

		Egypt - 0.1%
	350,000	Egypt Government International Bond 7.50%, 01/31/2027(10)	388,006

		Finland - 0.1%
		Finland Government Bond
EUR	50,000	0.50%, 04/15/2026(1)(10)	59,110
	150,000	1.13%, 09/15/2018(1)(10)	177,460
	225,000	1.50%, 04/15/2023(1)(10)	285,508

			522,078

		France - 0.9%
		France Government Bond OAT
	630,000	0.00%, 05/25/2020(10)	744,729
	910,000	0.01%, 05/25/2022(10)	1,072,719
	450,000	1.00%, 11/25/2018(10)	533,251
	1,265,000	3.00%, 04/25/2022(10)	1,694,105
	260,000	French Republic Government Bond OAT 0.01%, 02/25/2020(10)	307,051

			4,351,855

		Ghana - 0.1%
$	520,000	Ghana Government International Bond 8.13%, 01/18/2026(10)	564,200

		Honduras - 0.0%
	150,000	Honduras Government International Bond 6.25%, 01/19/2027(1)	161,756

		Hungary - 1.2%
		Hungary Government International Bond
	3,242,000	5.38%, 02/21/2023	3,631,040
	1,120,000	6.25%, 01/29/2020	1,213,769
	970,000	6.38%, 03/29/2021	1,085,187

			5,929,996

		India - 0.0%
INR	10,000,000	India Government Bond 8.15%, 11/24/2026	164,626

		Indonesia - 1.4%
		Indonesia Government International Bond
$	390,000	3.85%, 07/18/2027(1)	401,634
	335,000	4.75%, 01/08/2026(10)	365,215
	200,000	4.75%, 07/18/2047(1)	211,670
	200,000	5.13%, 01/15/2045(10)	221,934
	845,000	5.88%, 01/15/2024(10)	970,170

The accompanying notes are an integral part of these financial statements.

180

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Indonesia - 1.4% - (continued)
$	775,000	6.63%, 02/17/2037(10)	$995,840
	1,460,000	7.75%, 01/17/2038(10)	2,085,401
	545,000	8.50%, 10/12/2035(10)	815,438
IDR	7,083,000,000	Indonesia Treasury Bond 9.00%, 03/15/2029	594,058
		Perusahaan Penerbit SBSN Indonesia III
$	200,000	3.40%, 03/29/2022(1)	203,900
	200,000	4.15%, 03/29/2027(1)	206,200

			7,071,460

		Ireland - 0.1%
		Ireland Government Bond
EUR	205,000	3.40%, 03/18/2024(10)	288,188
	110,000	4.50%, 10/18/2018	134,451
	85,000	5.40%, 03/13/2025	135,276

			557,915

		Israel - 0.0%
$	200,000	Israel Government International Bond 4.50%, 01/30/2043	213,888

		Italy - 1.1%
		Italy Buoni Poliennali Del Tesoro
EUR	170,000	0.35%, 06/15/2020	199,945
	590,000	0.75%, 01/15/2018	688,622
	820,000	1.20%, 04/01/2022	984,393
	875,000	1.50%, 08/01/2019	1,050,636
	415,000	3.50%, 11/01/2017	483,413
	415,000	3.75%, 09/01/2024	563,466
	415,000	4.50%, 02/01/2018	489,238
	815,000	4.75%, 09/01/2021	1,110,362

			5,570,075

		Ivory Coast - 0.2%
		Ivory Coast Government International Bond
$	362,840	5.75%, 12/31/2032(3)(10)	357,731
	715,000	6.13%, 06/15/2033(1)	705,062

			1,062,793

		Japan - 0.4%
		Japan Government Five Year Bond
JPY	93,900,000	0.10%, 06/20/2020	830,941
	50,000,000	0.30%, 09/20/2018	441,533
	72,900,000	Japan Government Ten Year Bond 1.10%, 03/20/2021	667,484

			1,939,958

		Malaysia - 0.2%
		Malaysia Government Bond
MYR	1,266,000	3.80%, 09/30/2022	299,706
	440,000	3.96%, 09/15/2025	102,461
	1,300,000	4.05%, 09/30/2021	311,047
	575,000	5.73%, 07/30/2019	141,339

			854,553

		Mexico - 1.5%
		Mexican Bonos
MXN	7,287,400	6.50%, 06/09/2022	371,817
	1,749,000	8.00%, 06/11/2020	93,334
	4,762,200	8.00%, 12/07/2023	259,358
	11,085,700	10.00%, 12/05/2024	670,615
		Mexico Government International Bond
$	520,000	3.50%, 01/21/2021	542,360
	310,000	4.15%, 03/28/2027	322,245

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Mexico - 1.5% - (continued)
$	1,111,000	4.35%, 01/15/2047	$1,046,007
	1,240,000	4.75%, 03/08/2044	1,236,280
	2,448,000	6.05%, 01/11/2040	2,866,608

			7,408,624

		Mongolia - 0.2%
		Mongolia Government International Bond
	760,000	5.13%, 12/05/2022(10)	755,286
	200,000	5.63%, 05/01/2023(1)	200,522

			955,808

		Morocco - 0.1%
		Morocco Government International Bond
EUR	180,000	3.50%, 06/19/2024(10)	233,487
$	425,000	5.50%, 12/11/2042(10)	474,348

			707,835

		Netherlands - 0.4%
		Netherlands Government Bond
EUR	105,000	0.01%, 01/15/2022	124,401
	435,000	0.25%, 01/15/2020	517,459
	140,000	0.75%, 07/15/2027(1)(10)	167,422
	545,000	1.25%, 01/15/2019(1)(10)	650,270
	340,000	2.00%, 07/15/2024(1)(10)	449,311

			1,908,863

		Nigeria - 0.1%
		Nigeria Government International Bond
$	200,000	7.88%, 02/16/2032(1)	219,696
	200,000	7.88%, 02/16/2032(10)	219,696

			439,392

		Norway - 0.1%
		Norway Government Bond
NOK	375,000	1.75%, 02/17/2027(1)(10)	46,467
	295,000	2.00%, 05/24/2023(1)(10)	37,642
	1,305,000	3.75%, 05/25/2021(1)(10)	175,446

			259,555

		Oman - 0.3%
		Oman Government International Bond
$	325,000	3.63%, 06/15/2021(10)	326,824
	400,000	3.88%, 03/08/2022(1)	403,500
	525,000	5.38%, 03/08/2027(1)	538,853
	200,000	5.38%, 03/08/2027(10)	205,277

			1,474,454

		Panama - 0.1%
	360,000	Panama Government International Bond 9.38%, 04/01/2029	540,900

		Paraguay - 0.0%
	200,000	Paraguay Government International Bond 4.70%, 03/27/2027(1)	210,000

		Peru - 0.1%
PEN	1,530,000	Peru Government Bond 5.20%, 09/12/2023	488,542

		Poland - 0.2%
PLN	480,000	Poland Government Bond 5.25%, 10/25/2020	143,897
		Republic of Poland Government Bond
	1,658,000	2.00%, 04/25/2021	451,037
	185,000	2.50%, 07/25/2026	47,491

The accompanying notes are an integral part of these financial statements.

181

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Poland - 0.2% - (continued)
PLN	155,000	2.50%, 07/25/2027	$39,308
	1,395,000	4.00%, 10/25/2023	405,360

			1,087,093

		Qatar - 0.5%
$	990,000	Qatar Government International Bond 2.38%, 06/02/2021(10)	968,220
	1,385,000	Qatari Diar Finance Co. 5.00%, 07/21/2020(10)	1,455,192

			2,423,412

		Romania - 0.6%
		Romanian Government International Bond
EUR	1,388,000	2.88%, 10/28/2024(10)	1,777,296
	905,000	3.88%, 10/29/2035(10)	1,138,176

			2,915,472

		Russia - 2.1%
		Russian Federal Bond - OFZ
RUB	25,680,000	7.00%, 08/16/2023	432,757
	11,014,000	7.10%, 10/16/2024	185,051
	30,290,000	8.50%, 09/17/2031	560,686
		Russian Foreign Bond - Eurobond
$	400,000	4.25%, 06/23/2027(1)	407,668
	1,200,000	4.75%, 05/27/2026(10)	1,266,672
	2,400,000	4.88%, 09/16/2023(10)	2,610,519
	2,100,000	5.00%, 04/29/2020(10)	2,220,742
	600,000	5.25%, 06/23/2047(1)	614,250
	1,400,000	5.25%, 06/23/2047(10)	1,433,250
	400,000	5.63%, 04/04/2042(10)	441,168
	200,000	5.88%, 09/16/2043(10)	228,422

			10,401,185

		Saudi Arabia - 0.2%
		Saudi Government International Bond
	675,000	2.88%, 03/04/2023(1)	672,300
	225,000	3.63%, 03/04/2028(1)	223,312
	220,000	4.63%, 10/04/2047(1)	225,165

			1,120,777

		Senegal - 0.1%
		Senegal Government International Bond
	200,000	6.25%, 07/30/2024(10)	214,860
	200,000	6.25%, 05/23/2033(1)	206,730

			421,590

		Singapore - 0.0%
		Singapore Government Bond
SGD	150,000	2.25%, 06/01/2021	112,398
	130,000	3.00%, 09/01/2024	101,589

			213,987

		South Africa - 0.4%
		Republic of South Africa Government Bond
ZAR	18,405,000	6.25%, 03/31/2036	898,226
	790,000	8.00%, 01/31/2030	49,430
	970,000	10.50%, 12/21/2026	74,322
$	1,130,000	Republic of South Africa Government International Bond 4.85%, 09/27/2027	1,103,016

			2,124,994

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Spain - 0.9%
EUR	245,000	Instituto de Credito Oficial 4.88%, 02/01/2018(10)	$289,021
		Spain Government Bond
	420,000	0.25%, 01/31/2019	492,792
	160,000	1.15%, 07/30/2020	192,940
	445,000	1.30%, 10/31/2026(1)(10)	520,696
	155,000	1.95%, 04/30/2026(1)(10)	191,800
	840,000	2.75%, 10/31/2024(1)(10)	1,106,387
	335,000	4.50%, 01/31/2018	394,907
	200,000	5.40%, 01/31/2023(1)(10)	293,391
	520,000	5.50%, 04/30/2021(1)(10)	722,347
	255,000	Spain Letras del Tesoro 0.00%, 01/19/2018(12)	297,318

			4,501,599

		Sri Lanka - 0.1%
		Sri Lanka Government International Bond
$	245,000	6.20%, 05/11/2027(1)	260,373
	400,000	6.85%, 11/03/2025(10)	443,994

			704,367

		Supranational - 0.1%
INR	20,760,000	International Finance Corp. 7.80%, 06/03/2019	330,700

		Sweden - 0.0%
		Sweden Government Bond
SEK	500,000	1.00%, 11/12/2026	62,111
	1,215,000	1.50%, 11/13/2023(1)(10)	156,915

			219,026

		Switzerland - 0.0%
		Switzerland Government Bond
CHF	50,000	2.00%, 05/25/2022(10)	56,027
	145,000	3.00%, 01/08/2018(10)	146,373

			202,400

		Tajikistan - 0.0%
$	200,000	Republic of Tajikistan International Bond 7.13%, 09/14/2027(1)	192,300

		Thailand - 0.1%
		Thailand Government Bond
THB	8,590,000	3.63%, 06/16/2023	281,631
	9,705,000	3.85%, 12/12/2025	325,788

			607,419

		Tunisia - 0.1%
		Banque Centrale de Tunisie International Bond
EUR	210,000	5.63%, 02/17/2024(10)	259,828
$	285,000	5.75%, 01/30/2025(10)	282,575

			542,403

		Turkey - 1.8%
		Turkey Government Bond
TRY	950,000	9.40%, 07/08/2020	234,335
	1,285,000	11.00%, 03/02/2022	327,893
		Turkey Government International Bond
$	2,395,000	3.25%, 03/23/2023	2,258,150
	200,000	4.88%, 10/09/2026	195,306
	2,570,000	4.88%, 04/16/2043	2,216,127
	940,000	5.75%, 03/22/2024	989,835
	780,000	5.75%, 05/11/2047	743,340
	695,000	6.00%, 03/25/2027	731,974

The accompanying notes are an integral part of these financial statements.

182

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 24.8% - (continued)
		Turkey - 1.8% - (continued)
$	1,100,000	6.75%, 04/03/2018	$1,118,507
	175,000	6.88%, 03/17/2036	192,731

			9,008,198

		Ukraine - 0.7%
		Ukraine Government International Bond
	620,000	7.38%, 09/25/2032(1)	611,241
	930,000	7.75%, 09/01/2021(1)	992,812
	1,825,000	7.75%, 09/01/2027(10)	1,879,892

			3,483,945

		United Arab Emirates - 0.3%
		Abu Dhabi Government International Bond
	1,015,000	2.50%, 10/11/2022(1)	1,008,403
	370,000	3.13%, 10/11/2027(1)	365,357

			1,373,760

		United Kingdom - 0.3%
		United Kingdom Gilt
GBP	295,000	0.50%, 07/22/2022(10)	386,688
	120,000	1.50%, 01/22/2021(10)	163,943
	315,000	1.75%, 07/22/2019(10)	427,587
	285,000	2.00%, 07/22/2020(10)	393,462

			1,371,680

		Uruguay - 0.0%
		Uruguay Government International Bond
UYU	1,525,000	8.50%, 03/15/2028(1)	52,915
	1,485,000	9.88%, 06/20/2022(1)	54,182

			107,097

		Venezuela - 0.7%
		Venezuela Government International Bond
$	4,139,000	7.75%, 10/13/2019(10)	1,934,982
	380,000	9.00%, 05/07/2023(10)	130,150
	800,000	9.25%, 05/07/2028(10)	264,000
	2,115,300	12.75%, 08/23/2022(10)	930,732

			3,259,864

		Zambia - 0.1%
	225,000	Zambia Government International Bond 8.97%, 07/30/2027(10)	245,295

		Total Foreign Government Obligations (cost $122,644,894)	$124,451,503

MUNICIPAL BONDS - 2.1%
		General - 0.6%
	1,165,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	$1,547,120
	470,000	Puerto Rico Commonwealth Gov't Employees Retirement System 5.85%, 07/01/2023	130,425
		Puerto Rico Commonwealth Government Employees Retirement System
	3,180,000	6.15%, 07/01/2038	882,450
	2,435,000	6.30%, 07/01/2043	675,712

			3,235,707

		General Obligation - 1.5%
	1,030,000	California State, GO Taxable 7.35%, 11/01/2039	1,524,956
		City of Chicago, IL, GO
	970,000	7.05%, 01/01/2029	1,075,051

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 2.1% - (continued)
		General Obligation - 1.5% - (continued)
$	815,000	7.38%, 01/01/2033	$942,058
	4,385,000	Commonwealth of Puerto Rico, GO 8.00%, 07/01/2035(6)	1,304,537
		Illinois State, GO
	2,495,000	5.10%, 06/01/2033	2,515,559
	20,000	5.16%, 02/01/2018	20,143
	70,000	5.67%, 03/01/2018	70,788
	15,000	5.88%, 03/01/2019	15,534

			7,468,626

		Total Municipal Bonds (cost $11,666,103)	$10,704,333

SENIOR FLOATING RATE INTERESTS - 23.9%(14)
		Advertising - 0.1%
	683,109	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$601,136

		Aerospace/Defense - 0.7%
	673,664	Fly Funding II S.a.r.l. 3 mo. USD LIBOR + 2.250%, 3.56%, 02/09/2023	675,631
	740,000	MacDonald, Dettwiler and Associates Ltd. 3 mo. USD LIBOR + 2.750%, 4.10%, 10/04/2024	744,166
		TransDigm, Inc.
	229,425	1 mo. USD LIBOR + 3.000%, 4.26%, 08/22/2024	230,464
	1,824,578	4.27%, 05/14/2022	1,831,950

			3,482,211

		Agriculture - 0.2%
	881,273	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	817,381

		Auto Manufacturers - 0.1%
	577,659	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.04%, 08/18/2022	580,727

		Auto Parts & Equipment - 0.1%
	440,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	440,915

		Beverages - 0.0%
	189,536	Refresco Group BV 0.00%, 09/26/2024(9)(15)	189,773

		Biotechnology - 0.1%
	619,071	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022(9)	619,071

		Chemicals - 0.7%
	360,000	Avantor, Inc. 0.00%, 09/07/2024(9)(15)	361,865
	537,600	Chemours Co. 1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	541,858
		Diamond (BC) B.V.
EUR	150,000	EURIBOR + 3.250%, 3.25%, 09/06/2024	174,563

The accompanying notes are an integral part of these financial statements.

183

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Chemicals - 0.7% - (continued)
$	575,000	3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	$577,260
	780,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	784,227
	506,219	MacDermid, Inc. 1 mo. USD LIBOR + 3.000%, 4.24%, 06/07/2023	509,069
	258,692	Minerals Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.52%, 02/14/2024	260,524
	157,000	Tronox Blocked Borrower LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	158,243
	362,308	Tronox Finance LLC 3 mo. USD LIBOR + 3.000%, 4.32%, 09/22/2024	365,177

			3,732,786

		Coal - 0.2%
	255,032	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	187,576
	1,054,700	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	993,000

			1,180,576

		Commercial Services - 1.5%
	240,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	241,901
		Brickman Group Ltd. LLC
	984,616	3 mo. USD LIBOR + 3.000%, 4.32%, 12/18/2020	990,357
	124,043	1 mo. USD LIBOR + 6.500%, 7.74%, 12/17/2021	124,420
	396,010	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	398,651
	153,685	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 7.25%, 03/24/2025	157,527
	155,087	KAR Auction Services, Inc. 3 mo. USD LIBOR + 2.500%, 3.88%, 03/09/2023	156,121
	255,000	Multi Color Corp. 0.00%, 09/20/2024(9)(15)	256,594
	783,064	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	787,958
	1,114,468	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	1,119,416
	766,082	Russell Investment Group 3 mo. USD LIBOR + 4.250%, 5.49%, 06/01/2023	775,466
	378,100	Team Health Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/06/2024	374,792
EUR	600,000	Techem GmbH 0.00%, 07/31/2024(9)(15)	703,194

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Commercial Services - 1.5% - (continued)
$	972,563	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	$975,402
	595,500	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	600,341

			7,662,140

		Distribution/Wholesale - 0.6%
	265,000	Beacon Roofing Supply, Inc. 0.00%, 08/23/2024(9)(15)	266,656
	609,026	FPC Holdings, Inc. 5.33%, 11/19/2019	602,022
	681,401	Nexeo Solutions LLC 3 mo. USD LIBOR + 3.750%, 5.09%, 06/09/2023	687,363
	939,039	PowerTeam Services LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 05/06/2020	941,386
	441,663	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	443,871

			2,941,298

		Diversified Financial Services - 0.9%
	378,100	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	379,756
	225,000	Duff & Phelps Corp. 3 mo. USD LIBOR + 3.250%, 4.61%, 10/06/2024	227,110
	676,600	EVO Payments International LLC 1 mo. USD LIBOR + 5.000%, 6.25%, 12/22/2023	685,267
	725,000	FinCo I LLC 1 mo. USD LIBOR + 2.750%, 2.75%, 06/14/2022	735,331
	525,000	GreenSky Holdings LLC 1 mo. USD LIBOR + 4.000%, 5.25%, 08/26/2024	525,000
	249,375	NAB Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 07/01/2024	251,141
	124,063	NFP Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 01/08/2024	125,265
	198,500	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	199,328
	741,757	SAM Finance Lux S.a.r.l. 3 mo. USD LIBOR + 3.250%, 4.57%, 12/17/2020	744,909
	500,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	501,945

			4,375,052

		Electric - 0.5%
	502,133	Calpine Corp. 3 mo. USD LIBOR + 2.750%, 4.09%, 05/31/2023	504,257

The accompanying notes are an integral part of these financial statements.

184

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Electric - 0.5% - (continued)
$	815,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	$795,986
	357,533	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	361,147
	139,650	Pike Corp. 3 mo. USD LIBOR + 3.500%, 4.76%, 09/20/2024	141,745
	704,667	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	534,539

			2,337,674

		Electronics - 0.1%
	571,735	Ceridian LLC 4.74%, 09/15/2020	571,735

		Energy-Alternate Sources - 0.3%
	865,000	BCP Renaissance Parent LLC 0.00%, 09/19/2024(9)(15)	874,463
		TEX Operations Co. LLC
	362,263	1 mo. USD LIBOR + 2.750%, 4.01%, 08/04/2023	363,270
	85,000	3 mo. USD LIBOR + 2.750%, 4.08%, 08/04/2023	85,223

			1,322,956

		Engineering & Construction - 0.2%
	947,625	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	953,415

		Entertainment - 0.1%
	265,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	267,944

		Environmental Control - 0.1%
	418,189	Advanced Disposal Services, Inc. 1 Week USD LIBOR + 2.750%, 3.95%, 11/10/2023	421,744
	185,000	Core & Main LP 6 mo. USD LIBOR + 3.000%, 4.46%, 08/01/2024	186,156

			607,900

		Food - 0.4%
	522,710	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	525,323
	452,725	JBS USA LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 10/30/2022	442,824
	847,875	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	851,962

			1,820,109

		Healthcare-Products - 0.4%
	498,740	Air Medical Group Holdings, Inc. 1 mo. USD LIBOR + 4.000%, 5.24%, 04/28/2022	500,610

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Healthcare-Products - 0.4% - (continued)
$	283,741	American Renal Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 06/14/2024	$281,170
	477,422	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	479,886
	259,350	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	258,961
	515,000	Parexel International Corp. 0.00%, 09/27/2024(9)(15)	519,599
	212,850	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	183,317

			2,223,543

		Healthcare-Services - 1.2%
	428,571	Air Medical Group Holdings, Inc. 0.00%, 09/07/2024(9)(15)	430,449
	174,600	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	145,791
		Community Health Systems, Inc.
	205,636	3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	200,695
	535,655	3 mo. USD LIBOR + 3.000%, 4.32%, 01/27/2021	517,700
		DuPage Medical Group, Ltd.
	490,000	3 mo. USD LIBOR + 3.000%, 4.32%, 08/15/2024	492,450
	210,000	3 mo. USD LIBOR + 7.000%, 8.32%, 08/15/2025	210,787
	749,983	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	752,795
	212,854	Genoa, a QoL Healthcare Co. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/28/2023	214,540
	1,113,797	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	1,124,144
	200,020	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	191,877
	536,630	Ortho-Clinical Diagnostics S.A. 3 mo. USD LIBOR + 3.750%, 5.08%, 06/30/2021	539,093
	190,000	Surgery Center Holdings, Inc. 1 mo. USD LIBOR + 3.250%, 4.50%, 09/02/2024	188,243
	355,000	Teladoc, Inc. 1 mo. USD LIBOR + 7.250%, 8.49%, 06/17/2022	358,550
	893,579	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	862,464

			6,229,578

		Household Products/Wares - 0.1%
	320,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	319,200

The accompanying notes are an integral part of these financial statements.

185

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Housewares - 0.0%
$	235,000	Hayward Industries, Inc. 1 mo. USD LIBOR + 3.500%, 4.74%, 08/05/2024	$236,958

		Insurance - 1.0%
		Asurion LLC
	1,495,743	1 mo. USD LIBOR + 2.750%, 3.99%, 08/04/2022	1,506,721
	297,417	1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	299,835
	375,000	1 mo. USD LIBOR + 6.000%, 7.24%, 08/04/2025	386,955
	493,113	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	474,621
	309,229	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	311,523
		Sedgwick Claims Management Services, Inc.
	1,233,169	1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2021	1,238,571
	515,000	1 mo. USD LIBOR + 5.750%, 6.99%, 02/28/2022	519,506
	400,000	USI Holdings Corp. 0.00%, 07/26/2024(9)(15)	399,500

			5,137,232

		Leisure Time - 1.7%
		Aristocrat Leisure Ltd.
	280,000	0.00%, 09/19/2024(9)(15)	281,260
	525,000	3 mo. USD LIBOR + 2.000%, 3.36%, 10/20/2021	528,071
	1,873,387	Caesars Resort Collection LLC 0.00%, 09/27/2024(9)(15)	1,884,759
	2,453,002	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	2,470,884
	463,792	Eldorado Resorts LLC 3 mo. USD LIBOR + 2.250%, 3.50%, 04/17/2024	464,372
		Golden Entertainment, Inc.
	1,480,000	0.00%, 08/15/2024(9)(15)	1,480,622
	550,000	0.00%, 08/15/2025(9)(15)	554,125
	385,000	NCL Corp. Ltd. 1 mo. USD LIBOR + 1.750%, 2.99%, 10/02/2022	386,205
	382,720	Town Sports International, Inc. 4.74%, 11/15/2020	356,886

			8,407,184

		Lodging - 0.4%
	428,001	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.70%, 09/15/2023	430,411
	850,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024(9)	850,535
	541,877	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	541,991

			1,822,937

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Machinery - Construction & Mining - 0.2%
$	1,155,701	American Rock Salt Co. LLC 1 mo. USD LIBOR + 3.750%, 4.99%, 05/20/2021	$1,153,297

		Machinery-Diversified - 0.5%
		Gardner Denver, Inc.
EUR	1,030,000	EURIBOR + 3.000%, 3.00%, 07/30/2024	1,198,859
$	279,094	3 mo. USD LIBOR + 2.750%, 4.08%, 07/30/2024	280,610
	1,154,367	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	1,161,732

			2,641,201

		Media - 2.1%
	953,826	Advantage Sales & Marketing, Inc. 3 mo. USD LIBOR + 3.250%, 4.63%, 07/23/2021	901,661
	805,000	Altice Financing S.A. 0.00%, 01/05/2026(9)(15)	805,000
EUR	130,000	Altice Financing SA 0.00%, 01/05/2026(9)(15)	151,661
$	960,375	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.250%, 3.50%, 01/15/2024	967,232
	638,175	Getty Images, Inc. 4.83%, 10/18/2019	556,252
	836,041	ION Media Networks, Inc. 4.25%, 12/18/2020	841,266
	653,669	Lumos Networks Operating Co. 0.00%, 10/16/2024(9)(15)	655,116
		Numericable Group S.A.
	1,121,313	0.00%, 01/31/2026(9)(15)	1,121,571
	283,575	3 mo. USD LIBOR + 2.750%, 4.13%, 07/31/2025	282,968
	350,000	Raycom TV Broadcasting LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/23/2024	352,625
	920,334	Tribune Media Co. 1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	921,770
	1,205,000	Unitymedia Finance LLC 0.00%, 10/16/2024(9)(15)	1,201,987
EUR	205,000	Unitymedia Hessen GmbH & Co. KG 0.00%, 10/16/2024(9)(15)	239,494
		Vantiv LLC
$	191,344	0.00%, 09/18/2024(9)(15)	191,943
	685,000	1 mo. USD LIBOR + 2.000%, 3.24%, 08/07/2024	689,158
	921,824	Virgin Media Bristol LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 01/31/2025	925,281

			10,804,985

		Metal Fabricate/Hardware - 0.2%
	782,582	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.09%, 08/21/2023	786,988

		Miscellaneous Manufacturing - 0.2%
	1,116,013	SRAM LLC 2 mo. USD LIBOR + 3.250%, 4.53%, 03/15/2024	1,118,111

The accompanying notes are an integral part of these financial statements.

186

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Oil & Gas - 0.7%
$	274,313	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	$277,141
	470,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	503,290
	445,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	476,893
	224,402	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	225,874
	837,704	Pinnacle Holdco S.a.r.l. 3 mo. USD LIBOR + 5.500%, 6.84%, 07/30/2019	820,949
	390,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	394,973
	900,000	Ultra Resources, Inc. 2 mo. USD LIBOR + 3.000%, 4.31%, 04/12/2024	899,775

			3,598,895

		Oil & Gas Services - 0.2%
	880,688	Crosby U.S. Acquisition Corp. 3 mo. USD LIBOR + 3.000%, 4.32%, 11/23/2020	833,905
	16,427	Paragon Offshore Finance Co. 3 mo. USD LIBOR + 1.000%, 2.35%, 07/18/2022	13,525

			847,430

		Packaging & Containers - 1.0%
		Berry Plastics Group, Inc.
	444,710	3.49%, 01/06/2021	446,724
	769,989	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	773,307
	388,050	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	390,658
	375,000	Plastipak Holdings, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 10/04/2024	377,625
	198,500	Proampac PG Borrower LLC 1 mo. USD LIBOR + 4.000%, 5.30%, 11/18/2023	199,989
	2,073,576	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	2,085,230
	722,382	Signode Industrial Group U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.04%, 05/04/2021	729,606

			5,003,139

		Pharmaceuticals - 0.3%
	225,000	Albany Molecular Research, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 08/30/2024	226,548
	827,925	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	838,688

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Pharmaceuticals - 0.3% - (continued)
$	120,000	Quintiles IMS, Inc. 3 mo. USD LIBOR + 2.000%, 3.32%, 01/31/2025	$120,793
	327,497	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	334,662

			1,520,691

		Pipelines - 0.0%
	95,500	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/04/2018	71,307

		Real Estate - 0.5%
		DTZ U.S. Borrower LLC
	1,624,997	3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	1,633,886
	22,553	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	22,891
	656,298	VICI Properties 1 LLC 3 mo. USD LIBOR + 3.500%, 4.75%, 10/14/2022	656,764

			2,313,541

		REITS - 0.2%
	906,200	MGM Growth Properties Operating Partnership L.P. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/25/2023	910,894

		Retail - 2.1%
	1,299,278	Albertsons LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	1,258,377
	446,814	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 3.53%, 02/16/2024	447,261
	1,370,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	1,329,188
	100,000	Belron S.A. 0.00%, 10/26/2024(9)(15)	100,625
	417,563	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	419,884
	508,418	J. Crew Group, Inc. 4.29%, 03/05/2021	297,425
	1,023,174	Michaels Stores, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 01/30/2023	1,023,430
	911,189	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	714,372
	1,059,919	Party City Holdings, Inc. 3 mo. USD LIBOR + 3.000%, 4.43%, 08/19/2022	1,062,569
		Rite Aid Corp.
	745,000	5.13%, 06/21/2021(4)	746,244
	325,000	1 mo. USD LIBOR + 4.750%, 6.00%, 08/21/2020	326,625
	910,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	855,172

The accompanying notes are an integral part of these financial statements.

187

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Retail - 2.1% - (continued)
$	1,963,285	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/27/2023	$1,978,422

			10,559,594

		Semiconductors - 0.1%
	312,769	ON Semiconductor Corp. 1 mo. USD LIBOR + 2.250%, 3.49%, 03/31/2023	314,105

		Software - 2.4%
	660,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	657,334
	646,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	650,165
	279,300	Cypress Intermediate Holdings III, Inc. 1 mo. USD LIBOR + 3.000%, 4.25%, 04/27/2024	280,347
	508,975	Dell, Inc. 1 mo. USD LIBOR + 2.000%, 3.25%, 09/07/2023	510,115
	1,326,707	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.00%, 06/01/2022	1,333,619
		First Data Corp.
	1,337,640	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	1,340,824
	2,279,352	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	2,288,310
	238,800	Global Payments, Inc. 1 mo. USD LIBOR + 2.000%, 3.24%, 04/21/2023	239,746
	762,266	Go Daddy Operating Co. LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 02/15/2024	766,078
	299,246	GTT Communications, Inc. 4.50%, 01/09/2024	301,117
	134,662	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	135,896
	774,039	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	774,844
	204,488	iPayment, Inc. 3 mo. USD LIBOR + 6.000%, 7.35%, 04/11/2023	206,532
	54,171	MA FinanceCo LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	54,340
	365,829	Seattle Spinco, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/21/2024	366,974
	709,972	SS&C Technologies, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	713,742
	1,471,375	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	1,486,883

			12,106,866

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 23.9%(14) - (continued)
		Telecommunications - 1.3%
$	885,467	Entravision Communications Corp. 3.83%, 05/31/2020	$885,467
	1,125,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	1,128,814
	417,388	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	418,173
	1,388,025	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	1,392,647
	430,000	Unitymedia Finance LLC 1 mo. EUR LIBOR + 2.250%, 3.49%, 09/30/2025	429,634
	1,888,409	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	1,881,327
	282,410	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	283,486

			6,419,548

		Trucking & Leasing - 0.2%
	1,017,450	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	1,025,020
	169,575	Utility One Source L.P. 6.74%, 04/07/2023	174,662

			1,199,682

		Total Senior Floating Rate Interests (cost $120,685,013)	$120,251,705

U.S. GOVERNMENT AGENCIES - 1.3%
		FHLMC - 1.2%
$	8,025	0.00%, 11/15/2036(12)(16)	$7,501
	4,671,907	0.17%, 10/25/2020(2)(4)(8)	22,767
	58,677	3.00%, 03/15/2033(8)	7,428
	183,085	4.00%, 07/15/2027(8)	18,568
	73,647	4.50%, 03/15/2041	82,429
	2,203,000	1 mo. USD LIBOR + 3.450%, 4.69%, 10/25/2029(2)	2,341,077
	153,578	4.75%, 07/15/2039	167,438
	1,730,000	1 mo. USD LIBOR + 3.900%, 5.14%, 04/25/2029(2)	1,895,480
	1,258,596	1 mo. USD LIBOR + 4.000%, 5.24%, 08/25/2024(2)	1,359,965
	14,515	5.50%, 08/15/2033	16,102
	52,861	6.50%, 07/15/2036	58,814

			5,977,569

		FNMA - 0.1%
$	69,544	0.00%, 06/25/2036(12)(16)	60,696
	243,774	1.62%, 04/25/2055(2)(4)(8)	12,773
	5,000	2.44%, 01/01/2023	5,028
	52,820	2.50%, 06/25/2028(8)	4,166
	355,357	3.00%, 01/25/2028(8)	32,138
	152,780	3.00%, 04/25/2028(8)	14,400
	30,000	3.16%, 12/01/2026	30,704
	24,484	3.24%, 12/01/2026	25,204

The accompanying notes are an integral part of these financial statements.

188

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.3% - (continued)
		FNMA - 0.1% - (continued)
$	47,309	3.26%, 05/01/2024	$49,190
	24,514	3.34%, 04/01/2024	25,599
	9,577	3.45%, 01/01/2024	10,049
	9,516	3.47%, 01/01/2024	9,995
	100,108	3.50%, 05/25/2030(8)	12,572
	23,700	3.67%, 08/01/2023	25,044
	5,000	3.70%, 10/01/2023	5,291
	10,000	3.76%, 03/01/2024	10,654
	15,000	3.86%, 12/01/2025	16,108
	5,000	3.86%, 11/01/2023	5,345
	23,514	3.87%, 10/01/2025	25,340
	33,782	3.89%, 05/01/2030	36,400
	34,549	3.93%, 10/01/2023	36,995
	9,521	3.96%, 05/01/2034	10,226
	9,805	3.97%, 05/01/2029	10,589
	50,853	4.00%, 03/25/2042(8)	7,268
	18,286	4.06%, 10/01/2028	19,914
	46,443	4.50%, 07/25/2027(8)	5,066
	26,383	5.46%, 05/25/2042(2)(4)(8)	2,922
	87,115	5.50%, 04/25/2035	97,733
	37,022	5.50%, 04/25/2037	40,669
	413,060	5.50%, 06/25/2042(8)	90,063

			738,141

		GNMA - 0.0%
$	44,491	4.00%, 05/16/2042(8)	7,241
	123,988	5.00%, 10/16/2041(8)	21,199

			28,440

		Total U.S. Government Agencies (cost $6,428,914)	$6,744,150

U.S. GOVERNMENT SECURITIES - 16.0%
		U.S. Treasury Securities - 16.0%
		U.S. Treasury Bonds - 2.7%
$	50,000	5.38%, 02/15/2031	$66,653
	4,835,000	6.25%, 05/15/2030	6,831,137
	5,475,000	7.88%, 02/15/2021	6,544,122

			13,441,912

		U.S. Treasury Notes - 13.3%
	647,400	0.88%, 01/31/2018	646,877
	27,000	1.00%, 05/31/2018	26,949
	7,373,700	1.25%, 12/15/2018(17)(18)	7,352,385
	6,030,000	1.38%, 12/15/2019	5,999,379
	7,525,000	1.63%, 04/30/2023	7,343,636
	6,469,000	1.75%, 02/28/2022(17)	6,417,198
	5,346,000	2.00%, 02/15/2023	5,328,876
	495,000	2.00%, 02/15/2025	486,396
	29,458,000	2.13%, 08/31/2020(18)	29,784,800
	526,000	2.13%, 08/15/2021(17)	531,013
	2,890,000	2.13%, 05/15/2025(18)	2,860,761

			66,778,270

			80,220,182

		Total U.S. Government Securities (cost $80,635,560)	$80,220,182

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.1%
		Consumer Services - 0.0%
$	13,341	Caesars Entertainment Corp. •	$172,766

		Energy - 0.1%
	83,644,001	KCA Deutag •(1)(5)(7)(19)	434,029
	1,436	Ocean Rig UDW, Inc. •	38,456
	475	Paragon Offshore Ltd.	7,600
	2,648	Paragon Offshore Ltd., Escrow(5)(7)(19)	—
	713	Paragon Offshore Ltd., Litigation	5,056
	19,531	Templar Energy LLC Class A •	50,780

			535,921

		Utilities - 0.0%
	600,000	TCEH Corp. •(5)(7)(19)	1

		Total Common Stocks (cost $1,517,645)	$708,688

		Total Long-Term Investments (cost $503,676,555)	$507,035,142

SHORT-TERM INVESTMENTS - 1.8%
		Commercial Paper - 0.1%
CAD	375,000	Royal Bank of Canada 1.17%, 11/20/2017(20)	$290,496
	375,000	Toronto Dominion Bank 0.00%, 11/01/2017(20)	290,675

			581,171

		Foreign Government Obligations - 1.0%
		Japan Treasury Discount Bill
JPY	200,000,000	0.14%, 11/27/2017(20)	1,759,190
	100,000,000	0.15%, 12/11/2017(20)	879,613
	140,000,000	0.17%, 01/15/2018(20)	1,231,572
	100,000,000	0.18%, 01/22/2018(20)	879,715
SEK	5,000,000	Sweden Treasury Bill 0.69%, 01/17/2018(20)	598,368

			5,348,458

		Other Investment Pools & Funds - 0.7%
	3,408,113	Fidelity Institutional Government Fund, Institutional Class On behalf of	3,408,113

		Total Short-Term Investments (cost $9,420,852)	$9,337,742

Total Investments (cost $513,097,407)	102.7%	$516,372,884
Other Assets and Liabilities	(2.7)%	(13,667,012)

Total Net Assets	100.0%	$502,705,872

The accompanying notes are an integral part of these financial statements.

189

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

•	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $93,101,563, which represented 18.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $434,032, which represented 0.1% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(6)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(7)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $434,032, which represents 0.1% of total net assets.

(8)	Securities disclosed are interest-only strips.

(9)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $14,560,280 at October 31, 2017.

(10)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $86,450,856, which represented 17.2% of total net assets.

(11)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(12)	Security is a zero-coupon bond.

(13)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(14)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(15)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(16)	Securities disclosed are principal-only strips.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(18)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(19)	Investment valued using significant unobservable inputs.

(20)	The rate shown represents current yield to maturity.

The accompanying notes are an integral part of these financial statements.

190

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	67	12/15/2017	$6,607,383	$43,411
Australian 3-Year Bond Future	12	12/15/2017	1,024,873	1,404
Australian Dollar Future	99	12/18/2017	7,575,480	(342,488)
Canadian Dollar Future	85	12/19/2017	6,593,875	(386,021)
Canadian Government 10-Year Bond Future	3	12/18/2017	319,580	(1,253)
Euro-BTP Future	10	12/07/2017	1,626,013	41,866
Euro-OAT Future	11	12/07/2017	2,017,589	21,159
Euro-Schatz Future	18	12/07/2017	2,353,893	1,980
Japan 10-Year Bond Future	4	12/13/2017	5,293,347	(22,187)
Japan 10-Year Mini Bond Future	12	12/12/2017	1,588,215	(5,473)
U.S. 10-Year Ultra Future	134	12/19/2017	17,945,531	(304,602)
U.S. Treasury 10-Year Note Future	381	12/19/2017	47,601,188	(555,222)
U.S. Treasury 2-Year Note Future	127	12/29/2017	27,350,641	(111,309)
U.S. Treasury 5-Year Note Future	392	12/29/2017	45,937,500	(411,953)
U.S. Treasury Long Bond Future	45	12/19/2017	6,861,094	(121,418)

Total				$(2,152,106)

Short position contracts:
British Pound Future	100	12/18/2017	$8,313,125	$(36,738)
Euro BUXL 30-Year Bond Future	9	12/07/2017	1,741,543	(7,560)
Euro FX Future	56	12/18/2017	8,176,700	227,193
Euro-BOBL Future	21	12/07/2017	3,223,581	(15,047)
Euro-Bund Future	72	12/07/2017	13,649,706	(82,440)
Eurodollar 3-Month Future	99	09/17/2018	24,293,363	41,873
Japanese Yen Future	65	12/18/2017	7,161,375	287,895
Long Gilt Future	72	12/27/2017	11,889,280	247,139
Swiss Franc Future	38	12/18/2017	4,774,225	183,313
U.S. Treasury Ultra Long Term Bond Future	5	12/19/2017	823,906	9,210

Total				$854,838

Total futures contracts				$(1,297,268)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FNMA, 3.50%	$20,000,000	11/01/2047	$(20,560,156)	$(7,806)

Total (proceeds receivable $20,552,350)			$(20,560,156)	$(7,806)

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (4.1)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.07	GSC	USD	379,179	(0.09%)	08/25/37	Monthly	$83,067	$—	$28,403	$(54,664)
ABX.HE.AAA.07	MSC	USD	1,082,879	(0.09%)	08/25/37	Monthly	10,705	—	(81,115)	(91,820)
ABX.HE.AAA.07	CSI	USD	1,082,879	(0.09%)	08/25/37	Monthly	272,768	—	81,116	(191,652)
ABX.HE.PENAAA.06	JPM	USD	352,749	(0.11%)	05/25/46	Monthly	39,512	—	32,588	(6,924)
ABX.HE.PENAAA.06	CSI	USD	554,224	(0.11%)	05/25/46	Monthly	62,222	—	51,203	(11,019)

The accompanying notes are an integral part of these financial statements.

191

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.A.7	MSC	USD	75,000	(2.00%)	01/17/47	Monthly	$1,002	$—	$2,342	$1,340
CMBX.NA.A.7	JPM	USD	690,000	(2.00%)	01/17/47	Monthly	26,160	—	21,558	(4,602)
CMBX.NA.A.9	DEUT	USD	110,000	(2.00%)	09/17/58	Monthly	2,597	—	3,824	1,227
CMBX.NA.A.9	MSC	USD	965,000	(2.00%)	09/17/58	Monthly	33,484	—	33,648	164
CMBX.NA.A.9	MSC	USD	535,000	(2.00%)	09/17/58	Monthly	23,419	—	18,653	(4,766)
CMBX.NA.A.9	DEUT	USD	365,000	(2.00%)	09/17/58	Monthly	18,253	—	12,710	(5,543)
CMBX.NA.AA.7	CSI	USD	440,000	(1.50%)	01/17/47	Monthly	—	(2,026)	199	2,225
CMBX.NA.AA.7	CSI	USD	170,000	(1.50%)	01/17/47	Monthly	5,196	—	86	(5,110)
CMBX.NA.AA.7	CSI	USD	910,000	(1.50%)	01/17/47	Monthly	27,811	—	412	(27,399)
CMBX.NA.AA.7	CSI	USD	1,295,000	(1.50%)	01/17/47	Monthly	39,577	—	599	(38,978)
CMBX.NA.AA.7	CSI	USD	1,495,000	(1.50%)	01/17/47	Monthly	45,689	—	691	(44,998)
CMBX.NA.AA.8	DEUT	USD	60,000	(1.50%)	10/17/57	Monthly	773	—	664	(109)
CMBX.NA.AA.8	MSC	USD	515,000	(1.50%)	10/17/57	Monthly	20,436	—	5,701	(14,735)
CMBX.NA.AAA.6	MSC	USD	3,163,260	(0.50%)	05/11/63	Monthly	—	(12,415)	(18,133)	(5,718)
CMBX.NA.AAA.9	CSI	USD	240,000	(0.50%)	09/17/58	Monthly	2,626	—	(286)	(2,912)
CMBX.NA.AS.7	GSC	USD	5,000	(1.00%)	01/17/47	Monthly	138	—	(53)	(191)
CMBX.NA.AS.7	CSI	USD	1,340,000	(1.00%)	01/17/47	Monthly	23,904	—	(14,124)	(38,028)
CMBX.NA.AS.8	DEUT	USD	50,000	(1.00%)	10/17/57	Monthly	—	(89)	(478)	(389)
CMBX.NA.AS.8	DEUT	USD	405,000	(1.00%)	10/17/57	Monthly	29,226	—	(3,875)	(33,101)
CMBX.NA.BB.8	JPM	USD	295,000	(5.00%)	10/17/57	Monthly	68,443	—	72,440	3,997
CMBX.NA.BB.8	JPM	USD	95,000	(5.00%)	10/17/57	Monthly	22,620	—	23,322	702
CMBX.NA.BB.8	JPM	USD	306,000	(5.00%)	10/17/57	Monthly	76,276	—	75,064	(1,212)
CMBX.NA.BB.9	CSI	USD	35,000	(5.00%)	09/17/58	Monthly	7,558	—	6,075	(1,483)
CMBX.NA.BB.9	CSI	USD	1,185,000	(5.00%)	09/17/58	Monthly	245,827	—	206,037	(39,790)
CMBX.NA.BBB.10	MSC	USD	380,000	(3.00%)	11/17/59	Monthly	24,599	—	39,960	15,361
CMBX.NA.BBB.10	MSC	USD	665,000	(3.00%)	11/17/59	Monthly	51,427	—	69,930	18,503
CMBX.NA.BBB.10	DEUT	USD	160,000	(3.00%)	11/17/59	Monthly	15,233	—	16,801	1,568
CMBX.NA.BBB.10	MSC	USD	180,000	(3.00%)	11/17/59	Monthly	17,513	—	18,931	1,418
CMBX.NA.BBB.7	CSI	USD	710,000	(3.00%)	01/17/47	Monthly	67,460	—	82,126	14,666
CMBX.NA.BBB.7	CSI	USD	690,000	(3.00%)	01/17/47	Monthly	65,560	—	80,155	14,595
CMBX.NA.BBB.7	MSC	USD	805,000	(3.00%)	01/17/47	Monthly	80,987	—	93,513	12,526
CMBX.NA.BBB.7	GSC	USD	365,000	(3.00%)	01/17/47	Monthly	30,803	—	42,402	11,599
CMBX.NA.BBB.7	MSC	USD	800,000	(3.00%)	01/17/47	Monthly	58,596	—	93,040	34,444
CMBX.NA.BBB.7	MSC	USD	1,165,000	(3.00%)	01/17/47	Monthly	110,702	—	135,377	24,675
CMBX.NA.BBB.7	MSC	USD	485,000	(3.00%)	01/17/47	Monthly	39,326	—	56,331	17,005
CMBX.NA.BBB.7	GSC	USD	680,000	(3.00%)	01/17/47	Monthly	62,044	—	78,978	16,934
CMBX.NA.BBB.7	DEUT	USD	475,000	(3.00%)	01/17/47	Monthly	38,869	—	55,169	16,300
CMBX.NA.BBB.7	DEUT	USD	350,000	(3.00%)	01/17/47	Monthly	25,006	—	40,658	15,652
CMBX.NA.BBB.7	DEUT	USD	360,000	(3.00%)	01/17/47	Monthly	33,561	—	41,820	8,259
CMBX.NA.BBB.7	GSC	USD	330,000	(3.00%)	01/17/47	Monthly	45,017	—	38,334	(6,683)
CMBX.NA.BBB.9	MSC	USD	280,000	(3.00%)	09/17/58	Monthly	30,221	—	32,174	1,953
CMBX.NA.BBB.9	MSC	USD	125,000	(3.00%)	09/17/58	Monthly	14,370	—	14,343	(27)
CMBX.NA.BBB.9	DEUT	USD	290,000	(3.00%)	09/17/58	Monthly	29,811	—	33,275	3,464
CMBX.NA.BBB.9	GSC	USD	725,000	(3.00%)	09/17/58	Monthly	82,292	—	83,309	1,017
CMBX.NA.BBB.9	CSI	USD	595,000	(3.00%)	09/17/58	Monthly	68,073	—	68,270	197
CMBX.NA.BBB.9	MSC	USD	540,000	(3.00%)	09/17/58	Monthly	63,746	—	61,960	(1,786)
CMBX.NA.BBB.9	DEUT	USD	1,050,000	(3.00%)	09/17/58	Monthly	127,347	—	120,637	(6,710)
CMBX.NA.BBB.9	JPM	USD	1,130,000	(3.00%)	09/17/58	Monthly	139,453	—	129,827	(9,626)
CMBX.NA.BBB.9	MSC	USD	2,115,000	(0.50%)	09/17/58	Monthly	26,284	—	(2,486)	(28,770)
PrimeX.ARM.2	MSC	USD	181,252	(4.58%)	12/25/37	Monthly	—	(392)	(879)	(487)

Total							$2,537,589	$(14,922)	$2,083,226	$(439,441)

The accompanying notes are an integral part of these financial statements.

192

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection:
ABX.HE.AAA.07	MSC	USD	379,737	0.09%	08/25/37	Monthly	$3,748	$—	$(28,474)	$(32,222)
ABX.HE.PENAAA.06	BCLY	USD	906,973	0.11%	05/25/46	Monthly	—	(24,614)	(83,793)	(59,179)
CMBX.NA.A.9	JPM	USD	35,000	2.00%	09/17/58	Monthly	—	(1,503)	(747)	756
CMBX.NA.BB.6	GSC	USD	1,155,000	5.00%	05/11/63	Monthly	—	(210,488)	(302,306)	(91,818)
CMBX.NA.BB.6	CSI	USD	51,000	5.00%	05/11/63	Monthly	—	(9,268)	(10,330)	(1,062)
CMBX.NA.BB.6	CSI	USD	85,000	5.00%	05/11/63	Monthly	—	(16,574)	(19,722)	(3,148)
CMBX.NA.BB.6	JPM	USD	65,000	5.00%	05/11/63	Monthly	—	(9,537)	(17,013)	(7,476)
CMBX.NA.BB.6	GSC	USD	82,000	5.00%	05/11/63	Monthly	—	(9,403)	(21,463)	(12,060)
CMBX.NA.BB.6	CSI	USD	130,000	5.00%	05/11/63	Monthly	—	(19,075)	(34,062)	(14,987)
CMBX.NA.BB.6	CSI	USD	555,000	5.00%	05/11/63	Monthly	—	(111,294)	(145,418)	(34,124)
CMBX.NA.BB.6	CSI	USD	970,000	5.00%	05/11/63	Monthly	—	(201,541)	(254,154)	(52,613)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(132,667)	(191,068)	(58,401)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(132,667)	(191,068)	(58,401)
CMBX.NA.BB.6	CSI	USD	730,000	5.00%	05/11/63	Monthly	—	(132,667)	(191,068)	(58,401)
CMBX.NA.BB.6	CSI	USD	830,000	5.00%	05/11/63	Monthly	—	(150,841)	(217,260)	(66,419)
CMBX.NA.BB.6	GSC	USD	550,000	5.00%	05/11/63	Monthly	—	(59,431)	(143,955)	(84,524)
CMBX.NA.BB.6	MSC	USD	1,491,000	5.00%	05/11/63	Monthly	—	(270,984)	(390,369)	(119,385)
CMBX.NA.BB.8	GSC	USD	945,000	5.00%	10/17/57	Monthly	—	(283,722)	(231,850)	51,872
CMBX.NA.BB.8	CSI	USD	1,470,000	5.00%	10/17/57	Monthly	—	(405,931)	(360,637)	45,294
CMBX.NA.BB.8	CSI	USD	1,325,000	5.00%	10/17/57	Monthly	—	(365,890)	(325,045)	40,845
CMBX.NA.BB.8	MSC	USD	1,006,000	5.00%	10/17/57	Monthly	—	(277,819)	(246,850)	30,969
CMBX.NA.BB.8	CSI	USD	365,000	5.00%	10/17/57	Monthly	—	(100,792)	(89,537)	11,255
CMBX.NA.BB.8	UBS	USD	365,000	5.00%	10/17/57	Monthly	—	(40,866)	(89,537)	(48,671)
CMBX.NA.BB.8	BOA	USD	462,000	5.00%	10/17/57	Monthly	—	(31,420)	(113,332)	(81,912)
CMBX.NA.BB.9	GSC	USD	510,000	5.00%	09/15/58	Monthly	—	(138,401)	(88,550)	49,851
CMBX.NA.BB.9	GSC	USD	180,000	5.00%	09/15/58	Monthly	—	(48,426)	(31,246)	17,180
CMBX.NA.BB.9	MLI	USD	265,000	5.00%	09/17/58	Monthly	—	(72,654)	(46,011)	26,643
CMBX.NA.BB.9	MLI	USD	250,000	5.00%	09/17/58	Monthly	—	(66,697)	(43,405)	23,292
CMBX.NA.BB.9	JPM	USD	15,000	5.00%	09/17/58	Monthly	—	(4,002)	(2,604)	1,398
CMBX.NA.BBB.6	CSI	USD	850,000	3.00%	05/11/63	Monthly	—	(124,584)	(141,714)	(17,130)
CMBX.NA.BBB.6	DEUT	USD	1,205,000	3.00%	05/11/63	Monthly	—	(182,515)	(200,900)	(18,385)
CMBX.NA.BBB.6	MSC	USD	1,445,000	3.00%	05/11/63	Monthly	—	(216,575)	(240,914)	(24,339)
CMBX.NA.BBB.7	JPM	USD	80,000	3.00%	01/17/47	Monthly	—	(5,770)	(7,678)	(1,908)
CMBX.NA.BBB.7	JPM	USD	160,000	3.00%	01/17/47	Monthly	—	(13,102)	(18,583)	(5,481)
CMBX.NA.BBB.7	CSI	USD	295,000	3.00%	01/17/47	Monthly	—	—	(34,262)	(34,262)
PrimeX.ARM.2	JPM	USD	181,252	4.58%	12/25/37	Monthly	7,362	—	880	(6,482)

Total							$11,110	$(3,871,720)	$(4,554,045)	$(693,435)

Total traded indices							$2,548,699	$(3,886,642)	$(2,470,819)	$(1,132,876)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC	USD	2,550,000	1.00%	12/20/22	Quarterly	$—	$(42,229)	$(31,970)	$10,259

Total single-name issues							$—	$(42,229)	$(31,970)	$10,259

Total OTC contracts							$2,548,699	$(3,928,871)	$(2,502,789)	$(1,122,617)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

193

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.28	USD	1,056,330	(5.00%)	06/20/22	Quarterly	$68,049	$99,274	$31,225
CDX.NA.HY.29	USD	13,060,000	(5.00%)	12/20/22	Quarterly	972,955	1,140,093	167,138
CDX.NA.HY.29	USD	9,655,000	(5.00%)	12/20/22	Quarterly	(798,582)	(843,154)	(44,572)

Total						$242,422	$396,213	$153,791

Credit default swaps on indices:
Sell protection:
CDX.EM.28	USD	5,160,000	1.00%	12/20/22	Quarterly	$220,467	$171,214	$(49,253)
CDX.EM.28	USD	7,265,000	1.00%	12/20/22	Quarterly	(281,257)	(241,100)	40,157
CDX.NA.IG.29.V1	USD	10,995,000	1.00%	12/20/22	Quarterly	(224,518)	(262,708)	(38,190)
ITRAXX.XOV.27	EUR	1,015,000	5.00%	06/20/22	Quarterly	132,024	165,079	33,055
ITRAXX.XOVER.28	EUR	7,400,000	5.00%	12/20/22	Quarterly	1,026,278	1,142,090	115,812

Total						$872,994	$974,575	$101,581

Total						$1,115,416	$1,370,788	$255,372

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counterparty	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
BCLY	1.89% Fixed	CPURNSA	USD	10,639,000	07/15/24	maturity	$—	$—	$209,829	$209,829

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M USD LIBOR	2.75% Fixed	USD	4,640,000	12/20/47	Semi-Annual	$—	$(104,687)	$(157,593)	$(52,906)

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,527,000	AUD	1,196,405	USD	ANZ	11/07/17	$—	$(27,792)
1,527,000	AUD	1,168,854	USD	DEUT	12/06/17	—	(605)
585,000	BRL	180,000	USD	DEUT	12/04/17	—	(1,982)
859,000	CAD	689,368	USD	MSC	11/07/17	—	(23,487)
80,000	CAD	62,078	USD	GSC	12/06/17	—	(47)
115,000	CHF	115,123	USD	UBS	11/07/17	197	—
598,000	CNH	89,578	USD	BNP	12/20/17	283	—
6,050,000	CNH	921,273	USD	JPM	12/20/17	—	(12,143)
375,000	DKK	58,525	USD	CBK	11/07/17	199	—
778,000	EGP	41,055	USD	GSC	03/06/18	1,494	—
622,000	EGP	32,737	USD	GSC	03/06/18	1,281	—
1,712,000	EGP	93,654	USD	GSC	03/06/18	—	(24)
4,805,000	EGP	261,425	USD	GSC	03/29/18	—	(353)
7,120,000	EGP	382,179	USD	GSC	04/26/18	1,628	—
75,000	EUR	87,931	USD	JPM	11/07/17	—	(535)
75,000	EUR	88,293	USD	DEUT	11/07/17	—	(898)
107,000	EUR	125,906	USD	UBS	11/07/17	—	(1,222)

The accompanying notes are an integral part of these financial statements.

194

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
255,000	EUR	302,028	USD	TDB	11/07/17	$—	$(4,884)
4,402,000	EUR	5,201,183	USD	CBK	11/07/17	—	(71,667)
4,402,000	EUR	5,208,803	USD	BCLY	11/07/17	—	(79,287)
4,631,000	EUR	5,401,344	USD	CBK	12/06/17	4,148	—
95,000	EUR	110,863	USD	GSC	12/06/17	25	—
100,000	EUR	116,869	USD	UBS	12/20/17	—	(37)
163,000	EUR	193,925	USD	CSFB	12/20/17	—	(3,489)
779,000	EUR	933,832	USD	DEUT	12/20/17	—	(23,712)
1,179,000	GBP	1,578,196	USD	SSG	11/07/17	—	(12,001)
1,144,000	GBP	1,519,511	USD	DEUT	12/06/17	1,560	—
30,000	GBP	39,875	USD	GSC	12/06/17	14	—
11,890,000	INR	184,238	USD	BCLY	12/20/17	—	(1,847)
606,137,000	JPY	5,394,694	USD	CIBC	11/07/17	—	(62,403)
606,137,000	JPY	5,402,031	USD	JPM	11/07/17	—	(69,739)
1,186,974,000	JPY	10,478,638	USD	BOA	12/06/17	—	(21,798)
2,662,000	MXN	145,711	USD	GSC	11/07/17	—	(7,034)
160,000	MYR	37,888	USD	BCLY	11/07/17	—	(106)
160,000	MYR	37,736	USD	GSC	12/06/17	—	—
138,000	NOK	17,397	USD	BOA	11/07/17	—	(499)
138,000	NOK	16,910	USD	MSC	12/06/17	1	—
200,000	PEN	61,293	USD	DEUT	12/20/17	90	—
600,000	PEN	185,099	USD	DEUT	12/20/17	—	(950)
778,000	PLN	211,644	USD	HSBC	11/07/17	2,088	—
360,000	PLN	100,409	USD	BNP	11/07/17	—	(1,509)
365,000	PLN	100,087	USD	MSC	12/06/17	194	—
680,000	PLN	190,813	USD	SCB	12/20/17	—	(3,944)
1,374,000	SEK	169,591	USD	BOA	11/07/17	—	(5,406)
1,374,000	SEK	164,746	USD	UBS	12/06/17	—	(266)
34,000	SGD	25,032	USD	BNP	11/07/17	—	(88)
79,000	SGD	58,239	USD	JPM	11/07/17	—	(283)
45,000	SGD	33,037	USD	CSFB	12/06/17	—	(15)
650,000	TRY	184,274	USD	BOA	12/20/17	—	(15,479)
1,169,224	USD	1,527,000	AUD	DEUT	11/07/17	611	—
53,655	USD	70,000	AUD	GSC	12/06/17	100	—
645,407	USD	810,000	AUD	UBS	12/20/17	25,779	—
105,657	USD	135,000	AUD	BNP	12/20/17	2,385	—
257,582	USD	330,000	AUD	ANZ	02/22/18	5,251	—
182,379	USD	585,000	BRL	DEUT	12/04/17	4,361	—
299,088	USD	375,000	CAD	JPM	11/01/17	8,410	—
299,120	USD	375,000	CAD	SSG	11/20/17	8,396	—
205,523	USD	265,000	CAD	RBC	12/04/17	50	—
663,978	USD	810,000	CAD	DEUT	12/20/17	35,792	—
96,065	USD	120,000	CAD	BNP	12/20/17	3,001	—
247,193	USD	310,000	CAD	BNP	01/25/18	6,681	—
296,145	USD	370,000	CAD	BOA	02/01/18	9,065	—
195,741	USD	245,000	CAD	SSG	02/01/18	5,647	—
296,089	USD	370,000	CAD	CIBC	04/04/18	8,851	—
118,587	USD	115,000	CHF	CBK	11/07/17	3,267	—
115,333	USD	115,000	CHF	UBS	12/06/17	—	(228)
59,605	USD	375,000	DKK	MSC	11/07/17	881	—
58,620	USD	375,000	DKK	CBK	12/06/17	—	(210)
160,165	USD	3,112,000	EGP	GSC	03/06/18	—	(10,032)
245,906	USD	4,805,000	EGP	GSC	03/29/18	—	(15,167)
487,779	USD	415,000	EUR	NAB	11/01/17	4,342	—
64,813	USD	55,000	EUR	MSC	11/07/17	723	—
5,393,263	USD	4,631,000	EUR	CBK	11/07/17	—	(3,100)
10,738,932	USD	9,079,000	EUR	DEUT	11/30/17	145,741	—
263,391	USD	226,000	EUR	SSG	11/30/17	—	(301)
139,690	USD	120,000	EUR	GSC	11/30/17	—	(323)

The accompanying notes are an integral part of these financial statements.

195

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
7,713,539	USD	6,635,000	EUR	JPM	11/30/17	$—	$(28,043)
441,247	USD	378,000	EUR	UBS	12/06/17	30	—
11,400,081	USD	9,507,000	EUR	CBK	12/20/17	292,878	—
582,868	USD	490,000	EUR	RBC	12/20/17	10,392	—
213,486	USD	180,000	EUR	BNP	12/20/17	3,188	—
136,665	USD	115,000	EUR	MSC	12/20/17	2,308	—
495,839	USD	420,000	EUR	NAB	01/16/18	4,347	—
202,481	USD	170,000	EUR	JPM	01/16/18	3,544	—
299,777	USD	255,000	EUR	CBK	01/19/18	1,317	—
190,645	USD	160,000	EUR	MSC	01/31/18	3,252	—
205,876	USD	175,000	EUR	MSC	01/31/18	915	—
288,708	USD	245,000	EUR	GSC	02/01/18	1,744	—
484,312	USD	415,000	EUR	JPM	02/01/18	—	(1,770)
47,012	USD	35,000	GBP	TDB	11/07/17	517	—
1,518,317	USD	1,144,000	GBP	DEUT	11/07/17	—	(1,384)
287,019	USD	219,000	GBP	SSG	11/30/17	—	(4,100)
1,318,890	USD	985,000	GBP	BNP	12/20/17	8,542	—
174,554	USD	130,000	GBP	BNP	12/20/17	1,614	—
10,465,998	USD	1,186,974,000	JPY	BOA	11/07/17	23,985	—
225,104	USD	25,300,000	JPY	TDB	11/07/17	2,536	—
889,499	USD	100,000,000	JPY	NAB	11/27/17	8,996	—
890,137	USD	100,000,000	JPY	HSBC	12/11/17	8,882	—
890,484	USD	100,000,000	JPY	HSBC	12/18/17	8,826	—
1,274,437	USD	139,800,000	JPY	BCLY	12/20/17	41,717	—
253,242	USD	28,400,000	JPY	BNP	12/20/17	2,818	—
1,248,250	USD	140,000,000	JPY	CBK	01/16/18	11,963	—
894,650	USD	100,000,000	JPY	GSC	01/22/18	11,321	—
337,394	USD	6,352,000	MXN	SSG	12/20/17	8,988	—
112,550	USD	2,118,000	MXN	BNP	12/20/17	3,047	—
37,754	USD	160,000	MYR	GSC	11/07/17	—	(28)
16,899	USD	138,000	NOK	MSC	11/07/17	1	—
490,653	USD	1,601,000	PEN	DEUT	12/20/17	—	(720)
39,746	USD	145,000	PLN	CIBC	11/07/17	—	(88)
100,088	USD	365,000	PLN	MSC	11/07/17	—	(185)
171,979	USD	628,000	PLN	GSC	11/07/17	—	(545)
246,528	USD	14,380,000	RUB	GSC	12/20/17	2,906	—
164,492	USD	1,374,000	SEK	UBS	11/07/17	307	—
623,837	USD	5,000,000	SEK	MSC	01/17/18	23,557	—
33,030	USD	45,000	SGD	CSFB	11/07/17	16	—
169,564	USD	650,000	TRY	HSBC	12/20/17	769	—
82,151	USD	1,117,000	ZAR	CIBC	11/07/17	3,247	—
26,837	USD	378,000	ZAR	GSC	11/07/17	136	—
181,285	USD	2,392,000	ZAR	BCLY	12/20/17	13,583	—
149,035	USD	2,140,000	ZAR	GSC	12/20/17	—	(1,000)
1,495,000	ZAR	109,867	USD	JPM	11/07/17	—	(4,262)
378,000	ZAR	26,703	USD	GSC	12/06/17	—	(142)

Total						$804,725	$(527,159)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

196

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
TDB	Toronto-Dominion Bank
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CNH	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thai Baht
TRY	Turkish Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
CMT	Constant Maturity Treasury

Other Abbreviations:
CDO	Collateralized Debt Obligation
CJSC	Closed Joint Stock Company
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
JSC	Joint Stock Company
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OJSC	Open Joint Stock Company
OTC	Over-the-Counter
PAC	Planned Amortization Class
PJSC	Private Joint Stock Company
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

197

The Hartford Strategic Income Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$71,710,894	$—	$71,710,894	$—
Corporate Bonds	92,243,687	—	92,243,687	—
Foreign Government Obligations	124,451,503	—	124,451,503	—
Municipal Bonds	10,704,333	—	10,704,333	—
Senior Floating Rate Interests	120,251,705	—	120,251,705	—
U.S. Government Agencies	6,744,150	—	6,744,150	—
U.S. Government Securities	80,220,182	—	80,220,182	—
Common Stocks
Consumer Services	172,766	172,766	—	—
Energy	535,921	38,456	63,436	434,029
Utilities	1	—	—	1
Short-Term Investments	9,337,742	3,408,113	5,929,629	—
Foreign Currency Contracts(2)	804,725	—	804,725	—
Futures Contracts(2)	1,106,443	1,106,443	—	—
Swaps - Credit Default(2)	936,792	—	936,792	—
Swaps - Interest Rate(2)	209,829	—	209,829	—

Total	$519,430,673	$4,725,778	$514,270,865	$434,030

Liabilities
Foreign Currency Contracts(2)	$(527,159)	$—	$(527,159)	$—
Futures Contracts(2)	(2,403,711)	(2,403,711)	—	—
Swaps - Credit Default(2)	(1,804,037)	—	(1,797,555)	(6,482)
Swaps - Interest Rate(2)	(52,906)	—	(52,906)	—
TBA Sale Commitments	(20,560,156)	—	(20,560,156)	—

Total	$(25,347,969)	$(2,403,711)	$(22,937,776)	$(6,482)

(1)	For the year ended October 31, 2017, there were no transfers between Level 1 and Level 2, investments valued at $171,048 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs and and investments valued at $2,234 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

198

The Hartford Total Return Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4%
		Asset-Backed - Automobile - 0.6%
$	341,739	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$341,931
	1,840,000	CarMax Auto Owner Trust 2.58%, 11/16/2020	1,843,499
	2,435,000	Credit Acceptance Auto Loan Trust 2.65%, 06/15/2026(1)	2,434,803
		First Investors Auto Owner Trust
	819,565	1.67%, 11/16/2020(1)	819,559
	930,000	2.39%, 11/16/2020(1)	932,144
	2,100,244	Honor Automobile Trust Securitization 2.94%, 11/15/2019(1)	2,106,622
		Santander Drive Auto Receivables Trust
	1,014,516	1.83%, 01/15/2020	1,014,704
	78,993	2.25%, 06/17/2019	79,045
	525,006	2.36%, 04/15/2020	525,556
	4,310,000	Westlake Automobile Receivables Trust 3.28%, 12/15/2022(1)	4,292,619

			14,390,482

		Asset-Backed - Finance & Insurance - 17.8%
	175,000	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 5.82%, 11/25/2035(2)	177,850
	4,200,000	AMMC CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.62%, 07/25/2029(1)(3)	4,235,809
	2,910,000	Anchorage Capital CLO Ltd. 3 mo. USD LIBOR + 1.510%, 2.87%, 01/15/2029(1)(3)	2,952,323
	3,970,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 2.84%, 04/24/2029(1)(3)	3,990,942
		Apidos CLO
	2,935,000	3 mo. USD LIBOR + 0.980%, 2.29%, 01/19/2025(1)(3)	2,947,218
	1,445,000	3 mo. USD LIBOR + 1.330%, 2.69%, 01/16/2027(1)(3)	1,452,520
	3,775,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.250%, 2.61%, 10/15/2026(1)(3)	3,798,582
		Avery Point CLO Ltd.
	4,375,000	3 mo. USD LIBOR + 1.100%, 2.47%, 04/25/2026(1)(3)	4,388,230
	3,160,000	3 mo. USD LIBOR + 1.120%, 2.47%, 01/18/2025(1)(3)	3,169,708
		Babson CLO Ltd.
	1,030,000	3 mo. USD LIBOR + 1.150%, 2.51%, 07/20/2025(1)(3)	1,033,427
	3,281,000	3 mo. USD LIBOR + 1.320%, 2.68%, 01/15/2026(1)(3)	3,316,149
		Bayview Opportunity Master Fund Trust
	1,439,083	3.11%, 09/28/2032(1)(2)	1,439,811
	5,750,000	3.11%, 10/28/2032(1)(2)	5,750,000
	3,285,625	3.50%, 01/28/2055(1)(3)(4)	3,359,321
	3,894,515	3.50%, 06/28/2057(1)(3)(4)	3,972,832
	7,793,065	3.50%, 07/28/2057(1)(3)(4)	7,971,906
	7,875,000	3.50%, 10/28/2057(1)(3)(4)	8,047,657
	5,232,101	3.50%, 01/28/2058(1)(3)(4)	5,355,024
	2,797,565	4.00%, 11/28/2053(1)(3)(4)	2,904,657
	5,361,437	4.00%, 10/28/2064(1)(3)(4)	5,571,142

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
$	1,020,000	Benefit Street Partners CLO VI Ltd. 3 mo. USD LIBOR + 0.800%, 2.15%, 10/18/2029(1)(3)	$1,019,996
		BlueMountain CLO Ltd.
	3,353,000	3 mo. USD LIBOR + 0.930%, 2.29%, 07/20/2026(1)(3)	3,370,506
	6,310,000	3 mo. USD LIBOR + 1.010%, 2.37%, 04/15/2025(1)(3)	6,341,279
	4,580,000	3 mo. USD LIBOR + 1.260%, 2.64%, 04/30/2026(1)(3)	4,643,300
	462,500	Cal Funding Ltd. 3.47%, 10/25/2027(1)	459,919
		Carlyle Global Market Strategies CLO Ltd.
	4,630,000	3 mo. USD LIBOR + 1.470%, 2.84%, 04/27/2027(1)(3)	4,663,762
	2,815,000	3 mo. USD LIBOR + 1.900%, 3.26%, 10/20/2029(1)(3)	2,825,759
	4,030,000	CBAM Ltd. 3 mo. USD LIBOR + 1.230%, 2.60%, 10/17/2029(1)(3)	4,030,000
		Cent CLO Ltd.
	3,985,000	3 mo. USD LIBOR + 1.100%, 2.47%, 01/25/2026(1)(3)	4,001,645
	2,830,000	3 mo. USD LIBOR + 1.210%, 2.58%, 07/27/2026(1)(3)	2,832,745
		CIFC Funding Ltd.
	687,890	3 mo. USD LIBOR + 0.850%, 2.21%, 07/16/2030(1)(3)	687,852
	4,745,000	3 mo. USD LIBOR + 1.050%, 2.40%, 04/18/2025(1)(3)	4,766,414
	4,175,000	3 mo. USD LIBOR + 1.200%, 2.52%, 05/24/2026(1)(3)	4,210,993
	6,175,000	3 mo. USD LIBOR + 1.500%, 2.86%, 07/22/2026(1)(3)	6,206,493
	1,910,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 3.23%, 10/15/2029(1)(3)	1,915,759
		Dryden Senior Loan Fund
	4,675,000	3 mo. USD LIBOR + 1.080%, 2.43%, 04/18/2026(1)(3)	4,687,370
	5,350,000	3 mo. USD LIBOR + 1.210%, 2.56%, 07/18/2030(1)(3)	5,394,887
	3,970,000	3 mo. USD LIBOR + 1.430%, 2.79%, 07/15/2027(1)(3)	4,005,218
	4,796,000	3 mo. USD LIBOR + 1.430%, 2.79%, 10/15/2028(1)(3)	4,858,209
		First Franklin Mortgage Loan Trust
	2,250,478	1 mo. USD LIBOR + 0.240%, 1.48%, 04/25/2036(3)	1,955,731
	1,065,000	1 mo. USD LIBOR + 0.310%, 1.55%, 09/25/2036(3)	944,999
	3,435,000	Flatiron CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.70%, 05/15/2030(1)(3)	3,466,702
	616,000	GreatAmerica Leasing Receivables Funding LLC 1.72%, 04/22/2019(1)	615,984
	2,910,000	Highbridge Loan Management Ltd. 3 mo. USD LIBOR + 1.450%, 2.76%, 05/05/2027(1)(3)	2,910,314

The accompanying notes are an integral part of these financial statements.

199

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
		KKR CLO Ltd.
$	5,530,000	3 mo. USD LIBOR + 1.340%, 2.70%, 04/15/2029(1)(3)	$5,581,025
	4,210,000	3 mo. USD LIBOR + 1.560%, 2.91%, 10/18/2028(1)(3)	4,277,288
		Lendmark Funding Trust
	2,875,000	2.83%, 12/22/2025(1)	2,877,548
	3,575,000	3.26%, 04/21/2025(1)	3,584,382
		Madison Park Funding Ltd.
	2,765,000	3 mo. USD LIBOR + 1.110%, 2.47%, 01/19/2025(1)(3)	2,767,375
	4,825,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(1)(3)	4,850,978
	3,125,000	2.55%, 10/21/2030(1)(3)	3,142,900
	4,525,000	3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(1)(3)	4,576,526
		Magnetite CLO Ltd.
	2,585,000	3 mo. USD LIBOR + 1.300%, 2.66%, 04/15/2026(1)(3)	2,594,469
	3,165,000	3 mo. USD LIBOR + 1.330%, 2.69%, 04/15/2027(1)(3)	3,177,742
		Magnetite Ltd.
	6,210,000	3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(1)(3)	6,244,323
	6,481,000	3 mo. USD LIBOR + 1.400%, 2.72%, 11/15/2028(1)(3)	6,542,569
	3,070,000	3 mo. USD LIBOR + 1.500%, 2.87%, 07/25/2026(1)(3)	3,066,918
	2,700,000	Marlette Funding Trust 2.36%, 12/15/2024(1)	2,698,202
		Nationstar HECM Loan Trust
	1,056,390	1.97%, 05/25/2027(1)	1,055,513
	1,900,694	2.04%, 09/25/2027(1)(3)(4)	1,900,553
	253,637	2.24%, 06/25/2026(1)(3)(4)	254,430
	490,000	2.94%, 05/25/2027(1)	489,853
		NRZ Advance Receivables Trust
	4,895,000	3.11%, 12/15/2050(1)	4,873,203
	4,425,000	3.21%, 02/15/2051(1)	4,410,245
	2,172,397	Oak Hill Advisors Residential Loan Trust 3.00%, 06/25/2057(1)(2)	2,171,996
	1,395,000	Oak Hill Credit Partners Ltd. 3 mo. USD LIBOR + 1.130%, 2.49%, 07/20/2026(1)(3)	1,399,186
		Oaktree EIF Ltd.
	6,265,000	3 mo. USD LIBOR + 1.150%, 2.47%, 11/15/2025(1)(3)	6,295,128
	4,495,000	3 mo. USD LIBOR + 1.550%, 2.87%, 02/15/2026(1)(3)	4,495,868
		OCP CLO Ltd.
	4,015,000	2.20%, 04/17/2027(1)(3)(4)	4,015,000
	6,080,000	3 mo. USD LIBOR + 1.400%, 2.72%, 11/22/2025(1)(3)	6,160,840
		Octagon Investment Partners Ltd.
	2,109,136	3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2025(1)(3)	2,113,701
	3,020,000	3 mo. USD LIBOR + 1.320%, 2.68%, 03/17/2030(1)(3)	3,067,408
	5,126,884	OHA Credit Partners Ltd. 3 mo. USD LIBOR + 1.120%, 2.48%, 04/20/2025(1)(3)	5,147,197

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
		OneMain Financial Issuance Trust
$	7,054,000	2.37%, 09/14/2032(1)	$7,039,000
	7,460,000	4.10%, 03/20/2028(1)	7,573,808
	371,875	OZLM Funding Ltd. 3 mo. USD LIBOR + 0.900%, 2.26%, 07/22/2029(1)(3)	371,855
	4,470,000	OZLM Ltd. 3 mo. USD LIBOR + 1.450%, 2.83%, 04/30/2027(1)(3)	4,491,380
	3,065,000	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(1)	3,062,248
	2,710,000	SBA Tower Trust 2.90%, 10/15/2044(1)(2)(4)	2,730,939
	3,320,000	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2026(1)(3)	3,334,744
	3,420,000	Shackleton CLO 3 mo. USD LIBOR + 1.160%, 2.51%, 07/17/2026(1)(3)	3,444,634
		SoFi Consumer Loan Program LLC
	2,242,435	2.50%, 05/26/2026(1)	2,239,416
	1,107,332	2.77%, 05/25/2026(1)	1,110,276
	2,422,749	3.05%, 12/26/2025(1)	2,442,970
	2,185,510	3.09%, 10/27/2025(1)	2,204,626
	1,877,917	3.28%, 01/26/2026(1)	1,900,774
		Sound Point CLO Ltd.
	3,765,000	3 mo. USD LIBOR + 1.100%, 2.46%, 01/21/2026(1)(3)	3,780,689
	2,100,000	3 mo. USD LIBOR + 1.390%, 2.75%, 01/23/2029(1)(3)	2,109,349
	1,410,000	3 mo. USD LIBOR + 4.600%, 5.96%, 07/15/2025(1)(3)	1,409,334
		Springleaf Funding Trust
	7,215,000	2.68%, 07/15/2030(1)	7,197,688
	3,940,000	2.90%, 11/15/2029(1)	3,967,083
	4,175,000	SPS Servicer Advance Receivables Trust 2.75%, 11/15/2049(1)	4,185,995
	4,090,000	Symphony CLO L.P. 1 mo. USD LIBOR + 1.750%, 2.99%, 01/09/2023(1)(3)	4,089,096
		Symphony CLO Ltd.
	1,898,000	3 mo. USD LIBOR + 1.180%, 2.53%, 10/17/2026(1)(3)	1,914,199
	3,950,000	3 mo. USD LIBOR + 1.280%, 2.64%, 07/14/2026(1)(3)	3,953,666
	2,740,000	Thacher Park CLO Ltd. 3 mo. USD LIBOR + 1.160%, 2.52%, 10/20/2026(1)(3)	2,742,956
		Towd Point Mortgage Trust
	8,643,973	2.75%, 10/25/2056(1)(3)(4)	8,674,170
	2,480,962	2.75%, 04/25/2057(1)(3)(4)	2,493,795
	6,320,316	2.75%, 06/25/2057(1)(3)(4)	6,335,600
	4,501,465	2.75%, 07/25/2057(1)(3)(4)	4,516,965
	4,335,000	Treman Park CLO Ltd. 3 mo. USD LIBOR + 1.370%, 2.73%, 04/20/2027(1)(3)	4,370,460
	2,355,000	Venture CLO Ltd. 3 mo. USD LIBOR + 1.300%, 2.66%, 07/20/2030(1)(3)	2,373,381

The accompanying notes are an integral part of these financial statements.

200

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Finance & Insurance - 17.8% - (continued)
$	6,295,000	Vibrant CLO VI Ltd. 3 mo. USD LIBOR + 1.240%, 2.57%, 06/20/2029(1)(3)	$6,339,153
	1,841,290	VOLT LX LLC 3.25%, 04/25/2059(1)(2)(4)	1,850,784
	1,601,590	VOLT LXII LLC 3.13%, 09/25/2047(1)(2)(4)	1,601,579
	2,995,000	VOLT LXIII LLC 3.00%, 10/25/2047(1)(2)(4)	2,994,955
		Voya CLO Ltd.
	2,030,000	2.52%, 10/15/2030(5)	2,030,000
	1,500,000	3 mo. USD LIBOR + 1.250%, 2.60%, 04/17/2030(1)(3)	1,505,519
	2,115,000	3 mo. USD LIBOR + 1.330%, 2.68%, 04/18/2026(1)(3)	2,116,112
	1,545,000	3 mo. USD LIBOR + 1.420%, 2.79%, 07/25/2026(1)(3)	1,547,331
	4,220,000	3 mo. USD LIBOR + 1.480%, 2.83%, 04/18/2027(1)(3)	4,254,300
	1,505,000	3 mo. USD LIBOR + 2.100%, 3.45%, 04/18/2027(1)(3)	1,505,977
	4,650,000	York CLO Ltd. 3 mo. USD LIBOR + 1.630%, 2.73%, 01/20/2030(1)(3)	4,689,018
	5,625,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 2.89%, 10/15/2028(1)(3)	5,642,955

			402,622,089

		Asset-Backed - Home Equity - 1.8%
		GSAA Home Equity Trust
	28,390	1 mo. USD LIBOR + 0.070%, 1.31%, 12/25/2046(3)	16,859
	3,591,544	1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(3)	2,086,341
	1,088,250	1 mo. USD LIBOR + 0.090%, 1.33%, 12/25/2036(3)	556,852
	1,919,868	1 mo. USD LIBOR + 0.100%, 1.34%, 03/25/2037(3)	1,021,425
	1,636,576	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(3)	856,469
	1,557,322	5.99%, 06/25/2036(3)(4)	817,652
	130,873	Morgan Stanley Asset-Backed Securities Capital, Inc. Trust 1 mo. USD LIBOR + 0.150%, 1.39%, 06/25/2036(3)	117,922
	1,436,365	Morgan Stanley Mortgage Loan Trust 1 mo. USD LIBOR + 0.170%, 1.41%, 11/25/2036(3)	679,846
		New Residential Mortgage Loan Trust
	7,232,177	1 mo. USD LIBOR + 1.500%, 2.74%, 06/25/2057(1)(3)	7,389,003
	8,734,179	4.00%, 02/25/2057(1)(3)(4)	9,047,211
	7,726,858	4.00%, 08/27/2057(1)(3)(4)	8,021,924
	5,080,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(1)	5,047,523
	492,616	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037(2)	271,885

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Asset-Backed - Home Equity - 1.8% - (continued)
		Soundview Home Loan Trust
$	3,500,000	1 mo. USD LIBOR + 0.180%, 1.42%, 07/25/2037(3)	3,007,307
	830,000	1 mo. USD LIBOR + 0.240%, 1.48%, 07/25/2036(3)	668,964
	1,110,000	1 mo. USD LIBOR + 0.250%, 1.49%, 11/25/2036(3)	970,677

			40,577,860

		Collateralized - Mortgage Obligations - 0.1%
	2,645,902	COLT Mortgage Loan Trust 2.61%, 05/27/2047(1)(3)(4)	2,677,632

		Commercial Mortgage - Backed Securities - 5.9%
		Banc of America Commercial Mortgage Trust
	37,392,000	0.76%, 11/15/2050(5)	2,256,630
	1,970,000	3.12%, 09/15/2048(1)(3)(4)	1,259,422
		BBCMS Mortgage Trust
	23,919,267	1.53%, 02/15/2050(3)(4)(6)	2,631,406
	7,661,000	1 mo. USD LIBOR + 0.850%, 2.09%, 08/15/2036(1)(3)	7,669,448
	4,207,000	3.67%, 02/15/2050	4,399,362
	510,000	Bear Stearns Commercial Mortgage Securities Trust 5.11%, 10/12/2042(3)(4)	464,130
		CFCRE Commercial Mortgage Trust
	1,060,000	3.57%, 06/15/2050	1,092,937
	1,395,000	3.84%, 12/10/2054	1,469,485
		Citigroup Commercial Mortgage Trust
	14,343,490	1.05%, 07/10/2047(3)(4)(6)	778,044
	16,190,920	1.16%, 04/10/2048(3)(4)(6)	962,411
	687,000	2.77%, 12/10/2045	694,487
	300,000	2.94%, 04/10/2048	300,213
	720,000	3.11%, 04/10/2048(1)	535,731
	570,000	3.33%, 06/10/2046	591,576
	825,000	3.62%, 02/10/2049	859,878
	1,045,000	3.76%, 06/10/2048	1,101,489
	795,000	3.82%, 11/10/2048	840,281
	415,000	4.40%, 03/10/2047(1)(3)(4)	312,433
	305,000	4.90%, 03/10/2047(1)(3)(4)	277,332
		Commercial Mortgage Pass-Through Certificates
	5,912,416	0.81%, 02/10/2047(3)(4)(6)	164,233
	360,000	4.24%, 02/10/2047(3)(4)	388,844
	1,825,000	4.75%, 10/15/2045(1)(3)(4)	1,177,709
		Commercial Mortgage Trust
	4,401,436	0.89%, 08/10/2046(3)(4)(6)	135,691
	2,841,481	1.96%, 07/10/2046(1)(3)(4)(6)	119,130
	945,249	2.85%, 10/15/2045	957,541
	525,000	3.10%, 03/10/2046	538,003
	1,025,000	3.21%, 03/10/2046	1,053,837
	1,270,000	3.35%, 02/10/2048	1,301,819
	3,050,000	3.42%, 03/10/2031(1)	3,176,856
	905,000	3.61%, 06/10/2046(3)(4)	951,472
	455,000	3.62%, 07/10/2050	473,747
	1,425,000	3.69%, 08/10/2047	1,492,010
	1,690,000	3.77%, 02/10/2049	1,776,989

The accompanying notes are an integral part of these financial statements.

201

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Commercial Mortgage - Backed Securities - 5.9% - (continued)
$	900,000	3.80%, 08/10/2047	$948,704
	1,350,000	3.83%, 07/15/2047	1,427,433
	740,000	3.90%, 07/10/2050	784,226
	650,125	3.96%, 03/10/2047	690,755
	860,000	4.02%, 07/10/2045	917,048
	420,000	4.07%, 02/10/2047(3)(4)	449,594
	390,000	4.21%, 08/10/2046	420,506
	660,000	4.21%, 08/10/2046(3)(4)	712,231
	595,000	4.23%, 07/10/2045(3)(4)	644,093
	805,000	4.58%, 10/15/2045(1)(3)(4)	368,569
	658,832	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	650,556
		CSAIL Commercial Mortgage Trust
	43,473,896	0.86%, 06/15/2057(3)(4)(6)	2,003,060
	1,500,953	0.94%, 04/15/2050(3)(4)(6)	74,464
	5,885,354	1.05%, 11/15/2048(3)(4)(6)	334,604
	10,396,477	1.81%, 01/15/2049(3)(4)(6)	1,110,828
	490,022	3.45%, 08/15/2048	506,141
	670,000	3.50%, 11/15/2049	693,078
	430,000	3.54%, 11/15/2048	446,794
	2,637,000	3.72%, 08/15/2048	2,771,076
	74,000	3.76%, 11/15/2048	77,811
	1,765,000	3.81%, 11/15/2048	1,861,667
	3,343,370	DBUBS Mortgage Trust 0.74%, 11/10/2046(1)(3)(4)(6)	57,249
	1,675,282	Four Times Square Trust Commercial Mortgage Pass-Through Certificates 5.40%, 12/13/2028(1)	1,813,732
		FREMF Mortgage Trust
	2,495,000	3.00%, 10/25/2047(1)(3)(4)	2,513,365
	1,830,000	3.65%, 09/25/2024(5)	1,851,982
	2,206,000	3.84%, 07/25/2049(1)(3)(4)	2,250,686
	3,605,000	3.88%, 02/25/2024(1)(3)(4)	3,643,946
	1,235,000	3.94%, 09/25/2049(1)(3)(4)	1,244,476
	2,530,000	3.97%, 07/25/2049(1)(3)(4)	2,579,823
	1,335,000	3.98%, 08/25/2027(1)(3)(4)	1,346,617
	1,045,000	3.98%, 03/25/2027(1)(3)(4)	1,068,625
	1,999,000	4.03%, 07/25/2027(1)(3)(4)	2,001,227
	2,255,000	4.07%, 05/25/2027(1)(3)(4)	2,319,903
	2,710,000	5.28%, 09/25/2043(1)(3)(4)	2,891,758
	321,313	GE Business Loan Trust 1 mo. LIBOR + 1.000%, 2.24%, 05/15/2034(1)(3)	298,636
		GS Mortgage Securities Corp.
	2,010,000	2.95%, 11/05/2034(1)	2,026,495
	935,000	3.38%, 05/10/2050	962,243
		GS Mortgage Securities Trust
	24,491,599	0.17%, 07/10/2046(3)(4)(6)	116,558
	3,252,238	1.35%, 08/10/2044(1)(3)(4)(6)	132,865
	695,000	3.67%, 04/10/2047(1)	255,781
	450,000	4.07%, 01/10/2047	482,000
	1,310,000	4.86%, 04/10/2047(1)(3)(4)	931,675
		JP Morgan Chase Commercial Mortgage Securities Trust
	1,325,000	2.73%, 10/15/2045(1)(3)(4)	576,786
	3,239,493	1 mo. LIBOR + 1.500%, 2.74%, 02/12/2051(3)	3,185,934
	137,293	2.84%, 12/15/2047	139,246

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Commercial Mortgage - Backed Securities - 5.9% - (continued)
$	1,242,463	3.91%, 05/05/2030(1)	$1,291,424
	730,000	4.37%, 12/15/2047(1)(3)(4)	579,413
	1,160,000	5.41%, 08/15/2046(1)(3)(4)	1,171,364
	79,417	5.72%, 02/15/2051	79,325
		JPMBB Commercial Mortgage Securities Trust
	15,026,407	0.83%, 09/15/2047(3)(4)(6)	472,815
	5,039,677	0.93%, 05/15/2048(3)(4)(6)	181,754
	520,061	3.61%, 05/15/2048	541,480
	860,000	3.74%, 10/15/2048(1)(3)(4)	662,175
	487,414	LB-UBS Commercial Mortgage Trust 6.14%, 04/15/2041(3)	490,537
	22,097	Lehman Brothers Small Balance Commercial Mortgage Trust 5.52%, 09/25/2030(1)(3)(4)	21,993
		Morgan Stanley Bank of America Merrill Lynch Trust
	4,376,999	1.11%, 10/15/2048(3)(4)(6)	282,567
	9,496,411	1.13%, 12/15/2047(3)(4)(6)	465,607
	640,000	2.92%, 02/15/2046	651,155
	1,005,000	3.13%, 12/15/2048	1,033,856
	880,000	3.18%, 08/15/2045	904,018
	650,000	3.73%, 05/15/2048	684,131
	730,173	4.26%, 10/15/2046(3)(4)	789,014
	775,000	4.50%, 08/15/2045(1)	554,059
		Morgan Stanley Capital Trust
	15,465,044	0.42%, 09/15/2047(1)(3)(4)(6)	149,853
	7,248,567	1.46%, 06/15/2050(3)(4)(6)	700,773
	495,000	2.78%, 08/15/2049	484,732
	500,000	3.34%, 12/15/2049	511,195
	2,605,000	3.47%, 08/11/2033(1)	2,689,904
	330,000	3.53%, 06/15/2050	342,115
	670,000	3.60%, 12/15/2049	697,479
	885,000	5.16%, 07/15/2049(1)(3)(4)	769,722
	425,000	5.33%, 10/12/2052(1)(3)(4)	191,584
	705,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(1)(3)(4)	707,682
	5,947,915	UBS Commercial Mortgage Trust 1.16%, 08/15/2050(3)(4)(6)	491,070
		UBS-Barclays Commercial Mortgage Trust
	1,200,000	3.09%, 08/10/2049	1,231,970
	910,000	3.19%, 03/10/2046	934,886
	1,005,120	3.24%, 04/10/2046	1,034,841
		Wells Fargo Commercial Mortgage Trust
	12,833,426	1.18%, 05/15/2048(3)(4)(6)	753,181
	914,312	2.92%, 10/15/2045	930,101
	380,000	2.92%, 11/15/2049	377,122
	295,000	2.94%, 10/15/2049	292,768
	10,000	3.17%, 02/15/2048	10,166
	645,000	3.29%, 05/15/2048	661,742
	810,000	3.41%, 12/15/2047	836,423
	605,000	3.41%, 09/15/2058	625,064
	690,000	3.45%, 07/15/2050	712,663
	625,000	3.56%, 01/15/2059	650,851
	1,040,000	3.62%, 09/15/2057	1,086,770
	93,000	3.64%, 03/15/2050	97,427
	760,000	3.64%, 06/15/2048	796,407

The accompanying notes are an integral part of these financial statements.

202

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Commercial Mortgage - Backed Securities - 5.9% - (continued)
$	655,000	3.79%, 09/15/2048	$690,024
	255,000	4.10%, 05/15/2048(3)(4)	226,184
		WF-RBS Commercial Mortgage Trust
	2,185,601	2.05%, 03/15/2047(3)(4)(6)	114,279
	870,000	2.87%, 11/15/2045	882,788
	1,170,000	2.88%, 12/15/2045	1,186,358
	1,545,000	3.02%, 11/15/2047(1)	665,889
	305,000	3.07%, 03/15/2045	312,105
	350,000	3.35%, 05/15/2045	355,143
	805,000	3.61%, 11/15/2047	838,206
	740,000	3.72%, 05/15/2047	779,346
	660,281	4.00%, 05/15/2047	705,396
	225,000	4.05%, 03/15/2047	240,845
	745,125	4.10%, 03/15/2047	799,375
	345,000	5.00%, 06/15/2044(1)(3)(4)	248,478
	960,000	5.58%, 04/15/2045(1)(3)(4)	950,634

			133,409,650

		Whole Loan Collateral CMO - 7.2%
	299,749	Adjustable Rate Mortgage Trust 1 mo. USD LIBOR + 0.540%, 1.78%, 11/25/2035(3)	297,587
		Alternative Loan Trust
	2,178,276	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(3)	2,064,822
	596,587	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(3)	511,857
	1,527,119	12 mo. MTA + 1.350%, 2.29%, 08/25/2035(3)	1,348,870
	412,529	5.75%, 05/25/2036	329,105
	289,554	6.00%, 05/25/2036	240,632
	199,522	6.00%, 12/25/2036	139,936
		Angel Oak Mortgage Trust LLC
	2,905,281	2.48%, 07/25/2047(1)(3)(4)	2,893,169
	916,345	2.81%, 01/25/2047(1)(3)(4)	914,496
		Banc of America Funding Trust
	845,418	1 mo. USD LIBOR + 0.300%, 1.54%, 05/20/2047(3)	763,395
	2,421,537	5.77%, 05/25/2037(3)(4)	2,427,296
	90,949	5.85%, 01/25/2037(2)(4)	83,416
		Bear Stearns Adjustable Rate Mortgage Trust
	857,756	1 year CMT + 2.300%, 3.52%, 10/25/2035(3)	864,234
	479,225	3.53%, 02/25/2036(3)(4)	447,789
	2,482,611	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.500%, 1.74%, 01/25/2036(3)	2,520,499
	730,025	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.180%, 1.42%, 10/25/2036(3)	713,724
	718,656	Chase Mortgage Finance Trust 3.29%, 12/25/2035(3)(4)	699,798
		CHL Mortgage Pass-Through Trust
	740,329	1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(3)	683,337
	963,196	3.20%, 11/20/2035(3)(4)	874,202
	374,130	3.39%, 06/20/2035(3)(4)	376,365
	1,610,198	3.50%, 09/25/2047(3)(4)	1,504,148
	688,628	3.61%, 04/20/2036(3)(4)	544,238

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Whole Loan Collateral CMO - 7.2% - (continued)
$	7,520,671	CIM Trust 3.00%, 04/25/2057(1)(3)(4)	$7,572,641
	7,248,419	COLT Mortgage Loan Trust 2.42%, 10/25/2047(1)(3)(4)	7,260,212
	1,132,493	Credit Suisse First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	1,112,845
	2,512,264	CSMC Trust 3.25%, 04/25/2047(1)(3)(4)	2,517,399
		Deephaven Residential Mortgage Trust
	2,356,115	2.45%, 06/25/2047(1)(3)(4)	2,343,336
	1,530,554	2.73%, 12/26/2046(1)(3)(4)	1,531,506
	206,135	DSLA Mortgage Loan Trust 1 mo. USD LIBOR + 0.360%, 1.60%, 01/19/2045(3)	194,450
		Fannie Mae Connecticut Avenue Securities
	1,620,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(3)	1,723,825
	3,190,143	1 mo. USD LIBOR + 4.350%, 5.59%, 05/25/2029(3)	3,490,848
	1,433,965	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(3)	1,628,530
		GMACM Mortgage Loan Trust
	607,530	3.69%, 09/19/2035(3)(4)	594,964
	120,224	3.86%, 04/19/2036(3)(4)	113,084
		GSR Mortgage Loan Trust
	3,120,227	1 mo. USD LIBOR + 0.300%, 1.54%, 01/25/2037(3)	2,173,534
	2,174,582	3.42%, 01/25/2036(3)(4)	2,173,257
	220,403	3.59%, 10/25/2035(3)(4)	193,529
		HarborView Mortgage Loan Trust
	970,809	1 mo. USD LIBOR + 0.190%, 1.43%, 01/19/2038(3)	912,350
	1,949,168	1 mo. USD LIBOR + 0.240%, 1.48%, 12/19/2036(3)	1,708,249
		IndyMac Index Mortgage Loan Trust
	627,349	3.26%, 01/25/2036(3)(4)	622,216
	636,710	3.30%, 03/25/2036(3)(4)	589,820
	1,392,103	3.60%, 04/25/2037(3)(4)	1,091,114
		JP Morgan Mortgage Trust
	517,225	3.34%, 05/25/2036(3)(4)	512,146
	186,067	3.58%, 04/25/2037(3)(4)	181,564
	674,140	3.58%, 09/25/2035(3)(4)	678,628
	740,367	Lehman XS Trust 1 mo. USD LIBOR + 0.210%, 1.45%, 07/25/2046(3)	704,010
		LSTAR Securities Investment Ltd.
	9,279,504	0.00%, 10/01/2022(1)(3)(4)(7)	9,279,560
	2,764,233	1 mo. USD LIBOR + 1.750%, 0.03%, 09/01/2022(1)(3)(7)	2,763,249
	2,171,518	1 mo. USD LIBOR + 2.000%, 3.24%, 11/01/2021(1)(3)	2,172,192
		LSTAR Securities Investment Trust
	3,171,239	1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(1)(3)	3,162,163
	917,780	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(1)(3)	917,827

The accompanying notes are an integral part of these financial statements.

203

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Whole Loan Collateral CMO - 7.2% - (continued)
$	3,262,885	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.190%, 1.43%, 05/25/2046(3)	$2,948,840
	1,837,291	MFA Trust 2.59%, 02/25/2057(1)(3)(4)	1,825,741
	5,576,965	Mill City Mortgage Loan Trust 2.75%, 02/25/2058(1)(3)(4)	5,588,759
	743,339	Morgan Stanley Mortgage Loan Trust 3.49%, 05/25/2036(3)(4)	587,904
	6,928,000	Mortgage Repurchase Agreement Financing Trust 1 mo. USD LIBOR + 1.170%, 2.41%, 06/10/2019(1)(3)	6,927,938
		New Residential Mortgage Loan Trust
	4,388,557	3.75%, 11/26/2035(1)(3)(4)	4,518,599
	4,168,213	3.75%, 11/25/2056(1)(3)(4)	4,283,753
	8,737,153	4.00%, 03/25/2057(1)(3)(4)	9,052,381
	6,957,778	4.00%, 04/25/2057(1)(3)(4)	7,198,060
	5,985,722	4.00%, 05/25/2057(1)(3)(4)	6,204,534
	1,518,267	RBSGC Mortgage Loan Trust 6.25%, 01/25/2037	1,476,593
		Residential Accredit Loans, Inc.
	1,673,152	1 mo. USD LIBOR + 0.300%, 1.54%, 04/25/2036(3)	1,537,991
	1,889,146	2.31%, 11/25/2037(3)(4)	1,639,784
	1,411,900	6.00%, 12/25/2035	1,371,519
	956,295	Residential Asset Securitization Trust 5.50%, 06/25/2035	873,669
	664,792	Residential Funding Mortgage Securities, Inc. 3.63%, 08/25/2035(3)(4)	530,354
	265,068	Sequoia Mortgage Trust 3.53%, 07/20/2037(3)(4)	255,547
	763,430	TBW Mortgage-Backed Trust 6.00%, 07/25/2036	585,253
		Towd Point Mortgage Trust
	7,145,000	1 mo. USD LIBOR + 0.600%, 1.84%, 02/25/2057(1)(3)	7,144,528
	3,857,200	2.25%, 04/25/2056(1)(3)(4)	3,832,855
	1,341,718	2.75%, 04/25/2055(1)(3)(4)	1,347,942
	3,093,493	2.75%, 08/25/2055(1)(3)(4)	3,102,878
	454,929	3.00%, 03/25/2054(1)(3)(4)	458,820
		WaMu Mortgage Pass-Through Certificates Trust
	674,114	12 mo. MTA + 0.880%, 1.82%, 10/25/2046(3)	603,834
	526,828	12 mo. MTA + 0.980%, 1.92%, 07/25/2046(3)	500,672
	1,372,616	3.08%, 06/25/2037(3)(4)	1,293,875
		Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
	789,079	12 mo. MTA + 0.830%, 1.77%, 11/25/2046(3)	675,270
	1,481,173	1 mo. USD LIBOR + 0.600%, 1.84%, 07/25/2036(3)	1,052,328
		Wells Fargo Commercial Mortgage Trust
	30,201,152	1.17%, 09/15/2057(3)(4)(6)	1,710,255
	1,770,000	2.88%, 05/15/2048(1)(3)(4)	1,128,045
	675,000	3.84%, 09/15/2058	716,137

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 33.4% - (continued)
		Whole Loan Collateral CMO - 7.2% - (continued)
$	484,036	Wells Fargo Mortgage Backed Securities Trust 3.52%, 09/25/2036(3)(4)	$478,887

			162,615,508

		Total Asset & Commercial Mortgage Backed Securities (cost $750,629,192)	$756,293,221

CORPORATE BONDS - 24.4%
		Aerospace/Defense - 0.1%
$	65,000	DAE Funding LLC 4.50%, 08/01/2022(1)	$65,894
	70,000	5.00%, 08/01/2024(1)	71,487
	1,832,000	Lockheed Martin Corp. 4.09%, 09/15/2052	1,861,428

			1,998,809

		Agriculture - 0.7%
	740,000	Altria Group, Inc. 3.88%, 09/16/2046	723,913
	2,250,000	BAT Capital Corp. 2.30%, 08/14/2020(1)	2,250,811
	2,250,000	4.39%, 08/15/2037(1)	2,311,289
	1,680,000	BAT International Finance plc 2.75%, 06/15/2020(1)	1,699,506
	1,345,000	Imperial Brands Finance plc 2.05%, 07/20/2018(1)	1,345,369
	760,000	2.95%, 07/21/2020(1)	770,518
	1,855,000	3.75%, 07/21/2022(1)	1,927,402
	3,280,000	Philip Morris International, Inc. 3.13%, 08/17/2027	3,278,757
	1,935,000	Reynolds American, Inc. 3.25%, 06/12/2020	1,984,091

			16,291,656

		Airlines - 0.1%
	2,810,000	Delta Air Lines, Inc. 3.63%, 03/15/2022	2,887,594

		Auto Manufacturers - 0.6%
CAD	325,000	Daimler Canada Finance, Inc. 2.27%, 03/26/2018	252,639
$	1,625,000	Ford Motor Co. 5.29%, 12/08/2046	1,721,523
	2,070,000	General Motors Co. 5.40%, 04/01/2048	2,190,241
	1,250,000	6.25%, 10/02/2043	1,442,832
	1,380,000	6.75%, 04/01/2046	1,688,826
	1,585,000	General Motors Financial Co., Inc. 3.70%, 05/09/2023	1,624,450
	1,255,000	3.95%, 04/13/2024	1,293,542
AUD	120,000	Toyota Finance Australia Ltd. 3.57%, 12/20/2017(8)	91,991
	780,000	Toyota Motor Credit Corp. 3.67%, 11/20/2017(8)	597,404
	560,000	Toyota Motor Finance Netherlands B.V. 3.74%, 01/24/2018(8)	430,053

The accompanying notes are an integral part of these financial statements.

204

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Auto Manufacturers - 0.6% - (continued)
CAD	2,010,000	VW Credit Canada, Inc. 2.45%, 11/14/2017	$1,558,362

			12,891,863

		Auto Parts & Equipment - 0.1%
$	230,000	Adient Global Holdings Ltd. 4.88%, 08/15/2026(1)	236,613
	2,375,000	Lear Corp. 3.80%, 09/15/2027	2,382,984

			2,619,597

		Beverages - 0.7%
CAD	1,250,000	Anheuser-Busch InBev Finance, Inc. 2.38%, 01/25/2018(1)	970,700
$	4,225,000	3.30%, 02/01/2023	4,348,990
	40,000	3.65%, 02/01/2026	41,275
	2,905,000	4.70%, 02/01/2036	3,180,566
	2,670,000	4.90%, 02/01/2046	3,002,708
	1,445,000	Anheuser-Busch InBev Worldwide, Inc. 3.75%, 07/15/2042	1,389,909
		Constellation Brands, Inc.
	2,180,000	2.65%, 11/07/2022	2,170,888
	325,000	2.70%, 05/09/2022	325,877
	210,000	4.50%, 05/09/2047	223,900

			15,654,813

		Biotechnology - 0.2%
	1,490,000	Amgen, Inc. 2.65%, 05/11/2022	1,491,973
	755,000	Celgene Corp. 4.63%, 05/15/2044	780,276
		Gilead Sciences, Inc.
	530,000	2.50%, 09/01/2023	527,426
	675,000	3.25%, 09/01/2022	698,521

			3,498,196

		Chemicals - 0.2%
		Methanex Corp.
	1,950,000	4.25%, 12/01/2024	1,974,984
	825,000	5.65%, 12/01/2044	844,092
	755,000	Sherwin-Williams Co. 3.13%, 06/01/2024	764,068
	85,000	Versum Materials, Inc. 5.50%, 09/30/2024(1)	90,525

			3,673,669

		Commercial Banks - 8.5%
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	800,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(3)(8)(9)	1,118,256
$	2,800,000	5 year USD Swap + 8.262%, 9.00%, 05/09/2018(3)(8)(9)	2,895,312
EUR	2,400,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(8)(9)	2,930,333
$	3,200,000	Banco Santander S.A. 3.80%, 02/23/2028	3,198,140
		Bank of America Corp.
	900,000	3 mo. USD LIBOR + 1.070%, 2.39%, 03/22/2018(3)	903,076
	1,930,000	2.50%, 10/21/2022	1,907,681

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Commercial Banks - 8.5% - (continued)
$	5,250,000	3 mo. USD LIBOR + 1.160%, 3.12%, 01/20/2023(3)	$5,330,371
	5,285,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(3)	5,403,376
	2,040,000	4.00%, 01/22/2025	2,112,795
	2,945,000	4.20%, 08/26/2024	3,109,954
	2,235,000	7.75%, 05/14/2038	3,297,383
EUR	800,000	Bank of Ireland 5 year EUR Swap + 6.956%, 7.38%, 06/18/2020(3)(8)(9)	1,055,587
$	4,740,000	Barclays Bank plc 6.05%, 12/04/2017(1)	4,757,965
	1,025,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(3)(8)(9)	1,143,002
		BNP Paribas S.A.
	925,000	2.95%, 05/23/2022(1)	934,882
	2,265,000	5 year USD Swap + 6.314%, 7.63%, 03/30/2021(1)(3)(9)	2,539,631
	1,090,000	BPCE S.A. 3.00%, 05/22/2022(1)	1,095,139
EUR	600,000	Caixa Geral de Depositos S.A. 5 year EUR Swap + 10.925%, 10.75%, 03/30/2022(3)(8)(9)	803,746
	1,000,000	CaixaBank S.A. 5 year EUR Swap + 6.498%, 6.75%, 06/13/2024(3)(8)(9)	1,285,703
		Citigroup, Inc.
	130,000	1.75%, 01/29/2018(8)	152,185
$	1,255,000	1.85%, 11/24/2017	1,255,169
	2,680,000	3 mo. USD LIBOR + 1.100%, 2.41%, 05/17/2024(3)	2,705,460
	1,890,000	2.70%, 03/30/2021	1,906,549
	1,205,000	2.70%, 10/27/2022	1,198,729
	535,000	3.20%, 10/21/2026	528,497
	1,010,000	3.52%, 10/27/2028(3)(4)	1,007,194
	1,590,000	4.30%, 11/20/2026	1,664,439
	3,815,000	4.45%, 09/29/2027	4,025,830
	414,000	4.65%, 07/30/2045	459,972
	3,200,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(1)(3)(9)	3,851,757
	5,565,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(1)(3)(9)	6,086,719
	2,785,000	Deutsche Bank AG 2.70%, 07/13/2020	2,794,824
		Goldman Sachs Group, Inc.
	460,000	2.00%, 04/25/2019	459,724
	3,040,000	2.35%, 11/15/2021	3,011,005
	1,725,000	2.38%, 01/22/2018	1,728,015
	360,000	3 mo. USD LIBOR + 1.160%, 2.52%, 04/23/2020(3)	366,259
	560,000	2.60%, 04/23/2020	564,062
	1,695,000	2.75%, 09/15/2020	1,713,244
	2,045,000	2.88%, 02/25/2021	2,071,356
	1,660,000	2.88%, 10/31/2022(3)(4)	1,661,046
	2,720,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(3)	2,708,139
CAD	375,000	3.38%, 02/01/2018	291,977

The accompanying notes are an integral part of these financial statements.

205

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Commercial Banks - 8.5% - (continued)
$	2,520,000	3 mo. USD LIBOR + 1.510%, 3.69%, 06/05/2028(3)	$2,539,294
	425,000	5.15%, 05/22/2045	484,016
AUD	550,000	5.25%, 11/29/2017(8)	422,022
$	2,696,000	6.00%, 06/15/2020	2,948,043
	1,410,000	6.25%, 02/01/2041	1,865,898
	2,415,000	6.75%, 10/01/2037	3,188,303
		HSBC Holdings plc
	1,125,000	2.95%, 05/25/2021	1,144,378
	1,360,000	3.40%, 03/08/2021	1,401,582
	1,125,000	3.60%, 05/25/2023	1,171,107
	2,670,000	4.25%, 08/18/2025	2,785,420
	2,400,000	5 year USD ICE Swap + 3.746%, 6.00%, 05/22/2027(3)(9)	2,550,000
		Intesa Sanpaolo S.p.A.
	2,425,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(1)(3)(9)	2,649,312
EUR	325,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(3)(8)(9)	459,694
		JP Morgan Chase & Co.
$	1,110,000	2.30%, 08/15/2021	1,105,372
	5,745,000	2.40%, 06/07/2021	5,754,780
	1,275,000	2.55%, 10/29/2020	1,287,197
	2,190,000	2.70%, 05/18/2023	2,186,166
	3,765,000	3 mo. USD LIBOR + 1.155%, 3.22%, 03/01/2025(3)	3,804,353
	1,155,000	4.25%, 10/01/2027	1,220,477
	802,000	6.00%, 01/15/2018	809,186
		Morgan Stanley
	1,110,000	3 mo. USD LIBOR + 0.850%, 2.22%, 01/24/2019(3)	1,117,250
	3,945,000	2.50%, 04/21/2021	3,953,660
	1,030,000	2.63%, 11/17/2021	1,031,487
	3,540,000	2.75%, 05/19/2022	3,548,827
	825,000	3.13%, 07/27/2026	813,016
	5,300,000	3 mo. USD LIBOR + 1.340%, 3.59%, 07/22/2028(3)	5,335,033
	635,000	3.63%, 01/20/2027	646,594
	1,665,000	3.95%, 04/23/2027	1,698,133
	2,710,000	4.00%, 07/23/2025	2,853,860
	230,000	4.35%, 09/08/2026	241,092
	4,555,000	Royal Bank of Canada 2.15%, 10/26/2020	4,552,712
		Royal Bank of Scotland Group plc
	520,000	5 year USD Swap + 5.720%, 8.00%, 08/10/2025(3)(9)	594,464
	745,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(3)(9)	843,638
	3,120,000	Santander Holdings USA, Inc. 3.70%, 03/28/2022(1)	3,192,339
GBP	555,000	Santander UK Group Holdings plc 5 year GBP Swap + 5.543%, 7.38%, 06/24/2022(3)(8)(9)	806,220
		Societe Generale S.A.
$	2,225,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(1)(3)(9)	2,453,062
	3,040,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(3)(8)(9)	3,218,600
		UBS Group AG
EUR	800,000	5 year EUR Swap + 5.287%, 5.75%, 02/19/2022(3)(8)(9)	1,083,888

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Commercial Banks - 8.5% - (continued)
$	1,875,000	5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(3)(8)(9)	$2,043,750
	2,765,000	5 year USD Swap + 5.464%, 7.13%, 02/19/2020(3)(8)(9)	2,979,287
	2,550,000	UBS Group Funding Switzerland AG 2.65%, 02/01/2022(1)	2,541,964
		UniCredit S.p.A.
EUR	525,000	5 year EUR Swap + 6.387%, 6.63%, 06/03/2023(3)(8)(9)	677,265
$	620,000	5 year USD Swap + 5.180%, 8.00%, 06/03/2024(3)(8)(9)	686,325
		Wells Fargo & Co.
	3,175,000	2.63%, 07/22/2022	3,170,240
	1,190,000	3.00%, 04/22/2026	1,164,956
	955,000	3.00%, 10/23/2026	935,792
	4,340,000	3.07%, 01/24/2023	4,398,060
	3,885,000	3 mo. USD LIBOR + 1.310%, 3.58%, 05/22/2028(3)	3,922,036
	1,310,000	4.40%, 06/14/2046	1,351,997
	2,445,000	4.90%, 11/17/2045	2,713,549
	710,000	5.61%, 01/15/2044	859,534

			193,239,713

		Commercial Services - 0.3%
	5,304,000	Acwa Power Management And Investments One Ltd. 5.95%, 12/15/2039(1)	5,490,064
		Ashtead Capital, Inc.
	210,000	4.13%, 08/15/2025(1)	211,575
	230,000	4.38%, 08/15/2027(1)	232,875
	525,000	Cardtronics, Inc. 5.13%, 08/01/2022	535,500
		United Rentals North America, Inc.
	425,000	4.63%, 07/15/2023	443,063
	265,000	5.50%, 07/15/2025	284,378

			7,197,455

		Construction Materials - 0.1%
	451,000	Eagle Materials, Inc. 4.50%, 08/01/2026	470,167
		Standard Industries, Inc.
	255,000	5.38%, 11/15/2024(1)	269,000
	695,000	6.00%, 10/15/2025(1)	751,469

			1,490,636

		Diversified Financial Services - 0.2%
	1,905,000	Cboe Global Markets, Inc. 3.65%, 01/12/2027	1,947,358
	1,555,000	Intercontinental Exchange, Inc. 2.75%, 12/01/2020	1,586,627
		Navient Corp.
	100,000	5.88%, 03/25/2021	105,125
	275,000	6.63%, 07/26/2021	294,594
	395,000	7.25%, 01/25/2022	428,575
	180,000	7.25%, 09/25/2023	194,963

			4,557,242

		Electric - 1.0%
		AES Corp.
	585,000	4.88%, 05/15/2023	598,162
	275,000	5.50%, 03/15/2024	287,375

The accompanying notes are an integral part of these financial statements.

206

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Electric - 1.0% - (continued)
$	1,260,000	DTE Energy Co. 1.50%, 10/01/2019	$1,244,769
	1,145,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	1,246,669
	2,960,000	Duke Energy Corp. 3.75%, 09/01/2046	2,877,056
	1,710,000	Duke Energy Florida LLC 3.40%, 10/01/2046	1,627,493
	1,435,000	Duke Energy Progress LLC 4.38%, 03/30/2044	1,589,149
		Emera U.S. Finance L.P.
	320,000	2.70%, 06/15/2021	321,453
	355,000	4.75%, 06/15/2046	385,014
		Exelon Corp.
	370,000	2.45%, 04/15/2021	370,241
	1,880,000	2.85%, 06/15/2020	1,912,760
		FirstEnergy Corp.
	2,125,000	3.90%, 07/15/2027	2,168,951
	515,000	4.25%, 03/15/2023	545,065
	630,000	Fortis, Inc. 2.10%, 10/04/2021	618,224
	1,430,000	IPALCO Enterprises, Inc. 3.70%, 09/01/2024(1)	1,433,694
	825,000	NextEra Energy Capital Holdings, Inc. 1.65%, 09/01/2018	823,855
		NextEra Energy Operating Partners L.P.
	25,000	4.25%, 09/15/2024(1)	25,250
	30,000	4.50%, 09/15/2027(1)	30,188
	495,000	Oncor Electric Delivery Co. LLC 7.00%, 09/01/2022	591,779
	2,535,000	Pacific Gas & Electric Co. 6.05%, 03/01/2034	3,148,998
		Southern Co.
	1,320,000	1.85%, 07/01/2019	1,317,885
	490,000	2.95%, 07/01/2023	492,506

			23,656,536

		Electronics - 0.1%
	1,140,000	Fortive Corp. 2.35%, 06/15/2021	1,133,575

		Engineering & Construction - 0.4%
	1,100,000	Mexico City Airport Trust 3.88%, 04/30/2028(1)	1,077,010
		SBA Tower Trust
	4,130,000	3.17%, 04/09/2047(1)	4,146,810
	3,435,000	3.60%, 04/09/2043(1)	3,434,989

			8,658,809

		Entertainment - 0.0%
		WMG Acquisition Corp.
	425,000	4.88%, 11/01/2024(1)	437,750
	185,000	5.00%, 08/01/2023(1)	192,400

			630,150

		Environmental Control - 0.0%
	282,000	Clean Harbors, Inc. 5.25%, 08/01/2020	286,230

		Food - 0.2%
	3,000,000	Danone S.A. 1.69%, 10/30/2019(1)	2,976,921

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Food - 0.2% - (continued)
$	940,000	Kraft Heinz Foods Co. 4.38%, 06/01/2046	$917,898
	1,640,000	Sysco Corp. 2.50%, 07/15/2021	1,648,411

			5,543,230

		Gas - 0.0%
		AmeriGas Partners L.P. / AmeriGas Finance Corp.
	40,000	5.63%, 05/20/2024	42,150
	365,000	5.88%, 08/20/2026	379,600
CAD	500,000	Enbridge Gas Distribution, Inc. 5.16%, 12/04/2017	388,850

			810,600

		Healthcare-Products - 0.3%
$	4,350,000	Becton Dickinson and Co. 3.36%, 06/06/2024	4,386,195
	490,000	Thermo Fisher Scientific, Inc. 2.95%, 09/19/2026	479,621
	1,740,000	3.00%, 04/15/2023	1,761,174

			6,626,990

		Healthcare-Services - 0.4%
	730,000	Aetna, Inc. 2.80%, 06/15/2023	725,442
		Anthem, Inc.
	3,540,000	3.50%, 08/15/2024	3,628,932
	320,000	4.63%, 05/15/2042	344,631
	480,000	Community Health Systems, Inc. 5.13%, 08/01/2021	466,800
	75,000	6.25%, 03/31/2023	72,187
	390,000	LifePoint Health, Inc. 5.88%, 12/01/2023	400,803
	255,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	267,750
		UnitedHealth Group, Inc.
	1,620,000	3.75%, 07/15/2025	1,716,230
	455,000	4.25%, 04/15/2047	489,678
	590,000	4.75%, 07/15/2045	682,813

			8,795,266

		Home Builders - 0.0%
	255,000	Meritage Homes Corp. 6.00%, 06/01/2025	274,125
	525,000	Toll Brothers Finance Corp. 4.88%, 11/15/2025	550,594

			824,719

		Insurance - 0.2%
	1,050,000	American International Group, Inc. 4.70%, 07/10/2035	1,139,144
	25,000	CNO Financial Group, Inc. 4.50%, 05/30/2020	25,750
	750,000	5.25%, 05/30/2025	796,875
	10,000	Genworth Holdings, Inc. 4.80%, 02/15/2024	8,507
	350,000	4.90%, 08/15/2023	296,520
	15,000	7.63%, 09/24/2021	14,475
	275,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	449,483
	380,000	MGIC Investment Corp. 5.75%, 08/15/2023	418,000

The accompanying notes are an integral part of these financial statements.

207

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Insurance - 0.2% - (continued)
$	895,000	Willis North America, Inc. 3.60%, 05/15/2024	$917,920

			4,066,674

		Internet - 0.2%
		Amazon.com, Inc.
	1,050,000	1.90%, 08/21/2020(1)	1,048,206
	660,000	2.80%, 08/22/2024(1)	660,892
	2,660,000	3.88%, 08/22/2037(1)	2,757,279

			4,466,377

		Iron/Steel - 0.2%
	475,000	ArcelorMittal 6.13%, 06/01/2025	547,898
	710,000	Steel Dynamics, Inc. 4.13%, 09/15/2025(1)	711,775
	250,000	5.50%, 10/01/2024	267,625
	2,955,000	Vale Overseas Ltd. 6.25%, 08/10/2026	3,404,899
	340,000	6.88%, 11/10/2039	407,184

			5,339,381

		IT Services - 0.4%
	275,000	Apple, Inc. 3.00%, 02/09/2024	280,471
	740,000	3.35%, 02/09/2027	759,325
	1,955,000	3.45%, 02/09/2045	1,859,416
	615,000	3.85%, 08/04/2046	621,981
	770,000	Dell International LLC / EMC Corp. 4.42%, 06/15/2021(1)	809,660
	490,000	8.35%, 07/15/2046(1)	634,977
	2,880,000	Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	3,062,152
	135,000	NCR Corp. 5.00%, 07/15/2022	138,038

			8,166,020

		Machinery - Construction & Mining - 0.0%
	255,000	Oshkosh Corp. 5.38%, 03/01/2025	270,300

		Machinery-Diversified - 0.0%
	390,000	CNH Industrial N.V. 4.50%, 08/15/2023	412,425

		Media - 1.8%
	1,420,000	21st Century Fox America, Inc. 6.15%, 03/01/2037	1,778,931
	750,000	6.20%, 12/15/2034	931,135
	300,000	Altice U.S. Finance Corp. 5.50%, 05/15/2026(1)	312,000
	170,000	CCO Holdings LLC / CCO Holdings Capital Corp. 5.75%, 02/15/2026(1)	177,735
	1,100,000	Charter Communications Operating LLC / Charter Communications Operating Capital 3.58%, 07/23/2020	1,129,589
	3,790,000	4.20%, 03/15/2028(1)	3,751,187
	3,920,000	4.46%, 07/23/2022	4,139,811
	3,525,000	6.48%, 10/23/2045	4,036,218
		Comcast Corp.
	1,375,000	3.40%, 07/15/2046	1,262,370
	95,000	5.70%, 07/01/2019	100,811

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Media - 1.8% - (continued)
$	1,470,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	$1,458,363
	685,000	3.25%, 12/15/2022(1)	687,857
	280,000	3.35%, 09/15/2026(1)	274,788
	1,200,000	3.85%, 02/01/2025(1)	1,227,440
	490,000	4.80%, 02/01/2035(1)	491,989
	310,000	CSC Holdings LLC 5.50%, 04/15/2027(1)	319,300
	1,523,000	Discovery Communications LLC 3.80%, 03/13/2024	1,559,401
	785,000	4.90%, 03/11/2026	843,691
	505,000	DISH DBS Corp. 5.88%, 11/15/2024	504,369
	545,000	Liberty Interactive LLC 8.25%, 02/01/2030	599,500
	1,379,000	NBCUniversal Media LLC 5.95%, 04/01/2041	1,764,797
	927,000	Scripps Networks Interactive, Inc. 3.95%, 06/15/2025	942,764
	240,000	SFR Group S.A. 7.38%, 05/01/2026(1)	258,000
	535,000	TEGNA, Inc. 5.13%, 07/15/2020	548,375
		Time Warner Cable LLC
	1,175,000	4.50%, 09/15/2042	1,082,028
	2,145,000	8.75%, 02/14/2019	2,320,690
	3,190,000	Time Warner Entertainment Co. L.P. 8.38%, 07/15/2033	4,341,473
		Time Warner, Inc.
	965,000	6.10%, 07/15/2040	1,114,201
	345,000	6.20%, 03/15/2040	403,784
		Viacom, Inc.
	10,000	3.45%, 10/04/2026	9,595
	719,000	4.38%, 03/15/2043	611,528
	50,000	3 mo. USD LIBOR + 3.895%, 5.88%, 02/28/2057(3)	49,513
	70,000	3 mo. USD LIBOR + 3.899%, 6.25%, 02/28/2057(3)	69,160
	480,000	Videotron Ltd. 5.38%, 06/15/2024(1)	518,400

			39,620,793

		Mining - 0.2%
		Anglo American Capital plc
	1,655,000	3.75%, 04/10/2022(1)	1,705,803
	1,625,000	4.13%, 09/27/2022(1)	1,700,594
	825,000	Corp. Nacional del Cobre de Chile 3.63%, 08/01/2027(1)	829,859
	585,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	629,606

			4,865,862

		Miscellaneous Manufacturing - 0.1%
NZD	2,485,000	General Electric Co. 4.25%, 01/17/2018	1,706,948

		Office/Business Equipment - 0.2%
$	2,580,000	Pitney Bowes, Inc. 4.70%, 04/01/2023	2,520,670
	3,000,000	Xerox Corp. 3.63%, 03/15/2023	2,959,959

			5,480,629

The accompanying notes are an integral part of these financial statements.

208

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Oil & Gas - 1.5%
		Anadarko Petroleum Corp.
$	1,990,000	3.45%, 07/15/2024	$1,983,250
	810,000	4.50%, 07/15/2044	791,002
	330,000	6.60%, 03/15/2046	417,212
	280,000	6.95%, 06/15/2019	300,517
	325,000	Apache Corp. 4.25%, 01/15/2044	310,109
		Canadian Natural Resources Ltd.
	520,000	3.85%, 06/01/2027	530,916
	1,095,000	6.25%, 03/15/2038	1,353,690
		Cenovus Energy, Inc.
	255,000	4.25%, 04/15/2027(1)	255,869
	80,000	6.75%, 11/15/2039	94,947
	200,000	Concho Resources, Inc. 3.75%, 10/01/2027	202,171
		Continental Resources, Inc.
	25,000	3.80%, 06/01/2024	24,281
	280,000	4.50%, 04/15/2023	283,500
	55,000	4.90%, 06/01/2044	51,219
	195,000	5.00%, 09/15/2022	197,194
	390,000	Devon Financing Co. LLC 7.88%, 09/30/2031	512,891
	1,000,000	EnCana Corp. 3.90%, 11/15/2021	1,035,143
		Hess Corp.
	1,435,000	4.30%, 04/01/2027	1,445,308
	650,000	5.60%, 02/15/2041	680,033
	55,000	5.80%, 04/01/2047	59,362
	936,000	6.00%, 01/15/2040	1,019,131
	1,945,000	Kerr-McGee Corp. 6.95%, 07/01/2024	2,314,342
		Marathon Oil Corp.
	675,000	2.70%, 06/01/2020	674,319
	1,585,000	2.80%, 11/01/2022	1,558,976
	150,000	3.85%, 06/01/2025	151,383
	1,460,000	4.40%, 07/15/2027	1,498,848
	220,000	MEG Energy Corp. 6.50%, 01/15/2025(1)	218,900
		Petroleos Mexicanos
	296,000	5.50%, 06/27/2044	267,406
	195,000	6.50%, 03/13/2027(1)	212,940
	2,090,000	6.63%, 06/15/2035	2,207,040
	3,330,000	6.75%, 09/21/2047(1)	3,432,231
	355,000	QEP Resources, Inc. 5.25%, 05/01/2023	350,562
	1,735,000	Shell International Finance B.V. 4.38%, 05/11/2045	1,880,500
	170,000	SM Energy Co. 6.13%, 11/15/2022	170,850
		Valero Energy Corp.
	2,425,000	3.40%, 09/15/2026	2,424,925
	315,000	4.90%, 03/15/2045	345,758
	525,000	WPX Energy, Inc. 5.25%, 09/15/2024	526,969
ARS	81,010,352	YPF S.A. 16.50%, 05/09/2022(1)	4,317,468

			34,101,162

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Packaging & Containers - 0.0%
$	500,000	Owens-Brockway Glass Container, Inc. 5.88%, 08/15/2023(1)	$548,750
	265,000	Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu 5.13%, 07/15/2023(1)	275,891

			824,641

		Pharmaceuticals - 1.1%
		Allergan Funding SCS
	4,860,000	2.35%, 03/12/2018	4,871,157
	1,320,000	3 mo. USD LIBOR + 1.080%, 2.39%, 03/12/2018(3)	1,324,116
	5,225,000	3.00%, 03/12/2020	5,304,379
	256,000	Baxalta, Inc. 3.60%, 06/23/2022	265,197
		Cardinal Health, Inc.
	855,000	1.95%, 06/15/2018	855,723
	5,390,000	2.62%, 06/15/2022	5,346,465
		Mylan N.V.
	1,020,000	3.00%, 12/15/2018	1,029,484
	1,180,000	3.15%, 06/15/2021	1,193,422
	1,170,000	3.75%, 12/15/2020	1,212,708
	405,000	Quintiles IMS, Inc. 4.88%, 05/15/2023(1)	421,200
	1,920,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	1,907,114
		Teva Pharmaceutical Finance Netherlands B.V.
	855,000	1.70%, 07/19/2019	836,793
	560,000	2.20%, 07/21/2021	527,118
	230,000	2.80%, 07/21/2023	211,614
		Valeant Pharmaceuticals International, Inc.
	245,000	6.50%, 03/15/2022(1)	259,700
	145,000	7.00%, 03/15/2024(1)	156,963

			25,723,153

		Pipelines - 1.0%
	415,000	Andeavor Logistics L.P. / Tesoro Logistics Finance Corp. 6.25%, 10/15/2022	441,975
		DCP Midstream Operating L.P.
	100,000	3.88%, 03/15/2023	99,250
	200,000	4.95%, 04/01/2022	207,500
	100,000	5.60%, 04/01/2044	95,500
	870,000	Enbridge, Inc. 3.70%, 07/15/2027	881,365
	478,000	Energy Transfer Equity L.P. 7.50%, 10/15/2020	537,750
		Energy Transfer L.P.
	590,000	4.05%, 03/15/2025	599,966
	185,000	5.95%, 10/01/2043	197,019
	1,360,000	Energy Transfer L.P. / Regency Energy Finance Corp. 4.50%, 11/01/2023	1,430,411
		Kinder Morgan Energy Partners L.P.
	520,000	5.30%, 09/15/2020	558,833
	180,000	6.50%, 04/01/2020	196,413
	360,000	6.85%, 02/15/2020	396,259
		Kinder Morgan, Inc.
	605,000	3.15%, 01/15/2023	608,621
	2,210,000	5.55%, 06/01/2045	2,402,039

The accompanying notes are an integral part of these financial statements.

209

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Pipelines - 1.0% - (continued)
		MPLX L.P.
$	1,575,000	4.13%, 03/01/2027	$1,620,193
	265,000	5.20%, 03/01/2047	283,723
	60,000	NGPL PipeCo LLC 4.88%, 08/15/2027(1)	62,100
		Phillips 66 Partners L.P.
	465,000	3.55%, 10/01/2026	460,200
	195,000	3.75%, 03/01/2028	195,741
	680,000	Plains All American Pipeline L.P. / PAA Finance Corp. 4.50%, 12/15/2026	694,641
	690,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	703,844
		Sunoco Logistics Partners Operations L.P.
	105,000	3.90%, 07/15/2026	104,436
	1,080,000	4.25%, 04/01/2024	1,117,038
	3,355,000	5.40%, 10/01/2047	3,403,933
	30,000	Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	32,850
	1,675,000	Texas Eastern Transmission L.P. 2.80%, 10/15/2022(1)	1,669,505
		Williams Cos., Inc.
	295,000	3.70%, 01/15/2023	297,581
	75,000	4.55%, 06/24/2024	78,375
	100,000	7.88%, 09/01/2021	117,500
		Williams Partners L.P.
	860,000	4.00%, 11/15/2021	899,293
	1,255,000	4.30%, 03/04/2024	1,329,106

			21,722,960

		Real Estate Investment Trusts - 0.1%
		Crown Castle International Corp.
	580,000	3.20%, 09/01/2024	576,349
	240,000	3.40%, 02/15/2021	246,694
		Equinix, Inc.
	95,000	5.38%, 04/01/2023	98,088
	500,000	5.88%, 01/15/2026	541,875
	58,069	VICI Properties LLC / VICI FC, Inc. 8.00%, 10/15/2023	64,602

			1,527,608

		Retail - 0.4%
		CVS Health Corp.
	3,010,000	2.80%, 07/20/2020	3,045,775
	1,421,000	3.88%, 07/20/2025	1,461,399
	2,240,000	5.13%, 07/20/2045	2,503,043
		Home Depot, Inc.
	1,460,000	3.50%, 09/15/2056	1,354,065
	260,000	4.20%, 04/01/2043	275,653
	60,000	Lithia Motors, Inc. 5.25%, 08/01/2025(1)	62,925
	280,000	Lowe's Cos., Inc. 3.70%, 04/15/2046	273,342
	285,000	Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.88%, 03/01/2027	282,862

			9,259,064

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Semiconductors - 0.5%
		Broadcom Corp. / Broadcom Cayman Finance Ltd.
$	5,555,000	3.00%, 01/15/2022(1)	$5,631,995
	1,965,000	3.63%, 01/15/2024(1)	2,029,513
	910,000	Intel Corp. 4.10%, 05/19/2046	969,072
	1,605,000	Lam Research Corp. 2.80%, 06/15/2021	1,622,627
	350,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	371,000
	211,000	Sensata Technologies UK Financing Co. plc 6.25%, 02/15/2026(1)	231,045

			10,855,252

		Software - 0.3%
		First Data Corp.
	280,000	5.00%, 01/15/2024(1)	290,850
	245,000	5.38%, 08/15/2023(1)	255,106
		Microsoft Corp.
	1,010,000	3.30%, 02/06/2027	1,045,086
	1,720,000	3.70%, 08/08/2046	1,726,890
	1,570,000	3.95%, 08/08/2056	1,611,056
		MSCI, Inc.
	360,000	5.25%, 11/15/2024(1)	380,700
	115,000	5.75%, 08/15/2025(1)	124,200
		Open Text Corp.
	170,000	5.63%, 01/15/2023(1)	177,225
	215,000	5.88%, 06/01/2026(1)	233,006

			5,844,119

		Telecommunications - 1.7%
	340,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	358,394
		AT&T, Inc.
	3,415,000	3.40%, 08/14/2024	3,412,237
	2,710,000	3.60%, 02/17/2023	2,806,017
	1,545,000	3.80%, 03/15/2022	1,628,584
	4,390,000	3.90%, 08/14/2027	4,372,440
	835,000	4.50%, 05/15/2035	813,900
	2,790,000	4.75%, 05/15/2046	2,631,738
	5,670,000	5.15%, 02/14/2050	5,589,366
	155,000	5.80%, 02/15/2019	162,468
	4,500,000	GTP Acquisition Partners LLC 3.48%, 06/15/2050(1)	4,457,025
		Nokia Oyj
	1,770,000	4.38%, 06/12/2027	1,770,000
	455,000	6.63%, 05/15/2039	519,396
	380,000	Sprint Communications, Inc. 7.00%, 03/01/2020(1)	412,300
	385,000	Sprint Corp. 7.13%, 06/15/2024	416,162
	1,155,000	Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, 03/20/2023(1)	1,171,748
		Telecom Italia Capital S.A.
	185,000	6.00%, 09/30/2034	207,261
	215,000	7.72%, 06/04/2038	278,156
		Verizon Communications, Inc.
	1,971,000	4.27%, 01/15/2036	1,933,336
	465,000	4.40%, 11/01/2034	468,068
	1,150,000	4.50%, 08/10/2033	1,184,037
	2,568,000	4.52%, 09/15/2048	2,453,467

The accompanying notes are an integral part of these financial statements.

210

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 24.4% - (continued)
		Telecommunications - 1.7% - (continued)
$	1,700,000	4.81%, 03/15/2039	$1,746,376

			38,792,476

		Transportation - 0.3%
	725,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	893,375
	2,790,000	CSX Corp. 3.25%, 06/01/2027	2,794,884
		FedEx Corp.
	45,000	4.40%, 01/15/2047	46,804
	1,205,000	4.55%, 04/01/2046	1,283,207
	620,000	4.75%, 11/15/2045	676,066
	1,535,000	Norfolk Southern Corp. 2.90%, 06/15/2026	1,519,256

			7,213,592

		Total Corporate Bonds (cost $540,711,653)	$553,226,784

FOREIGN GOVERNMENT OBLIGATIONS - 2.5%
		Argentina - 0.7%
		Argentina Treasury Bill
	524,994	2.53%, 11/10/2017(10)	$524,644
	535,096	2.69%, 11/24/2017(10)	534,117
	1,240,416	2.78%, 01/26/2018(10)	1,231,508
	5,936,711	3.07%, 06/15/2018(10)	5,816,849
	3,101,905	3.07%, 12/15/2017(10)	3,090,940
	1,762,002	3.15%, 05/24/2018(10)	1,729,937
	3,127,782	3.31%, 04/27/2018(10)	3,079,136

			16,007,131

		Italy - 0.3%
		Italy Buoni Poliennali Del Tesoro
EUR	1,900,000	0.75%, 01/15/2018	2,217,596
	2,225,000	3.50%, 11/01/2017	2,591,790
	2,210,000	4.50%, 02/01/2018	2,605,338

			7,414,724

		Mexico - 0.1%
$	2,556,000	Mexico Government International Bond 5.75%, 10/12/2110	2,677,410

		Oman - 0.3%
		Oman Government International Bond
	1,980,000	5.38%, 03/08/2027(1)	2,032,244
	3,400,000	6.50%, 03/08/2047(1)	3,499,253

			5,531,497

		Qatar - 0.1%
	3,000,000	Qatar Government International Bond 5.25%, 01/20/2020(1)	3,172,500

		Saudi Arabia - 0.3%
	5,630,000	Saudi Government International Bond 4.63%, 10/04/2047(1)	5,762,170

		Spain - 0.3%
EUR	900,000	Fondo de Amortizacion del Deficit Electrico 4.88%, 12/17/2017	1,050,996
		Instituto de Credito Oficial
	1,105,000	0.50%, 12/15/2017(8)	1,288,284
GBP	460,000	1.88%, 12/15/2017(8)	611,368

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 2.5% - (continued)
		Spain - 0.3% - (continued)
EUR	1,435,000	Spain Government Bond 4.50%, 01/31/2018	$1,691,618
	1,295,000	Spain Letras del Tesoro 0.00%, 01/19/2018(7)	1,509,908

			6,152,174

		United Arab Emirates - 0.4%
		Abu Dhabi Government International Bond
$	2,330,000	2.50%, 10/11/2022(1)	2,314,855
	6,770,000	4.13%, 10/11/2047(1)	6,709,070

			9,023,925

		Total Foreign Government Obligations (cost $55,566,612)	$55,741,531

MUNICIPAL BONDS - 1.4%
		Development - 0.1%
		California State, GO Taxable
	685,000	7.60%, 11/01/2040	$1,074,977
	80,000	7.63%, 03/01/2040	123,059

			1,198,036

		General - 0.3%
	2,705,000	Chicago, IL, Transit Auth 6.90%, 12/01/2040	3,592,240
		Puerto Rico Commonwealth Government Employees Retirement System
	5,400,000	6.15%, 07/01/2038	1,498,500
	2,820,000	6.30%, 07/01/2043	782,550

			5,873,290

		General Obligation - 1.0%
		California State, GO Taxable
	3,480,000	7.35%, 11/01/2039	5,152,279
	3,190,000	7.55%, 04/01/2039	4,917,640
		City of Chicago, IL, GO
	2,170,000	7.05%, 01/01/2029	2,405,011
	1,870,000	7.38%, 01/01/2033	2,161,533
		Illinois State, GO
	350,000	5.16%, 02/01/2018	352,503
	2,055,000	5.38%, 07/01/2018	2,093,490
	4,540,000	5.67%, 03/01/2018	4,591,075
	1,380,000	5.88%, 03/01/2019	1,429,087

			23,102,618

		Utility - Electric - 0.0%
	360,000	Municipal Electric Auth Georgia 6.64%, 04/01/2057	455,789

		Total Municipal Bonds (cost $31,154,076)	$30,629,733

SENIOR FLOATING RATE INTERESTS - 2.4%(11)
		Advertising - 0.0%
	470,456	Acosta Holdco, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 09/26/2021	$414,001

		Aerospace/Defense - 0.0%
	616,370	TransDigm, Inc. 4.27%, 05/14/2022	618,860

		Agriculture - 0.0%
	287,622	Pinnacle Operating Corp. 1 mo. USD LIBOR + 7.250%, 8.49%, 11/15/2021	266,769

The accompanying notes are an integral part of these financial statements.

211

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Auto Manufacturers - 0.0%
$	603,677	Jaguar Holding Co. 3 mo. USD LIBOR + 2.750%, 4.04%, 08/18/2022	$606,883

		Auto Parts & Equipment - 0.0%
	430,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	430,894

		Biotechnology - 0.0%
	527,997	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	527,997

		Chemicals - 0.1%
	245,000	Avantor, Inc. 0.00%, 09/07/2024(12)	246,269
	585,330	Chemours Co. 1 mo. USD LIBOR + 2.500%, 3.75%, 05/12/2022	589,966
	395,000	Diamond (BC) B.V. 3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	396,552
	160,000	H.B. Fuller Co. 1 mo. USD LIBOR + 2.250%, 3.49%, 10/12/2024	160,867

			1,393,654

		Coal - 0.1%
	306,983	Ascent Resources - Marcellus LLC 1 mo. USD LIBOR + 4.250%, 5.49%, 08/04/2020	225,786
	830,825	Foresight Energy LLC 3 mo. USD LIBOR + 5.750%, 7.08%, 03/28/2022	782,222

			1,008,008

		Commercial Services - 0.2%
	215,000	Ascend Learning LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 07/12/2024	216,703
	430,661	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	433,533
	153,685	Capital Automotive L.P. 1 mo. USD LIBOR + 6.000%, 7.25%, 03/24/2025	157,527
	921,541	PSAV Holdings LLC 3 mo. USD LIBOR + 3.500%, 4.83%, 04/27/2024	927,300
	471,438	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	473,531
EUR	230,000	Techem GmbH 0.00%, 07/31/2024(12)	269,558
$	887,775	Tempo Acquisition LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/01/2024	890,367
	397,000	Xerox Business Services LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 12/07/2023	400,228

			3,768,747

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Distribution/Wholesale - 0.1%
$	999,913	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/31/2023	$1,005,642
	635,260	Univar, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 07/01/2022	638,436

			1,644,078

		Diversified Financial Services - 0.0%
	497,500	AlixPartners LLP 3 mo. USD LIBOR + 2.750%, 4.08%, 04/04/2024	499,679
	263,013	RP Crown Parent LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 10/12/2023	264,109
	200,000	Telenet Financing USD LLC 1 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2025	200,778

			964,566

		Electric - 0.0%
	330,000	Chief Exploration & Development LLC 3 mo. USD LIBOR + 6.500%, 7.96%, 05/16/2021	322,301
	223,458	Helix Gen Funding LLC 3 mo. USD LIBOR + 3.750%, 5.08%, 06/02/2024	225,717
	593,649	Seadrill Partners Finco LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 02/21/2021	450,325

			998,343

		Energy-Alternate Sources - 0.0%
	245,000	BCP Renaissance Parent LLC 0.00%, 10/31/2024(12)	247,680

		Engineering & Construction - 0.0%
	648,375	Brand Energy & Infrastructure Services, Inc. 3 mo. USD LIBOR + 4.250%, 5.62%, 06/21/2024	652,337

		Entertainment - 0.0%
	200,000	Scientific Games International, Inc. 2 mo. USD LIBOR + 3.250%, 4.52%, 08/14/2024	202,222

		Food - 0.1%
	555,379	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	558,156
	678,300	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	681,569

			1,239,725

		Healthcare-Products - 0.1%
	294,005	Air Medical Group Holdings, Inc. 1 mo. USD LIBOR + 4.000%, 5.24%, 04/28/2022	295,107
	438,047	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	440,307

The accompanying notes are an integral part of these financial statements.

212

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Healthcare-Products - 0.1% - (continued)
$	284,288	Kinetic Concepts, Inc. 3 mo. USD LIBOR + 3.250%, 4.58%, 02/02/2024	$283,861
	240,000	Parexel International Corp. 0.00%, 09/27/2024(12)	242,143
	222,750	Revlon Consumer Products Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 09/07/2023	191,844

			1,453,262

		Healthcare-Services - 0.1%
	184,300	CDRH Parent, Inc. 3 mo. USD LIBOR + 4.250%, 5.57%, 07/01/2021	153,890
	137,091	Community Health Systems, Inc. 3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	133,797
	740,132	Envision Healthcare Corp. 1 mo. USD LIBOR + 3.000%, 4.25%, 12/01/2023	742,908
	962,279	MPH Acquisition Holdings LLC 3 mo. USD LIBOR + 3.000%, 4.33%, 06/07/2023	971,218
	284,686	Opal Acquisition, Inc. 3 mo. USD LIBOR + 4.000%, 5.33%, 11/27/2020	273,096
	819,395	U.S. Renal Care, Inc. 3 mo. USD LIBOR + 4.250%, 5.58%, 12/31/2022	790,864

			3,065,773

		Household Products/Wares - 0.0%
	335,000	Galleria Co. 1 mo. USD LIBOR + 3.000%, 4.25%, 09/29/2023	334,163

		Insurance - 0.2%
		Asurion LLC
	1,167,943	1 mo. USD LIBOR + 2.750%, 3.99%,08/04/2022	1,176,516
	215,000	1 mo. USD LIBOR + 6.000%, 7.24%,08/04/2025	221,854
	380,806	Evertec Group LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 04/17/2020	366,526
	138,920	HUB International Ltd. 3 mo. USD LIBOR + 3.000%, 4.31%, 10/02/2020	139,951
		Sedgwick Claims Management Services, Inc.
	814,802	1 mo. USD LIBOR + 2.750%, 3.99%,03/01/2021	818,370
	580,000	1 mo. USD LIBOR + 5.750%, 6.99%,02/28/2022	585,075

			3,308,292

		Internet - 0.0%
	308,556	Lands' End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	257,259

		Leisure Time - 0.1%
	426,613	Caesars Resort Collection LLC 0.00%, 09/27/2024(12)	429,203

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Leisure Time - 0.1% - (continued)
$	1,125,000	Delta 2 (LUX) S.a.r.l. 1 mo. USD LIBOR + 3.000%, 4.24%, 02/01/2024	$1,133,201
	740,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(12)	740,311

			2,302,715

		Lodging - 0.1%
	607,956	Boyd Gaming Corp. 1 Week USD LIBOR + 2.500%, 3.70%, 09/15/2023	611,379
	615,000	Caesars Entertainment Operating Co. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/06/2024	615,387
	324,159	Caesars Growth Properties Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/08/2021	324,227

			1,550,993

		Machinery-Diversified - 0.0%
	668,423	Gates Global LLC 3 mo. USD LIBOR + 3.250%, 4.58%, 04/01/2024	672,687

		Media - 0.1%
	185,000	Altice Financing S.A. 0.00%, 01/05/2026(12)	185,000
	1,321,350	Charter Communications Operating LLC 1 mo. USD LIBOR + 2.000%, 3.25%, 07/01/2020	1,327,217
	287,614	Lumos Networks Operating Co. 0.00%, 10/16/2024(12)	288,251
	541,905	Numericable Group S.A. 0.00%, 01/31/2026(12)	542,030
	655,000	UPC Financing Partnership 0.00%, 01/15/2026(12)	656,912

			2,999,410

		Metal Fabricate/Hardware - 0.0%
	540,843	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.09%, 08/21/2023	543,888

		Oil & Gas - 0.1%
	214,463	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	216,674
	485,000	California Resources Corp. 1 mo. USD LIBOR + 10.375%, 11.61%, 12/31/2021	519,352
	380,000	Chesapeake Energy Corp. 3 mo. USD LIBOR + 7.500%, 8.81%, 08/23/2021	407,235
	646,774	Fieldwood Energy LLC 3 mo. USD LIBOR + 2.875%, 4.21%, 09/28/2018	615,244
	241,402	Peabody Energy Corp. 1 mo. USD LIBOR + 3.500%, 4.74%, 03/31/2022	242,986
	110,000	Traverse Midstream Partners LLC 3 mo. USD LIBOR + 4.000%, 5.33%, 09/27/2024	111,402

			2,112,893

The accompanying notes are an integral part of these financial statements.

213

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Packaging & Containers - 0.1%
		Berry Plastics Group, Inc.
$	816,429	1 mo. USD LIBOR + 2.250%, 3.49%, 02/08/2020	$820,307
	390,574	1 mo. USD LIBOR + 2.250%, 3.49%, 10/01/2022	392,257
	407,950	Flex Acquisition Co., Inc. 3 mo. USD LIBOR + 3.000%, 4.34%, 12/29/2023	410,691
	143,913	Proampac PG Borrower LLC 1 mo. USD LIBOR + 4.000%, 5.30%, 11/18/2023	144,992
	1,122,127	Reynolds Group Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 02/05/2023	1,128,434

			2,896,681

		Pharmaceuticals - 0.1%
	703,238	Endo Luxembourg Finance Co. I S.a r.l. 1 mo. USD LIBOR + 4.250%, 5.50%, 04/29/2024	712,380
	389,637	Valeant Pharmaceuticals International, Inc. 1 mo. USD LIBOR + 4.750%, 5.99%, 04/01/2022	398,162

			1,110,542

		Pipelines - 0.0%
	353,350	Philadelphia Energy Solutions LLC 3 mo. USD LIBOR + 5.000%, 6.33%, 04/04/2018	263,836

		Real Estate - 0.1%
		DTZ U.S. Borrower LLC
	1,058,855	3 mo. USD LIBOR + 3.250%, 4.59%, 11/04/2021	1,064,647
	20,000	3 mo. USD LIBOR + 8.250%, 9.63%, 11/04/2022	20,300
	759,149	VICI Properties 1 LLC 3 mo. USD LIBOR + 3.500%, 4.75%, 10/14/2022	759,688

			1,844,635

		Retail - 0.2%
		Albertsons LLC
	780,347	1 mo. USD LIBOR + 2.750%, 3.99%, 08/25/2021	755,782
	356,413	3 mo. USD LIBOR + 3.000%, 4.33%, 12/21/2022	344,791
	595,000	Bass Pro Group LLC 1 mo. USD LIBOR + 5.000%, 6.24%, 09/25/2024	577,275
	913,725	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	918,805
	663,463	Neiman Marcus Group Ltd. LLC 1 mo. USD LIBOR + 3.250%, 4.49%, 10/25/2020	520,155
	115,000	Rite Aid Corp. 1 mo. USD LIBOR + 4.750%, 6.00%, 08/21/2020	115,575
	495,000	Staples, Inc. 3 mo. USD LIBOR + 4.000%, 5.31%, 09/12/2024	465,176

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.4%(11) - (continued)
		Retail - 0.2% - (continued)
$	443,856	U.S. Foods, Inc. 1 mo. USD LIBOR + 2.750%, 4.00%, 06/27/2023	$447,278

			4,144,837

		Software - 0.3%
	485,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	483,040
	646,750	Change Healthcare Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/01/2024	650,165
	155,341	Epicor Software Corp. 1 mo. USD LIBOR + 3.750%, 5.00%, 06/01/2022	156,151
	2,211,197	First Data Corp. 1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	2,219,887
	552,136	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	557,199
	738,820	Infor U.S., Inc. 3 mo. USD LIBOR + 2.750%, 4.08%, 02/01/2022	739,588
	1,762,688	WEX, Inc. 3 mo. USD LIBOR + 2.750%, 3.99%, 06/30/2023	1,781,266

			6,587,296

		Telecommunications - 0.2%
	615,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	617,085
	510,586	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	511,546
	1,412,900	Sprint Communications, Inc. 1 mo. USD LIBOR + 2.500%, 3.75%, 02/02/2024	1,417,605
	395,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	394,664
	743,966	Univision Communications, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 03/15/2024	741,176
	318,158	Zayo Group LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 01/19/2024	319,370

			4,001,446

		Trucking & Leasing - 0.0%
	457,538	Avolon TLB Borrower 1 (Luxembourg) S.a.r.l. 1 mo. USD LIBOR + 2.250%, 3.49%, 04/03/2022	460,882

		Total Senior Floating Rate Interests (cost $55,315,497)	$54,896,254

The accompanying notes are an integral part of these financial statements.

214

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6%
		FHLMC - 14.5%
$	119,121	0.00%, 11/15/2036(7)(13)	$111,334
	23,924,659	0.17%, 10/25/2020(3)(4)(6)	116,587
	18,333,423	0.61%, 03/25/2027(3)(4)(6)	887,805
	12,632,441	1.96%, 08/25/2018(3)(4)(6)	112,411
	1,412,313	2.50%, 12/15/2026(6)	76,127
	1,289,059	2.50%, 03/15/2028(6)	105,730
	970,519	2.50%, 05/15/2028(6)	80,263
	2,944,149	3.00%, 03/15/2028(6)	254,382
	1,574,486	3.00%, 08/01/2029	1,617,300
	1,324,799	3.00%, 05/15/2032(6)	110,174
	7,090,000	3.00%, 11/01/2032(5)(14)	7,265,336
	754,005	3.00%, 03/15/2033(6)	95,449
	5,158,311	3.00%, 11/01/2036	5,241,947
	4,446,005	3.00%, 01/01/2037	4,518,087
	2,704,088	3.00%, 06/15/2041	2,753,634
	6,028,746	3.00%, 07/15/2041	6,138,310
	8,154,156	3.00%, 11/01/2046	8,181,079
	42,201,593	3.00%, 12/01/2046	42,305,219
	4,900,000	3.00%, 11/01/2047(5)(14)	4,904,211
	2,700,000	3.43%, 01/25/2027(3)(4)	2,831,618
	1,650,306	3.50%, 06/15/2026(6)	131,048
	552,715	3.50%, 09/15/2026(6)	53,639
	967,794	3.50%, 03/15/2027(6)	89,236
	4,400,000	3.50%, 11/01/2032(5)(14)	4,580,039
	3,077,563	3.50%, 08/01/2034	3,205,928
	3,868,544	3.50%, 03/15/2041(6)	480,374
	1,286,417	3.50%, 06/01/2046	1,323,348
	6,998,411	3.50%, 08/01/2047	7,199,321
	84,230,000	3.50%, 11/01/2047(5)(14)	86,589,097
	21,500,000	3.50%, 12/01/2047(5)(14)	22,062,275
	3,108,839	4.00%, 08/01/2025	3,267,967
	558,547	4.00%, 08/15/2026(6)	54,139
	3,244,009	4.00%, 07/15/2027(6)	331,991
	4,104,418	4.00%, 03/15/2028(6)	412,028
	905,887	4.00%, 06/15/2028(6)	100,034
	2,907,634	4.00%, 05/01/2042	3,062,722
	791,717	4.00%, 08/01/2042	836,890
	1,170,884	4.00%, 09/01/2042	1,237,694
	259,230	4.00%, 07/01/2044	272,463
	1,300,540	4.00%, 02/01/2046	1,365,116
	6,438,016	4.00%, 09/01/2047	6,761,168
	21,320,000	4.00%, 11/01/2047(5)(14)	22,374,340
	8,900,000	4.00%, 12/01/2047(5)(14)	9,324,488
	528,932	4.50%, 02/01/2039	565,527
	1,017,670	4.50%, 03/15/2041	1,139,022
	5,449,504	4.50%, 05/01/2042	5,840,382
	842,922	4.50%, 09/01/2044	900,212
	37,950,000	4.50%, 11/01/2047(5)(14)	40,541,272
	2,286,699	4.75%, 07/15/2039	2,493,076
	1,190,680	5.00%, 09/15/2033(6)	250,842
	5,825,000	5.00%, 11/01/2047(5)(14)	6,303,401
	1,063,978	5.50%, 04/15/2036(6)	214,552
	11,750	5.50%, 11/01/2037	13,048
	1,317	5.50%, 02/01/2038	1,472
	54,571	5.50%, 04/01/2038	60,663
	50,338	5.50%, 06/01/2038	55,923
	2,904,467	5.50%, 08/01/2038	3,229,625
	148,195	5.50%, 05/01/2040	164,754
	612,484	5.50%, 08/01/2040	680,755
	570,482	5.50%, 06/01/2041	634,375

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		FHLMC - 14.5% - (continued)
$	234,116	6.00%, 01/01/2023	$248,454
	59,546	6.00%, 11/01/2032	67,098
	137,179	6.00%, 11/01/2033	155,495
	113,117	6.00%, 02/01/2034	128,221
	170,522	6.00%, 07/01/2034	193,296
	56,405	6.00%, 08/01/2034	63,938
	69,605	6.00%, 09/01/2034	78,618
	36,088	6.00%, 01/01/2035	40,514
	45,111	6.00%, 03/01/2035	51,134
	47,552	6.00%, 05/01/2038	53,384
	322,227	6.00%, 06/01/2038	365,637
	735,064	6.00%, 05/15/2039	823,519
	785,435	6.50%, 07/15/2036	873,896

			329,054,453

		FNMA - 20.2%
$	125,748	0.00%, 03/25/2036(7)(13)	106,156
	1,041,058	0.00%, 06/25/2036(7)(13)	908,605
	3,550,539	1.62%, 04/25/2055(3)(4)(6)	186,037
	3,981,183	1.75%, 05/25/2046(3)(4)(6)	189,020
	3,678,602	1.86%, 08/25/2044(3)(4)(6)	176,959
	2,992,128	1.90%, 06/25/2055(3)(4)(6)	158,219
	2,182,407	2.00%, 09/25/2039	2,108,810
	820,182	2.50%, 06/25/2028(6)	64,692
	35,500,000	2.50%, 11/01/2032(5)(14)	35,660,858
	502,749	2.50%, 01/01/2043	487,711
	2,580,147	2.50%, 02/01/2043	2,503,027
	1,993,536	2.50%, 03/01/2043	1,933,889
	1,226,113	2.50%, 04/01/2043	1,189,449
	480,578	2.50%, 06/01/2043	465,791
	824,762	2.50%, 08/01/2043	799,264
	27,451	2.50%, 06/01/2046	26,519
	847,079	2.50%, 10/01/2046	818,306
	31,112,950	2.50%, 11/01/2046	30,056,172
	14,617,773	2.50%, 12/01/2046	14,121,241
	8,787,185	2.50%, 01/01/2047	8,488,866
	900,000	2.50%, 11/01/2047(5)(14)	868,877
	4,225,000	2.65%, 06/01/2025	4,243,851
	2,158,491	2.82%, 07/01/2025	2,192,138
	1,850,000	2.84%, 12/01/2025	1,858,604
	3,900,000	2.93%, 01/01/2027	3,932,386
	2,460,915	3.00%, 02/25/2027(6)	201,507
	782,535	3.00%, 09/25/2027(6)	81,357
	5,064,880	3.00%, 01/25/2028(6)	458,062
	2,227,578	3.00%, 02/25/2028(6)	203,947
	2,301,194	3.00%, 04/25/2028(6)	216,893
	1,128,433	3.00%, 01/01/2030	1,158,499
	27,715,465	3.00%, 06/01/2032	28,415,206
	27,848,793	3.00%, 07/01/2032	28,551,901
	5,519,000	3.00%, 11/01/2032(5)(14)	5,655,250
	4,485,975	3.00%, 03/01/2037	4,560,145
	61,800,000	3.00%, 11/01/2047(5)(14)	61,833,798
	1,503,636	3.02%, 03/01/2027	1,525,645
	7,175,317	3.11%, 04/01/2027	7,312,562
	2,600,000	3.12%, 08/01/2027	2,652,881
	3,041,664	3.15%, 04/01/2027	3,109,885
	2,315,000	3.16%, 04/01/2027	2,366,067
	2,515,591	3.21%, 01/01/2027	2,583,053
	257,664	3.24%, 12/01/2026	265,242
	95,000	3.29%, 06/01/2029	97,695

The accompanying notes are an integral part of these financial statements.

215

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		FNMA - 20.2% - (continued)
$	666,320	3.30%, 12/01/2026	$691,267
	555,537	3.41%, 11/01/2024	583,084
	2,478,402	3.50%, 05/25/2027(6)	260,953
	1,455,857	3.50%, 10/25/2027(6)	156,354
	1,311,756	3.50%, 05/25/2030(6)	164,738
	511,643	3.50%, 08/25/2030(6)	56,835
	1,252,179	3.50%, 02/25/2031(6)	112,712
	3,990,000	3.50%, 11/01/2032(5)(14)	4,144,924
	934,565	3.50%, 09/25/2035(6)	144,562
	1,861,783	3.50%, 10/01/2044	1,926,350
	2,037,471	3.50%, 02/01/2045	2,095,952
	3,755,470	3.50%, 01/01/2046	3,863,263
	4,706,715	3.50%, 02/01/2046	4,841,811
	3,869,106	3.50%, 09/01/2046	3,980,159
	1,661,266	3.50%, 10/01/2046	1,708,949
	786,523	3.50%, 10/25/2046(6)	180,701
	1,332,079	3.50%, 11/01/2046	1,378,585
	44,800,000	3.50%, 11/01/2047(5)(14)	46,054,749
	5,750,000	3.77%, 12/01/2025	6,137,646
	140,000	3.86%, 12/01/2025	150,345
	230,432	3.87%, 10/01/2025	248,330
	304,037	3.89%, 05/01/2030	327,600
	133,287	3.96%, 05/01/2034	143,169
	83,339	3.97%, 05/01/2029	90,008
	878,746	4.00%, 06/01/2025	923,879
	3,559,262	4.00%, 05/25/2027(6)	344,443
	3,634,174	4.00%, 10/01/2040	3,830,905
	1,545,382	4.00%, 11/01/2040	1,629,599
	1,130,163	4.00%, 12/01/2040	1,191,386
	557,140	4.00%, 02/01/2041	587,634
	1,283,266	4.00%, 03/01/2041	1,352,358
	605,152	4.00%, 03/25/2042(6)	86,490
	3,690,780	4.00%, 05/25/2042(6)	515,756
	509,859	4.00%, 08/01/2042	537,349
	1,192,258	4.00%, 09/01/2042	1,256,662
	346,101	4.00%, 11/25/2042(6)	48,599
	296,643	4.00%, 03/01/2045	311,576
	1,372,939	4.00%, 07/01/2045	1,456,881
	657,360	4.00%, 05/01/2046	690,266
	1,407,075	4.00%, 06/01/2046	1,477,528
	1,522,705	4.00%, 04/01/2047	1,615,360
	32,130,000	4.00%, 11/01/2047(5)(14)	33,723,950
	35,300,000	4.00%, 12/01/2047(5)(14)	36,995,366
	192,005	4.06%, 10/01/2028	209,098
	471,450	4.50%, 08/01/2024	493,838
	41,566	4.50%, 04/01/2025	43,384
	719,683	4.50%, 07/25/2027(6)	78,503
	1,038,949	4.50%, 09/01/2035	1,115,224
	271,735	4.50%, 08/01/2040	294,122
	3,087,277	4.50%, 10/01/2040	3,319,238
	1,414,752	4.50%, 10/01/2041	1,523,556
	1,213,253	4.50%, 09/01/2043	1,303,557
	1,200,000	4.50%, 11/01/2047(5)(14)	1,283,063
	2,158	5.00%, 04/01/2018	2,193
	5,617	5.00%, 05/01/2018	5,708
	37,848	5.00%, 06/01/2018	38,461
	3,647	5.00%, 07/01/2018	3,706
	26,576	5.00%, 12/01/2019	27,212
	179,695	5.00%, 01/01/2022	183,666
	357,434	5.00%, 04/25/2038	381,966

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		FNMA - 20.2% - (continued)
$	3,100,000	5.00%, 11/01/2047(5)(14)	$3,365,161
	405,543	5.46%, 05/25/2042(3)(4)(6)	44,915
	1,075	5.50%, 11/01/2018	1,079
	36,979	5.50%, 08/01/2019	37,587
	35,312	5.50%, 09/01/2019	35,868
	40,589	5.50%, 10/01/2019	41,275
	7,482	5.50%, 05/01/2020	7,668
	416,827	5.50%, 06/01/2022	438,251
	193,565	5.50%, 06/01/2033	216,620
	760,786	5.50%, 07/01/2033	849,503
	60,017	5.50%, 08/01/2033	66,860
	2,683,390	5.50%, 11/01/2035	2,999,619
	668,770	5.50%, 04/01/2036	746,376
	557,615	5.50%, 04/25/2037	612,534
	1,134,630	5.50%, 11/01/2037	1,264,621
	1,445,084	5.50%, 06/25/2042(6)	315,083
	15,871	6.00%, 11/01/2031	17,791
	187,839	6.00%, 12/01/2032	214,514
	257,736	6.00%, 03/01/2033	292,992
	624,722	6.00%, 02/01/2037	707,581
	410,559	6.00%, 12/01/2037	462,406
	194,925	6.00%, 03/01/2038	218,514
	188,108	6.00%, 10/01/2038	212,431
	2,055,206	6.00%, 09/25/2047(6)	516,355
	2,376	7.50%, 12/01/2029	2,493
	14,925	7.50%, 03/01/2030	17,645
	24,337	7.50%, 09/01/2031	25,855

			456,852,167

		GNMA - 11.9%
$	1,365,000	2.00%, 10/20/2042	1,058,588
	2,199,205	2.50%, 12/16/2039	2,207,769
	1,132,013	3.00%, 09/20/2028(6)	103,482
	225,036	3.00%, 11/15/2042	228,545
	623,712	3.00%, 02/16/2043(6)	111,111
	208,192	3.00%, 06/15/2043	211,189
	175,861	3.00%, 07/15/2043	179,185
	225,726	3.00%, 10/15/2044	228,576
	267,052	3.00%, 02/15/2045	270,424
	153,762	3.00%, 03/15/2045	155,704
	779,517	3.00%, 04/15/2045	789,361
	184,164	3.00%, 06/15/2045	186,489
	7,013,099	3.00%, 07/15/2045	7,101,668
	936,620	3.00%, 05/20/2047	877,189
	1,378,437	3.00%, 09/20/2047	1,264,434
	26,425,000	3.00%, 11/01/2047(5)(14)	26,737,764
	493,818	3.50%, 02/16/2027(6)	47,729
	1,191,527	3.50%, 03/20/2027(6)	123,592
	1,156,954	3.50%, 07/20/2040(6)	131,010
	1,548,900	3.50%, 02/20/2041(6)	188,447
	2,624,458	3.50%, 04/20/2042(6)	335,489
	677,115	3.50%, 05/15/2042	707,284
	3,911,328	3.50%, 10/20/2042(6)	800,959
	1,584,066	3.50%, 12/15/2042	1,654,235
	1,298,475	3.50%, 03/15/2043	1,355,921
	1,296,269	3.50%, 04/15/2043	1,353,232
	4,328,474	3.50%, 05/15/2043	4,511,262
	506,533	3.50%, 05/20/2043(6)	93,489
	2,117,395	3.50%, 07/20/2043(6)	320,369
	11,446,342	3.50%, 08/20/2047	11,887,562

The accompanying notes are an integral part of these financial statements.

216

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		GNMA - 11.9% - (continued)
$	6,982,202	3.50%, 09/20/2047	$7,251,343
	85,300,000	3.50%, 11/01/2047(5)(14)	88,495,415
	14,300,000	3.50%, 12/01/2047(5)(14)	14,811,671
	373,115	4.00%, 12/16/2026(6)	39,487
	4,780,990	4.00%, 05/20/2029(6)	502,461
	3,019,588	4.00%, 09/20/2040	3,209,816
	413,658	4.00%, 10/20/2040	436,270
	791,644	4.00%, 12/20/2040	841,917
	378,170	4.00%, 05/16/2042(6)	61,550
	722,626	4.00%, 03/20/2043(6)	164,417
	259,344	4.00%, 01/20/2044(6)	56,103
	2,417,617	4.00%, 03/20/2047(6)	469,272
	5,059,016	4.00%, 04/20/2047	5,325,641
	3,655,808	4.00%, 07/20/2047(6)	741,527
	5,125,000	4.00%, 10/20/2047	5,408,178
	27,455,000	4.00%, 11/01/2047(5)(14)	28,827,750
	13,700,000	4.00%, 12/01/2047(5)(14)	14,374,832
	50,772	4.50%, 07/15/2033	54,330
	124,342	4.50%, 05/15/2040	133,940
	563,396	4.50%, 06/15/2041	603,353
	1,966,870	4.50%, 06/20/2044	2,087,190
	1,690,712	4.50%, 10/20/2044	1,794,138
	1,121,329	4.50%, 04/20/2045(6)	249,782
	1,681,137	4.50%, 01/20/2046	1,783,978
	5,820,000	4.50%, 11/01/2047(5)(14)	6,169,200
	3,087,440	5.00%, 02/16/2040(6)	721,353
	1,071,684	5.00%, 06/15/2041	1,171,449
	1,487,851	5.00%, 10/16/2041(6)	254,390
	1,670,108	5.00%, 03/15/2044	1,825,315
	783,564	5.00%, 01/16/2047(6)	180,780
	5,200,000	5.00%, 12/20/2047	5,626,712
	613,469	5.50%, 05/15/2033	697,237
	47,352	5.50%, 06/15/2035	53,084
	95,581	5.50%, 04/15/2038	106,168
	2,329,171	5.50%, 03/20/2039(6)	523,834
	2,183,546	5.50%, 02/16/2047(6)	485,401
	1,316,156	5.50%, 02/20/2047(6)	293,566
	1,000,000	5.50%, 11/01/2047(5)(14)	1,106,200
	75,285	6.00%, 02/15/2029	84,642
	150,197	6.00%, 11/15/2032	170,374
	145,020	6.00%, 02/15/2033	163,045
	43,982	6.00%, 07/15/2033	49,457
	64,801	6.00%, 10/15/2034	72,855
	530,052	6.00%, 03/15/2036	601,139
	6,004	6.00%, 05/15/2036	6,804
	158,113	6.00%, 10/15/2036	178,876
	73,208	6.00%, 01/15/2037	82,934
	161,571	6.00%, 02/15/2037	182,916
	288,910	6.00%, 06/15/2037	326,216
	114,218	6.00%, 11/15/2037	128,492
	74,403	6.00%, 06/15/2038	84,504
	199,939	6.00%, 08/15/2038	224,790
	245,032	6.00%, 10/15/2038	275,488
	253,161	6.00%, 11/15/2038	287,576
	155,884	6.00%, 12/15/2038	176,729
	107,494	6.00%, 01/15/2039	120,855
	2,834	6.00%, 03/15/2039	3,187
	555,826	6.00%, 04/15/2039	624,910
	450,495	6.00%, 08/15/2039	506,487
	20,942	6.00%, 09/15/2039	23,545

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.6% - (continued)
		GNMA - 11.9% - (continued)
$	62,102	6.00%, 11/15/2039	$69,819
	29,740	6.00%, 06/15/2040	33,437
	2,733,032	6.00%, 09/20/2040(6)	658,893
	189,318	6.00%, 12/15/2040	212,866
	665,673	6.00%, 06/15/2041	748,410
	2,054,635	6.00%, 02/20/2046(6)	479,764
	15,403	6.50%, 09/15/2028	17,051
	2,628	6.50%, 10/15/2028	2,909
	5,139	6.50%, 12/15/2028	5,689
	55,377	6.50%, 05/15/2029	63,524
	89,151	6.50%, 08/15/2031	98,688
	4,534	6.50%, 09/15/2031	5,019
	58,362	6.50%, 10/15/2031	64,606
	166,439	6.50%, 11/15/2031	184,245
	37,740	6.50%, 01/15/2032	41,778
	27,146	6.50%, 03/15/2032	30,172
	7,469	6.50%, 04/15/2032	8,268
	26,438	6.50%, 07/15/2032	29,267

			269,291,334

		Total U.S. Government Agencies (cost $1,055,851,614)	$1,055,197,954

U.S. GOVERNMENT SECURITIES - 15.1%
		U.S. Treasury Securities - 15.1%
		U.S. Treasury Bonds - 5.7%
$	16,530,000	2.50%, 02/15/2045	$15,376,774
	7,800,000	2.50%, 02/15/2046	7,232,977
	6,525,000	2.88%, 08/15/2045	6,534,941
	23,034,000	2.88%, 11/15/2046	23,034,000
	3,440,000	3.00%, 11/15/2044	3,533,794
	9,045,000	3.00%, 05/15/2045(15)	9,284,551
	8,485,000	3.00%, 11/15/2045	8,703,091
	31,854,000	3.13%, 08/15/2044(16)	33,505,182
	530,000	3.38%, 05/15/2044	582,482
	3,560,000	3.63%, 02/15/2044	4,078,425
	5,661,000	4.38%, 02/15/2038	7,166,914
	7,016,000	4.50%, 02/15/2036	8,982,399

			128,015,530

		U.S. Treasury Notes - 9.4%
	55,477,592	0.25%, 01/15/2025(17)	54,860,152
	91,000	1.50%, 12/31/2018	90,986
	15,355,000	1.50%, 03/31/2023	14,902,147
	27,615,000	1.63%, 11/30/2020	27,504,971
	28,095,000	1.63%, 02/15/2026(16)	26,623,305
	16,805,000	2.00%, 02/15/2023	16,751,172
	12,695,000	2.00%, 02/15/2025	12,474,325
	32,402,000	2.00%, 11/15/2026(16)	31,467,911
	18,380,000	2.13%, 05/15/2025(16)	18,194,046
	11,200,000	2.25%, 11/15/2025(16)	11,156,250

			214,025,265

			342,040,795

		Total U.S. Government Securities (cost $344,587,906)	$342,040,795

The accompanying notes are an integral part of these financial statements.

217

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.0%
		Consumer Services - 0.0%
	15,432	Caesars Entertainment Corp.*	$199,845

		Energy - 0.0%
	2,129	Ocean Rig UDW, Inc.*	57,015
	8,492	Templar Energy LLC Class A*	22,078

			79,093

		Utilities - 0.0%
	350,000	TCEH Corp.*(18)(19)(20)	—

		Total Common Stocks (cost $321,334)	$278,938

PREFERRED STOCKS - 0.0%
		Banks - 0.0%
	469	U.S. Bancorp Series A 3 mo. USD LIBOR + 1.020%, 3.50%(3)(9)	$417,762

		Diversified Financials - 0.0%
	20,000	Citigroup Capital 3 mo. USD LIBOR + 6.370%, 7.75%(3)	544,400

		Total Preferred Stocks (cost $889,590)	$962,162

		Total Long-Term Investments (cost $2,835,027,474)	$2,849,267,372

SHORT-TERM INVESTMENTS - 2.3%
		Commercial Paper - 0.1%
CAD	1,640,000	Royal Bank of Canada 1.17%, 11/20/2017(10)	$1,270,436
	2,745,000	Toronto Dominion Bank 1.25%, 11/06/2017(10)	2,127,372

			3,397,808

		Foreign Government Obligations - 0.8%
		Japan Treasury Discount Bill
JPY	304,000,000	0.15%, 12/18/2017(10)	2,674,119
	775,000,000	0.17%, 01/15/2018(10)	6,817,364
	320,000,000	0.18%, 01/22/2018(10)	2,815,088
	300,000,000	0.20%, 11/27/2017(10)	2,638,782
	307,000,000	0.21%, 11/20/2017(10)	2,700,271
SEK	4,000,000	Sweden Treasury Bill 0.69%, 01/17/2018(10)	478,695

			18,124,319

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 2.3% - (continued)
	Other Investment Pools & Funds - 1.4%
31,919,322	Morgan Stanley Institutional Liquidity Funds, Government Portfolio, Institutional Class, 0.92%(21)	$31,919,322

	Total Short-Term Investments (cost $54,073,471)	$53,441,449

Total Investments Excluding Purchased Options (cost $2,889,100,945)	128.1%	$2,902,708,821

Total Purchased Options (cost $4,093,200)	0.2%	$3,879,288

Total Investments (cost $2,893,194,145)	128.3%	$2,906,588,109
Other Assets and Liabilities	(28.3)%	(641,176,703)

Total Net Assets	100.0%	$2,265,411,406

The accompanying notes are an integral part of these financial statements.

218

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $734,576,688, which represented 32.4% of total net assets.

(2)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $620,218,918 at October 31, 2017.

(6)	Securities disclosed are interest-only strips.

(7)	Security is a zero-coupon bond.

(8)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $26,780,275, which represented 1.2% of total net assets.

(9)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(10)	The rate shown represents current yield to maturity.

(11)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(12)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(13)	Securities disclosed are principal-only strips.

(14)	Represents or includes a TBA transaction.

(15)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with OTC swap contracts.

(17)	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(18)	Investment valued using significant unobservable inputs.

(19)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(20)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

The accompanying notes are an integral part of these financial statements.

219

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

(21)	Current yield as of period end.

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Months USD LIBOR-BBA Interest Rate Swap Expiring 08/04/2057	BCLY	2.45%	Receive	08/02/27	USD	12,000,000	12,000,000	$1,658,587	$1,730,264	$(71,677)

Puts
3 Months USD LIBOR-BBA Interest Rate Swap Expiring 08/04/2057	BCLY	2.45%	Pay	08/02/27	USD	12,000,000	12,000,000	$2,220,701	$2,362,936	$(142,235)

Total purchased swaption contracts							24,000,000	$3,879,288	$4,093,200	$(213,912)

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	218	12/15/2017	$21,498,649	$148,379
U.S. 10-Year Ultra Future	412	12/19/2017	55,175,813	(824,015)
U.S. Treasury 2-Year Note Future	674	12/29/2017	145,152,219	(590,836)
U.S. Treasury 5-Year Note Future	1,592	12/29/2017	186,562,500	(1,568,179)
U.S. Treasury Long Bond Future	334	12/19/2017	50,924,563	(862,346)
U.S. Treasury Ultra Bond Future	115	12/19/2017	18,949,844	(156,971)

Total				$(3,853,968)

Short position contracts:
Euro-Bund Future	132	12/07/2017	$25,024,462	$(129,256)
Eurodollar 3-Month Future	422	09/17/2018	103,553,525	178,489
Long Gilt Future	303	12/27/2017	50,034,054	1,040,044
U.S. Treasury 10-Year Note Future	583	12/19/2017	72,838,563	(31,499)

Total				$1,057,778

Total futures contracts				$(2,796,190)

TBA Sale Commitments Outstanding at October 31, 2017
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 3.00%	$15,425,000	11/01/2047	$(15,438,256)	$6,025
FNMA, 2.50%	67,895,000	11/01/2032	(68,202,646)	115,755
FNMA, 2.50%	56,400,000	11/01/2047	(54,449,598)	117,402
FNMA, 3.00%	53,155,000	11/01/2047	(53,184,070)	(8,225)
FNMA, 4.00%	16,955,000	11/01/2047	(17,796,127)	3,311
FNMA, 4.50%	22,775,000	11/01/2047	(24,351,458)	52,623
FNMA, 5.50%	5,650,000	11/01/2047	(6,234,137)	16,176
GNMA II, 3.50%	19,700,000	11/01/2047	(20,437,980)	13,083
GNMA II, 4.00%	13,700,000	11/01/2047	(14,385,000)	1,070
GNMA II, 4.00%	29,400,000	12/01/2047	(30,848,180)	7,465

Total (proceeds receivable $305,652,137)			$(305,327,452)	$324,685

The accompanying notes are an integral part of these financial statements.

220

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

At October 31, 2017, the aggregate market value of TBA Sale Commitments represents (13.5)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AAA.06	CSI	USD	7,557	(0.18%)	07/25/45	Monthly	$113	$—	$140	$27
ABX.HE.AAA.07	GSC	USD	170,801	(0.09%)	08/25/37	Monthly	37,226	—	12,794	(24,432)
ABX.HE.AAA.07	GSC	USD	748,109	(0.09%)	08/25/37	Monthly	163,889	—	56,039	(107,850)
ABX.HE.AAA.07	MSC	USD	1,622,610	(0.09%)	08/25/37	Monthly	16,040	—	(121,546)	(137,586)
ABX.HE.AAA.07	CSI	USD	1,622,611	(0.09%)	08/25/37	Monthly	408,722	—	121,545	(287,177)
ABX.HE.PENAAA.06	MSC	USD	329,154	(0.11%)	05/25/46	Monthly	36,957	—	30,410	(6,547)
ABX.HE.PENAAA.06	JPM	USD	1,087,697	(0.11%)	05/25/46	Monthly	121,836	—	100,487	(21,349)
ABX.HE.PENAAA.06	GSC	USD	877,521	(0.11%)	05/25/46	Monthly	219,380	—	81,070	(138,310)
CMBX.NA.A.7	MSC	USD	410,000	(2.00%)	01/17/47	Monthly	5,477	—	12,805	7,328
CMBX.NA.A.7	JPM	USD	1,235,000	(2.00%)	01/17/47	Monthly	46,822	—	38,569	(8,253)
CMBX.NA.A.9	DEUT	USD	165,000	(2.00%)	09/17/58	Monthly	3,896	—	5,736	1,840
CMBX.NA.A.9	MSC	USD	1,940,000	(2.00%)	09/17/58	Monthly	67,314	—	67,658	344
CMBX.NA.A.9	MSC	USD	1,170,000	(2.00%)	09/17/58	Monthly	51,216	—	40,805	(10,411)
CMBX.NA.A.9	DEUT	USD	760,000	(2.00%)	09/17/58	Monthly	38,006	—	26,463	(11,543)
CMBX.NA.AA.7	CSI	USD	870,000	(1.50%)	01/17/47	Monthly	—	(4,006)	394	4,400
CMBX.NA.AA.7	MSC	USD	1,475,000	(1.50%)	01/17/47	Monthly	16,938	—	730	(16,208)
CMBX.NA.AA.7	CSI	USD	1,070,000	(1.50%)	01/17/47	Monthly	32,701	—	485	(32,216)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	Monthly	56,539	—	838	(55,701)
CMBX.NA.AA.7	CSI	USD	1,850,000	(1.50%)	01/17/47	Monthly	56,539	—	838	(55,701)
CMBX.NA.AA.7	CSI	USD	2,140,000	(1.50%)	01/17/47	Monthly	65,402	—	970	(64,432)
CMBX.NA.AA.8	DEUT	USD	310,000	(1.50%)	10/17/57	Monthly	3,996	—	3,431	(565)
CMBX.NA.AA.8	MSC	USD	925,000	(1.50%)	10/17/57	Monthly	36,705	—	10,237	(26,468)
CMBX.NA.AAA.8	MSC	USD	1,410,000	(0.50%)	10/17/57	Monthly	12,350	—	(5,852)	(18,202)
CMBX.NA.AAA.9	CSI	USD	1,275,000	(0.50%)	09/17/58	Monthly	13,951	—	(1,517)	(15,468)
CMBX.NA.AAA.9	MSC	USD	1,420,000	(0.50%)	09/17/58	Monthly	20,329	—	(1,670)	(21,999)
CMBX.NA.AJ.4	CBK	USD	534,280	(0.96%)	02/17/51	Monthly	92,808	—	82,337	(10,471)
CMBX.NA.AS.7	GSC	USD	715,000	(1.00%)	01/17/47	Monthly	19,770	—	(7,523)	(27,293)
CMBX.NA.AS.7	CSI	USD	2,020,000	(1.00%)	01/17/47	Monthly	36,035	—	(21,309)	(57,344)
CMBX.NA.AS.8	DEUT	USD	245,000	(1.00%)	10/17/57	Monthly	—	(437)	(2,345)	(1,908)
CMBX.NA.AS.8	DEUT	USD	730,000	(1.00%)	10/17/57	Monthly	52,680	—	(6,988)	(59,668)
CMBX.NA.BB.8	JPM	USD	610,000	(5.00%)	10/17/57	Monthly	141,526	—	149,807	8,281
CMBX.NA.BB.8	JPM	USD	145,000	(5.00%)	10/17/57	Monthly	34,526	—	35,610	1,084
CMBX.NA.BB.8	JPM	USD	390,000	(5.00%)	10/17/57	Monthly	97,214	—	95,669	(1,545)
CMBX.NA.BB.9	CSI	USD	2,680,000	(5.00%)	09/17/58	Monthly	555,964	—	465,965	(89,999)
CMBX.NA.BBB.10	MSC	USD	815,000	(3.00%)	11/17/59	Monthly	52,758	—	85,715	32,957
CMBX.NA.BBB.10	MSC	USD	1,130,000	(3.00%)	11/17/59	Monthly	87,387	—	118,843	31,456
CMBX.NA.BBB.10	MSC	USD	830,000	(3.00%)	11/17/59	Monthly	80,753	—	87,292	6,539
CMBX.NA.BBB.10	DEUT	USD	235,000	(3.00%)	11/17/59	Monthly	22,373	—	24,676	2,303
CMBX.NA.BBB.7	CSI	USD	1,740,000	(3.00%)	01/17/47	Monthly	165,325	—	202,091	36,766
CMBX.NA.BBB.7	CSI	USD	1,490,000	(3.00%)	01/17/47	Monthly	141,571	—	173,054	31,483
CMBX.NA.BBB.7	MSC	USD	1,360,000	(3.00%)	01/17/47	Monthly	136,823	—	157,956	21,133
CMBX.NA.BBB.7	GSC	USD	495,000	(3.00%)	01/17/47	Monthly	41,774	—	57,491	15,717
CMBX.NA.BBB.7	MSC	USD	2,110,000	(3.00%)	01/17/47	Monthly	154,546	—	245,415	90,869
CMBX.NA.BBB.7	CSI	USD	2,070,000	(3.00%)	01/17/47	Monthly	173,065	—	240,418	67,353
CMBX.NA.BBB.7	GSC	USD	1,635,000	(3.00%)	01/17/47	Monthly	149,178	—	189,895	40,717
CMBX.NA.BBB.7	MSC	USD	820,000	(3.00%)	01/17/47	Monthly	66,490	—	95,238	28,748
CMBX.NA.BBB.7	DEUT	USD	655,000	(3.00%)	01/17/47	Monthly	53,598	—	76,074	22,476
CMBX.NA.BBB.7	CSI	USD	725,000	(3.00%)	01/17/47	Monthly	63,619	—	84,204	20,585
CMBX.NA.BBB.7	MSC	USD	615,000	(3.00%)	01/17/47	Monthly	58,439	—	71,428	12,989
CMBX.NA.BBB.7	DEUT	USD	625,000	(3.00%)	01/17/47	Monthly	76,011	—	72,590	(3,421)
CMBX.NA.BBB.9	MSC	USD	520,000	(3.00%)	09/17/58	Monthly	56,125	—	59,751	3,626
CMBX.NA.BBB.9	DEUT	USD	235,000	(3.00%)	09/17/58	Monthly	24,157	—	26,964	2,807
CMBX.NA.BBB.9	GSC	USD	1,450,000	(3.00%)	09/17/58	Monthly	164,584	—	166,615	2,031
CMBX.NA.BBB.9	JPM	USD	885,000	(3.00%)	09/17/58	Monthly	100,178	—	101,693	1,515

The accompanying notes are an integral part of these financial statements.

221

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.BBB.9	MSC	USD	1,625,000	(3.00%)	09/17/58	Monthly	$191,829	$—	$186,452	$(5,377)
CMBX.NA.BBB.9	DEUT	USD	2,245,000	(3.00%)	09/17/58	Monthly	272,279	—	257,965	(14,314)
CMBX.NA.BBB.9	JPM	USD	2,425,000	(3.00%)	09/17/58	Monthly	299,269	—	278,648	(20,621)
CMBX.NA.BBB.9	MSC	USD	3,785,000	(0.50%)	09/17/58	Monthly	47,038	—	(4,451)	(51,489)
PrimeX.ARM.2	MSC	USD	206,968	(4.58%)	12/25/37	Monthly	—	(448)	(1,005)	(557)

Total							$5,242,036	$(4,891)	$4,328,094	$(909,051)

Sell protection:
ABX.HE.AAA.06	MSC	USD	6,905	0.18%	07/25/45	Monthly	$—	$—	$(128)	$(128)
ABX.HE.AAA.07	MSC	USD	170,801	0.09%	08/25/37	Monthly	1,688	—	(12,795)	(14,483)
ABX.HE.AAA.07	MSC	USD	749,210	0.09%	08/25/37	Monthly	7,395	—	(56,178)	(63,573)
ABX.HE.PENAAA.06	BCLY	USD	2,294,374	0.11%	05/25/46	Monthly	—	(62,267)	(211,973)	(149,706)
CMBX.NA.A.6	GSC	USD	1,210,000	2.00%	05/11/63	Monthly	15,795	—	(71,736)	(87,531)
CMBX.NA.AJ.4	GSC	USD	534,280	0.96%	02/17/51	Monthly	—	(90,231)	(82,367)	7,864
CMBX.NA.BB.6	GSC	USD	1,715,000	5.00%	05/11/63	Monthly	—	(312,543)	(448,879)	(136,336)
CMBX.NA.BB.6	GSC	USD	396,000	5.00%	05/11/63	Monthly	—	(45,408)	(103,648)	(58,240)
CMBX.NA.BB.6	CSI	USD	1,080,000	5.00%	05/11/63	Monthly	—	(210,583)	(282,676)	(72,093)
CMBX.NA.BB.6	CSI	USD	952,000	5.00%	05/11/63	Monthly	—	(173,012)	(249,173)	(76,161)
CMBX.NA.BB.6	CSI	USD	1,540,000	5.00%	05/11/63	Monthly	—	(308,817)	(403,503)	(94,686)
CMBX.NA.BB.6	CSI	USD	1,085,000	5.00%	05/11/63	Monthly	—	(159,202)	(284,286)	(125,084)
CMBX.NA.BB.6	CSI	USD	2,680,000	5.00%	05/11/63	Monthly	—	(556,835)	(702,200)	(145,365)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(332,576)	(478,979)	(146,403)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(332,576)	(478,979)	(146,403)
CMBX.NA.BB.6	CSI	USD	1,830,000	5.00%	05/11/63	Monthly	—	(332,576)	(478,979)	(146,403)
CMBX.NA.BB.6	CSI	USD	1,835,000	5.00%	05/11/63	Monthly	—	(333,485)	(480,288)	(146,803)
CMBX.NA.BB.6	GSC	USD	1,635,000	5.00%	05/11/63	Monthly	—	(176,673)	(427,940)	(251,267)
CMBX.NA.BB.8	MSC	USD	3,099,000	5.00%	10/17/57	Monthly	—	(855,826)	(760,206)	95,620
CMBX.NA.BB.8	MSC	USD	1,485,000	5.00%	10/17/57	Monthly	—	(421,643)	(364,280)	57,363
CMBX.NA.BB.8	CSI	USD	1,675,000	5.00%	10/17/57	Monthly	—	(462,541)	(410,889)	51,652
CMBX.NA.BB.8	MSC	USD	1,270,000	5.00%	10/17/57	Monthly	—	(360,071)	(311,540)	48,531
CMBX.NA.BB.8	GSC	USD	1,625,000	5.00%	10/17/57	Monthly	—	(446,707)	(398,624)	48,083
CMBX.NA.BB.8	GSC	USD	890,000	5.00%	10/17/57	Monthly	—	(259,669)	(218,323)	41,346
CMBX.NA.BB.8	MLI	USD	885,000	5.00%	10/17/57	Monthly	—	(110,102)	(217,096)	(106,994)
CMBX.NA.BB.8	MLI	USD	905,000	5.00%	10/17/57	Monthly	—	(80,670)	(222,003)	(141,333)
CMBX.NA.BB.8	BOA	USD	1,100,000	5.00%	10/17/57	Monthly	—	(74,809)	(269,837)	(195,028)
CMBX.NA.BB.9	GSC	USD	885,000	5.00%	09/15/58	Monthly	—	(240,166)	(153,627)	86,539
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	Monthly	—	(119,404)	(76,379)	43,025
CMBX.NA.BB.9	GSC	USD	440,000	5.00%	09/15/58	Monthly	—	(118,374)	(76,380)	41,994
CMBX.NA.BB.9	MLI	USD	440,000	5.00%	09/17/58	Monthly	—	(120,633)	(76,380)	44,253
CMBX.NA.BB.9	MLI	USD	435,000	5.00%	09/17/58	Monthly	—	(116,053)	(75,512)	40,541
CMBX.NA.BB.9	JPM	USD	40,000	5.00%	09/17/58	Monthly	—	(10,672)	(6,944)	3,728
CMBX.NA.BBB.6	MSC	USD	360,000	3.00%	05/11/63	Monthly	—	(31,331)	(60,020)	(28,689)
CMBX.NA.BBB.6	CSI	USD	815,000	3.00%	05/11/63	Monthly	—	(115,229)	(136,014)	(20,785)
CMBX.NA.BBB.6	DEUT	USD	2,225,000	3.00%	05/11/63	Monthly	—	(337,010)	(370,958)	(33,948)
CMBX.NA.BBB.6	CSI	USD	1,900,000	3.00%	05/11/63	Monthly	—	(278,482)	(316,772)	(38,290)
CMBX.NA.BBB.6	MSC	USD	3,725,000	3.00%	05/11/63	Monthly	—	(558,299)	(621,041)	(62,742)
CMBX.NA.BBB.6	GSC	USD	2,790,000	3.00%	05/11/63	Monthly	—	(313,929)	(465,388)	(151,459)
PrimeX.ARM.2(18)	JPM	USD	206,968	4.58%	12/25/37	Monthly	8,406	—	1,004	(7,402)

Total							$33,284	$(8,858,404)	$(10,861,916)	$(2,036,796)

Total traded indices							$5,275,320	$(8,863,295)	$(6,533,822)	$(2,945,847)

Credit default swaps on single-name issues:
Sell protection:
Russian Foreign Bond - Eurobond	MSC	USD	$5,730,000	1.00%	12/20/22	Quarterly	$—	$(94,891)	$(71,839)	$23,052

Total single-name issues							$—	$(94,891)	$(71,839)	$23,052

Total OTC contracts							$5,275,320	$(8,958,186)	$(6,605,661)	$(2,922,795)

The accompanying notes are an integral part of these financial statements.

222

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity		Notional Amount (a)	(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD	26,340,000	(5.00%)	12/20/22	Quarterly	$(2,178,628)	$(2,300,226)	$(121,598)

Total						$(2,178,628)	$(2,300,226)	$(121,598)

Credit default swaps on indices:
Sell protection:
CDX.EM.28	USD	23,060,000	1.00%	12/20/22	Quarterly	$(866,118)	$(765,052)	$101,066
CDX.NA.IG.29	USD	44,725,000	1.00%	12/20/22	Quarterly	962,049	1,068,426	106,377
CDX.NA.HY.29	USD	21,690,000	5.00%	12/20/22	Quarterly	1,634,682	1,893,216	258,534
ITRAXX.EUR.28	EUR	26,275,000	1.00%	12/20/22	Quarterly	689,173	807,132	117,959
ITRAXX.XOV.27	EUR	5,160,000	5.00%	06/20/22	Quarterly	671,103	$839,500	168,397
ITRAXX.XOVER.28	EUR	7,510,000	5.00%	12/20/22	Quarterly	1,045,376	1,159,039	113,663

Total						$4,136,265	$5,002,261	$865,996

Total						$1,957,637	$2,702,035	$744,398

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
12M Federal Funds Rate	1.00% Fixed	USD	6,875,000	09/29/26	Annual	$185,770	$—	$575,348	$389,578
12M Federal Funds Rate	1.62% Fixed	USD	10,705,000	11/14/26	Annual	—	—	276,253	276,253
3M USD LIBOR	2.00% Fixed	USD	12,225,000	03/21/23	Semi-Annual	62,665	—	90,621	27,956
3M USD LIBOR	2.14% Fixed	USD	5,800,000	05/15/24	Semi-Annual	—	—	7,916	7,916
3M USD LIBOR	2.20% Fixed	USD	5,775,000	05/15/24	Semi-Annual	—	—	(13,702)	(13,702)
3M USD LIBOR	2.20% Fixed	USD	5,795,000	05/15/24	Semi-Annual	—	—	(20,508)	(20,508)
3M USD LIBOR	2.28% Fixed	USD	17,400,000	07/14/27	Semi-Annual	—	—	(18,400)	(18,400)
3M USD LIBOR	2.69% Fixed	USD	4,850,000	11/15/43	Semi-Annual	—	—	(90,584)	(90,584)
3M USD LIBOR	2.55% Fixed	USD	1,500,000	08/03/47	Semi-Annual	—	—	6,785	6,785
3M USD LIBOR	2.75% Fixed	USD	15,675,000	12/20/47	Semi-Annual	—	(353,658)	(532,388)	(178,730)

Total						$248,435	$(353,658)	$281,341	$386,564

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,590,000	EGP	136,675	USD	GSC	03/06/18	$4,973	$—
5,697,000	EGP	307,116	USD	CBK	03/06/18	4,456	—
2,072,000	EGP	109,053	USD	GSC	03/06/18	4,266	—
16,290,000	EGP	829,852	USD	CBK	03/29/18	55,242	—
610,370	USD	780,000	AUD	SSG	11/20/17	13,525	—
441,388	USD	550,000	AUD	GSC	11/29/17	20,579	—
93,805	USD	120,000	AUD	MSC	12/20/17	2,008	—
437,666	USD	560,000	AUD	DEUT	01/24/18	9,397	—
2,218,362	USD	2,745,000	CAD	CBK	11/06/17	90,507	—
1,660,098	USD	2,010,000	CAD	GSC	11/14/17	101,894	—
1,308,149	USD	1,640,000	CAD	SSG	11/20/17	36,718	—
387,779	USD	500,000	CAD	RBC	12/04/17	95	—

The accompanying notes are an integral part of these financial statements.

223

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,001,444	USD	1,250,000	CAD	JPM	01/25/18	$31,638	$—
300,147	USD	375,000	CAD	BOA	02/01/18	9,187	—
260,624	USD	325,000	CAD	SSG	03/26/18	8,340	—
533,145	USD	10,359,000	EGP	GSC	03/06/18	—	(33,394)
833,675	USD	16,290,000	EGP	GSC	03/29/18	—	(51,420)
2,679,866	USD	2,225,000	EUR	MSC	11/01/17	87,942	—
8,964,684	USD	7,579,000	EUR	DEUT	11/30/17	121,662	—
145,511	USD	125,000	EUR	GSC	11/30/17	—	(337)
691,109	USD	593,000	EUR	SSG	11/30/17	—	(791)
1,333,798	USD	1,105,000	EUR	CBK	12/15/17	43,232	—
1,083,746	USD	900,000	EUR	SSG	12/18/17	32,398	—
2,263,025	USD	1,900,000	EUR	JPM	01/16/18	39,609	—
1,522,399	USD	1,295,000	EUR	CBK	01/19/18	6,690	—
153,434	USD	130,000	EUR	SSG	01/29/18	1,187	—
1,688,186	USD	1,435,000	EUR	MSC	01/31/18	7,500	—
2,579,105	USD	2,210,000	EUR	JPM	02/01/18	—	(9,425)
788,973	USD	602,000	GBP	SSG	11/30/17	—	(11,271)
608,568	USD	460,000	GBP	GSC	12/15/17	—	(3,257)
2,827,875	USD	307,000,000	JPY	HSBC	11/20/17	125,576	—
2,764,437	USD	300,000,000	JPY	BCLY	11/27/17	122,929	—
2,867,636	USD	310,000,000	JPY	JPM	12/11/17	135,746	—
1,451,776	USD	160,000,000	JPY	MSC	12/11/17	41,769	—
2,719,978	USD	304,000,000	JPY	CSFB	12/18/17	39,736	—
2,719,402	USD	305,000,000	JPY	CBK	01/16/18	26,062	—
2,862,881	USD	320,000,000	JPY	GSC	01/22/18	36,228	—
1,777,500	USD	2,485,000	NZD	SSG	01/17/18	79,303	—
499,070	USD	4,000,000	SEK	MSC	01/17/18	18,846	—

Total						$1,359,240	$(109,895)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BOA	Banc of America Securities LLC
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MLI	Merrill Lynch International
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SSG	State Street Global Markets LLC

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
CAD	Canadian Dollar
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
ABX.HE.PEN	Markit Asset Backed Security Home Equity Penultimate
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security
CMT	Constant Maturity Treasury

The accompanying notes are an integral part of these financial statements.

224

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EM	Emerging Markets
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
OTC	Over-the-Counter
PAC	Planned Amortization Class
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

225

The Hartford Total Return Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$756,293,221	$—	$756,293,221	$—
Corporate Bonds	553,226,784	—	553,226,784	—
Foreign Government Obligations	55,741,531	—	55,741,531	—
Municipal Bonds	30,629,733	—	30,629,733	—
Senior Floating Rate Interests	54,896,254	—	54,896,254	—
U.S. Government Agencies	1,055,197,954	—	1,055,197,954	—
U.S. Government Securities	342,040,795	—	342,040,795	—
Common Stocks
Consumer Services	199,845	199,845	—	—
Energy	79,093	57,015	22,078	—
Utilities	—	—	—	—
Preferred Stocks	962,162	962,162	—	—
Short-Term Investments	53,441,449	31,919,322	21,522,127	—
Purchased Options	3,879,288	—	3,879,288	—
Foreign Currency Contracts(2)	1,359,240	—	1,359,240	—
Futures Contracts(2)	1,366,912	1,366,912	—	—
Swaps - Credit Default(2)	1,994,961	—	1,994,961	—
Swaps - Interest Rate(2)	708,488	—	708,488	—

Total	$2,912,017,710	$34,505,256	$2,877,512,454	$—

Liabilities
Foreign Currency Contracts(2)	$(109,895)	$—	$(109,895)	$—
Futures Contracts(2)	(4,163,102)	(4,163,102)	—	—
Swaps - Credit Default(2)	(4,173,358)	—	(4,165,956)	(7,402)
Swaps - Interest Rate(2)	(321,924)	—	(321,924)	—
TBA Sale Commitments	(305,327,452)	—	(305,327,452)	—

Total	$(314,095,731)	$(4,163,102)	$(309,925,227)	$(7,402)

(1)	For the year ended October 31, 2017, investments valued at $2,555 were transferred from Level 2 to Level 3 due to the unavailability of active market pricing; investments valued at $84,917 were transferred from Level 3 to Level 2 due to the initiation of a vendor providing prices that are based on market activity which has been determined to be significant observable inputs and there were no transfers in and out of Level 1.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

226

The Hartford World Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
COMMON STOCKS - 0.1%
		United States - 0.1%
	42,182	Homer City Generation L.P.(1)	$801,458
	94,772	MGIC Investment Corp.(1)	1,355,240
	15,842	Vistra Energy Corp.	15,842

			2,172,540

		Total Common Stocks (cost $3,472,647)	$2,172,540

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7%
		Bermuda - 0.0%
$	330,000	Cal Funding Ltd. 3.47%, 10/25/2027(2)	$328,158

		Canada - 0.2%
		CARDS Trust
	2,425,000	1 mo. LIBOR + 0.370%, 1.61%, 04/18/2022(2)(3)	2,432,054
	5,200,000	1 mo. LIBOR + 0.700%, 1.94%, 07/15/2021(2)(3)	5,221,246

			7,653,300

		Cayman Islands - 2.9%
	2,850,000	ALM XVI Ltd. / ALM XVI LLC 3 mo. USD LIBOR + 1.050%, 2.41%, 07/15/2027(2)(3)	2,866,986
	2,315,000	Apex Credit CLO Ltd. 3 mo. USD LIBOR + 1.470%, 2.84%, 04/24/2029(2)(3)	2,327,212
		Apidos CLO
	3,840,000	3 mo. USD LIBOR + 0.980%, 2.29%, 01/19/2025(2)(3)	3,855,986
	2,044,902	3 mo. USD LIBOR + 1.100%, 2.46%, 04/15/2025(2)(3)	2,052,967
	3,380,000	3 mo. USD LIBOR + 1.120%, 2.48%, 07/22/2026(2)(3)	3,397,867
		Ares CLO Ltd.
	3,835,000	3 mo. USD LIBOR + 1.190%, 2.54%, 04/17/2026(2)(3)	3,857,473
	2,675,000	3 mo. USD LIBOR + 1.950%, 3.27%, 12/05/2025(2)(3)	2,682,886
	2,625,000	Atlas Senior Loan Fund Ltd. 3 mo. USD LIBOR + 1.300%, 2.61%, 01/16/2030(2)(3)	2,642,231
	1,600,000	Avery Point CLO Ltd. 3 mo. USD LIBOR + 1.100%, 2.47%, 04/25/2026(2)(3)	1,604,838
	2,398,218	Babson CLO Ltd. 3 mo. USD LIBOR + 1.100%, 2.46%, 04/20/2025(2)(3)	2,408,739
	1,330,000	Bain Capital Credit CLO 3 mo. USD LIBOR + 1.800%, 3.11%, 07/25/2030(2)(3)	1,335,650
	3,000,000	BlueMountain CLO Ltd. 3 mo. USD LIBOR + 1.140%, 2.50%, 10/15/2026(2)(3)	3,018,555
		Carlyle Global Market Strategies Ltd.
	2,938,967	3 mo. USD LIBOR + 1.120%, 2.48%, 07/15/2025(2)(3)	2,949,059
	622,246	3 mo. USD LIBOR + 1.150%, 2.50%, 04/18/2025(2)(3)	625,096

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		Cayman Islands - 2.9% - (continued)
		CIFC Funding Ltd.
$	1,018,643	3 mo. USD LIBOR + 0.850%, 2.21%, 07/16/2030(2)(3)	$1,018,587
	3,750,000	3 mo. USD LIBOR + 1.480%, 2.79%, 10/21/2028(2)(3)	3,763,132
	2,150,000	3 mo. USD LIBOR + 1.900%, 3.25%, 10/17/2026(2)(3)	2,166,718
	1,015,000	Covenant Credit Partners CLO Ltd. 3 mo. USD LIBOR + 1.850%, 3.23%, 10/15/2029(2)(3)	1,018,060
	3,975,000	Dryden Senior Loan Fund 3 mo. USD LIBOR + 1.080%, 2.43%, 04/18/2026(2)(3)	3,985,518
	250,000	Galaxy CLO Ltd. 3 mo. USD LIBOR + 1.220%, 2.59%, 07/24/2030(2)(3)	251,392
	1,300,000	ICG US CLO Ltd. 3 mo. USD LIBOR + 0.800%, 2.12%, 10/23/2029(2)(3)	1,299,955
	3,000,000	KKR CLO Ltd. 3 mo. USD LIBOR + 1.050%, 2.41%, 07/15/2027(2)(3)	3,017,706
	3,000,000	KKR Financial Ltd. 3 mo. USD LIBOR + 1.270%, 2.62%, 07/18/2030(2)(3)	3,023,388
	3,010,000	LCM Ltd. 3 mo. USD LIBOR + 1.210%, 2.52%, 07/20/2030(2)(3)	3,037,018
	971,279	LSTAR Securities Investment Ltd. 1 mo. USD LIBOR + 2.000%, 3.24%, 11/01/2021(2)(3)	971,580
		Madison Park Funding Ltd.
	2,355,000	3 mo. USD LIBOR + 1.110%, 2.47%, 01/19/2025(2)(3)	2,357,023
	3,000,000	3 mo. USD LIBOR + 1.120%, 2.48%, 07/20/2026(2)(3)	3,014,535
	3,735,000	3 mo. USD LIBOR + 1.160%, 2.52%, 07/23/2029(2)(3)	3,755,109
	3,760,000	3 mo. USD LIBOR + 1.260%, 2.62%, 07/20/2026(2)(3)	3,802,815
	1,750,000	3 mo. USD LIBOR + 1.900%, 3.26%, 04/20/2026(2)(3)	1,752,847
	2,774,000	Magnetite Ltd. 3 mo. USD LIBOR + 1.000%, 2.37%, 07/25/2026(2)(3)	2,789,332
	2,935,000	Northwoods Capital Ltd. 3 mo. USD LIBOR + 1.300%, 2.56%, 06/20/2029(2)(3)	2,954,421
		Oaktree EIF Ltd.
	2,955,000	3 mo. USD LIBOR + 1.150%, 2.47%, 11/15/2025(2)(3)	2,969,211
	650,000	3 mo. USD LIBOR + 1.550%, 2.87%, 02/15/2026(2)(3)	650,125
		Octagon Investment Partners Ltd.
	1,660,000	3 mo. USD LIBOR + 1.000%, 2.37%, 10/25/2025(2)(3)	1,670,901
	2,995,000	3 mo. USD LIBOR + 1.130%, 2.44%, 08/12/2026(2)(3)	3,032,030
	2,960,000	Octagon Loan Funding Ltd. 3 mo. USD LIBOR + 1.140%, 2.46%, 11/18/2026(2)(3)	2,977,399

The accompanying notes are an integral part of these financial statements.

227

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		Cayman Islands - 2.9% - (continued)
$	1,246,875	OZLM Funding Ltd. 3 mo. USD LIBOR + 0.900%, 2.26%, 07/22/2029(2)(3)	$1,246,809
	3,000,000	Seneca Park CLO Ltd. 3 mo. USD LIBOR + 1.120%, 2.47%, 07/17/2026(2)(3)	3,013,323
		Shackleton CLO Ltd.
	3,000,000	3 mo. USD LIBOR + 1.650%, 2.96%, 05/07/2026(2)(3)	3,014,772
	1,215,000	3 mo. USD LIBOR + 1.950%, 3.31%, 04/15/2027(2)(3)	1,215,617
		Sound Point CLO Ltd.
	3,000,000	3 mo. USD LIBOR + 1.140%, 2.50%, 10/20/2026(2)(3)	3,019,194
	3,000,000	3 mo. USD LIBOR + 1.550%, 2.91%, 07/15/2025(2)(3)	3,021,789
	2,850,000	3 mo. USD LIBOR + 1.660%, 3.02%, 10/20/2028(2)(3)	2,860,405
	2,620,000	Vibrant CLO Ltd. 3 mo. USD LIBOR + 1.480%, 2.84%, 04/20/2026(2)(3)	2,622,214
	2,867,000	Voya CLO Ltd. 3 mo. USD LIBOR + 1.250%, 2.60%, 04/17/2030(2)(3)	2,877,548
	3,975,000	Zais CLO Ltd. 3 mo. USD LIBOR + 1.530%, 2.89%, 10/15/2028(2)(3)	3,987,688

			117,783,706

		United Kingdom - 0.0%
GBP	425,000	Canary Wharf Finance plc 5.95%, 10/22/2037(4)	794,941

		United States - 5.6%
$	975,000	Ally Auto Receivables Trust 2.01%, 08/17/2020	976,223
		Alternative Loan Trust
	680,711	1 mo. USD LIBOR + 0.270%, 1.51%, 01/25/2036(3)	645,257
	357,092	1 mo. USD LIBOR + 0.320%, 1.56%, 11/25/2035(3)	306,376
	404,491	1 mo. USD LIBOR + 0.500%, 1.74%, 12/25/2035(3)	292,047
	2,043,690	12 mo. MTA + 1.350%, 2.29%, 08/25/2035(3)	1,805,146
	723,111	5.75%, 05/25/2036	576,880
	343,247	6.00%, 05/25/2036	285,252
	2,028,678	American Credit Acceptance Receivables Trust 1.84%, 07/13/2020(2)	2,028,713
	1,825,000	American Express Credit Account Master Trust 1.77%, 11/15/2022	1,817,730
	1,500,000	AmeriCredit Automobile Receivables 2.30%, 03/08/2021	1,505,004
	1,966,571	Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 1 mo. USD LIBOR + 6.000%, 5.28%, 01/25/2034(3)	1,875,714

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
		Angel Oak Mortgage Trust LLC
$	1,241,223	2.48%, 07/25/2047(2)(3)(5)	$1,236,049
	313,672	2.81%, 01/25/2047(2)(3)(5)	313,039
	2,586,727	3.50%, 07/25/2046(2)(6)	2,597,776
	262,626	Banc of America Funding Trust 5.77%, 05/25/2037(3)(5)	263,251
	1,260,000	Barclays Dryrock Issuance Trust 1 mo. LIBOR + 0.330%, 1.57%, 03/15/2023(3)	1,263,758
	1,117,932	Bayview Opportunity Master Fund Trust 1 mo. USD LIBOR + 1.750%, 2.99%, 10/27/2027(2)(3)	1,117,931
	2,735,000	BBCMS Mortgage Trust 3.67%, 02/15/2050	2,860,056
	1,151,478	Bear Stearns Adjustable Rate Mortgage Trust 1 year CMT + 2.150%, 2.82%, 08/25/2035(3)	1,146,729
	913,736	3.48%, 10/25/2035(3)(5)	912,120
	851,113	3.60%, 06/25/2047(3)(5)	827,837
	770,765	3.63%, 07/25/2036(3)(5)	765,411
	459,894	Bear Stearns Alt-A Trust 1 mo. USD LIBOR + 0.320%, 1.56%, 08/25/2036(3)	444,177
	1,550,085	1 mo. USD LIBOR + 0.500%, 1.74%, 01/25/2036(3)	1,573,742
	460,405	3.64%, 09/25/2035(3)(5)	464,880
	482,678	Bear Stearns Mortgage Funding Trust 1 mo. USD LIBOR + 0.200%, 1.44%, 02/25/2037(3)	481,582
	1,805,000	Cabela's Credit Card Master Note Trust 1 mo. LIBOR + 0.650%, 1.89%, 08/16/2021(2)(3)	1,812,274
	1,790,000	2.25%, 07/17/2023	1,793,655
		CarMax Auto Owner Trust
	2,410,000	1.88%, 11/15/2019	2,410,785
	1,120,000	1.93%, 11/15/2019	1,120,981
	1,745,000	2.08%, 01/15/2020	1,749,342
	2,885,000	2.25%, 09/15/2022	2,890,596
	2,071,695	Chase Mortgage Finance Trust 3.29%, 12/25/2035(3)(5)	2,017,332
	172,621	ChaseFlex Trust 5.50%, 06/25/2035	155,484
	1,250,000	Chesapeake Funding LLC 1.99%, 05/15/2029(2)	1,250,349
	1,009,487	CHL Mortgage Pass-Through Trust 1 mo. USD LIBOR + 0.680%, 1.92%, 03/25/2035(3)	931,776
	1,054,721	3.20%, 11/20/2035(3)(5)	957,271
	391,945	3.27%, 03/20/2036(3)(5)	359,001
	613,698	3.50%, 09/25/2047(3)(5)	573,279
	2,505,000	Citibank Credit Card Issuance Trust 1 mo. LIBOR + 0.620%, 1.86%, 04/22/2026(3)	2,533,007
	365,000	Citigroup Commercial Mortgage Trust 3.62%, 07/10/2047	382,869
	757,190	COLT Mortgage Loan Trust 2.75%, 09/25/2046(2)(3)(5)	767,612
		Commercial Mortgage Pass-Through Certificates
	33,970,040	0.81%, 02/10/2047(3)(5)(7)	943,610
	1,795,000	4.75%, 10/15/2045(2)(3)(5)	1,158,349

The accompanying notes are an integral part of these financial statements.

228

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	2,605,000	Commercial Mortgage Trust 2.85%, 10/15/2045	$2,638,876
	1,590,000	3.10%, 03/10/2046	1,629,379
	465,000	3.61%, 06/10/2046(3)(5)	488,878
	3,810,000	3.69%, 08/10/2047	3,989,164
	2,230,000	3.80%, 08/10/2047	2,350,678
	1,885,000	4.58%, 10/15/2045(2)(3)(5)	863,047
		Connecticut Avenue Securities
	1,150,000	1 mo. USD LIBOR + 2.600%, 3.84%, 05/25/2024(3)	1,206,074
	1,134,364	1 mo. USD LIBOR + 2.900%, 4.14%, 07/25/2024(3)	1,191,215
	1,134,000	1 mo. USD LIBOR + 3.000%, 4.24%, 07/25/2024(3)	1,198,044
	1,272,920	1 mo. USD LIBOR + 4.300%, 5.54%, 02/25/2025(3)	1,368,761
	1,050,000	1 mo. USD LIBOR + 4.400%, 5.64%, 01/25/2024(3)	1,182,727
	1,209,333	1 mo. USD LIBOR + 4.550%, 5.79%, 02/25/2025(3)	1,291,764
	1,025,000	1 mo. USD LIBOR + 5.250%, 6.49%, 10/25/2023(3)	1,182,079
		Countrywide Alternative Loan Trust
	586,450	1 mo. USD LIBOR + 0.140%, 1.38%, 04/25/2047(3)	516,202
	675,263	1 mo. USD LIBOR + 0.800%, 2.04%, 12/25/2035(3)	586,631
	7,266	Credit Suisse Commercial Mortgage Trust 6.31%, 02/15/2041(3)(5)	7,258
	33,060	Credit Suisse First Boston Mortgage Securities Corp. 4.88%, 04/15/2037	32,644
		CSAIL Commercial Mortgage Trust
	53,265,358	0.86%, 06/15/2057(3)(5)(7)	2,454,201
	14,857,476	0.94%, 04/15/2050(3)(5)(7)	737,094
	2,685,022	3.45%, 08/15/2048	2,773,344
	1,178,533	CSMC Trust 3.25%, 04/25/2047(2)(3)(5)	1,180,942
	2,010,087	3.50%, 08/25/2043(2)(3)(5)	2,050,053
	890,682	DBUBS Mortgage Trust 0.74%, 11/10/2046(2)(3)(5)(7)	15,251
	586,712	Deephaven Residential Mortgage Trust 3.49%, 12/26/2046(2)(3)(5)	588,510
	1,805,000	Discover Card Execution Note Trust 1.45%, 03/15/2021	1,802,095
	2,500,000	Drive Auto Receivables Trust 2.37%, 11/16/2020(2)	2,507,589
		Enterprise Fleet Financing LLC
	1,500,000	2.09%, 02/22/2021(2)	1,502,603
	535,000	2.13%, 07/20/2022(2)	536,263
		Fannie Mae Connecticut Avenue Securities
	245,000	1 mo. USD LIBOR + 3.550%, 4.79%, 07/25/2029(3)	260,702
	1,010,828	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(3)	1,147,980
	469,404	1 mo. USD LIBOR + 5.000%, 6.24%, 07/25/2025(3)	513,158
	217,131	First Investors Auto Owner Trust 1.53%, 11/16/2020(2)	216,735

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	683,288	Five Guys Holdings, Inc. 4.60%, 07/25/2047(2)	$698,394
	919,370	Flagship Credit Auto Trust 1.85%, 07/15/2021(2)	918,248
	2,750,000	Ford Credit Auto Owner Trust 2.26%, 11/15/2025(2)	2,766,643
	1,395,000	Ford Credit Floorplan Master Owner Trust 1.75%, 07/15/2021	1,384,070
	2,420,251	Foursight Capital Automobile Receivables Trust 2.37%, 04/15/2022(2)	2,414,000
		FREMF Mortgage Trust
	1,195,000	3.39%, 07/25/2022(2)(3)(5)	1,186,856
	1,190,000	3.72%, 10/25/2048(2)(3)(5)	1,204,881
		GLS Auto Receivables Trust
	1,230,000	2.67%, 04/15/2021(2)	1,230,651
	1,070,342	2.73%, 10/15/2020(2)	1,069,909
	465,000	GM Financial Consumer Automobile 2.30%, 06/16/2023(2)	463,387
	1,260,000	GreatAmerica Leasing Receivables Funding LLC 1.86%, 08/15/2020(2)	1,259,877
	800,000	2.06%, 06/22/2020(2)	800,101
		GS Mortgage Securities Trust
	615,000	3.67%, 04/10/2047(2)	226,338
	3,295,242	4.07%, 01/10/2047	3,529,571
	2,570,000	4.86%, 04/10/2047(2)(3)(5)	1,827,789
	1,399,339	GSAA Home Equity Trust 1 mo. USD LIBOR + 0.080%, 1.32%, 02/25/2037(3)	812,881
	1,877,038	1 mo. USD LIBOR + 0.120%, 1.36%, 05/25/2047(3)	1,515,989
	1,088,453	1 mo. USD LIBOR + 0.180%, 1.42%, 11/25/2036(3)	569,620
	1,677,413	1 mo. USD LIBOR + 0.240%, 1.48%, 11/25/2036(3)	1,047,595
	505,521	5.99%, 06/25/2036(3)(5)	265,417
	196,389	GSR Mortgage Loan Trust 3.61%, 05/25/2037(3)(5)	172,711
		HarborView Mortgage Loan Trust
	2,305,292	1 mo. USD LIBOR + 0.240%, 1.48%, 12/19/2036(3)	2,020,356
	399,132	1 mo. USD LIBOR + 1.000%, 2.24%, 10/25/2037(3)	394,171
	812,568	Honor Automobile Trust Securitization 2.94%, 11/15/2019(2)	815,035
	1,065,000	Huntington Auto Trust 1.95%, 06/15/2021	1,066,076
		JP Morgan Chase Commercial Mortgage Securities Trust
	3,059,000	2.73%, 10/15/2045(2)(3)(5)	1,331,613
	3,328,952	1 mo. LIBOR + 1.500%, 2.74%, 02/12/2051(3)	3,273,914
		JP Morgan Mortgage Trust
	950,572	3.00%, 09/25/2044(2)(3)(5)	957,995
	1,398,887	3.43%, 08/25/2036(3)(5)	1,378,414
	692,472	3.43%, 11/25/2035(3)(5)	670,009
	174,818	6.00%, 01/25/2037	147,481
	68,503,738	JPMBB Commercial Mortgage Securities Trust 0.83%, 09/15/2047(3)(5)(7)	2,155,511

The accompanying notes are an integral part of these financial statements.

229

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	1,135,000	Lendmark Funding Trust 2.83%, 12/22/2025(2)	$1,136,006
	2,060,000	3.26%, 04/21/2025(2)	2,065,406
	1,597,294	Long Beach Mortgage Loan Trust 1 mo. USD LIBOR + 0.620%, 1.86%, 08/25/2033(3)	1,562,017
	940,507	LSTAR Securities Investment Trust 1 mo. USD LIBOR + 2.000%, 3.24%, 02/01/2022(2)(3)	937,815
	655,029	1 mo. USD LIBOR + 2.000%, 3.24%, 04/01/2022(2)(3)	655,062
	632,747	Luminent Mortgage Trust 1 mo. USD LIBOR + 0.260%, 1.50%, 11/25/2035(3)	593,423
	685,000	Marlette Funding Trust 2.36%, 12/15/2024(2)	684,544
	734,010	Mill City Mortgage Loan Trust 2.50%, 04/25/2057(2)(3)(5)	732,514
	1,380,000	MMAF Equipment Finance LLC 2.41%, 08/16/2024(2)	1,376,624
		Morgan Stanley Bank of America Merrill Lynch Trust
	13,145,800	1.11%, 10/15/2048(3)(5)(7)	848,656
	2,860,000	3.73%, 05/15/2048	3,010,178
		Morgan Stanley Capital Trust
	1,555,000	5.16%, 07/15/2049(2)(3)(5)	1,352,449
	100,000	5.41%, 09/15/2047(2)(3)(5)	108,699
	195,635	6.31%, 01/11/2043(3)(5)	196,219
	479,015	Morgan Stanley Mortgage Loan Trust 3.11%, 06/25/2037(3)(5)	344,260
		Nationstar HECM Loan Trust
	492,107	1.97%, 05/25/2027(2)	491,699
	716,209	2.01%, 08/25/2026(2)	716,209
	181,169	2.24%, 06/25/2026(2)(3)(5)	181,736
		New Residential Mortgage Loan Trust
	588,119	3.25%, 09/25/2056(2)(3)(5)	596,503
	1,996,419	3.75%, 11/26/2035(2)(3)(5)	2,055,577
	1,123,297	3.75%, 05/28/2052(2)(3)(5)	1,156,669
	2,107,059	4.00%, 02/25/2057(2)(3)(5)	2,182,575
	2,465,095	4.00%, 03/25/2057(2)(3)(5)	2,554,033
	1,936,720	4.00%, 04/25/2057(2)(3)(5)	2,003,603
	2,358,012	4.00%, 05/25/2057(2)(3)(5)	2,444,210
	4,690,000	NRZ Advance Receivables Trust 2.58%, 10/15/2049(2)	4,660,016
	845,000	OneMain Financial Issuance Trust 3.66%, 02/20/2029(2)	862,871
	775,000	Prosper Marketplace Issuance Trust 2.36%, 11/15/2023(2)	774,304
	1,562,178	Residential Accredit Loans, Inc. 2.31%, 11/25/2037(3)(5)	1,355,975
	122,615	Residential Funding Mortgage Securities, Inc. 5.75%, 01/25/2036	102,729
	141,983	6.00%, 04/25/2037	133,019
	180,830	6.00%, 07/25/2037	170,887
	3,005,000	Santander Drive Auto Receivables Trust 2.47%, 12/15/2020	3,015,649
	1,935,000	SFAVE Commercial Mortgage Securities Trust 3.87%, 01/05/2043(2)(3)(5)	1,942,361

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	83,592	Skopos Auto Receivables Trust 3.55%, 02/15/2020(2)	$83,593
		SoFi Consumer Loan Program LLC
	735,660	2.50%, 05/26/2026(2)	734,670
	522,793	2.77%, 05/25/2026(2)	524,182
	851,319	3.05%, 12/26/2025(2)	858,424
	662,176	3.28%, 01/26/2026(2)	670,236
		SoFi Professional Loan Program
	2,618,797	1 mo. USD LIBOR + 0.600%, 1.84%, 07/25/2040(2)(3)	2,626,089
	1,072,007	2.72%, 10/27/2036(2)	1,077,992
		Springleaf Funding Trust
	3,510,000	3.16%, 11/15/2024(2)	3,529,899
	3,215,000	3.48%, 05/15/2028(2)	3,259,317
	753,000	SPS Servicer Advance Receivables Trust 3.59%, 11/15/2049(2)	753,276
	1,460,111	Structured Adjustable Rate Mortgage Loan Trust 3.56%, 06/25/2035(3)(5)	1,285,910
	524,722	Structured Asset Mortgage Investments Trust 1 mo. USD LIBOR + 0.230%, 1.47%, 02/25/2036(3)	474,210
	1,092,133	Structured Asset Securities Corp. 5.75%, 06/25/2035	1,032,227
	690,667	TAL Advantage V LLC 2.83%, 02/22/2038(2)	684,298
		Towd Point Mortgage Trust
	1,345,203	2.25%, 04/25/2056(2)(3)(5)	1,336,712
	1,089,722	2.25%, 07/25/2056(2)(3)(5)	1,081,478
	2,610,901	2.75%, 04/25/2055(2)(3)(5)	2,621,086
	818,197	2.75%, 05/25/2055(2)(3)(5)	821,316
	847,240	2.75%, 08/25/2055(2)(3)(5)	849,810
	1,836,780	2.75%, 10/25/2056(2)(3)(5)	1,843,197
	467,745	2.75%, 04/25/2057(2)(3)(5)	470,164
	1,261,526	3.00%, 03/25/2054(2)(3)(5)	1,272,316
		United Auto Credit Securitization Trust
	48,564	1.67%, 09/10/2018(2)	48,561
	1,135,000	2.40%, 11/12/2019(2)	1,132,890
	1,817,840	WaMu Mortgage Pass-Through Certificates Trust 1 mo. USD LIBOR + 0.420%, 1.66%, 07/25/2044(3)	1,808,705
	737,267	Wells Fargo Mortgage Backed Securities Trust 3.66%, 12/28/2037(3)(5)	713,838
		Westlake Automobile Receivables Trust
	101,163	1.57%, 06/17/2019(2)	101,154
	2,310,998	2.45%, 01/15/2021(2)	2,313,687
	4,070,000	2.46%, 01/18/2022(2)	4,056,151
	1,685,000	3.28%, 12/15/2022(2)	1,678,205
	1,765,000	3.29%, 09/15/2021(2)	1,776,463
	1,830,000	4.40%, 05/17/2021(2)	1,850,910
		WF-RBS Commercial Mortgage Trust
	14,958,293	2.05%, 03/15/2047(3)(5)(7)	782,127
	915,000	3.07%, 03/15/2045	936,314
	875,000	3.72%, 05/15/2047	921,524
	2,430,000	4.00%, 05/15/2047	2,596,035
	395,160	4.10%, 03/15/2047	423,930
	515,000	5.00%, 06/15/2044(2)(3)(5)	370,916

The accompanying notes are an integral part of these financial statements.

230

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 8.7% - (continued)
		United States - 5.6% - (continued)
$	453,366	Wheels SPV LLC 1.59%, 05/20/2025(2)	$452,961

			224,634,966

		Total Asset & Commercial Mortgage Backed Securities (cost $350,025,198)	$351,195,071

CORPORATE BONDS - 16.3%
		Bermuda - 0.0%
		Weatherford International Ltd.
	285,000	5.95%, 04/15/2042	$225,150
	765,000	6.50%, 08/01/2036	636,863
	280,000	7.00%, 03/15/2038	243,600

			1,105,613

		Canada - 0.6%
	2,600,000	1011778 BC ULC / New Red Finance, Inc. 5.00%, 10/15/2025(2)	2,648,750
		First Quantum Minerals Ltd.
	1,840,000	7.00%, 02/15/2021(2)	1,909,000
	520,000	7.25%, 04/01/2023(2)	549,900
	1,130,000	7.50%, 04/01/2025(2)	1,196,388
	2,235,000	goeasy Ltd. 7.88%, 11/01/2022(2)	2,299,256
	3,045,000	GW Honos Security Corp. 8.75%, 05/15/2025(2)	3,242,925
		MEG Energy Corp.
	1,130,000	6.38%, 01/30/2023(2)	1,033,950
	1,160,000	6.50%, 01/15/2025(2)	1,154,200
	1,170,000	New Gold, Inc. 6.38%, 05/15/2025(2)	1,243,125
	1,535,000	Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022(2)	1,584,887
	1,380,000	Tervita Escrow Corp. 7.63%, 12/01/2021(2)	1,397,250
		Valeant Pharmaceuticals International, Inc.
	3,390,000	5.88%, 05/15/2023(2)	2,864,550
	3,570,000	6.13%, 04/15/2025(2)	2,998,800
	250,000	7.00%, 03/15/2024(2)	270,625

			24,393,606

		Cayman Islands - 0.3%
		Noble Holding International Ltd.
	715,000	6.20%, 08/01/2040	482,625
	1,385,000	7.75%, 01/15/2024	1,239,575
	7,425,000	Park Aerospace Holdings Ltd. 3.63%, 03/15/2021(2)	7,406,437
	3,255,000	Weibo Corp. 1.25%, 11/15/2022(2)	3,393,338

			12,521,975

		Denmark - 0.3%
	10,650,000	Danske Bank A/S 3 mo. USD LIBOR + 0.580%, 1.90%, 09/06/2019(2)(3)	10,720,357

		France - 0.4%
	1,925,000	AXA S.A. 6.46%, 12/14/2018(3)(4)(5)(8)	1,971,931

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		France - 0.4% - (continued)
$	2,555,000	BNP Paribas S.A. 5 year USD Swap + 6.314%, 7.63%, 03/30/2021(2)(3)(8)	$2,864,794
	2,050,000	Credit Agricole S.A. 5 year USD Swap + 6.185%, 8.13%, 12/23/2025(2)(3)(8)	2,467,532
		Societe Generale S.A.
	1,975,000	5 year USD Swap + 6.238%, 7.38%, 09/13/2021(3)(4)(8)	2,177,437
	7,200,000	5 year USD Swap + 6.394%, 8.25%, 11/29/2018(3)(4)(8)	7,623,000

			17,104,694

		Germany - 0.4%
	15,250,000	Deutsche Bank AG 3 mo. USD LIBOR + 0.970%, 2.33%, 07/13/2020(3)	15,310,404

		Ireland - 0.1%
		Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc.
EUR	2,450,000	6.75%, 05/15/2024(4)	3,192,483
$	1,636,000	7.25%, 05/15/2024(2)	1,797,555

			4,990,038

		Italy - 0.0%
		Intesa Sanpaolo S.p.A.
	430,000	5 year USD Swap + 5.462%, 7.70%, 09/17/2025(2)(3)(8)	469,775
EUR	550,000	5 year EUR Swap + 7.192%, 7.75%, 01/11/2027(3)(4)(8)	777,943
$	435,000	UniCredit S.p.A. 5 year USD Swap + 5.180%, 8.00%, 06/03/2024(3)(4)(8)	481,535

			1,729,253

		Japan - 0.1%
JPY	400,000,000	Toshiba Corp. 1.68%, 12/15/2020	3,318,700

		Luxembourg - 0.3%
		Altice Financing S.A.
EUR	1,185,000	6.50%, 01/15/2022(4)	1,434,870
$	1,845,000	7.50%, 05/15/2026(2)	2,022,581
EUR	2,790,000	ARD Finance S.A. 6.63%, 09/15/2023(9)	3,492,408
$	1,975,000	Camelot Finance S.A. 7.88%, 10/15/2024(2)	2,123,125
EUR	1,005,000	Cirsa Funding Luxembourg S.A. 5.75%, 05/15/2021(2)	1,234,604
	1,666,000	Codere Finance 2 Luxembourg S.A. 6.75%, 11/01/2021(2)	2,028,046

			12,335,634

		Netherlands - 0.4%
		Constellium N.V.
	850,000	7.00%, 01/15/2023(4)	1,052,500
$	1,445,000	7.88%, 04/01/2021(2)	1,535,746
	1,350,000	8.00%, 01/15/2023(2)	1,446,188
EUR	2,090,000	Diamond (BC) B.V. 5.63%, 08/15/2025(2)	2,515,284
$	905,000	NXP B.V. / NXP Funding LLC 3.75%, 06/01/2018(2)	910,656

The accompanying notes are an integral part of these financial statements.

231

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		Netherlands - 0.4% - (continued)
EUR	6,200,000	Volkswagen International Finance N.V. 3.88%, 06/14/2027(3)(4)(8)	$7,556,087

			15,016,461

		Spain - 1.1%
		Banco Bilbao Vizcaya Argentaria S.A.
	7,200,000	5 year EUR Swap + 6.155%, 7.00%, 02/19/2019(3)(4)(8)	8,858,680
	1,200,000	5 year EUR Swap + 9.177%, 8.88%, 04/14/2021(3)(4)(8)	1,677,383
	11,600,000	Banco de Sabadell S.A. 5 year EUR Swap + 6.414%, 6.50%, 05/18/2022(3)(4)(8)	14,163,275
	1,900,000	Banco Santander S.A. 5 year EUR Swap + 5.410%, 6.25%, 03/12/2019(3)(4)(8)	2,318,342
	7,800,000	CaixaBank S.A. 3.50%, 02/15/2027(3)(4)(5)	9,643,369
	5,700,000	Criteria Caixa SAU 1.50%, 05/10/2023(4)	6,749,907

			43,410,956

		Sweden - 0.4%
		Intrum Justitia AB
	4,995,000	2.75%, 07/15/2022(2)	5,961,050
	3,580,000	3.13%, 07/15/2024(2)	4,278,919
$	7,820,000	Svenska Handelsbanken AB 3 mo. USD LIBOR + 0.490%, 1.81%, 09/06/2019(3)	7,860,680

			18,100,649

		Switzerland - 0.1%
	1,995,000	Credit Suisse Group AG 5 year USD Swap + 3.455%, 6.25%, 12/18/2024(3)(4)(8)	2,182,031
	875,000	UBS Group AG 5 year USD ICE Swap + 5.497%, 6.88%, 03/22/2021(3)(4)(8)	953,750

			3,135,781

		United Kingdom - 1.0%
	285,000	Anglo American Capital plc 9.38%, 04/08/2019(2)	313,583
	4,525,000	Aviva plc 8.25%, 11/03/2017(4)(8)	4,513,687
GBP	550,000	Barclays Bank plc 3 mo. GBP LIBOR + 13.400%, 14.00%, 06/15/2019(3)(4)(8)	859,006
$	1,825,000	Barclays plc 5 year USD Swap + 6.772%, 7.88%, 03/15/2022(3)(4)(8)	2,035,101
		BP Capital Markets plc
	4,225,000	1.38%, 11/06/2017	4,224,921
	6,475,000	3 mo. USD LIBOR + 0.630%, 1.96%, 09/26/2018(3)	6,509,687
	2,620,000	HSBC Bank plc 6 mo. USD LIBOR + 0.250%, 1.81%, 03/29/2018(3)(8)	2,253,200
	6,190,000	Imperial Brands Finance plc 2.05%, 02/11/2018(4)	6,192,414
		National Westminster Bank plc
	1,270,000	1.75%, 01/11/2018(3)(8)	1,106,488

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United Kingdom - 1.0% - (continued)
EUR	725,000	3 mo. EUR LIBOR + 2.150%, 1.82%, 01/05/2018(3)(8)	$818,893
		Royal Bank of Scotland Group plc
$	1,000,000	3 mo. USD LIBOR + 2.320%, 3.66%, 09/30/2027(3)(8)	970,100
	925,000	5 year USD Swap + 7.598%, 8.63%, 08/15/2021(3)(8)	1,047,470
	6,775,000	Tesco plc 5.50%, 11/15/2017(2)	6,781,037
		Tullow Oil plc
	545,000	6.00%, 11/01/2020(2)	547,044
	520,000	6.25%, 04/15/2022(2)	518,700

			38,691,331

		United States - 10.8%
	4,096,000	AK Steel Corp. 7.63%, 10/01/2021	4,249,600
		Alere, Inc.
	1,970,000	6.50%, 06/15/2020	2,002,012
	1,050,000	7.25%, 07/01/2018	1,050,525
	6,125,000	Ally Financial, Inc. 3.25%, 02/13/2018	6,142,793
		American Builders & Contractors Supply Co., Inc.
	88,000	5.63%, 04/15/2021(2)	90,310
	680,000	5.75%, 12/15/2023(2)	722,500
	9,225,000	American Electric Power Co., Inc. 1.65%, 12/15/2017	9,225,901
	4,235,000	American Greetings Corp. 7.88%, 02/15/2025(2)	4,601,751
		APX Group, Inc.
	1,405,000	7.63%, 09/01/2023	1,478,762
	1,765,000	7.88%, 12/01/2022	1,903,994
	2,180,000	AV Homes, Inc. 6.63%, 05/15/2022	2,263,821
		Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
	1,625,000	5.25%, 03/15/2025(2)	1,588,437
	465,000	5.50%, 04/01/2023	470,813
		Bank of America Corp.
	8,500,000	2.00%, 01/11/2018	8,506,545
	4,700,000	6.88%, 04/25/2018	4,814,236
	1,085,000	Beacon Escrow Corp. 4.88%, 11/01/2025(2)	1,098,237
	3,321,000	Beacon Roofing Supply, Inc. 6.38%, 10/01/2023	3,570,075
	1,650,000	Beazer Homes USA, Inc. 5.88%, 10/15/2027(2)	1,647,937
	2,380,000	BlueLine Rental Finance Corp. / BlueLine Rental LLC 9.25%, 03/15/2024(2)	2,582,300
	4,275,000	BMW US Capital LLC 1.50%, 04/11/2019(2)	4,257,121
		Boyd Gaming Corp.
	930,000	6.38%, 04/01/2026	1,020,675
	6,820,000	6.88%, 05/15/2023	7,322,975
	2,350,000	Brand Industrial Services, Inc. 8.50%, 07/15/2025(2)	2,485,125
	3,355,000	California Resources Corp. 8.00%, 12/15/2022(2)	2,214,300
	460,000	Catalent Pharma Solutions, Inc. 4.88%, 01/15/2026(2)	466,900

The accompanying notes are an integral part of these financial statements.

232

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	1,485,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	$1,535,119
	4,090,000	Celgene Corp. 2.25%, 05/15/2019	4,105,422
	2,713,000	Cequel Communications Holdings I LLC / Cequel Capital Corp. 6.38%, 09/15/2020(2)	2,767,586
		Chemours Co.
	3,430,000	6.63%, 05/15/2023	3,635,800
	2,130,000	7.00%, 05/15/2025	2,374,950
	13,650,000	Citigroup, Inc. 1.70%, 04/27/2018	13,643,980
	2,345,000	Cloud Crane LLC 10.13%, 08/01/2024(2)	2,649,850
	1,790,000	Cloud Peak Energy Resources LLC / Cloud Peak Energy Finance Corp. 12.00%, 11/01/2021	1,929,799
	3,760,000	CNH Industrial Capital LLC 4.38%, 11/06/2020	3,942,172
	1,700,000	Conduent Finance, Inc. / Conduent Business Services LLC 10.50%, 12/15/2024(2)	2,001,750
		Continental Resources, Inc.
	1,585,000	3.80%, 06/01/2024	1,539,431
	200,000	4.50%, 04/15/2023	202,500
	2,070,000	4.90%, 06/01/2044	1,927,687
	480,000	5.00%, 09/15/2022	485,400
		CSC Holdings LLC
	1,455,000	7.88%, 02/15/2018	1,477,000
	1,830,000	10.13%, 01/15/2023(2)	2,095,350
	1,424,000	10.88%, 10/15/2025(2)	1,744,400
	2,140,000	Denbury Resources, Inc. 9.00%, 05/15/2021(2)	2,091,850
	8,615,000	DISH DBS Corp. 4.25%, 04/01/2018	8,681,335
	2,160,000	Dominion Resources, Inc. 1.90%, 06/15/2018	2,164,052
	1,480,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	1,561,400
		Endo Finance LLC
	1,935,000	6.00%, 07/15/2023(2)	1,567,350
	3,675,000	6.00%, 02/01/2025(2)	2,921,625
	2,570,000	Energy Transfer Equity L.P. 4.25%, 03/15/2023	2,615,001
	575,000	Envision Healthcare Corp. 5.63%, 07/15/2022	585,063
	1,960,000	FBM Finance, Inc. 8.25%, 08/15/2021(2)	2,084,950
	3,460,000	FelCor Lodging L.P. 6.00%, 06/01/2025	3,728,150
		Ferrellgas L.P. / Ferrellgas Finance Corp.
	1,336,000	6.50%, 05/01/2021	1,269,200
	865,000	6.75%, 01/15/2022	819,588
	1,340,000	First Data Corp. 7.00%, 12/01/2023(2)	1,433,827
	2,170,000	Flex Acquisition Co., Inc. 6.88%, 01/15/2025(2)	2,243,237
	2,030,000	Foresight Energy LLC / Foresight Energy Finance Corp. 11.50%, 04/01/2023(2)	1,806,700

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	435,000	Fresenius Medical Care U.S. Finance II, Inc. 5.63%, 07/31/2019(2)	$459,675
	1,000,000	General Cable Corp. 5.75%, 10/01/2022	1,025,000
		General Motors Financial Co., Inc.
	8,500,000	2.40%, 04/10/2018	8,519,158
	7,100,000	3 mo. USD LIBOR + 1.450%, 2.76%, 05/09/2019(3)	7,202,607
		Genworth Holdings, Inc.
	210,000	4.80%, 02/15/2024	178,647
	1,425,000	4.90%, 08/15/2023	1,207,260
	450,000	7.63%, 09/24/2021	434,250
	4,310,000	GLP Capital L.P. / GLP Financing II, Inc. 4.38%, 11/01/2018	4,348,790
		Goldman Sachs Group, Inc.
	1,165,000	2.00%, 04/25/2019	1,164,302
	7,050,000	5.95%, 01/18/2018	7,114,507
		Gray Television, Inc.
	1,785,000	5.13%, 10/15/2024(2)	1,780,002
	220,000	5.88%, 07/15/2026(2)	225,500
	1,800,000	HCA Healthcare, Inc. 6.25%, 02/15/2021	1,937,250
	2,530,000	HCA, Inc. 7.50%, 11/15/2095	2,589,961
		Herc Rentals, Inc.
	728,000	7.50%, 06/01/2022(2)	787,914
	671,000	7.75%, 06/01/2024(2)	736,423
		Hertz Corp.
	1,550,000	5.50%, 10/15/2024(2)	1,395,000
	1,650,000	6.25%, 10/15/2022	1,579,875
	946,000	7.38%, 01/15/2021(2)	948,365
	1,420,000	7.63%, 06/01/2022(2)	1,480,634
	95,000	Hexion, Inc. 13.75%, 02/01/2022(2)	76,238
	767,000	II-VI, Inc. 0.25%, 09/01/2022(2)	893,555
	585,000	Infor Software Parent LLC (cash) 7.13%, 05/01/2021(2)(9)	601,088
	1,730,000	Infor U.S., Inc. 6.50%, 05/15/2022	1,803,525
	1,450,000	International Lease Finance Corp. 3.88%, 04/15/2018	1,463,324
	1,233,000	inVentiv Group Holdings Inc/inVentiv Health Inc/inVentiv Health Clinical, Inc. 7.50%, 10/01/2024(2)	1,359,382
	4,135,000	iStar, Inc. 4.63%, 09/15/2020	4,222,869
	1,490,000	Jack Ohio Finance LLC / Jack Ohio Finance Corp. 6.75%, 11/15/2021(2)	1,590,575
	2,835,000	Jacobs Entertainment, Inc. 7.88%, 02/01/2024(2)	3,061,800
	10,400,000	JPMorgan Chase Bank NA 3 mo. USD LIBOR + 0.450%, 1.78%, 09/21/2018(3)	10,421,918
	1,500,000	Kaiser Aluminum Corp. 5.88%, 05/15/2024	1,614,375
	2,550,000	Kinder Morgan, Inc. 2.00%, 12/01/2017	2,550,331

The accompanying notes are an integral part of these financial statements.

233

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
		Laredo Petroleum, Inc.
$	1,065,000	5.63%, 01/15/2022	$1,084,969
	2,095,000	6.25%, 03/15/2023	2,173,562
	430,000	7.38%, 05/01/2022	447,738
	1,255,000	Lithia Motors, Inc. 5.25%, 08/01/2025(2)	1,316,181
	1,690,000	Manitowoc Co., Inc. 12.75%, 08/15/2021(2)	1,943,500
	3,075,000	MDC Holdings, Inc. 5.50%, 01/15/2024	3,309,469
	1,025,000	MGIC Investment Corp. 5.75%, 08/15/2023	1,127,500
	3,750,000	Molson Coors Brewing Co. 1.45%, 07/15/2019	3,719,789
EUR	7,225,000	Morgan Stanley 1.88%, 04/27/2027	8,719,806
$	1,720,000	Multi-Color Corp. 4.88%, 11/01/2025(2)	1,737,200
	2,900,000	National Rural Utilities Cooperative Finance Corp. 10.38%, 11/01/2018	3,143,885
		Nationstar Mortgage LLC / Nationstar Capital Corp.
	1,045,000	6.50%, 08/01/2018	1,047,612
	750,000	6.50%, 07/01/2021	761,250
	456,000	7.88%, 10/01/2020	466,260
		Navient Corp.
	1,002,000	5.50%, 01/25/2023	1,014,525
	165,000	5.63%, 08/01/2033	142,313
	386,000	5.88%, 10/25/2024	391,790
	2,350,000	6.13%, 03/25/2024	2,411,687
	1,020,000	6.50%, 06/15/2022	1,082,475
	422,000	7.25%, 09/25/2023	457,079
	2,825,000	Netflix, Inc. 5.88%, 02/15/2025	3,049,870
		NextEra Energy Capital Holdings, Inc.
	2,190,000	1.65%, 09/01/2018	2,186,961
	5,190,000	2.30%, 04/01/2019	5,206,559
		Nissan Motor Acceptance Corp.
	15,300,000	3 mo. USD LIBOR + 0.520%, 1.84%, 09/13/2019(2)(3)	15,365,943
	15,775,000	2.00%, 03/08/2019(2)	15,769,704
	9,430,000	3 mo. USD LIBOR + 0.800%, 2.15%, 04/06/2018(2)(3)	9,451,115
		Novelis Corp.
	615,000	5.88%, 09/30/2026(2)	633,831
	1,700,000	6.25%, 08/15/2024(2)	1,793,500
	320,000	OneMain Financial Holdings LLC 6.75%, 12/15/2019(2)	332,000
	1,430,000	Party City Holdings, Inc. 6.13%, 08/15/2023(2)	1,483,625
	1,535,000	Penn National Gaming, Inc. 5.63%, 01/15/2027(2)	1,588,725
	1,190,000	Penske Automotive Group, Inc. 3.75%, 08/15/2020	1,213,800
	3,880,000	Pitney Bowes, Inc. 3.63%, 09/15/2020	3,883,709
	880,000	Plastipak Holdings, Inc. 6.25%, 10/15/2025(2)	897,424
	3,240,000	Platform Specialty Products Corp. 6.50%, 02/01/2022(2)	3,357,450

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	1,701,000	PRA Holdings, Inc. 9.50%, 10/01/2023(2)	$1,832,827
	2,965,000	QEP Resources, Inc. 5.25%, 05/01/2023	2,927,937
	865,000	Radian Group, Inc. 4.50%, 10/01/2024	886,625
	3,070,000	Revlon Consumer Products Corp. 6.25%, 08/01/2024	2,264,125
	12,040,000	Reynolds American, Inc. 8.13%, 06/23/2019	13,199,494
		Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
	1,660,000	5.13%, 07/15/2023(2)	1,728,226
	645,000	7.00%, 07/15/2024(2)	688,538
	1,915,000	SBA Tower Trust 2.88%, 07/10/2046(2)	1,900,637
		Scientific Games International, Inc.
	235,000	5.00%, 10/15/2025(2)	238,525
	795,000	6.63%, 05/15/2021	821,831
	1,440,000	10.00%, 12/01/2022	1,592,899
	415,000	Signode Industrial Group U.S., Inc. 6.38%, 05/01/2022(2)	431,081
	1,055,000	Sinclair Television Group, Inc. 5.13%, 02/15/2027(2)	1,003,569
		SM Energy Co.
	1,310,000	5.00%, 01/15/2024	1,251,050
	265,000	6.13%, 11/15/2022	266,325
	125,000	6.50%, 11/15/2021	126,250
	5,235,000	Southern Co. 2.45%, 09/01/2018	5,262,628
	10,060,000	Southern Power Co. 1.85%, 12/01/2017	10,062,777
	1,840,000	Sprint Corp. 7.63%, 02/15/2025	2,017,100
	1,920,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(2)	2,001,600
	430,000	Sterigenics-Nordion Topco LLC (cash) 8.13%, 11/01/2021(2)(9)	438,063
	1,410,000	Sugarhouse HSP Gaming Prop Mezz L.P. / Sugarhouse HSP Gaming Finance Corp. 5.88%, 05/15/2025(2)	1,374,750
	925,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020*(1)(10)(11)(12)	0
		Time Warner Cable LLC
	9,695,000	6.75%, 07/01/2018	10,003,749
	4,680,000	8.25%, 04/01/2019	5,067,505
	4,685,000	8.75%, 02/14/2019	5,068,733
	2,030,000	TreeHouse Foods, Inc. 6.00%, 02/15/2024(2)	2,172,100
	825,000	Tribune Media Co. 5.88%, 07/15/2022	855,937
	410,000	TriMas Corp. 4.88%, 10/15/2025(2)	414,613
	1,940,000	United States Steel Corp. 8.38%, 07/01/2021(2)	2,117,025
	2,015,000	USIS Merger Sub, Inc. 6.88%, 05/01/2025(2)	2,090,562

The accompanying notes are an integral part of these financial statements.

234

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 16.3% - (continued)
		United States - 10.8% - (continued)
$	5,025,000	Ventas Realty L.P. / Ventas Capital Corp. 2.00%, 02/15/2018	$5,028,926
	3,050,000	Vine Oil & Gas L.P. / Vine Oil & Gas Finance Corp. 8.75%, 04/15/2023(2)	2,975,885
	2,515,000	Warrior Met Coal, Inc. 8.00%, 11/01/2024(2)	2,576,743
	4,085,000	West Street Merger Sub, Inc. 6.38%, 09/01/2025(2)	4,141,169
	950,000	Workday, Inc. 0.25%, 10/01/2022(2)	960,094
		WPX Energy, Inc.
	2,305,000	6.00%, 01/15/2022	2,400,081
	900,000	8.25%, 08/01/2023	1,013,625
		Zayo Group LLC / Zayo Capital, Inc.
	1,600,000	6.00%, 04/01/2023	1,682,000
	1,280,000	6.38%, 05/15/2025	1,377,741

			439,159,420

		Total Corporate Bonds (cost $646,453,652)	$661,044,872

FOREIGN GOVERNMENT OBLIGATIONS - 54.5%
		Australia - 3.7%
		Australia Government Bond
AUD	38,695,000	2.75%, 11/21/2027(4)	$29,791,038
	17,380,000	3.00%, 03/21/2047(4)	12,204,331
	66,045,000	5.75%, 05/15/2021(4)	56,926,478
	56,835,000	5.75%, 07/15/2022(4)	50,370,664

			149,292,511

		Canada - 14.2%
		Canadian Government Bond
CAD	71,300,000	0.75%, 03/01/2021	53,928,466
	117,290,000	0.75%, 09/01/2021	88,291,614
	56,595,000	1.00%, 09/01/2022	42,596,500
	177,040,000	1.25%, 02/01/2018	137,314,754
	161,655,000	1.25%, 09/01/2018	125,277,926
	160,855,000	1.75%, 09/01/2019	125,530,738

			572,939,998

		Denmark - 14.0%
		Denmark Government Bond
DKK	977,195,000	0.25%, 11/15/2018	154,335,546
	381,495,000	0.25%, 11/15/2020	61,060,460
	682,610,000	4.00%, 11/15/2017	107,032,650
	1,433,475,000	4.00%, 11/15/2019	245,507,319

			567,935,975

		France - 0.6%
EUR	18,720,000	French Republic Government Bond OAT 2.00%, 05/25/2048(2)(4)	23,178,451

		Germany - 0.4%
	11,830,000	Bundesrepublik Deutschland 2.50%, 07/04/2044(4)	18,090,276

		Ireland - 0.4%
	11,805,000	Ireland Government Bond 2.00%, 02/18/2045(4)	14,538,406

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 54.5% - (continued)
		New Zealand - 5.5%
		New Zealand Government Bond
NZD	144,155,000	2.75%, 04/15/2025(4)	$98,743,542
	154,375,000	5.50%, 04/15/2023(4)	121,954,229

			220,697,771

		Norway - 7.2%
		Norway Government Bond
NOK	255,620,000	1.75%, 02/17/2027(2)(4)	31,673,972
	283,385,000	2.00%, 05/24/2023(2)(4)	36,160,106
	1,676,115,000	3.75%, 05/25/2021(2)(4)	225,339,380

			293,173,458

		Singapore - 6.0%
		Singapore Government Bond
SGD	35,140,000	0.50%, 04/01/2018	25,696,979
	140,870,000	1.63%, 10/01/2019	103,738,028
	34,225,000	1.75%, 04/01/2022	25,182,530
	117,910,000	2.25%, 06/01/2021	88,352,486

			242,970,023

		Spain - 2.5%
EUR	88,055,000	Spain Government Bond 1.45%, 10/31/2027(2)(4)	102,486,304

		Total Foreign Government Obligations (cost $2,202,159,485)	$2,205,303,173

MUNICIPAL BONDS - 0.1%
		General Obligation - 0.1%
$	2,515,000	City of Detroit MI 5.00%, 12/10/2026	$2,478,784

		Total Municipal Bonds (cost $2,390,461)	$2,478,784

SENIOR FLOATING RATE INTERESTS - 2.2%(13)
		Canada - 0.1%
	2,401,287	B.C. Unlimited Liability Co. 1 mo. USD LIBOR + 2.250%, 3.53%, 02/16/2024	$2,403,689

		Germany - 0.2%
	8,125,000	Unitymedia Finance LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 09/30/2025	8,118,094

		Luxembourg - 0.1%
	5,625,000	Almonde, Inc. 3 mo. USD LIBOR + 3.500%, 4.82%, 06/13/2024	5,602,275

		United Kingdom - 0.1%
	4,762,020	Camelot UK Holdco Ltd. 1 mo. USD LIBOR + 3.500%, 4.74%, 10/03/2023	4,793,783

		United States - 1.7%
	931,656	American Builders & Contractors Supply Co., Inc. 1 mo. USD LIBOR + 2.500%, 3.74%, 10/31/2023	936,994
	3,034,792	Asurion LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 11/03/2023	3,059,465

The accompanying notes are an integral part of these financial statements.

235

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.2%(13) - (continued)
		United States - 1.7% - (continued)
$	2,827,913	BCP Raptor LLC 1 Week USD LIBOR + 4.250%, 5.52%, 06/24/2024	$2,857,068
	1,217,526	Berlin Packaging LLC 1 mo. USD LIBOR + 3.250%, 4.53%, 10/01/2021	1,225,903
	4,870,525	Clark Equipment Co. 4.08%, 05/18/2024	4,903,401
	128,101	Community Health Systems, Inc. 3 mo. USD LIBOR + 2.750%, 4.07%, 12/31/2019	125,023
	585,000	Core & Main LP 6 mo. USD LIBOR + 3.000%, 4.46%, 08/01/2024	588,656
	1,140,000	Diamond (BC) B.V. 3 mo. USD LIBOR + 3.000%, 4.32%, 09/06/2024	1,144,480
		First Data Corp.
	2,459,975	1 mo. USD LIBOR + 2.250%, 3.49%, 07/08/2022	2,465,830
	2,174,386	1 mo. USD LIBOR + 2.500%, 3.74%, 04/26/2024	2,182,931
	6,345,000	Golden Entertainment, Inc. 0.00%, 08/15/2024(14)	6,347,665
	3,286,463	Harbor Freight Tools USA, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 08/18/2023	3,304,735
	3,494,895	Hostess Brands LLC 1 mo. USD LIBOR + 2.500%, 3.74%, 08/03/2022	3,512,370
	1,940,640	Hyland Software, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 07/01/2022	1,958,435
	3,976,875	INC Research LLC 1 mo. USD LIBOR + 2.250%, 3.49%, 08/01/2024	3,997,396
	2,775,329	Lands' End, Inc. 1 mo. USD LIBOR + 3.250%, 4.49%, 04/04/2021	2,313,930
	4,075,000	Level 3 Financing, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 02/22/2024	4,088,814
	2,860,678	LTS Buyer LLC PRIME + 2.250%, 6.50%, 04/13/2020	2,866,056
	1,365,000	Multi Color Corp. 0.00%, 09/20/2024(14)	1,373,531
	3,276,788	Post Holdings, Inc. 1 mo. USD LIBOR + 2.250%, 3.49%, 05/24/2024	3,292,582
	5,240,400	Quikrete Holdings, Inc. 1 mo. USD LIBOR + 2.750%, 3.99%, 11/15/2023	5,263,667
	2,256,586	Rexnord LLC 3 mo. USD LIBOR + 2.750%, 4.09%, 08/21/2023	2,269,291
	3,397,925	Sterigenics-Nordion Holdings LLC 1 mo. USD LIBOR + 3.000%, 4.24%, 05/15/2022	3,397,925

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 2.2%(13) - (continued)
		United States - 1.7% - (continued)
		Tribune Media Co.
$	79,474	4.24%, 12/27/2020	$79,549
	990,554	1 mo. USD LIBOR + 3.000%, 4.24%, 01/27/2024	992,100
	1,960,000	USI Holdings Corp. 0.00%, 07/26/2024(14)	1,957,550
	1,835,000	USI, Inc. 3 mo. USD LIBOR + 3.000%, 4.31%, 05/16/2024	1,838,817

			68,344,164

		Total Senior Floating Rate Interests (cost $89,259,958)	$89,262,005

U.S. GOVERNMENT AGENCIES - 0.6%
		United States - 0.6%
		FHLMC - 0.1%
$	3,690,853	1.73%, 09/25/2041(3)(7)	$314,776
	6,087,872	2.21%, 01/25/2042(3)(7)	716,986
	11,435,000	2.02%, 02/25/2041(3)(7)	722,313
	1,025,000	1 mo. USD LIBOR + 4.500%, 5.74%, 02/25/2024(3)	1,183,369

			2,937,444

		SLM Student Loan Trust - 0.5%
$	2,325,600	Nelnet Student Loan Trust 3 mo. USD LIBOR + 1.480%, 2.85%, 04/25/2024(3)	2,345,721
	1,273,305	SLM Student Loan Trust 3 mo. USD LIBOR + 0.750%, 2.12%, 04/25/2023(3)	1,272,112
	2,342,216	Nelnet Student Loan Trust 3 mo. USD LIBOR + 0.350%, 1.68%, 03/25/2026(2)(3)	2,316,487
	2,692,935	SLM Student Loan Trust 3 mo. USD LIBOR + 0.650%, 2.02%, 01/25/2022(3)	2,684,369
	1,000,000	SLC Student Loan Trust 3 mo. USD LIBOR + 0.900%, 2.22%, 06/15/2021(3)	1,001,275
	1,128,384	1 mo. USD LIBOR + 0.400%, 1.64%, 03/25/2025(3)	1,117,100
	44,887	3 mo. USD LIBOR + 0.750%, 2.12%, 01/25/2019(3)	44,911
	1,437,012	Nelnet Student Loan Trust 3 mo. USD LIBOR + 1.650%, 2.97%, 11/25/2024(3)	1,461,414
	3,376,119	3 mo. USD LIBOR + 1.700%, 3.07%, 07/25/2023(3)	3,474,247
	3,892,303	2.87%, 04/25/2023(3)	3,988,354
	475,000	1 mo. USD LIBOR + 0.650%, 1.89%, 05/26/2026(3)	469,111
	1,852,672	1 mo. USD LIBOR + 0.700%, 1.94%, 01/25/2029(3)	1,869,834

			22,044,935

			24,982,379

		Total U.S. Government Agencies (cost $24,503,260)	$24,982,379

The accompanying notes are an integral part of these financial statements.

236

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 14.2%
		United States - 14.2%
		U.S. Treasury Bonds - 2.3%
$	46,045,000	0.00%, 08/15/2045(15)	$20,386,446
	38,200,000	0.00%, 11/15/2045(15)(16)	16,783,958
	37,875,000	2.50%, 02/15/2046(16)	35,121,665
	19,080,000	3.00%, 02/15/2047	19,557,745

			91,849,814

		U.S. Treasury Notes - 11.9%
	110,470,000	0.63%, 04/30/2018(17)	110,094,574
	137,525,000	0.75%, 01/31/2018	137,371,647
	21,050,000	1.00%, 09/30/2019	20,818,944
	132,735,000	1.25%, 01/31/2019(17)	132,283,908
	82,860,000	1.38%, 04/30/2020(16)	82,241,787

			482,810,860

			574,660,674

		Total U.S. Government Securities (cost $575,573,735)	$574,660,674

CONVERTIBLE BONDS - 0.5%
		Commercial Services - 0.0%
	1,600,000	Cardtronics, Inc. 1.00%, 12/01/2020	$1,476,000

		Diversified Financial Services - 0.0%
	450,000	Blackhawk Network Holdings, Inc. 1.50%, 01/15/2022	450,281

		Media - 0.2%
		DISH Network Corp.
	3,780,000	2.38%, 03/15/2024(2)	3,631,163
	2,525,000	3.38%, 08/15/2026	2,715,953
	188,000	Liberty Media Corp-Liberty Formula One 1.00%, 01/30/2023(2)	224,190

			6,571,306

		Oil & Gas - 0.0%
	1,155,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	181,913

		Oil & Gas Services - 0.0%
	1,388,000	Weatherford International Ltd. 5.88%, 07/01/2021	1,400,145

		Semiconductors - 0.1%
		Microchip Technology, Inc.
	435,000	1.63%, 02/15/2025	799,584
	392,000	1.63%, 02/15/2027(2)	493,675
	450,000	2.25%, 02/15/2037(2)	570,375

			1,863,634

		Software - 0.2%
	2,189,000	salesforce.com, Inc. 0.25%, 04/01/2018	3,362,851
	4,397,000	ServiceNow, Inc. 0.00%, 06/01/2022(2)(15)	4,930,136

			8,292,987

		Total Convertible Bonds (cost $20,468,968)	$20,236,266

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.0%
	United States - 0.0%
21,100	GMAC Capital Trust Series 2 3 mo. USD LIBOR + 5.785%, 7.10%(3)	$554,086

	Total Preferred Stocks (cost $552,899)	$554,086

CONVERTIBLE PREFERRED STOCKS - 0.1%
	United States - 0.1%
18,000	Mandatory Exchangeable Trust 5.75%(2)	$3,771,450

	Total Convertible Preferred Stocks (cost $2,981,696)	$3,771,450

	Total Long-Term Investments (cost $3,917,841,959)	$3,935,661,300

SHORT-TERM INVESTMENTS - 0.7%
	Other Investment Pools & Funds - 0.7%
28,231,644	BlackRock Liquidity Funds TempFund Portfolio, Institutional Class, 0.94%(18)	$28,231,644

	Total Short-Term Investments (cost $28,231,644)	$28,231,644

Total Investments Excluding Purchased Options (cost $3,946,073,603)	98.0%	$3,963,892,944

Total Purchased Options (cost $2,637,920)	0.0%	$834,118

Total Investments (cost $3,948,711,523)	98.0%	$3,964,727,062
Other Assets and Liabilities	2.0%	80,634,396

Total Net Assets	100.0%	$4,045,361,458

The accompanying notes are an integral part of these financial statements.

237

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(1)	Non-income producing.

(2)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $905,052,799, which represented 22.4% of total net assets.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $908,666,849, which represented 22.5% of total net assets.

(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(6)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

(7)	Securities disclosed are interest-only strips.

(8)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(9)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(10)	Investment valued using significant unobservable inputs.

(11)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of this security was $0, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(12)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $0, which represents 0.0% of total net assets.

(13)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the "Prime Rate") and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the rate in effect as of October 31, 2017.

(14)	Represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(15)	Security is a zero-coupon bond.

(16)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

(17)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(18)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

238

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Option Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Notional Amount	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
USD Call/CNH Put	JPM	8.00 CNH per USD	12/07/17	USD	575,000	575,000	$—	$64,975	$(64,975)
USD Call/CNH Put	JPM	8.00 CNH per USD	12/07/17	USD	575,000	575,000	—	64,688	(64,688)
USD Call/CNH Put	SCB	8.00 CNH per USD	12/11/17	USD	774,000	774,000	—	103,716	(103,716)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/11/21	USD	4,151,000	4,151,000	127,934	198,377	(70,443)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	4,151,000	4,151,000	127,950	198,002	(70,052)
USD Call/JPY Put	BOA	115.00 JPY per USD	03/12/21	USD	5,530,000	5,530,000	170,457	243,320	(72,863)
USD Call/JPY Put	GSC	115.00 JPY per USD	03/12/21	USD	5,531,000	5,531,000	170,487	216,981	(46,494)
USD Call/SGD Put	JPM	1.50 SGD per USD	12/11/17	USD	3,788,000	3,788,000	4	52,653	(52,649)

Total Calls						25,075,000	$596,832	$1,142,712	$(545,880)

Puts
EUR Put/USD Call	JPM	0.90 USD per EUR	01/08/18	EUR	68,696,000	68,696,000	$—	$143,873	$(143,873)
GBP Put/SEK Call	GSC	10.50 SEK per GBP	03/27/18	GBP	3,205,000	3,205,000	22,859	56,491	(33,632)
GBP Put/SEK Call	GSC	10.50 SEK per GBP	03/27/18	GBP	3,205,000	3,205,000	22,858	53,478	(30,620)
GBP Put/USD Call	GSC	1.15 USD per GBP	12/05/17	GBP	327,000	327,000	107	58,013	(57,906)
GBP Put/USD Call	GSC	1.15 USD per GBP	12/05/17	GBP	328,000	328,000	107	59,061	(58,954)

Total Puts						75,761,000	$45,931	$370,916	$(324,985)

Total purchased option contracts						100,836,000	$642,763	$1,513,628	$(870,865)

Written option contracts:
Calls
USD Call/JPY Put	GSC	140.00 JPY per USD	03/11/21	USD	(4,151,000)	(4,151,000)	$(30,431)	$(82,771)	$52,340
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(5,531,000)	(5,531,000)	(40,581)	(90,598)	50,017
USD Call/JPY Put	BOA	140.00 JPY per USD	03/12/21	USD	(5,530,000)	(5,530,000)	(40,574)	(106,287)	65,713
USD Call/JPY Put	GSC	140.00 JPY per USD	03/12/21	USD	(4,151,000)	(4,151,000)	(30,456)	(83,850)	53,394

Total Calls						(19,363,000)	$(142,042)	$(363,506)	$221,464

Total written option contracts						(19,363,000)	$(142,042)	$(363,506)	$221,464

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Pay/Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value †	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Calls
3 Months LIBOR USD-BBA Interest Rate Swap Expiring 11/15/2027	MSC	2.40%	Pay	11/10/17	USD	8,350,000	8,350,000	$55,150	$148,630	$(93,480)
3 Months LIBOR USD-BBA Interest Rate Swap Expiring 11/15/2027	JPM	2.23%	Receive	11/13/17	USD	23,935,000	23,935,000	18,775	294,401	(275,626)

Total Calls							32,285,000	$73,925	$443,031	$(369,106)

Puts
3 Months LIBOR USD BBA Interest Rate Swap Expiring 11/14/2027	MSC	2.40%	Pay	11/10/17	USD	8,350,000	8,350,000	$11,858	$148,630	$(136,772)
3 Months LIBOR USD-BBA Interest Rate Swap Expiring 11/15/2027	JPM	2.54%	Pay	11/13/17	USD	23,935,000	23,935,000	4,303	284,827	(280,524)
6 Months LIBOR JPY-BBA Interest Rates Swap Expiring 11/26/2038	JPM	0.93%	Pay	11/21/18	JPY	1,100,450,000	1,100,450,000	101,269	247,804	(146,535)

Total Puts							1,132,735,000	$117,430	$681,261	$(563,831)

Total purchased swaption contracts							1,165,020,000	$191,355	$1,124,292	$(932,937)

The accompanying notes are an integral part of these financial statements.

239

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount		Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	449	12/15/2017	$	44,279,327	$385,252
Australian 3-Year Bond Future	6	12/15/2017		512,437	568
Canadian Government 10-Year Bond Future	2,982	12/18/2017		317,662,398	1,105,190
Euro BUXL 30-Year Bond Future	133	12/07/2017		25,736,138	364,661
Euro-BTP Future	431	12/07/2017		70,081,178	1,392,429
U.S. Treasury 10-Year Note Future	308	12/19/2017		38,480,750	31,077
U.S. Treasury Ultra Bond Future	175	12/19/2017		28,836,719	131,563

Total					$3,410,740

Short position contracts:
Euro-BOBL Future	369	12/07/2017	$	56,642,927	$(168,642)
Euro-Bund Future	1,048	12/07/2017		198,679,061	(1,932,251)
Euro-OAT Future	281	12/07/2017		51,540,234	(741,280)
Eurodollar 3-Month Future	359	09/17/2018		88,094,113	143,205
Long Gilt Future	1,742	12/27/2017		287,654,527	(1,084,654)
U.S. Treasury 10-Year Ultra Bond Future	472	12/19/2017		63,211,125	612,253
U.S. Treasury 2-Year Note Future	268	12/29/2017		57,716,313	7,699
U.S. Treasury 5-Year Note Future	8,905	12/29/2017		1,043,554,688	2,851,203
U.S. Treasury Long Bond Future	105	12/19/2017		16,009,219	16,215

Total					$(296,252)

Total futures contracts					$3,114,488

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CMBX.NA.A.7	JPM	USD	1,645,000	(2.00%)	01/17/47	Monthly	$62,366	$—	$51,373	$(10,993)
CMBX.NA.AS.7	CSI	USD	9,350,000	(1.00%)	01/17/47	Monthly	166,794	—	(98,637)	(265,431)
CMBX.NA.BBB.7	CSI	USD	5,165,000	(3.00%)	01/17/47	Monthly	490,748	—	599,882	109,134
CMBX.NA.BBB.7	MSC	USD	1,105,000	(3.00%)	01/17/47	Monthly	105,000	—	128,339	23,339
ITRAXX.SEN.FIN.28	JPM	EUR	23,150,000	(1.00%)	12/20/22	Quarterly	—	(605,871)	(695,855)	(89,984)
ITRAXX.SEN.FIN.28	JPM	EUR	23,150,000	(1.00%)	12/20/22	Quarterly	—	(593,386)	(695,855)	(102,469)

Total							$824,908	$(1,199,257)	$(710,753)	$(336,404)

Sell protection:
CMBX.NA.BB.6	MSC	USD	1,530,000	5.00%	05/11/63	Monthly	$—	$(278,072)	$(400,458)	$(122,386)
CMBX.NA.BB.6	GSC	USD	4,125,000	5.00%	05/11/63	Monthly	—	(823,083)	(1,080,363)	(257,280)
CMBX.NA.BB.6	JPM	USD	3,220,000	5.00%	05/11/63	Monthly	—	(546,282)	(842,793)	(296,511)
CMBX.NA.BB.8	CSI	USD	2,645,000	5.00%	10/17/57	Monthly	—	(704,352)	(648,837)	55,515
CMBX.NA.BBB.6	CSI	USD	3,220,000	3.00%	05/11/63	Monthly	—	(455,262)	(537,383)	(82,121)
CMBX.NA.BBB.6	CSI	USD	3,175,000	3.00%	05/11/63	Monthly	—	(436,984)	(529,873)	(92,889)
ITRAXX.SEN.FIN.27	JPM	EUR	25,625,000	1.00%	06/20/22	Quarterly	750,964	—	857,829	106,865
ITRAXX.SEN.FIN.27	JPM	EUR	25,625,000	1.00%	06/20/22	Quarterly	760,327	—	857,829	97,502

Total							$1,511,291	$(3,244,035)	$(2,324,049)	$(591,305)

Total traded indices							$2,336,199	$(4,443,292)	$(3,034,802)	$(927,709)

The accompanying notes are an integral part of these financial statements.

240

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017 - (continued)
Reference Entity	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on single-name issues:
Buy protection:
Alcoa, Inc.	GSC	USD	3,760,000	(1.00%)	12/20/21	Quarterly	$212,934	$—	$(14,347)	$(227,281)
American Axle & Manufacturing, Inc.	JPM	USD	1,860,000	(5.00%)	12/20/22	Quarterly	—	(128,402)	(212,257)	(83,855)
Best Buy Co., Inc.	GSC	USD	3,585,000	(5.00%)	12/20/22	Quarterly	—	(651,000)	(671,870)	(20,870)
BHP Billiton Ltd.	DEUT	USD	2,050,000	(1.00%)	12/20/22	Quarterly	—	(43,525)	(51,129)	(7,604)
CenturyLink, Inc.	MSC	USD	1,980,000	(1.00%)	12/20/22	Quarterly	271,636	—	219,462	(52,174)
Cox Communications, Inc.	BNP	USD	4,290,000	(1.00%)	12/20/22	Quarterly	—	(41,335)	(63,528)	(22,193)
Danone S.A.	BCLY	EUR	5,275,000	(1.00%)	12/20/22	Quarterly	—	(175,457)	(227,721)	(52,264)
Dell, Inc.	JPM	USD	7,130,000	(1.00%)	12/20/22	Quarterly	482,149	—	289,913	(192,236)
Gap, Inc.	MSC	USD	1,825,000	(1.00%)	12/20/22	Quarterly	83,512	—	56,745	(26,767)
Ineos Group Holdings S.A.	GSC	EUR	3,410,000	(5.00%)	12/20/22	Quarterly	—	(516,654)	(638,953)	(122,299)
International Business Machines Corp.	BOA	USD	4,060,000	(1.00%)	12/20/22	Quarterly	—	(125,544)	(139,445)	(13,901)
iStar, Inc.	GSC	USD	2,900,000	(5.00%)	12/20/22	Quarterly	—	(323,379)	(409,603)	(86,224)
Kohl's Corp.	CBK	USD	2,030,000	(1.00%)	12/20/22	Quarterly	79,464	—	101,801	22,337
Kohl's Corp.	MSC	USD	1,850,000	(1.00%)	12/20/22	Quarterly	72,418	—	92,775	20,357
Koninklijke KPN N.V.	CSI	EUR	2,350,000	(1.00%)	06/20/22	Quarterly	—	(15,760)	(67,751)	(51,991)
Macy's Inc.	CBK	USD	5,200,000	(1.00%)	12/20/22	Quarterly	375,510	—	505,146	129,636
MDC Holdings, Inc.	JPM	USD	3,075,000	(1.00%)	03/20/20	Quarterly	51,902	—	(61,007)	(112,909)
Peugeot S.A.	JPM	EUR	3,280,000	(5.00%)	12/20/22	Quarterly	—	(746,212)	(801,203)	(54,991)
Pitney Bowes, Inc.	GSC	USD	3,830,000	(1.00%)	12/20/22	Quarterly	239,622	—	262,981	23,359
Target Corp.	CBK	USD	1,860,000	(1.00%)	12/20/22	Quarterly	—	(26,999)	(46,887)	(19,888)
Telecom Italia S.p.A.	MSC	EUR	3,245,000	(1.00%)	12/20/22	Quarterly	90,674	—	14,690	(75,984)
Tenet Healthcare Corp.	MSC	USD	3,275,000	(5.00%)	12/20/17	Quarterly	—	(13,374)	(36,590)	(23,216)
Uniti Group, Inc.	JPM	USD	2,960,000	(5.00%)	12/20/20	Quarterly	129,249	—	28,744	(100,505)
Verizon Communications, Inc.	CBK	USD	3,685,000	(1.00%)	12/20/22	Quarterly	—	(48,077)	(65,333)	(17,256)
Vodafone Group plc	CSI	EUR	3,885,000	(1.00%)	06/20/22	Quarterly	—	(26,095)	(112,005)	(85,910)
Vodafone Group plc	BNP	EUR	4,115,000	(1.00%)	06/20/22	Quarterly	—	(27,640)	(118,637)	(90,997)
Windstream Corp.	BCLY	USD	3,760,000	(5.00%)	12/20/21	Quarterly	100,393	—	995,346	894,953

Total							$2,189,463	$(2,909,453)	$(1,170,663)	$(450,673)

Credit default swaps on single-name issues:
Sell protection:
AcelorMittal	GSC	EUR	2,765,000	5.00%	06/20/22	Quarterly	$327,044	$—	$581,621	$254,577
AcelorMittal	BOA	EUR	1,195,000	5.00%	06/20/22	Quarterly	133,919	—	251,370	117,451
AcelorMittal	MSC	EUR	2,515,000	5.00%	06/20/22	Quarterly	420,276	—	529,034	108,758
CalAtlantic Group, Inc.	JPM	USD	4,230,000	5.00%	12/20/22	Quarterly	747,180	—	898,025	150,845
Koninklijke KPN N.V.	BCLY	EUR	4,115,000	1.00%	06/20/22	Quarterly	23,671	—	129,069	105,398
Koninklijke KPN N.V.	CSI	EUR	3,885,000	1.00%	06/20/22	Quarterly	22,347	—	121,854	99,507
Liberty Interactive LLC	GSC	USD	1,425,000	5.00%	03/20/20	Quarterly	78,889	—	160,373	81,484
Liberty Interactive LLC	BCLY	USD	850,000	5.00%	03/20/20	Quarterly	40,537	—	95,661	55,124
Vodafone Group plc	CSI	EUR	2,375,000	1.00%	06/20/22	Quarterly	13,640	—	74,493	60,853

Total							$1,807,503	$—	$2,841,500	$1,033,997

Total single-name issues							$3,996,966	$(2,909,453)	$1,670,837	$583,324

Total OTC contracts							$6,333,165	$(7,352,745)	$(1,363,965)	$(344,385)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

241

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Credit Default Swap Contracts Outstanding at October 31, 2017
Reference Entity	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Cost Basis	Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.29	USD	17,490,000	(5.00%)	12/20/22	Quarterly	$(1,487,783)	$(1,526,811)	$(39,028)
ITRAXX.EUR.27	EUR	74,875,000	(1.00%)	06/20/22	Quarterly	(1,442,346)	(2,436,650)	(994,304)
ITRAXX.XOV.28	EUR	24,625,000	(5.00%)	12/20/22	Quarterly	(3,473,900)	(3,801,851)	(327,951)

Total						$(6,404,029)	$(7,765,312)	$(1,361,283)

Credit default swaps on indices:
Sell protection:
CDX.NA.IG.29.V1	USD	70,475,000	1.00%	12/20/22	Quarterly	$(1,405,781)	$(1,684,052)	$(278,271)
ITRAXX.XOV.27	EUR	15,625,000	5.00%	06/20/22	Quarterly	2,228,595	2,542,349	313,754

Total						$822,814	$858,297	$35,483

Total						$(5,581,215)	$(6,907,015)	$(1,325,800)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
Counter- party	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
CBK	3M SEK STIBOR	0.38% Fixed	SEK	149,845,000	03/20/22	Annual	$—	$—	$(74,366)	$(74,366)
DEUT	1.94% Fixed	3M KRW KSDA	KRW	14,034,130,000	03/21/28	Quarterly	26,550	—	410,267	383,717
DEUT	1.94% Fixed	3M KRW KSDA	KRW	14,064,025,000	03/21/28	Quarterly	122,959	—	411,141	288,182
DEUT	3M NZD Bank Bill	2.31% Fixed	NZD	26,605,000	03/20/22	Semi-Annual	—	—	(228,956)	(228,956)
JPM	1.94% Fixed	3M KRW KSDA	KRW	10,526,095,000	03/21/28	Quarterly	19,971	—	307,714	287,743
JPM	1.94% Fixed	3M KRW KSDA	KRW	10,777,265,000	03/21/28	Quarterly	93,254	—	315,057	221,803

Total							$262,734	$—	$1,140,857	$878,123

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
3M CAD CDOR	1.83% Fixed	CAD	24,589,000	09/18/22	Semi-Annual	$—	$—	$185,825	$185,825
3M CAD CDOR	2.25% Fixed	CAD	17,445,000	03/21/23	Semi-Annual	—	(37,018)	(104,343)	(67,325)
3M CAD CDOR	2.17% Fixed	CAD	58,485,000	09/20/27	Semi-Annual	—	(106,796)	(444,796)	(338,000)
3M CAD CDOR	2.21% Fixed	CAD	19,060,000	09/21/27	Semi-Annual	—	—	227,367	227,367
3M CAD CDOR	1.75% Fixed	CAD	8,055,000	03/21/28	Semi-Annual	381,899	—	335,404	(46,495)
3M NZD Bank Bill	2.90% Fixed	NZD	156,630,000	12/18/21	Semi-Annual	109,415	—	(5,447)	(114,862)
3M NZD Bank Bill	2.71% Fixed	NZD	38,975,000	03/21/23	Semi-Annual	—	—	(19,333)	(19,333)
3M NZD Bank Bill	3.16% Fixed	NZD	9,405,000	03/21/28	Semi-Annual	—	—	(36,217)	(36,217)
3M SEK STIBOR	2.13% Fixed	SEK	99,808,000	09/21/27	Annual	—	—	82,022	82,022
3M SEK STIBOR	0.52% Fixed	SEK	212,130,000	03/21/23	Annual	—	—	14,610	14,610
3M SEK STIBOR	1.29% Fixed	SEK	48,580,000	03/21/28	Annual	—	—	14,921	14,921
3M USD LIBOR	1.81% Fixed	USD	46,350,000	11/30/21	Semi-Annual	31,954	—	(304,348)	(336,302)
3M USD LIBOR	2.42% Fixed	USD	19,099,000	09/18/22	Semi-Annual	—	—	(90,876)	(90,876)
3M USD LIBOR	1.86% Fixed	USD	13,800,000	03/21/23	Semi-Annual	—	(1,014)	190,474	191,488
3M USD LIBOR	2.64% Fixed	USD	13,600,000	03/16/27	Semi-Annual	—	—	(31,727)	(31,727)
3M USD LIBOR	2.14% Fixed	USD	6,615,000	03/21/28	Semi-Annual	1,242	—	150,098	148,856
3M USD LIBOR	2.43% Fixed	USD	19,340,000	02/15/46	Semi-Annual	16,566	—	576,492	559,926
3M USD LIBOR	2.51% Fixed	USD	15,480,000	02/15/46	Semi-Annual	—	—	189,875	189,875
6M AUD BBSW	2.77% Fixed	AUD	547,885,000	12/18/21	Semi-Annual	498,947	—	(198,663)	(697,610)
6M AUD BBSW	2.65% Fixed	AUD	18,905,000	03/21/23	Semi-Annual	—	—	87,650	87,650

The accompanying notes are an integral part of these financial statements.

242

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017 - (continued)
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
6M AUD BBSW	2.55% Fixed	AUD	17,410,000	03/21/23	Semi-Annual	$—	$—	$20,678	$20,678
6M AUD BBSW	3.10% Fixed	AUD	20,280,000	09/21/27	Semi-Annual	—	—	125,052	125,052
6M EUR EURIBOR	0.62% Fixed	EUR	16,558,000	09/18/22	Annual	—	—	117,347	117,347
6M EUR EURIBOR	0.27% Fixed	EUR	10,970,000	03/21/23	Annual	—	—	12,202	12,202
6M EUR EURIBOR	0.72% Fixed	EUR	14,900,000	08/14/26	Annual	—	—	20,902	20,902
6M EUR EURIBOR	0.92% Fixed	EUR	13,980,000	12/20/27	Annual	—	—	(93,463)	(93,463)
6M EUR EURIBOR	0.90% Fixed	EUR	5,050,000	03/21/28	Annual	—	—	(9,302)	(9,302)
6M GBP LIBOR	1.25% Fixed	GBP	156,005,000	12/18/21	Semi-Annual	96,995	—	(39,038)	(136,033)
6M GBP LIBOR	1.28% Fixed	GBP	14,450,000	03/20/22	Semi-Annual	—	—	(47,231)	(47,231)
6M GBP LIBOR	0.89% Fixed	GBP	10,170,000	03/21/23	Semi-Annual	—	—	187,934	187,934
6M GBP LIBOR	1.56% Fixed	GBP	10,760,000	03/15/28	Semi-Annual	—	—	86,156	86,156
6M GBP LIBOR	1.20% Fixed	GBP	4,730,000	03/21/28	Semi-Annual	—	—	133,439	133,439
6M JPY LIBOR	0.15% Fixed	JPY	1,823,130,000	03/20/22	Semi-Annual	—	—	124,585	124,585
6M JPY LIBOR	0.27% Fixed	JPY	642,805,000	03/22/28	Semi-Annual	—	—	24,444	24,444
6M JPY LIBOR	1.09% Fixed	JPY	4,649,055,000	12/15/37	Semi-Annual	402,096	—	512,727	110,631
6M NOK NIBOR	1.80% Fixed	NOK	166,100,000	09/18/22	Annual	—	—	47,628	47,628
6M NOK NIBOR	1.47% Fixed	NOK	106,030,000	03/21/23	Annual	—	—	(57,753)	(57,753)
6M NOK NIBOR	1.98% Fixed	NOK	141,295,000	12/20/27	Annual	—	—	41,719	41,719
6M NOK NIBOR	1.89% Fixed	NOK	49,860,000	03/21/28	Annual	—	—	(57,569)	(57,569)
6M PLN WIBOR	2.32% Fixed	PLN	198,800,000	12/20/22	Annual	121,993	—	628,624	506,631
6M PLN WIBOR	2.28% Fixed	PLN	90,200,000	12/20/22	Annual	—	—	337,099	337,099

Total						$1,661,107	$(144,828)	$2,935,168	$1,418,889

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,075,000	AUD	1,608,366	USD	JPM	11/07/17	$—	$(20,369)
1,435,000	AUD	1,131,538	USD	CIBC	11/07/17	—	(33,332)
1,885,000	AUD	1,476,561	USD	BCLY	11/07/17	—	(33,971)
5,185,000	AUD	4,040,142	USD	SSG	11/07/17	—	(72,062)
197,126,000	AUD	150,939,378	USD	DEUT	11/07/17	—	(78,879)
4,938,000	AUD	3,860,049	USD	JPM	11/07/17	—	(80,999)
5,126,000	AUD	4,007,302	USD	HSBC	11/07/17	—	(84,375)
5,145,000	AUD	4,023,097	USD	CBK	11/07/17	—	(85,629)
54,860,000	AUD	42,982,810	USD	JPM	11/07/17	—	(998,460)
198,000	AUD	151,561	USD	DEUT	12/06/17	—	(78)
9,585,000	BRL	2,925,021	USD	MSC	11/03/17	3,473	—
7,040,000	BRL	2,148,372	USD	HSBC	11/03/17	2,551	—
381,000	BRL	116,268	USD	GSC	11/03/17	138	—
9,169,000	BRL	2,821,231	USD	GSC	11/03/17	—	(19,838)
3,586,000	BRL	1,123,610	USD	JPM	11/03/17	—	(27,983)
4,435,000	BRL	1,407,936	USD	DEUT	11/03/17	—	(52,916)
13,530,000	BRL	4,218,304	USD	DEUT	11/03/17	—	(84,500)
2,480,000	CAD	1,935,126	USD	BOA	11/07/17	—	(12,676)
1,260,000	CAD	1,009,687	USD	MSC	11/07/17	—	(32,958)
2,512,000	CAD	2,016,495	USD	JPM	11/07/17	—	(69,238)
2,512,000	CAD	2,017,580	USD	JPM	11/07/17	—	(70,323)
5,110,000	CAD	4,040,021	USD	RBC	11/07/17	—	(78,842)
3,730,000	CAD	2,989,331	USD	UBS	11/07/17	—	(97,903)
5,055,000	CAD	4,046,458	USD	GSC	11/07/17	—	(127,914)
17,160,000	CAD	13,755,588	USD	GSC	11/07/17	—	(453,469)
4,030,000	CHF	4,031,847	USD	JPM	11/07/17	9,388	—
7,863,000	CHF	8,069,913	USD	JPM	11/07/17	—	(184,992)
1,111,800,000	CLP	1,778,880	USD	HSBC	11/07/17	—	(32,209)
8,057,000	CNH	1,209,288	USD	JPM	12/20/17	1,433	—

The accompanying notes are an integral part of these financial statements.

243

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
7,961,000	CNH	1,206,925	USD	JPM	12/20/17	$—	$(10,631)
8,000,000	CNH	1,213,445	USD	JPM	12/20/17	—	(11,290)
113,329,000	CNH	17,152,349	USD	JPM	12/20/17	—	(122,473)
2,369,200,000	COP	805,166	USD	HSBC	11/07/17	—	(26,885)
2,968,100,000	COP	1,007,160	USD	UBS	11/07/17	—	(32,141)
2,968,100,000	COP	1,007,502	USD	GSC	11/07/17	—	(32,482)
4,172,600,000	COP	1,414,393	USD	DEUT	11/07/17	—	(43,696)
220,000	CZK	9,959	USD	CBK	11/07/17	32	—
26,650,000	CZK	1,217,278	USD	CBK	11/07/17	—	(7,076)
35,100,000	CZK	1,611,607	USD	CBK	11/07/17	—	(17,681)
2,130,135,000	DKK	332,444,011	USD	CBK	11/07/17	1,132,311	—
173,033,000	EUR	201,514,232	USD	CBK	11/07/17	115,846	—
14,300,000	EUR	16,608,735	USD	JPM	11/07/17	54,619	—
9,763,000	EUR	11,329,874	USD	JPM	11/07/17	46,652	—
3,455,000	EUR	4,013,867	USD	JPM	11/07/17	12,139	—
1,704,000	EUR	1,985,024	USD	BNP	11/07/17	596	—
1,704,000	EUR	1,996,200	USD	JPM	11/07/17	—	(10,581)
1,704,000	EUR	2,003,025	USD	JPM	11/07/17	—	(17,406)
1,704,000	EUR	2,003,884	USD	CBK	11/07/17	—	(18,264)
1,838,000	EUR	2,160,683	USD	JPM	11/07/17	—	(18,918)
1,375,000	EUR	1,622,482	USD	JPM	11/07/17	—	(20,237)
1,641,000	EUR	1,932,742	USD	CBK	11/07/17	—	(20,535)
1,719,000	EUR	2,025,994	USD	CBK	11/07/17	—	(22,896)
1,719,000	EUR	2,027,041	USD	JPM	11/07/17	—	(23,943)
5,136,000	EUR	6,011,554	USD	JPM	11/07/17	—	(26,730)
1,719,000	EUR	2,030,808	USD	JPM	11/07/17	—	(27,709)
5,136,000	EUR	6,014,728	USD	CBK	11/07/17	—	(29,904)
1,704,000	EUR	2,016,720	USD	CBK	11/07/17	—	(31,101)
1,719,000	EUR	2,034,758	USD	JPM	11/07/17	—	(31,660)
3,440,000	EUR	4,046,586	USD	JPM	11/07/17	—	(38,058)
3,430,000	EUR	4,057,693	USD	JPM	11/07/17	—	(60,819)
3,438,000	EUR	4,075,003	USD	JPM	11/07/17	—	(68,806)
5,140,000	EUR	6,059,688	USD	MSC	11/07/17	—	(70,203)
5,135,000	EUR	6,064,614	USD	CBK	11/07/17	—	(80,955)
9,846,000	EUR	11,597,850	USD	JPM	11/07/17	—	(124,606)
13,750,000	EUR	16,170,619	USD	JPM	11/07/17	—	(148,163)
10,273,000	EUR	12,141,525	USD	CBK	11/07/17	—	(170,712)
24,063,000	EUR	28,281,485	USD	JPM	11/07/17	—	(241,605)
22,974,000	EUR	27,046,647	USD	JPM	11/07/17	—	(275,745)
32,820,000	EUR	38,658,514	USD	JPM	11/07/17	—	(414,369)
68,873,000	EUR	81,376,893	USD	CBK	11/07/17	—	(1,121,287)
68,872,000	EUR	81,494,929	USD	BCLY	11/07/17	—	(1,240,488)
35,705,000	EUR	41,644,348	USD	CBK	12/06/17	31,983	—
3,435,000	EUR	4,004,018	USD	JPM	12/06/17	5,454	—
3,475,000	EUR	4,050,986	USD	CBK	12/06/17	5,176	—
24,518,000	GBP	32,208,022	USD	CBK	11/07/17	361,935	—
12,259,000	GBP	16,091,298	USD	HSBC	11/07/17	193,680	—
6,130,000	GBP	8,030,907	USD	CBK	11/07/17	112,246	—
76,514,000	GBP	101,549,381	USD	DEUT	11/07/17	92,582	—
6,130,000	GBP	8,051,246	USD	JPM	11/07/17	91,907	—
19,717,000	GBP	26,115,107	USD	JPM	11/07/17	77,153	—
3,066,000	GBP	4,021,258	USD	CBK	11/07/17	51,647	—
3,065,000	GBP	4,025,850	USD	CBK	11/07/17	45,727	—
5,610,000	GBP	7,409,015	USD	JPM	11/07/17	43,365	—
2,405,000	GBP	3,172,209	USD	CBK	11/07/17	22,617	—
1,533,000	GBP	2,017,377	USD	JPM	11/07/17	19,075	—
3,065,000	GBP	4,053,201	USD	BNP	11/07/17	18,375	—
1,533,000	GBP	2,020,877	USD	HSBC	11/07/17	15,575	—
1,533,000	GBP	2,021,728	USD	JPM	11/07/17	14,724	—

The accompanying notes are an integral part of these financial statements.

244

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,080,000	GBP	4,082,386	USD	BOA	11/07/17	$9,117	$—
7,072,000	GBP	9,390,530	USD	JPM	11/07/17	3,986	—
1,533,000	GBP	2,034,003	USD	JPM	11/07/17	2,450	—
8,015,000	GBP	10,659,148	USD	CBK	11/07/17	—	(11,942)
323,000	GBP	423,320	USD	SSG	11/30/17	6,048	—
2,385,000	GBP	3,145,290	USD	BMO	12/06/17	25,824	—
3,080,000	GBP	4,072,515	USD	JPM	12/06/17	22,677	—
1,164,700,000	HUF	4,355,647	USD	CBK	11/07/17	2,639	—
315,000,000	HUF	1,205,150	USD	MSC	11/07/17	—	(26,426)
289,900,000	HUF	1,111,693	USD	BCLY	11/07/17	—	(26,893)
353,300,000	HUF	1,320,859	USD	CBK	12/06/17	2,921	—
58,318,000,000	IDR	4,294,087	USD	BCLY	11/07/17	3,481	—
10,547,000	ILS	2,980,455	USD	CBK	11/07/17	15,375	—
2,830,000	ILS	807,446	USD	CBK	11/07/17	—	(3,596)
3,535,000	ILS	1,013,420	USD	CBK	11/07/17	—	(9,318)
9,847,000	ILS	2,797,642	USD	GSC	12/06/17	2,164	—
79,130,000	INR	1,205,423	USD	JPM	11/07/17	15,130	—
65,350,000	INR	1,003,686	USD	SCB	11/07/17	4,315	—
262,510,000	INR	4,047,177	USD	SCB	11/07/17	1,951	—
223,140,000	INR	3,440,413	USD	UBS	11/07/17	1,446	—
169,429,000	INR	2,600,639	USD	JPM	12/06/17	2,667	—
117,865,000	INR	1,814,134	USD	UBS	12/06/17	—	(3,118)
117,865,000	INR	1,814,173	USD	HSBC	12/06/17	—	(3,157)
460,800,000	JPY	4,049,914	USD	SSG	11/07/17	3,823	—
458,600,000	JPY	4,035,970	USD	CBK	11/07/17	—	(1,587)
453,620,000	JPY	4,012,882	USD	MSC	11/07/17	—	(22,309)
453,300,000	JPY	4,025,968	USD	BCLY	11/07/17	—	(38,210)
452,300,000	JPY	4,028,494	USD	JPM	11/07/17	—	(49,533)
877,220,000	JPY	7,779,014	USD	JPM	11/07/17	—	(61,960)
1,315,830,000	JPY	11,658,235	USD	JPM	11/07/17	—	(82,653)
137,800,000	JPY	1,215,879	USD	CBK	12/06/17	—	(1,908)
621,840,000	JPY	5,489,620	USD	BOA	12/06/17	—	(11,420)
459,400,000	JPY	4,066,995	USD	CBK	12/06/17	—	(19,837)
1,847,080,000	KRW	1,613,170	USD	CBK	11/07/17	35,552	—
2,059,530,000	KRW	1,818,248	USD	UBS	11/07/17	20,109	—
1,265,810,000	KRW	1,111,481	USD	SCB	11/07/17	18,394	—
2,049,030,000	KRW	1,810,897	USD	HSBC	11/07/17	18,088	—
914,470,000	KRW	807,479	USD	BOA	11/07/17	8,786	—
1,828,340,000	KRW	1,623,748	USD	CSFB	11/07/17	8,247	—
1,223,790,000	KRW	1,088,133	USD	BCLY	11/07/17	4,235	—
2,334,000	MXN	127,530	USD	DEUT	11/07/17	—	(5,940)
77,440,000	MXN	4,042,493	USD	CBK	11/07/17	—	(8,245)
28,575,000	MXN	1,497,771	USD	BNP	11/07/17	—	(9,153)
30,480,000	MXN	1,597,258	USD	JPM	11/07/17	—	(9,399)
28,575,000	MXN	1,498,246	USD	CBK	11/07/17	—	(9,628)
41,620,000	MXN	2,200,343	USD	BNP	11/07/17	—	(32,143)
77,440,000	MXN	4,071,018	USD	SSG	11/07/17	—	(36,770)
220,745,000	MXN	11,579,883	USD	SSG	11/07/17	—	(80,143)
220,745,000	MXN	11,694,771	USD	CBK	11/07/17	—	(195,030)
209,548,000	MXN	11,405,509	USD	SSG	11/07/17	—	(489,077)
11,520,000	NOK	1,406,805	USD	JPM	11/07/17	3,810	—
3,279,000	NOK	398,806	USD	UBS	11/07/17	2,705	—
2,423,454,000	NOK	296,766,427	USD	MSC	11/07/17	—	(16,352)
6,420,000	NOK	804,369	USD	GSC	11/07/17	—	(18,245)
8,230,000	NOK	1,036,668	USD	CBK	11/07/17	—	(28,911)
16,082,000	NOK	2,007,302	USD	JPM	11/07/17	—	(38,073)
50,610,000	NOK	6,235,694	USD	JPM	11/07/17	—	(38,538)
14,830,000	NOK	1,861,788	USD	CBK	11/07/17	—	(45,866)
17,195,000	NOK	2,158,817	USD	JPM	11/07/17	—	(53,303)

The accompanying notes are an integral part of these financial statements.

245

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
32,164,000	NOK	4,012,697	USD	JPM	11/07/17	$—	$(74,240)
32,164,000	NOK	4,042,593	USD	JPM	11/07/17	—	(104,136)
30,824,000	NOK	3,881,480	USD	JPM	11/07/17	—	(107,105)
1,011,166,000	NOK	127,473,699	USD	BOA	11/07/17	—	(3,657,202)
1,032,052,000	NOK	126,463,013	USD	MSC	12/06/17	4,897	—
2,945,000	NZD	2,018,038	USD	SSG	11/07/17	—	(3,068)
2,905,000	NZD	2,008,003	USD	JPM	11/07/17	—	(20,401)
1,130,000	NZD	797,904	USD	CBK	11/07/17	—	(24,758)
365,105,000	NZD	249,830,763	USD	MSC	11/07/17	—	(25,861)
967,000	NZD	693,755	USD	HSBC	11/07/17	—	(32,133)
2,015,000	NZD	1,423,870	USD	MSC	11/07/17	—	(45,206)
2,973,000	NZD	2,087,991	USD	BNP	11/07/17	—	(53,864)
1,717,000	NZD	1,229,475	USD	HSBC	11/07/17	—	(54,703)
2,972,000	NZD	2,088,930	USD	JPM	11/07/17	—	(55,487)
4,028,000	NZD	2,853,081	USD	CBK	11/07/17	—	(97,122)
4,185,000	NZD	2,987,512	USD	CBK	11/07/17	—	(124,135)
5,695,000	NZD	4,033,415	USD	CSFB	11/07/17	—	(136,895)
5,371,000	NZD	3,839,685	USD	CBK	11/07/17	—	(164,846)
5,370,000	NZD	3,849,146	USD	CBK	11/07/17	—	(174,991)
5,580,000	NZD	4,002,596	USD	CBK	11/07/17	—	(184,759)
13,549,000	NZD	9,688,754	USD	JPM	11/07/17	—	(418,526)
3,386,000	PEN	1,033,893	USD	HSBC	11/07/17	7,376	—
7,240,000	PEN	2,224,097	USD	HSBC	11/07/17	2,362	—
9,200,000	PEN	2,829,959	USD	HSBC	11/07/17	—	(757)
8,520,000	PEN	2,623,557	USD	DEUT	11/07/17	—	(3,469)
290,216,000	PLN	79,476,394	USD	GSC	11/07/17	251,962	—
6,585,000	PLN	1,805,693	USD	MSC	11/07/17	3,343	—
2,905,000	PLN	807,514	USD	BCLY	11/07/17	—	(9,450)
2,890,000	PLN	804,758	USD	BCLY	11/07/17	—	(10,815)
44,210,000	PLN	12,224,770	USD	DEUT	11/07/17	—	(79,366)
237,974,000	PLN	65,254,761	USD	MSC	12/06/17	126,807	—
69,850,000	RUB	1,203,688	USD	BOA	11/07/17	—	(10,697)
93,280,000	RUB	1,605,508	USD	BCLY	11/07/17	—	(12,349)
359,942,000	RUB	6,166,188	USD	BCLY	11/07/17	—	(18,625)
69,750,000	RUB	1,211,358	USD	SCB	11/07/17	—	(20,076)
104,270,000	RUB	1,809,301	USD	CBK	11/07/17	—	(28,440)
162,990,000	RUB	2,838,064	USD	MSC	11/07/17	—	(54,306)
209,532,000	RUB	3,584,378	USD	BCLY	12/06/17	—	(24,079)
16,830,000	SEK	2,009,982	USD	CBK	11/07/17	1,107	—
89,431,000	SEK	10,688,168	USD	JPM	11/07/17	—	(1,673)
1,959,000	SEK	240,827	USD	JPM	11/07/17	—	(6,738)
32,508,000	SEK	3,896,081	USD	JPM	11/07/17	—	(11,560)
17,925,000	SEK	2,201,623	USD	CBK	11/07/17	—	(59,688)
16,254,000	SEK	2,003,958	USD	JPM	11/07/17	—	(61,697)
14,401,000	SEK	1,792,733	USD	JPM	11/07/17	—	(71,896)
16,254,000	SEK	2,014,254	USD	JPM	11/07/17	—	(71,994)
18,329,000	SEK	2,280,154	USD	JPM	11/07/17	—	(89,943)
31,310,000	SEK	3,849,174	USD	JPM	11/07/17	—	(107,808)
47,410,000	SEK	5,773,482	USD	CBK	11/07/17	—	(108,257)
32,508,000	SEK	4,031,183	USD	JPM	11/07/17	—	(146,662)
62,390,000	SEK	7,662,890	USD	HSBC	11/07/17	—	(207,640)
65,335,000	SEK	8,021,177	USD	CBK	11/07/17	—	(214,017)
65,335,000	SEK	8,023,634	USD	CBK	11/07/17	—	(216,474)
63,376,000	SEK	7,792,819	USD	JPM	11/07/17	—	(219,748)
83,111,000	SEK	10,202,374	USD	JPM	11/07/17	—	(271,084)
76,540,000	SEK	9,417,448	USD	BNP	11/07/17	—	(271,354)
277,035,000	SEK	33,989,510	USD	JPM	11/07/17	—	(885,406)
312,920,000	SEK	38,412,460	USD	JPM	11/07/17	—	(1,020,304)
1,618,677,000	SEK	199,791,035	USD	BOA	11/07/17	—	(6,368,360)

The accompanying notes are an integral part of these financial statements.

246

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,045,000	SEK	1,439,351	USD	JPM	12/06/17	$2,543	$—
20,685,000	SEK	2,474,616	USD	JPM	12/06/17	1,563	—
32,506,000	SEK	3,892,798	USD	JPM	12/06/17	—	(1,540)
1,289,003,000	SEK	154,554,398	USD	UBS	12/06/17	—	(249,234)
4,945,000	SGD	3,627,504	USD	MSC	11/07/17	283	—
1,370,000	SGD	1,005,378	USD	BCLY	11/07/17	—	(309)
1,645,000	SGD	1,208,126	USD	JPM	11/07/17	—	(1,309)
3,270,000	SGD	2,419,956	USD	SCB	11/07/17	—	(20,995)
135,220,000	SGD	99,250,593	USD	CSFB	11/07/17	—	(49,513)
46,880,000	THB	1,412,686	USD	JPM	11/07/17	—	(1,510)
194,940,000	THB	5,873,898	USD	JPM	11/07/17	—	(5,835)
76,615,000	THB	2,316,963	USD	JPM	11/07/17	—	(10,706)
113,490,000	THB	3,437,216	USD	JPM	11/07/17	—	(20,952)
167,925,000	THB	5,054,937	USD	CSFB	12/06/17	472	—
3,675,000	TRY	997,039	USD	BCLY	11/07/17	—	(30,267)
3,595,000	TRY	996,905	USD	GSC	11/07/17	—	(51,178)
21,550,000	TRY	5,740,068	USD	JPM	11/07/17	—	(70,970)
8,105,000	TRY	2,216,904	USD	JPM	11/07/17	—	(84,744)
21,550,000	TRY	5,773,081	USD	JPM	11/07/17	—	(103,983)
21,550,000	TRY	5,808,826	USD	JPM	11/07/17	—	(139,727)
43,100,000	TRY	11,493,027	USD	HSBC	11/07/17	—	(154,830)
21,550,000	TRY	5,866,500	USD	JPM	11/07/17	—	(197,401)
21,550,000	TRY	5,885,630	USD	JPM	11/07/17	—	(216,532)
21,550,000	TRY	5,891,687	USD	GSC	11/07/17	—	(222,589)
120,804,000	TRY	32,026,511	USD	BCLY	11/07/17	—	(246,940)
20,651,000	TRY	5,696,985	USD	GSC	11/07/17	—	(264,384)
152,435,000	TWD	5,054,043	USD	BCLY	11/07/17	1,676	—
5,365,000	TWD	177,820	USD	JPM	11/07/17	118	—
63,885,000	TWD	2,123,314	USD	UBS	11/07/17	—	(4,479)
63,885,000	TWD	2,124,048	USD	BCLY	11/07/17	—	(5,213)
133,930,000	TWD	4,460,616	USD	JPM	11/07/17	—	(18,641)
36,945,640	USD	47,124,000	AUD	MSC	11/07/17	881,650	—
36,921,654	USD	47,124,000	AUD	ANZ	11/07/17	857,664	—
36,917,819	USD	47,125,000	AUD	NAB	11/07/17	853,063	—
36,837,255	USD	47,124,000	AUD	BOA	11/07/17	773,264	—
13,602,619	USD	17,335,000	AUD	GSC	11/07/17	336,145	—
9,534,458	USD	12,185,000	AUD	JPM	11/07/17	209,279	—
6,774,084	USD	8,629,000	AUD	DEUT	11/07/17	170,312	—
5,122,210	USD	6,565,000	AUD	JPM	11/07/17	98,016	—
3,859,057	USD	4,938,000	AUD	CBK	11/07/17	80,006	—
4,002,123	USD	5,130,000	AUD	CSFB	11/07/17	76,135	—
3,032,112	USD	3,866,000	AUD	CBK	11/07/17	73,462	—
4,030,540	USD	5,180,000	AUD	MSC	11/07/17	66,287	—
2,018,357	USD	2,563,000	AUD	JPM	11/07/17	56,894	—
2,016,566	USD	2,563,000	AUD	JPM	11/07/17	55,102	—
2,024,082	USD	2,580,000	AUD	HSBC	11/07/17	49,609	—
2,876,053	USD	3,703,000	AUD	CBK	11/07/17	42,148	—
2,014,980	USD	2,580,000	AUD	JPM	11/07/17	40,506	—
1,239,831	USD	1,579,000	AUD	HSBC	11/07/17	31,422	—
4,850,600	USD	6,305,000	AUD	JPM	11/07/17	25,385	—
699,376	USD	889,000	AUD	HSBC	11/07/17	19,025	—
1,920,079	USD	2,490,000	AUD	JPM	11/07/17	14,482	—
151,609	USD	198,000	AUD	DEUT	11/07/17	79	—
150,891,674	USD	197,126,000	AUD	DEUT	12/06/17	78,092	—
3,011,499	USD	9,585,000	BRL	MSC	11/03/17	83,006	—
2,978,790	USD	9,550,000	BRL	GSC	11/03/17	60,990	—
2,211,403	USD	7,040,000	BRL	HSBC	11/03/17	60,480	—
1,396,957	USD	4,545,000	BRL	DEUT	11/03/17	8,329	—
1,094,327	USD	3,586,000	BRL	JPM	11/03/17	—	(1,299)

The accompanying notes are an integral part of these financial statements.

247

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,095,334	USD	13,420,000	BRL	DEUT	11/03/17	$—	$(4,862)
2,810,077	USD	9,169,000	BRL	GSC	12/04/17	19,913	—
390,563,737	USD	486,610,000	CAD	RBC	11/07/17	13,352,531	—
16,684,476	USD	20,790,000	CAD	MSC	11/07/17	568,447	—
15,232,929	USD	18,926,000	CAD	BMO	11/07/17	561,838	—
4,023,159	USD	5,024,000	CAD	HSBC	11/07/17	128,646	—
4,006,094	USD	5,025,000	CAD	BMO	11/07/17	110,806	—
3,981,039	USD	5,045,000	CAD	CBK	11/07/17	70,247	—
4,008,535	USD	5,125,000	CAD	BOA	11/07/17	35,728	—
42,811,192	USD	54,889,000	CAD	JPM	11/30/17	254,322	—
1,391,612	USD	1,796,000	CAD	DEUT	11/30/17	—	(874)
43,176,876	USD	53,773,000	CAD	RBC	02/01/18	1,454,816	—
97,025,105	USD	123,267,000	CAD	BCLY	02/01/18	1,383,180	—
4,034,618	USD	3,985,000	CHF	JPM	11/07/17	38,509	—
1,981,222	USD	1,966,000	CHF	CBK	11/07/17	9,741	—
1,980,441	USD	1,966,000	CHF	JPM	11/07/17	8,961	—
1,976,239	USD	1,966,000	CHF	JPM	11/07/17	4,758	—
44,122	USD	44,000	CHF	JPM	11/07/17	—	(1)
1,969,510	USD	1,966,000	CHF	BNP	11/07/17	—	(1,971)
4,037,622	USD	4,025,000	CHF	CBK	12/06/17	—	(7,003)
1,010,998	USD	643,500,000	CLP	HSBC	11/07/17	40	—
914,568	USD	582,900,000	CLP	DEUT	11/07/17	—	(1,185)
1,599,669	USD	1,023,900,000	CLP	HSBC	11/07/17	—	(8,909)
1,199,308	USD	7,970,000	CNH	JPM	12/20/17	1,661	—
2,336,506	USD	15,538,000	CNH	JPM	12/20/17	1,621	—
2,335,909	USD	15,538,000	CNH	JPM	12/20/17	1,024	—
1,405,779	USD	9,366,000	CNH	JPM	12/20/17	—	(1,644)
1,005,808	USD	6,719,000	CNH	JPM	12/20/17	—	(3,852)
3,319,611	USD	22,135,000	CNH	JPM	12/20/17	—	(6,601)
2,192,342	USD	14,658,000	CNH	JPM	12/20/17	—	(10,306)
3,185,777	USD	21,324,000	CNH	JPM	12/20/17	—	(18,567)
1,204,010	USD	3,572,900,000	COP	SCB	11/07/17	30,314	—
1,412,647	USD	4,211,100,000	COP	CBK	11/07/17	29,303	—
1,202,997	USD	3,572,900,000	COP	BOA	11/07/17	29,301	—
2,606,742	USD	7,848,900,000	COP	CBK	11/07/17	28,382	—
1,406,574	USD	4,211,100,000	COP	JPM	11/07/17	23,230	—
1,626,900	USD	35,320,000	CZK	CBK	11/07/17	22,984	—
370,435	USD	8,110,000	CZK	JPM	11/07/17	2,151	—
839,677	USD	18,540,000	CZK	MSC	11/07/17	—	(2,243)
1,213,581	USD	26,740,000	CZK	CBK	12/06/17	—	(2,750)
324,031,754	USD	2,031,290,000	DKK	MSC	11/07/17	5,934,428	—
15,711,129	USD	98,845,000	DKK	MSC	11/07/17	232,133	—
75,185,052	USD	473,349,000	DKK	DEUT	11/15/17	1,023,556	—
33,396,949	USD	209,261,000	DKK	MSC	11/15/17	611,185	—
332,984,477	USD	2,130,135,000	DKK	CBK	12/06/17	—	(1,191,879)
196,755,965	USD	166,280,000	EUR	BCLY	11/07/17	2,994,952	—
196,470,497	USD	166,282,000	EUR	CBK	11/07/17	2,707,154	—
28,407,334	USD	24,063,000	EUR	JPM	11/07/17	367,454	—
38,592,546	USD	32,820,000	EUR	JPM	11/07/17	348,401	—
25,334,428	USD	21,534,000	EUR	JPM	11/07/17	241,515	—
16,254,563	USD	13,750,000	EUR	HSBC	11/07/17	232,107	—
12,183,859	USD	10,275,000	EUR	DEUT	11/07/17	210,715	—
8,122,250	USD	6,854,000	EUR	CBK	11/07/17	135,493	—
8,111,682	USD	6,854,000	EUR	CBK	11/07/17	124,924	—
9,110,249	USD	7,724,000	EUR	JPM	11/07/17	109,708	—
7,853,980	USD	6,648,000	EUR	JPM	11/07/17	107,269	—
8,050,013	USD	6,818,000	EUR	JPM	11/07/17	105,205	—
4,049,428	USD	3,409,000	EUR	JPM	11/07/17	77,025	—
77,374,603	USD	66,335,000	EUR	SSG	11/07/17	76,451	—

The accompanying notes are an integral part of these financial statements.

248

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,063,936	USD	3,438,000	EUR	JPM	11/07/17	$57,739	$—
5,843,489	USD	4,973,000	EUR	CBK	11/07/17	48,604	—
3,879,763	USD	3,291,000	EUR	CBK	11/07/17	44,861	—
4,050,937	USD	3,438,000	EUR	JPM	11/07/17	44,740	—
3,891,316	USD	3,305,000	EUR	MSC	11/07/17	40,101	—
2,024,354	USD	1,704,000	EUR	JPM	11/07/17	38,734	—
2,229,056	USD	1,881,000	EUR	CBK	11/07/17	37,185	—
4,022,348	USD	3,420,000	EUR	CBK	11/07/17	37,126	—
2,020,671	USD	1,704,000	EUR	JPM	11/07/17	35,052	—
2,174,714	USD	1,838,000	EUR	JPM	11/07/17	32,949	—
3,810,483	USD	3,245,000	EUR	UBS	11/07/17	29,184	—
4,019,983	USD	3,425,000	EUR	CBK	11/07/17	28,935	—
1,412,121	USD	1,195,000	EUR	UBS	11/07/17	19,624	—
1,689,079	USD	1,435,000	EUR	CBK	11/07/17	16,917	—
2,018,398	USD	1,719,000	EUR	JPM	11/07/17	15,300	—
243,303	USD	206,000	EUR	JPM	11/07/17	3,258	—
3,967,793	USD	3,409,000	EUR	JPM	11/07/17	—	(4,611)
41,582,043	USD	35,705,000	EUR	CBK	11/07/17	—	(23,905)
10,886,967	USD	9,382,000	EUR	JPM	11/07/17	—	(45,592)
14,009,759	USD	12,095,000	EUR	MSC	11/07/17	—	(84,175)
176,216,670	USD	148,978,612	EUR	DEUT	11/30/17	2,391,479	—
12,709,680	USD	10,868,000	EUR	DEUT	11/30/17	29,121	—
12,538,303	USD	10,810,000	EUR	UBS	11/30/17	—	(74,584)
3,980,178	USD	3,409,000	EUR	JPM	12/06/17	1,054	—
4,005,334	USD	3,435,000	EUR	JPM	12/06/17	—	(4,138)
4,837,763	USD	4,160,000	EUR	CBK	12/06/17	—	(17,959)
201,816,174	USD	173,033,000	EUR	CBK	12/06/17	—	(154,998)
59,129,492	USD	44,173,000	GBP	SSG	11/07/17	449,637	—
35,834,406	USD	26,715,000	GBP	JPM	11/07/17	345,932	—
10,757,797	USD	8,015,000	GBP	JPM	11/07/17	110,591	—
7,781,136	USD	5,820,000	GBP	CBK	11/07/17	49,790	—
7,752,851	USD	5,820,000	GBP	HSBC	11/07/17	21,505	—
10,261,461	USD	7,720,000	GBP	MSC	11/07/17	6,136	—
1,787,509	USD	1,349,000	GBP	JPM	11/07/17	—	(4,516)
2,272,193	USD	1,716,000	GBP	JPM	11/07/17	—	(7,358)
4,025,273	USD	3,040,000	GBP	CBK	11/07/17	—	(13,093)
7,717,923	USD	5,820,000	GBP	MSC	11/07/17	—	(13,423)
2,021,488	USD	1,532,000	GBP	JPM	11/07/17	—	(13,636)
2,019,314	USD	1,532,000	GBP	CBK	11/07/17	—	(15,810)
3,989,735	USD	3,035,000	GBP	DEUT	11/07/17	—	(41,989)
8,079,064	USD	6,130,000	GBP	HSBC	11/07/17	—	(64,089)
8,078,604	USD	6,130,000	GBP	HSBC	11/07/17	—	(64,549)
8,065,241	USD	6,130,000	GBP	JPM	11/07/17	—	(77,912)
11,430,963	USD	8,704,000	GBP	JPM	11/07/17	—	(131,518)
8,008,588	USD	6,130,000	GBP	CBK	11/07/17	—	(134,566)
16,143,693	USD	12,259,000	GBP	JPM	11/07/17	—	(141,285)
16,143,693	USD	12,259,000	GBP	JPM	11/07/17	—	(141,285)
16,756,521	USD	12,749,000	GBP	JPM	11/07/17	—	(179,379)
4,231,885	USD	3,229,000	GBP	SSG	11/30/17	—	(60,457)
2,575,683	USD	1,937,000	GBP	JPM	12/06/17	233	—
1,498,241	USD	1,128,000	GBP	JPM	12/06/17	—	(1,556)
101,629,261	USD	76,514,000	GBP	DEUT	12/06/17	—	(104,345)
1,617,857	USD	420,500,000	HUF	MSC	11/07/17	44,354	—
2,505,404	USD	660,200,000	HUF	JPM	11/07/17	34,948	—
1,219,103	USD	317,100,000	HUF	JPM	11/07/17	32,521	—
1,402,540	USD	371,800,000	HUF	MSC	11/07/17	11,271	—
4,360,621	USD	1,164,700,000	HUF	CBK	12/06/17	—	(3,394)
4,320,492	USD	58,318,000,000	IDR	SCB	11/07/17	22,924	—
4,278,336	USD	58,318,000,000	IDR	BCLY	12/06/17	—	(8,145)

The accompanying notes are an integral part of these financial statements.

249

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
812,610	USD	2,835,000	ILS	CBK	11/07/17	$7,340	$—
1,208,690	USD	4,230,000	ILS	CBK	11/07/17	7,176	—
2,795,061	USD	9,847,000	ILS	GSC	11/07/17	—	(1,937)
809,899	USD	2,855,000	ILS	CBK	12/06/17	—	(1,865)
2,608,687	USD	169,429,000	INR	JPM	11/07/17	—	(4,698)
1,008,105	USD	65,920,000	INR	DEUT	11/07/17	—	(8,688)
6,023,053	USD	394,781,000	INR	BCLY	11/07/17	—	(66,310)
7,877,535	USD	883,902,000	JPY	JPM	11/07/17	101,698	—
7,866,845	USD	883,903,000	JPY	CIBC	11/07/17	90,999	—
7,789,524	USD	877,225,000	JPY	JPM	11/07/17	72,425	—
4,015,746	USD	450,900,000	JPY	GSC	11/07/17	49,101	—
4,028,693	USD	452,900,000	JPY	SSG	11/07/17	44,454	—
5,482,998	USD	621,840,000	JPY	BOA	11/07/17	12,565	—
2,644,283	USD	301,000,000	JPY	BCLY	11/07/17	—	(3,666)
3,242,462	USD	368,773,000	JPY	BCLY	11/30/17	—	(5,028)
8,072,958	USD	914,700,000	JPY	SSG	12/06/17	14,760	—
2,193,345	USD	2,510,700,000	KRW	BNP	11/07/17	—	(47,731)
7,598,580	USD	8,677,350,000	KRW	UBS	11/07/17	—	(146,910)
1,088,229	USD	1,223,790,000	KRW	BCLY	12/06/17	—	(4,294)
15,586,075	USD	284,742,000	MXN	GSC	11/07/17	752,402	—
2,589,019	USD	47,530,000	MXN	BNP	11/07/17	112,937	—
985,296	USD	18,395,000	MXN	CBK	11/07/17	27,006	—
1,832,303	USD	34,660,000	MXN	BNP	11/07/17	26,685	—
984,237	USD	18,395,000	MXN	BNP	11/07/17	25,946	—
2,219,748	USD	42,260,000	MXN	SSG	11/07/17	18,207	—
2,245,116	USD	42,800,000	MXN	SSG	11/07/17	15,445	—
808,419	USD	15,250,000	MXN	JPM	11/07/17	13,968	—
2,019,265	USD	38,530,000	MXN	BNP	11/07/17	12,040	—
796,802	USD	15,210,000	MXN	BNP	11/07/17	4,435	—
11,450,908	USD	220,745,000	MXN	CBK	11/07/17	—	(48,833)
1,001,791	USD	19,310,000	MXN	BNP	12/06/17	1,100	—
305,928,634	USD	2,426,733,000	NOK	BOA	11/07/17	8,777,048	—
4,074,903	USD	32,166,000	NOK	JPM	11/07/17	136,202	—
3,876,901	USD	30,825,000	NOK	JPM	11/07/17	102,403	—
2,042,499	USD	16,083,000	NOK	JPM	11/07/17	73,148	—
1,930,391	USD	15,353,000	NOK	CBK	11/07/17	50,428	—
2,019,212	USD	16,083,000	NOK	JPM	11/07/17	49,861	—
2,017,109	USD	16,083,000	NOK	CBK	11/07/17	47,758	—
2,150,798	USD	17,195,000	NOK	JPM	11/07/17	45,284	—
2,009,802	USD	16,083,000	NOK	JPM	11/07/17	40,451	—
806,204	USD	6,360,000	NOK	BCLY	11/07/17	27,427	—
4,038,533	USD	32,922,000	NOK	JPM	11/07/17	7,259	—
126,380,936	USD	1,032,052,000	NOK	MSC	11/07/17	6,964	—
296,959,159	USD	2,423,454,000	NOK	MSC	12/06/17	—	(11,499)
61,019,376	USD	84,518,000	NZD	JPM	11/07/17	3,192,146	—
54,819,267	USD	75,899,000	NZD	GSC	11/07/17	2,889,158	—
54,802,114	USD	75,899,000	NZD	DEUT	11/07/17	2,872,005	—
54,796,725	USD	75,899,000	NZD	JPM	11/07/17	2,866,616	—
54,772,421	USD	75,897,000	NZD	CBK	11/07/17	2,843,681	—
16,902,704	USD	23,475,000	NZD	DEUT	11/07/17	841,105	—
4,019,771	USD	5,570,000	NZD	BNP	11/07/17	208,776	—
3,863,452	USD	5,370,000	NZD	JPM	11/07/17	189,297	—
2,014,504	USD	2,805,000	NZD	MSC	11/07/17	95,322	—
808,402	USD	1,175,000	NZD	DEUT	11/07/17	4,467	—
249,685,087	USD	365,105,000	NZD	MSC	12/06/17	14,552	—
1,232,190	USD	4,030,000	PEN	DEUT	11/07/17	—	(7,124)
12,318,170	USD	44,209,000	PLN	CBK	11/07/17	173,040	—
1,624,627	USD	5,815,000	PLN	MSC	11/07/17	27,126	—
6,083,210	USD	22,104,000	PLN	CBK	11/07/17	10,782	—

The accompanying notes are an integral part of these financial statements.

250

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
6,082,624	USD	22,104,000	PLN	JPM	11/07/17	$10,197	$—
987,321	USD	3,575,000	PLN	MSC	11/07/17	5,195	—
1,815,513	USD	6,620,000	PLN	MSC	11/07/17	—	(3,138)
1,200,896	USD	4,405,000	PLN	JPM	11/07/17	—	(9,249)
65,255,567	USD	237,974,000	PLN	MSC	11/07/17	—	(120,828)
1,805,670	USD	6,585,000	PLN	MSC	12/06/17	—	(3,509)
3,601,753	USD	209,532,000	RUB	BCLY	11/07/17	23,090	—
1,009,784	USD	58,310,000	RUB	MSC	11/07/17	13,889	—
1,000,686	USD	58,370,000	RUB	MSC	11/07/17	3,766	—
1,397,741	USD	81,670,000	RUB	DEUT	11/07/17	2,873	—
2,984,312	USD	175,015,000	RUB	BCLY	11/07/17	—	(4,824)
1,739,360	USD	102,170,000	RUB	CBK	11/07/17	—	(5,634)
2,983,295	USD	175,015,000	RUB	BCLY	11/07/17	—	(5,842)
1,490,059	USD	87,690,000	RUB	BCLY	12/06/17	60	—
1,487,784	USD	87,690,000	RUB	BCLY	12/06/17	—	(2,216)
38,646,073	USD	312,920,000	SEK	JPM	11/07/17	1,253,917	—
27,038,537	USD	219,044,000	SEK	JPM	11/07/17	864,027	—
11,594,309	USD	93,876,000	SEK	JPM	11/07/17	376,662	—
10,267,951	USD	83,111,000	SEK	CBK	11/07/17	336,660	—
154,316,174	USD	1,289,003,000	SEK	UBS	11/07/17	287,662	—
7,195,292	USD	58,178,000	SEK	JPM	11/07/17	243,352	—
6,026,065	USD	49,130,000	SEK	MSC	11/07/17	155,310	—
3,861,742	USD	31,310,000	SEK	JPM	11/07/17	120,375	—
3,080,525	USD	24,933,000	SEK	CBK	11/07/17	101,174	—
1,983,200	USD	16,254,000	SEK	CBK	11/07/17	40,940	—
1,996,335	USD	16,367,000	SEK	JPM	11/07/17	40,572	—
4,723,635	USD	39,230,000	SEK	MSC	11/07/17	35,874	—
1,989,904	USD	16,367,000	SEK	JPM	11/07/17	34,140	—
4,417,122	USD	36,955,000	SEK	CBK	11/07/17	1,210	—
80,256,569	USD	673,160,000	SEK	JPM	11/07/17	—	(182,214)
168,009,613	USD	227,900,000	SGD	JPM	11/07/17	815,958	—
71,908,537	USD	97,672,000	SGD	BNP	11/07/17	253,694	—
9,746,379	USD	13,243,000	SGD	JPM	11/07/17	30,953	—
1,213,158	USD	1,645,000	SGD	SCB	11/07/17	6,341	—
1,007,225	USD	1,365,000	SGD	SCB	11/07/17	5,823	—
1,032,663	USD	1,405,000	SGD	BCLY	11/07/17	1,917	—
1,412,741	USD	1,925,000	SGD	CBK	11/07/17	509	—
1,403,265	USD	1,920,000	SGD	MSC	11/07/17	—	(5,299)
1,608,706	USD	2,205,000	SGD	MSC	11/07/17	—	(8,942)
99,273,181	USD	135,220,000	SGD	CSFB	12/06/17	43,710	—
5,054,632	USD	167,925,000	THB	CSFB	11/07/17	—	(228)
4,508,901	USD	150,320,000	THB	JPM	11/07/17	—	(16,016)
3,398,404	USD	113,680,000	THB	JPM	11/07/17	—	(23,580)
46,946,969	USD	169,022,000	TRY	DEUT	11/07/17	2,482,824	—
5,739,418	USD	20,651,000	TRY	GSC	11/07/17	306,817	—
5,939,104	USD	21,461,000	TRY	GSC	11/07/17	293,419	—
5,928,944	USD	21,461,000	TRY	JPM	11/07/17	283,259	—
5,838,863	USD	21,550,000	TRY	HSBC	11/07/17	169,765	—
5,834,911	USD	21,550,000	TRY	HSBC	11/07/17	165,812	—
5,376,341	USD	20,201,000	TRY	JPM	11/07/17	62,121	—
995,343	USD	3,585,000	TRY	MSC	11/07/17	52,247	—
1,178,249	USD	4,310,000	TRY	MSC	11/07/17	44,429	—
1,598,036	USD	5,910,000	TRY	JPM	11/07/17	43,309	—
1,625,489	USD	6,015,000	TRY	JPM	11/07/17	43,139	—
1,787,864	USD	6,734,000	TRY	JPM	11/07/17	16,370	—
1,791,395	USD	6,780,000	TRY	JPM	11/07/17	7,799	—
31,752,924	USD	120,804,000	TRY	BCLY	12/06/17	246,355	—
1,000,976	USD	3,835,000	TRY	GSC	12/06/17	780	—
4,835,047	USD	146,045,000	TWD	BCLY	11/07/17	—	(8,740)

The accompanying notes are an integral part of these financial statements.

251

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
9,004,116	USD	273,455,000	TWD	DEUT	11/07/17	$—	$(65,401)
12,547,055	USD	167,320,000	ZAR	JPM	11/07/17	727,750	—
6,186,314	USD	83,660,000	ZAR	JPM	11/07/17	276,661	—
6,181,012	USD	83,660,000	ZAR	JPM	11/07/17	271,359	—
11,972,477	USD	167,125,000	ZAR	GSC	11/07/17	166,946	—
11,949,791	USD	167,125,000	ZAR	GSC	11/07/17	144,260	—
1,414,879	USD	19,190,000	ZAR	GSC	11/07/17	59,318	—
1,988,171	USD	27,350,000	ZAR	JPM	11/07/17	56,196	—
1,199,670	USD	16,280,000	ZAR	GSC	11/07/17	49,668	—
994,918	USD	13,410,000	ZAR	BCLY	11/07/17	47,650	—
1,001,155	USD	13,610,000	ZAR	GSC	11/07/17	39,759	—
1,017,110	USD	13,940,000	ZAR	MSC	11/07/17	32,404	—
5,934,324	USD	83,563,000	ZAR	GSC	11/07/17	31,523	—
1,189,435	USD	16,460,000	ZAR	GSC	11/07/17	26,718	—
177,894	USD	2,460,000	ZAR	HSBC	11/07/17	4,122	—
1,276,452	USD	18,090,000	ZAR	GSC	11/07/17	—	(1,407)
30,933,065	USD	437,873,000	ZAR	GSC	12/06/17	164,542	—
110,000	ZAR	8,022	USD	JPM	11/07/17	—	(252)
13,830,000	ZAR	995,462	USD	GSC	11/07/17	—	(18,525)
16,056,000	ZAR	1,180,322	USD	JPM	11/07/17	—	(46,144)
44,570,000	ZAR	3,195,096	USD	GSC	11/07/17	—	(46,719)
32,530,000	ZAR	2,390,616	USD	JPM	11/07/17	—	(92,732)
27,170,000	ZAR	2,033,378	USD	GSC	11/07/17	—	(114,119)
83,660,000	ZAR	6,055,715	USD	GSC	11/07/17	—	(146,062)
437,873,000	ZAR	31,087,895	USD	GSC	11/07/17	—	(157,015)
83,660,000	ZAR	6,071,646	USD	JPM	11/07/17	—	(161,993)
153,784,000	ZAR	11,259,958	USD	GSC	11/07/17	—	(396,821)

Total						$84,657,780	$(32,302,849)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
ANZ	Australia and New Zealand Banking Group
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
CIBC	Canadian Imperial Bank of Commerce
CSFB	Credit Suisse First Boston Corp.
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank Limited
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar

The accompanying notes are an integral part of these financial statements.

252

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments) - (continued)
Currency Abbreviations: - (continued)
THB	Thai Baht
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit iTraxx - Europe
ITRAXX.SEN.FIN	Markit iTraxx - Europe Senior Financials
ITRAXX.XOV	Markit iTraxx Index - Europe Crossover
CMT	Constant Maturity Treasury

Other Abbreviations:
BBSW	Bank Bill Swap Referance Rate
CDOR	Canadian Dollar Offered Rate
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
KSDA	Korea Securities Dealers Association
LIBOR	London Interbank Offered Rate
NIBOR	Norwegian Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class
STIBOR	Stockholm Interbank Offered Rate
WIBOR	Warsaw Interbank Offered Rate
PIK	Payment-in-kind

The accompanying notes are an integral part of these financial statements.

253

The Hartford World Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund's investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Banks	$1,355,240	$1,355,240	$—	$—
Energy	15,842	—	15,842	—
Utilities	801,458	—	801,458	—
Asset & Commercial Mortgage Backed Securities	351,195,071	—	351,195,071	—
Corporate Bonds	661,044,872	—	661,044,872	—
Foreign Government Obligations	2,205,303,173	—	2,205,303,173	0
Municipal Bonds	2,478,784	—	2,478,784	—
Senior Floating Rate Interests	89,262,005	—	89,262,005	—
U.S. Government Agencies	24,982,379	—	24,982,379	—
U.S. Government Securities	574,660,674	—	574,660,674	—
Convertible Bonds	20,236,266	—	20,236,266	—
Preferred Stocks	554,086	554,086	—	—
Convertible Preferred Stocks	3,771,450	—	3,771,450	—
Short-Term Investments	28,231,644	28,231,644	—	—
Purchased Options	834,118	—	834,118	—
Foreign Currency Contracts(2)	84,657,780	—	84,657,780	—
Futures Contracts(2)	7,041,315	7,041,315	—	—
Swaps - Credit Default(2)	2,830,748	—	2,830,748	—
Swaps - Interest Rate(2)	4,780,432	—	4,780,432	—

Total	$4,064,037,337	$37,182,285	$4,026,855,052	$0

Liabilities
Foreign Currency Contracts(2)	$(32,302,849)	$—	$(32,302,849)	$—
Futures Contracts(2)	(3,926,827)	(3,926,827)	—	—
Swaps - Credit Default(2)	(4,500,933)	—	(4,500,933)	—
Swaps - Interest Rate(2)	(2,483,420)	—	(2,483,420)	—
Written Options	(142,042)	—	(142,042)	—

Total	$(43,356,071)	$(3,926,827)	$(39,429,244)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

The accompanying notes are an integral part of these financial statements.

254

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255

Fixed Income Funds

Statements of Assets and Liabilities

October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Assets:
Investments in securities, at market value	$154,433,912	$4,344,488,181	$556,457,775
Cash	—	22,271,579	—
Cash collateral due from broker on futures contracts	—	—	—
Cash collateral due from broker on swap contracts	218,078	—	—
Foreign currency	483,445	30,356,436	7,993,694
Unrealized appreciation on OTC swap contracts	41,167	—	—
Unrealized appreciation on foreign currency contracts	4,298,238	1,812,006	415,134
Unrealized appreciation on bond forward contracts	—	—	—
Receivables:
Investment securities sold	1,740,810	65,637,570	17,112,116
Fund shares sold	286,432	2,696,076	683,797
Dividends and interest	2,336,049	23,629,945	2,969,215
Variation margin on futures contracts	62,783	—	—
Variation margin on centrally cleared swap contracts	—	—	—
Other assets	75,726	157,266	110,079

Total assets	163,976,640	4,491,049,059	585,741,810

Liabilities:
Unrealized depreciation on foreign currency contracts	6,324,399	528,692	64,233
Bank overdraft	4,266	—	4,886,397
Unrealized depreciation on OTC swap contracts	11,235	—	—
Cash collateral due to broker on swap contracts	350,000	—	—
Payables:
Investment securities purchased	1,585,995	358,997,905	67,052,371
Fund shares redeemed	73,757	11,664,598	1,462,373
Investment management fees	107,890	2,113,434	304,674
Transfer agent fees	9,764	246,749	36,538
Accounting services fees	2,285	61,032	7,849
Board of Directors’ fees	405	18,423	2,080
Variation margin on centrally cleared swap contracts	7,839	—	—
Foreign taxes	21,033	—	—
Distribution fees	4,094	1,071,217	106,833
Distributions payable	—	1,628,000	37,622
Litigation	—	1,972,740	—
Written options	481,256	—	—
Accrued expenses	42,963	232,041	53,975
OTC swap contracts premiums received	—	—	—

Total liabilities	9,027,181	378,534,831	74,014,945

Net assets	$154,949,459	$4,112,514,228	$511,726,865

Summary of Net Assets:
Capital stock and paid-in-capital	$183,925,613	$4,372,186,271	$543,090,903
Undistributed (distributions in excess of) net investment income	26,496,381	(2,949,559)	(306,337)
Accumulated net realized gain (loss)	(51,120,096)	(228,844,550)	(28,021,878)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(4,352,439)	(27,877,934)	(3,035,823)

Net assets	$154,949,459	$4,112,514,228	$511,726,865

Shares authorized	610,000,000	3,310,000,000	610,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$7.62	$8.74	$10.06

Maximum offering price per share	$7.98	$9.01	$10.37

Shares outstanding	1,091,770	92,259,528	14,425,967

Net Assets	$8,324,244	$806,758,869	$145,098,527

The accompanying notes are an integral part of these financial statements.

256

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$368,317,428	$587,640,435	$23,250,444	$683,899,145	$178,985,553	$20,139,199
4,147	—	—	—	—	—
—	659,000	—	—	—	—
—	—	—	—	—	—
—	120,234	—	—	—	—
—	126,945	—	—	2,187,888	—
80,439	694,896	—	—	—	—
—	194,795	—	—	—	—

1,117,365	398,865	—	410,988	1,147,546	—
516,588	195,201	3,720	1,281,521	32,557	—
5,705,177	1,157,922	310,040	8,956,663	2,294,312	224,538
—	11,828	—	—	—	—
121,117	—	—	—	—	—
87,247	344,752	30,140	41,363	46,414	30,165

375,949,508	591,544,873	23,594,344	694,589,680	184,694,270	20,393,902

—	151,256	—	—	—	—
—	260,000	—	—	—	—
—	540,634	—	—	1,053,993	—
—	260,000	—	—	949,000	—

5,913,385	2,630,310	252,180	12,703,293	1,463,508	611,135
659,429	1,102,014	26,051	1,442,821	166,965	9,669
203,498	246,590	6,791	194,293	54,445	5,841
38,418	48,668	635	22,966	7,306	363
5,635	9,014	272	8,076	2,178	234
1,526	2,595	89	2,808	798	77
—	28,525	—	—	—	—
—	5,591	—	—	—	—
97,717	160,895	2,798	139,460	36,394	2,237
40,984	—	6	236,919	43,812	—
—	—	—	—	—	—
—	—	—	—	—	—
64,882	82,435	32,367	53,727	33,935	32,494
—	15,520	—	—	—	—

7,025,474	5,544,047	321,189	14,804,363	3,812,334	662,050

$368,924,034	$586,000,826	$23,273,155	$679,785,317	$180,881,936	$19,731,852

$377,194,769	$636,619,002	$22,915,693	$682,490,387	$190,747,619	$19,700,814
(179,467)	21,724,821	7,425	166,371	(444,868)	6,107
(17,087,865)	(75,579,957)	(71,050)	(17,598,532)	(16,134,247)	(54,077)
8,996,597	3,236,960	421,087	14,727,091	6,713,432	79,008

$368,924,034	$586,000,826	$23,273,155	$679,785,317	$180,881,936	$19,731,852

610,000,000	6,355,000,000	350,000,000	850,000,000	19,400,000,000	350,000,000

$0.0010	$0.0010	$0.0010	$0.0010	$0.0001	$0.0010

$7.49	$10.95	$10.32	$8.60	$9.24	$10.04

$7.84	$11.47	$10.81	$9.01	$9.68	$10.51

29,998,261	18,621,181	1,251,382	29,211,003	10,429,949	832,622

$224,824,215	$203,962,333	$12,913,170	$251,142,908	$96,337,566	$8,363,133

The accompanying notes are an integral part of these financial statements.

257

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Class C: Net asset value per share	$7.62	$8.73	$10.06

Shares outstanding	364,478	119,893,284	8,847,513

Net Assets	$2,777,348	$1,046,989,546	$89,003,173

Class I: Net asset value per share	$7.61	$8.75	$10.07

Shares outstanding	6,147,572	207,564,387	24,881,863

Net Assets	$46,767,988	$1,817,212,841	$250,467,835

Class R3: Net asset value per share	$7.60	$8.76	$10.05

Shares outstanding	1,550	1,140,066	33,726

Net Assets	$11,775	$9,993,077	$338,938

Class R4: Net asset value per share	$7.60	$8.73	$10.04

Shares outstanding	6,030	727,710	70,601

Net Assets	$45,827	$6,358,878	$708,793

Class R5: Net asset value per share	$7.38	$8.74	$10.03

Shares outstanding	1,454	251,641	184,466

Net Assets	$10,735	$2,199,713	$1,850,736

Class Y: Net asset value per share	$7.57	$8.73	$10.04

Shares outstanding	12,523,590	42,896,252	709,186

Net Assets	$94,801,563	$374,593,904	$7,121,107

Class F: Net asset value per share	$7.61	$8.76	$10.07

Shares outstanding	290,447	5,526,567	1,702,618

Net Assets	$2,209,979	$48,407,400	$17,137,756

Cost of investments	$156,757,027	$4,373,831,050	$559,898,684
Cost of foreign currency	$490,620	$30,357,788	$7,994,183
Proceeds of written option contracts	$607,486	$—	$—

The accompanying notes are an integral part of these financial statements.

258

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund
$7.47	$10.47	$10.32	$8.60	$9.18	$10.04

7,651,068	10,522,139	321,413	11,682,720	1,954,903	359,943

$57,139,471	$110,181,514	$3,316,803	$100,507,090	$17,945,981	$3,613,788

$7.54	$11.15	$10.32	$8.61	$9.26	$10.05

3,847,111	5,119,256	573,341	35,155,484	4,781,708	721,319

$28,998,318	$57,101,168	$5,916,626	$302,855,086	$44,276,340	$7,245,762

$7.49	$10.74	$—	$—	$—	$—

345,149	4,557,955	—	—	—	—

$2,585,529	$48,952,992	$—	$—	$—	$—

$7.51	$10.94	$—	$—	$—	$—

194,893	1,030,696	—	—	—	—

$1,462,680	$11,277,706	$—	$—	$—	$—

$7.49	$11.12	$—	$—	$—	$—

118,095	262,845	—	—	—	—

$884,620	$2,923,795	$—	$—	$—	$—

$7.48	$11.18	$—	$—	$9.21	$—

980,433	2,857,031	—	—	1,755,603	—

$7,330,349	$31,947,066	$—	$—	$16,169,072	$—

$7.53	$11.16	$10.32	$8.61	$9.25	$10.05

6,067,218	10,725,421	109,191	2,935,023	664,910	50,688

$45,698,852	$119,654,252	$1,126,556	$25,280,233	$6,152,977	$509,169

$359,440,149	$586,215,441	$22,829,357	$669,172,054	$173,406,016	$20,060,191
$—	$121,128	$—	$—	$—	$—
$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

259

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Assets:
Investments in securities, at market value	$184,109,354	$948,455,171	$516,372,884
Cash	213	2,944,413	7,644
Cash collateral due from broker on futures contracts	—	—	180,898
Foreign currency	6,068,159	945,125	1,156,187
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	79,576	30,901	804,725
Receivables:
Investment securities sold	64,122,149	293,433	22,623,191
Fund shares sold	31,780	1,813,751	624,747
Dividends and interest	348,083	4,767,656	4,326,078
Variation margin on futures contracts	2,376	558,547	—
Variation margin on centrally cleared swap contracts	801,965	—	—
OTC swap contracts premiums paid	—	—	2,548,699
Other assets	70,895	89,226	156,539

Total assets	255,634,550	959,898,223	548,801,592

Liabilities:
Unrealized depreciation on foreign currency contracts	3,564	140	527,159
Bank overdraft	—	—	—
Bank overdraft - foreign cash	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	912,788
Cash collateral due to broker on futures contracts	—	—	118,638
Cash collateral due to broker on swap contracts	—	—	331,000
TBA sale commitments, at market value	48,305,932	—	20,560,156
Payables:
Investment securities purchased	70,069,990	31,471,806	18,558,825
Fund shares redeemed	86,335	2,708,370	440,583
Investment management fees	58,050	333,581	234,458
Transfer agent fees	1,801	70,082	40,984
Accounting services fees	2,090	14,056	9,382
Board of Directors’ fees	546	3,862	1,941
Variation margin on centrally cleared swap contracts	—	—	157,430
Variation margin on futures contracts	—	—	107,569
Foreign taxes	—	—	118
Distribution fees	5,054	186,968	97,785
Distributions payable	69	101,458	44
Written options	—	—	—
Accrued expenses	34,410	77,832	67,989
OTC swap contracts premiums received	—	—	3,928,871

Total liabilities	118,567,841	34,968,155	46,095,720

Net assets	$137,066,709	$924,930,068	$502,705,872

Summary of Net Assets:
Capital stock and paid-in-capital	$139,063,749	$923,559,626	$512,769,545
Undistributed (distributions in excess of) net investment income	329,502	639,165	11,350,015
Accumulated net realized gain (loss)	(2,012,717)	(3,360,112)	(22,952,507)
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	(313,825)	4,091,389	1,538,819

Net assets	$137,066,709	$924,930,068	$502,705,872

Shares authorized	560,000,000	760,000,000	1,050,000,000

Par value	$0.0010	$0.0010	$0.0010

Class A: Net asset value per share	$9.95	$9.87	$9.00

Maximum offering price per share	$10.42	$10.07	$9.42

Shares outstanding	1,348,035	53,077,022	18,001,637

Net Assets	$13,410,005	$523,916,126	$161,969,101

The accompanying notes are an integral part of these financial statements.

260

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund

$2,906,588,109	$3,964,727,062
—	—
—	—
295,443	490,750
1,128,966	3,698,439

1,359,240	84,657,780
585,350,290	254,288
2,635,879	9,874,305
12,244,373	34,073,301
4,008,178	1,116,751
—	—
5,275,320	6,595,899
106,869	273,178

3,518,992,667	4,105,761,753

109,895	32,302,849
—	29,623
13,191,927	—
4,051,760	3,164,701
—	—
940,000	891,000
305,327,452	—

913,730,335	8,413,851
1,738,392	3,771,928
737,374	2,089,571
123,712	257,886
42,076	73,622
9,020	16,914
217,375	1,217,990
3,976,351	—
—	—
218,183	158,838
53,262	—
—	142,042
155,961	516,735
8,958,186	7,352,745

1,253,581,261	60,400,295

$2,265,411,406	$4,045,361,458

$2,244,916,875	$4,047,419,347
15,046,078	(45,098,181)
(4,928,623)	(29,435,407)
10,377,076	72,475,699

$2,265,411,406	$4,045,361,458

1,150,000,000	1,400,000,000

$0.0010	$0.0010

$10.44	$10.45

$10.93	$10.94

73,975,648	31,676,052

$772,485,739	$331,083,912

The accompanying notes are an integral part of these financial statements.

261

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Class C: Net asset value per share	$9.87	$9.87	$9.03

Shares outstanding	259,113	10,439,039	8,194,928

Net Assets	$2,558,489	$103,013,268	$74,016,549

Class I: Net asset value per share	$9.95	$9.89	$9.03

Shares outstanding	387,002	18,805,480	9,233,292

Net Assets	$3,851,977	$185,947,547	$83,344,836

Class R3: Net asset value per share	$9.93	$9.84	$8.98

Shares outstanding	25,303	119,380	36,636

Net Assets	$251,226	$1,175,186	$329,025

Class R4: Net asset value per share	$9.96	$9.85	$8.99

Shares outstanding	1,127	63,538	83,227

Net Assets	$11,223	$626,158	$748,451

Class R5: Net asset value per share	$9.96	$9.86	$8.99

Shares outstanding	2,990	81,862	163,186

Net Assets	$29,795	$806,994	$1,467,207

Class R6: Net asset value per share	$—	$—	$8.99

Shares outstanding	—	—	1,265

Net Assets	$—	$—	$11,371

Class Y: Net asset value per share	$10.04	$9.84	$8.99

Shares outstanding	1,472	563,614	73,022

Net Assets	$14,775	$5,548,605	$656,737

Class F: Net asset value per share	$9.96	$9.89	$9.02

Shares outstanding	11,740,613	10,503,860	19,966,021

Net Assets	$116,939,219	$103,896,184	$180,162,595

Cost of investments	$184,152,553	$945,135,905	$513,097,407
Cost of foreign currency	$6,177,358	$945,206	$1,149,354
Proceeds receivable of TBA sale commitments	$48,347,118	$—	$20,552,350
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

262

Fixed Income Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund
$10.46	$10.31

5,660,145	9,882,010

$59,204,237	$101,881,934

$10.45	$10.50

3,366,273	179,019,744

$35,182,205	$1,880,345,314

$10.64	$10.41

549,977	205,450

$5,851,231	$2,138,557

$10.62	$10.46

1,345,509	63,464

$14,290,320	$664,048

$10.62	$10.51

145,747	198,640

$1,547,631	$2,087,039

$10.61	$10.53

102,903	111,688

$1,091,556	$1,176,306

$10.61	$10.53

41,331,296	46,572,921

$438,588,579	$490,320,621

$10.46	$10.51

89,635,533	117,555,640

$937,169,908	$1,235,663,727

$2,893,194,145	$3,948,711,523
$324,028	$489,282
$305,652,137	$—
$—	$363,506

The accompanying notes are an integral part of these financial statements.

263

Fixed Income Funds

Statements of Operations

For the Year Ended October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Investment Income:
Dividends	$—	$5,968,342	$772,550
Interest	6,851,236	188,176,222	22,728,857
Other income	1,292	447	419
Less: Foreign tax withheld	(123,453)	—	—

Total investment income, net	6,729,075	194,145,011	23,501,826

Expenses:
Investment management fees	933,496	25,088,583	3,283,063
Administrative services fees
Class R3	26	21,671	666
Class R4	76	10,994	1,132
Class R5	11	2,014	1,434
Transfer agent fees
Class A	9,026	733,504	104,093
Class B	—	4,467	—
Class C	3,317	847,153	77,866
Class I	38,514	1,189,598	235,224
Class R3	27	2,874	193
Class R4	27	1,200	107
Class R5	7	1,177	27
Class Y	17,634	101,062	1,322
Class F	—	—	—
Distribution fees
Class A	15,272	2,120,767	336,298
Class B	—	18,685	—
Class C	21,338	11,445,303	898,986
Class R3	65	54,178	1,666
Class R4	126	18,324	1,887
Custodian fees	21,522	36,387	5,881
Registration and filing fees	112,999	288,287	119,549
Accounting services fees	19,768	723,458	84,497
Board of Directors’ fees	3,034	124,149	13,638
Audit fees	31,953	36,542	29,202
Other expenses	23,853	591,454	80,437

Total expenses (before waivers and fees paid indirectly)	1,252,091	43,461,831	5,277,168
Expense waivers	(189,870)	(22,206)	(286,869)
Transfer agent fee waivers	—	—	—
Distribution fee reimbursements	(280)	(5,964)	(295)

Total waivers and fees paid indirectly	(190,150)	(28,170)	(287,164)

Total expenses, net	1,061,941	43,433,661	4,990,004

Net Investment Income (Loss)	5,667,134	150,711,350	18,511,822

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	578,567	6,307,330	1,231,352
Less: Foreign taxes paid on realized capital gains	(41,741)	—	—
Net realized gain (loss) on purchased options contracts	(336,482)	—	—
Net realized gain (loss) on futures contracts	(40,108)	—	—
Net realized gain (loss) on written options contracts	707,778	—	—
Net realized gain (loss) on swap contracts	236,749	—	—
Net realized gain (loss) on bond forward contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	3,176,574	(10,455,069)	(1,741,041)
Net realized gain (loss) on other foreign currency transactions	(215,087)	755,203	102,889

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	4,066,250	(3,392,536)	(406,800)

The accompanying notes are an integral part of these financial statements.

264

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$187,830	$—	$—	$—	$—	$—
21,770,219	13,428,763	609,261	21,342,522	6,235,937	344,970
493	—	—	—	436	718
—	(5,930)	—	—	—	—

21,958,542	13,422,833	609,261	21,342,522	6,236,373	345,688

2,346,682	2,936,440	73,629	2,246,091	636,493	64,428

5,916	104,672	—	—	—	—
2,400	20,606	—	—	—	—
743	2,916	—	—	—	—

401,045	307,407	6,275	92,628	50,325	3,161
3,073	7,996	—	381	292	—
59,362	150,521	467	51,849	10,725	798
98,074	113,173	652	141,003	18,811	500
1,079	6,150	—	—	—	—
561	1,860	—	—	—	—
189	990	—	—	—	—
725	8,663	—	—	4,247	—
—	—	—	—	—	—

577,016	538,965	28,879	630,924	253,497	19,851
7,335	23,461	—	3,454	1,324	—
586,837	1,275,356	31,587	1,105,468	208,197	37,075
14,789	261,681	—	—	—	—
4,000	34,343	—	—	—	—
4,560	11,191	—	2,537	415	—
135,554	119,854	55,298	128,506	84,347	54,948
64,985	107,458	2,945	93,151	25,460	2,577
10,795	17,747	507	20,318	5,316	422
31,791	32,217	27,684	32,193	28,396	27,687
94,328	97,819	8,195	83,948	27,729	7,923

4,451,839	6,181,486	236,118	4,632,451	1,355,574	219,370
(385,562)	(460,113)	(77,735)	(306)	(91,265)	(77,629)
(878)	(1,025)	—	—	—	—
(3,533)	(5,241)	(24,456)	(1,423)	(1,878)	(23,573)

(389,973)	(466,379)	(102,191)	(1,729)	(93,143)	(101,202)

4,061,866	5,715,107	133,927	4,630,722	1,262,431	118,168

17,896,676	7,707,726	475,334	16,711,800	4,973,942	227,520

1,592,146	(1,375,921)	(33,991)	(931,780)	(540,798)	(38,769)
—	—	—	—	—	—
—	—	—	—	—	—
—	744,926	—	(23)	—	—
—	—	—	—	—	—
657,172	967,725	—	—	(461,773)	—
—	12,982	—	—	—	—
(171,380)	600,472	—	—	—	—
(8,672)	1,352,865	—	—	—	—

2,069,266	2,303,049	(33,991)	(931,803)	(1,002,571)	(38,769)

The accompanying notes are an integral part of these financial statements.

265

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Emerging Markets Local Debt Fund	The Hartford Floating Rate Fund	The Hartford Floating Rate High Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(2,118,319)	$75,639,591	$9,245,538
Net unrealized appreciation (depreciation) of purchased options contracts	(60,321)	—	—
Net unrealized appreciation (depreciation) of futures contracts	84	—	—
Net unrealized appreciation (depreciation) of written options contracts	44,169	—	—
Net unrealized appreciation (depreciation) of swap contracts	29,529	—	—
Net unrealized appreciation (depreciation) of bond forward contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	(1,492,151)	1,977,667	395,407
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(100,067)	87,577	46,065

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(3,697,076)	77,704,835	9,687,010

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	369,174	74,312,299	9,280,210

Net Increase (Decrease) in Net Assets Resulting from Operations	$6,036,308	$225,023,649	$27,792,032

The accompanying notes are an integral part of these financial statements.

266

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford High Yield Fund	The Hartford Inflation Plus Fund	Hartford Municipal Income Fund	The Hartford Municipal Opportunities Fund	The Hartford Municipal Real Return Fund	Hartford Municipal Short Duration Fund

$8,180,773	$(9,629,741)	$74,593	$(8,804,907)	$(1,411,104)	$(30,423)
—	—	—	—	—	—
—	(211,039)	—	—	—	—
—	—	—	—	—	—
96,284	444,778	—	—	1,250,724	—
—	307,451	—	—	—	—
124,371	141,665	—	—	—	—
53	(9,380)	—	—	—	—

8,401,481	(8,956,266)	74,593	(8,804,907)	(160,380)	(30,423)

10,470,747	(6,653,217)	40,602	(9,736,710)	(1,162,951)	(69,192)

$28,367,423	$1,054,509	$515,936	$6,975,090	$3,810,991	$158,328

The accompanying notes are an integral part of these financial statements.

267

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Investment Income:
Dividends	$—	$—	$54,200
Interest	3,237,441	25,928,923	19,824,952
Other income	360	473	1,069
Less: Foreign tax withheld	—	—	(19,640)

Total investment income, net	3,237,801	25,929,396	19,860,581

Expenses:
Investment management fees	632,098	3,870,614	2,201,674
Administrative services fees
Class R3	510	2,579	480
Class R4	20	944	300
Class R5	41	545	524
Transfer agent fees
Class A	14,195	638,602	164,644
Class B	—	3,307	2,391
Class C	3,713	100,905	66,200
Class I	6,770	174,961	57,252
Class R3	44	377	249
Class R4	7	194	81
Class R5	7	61	51
Class R6	—	—	7
Class Y	568	1,354	1,072
Class F	—	—	—
Distribution fees
Class A	34,869	1,316,576	302,944
Class B	—	2,667	2,742
Class C	31,794	1,139,040	694,312
Class R3	1,275	6,448	1,201
Class R4	33	1,573	501
Custodian fees	1,501	5,022	33,466
Registration and filing fees	116,044	200,429	140,976
Accounting services fees	22,755	162,928	88,071
Board of Directors’ fees	3,687	26,992	11,421
Audit fees	31,500	32,456	39,040
Other expenses	19,650	129,401	61,802

Total expenses (before waivers and fees paid indirectly)	921,081	7,817,975	3,871,401
Expense waivers	(100,470)	(2,727)	(228,897)
Transfer agent fee waivers	—	(110)	(7)
Distribution fee reimbursements	(501)	(116,074)	(523)

Total waivers and fees paid indirectly	(100,971)	(118,911)	(229,427)

Total expenses, net	820,110	7,699,064	3,641,974

Net Investment Income (Loss)	2,417,691	18,230,332	16,218,607

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	(1,041,525)	1,216,252	4,886,006
Less: Foreign taxes paid on realized capital gains	—	—	(1,095)
Net realized gain (loss) on purchased options contracts	—	—	49,849
Net realized gain (loss) on futures contracts	(665,769)	1,171,153	(1,216,134)
Net realized gain (loss) on written options contracts	—	—	367,194
Net realized gain (loss) on swap contracts	18,217	—	3,643,108
Net realized gain (loss) on foreign currency contracts	57,742	(133,055)	(2,988,216)
Net realized gain (loss) on other foreign currency transactions	31,544	(1,926)	(88,514)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(1,599,791)	2,252,424	4,652,198

The accompanying notes are an integral part of these financial statements.

268

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund

$67,965	$213,076
71,660,632	77,290,424
1,534	1,084
(52,752)	(72,628)

71,677,379	77,431,956

8,176,824	23,088,588

11,941	3,958
21,608	1,385
1,459	1,802

1,105,269	571,953
11,366	—
90,133	125,275
496,533	4,210,214
1,820	437
942	221
130	269
24	253
116,455	106,923
—	—

1,872,282	961,720
18,599	—
637,009	1,245,257
29,853	9,896
36,013	2,309
33,552	271,661
230,771	332,006
465,379	820,395
63,099	113,307
36,896	36,053
360,455	1,003,972

13,818,412	32,907,854
(190,908)	(1,252,547)
(41,662)	(194)
(8,451)	(1,474)

(241,021)	(1,254,215)

13,577,391	31,653,639

58,099,988	45,778,317

5,651,378	37,764,831
—	—
404,318	(3,035,106)
1,882,441	(10,459,863)
197,291	1,846,892
5,232,817	2,419,229
(62,117)	(96,419,849)
(36,773)	(9,967,459)

13,269,355	(77,851,325)

The accompanying notes are an integral part of these financial statements.

269

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	The Hartford Quality Bond Fund	The Hartford Short Duration Fund	The Hartford Strategic Income Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$(789,796)	$(3,783,418)	$5,463,913
Net unrealized appreciation (depreciation) of purchased options contracts	(55,065)	—	18,187
Net unrealized appreciation (depreciation) of futures contracts	41,295	171,038	(449)
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	(14,221)	—	(1,104,165)
Net unrealized appreciation (depreciation) of foreign currency contracts	76,012	30,761	1,434,339
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(109,229)	(1,623)	33,446

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(851,004)	(3,583,242)	5,845,271

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(2,450,795)	(1,330,818)	10,497,469

Net Increase (Decrease) in Net Assets Resulting from Operations	$(33,104)	$16,899,514	$26,716,076

The accompanying notes are an integral part of these financial statements.

270

Fixed Income Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

The Hartford Total Return Bond Fund	The Hartford World Bond Fund

$(15,679,319)	$46,764,990
(153,095)	(35,647)
(668,556)	(2,445,520)
—	494,199
(3,330,759)	2,678,918
1,515,197	31,518,670
17,214	297,269

(18,299,318)	79,272,879

(5,029,963)	1,421,554

$53,070,025	$47,199,871

The accompanying notes are an integral part of these financial statements.

271

Fixed Income Funds

Statements of Changes in Net Assets

	The Hartford Emerging Markets Local Debt Fund		The Hartford Floating Rate Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$5,667,134	$6,308,397	$150,711,350	$169,349,410
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	4,066,250	(19,608,998)	(3,392,536)	(172,776,553)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,697,076)	19,354,382	77,704,835	217,049,671

Net Increase (Decrease) in Net Assets Resulting from Operations	6,036,308	6,053,781	225,023,649	213,622,528

Distributions to Shareholders:
From net investment income
Class A	(284,894)	—	(30,382,592)	(39,154,884)
Class B	—	—	(54,241)	(192,432)
Class C	(82,993)	—	(32,799,511)	(44,415,416)
Class I	(1,425,078)	—	(67,793,244)	(62,929,243)
Class R3	(523)	—	(359,006)	(463,178)
Class R4	(2,266)	—	(260,730)	(368,379)
Class R5	(518)	—	(77,544)	(109,584)
Class Y	(3,612,576)	—	(14,437,545)	(14,164,583)
Class F(1)	(21,990)	—	(366,550)	—

Total from net investment income	(5,430,838)	—	(146,530,963)	(161,797,699)

From tax return of capital
Class A	—	(256,662)	(774,083)	—
Class B	—	—	(1,382)	—
Class C	—	(47,082)	(835,661)	—
Class I	—	(188,061)	(1,727,224)	—
Class R3	—	(8,101)	(9,147)	—
Class R4	—	(9,329)	(6,643)	—
Class R5	—	(8,690)	(1,976)	—
Class Y	—	(5,551,762)	(367,837)	—
Class F	—	—	(9,339)	—

Total from tax return of capital	—	(6,069,687)	(3,733,292)	—

Total distributions	(5,430,838)	(6,069,687)	(150,264,255)	(161,797,699)

Capital Share Transactions:
Sold	103,321,647	97,933,115	1,260,184,449	862,103,146
Issued on reinvestment of distributions	4,085,101	4,292,442	127,895,198	138,161,316
Redeemed	(58,239,914)	(190,815,730)	(1,249,839,582)	(1,856,800,375)

Net increase (decrease) from capital share transactions	49,166,834	(88,590,173)	138,240,065	(856,535,913)

Net Increase (Decrease) in Net Assets	49,772,304	(88,606,079)	212,999,459	(804,711,084)

Net Assets:
Beginning of period	105,177,155	193,783,234	3,899,514,769	4,704,225,853

End of period	$154,949,459	$105,177,155	$4,112,514,228	$3,899,514,769

Undistributed (distributions in excess of) net investment income	$26,496,381	$(34,447)	$(2,949,559)	$3,831,360

The accompanying notes are an integral part of these financial statements.

272

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Floating Rate High Income Fund		The Hartford High Yield Fund		The Hartford Inflation Plus Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$18,511,822	$16,486,876	$17,896,676	$16,096,843	$7,707,726	$4,543,331
(406,800)	(18,365,609)	2,069,266	(8,907,040)	2,303,049	(6,352,015)
9,687,010	20,373,363	8,401,481	14,345,777	(8,956,266)	27,860,806

27,792,032	18,494,630	28,367,423	21,535,580	1,054,509	26,052,122

(5,055,054)	(5,548,256)	(11,318,029)	(11,325,752)	(2,601,063)	—
—	—	(30,943)	(95,921)	—	—
(2,715,436)	(3,586,846)	(2,448,924)	(2,557,825)	(541,095)	—
(9,365,955)	(5,380,942)	(2,469,522)	(1,470,860)	(854,272)	—
(11,591)	(19,121)	(136,427)	(129,452)	(474,320)	—
(28,094)	(37,746)	(78,351)	(81,865)	(171,472)	—
(57,141)	(30,449)	(38,596)	(28,165)	(40,443)	—
(170,847)	(171,308)	(335,845)	(410,386)	(1,657,653)	—
(125,899)	—	(571,508)	—	—	—

(17,530,017)	(14,774,668)	(17,428,145)	(16,100,226)	(6,340,318)	—

—	(323,009)	(287,064)	—	—	—
—	—	(785)	—	—	—
—	(208,820)	(62,113)	—	—	—
—	(313,269)	(62,636)	—	—	—
—	(1,113)	(3,460)	—	—	—
—	(2,198)	(1,987)	—	—	—
—	(1,773)	(979)	—	—	—
—	(9,973)	(8,518)	—	—	—
—	—	(14,496)	—	—	—

—	(860,155)	(442,038)	—	—	—

(17,530,017)	(15,634,823)	(17,870,183)	(16,100,226)	(6,340,318)	—

329,108,046	165,092,975	227,268,443	141,567,718	239,539,317	85,844,243
17,071,310	15,232,336	17,214,991	15,471,526	5,982,150	—
(209,894,227)	(212,502,398)	(246,968,583)	(160,899,936)	(273,901,799)	(283,909,962)

136,285,129	(32,177,087)	(2,485,149)	(3,860,692)	(28,380,332)	(198,065,719)

146,547,144	(29,317,280)	8,012,091	1,574,662	(33,666,141)	(172,013,597)

365,179,721	394,497,001	360,911,943	359,337,281	619,666,967	791,680,564

$511,726,865	$365,179,721	$368,924,034	$360,911,943	$586,000,826	$619,666,967

$(306,337)	$9,058	$(179,467)	$9,847	$21,724,821	$4,565,756

The accompanying notes are an integral part of these financial statements.

273

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	Hartford Municipal Income Fund		The Hartford Municipal Opportunities Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$475,334	$288,568	$16,711,800	$15,399,890
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(33,991)	28,833	(931,803)	1,308,946
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	74,593	186,099	(8,804,907)	7,244,667

Net Increase (Decrease) in Net Assets Resulting from Operations	515,936	503,500	6,975,090	23,953,503

Distributions to Shareholders:
From net investment income
Class A	(254,920)	(123,379)	(6,384,521)	(6,213,645)
Class B	—	—	(6,196)	(29,748)
Class C	(64,978)	(36,875)	(1,960,067)	(1,968,141)
Class I	(150,585)	(128,370)	(8,227,242)	(7,188,531)
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class F(1)	(4,852)	—	(133,771)	—

Total from net investment income	(475,335)	(288,624)	(16,711,797)	(15,400,065)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

Total distributions	(475,335)	(288,624)	(16,711,797)	(15,400,065)

Capital Share Transactions:
Sold	7,652,129	9,048,711	243,412,258	402,122,445
Issued on reinvestment of distributions	475,259	288,491	13,876,035	12,496,919
Redeemed	(4,001,328)	(1,160,378)	(317,864,298)	(152,092,290)

Net increase (decrease) from capital share transactions	4,126,060	8,176,824	(60,576,005)	262,527,074

Net Increase (Decrease) in Net Assets	4,166,661	8,391,700	(70,312,712)	271,080,512

Net Assets:
Beginning of period	19,106,494	10,714,794	750,098,029	479,017,517

End of period	$23,273,155	$19,106,494	$679,785,317	$750,098,029

Undistributed (distributions in excess of) net investment income	$7,425	$7,426	$166,371	$166,368

The accompanying notes are an integral part of these financial statements.

274

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Municipal Real Return Fund		Hartford Municipal Short Duration Fund		The Hartford Quality Bond Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$4,973,942	$4,614,387	$227,520	$138,197	$2,417,691	$1,618,873
(1,002,571)	(7,434,123)	(38,769)	6,374	(1,599,791)	2,454,818
(160,380)	10,315,120	(30,423)	22,410	(851,004)	489,474

3,810,991	7,495,384	158,328	166,981	(33,104)	4,563,165

(2,779,180)	(2,963,967)	(95,952)	(65,194)	(262,923)	(175,535)
(2,661)	(12,408)	—	—	—	—
(415,924)	(555,954)	(34,369)	(8,168)	(35,886)	(20,048)
(1,231,585)	(565,976)	(95,767)	(64,918)	(136,565)	(132,649)
—	—	—	—	(4,127)	(2,746)
—	—	—	—	(243)	(2,363)
—	—	—	—	(893)	(3,261)
(499,407)	(543,686)	—	—	(904,814)	(1,543,733)
(45,237)	—	(1,563)	—	(1,435,773)	—

(4,973,994)	(4,641,991)	(227,651)	(138,280)	(2,781,224)	(1,880,335)

—	—	—	—	(245,660)	(79,188)
—	—	—	—	(64,716)	(17,226)
—	—	—	—	(178,941)	(15,237)
—	—	—	—	(3,019)	(13,943)
—	—	—	—	(365)	(14,040)
—	—	—	—	(689)	(14,140)
—	—	—	—	(1,403,142)	(308,235)

—	—	—	—	(1,896,532)	(462,009)

(4,973,994)	(4,641,991)	(227,651)	(138,280)	(4,677,756)	(2,342,344)

62,347,413	44,471,582	6,123,085	9,775,348	155,767,045	134,137,823
4,405,415	4,037,252	227,448	138,272	4,612,247	2,336,679
(56,430,728)	(48,428,031)	(4,914,795)	(3,812,141)	(143,115,901)	(46,278,066)

10,322,100	80,803	1,435,738	6,101,479	17,263,391	90,196,436

9,159,097	2,934,196	1,366,415	6,130,180	12,552,531	92,417,257

171,722,839	168,788,643	18,365,437	12,235,257	124,514,178	32,096,921

$180,881,936	$171,722,839	$19,731,852	$18,365,437	$137,066,709	$124,514,178

$(444,868)	$16,957	$6,107	$6,238	$329,502	$355

The accompanying notes are an integral part of these financial statements.

275

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

	The Hartford Short Duration Fund		The Hartford Strategic Income Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$18,230,332	$13,894,536	$16,218,607	$18,208,372
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	2,252,424	(3,188,145)	4,652,198	(905,907)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(3,583,242)	11,679,085	5,845,271	11,816,842

Net Increase (Decrease) in Net Assets Resulting from Operations	16,899,514	22,385,476	26,716,076	29,119,307

Distributions to Shareholders:
From net investment income
Class A	(10,660,453)	(8,732,000)	(5,222,326)	(4,918,160)
Class B	(21,062)	(57,238)	(50,657)	(116,866)
Class C	(1,469,129)	(1,222,176)	(2,428,318)	(2,572,890)
Class I	(4,622,741)	(3,249,572)	(2,049,875)	(1,189,518)
Class R3	(22,839)	(17,204)	(10,154)	(11,080)
Class R4	(12,675)	(11,580)	(9,550)	(8,341)
Class R5	(12,682)	(2,831)	(25,258)	(18,141)
Class R6	—	—	(507)	(452)
Class Y	(514,860)	(839,690)	(3,885,223)	(7,800,015)
Class F(1)	(895,311)	—	(3,521,055)	—

Total from net investment income	(18,231,752)	(14,132,291)	(17,202,923)	(16,635,463)

From net realized gain on investments
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	—	—	—	—
Class Y	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class R6	—	—	—	—
Class Y	—	—	—	—
Class F	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(18,231,752)	(14,132,291)	(17,202,923)	(16,635,463)

Capital Share Transactions:
Sold	602,010,398	568,131,590	337,731,647	131,626,176
Issued in merger	—	—	53,944,994	—
Issued on reinvestment of distributions	16,737,863	12,564,026	16,643,340	16,155,072
Redeemed	(588,054,151)	(424,146,283)	(308,320,630)	(122,758,705)

Net increase (decrease) from capital share transactions	30,694,110	156,549,333	99,999,351	25,022,543

Net Increase (Decrease) in Net Assets	29,361,872	164,802,518	109,512,504	37,506,387

Net Assets:
Beginning of period	895,568,196	730,765,678	393,193,368	355,686,981

End of period	$924,930,068	$895,568,196	$502,705,872	$393,193,368

Undistributed (distributions in excess of) net investment income	$639,165	$198,813	$11,350,015	$1,990,768

The accompanying notes are an integral part of these financial statements.

276

Fixed Income Funds

Statements of Changes in Net Assets – (continued)

The Hartford Total Return Bond Fund		The Hartford World Bond Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$58,099,988	$55,834,263	$45,778,317	$46,807,333
13,269,355	(12,037,178)	(77,851,325)	(98,827,498)
(18,299,318)	50,351,436	79,272,879	117,103,014

53,070,025	94,148,521	47,199,871	65,082,849

(19,090,930)	(17,749,073)	—	—
(33,906)	(131,101)	—	—
(1,154,490)	(1,230,789)	—	—
(4,256,995)	(1,046,215)	—	—
(132,547)	(122,431)	—	—
(365,819)	(369,231)	—	—
(41,344)	(40,601)	—	—
(12,470)	(284)	—	—
(20,674,042)	(29,448,677)	—	—
(12,245,097)	—	—	—

(58,007,640)	(50,138,402)	—	—

—	(1,174,791)	—	(14,873,653)
—	(17,345)	—	—
—	(115,651)	—	(4,341,666)
—	(38,967)	—	(56,379,832)
—	(10,192)	—	(20,717)
—	(26,350)	—	(120,520)
—	(2,383)	—	(8,420)
—	(17)	—	(4,594)
—	(1,890,131)	—	(16,158,895)

—	(3,275,827)	—	(91,908,297)

—	(1,905,065)	—	(1,735,638)
—	(14,071)	—	—
—	(132,104)	—	(102,460)
—	(112,294)	—	(9,759,287)
—	(13,141)	—	(1,805)
—	(39,631)	—	(14,944)
—	(4,358)	—	(1,457)
—	(31)	—	(1,727)
—	(3,160,821)	—	(2,542,428)
—	—	—	—

—	(5,381,516)	—	(14,159,746)

(58,007,640)	(58,795,745)	—	(106,068,043)

1,477,785,914	462,316,024	3,492,944,156	1,710,906,217
—	—	—	—
56,833,846	58,028,355	—	96,140,611
(1,295,623,880)	(424,275,240)	(3,113,007,805)	(1,872,031,155)

238,995,880	96,069,139	379,936,351	(64,984,327)

234,058,265	131,421,915	427,136,222	(105,969,521)

2,031,353,141	1,899,931,226	3,618,225,236	3,724,194,757

$2,265,411,406	$2,031,353,141	$4,045,361,458	$3,618,225,236

$15,046,078	$(764,538)	$(45,098,181)	$(16,647,727)

The accompanying notes are an integral part of these financial statements.

277

Fixed Income Funds

Financial Highlights

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Emerging Markets Local Debt Fund
For the Year Ended October 31, 2017
A	$7.48	$0.37	$0.11	$0.48	$(0.34)	$—	$—	$(0.34)	$7.62	6.80%	$8,324	1.44%	1.25%		4.87%	151%
C	7.47	0.31	0.13	0.44	(0.29)	—	—	(0.29)	7.62	5.98	2,777	2.20	2.00		4.13	151
I	7.46	0.39	0.13	0.52	(0.37)	—	—	(0.37)	7.61	7.11	46,768	1.18	1.00		5.10	151
R3	7.43	0.35	0.13	0.48	(0.31)	—	—	(0.31)	7.60	6.61	12	1.96	1.50		4.67	151
R4	7.45	0.37	0.12	0.49	(0.34)	—	—	(0.34)	7.60	6.73	46	1.50	1.25		4.86	151
R5	7.24	0.38	0.11	0.49	(0.35)	—	—	(0.35)	7.38	7.00	11	1.21	0.95		5.22	151
Y	7.43	0.39	0.12	0.51	(0.37)	—	—	(0.37)	7.57	7.11	94,802	1.07	0.90		5.24	151
F(5)	7.29	0.26	0.31	0.57	(0.25)	—	—	(0.25)	7.61	7.87 (6)	2,210	1.04 (7)	0.90	(7)	4.99 (7)	151

For the Year Ended October 31, 2016
A	$7.09	$0.35	$0.38	$0.73	$—	$—	$(0.34)	$(0.34)	$7.48	10.62%	$5,804	1.64%	1.26	%(8)	4.91%	187%
C	7.08	0.30	0.37	0.67	—	—	(0.28)	(0.28)	7.47	9.78	1,895	2.43	2.01	(8)	4.14	187
I	7.07	0.37	0.38	0.75	—	—	(0.36)	(0.36)	7.46	10.93	9,871	1.41	1.01	(8)	5.08	187
R3	7.08	0.32	0.35	0.67	—	—	(0.32)	(0.32)	7.43	9.80	20	1.92	1.56	(8)	4.44	187
R4	7.08	0.34	0.38	0.72	—	—	(0.35)	(0.35)	7.45	10.51	31	1.61	1.26	(8)	4.76	187
R5	7.08	0.36	0.34	0.70	—	—	(0.54)	(0.54)	7.24	10.44	12	1.30	0.96	(8)	5.04	187
Y	7.05	0.37	0.38	0.75	—	—	(0.37)	(0.37)	7.43	10.96	87,545	1.20	0.91	(8)	5.26	187

For the Year Ended October 31, 2015
A	$9.00	$0.36	$(1.87)	$(1.51)	$—	$—	$(0.40)	$(0.40)	$7.09	(17.13)%	$5,827	1.53%	1.25%		4.56%	122%
C	8.99	0.32	(1.90)	(1.58)	—	—	(0.33)	(0.33)	7.08	(17.81)	1,289	2.29	2.00		3.99	122
I	8.98	0.38	(1.87)	(1.49)	—	—	(0.42)	(0.42)	7.07	(16.95)	3,716	1.18	0.97		4.57	122
R3	8.99	0.34	(1.88)	(1.54)	—	—	(0.37)	(0.37)	7.08	(17.40)	1,688	1.81	1.55		4.33	122
R4	8.99	0.37	(1.88)	(1.51)	—	—	(0.40)	(0.40)	7.08	(17.14)	1,741	1.51	1.25		4.63	122
R5	8.99	0.39	(1.88)	(1.49)	—	—	(0.42)	(0.42)	7.08	(16.89)	1,726	1.21	0.95		4.93	122
Y	8.96	0.40	(1.89)	(1.49)	—	—	(0.42)	(0.42)	7.05	(16.90)	177,798	1.11	0.90		5.02	122

For the Year Ended October 31, 2014
A	$9.51	$0.42	$(0.52)	$(0.10)	$(0.04)	$(0.01)	$(0.36)	$(0.41)	$9.00	(1.10)%	$9,792	1.47%	1.25%		4.57%	144%
C	9.50	0.35	(0.52)	(0.17)	(0.03)	(0.01)	(0.30)	(0.34)	8.99	(1.85)	3,208	2.23	2.00		3.78	144
I	9.50	0.44	(0.52)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.98	(0.91)	43,683	1.19	0.98		4.78	144
R3	9.50	0.39	(0.52)	(0.13)	(0.03)	(0.01)	(0.34)	(0.38)	8.99	(1.38)	2,041	1.81	1.55		4.23	144
R4	9.50	0.42	(0.52)	(0.10)	(0.04)	(0.01)	(0.36)	(0.41)	8.99	(1.09)	2,101	1.51	1.25		4.53	144
R5	9.51	0.45	(0.53)	(0.08)	(0.04)	(0.01)	(0.39)	(0.44)	8.99	(0.89)	2,078	1.20	0.95		4.83	144
Y	9.47	0.45	(0.52)	(0.07)	(0.04)	(0.01)	(0.39)	(0.44)	8.96	(0.74)	257,218	1.11	0.90		4.86	144

For the Year Ended October 31, 2013
A	$10.02	$0.41	$(0.47)	$(0.06)	$(0.39)	$(0.06)	$—	$(0.45)	$9.51	(0.70)%	$24,773	1.49%	1.25%		4.16%	95%
C	10.01	0.34	(0.47)	(0.13)	(0.32)	(0.06)	—	(0.38)	9.50	(1.40)	6,280	2.22	1.99		3.43	95
I	10.01	0.43	(0.47)	(0.04)	(0.41)	(0.06)	—	(0.47)	9.50	(0.45)	33,259	1.25	1.00		4.41	95
R3	10.01	0.38	(0.47)	(0.09)	(0.36)	(0.06)	—	(0.42)	9.50	(1.01)	2,097	1.84	1.55		3.86	95
R4	10.01	0.41	(0.47)	(0.06)	(0.39)	(0.06)	—	(0.45)	9.50	(0.71)	2,165	1.54	1.25		4.16	95
R5	10.01	0.44	(0.46)	(0.02)	(0.42)	(0.06)	—	(0.48)	9.51	(0.31)	2,095	1.24	0.95		4.46	95
Y	9.98	0.44	(0.47)	(0.03)	(0.42)	(0.06)	—	(0.48)	9.47	(0.36)	178,911	1.14	0.90		4.50	95

The accompanying notes are an integral part of these financial statements.

278

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate Fund
For the Year Ended October 31, 2017
A	$8.58	$0.32	$0.16	$0.48	$(0.31)	$—	$(0.01)	$(0.32)	$8.74	5.66%	$806,759	0.98%	0.98%		3.68%	62%
C	8.57	0.26	0.15	0.41	(0.24)	—	(0.01)	(0.25)	8.73	4.89	1,046,990	1.72	1.72		2.95	62
I	8.59	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.75	5.95	1,817,213	0.71	0.71		3.94	62
R3	8.61	0.30	0.15	0.45	(0.29)	—	(0.01)	(0.30)	8.76	5.25	9,993	1.37	1.25		3.41	62
R4	8.58	0.32	0.15	0.47	(0.31)	—	(0.01)	(0.32)	8.73	5.52	6,359	1.06	1.00		3.65	62
R5	8.58	0.34	0.16	0.50	(0.33)	—	(0.01)	(0.34)	8.74	5.96	2,200	0.80	0.70		3.96	62
Y	8.57	0.35	0.16	0.51	(0.34)	—	(0.01)	(0.35)	8.73	5.99	374,594	0.67	0.67		3.98	62
F(5)	8.74	0.23	0.02	0.25	(0.22)	—	(0.01)	(0.23)	8.76	2.78 (6)	48,407	0.65 (7)	0.65	(7)	3.95 (7)	62

For the Year Ended October 31, 2016
A	$8.41	$0.36	$0.16	$0.52	$(0.35)	$—	$—	$(0.35)	$8.58	6.38%	$875,037	1.02%	1.01	%(9)	4.40%	40%
B	8.40	0.30	0.15	0.45	(0.28)	—	—	(0.28)	8.57	5.59	3,696	1.90	1.76	(9)	3.66	40
C	8.40	0.30	0.16	0.46	(0.29)	—	—	(0.29)	8.57	5.62	1,213,760	1.74	1.74	(9)	3.67	40
I	8.42	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.59	6.67	1,466,928	0.74	0.74	(9)	4.66	40
R3	8.43	0.34	0.17	0.51	(0.33)	—	—	(0.33)	8.61	6.24	10,618	1.38	1.26	(9)	4.15	40
R4	8.40	0.36	0.17	0.53	(0.35)	—	—	(0.35)	8.58	6.51	8,781	1.07	1.01	(9)	4.39	40
R5	8.41	0.39	0.15	0.54	(0.37)	—	—	(0.37)	8.58	6.70	1,941	0.80	0.71	(9)	4.69	40
Y	8.40	0.39	0.16	0.55	(0.38)	—	—	(0.38)	8.57	6.76	318,753	0.66	0.66	(9)	4.73	40

For the Year Ended October 31, 2015
A	$8.88	$0.36	$(0.46)	$(0.10)	$(0.33)	$—	$(0.04)	$(0.37)	$8.41	(1.20)%	$1,109,960	0.98%	0.98%		4.19%	30%
B	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.85)	7,942	1.84	1.75		3.42	30
C	8.86	0.30	(0.46)	(0.16)	(0.27)	—	(0.03)	(0.30)	8.40	(1.94)	1,463,472	1.73	1.73		3.44	30
I	8.89	0.39	(0.47)	(0.08)	(0.35)	—	(0.04)	(0.39)	8.42	(0.92)	1,698,313	0.71	0.71		4.45	30
R3	8.89	0.34	(0.46)	(0.12)	(0.31)	—	(0.03)	(0.34)	8.43	(1.46)	13,707	1.37	1.25		3.92	30
R4	8.87	0.36	(0.47)	(0.11)	(0.32)	—	(0.04)	(0.36)	8.40	(1.22)	9,264	1.06	1.00		4.16	30
R5	8.87	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.41	(0.81)	2,818	0.78	0.70		4.46	30
Y	8.86	0.39	(0.46)	(0.07)	(0.35)	—	(0.04)	(0.39)	8.40	(0.76)	398,751	0.65	0.65		4.51	30

For the Year Ended October 31, 2014
A	$9.01	$0.34	$(0.13)	$0.21	$(0.34)	$—	$—	$(0.34)	$8.88	2.35%	$1,459,463	0.96%	0.96%		3.80%	75%
B	9.00	0.27	(0.14)	0.13	(0.27)	—	—	(0.27)	8.86	1.44	18,681	1.81	1.75		3.01	75
C	9.00	0.28	(0.14)	0.14	(0.28)	—	—	(0.28)	8.86	1.48	1,900,141	1.71	1.71		3.06	75
I	9.02	0.37	(0.13)	0.24	(0.37)	—	—	(0.37)	8.89	2.62	2,325,212	0.70	0.70		4.08	75
R3	9.03	0.32	(0.14)	0.18	(0.32)	—	—	(0.32)	8.89	1.94	17,970	1.35	1.25		3.52	75
R4	9.01	0.34	(0.14)	0.20	(0.34)	—	—	(0.34)	8.87	2.20	11,663	1.05	1.00		3.77	75
R5	9.01	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.87	2.50	3,753	0.77	0.70		4.07	75
Y	9.00	0.37	(0.14)	0.23	(0.37)	—	—	(0.37)	8.86	2.57	413,511	0.64	0.64		4.13	75

For the Year Ended October 31, 2013
A	$8.93	$0.36	$0.09	$0.45	$(0.37)	$—	$—	$(0.37)	$9.01	5.08%	$2,064,701	0.96%	0.96%		4.04%	78%
B	8.92	0.29	0.09	0.38	(0.30)	—	—	(0.30)	9.00	4.27	30,017	1.80	1.75		3.28	78
C	8.92	0.30	0.08	0.38	(0.30)	—	—	(0.30)	9.00	4.31	2,195,858	1.71	1.71		3.30	78
I	8.94	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.02	5.35	2,772,328	0.70	0.70		4.29	78
R3	8.95	0.34	0.08	0.42	(0.34)	—	—	(0.34)	9.03	4.77	18,334	1.36	1.25		3.76	78
R4	8.92	0.36	0.09	0.45	(0.36)	—	—	(0.36)	9.01	5.17	13,255	1.04	1.00		4.01	78
R5	8.93	0.39	0.08	0.47	(0.39)	—	—	(0.39)	9.01	5.36	3,942	0.76	0.70		4.33	78
Y	8.92	0.39	0.09	0.48	(0.40)	—	—	(0.40)	9.00	5.43	79,142	0.64	0.64		4.39	78

The accompanying notes are an integral part of these financial statements.

279

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford Floating Rate High Income Fund
For the Year Ended October 31, 2017
A	$9.82	$0.40	$0.22	$0.62	$(0.38)	$—	$—	$(0.38)	$10.06	6.38%	$145,099	1.10%	1.05%		3.97%	77%
C	9.82	0.32	0.22	0.54	(0.30)	—	—	(0.30)	10.06	5.59	89,003	1.86	1.80		3.23	77
I	9.83	0.42	0.22	0.64	(0.40)	—	—	(0.40)	10.07	6.64	250,468	0.87	0.80		4.19	77
R3	9.81	0.37	0.22	0.59	(0.35)	—	—	(0.35)	10.05	6.07	339	1.53	1.35		3.69	77
R4	9.80	0.39	0.23	0.62	(0.38)	—	—	(0.38)	10.04	6.38	709	1.18	1.05		3.94	77
R5	9.80	0.42	0.22	0.64	(0.41)	—	—	(0.41)	10.03	6.59	1,851	0.87	0.75		4.17	77
Y	9.80	0.43	0.22	0.65	(0.41)	—	—	(0.41)	10.04	6.71	7,121	0.80	0.75		4.28	77
F(5)	10.03	0.29	0.01	0.30	(0.26)	—	—	(0.26)	10.07	2.98 (6)	17,138	0.77 (7)	0.75	(7)	4.27 (7)	77

For the Year Ended October 31, 2016
A	$9.59	$0.51	$0.20	$0.71	$(0.45)	$—	$(0.03)	$(0.48)	$9.82	7.81%	$123,600	1.15%	1.07	%(10)	5.43%	75%
C	9.60	0.44	0.19	0.63	(0.39)	—	(0.02)	(0.41)	9.82	6.90	83,318	1.91	1.82	(10)	4.70	75
I	9.60	0.53	0.21	0.74	(0.48)	—	(0.03)	(0.51)	9.83	8.07	151,912	0.91	0.82	(10)	5.65	75
R3	9.58	0.49	0.20	0.69	(0.43)	—	(0.03)	(0.46)	9.81	7.50	319	1.55	1.37	(10)	5.18	75
R4	9.58	0.51	0.20	0.71	(0.46)	—	(0.03)	(0.49)	9.80	7.77	507	1.23	1.07	(10)	5.40	75
R5	9.57	0.53	0.31	0.84	(0.58)	—	(0.03)	(0.61)	9.80	9.27	592	0.92	0.77	(10)	5.55	75
Y	9.57	0.54	0.20	0.74	(0.48)	—	(0.03)	(0.51)	9.80	8.14	4,932	0.81	0.77	(10)	5.75	75

For the Year Ended October 31, 2015
A	$10.54	$0.51	$(0.81)	$(0.30)	$(0.41)	$(0.15)	$(0.09)	$(0.65)	$9.59	(3.00)%	$134,991	1.11%	1.05%		5.06%	55%
C	10.54	0.43	(0.79)	(0.36)	(0.35)	(0.15)	(0.08)	(0.58)	9.60	(3.63)	99,723	1.88	1.80		4.31	55
I	10.55	0.53	(0.80)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.60	(2.75)	148,276	0.86	0.80		5.30	55
R3	10.52	0.48	(0.80)	(0.32)	(0.39)	(0.15)	(0.08)	(0.62)	9.58	(3.21)	807	1.48	1.35		4.73	55
R4	10.52	0.51	(0.80)	(0.29)	(0.41)	(0.15)	(0.09)	(0.65)	9.58	(2.91)	2,889	1.18	1.05		5.06	55
R5	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.63)	2,823	0.88	0.75		5.35	55
Y	10.52	0.54	(0.81)	(0.27)	(0.43)	(0.15)	(0.10)	(0.68)	9.57	(2.72)	4,989	0.77	0.75		5.33	55

For the Year Ended October 31, 2014
A	$10.70	$0.47	$(0.13)	$0.34	$(0.47)	$(0.03)	$—	$(0.50)	$10.54	3.23%	$191,162	1.10%	1.05%		4.35%	100%
C	10.70	0.39	(0.13)	0.26	(0.39)	(0.03)	—	(0.42)	10.54	2.47	118,465	1.87	1.80		3.61	100
I	10.71	0.50	(0.14)	0.36	(0.49)	(0.03)	—	(0.52)	10.55	3.49	207,458	0.84	0.80		4.62	100
R3	10.68	0.43	(0.13)	0.30	(0.43)	(0.03)	—	(0.46)	10.52	2.93	2,886	1.48	1.35		4.06	100
R4	10.68	0.47	(0.13)	0.34	(0.47)	(0.03)	—	(0.50)	10.52	3.24	3,015	1.18	1.05		4.35	100
R5	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.45	2,515	0.88	0.75		4.65	100
Y	10.68	0.50	(0.13)	0.37	(0.50)	(0.03)	—	(0.53)	10.52	3.55	13,269	0.78	0.75		4.66	100

For the Year Ended October 31, 2013
A	$10.60	$0.48	$0.22	$0.70	$(0.50)	$(0.10)	$—	$(0.60)	$10.70	6.78%	$163,631	1.13%	1.05%		4.53%	59%
C	10.60	0.40	0.22	0.62	(0.42)	(0.10)	—	(0.52)	10.70	5.98	89,287	1.88	1.80		3.78	59
I	10.60	0.50	0.23	0.73	(0.52)	(0.10)	—	(0.62)	10.71	7.15	119,549	0.84	0.80		4.73	59
R3	10.58	0.46	0.21	0.67	(0.47)	(0.10)	—	(0.57)	10.68	6.47	2,560	1.50	1.35		4.32	59
R4	10.58	0.49	0.21	0.70	(0.50)	(0.10)	—	(0.60)	10.68	6.79	2,642	1.19	1.05		4.62	59
R5	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	2,427	0.89	0.75		4.93	59
Y	10.58	0.52	0.21	0.73	(0.53)	(0.10)	—	(0.63)	10.68	7.11	10,907	0.80	0.75		4.92	59

The accompanying notes are an integral part of these financial statements.

280

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital		Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover

The Hartford High Yield Fund
For the Year Ended October 31, 2017
A	$7.28	$0.37	$0.21	$0.58	$(0.36)	$—	$(0.01)		$(0.37)	$7.49	8.16%	$224,824	1.17%	1.05%		5.04%	49%
C	7.25	0.32	0.22	0.54	(0.31)	—	(0.01)		(0.32)	7.47	7.52	57,139	1.85	1.80		4.29	49
I	7.31	0.39	0.23	0.62	(0.38)	—	(0.01)		(0.39)	7.54	8.70	28,998	0.95	0.80		5.28	49
R3	7.27	0.35	0.22	0.57	(0.34)	—	(0.01)		(0.35)	7.49	7.99	2,586	1.48	1.35		4.74	49
R4	7.28	0.37	0.23	0.60	(0.36)	—	(0.01)		(0.37)	7.51	8.45	1,463	1.18	1.05		5.03	49
R5	7.27	0.39	0.22	0.61	(0.38)	—	(0.01)		(0.39)	7.49	8.63	885	0.87	0.75		5.33	49
Y	7.26	0.40	0.22	0.62	(0.39)	—	(0.01)		(0.40)	7.48	8.69	7,330	0.75	0.70		5.40	49
F(5)	7.48	0.27	0.05	0.32	(0.26)	—	(0.01)		(0.27)	7.53	4.33 (6)	45,699	0.75 (7)	0.70	(7)	5.31 (7)	49

For the Year Ended October 31, 2016
A	$7.14	$0.35	$0.14	$0.49	$(0.35)	$—	$—		$(0.35)	$7.28	7.10%	$247,549	1.23%	1.07	%(11)	4.93%	47%
B	7.10	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.23	6.17	1,509	2.12	1.82	(11)	4.19	47
C	7.12	0.29	0.13	0.42	(0.29)	—	—		(0.29)	7.25	6.16	61,297	1.88	1.82	(11)	4.18	47
I	7.18	0.36	0.14	0.50	(0.37)	—	—		(0.37)	7.31	7.20	37,099	0.88	0.82	(11)	5.14	47
R3	7.14	0.33	0.13	0.46	(0.33)	—	—		(0.33)	7.27	6.64	3,153	1.50	1.37	(11)	4.63	47
R4	7.15	0.35	0.12	0.47	(0.34)	—	—		(0.34)	7.28	6.92	1,681	1.20	1.07	(11)	5.01	47
R5	7.14	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.27	7.27	665	0.90	0.77	(11)	5.23	47
Y	7.13	0.37	0.13	0.50	(0.37)	—	—		(0.37)	7.26	7.32	7,957	0.77	0.72	(11)	5.28	47

For the Year Ended October 31, 2015
A	$7.68	$0.35	$(0.54)	$(0.19)	$(0.35)	$—	$—	(12)	$(0.35)	$7.14	(2.52)%	$245,946	1.16%	1.05%		4.64%	40%
B	7.64	0.30	(0.55)	(0.25)	(0.29)	—	—	(12)	(0.29)	7.10	(3.27)	3,274	2.06	1.80		3.99	40
C	7.65	0.30	(0.54)	(0.24)	(0.29)	—	—	(12)	(0.29)	7.12	(3.13)	67,854	1.84	1.80		4.00	40
I	7.72	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.18	(2.25)	30,492	0.84	0.80		4.99	40
R3	7.68	0.33	(0.54)	(0.21)	(0.33)	—	—	(12)	(0.33)	7.14	(2.81)	2,178	1.48	1.35		4.45	40
R4	7.68	0.35	(0.53)	(0.18)	(0.35)	—	—	(12)	(0.35)	7.15	(2.38)	1,377	1.17	1.05		4.75	40
R5	7.68	0.37	(0.54)	(0.17)	(0.37)	—	—	(12)	(0.37)	7.14	(2.22)	489	0.86	0.75		5.05	40
Y	7.67	0.38	(0.54)	(0.16)	(0.38)	—	—	(12)	(0.38)	7.13	(2.18)	7,728	0.74	0.70		5.10	40

For the Year Ended October 31, 2014
A	$7.66	$0.38	$0.02	$0.40	$(0.38)	$—	$—		$(0.38)	$7.68	5.35%	$262,960	1.14%	1.05%		4.90%	54%
B	7.62	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.64	4.60	5,683	2.02	1.80		4.17	54
C	7.63	0.32	0.02	0.34	(0.32)	—	—		(0.32)	7.65	4.60	95,449	1.83	1.80		4.15	54
I	7.70	0.40	0.03	0.43	(0.41)	—	—		(0.41)	7.72	5.60	46,691	0.81	0.78		5.17	54
R3	7.65	0.36	0.03	0.39	(0.36)	—	—		(0.36)	7.68	5.18	2,487	1.47	1.35		4.60	54
R4	7.66	0.38	0.03	0.41	(0.39)	—	—		(0.39)	7.68	5.35	1,367	1.16	1.05		4.91	54
R5	7.65	0.40	0.04	0.44	(0.41)	—	—		(0.41)	7.68	5.81	522	0.85	0.75		5.21	54
Y	7.65	0.41	0.01	0.42	(0.40)	—	—		(0.40)	7.67	5.73	8,415	0.73	0.70		5.25	54

The accompanying notes are an integral part of these financial statements.

281

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford High Yield Fund - (continued)
For the Year Ended October 31, 2013
A	$7.53	$0.40	$0.14	$0.54	$(0.41)	$—	$—	$(0.41)	$7.66	7.33%	$295,950	1.15%	1.05%		5.29%	58%
B	7.50	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.62	6.43	8,242	1.99	1.80		4.54	58
C	7.51	0.34	0.13	0.47	(0.35)	—	—	(0.35)	7.63	6.42	105,204	1.81	1.80		4.54	58
I	7.57	0.42	0.14	0.56	(0.43)	—	—	(0.43)	7.70	7.56	65,060	0.81	0.79		5.54	58
R3	7.53	0.38	0.13	0.51	(0.39)	—	—	(0.39)	7.65	6.87	2,872	1.47	1.35		4.96	58
R4	7.54	0.40	0.13	0.53	(0.41)	—	—	(0.41)	7.66	7.18	1,323	1.14	1.05		5.30	58
R5	7.53	0.42	0.13	0.55	(0.43)	—	—	(0.43)	7.65	7.51	609	0.84	0.75		5.57	58
Y	7.53	0.43	0.13	0.56	(0.44)	—	—	(0.44)	7.65	7.57	8,599	0.72	0.70		5.65	58

The Hartford Inflation Plus Fund
For the Year Ended October 31, 2017
A	$11.05	$0.15	$(0.12)	$0.03	$(0.13)	$—	$—	$(0.13)	$10.95	0.27%	$203,962	0.95%	0.85%		1.39%	72%
C	10.56	0.07	(0.12)	(0.05)	(0.04)	—	—	(0.04)	10.47	(0.46)	110,182	1.67	1.60		0.65	72
I	11.25	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.15	0.53	57,101	0.74	0.60		1.66	72
R3	10.84	0.11	(0.12)	(0.01)	(0.09)	—	—	(0.09)	10.74	(0.07)	48,953	1.27	1.20		1.05	72
R4	11.04	0.15	(0.13)	0.02	(0.12)	—	—	(0.12)	10.94	0.22	11,278	0.97	0.90		1.33	72
R5	11.22	0.18	(0.12)	0.06	(0.16)	—	—	(0.16)	11.12	0.54	2,924	0.69	0.60		1.67	72
Y	11.28	0.19	(0.13)	0.06	(0.16)	—	—	(0.16)	11.18	0.59	31,947	0.57	0.55		1.75	72
F(5)	11.08	0.12	(0.04)	0.08	—	—	—	—	11.16	0.72 (6)	119,654	0.55 (7)	0.55	(7)	1.65 (7)	72
For the Year Ended October 31, 2016
A	$10.57	$0.09	$0.39	$0.48	$—	$—	$—	$—	$11.05	4.54%	$229,329	0.98%	0.87	%(13)	0.87%	70%
B	10.18	(0.01)	0.40	0.39	—	—	—	—	10.57	3.83	5,154	1.83	1.62	(13)	(0.07)	70
C	10.17	0.01	0.38	0.39	—	—	—	—	10.56	3.83	146,289	1.69	1.62	(13)	0.10	70
I	10.73	0.13	0.39	0.52	—	—	—	—	11.25	4.85	62,726	0.76	0.62	(13)	1.16	70
R3	10.40	0.06	0.38	0.44	—	—	—	—	10.84	4.23	56,150	1.28	1.22	(13)	0.53	70
R4	10.56	0.08	0.40	0.48	—	—	—	—	11.04	4.55	15,684	0.98	0.92	(13)	0.79	70
R5	10.71	0.11	0.40	0.51	—	—	—	—	11.22	4.76	2,392	0.70	0.62	(13)	1.03	70
Y	10.75	0.11	0.42	0.53	—	—	—	—	11.28	4.93	101,942	0.57	0.57	(13)	0.99	70
For the Year Ended October 31, 2015
A	$10.79	$(0.04)	$(0.17)	$(0.21)	$(0.01)	$—	$—	$(0.01)	$10.57	(1.99)%	$257,100	0.94%	0.85%		(0.34)%	155%
B	10.47	(0.13)	(0.16)	(0.29)	—	—	—	—	10.18	(2.75)	10,385	1.78	1.60		(1.22)	155
C	10.47	(0.12)	(0.18)	(0.30)	—	—	—	—	10.17	(2.84)	178,363	1.66	1.60		(1.13)	155
I	10.94	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	10.73	(1.85)	63,658	0.73	0.60		(0.18)	155
R3	10.66	(0.06)	(0.20)	(0.26)	—	—	—	—	10.40	(2.40)	61,292	1.25	1.20		(0.60)	155
R4	10.79	(0.03)	(0.19)	(0.22)	(0.01)	—	—	(0.01)	10.56	(2.08)	19,243	0.95	0.90		(0.30)	155
R5	10.91	(0.01)	(0.18)	(0.19)	(0.01)	—	—	(0.01)	10.71	(1.77)	3,757	0.66	0.60		(0.12)	155
Y	10.95	—	(0.19)	(0.19)	(0.01)	—	—	(0.01)	10.75	(1.76)	197,882	0.54	0.54		0.03	155
For the Year Ended October 31, 2014
A	$11.32	$0.05	$(0.10)	$(0.05)	$(0.07)	$(0.41)	$—	$(0.48)	$10.79	(0.43)%	$339,993	0.92%	0.85%		0.48%	108%
B	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	16,784	1.74	1.60		(0.35)	108
C	11.05	(0.04)	(0.09)	(0.13)	(0.04)	(0.41)	—	(0.45)	10.47	(1.16)	240,647	1.63	1.60		(0.33)	108
I	11.45	0.06	(0.08)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.94	(0.16)	91,095	0.67	0.60		0.58	108
R3	11.21	0.02	(0.11)	(0.09)	(0.05)	(0.41)	—	(0.46)	10.66	(0.74)	69,577	1.23	1.20		0.19	108
R4	11.33	0.05	(0.12)	(0.07)	(0.06)	(0.41)	—	(0.47)	10.79	(0.54)	22,639	0.92	0.90		0.43	108
R5	11.42	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.91	(0.16)	5,119	0.64	0.60		0.79	108
Y	11.46	0.09	(0.11)	(0.02)	(0.08)	(0.41)	—	(0.49)	10.95	(0.13)	231,771	0.52	0.52		0.84	108

The accompanying notes are an integral part of these financial statements.

282

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Inflation Plus Fund - (continued)
For the Year Ended October 31, 2013
A	$12.65	$0.04	$(0.91)	$(0.87)	$(0.04)	$(0.42)	$—	$(0.46)	$11.32	(7.15)%		$507,889	0.88%		0.85%		0.34%		82%
B	12.44	(0.05)	(0.90)	(0.95)	(0.02)	(0.42)	—	(0.44)	11.05	(7.88)		28,633	1.69		1.60		(0.43)		82
C	12.43	(0.05)	(0.89)	(0.94)	(0.02)	(0.42)	—	(0.44)	11.05	(7.81)		375,906	1.60		1.60		(0.42)		82
I	12.76	0.06	(0.91)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.45	(6.88)		124,329	0.65		0.60		0.51		82
R3	12.57	—	(0.91)	(0.91)	(0.03)	(0.42)	—	(0.45)	11.21	(7.49)		73,380	1.22		1.20		0.01		82
R4	12.66	0.04	(0.91)	(0.87)	(0.04)	(0.42)	—	(0.46)	11.33	(7.15)		29,584	0.91		0.90		0.30		82
R5	12.73	0.08	(0.93)	(0.85)	(0.04)	(0.42)	—	(0.46)	11.42	(6.90)		6,219	0.63		0.60		0.69		82
Y	12.76	0.07	(0.90)	(0.83)	(0.05)	(0.42)	—	(0.47)	11.46	(6.79)		287,361	0.51		0.51		0.60		82

Hartford Municipal Income Fund
For the Year Ended October 31, 2017
A	$10.34	$0.22	$(0.02)	$0.20	$(0.22)	$—	$—	$(0.22)	$10.32	2.03%		$12,913	1.10%		0.69%		2.21%		10%
C	10.34	0.21	(0.02)	0.19	(0.21)	—	—	(0.21)	10.32	1.87		3,317	1.81		0.84		2.06		10
I	10.34	0.25	(0.02)	0.23	(0.25)	—	—	(0.25)	10.32	2.29		5,917	0.81		0.44		2.46		10
F(5)	10.04	0.17	0.28	0.45	(0.17)	—	—	(0.17)	10.32	4.52	(6)	1,127	0.80	(7)	0.39	(7)	2.48	(7)	10

For the Year Ended October 31, 2016
A	$10.09	$0.21	$0.25	$0.46	$(0.21)	$—	$—	$(0.21)	$10.34	4.62%		$9,933	1.70%		0.70	%(14)	2.06%		13%
C	10.09	0.14	0.25	0.39	(0.14)	—	—	(0.14)	10.34	3.86		3,034	2.39		1.45	(14)	1.33		13
I	10.09	0.24	0.25	0.49	(0.24)	—	—	(0.24)	10.34	4.89		6,140	1.39		0.45	(14)	2.33		13

For the Period Ended October 31, 2015
A(15)	$10.00	$0.08	$0.09	$0.17	$(0.08)	$—	$—	$(0.08)	$10.09	1.67	%(6)	$3,075	1.11	%(7)	0.69	%(7)	1.83	%(7)	21%
C(15)	10.00	0.04	0.09	0.13	(0.04)	—	—	(0.04)	10.09	1.35	(6)	2,533	1.83	(7)	1.44	(7)	1.07	(7)	21
I(15)	10.00	0.09	0.09	0.18	(0.09)	—	—	(0.09)	10.09	1.77	(6)	5,107	0.83	(7)	0.44	(7)	2.07	(7)	21

The Hartford Municipal Opportunities Fund
For the Year Ended October 31, 2017
A	$8.69	$0.22	$(0.09)	$0.13	$(0.22)	$—	$—	$(0.22)	$8.60	1.50%		$251,143	0.68%		0.68%		2.53%		23%
C	8.69	0.15	(0.09)	0.06	(0.15)	—	—	(0.15)	8.60	0.73		100,507	1.44		1.44		1.77		23
I	8.71	0.24	(0.10)	0.14	(0.24)	—	—	(0.24)	8.61	1.63		302,855	0.44		0.44		2.77		23
F(15)	8.46	0.16	0.15	0.31	(0.16)	—	—	(0.16)	8.61	3.69	(6)	25,280	0.39	(7)	0.39	(7)	2.77	(7)	23

For the Year Ended October 31, 2016
A	$8.53	$0.21	$0.16	$0.37	$(0.21)	$—	$—	$(0.21)	$8.69	4.40%		$283,275	0.70%		0.70	%(16)	2.44%		22%
B	8.53	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.68	3.50		964	1.51		1.45	(16)	1.74		22
C	8.54	0.15	0.15	0.30	(0.15)	—	—	(0.15)	8.69	3.50		127,960	1.46		1.45	(16)	1.69		22
I	8.55	0.23	0.17	0.40	(0.24)	—	—	(0.24)	8.71	4.66		337,900	0.46		0.45	(16)	2.68		22

For the Year Ended October 31, 2015
A	$8.53	$0.24	$—	$0.24	$(0.24)	$—	$—	$(0.24)	$8.53	2.85%		$212,254	0.81%		0.75%		2.82%		21%
B	8.53	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.53	2.08		2,425	1.63		1.51		2.06		21
C	8.54	0.18	(0.01)	0.17	(0.17)	—	—	(0.17)	8.54	2.08		97,729	1.57		1.51		2.07		21
I	8.55	0.26	—	0.26	(0.26)	—	—	(0.26)	8.55	3.10		166,610	0.56		0.50		3.08		21

For the Year Ended October 31, 2014
A	$8.24	$0.25	$0.30	$0.55	$(0.26)	$—	$—	$(0.26)	$8.53	6.70%		$192,531	0.90%		0.85%		3.03%		29%
B	8.23	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.53	6.04		3,216	1.72		1.60		2.30		29
C	8.24	0.19	0.30	0.49	(0.19)	—	—	(0.19)	8.54	6.03		91,177	1.66		1.60		2.29		29
I	8.25	0.27	0.31	0.58	(0.28)	—	—	(0.28)	8.55	7.08		102,341	0.65		0.60		3.26		29

The accompanying notes are an integral part of these financial statements.

283

Fixed Income Funds

Financial Highlights – (continued)

— Selected Per-Share Data(1) —	— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Municipal Opportunities Fund - (continued)
For the Year Ended October 31, 2013
A	$8.66	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)	$8.24	(1.58)%	$153,818	0.91%	0.91%	3.35%	37%
B	8.66	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.23	(2.44)	4,161	1.72	1.66	2.60	37
C	8.67	0.22	(0.43)	(0.21)	(0.22)	—	—	(0.22)	8.24	(2.44)	86,844	1.66	1.66	2.60	37
I	8.68	0.31	(0.43)	(0.12)	(0.31)	—	—	(0.31)	8.25	(1.45)	58,996	0.66	0.66	3.60	37

The Hartford Municipal Real Return Fund
For the Year Ended October 31, 2017
A	$9.31	$0.25	$(0.07)	$0.18	$(0.25)	$—	$—	$(0.25)	$9.24	2.00%	$96,338	0.74%	0.69%	2.74%	15%
C	9.26	0.18	(0.08)	0.10	(0.18)	—	—	(0.18)	9.18	1.13	17,946	1.50	1.44	2.00	15
I	9.34	0.27	(0.07)	0.20	(0.28)	—	—	(0.28)	9.26	2.15	44,276	0.49	0.44	2.98	15
Y	9.29	0.27	(0.08)	0.19	(0.27)	—	—	(0.27)	9.21	2.15	16,169	0.47	0.44	2.99	15
F(5)	9.21	0.19	0.04	(17)	0.23	(0.19)	—	—	(0.19)	9.25	2.49	(6)	6,153	0.45	(7)	0.39	(7)	3.02	(7)	15

For the Year Ended October 31, 2016
A	$9.16	$0.26	$0.15	$0.41	$(0.26)	$—	$—	$(0.26)	$9.31	4.52%	$104,013	0.77%	0.70	%(18)	2.79%	21%
B	9.07	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.23	3.88	320	1.60	1.45	(18)	2.08	21
C	9.10	0.19	0.16	0.35	(0.19)	—	—	(0.19)	9.26	3.88	25,611	1.51	1.45	(18)	2.05	21
I	9.18	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.34	4.89	24,545	0.53	0.45	(18)	3.02	21
Y	9.13	0.28	0.16	0.44	(0.28)	—	—	(0.28)	9.29	4.90	17,233	0.46	0.45	(18)	3.04	21

For the Year Ended October 31, 2015
A	$9.50	$0.26	$(0.33)	$(0.07)	$(0.27)	$—	$—	$(0.27)	$9.16	(0.77)%	$106,809	0.88%	0.74%	2.85%	26%
B	9.41	0.19	(0.33)	(0.14)	(0.20)	—	—	(0.20)	9.07	(1.54)	813	1.70	1.50	2.09	26
C	9.45	0.19	(0.34)	(0.15)	(0.20)	—	—	(0.20)	9.10	(1.63)	27,452	1.63	1.49	2.10	26
I	9.53	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.18	(0.62)	15,495	0.65	0.50	3.09	26
Y	9.48	0.29	(0.35)	(0.06)	(0.29)	—	—	(0.29)	9.13	(0.64)	18,220	0.58	0.49	3.10	26

For the Year Ended October 31, 2014
A	$9.27	$0.27	$0.23	$0.50	$(0.27)	$—	$—	$(0.27)	$9.50	5.46%	$115,957	0.90%	0.85%	2.89%	31%
B	9.19	0.20	0.22	0.42	(0.20)	—	—	(0.20)	9.41	4.62	1,497	1.73	1.60	2.15	31
C	9.22	0.20	0.23	0.43	(0.20)	—	—	(0.20)	9.45	4.71	32,022	1.64	1.60	2.14	31
I	9.29	0.29	0.25	0.54	(0.30)	—	—	(0.30)	9.53	5.82	16,682	0.66	0.60	3.12	31
Y	9.25	0.29	0.23	0.52	(0.29)	—	—	(0.29)	9.48	5.74	20,941	0.60	0.60	3.14	31

For the Year Ended October 31, 2013
A	$9.73	$0.24	$(0.46)	$(0.22)	$(0.24)	$—	$—	$(0.24)	$9.27	(2.30)%	$124,008	0.88%	0.85%	2.51%	20%
B	9.65	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.19	(3.05)	2,194	1.71	1.60	1.76	20
C	9.68	0.17	(0.46)	(0.29)	(0.17)	—	—	(0.17)	9.22	(3.05)	38,185	1.62	1.60	1.76	20
I	9.75	0.26	(0.46)	(0.20)	(0.26)	—	—	(0.26)	9.29	(2.05)	12,776	0.64	0.60	2.75	20
Y	9.70	0.26	(0.44)	(0.18)	(0.27)	—	—	(0.27)	9.25	(1.94)	22,365	0.58	0.58	2.78	20

Hartford Municipal Short Duration Fund
For the Year Ended October 31, 2017
A	$10.08	$0.12	$(0.04)	$0.08	$(0.12)	$—	$—	$(0.12)	$10.04	0.81%	$8,363	1.15%	0.67%	1.21%	20%
C	10.08	0.09	(0.04)	0.05	(0.09)	—	—	(0.09)	10.04	0.54	3,614	1.88	0.95	0.92	20
I	10.08	0.14	(0.03)	0.11	(0.14)	—	—	(0.14)	10.05	1.15	7,246	0.87	0.44	1.44	20
F(5)	9.96	0.10	0.09	0.19	(0.10)	—	—	(0.10)	10.05	1.91	(6)	509	0.87	(7)	0.39	(7)	1.53	(7)	20

The accompanying notes are an integral part of these financial statements.

284

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
Hartford Municipal Short Duration Fund - (continued)
For the Year Ended October 31, 2016
A	$10.06	$0.10	$0.02	$0.12	$(0.10)	$—	$—	$(0.10)	$10.08	1.15%		$8,383	1.55%	0.70	%(19) %	0.95%		12%
C	10.05	0.02	0.03	0.05	(0.02)	—	—	(0.02)	10.08	0.50		4,067	2.29	1.45	(19)	0.20		12
I	10.06	0.12	0.02	0.14	(0.12)	—	—	(0.12)	10.08	1.40		5,915	1.27	0.45	(19)	1.20		12

For the Period Ended October 31, 2015
A(15)	$10.00	$0.03	$0.06	$0.09	$(0.03)	$—	$—	$(0.03)	$10.06	0.91	%(6)	$3,993	1.12%	0.69	%(7)	0.75	%(7)	6%
C(15)	10.00	—	0.05	0.05	—	—	—	—	10.05	0.53	(6)	3,137	1.82 (7)	1.44	(7)	(0.02	)(7)	6
I(15)	10.00	0.04	0.06	0.10	(0.04)	—	—	(0.04)	10.06	1.01	(6)	5,106	0.78	0.44	(7)	0.97	(7)	6

The Hartford Quality Bond Fund
For the Year Ended October 31, 2017
A	$10.34	$0.16	$(0.20)	$(0.04)	$(0.19)	$(0.16)	$—	$(0.35)	$9.95	(0.35)%		$13,410	1.01%	0.95%		1.59%		94%
C	10.26	0.08	(0.20)	(0.12)	(0.11)	(0.16)	—	(0.27)	9.87	(1.11)		2,558	1.77	1.70		0.82		94
I	10.35	0.18	(0.21)	(0.03)	(0.21)	(0.16)	—	(0.37)	9.95	(0.20)		3,852	0.76	0.70		1.77		94
R3	10.32	0.13	(0.20)	(0.07)	(0.16)	(0.16)	—	(0.32)	9.93	(0.66)		251	1.37	1.25		1.34		94
R4	10.35	0.16	(0.20)	(0.04)	(0.19)	(0.16)	—	(0.35)	9.96	(0.30)		11	1.12	0.91		1.59		94
R5	10.35	0.19	(0.20)	(0.01)	(0.22)	(0.16)	—	(0.38)	9.96	(0.05)		30	0.77	0.65		1.89		94
Y	10.36	0.18	(0.18)	—	(0.16)	(0.16)	—	(0.32)	10.04	0.01		15	0.65	0.60		1.80		94
F(5)	9.94	0.14	0.04	0.18	(0.16)	—	—	(0.16)	9.96	1.80	(6)	116,939	0.66 (7)	0.55	(7)	2.14	(7)	94

For the Year Ended October 31, 2016
A	$10.19	$0.12	$0.24	$0.36	$(0.14)	$(0.07)	$—	$(0.21)	$10.34	3.54%		$14,294	1.04%	0.96	%(20)	1.14%		84%
C	10.12	0.04	0.23	0.27	(0.06)	(0.07)	—	(0.13)	10.26	2.70		3,890	1.78	1.71	(20)	0.40		84
I	10.21	0.14	0.24	0.38	(0.17)	(0.07)	—	(0.24)	10.35	3.73		12,254	0.78	0.71	(20)	1.40		84
R3	10.17	0.06	0.31	0.37	(0.15)	(0.07)	—	(0.22)	10.32	3.66		198	1.38	1.26	(20)	0.57		84
R4	10.19	0.08	0.33	0.41	(0.18)	(0.07)	—	(0.25)	10.35	4.08		24	1.07	0.96	(20)	0.75		84
R5	10.21	0.11	0.33	0.44	(0.23)	(0.07)	—	(0.30)	10.35	4.37		45	0.77	0.66	(20)	1.05		84
Y	10.21	0.16	0.24	0.40	(0.18)	(0.07)	—	(0.25)	10.36	3.90		93,809	0.67	0.61	(20)	1.53		84

For the Year Ended October 31, 2015
A	$10.19	$0.04	$0.16	$0.20	$(0.05)	$(0.15)	$—	$(0.20)	$10.19	2.01%		$11,513	1.18%	0.90%		0.43%		20%
C	10.15	(0.03)	0.16	0.13	(0.01)	(0.15)	—	(0.16)	10.12	1.28		2,453	1.93	1.64		(0.31)		20
I	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.37		2,283	0.89	0.61		0.71		20
R3	10.17	0.01	0.16	0.17	(0.02)	(0.15)	—	(0.17)	10.17	1.69		2,082	1.58	1.25		0.07		20
R4	10.19	0.04	0.16	0.20	(0.05)	(0.15)	—	(0.20)	10.19	1.95		2,100	1.28	0.95		0.37		20
R5	10.20	0.07	0.16	0.23	(0.07)	(0.15)	—	(0.22)	10.21	2.32		2,119	0.98	0.65		0.67		20
Y	10.20	0.07	0.17	0.24	(0.08)	(0.15)	—	(0.23)	10.21	2.36		9,547	0.89	0.60		0.72		20

For the Year Ended October 31, 2014
A	$9.82	$0.05	$0.39	$0.44	$(0.07)	$—	$—	$(0.07)	$10.19	4.48%		$8,568	1.26%	0.86%		0.52%		27%
C	9.79	(0.02)	0.39	0.37	(0.01)	—	—	(0.01)	10.15	3.75		1,882	2.01	1.61		(0.22)		27
I	9.82	0.08	0.39	0.47	(0.09)	—	—	(0.09)	10.20	4.83		2,119	0.98	0.58		0.81		27
R3	9.80	0.02	0.39	0.41	(0.04)	—	—	(0.04)	10.17	4.17		2,048	1.68	1.23		0.17		27
R4	9.81	0.05	0.39	0.44	(0.06)	—	—	(0.06)	10.19	4.53		2,060	1.38	0.93		0.47		27
R5	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.79		2,072	1.08	0.63		0.77		27
Y	9.82	0.08	0.39	0.47	(0.09)	(0.00)	—	(0.09)	10.20	4.84		9,333	0.98	0.58		0.82		27

The accompanying notes are an integral part of these financial statements.

285

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)		Portfolio Turnover
The Hartford Quality Bond Fund - (continued)
For the Year Ended October 31, 2013(21)
A(21)	$10.00	$0.05	$(0.18)	$(0.13)	$(0.05)	$—	$—	$(0.05)	$9.82	(1.29	)%(6) %	$6,849	1.28	%(7) %	0.81	%(7) %	0.52	%(7) %	83	%(6) %
C(21)	10.00	(0.02)	(0.18)	(0.20)	(0.01)	—	—	(0.01)	9.79	(1.99	)(6)	2,239	2.03	(7)	1.56	(7)	(0.23	)(7)	83	(6)
I(21)	10.00	0.07	(0.18)	(0.11)	(0.07)	—	—	(0.07)	9.82	(1.14	)(6)	2,036	1.03	(7)	0.55	(7)	0.76	(7)	83	(6)
R3(21)	10.00	0.01	(0.18)	(0.17)	(0.03)	—	—	(0.03)	9.80	(1.69	)(6)	1,966	1.72	(7)	1.20	(7)	0.12	(7)	83	(6)
R4(21)	10.00	0.04	(0.18)	(0.14)	(0.05)	—	—	(0.05)	9.81	(1.43	)(6)	1,972	1.42	(7)	0.90	(7)	0.41	(7)	83	(6)
R5(21)	10.00	0.07	(0.19)	(0.12)	(0.06)	(0.00)	—	(0.06)	9.82	(1.16	)(6)	1,977	1.12	(7)	0.60	(7)	0.71	(7)	83	(6)
Y(21)	10.00	0.07	(0.18)	(0.11)	(0.07)	(0.00)	—	(0.07)	9.82	(1.13	)(6)	8,902	1.02	(7)	0.55	(7)	0.76	(7)	83	(6)

The Hartford Short Duration Fund
For the Year Ended October 31, 2017
A	$9.88	$0.20	$(0.01)	$0.19	$(0.20)	$—	$—	$(0.20)	$9.87	1.94%		$523,916	0.86%		0.84%		2.02%		42%
C	9.88	0.13	(0.01)	0.12	(0.13)	—	—	(0.13)	9.87	1.20		103,013	1.58		1.57		1.29		42
I	9.90	0.23	(0.01)	0.22	(0.23)	—	—	(0.23)	9.89	2.21		185,948	0.58		0.58		2.29		42
R3	9.86	0.17	(0.02)	0.15	(0.17)	—	—	(0.17)	9.84	1.58		1,175	1.22		1.09		1.77		42
R4	9.87	0.20	(0.02)	0.18	(0.20)	—	—	(0.20)	9.85	1.83		626	0.92		0.85		2.01		42
R5	9.86	0.23	—	0.23	(0.23)	—	—	(0.23)	9.86	2.33		807	0.60		0.55		2.33		42
Y	9.86	0.23	(0.02)	0.21	(0.23)	—	—	(0.23)	9.84	2.17		5,549	0.50		0.50		2.32		42
F(5)	9.88	0.16	0.01	0.17	(0.16)	—	—	(0.16)	9.89	1.73	(6)	103,896	0.49	(7)	0.49	(7)	2.45	(7)	42

For the Year Ended October 31, 2016
A	$9.80	$0.17	$0.08	$0.25	$(0.17)	$—	$—	$(0.17)	$9.88	2.56%		$530,178	0.90%		0.86	%(22)	1.69%		41%
B	9.85	0.16	0.10	0.26	(0.17)	—	—	(0.17)	9.94	2.66		2,393	1.04		0.86	(22)	1.67		41
C	9.80	0.09	0.09	0.18	(0.10)	—	—	(0.10)	9.88	1.80		125,548	1.61		1.61	(22)	0.94		41
I	9.82	0.19	0.09	0.28	(0.20)	—	—	(0.20)	9.90	2.86		189,645	0.57		0.57	(22)	1.98		41
R3	9.78	0.14	0.08	0.22	(0.14)	—	—	(0.14)	9.86	2.26		1,167	1.24		1.16	(22)	1.38		41
R4	9.79	0.17	0.08	0.25	(0.17)	—	—	(0.17)	9.87	2.56		661	0.94		0.86	(22)	1.68		41
R5	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.87		209	0.63		0.56	(22)	2.02		41
Y	9.78	0.20	0.08	0.28	(0.20)	—	—	(0.20)	9.86	2.92		45,768	0.51		0.51	(22)	2.05		41

For the Year Ended October 31, 2015
A	$9.91	$0.15	$(0.07)	$0.08	$(0.16)	$(0.03)	$—	$(0.19)	$9.80	0.80%		$469,337	0.90%		0.85%		1.51%		31%
B	9.96	0.16	(0.08)	0.08	(0.16)	(0.03)	—	(0.19)	9.85	0.80		4,450	1.03		0.85		1.56		31
C	9.91	0.08	(0.07)	0.01	(0.09)	(0.03)	—	(0.12)	9.80	0.05		120,116	1.60		1.60		0.81		31
I	9.93	0.19	(0.08)	0.11	(0.19)	(0.03)	—	(0.22)	9.82	1.11		126,578	0.54		0.54		1.87		31
R3	9.88	0.12	(0.06)	0.06	(0.13)	(0.03)	—	(0.16)	9.78	0.60		1,084	1.23		1.15		1.26		31
R4	9.89	0.15	(0.06)	0.09	(0.16)	(0.03)	—	(0.19)	9.79	0.90		677	0.92		0.85		1.56		31
R5	9.89	0.18	(0.07)	0.11	(0.19)	(0.03)	—	(0.22)	9.78	1.10		111	0.62		0.55		1.86		31
Y	9.88	0.19	(0.06)	0.13	(0.20)	(0.03)	—	(0.23)	9.78	1.25		8,412	0.51		0.51		1.91		31

For the Year Ended October 31, 2014
A	$9.98	$0.15	$(0.03)	$0.12	$(0.15)	$(0.04)	$—	$(0.19)	$9.91	1.23%		$469,415	0.91%		0.85%		1.50%		50%
B	10.02	0.15	(0.02)	0.13	(0.15)	(0.04)	—	(0.19)	9.96	1.33		6,510	1.01		0.85		1.51		50
C	9.98	0.08	(0.03)	0.05	(0.08)	(0.04)	—	(0.12)	9.91	0.48		128,158	1.60		1.60		0.76		50
I	10.00	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.93	1.52		208,183	0.55		0.55		1.79		50
R3	9.96	0.12	(0.04)	0.08	(0.12)	(0.04)	—	(0.16)	9.88	0.84		879	1.23		1.15		1.20		50
R4	9.97	0.15	(0.04)	0.11	(0.15)	(0.04)	—	(0.19)	9.89	1.14		997	0.92		0.85		1.50		50
R5	9.96	0.18	(0.03)	0.15	(0.18)	(0.04)	—	(0.22)	9.89	1.54		109	0.61		0.55		1.80		50
Y	9.96	0.18	(0.03)	0.15	(0.19)	(0.04)	—	(0.23)	9.88	1.49		5,134	0.50		0.50		1.83		50

The accompanying notes are an integral part of these financial statements.

286

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Short Duration Fund - (continued)
For the Year Ended October 31, 2013
A	$10.05	$0.17	$(0.05)	$0.12	$(0.17)	$(0.02)	$—	$(0.19)	$9.98	1.20%		$451,357	0.88%	0.85%		1.66%	51%
B	10.05	0.17	(0.01)	0.16	(0.17)	(0.02)	—	(0.19)	10.02	1.60		9,589	0.99	0.85		1.67	51
C	10.05	0.09	(0.05)	0.04	(0.09)	(0.02)	—	(0.11)	9.98	0.44		133,623	1.60	1.60		0.93	51
I	10.07	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	10.00	1.48		105,812	0.57	0.57		1.96	51
R3	10.03	0.13	(0.04)	0.09	(0.14)	(0.02)	—	(0.16)	9.96	0.90		527	1.23	1.15		1.35	51
R4	10.04	0.17	(0.05)	0.12	(0.17)	(0.02)	—	(0.19)	9.97	1.20		928	0.92	0.85		1.69	51
R5	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.51		112	0.61	0.55		1.98	51
Y	10.03	0.20	(0.05)	0.15	(0.20)	(0.02)	—	(0.22)	9.96	1.55		3,002	0.51	0.51		2.03	51

The Hartford Strategic Income Fund
For the Year Ended October 31, 2017
A	$8.76	$0.36	$0.26	$0.62	$(0.38)	$—	$—	$(0.38)	$9.00	7.26%		$161,969	1.03%	0.95%		4.02%	82%
C	8.79	0.29	0.26	0.55	(0.31)	—	—	(0.31)	9.03	6.38		74,017	1.74	1.70		3.29	82
I	8.79	0.37	0.27	0.64	(0.40)	—	—	(0.40)	9.03	7.51		83,345	0.76	0.70		4.11	82
R3	8.75	0.33	0.25	0.58	(0.35)	—	—	(0.35)	8.98	6.83		329	1.45	1.25		3.70	82
R4	8.76	0.35	0.26	0.61	(0.38)	—	—	(0.38)	8.99	7.13		748	1.08	0.95		4.00	82
R5	8.76	0.38	0.26	0.64	(0.41)	—	—	(0.41)	8.99	7.48		1,467	0.75	0.65		4.25	82
R6	8.75	0.39	0.26	0.65	(0.41)	—	—	(0.41)	8.99	7.66		11	0.70	0.60		4.41	82
Y	8.75	0.42	0.23	0.65	(0.41)	—	—	(0.41)	8.99	7.67		657	0.64	0.60		4.79	82
F(5)	8.79	0.25	0.20	0.45	(0.22)	—	—	(0.22)	9.02	5.21	(6)	180,163	0.64 (7)	0.60	(7)	4.08 (7)	82

For the Year Ended October 31, 2016
A	$8.53	$0.39	$0.19	$0.58	$(0.35)	$—	$—	$(0.35)	$8.76	7.02%		$120,051	1.05%	0.96	%(23)	4.54%	55%
B	8.53	0.37	0.21	0.58	(0.33)	—	—	(0.33)	8.78	6.98		2,205	1.27	1.11	(23)	4.37	55
C	8.55	0.32	0.20	0.52	(0.28)	—	—	(0.28)	8.79	6.27		74,607	1.75	1.71	(23)	3.78	55
I	8.55	0.41	0.21	0.62	(0.38)	—	—	(0.38)	8.79	7.29		31,317	0.75	0.71	(23)	4.79	55
R3	8.51	0.36	0.20	0.56	(0.32)	—	—	(0.32)	8.75	6.81		267	1.42	1.26	(23)	4.23	55
R4	8.52	0.39	0.20	0.59	(0.35)	—	—	(0.35)	8.76	7.15		224	1.08	0.96	(23)	4.55	55
R5	8.52	0.42	0.20	0.62	(0.38)	—	—	(0.38)	8.76	7.49		413	0.76	0.66	(23)	4.87	55
R6	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		11	0.65	0.61	(23)	4.88	55
Y	8.52	0.42	0.19	0.61	(0.38)	—	—	(0.38)	8.75	7.43		164,098	0.65	0.61	(23)	4.89	55

For the Year Ended October 31, 2015
A	$9.30	$0.37	$(0.57)	$(0.20)	$(0.37)	$(0.20)	$—	$(0.57)	$8.53	(2.23)%		$123,510	1.03%	0.95%		4.23%	66%
B	9.30	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.53	(3.00)		4,019	1.85	1.70		3.60	66
C	9.32	0.32	(0.59)	(0.27)	(0.30)	(0.20)	—	(0.50)	8.55	(2.97)		86,887	1.74	1.70		3.61	66
I	9.33	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.55	(1.97)		29,189	0.73	0.70		4.61	66
R3	9.29	0.35	(0.59)	(0.24)	(0.34)	(0.20)	—	(0.54)	8.51	(2.64)		314	1.41	1.25		4.04	66
R4	9.30	0.38	(0.59)	(0.21)	(0.37)	(0.20)	—	(0.57)	8.52	(2.34)		175	1.08	0.95		4.37	66
R5	9.30	0.41	(0.60)	(0.19)	(0.39)	(0.20)	—	(0.59)	8.52	(2.05)		306	0.75	0.65		4.70	66
R6(24)	9.27	0.41	(0.56)	(0.15)	(0.40)	(0.20)	—	(0.60)	8.52	(1.66	)(6)	10	0.69 (7)	0.59	(7)	4.78 (7)	66
Y	9.30	0.41	(0.59)	(0.18)	(0.40)	(0.20)	—	(0.60)	8.52	(1.99)		111,277	0.64	0.60		4.70	66

The accompanying notes are an integral part of these financial statements.

287

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Strategic Income Fund - (continued)
For the Year Ended October 31, 2014
A	$9.21	$0.36	$0.10	$0.46	$(0.37)	$—	$—	$(0.37)	$9.30	5.06%	$144,172	1.01%	0.95%		3.82%	71%
B	9.21	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.30	4.25	6,367	1.82	1.70		3.10	71
C	9.23	0.29	0.10	0.39	(0.30)	—	—	(0.30)	9.32	4.26	109,960	1.72	1.69		3.08	71
I	9.24	0.38	0.10	0.48	(0.39)	—	—	(0.39)	9.33	5.32	48,809	0.71	0.68		4.09	71
R3	9.21	0.33	0.09	0.42	(0.34)	—	—	(0.34)	9.29	4.64	213	1.40	1.25		3.54	71
R4	9.21	0.36	0.10	0.46	(0.37)	—	—	(0.37)	9.30	5.06	131	1.05	0.95		3.83	71
R5	9.21	0.38	0.11	0.49	(0.40)	—	—	(0.40)	9.30	5.38	120	0.73	0.65		4.10	71
Y	9.20	0.39	0.11	0.50	(0.40)	—	—	(0.40)	9.30	5.55	113,356	0.63	0.60		4.25	71

For the Year Ended October 31, 2013
A	$9.70	$0.36	$(0.21)	$0.15	$(0.36)	$(0.28)	$—	$(0.64)	$9.21	1.67%	$160,916	0.99%	0.95%		3.93%	55%
B	9.70	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.21	0.91	9,233	1.79	1.70		3.09	55
C	9.72	0.29	(0.21)	0.08	(0.29)	(0.28)	—	(0.57)	9.23	0.90	129,507	1.69	1.68		3.07	55
I	9.73	0.37	(0.19)	0.18	(0.39)	(0.28)	—	(0.67)	9.24	1.93	50,963	0.70	0.69		4.00	55
R3	9.70	0.35	(0.22)	0.13	(0.34)	(0.28)	—	(0.62)	9.21	1.40	242	1.39	1.25		3.74	55
R4	9.70	0.36	(0.21)	0.15	(0.36)	(0.28)	—	(0.64)	9.21	1.68	143	1.03	0.95		3.91	55
R5	9.70	0.39	(0.21)	0.18	(0.39)	(0.28)	—	(0.67)	9.21	1.98	114	0.71	0.65		4.20	55
Y	9.69	0.40	(0.21)	0.19	(0.40)	(0.28)	—	(0.68)	9.20	2.04	214,550	0.61	0.60		4.30	55

The Hartford Total Return Bond Fund
For the Year Ended October 31, 2017
A	$10.48	$0.26	$(0.04)	$0.22	$(0.26)	$—	$—	$(0.26)	$10.44	2.19%	$772,486	0.84%	0.84%		2.55%	56%
C	10.50	0.19	(0.04)	0.15	(0.19)	—	—	(0.19)	10.46	1.43	59,204	1.58	1.58		1.82	56
I	10.49	0.29	(0.04)	0.25	(0.29)	—	—	(0.29)	10.45	2.41	35,182	0.77	0.62		2.78	56
R3	10.68	0.23	(0.04)	0.19	(0.23)	—	—	(0.23)	10.64	1.86	5,851	1.17	1.17		2.22	56
R4	10.66	0.27	(0.04)	0.23	(0.27)	—	—	(0.27)	10.62	2.18	14,290	0.85	0.85		2.54	56
R5	10.65	0.30	(0.03)	0.27	(0.30)	—	—	(0.30)	10.62	2.48	1,548	0.55	0.55		2.84	56
R6	10.64	0.30	(0.02)	0.28	(0.31)	—	—	(0.31)	10.61	2.69	1,092	0.45	0.44		2.87	56
Y	10.65	0.31	(0.04)	0.27	(0.31)	—	—	(0.31)	10.61	2.57	438,589	0.46	0.46		2.96	56
F(5)	10.32	0.20	0.14	0.34	(0.20)	—	—	(0.20)	10.46	3.36 (6)	937,170	0.44 (7)	0.44	(7)	2.88 (7)	56

For the Year Ended October 31, 2016
A	$10.28	$0.28	$0.22	$0.50	$(0.25)	$(0.02)	$(0.03)	$(0.30)	$10.48	4.77%	$782,964	0.87%	0.87	%(25)	2.68%	41%
B	10.20	0.20	0.21	0.41	(0.18)	(0.02)	(0.02)	(0.22)	10.39	4.09	4,406	1.89	1.63	(25)	1.92	41
C	10.30	0.20	0.22	0.42	(0.18)	(0.02)	(0.02)	(0.22)	10.50	4.10	73,841	1.60	1.60	(25)	1.95	41
I	10.30	0.30	0.22	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.49	5.08	115,889	0.61	0.61	(25)	2.86	41
R3	10.48	0.25	0.22	0.47	(0.23)	(0.02)	(0.02)	(0.27)	10.68	4.51	5,943	1.18	1.18	(25)	2.37	41
R4	10.46	0.28	0.22	0.50	(0.25)	(0.02)	(0.03)	(0.30)	10.66	4.85	15,348	0.86	0.86	(25)	2.69	41
R5	10.46	0.32	0.20	0.52	(0.28)	(0.02)	(0.03)	(0.33)	10.65	5.16	1,473	0.56	0.56	(25)	3.00	41
R6	10.45	0.32	0.21	0.53	(0.29)	(0.02)	(0.03)	(0.34)	10.64	5.15	11	0.45	0.45	(25)	3.07	41
Y	10.45	0.33	0.21	0.54	(0.29)	(0.02)	(0.03)	(0.34)	10.65	5.27	1,031,478	0.45	0.45	(25)	3.10	41

The accompanying notes are an integral part of these financial statements.

288

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford Total Return Bond Fund - (continued)
For the Year Ended October 31, 2015
A	$10.71	$0.23	$(0.21)		$0.02	$(0.22)	$(0.23)	$—	$(0.45)	$10.28	0.35%	$672,638	0.87%	0.87%	2.20%	57%
B	10.63	0.15	(0.20)		(0.05)	(0.15)	(0.23)	—	(0.38)	10.20	(0.50)	10,528	1.86	1.62	1.43	57
C	10.72	0.16	(0.20)		(0.04)	(0.15)	(0.23)	—	(0.38)	10.30	(0.38)	67,147	1.59	1.59	1.50	57
I	10.72	0.27	(0.20)		0.07	(0.26)	(0.23)	—	(0.49)	10.30	0.67	23,201	0.56	0.56	2.60	57
R3	10.90	0.21	(0.21)		—	(0.19)	(0.23)	—	(0.42)	10.48	0.07	6,198	1.16	1.16	1.93	57
R4	10.88	0.24	(0.20)		0.04	(0.23)	(0.23)	—	(0.46)	10.46	0.39	15,610	0.84	0.84	2.25	57
R5	10.88	0.27	(0.20)		0.07	(0.26)	(0.23)	—	(0.49)	10.46	0.68	1,423	0.55	0.55	2.57	57
R6(24)	10.87	0.27	(0.20)		0.07	(0.26)	(0.23)	—	(0.49)	10.45	0.65 (6)	10	0.50 (7)	0.50 (7)	2.61 (7)	57
Y	10.87	0.28	(0.20)		0.08	(0.27)	(0.23)	—	(0.50)	10.45	0.79	1,103,177	0.44	0.44	2.67	57

For the Year Ended October 31, 2014
A	$10.48	$0.24	$0.22		$0.46	$(0.23)	$—	$—	$(0.23)	$10.71	4.46%	$602,306	1.00%	0.91%	2.26%	84%
B	10.40	0.16	0.22		0.38	(0.15)	—	—	(0.15)	10.63	3.72	19,329	1.93	1.65	1.52	84
C	10.49	0.16	0.22		0.38	(0.15)	—	—	(0.15)	10.72	3.68	70,539	1.72	1.65	1.51	84
I	10.49	0.27	0.22		0.49	(0.26)	—	—	(0.26)	10.72	4.75	11,737	0.67	0.62	2.51	84
R3	10.66	0.21	0.23		0.44	(0.20)	—	—	(0.20)	10.90	4.16	6,868	1.28	1.21	1.96	84
R4	10.64	0.24	0.23		0.47	(0.23)	—	—	(0.23)	10.88	4.48	16,342	0.96	0.90	2.26	84
R5	10.64	0.27	0.24		0.51	(0.27)	—	—	(0.27)	10.88	4.79	978	0.67	0.60	2.55	84
Y	10.63	0.29	0.22		0.51	(0.27)	—	—	(0.27)	10.87	4.89	1,003,275	0.56	0.51	2.66	84

For the Year Ended October 31, 2013
A	$11.16	$0.23	$(0.32)		$(0.09)	$(0.26)	$(0.33)	$—	$(0.59)	$10.48	(0.83)%	$586,762	0.99%	0.95%	2.15%	106%
B	11.08	0.15	(0.32)		(0.17)	(0.18)	(0.33)	—	(0.51)	10.40	(1.58)	31,258	1.88	1.70	1.39	106
C	11.18	0.15	(0.33)		(0.18)	(0.18)	(0.33)	—	(0.51)	10.49	(1.66)	78,034	1.70	1.70	1.40	106
I	11.17	0.26	(0.32)		(0.06)	(0.29)	(0.33)	—	(0.62)	10.49	(0.55)	6,771	0.68	0.68	2.42	106
R3	11.35	0.20	(0.33)		(0.13)	(0.23)	(0.33)	—	(0.56)	10.66	(1.21)	7,655	1.28	1.25	1.85	106
R4	11.33	0.23	(0.33)		(0.10)	(0.26)	(0.33)	—	(0.59)	10.64	(0.92)	15,725	0.96	0.95	2.15	106
R5	11.33	0.26	(0.33)		(0.07)	(0.29)	(0.33)	—	(0.62)	10.64	(0.61)	664	0.67	0.65	2.44	106
Y	11.32	0.28	(0.34)		(0.06)	(0.30)	(0.33)	—	(0.63)	10.63	(0.52)	883,706	0.55	0.55	2.55	106

The Hartford World Bond Fund
For the Year Ended October 31, 2017
A	$10.36	$0.11	$(0.02	)(17)	$0.09	$—	$—	$—	$—	$10.45	0.87%	$331,084	1.08%	1.05%	1.02%	100%
C	10.29	0.03	(0.01	)(17)	0.02	—	—	—	—	10.31	0.19	101,882	1.78	1.78	0.30	100
I	10.39	0.13	(0.02	)(17)	0.11	—	—	—	—	10.50	1.16	1,880,345	0.85	0.80	1.26	100
R3	10.35	0.07	(0.01	)(17)	0.06	—	—	—	—	10.41	0.58	2,139	1.40	1.35	0.70	100
R4	10.37	0.11	(0.02	)(17)	0.09	—	—	—	—	10.46	0.87	664	1.10	1.05	1.03	100
R5	10.38	0.13	—		0.13	—	—	—	—	10.51	1.25	2,087	0.79	0.75	1.27	100
R6	10.40	0.14	(0.01	)(17)	0.13	—	—	—	—	10.53	1.25	1,176	0.71	0.69	1.36	100
Y	10.40	0.14	(0.01	)(17)	0.13	—	—	—	—	10.53	1.25	490,321	0.70	0.70	1.37	100
F(5)	10.32	0.08	0.11		0.19	—	—	—	—	10.51	1.84 (6)	1,235,664	0.68 (7)	0.68 (7)	1.14 (7)	100

The accompanying notes are an integral part of these financial statements.

289

Fixed Income Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)	Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)(4)	Ratio of Expenses to Average Net Assets After Adjust- ments(3)(4)		Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover
The Hartford World Bond Fund - (continued)
For the Year Ended October 31, 2016
A	$10.47	$0.11	$0.07		$0.18	$—	$(0.26)	$(0.03)	$(0.29)	$10.36	1.78%	$481,126	1.13%	1.07	%(26) %	1.12%	122%
C	10.46	0.04	0.06		0.10	—	(0.26)	(0.01)	(0.27)	10.29	0.95	155,828	1.79	1.79	(26)	0.40	122
I	10.49	0.14	0.06		0.20	—	(0.26)	(0.04)	(0.30)	10.39	1.91	2,407,302	0.81	0.81	(26)	1.39	122
R3	10.48	0.09	0.06		0.15	—	(0.26)	(0.02)	(0.28)	10.35	1.48	1,882	1.41	1.37	(26)	0.85	122
R4	10.48	0.11	0.07		0.18	—	(0.26)	(0.03)	(0.29)	10.37	1.79	1,228	1.10	1.07	(26)	1.11	122
R5	10.48	0.15	0.06		0.21	—	(0.26)	(0.05)	(0.31)	10.38	2.02	1,137	0.83	0.77	(26)	1.46	122
R6	10.49	0.16	0.06		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.14	790	0.74	0.72	(26)	1.52	122
Y	10.49	0.15	0.07		0.22	—	(0.26)	(0.05)	(0.31)	10.40	2.15	568,934	0.69	0.69	(26)	1.50	122

For the Year Ended October 31, 2015
A	$10.76	$0.09	$—		$0.09	$(0.38)	$—	$—	$(0.38)	$10.47	0.82%	$624,111	1.08%	1.05%		0.84%	99%
C	10.74	0.01	0.01	(17)	0.02	(0.30)	—	—	(0.30)	10.46	0.17	175,560	1.77	1.77		0.13	99
I	10.77	0.12	—		0.12	(0.40)	—	—	(0.40)	10.49	1.16	2,283,590	0.77	0.77		1.13	99
R3	10.77	0.06	(0.01)		0.05	(0.34)	—	—	(0.34)	10.48	0.48	810	1.39	1.35		0.55	99
R4	10.78	0.10	(0.02)		0.08	(0.38)	—	—	(0.38)	10.48	0.71	4,850	1.08	1.05		0.98	99
R5	10.76	0.12	—		0.12	(0.40)	—	—	(0.40)	10.48	1.19	297	0.83	0.75		1.17	99
R6(24)	10.78	0.14	(0.02)		0.12	(0.41)	—	—	(0.41)	10.49	1.18 (6)	188	0.74 (7)	0.70	(7)	1.32 (7)	99
Y	10.77	0.13	—		0.13	(0.41)	—	—	(0.41)	10.49	1.27	634,789	0.67	0.67		1.24	99

For the Year Ended October 31, 2014
A	$10.63	$0.12	$0.17		$0.29	$(0.13)	$(0.03)	$—	$(0.16)	$10.76	2.74%	$422,689	1.02%	0.99%		1.15%	140%
C	10.61	0.04	0.17		0.21	(0.05)	(0.03)	—	(0.08)	10.74	2.00	179,147	1.76	1.73		0.41	140
I	10.64	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.77	3.03	1,966,455	0.76	0.74		1.40	140
R3	10.64	0.09	0.17		0.26	(0.10)	(0.03)	—	(0.13)	10.77	2.42	759	1.39	1.32		0.82	140
R4	10.64	0.12	0.18		0.30	(0.13)	(0.03)	—	(0.16)	10.78	2.80	725	1.07	1.02		1.12	140
R5	10.63	0.15	0.17		0.32	(0.16)	(0.03)	—	(0.19)	10.76	3.03	226	0.79	0.70		1.42	140
Y	10.64	0.16	0.17		0.33	(0.17)	(0.03)	—	(0.20)	10.77	3.11	517,167	0.67	0.64		1.50	140

For the Year Ended October 31, 2013
A	$10.77	$0.10	$0.06		$0.16	$(0.18)	$(0.12)	$—	$(0.30)	$10.63	1.47%	$481,684	1.03%	0.93%		0.95%	129%
C	10.76	0.02	0.05		0.07	(0.10)	(0.12)	—	(0.22)	10.61	0.67	177,802	1.77	1.67		0.21	129
I	10.78	0.13	0.05		0.18	(0.20)	(0.12)	—	(0.32)	10.64	1.71	891,048	0.79	0.69		1.19	129
R3	10.78	0.06	0.05		0.11	(0.13)	(0.12)	—	(0.25)	10.64	1.03	519	1.40	1.25		0.60	129
R4	10.78	0.10	0.05		0.15	(0.17)	(0.12)	—	(0.29)	10.64	1.40	976	1.08	0.95		0.92	129
R5	10.77	0.13	0.06		0.19	(0.21)	(0.12)	—	(0.33)	10.63	1.73	372	0.79	0.65		1.18	129
Y	10.78	0.14	0.05		0.19	(0.21)	(0.12)	—	(0.33)	10.64	1.81	340,669	0.68	0.58		1.30	129

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Ratios do not include expenses of the Underlying Funds and/or other investment companies, if applicable.
(5)	Commenced operations on February 28, 2017.
(6)	Not annualized.
(7)	Annualized.
(8)	Excluding the expenses not subject to cap, the ratios would have been 1.25%, 2.00%, 1.00%, 1.55%, 1.25%, 0.95% and 0.90% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(9)	Excluding the expenses not subject to cap, the ratios would have been 1.00%, 1.75%, 1.73%, 0.73%, 1.25%, 1.00%, 0.70% and 0.65% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

290

Fixed Income Funds

Financial Highlights – (continued)

(10)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.75% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(11)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.80%, 1.80%, 0.80%, 1.35%, 1.05%, 0.75% and 0.70% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(12)	Included in this amount are tax distributions from capital of less than ($0.01).
(13)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 1.60%, 1.60%, 0.60%, 1.20%, 0.90%, 0.60% and 0.55% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(14)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44% for Class A, Class C and Class I, respectively.
(15)	Commenced operations on May 29, 2015.
(16)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44% and 0.44% for Class A, Class B, Class C and Class I, respectively.
(17)	Per share amount was not in accord with the net realized and unrealized gain (loss) for the period because of the timing of transactions in shares of the fund and the amount and timing of per-share net realized and unrealized gain (loss) on such shares.
(18)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44%, 1.44%, 0.44% and 0.44% for Class A, Class B, Class C, Class I and Class Y, respectively.
(19)	Excluding the expenses not subject to cap, the ratios would have been 0.69%, 1.44% and 0.44%, for Class A, Class C and Class I, respectively.
(20)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65% and 0.60% for Class A, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(21)	Commenced operations on November 30, 2012.
(22)	Excluding the expenses not subject to cap, the ratios would have been 0.85%, 0.85%, 1.60%, 0.56%, 1.15%, 0.85%, 0.55% and 0.50% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5 and Class Y, respectively.
(23)	Excluding the expenses not subject to cap, the ratios would have been 0.95%, 1.10%, 1.70%, 0.70%, 1.25%, 0.95%, 0.65%, 0.60% and 0.60% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(24)	Commenced operations on November 7, 2014.
(25)	Excluding the expenses not subject to cap, the ratios would have been 0.86%, 1.62%, 1.59%, 0.60%, 1.17%, 0.85%, 0.55%, 0.44% and 0.44% for Class A, Class B, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.
(26)	Excluding the expenses not subject to cap, the ratios would have been 1.05%, 1.77%, 0.79%, 1.35%, 1.05%, 0.75%, 0.70% and 0.67% for Class A, Class C, Class I, Class R3, Class R4, Class R5, Class R6 and Class Y, respectively.

The accompanying notes are an integral part of these financial statements.

291

Hartford Funds - Fixed Income Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each, a “Company” and collectively, the “Companies”) are each an open-end registered management investment company comprised of forty-three and thirteen series, respectively, as of October 31, 2017. Financial statements for the series of each Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds, Inc.:

The Hartford Emerging Markets Local Debt Fund (the “Emerging Markets Local Debt Fund”)

The Hartford Floating Rate Fund (the “Floating Rate Fund”)

The Hartford Floating Rate High Income Fund (the “Floating Rate High Income Fund”)

The Hartford High Yield Fund (the “High Yield Fund”)

The Hartford Inflation Plus Fund (the “Inflation Plus Fund”)

Hartford Municipal Income Fund (the “Municipal Income Fund”)

The Hartford Municipal Opportunities Fund (the “Municipal Opportunities Fund”)

Hartford Municipal Short Duration Fund (the “Municipal Short Duration Fund”)

The Hartford Quality Bond Fund (the “Quality Bond Fund”)

The Hartford Short Duration Fund (the “Short Duration Fund”)

The Hartford Strategic Income Fund (the “Strategic Income Fund”)

The Hartford Total Return Bond Fund (the “Total Return Bond Fund”)

The Hartford World Bond Fund (the “World Bond Fund”)

The Hartford Mutual Funds II, Inc.:

The Hartford Municipal Real Return Fund (the “Municipal Real Return Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Local Debt Fund and World Bond Fund, is a diversified open-end management investment company. Emerging Markets Local Debt Fund and World Bond Fund, are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I and Class F shares. As of October 31, 2017, Class T shares have not commenced operations. In addition, each Fund, except Municipal Income Fund, Municipal Opportunities Fund, Municipal Real Return Fund and Municipal Short Duration Fund, offer Class R3, Class R4 and Class R5 shares. Each Fund has registered for sale Class Y shares, except Municipal Income Fund, Municipal Opportunities Fund and Municipal Short Duration Fund. Strategic Income Fund, Total Return Bond Fund and World Bond Fund has registered for sale Class R6 shares. Class A shares of each Fund, except Floating Rate Fund, Floating Rate High Income Fund and Short Duration Fund, are sold with a front-end sales charge of up to 4.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class A shares are sold with a front-end sales charge of up to 3.00% for Floating Rate Fund and Floating Rate High Income Fund and up to 2.00% for Short Duration Fund. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, R6, Y and F shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

Any remaining Class B shares converted to Class A shares on September 19, 2017. Class B shares are no longer offered for sale. Class B shares were sold with a contingent deferred sales charge which was assessed on the lesser of the per share net asset value (“NAV”) of the shares at the time of redemption or the original purchase price, and declined from 5.00% to zero, depending on the period of time the shares were held.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

292

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – Investments in open-end mutual funds are valued at the respective NAV of each Underlying Fund as determined as of the NYSE Close on the Valuation Date. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses. For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the respective Company’s Board of Directors. Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the respective Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the respective Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the OTC market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

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Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the respective Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

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Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund may also be subject to taxes withheld on foreign dividends from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the respective Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. Normally, for each Fund, except Emerging Markets Local Debt Fund, Strategic Income Fund, and World Bond Fund, dividends from net investment income are declared daily and paid monthly. The policy of Emerging Markets Local Debt Fund and Strategic Income Fund is to declare and pay dividends from net investment income, if any, monthly. The policy of World Bond Fund is to declare and pay dividends from net investment income, if any, quarterly. Dividends from realized gains, if any, are paid at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

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3.	Securities and Other Investments:

a)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the respective Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2017.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2017.

c)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests generally hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to a Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of October 31, 2017.

d)

Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that

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directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2017.

e)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Bond Forwards – A Fund may enter into bond forwards. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund’s ability to sell or otherwise use the investments used as collateral for the bond forward.

During the fiscal year ended October 31, 2017, Inflation Plus Fund had engaged in Bond Forwards.

b)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

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During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Floating Rate Fund, Floating Rate High Income Fund, High Yield Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Foreign Currency Contracts.

c)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Inflation Plus Fund, Quality Bond Fund, Short Duration Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Futures Contracts.

d)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Options Contracts.

e)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

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Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the respective Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute

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terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the fiscal year ended October 31, 2017, High Yield Fund, Inflation Plus Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Credit Default Swap Contracts.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Inflation Plus Fund, Municipal Real Return Fund, Strategic Income Fund, Total Return Bond Fund and World Bond Fund had engaged in Interest Rate Swap Contracts.

Total Return Swap Contracts – Certain Funds may invest in total return swap contracts in pursuit of the Fund’s investment objective or for hedging purposes. An investment in a total return swap allows a Fund to gain or mitigate exposure to underlying reference assets. Total return swap contracts involve commitments where cash flows are exchanged based on the price of underlying reference assets and based on a fixed or variable interest rate. One party receives payments based on the price appreciation or depreciation of the underlying reference asset, in exchange for paying to or receiving from the counterparty seller an agreed-upon interest rate. A variable interest rate may be correlated to a base rate, such as the LIBOR, and is adjusted each reset period, which is defined at the beginning of the contract. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty. If the Fund is a payer in a total return swap, it may be subject to unlimited losses. They are also subject to counterparty risk. If the counterparty fails to meet its obligations, the Fund may lose money.

During the fiscal year ended October 31, 2017, World Bond Fund had engaged in Total Return Swap Contracts.

Cross Currency Swaps – Certain Funds may enter into cross currency swap agreements to gain or mitigate exposure to currency risk. A cross currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Cross currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a cross currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction.

During the fiscal year ended October 31, 2017, Emerging Markets Local Debt Fund, Strategic Income Fund and Total Return Bond Fund had engaged in Cross Currency Swaps.

300

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Additional Derivative Instrument Information:

Emerging Markets Local Debt Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$141,896	$660,911	$—	$—	$—	$—	$802,807
Unrealized appreciation on futures contracts(1)	43,611	—	—	—	—	—	43,611
Unrealized appreciation on foreign currency contracts	—	4,298,238	—	—	—	—	4,298,238
Unrealized appreciation on swap contracts(2)	89,811	—	—	—	—	—	89,811

Total	$275,318	$4,959,149	$—	$—	$—	$—	$5,234,467

Liabilities:
Unrealized depreciation on futures contracts(1)	$36,840	$—	$—	$—	$—	$—	$36,840
Unrealized depreciation on foreign currency contracts	—	6,324,399	—	—	—	—	6,324,399
Written options, market value	—	481,256	—	—	—	—	481,256
Unrealized depreciation on swap contracts(2)	111,496	—	—	—	—	—	111,496

Total	$148,336	$6,805,655	$—	$—	$—	$—	$6,953,991

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(48,944)	$(287,538)	$—	$—	$—	$—	$(336,482)
Net realized gain (loss) on futures contracts	(40,108)	—	—	—	—	—	(40,108)
Net realized gain (loss) on written options contracts	—	707,778	—	—	—	—	707,778
Net realized gain (loss) on swap contracts	238,311	(1,562)	—	—	—	—	236,749
Net realized gain (loss) on foreign currency contracts	—	3,176,574	—	—	—	—	3,176,574

Total	$149,259	$3,595,252	$—	$—	$—	$—	$3,744,511

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(2,289)	$(58,032)	$—	$—	$—	$—	$(60,321)
Net change in unrealized appreciation (depreciation) of futures contracts	84	—	—	—	—	—	84
Net change in unrealized appreciation (depreciation) of written options contracts	—	44,169	—	—	—	—	44,169
Net change in unrealized appreciation (depreciation) of swap contracts	44,124	(14,595)	—	—	—	—	29,529
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(1,492,151)	—	—	—	—	(1,492,151)

Total	$41,919	$(1,520,609)	$—	$—	$—	$—	$(1,478,690)

301

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Local Debt Fund – (continued)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	6,240,811,417
Futures Contracts Long at Number of Contracts	15
Futures Contracts Short at Number of Contracts	(26)
Written Options Contracts at Number of Contracts	(28,424,667)
Swap Contracts at Notional Amount	$7,031,370,052
Foreign Currency Contracts Purchased at Contract Amount	$158,159,750
Foreign Currency Contracts Sold at Contract Amount	$124,500,424

Floating Rate Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$1,812,006	$—	$—	$—	$—	$1,812,006

Total	$—	$1,812,006	$—	$—	$—	$—	$1,812,006

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$528,692	$—	$—	$—	$—	$528,692

Total	$—	$528,692	$—	$—	$—	$—	$528,692

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(10,455,069)	$—	$—	$—	$—	$(10,455,069)

Total	$—	$(10,455,069)	$—	$—	$—	$—	$(10,455,069)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$1,977,667	$—	$—	$—	$—	$1,977,667

Total	$—	$1,977,667	$—	$—	$—	$—	$1,977,667

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$2,949,082
Foreign Currency Contracts Sold at Contract Amount	$133,959,257

302

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate High Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$415,134	$—	$—	$—	$—	$415,134

Total	$—	$415,134	$—	$—	$—	$—	$415,134

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$64,233	$—	$—	$—	$—	$64,233

Total	$—	$64,233	$—	$—	$—	$—	$64,233

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(1,741,041)	$—	$—	$—	$—	$(1,741,041)

Total	$—	$(1,741,041)	$—	$—	$—	$—	$(1,741,041)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$395,407	$—	$—	$—	$—	$395,407

Total	$—	$395,407	$—	$—	$—	$—	$395,407

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$1,296,349
Foreign Currency Contracts Sold at Contract Amount	$18,967,797

High Yield Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$80,439	$—	$—	$—	$—	$80,439
Unrealized appreciation on swap contracts(2)	—	—	39,864	—	—	—	39,864

Total	$—	$80,439	$39,864	$—	$—	$—	$120,303

303

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

High Yield Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$657,172	$—	$—	$—	$657,172
Net realized gain (loss) on foreign currency contracts	—	(171,380)	—	—	—	—	(171,380)

Total	$—	$(171,380)	$657,172	$—	$—	$—	$485,792

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$96,284	$—	$—	$—	$96,284
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	124,371	—	—	—	—	124,371

Total	$—	$124,371	$96,284	$—	$—	$—	$220,655

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$6,512,667
Foreign Currency Contracts Purchased at Contract Amount	$637,942
Foreign Currency Contracts Sold at Contract Amount	$3,991,361

Inflation Plus Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$417,997	$—	$—	$—	$—	$—	$417,997
Unrealized appreciation on bond forward contracts	194,795	—	—	—	—	—	194,795
Unrealized appreciation on foreign currency contracts	—	694,896	—	—	—	—	694,896
Unrealized appreciation on swap contracts(2)	1,772,837	—	126,945	—	—	—	1,899,782

Total	$2,385,629	$694,896	$126,945	$—	$—	$—	$3,207,470

Liabilities:
Unrealized depreciation on futures contracts(1)	$694,700	$—	$—	$—	$—	$—	$694,700
Unrealized depreciation on foreign currency contracts	—	151,256	—	—	—	—	151,256
Unrealized depreciation on swap contracts(2)	540,634	—	—	—	—	—	540,634

Total	$1,235,334	$151,256	$—	$—	$—	$—	$1,386,590

304

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Inflation Plus Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$744,926	$—	$—	$—	$—	$—	$744,926
Net realized gain (loss) on swap contracts	310,713	—	657,012	—	—	—	967,725
Net realized gain (loss) on bond forward contracts	12,982	—	—	—	—	—	12,982
Net realized gain (loss) on foreign currency contracts	—	600,472	—	—	—	—	600,472

Total	$1,068,621	$600,472	$657,012	$—	$—	$—	$2,326,105

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(211,039)	$—	$—	$—	$—	$—	$(211,039)
Net change in unrealized appreciation (depreciation) of swap contracts	829,085	—	(384,307)	—	—	—	444,778
Net change in unrealized appreciation (depreciation) of bond forward contracts	307,451	—	—	—	—	—	307,451
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	141,665	—	—	—	—	141,665

Total	$925,497	$141,665	$(384,307)	$—	$—	$—	$682,855

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	303
Futures Contracts Short at Number of Contracts	(260)
Swap Contracts at Notional Amount	$121,462,017
Foreign Currency Contracts Purchased at Contract Amount	$15,897,107
Foreign Currency Contracts Sold at Contract Amount	$68,130,564

Municipal Real Return Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on swap contracts(2)	$2,187,889	$—	$—	$—	$—	$—	$2,187,889

Total	$2,187,889	$—	$—	$—	$—	$—	$2,187,889

Liabilities:
Unrealized depreciation on swap contracts(2)	$1,053,993	$—	$—	$—	$—	$—	$1,053,993

Total	$1,053,993	$—	$—	$—	$—	$—	$1,053,993

305

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Real Return Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$(461,773)	$—	$—	$—	$—	$—	$(461,773)

Total	$(461,773)	$—	$—	$—	$—	$—	$(461,773)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$1,250,724	$—	$—	$—	$—	$—	$1,250,725

Total	$1,250,724	$—	$—	$—	$—	$—	$1,250,725

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Swap Contracts at Notional Amount	$141,305,167

Quality Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$808,185	$—	$—	$—	$—	$—	$808,185
Unrealized appreciation on foreign currency contracts	—	79,576	—	—	—	—	79,576
Unrealized appreciation on swap contracts(2)	30,277	—	—	—	—	—	30,277

Total	$838,462	$79,576	$—	$—	$—	$—	$918,038

Liabilities:
Unrealized depreciation on futures contracts(1)	$264,374	$—	$—	$—	$—	$—	$264,374
Unrealized depreciation on foreign currency contracts	—	3,564	—	—	—	—	3,564
Unrealized depreciation on swap contracts(2)	44,498	—	—	—	—	—	44,498

Total	$308,872	$3,564	$—	$—	$—	$—	$312,436

306

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Quality Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$(665,769)	$—	$—	$—	$—	$—	$(665,769)
Net realized gain (loss) on swap contracts	18,217	—	—	—	—	—	18,217
Net realized gain (loss) on foreign currency contracts	—	57,742	—	—	—	—	57,742

Total	$(647,552)	$57,742	$—	$—	$—	$—	$(589,810)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(55,065)	$—	$—	$—	$—	$—	$(55,065)
Net change in unrealized appreciation (depreciation) of futures contracts	41,295	—	—	—	—	—	41,295
Net change in unrealized appreciation (depreciation) of swap contracts	(14,221)	—	—	—	—	—	(14,221)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	76,012	—	—	—	—	76,012

Total	$(27,991)	$76,012	$—	$—	$—	$—	$48,021

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	5,000,000
Futures Contracts Long at Number of Contracts	209
Futures Contracts Short at Number of Contracts	(64)
Swap Contracts at Notional Amount	$13,947,083
Foreign Currency Contracts Purchased at Contract Amount	$1,218,116
Foreign Currency Contracts Sold at Contract Amount	$5,977,370

Short Duration Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,044,511	$—	$—	$—	$—	$—	$1,044,511
Unrealized appreciation on foreign currency contracts	—	30,901	—	—	—	—	30,901

Total	$1,044,511	$30,901	$—	$—	$—	$—	$1,075,412

Liabilities:
Unrealized depreciation on futures contracts(1)	$310,285	$—	$—	$—	$—	$—	$310,285
Unrealized depreciation on foreign currency contracts	—	140	—	—	—	—	140

Total	$310,285	$140	$—	$—	$—	$—	$310,425

307

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Short Duration Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$1,171,153	$—	$—	$—	$—	$—	$1,171,153
Net realized gain (loss) on foreign currency contracts	—	(133,055)	—	—	—	—	(133,055)

Total	$1,171,153	$(133,055)	$—	$—	$—	$—	$1,038,098

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$171,038	$—	$—	$—	$—	$—	$171,038
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	30,761	—	—	—	—	30,761

Total	$171,038	$30,761	$—	$—	$—	$—	$201,799

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	427
Futures Contracts Short at Number of Contracts	(939)
Foreign Currency Contracts Sold at Contract Amount	$1,570,543

Strategic Income Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$408,043	$698,400	$—	$—	$—	$—	$1,106,443
Unrealized appreciation on foreign currency contracts	—	804,725	—	—	—	—	804,725
Unrealized appreciation on swap contracts(2)	209,859	—	937,145	—	—	—	1,147,004

Total	$617,902	$1,503,125	$937,145	$—	$—	$—	$3,058,172

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,638,464	$765,247	$—	$—	$—	$—	$2,403,711
Unrealized depreciation on foreign currency contracts	—	527,159	—	—	—	—	527,159
Unrealized depreciation on swap contracts(2)	52,936	—	1,804,390	—	—	—	1,857,326

Total	$1,691,400	$1,292,406	$1,804,390	$—	$—	$—	$4,788,196

308

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$—	$49,849	$—	$—	$—	$—	$49,849
Net realized gain (loss) on futures contracts	(1,323,139)	107,005	—	—	—	—	(1,216,134)
Net realized gain (loss) on written options contracts	285,082	82,112	—	—	—	—	367,194
Net realized gain (loss) on swap contracts	686,592	(45,004)	3,001,520	—	—	—	3,643,108
Net realized gain (loss) on foreign currency contracts	—	(2,988,216)	—	—	—	—	(2,988,216)

Total	$(351,465)	$(2,794,254)	$3,001,520	$—	$—	$—	$(144,199)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$—	$18,187	$—	$—	$—	$—	$18,187
Net change in unrealized appreciation (depreciation) of futures contracts	6,178	(6,627)	—	—	—	—	(449)
Net change in unrealized appreciation (depreciation) of swap contracts	(4,403)	(11,513)	(1,088,249)	—	—	—	(1,104,165)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,434,339	—	—	—	—	1,434,339

Total	$1,775	$1,434,386	$(1,088,249)	$—	$—	$—	$347,912

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	5,838,200
Futures Contracts Long at Number of Contracts	1,223
Futures Contracts Short at Number of Contracts	(514)
Written Options Contracts at Number of Contracts	(29,059,500)
Swap Contracts at Notional Amount	$184,484,351
Foreign Currency Contracts Purchased at Contract Amount	$53,079,787
Foreign Currency Contracts Sold at Contract Amount	$61,714,284

309

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October 31, 2017

Total Return Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$3,879,288	$—	$—	$—	$—	$—	$3,879,288
Unrealized appreciation on futures contracts(1)	1,366,912	—	—	—	—	—	1,366,912
Unrealized appreciation on foreign currency contracts	—	1,359,240	—	—	—	—	1,359,240
Unrealized appreciation on swap contracts(2)	708,533	—	1,994,961	—	—	—	2,703,494

Total	$5,954,733	$1,359,240	$1,994,961	$—	$—	$—	$9,308,934

Liabilities:
Unrealized depreciation on futures contracts(1)	$4,163,102	$—	$—	$—	$—	$—	$4,163,102
Unrealized depreciation on foreign currency contracts	—	109,895	—	—	—	—	109,895
Unrealized depreciation on swap contracts(2)	322,024	—	4,173,302	—	—	—	4,495,326

Total	$4,485,126	$109,895	$4,173,302	$—	$—	$—	$8,768,323

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$203,852	$200,466	$—	$—	$—	$—	$404,318
Net realized gain (loss) on futures contracts	1,882,441	—	—	—	—	—	1,882,441
Net realized gain (loss) on written options contracts	(75,949)	273,240	—	—	—	—	197,291
Net realized gain (loss) on swap contracts	5,388,970	(105,291)	(50,862)	—	—	—	5,232,817
Net realized gain (loss) on foreign currency contracts	—	(62,117)	—	—	—	—	(62,117)

Total	$7,399,314	$306,298	$(50,862)	$—	$—	$—	$7,654,750

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(213,912)	$60,817	$—	$—	$—	$—	$(153,095)
Net change in unrealized appreciation (depreciation) of futures contracts	(668,556)	—	—	—	—	—	(668,556)
Net change in unrealized appreciation (depreciation) of swap contracts	(462,073)	—	(2,868,686)	—	—	—	(3,330,759)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	1,515,197	—	—	—	—	1,515,197

Total	$(1,344,541)	$1,576,014	$(2,868,686)	$—	$—	$—	$(2,637,213)

310

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October 31, 2017

Total Return Bond Fund – (continued)

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	$20,996,200
Futures Contracts Long at Number of Contracts	$2,801
Futures Contracts Short at Number of Contracts	$(2,119)
Written Options Contracts at Number of Contracts	$(34,021,000)
Swap Contracts at Notional Amount	$455,695,233
Foreign Currency Contracts Purchased at Contract Amount	$35,215,523
Foreign Currency Contracts Sold at Contract Amount	$86,588,986

World Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$191,355	$642,763	$—	$—	$—	$—	$834,118
Unrealized appreciation on futures contracts(1)	7,041,315	—	—	—	—	—	7,041,315
Unrealized appreciation on foreign currency contracts	—	84,657,780	—	—	—	—	84,657,780
Unrealized appreciation on swap contracts(2)	4,780,432	—	2,830,748	—	—	—	7,611,180

Total	$12,013,102	$85,300,543	$2,830,748	$—	$—	$—	$100,144,393

Liabilities:
Unrealized depreciation on futures contracts(1)	$3,926,827	$—	$—	$—	$—	$—	$3,926,827
Unrealized depreciation on foreign currency contracts	—	32,302,849	—	—	—	—	32,302,849
Written options, market value	—	142,042	—	—	—	—	142,042
Unrealized depreciation on swap contracts(2)	2,483,420	—	4,500,933	—	—	—	6,984,353

Total	$6,410,247	$32,444,891	$4,500,933	$—	$—	$—	$43,356,071

311

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October 31, 2017

World Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$(1,647,766)	$(1,200,846)	$—	$(186,494)	$—	$—	$(3,035,106)
Net realized gain (loss) on futures contracts	(10,459,863)	—	—	—	—	—	(10,459,863)
Net realized gain (loss) on written options contracts	281,931	1,564,961	—	—	—	—	1,846,892
Net realized gain (loss) on swap contracts	11,374,670	—	(8,955,441)	—	—	—	2,419,229
Net realized gain (loss) on foreign currency contracts	—	(96,419,849)	—	—	—	—	(96,419,849)

Total	$(451,028)	$(96,055,734)	$(8,955,441)	$(186,494)	$—	$—	$(105,648,697)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$(687,544)	$651,897	$—	$—	$—	$—	$(35,647)
Net change in unrealized appreciation (depreciation) of futures contracts	(2,445,520)	—	—	—	—	—	(2,445,520)
Net change in unrealized appreciation (depreciation) of written options contracts	(63,988)	558,187	—	—	—	—	494,199
Net change in unrealized appreciation (depreciation) of swap contracts	3,125,618	—	(446,700)	—	—	—	2,678,918
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	31,518,670	—	—	—	—	31,518,670

Total	$(71,434)	$32,728,754	$(446,700)	$—	$—	$—	$32,210,620

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	1,520,615,174
Futures Contracts Long at Number of Contracts	3,039
Futures Contracts Short at Number of Contracts	(7,503)
Written Options Contracts at Number of Contracts	(95,004,382)
Swap Contracts at Notional Amount	$19,271,304,090
Foreign Currency Contracts Purchased at Contract Amount	$3,223,100,710
Foreign Currency Contracts Sold at Contract Amount	$5,358,786,918

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

312

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October 31, 2017

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Emerging Markets Local Debt Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$4,298,238	$(6,324,399)
Futures contracts	43,611	(36,840)
Purchased options	696,203	(26,842)
Swap contracts	89,811	(111,496)
Written options	—	(481,256)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,127,863	(6,980,833)

Derivatives not subject to a MNA	(92,255)	137,101

Total gross amount of assets and liabilities subject to MNA or similar agreements	$5,035,608	$(6,843,732)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$574,986	$(574,986)	$—	$—	$—
Barclays	634,370	(626,101)	—	—	8,269
BNP Paribas Securities Services	83,306	(83,306)	—	—	—
Canadian Imperial Bank of Commerce	1,373	—	—	—	1,373
Citibank NA	490,915	(490,915)	—	—	—
Credit Suisse First Boston Corp.	75,002	(174)	—	—	74,828
Deutsche Bank Securities, Inc.	682,133	(596,234)	—	—	85,899
Goldman Sachs & Co.	671,900	(671,900)	—	—	—
HSBC Bank USA	83,727	(83,727)	—	—	—
JP Morgan Chase & Co.	550,629	(242,098)	—	(308,531)	—
Morgan Stanley	352,868	(352,868)	—	—	—
RBC Dominion Securities, Inc.	177,770	(878)	—	—	176,892
Standard Chartered Bank	28,012	(28,012)	—	—	—
State Street Global Markets LLC	23,143	(23,143)	—	—	—
UBS AG	605,474	(605,474)	—	—	—

Total	$5,035,608	$(4,379,816)	$—	$(308,531)	$347,261

313

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October 31, 2017

Emerging Markets Local Debt Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(686,415)	$574,986	$—	$—	$(111,429)
Barclays	(626,101)	626,101	—	—	—
BNP Paribas Securities Services	(127,550)	83,306	—	—	(44,244)
Citibank NA	(535,308)	490,915	—	—	(44,393)
Credit Suisse First Boston Corp.	(174)	174	—	—	—
Deutsche Bank Securities, Inc.	(596,234)	596,234	—	—	—
Goldman Sachs & Co.	(1,286,378)	671,900	—	—	(614,478)
HSBC Bank USA	(147,413)	83,727	—	—	(63,686)
JP Morgan Chase & Co.	(242,098)	242,098	—	—	—
Morgan Stanley	(1,781,985)	352,868	1,429,117	—	—
RBC Dominion Securities, Inc.	(878)	878	—	—	—
Standard Chartered Bank	(156,235)	28,012	—	—	(128,223)
State Street Global Markets LLC	(47,290)	23,143	—	—	(24,147)
UBS AG	(609,673)	605,474	—	—	(4,199)

Total	$(6,843,732)	$4,379,816	$1,429,117	$—	$(1,034,799)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Floating Rate Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,812,006	$(528,692)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,812,006	(528,692)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,812,006	$(528,692)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$1,812,006	$—	$—	$—	$1,812,006

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(528,692)	$—	$—	$—	$(528,692)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

314

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October 31, 2017

Floating Rate High Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$415,134	$(64,233)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	415,134	(64,233)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$415,134	$(64,233)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$415,134	$—	$—	$—	$415,134

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$(64,233)	$—	$—	$—	$(64,233)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$80,439	$—
Swap contracts	39,864	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	120,303	—

Derivatives not subject to a MNA	(39,864)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$80,439	$—

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$80,439	$—	$—	$—	$80,439

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Inflation Plus Fund

Derivative Financial Instruments:	Assets	Liabilities
Bond forward contracts	$194,795	$—
Foreign currency contracts	694,896	(151,256)
Futures contracts	417,997	(694,700)
Swap contracts	1,899,782	(540,634)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,207,470	(1,386,590)

Derivatives not subject to a MNA	(2,190,834)	694,700

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,016,636	$(691,890)

315

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October 31, 2017

Inflation Plus Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$194,795	$(162,446)	$—	$—	$32,349
Barclays	123,683	(123,683)	—	—	—
Citibank NA	49,912	—	—	—	49,912
Deutsche Bank Securities, Inc.	181,458	—	—	—	181,458
Goldman Sachs & Co.	169,738	—	—	—	169,738
JP Morgan Chase & Co.	20,202	—	—	—	20,202
Morgan Stanley	276,848	—	—	(260,000)	16,848

Total	$1,016,636	$(286,129)	$—	$(260,000)	$470,507

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(162,446)	$162,446	$—	$—	$—
Barclays	(391,381)	123,683	267,698	—	—
State Street Global Markets LLC	(138,063)	—	—	—	(138,063)

Total	$(691,890)	$286,129	$267,698	$—	$(138,063)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Municipal Opportunities Fund

Derivative Financial Instruments:	Assets	Liabilities
Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

Municipal Real Return Fund

Derivative Financial Instruments:	Assets	Liabilities
Swap contracts	$2,187,888	$(1,053,993)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,187,888	(1,053,993)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,187,888	$(1,053,993)

316

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October 31, 2017

Municipal Real Return Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$179,226	$(61,739)	$—	$—	$117,487
Barclays	567,017	(84,303)	—	(451,000)	31,714
BNP Paribas Securities Services	613,810	(96,549)	—	(490,000)	27,261
Deutsche Bank Securities, Inc.	351,354	—	—	(295,000)	56,354
JP Morgan Chase & Co.	430,850	(430,850)	—	—	—
Morgan Stanley	45,631	—	—	—	45,631

Total	$2,187,888	$(673,441)	$—	$(1,236,000)	$278,447

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(61,739)	$61,739	$—	$—	$—
Barclays	(84,303)	84,303	—	—	—
BNP Paribas Securities Services	(96,549)	96,549	—	—	—
Citibank NA	(169,215)	—	—	169,215	—
JP Morgan Chase & Co.	(642,187)	430,850	211,337	—	—

Total	$(1,053,993)	$673,441	$211,337	$169,215	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Quality Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$79,576	$(3,564)
Futures contracts	—	(264,374)
Purchased options	808,185	—
Swap contracts	30,277	(44,498)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	918,038	(312,436)

Derivatives not subject to a MNA	(30,277)	308,872

Total gross amount of assets and liabilities subject to MNA or similar agreements	$887,761	$(3,564)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$75,956	$—	$—	$—	$75,956
Citibank NA	3,620	(3,564)	—	—	56
Morgan Stanley	808,185	—	—	—	808,185

Total	$887,761	$(3,564)	$—	$—	$884,197

317

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October 31, 2017

Quality Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(3,564)	$3,564	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Short Duration Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$30,901	$(140)
Futures contracts	1,044,511	(310,285)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,075,412	(310,425)

Derivatives not subject to a MNA	(1,044,511)	310,285

Total gross amount of assets and liabilities subject to MNA or similar agreements	$30,901	$(140)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Deutsche Bank Securities, Inc.	$30,901	$—	$—	$—	$30,901

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
State Street Global Markets LLC	$ (140)	$ —	$ —	$—	$(140)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Strategic Income Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$804,725	$(527,159)
Futures contracts	1,106,443	(2,403,711)
Swap contracts	1,146,621	(1,856,943)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	3,057,789	(4,787,813)

Derivatives not subject to a MNA	(1,493,830)	2,588,632

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,563,959	$(2,199,181)

318

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October 31, 2017

Strategic Income Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$5,251	$(5,251)	$—	$—	$—
Banc of America Securities LLC	33,050	(33,050)	—	—	—
Barclays	265,129	(140,419)	—	(25,000)	99,710
BNP Paribas Securities Services	31,559	(1,597)	—	—	29,962
Canadian Imperial Bank of Commerce	12,098	(12,098)	—	—	—
Citibank NA	313,772	(74,977)	—	—	238,795
Credit Suisse First Boston Corp.	16	(16)	—	—	—
Credit Suisse International	129,077	(129,077)	—	—	—
Deutsche Bank Securities, Inc.	234,625	(94,488)	—	(140,137)	—
Goldman Sachs & Co.	169,102	(169,102)	—	—	—
HSBC Bank USA	20,565	—	—	—	20,565
JP Morgan Chase & Co.	18,807	(18,807)	—	—	—
Merrill Lynch International	49,935	—	—	—	49,935
Morgan Stanley	200,449	(200,449)	—	—	—
National Australia Bank Limited	17,685	—	—	—	17,685
RBC Dominion Securities, Inc.	10,442	—	—	—	10,442
State Street Global Markets LLC	23,031	(16,402)	—	—	6,629
Toronto-Dominion Bank	3,053	(3,053)	—	—	—
UBS AG	26,313	(26,313)	—	—	—

Total	$1,563,959	$(925,099)	$—	$(165,137)	$473,723

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Australia and New Zealand Banking Group	$(27,792)	$5,251	$—	$—	$(22,541)
Banc of America Securities LLC	(125,094)	33,050	—	—	(92,044)
Barclays	(140,419)	140,419	—	—	—
BNP Paribas Securities Services	(1,597)	1,597	—	—	—
Canadian Imperial Bank of Commerce	(62,491)	12,098	—	—	(50,393)
Citibank NA	(74,977)	74,977	—	—	—
Credit Suisse First Boston Corp.	(3,504)	16	3,488	—	—
Credit Suisse International	(800,317)	129,077	—	—	(671,240)
Deutsche Bank Securities, Inc.	(94,488)	94,488	—	—	—
Goldman Sachs & Co.	(284,635)	169,102	115,533	—	—
JP Morgan Chase & Co.	(160,486)	18,807	—	—	(141,679)
Morgan Stanley	(347,727)	200,449	147,278	—	—
Standard Chartered Bank	(3,944)	—	—	—	(3,944)
State Street Global Markets LLC	(16,402)	16,402	—	—	—
Toronto-Dominion Bank	(4,884)	3,053	—	—	(1,831)
UBS AG	(50,424)	26,313	24,111	—	—

Total	$(2,199,181)	$925,099	$290,410	$—	$(983,672)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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October 31, 2017

Total Return Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,359,240	$(109,895)
Futures contracts	1,366,912	(4,163,102)
Purchased options	—	(213,912)
Swap contracts	2,703,449	(4,495,282)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	5,429,601	(8,982,191)

Derivatives not subject to a MNA	(2,941,396)	4,606,624

Total gross amount of assets and liabilities subject to MNA or similar agreements	$2,488,205	$(4,375,567)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$9,187	$(9,187)	$—	$—	$—
Barclays	122,929	(122,929)	—	—	—
Citibank NA	226,189	(10,471)	—	(120,000)	95,718
Credit Suisse First Boston Corp.	39,736	—	—	—	39,736
Credit Suisse International	212,266	(212,266)	—	—	—
Deutsche Bank Securities, Inc.	160,485	(125,367)	—	(35,118)	—
Goldman Sachs & Co.	495,256	(495,256)	—	—	—
HSBC Bank USA	125,576	—	—	—	125,576
JP Morgan Chase & Co.	221,601	(68,595)	—	(153,006)	—
Merrill Lynch International	84,794	(84,794)	—	—	—
Morgan Stanley	618,620	(464,459)	—	—	154,161
RBC Dominion Securities, Inc.	95	—	—	—	95
State Street Global Markets LLC	171,471	(12,062)	—	—	159,409

Total	$2,488,205	$(1,605,386)	$—	$(308,124)	$574,695

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(195,028)	$9,187	$185,841	$—	$—
Barclays	(363,618)	122,929	240,689	—	—
Citibank NA	(10,471)	10,471	—	—	—
Credit Suisse International	(1,816,514)	212,266	—	—	(1,604,248)
Deutsche Bank Securities, Inc.	(125,367)	125,367	—	—	—
Goldman Sachs & Co.	(1,071,126)	495,256	575,870	—	—
JP Morgan Chase & Co.	(68,595)	68,595	—	—	—
Merrill Lynch International	(248,327)	84,794	163,533	—	—
Morgan Stanley	(464,459)	464,459	—	—	—
State Street Global Markets LLC	(12,062)	12,062	—	—	—

Total	$(4,375,567)	$1,605,386	$1,165,933	$—	$(1,604,248)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

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October 31, 2017

World Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$84,657,780	$(32,302,849)
Futures contracts	7,041,315	(3,926,827)
Purchased options	642,763	(932,937)
Swap contracts	7,611,180	(6,984,353)
Written options	—	(142,042)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	99,953,038	(44,289,008)

Derivatives not subject to a MNA	(10,954,056)	7,746,479

Total gross amount of assets and liabilities subject to MNA or similar agreements	$88,998,982	$(36,542,529)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Australia and New Zealand Banking Group	$857,664	$—	$—	$—	$857,664
Banc of America Securities LLC	9,933,717	(9,933,717)	—	—	—
Bank of Montreal	698,468	—	—	—	698,468
Barclays	5,789,498	(1,858,938)	—	—	3,930,560
BNP Paribas Securities Services	664,584	(529,406)	—	—	135,178
Canadian Imperial Bank of Commerce	90,999	(33,332)	—	—	57,667
Citibank NA	9,324,053	(5,072,594)	—	—	4,251,459
Credit Suisse First Boston Corp.	128,564	(128,564)	—	—	—
Credit Suisse International	325,009	(325,009)	—	—	—
Deutsche Bank Securities, Inc.	10,879,438	(819,872)	—	(200,000)	9,859,566
Goldman Sachs & Co.	6,477,445	(2,888,126)	—	—	3,589,319
HSBC Bank USA	1,122,165	(734,236)	—	—	387,929
JP Morgan Chase & Co.	16,710,018	(11,178,902)	—	(534,000)	4,997,116
Morgan Stanley	9,257,333	(1,077,456)	—	(417,000)	7,762,877
National Australia Bank Limited	853,063	—	—	—	853,063
RBC Dominion Securities, Inc.	14,807,347	(78,842)	—	—	14,728,505
Standard Chartered Bank	90,062	(41,071)	—	—	48,991
State Street Global Markets LLC	628,825	(628,825)	—	—	—
UBS AG	360,730	(360,730)	—	—	—

Total	$88,998,982	$(35,689,620)	$—	$(1,151,000)	$52,158,362

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October 31, 2017

World Bond Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(10,114,830)	$9,933,717	$—	$—	$(181,113)
Barclays	(1,858,938)	1,858,938	—	—	—
BNP Paribas Securities Services	(529,406)	529,406	—	—	—
Canadian Imperial Bank of Commerce	(33,332)	33,332	—	—	—
Citibank NA	(5,072,594)	5,072,594	—	—	—
Credit Suisse First Boston Corp.	(186,636)	128,564	58,072	—	—
Credit Suisse International	(578,342)	325,009	—	—	(253,333)
Deutsche Bank Securities, Inc.	(819,872)	819,872	—	—	—
Goldman Sachs & Co.	(2,888,126)	2,888,126	—	—	—
HSBC Bank USA	(734,236)	734,236	—	—	—
JP Morgan Chase & Co.	(11,178,902)	11,178,902	—	—	—
Morgan Stanley	(1,077,456)	1,077,456	—	—	—
RBC Dominion Securities, Inc.	(78,842)	78,842	—	—	—
Standard Chartered Bank	(41,071)	41,071	—	—	—
State Street Global Markets LLC	(741,577)	628,825	—	—	(112,752)
UBS AG	(608,369)	360,730	—	—	(247,639)

Total	$(36,542,529)	$35,689,620	$58,072	$—	$(794,837)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

6.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

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October 31, 2017

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

7.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017				For the Year Ended October 31, 2016
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains(1)	Tax Return of Capital
Emerging Markets Local Debt Fund	$—	$5,430,838	$—	$—	$—	$—	$—	$6,069,687
Floating Rate Fund	—	146,530,963	—	3,733,292	—	161,797,699	—	—
Floating Rate High Income Fund	—	17,530,017	—	—	—	14,774,668	—	860,155
High Yield Fund	—	17,428,145	—	442,038	—	16,100,226	—	—
Inflation Plus Fund	—	6,340,318	—	—	—	—	—	—
Municipal Income Fund	469,355	5,980	—	—	287,104	1,520	—	—
Municipal Opportunities Fund	16,435,316	276,481	—	—	15,205,643	194,422	—	—
Municipal Real Return Fund	4,972,982	1,012	—	—	4,615,612	26,379	—	—
Municipal Short Duration Fund	221,363	6,288	—	—	137,798	482	—	—
Quality Bond Fund	—	4,467,994	209,762	—	—	2,265,082	77,262	—
Short Duration Fund	—	18,231,752	—	—	—	14,132,291	—	—
Strategic Income Fund	—	17,202,923	—	—	—	16,635,463	—	—
Total Return Bond Fund	—	58,007,640	—	—	—	50,139,442	3,274,787	5,381,516
World Bond Fund	—	—	—	—	—	—	91,908,297	14,159,746

(1)	The Funds designate these distributions as long-term capital gain dividends pursuant to IRC Sec 852(b)(3)(c).

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Notes to Financial Statements – (continued)

October 31, 2017

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Local Debt Fund	$31,037,023	$—	$—	$(56,599,010)	$(369,784)	$(3,044,383)	$(28,976,154)
Floating Rate Fund	—	—	—	(228,490,022)	(1,628,001)	(29,554,020)	(259,672,043)
Floating Rate High Income Fund	91,148	—	—	(27,935,209)	(37,622)	(3,482,355)	(31,364,038)
High Yield Fund	—	—	—	(16,963,805)	(56,472)	8,749,542	(8,270,735)
Inflation Plus Fund	23,035,120	—	—	(75,419,173)	(24,279)	1,790,156	(50,618,176)
Municipal Income Fund	—	19,642	—	(71,050)	(6)	408,876	357,462
Municipal Opportunities Fund	—	960,007	—	(17,598,532)	(236,919)	14,170,374	(2,705,070)
Municipal Real Return Fund	—	—	—	(16,535,303)	(43,812)	6,713,432	(9,865,683)
Municipal Short Duration Fund	—	6,107	—	(54,077)	—	79,008	31,038
Quality Bond Fund	358,714	—	—	(2,264,193)	50,364	(141,925)	(1,997,040)
Short Duration Fund	779,810	—	—	(2,625,886)	(101,458)	3,317,976	1,370,442
Strategic Income Fund	11,312,079	—	—	(24,556,513)	(97,413)	3,278,174	(10,063,673)
Total Return Bond Fund	13,984,783	—	—	(6,126,964)	(1,285,006)	13,921,718	20,494,531
World Bond Fund	624,720	—	—	(27,088,996)	(1,138,041)	25,544,428	(2,057,889)

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Local Debt Fund	$12,113	$26,294,532	$(26,306,645)
Floating Rate Fund	(272,060,204)	(10,961,306)	283,021,510
Floating Rate High Income Fund	(2,507)	(1,297,200)	1,299,707
High Yield Fund	(18,103,625)	(657,845)	18,761,470
Inflation Plus Fund	—	15,791,657	(15,791,657)
Municipal Income Fund	—	—	—
Municipal Opportunities Fund	(9,797,063)	—	9,797,063
Municipal Real Return Fund	(16,621,393)	(461,773)	17,083,166
Municipal Short Duration Fund	—	—	—
Quality Bond Fund	—	692,680	(692,680)
Short Duration Fund	—	441,772	(441,772)
Strategic Income Fund	8,614,790	10,343,563	(18,958,353)
Total Return Bond Fund	(136)	15,718,268	(15,718,132)
World Bond Fund	21,150	(74,228,771)	74,207,621

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

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Notes to Financial Statements – (continued)

October 31, 2017

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration		Unlimited Short-Term Capital Loss Carryforward		Unlimited Long-Term Capital Loss Carryforward
Fund	2018	2019
Emerging Markets Local Debt Fund	$—	$—	$12,636,349		$43,962,661
Floating Rate Fund	—	—	—		228,490,022
Floating Rate High Income Fund	—	—	1,104,870		26,830,339
High Yield Fund	—	—	3,427,949		13,535,856
Inflation Plus Fund	—	—	22,019,702		53,399,471
Municipal Income Fund	—	—	48,126		22,924
Municipal Opportunities Fund	6,120,720	10,546,009	931,803		—
Municipal Real Return Fund	6,087,643	1,653,837	356,042		8,036,725
Municipal Short Duration Fund	—	—	44,311		9,766
Quality Bond Fund	—	—	1,751,142		513,051
Short Duration Fund	—	—	—		2,625,886
Strategic Income Fund	—	—	17,901,103	*	6,655,410	*
Total Return Bond Fund	—	—	6,126,964		—
World Bond Fund	—	—	3,147,520		23,941,476

*	Future utilization maybe limited under the current tax law.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes, often referred to as Late-Year Ordinary Losses. At October 31, 2017, the following Funds elected to defer Late-Year Ordinary Losses:

Fund	Amount
Municipal Real Return Fund	$401,056

During the fiscal year ended October 31, 2017, the High Yield Fund, Short Duration Fund, Floating Rate Fund and Floating Rate High Income Fund utilized $2,659,078, $1,981,690, $5,397,559 and $783,836 of prior year capital loss carryforwards, respectively.

During the fiscal year ended October 31, 2017, the Municipal Opportunities Fund, Municipal Real Return Fund, High Yield Fund and Floating Rate Fund, had expired $9,797,063, $16,621,393, $18,103,626 and $272,060,203 of prior year capital loss carryforwards, respectively.

f)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Local Debt Fund	$157,425,664	$3,083,220	$(6,015,878)	$(2,932,658)
Floating Rate Fund	4,374,223,822	42,825,828	(72,561,469)	(29,735,641)
Floating Rate High Income Fund	559,994,315	6,559,408	(10,095,947)	(3,536,539)
High Yield Fund	359,582,389	15,605,469	(6,870,430)	8,735,039
Inflation Plus Fund	586,820,792	3,933,278	(2,136,098)	1,797,180
Municipal Income Fund	22,841,568	573,856	(164,980)	408,876
Municipal Opportunities Fund	669,728,771	21,167,819	(6,997,445)	14,170,374
Municipal Real Return Fund	173,406,016	7,776,213	(1,062,781)	6,713,432
Municipal Short Duration Fund	20,060,191	114,894	(35,886)	79,008
Quality Bond Fund	184,169,715	936,819	(919,112)	17,707
Short Duration Fund	945,144,331	6,730,444	(3,419,604)	3,310,840
Strategic Income Fund	513,326,484	14,774,707	(11,583,605)	3,191,102
Total Return Bond Fund	2,893,703,256	38,956,890	(25,087,066)	13,869,823
World Bond Fund	3,951,516,596	57,068,188	(31,217,538)	25,850,630

325

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October 31, 2017

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, management reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, management had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

8.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of its respective Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement and Wellington Management performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Local Debt Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7700% on next $500 million and;
0.7600% over $1 billion

Floating Rate Fund	0.6500% on first $500 million and;
0.6000% on next $2 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Floating Rate High Income Fund	0.7000% on first $500 million and;
0.6500% on next $2 billion and;
0.6400% on next $2.5 billion and;
0.6300% on next $5 billion and;
0.6200% over $10 billion

High Yield Fund	0.6500% on first $500 million and;
0.6000% on next $500 million and;
0.5950% on next $1.5 billion and;
0.5900% on next $2.5 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Inflation Plus Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

326

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October 31, 2017

Fund	Management Fee Rates
Municipal Income Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Opportunities Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Real Return Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Municipal Short Duration Fund	0.3500% on first $500 million and;
0.3000% on next $500 million and;
0.2900% on next $1.5 billion and;
0.2850% on next $2.5 billion and;
0.2800% over $5 billion

Quality Bond Fund	0.5000% on first $500 million and;
0.4500% on next $500 million and;
0.4450% on next $1.5 billion and;
0.4400% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Short Duration Fund	0.4500% on first $500 million and;
0.4000% on next $500 million and;
0.3950% on next $1.5 billion and;
0.3900% on next $2.5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

Strategic Income Fund	0.5500% on first $500 million and;
0.5000% on next $500 million and;
0.4750% on next $1.5 billion and;
0.4650% on next $2.5 billion and;
0.4550% on next $5 billion and;
0.4450% over $10 billion

Total Return Bond Fund	0.4300% on first $500 million and;
0.3800% on next $500 million and;
0.3700% on next $4 billion and;
0.3600% on next $5 billion and;
0.3500% over $10 billion

World Bond Fund	0.7000% on first $250 million and;
0.6500% on next $250 million and;
0.6000% on next $4.5 billion and;
0.5750% on next $5 billion and;
0.5725% on over $10 billion

327

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October 31, 2017

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Local Debt Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Floating Rate Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Floating Rate High Income Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

High Yield Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Inflation Plus Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Municipal Income Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Municipal Opportunities Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Municipal Real Return Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Municipal Short Duration Fund	0.014% on first $3.5 billion and;
0.012% on next $3.5 billion and;
0.010% over $7 billion

Quality Bond Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Short Duration Fund	0.018% on first $3.5 billion and;
0.014% on next $3.5 billion and;
0.010% over $7 billion

Strategic Income Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

Total Return Bond Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

World Bond Fund	0.022% on first $3.5 billion and;
0.018% on next $3.5 billion and;
0.015% over $7 billion

328

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Notes to Financial Statements – (continued)

October 31, 2017

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by a Company are allocated to each series within such Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) through February 28, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	1.00%	1.55%	1.25%	0.95%	NA	0.90%	0.90%
Floating Rate Fund	1.00%	1.75%	0.75%	1.25%	1.00%	0.70%	NA	0.70%	0.70%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	NA	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	NA	0.55%	0.55%
Municipal Income Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	NA	0.39%
Municipal Opportunities Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	NA	0.39%
Municipal Real Return Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	0.44%	0.39%
Municipal Short Duration Fund	0.69%	1.44%	0.44%	NA	NA	NA	NA	NA	0.39%
Quality Bond Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	NA	0.60%	0.55%
Short Duration Fund	0.85%	1.60%	0.60%	1.15%	0.85%	0.55%	NA	0.55%	0.55%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.87%	1.62%	0.62%	1.17%	0.87%	0.57%	0.52%	0.52%	0.52%
World Bond Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	0.70%	0.70%	0.70%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the fiscal year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	1.25%	2.00%	1.00%	1.50%	1.25%	0.95%	—	0.90%	0.90%
Floating Rate Fund	0.98%	1.72%	0.71%	1.25%	1.00%	0.70%	—	0.67%	0.65%
Floating Rate High Income Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.75%	0.75%
High Yield Fund	1.05%	1.80%	0.80%	1.35%	1.05%	0.75%	—	0.70%	0.70%
Inflation Plus Fund	0.85%	1.60%	0.60%	1.20%	0.90%	0.60%	—	0.55%	0.55%
Municipal Income Fund	0.69%	0.84%	0.44%	—	—	—	—	—	0.39%
Municipal Opportunities Fund	0.68%	1.44%	0.44%	—	—	—	—	—	0.39%
Municipal Real Return Fund	0.69%	1.44%	0.44%	—	—	—	—	0.44%	0.39%
Municipal Short Duration Fund	0.67%	0.95%	0.44%	—	—	—	—	—	0.39%
Quality Bond Fund	0.95%	1.70%	0.70%	1.25%	0.91%	0.65%	—	0.60%	0.55%
Short Duration Fund	0.84%	1.57%	0.58%	1.09%	0.85%	0.55%	—	0.50%	0.49%
Strategic Income Fund	0.95%	1.70%	0.70%	1.25%	0.95%	0.65%	0.60%	0.60%	0.60%
Total Return Bond Fund	0.84%	1.58%	0.62%	1.17%	0.85%	0.55%	0.44%	0.46%	0.44%
World Bond Fund	1.05%	1.78%	0.80%	1.35%	1.05%	0.75%	0.69%	0.70%	0.68%

329

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Notes to Financial Statements – (continued)

October 31, 2017

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Local Debt Fund	$46,821	$1,625
Floating Rate Fund	650,711	87,729
Floating Rate High Income Fund	251,778	16,199
High Yield Fund	480,268	13,049
Inflation Plus Fund	197,361	—	*
Municipal Income Fund	45,910	—	*
Municipal Opportunities Fund	375,701	49,162
Municipal Real Return Fund	128,685	548
Municipal Short Duration Fund	20,207	—	*
Quality Bond Fund	30,531	—	*
Short Duration Fund	768,834	136,106
Strategic income Fund	316,171	5,084
Total Return Bond Fund	2,207,280	29,257
World Bond Fund	811,871	30,807

*	Total CDSC includes Underwriter adjustment credits which may cause negative dollar amounts.

The Board of Directors of each Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the respective Company’s Board of Directors may determine.

As a result of all Class B shares of a Fund being redeemed or converted to Class A shares, September 17, 2017 was the last day such Fund paid 12b-1 fees for Class B shares. Prior to September 17, 2017, pursuant to the Class B Plan, a Fund paid HFD a fee of up to 1.00% of the average daily net assets attributable to Class B shares for distribution financing activities, and up to 0.25% could be used for shareholder account servicing activities. The Class B Plan also provided that HFD would receive all contingent deferred sales charges attributable to Class B shares. Effective January 1, 2011, there was a reduction in the amount charged in connection with Short Duration Fund’s Class B shares’ Rule 12b-1 fee from 1.00% to 0.25% in accordance with FINRA rules.

f)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of each Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

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October 31, 2017

Fund	CCO Compensation Paid by Fund
Hartford Emerging Mkt Local Debt Fund	$238
Hartford Floating Rate Fund	9,019
Hartford Floating Rate High Income Fund	1,016
Hartford High Yield Fund	780
Hartford Inflation Plus Fund	1,287
Hartford Municipal Income Fund	46
Hartford Municipal Opportunities Fund	1,440
Hartford Municipal Real Return Fund	393
Hartford Municipal Short Duration Fund	40
Hartford Quality Bond Fund	274
Hartford Short Duration Fund	1,957
Hartford Strategic Income Fund	864
Hartford Total Return Bond Fund	4,576
Hartford World Bond Fund	8,196

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO has contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018. HASCO has also contractually agreed to reimburse all transfer agency fees for Class R6 of Strategic Income Fund, Total Return Bond Fund, and World Bond Fund until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statements of Operations reflects the amounts charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency before waivers and/or reimbursements services as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.15%	0.16%	0.14%	0.21%	0.05%	0.06%	—	0.02%	—
Floating Rate Fund	0.09%	0.07%	0.07%	0.03%	0.02%	0.06%	—	0.03%	—
Floating Rate High Income Fund	0.08%	0.09%	0.10%	0.06%	0.01%	0.00%	—	0.03%	—
High Yield Fund	0.17%	0.10%	0.20%	0.04%	0.04%	0.03%	—	0.01%	—
Inflation Plus Fund	0.14%	0.12%	0.18%	0.01%	0.01%	0.03%	—	0.01%	—
Municipal Income Fund	0.05%	0.01%	0.01%	—	—	—	—	—	—
Municipal Opportunities Fund	0.04%	0.05%	0.05%	—	—	—	—	—	—
Municipal Real Return Fund	0.05%	0.05%	0.05%	—	—	—	—	0.03%	—
Municipal Short Duration Fund	0.04%	0.02%	0.01%	—	—	—	—	—	—
Quality Bond Fund	0.10%	0.12%	0.10%	0.02%	0.05%	0.02%	—	0.00%	—
Short Duration Fund	0.12%	0.09%	0.09%	0.03%	0.03%	0.01%	—	0.01%	—
Strategic Income Fund	0.14%	0.10%	0.12%	0.10%	0.04%	0.01%	0.06%	0.00%	—
Total Return Bond Fund	0.15%	0.14%	0.32%	0.03%	0.01%	0.01%	0.01%	0.02%	—
World Bond Fund	0.15%	0.10%	0.17%	0.02%	0.02%	0.01%	0.03%	0.02%	—

331

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October 31, 2017

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	0.15%	0.16%	0.14%	0.21%	0.05%	0.06%	—	0.02%	—
Floating Rate Fund	0.09%	0.07%	0.07%	0.03%	0.02%	0.06%	—	0.03%	—
Floating Rate High Income Fund	0.08%	0.09%	0.10%	0.06%	0.01%	0.00%	—	0.03%	—
High Yield Fund	0.17%	0.10%	0.20%	0.04%	0.04%	0.03%	—	0.01%	—
Inflation Plus Fund	0.14%	0.12%	0.18%	0.01%	0.01%	0.03%	—	0.01%	—
Municipal Income Fund	0.05%	0.01%	0.01%	—	—	—	—	—	—
Municipal Opportunities Fund	0.04%	0.05%	0.05%	—	—	—	—	—	—
Municipal Real Return Fund	0.05%	0.05%	0.05%	—	—	—	—	0.03%	—
Municipal Short Duration Fund	0.04%	0.02%	0.01%	—	—	—	—	—	—
Quality Bond Fund	0.10%	0.12%	0.10%	0.02%	0.05%	0.02%	—	0.00%	—
Short Duration Fund	0.12%	0.09%	0.09%	0.03%	0.03%	0.01%	—	0.01%	—
Strategic Income Fund	0.14%	0.10%	0.12%	0.10%	0.04%	0.01%	—	0.00%	—
Total Return Bond Fund	0.15%	0.14%	0.30%	0.03%	0.01%	0.01%	—	0.02%	—
World Bond Fund	0.15%	0.10%	0.17%	0.02%	0.02%	0.01%	0.01%	0.02%	—

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

9.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C	Class I		Class R3	Class R4	Class R5	Class R6	Class Y	Class F
Emerging Markets Local Debt Fund	—	—	—		91%	23%	100%	—	—	1%
Floating Rate Fund	—	—	—		—	—	—	—	—	—	%*
Floating Rate High Income Fund	—	—	—		—	—	1%	—	—	—	%*
High Yield Fund	—	—	—		—	—	—	—	—	—	%*
Inflation Plus Fund	—	—	—		—	—	—	—	—	—	%*
Municipal Income Fund	21%	81%	—	%*	—	—	—	—	—	1%
Municipal Opportunities Fund	—	—	—		—	—	—	—	—	—	%*
Municipal Real Return Fund	—	—	—		—	—	—	—	—	—	%*
Municipal Short Duration Fund	31%	70%	—	%*	—	—	—	—	—	2%
Quality Bond Fund	—	—	—		4%	100%	34%	—	69%	—	%*
Short Duration Fund	—	—	—		—	—	1%	—	—	—	%*
Strategic Income Fund	—	—	—		—	1%	1%	100%	2%	—	%*
Total Return Bond Fund	—	—	—		—	—	—	1%	—	—	%*
World Bond Fund	—	—	—		—	—	—	—	—	—	%*

332

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Notes to Financial Statements – (continued)

October 31, 2017

Percentage of Fund by Class:

Fund	Class A	Class C	Class I		Class R3		Class R4		Class R5		Class R6		Class Y		Class F
Emerging Markets Local Debt Fund	—	—	—		—	%*	—	%*	—	%*	—		—		—	%*
Floating Rate Fund	—	—	—		—		—		—		—		—		—	%*
Floating Rate High Income Fund	—	—	—		—		—		—	%*	—		—		—	%*
High Yield Fund	—	—	—		—		—		—		—		—		—	%*
Inflation Plus Fund	—	—	—		—		—		—		—		—		—	%*
Municipal Income Fund	11.67%	11.53%	—	%*	—		—		—		—		—		0.04%
Municipal Opportunities Fund	—	—	—		—		—		—		—		—		—	%*
Municipal Real Return Fund	—	—	—		—		—		—		—		—		—	%*
Municipal Short Duration Fund	13.05%	12.88%	—	%*	—		—		—		—		—		0.05%
Quality Bond Fund	—	—	—		0.01%		0.01%		0.01%		—		0.01%		0.01	%*
Short Duration Fund	—	—	—		—		—		—	%*	—		—		—	%*
Strategic Income Fund	—	—	—		—		—	%*	—	%*	—	%*	—	%*	—	%*
Total Return Bond Fund	—	—	—		—		—		—		—	%*	—		—	%*
World Bond Fund	—	—	—		—		—		—		—		—		—	%*

*	Percentage rounds to zero.

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated fund of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
High Yield Fund	2%
Inflation Plus Fund	19%
Quality Bond Fund	84%
Short Duration Fund	4%
Strategic Income Fund	34%
Total Return Bond Fund	30%
World Bond Fund	3%

*	As of October 31, 2017 affiliated funds of funds invest in Class F shares.

333

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October 31, 2017

10.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Local Debt Fund	$199,845,886	$150,662,016
Floating Rate Fund	3,101,209,800	2,521,660,009
Floating Rate High Income Fund	569,993,577	357,514,997
High Yield Fund	176,343,674	169,016,643
Inflation Plus Fund	44,678,079	53,157,782
Municipal Income Fund	6,872,784	2,106,839
Municipal Opportunities Fund	149,708,608	201,923,675
Municipal Real Return Fund	38,767,749	26,248,205
Municipal Short Duration Fund	5,259,802	3,418,516
Quality Bond Fund	52,865,289	31,968,926
Short Duration Fund	392,706,866	373,800,808
Strategic Income Fund	300,153,972	290,471,554
Total Return Bond Fund	1,238,260,361	1,263,852,586
World Bond Fund	3,194,261,479	3,129,966,238

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Local Debt Fund	$—	$—
Floating Rate Fund	—	—
Floating Rate High Income Fund	—	—
High Yield Fund	—	—
Inflation Plus Fund	364,291,423	371,812,761
Municipal Income Fund	—	—
Municipal Opportunities Fund	—	—
Municipal Real Return Fund	—	—
Municipal Short Duration Fund	—	—
Quality Bond Fund	100,652,358	87,239,104
Short Duration Fund	—	—
Strategic Income Fund	76,679,434	21,234,494
Total Return Bond Fund	532,204,621	198,503,858
World Bond Fund	356,053,570	269,447,386

334

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Local Debt Fund	$199,845,886	$150,662,016
Floating Rate Fund	3,101,209,800	2,521,660,009
Floating Rate High Income Fund	569,993,577	357,514,997
High Yield Fund	176,343,674	169,016,643
Inflation Plus Fund	408,969,502	424,970,543
Municipal Income Fund	6,872,784	2,106,839
Municipal Opportunities Fund	149,708,608	201,923,675
Municipal Real Return Fund	38,767,749	26,248,205
Municipal Short Duration Fund	5,259,802	3,418,516
Quality Bond Fund	153,517,647	119,208,030
Short Duration Fund	392,706,866	373,800,808
Strategic Income Fund	376,833,406	311,706,048
Total Return Bond Fund	1,770,464,982	1,462,356,444
World Bond Fund	3,550,315,049	3,399,413,624

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Emerging Markets Local Debt Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	558,809	$4,295,820	301,069	$2,190,607
Shares Issued for Reinvested Dividends	37,806	284,258	36,021	256,316
Shares Redeemed	(280,790)	(2,057,334)	(383,209)	(2,727,176)

Net Increase (Decrease)	315,825	2,522,744	(46,119)	(280,253)

Class C
Shares Sold	214,621	$1,632,344	175,462	$1,312,107
Shares Issued for Reinvested Dividends	10,685	80,257	5,725	41,175
Shares Redeemed	(114,371)	(851,381)	(109,708)	(762,599)

Net Increase (Decrease)	110,935	861,220	71,479	590,683

Class I
Shares Sold	6,423,040	$48,138,136	1,267,549	$9,439,022
Shares Issued for Reinvested Dividends	187,016	1,415,527	24,140	176,248
Shares Redeemed	(1,785,161)	(13,587,632)	(494,365)	(3,474,358)

Net Increase (Decrease)	4,824,895	35,966,031	797,324	6,140,912

Class R3
Shares Sold	11	$82	2,399	$16,063
Shares Issued for Reinvested Dividends	59	441	1,087	7,561
Shares Redeemed	(1,197)	(8,506)	(239,237)	(1,595,169)

Net Increase (Decrease)	(1,127)	(7,983)	(235,751)	(1,571,545)

335

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Local Debt Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4
Shares Sold	4,392	$32,115	293	$2,074
Shares Issued for Reinvested Dividends	301	2,266	1,252	8,716
Shares Redeemed	(2,827)	(21,870)	(243,340)	(1,622,587)

Net Increase (Decrease)	1,866	12,511	(241,795)	(1,611,797)

Class R5
Shares Issued for Reinvested Dividends	71	$518	1,253	$8,690
Shares Redeemed	(231)	(1,651)	(243,446)	(1,621,350)

Net Increase (Decrease)	(160)	(1,133)	(242,193)	(1,612,660)

Class Y
Shares Sold	6,199,191	$46,944,809	12,394,380	$84,973,242
Shares Issued for Reinvested Dividends	306,184	2,279,844	545,522	3,793,736
Shares Redeemed	(5,763,326)	(41,681,978)	(26,382,650)	(179,012,491)

Net Increase (Decrease)	742,049	7,542,675	(13,442,748)	(90,245,513)

Class F(1)
Shares Sold	291,404	$2,278,341	—	$—
Shares Issued for Reinvested Dividends	2,840	21,990	—	—
Shares Redeemed	(3,797)	(29,562)	—	—

Net Increase (Decrease)	290,447	2,270,769	—	—

Total Net Increase (Decrease)	6,284,730	$49,166,834	(13,339,803)	$(88,590,173)

(1) Inception date of class was February 28, 2017.

Floating Rate Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	19,128,465	$166,235,789	19,533,154	$161,879,416
Shares Issued for Reinvested Dividends	3,309,056	28,774,996	4,400,211	36,372,824
Shares Redeemed	(32,164,947)	(279,525,534)	(54,032,332)	(445,282,805)
Shares converted (from) Class B into Class A	49,291	428,871	29,633	243,520

Net Increase (Decrease)	(9,678,135)	(84,085,878)	(30,069,334)	(246,787,045)

Class B
Shares Sold	1,810	$15,650	21,834	$180,042
Shares Issued for Reinvested Dividends	5,586	48,412	20,358	167,554
Shares Redeemed	(389,268)	(3,380,074)	(527,261)	(4,350,713)
Shares converted (from) Class B into Class A	(49,377)	(428,871)	(29,682)	(243,520)

Net Increase (Decrease)	(431,249)	(3,744,883)	(514,751)	(4,246,637)

Class C
Shares Sold	8,285,122	$71,850,761	7,526,901	$62,343,007
Shares Issued for Reinvested Dividends	3,425,144	29,739,611	4,654,346	38,426,524
Shares Redeemed	(33,403,499)	(290,015,969)	(44,878,601)	(369,212,899)

Net Increase (Decrease)	(21,693,233)	(188,425,597)	(32,697,354)	(268,443,368)

336

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	93,292,478	$811,195,279	60,508,586	$502,721,539
Shares Issued for Reinvested Dividends	6,487,636	56,504,106	6,218,348	51,490,853
Shares Redeemed	(62,900,522)	(547,609,980)	(97,777,038)	(802,851,504)

Net Increase (Decrease)	36,879,592	320,089,405	(31,050,104)	(248,639,112)

Class R3
Shares Sold	319,612	$2,783,518	310,576	$2,586,028
Shares Issued for Reinvested Dividends	36,417	317,485	49,261	407,797
Shares Redeemed	(449,859)	(3,920,408)	(752,182)	(6,225,546)

Net Increase (Decrease)	(93,830)	(819,405)	(392,345)	(3,231,721)

Class R4
Shares Sold	290,461	$2,522,472	182,748	$1,510,970
Shares Issued for Reinvested Dividends	20,843	181,083	29,466	243,939
Shares Redeemed	(607,378)	(5,264,232)	(291,006)	(2,408,597)

Net Increase (Decrease)	(296,074)	(2,560,677)	(78,792)	(653,688)

Class R5
Shares Sold	46,096	$401,622	33,349	$274,836
Shares Issued for Reinvested Dividends	6,194	53,858	10,560	87,030
Shares Redeemed	(26,804)	(233,166)	(152,969)	(1,267,699)

Net Increase (Decrease)	25,486	222,314	(109,060)	(905,833)

Class Y
Shares Sold	17,959,268	$155,861,316	15,853,480	$130,607,308
Shares Issued for Reinvested Dividends	1,371,234	11,911,738	1,326,122	10,964,795
Shares Redeemed	(13,616,549)	(118,327,090)	(27,483,350)	(225,200,612)

Net Increase (Decrease)	5,713,953	49,445,964	(10,303,748)	(83,628,509)

Class F(1)
Shares Sold	5,664,111	$49,318,042	—	$—
Shares Issued for Reinvested Dividends	41,686	363,909	—	—
Shares Redeemed	(179,230)	(1,563,129)	—	—

Net Increase (Decrease)	5,526,567	48,118,822	—	—

Total Net Increase (Decrease)	15,953,077	$138,240,065	(105,215,488)	$(856,535,913)

(1) Inception date of class was February 28, 2017.

Floating Rate High Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	6,220,456	$62,075,957	4,678,693	$44,332,723
Shares Issued for Reinvested Dividends	474,820	4,740,506	595,241	5,585,239
Shares Redeemed	(4,854,931)	(48,213,170)	(6,758,565)	(62,978,984)

Net Increase (Decrease)	1,840,345	18,603,293	(1,484,631)	(13,061,022)

337

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Floating Rate High Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	2,389,568	$23,781,520	1,185,395	$11,227,965
Shares Issued for Reinvested Dividends	266,267	2,657,565	396,086	3,715,593
Shares Redeemed	(2,290,857)	(22,830,998)	(3,491,523)	(32,714,236)

Net Increase (Decrease)	364,978	3,608,087	(1,910,042)	(17,770,678)

Class I
Shares Sold	21,611,017	$215,252,038	11,118,195	$106,585,842
Shares Issued for Reinvested Dividends	930,106	9,297,269	604,682	5,684,351
Shares Redeemed	(13,115,213)	(131,018,220)	(11,707,004)	(108,663,587)

Net Increase (Decrease)	9,425,910	93,531,087	15,873	3,606,606

Class R3
Shares Sold	6,185	$61,560	4,483	$41,845
Shares Issued for Reinvested Dividends	479	4,773	1,109	10,333
Shares Redeemed	(5,439)	(54,204)	(57,310)	(529,145)

Net Increase (Decrease)	1,225	12,129	(51,718)	(476,967)

Class R4
Shares Sold	60,736	$603,786	3,044	$28,751
Shares Issued for Reinvested Dividends	1,919	19,145	2,572	24,131
Shares Redeemed	(43,777)	(435,803)	(255,566)	(2,346,980)

Net Increase (Decrease)	18,878	187,128	(249,950)	(2,294,098)

Class R5
Shares Sold	257,243	$2,564,185	54,777	$513,912
Shares Issued for Reinvested Dividends	5,725	57,091	3,339	31,485
Shares Redeemed	(138,905)	(1,388,876)	(292,578)	(2,685,878)

Net Increase (Decrease)	124,063	1,232,400	(234,462)	(2,140,481)

Class Y
Shares Sold	706,322	$7,053,434	241,947	$2,361,937
Shares Issued for Reinvested Dividends	16,957	169,062	19,362	181,204
Shares Redeemed	(517,375)	(5,123,098)	(279,151)	(2,583,588)

Net Increase (Decrease)	205,904	2,099,398	(17,842)	(40,447)

Class F(1)
Shares Sold	1,772,935	$17,715,566	—	$—
Shares Issued for Reinvested Dividends	12,552	125,899	—	—
Shares Redeemed	(82,869)	(829,858)	—	—

Net Increase (Decrease)	1,702,618	17,011,607	—	—

Total Net Increase (Decrease)	13,683,921	$136,285,129	(3,932,772)	$(32,177,087)

(1) Inception date of class was February 28, 2017.

338

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

High Yield Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	13,025,493	$95,838,490	9,731,805	$69,118,217
Shares Issued for Reinvested Dividends	1,524,793	11,311,924	1,560,436	10,983,338
Shares Redeemed	(18,626,963)	(136,983,461)	(11,729,734)	(82,459,290)
Shares converted (from) Class B into Class A	49,865	369,724	39,175	273,162

Net Increase (Decrease)	(4,026,812)	(29,463,323)	(398,318)	(2,084,573)

Class B
Shares Sold	3,213	$23,244	21,471	$149,501
Shares Issued for Reinvested Dividends	3,731	27,327	12,867	89,394
Shares Redeemed	(165,470)	(1,213,814)	(247,205)	(1,724,751)
Shares converted (from) Class B into Class A	(50,163)	(369,724)	(39,423)	(273,162)

Net Increase (Decrease)	(208,689)	(1,532,967)	(252,290)	(1,759,018)

Class C
Shares Sold	797,124	$5,868,503	1,497,262	$10,451,677
Shares Issued for Reinvested Dividends	317,767	2,349,178	336,208	2,356,009
Shares Redeemed	(1,919,593)	(14,100,822)	(2,909,501)	(20,174,013)

Net Increase (Decrease)	(804,702)	(5,883,141)	(1,076,031)	(7,366,327)

Class I
Shares Sold	8,603,493	$63,641,209	6,452,685	$45,660,350
Shares Issued for Reinvested Dividends	330,745	2,468,793	196,972	1,399,100
Shares Redeemed	(10,162,975)	(75,386,997)	(5,822,291)	(40,916,714)

Net Increase (Decrease)	(1,228,737)	(9,276,995)	827,366	6,142,736

Class R3
Shares Sold	69,508	$513,551	164,463	$1,130,943
Shares Issued for Reinvested Dividends	18,627	138,028	18,368	129,187
Shares Redeemed	(176,649)	(1,307,049)	(54,102)	(374,159)

Net Increase (Decrease)	(88,514)	(655,470)	128,729	885,971

Class R4
Shares Sold	71,101	$523,013	1,901,488	$13,595,173
Shares Issued for Reinvested Dividends	10,535	78,241	11,285	79,945
Shares Redeemed	(117,547)	(870,680)	(1,874,583)	(13,579,358)

Net Increase (Decrease)	(35,911)	(269,426)	38,190	95,760

Class R5
Shares Sold	59,380	$439,846	28,430	$198,010
Shares Issued for Reinvested Dividends	5,307	39,405	3,996	28,165
Shares Redeemed	(38,011)	(280,118)	(9,469)	(65,466)

Net Increase (Decrease)	26,676	199,133	22,957	160,709

Class Y
Shares Sold	1,825,904	$13,399,235	181,803	$1,263,847
Shares Issued for Reinvested Dividends	29,381	216,101	57,850	406,388
Shares Redeemed	(1,970,690)	(14,493,499)	(227,684)	(1,606,185)

Net Increase (Decrease)	(115,405)	(878,163)	11,969	64,050

339

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

High Yield Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class F(1)
Shares Sold	6,299,545	$47,021,352	—	$—
Shares Issued for Reinvested Dividends	77,851	585,994	—	—
Shares Redeemed	(310,178)	(2,332,143)	—	—

Net Increase (Decrease)	6,067,218	45,275,203	—	—

Total Net Increase (Decrease)	(414,876)	$(2,485,149)	(697,428)	$(3,860,692)

(1) Inception date of class was February 28, 2017.

Inflation Plus Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	2,431,084	$26,499,504	1,658,689	$17,868,560
Shares Issued for Reinvested Dividends	232,571	2,497,811	—	—
Shares Redeemed	(4,846,303)	(52,818,824)	(5,312,064)	(57,016,347)
Shares converted (from) Class B into Class A	49,994	544,142	76,593	819,591

Net Increase (Decrease)	(2,132,654)	(23,277,367)	(3,576,782)	(38,328,196)

Class B
Shares Sold	—	$—	7,917	$81,225
Shares Redeemed	(435,742)	(4,572,156)	(460,553)	(4,762,064)
Shares converted (from) Class B into Class A	(51,928)	(544,142)	(79,738)	(819,591)

Net Increase (Decrease)	(487,670)	(5,116,298)	(532,374)	(5,500,430)

Class C
Shares Sold	485,267	$5,067,603	417,967	$4,304,006
Shares Issued for Reinvested Dividends	46,411	479,425	—	—
Shares Redeemed	(3,863,178)	(40,374,593)	(4,095,445)	(42,184,919)

Net Increase (Decrease)	(3,331,500)	(34,827,565)	(3,677,478)	(37,880,913)

Class I
Shares Sold	2,812,028	$31,157,542	2,013,674	$22,115,864
Shares Issued for Reinvested Dividends	67,022	731,885	—	—
Shares Redeemed	(3,333,977)	(36,999,677)	(2,369,861)	(25,890,477)

Net Increase (Decrease)	(454,927)	(5,110,250)	(356,187)	(3,774,613)

Class R3
Shares Sold	595,410	$6,364,034	551,017	$5,829,114
Shares Issued for Reinvested Dividends	43,572	460,125	—	—
Shares Redeemed	(1,261,849)	(13,499,912)	(1,263,243)	(13,345,134)

Net Increase (Decrease)	(622,867)	(6,675,753)	(712,226)	(7,516,020)

Class R4
Shares Sold	367,513	$4,003,160	387,202	$4,143,421
Shares Issued for Reinvested Dividends	14,965	160,571	—	—
Shares Redeemed	(772,600)	(8,408,749)	(788,301)	(8,418,049)

Net Increase (Decrease)	(390,122)	(4,245,018)	(401,099)	(4,274,628)

340

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Inflation Plus Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	148,616	$1,644,261	106,820	$1,171,368
Shares Issued for Reinvested Dividends	3,714	40,443	—	—
Shares Redeemed	(102,620)	(1,136,688)	(244,548)	(2,669,709)

Net Increase (Decrease)	49,710	548,016	(137,728)	(1,498,341)

Class Y
Shares Sold	2,287,752	$25,285,952	2,783,671	$30,330,685
Shares Issued for Reinvested Dividends	147,339	1,611,890	—	—
Shares Redeemed	(8,615,366)	(95,854,898)	(12,146,549)	(129,623,263)

Net Increase (Decrease)	(6,180,275)	(68,957,056)	(9,362,878)	(99,292,578)

Class F(1)
Shares Sold	12,536,318	$139,517,261	—	$—
Shares Redeemed	(1,810,897)	(20,236,302)	—	—

Net Increase (Decrease)	10,725,421	119,280,959	—	—

Total Net Increase (Decrease)	(2,824,884)	$(28,380,332)	(18,756,752)	$(198,065,719)

(1) Inception date of class was February 28, 2017.

Municipal Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	522,833	$5,286,727	721,556	$7,497,858
Shares Issued for Reinvested Dividends	25,061	254,851	11,868	123,308
Shares Redeemed	(257,540)	(2,602,848)	(77,173)	(803,466)

Net Increase (Decrease)	290,354	2,938,730	656,251	6,817,700

Class C
Shares Sold	28,194	$285,081	54,676	$569,025
Shares Issued for Reinvested Dividends	6,377	64,978	3,560	36,875
Shares Redeemed	(6,674)	(68,639)	(15,836)	(164,815)

Net Increase (Decrease)	27,897	281,420	42,400	441,085

Class I
Shares Sold	93,198	$945,792	94,138	$981,828
Shares Issued for Reinvested Dividends	14,819	150,578	12,387	128,308
Shares Redeemed	(128,716)	(1,317,242)	(18,684)	(192,097)

Net Increase (Decrease)	(20,699)	(220,872)	87,841	918,039

Class F(1)
Shares Sold	109,935	$1,134,529	—	$—
Shares Issued for Reinvested Dividends	470	4,852	—	—
Shares Redeemed	(1,214)	(12,599)	—	—

Net Increase (Decrease)	109,191	1,126,782	—	—

Total Net Increase (Decrease)	406,743	$4,126,060	786,492	$8,176,824

(1) Inception date of class was February 28, 2017.

341

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,633,739	$47,940,227	14,582,818	$126,868,821
Shares Issued for Reinvested Dividends	708,419	6,030,148	662,308	5,774,891
Shares Redeemed	(9,739,624)	(82,411,622)	(7,520,309)	(65,536,354)
Shares converted (from) Class B into Class A	5,032	43,072	4,490	39,007

Net Increase (Decrease)	(3,392,434)	(28,398,175)	7,729,307	67,146,365

Class B
Shares Sold	68	$572	4,241	$36,686
Shares Issued for Reinvested Dividends	647	5,446	2,744	23,839
Shares Redeemed	(106,652)	(903,336)	(175,910)	(1,532,366)
Shares converted (from) Class B into Class A	(5,035)	(43,072)	(4,495)	(39,007)

Net Increase (Decrease)	(110,972)	(940,390)	(173,420)	(1,510,848)

Class C
Shares Sold	1,104,646	$9,378,129	5,507,746	$47,992,016
Shares Issued for Reinvested Dividends	197,214	1,678,823	189,530	1,653,633
Shares Redeemed	(4,337,066)	(36,835,547)	(2,424,788)	(21,167,464)

Net Increase (Decrease)	(3,035,206)	(25,778,595)	3,272,488	28,478,185

Class I
Shares Sold	18,847,663	$160,253,889	26,049,402	$227,224,922
Shares Issued for Reinvested Dividends	706,639	6,027,847	576,540	5,044,556
Shares Redeemed	(23,210,720)	(197,130,306)	(7,299,417)	(63,856,106)

Net Increase (Decrease)	(3,656,418)	(30,848,570)	19,326,525	168,413,372

Class F(1)
Shares Sold	2,986,986	$25,839,441	—	$—
Shares Issued for Reinvested Dividends	15,500	133,771	—	—
Shares Redeemed	(67,463)	(583,487)	—	—

Net Increase (Decrease)	2,935,023	25,389,725	—	—

Total Net Increase (Decrease)	(7,260,007)	$(60,576,005)	30,154,900	$262,527,074

(1) Inception date of class was February 28, 2017.

Municipal Real Return Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,745,729	$15,964,627	2,426,069	$22,451,815
Shares Issued for Reinvested Dividends	273,869	2,515,306	286,045	2,654,380
Shares Redeemed	(2,758,644)	(25,330,770)	(3,216,468)	(29,780,234)
Shares converted (from) Class B into Class A	1,177	10,727	8,460	78,852

Net Increase (Decrease)	(737,869)	(6,840,110)	(495,894)	(4,595,187)

342

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Real Return Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class B
Shares Sold	2	$16	176	$1,612
Shares Issued for Reinvested Dividends	274	2,488	1,298	11,911
Shares Redeemed	(33,822)	(307,676)	(47,844)	(439,271)
Shares converted (from) Class B into Class A	(1,188)	(10,727)	(8,542)	(78,852)

Net Increase (Decrease)	(34,734)	(315,899)	(54,912)	(504,600)

Class C
Shares Sold	147,625	$1,345,763	267,711	$2,455,745
Shares Issued for Reinvested Dividends	36,498	333,101	44,480	410,223
Shares Redeemed	(996,017)	(9,073,717)	(561,534)	(5,172,580)

Net Increase (Decrease)	(811,894)	(7,394,853)	(249,343)	(2,306,612)

Class I
Shares Sold	4,147,893	$38,010,576	2,096,540	$19,526,470
Shares Issued for Reinvested Dividends	116,709	1,075,533	53,522	498,244
Shares Redeemed	(2,111,604)	(19,436,339)	(1,209,176)	(11,244,171)

Net Increase (Decrease)	2,152,998	19,649,770	940,886	8,780,543

Class Y
Shares Sold	74,685	$685,451	3,908	$35,940
Shares Issued for Reinvested Dividends	47,381	433,749	50,021	462,494
Shares Redeemed	(222,180)	(2,035,218)	(193,696)	(1,791,775)

Net Increase (Decrease)	(100,114)	(916,018)	(139,767)	(1,293,341)

Class F(1)
Shares Sold	686,716	$6,340,980	—	$—
Shares Issued for Reinvested Dividends	4,894	45,238	—	—
Shares Redeemed	(26,700)	(247,008)	—	—

Net Increase (Decrease)	664,910	6,139,210	—	—

Total Net Increase (Decrease)	1,133,297	$10,322,100	970	$80,803

(1) Inception date of class was February 28, 2017.

Municipal Short Duration Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	306,528	$3,064,942	742,256	$7,480,644
Shares Issued for Reinvested Dividends	9,593	95,930	6,456	65,194
Shares Redeemed	(315,190)	(3,142,803)	(314,000)	(3,165,925)

Net Increase (Decrease)	931	18,069	434,712	4,379,913

Class C
Shares Sold	48,770	$484,994	139,144	$1,399,350
Shares Issued for Reinvested Dividends	3,422	34,253	808	8,160
Shares Redeemed	(95,914)	(953,334)	(48,309)	(487,603)

Net Increase (Decrease)	(43,722)	(434,087)	91,643	919,907

343

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Municipal Short Duration Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	205,252	$2,052,679	88,495	$895,354
Shares Issued for Reinvested Dividends	9,567	95,702	6,429	64,918
Shares Redeemed	(80,370)	(807,445)	(15,720)	(158,613)

Net Increase (Decrease)	134,449	1,340,936	79,204	801,659

Class F(1)
Shares Sold	51,646	$520,470	—	$—
Shares Issued for Reinvested Dividends	155	1,563	—	—
Shares Redeemed	(1,113)	(11,213)	—	—

Net Increase (Decrease)	50,688	510,820	—	—

Total Net Increase (Decrease)	142,346	$1,435,738	605,559	$6,101,479

(1) Inception date of class was February 28, 2017.

Quality Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	553,795	$5,604,854	1,269,793	$13,013,991
Shares Issued for Reinvested Dividends	51,254	506,316	24,416	250,322
Shares Redeemed	(639,805)	(6,368,114)	(1,041,169)	(10,619,864)

Net Increase (Decrease)	(34,756)	(256,944)	253,040	2,644,449

Class C
Shares Sold	121,503	$1,217,675	360,632	$3,665,875
Shares Issued for Reinvested Dividends	10,279	100,521	3,654	37,115
Shares Redeemed	(251,750)	(2,487,150)	(227,606)	(2,293,625)

Net Increase (Decrease)	(119,968)	(1,168,954)	136,680	1,409,365

Class I
Shares Sold	516,397	$5,162,133	1,466,870	$15,092,350
Shares Issued for Reinvested Dividends	31,926	315,315	14,200	146,780
Shares Redeemed	(1,344,825)	(13,411,053)	(521,238)	(5,341,409)

Net Increase (Decrease)	(796,502)	(7,933,605)	959,832	9,897,721

Class R3
Shares Sold	11,245	$110,754	18,699	$191,474
Shares Issued for Reinvested Dividends	724	7,147	1,650	16,690
Shares Redeemed	(5,830)	(57,972)	(205,986)	(2,069,904)

Net Increase (Decrease)	6,139	59,929	(185,637)	(1,861,740)

Class R4
Shares Sold	1	$11	1,220	$12,500
Shares Issued for Reinvested Dividends	61	597	1,621	16,403
Shares Redeemed	(1,249)	(12,277)	(206,713)	(2,081,164)

Net Increase (Decrease)	(1,187)	(11,669)	(203,872)	(2,052,261)

344

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Quality Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R5
Shares Sold	—	$—	3,246	$33,631
Shares Issued for Reinvested Dividends	160	1,582	1,717	17,401
Shares Redeemed	(1,544)	(15,498)	(208,186)	(2,099,992)

Net Increase (Decrease)	(1,384)	(13,916)	(203,223)	(2,048,960)

Class Y
Shares Sold	1,620,060	$16,082,853	10,074,103	$102,128,002
Shares Issued for Reinvested Dividends	227,578	2,244,997	179,790	1,851,968
Shares Redeemed	(10,901,734)	(108,444,605)	(2,133,567)	(21,772,108)

Net Increase (Decrease)	(9,054,096)	(90,116,755)	8,120,326	82,207,862

Class F(1)
Shares Sold	12,825,726	$127,588,765	—	$—
Shares Issued for Reinvested Dividends	143,569	1,435,772	—	—
Shares Redeemed	(1,228,682)	(12,319,232)	—	—

Net Increase (Decrease)	11,740,613	116,705,305	—	—

Total Net Increase (Decrease)	1,738,859	$17,263,391	8,877,146	$90,196,436

(1) Inception date of class was February 28, 2017.

Short Duration Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	26,838,594	$264,577,161	28,620,804	$280,542,101
Shares Issued for Reinvested Dividends	1,017,775	10,034,949	828,535	8,139,754
Shares Redeemed	(28,460,431)	(280,536,947)	(23,744,996)	(232,955,793)
Shares converted (from) Class B into Class A	45,698	450,432	49,280	482,829

Net Increase (Decrease)	(558,364)	(5,474,405)	5,753,623	56,208,891

Class B
Shares Sold	13,307	$133,708	85,977	$845,123
Shares Issued for Reinvested Dividends	2,021	20,031	5,642	55,629
Shares Redeemed	(210,692)	(2,088,656)	(253,423)	(2,497,182)
Shares converted (from) Class B into Class A	(45,414)	(450,432)	(49,014)	(482,829)

Net Increase (Decrease)	(240,778)	(2,385,349)	(210,818)	(2,079,259)

Class C
Shares Sold	2,757,116	$27,177,810	6,380,031	$62,374,463
Shares Issued for Reinvested Dividends	138,710	1,367,501	113,369	1,113,094
Shares Redeemed	(5,161,585)	(50,851,100)	(6,046,343)	(59,182,231)

Net Increase (Decrease)	(2,265,759)	(22,305,789)	447,057	4,305,326

345

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Short Duration Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	19,064,223	$188,322,614	18,353,992	$180,233,428
Shares Issued for Reinvested Dividends	394,419	3,897,530	242,826	2,391,275
Shares Redeemed	(19,802,518)	(195,728,825)	(12,336,026)	(121,286,816)

Net Increase (Decrease)	(343,876)	(3,508,681)	6,260,792	61,337,887

Class R3
Shares Sold	36,855	$361,681	30,704	$298,280
Shares Issued for Reinvested Dividends	1,769	17,395	1,331	13,029
Shares Redeemed	(37,643)	(369,969)	(24,521)	(240,284)

Net Increase (Decrease)	981	9,107	7,514	71,025

Class R4
Shares Sold	732	$7,233	10,091	$98,052
Shares Issued for Reinvested Dividends	1,051	10,353	919	9,014
Shares Redeemed	(5,261)	(51,724)	(13,186)	(128,994)

Net Increase (Decrease)	(3,478)	(34,138)	(2,176)	(21,928)

Class R5
Shares Sold	78,852	$776,242	9,673	$95,351
Shares Issued for Reinvested Dividends	1,287	12,682	288	2,830
Shares Redeemed	(19,439)	(191,464)	(153)	(1,523)

Net Increase (Decrease)	60,700	597,460	9,808	96,658

Class Y
Shares Sold	408,800	$4,020,600	4,496,999	$43,644,792
Shares Issued for Reinvested Dividends	49,945	490,538	85,571	839,401
Shares Redeemed	(4,537,796)	(44,574,541)	(800,270)	(7,853,460)

Net Increase (Decrease)	(4,079,051)	(40,063,403)	3,782,300	36,630,733

Class F(1)
Shares Sold	11,794,302	$116,633,349	—	$—
Shares Issued for Reinvested Dividends	89,647	886,884	—	—
Shares Redeemed	(1,380,089)	(13,660,925)	—	—

Net Increase (Decrease)	10,503,860	103,859,308	—	—

Total Net Increase (Decrease)	3,074,235	$30,694,110	16,048,100	$156,549,333

(1)	Inception date of class was February 28, 2017.

346

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	3,265,129	$28,935,626	2,430,175	$20,754,361
Issued in Merger	4,429,429	40,127,523	—	—
Shares Issued for Reinvested Dividends	576,470	5,062,880	558,593	4,753,884
Shares Redeemed	(4,005,424)	(35,211,597)	(3,810,905)	(32,465,530)
Shares converted (from) Class B into Class A	37,166	332,572	36,431	314,282

Net Increase (Decrease)	4,302,770	39,247,004	(785,706)	(6,643,003)

Class B
Shares Sold	128	$1,382	6,748	$58,946
Shares Issued for Reinvested Dividends	5,450	47,315	12,608	107,205
Shares Redeemed	(219,542)	(1,943,428)	(203,103)	(1,740,003)
Shares converted (from) Class B into Class A	(37,084)	(332,572)	(36,379)	(314,282)

Net Increase (Decrease)	(251,048)	(2,227,303)	(220,126)	(1,888,134)

Class C
Shares Sold	775,562	$6,904,594	937,130	$8,017,893
Issued in Merger	879,703	7,995,271	—	—
Shares Issued for Reinvested Dividends	264,057	2,319,846	285,373	2,431,645
Shares Redeemed	(2,211,076)	(19,506,706)	(2,899,897)	(24,614,275)

Net Increase (Decrease)	(291,754)	(2,286,995)	(1,677,394)	(14,164,737)

Class I
Shares Sold	7,918,792	$70,702,971	1,728,431	$14,983,812
Issued in Merger	444,149	4,037,178	—	—
Shares Issued for Reinvested Dividends	199,843	1,771,013	119,688	1,024,437
Shares Redeemed	(2,891,768)	(25,863,941)	(1,697,787)	(14,479,582)

Net Increase (Decrease)	5,671,016	50,647,221	150,332	1,528,667

Class R3
Shares Sold	10,498	$92,311	6,439	$54,119
Issued in Merger	6,717	60,732	—	—
Shares Issued for Reinvested Dividends	1,142	9,989	1,292	10,952
Shares Redeemed	(12,280)	(105,173)	(14,007)	(120,115)

Net Increase (Decrease)	6,077	57,859	(6,276)	(55,044)

Class R4
Shares Sold	19,498	$175,467	11,208	$95,132
Issued in Merger	62,760	568,454	—	—
Shares Issued for Reinvested Dividends	741	6,453	979	8,341
Shares Redeemed	(25,324)	(224,242)	(7,154)	(61,556)

Net Increase (Decrease)	57,675	526,132	5,033	41,917

Class R5
Shares Sold	6,615	$59,381	21,555	$179,293
Issued in Merger	121,631	1,101,282	—	—
Shares Issued for Reinvested Dividends	2,173	19,057	2,124	18,141
Shares Redeemed	(14,385)	(128,782)	(12,437)	(109,572)

Net Increase (Decrease)	116,034	1,050,938	11,242	87,862

347

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Strategic Income Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R6
Shares Issued for Reinvested Dividends	58	$509	53	$452

Net Increase (Decrease)	58	509	53	452

Class Y
Shares Sold	1,724,634	$15,022,461	10,497,534	$87,482,620
Issued in Merger	4,976	45,036	—	—
Shares Issued for Reinvested Dividends	451,178	3,885,223	917,538	7,800,015
Shares Redeemed	(20,852,824)	(182,600,748)	(5,730,541)	(49,168,072)

Net Increase (Decrease)	(18,672,036)	(163,648,028)	5,684,531	46,114,563

Class F(1)
Shares Sold	24,283,923	$215,837,454	—	$—
Issued in Merger	1,047	9,518	—	—
Shares Issued for Reinvested Dividends	391,846	3,521,055	—	—
Shares Redeemed	(4,710,795)	(42,736,013)	—	—

Net Increase (Decrease)	19,966,021	176,632,014	—	—

Total Net Increase (Decrease)	10,904,813	$99,999,351	3,161,689	$25,022,543

(1) Inception date of class was February 28, 2017.

Total Return Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	18,163,358	$188,141,716	22,706,372	$235,132,539
Shares Issued for Reinvested Dividends	1,823,225	18,889,233	1,987,703	20,606,042
Shares Redeemed	(20,792,172)	(214,657,185)	(15,459,224)	(160,792,799)
Shares converted (from) Class B into Class A	55,634	573,348	90,823	935,733

Net Increase (Decrease)	(749,955)	(7,052,888)	9,325,674	95,881,515

Class B
Shares Sold	12,689	$130,934	58,556	$600,491
Shares Issued for Reinvested Dividends	3,240	33,069	15,488	158,521
Shares Redeemed	(383,740)	(3,934,500)	(590,476)	(6,069,898)
Shares converted (from) Class B into Class A	(56,080)	(573,348)	(91,549)	(935,733)

Net Increase (Decrease)	(423,891)	(4,343,845)	(607,981)	(6,246,619)

Class C
Shares Sold	804,426	$8,350,803	2,129,125	$22,067,428
Shares Issued for Reinvested Dividends	105,962	1,099,083	134,454	1,395,050
Shares Redeemed	(2,285,659)	(23,662,252)	(1,745,773)	(18,115,344)

Net Increase (Decrease)	(1,375,271)	(14,212,366)	517,806	5,347,134

Class I
Shares Sold	18,750,633	$193,708,102	11,869,848	$124,707,572
Shares Issued for Reinvested Dividends	403,178	4,180,130	109,325	1,140,101
Shares Redeemed	(26,836,919)	(280,361,346)	(3,183,267)	(33,264,213)

Net Increase (Decrease)	(7,683,108)	(82,473,114)	8,795,906	92,583,460

348

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

Total Return Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3
Shares Sold	171,287	$1,804,987	131,737	$1,396,140
Shares Issued for Reinvested Dividends	12,533	132,172	13,760	145,018
Shares Redeemed	(190,499)	(2,008,904)	(180,267)	(1,897,346)

Net Increase (Decrease)	(6,679)	(71,745)	(34,770)	(356,188)

Class R4
Shares Sold	190,198	$2,001,668	290,133	$3,053,938
Shares Issued for Reinvested Dividends	34,655	365,094	41,169	433,590
Shares Redeemed	(319,521)	(3,355,591)	(383,382)	(4,023,093)

Net Increase (Decrease)	(94,668)	(988,829)	(52,080)	(535,565)

Class R5
Shares Sold	13,751	$144,975	25,337	$265,391
Shares Issued for Reinvested Dividends	3,924	41,344	4,494	47,343
Shares Redeemed	(10,172)	(105,172)	(27,654)	(295,184)

Net Increase (Decrease)	7,503	81,147	2,177	17,550

Class R6
Shares Sold	105,192	$1,110,306	—	$—
Shares Issued for Reinvested Dividends	1,175	12,470	32	332
Shares Redeemed	(4,459)	(47,702)	—	—

Net Increase (Decrease)	101,908	1,075,074	32	332

Class Y
Shares Sold	11,186,504	$116,784,565	7,199,633	$75,092,525
Shares Issued for Reinvested Dividends	1,891,675	19,839,698	3,240,439	34,102,358
Shares Redeemed	(68,621,216)	(718,275,784)	(19,119,583)	(199,817,363)

Net Increase (Decrease)	(55,543,037)	(581,651,521)	(8,679,511)	(90,622,480)

Class F(1)
Shares Sold	93,173,588	$965,607,858	—	$—
Shares Issued for Reinvested Dividends	1,170,410	12,241,553	—	—
Shares Redeemed	(4,708,465)	(49,215,444)	—	—

Net Increase (Decrease)	89,635,533	928,633,967	—	—

Total Net Increase (Decrease)	23,868,335	$238,995,880	9,267,253	$96,069,139

(1) Inception date of class was February 28, 2017.

World Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	11,785,185	$121,604,974	24,744,499	$253,730,835
Shares Issued for Reinvested Dividends	—	—	1,585,611	16,002,267
Shares Redeemed	(26,554,215)	(273,871,576)	(39,477,592)	(405,136,063)

Net Increase (Decrease)	(14,769,030)	(152,266,602)	(13,147,482)	(135,402,961)

349

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

World Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class C
Shares Sold	861,475	$8,799,167	3,636,598	$37,171,431
Shares Issued for Reinvested Dividends	—	—	375,455	3,777,808
Shares Redeemed	(6,119,429)	(62,517,040)	(5,661,929)	(57,947,176)

Net Increase (Decrease)	(5,257,954)	(53,717,873)	(1,649,876)	(16,997,937)

Class I
Shares Sold	168,305,112	$1,738,828,328	106,414,804	$1,094,710,289
Shares Issued for Reinvested Dividends	—	—	5,749,511	58,117,042
Shares Redeemed	(221,085,661)	(2,298,327,137)	(98,150,441)	(1,008,809,604)

Net Increase (Decrease)	(52,780,549)	(559,498,809)	14,013,874	144,017,727

Class R3
Shares Sold	58,471	$603,734	136,049	$1,401,222
Shares Issued for Reinvested Dividends	—	—	2,010	20,300
Shares Redeemed	(34,893)	(360,377)	(33,492)	(344,178)

Net Increase (Decrease)	23,578	243,357	104,567	1,077,344

Class R4
Shares Sold	24,807	$255,370	70,598	$724,345
Shares Issued for Reinvested Dividends	—	—	10,838	109,500
Shares Redeemed	(79,720)	(822,780)	(425,675)	(4,402,709)

Net Increase (Decrease)	(54,913)	(567,410)	(344,239)	(3,568,864)

Class R5
Shares Sold	167,311	$1,729,850	120,729	$1,253,095
Shares Issued for Reinvested Dividends	—	—	977	9,877
Shares Redeemed	(78,183)	(812,982)	(40,497)	(419,035)

Net Increase (Decrease)	89,128	916,868	81,209	843,937

Class R6
Shares Sold	90,913	$947,663	67,536	$692,760
Shares Issued for Reinvested Dividends	—	—	624	6,321
Shares Redeemed	(55,178)	(571,080)	(10,119)	(104,223)

Net Increase (Decrease)	35,735	376,583	58,041	594,858

Class Y
Shares Sold	28,754,002	$299,232,482	31,082,348	$321,222,240
Shares Issued for Reinvested Dividends	—	—	1,788,839	18,097,496
Shares Redeemed	(36,903,790)	(382,734,621)	(38,669,624)	(394,868,167)

Net Increase (Decrease)	(8,149,788)	(83,502,139)	(5,798,437)	(55,548,431)

Class F(1)
Shares Sold	126,436,442	$1,320,942,588	—	$—
Shares Redeemed	(8,880,802)	(92,990,212)	—	—

Net Increase (Decrease)	117,555,640	1,227,952,376	—	—

Total Net Increase (Decrease)	36,691,847	$379,936,351	(6,682,343)	$(64,984,327)

(1)	Inception date of class was February 28, 2017.

350

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2017, none of the Funds had borrowings under this facility.

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit. No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

In July 2007, the Floating Rate Fund and more than 60 other lenders (known collectively as the “Transeastern Lenders”) accepted the payoff of a guarantee from Tousa, Inc. (“Tousa”), a Florida homebuilder. In order to fund the payoff, Tousa borrowed money from certain new lenders and secured the loan by granting liens to the new lenders on the assets of certain Tousa subsidiaries (the “Subsidiaries”). In January 2008, Tousa filed petitions for relief under Chapter 11 of the U.S. Bankruptcy Code. In July 2008, a committee of creditors of the Subsidiaries (the “Committee”) brought suit in the Bankruptcy Court of the Southern District of Florida (the “Bankruptcy Court”) against the Transeastern Lenders alleging that the Subsidiaries had received no benefit in return for the liens on their assets, that the Subsidiaries were co-borrowers on the loan from the new lenders, and that the Transeastern Lenders received the value of the liens when the Transeastern Lenders accepted the payoff. The Subsidiaries sought the avoidance of their liens and the return of the value of those liens to the bankruptcy estate. On October 13, 2009, the Bankruptcy Court ruled in favor of the Committee, avoided the liens, and ordered the Transeastern Lenders to return the payoff amount to the bankruptcy estate. The Transeastern Lenders, together with the Fund, appealed the decision to the U.S. District Court for the Southern District of Florida (the “District Court”). On February 11, 2011, the District Court ruled in favor of the Transeastern Lenders (including the Fund) and quashed the Bankruptcy Court’s opinion. The Committee appealed to the U.S. Circuit Court of Appeals for the Eleventh Circuit (the “Eleventh Circuit”), which reinstated the Bankruptcy Court opinion, but remanded back to the District Court on the question of remedies. The District Court then in turn remanded one issue back to the Bankruptcy Court for a report and recommendation. On April 1, 2016, the Bankruptcy Court issued its report and recommendation, which was unfavorable in many respects to the Transeastern Lenders. On March 8, 2017, the District Court accepted the report and recommendation and ordered the Transeastern Lenders to disgorge and return the payoff amount, plus prejudgment interest. The Transeastern Lenders appealed the District Court’s decision to the Eleventh Circuit.

351

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Fund Reorganizations:

At a meeting held May 1-3, 2017, the Board of Directors of The Hartford Mutual Funds, Inc. (HMF) approved an Agreement and Plan of Reorganization that provided for the reorganization of The Hartford Unconstrained Bond Fund, a series of HMF, into the Strategic Income Fund, a separate series of HMF.

Pursuant to the terms of the Agreement and Plan of Reorganization, immediately before the opening of business on September 25, 2017, the Unconstrained Bond Fund transferred all of its assets to the Strategic Income Fund, in exchange for shares of the Strategic Income Fund and the assumption of all of the liabilities of the Unconstrained Bond Fund by the Strategic Income Fund.

Immediately before the opening of business on September 25, 2017, the consummation of the reorganization was accomplished by a tax-free exchange of shares of the Strategic Income Fund in the following amounts:

Share Class	Net assets of Unconstrained Bond Fund as of the close of business on September 22, 2017 ("Valuation Date")	Shares of the Unconstrained Bond Fund as of the Valuation Date	Value of Shares Issued by Strategic Income Fund	Shares Issued By Strategic Income Fund	Net Assets of the Strategic Income Fund immediately after the Reorganization
Class A	$40,127,523	4,117,219	$40,127,523	4,429,429	$161,796,668
Class B	—	—	—	—	—
Class C	7,995,271	818,399	7,995,271	879,703	74,956,926
Class I	4,037,178	414,060	4,037,178	444,149	82,401,145
Class R3	60,732	6,233	60,732	6,717	324,711
Class R4	568,454	58,404	568,454	62,760	664,116
Class R5	1,101,282	113,105	1,101,282	121,631	1,531,149
Class R6	—	—	—	—	11,385
Class Y	45,036	4,634	45,036	4,976	666,205
Class F	9,518	1,054	9,518	1,047	178,141,489

	$53,944,994	5,533,108	$53,944,994	5,950,412	$500,493,794

Each shareholder of a share class of Unconstrained Bond Fund received shares of the same share class of the Strategic Income Fund with the same class designation and at the respective Class NAV, as determined on the Valuation Date.

Some of the investments held by Unconstrained Bond Fund may have been purchased or sold prior to the acquisition for the purpose of complying with the anticipated investment policies or limitations of the Strategic Income Fund after the acquisition. The legal and shareholder communication expenses relating to the reorganization were borne by HFMC or its affiliates. All other expenses, including brokerage fees and brokerage-related expenses, incurred in connection with the reorganization were borne by each Fund.

As of the Valuation Date the Unconstrained Bond Fund had investments valued at $54,390,666 with a cost basis of $54,411,877. For financial reporting purposes, assets received, liabilities assumed and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received by the Strategic Income Fund from Unconstrained Bond Fund were carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

352

Hartford Funds - Fixed Income Funds

Notes to Financial Statements – (continued)

October 31, 2017

The aggregate net assets of the Strategic Income Fund immediately after the acquisition were $500,493,754, which included $21,211 of acquired unrealized depreciation.

Assuming the acquisition had been completed on November 1, 2016, the Strategic Income Fund’s pro-forma results of operations for the fiscal year ended October 31, 2017 (unaudited) are as follows:

Net investment income	$18,248,550
Net realized and unrealized gain on investments	$11,739,247

Net increase in net assets from operations	$29,987,797

16.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

Effective November 1, 2017, the management fee set forth in the investment management agreement with respect to the Quality Bond Fund is 0.4000% of the first $500 million, 0.3700% of the next $500 million, 0.3400% of the next $4 billion, 0.3300% of the next $5 billion, and 0.3200% in excess of $10 billion annually of the Quality Bond Fund’s average daily net assets. In addition, effective November 1, 2017, HFMC has also contractually agreed to reimburse expenses (exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent necessary to maintain total annual fund operating expenses for the Quality Bond Fund as follows through February 28, 2019: 0.85% (Class A), 0.85% (Class T), 1.60% (Class C), 0.60% (Class I), 1.19% (Class R3), 0.94% (Class R4), 0.64% (Class R5), 0.54% (Class Y) and 0.44% (Class F). This contractual arrangement will renew automatically for one-year terms thereafter unless HFMC provides written notice of termination prior to the start of the next term or upon approval of the Board.

Effective November 1, 2017, the management fee set forth in the investment management agreement with respect to the World Bond Fund is 0.7000% of the first $250 million, 0.6500% of the next $250 million, 0.6000% of the next $3.5 billion, 0.5750% of the next $6 billion, and 0.5725% in excess of $10 billion annually of the World Bond Fund’s average daily net assets. Effective November 1, 2017, each Company, on behalf of its respective Funds, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with HASCO. Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board; (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

The Transeastern Lenders entered into settlement negotiations. On December 19, 2017, the parties to the Tousa matter entered into a settlement agreement. As part of that settlement agreement, the Floating Rate Fund agreed to pay $1,972,739.72, which represents a portion of the proceeds it received as part of the loan guarantee payments. Subject to final approval by the Bankruptcy Court, the settlement agreement will fully release the Floating Rate Fund from any further claims in this matter. Management of the Floating Rate Fund believes that the Bankruptcy Court will likely approve the settlement agreement in January 2018 and that the terms of the settlement agreement will not have a material impact on the Floating Rate Fund’s financial statements.

353

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund (thirteen of the series constituting The Hartford Mutual Funds, Inc.) and The Hartford Municipal Real Return Fund (one of the series constituting The Hartford Mutual Funds II, Inc.) (collectively, together with The Hartford Mutual Funds, Inc., the “Companies”), as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Companies’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Companies’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Companies’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position The Hartford Emerging Markets Local Debt Fund, The Hartford Floating Rate Fund, The Hartford Floating Rate High Income Fund, The Hartford High Yield Fund, The Hartford Inflation Plus Fund, Hartford Municipal Income Fund, The Hartford Municipal Opportunities Fund, Hartford Municipal Short Duration Fund, The Hartford Quality Bond Fund, The Hartford Short Duration Fund, The Hartford Strategic Income Fund, The Hartford Total Return Bond Fund, and The Hartford World Bond Fund (thirteen of the series comprising The Hartford Mutual Funds, Inc.) and The Hartford Municipal Real Return Fund (one of the series comprising The Hartford Mutual Funds II, Inc.) at October 31, 2017, the results of their operations for the year then ended, and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

354

Fixed Income Funds

Directors and Officers of the Companies (Unaudited)

DIRECTORS AND OFFICERS OF THE COMPANIES (Unaudited)

Each of The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a, “Company” and collectively, the “Companies”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Companies as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

355

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

DUANE E. HILL (1945)	Director	Since 2001(4) Since 2002(5)	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

356

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

357

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2002(4) Since 2000(5)	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

358

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(6) AND INTERESTED DIRECTORS

JAMES E. DAVEY(7) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

359

Fixed Income Funds

Directors and Officers of the Companies (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for each Company, The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

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NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANIES	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	For The Hartford Mutual Funds, Inc.
(5)	For The Hartford Mutual Funds II, Inc.
(6)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Companies. For more information, please see the most recent Statement of Additional Information.
(7)	“Interested person,” as defined in the 1940 Act, of each Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund‘s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc.

The Hartford Emerging Markets Local Debt Fund

The Hartford Floating Rate Fund

The Hartford Floating Rate High Income Fund

The Hartford High Yield Fund

The Hartford Inflation Plus Fund

Hartford Municipal Income Fund

The Hartford Municipal Opportunities Fund

The Hartford Municipal Real Return Fund

Hartford Municipal Short Duration Fund

The Hartford Quality Bond Fund

The Hartford Short Duration Fund

The Hartford Strategic Income Fund

The Hartford Total Return Bond Fund

The Hartford World Bond Fund

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At their meeting held on August 1-2, 2017, the Boards of Directors (collectively, the “Board”) of The Hartford Mutual Funds, Inc. (“HMF”) and The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF and HMF II, on behalf of each of their respective funds listed above (each a “Fund” and collectively, the “Funds”) except for The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of a separate investment management agreement by and between HMF, on behalf of The Hartford Floating Rate High Income Fund and The Hartford Municipal Opportunities Fund, and HFMC (the “2013 Investment Management Agreement” and collectively with the Management Agreement, the “Management Agreements”); and (iii) new investment sub-advisory agreements (each, a “Sub-Advisory Agreement” and collectively with the Management Agreements, the “Agreements”) between HFMC and each Fund’s sub-adviser, Wellington Management Company LLP (the “Sub-adviser,” and together with HFMC, the “Advisers”), on behalf of each of HMF and HMF II, as applicable.

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreements.

In determining whether to approve the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the approval of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in

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connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreements, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-adviser. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of the Sub-adviser and ongoing oversight of the Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to the Sub-adviser, which provides certain day-to-day portfolio management services for the Funds, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), the Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its flexibility in implementing the inflation hedge overlay in a low inflation environment for The Hartford Municipal Real Return Fund, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and the Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-adviser.

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for The

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Hartford Municipal Real Return Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and the Sub-adviser’s overall capabilities to manage the Funds.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-adviser. The Board considered representations from HFMC and the Sub-adviser that the Sub-adviser’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. Accordingly, the Board concluded that the profitability of the Sub-adviser is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreements.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreements, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to the Sub-adviser with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and the Sub-adviser relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

While the Board recognized that comparisons between a Fund and its peer funds may be imprecise given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

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Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that, for each of The Hartford Emerging Markets Local Debt Fund, The Hartford Municipal Real Return Fund, and The Hartford Quality Bond Fund, the Fund’s current low asset levels have kept the Fund from fully realizing the benefits of anticipated or potential economies of scale.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the removal of an expense limitation on the transfer agency fees for Class Y shares of each Fund effective May 1, 2017; (ii) the imposition of a direct account fee effective June 1, 2017; (iii) changes to the transfer agency fee structure effective November 1, 2017; and (iv) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares.

The Board considered the benefits, if any, to the Sub-adviser from any use of a Fund’s brokerage commissions to obtain soft dollar research, and representations from HFMC and the Sub-adviser that the Sub-adviser does not make any revenue-sharing payments or any other type of distribution payments to HFMC or its affiliates.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board

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considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

The Hartford Emerging Markets Local Debt Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 1st quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile of its expense group. In considering the Fund’s expenses, the Board noted the shareholder savings resulting from a permanent fee reduction implemented in 2016.

The Hartford Floating Rate Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 3rd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile.

The Hartford Floating Rate High Income Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1- and 5-year periods and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1- and 5-year periods and in line with its benchmark for the 3-year period. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile of its expense group, while its actual management fee was in the 4th quintile.

The Hartford High Yield Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1- and 3-year periods and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

The Hartford Inflation Plus Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 4th quintile for the 3-year period and the 5th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods. In considering the Fund’s performance record, the Board noted that the Fund had transitioned to the Sub-adviser in 2012. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. The Board noted the potential impact of the Fund’s declining assets under management on the Fund’s overall expense ratio.

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Hartford Municipal Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee, its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Municipal Opportunities Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group.

The Hartford Municipal Real Return Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 4th quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period and in line with its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Municipal Short Duration Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period.

•	The Board noted that the Fund’s contractual management fee and its actual management fee were in the 1st quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford Quality Bond Fund

•	The Board noted that the Fund’s performance was in the 5th quintile of its performance universe for the 1-year period and the 3rd quintile for the 3-year period. The Board also noted that the Fund’s performance was in line with its benchmark for the 1-year period and above its benchmark for the 3-year period. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a permanent fee reduction, which would be implemented in 2017.

The Hartford Short Duration Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 4th quintile.

The Hartford Strategic Income Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

369

Hartford Funds - Fixed Income Funds

Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

•	The Board noted that the Fund’s contractual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 1st quintile.

The Hartford Total Return Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-year period, the 3rd quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 1st quintile of its expense group, while its actual management fee and its total expenses (less 12b-1 and shareholder service fees) were in the 3rd quintile.

The Hartford World Bond Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period and the 2nd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team. The Board also noted that certain changes had recently been made to the Fund’s principal investment strategy.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 5th quintile of its expense group, while its actual management fee was in the 4th quintile. In considering the Fund’s expenses, the Board noted the shareholder savings expected to result from a change in the breakpoints in the management fee schedule and the sub-advisory fee schedule for the Fund, which would be implemented in 2017.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Agreements for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

370

Hartford Funds - Fixed Income Funds

Additional Information Regarding the Fund’s New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds, Inc. and The Hartford Mutual Funds II, Inc. (each a “Company”), on behalf of its respective funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the applicable Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), and 0.06% (Class Y). HASCO has also contractually agreed to reimburse all transfer agency fees for each of Class R6 and Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for each of Class R6 and Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class R6 and Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class R6	Class Y
Hartford Emerging Markets Local Debt Fund	0.17%	0.23%	0.00%	0.07%	0.02%	0.02%	0.02%	N/A	0.03%
Hartford Floating Rate Fund	0.09%	0.08%	0.00%	0.06%	0.02%	0.02%	0.02%	N/A	0.04%
Hartford Floating Rate High Income Fund	0.09%	0.09%	0.00%	0.07%	0.02%	0.02%	0.02%	N/A	0.04%
Hartford High Yield Fund	0.17%	0.12%	0.00%	0.12%	0.02%	0.02%	0.02%	N/A	0.03%
Hartford Inflation Plus Fund	0.17%	0.12%	0.00%	0.13%	0.02%	0.02%	0.02%	N/A	0.06%
Hartford Municipal Income Fund	0.06%	0.03%	0.00%	0.02%	N/A	N/A	N/A	N/A	N/A
Hartford Municipal Opportunities Fund	0.04%	0.05%	0.00%	0.05%	N/A	N/A	N/A	N/A	N/A
Hartford Municipal Real Return Fund	0.06%	0.06%	0.00%	0.05%	N/A	N/A	N/A	N/A	0.06%
Hartford Municipal Short Duration Fund	0.04%	0.03%	0.00%	0.02%	N/A	N/A	N/A	N/A	N/A
Hartford Quality Bond Fund	0.12%	0.16%	0.00%	0.09%	0.02%	0.02%	0.02%	N/A	0.00%
Hartford Short Duration Fund	0.15%	0.11%	0.00%	0.08%	0.02%	0.02%	0.02%	N/A	0.00%
Hartford Strategic Income Fund	0.15%	0.11%	0.00%	0.11%	0.02%	0.02%	0.02%	0.00%	0.00%
Hartford Total Return Bond Fund	0.14%	0.17%	0.00%	0.17%	0.02%	0.01%	0.02%	0.00%	0.02%
Hartford World Bond Fund	0.13%	0.10%	0.00%	0.13%	0.02%	0.02%	0.02%	0.00%	0.06%

371

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

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c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

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b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

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d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

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Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

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b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

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d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

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c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

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a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Wellington Management Company LLP. HFD and HFMC are not affiliated with the Funds’ sub-adviser.

MFAR-FI17 12/17    204303    Printed in U.S.A.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford Funds. The following is the Funds’ Annual Report, covering the period from November 1, 2016 through October 31, 2017.

Market Review

During the 12 months ended October 31, 2017, U.S. stocks, as measured by the

S&P 500 Index,1 kept an upward trajectory. During this period, the S&P 500 Index generated a 23.6% total return, hitting another record high in late October.

The primary drivers of market progress during the period were slow, yet steady growth, positive corporate earnings, and positive job reports. These market conditions have served as the basis of the U.S. Federal Reserve’s (Fed) interest-rate hike cycle that began in December 2015 and continued through June 2017, when short-term rates rose by 0.25% to a range of 1% to 1.25%. At the time of this writing, consensus expectations were for a continued gradual increase in interest rates throughout 2018, which should help markets better digest and account for such changes.

Going forward, politics both at home and abroad are likely to continue playing a key role in driving market movements. Congress has approved a budget resolution for the new fiscal year and pushed back the deadline to lift the debt ceiling in an effort to tie federal funding for disaster relief to the bills following three major hurricanes. Uncertainty surrounding healthcare and tax reform remain. Additionally, concerns about possible nuclear action from North Korea may be contributing to market uncertainty.

In Europe, while Macron’s victory in France was viewed as market-friendly, uncertainty remains, for example, with respect to Britain’s “Brexit” undertaking to leave the European Union, which could influence markets or cause an uptick in volatility.

We encourage you to maintain a strong relationship with your financial advisor, who can help guide you through shifting markets confidently. He or she can help you proactively build a portfolio that takes market uncertainty into account, along with your unique investment goals and risk tolerances. Your advisor can help you find a fit within our family of funds as you work toward those goals.

Thank you again for investing in Hartford Funds. For the most up-to-date information on our funds, please take advantage of all the resources available at hartfordfunds.com.

James Davey

President

Hartford Funds

[1]	S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.
The index is unmanaged and not available for direct investment. Past performance is not indicative of future results.

Hartford Schroders Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of that Fund’s sub-adviser or secondary sub-adviser, as applicable, and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Schroders Emerging Markets Debt and Currency Fund (Unaudited) inception 12/15/2011

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks to generate positive total returns over the long term regardless of market conditions.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	Since Inception[1]
Class A2	2.84%	1.81%	1.55%
Class A3	-1.78%	0.88%	0.76%
Class C2	2.16%	1.85%	1.62%
Class C3	1.16%	1.85%	1.62%
Class I2	3.24%	2.06%	1.80%
Class Y2	3.24%	2.06%	1.80%
Class F2	3.34%	2.08%	1.82%
Class SDR[2]	3.33%	2.14%	1.87%
3-Month USD Fixed LIBOR	1.87%	0.45%	0.49%

[1]	Inception: 12/15/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Absolute Return EMD and Currency Fund (the “Predecessor Fund”), which commenced operations on 12/15/11. Class C and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes) gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

The returns disclosed for the 3-Month USD Fixed LIBOR reflect the returns of the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

2

Hartford Schroders Emerging Markets Debt and Currency Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Debt and Currency Class A	1.40%	1.49%
Emerging Markets Debt and Currency Class C	2.15%	2.24%
Emerging Markets Debt and Currency Class I	1.15%	1.18%
Emerging Markets Debt and Currency Class Y	1.05%	1.12%
Emerging Markets Debt and Currency Class F	1.00%	1.07%
Emerging Markets Debt and Currency Class SDR	1.00%	1.07%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018 and transfer agency fees remain in effect until February 28, 2018 and each automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Debt and Currency Fund returned 2.84%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming 3-Month USD Fixed LIBOR, which can be used to compare Fund performance, which returned 1.87% for the same period. The Fund seeks to generate positive total returns over the long term regardless of market conditions. The Fund does not seek to outperform a specific securities benchmark, and therefore will not be managed to this, or any, specific benchmark. The Fund underperformed the 6.66% average return of the Lipper Absolute Return Funds peer group, a group of funds with investment objectives similar to those of the Fund, during the period.

Why did the Fund perform this way?

The domestic trends in a number of Emerging Markets (EM) were broadly favourable during the period. The disinflation trend continued to persist in Brazil, Russia and Indonesia which allowed central banks in these countries to continue to cut rates. In this context local debt markets performed relatively well. However, the positive trends highlighted above for a number of local debt and currency markets were eclipsed at times by uncertainties relating to the future direction of monetary and fiscal policy in the U.S.; as well as by the flare ups in geopolitical tensions with North Korea.

The encouraging macro-economic adjustments seen in a number of EM countries were increasingly clear during the period. These events, along with the reforms and changes in leadership being achieved in some countries, meant that a classic ‘EM Post Crisis’ recovery prevailed. However, recent events have added further evidence to support our belief that an active and flexible approach may be necessary to get the best risk adjusted returns from this current investment opportunity. In our view, the outlook for global economic activity remains clouded by the tightening in monetary conditions in developed economies and by the apparent resolve of the Chinese authorities to tackle the unsustainably high level of leverage in the nation’s financial system. Certain measures of global credit have already experienced a sharp deceleration, which may jeopardise the sustainability of the global cyclical recovery.

Carefully selected EM currency and local government bond exposures in our favoured countries contributed to the positive performance over the period, which helped the Fund generate a positive absolute return.

2017 has seen both currency and duration exposures in the Fund’s favoured countries (such as Brazil, Russia, Indonesia and Argentina) contribute towards a solid positive absolute performance for the Fund for the period. Credit has not played a part in return generation given the Fund’s limited exposure to that sector. Our focus remained firmly on local government debt markets in Argentina, Brazil, Mexico, Indonesia, Russia and South Africa. Eastern European currencies also remained a large core exposure in the Fund for much of the period. In particular, the Fund benefited from the continued rally experienced by the Mexican peso and from the strong recovery in Brazilian local bonds and currency, which recouped all the losses suffered during the sell-off caused by the revelations in May of the corruption allegations against President Temer. In September, EM bonds and currencies initially showed good resilience in the face of the confirmation by the U.S. Federal Reserve of its determination to pursue its monetary normalisation process. However, in the final week of September, EM currencies weakened at the start of what was to be a period of poor seasonality for risk assets in general. Towards the end of October, overall fund duration was cut and currency exposure reduced to 65% from its peak of around 80%. During the period, the Fund used currency forwards to gain or hedge currency exposures. During the period, such transactions had a very moderately negative impact on performance. No other derivative instruments were used during the reporting period.

3

Hartford Schroders Emerging Markets Debt and Currency Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

What is the outlook?

We believe the volatility seen late in the reporting period in fixed income and currency markets should provide good buying opportunities. We believe the recovery in carefully selected EM local bonds and currencies, which began at the beginning of 2016, has much further to go.

Through the comprehensive investment research undertaken by the Fund’s team; we have identified a selection of emerging countries offering what we believe to be both cheap valuations and improving fundamentals – something not seen for many years across the asset class in general. In our view, much of this underlying strong recovery should continue to be driven by restored competitiveness, improving external accounts and abating inflationary pressures. Broadly speaking, we believe there is a lot of value in EM local investments, as many have devalued significantly in the last five years and as local rates are now relatively high compared to developed markets.

With further evidence that the conditions are in place for the U.S. Federal Reserve to continue its process of monetary policy normalisation, we believe that pressures on bond markets both in EM and globally are likely to intensify in the coming five years. In our view, EM hard currency debt should be avoided for this reason, as this sector currently offers very low yields, poor liquidity and it could suffer badly from its high sensitivity to U.S. Treasury bond yields. Exposure to this sector may purposely be kept to very minimal levels until an opportunity presents itself.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	1.9%
Foreign Government Obligations	33.5

Total	35.4%

Short-Term Investments	64.6
Other Assets & Liabilities	0.0%*

Total	100.0%

*	Percentage rounds to zero.

4

Hartford Schroders Emerging Markets Equity Fund (Unaudited) inception 03/31/2006

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Class A1	29.83%	5.40%	0.96%
Class A2	22.72%	4.21%	0.39%
Class C1	29.00%	5.45%	1.07%
Class C2	28.00%	5.45%	1.07%
Class I1	30.14%	5.65%	1.17%
Class R3[1]	29.87%	5.59%	1.14%
Class R4[1]	29.86%	5.59%	1.14%
Class R5[1]	30.26%	5.65%	1.17%
Class Y1	30.45%	5.68%	1.18%
Class F1	30.14%	5.65%	1.17%
Class SDR[1]	30.32%	5.73%	1.20%
MSCI Emerging Markets Index (Net)	26.45%	4.83%	0.60%
MSCI Emerging Markets Index (Gross)	26.91%	5.21%	0.93%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Emerging Market Equity Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Effective 3/1/17, the Fund changed its benchmark from the MSCI Emerging Markets Index (Gross) to the MSCI Emerging Markets Index (Net). Hartford Funds Management Company, LLC, the investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI Emerging Markets Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging markets.

MSCI Emerging Markets Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets, consisting of 24 emerging markets.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

5

Hartford Schroders Emerging Markets Equity Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Equity Class A	1.45%	1.45%
Emerging Markets Equity Class C	2.20%	2.20%
Emerging Markets Equity Class I	1.27%	1.30%
Emerging Markets Equity Class R3	1.81%	1.81%
Emerging Markets Equity Class R4	1.51%	1.51%
Emerging Markets Equity Class R5	1.21%	1.21%
Emerging Markets Equity Class Y	1.15%	1.15%
Emerging Markets Equity Class F	1.10%	1.10%
Emerging Markets Equity Class SDR	1.10%	1.10%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018 and transfer agency fees remain in effect until February 28, 2018 and each automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Equity Fund returned 29.83%, before sales charge, for the twelve-month period ended October 31, 2017 compared to the Fund’s benchmark, the MSCI Emerging Markets Index (Net) which returned 26.45%. The Fund also outperformed the 22.68% average return of the Lipper Emerging Markets Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Global equities registered a strong gain over the twelve-month period as global growth accelerated. The election of Donald Trump as U.S. President in November 2016 led financial markets to price in the prospect of reflation (i.e., a fiscal policy designed to expand a country’s output). This was in anticipation that the new administration’s plan for U.S. fiscal stimulus would lead to stronger U.S. growth. However, expectations for the scale and timing of fiscal expansion were subsequently reduced. Combined with an easing in trade policy concerns and decreased risk of more aggressive monetary policy tightening, this led the U.S. dollar to reverse its strong post-election gains. The U.S. Federal Reserve (Fed) continued to gradually normalise monetary policy, raising its headline rate by a total of 0.75% over the period to 1.25%. It announced plans for quantitative tightening (QT) in September 2017. Other major global central banks maintained accommodative monetary policy, albeit the European Central Bank (ECB) announced a reduction in the scale of its quantitative easing (QE) program at the end of the period. U.S. dollar weakness and a synchronous pickup in in global growth were supportive of emerging markets (EM) equities. The MSCI Emerging Markets Index (Net) recorded a robust return of 26.45% over the twelve-month period and outperformed the MSCI World Index which returned 22.77%.

Emerging European equities were among the best performing markets. A pick-up in global growth combined with the election of centrist leaders in France, the Netherlands and Germany all proved supportive. Against this backdrop the markets of Poland and Hungary posted strong gains and outperformed the MSCI Emerging Markets Index (Net). Korea also benefited from faster global growth, with Technology equities, in particular semiconductor manufacturers, underpinning gains.

China outperformed the MSCI Emerging Markets Index (Net) as macroeconomic data stabilized and concern over U.S. protectionist measures eased. Gross Domestic Product (GDP) growth modestly increased and was 6.8% year-on-year in the third quarter of 2017, showing minimal impact from the government’s moves to selectively tighten credit and tackle financial sector risks. Measures to tighten short-term interest rates, coupled with U.S. dollar weakness, also served to ease pressure on the capital account.

A recovery in commodity prices, supported in part by stronger growth in China, was beneficial for a number of Latin American markets; notably Chile and Peru. In Chile, the market was also boosted by opinion polls which indicated a lead for centre-right candidate, Sebastián Piñera, ahead of a presidential election in November 2017.

In contrast, those markets most sensitive to global liquidity tightening underperformed. This was in part given declines at the end of the period when the Fed confirmed plans for QT and the dollar appreciated. Turkey, South Africa, Indonesia and Malaysia all finished in positive territory but lagged wider EM. Mexico also underperformed the MSCI Emerging Markets Index (Net) amid concern over U.S. trade policy under the Trump administration, in particular the future of the North American Free Trade Agreement (NAFTA), and due to domestic politics. This led to some volatility in

6

Hartford Schroders Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

the peso. Qatar posted a negative return and was among the weakest performing countries within the MSCI Emerging Markets Index (Net). Qatar’s market declined following the imposition of an economic and diplomatic blockade by neighbouring countries, notably Saudi Arabia, in June. Egypt, which devalued its currency early in the period, and Pakistan, which was added to the MSCI Emerging Markets Index (Net) in June 2017, were the weakest performing markets within the index.

The Fund outperformed relative to the MSCI Emerging Markets Index (Net) over the reporting period, with country allocation and stock selection supporting excess returns.

From a country perspective, the underweight to South Africa and the overweight to Korea were the key contributors to relative performance. A zero-weight to Malaysia and the underweights to Indonesia and Mexico also worked well.

At a stock level, selection in Russia accounted for the largest proportion of excess returns. This included the overweight to Sberbank and off-benchmark holdings in internet company Mail.Ru Group and supermarket operator X5 Retail Group. Selection in Korea was positive, in particular the overweights to Samsung Electronics and NCsoft. Elsewhere, selection in Taiwan contributed positively, notably the overweight holdings in Hon Hai Precision Industry and Taiwan Semiconductor Manufacturing Company. Conversely, stock selection in Poland was negative and included the overweight to Bank Pekao. Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

The key drivers of the rally in EM equities from January 2017 to the end of the period have faded somewhat, given a modest consolidation in the U.S. dollar and stabilization in the recovery of global trade. The commencement of QT in the U.S. and the announcement of tapering from the ECB have also been factors in a relative ‘pause for breath’ in markets. However, the process of stimulus withdrawal is expected to be gradual with policymakers likely to exercise a high degree of caution. This considered, there is therefore a reasonable expectation that the ‘Goldilocks’ scenario of modest growth and subdued inflation can continue to provide a supportive external environment for EM. That said, we are mindful of the potential ramifications stemming from the risk of more protectionist U.S. trade policy. This could come to the fore should U.S. tax proposals fail, as the Republican Party will be under pressure to deliver some campaign pledges ahead of mid-term elections in late 2018.

We believe that the long-term outlook for EM remains positive and fundamentals are firm. From a valuation perspective, EM trades in line with its historical average on an aggregate price-to-book basis, but looking beyond the aggregate we believe there are many attractive opportunities. Global growth is supportive and there is potential for an ongoing uplift in return-on-equity as an improving top-line and prior capital expenditures discipline drive positive operating leverage. Chinese economic momentum is slowing from high levels, but the recent Party Congress emphasized a welcome focus on the quality of growth and addressing structural risk. Russia and Brazil continue on a path of economic recovery and other commodity linked economies are moving through the adjustment phase and benefiting from firming commodity prices. On a relative basis the MSCI Emerging Markets Index (Net) trades on 12.8x price-to-earnings ratio, a discount of 24% compared to the MSCI World Index. Furthermore, we continue to think there is a bias for U.S. dollar weakness on a medium-term basis and that EM currencies, excluding the Chinese renminbi, are undervalued.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Investments in Equity Linked Notes (ELN) are subject to interest, credit, management, counterparty, liquidity, and market risks and, as applicable, foreign security and currency risks. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	9.0%
Consumer Staples	6.7
Energy	7.6
Financials	26.9
Health Care	0.2
Industrials	2.9
Information Technology	32.8
Materials	6.1
Real Estate	0.9
Telecommunication Services	4.6
Utilities	1.4

Total	99.1%

Short-Term Investments	1.1
Other Assets & Liabilities	(0.2)

Total	100.0%

7

Hartford Schroders Emerging Markets Equity Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

Composition by Currency

as of October 31, 2017

Description	Percentage of Net Assets
Brazilian Real	4.0%
British Pound	0.2
Chilean Peso	0.4
Egyptian Pound	0.2
Euro	0.9
Hong Kong Dollar	22.8
Hungarian Forint	2.1
Indian Rupee	4.5
Mexican Peso	0.0 *
Pakistani Rupee	0.4
Polish Zloty	2.5
Singapore Dollar	0.2
South African Rand	2.7
South Korean Won	19.4
Taiwanese Dollar	11.7
Thai Baht	2.0
Turkish Lira	1.3
United Arab Emirates Dirham	0.9
United States Dollar	24.0
Other Assets & Liabilities	(0.2)

Total	100.0%

*	Percentage rounds to zero.

8

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Unaudited) inception 06/25/2013

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks to provide a return of long-term capital growth and income.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Class A2	8.83%	4.45%
Class A3	3.95%	3.35%
Class C2	8.01%	4.43%
Class C3	7.01%	4.43%
Class I2	9.08%	4.67%
Class R3[2]	8.74%	4.59%
Class R4[2]	8.88%	4.62%
Class R5[2]	9.07%	4.66%
Class Y2	9.16%	4.68%
Class F2	9.01%	4.65%
Class SDR[2]	9.16%	4.76%
JP Morgan EMBI Global Diversified Index	6.32%	7.59%
JP Morgan GBI Emerging Markets Global Diversified Index	5.18%	-0.58%
JP Morgan CEMBI Broad Diversified Index	6.18%	6.37%
Emerging Markets Multi-Sector Bond Fund Blended Index	5.94%	4.48%

[1]	Inception: 06/25/2013
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Emerging Markets Multi-Sector Bond Fund (the “Predecessor Fund”), which commenced operations on 6/25/13. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

JP Morgan EMBI Global Diversified Index (reflects no deduction for fees, expenses or taxes) tracks total returns for US dollar denominated Brady bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

JP Morgan GBI Emerging Markets Global Diversified Index (reflects no deduction for fees, expenses or taxes) is a comprehensive global, local emerging-markets index, and consists of liquid, fixed-rate, domestic-currency government bonds.

9

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (Unaudited) inception 06/25/2013

JP Morgan CEMBI Broad Diversified Index (reflects no deduction for fees, expenses or taxes) tracks total returns of US dollar denominated debt instruments issued by corporate entities in emerging markets countries.

Emerging Markets Multi-Sector Bond Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 33.4% JP Morgan EMBI Global Diversified Index, 33.3% JP Morgan GBI Emerging Markets Global Diversified Index and 33.3% JP Morgan CEMBI Broad Diversified Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

10

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Emerging Markets Multi-Sector Bond Class A	1.15%	1.16%
Emerging Markets Multi-Sector Bond Class C	1.90%	1.91%
Emerging Markets Multi-Sector Bond Class I	0.90%	0.94%
Emerging Markets Multi-Sector Bond Class R3	1.45%	1.57%
Emerging Markets Multi-Sector Bond Class R4	1.15%	1.27%
Emerging Markets Multi-Sector Bond Class R5	0.85%	0.97%
Emerging Markets Multi-Sector Bond Class Y	0.80%	0.91%
Emerging Markets Multi-Sector Bond Class F	0.75%	0.86%
Emerging Markets Multi-Sector Bond Class SDR	0.75%	0.86%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018 and transfer agency fees remain in effect until February 28, 2018 and each automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Emerging Markets Multi-Sector Bond Fund returned 8.83%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s blended benchmark, which is comprised of the JP Morgan EMBI Global Diversified Index (33.4%), the JP Morgan GBI Emerging Markets Global Diversified Index (33.3%), and the JP Morgan CEMBI Broad Diversified Index (33.3%), which returned 5.94% for the same period. The JP Morgan EMBI Global Diversified Index, the JP Morgan GBI Emerging Markets Global Diversified Index, and the JP Morgan CEMBI Broad Diversified Index returned 6.32%, 5.18%, and 6.18%, respectively, during the period. The Fund also outperformed the 7.26% average return of the Lipper International Emerging Markets Hard Currency Debt peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Emerging market debt (“EMD”), as measured by the blended benchmark, provided positive returns for the twelve-month period ended October 31, 2017. For the most part, this period can be described as a virtuous cycle for emerging markets. The U.S. dollar was trending weaker, commodity prices stabilized, global trade was vibrant and synchronized, foreign exchange (FX) reserves were replenished, and emerging currencies firmed, giving central banks rooms to cut interest rates. Because of this, all three of the major sub-segments of EMD (hard currency sovereign, hard currency corporate, and local currency sovereign) posted positive, although not highly differentiated, returns over this period.

The tale of the U.S. dollar (USD) over this period has three distinct phases. In November of 2016, after the U.S. election, there was a pause in the weak U.S. dollar trend that had begun earlier that year. The buzzword on Wall Street was “reflation,” the belief that a Trump presidency would usher in significant infrastructure spending which would give the economy a lift and strengthen the dollar. By spring, however, this narrative began to falter as mediocre economic statistics and the realities of Washington gridlock became all too apparent. The dollar then hit a recent low in August as the market expressed skepticism that the U.S. Federal Reserve (Fed) would be able to raise interest rates one more time in 2017 as it had previously indicated.

Repeated pronouncements by Fed governors towards the end of the summer as well as a noteworthy speech by Fed chair Janet Yellen, however, left little doubt that – absent a cratering of economic activity – the Fed intended to increase interest rates at its December 2017 meeting. Hence, the dollar began firming as we neared the end of this reporting period. We believe it is important to note that EMD can perform well in a steady or weakening U.S. dollar environment. It is periods like 2013 to 2015 when the dollar catapulted forward more than 25% (as measured by the U.S. Dollar Index (DXY)) that are challenging for local currency issues in our view.

From a macroeconomic perspective, the situation is still generally positive in emerging markets. Foreign exchange reserves have healed nicely for most major countries since the depths of the local currency crisis. Growth is surprising on the upside in some areas, Eastern Europe notably, and two major economies are finally coming out of recession – Brazil and Russia. Central banks are largely in an accommodative position, either neutral or still lowering rates.

Security selection in USD-denominated EMD was the largest contributor to outperformance relative to the blended benchmark during the period. Approximately two-thirds of that outperformance came from government-related issuers (both sovereigns and quasi-sovereigns), with the balance coming from corporate bonds. Local

11

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

currency allocation and selection detracted modestly from outperformance over the benchmark in the period.

Major contributors to the Fund’s outperformance relative to the blended benchmark included a few idiosyncratic government issuers – Ghana and Ukraine. Both economies are under International Monetary Fund (IMF) agreements and sovereign bonds of countries under these agreements tend to experience low volatility. Both countries are progressing well under their agreements, and the markets rewarded them with price appreciation. There were no real major detractors of performance. With respect to Colombia Telecom, the recapitalization of ColTel by the government of Colombia and Telefonica came quicker than expected. We had expected a more volatile path and perhaps reduced exposure too early. The Fund’s use of derivatives (primarily in the form of forward contracts) during the reporting period had a small positive impact on total return.

What is the outlook?

As of the end of the period, we believe the markets are signaling an expectation that the Fed will raise rates in December 2017. This is in stark contrast to late summer, when the futures markets were highly skeptical of such an event. If he is confirmed by the Senate, we expect that Fed chair nominee Jerome Powell will attempt to guide the institution to follow the intentions of the Yellen-led Fed – which would mean three further increases in 2018. Whether that actually does occur remains to be seen, of course. In a rising rate environment, we seek to downplay those EMD issuers with higher correlation to U.S. treasuries – such as single-A rated sovereign bonds – in an effort to avoid the worst of potential rate increases.

As of the end of the period there still generally exists, in our opinion, a relatively favorable environment for EMD. A key risk would be a sharp, unexpected rise in inflation that would put the Fed on the defensive. Further, a sharper slowdown in China would likely negatively affect a wide swath of EM countries dependent on trade with that country. Neither of those scenarios is currently contemplated by our base case. So we feel that the environment is in a good place for this asset class, even if it doesn’t have the obvious tailwind of a weakening U.S. dollar or interest rate cuts from several EM central banks.

Finally, as of the end of the period, the country of Venezuela and its state-run oil company, PDVSA, were teetering near default. We have believed for many months now the odds are quite high that this event will occur. As of the end of the period, the Fund did not own any bonds issued by the Venezuelan government or PDVSA. Further, as the market has anticipated this default for some time we do not think that this event alone would turn investors away from EMD or risk assets more generally.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated

objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Corporate Bonds	32.9%
Foreign Government Obligations	61.5

Total	94.4%

Short-Term Investments	7.0
Other Assets & Liabilities	(1.4)

Total	100.0%

12

Hartford Schroders Global Strategic Bond Fund (Unaudited) inception 06/23/2014

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks total return over the long term.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	Since Inception[1]
Class A2	1.85%	-0.09%
Class A3	-2.70%	-1.45%
Class C2	1.13%	-0.13%
Class C3	0.15%	-0.13%
Class I2	2.03%	0.17%
Class R3[2]	1.82%	0.07%
Class R4[2]	2.02%	0.13%
Class R5[2]	1.91%	0.13%
Class Y2	2.14%	0.20%
Class F2	2.14%	0.20%
Class SDR[2]	2.21%	0.31%
3-Month USD Fixed LIBOR	1.87%	0.58%

[1]	Inception: 06/23/2014
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder Global Strategic Bond Fund (the “Predecessor Fund”), which commenced operations on 6/23/14. Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/19/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

3-Month USD Fixed LIBOR (reflects no deduction for fees, expenses or taxes) gives an indication of the interest rate at which a panel of selected banks borrow U.S. dollar funds from one another with a maturity of three months.

The returns disclosed for the 3-Month USD Fixed LIBOR reflect the returns of the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

13

Hartford Schroders Global Strategic Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Global Strategic Bond Class A	1.04%	1.12%
Global Strategic Bond Class C	1.86%	1.87%
Global Strategic Bond Class I	0.79%	0.89%
Global Strategic Bond Class R3	1.41%	1.50%
Global Strategic Bond Class R4	1.11%	1.20%
Global Strategic Bond Class R5	0.81%	0.90%
Global Strategic Bond Class Y	0.76%	0.84%
Global Strategic Bond Class F	0.64%	0.79%
Global Strategic Bond Class SDR	0.64%	0.79%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018. Contractual reimbursements on transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Global Strategic Bond Fund returned 1.85%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, 3-Month USD Fixed LIBOR (the “Index”), which returned 1.87% for the same period. The Fund underperformed the 4.75% average return of the Lipper Alternative Credit Focus Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

The challenge for fixed income investors over the last twelve-months has arguably been to reconcile positive growth and upside risks to consumer inflation with low yields and low realized wage growth. This obstacle has not dissuaded central banks from edging towards the removal of policy accommodation.

Having increased rates in December 2016, as well as in March and June 2017, the U.S. Federal Reserve (Fed) announced it will commence the reduction of its balance sheet at a rate of $10 billion a month starting in October 2017. Towards the end of the period the European Central Bank (ECB) announced they would begin tapering their bond purchases as part of their quantitative easing (QE) program, which were halved to €30 billion a month, but extended to September 2018.

The Bank of England (BoE) increasingly talked about rate rises, although amid slowing growth and unconstructive negotiations regarding the United Kingdom’s (U.K.) departure from the European Union (Brexit), markets were little moved initially. However, with inflation data coming in significantly above target, BoE Governor Carney and a number of members of the Monetary Policy Committee gave ever firmer indications that a rate increase was under discussion. This precipitated a sharp increase in U.K. government bond yields towards the end of the period.

Aggregate global bond yields increased in the U.S., Europe and U.K. over the period, with demand for corporate and emerging market assets continuing to support prices for these assets. This demand helped to keep a cap on market volatility, with fixed income market yields struggling to break out of historical patterns over the period. We believe the new challenge for investors is therefore to understand what will be the catalyst to break out of recent ranges.

During the twelve-month period under review, the Fund generated positive absolute returns with active rates and credit strategies contributing most to performance.

Bond yields have increased on the back a mixture of higher political and interest rate uncertainty in the last year. The first six months of the period were driven by the market’s appraisal of the U.S. election outcome in the fourth quarter of 2016. Anticipation of expansive U.S. fiscal policy and protectionist trade stance contributed positively to the increased demand for risky assets, such as credit and equities, which continued into the first quarter of 2017. A negative view on government bond markets and long inflation exposure, expressed primarily through the U.S. rates and the inflation markets contributed positively to returns. As did long U.S. dollar denominated corporates, which continued to support returns throughout the rest of 2017 in a positive environment for credit.

However, a lack of tangible pro-growth policies in the U.S. left the market questioning the ability of the new administration to further support the positive growth trajectory of the U.S. As a result expectations of higher inflation and higher yields began to be pared back in the U.S. during the second quarter 2017. The pull back from

14

Hartford Schroders Global Strategic Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

trade protectionism also supported emerging market assets, which like corporate bonds boosted performance during the last 12 months.

The second quarter also brought political challenges in the United Kingdom. The snap election in June increased the uncertainty around the U.K.’s ability to negotiate ‘Brexit.’ Accordingly, June marked the low point for U.K. government bond yields, which had declined since January as the market anticipated ‘lower for longer’ policy from the Bank of England. This trend was a positive for portfolio performance. However, the valuation of sterling increased as the market expected a ‘softer’ Brexit from a political perspective. Sterling rallied during that period, particularly versus the U.S. dollar, which had a negative impact on returns given the portfolio’s short sterling position versus both the euro and the U.S. dollar.

Continued political uncertainty in the third quarter of 2017 was joined by global central banks signalling an intention to begin removing policy accommodation. The net outcome over the quarter was a shift in sentiment towards tighter policy, albeit the only concrete policy announcement came from the U.S. Federal Reserve and its confirmation of the balance sheet reduction. Anticipation of the announcement was likely a contributing factor in the upwards move in yields in September, which reversed the narrowing seen in August. Prior to this, markets had arguably been underestimating the pace of tightening. Higher U.S. yields were positive for performance later in the quarter having been a headwind to returns previously.

In the U.K. the change in tone from the Bank of England indicating their readiness to increase rates occurred against a backdrop of above target inflation and low unemployment, leading to a significant increase in U.K. government bond yields and a rally in sterling against both the euro and the dollar that detracted from returns. In Europe shortly thereafter the tapering of ECB monetary accommodation helped spur a divergence in U.S. and European yields with higher bond yields in the U.S. in absolute and relative terms versus Europe, where core and peripheral yields, Italy in particular, contracted as the ECB left open the possibility that the QE program could be increased again if needed. As U.S. yields increased in absolute and relative terms vs other global bond markets rates strategies ended the period on a positive note.

Over the period derivatives were used primarily in implementing our interest rate and currency views, as well as to buy protection against adverse movements in the credit markets in more volatile periods at the start of 2017. Derivatives form part of our active strategy and were used in conjunction with other assets to target specific sources of return. An example would be U.S. inflation expectations, where we want to buy U.S. treasury inflation-protected securities (“TIPS”), but do not want to hold interest rate risk. This was achieved by buying U.S. 10 year TIPS and hedging interest rate risk with derivatives. Overall derivatives contributed positively to Fund performance.

What is the outlook?

A defining characteristic of markets in 2017 has been that despite a trend towards less accommodation from central banks, volatility continued to decline. We are seeing the initialization of the unwinding of the abundance of global central bank liquidity.

We believe that the most likely path remains a gradual pace of tightening and stimulus withdrawal, but as inflation and monetary policy normalise, volatility is likely to rise. Tantrum-type episodes (i.e. a swift market repricing) are a more significant risk. One investment implication of this is to avoid crowded trades (e.g., trades conducted by many investors), particularly those investors have been drawn to in an increasingly challenging search for yield. We believe crowded trades are particularly vulnerable to a global repricing of risk and lower liquidity.

A key consideration moving forward is that central banks appear to have become more prepared to surprise markets. Both the Bank of Canada (BoC) and BoE have displayed such tendencies over the summer of 2017. This is potentially exacerbated by markets that seemingly remain behind the curve in terms of the shifting global policy regime.

Inflation globally may begin to normalise, as strong growth reduces global slack, but, absent an upside inflation surprise, aggressive tightening by central banks seems unlikely. Broadly, the collective stance of central banks seems to now comprise greater tolerance for volatility and asset price weakness, but intolerance for significant dislocations.

The prospect of a large fiscal easing program from the Trump administration has recently been gaining momentum and is a potential source of volatility. We believe that a tax package is ultimately likely to be delivered given the political incentives and could potentially dis-anchor inflation expectations, but it is likely to be a complicated and protracted process.

The current U.S. economic expansion is already above average in terms of its duration relative to history. We believe there is little evidence to be concerned over the possibility of recession, but given the degree of uncertainty abroad, it is a risk which bears vigilant monitoring. Furthermore, in our view, the risk posed by a rapid increase in inflation expectations is that central banks would be obliged to counter with tighter policy, resulting in a negative scenario for risk assets.

Given what we perceive to be the likely rise in volatility and unattractive valuations in many assets, portfolio construction and balancing risks is critical. We plan to actively manage the overall duration stance and exposure to major developed global bond markets in terms of magnitude and on a country by country basis. We also believe that some of the most attractive opportunities currently are in emerging markets (EM) and securitised sectors where selectivity is crucial. EMs have had a prolonged run of solid gains and

15

Hartford Schroders Global Strategic Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

would be vulnerable in a sustained U.S. dollar rally in our view. We believe that pockets of credit also remain attractive and would benefit from higher growth expectations in the event of U.S. fiscal stimulus.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Convertible securities are subject to the risks of both debt and equity securities. Loans and loan participations are also subject to nonpayment, default, collateral, liquidity, extension, prepayment and insolvency risks. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. Investments in high-yield (“junk”) bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. The Fund is non-diversified, so it may be more exposed to the risks associated with individual issuers than a diversified fund. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund. Privately placed, restricted (Rule 144A) securities may be more difficult to sell and value than publicly traded securities, thus they may be potentially illiquid. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	11.1%
Corporate Bonds	55.2
Foreign Government Obligations	11.3
U.S. Government Agencies	0.7
U.S. Government Securities	11.6

Total	89.9%

Short-Term Investments	5.5
Purchased Options	1.4
Other Assets & Liabilities	3.2

Total	100.0%

16

Hartford Schroders International Multi-Cap Value Fund (Unaudited) inception 08/30/2006

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Class A1	20.26%	8.04%	2.54%
Class A2	13.66%	6.83%	1.97%
Class C1	19.31%	8.11%	2.68%
Class C2	18.31%	8.11%	2.68%
Class I1	20.47%	8.34%	2.79%
Class R3[1]	19.82%	8.20%	2.72%
Class R4[1]	20.23%	8.28%	2.76%
Class R5[1]	20.57%	8.34%	2.79%
Class Y1	20.80%	8.38%	2.81%
Class F1	20.62%	8.37%	2.80%
Class SDR[1]	20.70%	8.42%	2.83%
MSCI All Country World ex USA Index (Net)	23.64%	7.29%	0.92%
MSCI All Country World ex USA Value Index (Net)	22.52%	6.17%	0.22%
MSCI All Country World ex USA Index (Gross)	24.20%	7.77%	1.38%
MSCI All Country World ex USA Value Index (Gross)	23.20%	6.75%	0.79%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder International Multi-Cap Value Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Effective 3/1/17, the Fund changed its benchmarks from the MSCI All Country World ex USA Index (Gross) and MSCI All Country World ex USA Value Index (Gross) to the MSCI All Country World ex USA Index (Net) and MSCI All Country World ex USA Value Index (Net), respectively. Hartford Funds Management Company, LLC, investment manager, believes that the net version of these benchmarks better reflects potential tax consequences for the Fund.

MSCI All Country World ex USA Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI All Country World ex USA Value Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) is a

17

Hartford Schroders International Multi-Cap Value Fund (Unaudited) inception 08/30/2006 free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the value securities within the MSCI All Country World ex USA Index.

MSCI All Country World ex USA Index (Gross) (reflects no deduction for fees, expenses or taxes) is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S.

MSCI All Country World ex USA Value Index (Gross) (reflects no deduction for fees, expenses or taxes) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of both developed and emerging stock markets, excluding the U.S., of the value securities within the MSCI All Country World ex USA Index.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

18

Hartford Schroders International Multi-Cap Value Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Multi-Cap Value Class A	1.15%	1.15%
International Multi-Cap Value Class C	1.90%	1.90%
International Multi-Cap Value Class I	0.89%	0.89%
International Multi-Cap Value Class R3	1.52%	1.54%
International Multi-Cap Value Class R4	1.22%	1.24%
International Multi-Cap Value Class R5	0.92%	0.94%
International Multi-Cap Value Class Y	0.87%	0.88%
International Multi-Cap Value Class F	0.75%	0.83%
International Multi-Cap Value Class SDR	0.75%	0.83%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018. Contractual reimbursements on transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Multi-Cap Value Fund returned 20.26%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmarks, the MSCI All Country World ex USA Index (Net) (“MSCI AC World ex USA Index”) and the MSCI All Country World ex USA Value Index (Net), which returned 23.64% and 22.52%, respectively, for the same period. The Fund also underperformed the 22.80% average return of the Lipper International Multi-Cap Value peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities made strong gains in the period under review, as measured by the MSCI AC World ex USA Index. The Fund also experienced positive absolute performance but lagged the market. The concentrated nature of the market’s advance, with a narrow cohort of growth equities driving a large part of the gains, proved a headwind for the Fund’s diversified, valuation-aware approach.

At the start of the period under review, markets rotated away from long-running and overextended trends such as the popularity of high-yielding equities and the perceived safety of low volatility. Instead, there was a reassessment of the prospects for more cyclically-orientated equities (i.e. those with greater sensitivity to the economic cycle). In this environment, the Fund outperformed the MSCI AC World ex USA Index in the final two months of 2016. However, as 2017 progressed, investors refocused on a narrow group of growth equities. These were largely within the Technology sector where valuations have been pushed to even more extended levels. This proved a more difficult environment for the Fund.

Stock selection in the Asian emerging markets was the biggest drag on performance relative to the MSCI AC World ex USA Index. This was primarily due to the avoidance of certain equity securities that we viewed as expensive “growth” equities. Such securities tended to outperform over the year, such as Tencent in the Technology sector.

Consumer Discretionary was the biggest detractor at sector level. The ongoing strong performance of expensive growth names such as Alibaba (which the Fund did not own as of the end of the period) was negative for the Fund’s performance relative to the MSCI AC World ex USA Index. In addition, holdings in pan-European media companies proved a headwind, following WPP reporting lower-than-expected sales for the year.

On the positive side, stock selection within the Energy sector made the greatest contribution to returns relative to the MSCI AC World ex USA Index. The Fund’s holdings in emerging Europe integrated oil & gas firms such as OMV and MOL supported Fund performance. Stock selection within the Consumer Staples sector also added value. This was especially the case in Continental Europe where we had an underweight allocation to the large food & drink companies relative to the MSCI AC World ex USA Index that we viewed as expensive.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe momentum has continued to be a key driver of returns in international equity markets, despite the recent rotation towards commodity-focused sectors. The Energy sector has been among the

19

Hartford Schroders International Multi-Cap Value Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

worst performers year-to-date as of October 31, 2017, and we have been selectively increasing the Fund’s exposure to this deep value opportunity during the period.

Within the Financials sector, we continue to focus on equity securities that we believe are attractively valued, while also keeping in mind our view on the quality of the company in assessing its risk. This has led to us add to a number of deeper value names during the period where we believe the market has discounted the balance sheet risk too heavily.

The relative recent weakness in the Consumer Staples and Utilities sectors gave us the opportunity to increase the Fund’s allocation to a number of preferred names. However, at the end of the period, the Fund was still underweight what we believe to be the more expensive names within food & drink and household products, particularly in Europe.

In more cyclical areas, we have sold out of a number of positions that have outperformed over the year and that we no longer consider cheap, mainly within Technology and certain Industrials sectors. The proceeds were reinvested into stocks that have lagged in industries such as auto parts, construction and machinery companies.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the Fund’s strategy for allocating assets among different asset classes does not work as intended, the Fund may not achieve its objective or may underperform other funds with similar investment strategies. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit”). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. Value investing may go out of favor, which may cause the Fund to underperform the broader stock market. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.5%
Consumer Staples	5.5
Energy	8.3
Financials	20.4
Health Care	6.2
Industrials	10.3
Information Technology	9.0
Materials	9.3
Real Estate	2.3
Telecommunication Services	7.8
Utilities	3.5

Total	95.1%

Short-Term Investments	7.1
Other Assets & Liabilities	(2.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

20

Hartford Schroders International Stock Fund (Unaudited) inception 12/19/1985

(sub-advised by Schroder Investment Management North America Inc. and its secondary sub-adviser, Schroder Investment Management North America Limited)	Investment objective – The Fund seeks long-term capital appreciation through investment in securities markets outside the United States.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Class A1	25.41%	8.43%	1.69%
Class A2	18.53%	7.20%	1.11%
Class C1	24.60%	8.51%	1.85%
Class C2	23.60%	8.51%	1.85%
Class I1	25.69%	8.70%	1.93%
Class R3[1]	25.45%	8.66%	1.92%
Class R4[1]	25.61%	8.69%	1.93%
Class R5[1]	25.88%	8.73%	1.95%
Class Y1	25.99%	8.75%	1.96%
Class F1	25.88%	8.73%	1.95%
Class SDR[1]	25.88%	8.79%	1.98%
MSCI Emerging Markets Index (Net)	23.44%	8.53%	1.10%
MSCI Emerging Markets Index (Gross)	24.01%	9.01%	1.58%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder International Alpha Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5 and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class I, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Effective 3/1/17, the Fund changed its benchmark from the MSCI EAFE Index (Gross) to the MSCI EAFE Index (Net). Hartford Funds Management Company, LLC, investment manager, believes that the net version of the benchmark better reflects potential tax consequences for the Fund.

MSCI EAFE Index (Net) (reflects reinvested dividends net of withholding taxes but reflects no deduction for fees, expenses or other taxes) (Europe, Australasia, Far East) is a free float-adjusted capitalization index that is designed to measure developed market equity performance, and excludes the U.S. and Canada.

MSCI EAFE Index (Gross) (reflects no deduction for fees, expenses or taxes) (Europe, Australasia, Far East) is a free float-adjusted capitalization index that is designed to measure developed market equity performance, and excludes the U.S. and Canada.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

21

Hartford Schroders International Stock Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
International Stock Class A	1.20%	1.32%
International Stock Class C	1.95%	2.07%
International Stock Class I	0.95%	1.12%
International Stock Class R3	1.50%	1.58%
International Stock Class R4	1.20%	1.28%
International Stock Class R5	0.90%	0.98%
International Stock Class Y	0.85%	0.92%
International Stock Class F	0.80%	0.87%
International Stock Class SDR	0.80%	0.87%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018 and transfer agency fees remain in effect until February 28, 2018 and each automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders International Stock Fund returned 25.41%, before sales charge, for the twelve-month period ended October 31, 2017, outperforming the Fund’s benchmark, the MSCI EAFE Index (Net), which returned 23.44% for the same period. The Fund outperformed the 22.65% average return of the Lipper International Large-Cap Growth peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

International equities markets were supported by healthy and synchronized global growth amidst a less volatile macro environment. Stock selection was robust in a number of sectors, but especially in the Consumer Discretionary and Healthcare sectors. The strongest sector overall however, was Informational Technology, where positive stock selection combined with a sector overweight contributed positively to benchmark-relative returns. Industrial, Consumer Staples and telecoms equities were slightly softer. By region Asian – including Japan – and U.K. exposure drove returns, overcoming a very slight headwind posed by North American positions.

Recruit (Consumer Discretionary) has been a particularly strong position over the twelve-month period and contributed positively to benchmark-relative performance. Recent earnings releases have confirmed our thesis, indicating accelerating growth at the company’s online job search platform, Indeed.com. Tencent (Information Technology) also performed strongly and contributed positively to relative performance. A key aspect of Tencent’s success has been its ability to expand beyond core online gaming/messaging franchises into new growth areas like cloud computing, payments, advertising and video. NAVER (Information Technology) detracted from relative performance over the period, facing stricter antitrust regulations amid a period of sluggish earnings. Subaru (Consumer Discretionary) also detracted from relative performance and we elected to sell the position. Given the increased risk and lower visibility we elected to invest in a more attractive alternative in our view.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe the market’s strength so far in 2017 has been supported by positive fundamentals. The decline in stock correlations is also encouraging to us. A less “macro-driven” market means that investors are more likely to value and reward fundamental strength and earnings, in our view. We believe this allows stock-pickers to continue to generate returns even if markets are near relative highs. We are still finding unrecognized improvement dynamics in certain regions and sectors but recognize that the market has priced in a fair amount of optimism, with valuations trading at relatively elevated levels compared to long term averages.

We remain optimistic but are very cognizant of the potential risks. The backdrop is one of structural stability, but with the potential for bouts of short-term volatility, which we value as stock-pickers. Of more interest and focus on the investment team are a number of structural trends that we see as very important to the outlook for equities:

Online Disruption. We believe we are entering a phase where the growth of social media and online platforms are not just sapping the growth potential of other industries, but are becoming disruptive to the entire profit pool of industries. Retail, traditional media,

22

Hartford Schroders International Stock Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

distribution businesses and traditional banking are good examples. However we are starting to see quite widespread de-rating of challenged industries as the disruption becomes clearer, and that is likely to throw up opportunities in businesses that are prepared to sacrifice some near term profitability to keep themselves well invested against the competition.

Regulation of the internet giants. Though they remain well behind the curve, in recent months there have been a number of examples of regulators trying to get to grips with the power and impact of the new internet platforms. We can expect to see much more of this as the power and influence of these platforms becomes more apparent.

Energy transition. We believe that a very powerful combination of truly competitive renewable energy, improving battery storage costs, and compelling electric powertrain vehicle products is coming together to transform the energy and automotive industries over the next two decades. In our review, there is now a viable path towards decarbonization of the energy and transportation industries, and we do not expect the transition to be linear. The return generation opportunities that this transition creates may be as much about avoiding the losers, as finding the winners.

Overall, we believe that innovation is at the heart of sustainability. For companies to enhance the durability of their earnings over the long term, we believe they will require elements of innovative optimization (doing the same things better) and/or innovative transformation (changing existing paradigms). We believe well-managed companies with cultures that support ongoing innovation, performance and accountability to their stakeholders should be best placed to deliver outsized growth independent of the economic cycle.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Foreign investments can be riskier and more volatile than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as political and economic developments in foreign countries and regions (e.g., “Brexit). These risks are generally greater for investments in emerging markets. Small- and mid-cap securities can have greater risk and volatility than large-cap securities. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	15.1%
Consumer Staples	8.7
Energy	3.6
Financials	19.6
Health Care	7.5
Industrials	13.7
Information Technology	14.6
Materials	9.0
Telecommunication Services	6.3

Total	98.1%

Short-Term Investments	1.6
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

23

Hartford Schroders Tax-Aware Bond Fund (Unaudited) inception 10/03/2011

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks total return on an after-tax basis.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Year	Since Inception[1]
Class A2	1.20%	3.38%	5.04%
Class A3	-3.38%	2.44%	4.26%
Class C2	0.40%	3.41%	5.13%
Class C3	-0.59%	3.41%	5.13%
Class I2	1.45%	3.65%	5.32%
Class Y2	1.53%	3.65%	5.32%
Class F2	1.44%	3.64%	5.32%
Class SDR[2]	1.46%	3.63%	5.31%
Bloomberg Barclays Municipal Bond Index	2.19%	3.00%	3.86%

[1]	Inception: 10/03/2011
[2]	Without sales charge
[3]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 4.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on October 31, 2017, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder Broad Tax-Aware Value Bond Fund (the “Predecessor Fund”) and, prior to 12/30/14, the inception date of the then-existing Advisor Class shares, the Investor Class shares of the Predecessor Fund, adjusted to reflect the distribution fees of the Predecessor Fund’s Advisor Class shares. Class C, Class Y and Class SDR shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class I, Class Y and Class SDR shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares which commenced operations on 10/3/11. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16. Performance for the Fund prior to 6/14/13 reflects performance of the Predecessor Fund’s predecessor, which commenced operations on 10/3/11.

Bloomberg Barclays Municipal Bond Index (reflects no deduction for fees, expenses or taxes) is an unmanaged index that is considered representative of the broad market for investment grade, tax-exempt bonds with a maturity of at least one year.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

24

Hartford Schroders Tax-Aware Bond Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
Tax-Aware Bond Class A	0.71%	0.88%
Tax-Aware Bond Class C	1.59%	1.63%
Tax-Aware Bond Class I	0.46%	0.55%
Tax-Aware Bond Class Y	0.54%	0.57%
Tax-Aware Bond Class F	0.46%	0.52%
Tax-Aware Bond Class SDR	0.46%	0.52%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018. Contractual reimbursements on transfer agency fees remain in effect until February 28, 2018 and automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders Tax-Aware Bond Fund returned 1.20%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Bloomberg Barclays Municipal Bond Index, which returned 2.19% for the same period. The Fund also underperformed the 1.77% average return of the Lipper General & Insured Municipal Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

Although the Fund had a positive absolute return for the period, it underperformed the benchmark primarily due to the Fund’s overall yield curve positioning and municipal underweight relative to the benchmark. The allocation to corporate bonds added to relative performance through sector selection and more than offset the negative impact from underweight municipals, although not enough to offset the yield curve impact.

The municipal bond market, as measured by the Bloomberg Barclays Municipal Bond Index, generated a 2.19% return for the twelve months ending October 31, 2017 and 4.92% for the first ten months of 2017. After a sharp decline in November 2016, when the benchmark index was down -3.73%, the market ended 2016 with positive momentum that continued throughout 2017. This strong performance was impressive as investors had to deal with concerns about the U.S. election, US. Federal Reserve (Fed) policy, hurricanes, Illinois, Puerto Rico, North Korea, and the latest draft proposal on tax reform, to name a few headlines.

With this context in mind, the Fund’s larger allocation to higher quality bonds detracted from performance relative to the Bloomberg Barclays Municipal Bond Index within municipals as lower credit quality outperformed. The lower part of the credit spectrum, A-rated and BBB-rated bonds, continued to become increasingly expensive.

The Fund has focused on the higher part of the credit spectrum, AAA-rated and AA-rated bonds, as we do not believe that lower-rated bond levels are adequately compensating for their elevated risk. In addition to the higher quality positioning within municipals, yield curve positioning of the Fund’s tax-exempt exposure hindered the ability to keep pace with the market.

The allocation to corporate bonds contributed positively to performance relative to the Bloomberg Barclays Municipal Bond Index as they posted strong twelve month returns due to persistent foreign demand, improving corporate fundamentals, and supportive global growth leading to compressing spread levels, as measured by the Bloomberg Barclays U.S. Corporate Index.

During the one year period, the Fund increased the allocation to municipals by over 25%, to 84% of the Fund’s net assets, the highest level of tax-exempt municipals the Fund has held since the first quarter of 2015. This was funded mainly through the sale of corporate bonds, as we sought to reduce the Fund’s exposure to corporate bonds due to expensive valuations.

We reduced the Fund’s corporate exposure in the Fund to 7% of the Fund’s net assets as spreads tightened throughout the last quarter of the period. We have meaningfully reduced the corporate exposure from a high of 39% of the Fund’s net assets in late 2016 as the sector has performed well and we no longer believe we are being adequately compensated for the risk. Derivatives were used in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

We believe that headlines rarely drive broad municipal market performance. For instance, the broad municipal bond market quickly digested Puerto Rico’s quasi-default as it was well telegraphed and the benchmark continued to post strong performance for the next several months of 2017. It is also commonly believed that changing

25

Hartford Schroders Tax-Aware Bond Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

marginal tax rates drive demand for municipal bonds. While marginal tax rates are an important input to relative value measures, our experience has led us to believe that there is a limited impact on retail investor appetite for tax-exempt municipal debt. A 35% tax rate was the norm from 2003 to 2012; therefore, we do not believe a potential lower marginal tax-rate is likely to have a meaningful impact on retail demand.

In fact, even as the municipal market transitions from rates to a credit market, we have found that the most significant driver of municipal demand is still the direction of rates. When retail investors fear a significant rise in rates, we tend to see persistent and significant mutual fund outflows that overwhelm the markets’ ability to efficiently absorb it. We believe these periods, when everybody seems to be selling, offer the opportunity to buy bonds that we believe are attractively priced with strong fundamentals.

At the end of the period, we remained cautious as we believe valuations are expensive across sectors and we do not believe that investors are sufficiently compensated for risks and uncertainty in the market today. At the end of the period, we continue to focus on high quality, low beta (i.e. a security that has historically been less volatile than the market) names that may perform well when spreads widen.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Fixed Income risks include credit, liquidity, call, duration, and interest-rate risk. As interest rates rise, bond prices generally fall; these risks are currently heightened because interest rates are at, or near, historical lows. Mortgage- and asset-backed securities risks include credit, interest-rate, prepayment, and extension risk. Obligations of U.S. Government agencies are supported by varying degrees of credit but are generally not backed by the full faith and credit of the U.S. Government. The purchase of securities in the To-Be-Announced (TBA) market can result in additional price and counterparty risk. Derivatives may be riskier or more volatile than other types of investments because they are generally more sensitive to changes in market or economic conditions; risks include currency, leverage, liquidity, index, pricing, and counterparty risk. Foreign investments can be riskier than U.S. investments due to the adverse effects of currency exchange rates, differences in market structure and liquidity, as well as specific country, regional, and economic developments (e.g., “Brexit”). Municipal securities may be adversely impacted by state/local, political, economic, or market conditions. Investors may be subject to the federal Alternative Minimum Tax as well as state and local income taxes. Capital gains, if any, are taxable. The Fund may have high portfolio turnover, which could increase the Fund’s transaction costs and an investor’s tax liability. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

Composition by Security Type

as of October 31, 2017

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	3.5%
Corporate Bonds	7.0
Municipal Bonds	84.1
U.S. Government Securities	4.0

Total	98.6%

Short-Term Investments	0.5
Other Assets & Liabilities	0.9

Total	100.0%

26

Hartford Schroders US Small Cap Opportunities Fund (Unaudited) inception 08/06/1993

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Class A1	24.43%	14.45%	7.80%
Class A2	17.60%	13.16%	7.20%
Class C1	23.50%	14.54%	7.98%
Class C2	22.50%	14.54%	7.98%
Class I1	24.85%	14.79%	8.10%
Class R3[1]	24.36%	14.70%	8.06%
Class R4[1]	24.51%	14.73%	8.07%
Class R5[1]	24.72%	14.77%	8.09%
Class Y1	24.86%	14.80%	8.10%
Class F1	24.89%	14.80%	8.11%
Class SDR[1]	24.86%	14.83%	8.12%
Russell 2000 Index	27.85%	14.49%	7.63%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A shares reflects the historical performance, fees and expenses of the then-existing Advisor Class shares of the Schroder U.S. Opportunities Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class I, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 9/28/15, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Russell 2000 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the small-cap segment of the U.S. equity universe.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

27

Hartford Schroders US Small Cap Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
US Small Cap Opportunities Class A	1.30%	1.30%
US Small Cap Opportunities Class C	2.05%	2.05%
US Small Cap Opportunities Class I	1.03%	1.03%
US Small Cap Opportunities Class R3	1.66%	1.70%
US Small Cap Opportunities Class R4	1.36%	1.40%
US Small Cap Opportunities Class R5	1.06%	1.10%
US Small Cap Opportunities Class Y	1.01%	1.04%
US Small Cap Opportunities Class F	0.96%	0.99%
US Small Cap Opportunities Class SDR	0.96%	0.99%

*	Expenses shown in of the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018 and transfer agency fees remain in effect until February 28, 2018 and each automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US Small Cap Opportunities Fund returned 24.43%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2000 Index, which returned 27.85% for the same period. The Fund also modestly underperformed the 24.69% average return of the Lipper Small-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. small capitalization equities, as measured by the Russell 2000 Index, rose nearly 28% for the one year period ended October 31, 2017. During this twelve-month period, we saw the U.S. equity market deliver strong performance, however there were notable changes in market leadership that occurred throughout the year. In November 2016, the Fund’s fiscal year began with its benchmark rising by 13.91% to year-end 2017 as the stock market surged post-President Trump’s election victory. The rally was driven by the smallest domestic companies as well as those that were perceived to benefit from increased infrastructure spending, lowered corporate tax rates and rising interest rates. Over that initial two month period, the S&P 500 Index (which is comprised of large cap issuers) only rose 5.30%.

The arrival of 2017 marked a change in market leadership as investors began to question the new administration’s ability to accomplish many of its goals that had been priced in the two months following President Trump’s election victory. Large cap, growth and high quality stocks outperformed the broader market. Companies with more foreign earnings (aided by the weaker dollar) also outperformed their more domestically oriented peers.

Nine of the ten sectors within the Russell 2000 Index posted positive returns during the period. The Health Care (+38.54%), Technology (+34.94%) and Producer Durables (+34.27%) sectors were the strongest performers during the period, while the Energy (-6.03%), Consumer Staples (-4.28) and Real Estate (-8.90%) sectors were the laggards. Both security selection and allocation hindered the Fund’s performance compared to the Russell 2000 Index during the period. Stock selection was strongest within the Technology and Energy sectors. The Fund also outperformed its benchmark in the Consumer Staples, Real Estate, and Utility sectors. Security selection in the Financial Services and Consumer Discretionary sectors were the largest laggards over the period. The Fund’s holdings also materially underperformed relative to the Russell 2000 in the Producer Durables, Materials & processing and Healthcare sectors. Sector allocation, a result of the Fund’s bottom-up stock selection, detracted from returns relative to the Russell 2000 Index over the period. An overweight to the Energy sector and the Fund’s cash allocation detracted from performance relative to the Russell 2000 Index but was partially offset by an underweight to the Real Estate and Consumer Staples sectors.

Top contributors to performance relative to the Russell 2000 Index during the period included Entegris, Inc. (Technology), Catalent Inc (Health Care) and ON Semiconductor Corporation (Technology). Entegris, a supplier for the semiconductor industry outperformed after reporting a series of earnings that were above investor’s expectations as they are well positioned to drive above-average earnings growth as well as margin expansion. Shares of contract manufacturing organization, Catalent, outperformed after a competitor received a buyout offer at a significant premium and Catalent reported a series of strong earnings and reaffirming guidance. ON Semiconductor manufactures a variety of semiconductors used in the Internet of Things (IoT), automotive and industrial verticals. To give one

28

Hartford Schroders US Small Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

example, the company is well positioned as a supplier of image sensors to advanced driver assistance systems. The stock outperformed after reporting results exceeding expectations and issuing guidance that was above estimates. Additionally, the company completed the acquisition of Fairchild Semiconductor and has realized acceleration in the realization of synergies from that transaction.

The largest detractors from performance relative to the Russell 2000 Index were AMC Entertainment Holdings (Consumer Discretionary), Cheesecake Factory Incorporated (Consumer Discretionary), and Otonomy, Inc. (Health Care). Shares of movie theater operator AMC Entertainment fell as a Chinese conglomerate which owns 60% of the equity in AMC encountered liquidity issues, raising investor fears that the conglomerate could become a forced seller of the stock. Cheesecake Factory Incorporated, an operator of chain restaurants, underperformed after reporting disappointing earnings and subsequently lowering their full year guidance. Otonomy, Inc., a biotechnology company focused on therapeutics for diseases and disorders of the ear, fell after the company surprisingly announced the phase three trial for a drug related to the treatment of Meniere’s disease failed to show meaningful difference from the placebo and the firm decided to cease further development.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

When we look at the market landscape, we begin with valuations which are stretched in our view. The saving grace is the very low level of interest rates, which we believe does allow for higher price-earning ratios. In fact, we believe small cap is attractively valued relative to U.S. Treasuries on an earnings yield basis. Relative to large cap U.S. equities smaller cap companies are fairly valued in our view. We are much more comfortable with valuations relative to large caps than we were at the beginning of the year and we are finding more investment ideas in the smaller cap space.

On the corporate front there is good evidence that businesses are relatively optimistic. A leading small business association, the NFIB (National Federation of Independent Business) publishes an optimism index which has been elevated since President Trump won the U.S. election. This is a particularly positive indicator given the impact that small businesses have on the U.S. economy: these companies account for 83% of the jobs in the non-farm payrolls (the standard government measure to assess employment conditions). That said, the NFIB Uncertainty Index, although at lower levels than pre-election was still elevated at the end of the period.

It is also worth noting that the yield curve continued to flatten as of the end of the period. The market and the U.S. Federal Reserve are at odds in the number of rate increases in the coming year. The market is currently expecting an increase in December 2017 and one increase in 2018. The Federal Reserve, on the other hand, is signaling one increase this December and three in 2018. We believe higher short-term rates and lower long-term rates will result in technical pressure on the yield curve that was at its flattest level since 2005 as of the end of the period.

While there is much debate on the root reason for the yield curve flattening, our view is that rising rates signal that economic growth is more certain. This may lead to outperformance by cyclical equities (Industrials, Materials, Consumer Discretionary and the Financials).

There is a debate occurring about what stage of the economic cycle we are in. This has been the longest post-war recovery on record with some suggesting there must be an imminent end to the expansion. However, we would assert that recoveries do not die of old age. We would also point out that this eight-year recovery as of October 31, 2017, while long, has also been less robust than average. Annual gross domestic product (GDP) growth has averaged 2.1% during this recovery. Prior post-war recoveries have had average annual GDP growth ranging from 3.2% to 7.4%.

Additionally, in our analysis of companies we are not seeing acceleration in capital expenditure, which is a typical late cycle behavior. This can be a sign of overly optimistic demand projections.

We are concerned about the potential for inflation. We feel that central banks globally have been underpricing inflation risk. An unexpected rise in inflation would be an event that could create a pullback in the market and perhaps an economic recession.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small-cap securities can have greater risk and volatility than large-cap securities and may be less liquid than other types of investments. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

29

Hartford Schroders US Small Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	2.3
Energy	3.3
Financials	20.0
Health Care	9.8
Industrials	16.2
Information Technology	15.2
Materials	4.9
Real Estate	5.2
Utilities	2.7

Total	91.9%

Short-Term Investments	8.3
Other Assets & Liabilities	(0.2)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

30

Hartford Schroders US Small/Mid Cap Opportunities Fund (Unaudited) inception 03/31/2006

(sub-advised by Schroder Investment Management North America Inc.)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class A, which includes a sales charge. Growth results in classes other than Class A will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Returns (as of 10/31/17)

	1 Year	5 Years	10 Years
Class A1	18.57%	15.47%	8.23%
Class A2	12.02%	14.17%	7.62%
Class C1	17.75%	15.52%	8.40%
Class C2	16.75%	15.52%	8.40%
Class I1	18.91%	15.76%	8.52%
Class R3[1]	18.28%	15.62%	8.45%
Class R4[1]	18.52%	15.69%	8.48%
Class R5[1]	18.82%	15.75%	8.51%
Class Y1	19.00%	15.78%	8.52%
Class F1	18.99%	15.78%	8.52%
Class SDR[1]	19.06%	15.85%	8.56%
Russell 2500 Index	24.68%	14.45%	8.08%

[1]	Without sales charge
[2]	With sales charge

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

The initial investment in Class A shares reflects the maximum sales charge of 5.50% and returns for Class C shares reflect a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on 10/31/17, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance prior to 10/24/16 for Class A and Class I shares reflects the historical performance, fees and expenses of the then-existing Advisor and Investor Class shares, respectively, of the Schroder U.S. Small and Mid Cap Opportunities Fund (the “Predecessor Fund”). Class C, Class R3, Class R4, Class R5, and Class Y shares commenced operations on 10/24/16. Performance prior to 10/24/16 for Class C, Class R3, Class R4, Class R5, and Class Y shares reflects the performance, fees and expenses of the Predecessor Fund’s Investor Class shares. Performance prior to 10/24/16 for Class SDR shares reflects the historical performance, fees and expenses of the then-existing Class R6 shares of the Predecessor Fund and, prior to 12/30/14, the inception date of the then-existing Class R6 shares, the Investor Class shares of the Predecessor Fund. Class F shares commenced operations on 2/28/17. Performance prior to that date is that of the Fund’s Class I shares. The returns would be different if the Fund’s fees and expenses were reflected for periods prior to 10/24/16.

Russell 2500 Index (reflects no deduction for fees, expenses or taxes) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2,500 of the smallest securities based on a combination of their market capitalization and current index membership.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from Hartford Funds Management Company, LLC, the investment manager, and may reflect historical expenses waivers/reimbursements from the Predecessor Fund’s investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectuses.

31

Hartford Schroders US Small/Mid Cap Opportunities Fund

Manager Discussion

October 31, 2017 (Unaudited)

Operating Expenses*

	Net	Gross
US Small/Mid Cap Opportunities Class A	1.26%	1.26%
US Small/Mid Cap Opportunities Class C	2.01%	2.01%
US Small/Mid Cap Opportunities Class I	1.00%	1.00%
US Small/Mid Cap Opportunities Class R3	1.62%	1.64%
US Small/Mid Cap Opportunities Class R4	1.32%	1.34%
US Small/Mid Cap Opportunities Class R5	1.02%	1.04%
US Small/Mid Cap Opportunities Class Y	0.97%	0.98%
US Small/Mid Cap Opportunities Class F	0.92%	0.93%
US Small/Mid Cap Opportunities Class SDR	0.92%	0.93%

*	Expenses as shown in the Fund’s most recent prospectuses. Net expenses reflect contractual expense reimbursements, if any. Contractual reimbursements on operating expenses remain in effect until October 24, 2018 and transfer agency fees remain in effect until February 28, 2018 and each automatically renew for one-year terms unless terminated. However, the contractual reimbursements for the entire transfer agency fee for Class F remain in effect until February 28, 2018. Expenses shown include acquired fund fees and expenses. Actual expenses may be higher or lower. Please see accompanying Financial Highlights for expense ratios for the year ended October 31, 2017.

How did the Fund perform during the period?

The Class A shares of the Hartford Schroders US Small/Mid Cap Opportunities Fund returned 18.57%, before sales charge, for the twelve-month period ended October 31, 2017, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 24.68% for the same period. The Fund also underperformed the 21.30% average return of the Lipper Mid-Cap Core peer group, a group of funds with investment strategies similar to those of the Fund, during the period.

Why did the Fund perform this way?

U.S. small - and mid-capitalization equities, as measured by the Russell 2500 Index, rose over the one year period ended October 31, 2017. During this twelve-month period we saw the U.S. equity market deliver strong performance, however there were notable changes in market leadership that occurred throughout the year. In November 2016, the Fund’s fiscal year began with the Fund’s benchmark rising by 10.25% to year-end 2017 as the stock market surged post-President Trump’s election victory. The rally was driven by the smallest domestic companies as well as those that were perceived to benefit from increased infrastructure spending, lowered corporate tax rates and rising interest rates. The U.S. small cap market, as represented by the Russell 2000 gained 13.91% over that two month period compared to the U.S. large cap market, as represented by the S&P 500 Index, which only rose 5.30% in the same time interval.

The arrival of 2017 marked a change in market leadership as investors began to question the new administration’s ability to accomplish many of its goals that had been priced in the two months following President Trump’s election victory. Large cap, growth and high quality stocks outperformed the broader market. Companies with more foreign earnings (aided by the weaker dollar) also outperformed their more domestically oriented peers.

Companies that we viewed as both high quality and momentum companies were the strongest performing companies in the first ten months of 2017.

Eight of the ten sectors within the Russell 2500 Index posted positive returns during the period. The Technology (+17%), Health Care (+13%), Producer Durables (+12%) sectors were the strongest performers during the period, while the Energy (-8.77%), Consumer Staples (-1.25%), and Real Estate (8.90%) sectors were the laggards. Both security selection and allocation hindered the Fund’s performance versus the Russell 2500 Index during the period. Stock selection was strongest within the Real Estate and Technology sectors. The Consumer Discretionary and Producer Durables sectors were the largest laggards over the period. The Fund’s holdings also materially underperformed relative to the Russell 2500 in the Consumer Staples and Healthcare sectors. Sector allocation, a result of the Fund’s bottom-up stock selection, detracted from returns relative to the Russell 2500 Index over the period. An underweight to the Technology sector and the Fund’s cash allocation detracted from performance relative to the Russell 2500 Index but was partially offset by an underweight to the Real Estate and Energy sectors.

Top contributors to performance relative to the Russell 2500 Index during the period included Catalent Inc (Health Care), ON Semiconductor Corporation (Technology), and Allison Transmission Holdings, Inc. (Producer Durables). Shares of contract manufacturing organization, Catalent, outperformed after a competitor received a buyout offer at a significant premium and Catalent reported a series of strong earnings and reaffirming guidance. ON Semiconductor manufactures a variety of semiconductors used in the Internet of Things (IoT), automotive and industrial verticals. To give one example, the company is well positioned as a supplier of image sensors to advanced driver assistance systems. The stock

32

Hartford Schroders US Small/Mid Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

outperformed after reporting results exceeding expectations and issuing guidance that was above estimates. Additionally, the company completed the acquisition of Fairchild Semiconductor and has realized acceleration in the realization of synergies from that transaction. Shares of Allison Transmission Holdings, Inc., a manufacturer of transmissions for commercial vehicles, outperformed due to strong top-line performance driven by solid end market demand. Management also raised their 2017 guidance. The company is also sensitive to the health of the United States economy and has benefited from a better than expected third quarter gross domestic product number.

The largest detractors from performance relative to the Russell 2500 Index were Advance Auto Parts, Inc. (Consumer Discretionary), Spectrum Brands Holdings, Inc. (Consumer Discretionary), and Gulfport Energy Corporation (Energy). Advance Auto Parts, Inc., a retailer of automotive aftermarket parts, has struggled due to reporting earnings that were below investor’s expectations and management lowering its full year outlook. There is also an overhang on stock as investors are concerned with Amazon entering into the “do-it-yourself” auto repair business. More recently the stock has declined on fears around an industry slowdown as well as management lowering near-term expectations for the company. Shares of Spectrum Brands, a diversified consumer products company, fell after reporting disappointing earnings to a weaker than expected top-line. Despite releasing earnings that were above investors’ expectations, Gulfport Energy declined in-line with natural gas prices (as well as other natural gas names) as a warm winter and concerns of supply growth have weighed on the stock. Additionally, the market reacted poorly to the company’s acquisition of properties in Oklahoma. The perception was the company overpaid for these assets.

Derivatives were not used in a significant manner in the Fund during the period and did not have a material impact on performance during the period.

What is the outlook?

When we look at the market landscape, we begin with valuations which are stretched in our view. The saving grace is the very low level of interest rates, which does allow for higher price-earning ratios. In fact, we believe small cap is attractively valued relative to U.S. Treasuries on an earnings yield basis. Relative to large cap U.S. equities smaller cap companies are fairly valued in our view. We are much more comfortable with valuations relative to large caps than we were at the beginning of the year and we are finding more investment ideas in the smaller cap space.

On the corporate front there is good evidence that businesses are relatively optimistic. A leading small business association, the NFIB (National Federation of Independent Business) publishes an optimism index which has been elevated since President Trump won the U.S. election. This is a particularly positive indicator given the impact that small businesses have on the U.S. economy: these companies account for 83% of the jobs in the non-farm payrolls (the standard government measure to assess employment conditions). That said, the NFIB Uncertainty Index, although at lower levels than pre-election was still elevated at the end of the period.

It is also worth noting that the yield curve continued to flatten as of the end of the period. The market and the U.S. Federal Reserve are at odds in the number of rate increases in the coming year. The market is currently expecting an increase in December 2017 and one increase in 2018. The Federal Reserve, on the other hand, is signaling one increase this December and three in 2018. We believe higher short-term rates and lower long-term rates will result in technical pressure on the yield curve that was at its flattest level since 2005 as of the end of the period.

While there is much debate on the root reason for the yield curve flattening, our view is that rising rates signal that economic growth is more certain. This may lead to outperformance by cyclical equities (Industrials, Materials, Consumer Discretionary and the Financials).

There is a debate occurring about what stage of the economic cycle we are in. This has been the longest post-war recovery on record with some suggesting there must be an imminent end to the expansion. However, we would assert that recoveries do not die of old age. We would also point out that this eight-year recovery as of October 31, 2017, while long, has also been less robust than average. Annual gross domestic product (GDP) growth has averaged 2.1% during this recovery. Prior post-war recoveries have had average annual GDP growth ranging from 3.2% to 7.4%.

Additionally, in our analysis of companies we are not seeing acceleration in capital expenditure, which is a typical late cycle behavior. This can be a sign of overly optimistic demand projections.

We are concerned about the potential for inflation. We feel that central banks globally have been underpricing inflation risk. An unexpected rise in inflation would be an event that could create a pullback in the market and perhaps an economic recession.

A Word about Risk

All investments are subject to risk, including the possible loss of principal. There is no guarantee the Fund will achieve its stated objective. The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. Small- and mid-cap securities can have greater risk and volatility than large-cap securities and may be less liquid than other types of investments. The main risk of real estate related securities is that the value of the underlying real estate may decrease in value. The Fund may be adversely affected when certain large shareholders purchase or redeem large amounts of shares of the Fund.

33

Hartford Schroders US Small/Mid Cap Opportunities Fund

Manager Discussion – (continued)

October 31, 2017 (Unaudited)

Composition by Sector

as of October 31, 2017

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.3%
Consumer Staples	2.8
Energy	2.7
Financials	18.0
Health Care	10.2
Industrials	20.9
Information Technology	13.3
Materials	4.3
Real Estate	5.6
Utilities	3.2

Total	91.3%

Short-Term Investments	8.5
Other Assets & Liabilities	0.2

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system. These sector classifications are used for financial reporting purposes.

34

Hartford Schroders Funds

Expense Examples (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of May 1, 2017 through October 31, 2017. To the extent a Fund was subject to acquired fund fees and expenses during the period, acquired fund fees and expenses are not included in the annualized expense ratio below.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to a Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Hartford Schroders Emerging Markets Debt and Currency Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,009.60	$7.09	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class C	$1,000.00	$1,005.80	$10.87	$1,000.00	$1,014.37	$10.92	2.15%	184	365
Class I	$1,000.00	$1,011.50	$5.53	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class Y	$1,000.00	$1,011.50	$5.07	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class F	$1,000.00	$1,012.50	$5.07	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class SDR	$1,000.00	$1,012.50	$5.07	$1,000.00	$1,020.16	$5.09	1.00%	184	365

35

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders Emerging Markets Equity Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,176.10	$8.23	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class C	$1,000.00	$1,172.00	$12.43	$1,000.00	$1,013.76	$11.52	2.27%	184	365
Class I	$1,000.00	$1,178.60	$6.86	$1,000.00	$1,018.90	$6.36	1.25%	184	365
Class R3	$1,000.00	$1,177.30	$7.96	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$1,176.60	$8.28	$1,000.00	$1,017.59	$7.68	1.51%	184	365
Class R5	$1,000.00	$1,178.60	$6.81	$1,000.00	$1,018.96	$6.31	1.24%	184	365
Class Y	$1,000.00	$1,178.40	$6.31	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class F	$1,000.00	$1,178.60	$6.04	$1,000.00	$1,019.66	$5.60	1.10%	184	365
Class SDR	$1,000.00	$1,179.10	$6.04	$1,000.00	$1,019.66	$5.60	1.10%	184	365

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,045.30	$5.36	$1,000.00	$1,019.96	$5.30	1.04%	184	365
Class C	$1,000.00	$1,042.00	$9.99	$1,000.00	$1,015.43	$9.86	1.94%	184	365
Class I	$1,000.00	$1,047.50	$4.18	$1,000.00	$1,021.12	$4.13	0.81%	184	365
Class R3	$1,000.00	$1,046.30	$5.93	$1,000.00	$1,019.41	$5.85	1.15%	184	365
Class R4	$1,000.00	$1,045.80	$5.10	$1,000.00	$1,020.22	$5.04	0.99%	184	365
Class R5	$1,000.00	$1,047.30	$4.44	$1,000.00	$1,020.87	$4.38	0.86%	184	365
Class Y	$1,000.00	$1,046.90	$4.08	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class F	$1,000.00	$1,047.00	$3.77	$1,000.00	$1,021.53	$3.72	0.73%	184	365
Class SDR	$1,000.00	$1,046.90	$3.87	$1,000.00	$1,021.43	$3.82	0.75%	184	365

36

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders Global Strategic Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,004.40	$5.41	$1,000.00	$1,019.81	$5.45	1.07%	184	365
Class C	$1,000.00	$1,000.00	$8.92	$1,000.00	$1,016.28	$9.00	1.77%	184	365
Class I	$1,000.00	$1,005.50	$3.84	$1,000.00	$1,021.37	$3.87	0.76%	184	365
Class R3	$1,000.00	$1,004.40	$5.15	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class R4	$1,000.00	$1,005.50	$4.90	$1,000.00	$1,020.32	$4.94	0.97%	184	365
Class R5	$1,000.00	$1,004.40	$4.24	$1,000.00	$1,020.97	$4.28	0.84%	184	365
Class Y	$1,000.00	$1,006.60	$3.34	$1,000.00	$1,021.88	$3.36	0.66%	184	365
Class F	$1,000.00	$1,006.60	$3.19	$1,000.00	$1,022.03	$3.21	0.63%	184	365
Class SDR	$1,000.00	$1,006.70	$3.24	$1,000.00	$1,021.98	$3.26	0.64%	184	365

Hartford Schroders International Multi-Cap Value Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,085.50	$5.99	$1,000.00	$1,019.46	$5.80	1.14%	184	365
Class C	$1,000.00	$1,080.80	$9.76	$1,000.00	$1,015.83	$9.45	1.86%	184	365
Class I	$1,000.00	$1,085.90	$4.36	$1,000.00	$1,021.02	$4.23	0.83%	184	365
Class R3	$1,000.00	$1,083.40	$7.61	$1,000.00	$1,017.90	$7.38	1.45%	184	365
Class R4	$1,000.00	$1,084.70	$6.10	$1,000.00	$1,019.36	$5.90	1.16%	184	365
Class R5	$1,000.00	$1,086.90	$4.47	$1,000.00	$1,020.92	$4.33	0.85%	184	365
Class Y	$1,000.00	$1,086.30	$4.21	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class F	$1,000.00	$1,087.30	$3.95	$1,000.00	$1,021.43	$3.82	0.75%	184	365
Class SDR	$1,000.00	$1,087.50	$3.95	$1,000.00	$1,021.43	$3.82	0.75%	184	365

37

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders International Stock Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,138.80	$6.47	$1,000.00	$1,019.16	$6.11	1.20%	184	365
Class C	$1,000.00	$1,134.10	$10.49	$1,000.00	$1,015.38	$9.91	1.95%	184	365
Class I	$1,000.00	$1,139.90	$5.12	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class R3	$1,000.00	$1,139.00	$6.36	$1,000.00	$1,019.26	$6.01	1.18%	184	365
Class R4	$1,000.00	$1,138.90	$5.88	$1,000.00	$1,019.71	$5.55	1.09%	184	365
Class R5	$1,000.00	$1,140.60	$4.86	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class Y	$1,000.00	$1,140.50	$4.26	$1,000.00	$1,021.22	$4.02	0.79%	184	365
Class F	$1,000.00	$1,141.60	$4.32	$1,000.00	$1,021.17	$4.08	0.80%	184	365
Class SDR	$1,000.00	$1,141.50	$4.32	$1,000.00	$1,021.17	$4.08	0.80%	184	365

Hartford Schroders Tax-Aware Bond Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,020.10	$3.62	$1,000.00	$1,021.63	$3.62	0.71%	184	365
Class C	$1,000.00	$1,016.00	$7.62	$1,000.00	$1,017.64	$7.63	1.50%	184	365
Class I	$1,000.00	$1,021.40	$2.34	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class Y(1)	$1,000.00	$1,021.50	$2.39	$1,000.00	$1,022.84	$2.40	0.47%	184	365
Class F	$1,000.00	$1,021.30	$2.34	$1,000.00	$1,022.89	$2.35	0.46%	184	365
Class SDR	$1,000.00	$1,021.40	$2.34	$1,000.00	$1,022.89	$2.35	0.46%	184	365

(1)	Effective November 1, 2017, a new transfer agency fee arrangement was implemented. Had the new transfer agency fee arrangement been in effect during the period, the annualized expense ratio above would have been 0.53%, and the expenses paid in the actual and hypothetical examples above would have been $2.69 and $2.69, respectively.

38

Hartford Schroders Funds

Expense Examples (Unaudited) – (continued)

Hartford Schroders US Small Cap Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,080.30	$7.18	$1,000.00	$1,018.30	$6.97	1.37%	184	365
Class C	$1,000.00	$1,076.20	$10.99	$1,000.00	$1,014.62	$10.66	2.10%	184	365
Class I	$1,000.00	$1,082.50	$5.30	$1,000.00	$1,020.11	$5.14	1.01%	184	365
Class R3	$1,000.00	$1,080.70	$7.34	$1,000.00	$1,018.15	$7.12	1.40%	184	365
Class R4	$1,000.00	$1,081.00	$6.82	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$1,081.80	$5.67	$1,000.00	$1,019.76	$5.50	1.08%	184	365
Class Y	$1,000.00	$1,082.50	$4.99	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class F	$1,000.00	$1,082.40	$4.99	$1,000.00	$1,020.42	$4.84	0.95%	184	365
Class SDR	$1,000.00	$1,082.30	$4.99	$1,000.00	$1,020.42	$4.84	0.95%	184	365

Hartford Schroders US Small/Mid Cap Opportunities Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses paid during the period May 1, 2017 through October 31, 2017	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class A	$1,000.00	$1,064.00	$6.66	$1,000.00	$1,018.75	$6.51	1.28%	184	365
Class C	$1,000.00	$1,060.50	$10.59	$1,000.00	$1,014.92	$10.36	2.04%	184	365
Class I	$1,000.00	$1,065.30	$5.31	$1,000.00	$1,020.06	$5.19	1.02%	184	365
Class R3	$1,000.00	$1,062.50	$8.37	$1,000.00	$1,017.09	$8.19	1.61%	184	365
Class R4	$1,000.00	$1,063.90	$6.76	$1,000.00	$1,018.65	$6.61	1.30%	184	365
Class R5	$1,000.00	$1,065.30	$5.21	$1,000.00	$1,020.16	$5.09	1.00%	184	365
Class Y	$1,000.00	$1,066.00	$4.90	$1,000.00	$1,020.47	$4.79	0.94%	184	365
Class F	$1,000.00	$1,066.00	$4.69	$1,000.00	$1,020.67	$4.58	0.90%	184	365
Class SDR	$1,000.00	$1,066.70	$4.69	$1,000.00	$1,020.67	$4.58	0.90%	184	365

39

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 1.9%
		Argentina - 0.9%
		YPF S.A.
$	600,000	BADLARPP + 4.000%, 25.46%, 07/07/2020(1)(2)	$582,000

		Mexico - 1.0%
		Petroleos Mexicanos
MXN	7,228,400	7.19%, 09/12/2024(3)	337,790
	6,400,000	7.47%, 11/12/2026	296,515

			634,305

		Total Corporate Bonds (cost $1,219,030)	$1,216,305

FOREIGN GOVERNMENT OBLIGATIONS - 33.5%
		Argentina - 2.9%
ARS	540,000	Argentina Bonar Bonds 24.76%, 03/01/2020(4)	$32,071
	2,500,000	Argentina Politica Monet 27.15%, 06/21/2020(2)(4)	151,433
		Argentine Bonos del Tesoro
	8,750,000	15.50%, 10/17/2026	515,822
	3,200,000	16.00%, 10/17/2023	183,453
	13,140,000	18.20%, 10/03/2021	763,388
	4,500,000	21.20%, 09/19/2018	249,266

			1,895,433

		Brazil - 5.2%
		Brazil Notas do Tesouro Nacional, Serie F
BRL	1,950,000	10.00%, 01/01/2019	613,318
	3,682,000	10.00%, 01/01/2023	1,144,157
	2,255,000	10.00%, 01/01/2025	696,657
	1,900,000	10.00%, 01/01/2027	585,606
$	370,000	Brazilian Government International Bond 5.63%, 01/07/2041	374,995

			3,414,733

		Ecuador - 0.7%
		Ecuador Government International Bond
	200,000	9.63%, 06/02/2027(3)	215,000
	200,000	9.65%, 12/13/2026(3)	217,000

			432,000

		Ghana - 0.6%
		Ghana Government Bond
GHS	650,000	18.25%, 07/25/2022	150,463
	970,000	19.00%, 11/02/2026	234,996

			385,459

		Hungary - 4.7%
		Hungary Government Bond
HUF	625,340,000	2.50%, 06/22/2018	2,376,092
	7,400,000	4.00%, 04/25/2018	28,159
	10,000,000	5.50%, 12/20/2018	39,715
	164,960,000	6.75%, 11/24/2017	619,397

			3,063,363

		Indonesia - 2.8%
		Indonesia Treasury Bond
IDR	3,610,000,000	7.00%, 05/15/2027	270,567
	5,750,000,000	8.38%, 09/15/2026	465,299
	8,390,000,000	8.75%, 05/15/2031	694,398
	4,700,000,000	8.75%, 02/15/2044	399,970

			1,830,234

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 33.5% - (continued)
		Mexico - 3.5%
		Mexican Bonos
MXN	17,000,000	5.75%, 03/05/2026	$805,232
	6,940,900	7.75%, 11/13/2042	369,604
	7,500,000	8.00%, 11/07/2047	410,690
	3,249,100	8.50%, 11/18/2038	187,051
	9,100,000	10.00%, 12/05/2024	550,493

			2,323,070

		Poland - 5.7%
PLN	13,540,000	Poland Government Bond 2.50%, 07/25/2018	3,753,310

		Russia - 2.6%
		Russian Federal Bond - OFZ
RUB	55,750,000	7.00%, 08/16/2023	939,494
	30,500,000	7.60%, 04/14/2021	526,605
	12,000,000	7.60%, 07/20/2022	207,702

			1,673,801

		South Africa - 3.5%
		Republic of South Africa Government Bond
ZAR	8,408,808	8.25%, 03/31/2032	522,500
	9,390,000	8.50%, 01/31/2037	578,004
	10,750,000	10.50%, 12/21/2026	823,668
		Republic of South Africa Government International Bond
$	400,000	5.00%, 10/12/2046	355,887

			2,280,059

		Supranational - 1.3%
		International Finance Corp.
INR	47,500,000	6.30%, 11/25/2024	747,551
	5,000,000	8.25%, 06/10/2021	82,984

			830,535

		Total Foreign Government Obligations (cost $20,433,858)	$21,881,997

		Total Long-Term Investments (cost $21,652,888)	$23,098,302

SHORT-TERM INVESTMENTS - 64.6%
		Foreign Government Obligations - 6.3%
		Mexico Cetes
MXN	19,700,000	7.24%, 04/26/2018	$992,658
	63,000,000	7.34%, 08/16/2018	3,107,223

			4,099,881

		Other Investment Pools & Funds - 3.2%
$	2,081,308	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(6)	2,081,308

		U.S. Treasury - 55.1%
		U.S. Treasury Bills - 55.1%
	1,600,000	1.02%, 11/30/2017(5)	1,598,666
	800,000	1.03%, 11/24/2017(5)	799,458
	3,000,000	1.03%, 12/07/2017(5)	2,996,858
	4,500,000	1.05%, 02/22/2018(5)	4,484,074
	600,000	1.06%, 12/14/2017(5)	599,236
	5,500,000	1.06%, 02/15/2018(5)	5,481,822
	4,000,000	1.09%, 03/01/2018(5)	3,985,659
	4,000,000	1.14%, 03/08/2018(5)	3,983,349

The accompanying notes are an integral part of these financial statements.

40

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 64.6% - (continued)
	U.S. Treasury - 55.1% - (continued)
	U.S. Treasury Bills - 55.1% - (continued)
6,500,000	1.18%, 03/29/2018(5)	$6,468,735
4,500,000	1.23%, 04/05/2018(5)	4,476,362
1,200,000	1.24%, 04/26/2018(5)	1,192,837

		36,067,056

	Total Short-Term Investments (cost $42,254,070)	$42,248,245

Total Investments (cost $63,906,958)	100.0%	$65,346,547
Other Assets and Liabilities	0.0%	30,465

Total Net Assets	100.0%	$65,377,012

The accompanying notes are an integral part of these financial statements.

41

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At October 31, 2017, the aggregate value of this security was $582,000, which represented 0.9% of total net assets.

(2)	Variable rate security; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	These security were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $769,790, which represented 1.2% of total net assets.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	The rate shown represents current yield to maturity.

(6)	Current yield as of period end.

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
3,000,000	BRL	919,822	USD	CBK	11/30/17	$—	$(6,497)
485,000,000	CLP	745,924	USD	CBK	11/02/17	16,089	—
60,000,000	CLP	95,481	USD	UBS	11/02/17	—	(1,211)
720,000,000	CLP	1,136,005	USD	UBS	01/05/18	—	(5,725)
400,000,000	CLP	643,501	USD	JPM	01/17/18	—	(15,685)
545,000,000	CLP	859,933	USD	JPM	01/23/18	—	(4,616)
160,000,000	COP	53,637	USD	JPM	11/01/17	—	(1,046)
2,500,000,000	COP	824,810	USD	MSC	11/01/17	—	(3,077)
1,500,000,000	COP	507,786	USD	UBS	12/07/17	—	(16,467)
2,660,000,000	COP	886,150	USD	CBK	01/23/18	—	(18,488)
40,000,000	CZK	1,809,715	USD	CBK	11/15/17	7,429	—
16,500,000	CZK	750,673	USD	CBK	11/21/17	—	(883)
4,600,000	CZK	211,974	USD	MSC	01/25/18	—	(2,020)
21,000,000	CZK	967,706	USD	MSC	01/25/18	—	(9,220)
1,275,000	EUR	1,501,023	USD	UBS	11/01/17	—	(15,764)
750,000	EUR	888,425	USD	CBK	11/07/17	—	(14,473)
900,000	EUR	1,061,497	USD	UBS	11/17/17	—	(12,164)
1,100,000	EUR	1,303,940	USD	MSC	01/23/18	—	(16,154)
1,080,000	GBP	1,446,269	USD	CBK	12/18/17	—	(9,650)
21,000,000	HUF	81,531	USD	CBK	11/15/17	—	(2,923)
185,000,000	HUF	723,955	USD	UBS	12/07/17	—	(30,738)
4,500,000,000	IDR	331,492	USD	MSC	11/09/17	65	—
6,900,000,000	IDR	509,187	USD	UBS	11/09/17	—	(801)
56,000,000	INR	872,070	USD	MSC	11/02/17	—	(7,718)
54,000,000	INR	835,331	USD	CBK	11/21/17	—	(4,000)
45,500,000	INR	705,186	USD	JPM	11/29/17	—	(5,480)
19,060,000	INR	289,171	USD	CBK	01/11/18	2,470	—
56,000,000	INR	850,676	USD	CBK	01/23/18	4,936	—
154,000,000	JPY	1,440,143	USD	JPM	12/12/17	—	(82,922)
930,000,000	KRW	818,698	USD	CBK	11/09/17	11,436	—
635,000,000	KRW	563,093	USD	CBK	12/13/17	3,825	—
2,550,000	MXN	135,238	USD	JPM	11/07/17	—	(2,395)
12,750,000	MXN	710,013	USD	CBK	11/07/17	—	(45,800)
9,300,000	MXN	492,964	USD	JPM	11/10/17	—	(8,747)
24,700,000	MXN	1,352,205	USD	JPM	11/10/17	—	(66,168)
13,950,000	MXN	735,131	USD	JPM	12/15/17	—	(13,296)
12,350,000	MXN	653,793	USD	JPM	12/15/17	—	(14,750)

The accompanying notes are an integral part of these financial statements.

42

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
4,000,000	MYR	930,341	USD	UBS	11/09/17	$14,116	$—
4,080,000	MYR	949,168	USD	CBK	11/21/17	13,650	—
3,080,000	MYR	721,734	USD	CBK	12/07/17	4,663	—
750,000	MYR	177,894	USD	CBK	01/18/18	—	(1,190)
2,070,000	MYR	489,477	USD	CBK	01/18/18	—	(1,776)
1,195,000	PEN	365,835	USD	MSC	11/02/17	1,759	—
1,735,000	PEN	528,335	USD	MSC	01/17/18	3,407	—
1,195,000	PEN	367,636	USD	JPM	01/23/18	—	(1,514)
1,740,000	PLN	480,124	USD	UBS	11/21/17	—	(2,116)
1,800,000	PLN	503,393	USD	CBK	11/21/17	—	(8,902)
21,250,000	RUB	361,395	USD	JPM	12/15/17	—	(1,004)
21,250,000	RUB	361,887	USD	UBS	12/15/17	—	(1,496)
1,120,000	SGD	824,876	USD	CBK	11/01/17	—	(3,219)
27,600,000	THB	828,953	USD	JPM	11/01/17	1,870	—
27,500,000	THB	827,815	USD	UBS	11/06/17	—	(11)
5,600,000	THB	169,491	USD	CBK	12/14/17	—	(895)
934,143	USD	3,000,000	BRL	MSC	11/30/17	20,817	—
318,257	USD	1,059,320	BRL	MSC	01/31/18	—	(1,803)
321,670	USD	1,070,680	BRL	MSC	01/31/18	—	(1,822)
860,979	USD	545,000,000	CLP	JPM	11/02/17	4,696	—
627,205	USD	400,000,000	CLP	JPM	01/05/18	—	(729)
893,517	USD	2,660,000,000	COP	CBK	11/01/17	19,193	—
1,269,064	USD	28,000,000	CZK	BOA	11/15/17	—	(2,937)
1,520,367	USD	1,275,000	EUR	MSC	11/01/17	35,108	—
882,261	USD	750,000	EUR	CBK	11/07/17	8,309	—
529,645	USD	450,000	EUR	CBK	11/17/17	4,978	—
1,285,060	USD	1,100,000	EUR	MSC	01/23/18	—	(2,725)
81,849	USD	21,000,000	HUF	JPM	11/15/17	3,240	—
721,785	USD	185,000,000	HUF	JPM	12/07/17	28,569	—
710,497	USD	188,000,000	HUF	JPM	12/15/17	5,716	—
211,837	USD	55,850,000	HUF	JPM	01/10/18	2,154	—
318,787	USD	85,000,000	HUF	CBK	01/31/18	—	(730)
846,200	USD	11,400,000,000	IDR	CBK	11/09/17	6,256	—
829,876	USD	11,200,000,000	IDR	CBK	11/14/17	5,025	—
398,113	USD	5,400,000,000	IDR	UBS	01/16/18	2,764	—
504,239	USD	6,900,000,000	IDR	UBS	01/30/18	—	(240)
858,632	USD	56,000,000	INR	CBK	11/02/17	—	(5,720)
697,051	USD	45,500,000	INR	UBS	11/29/17	—	(2,655)
1,369,967	USD	154,000,000	JPY	UBS	12/12/17	12,746	—
813,663	USD	930,000,000	KRW	UBS	11/09/17	—	(16,472)
555,760	USD	635,000,000	KRW	UBS	12/13/17	—	(11,158)
838,817	USD	15,300,000	MXN	JPM	11/07/17	41,761	—
1,868,306	USD	34,000,000	MXN	JPM	11/10/17	98,053	—
1,432,028	USD	26,300,000	MXN	JPM	12/15/17	71,150	—
638,551	USD	12,100,000	MXN	JPM	01/11/18	15,314	—
3,085,546	USD	60,000,000	MXN	CBK	01/30/18	6,215	—
958,377	USD	18,700,000	MXN	CBK	01/31/18	—	(1,348)
178,147	USD	750,000	MYR	CBK	11/09/17	1,062	—
766,509	USD	3,250,000	MYR	CBK	11/09/17	—	(862)
368,713	USD	1,195,000	PEN	JPM	11/02/17	1,120	—
532,437	USD	1,735,000	PEN	MSC	01/17/18	695	—
366,564	USD	1,195,000	PEN	MSC	01/23/18	442	—
729,141	USD	2,600,000	PLN	JPM	11/21/17	14,877	—
262,886	USD	940,000	PLN	CBK	11/21/17	4,652	—
461,603	USD	1,650,000	PLN	CBK	12/15/17	8,209	—
708,968	USD	2,600,000	PLN	CBK	12/15/17	—	(5,470)
281,849	USD	1,030,000	PLN	JPM	01/10/18	—	(1,263)
320,133	USD	1,170,000	PLN	MSC	01/30/18	—	(1,490)
645,106	USD	37,500,000	RUB	CBK	12/15/17	9,123	—

The accompanying notes are an integral part of these financial statements.

43

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
282,639	USD	385,000	SGD	CBK	11/01/17	$195	$—
288,290	USD	9,600,000	THB	UBS	11/01/17	—	(692)
540,362	USD	18,000,000	THB	CBK	11/01/17	—	(1,479)
96,088	USD	3,200,000	THB	UBS	11/06/17	—	(238)
1,649,277	USD	22,600,000	ZAR	CBK	12/15/17	63,523	—
642,734	USD	9,300,000	ZAR	JPM	01/30/18	—	(4,928)
10,800,000	ZAR	792,969	USD	MSC	12/15/17	—	(35,175)
11,800,000	ZAR	864,750	USD	CBK	12/15/17	—	(36,790)

Total						$581,677	$(597,727)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
GHS	Ghana Cedi
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
ZAR	South African Rand

The accompanying notes are an integral part of these financial statements.

44

Hartford Schroders Emerging Markets Debt and Currency Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$1,216,305	$—	$1,216,305	$—
Foreign Government Obligations	21,881,997	—	21,881,997	—
Short-Term Investments	42,248,245	2,081,308	40,166,937	—
Foreign Currency Contracts(2)	581,677	—	581,677	—

Total	$65,928,224	$2,081,308	$63,846,916	$—

Liabilities
Foreign Currency Contracts(2)	$(597,727)	$—	$(597,727)	$—

Total	$(597,727)	$—	$(597,727)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

45

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Argentina - 0.7%
577,858	BBVA Banco Frances S.A. ADR	$12,735,990
113,547	Pampa Energia S.A. ADR*	7,701,893

		20,437,883

	Brazil - 8.3%
3,449,451	Banco Bradesco S.A. ADR	36,460,697
4,114,544	CCR S.A.	22,891,419
573,800	Equatorial Energia S.A.	10,699,661
2,061,416	Itau Unibanco Holding S.A. ADR	26,406,739
2,022,600	Klabin S.A. UNIT	11,685,611
1,389,300	Kroton Educacional S.A.	7,640,237
890,600	Light S.A.*	4,976,666
2,527,500	Lojas Renner S.A.	26,640,235
876,097	Petroleo Brasileiro S.A. ADR*	9,330,433
978,360	Petroleo Brasileiro S.A. ADR*	10,028,190
571,600	Raia Drogasil S.A.	13,665,771
1,108,297	Telefonica Brasil S.A. ADR	17,067,774
2,125,281	Vale S.A. ADR	20,806,501
1,547,300	WEG S.A.*	10,065,278

		228,365,212

	Chile - 1.1%
144,288	Banco Santander Chile ADR	4,513,329
1,424,917	Enel Americas S.A. ADR	15,104,120
1,191,992	SACI Falabella	11,385,776

		31,003,225

	China - 26.1%
831,035	Alibaba Group Holding Ltd. ADR*	153,650,061
4,187,000	Anhui Conch Cement Co., Ltd. Class H	17,935,822
107,254,320	China Construction Bank Corp. Class H	95,854,792
10,042,000	China Mengniu Dairy Co., Ltd.	27,828,397
10,107,600	China Pacific Insurance Group Co., Ltd. Class H	49,909,399
64,397,600	China Petroleum & Chemical Corp. Class H	47,288,330
23,378,000	CNOOC Ltd.	31,920,155
7,492,000	Dongfeng Motor Group Co., Ltd. Class H	10,284,192
506,029	New Oriental Education & Technology Group, Inc. ADR	42,121,854
10,416,000	PICC Property & Casualty Co., Ltd. Class H	20,670,445
2,427,000	Shenzhou International Group Holdings Ltd.	20,739,307
4,089,600	Tencent Holdings Ltd.	183,807,438
2,852,000	Zhuzhou CRRC Times Electric Co., Ltd. Class H	16,692,606

		718,702,798

	Colombia - 0.2%
113,230	Bancolombia S.A. ADR	4,274,433

	Egypt - 0.5%
970,991	Commercial International Bank Egypt S.A.E.	4,339,984
2,055,419	Commercial International Bank Egypt S.A.E. GDR	9,382,988

		13,722,972

	Greece - 0.9%
4,914,882	Alpha Bank A.E.*	9,799,902
1,210,275	Hellenic Telecommunications Organization S.A.	14,379,840

		24,179,742

	Hong Kong - 3.8%
6,377,000	AIA Group Ltd.	48,053,750
1,938,000	China Mobile Ltd.	19,493,111

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Hong Kong - 3.8% - (continued)
5,434,000	China Resources Beer Holdings Co., Ltd.	$15,682,750
14,392,000	China Unicom Hong Kong Ltd.*	20,420,217

		103,649,828

	Hungary - 2.1%
1,272,312	MOL Hungarian Oil & Gas plc	15,236,800
1,048,891	OTP Bank plc	42,286,782

		57,523,582

	India - 4.5%
1,421,296	HDFC Bank Ltd.	39,755,803
1,319,158	Hindustan Unilever Ltd.	25,210,482
924,180	Infosys Ltd.	13,158,530
3,314,026	ITC Ltd.	13,606,714
181,300	Maruti Suzuki India Ltd.	22,999,954
144,405	UltraTech Cement Ltd.	9,822,146

		124,553,629

	Luxembourg - 0.8%
1,014,373	PLAY Communications S.A.*(1)	10,255,341
362,905	Ternium S.A. ADR	11,253,684

		21,509,025

	Mexico - 1.2%
1,766,524	Cemex S.A.B. de C.V. ADR*	14,326,510
210,079	Fomento Economico Mexicano S.A.B. de C.V. ADR	18,434,432
84,842	Grupo Aeroportuario del Pacifico S.A.B. de C.V. Class B	806,700

		33,567,642

	Pakistan - 0.4%
3,442,700	Habib Bank Ltd.	5,245,350
2,622,500	United Bank Ltd.	4,458,760

		9,704,110

	Poland - 2.1%
1,005,828	Bank Pekao S.A.	32,866,335
1,863,741	Powszechny Zaklad Ubezpieczen S.A.	24,052,761

		56,919,096

	Russia - 7.7%
988,597	Lukoil PJSC ADR	52,512,663
489,534	Mail.Ru Group Ltd. GDR*	15,905,734
1,001,046	MegaFon PJSC GDR	10,460,931
536,985	Polymetal International plc	6,238,432
179,671	Polyus PJSC GDR(1)	7,400,110
6,241,085	Sberbank of Russia PJSC ADR	89,573,356
698,380	X5 Retail Group N.V. GDR*	28,703,418

		210,794,644

	South Africa - 2.7%
1,007,165	AVI Ltd.	7,022,612
1,472,128	Barclays Africa Group Ltd.	14,582,986
585,232	Foschini Group Ltd.	5,608,624
170,317	Naspers Ltd. Class N	41,494,756
58,909	Novus Holdings Ltd.	29,244
5,120,877	Sibanye-Stillwater	6,629,668

		75,367,890

	South Korea - 19.0%
64,142	Amorepacific Corp.	17,997,742
141,788	CJ CGV Co., Ltd.	8,819,308

The accompanying notes are an integral part of these financial statements.

46

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	South Korea - 19.0% - (continued)
949,164	DGB Financial Group, Inc.	$8,852,927
825,398	Hana Financial Group, Inc.	35,326,065
258,473	Hyundai Motor Co.	37,185,636
122,976	Korea Kolmar Co., Ltd.	9,097,225
38,933	Korea Zinc Co., Ltd.	17,808,965
90,682	LG Chem Ltd.	32,695,987
15,308	Medy-Tox, Inc.	5,794,544
28,468	NAVER Corp.	22,753,675
86,197	NCSoft Corp.	32,862,173
87,066	Netmarble Games Corp.*(1)	13,522,099
83,794	Samsung Electronics Co., Ltd.	206,560,983
53,373	Samsung Fire & Marine Insurance Co., Ltd.	13,023,656
383,937	Shinhan Financial Group Co., Ltd.	17,245,755
127,257	SK Hynix, Inc.	9,382,998
181,856	SK Innovation Co., Ltd.	33,359,799

		522,289,537

	Taiwan - 11.7%
9,049,072	Advanced Semiconductor Engineering, Inc.	10,940,086
20,316,489	Cathay Financial Holding Co., Ltd.	33,571,335
691,000	Ennoconn Corp.	9,842,533
5,023,000	Far EasTone Telecommunications Co., Ltd.	11,794,052
4,420,000	Formosa Plastics Corp.	13,474,226
20,725,213	Hon Hai Precision Industry Co., Ltd.	77,034,431
3,734,000	Taiwan Mobile Co., Ltd.	13,312,533
19,012,139	Taiwan Semiconductor Manufacturing Co., Ltd.	153,699,822

		323,669,018

	Thailand - 2.2%
1,168,900	Bangkok Bank PCL NVDR	6,790,912
1,038,375	Kasikornbank PCL	7,127,385
5,031,925	Kasikornbank PCL NVDR	33,327,872
7,336,400	Thai Beverage PCL	5,272,445
2,880,100	Thai Oil PCL NVDR	8,843,173

		61,361,787

	Turkey - 1.3%
2,613,318	Akbank TAS	6,913,215
3,977,229	KOC Holding AS	17,809,561
3,291,549	Turkcell Iletisim Hizmetleri AS	12,334,237

		37,057,013

	United Arab Emirates - 1.4%
606,911	DP World Ltd.	14,414,136
11,240,562	Emaar Properties PJSC	25,366,089

		39,780,225

	Total Common Stocks (cost $1,880,544,455)	$2,718,433,291

PREFERRED STOCKS - 0.4%
	South Korea - 0.4%
119,042	Hyundai Motor Co.*	$12,015,548

	Total Preferred Stocks (cost $10,590,800)	$12,015,548

	Total Long-Term Investments (cost $1,891,135,255)	$2,730,448,839

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.1%
	Other Investment Pools & Funds - 1.1%
30,883,889	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(2)	$30,883,889

	Total Short-Term Investments (cost $30,883,889)	$30,883,889

Total Investments (cost $1,922,019,144)	100.2%	$2,761,332,728
Other Assets and Liabilities	(0.2)%	(5,779,077)

Total Net Assets	100.0%	$2,755,553,651

The accompanying notes are an integral part of these financial statements.

47

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $31,177,550, which represented 1.1% of total net assets.

(2)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
PJSC	Private Joint Stock Company

The accompanying notes are an integral part of these financial statements.

48

Hartford Schroders Emerging Markets Equity Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Argentina	$20,437,883	$20,437,883	$—	$—
Brazil	228,365,212	228,365,212	—	—
Chile	31,003,225	31,003,225	—	—
China	718,702,798	195,771,915	522,930,883	—
Colombia	4,274,433	4,274,433	—	—
Egypt	13,722,972	13,722,972	—	—
Greece	24,179,742	14,379,840	9,799,902	—
Hong Kong	103,649,828	—	103,649,828	—
Hungary	57,523,582	—	57,523,582	—
India	124,553,629	—	124,553,629	—
Luxembourg	21,509,025	21,509,025	—	—
Mexico	33,567,642	33,567,642	—	—
Pakistan	9,704,110	9,704,110	—	—
Poland	56,919,096	—	56,919,096	—
Russia	210,794,644	46,564,459	164,230,185	—
South Africa	75,367,890	5,608,624	69,759,266	—
South Korea	522,289,537	13,522,099	508,767,438	—
Taiwan	323,669,018	—	323,669,018	—
Thailand	61,361,787	8,843,173	52,518,614	—
Turkey	37,057,013	—	37,057,013	—
United Arab Emirates	39,780,225	14,414,136	25,366,089	—
Preferred Stocks	12,015,548	—	12,015,548	—
Short-Term Investments	30,883,889	30,883,889	—	—

Total	$2,761,332,728	$692,572,637	$2,068,760,091	$—

(1)	For the year ended October 31, 2017, investments valued at $31,895,647 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $14,824,315 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

49

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9%
		Argentina - 0.9%
$	605,000	YPF S.A. 8.50%, 07/28/2025(1)	$703,615

		Austria - 0.6%
	405,000	Eldorado Intl. Finance GmbH 8.63%, 06/16/2021(1)	414,112

		Bermuda - 0.6%
	485,000	Digicel Ltd. 6.75%, 03/01/2023(1)	478,724

		Brazil - 0.7%
		Banco do Brasil SA/Cayman
	485,000	10 year CMT + 7.327%, 9.25%, 04/15/2023(1)(2)(3)	548,050

		British Virgin Islands - 2.9%
	780,000	China Railway Xunjie Co., Ltd. 3.25%, 07/28/2026(4)	774,215
	600,000	CLP Power Hong Kong Financing Ltd. 3.13%, 05/06/2025(4)	599,651
	555,000	GTL Trade Finance, Inc. 7.25%, 04/16/2044(1)	608,946
	200,000	Talent Yield Investments Ltd. 4.50%, 04/25/2022(1)	212,419

			2,195,231

		Cayman Islands - 1.7%
	330,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024	341,548
	685,000	CSN Islands XI Corp. 6.88%, 09/21/2019(1)	637,392
	290,000	Lima Metro Line 2 Finance Ltd. 5.88%, 07/05/2034(1)	319,363

			1,298,303

		Chile - 1.3%
	590,000	Cencosud S.A. 6.63%, 02/12/2045(1)	642,731
	321,000	Empresa de Transporte de Pasajeros Metro S.A. 5.00%, 01/25/2047(1)	354,384

			997,115

		China - 0.9%
	605,000	Bank of China Ltd. 3.88%, 06/30/2025(4)	630,673

		Colombia - 1.4%
	355,000	Credivalores-Crediservicios SAS 9.75%, 07/27/2022(1)	367,602
	290,000	Ecopetrol S.A. 5.88%, 09/18/2023	326,975
COP	1,298,000,000	Empresa de Telecomunicaciones de Bogota 7.00%, 01/17/2023(1)	345,266

			1,039,843

		Hong Kong - 2.5%
$	540,000	AIA Group Ltd. 3.20%, 03/11/2025(1)	537,300
	640,000	Beijing State-Owned Assets Management Hong Kong 4.13%, 05/26/2025(4)	670,439
	660,000	CRCC Yuxiang Ltd. 3.50%, 05/16/2023(4)	677,736

			1,885,475

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		Ireland - 0.9%
$	660,000	C&W Senior Financing Designated Activity Co. 6.88%, 09/15/2027(1)	$689,700

		Kazakhstan - 0.4%
	250,000	Development Bank of Kazakhstan JSC 4.13%, 12/10/2022(4)	253,753

		Luxembourg - 3.5%
	200,000	Aegea Finance S.a.r.l. 5.75%, 10/10/2024(1)	205,440
	585,000	JSL Europe S.A. 7.75%, 07/26/2024(1)	622,294
	200,000	Millicom International Cellular S.A. 5.13%, 01/15/2028(1)	201,020
		Minerva Luxembourg S.A.
	300,000	5 year CMT + 7.046%, 8.75%, 04/03/2019(1)(2)(3)	316,650
	525,000	Rumo Luxembourg S.a.r.l. 7.38%, 02/09/2024(1)	571,987
	715,000	Topaz Marine S.A. 9.13%, 07/26/2022(1)	722,169

			2,639,560

		Mexico - 3.1%
		Banco Mercantil del Norte SA
	255,000	5 year CMT + 4.447%, 5.75%, 10/04/2031(1)	259,144
	498,819	Fermaca Enterprises S de RL de C.V. 6.38%, 03/30/2038(1)	543,713
	305,000	Grupo KUO S.A.B. de C.V. 5.75%, 07/07/2027(1)	312,381
	279,569	Mexico Generadora de Energia S de rl 5.50%, 12/06/2032(1)	295,994
	270,000	Petroleos Mexicanos 6.50%, 03/13/2027(1)	294,840
	610,000	TV Azteca S.A.B. de C.V. 8.25%, 08/09/2024(4)	643,550

			2,349,622

		Netherlands - 6.5%
	620,000	CIMPOR Financial Operations B.V. 5.75%, 07/17/2024(4)	590,240
	645,000	Marfrig Holdings Europe B.V. 8.00%, 06/08/2023(1)	674,025
		Petrobras Global Finance B.V.
	540,000	6.00%, 01/27/2028(1)	546,750
	1,070,000	6.88%, 01/20/2040	1,090,062
	1,800,000	7.38%, 01/17/2027	1,998,900

			4,899,977

		Peru - 1.3%
		Banco Internacional del Peru SAA
	465,000	3 mo. USD LIBOR + 5.760%, 6.63%, 03/19/2029(3)(4)	526,612
	200,000	Petroleos del Peru S.A. 5.63%, 06/19/2047(1)	210,500
	230,000	SAN Miguel Industrias Pet S.A. 4.50%, 09/18/2022(1)	232,622

			969,734

		Singapore - 0.8%
	600,000	SingTel Group Treasury Pte Ltd. 3.25%, 06/30/2025(4)	611,766

The accompanying notes are an integral part of these financial statements.

50

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.9% - (continued)
		South Africa - 2.4%
$	1,735,000	Eskom Holdings SOC Ltd. 7.13%, 02/11/2025(1)	$1,775,367

		Turkey - 0.5%
	355,000	Turkiye Is Bankasi 6.13%, 04/25/2024(1)	353,820

		Total Corporate Bonds (cost $24,009,760)	$24,734,440

FOREIGN GOVERNMENT OBLIGATIONS - 61.5%
		Argentina - 5.5%
		Argentine Bonos del Tesoro
ARS	11,265,000	18.20%, 10/03/2021	$654,457
	32,790,000	21.20%, 09/19/2018	1,816,317
$	978,000	Provincia de Buenos Aires 7.88%, 06/15/2027(1)	1,084,113
	509,000	Provincia de Cordoba 7.45%, 09/01/2024(1)	560,353

			4,115,240

		Brazil - 5.6%
		Brazil Notas do Tesouro Nacional
BRL	5,360,000	10.00%, 01/01/2021	1,681,118
	7,020,000	10.00%, 01/01/2023	2,181,419
	1,135,000	10.00%, 01/01/2025	350,646

			4,213,183

		Chile - 0.2%
CLP	100,000,000	Chile Government International Bond 5.50%, 08/05/2020	165,824

		Colombia - 1.4%
		Colombia Government International Bond
COP	2,889,000,000	4.38%, 03/21/2023	895,581
	460,000,000	7.75%, 04/14/2021	160,852

			1,056,433

		Costa Rica - 2.2%
		Costa Rica Government International Bond
$	340,000	5.63%, 04/30/2043(1)	305,150
	290,000	7.00%, 04/04/2044(1)	302,325
	1,125,000	Instituto Costarricense de Electricidad 6.38%, 05/15/2043(1)	1,057,466

			1,664,941

		Dominican Republic - 0.4%
	290,000	Dominican Republic International Bond 6.85%, 01/27/2045(1)	323,350

		Ecuador - 7.3%
		Ecuador Government International Bond
	1,080,000	8.75%, 06/02/2023(1)	1,132,920
	450,000	8.88%, 10/23/2027(1)	460,400
	3,585,000	9.65%, 12/13/2026(1)	3,889,725

			5,483,045

		Egypt - 0.5%
	330,000	Egypt Government International Bond 6.13%, 01/31/2022(1)	344,099

		El Salvador - 0.5%
	340,000	El Salvador Government International Bond 7.38%, 12/01/2019(1)	352,750

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 61.5% - (continued)
		Ghana - 4.9%
		Ghana Government International Bond
$	670,000	7.88%, 08/07/2023(1)	$724,471
	2,660,000	9.25%, 09/15/2022(1)	3,002,608

			3,727,079

		Hungary - 1.2%
		Hungary Government Bond
HUF	51,530,000	2.50%, 10/27/2021	204,924
	132,550,000	3.00%, 06/26/2024	533,231
	35,340,000	3.00%, 10/27/2027	138,392

			876,547

		Indonesia - 3.9%
		Indonesia Treasury Bond
IDR	3,672,000,000	5.63%, 05/15/2023	257,449
	6,588,000,000	6.63%, 05/15/2033	456,713
	14,637,000,000	7.00%, 05/15/2027	1,097,033
	3,370,000,000	8.25%, 05/15/2036	268,358
	10,397,000,000	8.38%, 03/15/2034	830,610

			2,910,163

		Jordan - 0.5%
$	340,000	Jordan Government International Bond 7.38%, 10/10/2047(1)	355,810

		Lebanon - 4.8%
		Lebanon Government International Bond
	705,000	6.00%, 01/27/2023(4)	685,912
	445,000	6.25%, 11/04/2024(4)	429,034
	815,000	6.65%, 04/22/2024(4)	804,496
	1,765,000	7.25%, 03/23/2037(4)	1,680,951

			3,600,393

		Mongolia - 1.4%
	1,070,000	Mongolia Government International Bond 5.13%, 12/05/2022(4)	1,063,364

		Nigeria - 0.6%
	400,000	Nigeria Government International Bond 7.88%, 02/16/2032(1)	439,392

		Peru - 1.4%
		Peru Government Bond
PEN	1,625,000	6.85%, 02/12/2042	533,132
	1,595,000	6.95%, 08/12/2031	550,441

			1,083,573

		Poland - 2.2%
		Republic of Poland Government Bond
PLN	1,230,000	2.25%, 04/25/2022	332,578
	3,810,000	2.50%, 07/25/2026	978,053
	1,265,000	2.50%, 07/25/2027	320,807

			1,631,438

		Romania - 1.1%
		Romania Government Bond
RON	1,260,000	3.25%, 03/22/2021	322,390
	1,610,000	4.75%, 02/24/2025	424,658
	440,000	5.75%, 04/29/2020	119,954

			867,002

		Russia - 2.4%
		Russian Federal Bond - OFZ
RUB	84,280,000	7.60%, 07/20/2022	1,458,759
	19,520,000	7.75%, 09/16/2026	339,567

			1,798,326

The accompanying notes are an integral part of these financial statements.

51

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 61.5% - (continued)
		South Africa - 4.4%
		Republic of South Africa Government Bond
ZAR	65,475,000	6.50%, 02/28/2041	$3,151,988
	2,230,000	8.75%, 01/31/2044	137,040

			3,289,028

		Tajikistan - 2.0%
$	1,575,000	Republic of Tajikistan International Bond 7.13%, 09/14/2027(1)	1,514,365

		Turkey - 2.2%
TRY	2,785,000	Turkey Government Bond 8.80%, 11/14/2018	708,446
		Turkey Government International Bond
$	510,000	4.25%, 04/14/2026	481,695
	495,000	5.75%, 05/11/2047	471,735

			1,661,876

		Ukraine - 4.9%
	3,765,000	Ukraine Government International Bond 7.38%, 09/25/2032(1)	3,711,808

		Total Foreign Government Obligations (cost $46,263,372)	$46,249,029

		Total Long-Term Investments (cost $70,273,132)	$70,983,469

SHORT-TERM INVESTMENTS - 7.0%
		Other Investment Pools & Funds - 3.1%
	2,369,268	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(6)	$2,369,268

		U.S. Treasury Bills - 3.9%
	2,905,000	U.S. Treasury Bills 1.03%, 01/25/2018(5)	2,897,455

		Total Short-Term Investments (cost $5,267,238)	$5,266,723

Total Investments (cost $75,540,370)	101.4%	$76,250,192
Other Assets and Liabilities	(1.4)%	(1,021,484)

Total Net Assets	100.0%	$75,228,708

The accompanying notes are an integral part of these financial statements.

52

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $34,559,425, which represented 45.9% of total net assets.

(2)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(3)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $10,642,392, which represented 14.1% of total net assets.

(5)	The rate shown represents current yield to maturity.

(6)	Current yield as of period end.

The accompanying notes are an integral part of these financial statements.

53

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
12,400,000	EGP	662,393	USD	CBK	12/06/17	$33,566	$—
1,530,000	EUR	1,822,458	USD	UBS	01/02/18	—	(33,535)
650,000	EUR	758,363	USD	UBS	01/26/18	2,739	—
650,000	EUR	758,465	USD	CBK	01/26/18	2,637	—
147,500,000	HUF	583,366	USD	CBK	11/30/17	—	(30,888)
14,400,000	MXN	757,987	USD	UBS	12/15/17	—	(12,867)
14,000,000	MXN	733,671	USD	CBK	01/17/18	—	(13,390)
14,400,000	MXN	750,247	USD	CBK	02/16/18	—	(13,063)
14,000,000	MXN	723,646	USD	CBK	04/17/18	—	(13,621)
685,841	USD	12,400,000	EGP	CBK	12/06/17	—	(10,118)
1,806,144	USD	1,530,000	EUR	CBK	01/02/18	17,221	—
1,535,819	USD	1,300,000	EUR	CBK	01/26/18	13,615	—
572,695	USD	147,500,000	HUF	CBK	11/30/17	20,218	—
747,674	USD	14,400,000	MXN	CBK	12/15/17	2,554	—
727,402	USD	14,000,000	MXN	CBK	01/17/18	7,121	—
739,622	USD	14,400,000	MXN	CBK	01/24/18	—	(257)
741,054	USD	14,400,000	MXN	CBK	02/16/18	3,869	—
719,478	USD	14,000,000	MXN	CBK	04/17/18	9,452	—
728,353	USD	14,400,000	MXN	CBK	04/26/18	—	(939)
833,710	USD	11,500,000	ZAR	CBK	12/29/17	28,620	—
1,962,634	USD	27,400,000	ZAR	CBK	01/24/18	52,529	—
1,503,139	USD	21,400,000	ZAR	CBK	01/24/18	11,305	—
11,500,000	ZAR	836,764	USD	CBK	12/29/17	—	(31,673)
27,400,000	ZAR	1,901,985	USD	MSC	01/24/18	8,120	—

	Total					$213,566	$(160,351)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA
MSC	Morgan Stanley
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egyptian Pound
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
MXN	Mexican Peso
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Other Abbreviations:
JSC	Joint Stock Company

The accompanying notes are an integral part of these financial statements.

54

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Corporate Bonds	$24,734,440	$—	$24,734,440	$—
Foreign Government Obligations	46,249,029	—	46,249,029	—
Short-Term Investments	5,266,723	2,369,268	2,897,455	—
Foreign Currency Contracts(2)	213,566	—	213,566	—

Total	$76,463,758	$2,369,268	$74,094,490	$—

Liabilities
Foreign Currency Contracts(2)	$(160,351)	$—	$(160,351)	$—

Total	$(160,351)	$—	$(160,351)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

55

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.1%
		Cayman Islands - 1.8%
$	454,902	Colony American Finance Ltd. 2.54%, 06/15/2048(1)	$451,168
	660,503	ECAF I Ltd. 3.47%, 06/15/2040(1)	654,783

			1,105,951

		United Kingdom - 0.5%
		EMF-UK plc
GBP	60,243	3 mo. GBP LIBOR + 0.980%, 1.28%, 03/13/2046(2)(3)	80,535
		RMAC Securities plc
	149,891	3 mo. GBP LIBOR + 0.170%, 0.46%, 06/12/2044(2)(3)	192,186

			272,721

		United States - 8.8%
		Aegis Asset Backed Securities Trust Mortgage Pass- Through Certificates
$	100,000	1 mo. USD LIBOR + 0.450%, 1.69%, 10/25/2035(2)	99,788
	99,692	AmeriCredit Automobile Receivables Trust 1.42%, 10/08/2019	99,668
		Bayview Commercial Asset Trust
	70,264	1 mo. LIBOR + 0.270%, 1.51%, 07/25/2037(1)(2)	66,706
		Cabela’s Credit Card Master Note Trust
	370,000	1 mo. LIBOR + 0.650%, 1.89%, 08/16/2021(1)(2)	371,491
	410,000	Citigroup Commercial Mortgage Trust 2.23%, 09/10/2031(1)	405,028
	143,352	CLI Funding V LLC 3.22%, 06/18/2028(1)	142,740
		Cold Storage Trust
	101,000	1 mo. LIBOR + 1.000%, 2.23%, 04/15/2036(1)(2)	101,403
		Fannie Mae Connecticut Avenue Securities
	66,880	1 mo. USD LIBOR + 1.300%, 2.54%, 04/25/2029(2)	67,694
	115,658	1 mo. USD LIBOR + 4.900%, 6.14%, 11/25/2024(2)	131,350
	256,624	Flagship Credit Auto Trust 2.77%, 12/15/2020(1)	258,108
	100,000	Flagstar Mortgage Trust 3.50%, 10/25/2047(1)	101,500
		Hilton USA Trust
	175,000	4.19%, 11/05/2038(1)(4)	172,806
	175,000	4.19%, 11/05/2038(1)(4)	178,622
		Hospitality Mortgage Trust
	139,000	1 mo. LIBOR + 0.850%, 2.09%, 05/08/2030(1)(2)	139,261
		Hyatt Hotel Portfolio Trust
	100,000	1 mo. LIBOR + 2.352%, 3.59%, 08/09/2020(1)(2)	99,906
		IndyMac INDX Mortgage Loan Trust
	16,265	1 mo. LIBOR + 0.240%, 1.48%, 06/25/2037(2)	15,936
		JP Morgan Mortgage Trust
	288,341	3.00%, 05/25/2047(1)	290,053
	81,744	3.50%, 10/25/2046(1)(4)	83,487
	65,887	3.50%, 08/25/2047(1)	67,128
	109,000	3.50%, 11/25/2047(1)(4)	111,095

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 11.1% - (continued)
		United States - 8.8% - (continued)
$	170,000	OnDeck Asset Securitization Trust II LLC 4.21%, 05/17/2020(1)	$170,857
		One Market Plaza Trust
	130,000	4.02%, 02/10/2032(1)	134,818
	100,000	4.15%, 02/10/2032(1)	101,898
		OneMain Financial Issuance Trust
	125,000	3.19%, 03/18/2026(1)	125,930
	295,000	3.66%, 02/20/2029(1)	301,239
	65,000	Santander Drive Auto Receivables Trust 3.78%, 10/15/2019(1)	65,444
		SASCO Mortgage Loan Trust
	155,905	1 mo. USD LIBOR + 0.825%, 2.06%, 12/25/2034(2)	155,109
		SoFi Professional Loan Program LLC
	382,673	1 mo. USD LIBOR + 1.050%, 2.29%, 04/25/2035(1)(2)	387,574
	235,567	SpringCastle America Funding LLC 3.05%, 04/25/2029(1)	236,796
	91,250	TAL Advantage V LLC 3.55%, 11/20/2038(1)	91,339
		Towd Point Mortgage Trust
	100,000	1 mo. USD LIBOR + 0.600%, 1.84%, 02/25/2057(1)(2)	99,993
	136,767	2.75%, 04/25/2057(1)(4)	137,475
	95,573	2.75%, 06/25/2057(1)(4)	95,902
	98,513	Triton Container Finance IV LLC 3.62%, 08/20/2042(1)	99,734
	100,000	Worldwide Plaza Trust 3.53%, 11/10/2036(1)	102,999

			5,310,877

		Total Asset & Commercial Mortgage Backed Securities (cost $6,669,164)	$6,689,549

CORPORATE BONDS - 55.2%
		Australia - 0.7%
GBP	250,000	BHP Billiton Finance Ltd. 6.50%, 10/22/2077(3)(4)	$389,244
$	40,000	Boral Finance Pty Ltd. 3.00%, 11/01/2022(1)(5)	40,076

			429,320

		Bermuda - 0.3%
	200,000	Fly Leasing Ltd. 5.25%, 10/15/2024	200,876

		Canada - 0.5%
	70,000	Bank of Nova Scotia 4.65%, 10/12/2022(4)(6)	70,350
	94,000	Cenovus Energy, Inc. 4.25%, 04/15/2027(1)	94,320
		Enbridge, Inc.
	100,000	3 mo. USD LIBOR + 3.890%, 6.00%, 01/15/2077(2)	107,014

			271,684

		Cayman Islands - 0.1%
	30,000	Vale Overseas Ltd. 6.25%, 08/10/2026	34,568

The accompanying notes are an integral part of these financial statements.

56

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		France - 3.2%
		Banque Federative du Credit Mutuel S.A.
$	593,000	2.20%, 07/20/2020(1)	$591,688
	204,000	2.70%, 07/20/2022(1)	204,222
	500,000	SFR Group S.A. 7.38%, 05/01/2026(1)	537,500
EUR	500,000	Societe Generale S.A. 2.25%, 01/23/2020(3)	613,319

			1,946,729

		Germany - 2.1%
	600,000	Erste Abwicklungsanstalt 1.38%, 10/30/2019(3)	592,020
	700,000	LB Baden Wuerttemberg 1.50%, 05/24/2019(1)(3)	694,546

			1,286,566

		Ireland - 0.3%
	65,000	Johnson Controls International plc 4.50%, 02/15/2047	68,330
	110,000	Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	109,262

			177,592

		Italy - 4.1%
		Enel S.p.A.
GBP	250,000	7.75%, 09/10/2075(3)(4)	380,280
$	360,000	5 year USD Swap + 5.880%, 8.75%, 09/24/2073(1)(2)	444,600
EUR	400,000	N&W Global Vending S.p.A. 7.00%, 10/15/2023(1)	500,000
	300,000	Schumann S.p.A. 7.00%, 07/31/2023(3)	357,786
GBP	150,000	Telecom Italia S.p.A. /Milano 6.38%, 06/24/2019	215,436
EUR	177,000	UniCredit S.p.A. 5.75%, 10/28/2025(3)(4)	231,585
$	354,000	Wind Tre S.p.A. 5.00%, 01/20/2026(1)(5)	356,297

			2,485,984

		Luxembourg - 0.8%
		Allergan Funding SCS
EUR	180,000	3 mo. Euribor + 0.350%, 0.02%, 06/01/2019(2)	210,030
$	35,000	3.80%, 03/15/2025	35,864
	200,000	ARD Finance S.A. (cash) 7.13%, 09/15/2023(7)	213,000

			458,894

		Mexico - 0.6%
		Petroleos Mexicanos
	35,000	5.63%, 01/23/2046	31,733
	270,000	6.50%, 03/13/2027(1)	294,840

			326,573

		Netherlands - 4.2%
	430,000	Bank Nederlandse Gemeenten N.V. 1.13%, 05/25/2018(1)	428,971
	250,000	Cooperatieve Rabobank UA 4.63%, 12/01/2023	270,735
	200,000	Enel Finance International N.V. 4.75%, 05/25/2047(1)	212,718

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		Netherlands - 4.2% - (continued)
		Koninklijke KPN N.V.
GBP	220,000	5 year GBP Swap + 5.505%, 6.88%, 03/14/2073(2)(3)	$321,631
$	200,000	Mondelez International Holdings Netherlands B.V. 1.63%, 10/28/2019(1)	198,013
	421,000	Petrobras Global Finance B.V. 7.38%, 01/17/2027	467,520
	110,000	Shell International Finance B.V. 3.25%, 05/11/2025	113,169
	500,000	Ziggo Secured Finance B.V. 5.50%, 01/15/2027(1)	510,000

			2,522,757

		Spain - 0.3%
	180,000	Telefonica Emisiones SAU 5.21%, 03/08/2047	198,199

		Sweden - 3.4%
		Intrum Justitia AB
EUR	100,000	3 Mo. EUR LIBOR + 0.262%, 2.63%, 07/15/2022(1)(2)	118,556
		Nordea Bank AB
$	1,215,000	3 mo. USD LIBOR + 0.620%, 1.95%, 09/30/2019(1)(2)	1,224,505
	680,000	Svenska Handelsbanken AB 1.50%, 09/06/2019	674,358

			2,017,419

		Switzerland - 1.6%
EUR	800,000	Credit Suisse AG 3 Mo. EUR LIBOR + 0.450% 3 Mo. EUR LIBOR + 0.450% 3 Mo. EUR LIBOR + 0.450%, 0.12%, 10/16/2019(2)(3)	939,424

		United Kingdom - 5.4%
		Aviva plc
	122,000	3.88%, 07/03/2044(3)(4)	159,459
GBP	220,000	5.90%, 07/27/2020(4)(6)	316,738
$	56,000	Ensco plc 5.75%, 10/01/2044	38,220
EUR	800,000	HSBC Holdings plc 3 Mo. EUR LIBOR + 0.700%, 0.37%, 09/27/2022(2)(3)	945,925
GBP	100,000	Iceland Bondco plc 4.63%, 03/15/2025(1)	128,797
	300,000	Investec plc 4.50%, 05/05/2022(3)	428,706
	300,000	Jerrold Finco plc 6.25%, 09/15/2021(1)	417,371
	100,000	New Look Senior Issuer plc 8.00%, 07/01/2023(3)	52,621
$	200,000	Reckitt Benckiser Treasury Services plc 2.75%, 06/26/2024(1)	196,798
		Royal Bank of Scotland Group plc
	200,000	3.88%, 09/12/2023	205,128
EUR	300,000	5.25%, 12/30/2017(3)(6)	352,950

			3,242,713

		United States - 27.6%
$	80,000	Abbott Laboratories 4.75%, 11/30/2036	88,027

The accompanying notes are an integral part of these financial statements.

57

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		United States - 27.6% - (continued)
		AbbVie, Inc.
$	13,000	2.90%, 11/06/2022	$13,138
	7,000	3.60%, 05/14/2025	7,196
	30,000	Aflac, Inc. 4.00%, 10/15/2046	30,441
	80,000	Amazon.com, Inc. 2.80%, 08/22/2024(1)	80,108
	104,000	American International Group, Inc. 3.30%, 03/01/2021	107,067
	150,000	American Tower Corp. 5.00%, 02/15/2024	165,478
	170,000	Amgen, Inc. 2.65%, 05/11/2022	170,225
	28,000	Amphenol Corp. 3.20%, 04/01/2024	28,220
	75,000	Anadarko Petroleum Corp. 6.60%, 03/15/2046	94,821
	75,000	Analog Devices, Inc. 3.13%, 12/05/2023	75,873
	145,000	Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	149,255
	50,000	Arch Capital Finance LLC 5.03%, 12/15/2046	56,538
		AT&T, Inc.
EUR	240,000	1.88%, 12/04/2020	294,767
$	170,000	4.90%, 08/14/2037	169,639
	65,000	5.15%, 03/15/2042	65,147
		Bank of America Corp.
	135,000	3 mo. USD LIBOR + 1.512%, 3.71%, 04/24/2028(2)	138,024
	95,000	3.88%, 08/01/2025	99,619
	110,000	3 mo. USD LIBOR + 1.990%, 4.44%, 01/20/2048(2)	119,216
	125,000	3 mo. USD LIBOR + 3.705%, 6.25%, 09/05/2024(2)(6)	139,219
	30,000	Barrick North America Finance LLC 5.70%, 05/30/2041	36,712
	260,000	BAT Capital Corp. 3.22%, 08/15/2024(1)	261,720
	120,000	BB&T Corp. 2.85%, 10/26/2024	119,714
	120,000	Becton Dickinson and Co. 3.36%, 06/06/2024	120,998
	25,000	Bunge Ltd. Finance Corp. 3.00%, 09/25/2022	25,004
	40,000	Burlington Northern Santa Fe LLC 4.15%, 04/01/2045	42,584
	125,000	BWAY Holding Co. 5.50%, 04/15/2024(1)	130,312
		Capital One Financial Corp.
	450,000	2.50%, 05/12/2020	451,635
	180,000	3.05%, 03/09/2022	182,562
	40,000	Cardinal Health, Inc. 3.08%, 06/15/2024	39,735
		CBL & Associates L.P.
	26,000	4.60%, 10/15/2024	24,696
	9,000	5.95%, 12/15/2026	8,976
		CCO Holdings LLC / CCO Holdings Capital Corp.
	125,000	5.00%, 02/01/2028(1)	124,062
	118,000	5.88%, 04/01/2024(1)	125,670

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		United States - 27.6% - (continued)
		Charter Communications Operating LLC / Charter Communications Operating Capital
$	200,000	4.46%, 07/23/2022	$211,215
	10,000	4.91%, 07/23/2025	10,638
	26,000	Cheniere Corpus Christi Holdings LLC 5.13%, 06/30/2027(1)	26,813
		Citigroup, Inc.
	850,000	3 mo. USD LIBOR + 0.960%, 2.33%, 04/25/2022(2)	859,338
	195,000	3 mo. USD LIBOR + 1.563%, 3.89%, 01/10/2028(2)	200,988
	125,000	CommScope Technologies LLC 5.00%, 03/15/2027(1)	121,719
	125,000	Community Health Systems, Inc. 6.25%, 03/31/2023	120,312
	45,000	Concho Resources, Inc. 3.75%, 10/01/2027	45,488
	40,000	Continental Resources, Inc. 5.00%, 09/15/2022	40,450
	42,000	Cox Communications, Inc. 3.15%, 08/15/2024(1)	41,668
	90,000	CRC Escrow Issuer LLC / CRC Finco, Inc. 5.25%, 10/15/2025(1)	90,589
		Crown Castle International Corp.
	145,000	3.20%, 09/01/2024	144,087
	15,000	3.70%, 06/15/2026	15,044
	150,000	CrownRock L.P. / CrownRock Finance, Inc. 5.63%, 10/15/2025(1)	152,307
	35,000	CVS Health Corp. 3.88%, 07/20/2025	35,995
	75,000	Devon Energy Corp. 5.00%, 06/15/2045	79,783
	123,000	Digital Realty Trust L.P. 3.70%, 08/15/2027	124,603
	250,000	Discover Bank 4.20%, 08/08/2023	265,650
	85,000	Discovery Communications LLC 2.95%, 03/20/2023	84,612
	40,000	Dow Chemical Co. 4.63%, 10/01/2044	42,855
	70,000	Ecolab, Inc. 3.70%, 11/01/2046	66,034
	134,000	Eldorado Resorts, Inc. 6.00%, 04/01/2025	141,370
	66,000	EMD Finance LLC 2.95%, 03/19/2022(1)	67,007
		Energy Transfer L.P.
	78,000	4.05%, 03/15/2025	79,318
	55,000	5.30%, 04/15/2047	54,486
	300,000	EP Energy LLC / Everest Acquisition Finance, Inc. 9.38%, 05/01/2020	251,907
	210,000	EQT Corp. 3.90%, 10/01/2027	208,706
	35,000	Fidelity National Information Services, Inc. 4.50%, 08/15/2046	36,249
	250,000	First Republic Bank 4.63%, 02/13/2047	259,398
	80,000	Fortive Corp. 4.30%, 06/15/2046	84,027

The accompanying notes are an integral part of these financial statements.

58

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		United States - 27.6% - (continued)
$	60,000	General Motors Financial Co., Inc. 4.38%, 09/25/2021	$63,711
	21,000	Georgia Power Co. 4.30%, 03/15/2042	21,970
	200,000	Glencore Funding LLC 4.13%, 05/30/2023(1)	209,524
		Goldman Sachs Group, Inc.
	990,000	3 mo. USD LIBOR + 0.730%, 2.06%, 12/27/2020(2)	994,472
	225,000	3 mo. USD LIBOR + 0.990%, 2.91%, 07/24/2023(2)	224,019
	24,000	Hartford Financial Services Group, Inc. (The) 5.13%, 04/15/2022(8)	26,527
	70,000	Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	72,381
	53,000	Hexcel Corp. 3.95%, 02/15/2027	54,105
	65,000	Home Depot, Inc. 4.25%, 04/01/2046	69,936
	116,000	JC Penney Corp., Inc. 5.88%, 07/01/2023(1)	111,250
		JP Morgan Chase & Co.
	286,000	3 mo. USD LIBOR + 0.680%, 2.00%, 06/01/2021(2)	287,624
	400,000	3 mo. USD LIBOR + 0.900%, 2.27%, 04/25/2023(2)	405,207
	20,000	Keysight Technologies, Inc. 4.60%, 04/06/2027	21,363
	100,000	Kinder Morgan, Inc. 4.30%, 06/01/2025	105,101
	40,000	Kroger Co. 4.45%, 02/01/2047	38,172
	80,000	Lockheed Martin Corp. 4.70%, 05/15/2046	90,222
		M&T Bank Corp.
	55,000	3 mo. USD LIBOR + 3.520%, 5.13%, 11/01/2026(2)(6)	58,685
	65,000	McDonald’s Corp. 4.88%, 12/09/2045	74,016
	45,000	Medtronic, Inc. 3.15%, 03/15/2022	46,399
		Microsoft Corp.
	45,000	2.88%, 02/06/2024	45,731
	45,000	4.10%, 02/06/2037	49,202
	30,000	MidAmerican Energy Co. 3.95%, 08/01/2047	31,659
	55,000	Monsanto Co. 4.40%, 07/15/2044	57,128
	100,000	Moody’s Corp. 2.63%, 01/15/2023(1)	99,668
		Morgan Stanley
EUR	550,000	3 Mo. EUR LIBOR + 0.700%, 0.37%, 11/08/2022(2)	648,234
$	99,000	3.88%, 01/27/2026	103,286
	68,000	MPLX L.P. 5.20%, 03/01/2047	72,804
	125,000	MPT Operating Partnership L.P. / MPT Finance Corp. 5.00%, 10/15/2027	128,437
	125,000	Multi-Color Corp. 4.88%, 11/01/2025(1)	126,250

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		United States - 27.6% - (continued)
$	30,000	Nabors Industries, Inc. 5.50%, 01/15/2023	$28,613
	20,000	NetApp, Inc. 2.00%, 09/27/2019(5)	19,944
	90,000	Netflix, Inc. 4.88%, 04/15/2028(1)	89,455
	75,000	Newell Brands, Inc. 3.85%, 04/01/2023	78,685
	30,000	Noble Energy, Inc. 5.05%, 11/15/2044	31,537
EUR	200,000	Pfizer, Inc. 3 Mo. EUR LIBOR + 0.200% 3 Mo. EUR LIBOR + 0.200% 3 Mo. EUR LIBOR + 0.200% 3 Mo. EUR LIBOR + 0.200% 3 Mo. EUR LIBOR + 0.200%, 0.00%, 03/06/2019(2)	233,952
		Philip Morris International, Inc.
$	46,000	2.63%, 03/06/2023	45,899
	45,000	3.25%, 11/10/2024	45,876
		Phillips 66
	15,000	3 mo. USD LIBOR + 0.650%, 2.01%, 04/15/2019(1)(2)	15,019
	250,000	PNC Bank NA 2.95%, 02/23/2025	250,592
		Prudential Financial, Inc.
	137,000	3 mo. USD LIBOR + 2.380%, 4.50%, 09/15/2047(2)	138,456
	70,000	QUALCOMM, Inc. 2.60%, 01/30/2023	69,796
	70,000	Qualitytech L.P. / QTS Finance Corp. 4.75%, 11/15/2025(1)(5)	71,295
	15,000	Reynolds American, Inc. 4.45%, 06/12/2025	16,146
	170,000	Rockwell Collins, Inc. 3.50%, 03/15/2027	174,491
	25,000	Roper Technologies, Inc. 2.80%, 12/15/2021(5)	25,242
	177,000	S&P Global, Inc. 3.30%, 08/14/2020	181,511
	95,000	Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	96,906
	65,000	Scientific Games International, Inc. 5.00%, 10/15/2025(1)	65,975
	130,000	Sherwin-Williams Co. 3.45%, 06/01/2027	132,061
	64,000	Smithfield Foods, Inc. 2.70%, 01/31/2020(1)	64,179
	55,000	SunTrust Banks, Inc. 2.70%, 01/27/2022	55,330
	155,000	SUPERVALU, Inc. 6.75%, 06/01/2021	146,862
	95,000	T-Mobile USA, Inc. 6.00%, 04/15/2024	101,650
	115,000	Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 5.00%, 01/15/2028(1)	115,287
	125,000	Tenet Healthcare Corp. 5.13%, 05/01/2025(1)	121,719
	60,000	Tyson Foods, Inc. 3.55%, 06/02/2027	61,163

The accompanying notes are an integral part of these financial statements.

59

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 55.2% - (continued)
		United States - 27.6% - (continued)
$	50,000	Valero Energy Corp. 4.90%, 03/15/2045	$54,882
	65,000	Ventas Realty L.P. 3.13%, 06/15/2023	65,122
	86,000	Verizon Communications, Inc. 4.27%, 01/15/2036	84,357
	34,000	VMware, Inc. 2.30%, 08/21/2020	33,928
	71,000	Wal-Mart Stores, Inc. 3.63%, 12/15/2047	72,576
		Wells Fargo & Co.
EUR	400,000	3 Mo. EUR LIBOR + 0.450%, 0.12%, 04/24/2019(2)(3)	468,497
$	900,000	Wells Fargo Bank NA 2.15%, 12/06/2019	903,242
	165,000	Williams Partners L.P. 4.00%, 09/15/2025	170,411
	125,000	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.25%, 05/15/2027(1)	127,656
	55,000	Zoetis, Inc. 3.00%, 09/12/2027	53,845

			16,598,294

		Total Corporate Bonds (cost $32,587,694)	$33,137,592

FOREIGN GOVERNMENT OBLIGATIONS - 11.3%
		Argentina - 1.3%
	270,000	Provincia de Buenos Aires 7.88%, 06/15/2027(1)	$299,295
	456,000	Provincia de Cordoba 7.13%, 08/01/2027(1)	485,731

			785,026

		France - 2.5%
EUR	1,300,000	French Treasury Bill 0.00%, 01/24/2018(3)(9)	1,516,703

		Germany - 3.0%
$	1,000,000	FMS Wertmanagement AoeR 1.75%, 01/24/2020	998,423
	800,000	Kreditanstalt fuer Wiederaufbau 1.25%, 09/30/2019	792,477

			1,790,900

		Malaysia - 0.7%
MYR	1,740,000	Malaysia Government Bond 3.65%, 10/31/2019	413,723

		Spain - 2.8%
EUR	1,430,000	Spain Government Bond 1.45%, 10/31/2027(1)(3)	1,664,362

		Sweden - 1.0%
$	600,000	Svensk Exportkredit AB 1.75%, 05/18/2020	597,793

		Total Foreign Government Obligations (cost $6,681,962)	$6,768,507

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 0.7%
		United States - 0.7%
		FHLMC - 0.7%
$	293,173	1 mo. LIBOR + 0.380%, 1.61%, 05/25/2022(2)	$292,852
	151,285	3.84%, 12/25/2027(2)	154,588

			447,440

			447,440

		Total U.S. Government Agencies (cost $447,636)	$447,440

U.S. GOVERNMENT SECURITIES - 11.6%
		United States - 11.6%
		U.S. Treasury Notes - 11.6%
	3,594,837	0.13%, 07/15/2026(10)	$3,493,277
	3,404,572	0.38%, 01/15/2027(10)	3,358,625
	50,000	1.88%, 09/30/2022	49,674
	71,100	2.25%, 08/15/2027	70,317

			6,971,893

			6,971,893

		Total U.S. Government Securities (cost $7,067,538)	$6,971,893

		Total Long-Term Investments (cost $53,453,994)	$54,014,981

SHORT-TERM INVESTMENTS - 5.5%
		Other Investment Pools & Funds - 5.5%
	3,327,003	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(11)	$3,327,003

		Total Short-Term Investments (cost $3,327,003)	$3,327,003

Total Investments Excluding Purchased Options (cost $56,780,997)	95.4%	$57,341,984

Total Purchased Options and Swaptions (cost $735,414)	1.4%	$826,953

Total Investments (cost $57,516,411)	96.8%	$58,168,937
Other Assets and Liabilities	3.2%	1,896,578

Total Net Assets	100.0%	$60,065,515

The accompanying notes are an integral part of these financial statements.

60

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $17,929,741, which represented 29.9% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at October 31, 2017.

(3)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $10,381,779, which represented 17.3% of total net assets.

(4)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(5)	These securities, or a portion of these securities, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $463,858 at October 31, 2017.

(6)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(7)	Security has the ability to pay in kind (“PIK”) or pay income in cash. When applicable, separate rates of such payments are disclosed.

(8)	Affiliated Issuer.

(9)	The rate shown represents current yield to maturity.

(10)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(11)	Current yield as of period end.

OTC Option Contracts Outstanding at October 31, 2017
	Counter- party	Exercise Price/ FX Rate/Rate	Expiration Date	Number of Contracts		Notional Amount	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Description
Purchased option contracts:
Calls
EUR Call/GBP Put	BNP	0.96 GBP per EUR	11/17/17	EUR	5,050,000	5,050,000	$18	$20,878	$(20,860)
USD Call/JPY Put	JPM	111.80 JPY per USD	01/30/18	USD	5,890,000	5,890,000	137,425	108,788	28,637

Total Calls						10,940,000	$137,443	$129,666	$7,777

Puts
AUD Put/USD Call	BCLY	0.80 USD per AUD	03/06/18	AUD	2,940,000	2,940,000	$101,141	$58,866	$42,275
EUR Put/GBP Call	BNP	0.86 GBP per EUR	04/27/18	EUR	5,040,000	5,040,000	64,251	65,192	(941)
USD Put/MXN Call	BNP	18.90 MXN per USD	01/12/18	USD	3,600,000	3,600,000	34,909	56,772	(21,863)
USD Put/MXN Call	BCLY	19.20 MXN per USD	10/15/18	USD	3,600,000	3,600,000	104,990	122,760	(17,770)

Total Puts						15,180,000	$305,291	$303,590	$1,701

Total purchased option contracts						26,120,000	$442,734	$433,256	$9,478

Written option contracts:
Calls
USD Call/MXN Put	BCLY	21.00 MXN per USD	10/15/18	USD	(3,600,000)	(3,600,000)	$(155,470)	$(147,600)	$(7,870)

Written option contracts:
Puts
USD Put/MXN Call	BNP	18.10 MXN per USD	01/12/18	USD	(3,600,000)	(3,600,000)	$(6,462)	$(13,482)	$7,020

Total written option contracts						(7,200,000)	$(161,932)	$(161,082)	$(850)

The accompanying notes are an integral part of these financial statements.

61

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Purchased swaption contracts:
Puts
6 month EURIBOR Interest Rate Swap terminating 11/15/27	UBS	94.50%	Receive	11/13/17	EUR	2,700,000	2,700,000	$1,347	$43,678	$(42,331)
3 month USD LIBOR Interest Rate Swap terminating 09/07/28	MSC	240.00%	Receive	09/05/18	USD	9,600,000	9,600,000	238,243	171,840	66,403
3 month USD LIBOR Interest Rate Swap terminating 09/12/28	CBK	230.00%	Receive	09/10/18	USD	4,800,000	4,800,000	144,629	86,640	57,989

Total Puts							17,100,000	$384,219	$302,158	$82,061

Total purchased swaption contracts							17,100,000	$384,219	$302,158	$82,061

OTC Swaption Contracts Outstanding at October 31, 2017
Description	Counter- party	Exercise Price/ FX Rate/Rate	Pay/ Receive Floating Rate	Expiration Date	Notional Amount		Number of Contracts	Market Value†	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
Written swaption contracts:
Calls
6 month EURIBOR Interest Rate Swap terminating 11/15/27	UBS	54.50 EUR	Pay	11/13/17	EUR	(2,700,000)	(2,700,000)	$—	$(7,083)	$7,083

Written swaption contracts:
Puts
6 month EURIBOR Interest Rate Swap terminating 11/15/27	UBS	134.50 EUR	Pay	11/13/17	EUR	(2,700,000)	(2,700,000)	$—	$(11,805)	$11,805

Total written swaption contracts							(5,400,000)	$—	$(18,888)	$18,888

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	1	12/15/2017	$98,618	$1,039
Canadian Government 10-Year Bond Future	34	12/18/2017	3,621,905	38,166
Euro-BOBL Future	42	12/07/2017	6,447,162	15,606
Euro-Bund Future	1	12/07/2017	189,579	185
Long Gilt Future	32	12/27/2017	5,284,124	(4,549)
U.S. 10-Year Ultra Future	13	12/19/2017	1,740,984	989
U.S. Treasury Ultra Bond Future	12	12/19/2017	1,977,375	20,973

Total				$72,409

Short position contracts:
90-Day Euro Future	60	12/16/2019	14,679,750	$4,224
Euro-BTP Future	13	12/07/2017	2,113,817	(67,279)
Euro-Bund Future	27	12/07/2017	5,118,640	(14,080)
U.S. Treasury 10-Year Note Future	43	12/19/2017	5,372,313	59,161
U.S. Treasury 2-Year Note Future	10	12/29/2017	2,153,594	7,823
U.S. Treasury 5-Year Note Future	42	12/29/2017	4,921,875	41,561
U.S. Treasury Long Bond Future	21	12/19/2017	3,201,844	42,183

Total				$73,593

Total futures contracts				$146,002

The accompanying notes are an integral part of these financial statements.

62

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

OTC Credit Default Swap Contracts Outstanding at October 31, 2017
	Counter- party	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Reference Entity
Credit default swaps on single-name issues:
Buy protection:
Intesa S.p.A.	BNP	EUR	300,000	(1.00%)	06/20/21	Quarterly	$2,463	$—	$(6,707)	$(9,170)
Standard Chartered Bank	CBK	EUR	470,000	(1.00%)	09/20/20	Quarterly	14,257	—	(11,399)	(25,656)
Wendel S.A.	BNP	EUR	150,000	(5.00%)	06/20/21	Quarterly	—	(21,730)	(29,982)	(8,252)

Total							$16,720	$(21,730)	$(48,088)	$(43,078)

Total single-name issues							$16,720	$(21,730)	$(48,088)	$(43,078)

Total OTC contracts							$16,720	$(21,730)	$(48,088)	$(43,078)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

OTC Interest Rate Swap Contracts Outstanding at October 31, 2017
	Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
Counterparty
BCLY	HICP	1.39% Fixed	EUR	590,000	08/15/27	Maturity	$—	$—	$(5,911)	$(5,911)
BNP	HICP	1.48% Fixed	EUR	1,250,000	01/23/27	Maturity	—	—	6,456	6,456
CBK	HICP	1.41% Fixed	EUR	592,000	08/15/27	Maturity	—	—	(4,596)	(4,596)
MSC	CPURNSA	2.33% Fixed	USD	2,700,000	01/23/27	Maturity	—	—	(61,876)	(61,876)

Total							$—	$—	$(65,927)	$(65,927)

Centrally Cleared Interest Rate Swap Contracts Outstanding at October 31, 2017
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Periodic Payment Frequency	Upfront Premiums Paid	Upfront Premiums Received	Value†	Unrealized Appreciation/ (Depreciation)
1.80% Fixed	3M LIBOR	USD	8,000,000	10/24/19	Semi-Annual	$—	$—	$(6)	$(6)
2.01% Fixed	3M LIBOR	USD	6,300,000	10/05/22	Semi-Annual	—	—	14,904	14,904
2.05% Fixed	3M LIBOR	USD	12,800,000	10/19/22	Semi-Annual	14,352	—	10,230	(4,122)
2.11% Fixed	3M LIBOR	USD	17,500,000	06/09/27	Semi-Annual	19,087	—	217,466	198,379
2.37% Fixed	3M LIBOR	USD	3,400,000	11/01/27	Semi-Annual	—	—	(9,611)	(9,611)
0.73% Fixed	6M EURIBOR	EUR	1,500,000	08/15/26	Annual	—	—	10,380	10,380
0.73% Fixed	6M EURIBOR	EUR	1,500,000	08/15/26	Semi-Annual	—	(5,748)	6,865	12,613

Total						$33,439	$(5,748)	$250,228	$222,537

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,240,000	ARS	70,215	USD	CBK	11/16/17	$—	$(704)
20,372,700	ARS	1,146,401	USD	JPM	11/16/17	—	(4,359)
15,696,400	ARS	888,811	USD	BOA	11/16/17	—	(8,910)
257,577	AUD	200,179	USD	CBK	11/16/17	—	(3,076)
5,633,800	BRL	1,791,351	USD	CBK	11/03/17	—	(70,063)
5,633,800	BRL	1,730,734	USD	CBK	12/04/17	—	(16,346)
474,400	CAD	377,442	USD	CBK	11/16/17	—	(9,669)
35,446,400	CZK	1,409,837	USD	BCLY	11/06/17	199,736	—
104,881,200	CZK	4,742,751	USD	SSG	11/16/17	22,087	—
65,989,900	CZK	2,985,212	USD	BCLY	11/16/17	12,763	—
34,710,300	CZK	1,568,827	USD	UBS	11/16/17	8,090	—

The accompanying notes are an integral part of these financial statements.

63

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
2,576,399	EUR	2,990,942	USD	SSG	11/03/17	$10,639	$—
2,710,896	EUR	3,147,079	USD	SSG	11/06/17	11,683	—
1,355,171	EUR	1,574,561	USD	CBK	11/09/17	4,755	—
1,417,845	EUR	1,643,273	USD	JPM	11/16/17	9,736	—
1,071,727	EUR	1,242,124	USD	JPM	11/16/17	7,359	—
30,000	EUR	35,357	USD	JPM	11/16/17	—	(382)
104,317	EUR	123,321	USD	JPM	11/16/17	—	(1,702)
130,000	EUR	153,630	USD	JPM	11/16/17	—	(2,068)
140,000	EUR	166,079	USD	CBK	11/16/17	—	(2,859)
470,000	EUR	552,581	USD	JPM	11/16/17	—	(4,627)
273,859	EUR	325,025	USD	JPM	11/16/17	—	(5,744)
253,377	GBP	335,012	USD	UBS	11/16/17	1,665	—
70,000	GBP	92,329	USD	JPM	11/16/17	684	—
100,589	GBP	132,998	USD	UBS	11/16/17	661	—
60,000	GBP	79,238	USD	UBS	11/16/17	488	—
2,161,850,000	IDR	159,464	USD	UBS	11/16/17	—	(277)
62,461,748,084	IDR	4,610,744	USD	JPM	11/16/17	—	(11,396)
174,276,500	INR	2,653,095	USD	JPM	11/16/17	31,739	—
9,920,000	JPY	87,295	USD	JPM	11/16/17	8	—
67,861,200	JPY	599,216	USD	CBK	11/16/17	—	(1,990)
67,855,600	JPY	600,174	USD	JPM	11/16/17	—	(2,997)
816,562,089	JPY	7,276,829	USD	JPM	11/16/17	—	(90,508)
893,493	MXN	46,687	USD	JPM	11/16/17	—	(218)
5,800,000	MXN	309,382	USD	CBK	11/16/17	—	(7,732)
67,252,307	MXN	3,595,188	USD	BCLY	11/16/17	—	(97,488)
2,450,000	MYR	578,786	USD	UBS	11/16/17	—	(491)
18,117,086	NOK	2,279,087	USD	CBK	11/16/17	—	(60,179)
201,800	TRY	52,715	USD	CBK	11/16/17	231	—
4,277,100	TRY	1,150,601	USD	BCLY	11/16/17	—	(28,421)
5,698,557	USD	7,324,435	AUD	SSG	11/16/17	93,741	—
200,624	USD	257,577	AUD	JPM	11/16/17	3,520	—
60,387	USD	76,917	AUD	CBK	11/16/17	1,529	—
1,737,540	USD	5,633,800	BRL	CBK	11/03/17	16,252	—
377,968	USD	474,000	CAD	JPM	11/16/17	10,505	—
2,983,295	USD	65,989,900	CZK	BCLY	11/03/17	—	(12,753)
4,740,607	USD	104,881,200	CZK	SSG	11/06/17	—	(21,906)
1,568,260	USD	34,710,300	CZK	UBS	11/09/17	—	(8,122)
2,211,168	USD	48,450,000	CZK	BCLY	11/16/17	10,045	—
3,285,458	USD	2,768,250	EUR	JPM	11/16/17	58,067	—
2,661,261	USD	2,242,316	EUR	JPM	11/16/17	47,035	—
2,205,788	USD	1,858,545	EUR	JPM	11/16/17	38,985	—
1,503,202	USD	1,266,900	EUR	SSG	11/16/17	26,174	—
1,976,059	USD	1,672,734	EUR	CBK	11/16/17	25,885	—
830,199	USD	705,505	EUR	CBK	11/16/17	7,680	—
630,794	USD	535,226	EUR	UBS	11/16/17	6,795	—
586,544	USD	498,446	EUR	CBK	11/16/17	5,426	—
540,824	USD	460,000	EUR	JPM	11/16/17	4,528	—
302,539	USD	256,704	EUR	UBS	11/16/17	3,259	—
212,671	USD	180,450	EUR	UBS	11/16/17	2,291	—
243,823	USD	207,201	EUR	CBK	11/16/17	2,255	—
164,599	USD	140,000	EUR	JPM	11/16/17	1,378	—
1,482,988	USD	1,273,700	EUR	JPM	11/16/17	—	(1,968)
1,575,135	USD	1,355,171	EUR	CBK	11/16/17	—	(4,804)
2,992,964	USD	2,576,399	EUR	SSG	11/16/17	—	(10,756)
3,148,725	USD	2,710,896	EUR	SSG	11/16/17	—	(11,800)
206,545	USD	156,214	GBP	UBS	11/16/17	—	(1,027)
184,658	USD	140,000	GBP	JPM	11/16/17	—	(1,369)
314,520	USD	240,000	GBP	CBK	11/16/17	—	(4,383)

The accompanying notes are an integral part of these financial statements.

64

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Foreign Currency Contracts Outstanding at October 31, 2017 - (continued)
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
1,809,261	USD	1,366,600	GBP	BNP	11/16/17	$—	$(6,625)
2,521,317	USD	1,906,925	GBP	UBS	11/16/17	—	(12,532)
7,734,875	USD	5,860,819	GBP	SSG	11/16/17	—	(52,759)
277,848	USD	210,436	GBP	UBS	11/27/17	—	(1,863)
3,449,048	USD	3,917,600,900	KRW	BNP	11/16/17	—	(47,977)
2,682,103	USD	51,109,350	MXN	BCLY	11/16/17	23,976	—
310,299	USD	5,800,000	MXN	CBK	11/16/17	8,649	—
893,800	USD	17,036,450	MXN	BNP	11/16/17	7,757	—
1,183,829	USD	9,548,419	SEK	UBS	11/16/17	42,251	—
598,423	USD	2,239,450	TRY	JPM	11/16/17	10,860	—
595,468	USD	2,239,450	TRY	JPM	11/16/17	7,906	—
3,331,115	USD	100,966,100	TWD	JPM	11/16/17	—	(19,001)
354,557	USD	4,761,360	ZAR	BCLY	11/16/17	18,785	—
15,581,000	ZAR	1,132,472	USD	BCLY	11/16/17	—	(33,696)

Total						$807,858	$(685,547)

Foreign Cross Currency Contracts Outstanding at October 31, 2017
Contract Amount		Counterparty	Delivery Date	Contract Amount		Unrealized Appreciation
AUD	621,370	JPM	11/16/17	CAD	620,001	$1,369
AUD	507,746	JPM	11/16/17	CAD	507,273	473
AUD	465,461	JPM	11/16/17	CAD	465,143	318
AUD	774,911	JPM	11/16/17	CAD	775,238	(327)
CZK	1,552,191	JPM	11/03/17	EUR	1,487,305	64,886
CZK	787,160	CBK	11/03/17	EUR	751,728	35,432
CZK	370,378	CBK	11/03/17	EUR	353,496	16,882
CZK	286,320	UBS	11/03/17	EUR	272,921	13,399
CZK	2,698,854	JPM	11/06/17	EUR	2,586,034	112,820
CZK	454,087	CBK	11/06/17	EUR	435,104	18,982
CZK	1,576,382	JPM	11/09/17	EUR	1,509,381	67,001
CZK	1,209,568	BCLY	11/16/17	EUR	1,199,005	10,563
EUR	1,191,671	JPM	11/16/17	CZK	1,194,185	(2,514)
NOK	1,205,311	JPM	11/16/17	EUR	1,207,025	(1,714)
NOK	1,742,568	JPM	11/16/17	EUR	1,759,927	(17,359)
NZD	889,308	JPM	11/16/17	AUD	886,336	2,972
SEK	898,164	JPM	11/16/17	EUR	898,173	(9)
SEK	590,462	JPM	11/16/17	EUR	591,182	(721)
SEK	592,265	JPM	11/16/17	EUR	593,228	(963)

Total						$321,490

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

65

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBK	Citibank NA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
TRY	Turkish Lira
TWD	Taiwanese Dollar
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
EURIBOR	Euro Interbank Offered Rate
FHLMC	Federal Home Loan Mortgage Corp.
HICP	Harmonised Index of Consumer Prices
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
PAC	Planned Amortization Class

The accompanying notes are an integral part of these financial statements.

66

Hartford Schroders Global Strategic Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$6,689,549	$—	$6,689,549	$—
Corporate Bonds	33,137,592	—	33,137,592	—
Foreign Government Obligations	6,768,507	—	6,768,507	—
U.S. Government Agencies	447,440	—	447,440	—
U.S. Government Securities	6,971,893	—	6,971,893	—
Short-Term Investments	3,327,003	3,327,003	—	—
Purchased Options	826,953	—	826,953	—
Foreign Currency Contracts(2)	1,152,955	—	1,152,955	—
Futures Contracts(2)	231,910	231,910	—	—
Swaps - Interest Rate(2)	242,732	—	242,732	—

Total	$59,796,534	$3,558,913	$56,237,621	$—

Liabilities
Foreign Currency Contracts(2)	$(709,154)	$—	$(709,154)	$—
Futures Contracts(2)	(85,908)	(85,908)	—	—
Swaps - Credit Default(2)	(43,078)	—	(43,078)	—
Swaps - Interest Rate(2)	(86,122)	—	(86,122)	—
Written Options	(161,932)	—	(161,932)	—

Total	$(1,086,194)	$(85,908)	$(1,000,286)	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

67

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2%
	Australia - 3.5%
176,641	Asaleo Care Ltd.	$200,332
53,588	ASX Ltd.	2,217,209
2,537,845	Beach Energy Ltd.	1,898,547
22,416	BGP Holdings plc(1)(2)(3)	—
145,054	BHP Billiton plc	2,626,295
302,951	BWP Trust REIT	717,251
18,469	Cedar Woods Properties Ltd.	80,995
424,898	Charter Hall Group REIT	1,889,096
162,304	Coca-Cola Amatil Ltd.	1,013,291
61,175	Collection House Ltd.	65,548
145,334	Computershare Ltd.	1,737,400
741,501	Cromwell Property Group REIT	567,592
7,355	DWS Ltd.	8,170
72,632	Folkestone Education Trust REIT	155,649
356,529	Fortescue Metals Group Ltd.	1,267,676
214,842	IPH Ltd.	963,457
244,870	Karoon Gas Australia Ltd.*	225,371
98,377	MACA Ltd.	157,604
74,290	Macquarie Group Ltd.	5,604,428
222,513	Medusa Mining Ltd.*	67,066
372,621	Metcash Ltd.	769,760
75,096	Mineral Resources Ltd.	1,002,137
228,593	Myer Holdings Ltd.	133,930
303,859	OZ Minerals Ltd.	1,876,351
2,646,937	Perseus Mining Ltd.*	644,215
177,322	Qantas Airways Ltd.	836,894
199,129	Retail Food Group Ltd.	670,976
464,358	Santos Ltd.*	1,604,591
105,525	Sirtex Medical Ltd.	1,105,118
800,681	South32 Ltd.	2,091,422
290,086	Southern Cross Media Group Ltd.	249,262
158,712	Super Retail Group Ltd.	944,864
3,328,147	Telstra Corp. Ltd.	9,032,541
476,820	TPG Telecom Ltd.	1,973,572
151,259	Woodside Petroleum Ltd.	3,565,630

		47,964,240

	Austria - 0.5%
9,690	Agrana Beteiligungs AG	1,201,374
21,456	Andritz AG	1,213,161
14,747	EVN AG	232,762
3,773	Lenzing AG	510,696
20,900	Oesterreichische Post AG	928,089
62,540	Raiffeisen Bank International AG*	2,174,899

		6,260,981

	Belgium - 0.3%
141,302	AGFA-Gevaert N.V.*	663,891
16,290	EVS Broadcast Equipment S.A.	612,208
87,547	Proximus SADP	2,907,121
1,755	Sofina S.A.	263,921

		4,447,141

	Brazil - 1.3%
102,900	Alupar Investimento S.A. UNIT	567,770
62,379	Banco BTG Pactual S.A. UNIT	419,699
181,900	CCR S.A.	1,012,007
167,700	Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,529,424
50,200	Cia de Saneamento de Minas Gerais-COPASA	604,616
80,200	Cia Energetica de Sao Paulo Class B,	318,711
224,360	Cielo S.A.	1,534,918

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Brazil - 1.3% - (continued)
380,300	EDP - Energias do Brasil S.A.	$1,674,050
169,400	Engie Brasil Energia S.A.	1,853,856
81,600	Grendene S.A.	686,215
49,800	Multiplus S.A.	578,486
159,200	Petroleo Brasileiro S.A. ADR*	1,631,800
165,000	Petroleo Brasileiro S.A. ADR*	1,757,250
6,931	PPLA Participations Ltd. UNIT*	3,856
156,800	QGEP Participacoes S.A.	405,026
143,900	Qualicorp S.A.	1,539,602
204,600	Transmissora Alianca de Energia Eletrica S.A. UNIT	1,282,151

		17,399,437

	Cambodia - 0.0%
170,000	NagaCorp Ltd.	137,349

	Canada - 4.8%
202,600	Advantage Oil & Gas Ltd.*	1,072,597
489,400	Athabasca Oil Corp.*	440,047
144,000	BCE, Inc.	6,649,159
163,600	Birchcliff Energy Ltd.	665,762
131,400	Bonavista Energy Corp.	279,076
163,500	Cameco Corp.	1,328,176
16,600	Canadian Real Estate Investment Trust REIT	599,612
7,800	Canfor Pulp Products, Inc.	85,189
175,000	Cardinal Energy Ltd.	651,112
34,200	Celestica, Inc.*	343,299
157,800	Cenovus Energy, Inc.	1,531,398
258,900	Centerra Gold, Inc.*	1,757,975
42,500	CGI Group, Inc. Class A*	2,258,255
81,600	CI Financial Corp.	1,814,036
27,700	Cogeco Communications, Inc.	1,991,454
14,600	Cogeco, Inc.	995,213
89,800	Corus Entertainment, Inc. Class B	833,196
110,000	Crescent Point Energy Corp.	904,659
250,100	Crew Energy, Inc.*	847,172
200	E-L Financial Corp. Ltd.	128,209
248,700	Eldorado Gold Corp.	312,297
62,100	Enbridge Income Fund Holdings, Inc.	1,447,444
87,800	Ensign Energy Services, Inc.	451,897
71,300	First Quantum Minerals Ltd.	797,503
64,500	Genworth MI Canada, Inc.	2,004,345
9,500	George Weston Ltd.	797,644
67,100	Gluskin Sheff + Associates, Inc.	839,465
33,400	Goldcorp, Inc.	436,237
15,200	Granite Real Estate Investment Trust REIT	587,216
95,600	Hudbay Minerals, Inc.	710,646
234,200	Husky Energy, Inc.*	3,035,287
24,600	IGM Financial, Inc.	867,035
26,600	Imperial Oil Ltd.	862,474
59,800	Linamar Corp.	3,628,513
45,100	Magna International, Inc.	2,460,381
55,300	Manulife Financial Corp.	1,111,915
75,600	Medical Facilities Corp.	824,504
1,300	Morguard Real Estate Investment Trust REIT	14,359
235,300	Nevsun Resources Ltd.	554,462
29,600	North West Co., Inc.	722,276
190,300	Pengrowth Energy Corp.*	213,887
97,900	Sun Life Financial, Inc.	3,813,251
498,100	Surge Energy, Inc.	833,963
102,400	Teck Resources Ltd. Class B	2,092,291
89,000	TELUS Corp.	3,223,068

The accompanying notes are an integral part of these financial statements.

68

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Canada - 4.8% - (continued)
78,680	Teranga Gold Corp.*	$159,787
89,000	Tourmaline Oil Corp.*	1,628,781
85,200	Transcontinental, Inc. Class A	1,891,425
97,500	Turquoise Hill Resources Ltd.*	297,768
297,700	Western Forest Products, Inc.	604,584
74,500	Westshore Terminals Investment Corp.	1,421,165
159,300	Whitecap Resources, Inc.	1,143,414

		64,964,880

	Chile - 0.6%
1,449,408	Aguas Andinas S.A. Class A	944,296
327,600	Enel Americas S.A. ADR	3,472,560
137,700	Enel Chile S.A.	811,053
2,835,753	Enel Generacion Chile S.A.	2,472,714

		7,700,623

	China - 4.1%
3,097,000	Agricultural Bank of China Ltd. Class H	1,458,665
694,000	Anhui Conch Cement Co., Ltd. Class H	2,972,883
4,304,000	Bank of China Ltd. Class H	2,150,979
30,000	Baoye Group Co., Ltd. Class H*	21,112
1,840,000	Beijing Capital International Airport Co., Ltd. Class H	3,021,505
4,380,000	China BlueChemical Ltd. Class H	1,309,210
2,352,000	China Communications Services Corp. Ltd. Class H	1,427,383
2,400,000	China Construction Bank Corp. Class H	2,144,916
742,000	China Galaxy Securities Co., Ltd. Class H	646,756
4,926,000	China Petroleum & Chemical Corp. Class H	3,617,251
827,500	China Shenhua Energy Co., Ltd. Class H	1,979,602
306,000	China Shineway Pharmaceutical Group Ltd.	286,806
1,016,000	China Suntien Green Energy Corp. Ltd. Class H	288,095
80,000	China Taifeng Beddings Holdings Ltd.*(1)(2)(3)	—
903,000	CNOOC Ltd.	1,232,950
1,580,000	Dongfeng Motor Group Co., Ltd. Class H	2,168,850
252,000	ENN Energy Holdings Ltd.	1,849,254
450,000	Guangzhou Automobile Group Co., Ltd. Class H	1,119,068
455,000	Haitian International Holdings Ltd.	1,362,528
187,500	Hengan International Group Co., Ltd.	1,849,006
486,000	Hua Hong Semiconductor Ltd.(4)	849,504
3,503,000	Industrial & Commercial Bank of China Ltd. Class H	2,787,215
1,552,000	Jiangsu Expressway Co., Ltd. Class H	2,379,494
515,500	Longfor Properties Co., Ltd.	1,204,169
3,993,000	Lonking Holdings Ltd.	1,796,652
772,000	Shenzhen Expressway Co., Ltd. Class H	789,618
5,364,000	Sihuan Pharmaceutical Holdings Group Ltd.	1,940,522
477,000	Sinopec Engineering Group Co., Ltd. Class H	409,046
745,000	Sinotrans Ltd. Class H	358,123
332,000	Sinotruk Hong Kong Ltd.	441,496
2,239,000	Want Want China Holdings Ltd.	1,833,122
985,000	Weichai Power Co., Ltd. Class H	1,226,546
4,334,000	West China Cement Ltd.*	689,005
122,000	Xingda International Holdings Ltd.	46,603
3,632,700	Yangzijiang Shipbuilding Holdings Ltd.	4,196,713
19,408	YY, Inc. ADR*	1,754,289
2,168,000	Zhejiang Expressway Co., Ltd. Class H	2,681,048

		56,289,984

	Denmark - 1.3%
173,405	Novo Nordisk A/S Class B	8,633,631
16,708	Pandora A/S	1,577,681

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Denmark - 1.3% - (continued)
169,661	Scandinavian Tobacco Group AS Class A(4)	$2,868,295
80,953	Spar Nord Bank A/S	1,029,604
70,585	Sydbank AS	2,755,529
15,149	Vestas Wind Systems A/S	1,337,426

		18,202,166

	Finland - 0.7%
35,055	Kone Oyj Class B	1,897,317
42,224	Nokian Renkaat Oyj	1,935,850
23,795	Sampo Oyj Class A	1,245,189
47,819	Technopolis Oyj	215,484
9,744	Tieto Oyj	298,328
151,662	UPM-Kymmene Oyj	4,554,752

		10,146,920

	France - 5.4%
31,635	ABC arbitrage	228,137
4,294	Altamir	77,429
27,838	Amundi S.A.(4)	2,359,302
176,779	AXA S.A.	5,336,673
58,010	BNP Paribas S.A.	4,527,647
1,324	Boiron S.A.	119,525
29,874	Cie Generale des Etablissements Michelin	4,324,153
90,477	Coface S.A.*	988,577
92,732	Edenred	2,673,338
64,280	Engie S.A.	1,086,458
5,158	Eramet*	424,802
24,500	Euler Hermes Group	2,842,279
16,495	Eutelsat Communications S.A.	413,166
36,255	Faurecia	2,635,570
9,355	FFP	1,125,132
12,570	IPSOS	464,596
2,677	Linedata Services	122,081
94,407	Metropole Television S.A.	2,182,565
3,077	MGI Coutier	125,018
79,897	Neopost S.A.	2,945,054
68,769	Peugeot S.A.	1,631,582
53,569	Plastic Omnium S.A.	2,233,695
95,281	Publicis Groupe S.A.	6,202,108
11,481	Safran S.A.	1,209,205
73,766	Sanofi	6,984,648
33,569	Schneider Electric SE*	2,949,412
26,857	Societe BIC S.A.	2,835,850
109,897	Societe Generale S.A.	6,116,259
106,975	Total S.A.	5,962,582
26,623	Valeo S.A.	1,802,488

		72,929,331

	Gabon - 0.0%
655	Total Gabon	107,274

	Georgia - 0.0%
13,246	BGEO Group plc	625,518

	Germany - 3.1%
16,357	BASF SE	1,788,692
33,981	Bayer AG	4,420,208
1,505	Bijou Brigitte AG	94,141
124,663	Commerzbank AG*	1,727,592
12,601	Continental AG	3,206,880
83,717	Covestro AG(4)	8,047,677
22,767	CTS Eventim AG & Co. KGaA	941,700
199,630	Deutsche Bank AG	3,271,773
21,628	Deutsche Boerse AG	2,239,901

The accompanying notes are an integral part of these financial statements.

69

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Germany - 3.1% - (continued)
49,364	Deutsche Euroshop AG	$1,804,237
15,118	Deutsche Lufthansa AG	485,709
10,133	Hamburger Hafen und Logistik AG	323,605
63,579	K+S AG	1,545,719
6,750	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	1,515,390
71,011	ProSiebenSat.1 Media SE	2,501,268
72,075	RWE AG*	1,812,243
15,004	Siemens AG	2,155,065
24,789	Software AG	1,262,146
37,674	Suedzucker AG	746,581
82,331	Uniper SE	2,313,385

		42,203,912

	Greece - 0.1%
19,388	Hellenic Petroleum S.A.	171,197
37,354	JUMBO S.A.	600,463
142,374	Piraeus Bank S.A.*	409,568

		1,181,228

	Hong Kong - 4.0%
606,000	Allied Properties HK Ltd.	129,062
221,016	Asian Citrus Holdings Ltd.*(1)(2)(3)	12,239
467,500	BOC Hong Kong Holdings Ltd.	2,227,713
606,000	Champion REIT	437,350
46,100	Champion Technology Holdings Ltd.*	6,027
510,000	China Lumena New Materials Corp.*(1)(2)(3)	—
222,500	China Mobile Ltd.	2,237,986
1,578,000	China Resources Cement Holdings Ltd.	1,066,569
494,000	China Resources Gas Group Ltd.	1,809,540
25,000	Chong Hing Bank Ltd.	51,226
117,000	CK Asset Holdings Ltd.	962,890
153,000	CK Infrastructure Holdings Ltd.	1,332,182
276,000	CLP Holdings Ltd.	2,809,110
810,000	CSI Properties Ltd.	41,568
401,200	Dah Sing Banking Group Ltd.	887,894
111,600	Dah Sing Financial Holdings Ltd.	749,960
285,000	Emperor Entertainment Hotel Ltd.	69,050
1,352,000	First Pacific Co., Ltd.	1,029,415
424,000	Giordano International Ltd.	239,715
1,354,000	Guangdong Investment Ltd.	1,961,687
250,000	Hang Lung Group Ltd.	878,419
493,000	Hang Lung Properties Ltd.	1,132,063
6,811	Hanison Construction Holdings Ltd.	1,258
135,917	Henderson Land Development Co., Ltd.	886,980
830,000	HKT Trust & HKT Ltd. UNIT	1,013,908
667,500	Hongkong & Shanghai Hotels Ltd. (The)	1,087,591
137,400	Hongkong Land Holdings Ltd.	996,545
134,000	Hopewell Holdings Ltd.	514,539
190,000	Hysan Development Co., Ltd.	918,004
154,787	I-CABLE Communications Ltd.*	4,849
204,500	Kerry Properties Ltd.	920,311
873,000	Kingboard Chemical Holdings Ltd.	5,180,430
1,484,000	Kunlun Energy Co., Ltd.	1,376,237
10,020	Lai Sun Development Co., Ltd.	18,118
777,000	NWS Holdings Ltd.	1,572,643
3,533,000	PCCW Ltd.	1,947,967
63,000	Prosperity REIT	26,899
68,000	Qingling Motors Co., Ltd. Class H	23,099
855,000	Shanghai Industrial Holdings Ltd.	2,626,531
4,822,000	Shougang Fushan Resources Group Ltd.	1,039,609

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Hong Kong - 4.0% - (continued)
254,000	Sino Land Co., Ltd.	$437,779
184,000	SmarTone Telecommunications Holdings Ltd.	229,092
20,000	Soundwill Holdings Ltd.	43,285
113,000	Sun Hung Kai Properties Ltd.	1,848,611
206,000	Sunlight Real Estate Investment Trust REIT	139,720
79,000	Swire Pacific Ltd. Class A	780,684
567,600	Swire Properties Ltd.	1,918,045
41,000	TAI Cheung Holdings Ltd.	47,327
198,000	Texwinca Holdings Ltd.	119,562
374,000	Wharf Holdings Ltd.	3,406,446
201,000	Wheelock & Co., Ltd.	1,400,255
3,628,000	Xinyi Glass Holdings Ltd.*	3,515,613
28,000	Yuexiu Transport Infrastructure Ltd.	20,543

		54,134,145

	Hungary - 0.4%
171,728	MOL Hungarian Oil & Gas plc	2,056,560
66,572	OTP Bank plc	2,683,897

		4,740,457

	India - 0.5%
403,100	Infosys Ltd. ADR	5,986,035
49,600	Vedanta Ltd. ADR	1,021,760

		7,007,795

	Indonesia - 1.2%
4,812,500	Bank Negara Indonesia Persero Tbk PT	2,697,740
1,206,600	Bank Pembangunan Daerah Jawa Timur Tbk PT	61,841
2,342,400	Bank Rakyat Indonesia Persero Tbk PT	2,694,930
1,837,000	Panin Financial Tbk PT*	31,965
9,077,900	Perusahaan Gas Negara Persero Tbk	1,231,719
7,986,000	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	889,133
1,303,900	Tambang Batubara Bukit Asam Persero Tbk PT	1,103,488
15,031,900	Telekomunikasi Indonesia Persero Tbk PT	4,485,020
1,312,700	United Tractors Tbk PT	3,356,156

		16,551,992

	Ireland - 0.2%
115,641	Allied Irish Banks plc	683,490
263,507	Bank of Ireland Group plc*	2,065,133
45,739	C&C Group plc	156,960

		2,905,583

	Isle Of Man - 0.3%
274,921	Playtech plc	3,592,309

	Israel - 1.6%
499,083	Bank Hapoalim BM	3,533,612
468,638	Bank Leumi Le-Israel BM	2,590,516
247,874	Bezeq The Israeli Telecommunication Corp. Ltd.	370,130
55,360	Clal Insurance Enterprises Holdings Ltd.*	1,062,074
10,220	FIBI Holdings Ltd.	238,163
40,999	First International Bank Of Israel Ltd.	778,239
133,596	Harel Insurance Investments & Financial Services Ltd.	913,273
235,961	Israel Discount Bank Ltd. Class A*	626,804
35,300	Ituran Location and Control Ltd.	1,253,150
23,753	Kerur Holdings Ltd.	722,456
20,804	Menora Mivtachim Holdings Ltd.	257,358
1,392,284	Migdal Insurance & Financial Holding Ltd.	1,617,165

The accompanying notes are an integral part of these financial statements.

70

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Israel - 1.6% - (continued)
228,776	Phoenix Holdings Ltd. (The)*	$1,131,451
17,000	Taro Pharmaceutical Industries Ltd.*	1,911,140
367,100	Teva Pharmaceutical Industries Ltd. ADR	5,065,980

		22,071,511

	Italy - 2.3%
685,671	A2A S.p.A.	1,177,517
61,136	ACEA S.p.A.	995,575
123,811	Ascopiave S.p.A.	520,062
103,565	ASTM S.p.A.	2,872,801
116,195	Atlantia S.p.A.	3,788,025
24,327	Azimut Holding S.p.A.	480,200
247,903	Banca Mediolanum S.p.A.	2,112,249
194,636	Enel S.p.A.	1,207,068
317,672	Eni S.p.A.	5,193,305
380,256	Hera S.p.A.	1,223,311
13,057	La Doria S.p.A.	247,610
572,626	Mediobanca S.p.A.	6,272,739
106,168	Societa Cattolica di Assicurazioni S.c.r.l.	1,150,747
27,401	Societa Iniziative Autostradali e Servizi S.p.A.	466,323
111,160	Sogefi S.p.A.*	543,917
996,704	Telecom Italia S.p.A.*	862,429
38,546	UniCredit S.p.A.*	736,638
57,888	Vittoria Assicurazioni S.p.A.	809,844

		30,660,360

	Japan - 17.4%
11,600	ABC-Mart, Inc.	585,138
3,300	Achilles Corp.	66,578
33,300	ADEKA Corp.	575,184
19,400	Aica Kogyo Co., Ltd.	673,937
5,800	Aichi Bank Ltd.	357,372
1,300	Aichi Steel Corp.	52,715
15,800	Ajis Co., Ltd.	339,572
3,000	Akita Bank Ltd.	96,004
3,400	Amiyaki Tei Co., Ltd.	159,259
34,800	Aozora Bank Ltd.	1,362,134
34,500	Arakawa Chemical Industries Ltd.	836,213
2,200	Arcland Sakamoto Co., Ltd.	35,958
26,900	Arisawa Manufacturing Co., Ltd.	244,574
3,300	Asahi Broadcasting Corp.	27,001
144,000	Asahi Kasei Corp.	1,743,800
697,300	Astellas Pharma, Inc.	9,280,265
1,900	Atsugi Co., Ltd.	21,628
172,000	Awa Bank Ltd.	1,166,779
1,500	Bando Chemical Industries Ltd.	16,549
49,000	Bank of Kyoto Ltd.	2,573,338
42,900	BML, Inc.	949,709
179,400	Bridgestone Corp.	8,570,003
12,000	Bunka Shutter Co., Ltd.	102,263
300	C Uyemura & Co., Ltd.	18,597
6,200	Canon Electronics, Inc.	139,517
1,000	Central Automotive Products Ltd.	16,272
49,900	Central Japan Railway Co.	9,064,167
229,000	Chiba Bank Ltd.	1,755,421
11,000	Chugoku Marine Paints Ltd.	93,460
2,200	Cleanup Corp.	17,517
337,400	COOKPAD, Inc.	2,264,012
3,100	Corona Corp.	37,016
486,900	Daicel Corp.	6,079,243
7,000	Daiichi Jitsugyo Co., Ltd.	205,730

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Japan - 17.4% - (continued)
15,600	Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	$226,504
125,300	Daikyonishikawa Corp.	2,129,289
1,800	Dainichi Co., Ltd.	13,370
26,900	Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	1,231,825
11,000	Daiwa Industries Ltd.	123,565
25,600	DIC Corp.	950,266
27,600	DTS Corp.	828,255
8,700	Eagle Industry Co., Ltd.	169,013
6,000	Eidai Co., Ltd.	29,553
73,200	Feed One Co., Ltd.	189,620
23,900	First Bank of Toyama Ltd.	125,658
53,700	FJ Next Co., Ltd.	459,949
181,400	Fudo Tetra Corp.	309,292
2,400	Fuji Kosan Co., Ltd.	12,825
9,000	Fujibo Holdings, Inc.	284,139
47,500	FUJIFILM Holdings Corp.	1,943,120
8,400	Fujikura Kasei Co., Ltd.	52,986
7,200	Fujimori Kogyo Co., Ltd.	249,054
1,600	Fujishoji Co., Ltd.	16,738
2,800	Fujitsu Frontech Ltd.	49,047
106,800	Fujitsu General Ltd.	2,042,549
1,100	FuKoKu Co., Ltd.	10,732
14,200	G-Tekt Corp.	304,055
2,400	Gendai Agency, Inc.	11,630
11,600	Geo Holdings Corp.	188,831
770,400	GungHo Online Entertainment, Inc.	2,073,201
117,000	Gunma Bank Ltd.	753,225
237,400	Hachijuni Bank Ltd.	1,486,709
5,800	Hagihara Industries, Inc.	100,723
5,400	Hakudo Co., Ltd.	107,641
37,600	Hamakyorex Co., Ltd.	1,055,110
38,600	Haseko Corp.	560,527
29,400	Heiwa Corp.	542,128
2,800	HI-LEX Corp.	70,828
36,300	Honda Motor Co., Ltd.	1,137,535
18,100	Hosokawa Micron Corp.	1,146,863
10,400	I-O Data Device, Inc.	104,366
10,500	Imasen Electric Industrial	135,736
18,800	Inaba Denki Sangyo Co., Ltd.	825,246
663,400	Inpex Corp.	7,103,146
63,100	ITOCHU Corp.	1,105,300
1,400	Iwatsu Electric Co., Ltd.	10,390
280,900	Iyo Bank Ltd.	2,424,911
3,900	Japan Foundation Engineering Co., Ltd.	13,935
62,100	Japan Petroleum Exploration Co., Ltd.	1,281,450
219,000	Japan Post Bank Co., Ltd.	2,773,594
90,200	Japan Tobacco, Inc.	2,985,636
60,600	JSR Corp.	1,174,723
14,100	Kaga Electronics Co., Ltd.	422,466
119,000	Kajima Corp.	1,234,207
50,900	Kaken Pharmaceutical Co., Ltd.	2,579,507
6,200	Kanamoto Co., Ltd.	203,831
38,400	Kanematsu Electronics Ltd.	1,198,340
302,800	KDDI Corp.	8,067,390
12,300	Keihin Corp.	226,765
22,800	Kimoto Co., Ltd.	56,561
40,400	Kitz Corp.	346,162
2,000	Koatsu Gas Kogyo Co., Ltd.	15,116
23,700	Konishi Co., Ltd.	412,416
90,800	Kumiai Chemical Industry Co., Ltd.	617,338

The accompanying notes are an integral part of these financial statements.

71

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Japan - 17.4% - (continued)
285,000	Kurabo Industries Ltd.	$826,734
134,200	Kuraray Co., Ltd.	2,643,010
4,000	Kuriyama Holdings Corp.	68,007
1,900	Kyodo Printing Co., Ltd.	63,304
31,200	Kyokuto Kaihatsu Kogyo Co., Ltd.	558,725
42,000	Lawson, Inc.	2,742,549
22,600	Lintec Corp.	628,096
77,000	Maeda Road Construction Co., Ltd.	1,658,180
900	Maezawa Kyuso Industries Co., Ltd.	14,769
5,700	Mars Engineering Corp.	116,109
19,000	Mazda Motor Corp.	274,279
42,700	MCJ Co., Ltd.	449,334
2,900	Meiko Network Japan Co., Ltd.	33,605
9,000	Melco Holdings, Inc.	282,517
2,900	Mie Bank Ltd.	69,404
54,400	Miraca Holdings, Inc.	2,531,069
3,100	Mitani Corp.	122,940
1,300	Mitani Sekisan Co., Ltd.	31,481
62,100	Mitsubishi Gas Chemical Co., Inc.	1,519,131
1,800	Mitsubishi Research Institute, Inc.	53,337
157,200	Mitsubishi Tanabe Pharma Corp.	3,459,875
216,300	Mitsubishi UFJ Financial Group, Inc.	1,467,194
14,000	Mitsuboshi Belting Ltd.	174,800
36,600	Mitsui Chemicals, Inc.	1,120,162
4,200	Mitsui Sugar Co., Ltd.	143,676
65,900	Mixi, Inc.	3,212,749
3,900	Murakami Corp.	114,217
2,600	Natoco Co., Ltd.	31,126
250,100	Nexon Co., Ltd.*	6,727,472
149,300	NHK Spring Co., Ltd.	1,708,607
4,000	Nichireki Co., Ltd.	50,567
8,360	Nichirin Co., Ltd.	305,069
110,900	Nihon Nohyaku Co., Ltd.	642,173
33,000	Nippo Corp.	689,060
10,200	Nippon Electric Glass Co., Ltd.	416,452
6,000	Nippon Hume Corp.	41,502
2,900	Nippon Road Co., Ltd.	167,091
189,500	Nippon Telegraph & Telephone Corp.	9,161,855
46,600	Nishio Rent All Co., Ltd.	1,627,191
5,200	Nitta Corp.	214,486
11,600	Nittetsu Mining Co., Ltd.	860,227
19,200	Nitto Kogyo Corp.	329,087
19,000	Nitto Seiko Co., Ltd.	110,106
102,500	NOF Corp.	2,962,281
427,600	Nomura Holdings, Inc.	2,447,056
382,000	NTT DOCOMO, Inc.	9,251,560
129,000	Oji Holdings Corp.	756,070
3,500	Okinawa Cellular Telephone Co.	121,364
103,000	Okura Industrial Co., Ltd.	698,191
15,200	Osaka Organic Chemical Industry Ltd.	182,031
2,800	Pack Corp.	97,294
9,400	Paramount Bed Holdings Co., Ltd.	414,532
36,000	Piolax, Inc.	995,940
46,700	Press Kogyo Co., Ltd.	262,675
1,100	Riken Corp.	57,221
1,800	Sakai Chemical Industry Co., Ltd.	45,014
15,200	San-A Co., Ltd.	699,477
2,000	Sanko Metal Industrial Co., Ltd.	72,335
13,700	Sansei Technologies, Inc.	116,310
2,000	Sansha Electric Manufacturing Co., Ltd.	22,070
6,600	Sanyo Denki Co., Ltd.	438,329

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Japan - 17.4% - (continued)
66,600	Secom Co., Ltd.	$5,071,063
29,200	Sekisui Jushi Corp.	652,169
19,100	Shikoku Chemicals Corp.	317,877
12,100	Shimamura Co., Ltd.	1,348,039
97,200	Shin-Etsu Polymer Co., Ltd.	1,039,640
70,600	Shinnihon Corp.	627,531
132,200	Shinsei Bank Ltd.	2,230,975
178,000	Shizuoka Bank Ltd.	1,732,227
81,600	Sinko Industries Ltd.	1,328,566
9,400	Sintokogio Ltd.	109,397
3,600	SNT Corp.	24,206
39,200	Sodick Co., Ltd.	537,468
94,300	Sony Corp.	3,945,010
73,500	Sony Financial Holdings, Inc.	1,221,091
4,200	St Marc Holdings Co., Ltd.	126,914
37,700	Studio Alice Co., Ltd.	872,204
186,900	Subaru Corp.	6,457,225
5,200	Sumitomo Densetsu Co., Ltd.	105,433
40,900	Sumitomo Mitsui Financial Group, Inc.	1,638,565
110,900	Sumitomo Rubber Industries Ltd.	2,105,737
33,600	Sumitomo Seika Chemicals Co., Ltd.	1,785,065
3,000	Suncall Corp.	18,776
58,200	Suzuki Motor Corp.	3,187,804
1,200	T&K Toka Co., Ltd.	13,972
4,900	Tachi-S Co., Ltd.	92,040
78,000	Taisei Corp.	4,321,745
6,800	Takara Standard Co., Ltd.	116,262
73,400	Takasago Thermal Engineering Co., Ltd.	1,292,379
31,500	Takeuchi Manufacturing Co., Ltd.	657,676
5,700	Takisawa Machine Tool Co., Ltd.	103,985
19,000	Tayca Corp.	447,239
169,300	Toagosei Co., Ltd.	2,195,692
1,800	Tokai Corp.	80,798
86,800	TOKAI Holdings Corp.	694,011
7,130	Token Corp.	859,754
4,400	Tokyo Tekko Co., Ltd.	83,238
287,000	Toshiba TEC Corp.	1,673,828
246,000	Tosoh Corp.	5,308,860
36,100	Towa Bank Ltd.	383,332
38,000	Toyo Ink SC Holdings Co., Ltd.	223,790
9,300	Toyo Machinery & Metal Co., Ltd.	71,537
67,300	Toyota Boshoku Corp.	1,355,268
31,800	TPR Co., Ltd.	1,124,208
23,900	TS Tech Co., Ltd.	855,951
131,000	Tsubakimoto Chain Co.	1,128,938
41,100	Unipres Corp.	1,109,691
3,100	Utoc Corp.	14,589
92,000	Wakita & Co., Ltd.	1,131,750
12,900	Yahagi Construction Co., Ltd.	116,826
129,000	Yamanashi Chuo Bank Ltd.	574,535
22,900	Yamazen Corp.	261,819
3,000	Yodogawa Steel Works Ltd.	87,869
18,700	Yorozu Corp.	380,455
7,000	Yuasa Trading Co., Ltd.	258,077

		236,435,982

	Luxembourg - 0.2%
32,692	RTL Group S.A.	2,429,036

	Malaysia - 0.4%
48,400	AFFIN Holdings Bhd	29,268
606,800	AMMB Holdings Bhd	613,643

The accompanying notes are an integral part of these financial statements.

72

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Malaysia - 0.4% - (continued)
63,800	British American Tobacco Malaysia Bhd	$590,755
505,500	Genting Bhd	1,080,548
35,200	Lingkaran Trans Kota Holdings Bhd	48,973
91,700	Padini Holdings Bhd	102,238
1,413,000	Petronas Chemicals Group Bhd	2,459,858
513,900	Westports Holdings Bhd	450,827

		5,376,110

	Mexico - 0.5%
1,303,700	Gentera S.A.B. de C.V.	1,319,221
262,734	Grupo Aeroportuario del Centro Norte S.A.B. de C.V.	1,327,254
8,500	Grupo Aeroportuario del Pacifico S.A.B. de C.V. ADR	806,820
194,000	Grupo Financiero Banorte S.A.B. de C.V. Series O	1,149,525
764,300	Grupo Financiero Inbursa S.A.B. de C.V.	1,314,779
39,080	Promotora y Operadora de Infraestructura S.A.B. de C.V.	371,603
50	Urbi Desarrollos Urbanos S.A.B. de C.V.*	19

		6,289,221

	Netherlands - 1.2%
18,625	Aegon N.V.	109,959
100,345	BinckBank N.V.	511,441
39,315	Euronext N.V.(4)	2,334,945
31,528	Gemalto N.V.	1,247,732
127,365	Koninklijke Ahold Delhaize N.V.	2,396,773
9,287	Koninklijke Vopak N.V.	401,970
59,577	NN Group N.V.	2,494,937
55,672	Royal Dutch Shell plc Class A	1,752,543
117,336	Royal Dutch Shell plc Class A	3,694,647
34,107	Royal Dutch Shell plc Class B	1,098,152

		16,043,099

	New Zealand - 0.2%
66,740	SKY Network Television Ltd.	114,227
458,749	Trade Me Group Ltd.	1,416,703
598,948	Trade Me Group Ltd.	1,838,817

		3,369,747

	Norway - 2.0%
199,150	Austevoll Seafood ASA	1,993,360
294,610	Kvaerner ASA*	563,738
503,758	Leroy Seafood Group ASA	3,025,298
269,223	Marine Harvest ASA*	5,257,232
97,226	Salmar ASA	2,898,790
100,425	SpareBank 1 Nord Norge	793,151
454,956	Telenor ASA	9,660,418
100,950	TGS Nopec Geophysical Co. ASA	2,320,862

		26,512,849

	Philippines - 0.3%
9,375,100	DMCI Holdings, Inc.	2,785,744
57,400	Manila Electric Co.	324,442
474,850	Metropolitan Bank & Trust Co.	796,832

		3,907,018

	Poland - 0.5%
41,373	Enea S.A.	158,334
30,268	Grupa Azoty S.A.	607,031
27,787	KGHM Polska Miedz S.A.	939,226
65,624	Polski Koncern Naftowy Orlen S.A.	2,321,089

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Poland - 0.5% - (continued)
1,333,003	Polskie Gornictwo Naftowe i Gazownictwo S.A.	$2,449,620

		6,475,300

	Russia - 1.1%
716,890	Gazprom PJSC ADR	3,079,340
67,918	Globaltrans Investment plc GDR	627,562
41,406	Lukoil PJSC ADR	2,199,419
38,502	Lukoil PJSC ADR	2,041,761
118,500	Mobile TeleSystems PJSC ADR	1,257,285
193,509	RusHydro PJSC ADR	265,107
630,174	Surgutneftegas OJSC ADR	3,149,549
65,136	Tatneft PJSC ADR	2,932,131

		15,552,154

	Singapore - 1.4%
14,100	Boustead Projects Ltd.	8,999
226,600	Cache Logistics Trust REIT	136,316
566,600	CapitaLand Commerical Trust REIT	721,717
676,200	CapitaLand Ltd.	1,821,001
492,100	CapitaLand Mall Trust REIT	729,523
493,500	CapitaLand Retail China Trust REIT	600,990
19,400	China Yuchai International Ltd.	432,620
891,000	ComfortDelGro Corp. Ltd.	1,320,869
299,100	First Resources Ltd.	432,373
18,400	Jardine Cycle & Carriage Ltd.	532,063
830,400	M1 Ltd.	1,096,590
639,300	Mapletree Greater China Commercial Trust REIT	551,128
734,200	Mapletree Industrial Trust REIT	1,044,933
209,000	Singapore Exchange Ltd.	1,176,185
1,057,800	Singapore Telecommunications Ltd.	2,926,373
1,081,000	Singapore Telecommunications Ltd.	2,974,874
329,187	UMS Holdings Ltd.	254,773
54,400	United Overseas Bank Ltd.	982,774
49,000	UOL Group Ltd.	324,951
245,300	Wing Tai Holdings Ltd.	431,860
386,400	Yanlord Land Group Ltd.	507,750

		19,008,662

	South Africa - 2.1%
97,576	AECI Ltd.	729,400
16,191	Assore Ltd.	354,115
273,345	Barclays Africa Group Ltd.	2,707,771
94,332	Exxaro Resources Ltd.	958,615
321,500	Harmony Gold Mining Co., Ltd. ADR	556,195
386,356	Impala Platinum Holdings Ltd.*	1,072,048
642,315	Investec plc	4,395,114
108,649	Kumba Iron Ore Ltd.	2,090,357
1,048,541	MMI Holdings Ltd.	1,394,223
146,596	Mondi plc	3,545,308
78,276	Reunert Ltd.	384,993
772,370	RMB Holdings Ltd.	3,414,591
224,627	Sanlam Ltd.	1,124,340
65,969	Tiger Brands Ltd.	1,801,723
353,148	Truworths International Ltd.	1,882,290
189,566	Vodacom Group Ltd.	2,060,191

		28,471,274

	South Korea - 4.3%
5,731	CJ E&M Corp.	432,693
1,880	CJ O Shopping Co., Ltd.	331,993
6,291	Com2uSCorp	749,819

The accompanying notes are an integral part of these financial statements.

73

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	South Korea - 4.3% - (continued)
490	Daechang Forging Co., Ltd.	$26,898
240	Dongil Industries Co., Ltd.	13,603
12,158	DoubleUGames Co., Ltd.	557,355
3,654	GS Home Shopping, Inc.	686,142
39,205	Hana Financial Group, Inc.	1,677,928
67,482	Hankook Tire Co., Ltd.	3,257,062
72,069	Hanwha Life Insurance Co., Ltd.	509,211
55,141	Huchems Fine Chemical Corp.	1,160,437
8,073	Hyundai Development Co-Engineering & Construction	289,259
5,969	Hyundai Home Shopping Network Corp.	650,503
8,891	Hyundai Mobis Co., Ltd.	2,114,921
2,366	INTOPS Co., Ltd.	22,199
1,950	Kangnam Jevisco Co., Ltd.	63,529
51,605	Kangwon Land, Inc.	1,581,799
53,312	KB Financial Group, Inc.	2,787,381
56,995	Kortek Corp.	738,308
66,154	KT&G Corp.	6,259,048
94,327	LG Uplus Corp.	1,083,124
10,321	Lotte Chemical Corp.	3,409,020
100	Mi Chang Oil Industrial Co., Ltd.	7,774
67,553	Mirae Asset Life Insurance Co., Ltd.	353,130
1,739	POSCO	506,893
23,857	PSK, Inc.	479,501
3,792	Samsung Electronics Co., Ltd.	9,347,677
520	Sebang Co., Ltd.	6,312
44,836	SFA Engineering Corp.	1,632,310
46,028	Shinhan Financial Group Co., Ltd.	2,067,495
74,955	SIMMTECH Co., Ltd.	797,100
1,446	SK Holdings Co., Ltd.	374,181
78,560	SK Hynix, Inc.	5,792,439
6,388	SK Innovation Co., Ltd.	1,171,819
28,262	SK Telecom Co., Ltd.	6,672,090
28,117	Toptec Co., Ltd.	707,412
42,688	UIL Co., Ltd.	280,966
30,815	YeaRimDang Publishing Co., Ltd.*	273,365

		58,872,696

	Spain - 1.4%
100,643	Bolsas y Mercados Espanoles SHMSF S.A.	3,457,815
111,752	Cia de Distribucion Integral Logista Holdings S.A.	2,618,054
7,844	Corp. Financiera Alba S.A.	459,342
43,697	Enagas S.A.	1,258,637
48,728	Endesa S.A.	1,115,298
25,895	Grupo Catalana Occidente S.A.	1,089,817
213,115	Red Electrica Corp. S.A.	4,718,900
243,944	Repsol S.A.	4,571,363

		19,289,226

	Sweden - 1.8%
102,692	Axfood AB	1,856,866
53,511	Bure Equity AB	661,565
101,485	Industrivarden AB Class C	2,607,814
85,416	Investor AB B Shares	4,232,076
23,478	JM AB	619,489
59,415	Kinnevik AB Class B	1,948,923
162,752	SKF AB Class B	3,782,166
211,403	Svenska Cellulosa AB SCA Class B	1,985,067
164,577	Swedish Match AB	6,199,775
26,786	Tethys Oil AB	197,576

		24,091,317

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Switzerland - 3.3%
59,637	ABB Ltd.	$1,557,422
17,472	Adecco Group AG	1,386,182
26,351	Baloise Holding AG	4,154,427
199,900	Credit Suisse Group AG*	3,150,188
13,856	Nestle S.A.	1,165,823
98,863	Novartis AG	8,154,144
38,537	Roche Holding AG	8,907,095
67,360	Swiss Re AG	6,339,269
9,392	Swisscom AG	4,745,069
323,870	UBS Group AG*	5,510,034

		45,069,653

	Taiwan - 5.0%
10,000	104 Corp.	50,423
71,710	Ardentec Corp.	67,969
82,000	Asustek Computer, Inc.	710,127
571,000	Catcher Technology Co., Ltd.	6,077,110
588,000	Cathay Financial Holding Co., Ltd.	971,622
126,000	Chaun-Choung Technology Corp.	420,177
490,455	Chicony Electronics Co., Ltd.	1,228,399
561,000	Chin-Poon Industrial Co., Ltd.	1,170,828
626,000	China Motor Corp.	560,560
1,024,000	Chunghwa Telecom Co., Ltd.	3,497,161
97,000	Cleanaway Co., Ltd.	558,017
28,080	CviLux Corp.	30,596
40,000	Draytek Corp.	38,495
679,000	E Ink Holdings, Inc.	948,423
138,800	Elite Advanced Laser Corp.	564,473
517,000	Elite Material Co., Ltd.	2,058,927
133,000	Everlight Electronics Co., Ltd.	203,185
685,000	Far EasTone Telecommunications Co., Ltd.	1,608,387
816,000	Formosa Chemicals & Fibre Corp.	2,479,020
1,306,440	Foxconn Technology Co., Ltd.	4,166,835
335,000	Grape King Bio Ltd.	1,929,402
397,000	Greatek Electronics, Inc.	733,902
34,000	Holiday Entertainment Co., Ltd.	56,818
1,275,700	Hon Hai Precision Industry Co., Ltd.	4,741,704
185,000	Hu Lane Associate, Inc.	1,055,915
1,197,000	Innolux Corp.	524,652
19,000	KD Holding Corp.	105,207
301,000	King’s Town Bank Co., Ltd.	328,966
134,000	Kinsus Interconnect Technology Corp.	338,079
182,000	LCY Chemical Corp.	248,764
1,115,257	Lite-On Technology Corp.	1,574,945
58,500	Lumax International Corp. Ltd.	111,726
500,000	Micro-Star International Co., Ltd.	1,221,921
11,000	Microlife Corp.	26,909
85,000	New Era Electronics Co., Ltd.	54,408
347,000	Novatek Microelectronics Corp.	1,285,298
228,000	Pegatron Corp.	590,805
193,000	Phison Electronics Corp.	2,297,704
40,000	Polytronics Technology Corp.	73,624
264,000	Primax Electronics Ltd.	685,515
351,000	Radiant Opto-Electronics Corp.	780,729
3,841	Raydium Semiconductor Corp.	8,023
168,600	Simplo Technology Co., Ltd.	970,456
32,000	Sirtec International Co., Ltd.	51,887
109,000	St Shine Optical Co., Ltd.	2,665,947
371,000	Syncmold Enterprise Corp.	860,210
1,060,000	Taiwan Cement Corp.	1,178,192
111,000	Taiwan Hon Chuan Enterprise Co., Ltd.	200,653

The accompanying notes are an integral part of these financial statements.

74

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	Taiwan - 5.0% - (continued)
69,000	Taiwan Semiconductor Co., Ltd.	$170,663
217,500	Taiwan Semiconductor Manufacturing Co., Ltd. ADR	9,206,775
343,000	Thinking Electronic Industrial Co., Ltd.	1,043,734
424,000	Transcend Information, Inc.	1,204,449
356,000	Tripod Technology Corp.	1,311,082
94,000	TXC Corp.	125,703
451,000	United Integrated Services Co., Ltd.	807,972
238,000	Wistron NeWeb Corp.	683,468
229,900	Yageo Corp.	1,826,215

		68,493,156

	Thailand - 1.6%
213,300	Bangkok Bank PCL NVDR	1,239,201
479,200	Glow Energy PCL NVDR	1,298,254
1,342,800	PTT Exploration & Production PCL NVDR	3,490,647
171,900	PTT PCL NVDR	2,174,831
1,027,300	Ratchaburi Electricity Generating Holding PCL NVDR	1,724,021
262,600	Siam Cement PCL NVDR	3,873,320
1,259,300	Siam Commercial Bank PCL NVDR	5,554,799
705,400	Thai Oil PCL NVDR	2,165,888
6,023,300	TMB Bank PCL NVDR	467,794

		21,988,755

	Turkey - 0.9%
336,191	Aygaz AS	1,429,378
1,310,827	Enka Insaat ve Sanayi AS	1,990,306
304,614	Eregli Demir ve Celik Fabrikalari T.A.S.	715,883
309,721	Soda Sanayii AS	428,790
365,127	TAV Havalimanlari Holding AS	1,820,398
1,608,707	Turkiye Garanti Bankasi AS	4,432,149
471,700	Turkiye Is Bankasi	890,274
1,982,685	Turkiye Sinai Kalkinma Bankasi AS	716,378

		12,423,556

	United Kingdom - 12.2%
508,205	Acacia Mining plc	1,216,968
134,483	Anglo American plc	2,536,755
391,874	Ashmore Group plc	2,003,610
55,634	Babcock International Group plc	599,880
2,658,637	Barclays plc	6,560,747
121,815	Barratt Developments plc	1,059,159
274,315	Beazley plc	1,840,158
40,266	Bellway plc	1,952,330
84,585	Berkeley Group Holdings plc	4,202,698
259,078	Brewin Dolphin Holdings plc	1,216,208
118,553	British American Tobacco plc	7,659,689
1,436,402	BT Group plc	4,949,167
329,320	Cairn Energy plc*	924,790
146,348	Capita plc	1,019,171
792,325	Centrica plc	1,786,826
155,356	Close Brothers Group plc	2,865,266
17,301	Computacenter plc	228,634
271,571	Crest Nicholson Holdings plc	2,043,535
69,141	Daily Mail & General Trust plc	636,838
69,621	Debenhams plc	40,450
8,910	Derwent London plc REIT	316,684
336,267	Direct Line Insurance Group plc	1,659,655
165,262	Dunelm Group plc	1,606,687
35,725	Galliford Try plc	578,868
830,853	GKN plc	3,501,924

Shares or Principal Amount		Market Value†
COMMON STOCKS - 94.2% - (continued)
	United Kingdom - 12.2% - (continued)
369,884	GlaxoSmithKline plc	$6,638,431
107,001	Greene King plc	768,861
213,767	Halfords Group plc	938,338
225,245	Howden Joinery Group plc	1,226,669
439,200	HSBC Holdings plc	4,290,700
499,042	HSBC Holdings plc	4,873,204
485,618	IG Group Holdings plc	4,214,902
210,675	IMI plc	3,418,324
133,162	Imperial Brands plc	5,429,221
103,289	Inchcape plc	1,072,125
870,881	Indivior plc*	4,297,523
920,320	ITV plc	2,011,736
199,893	J Sainsbury plc	643,700
375,843	Jupiter Fund Management plc	2,965,582
2,701,686	Legal & General Group plc	9,579,019
3,122,835	Lloyds Banking Group plc	2,830,633
125,584	Marks & Spencer Group plc	573,967
659,770	Meggitt plc	4,541,874
24,974	Millennium & Copthorne Hotels plc	200,674
246,723	Mitie Group plc	776,367
384,746	Moneysupermarket.com Group plc	1,660,240
83,454	Next plc	5,455,106
873,873	Ophir Energy plc*	757,211
1,246,974	Pan African Resources plc	227,723
100,595	Persimmon plc	3,743,619
588,458	QinetiQ Group plc	1,907,505
95,207	Redrow plc	823,184
348,750	Restaurant Group plc	1,406,715
62,142	Rio Tinto Ltd.	3,311,315
72,025	Rio Tinto plc	3,403,945
1,144,840	Royal Bank of Scotland Group plc*	4,300,669
81,094	Royal Mail plc	403,247
370,867	Smiths Group plc	7,738,468
288,231	Soco International plc	446,031
7,930	Staffline Group plc	122,911
169,146	Standard Chartered plc*	1,684,672
166,873	Subsea 7 S.A.	2,813,035
510,099	Taylor Wimpey plc	1,351,802
48,905	Ultra Electronics Holdings plc	1,184,221
43,153	Unilever N.V.	2,506,753
541,092	William Hill plc	1,856,767
288,927	WPP plc	5,108,002

		166,511,688

	United States - 0.2%
299,100	Alacer Gold Corp.*	466,003
393,300	Argonaut Gold, Inc.*	710,324
195,300	Tahoe Resources, Inc.	937,065

		2,113,392

	Total Common Stocks (cost $1,188,767,009)	$1,280,949,027

PREFERRED STOCKS - 0.7%
	Brazil - 0.1%
803,800	AES Tiete Energia S.A.*	$643,767
198,000	Banco do Estado do Rio Grande do Sul S.A. Class B	922,422
149,900	Cia de Saneamento do Parana	497,177

		2,063,366

The accompanying notes are an integral part of these financial statements.

75

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 0.7% - (continued)
	Germany - 0.6%
97	KSB AG	$53,147
66,154	Porsche Automobil Holding SE	4,840,846
161,919	Schaeffler AG	2,581,642
3,582	STO SE & Co. KGaA	542,424

		8,018,059

	Total Preferred Stocks (cost $8,811,830)	$10,081,425

CLOSED END FUNDS - 0.2%
	Other Investment Pools & Funds - 0.2%
45,542	BB Biotech AG	$2,911,064

	Total Closed End Funds (cost $2,998,254)	$2,911,064

	Total Long-Term Investments (cost $1,200,577,093)	$1,293,941,516

SHORT-TERM INVESTMENTS - 7.1%
	Other Investment Pools & Funds - 7.1%
96,317,550	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(5)	$96,317,550

	Total Short-Term Investments (cost $96,317,550)	$96,317,550

Total Investments (cost $1,296,894,643)	102.2%	$1,390,259,066
Other Assets & Liabilities	(2.2)%	(30,007,993)

Total Net Assets	100.0%	$1,360,251,073

The accompanying notes are an integral part of these financial statements.

76

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Investment valued using significant unobservable inputs.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At October 31, 2017, the aggregate fair value of these securities was $12,239, which represented 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	This security has been identified as illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time. The identification of illiquid securities is unaudited. At October 31, 2017, the aggregate value of these securities was $12,239, which represents 0.0% of total net assets.

(4)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $16,459,723, which represented 1.2% of total net assets.

(5)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Long position contracts:
EAFE (mini MSCI) Index Future	98	12/15/2017	$9,836,260	$182,616

Total futures contracts				$182,616

Foreign Currency Contracts Outstanding at October 31, 2017
Amount and Description of Currency to be Purchased		Amount and Description of Currency to be Sold		Counterparty	Settlement Date	Appreciation	Depreciation
17,378,484	USD	13,176,800	GBP	CBK	11/22/17	$—	$(133,442)
6,022,077	USD	22,393,400	TRY	CBK	11/22/17	157,109	—
2,978,371	USD	11,057,500	TRY	MSC	11/22/17	82,344	—
746,689	USD	10,131,700	ZAR	BOA	11/22/17	32,999	—

Total						$272,452	$(133,442)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

The accompanying notes are an integral part of these financial statements.

77

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
CBK	Citibank NA
MSC	Morgan Stanley

Currency Abbreviations:
GBP	British Pound
TRY	Turkish Lira
USD	United States Dollar
ZAR	South African Rand

Index Abbreviations:
EAFE	Europe, Australasia and Far East
MSCI	Morgan Stanley Capital International

Other Abbreviations:
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
OJSC	Open Joint Stock Company
PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

78

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$47,964,240	$302,192	$47,662,048	$—
Austria	6,260,981	1,956,619	4,304,362	—
Belgium	4,447,141	263,921	4,183,220	—
Brazil	17,399,437	17,399,437	—	—
Cambodia	137,349	—	137,349	—
Canada	64,964,880	64,964,880	—	—
Chile	7,700,623	5,227,909	2,472,714	—
China	56,289,984	2,831,203	53,458,781	—
Denmark	18,202,166	2,868,295	15,333,871	—
Finland	10,146,920	—	10,146,920	—
France	72,929,331	3,120,239	69,809,092	—
Gabon	107,274	107,274	—	—
Georgia	625,518	—	625,518	—
Germany	42,203,912	1,356,287	40,847,625	—
Greece	1,181,228	600,463	580,765	—
Hong Kong	54,134,145	2,049,350	52,072,556	12,239
Hungary	4,740,457	—	4,740,457	—
India	7,007,795	7,007,795	—	—
Indonesia	16,551,992	4,277,254	12,274,738	—
Ireland	2,905,583	2,905,583	—	—
Isle Of Man	3,592,309	—	3,592,309	—
Israel	22,071,511	11,975,618	10,095,893	—
Italy	30,660,360	4,190,161	26,470,199	—
Japan	236,435,982	3,115,090	233,320,892	—
Luxembourg	2,429,036	—	2,429,036	—
Malaysia	5,376,110	3,231,092	2,145,018	—
Mexico	6,289,221	6,289,221	—	—
Netherlands	16,043,099	2,396,773	13,646,326	—
New Zealand	3,369,747	—	3,369,747	—
Norway	26,512,849	5,257,232	21,255,617	—
Philippines	3,907,018	3,110,186	796,832	—
Poland	6,475,300	765,365	5,709,935	—
Russia	15,552,154	4,191,715	11,360,439	—
Singapore	19,008,662	2,223,858	16,784,804	—
South Africa	28,471,274	5,301,216	23,170,058	—
South Korea	58,872,696	8,492,085	50,380,611	—
Spain	19,289,226	4,547,632	14,741,594	—
Sweden	24,091,317	859,141	23,232,176	—
Switzerland	45,069,653	—	45,069,653	—
Taiwan	68,493,156	10,046,566	58,446,590	—
Thailand	21,988,755	5,655,957	16,332,798	—
Turkey	12,423,556	—	12,423,556	—
United Kingdom	166,511,688	20,995,278	145,516,410	—
United States	2,113,392	2,113,392	—	—
Preferred Stocks	10,081,425	2,605,790	7,475,635	—
Closed End Funds	2,911,064	—	2,911,064	—
Short-Term Investments	96,317,550	96,317,550	—	—
Foreign Currency Contracts(2)	272,452	—	272,452	—
Futures Contracts(2)	182,616	182,616	—	—

Total	$1,390,714,134	$321,102,235	$1,069,599,660	$12,239

Liabilities
Foreign Currency Contracts(2)	$(133,442)	$—	$(133,442)	$—

Total	$(133,442)	$—	$(133,442)	$—

(1)	For the year ended October 31, 2017, investments valued at $2,253,882 were transferred from Level 1 to Level 2 due to the application of a fair valuation factor; investments valued at $12,484,355 were transferred from Level 2 to Level 1 due to the discontinuation of a fair valuation factor and there were no transfers in and out of Level 3.

The accompanying notes are an integral part of these financial statements.

79

Hartford Schroders International Multi-Cap Value Fund

Schedule of Investments – (continued)

October 31, 2017

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended October 31, 2017 is not presented.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

80

Hartford Schroders International Stock Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0%
	Australia - 2.9%
157,192	BHP Billiton plc	$2,846,061
411,215	Brambles Ltd.	2,981,829

		5,827,890

	Canada - 2.8%
122,794	Potash Corp. of Saskatchewan, Inc.	2,390,014
58,288	Toronto-Dominion Bank	3,313,574

		5,703,588

	China - 3.1%
16,080	Alibaba Group Holding Ltd. ADR*	2,973,031
70,200	Tencent Holdings Ltd.	3,155,146

		6,128,177

	France - 5.5%
48,143	Cie de Saint-Gobain	2,822,764
28,968	Essilor International S.A.	3,667,426
15,248	LVMH Moet Hennessy Louis Vuitton SE	4,547,915

		11,038,105

	Germany - 16.8%
37,589	BASF SE	4,110,482
44,205	Bayer AG	5,750,134
39,135	Bayerische Motoren Werke AG	4,013,695
17,906	Continental AG	4,556,971
179,817	Deutsche Telekom AG	3,256,003
39,163	GEA Group AG	1,891,867
108,261	Infineon Technologies AG	2,994,285
18,358	Linde AG*	3,955,028
28,433	SAP SE	3,248,825

		33,777,290

	Hong Kong - 3.7%
611,400	AIA Group Ltd.	4,607,192
69,428	Jardine Strategic Holdings Ltd.	2,912,165

		7,519,357

	India - 1.3%
91,972	HDFC Bank Ltd.	2,572,596

	Indonesia - 0.9%
1,113,900	Bank Central Asia Tbk PT	1,715,897

	Israel - 1.7%
29,290	Check Point Software Technologies Ltd.*	3,447,726

	Italy - 1.7%
1,035,178	Intesa Sanpaolo S.p.A.	3,480,168

	Japan - 18.9%
75,400	Bridgestone Corp.	3,601,886
123,400	KDDI Corp.	3,287,701
6,200	Keyence Corp.	3,442,394
182,400	Kubota Corp.	3,431,943
9,400	Nintendo Co., Ltd.	3,646,839
172,900	ORIX Corp.	2,972,774
190,700	Recruit Holdings Co., Ltd.	4,675,514
203,400	Sekisui Chemical Co., Ltd.	4,105,489
49,600	Shiseido Co., Ltd.	2,045,878
9,600	SMC Corp.	3,672,578
75,500	Sumitomo Mitsui Financial Group, Inc.	3,024,735

		37,907,731

	Luxembourg - 0.9%
137,677	Tenaris S.A.	1,879,474

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.0% - (continued)
	Netherlands - 4.3%
17,340	ASML Holding N.V.	$3,128,643
172,843	Royal Dutch Shell plc Class A	5,442,437

		8,571,080

	Norway - 3.2%
209,837	DNB ASA	4,049,724
313,948	Norsk Hydro ASA	2,429,439

		6,479,163

	Singapore - 1.8%
422,600	Oversea-Chinese Banking Corp. Ltd.	3,690,827

	Spain - 1.4%
322,293	Banco Bilbao Vizcaya Argentaria S.A.	2,818,281

	Sweden - 3.6%
103,052	Assa Abloy AB Class B	2,172,630
187,374	Elekta AB Class B	1,801,811
137,865	SKF AB Class B	3,203,821

		7,178,262

	Switzerland - 7.0%
14,582	Lonza Group AG	3,873,871
78,677	Nestle S.A.	6,619,765
208,720	UBS Group AG	3,550,975

		14,044,611

	Taiwan - 1.6%
394,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,185,214

	United Kingdom - 10.9%
187,225	Antofagasta plc	2,372,818
527,982	Aviva plc	3,541,927
124,229	Burberry Group plc	3,137,704
144,623	Diageo plc	4,938,704
45,105	Reckitt Benckiser Group plc	4,035,393
1,354,427	Vodafone Group plc	3,874,120

		21,900,666

	United States - 3.0%
1,817	Priceline Group, Inc.*	3,474,031
605,100	Samsonite International S.A.	2,526,309

		6,000,340

	Total Common Stocks (cost $150,095,313)	$194,866,443

PREFERRED STOCKS - 1.1%
	Brazil - 1.1%
148,100	Telefonica Brasil S.A.*	$2,286,262

	Total Preferred Stocks (cost $1,856,582)	$2,286,262

	Total Long-Term Investments (cost $151,951,895)	$197,152,705

The accompanying notes are an integral part of these financial statements.

81

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.6%
	Other Investment Pools & Funds - 1.6%
3,129,185	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(1)	$3,129,185

	Total Short-Term Investments (cost $3,129,185)	$3,129,185

Total Investments (cost $155,081,080)	99.7%	$200,281,890
Other Assets and Liabilities	0.3%	677,419

Total Net Assets	100.0%	$200,959,309

The accompanying notes are an integral part of these financial statements.

82

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

83

Hartford Schroders International Stock Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Australia	$5,827,890	$—	$5,827,890	$—
Canada	5,703,588	5,703,588	—	—
China	6,128,177	2,973,031	3,155,146	—
France	11,038,105	—	11,038,105	—
Germany	33,777,290	3,955,028	29,822,262	—
Hong Kong	7,519,357	—	7,519,357	—
India	2,572,596	—	2,572,596	—
Indonesia	1,715,897	—	1,715,897	—
Israel	3,447,726	3,447,726	—	—
Italy	3,480,168	—	3,480,168	—
Japan	37,907,731	—	37,907,731	—
Luxembourg	1,879,474	—	1,879,474	—
Netherlands	8,571,080	—	8,571,080	—
Norway	6,479,163	—	6,479,163	—
Singapore	3,690,827	—	3,690,827	—
Spain	2,818,281	—	2,818,281	—
Sweden	7,178,262	—	7,178,262	—
Switzerland	14,044,611	—	14,044,611	—
Taiwan	3,185,214	—	3,185,214	—
United Kingdom	21,900,666	—	21,900,666	—
United States	6,000,340	3,474,031	2,526,309	—
Preferred Stocks	2,286,262	2,286,262	—	—
Short-Term Investments	3,129,185	3,129,185	—	—

Total	$200,281,890	$24,968,851	$175,313,039	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

84

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 3.5%
		Asset-Backed - Finance & Insurance - 1.0%
$	652,944	Cronos Containers Program I Ltd. 3.27%, 11/18/2029(1)	$650,418
	668,167	TAL Advantage V LLC 3.51%, 02/22/2039(1)	669,031
		Towd Point Mortgage Trust
	605,424	2.75%, 04/25/2057(1)(2)	608,556
	666,827	2.75%, 06/25/2057(1)(2)	668,439

			2,596,444

		Whole Loan Collateral CMO - 2.5%
	2,238,618	Flagstar Mortgage Trust 3.50%, 10/25/2047(1)(2)	2,272,197
	2,183,648	JP Morgan Mortgage Trust 3.50%, 08/25/2047(1)	2,224,761
	1,647,520	JP Morgan Mortgage Trust 2017-1 3.50%, 01/25/2047(1)(2)	1,681,629

			6,178,587

		Total Asset & Commercial Mortgage Backed Securities (cost $8,772,797)	$8,775,031

CORPORATE BONDS - 7.0%
		Agriculture - 0.2%
		Reynolds American, Inc.
	182,000	5.70%, 08/15/2035	$214,817
	256,000	5.85%, 08/15/2045	314,647

			529,464

		Auto Manufacturers - 0.5%
	1,216,000	Ford Motor Credit Co. LLC 4.39%, 01/08/2026	1,272,608

		Commercial Banks - 2.6%
	580,000	Bank of America NA 6.00%, 10/15/2036	742,524
	1,183,000	Barclays plc 4.38%, 01/12/2026	1,239,557
		Citigroup, Inc.
	8,000	6.88%, 06/01/2025	9,708
	1,430,000	8.13%, 07/15/2039	2,246,276
	1,345,000	HSBC Holdings plc 2.95%, 05/25/2021	1,368,167
	834,000	UBS Group Funding Switzerland AG 3.00%, 04/15/2021(1)	846,531

			6,452,763

		Food - 0.2%
	398,000	Kraft Heinz Foods Co. 5.20%, 07/15/2045	433,990

		Insurance - 0.7%
	730,000	Aflac, Inc. 6.45%, 08/15/2040	972,807
	725,000	American International Group, Inc. 3.30%, 03/01/2021	746,381

			1,719,188

		Oil & Gas - 1.1%
	990,000	Marathon Petroleum Corp. 4.75%, 09/15/2044	1,006,369

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 7.0% - (continued)
		Oil & Gas - 1.1% - (continued)
$	1,845,000	Noble Energy, Inc. 3.90%, 11/15/2024	$1,902,250

			2,908,619

		Pipelines - 1.2%
	791,000	Energy Transfer L.P. 5.20%, 02/01/2022	859,032
	900,000	Enterprise Products Operating LLC 5.10%, 02/15/2045	1,017,164
	997,000	Kinder Morgan Energy Partners L.P. 5.80%, 03/15/2035	1,096,844

			2,973,040

		REITS - 0.5%
	1,199,000	American Tower Corp. 3.30%, 02/15/2021	1,230,211

		Total Corporate Bonds (cost $15,147,651)	$17,519,883

MUNICIPAL BONDS - 84.1%
		Alabama - 0.2%
	580,000	Alabama Housing Finance Auth. 1.35%, 01/01/2020(2)	$579,814

		Arizona - 1.3%
	2,360,000	Salt River, AZ, Project Agricultural Improvement & Power Dist 5.00%, 01/01/2039	2,461,055
		Scottsdale, AZ, Municipal Property Corp.
	100,000	5.00%, 07/01/2030	122,037
	600,000	5.00%, 07/01/2034	749,142

			3,332,234

		California - 14.4%
	2,515,000	Bay Area, CA, Toll Auth Bridge Rev 5.00%, 04/01/2043	2,979,671
	220,000	California Educational Facs Auth 5.25%, 04/01/2040	296,435
	585,000	California Health Facs Financing Auth 5.00%, 11/01/2027	737,147
	1,980,000	California Public Finance Auth 1.45%, 12/01/2019(2)	1,984,178
		California State Communities DA Rev
	475,000	1.25%, 08/01/2019(2)	475,052
	700,000	2.63%, 11/01/2033(2)	718,851
	500,000	California State, GO 6.00%, 11/01/2039	547,850
	20,000	East Side, CA, Union High School Dist GO 5.25%, 02/01/2024	24,138
		Escondido, CA, Union High School Dist GO
	2,000,000	0.00%, 08/01/2041(3)	816,520
	1,500,000	0.00%, 08/01/2046(3)	501,120
	50,000	Hacienda La Puente, CA, USD GO 5.00%, 08/01/2019	53,445
		Imperial Irrigation Dist Electric System Rev, CA
	70,000	5.13%, 11/01/2038	343,642
	330,000	5.13%, 11/01/2038	72,894
	75,000	Los Angeles, CA, Department of Water & Power 5.00%, 07/01/2039	78,301

The accompanying notes are an integral part of these financial statements.

85

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		California - 14.4% - (continued)
		Los Angeles, CA, USD GO
$	60,000	5.00%, 07/01/2019	$63,919
	390,000	5.00%, 07/01/2022	429,601
	1,000,000	Merced Union High School Dist GO, CA 0.00%, 08/01/2034(3)	562,060
	4,675,000	Moreno Valley, CA, USD GO 0.00%, 08/01/2025(3)	3,877,164
	2,820,000	Mount San Antonio, CA, Community College Dist 0.00%, 04/01/2022(3)	2,642,312
	315,000	Murrieta Valley, CA, USD Public FA GO 0.00%, 09/01/2020(3)	302,378
	200,000	North Orange County, CA, Community College Dist GO 0.00%, 08/01/2028(3)	149,124
	50,000	Orange, CA, Redevelopment Agency 5.00%, 09/01/2022	57,972
	300,000	Rialto, CA, USD GO 0.00%, 08/01/2029(3)	212,676
	345,000	Riverside County, CA, Transportation Commission 5.25%, 06/01/2039	404,319
	2,580,000	Sacramento, CA, Municipal Utility Dist 5.00%, 08/15/2041	2,970,380
	3,000,000	San Diego County, CA, Regional Transportation Commission 0.87%, 04/01/2038(2)	3,000,000
	1,075,000	San Diego, CA, Community College Dist GO 5.00%, 08/01/2043	1,244,807
		San Diego, CA, USD GO
	3,445,000	0.00%, 07/01/2042(3)	1,415,137
	1,290,000	0.00%, 07/01/2043(3)	508,570
		San Francisco, CA, Public Utilities Commission Water Rev
	295,000	5.00%, 11/01/2041	333,200
	1,300,000	5.00%, 11/01/2041	1,468,337
		San Joaquin County, CA, Transportation Auth
	140,000	4.00%, 03/01/2019	145,460
	315,000	6.00%, 03/01/2036	364,102
	100,000	Southern California Metropolitan Water Dist 5.75%, 07/01/2021	110,428
	3,710,000	State of California GO 5.00%, 08/01/2046	4,301,745
		University of California
	525,000	5.00%, 05/15/2038	604,768
	165,000	5.25%, 05/15/2039	175,532
	280,000	5.25%, 05/15/2039	297,872
	555,000	5.25%, 05/15/2039	590,426

			35,861,533

		Connecticut - 0.3%
	320,000	Connecticut State Health & Educational Facs Auth 5.00%, 07/01/2040	328,314
	290,000	Norwalk, CT, Housing Auth 1.25%, 08/01/2018(2)	289,997

			618,311

		District of Columbia - 0.4%
	230,000	District of Columbia Water & Sewer Auth 5.00%, 10/01/2044	256,466

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		District of Columbia - 0.4% - (continued)
$	600,000	District of Columbia, GO 5.00%, 06/01/2032	$720,090

			976,556

		Florida - 7.4%
	6,210,000	Florida State, JEA Electric System Rev 0.91%, 10/01/2036(2)	6,210,000
	6,700,000	Highlands County, FL, Health Facs Auth 0.92%, 11/15/2035(2)	6,700,000
	1,840,000	Miami-Dade County, FL, Transit System 5.00%, 07/01/2042	2,077,581
	1,945,000	Miami-Dade County, FL, Water & Sewer System Rev 5.00%, 10/01/2042	2,189,584
	1,200,000	State Board of Administration Finance Corp. FL 2.64%, 07/01/2021	1,202,928

			18,380,093

		Georgia - 1.4%
		Burke County, GA, DA Rev
	910,000	1.85%, 12/01/2049(2)	907,752
	1,830,000	1.85%, 12/01/2049(2)	1,825,480
	75,000	Georgia State Road & Tollway Auth 5.00%, 10/01/2021	85,555
	420,000	Metropolitan Atlanta, GA, Rapid Transit Auth 5.25%, 07/01/2029	533,774

			3,352,561

		Illinois - 5.2%
	390,000	Chicago, IL, Metropolitan Water Reclamation Dist GO 5.25%, 12/01/2032	480,815
	1,060,000	Chicago, IL, O’Hare International Airport 5.25%, 01/01/2032	1,275,233
	1,145,000	Chicago, IL, Transit Auth 5.00%, 06/01/2025	1,337,234
	135,000	City of Chicago, IL, GO 5.25%, 01/01/2020	144,122
	520,000	Illinois State Finance Auth Rev 5.00%, 11/15/2023	606,305
	6,000,000	Illinois State Toll Highway Auth 0.92%, 01/01/2031(2)	6,000,000
		Metropolitan Pier & Exposition Auth, IL
	770,000	0.00%, 12/15/2017(3)	768,175
	80,000	0.00%, 06/15/2020(3)	75,076
	1,445,000	0.00%, 06/15/2046(3)	426,434
	5,130,000	0.00%, 06/15/2047(3)	1,446,558
	330,000	5.00%, 06/15/2050	349,661

			12,909,613

		Indiana - 1.7%
		Indiana Finance Auth
	4,000,000	0.89%, 11/01/2039(2)	4,000,000
	225,000	5.00%, 12/01/2019	242,804

			4,242,804

		Louisiana - 0.1%
	255,000	Louisiana State Gasoline & Fuels Tax Rev 5.00%, 05/01/2045	278,702

		Massachusetts - 11.3%
	3,815,000	Commonwealth of Massachusetts 1.70%, 08/01/2043(2)	3,809,774

The accompanying notes are an integral part of these financial statements.

86

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		Massachusetts - 11.3% - (continued)
		Commonwealth of Massachusetts, GO
$	155,000	5.25%, 08/01/2022	$181,534
	250,000	5.25%, 09/01/2024	305,735
		Massachusetts Bay Transportation Auth
	6,110,000	0.90%, 03/01/2030(2)	6,110,000
	190,000	5.25%, 07/01/2030	244,262
	45,000	5.25%, 07/01/2031	58,158
		Massachusetts Health & Educational Facs Auth
	5,975,000	0.90%, 07/01/2027(2)	5,975,000
	165,000	5.50%, 07/01/2032	223,266
	2,170,000	Massachusetts School Building Auth 5.00%, 10/15/2041	2,438,190
		Massachusetts Water Res. Auth
	2,525,000	0.93%, 11/01/2026(2)	2,525,000
	250,000	0.94%, 08/01/2037(2)	250,000
	2,000,000	Univ. of Massachusetts Building Auth. 0.89%, 11/01/2034(2)	2,000,000
	3,900,000	University of Massachusetts 0.90%, 05/01/2038(2)	3,900,000

			28,020,919

		Michigan - 0.7%
	480,000	Michigan Finance Auth 5.00%, 08/01/2023	560,923
		Southgate, MI, Community School Dist GO
	255,000	5.00%, 05/01/2024	301,905
	350,000	5.00%, 05/01/2025	417,659
	320,000	State of Michigan 5.00%, 03/15/2027	391,235

			1,671,722

		Minnesota - 0.7%
	1,355,000	Housing & Redev. Auth. of The City of State Paul Minnesota 1.25%, 08/01/2020(2)	1,350,935
	255,000	University of Minnesota 5.00%, 12/01/2019	275,015

			1,625,950

		Missouri - 0.1%
	75,000	Ritenour, MO, Consolidated School Dist GO 5.00%, 03/01/2018	75,979
	250,000	Saint Louis County, MO, Reorganized School Dist GO 4.00%, 02/01/2019	251,867

			327,846

		Nevada - 1.4%
	2,000,000	Clark County, NV, Department of Aviation 0.89%, 07/01/2040(2)	2,000,000
	1,490,000	Nevada Housing Division 1.20%, 02/01/2019(2)	1,488,614

			3,488,614

		New Jersey - 2.3%
	1,430,000	Garden State, NJ, Preservation Trust 5.75%, 11/01/2028	1,750,449
	485,000	New Jersey Housing & Mortgage Finance Agcy. 1.35%, 02/01/2020(2)	484,549
		New Jersey St Econ Dev Auth Re Njsdev
	285,000	5.00%, 06/15/2027	325,909
	565,000	5.00%, 06/15/2028	639,614

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		New Jersey - 2.3% - (continued)
		New Jersey Transportation Trust Fund Auth
$	360,000	5.00%, 06/15/2019	$376,999
	100,000	5.25%, 12/15/2022	113,186
	685,000	5.50%, 12/15/2022	793,860
		New Jersey Turnpike Auth.
	110,000	5.00%, 01/01/2023	127,870
	890,000	5.00%, 01/01/2023	1,044,691

			5,657,127

		New Mexico - 0.3%
	690,000	County of Bernalilo, NM 1.40%, 03/01/2020(2)	690,186

		New York - 5.5%
	1,000,000	Housing Dev. Corp., NY 0.91%, 11/01/2048(2)	1,000,000
	610,000	Metropolitan Transportation Auth, NY 5.00%, 11/15/2021	696,657
		New York City, NY, Transitional Finance Auth
	970,000	4.50%, 11/01/2019	1,033,777
	1,565,000	5.00%, 02/01/2034	1,794,351
		New York City, NY, Water & Sewer System
	5,200,000	0.91%, 06/15/2024(2)	5,200,000
	465,000	5.00%, 06/15/2027	493,560
	1,840,000	New York State Dormitory Auth Rev 5.00%, 10/01/2047	2,496,310
	860,000	New York State Environmental Facs Corp. 5.00%, 06/15/2026	1,070,253

			13,784,908

		North Carolina - 2.1%
	4,120,000	Charlotte, NC, Water & Sewer System Rev 0.87%, 07/01/2036(2)	4,120,000
		Raleigh, NC, Combined Enterprise System Rev
	70,000	5.00%, 03/01/2020	76,247
	50,000	5.00%, 03/01/2021	56,167
	875,000	Wake County, NC, GO 5.00%, 03/01/2024	1,052,249

			5,304,663

		Ohio - 4.8%
	340,000	Cincinnati, OH, City School Dist GO 5.25%, 12/01/2021	391,299
	5,750,000	Franklin County, OH, Hospital Facs Rev 0.93%, 11/15/2033(2)	5,750,000
	1,660,000	Ohio Housing Finance Agcy. 1.25%, 09/01/2020(2)	1,655,285
		Ohio State University
	5,000	5.00%, 12/01/2021	5,714
	5,000	5.00%, 12/01/2030	6,511
	110,000	5.00%, 12/01/2030	137,723
	5,000	5.00%, 12/01/2031	6,517
	120,000	5.00%, 12/01/2031	151,504
		Ohio Turnpike & Infrastructure Commission
	2,500,000	0.00%, 02/15/2036(3)	1,323,150
	2,355,000	0.00%, 02/15/2037(3)	1,196,952
	1,680,000	0.00%, 02/15/2038(3)	816,262
	1,395,000	0.00%, 02/15/2041(3)	592,680

			12,033,597

		Oklahoma - 0.6%
	1,615,000	Oklahoma Housing Finance Agcy. 0.85%, 07/01/2019(2)	1,611,592

The accompanying notes are an integral part of these financial statements.

87

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		Oregon - 2.5%
$	5,060,000	State of Oregon 0.89%, 12/01/2036(2)	$5,060,000
	425,000	State of Oregon Department of Transportation 5.00%, 11/15/2026	528,725
	500,000	State of Oregon, Salem Hospital Fac. Auth 0.91%, 08/15/2034(2)	500,000

			6,088,725

		Pennsylvania - 2.6%
	1,260,000	Geisinger, PA, Health System Auth 5.00%, 02/15/2032	1,485,238
	1,400,000	Pennsylvania Convention Center Auth 6.00%, 09/01/2019	1,481,354
	1,895,000	Pennsylvania Housing Finance Agcy. 1.85%, 12/01/2019	1,902,220
	1,250,000	Pittsburgh Housing Auth, PA 1.40%, 10/01/2021(2)	1,248,350
		Reading, PA, School Dist GO
	85,000	5.00%, 03/01/2021	94,189
	50,000	5.00%, 03/01/2023	57,630
	70,000	5.00%, 03/01/2024	81,927
	70,000	5.00%, 03/01/2025	82,888
	55,000	5.00%, 03/01/2026	65,554
	50,000	5.00%, 03/01/2027	60,067

			6,559,417

		Rhode Island - 1.3%
	3,050,000	Rhode Island Health & Educational Building Corp. 7.00%, 05/15/2039	3,324,317

		South Carolina - 1.1%
	75,000	Charleston, SC, Waterworks & Sewer System Rev 5.00%, 01/01/2041	83,771
	1,345,000	SCAGO, SC, Educational Facs Corp. Pickens School Dist 5.00%, 12/01/2025	1,594,229
	815,000	South Carolina Public Service Auth 5.00%, 12/01/2022	935,090

			2,613,090

		Tennessee - 0.9%
	250,000	City of Johnson City, TN, GO 4.50%, 06/01/2021	263,118
		Knoxville’s Community Dev. Corp, TN
	945,000	1.20%, 02/01/2020	940,729
	1,065,000	1.20%, 02/01/2020	1,060,186
	25,000	Lincoln County, TN, GO 5.25%, 04/01/2018	25,432

			2,289,465

		Texas - 7.4%
		Aldine, TX, Independent School Dist.
	1,715,000	5.00%, 02/15/2026	2,108,970
	815,000	5.00%, 02/15/2027	1,012,654
	2,375,000	Arlington, TX, Higher Education Finance Corp. 5.00%, 12/01/2047	2,716,857
	2,020,000	Burleson, TX, Independent School Dist. 5.00%, 02/01/2047	2,357,300
	2,785,000	Comal, TX, ISD GO 5.00%, 02/01/2026	3,424,380

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		Texas - 7.4% - (continued)
$	210,000	Dallas Area, TX, Rapid Transit 5.25%, 12/01/2030	$270,558
	100,000	Fort Bend, TX, ISD GO 4.75%, 08/15/2034	102,888
	370,000	Frisco, TX, ISD GO 5.00%, 08/15/2041	409,982
	330,000	Harris County, TX 5.00%, 08/15/2040	350,576
		Harris County, TX, Flood Control Dist
	20,000	5.00%, 10/01/2024	22,139
	25,000	5.00%, 10/01/2024	27,599
	100,000	Harris County, TX, GO 5.00%, 10/01/2018	103,536
	1,180,000	Houston, TX, Independent School Dist. 5.00%, 02/15/2025	1,434,042
	460,000	Lower Colorado River Auth, TX 5.00%, 05/15/2022	500,517
	100,000	North East, TX, ISD GO 5.25%, 02/01/2027	125,677
		North Texas Tollway Auth Rev
	525,000	5.00%, 01/01/2024	621,579
	160,000	6.00%, 01/01/2028	169,019
	685,000	6.00%, 01/01/2028	723,202
	5,000	6.10%, 01/01/2028	5,285
		University of Texas
	705,000	5.00%, 08/15/2022	819,238
	480,000	5.25%, 07/01/2028	612,173
	460,000	Washington County, TX, Housing Corp. 1.50%, 01/01/2020	459,894

			18,378,065

		Utah - 0.2%
	415,000	Utah Housing Corp. 1.20%, 04/01/2018	415,025

		Virginia - 1.5%
	420,000	City of Norfolk, VA, GO 0.92%, 08/01/2037(2)	420,000
	3,225,000	Newport News Redev. & Housing Auth, VA 1.20%, 04/01/2019	3,216,164

			3,636,164

		Washington - 3.4%
	4,635,000	Energy Northwest Electric, WA 5.00%, 07/01/2027	5,777,435
	290,000	King County, WA, Sewer Rev 5.00%, 01/01/2039	303,006
		Washington State Housing Finance Commission
	1,815,000	1.35%, 04/01/2019	1,815,091
	460,000	1.40%, 11/01/2019	459,696

			8,355,228

		West Virginia - 0.3%
		West Virginia Commissioner of Highways
	360,000	5.00%, 09/01/2026	440,813
	305,000	5.00%, 09/01/2027	377,077

			817,890

		Wisconsin - 0.7%
		Wisconsin Health & Educational Facs Auth
	825,000	5.00%, 04/01/2032	970,736

The accompanying notes are an integral part of these financial statements.

88

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 84.1% - (continued)
		Wisconsin - 0.7% - (continued)
$	650,000	5.00%, 04/01/2033	$760,715

			1,731,451

		Total Municipal Bonds (cost $199,837,875)	$208,958,182

U.S. GOVERNMENT SECURITIES - 4.0%
		U.S. Treasury Securities - 4.0%
		U.S. Treasury Notes - 4.0%
	2,800,000	1.63%, 10/15/2020	$2,792,344
	7,143,000	1.88%, 09/30/2022	7,096,403

			9,888,747

			9,888,747

		Total U.S. Government Securities (cost $9,892,988)	$9,888,747

		Total Long-Term Investments (cost $233,651,311)	$245,141,843

SHORT-TERM INVESTMENTS - 0.5%
		Other Investment Pools & Funds - 0.5%
	1,152,232	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(4)	$1,152,232

		Total Short-Term Investments (cost $1,152,232)	$1,152,232

Total Investments (cost $234,803,543)	99.1%	$246,294,075
Other Assets & Liabilities	0.9%	2,218,984

Total Net Assets	100.0%	$248,513,059

The accompanying notes are an integral part of these financial statements.

89

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

(1)	Securities issued within terms of a private placement memorandum and exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At October 31, 2017, the aggregate value of these securities was $9,621,562, which represented 3.9% of total net assets.

(2)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(3)	The rate shown represents current yield to maturity.

(4)	Current yield as of period end.

Futures Contracts Outstanding at October 31, 2017
Description	Number of Contracts	Expiration Date	Current Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
Short position contracts:
U.S. Treasury 10-Year Note Future	24	12/19/2017	$ 2,998,500	$38,200
U.S. Treasury Long Bond Future	6	12/19/2017	914,813	14,847

Total				$53,047

Total futures contracts				$53,047

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
USD	United States Dollar

Other Abbreviations:
CMO	Collateralized Mortgage Obligation
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust

Municipal Abbreviations:
DA	Development Authority
FA	Finance Authority
GO	General Obligation
ISD	Independent School District
PA	Port Authority
Rev	Revenue
USD	United School District
VA	Veterans Administration

The accompanying notes are an integral part of these financial statements.

90

Hartford Schroders Tax-Aware Bond Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities	$8,775,031	$—	$8,775,031	$—
Corporate Bonds	17,519,883	—	17,519,883	—
Municipal Bonds	208,958,182	—	208,958,182	—
U.S. Government Securities	9,888,747	—	9,888,747	—
Short-Term Investments	1,152,232	1,152,232	—	—
Futures Contracts(2)	53,047	53,047	—	—

Total	$246,347,122	$1,205,279	$245,141,843	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

91

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9%
	Automobiles & Components - 0.5%
30,995	Gentherm, Inc.*	$1,038,333

	Banks - 10.8%
19,824	CenterState Bank Corp.	528,111
47,659	Chemical Financial Corp.	2,511,153
6,127	First Citizens BancShares, Inc. Class A	2,481,435
108,553	First Horizon National Corp.	2,037,540
41,828	First Merchants Corp.	1,798,604
121,390	First Midwest Bancorp, Inc.	2,802,895
48,760	Heritage Financial Corp.	1,487,180
20,705	Lakeland Financial Corp.	999,637
20,807	Simmons First National Corp. Class A	1,200,564
67,397	United Community Banks, Inc.	1,848,026
26,097	Univest Corp. of Pennsylvania	764,642
26,493	Westamerica Bancorp	1,542,687
41,361	Western Alliance Bancorp*	2,307,944

		22,310,418

	Capital Goods - 12.0%
11,889	Dycom Industries, Inc.*	1,044,211
20,646	ESCO Technologies, Inc.	1,196,436
23,994	Fortune Brands Home & Security, Inc.	1,585,044
61,943	Franklin Electric Co., Inc.	2,818,406
43,398	Generac Holdings, Inc.*	2,260,602
41,546	Hexcel Corp.	2,521,427
13,480	IDEX Corp.	1,728,271
55,923	Kornit Digital Ltd.*	869,603
25,690	Maxar Technologies Ltd.	1,626,165
23,509	MSC Industrial Direct Co., Inc. Class A	1,948,896
4,860	Proto Labs, Inc.*	424,035
47,801	REV Group, Inc.	1,233,266
33,094	Simpson Manufacturing Co., Inc.	1,844,659
35,902	Univar, Inc.*	1,068,084
16,183	Valmont Industries, Inc.	2,571,479

		24,740,584

	Commercial & Professional Services - 2.1%
58,686	Advanced Disposal Services, Inc.*	1,462,455
37,819	Knoll, Inc.	802,519
8,144	Matthews International Corp. Class A	511,851
24,473	On Assignment, Inc.*	1,498,237

		4,275,062

	Consumer Durables & Apparel - 4.5%
47,569	Brunswick Corp.	2,409,370
13,258	Cavco Industries, Inc.*	2,080,180
14,929	Helen of Troy Ltd.*	1,386,904
30,507	Oxford Industries, Inc.	1,970,752
35,167	Steven Madden Ltd.*	1,371,513

		9,218,719

	Consumer Services - 5.1%
36,164	Cheesecake Factory, Inc.	1,617,977
2,299	Churchill Downs, Inc.	479,457
2,753	Graham Holdings Co. Class B	1,531,907
39,295	ILG, Inc.	1,165,883
14,970	Jack in the Box, Inc.	1,549,545
73,734	Red Rock Resorts, Inc. Class A	1,816,068
49,904	ServiceMaster Global Holdings, Inc.*	2,350,977

		10,511,814

	Diversified Financials - 2.2%
82,410	Compass Diversified Holdings	1,413,332

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9% - (continued)
	Diversified Financials - 2.2% - (continued)
73,532	Donnelley Financial Solutions, Inc.*	$1,580,938
80,413	Golub Capital BDC, Inc.	1,524,630

		4,518,900

	Energy - 3.3%
44,998	Centennial Resource Development, Inc. Class A*	874,311
108,615	ProPetro Holding Corp.*	1,654,207
40,496	RSP Permian, Inc.*	1,393,467
48,562	Solaris Oilfield Infrastructure, Inc. Class A*	775,050
141,106	SRC Energy, Inc.*	1,346,151
30,468	World Fuel Services Corp.	847,010

		6,890,196

	Food & Staples Retailing - 0.8%
62,678	Performance Food Group Co.*	1,773,787

	Food, Beverage & Tobacco - 1.5%
88,526	Darling Ingredients, Inc.*	1,615,600
40,710	Hain Celestial Group, Inc.*	1,466,374

		3,081,974

	Health Care Equipment & Services - 3.4%
3,595	Cooper Cos., Inc.	863,735
11,766	DENTSPLY SIRONA, Inc.	718,550
25,454	DexCom, Inc.*	1,144,666
9,065	Envision Healthcare Corp.*	386,169
57,186	K2M Group Holdings, Inc.*	1,125,992
7,113	LifePoint Health, Inc.*	342,491
5,487	Masimo Corp.*	481,539
24,156	Patterson Cos., Inc.	893,772
37,653	Sientra, Inc.*	551,993
15,753	Teladoc, Inc.*	520,637

		7,029,544

	Insurance - 5.0%
32,644	AMERISAFE, Inc.	2,112,067
38,726	Brown & Brown, Inc.	1,930,104
130,322	National General Holdings Corp.	2,629,898
24,070	ProAssurance Corp.	1,349,123
15,129	Reinsurance Group of America, Inc.	2,259,970

		10,281,162

	Materials - 4.9%
50,694	Ardagh Group S.A.	1,086,879
40,517	Ashland Global Holdings, Inc.	2,754,346
113,855	Graphic Packaging Holding Co.	1,763,614
55,539	Pretium Resources, Inc.*	625,924
36,914	Steel Dynamics, Inc.	1,373,570
108,599	Valvoline, Inc.	2,608,548

		10,212,881

	Media - 2.0%
46,003	AMC Entertainment Holdings, Inc. Class A	639,442
60,513	Hemisphere Media Group, Inc.*	738,258
157,286	MDC Partners, Inc. Class A*	1,808,789
80,685	WideOpenWest, Inc.*	1,031,961

		4,218,450

	Pharmaceuticals, Biotechnology & Life Sciences - 6.4%
12,400	Akorn, Inc.*	403,868
41,683	Alder Biopharmaceuticals, Inc.*	468,934
16,296	Bio-Techne Corp.	2,135,102
67,162	Catalent, Inc.*	2,860,430
33,032	Flexion Therapeutics, Inc.*	727,034

The accompanying notes are an integral part of these financial statements.

92

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 6.4% - (continued)
25,875	INC Research Holdings, Inc. Class A*	$1,478,756
17,780	Pacira Pharmaceuticals, Inc.*	569,849
7,321	Puma Biotechnology, Inc.*	931,963
34,000	Repligen Corp.*	1,264,800
70,061	VWR Corp.*	2,319,019

		13,159,755

	Real Estate - 5.2%
29,777	Douglas Emmett, Inc. REIT	1,184,827
18,118	Equity LifeStyle Properties, Inc. REIT	1,603,081
63,993	Gramercy Property Trust REIT	1,900,592
14,373	HFF, Inc. Class A, REIT	630,400
79,330	Kennedy-Wilson Holdings, Inc. REIT	1,542,968
11,435	Mid-America Apartment Communities, Inc. REIT	1,170,372
72,625	Terreno Realty Corp. REIT	2,666,790

		10,699,030

	Retailing - 0.2%
19,353	Caleres, Inc.	528,917

	Semiconductors & Semiconductor Equipment - 4.2%
79,968	Entegris, Inc.	2,618,952
48,056	Integrated Device Technology, Inc.*	1,493,100
25,021	MACOM Technology Solutions Holdings, Inc.*	1,022,859
103,467	ON Semiconductor Corp.*	2,205,916
33,002	Versum Materials, Inc.	1,388,724

		8,729,551

	Software & Services - 8.1%
25,148	Cadence Design Systems, Inc.*	1,085,388
48,103	Carbonite, Inc.*	1,091,938
50,385	CoreLogic, Inc.*	2,363,057
31,781	CSG Systems International, Inc.	1,345,608
14,592	EPAM Systems, Inc.*	1,330,061
20,456	Fortinet, Inc.*	806,171
26,788	Leidos Holdings, Inc.	1,674,786
49,937	Match Group, Inc.*	1,335,315
28,596	PTC, Inc.*	1,900,204
22,262	Shutterstock, Inc.*	867,995
19,303	Verint Systems, Inc.*	814,587
28,644	WNS Holdings Ltd. ADR*	1,086,180
20,785	Yelp, Inc.*	971,075

		16,672,365

	Technology Hardware & Equipment - 2.9%
28,187	Acacia Communications, Inc.*	1,192,592
74,017	Ciena Corp.*	1,574,342
57,584	Fabrinet*	2,140,973
9,404	Novanta, Inc.*	444,809
6,606	OSI Systems, Inc.*	583,838

		5,936,554

	Transportation - 2.1%
15,181	Allegiant Travel Co.	2,070,689
26,965	Ryder System, Inc.	2,186,322

		4,257,011

	Utilities - 2.7%
25,743	IDACORP, Inc.	2,369,128
25,017	Portland General Electric Co.	1,194,312
11,471	SJW Corp.	680,345

Shares or Principal Amount		Market Value†
COMMON STOCKS - 89.9% - (continued)
	Utilities - 2.7% - (continued)
20,813	Vectren Corp.	$1,418,198

		5,661,983

	Total Common Stocks (cost $143,310,429)	$185,746,990

EXCHANGE-TRADED FUNDS - 2.0%
	Other Investment Pools & Funds - 2.0%
27,737	iShares Russell 2000 ETF	$4,140,025

	Total Exchange-Traded Funds (cost $3,868,154)	$4,140,025

	Total Long-Term Investments (cost $147,178,583)	$189,887,015

SHORT-TERM INVESTMENTS - 8.3%
	Other Investment Pools & Funds - 8.3%
17,050,542	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(1)	$17,050,542

	Total Short-Term Investments (cost $17,050,542)	$17,050,542

Total Investments (cost $164,229,125)	100.2%	$206,937,557
Other Assets and Liabilities	(0.2)%	(387,551)

Total Net Assets	100.0%	$206,550,006

The accompanying notes are an integral part of these financial statements.

93

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

94

Hartford Schroders US Small Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$1,038,333	$1,038,333	$—	$—
Banks	22,310,418	22,310,418	—	—
Capital Goods	24,740,584	24,740,584	—	—
Commercial & Professional Services	4,275,062	4,275,062	—	—
Consumer Durables & Apparel	9,218,719	9,218,719	—	—
Consumer Services	10,511,814	10,511,814	—	—
Diversified Financials	4,518,900	4,518,900	—	—
Energy	6,890,196	6,890,196	—	—
Food & Staples Retailing	1,773,787	1,773,787	—	—
Food, Beverage & Tobacco	3,081,974	3,081,974	—	—
Health Care Equipment & Services	7,029,544	7,029,544	—	—
Insurance	10,281,162	10,281,162	—	—
Materials	10,212,881	10,212,881	—	—
Media	4,218,450	4,218,450	—	—
Pharmaceuticals, Biotechnology & Life Sciences	13,159,755	13,159,755	—	—
Real Estate	10,699,030	10,699,030	—	—
Retailing	528,917	528,917	—	—
Semiconductors & Semiconductor Equipment	8,729,551	8,729,551	—	—
Software & Services	16,672,365	16,672,365	—	—
Technology Hardware & Equipment	5,936,554	5,936,554	—	—
Transportation	4,257,011	4,257,011	—	—
Utilities	5,661,983	5,661,983	—	—
Exchange-Traded Funds	4,140,025	4,140,025	—	—
Short-Term Investments	17,050,542	17,050,542	—	—

Total	$206,937,557	$206,937,557	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

95

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 88.4%
	Automobiles & Components - 1.2%
195,612	BorgWarner, Inc.	$10,312,665

	Banks - 7.6%
73,335	CenterState Bank Corp.	1,953,644
144,023	Chemical Financial Corp.	7,588,572
134,928	Commerce Bancshares, Inc.	7,847,412
56,059	East West Bancorp, Inc.	3,354,571
56,065	FCB Financial Holdings, Inc. Class A*	2,618,236
419,207	First Horizon National Corp.	7,868,515
48,863	First Republic Bank	4,759,256
192,200	United Community Banks, Inc.	5,270,124
85,317	Webster Financial Corp.	4,691,582
47,632	Westamerica Bancorp	2,773,611
168,052	Western Alliance Bancorp*	9,377,302
100,363	Zions Bancorp	4,662,865

		62,765,690

	Capital Goods - 13.6%
104,742	AGCO Corp.	7,182,159
289,307	Allison Transmission Holdings, Inc.	12,292,654
90,502	Carlisle Cos., Inc.	9,939,835
40,616	Dycom Industries, Inc.*	3,567,303
96,441	Fortune Brands Home & Security, Inc.	6,370,893
178,831	Hexcel Corp.	10,853,253
62,954	IDEX Corp.	8,071,332
63,429	Lennox International, Inc.	12,123,185
90,012	Maxar Technologies Ltd.	5,697,772
88,255	MSC Industrial Direct Co., Inc. Class A	7,316,340
56,354	Nordson Corp.	7,139,488
66,023	Owens Corning	5,459,442
51,016	Snap-on, Inc.	8,049,305
52,546	Valmont Industries, Inc.	8,349,559

		112,412,520

	Commercial & Professional Services - 4.6%
343,251	KAR Auction Services, Inc.	16,246,070
126,421	Rollins, Inc.	5,551,146
133,235	Stericycle, Inc.*	9,439,700
31,272	Verisk Analytics, Inc. Class A*	2,659,683
63,742	Waste Connections, Inc.	4,504,647

		38,401,246

	Consumer Durables & Apparel - 2.1%
142,634	Brunswick Corp.	7,224,412
78,457	PVH Corp.	9,949,132

		17,173,544

	Consumer Services - 3.2%
328,998	Aramark	14,373,923
9,874	Graham Holdings Co. Class B	5,494,387
142,035	ServiceMaster Global Holdings, Inc.*	6,691,269

		26,559,579

	Diversified Financials - 2.3%
31,580	Affiliated Managers Group, Inc.	5,889,670
213,707	Ares Capital Corp.	3,436,409
80,954	Raymond James Financial, Inc.	6,863,280
154,010	Santander Consumer USA Holdings, Inc.*	2,562,726

		18,752,085

	Energy - 2.7%
36,825	Core Laboratories N.V.	3,678,818
355,847	Gulfport Energy Corp.*	4,875,104

Shares or Principal Amount		Market Value†
COMMON STOCKS - 88.4% - (continued)
	Energy - 2.7% - (continued)
206,605	Newfield Exploration Co.*	$6,361,368
156,344	Parsley Energy, Inc. Class A*	4,158,750
133,610	RPC, Inc.	3,248,059

		22,322,099

	Food & Staples Retailing - 0.9%
262,452	Performance Food Group Co.*	7,427,391

	Food, Beverage & Tobacco - 0.7%
152,193	Hain Celestial Group, Inc.*	5,481,992

	Health Care Equipment & Services - 6.1%
87,378	Acadia Healthcare Co., Inc.*	2,740,174
39,915	Cooper Cos., Inc.	9,589,978
178,329	DENTSPLY SIRONA, Inc.	10,890,552
85,986	DexCom, Inc.*	3,866,791
35,915	Envision Healthcare Corp.*	1,529,979
80,702	Henry Schein, Inc.*	6,343,177
102,212	K2M Group Holdings, Inc.*	2,012,554
15,713	Masimo Corp.*	1,378,973
52,209	Universal Health Services, Inc. Class B	5,361,864
69,679	West Pharmaceutical Services, Inc.	7,065,451

		50,779,493

	Household & Personal Products - 1.2%
92,030	Spectrum Brands Holdings, Inc.	10,115,937

	Insurance - 5.2%
155,793	Arthur J Gallagher & Co.	9,866,371
140,784	Brown & Brown, Inc.	7,016,674
105,326	ProAssurance Corp.	5,903,522
73,300	Reinsurance Group of America, Inc.	10,949,554
20,463	RenaissanceRe Holdings Ltd.	2,831,261
78,769	Torchmark Corp.	6,626,836

		43,194,218

	Materials - 4.3%
112,622	Ashland Global Holdings, Inc.	7,656,044
320,986	Graphic Packaging Holding Co.	4,972,073
55,075	Reliance Steel & Aluminum Co.	4,231,963
208,126	Sealed Air Corp.	9,205,413
57,171	Steel Dynamics, Inc.	2,127,333
322,951	Valvoline, Inc.	7,757,283

		35,950,109

	Media - 1.5%
174,642	AMC Entertainment Holdings, Inc. Class A	2,427,524
3,216	Cable One, Inc.	2,282,749
599,718	TEGNA, Inc.	7,334,551

		12,044,824

	Pharmaceuticals, Biotechnology & Life Sciences - 4.1%
66,276	Akorn, Inc.*	2,158,609
301,471	Catalent, Inc.*	12,839,650
88,178	Pacira Pharmaceuticals, Inc.*	2,826,105
93,442	PerkinElmer, Inc.	6,757,726
18,738	Puma Biotechnology, Inc.*	2,385,347
204,637	VWR Corp.*	6,773,485

		33,740,922

	Real Estate - 5.6%
39,312	Alexandria Real Estate Equities, Inc. REIT	4,873,115
106,701	Douglas Emmett, Inc. REIT	4,245,633
83,753	Equity LifeStyle Properties, Inc. REIT	7,410,465
173,406	Gramercy Property Trust REIT	5,150,158

The accompanying notes are an integral part of these financial statements.

96

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Shares or Principal Amount		Market Value†
COMMON STOCKS - 88.4% - (continued)
	Real Estate - 5.6% - (continued)
98,515	Lamar Advertising Co. Class A, REIT	$6,939,397
68,231	Mid-America Apartment Communities, Inc. REIT	6,983,443
66,282	SBA Communications Corp. REIT*	10,418,205

		46,020,416

	Retailing - 2.3%
142,583	Advance Auto Parts, Inc.	11,654,734
77,838	Liberty Ventures Series A*	4,433,652
83,104	Nordstrom, Inc.	3,295,074

		19,383,460

	Semiconductors & Semiconductor Equipment - 2.2%
175,108	Integrated Device Technology, Inc.*	5,440,606
41,983	Microchip Technology, Inc.	3,979,988
421,718	ON Semiconductor Corp.*	8,991,028

		18,411,622

	Software & Services - 9.0%
90,807	Cadence Design Systems, Inc.*	3,919,230
197,646	CoreLogic, Inc.*	9,269,598
53,123	Gartner, Inc. Class A*	6,656,843
148,909	Genpact Ltd.	4,534,279
178,667	Leidos Holdings, Inc.	11,170,261
158,987	Match Group, Inc.*	4,251,312
94,313	PTC, Inc.*	6,267,099
335,863	Sabre Corp.	6,569,480
64,038	Synopsys, Inc.*	5,540,568
111,901	Vantiv, Inc. Class A*	7,833,070
76,704	VeriSign, Inc.*	8,247,214

		74,258,954

	Technology Hardware & Equipment - 2.1%
87,962	Arrow Electronics, Inc.*	7,352,743
237,056	Ciena Corp.*	5,042,181
82,002	Dolby Laboratories, Inc. Class A	4,751,196

		17,146,120

	Transportation - 2.7%
98,084	Kirby Corp.*	6,949,252
91,879	Ryder System, Inc.	7,449,549
210,199	Spirit Airlines, Inc.*	7,796,281

		22,195,082

	Utilities - 3.2%
190,027	Alliant Energy Corp.	8,220,568
74,730	IDACORP, Inc.	6,877,402
256,932	NiSource, Inc.	6,775,297
87,773	Westar Energy, Inc.	4,694,100

		26,567,367

	Total Common Stocks (cost $651,428,678)	$731,417,335

Shares or Principal Amount		Market Value†
EXCHANGE-TRADED FUNDS - 2.9%
	Other Investment Pools & Funds - 2.9%
55,226	iShares Russell 2000 ETF	$8,243,033
80,506	iShares Russell Mid-Cap ETF	16,126,962

		24,369,995

	Total Exchange-Traded Funds (cost $22,254,838)	$24,369,995

	Total Long-Term Investments (cost $673,683,516)	$755,787,330

SHORT-TERM INVESTMENTS - 8.5%
	Other Investment Pools & Funds - 8.5%
70,596,331	Morgan Stanley Treasury Securities Portfolio, Institutional Class, 0.88%(1)	$70,596,331

	Total Short-Term Investments (cost $70,596,331)	$70,596,331

Total Investments (cost $744,279,847)	99.8%	$826,383,661
Other Assets and Liabilities	0.2%	1,341,697

Total Net Assets	100.0%	$827,725,358

The accompanying notes are an integral part of these financial statements.

97

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Other than the industry classifications “Other Investment Pools & Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for financial reporting purposes.

*	Non-income producing.

(1)	Current yield as of period end.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of investments.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

98

Hartford Schroders US Small/Mid Cap Opportunities Fund

Schedule of Investments – (continued)

October 31, 2017

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3(1)
Assets
Common Stocks
Automobiles & Components	$10,312,665	$10,312,665	$—	$—
Banks	62,765,690	62,765,690	—	—
Capital Goods	112,412,520	112,412,520	—	—
Commercial & Professional Services	38,401,246	38,401,246	—	—
Consumer Durables & Apparel	17,173,544	17,173,544	—	—
Consumer Services	26,559,579	26,559,579	—	—
Diversified Financials	18,752,085	18,752,085	—	—
Energy	22,322,099	22,322,099	—	—
Food & Staples Retailing	7,427,391	7,427,391	—	—
Food, Beverage & Tobacco	5,481,992	5,481,992	—	—
Health Care Equipment & Services	50,779,493	50,779,493	—	—
Household & Personal Products	10,115,937	10,115,937	—	—
Insurance	43,194,218	43,194,218	—	—
Materials	35,950,109	35,950,109	—	—
Media	12,044,824	12,044,824	—	—
Pharmaceuticals, Biotechnology & Life Sciences	33,740,922	33,740,922	—	—
Real Estate	46,020,416	46,020,416	—	—
Retailing	19,383,460	19,383,460	—	—
Semiconductors & Semiconductor Equipment	18,411,622	18,411,622	—	—
Software & Services	74,258,954	74,258,954	—	—
Technology Hardware & Equipment	17,146,120	17,146,120	—	—
Transportation	22,195,082	22,195,082	—	—
Utilities	26,567,367	26,567,367	—	—
Exchange-Traded Funds	24,369,995	24,369,995	—	—
Short-Term Investments	70,596,331	70,596,331	—	—

Total	$826,383,661	$826,383,661	$—	$—

(1)	For the year ended October 31, 2017, there were no transfers between any levels.

The accompanying notes are an integral part of these financial statements.

99

Hartford Schroders Funds

Statements of Assets and Liabilities

October 31, 2017

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Assets:
Investments in securities, at market value	$65,346,547	$2,761,332,728	$76,250,192
Investments in affiliated issuers, at market value	—	—	—
Cash	—	256,667	—
Cash collateral due from broker on futures contracts	—	—	53,812
Foreign currency	286,939	773,190	—
Unrealized appreciation on OTC swap contracts	—	—	—
Unrealized appreciation on foreign currency contracts	581,677	—	213,566
Receivables:
Investment securities sold	1,753,582	2,392,314	—
Fund shares sold	26,887	2,145,204	169,035
Dividends and interest	507,643	1,582,490	1,301,677
Variation margin on futures contracts	—	—	—
Variation margin on centrally cleared swap contracts	—	—	—
OTC swap contracts premiums paid	—	—	—
Other assets	30,059	3,355,230	59,715

Total assets	68,533,334	2,771,837,823	78,047,997

Liabilities:
Unrealized depreciation on foreign currency contracts	597,727	—	160,351
Bank overdraft	523,694	—	715,394
Unrealized depreciation on OTC swap contracts	—	—	—
Payables:
Investment securities purchased	1,900,474	6,177,240	1,840,171
Fund shares redeemed	23,499	4,819,469	10,136
Investment management fees	52,514	2,344,252	44,107
Transfer agent fees	4,972	373,872	1,440
Accounting services fees	774	41,432	1,134
Board of Directors’ fees	309	9,399	281
Foreign taxes	15,047	2,171,623	10,293
Distribution fees	638	14,030	573
Written options	—	—	—
Accrued expenses	36,674	332,855	35,409
OTC swap contracts premiums received	—	—	—

Total liabilities	3,156,322	16,284,172	2,819,289

Net assets	$65,377,012	$2,755,553,651	$75,228,708

Summary of Net Assets:
Capital stock and paid-in-capital	$63,485,629	$2,162,045,430	$72,795,390
Undistributed (distributions in excess of) net investment income	2,284,019	19,928,872	702,327
Accumulated net realized gain (loss)	(1,791,977)	(264,878,514)	991,837
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	1,399,341	838,457,863	739,154

Net assets	$65,377,012	$2,755,553,651	$75,228,708

Shares authorized	410,000,000	780,000,000	600,000,000

Par value	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$10.50	$16.23	$9.98

Maximum offering price per share	$10.99	$17.17	$10.45

Shares outstanding	278,263	3,271,787	247,607

Net Assets	$2,921,138	$53,107,340	$2,471,799

Class C: Net asset value per share	$10.40	$16.08	$9.95

Shares outstanding	1,526	227,518	7,308

Net Assets	$15,878	$3,658,120	$72,686

The accompanying notes are an integral part of these financial statements.

100

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

Hartford Schroders Global Strategic Bond Fund

$58,142,410
26,527
—
1,453,141
201,825
6,456
1,152,955

279,810
130,123
338,345
1,421,657
16,967
16,720
66,104

63,253,040

709,154
29,399
115,461

2,090,454
—
33,756
753
921
251
—
69
161,932
23,646
21,729

3,187,525

$60,065,515

$64,998,175
(371,673)
(5,936,088)
1,375,101

$60,065,515

600,000,000

$0.0001

$9.07

$9.50

33,650

$305,223

$9.07

1,111

$10,081

The accompanying notes are an integral part of these financial statements.

101

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Class I: Net asset value per share	$10.52	$16.23	$9.97

Shares outstanding	5,089,061	113,914,876	1,548,660

Net Assets	$53,528,522	$1,848,367,860	$15,440,507

Class R3: Net asset value per share	$—	$16.20	$9.97

Shares outstanding	—	796	3,578

Net Assets	$—	$12,892	$35,672

Class R4: Net asset value per share	$—	$16.19	$9.97

Shares outstanding	—	8,372	1,082

Net Assets	$—	$135,558	$10,788

Class R5: Net asset value per share	$—	$16.23	$9.97

Shares outstanding	—	796	1,084

Net Assets	$—	$12,921	$10,807

Class Y: Net asset value per share	$10.52	$16.25	$9.97

Shares outstanding	976	6,014,194	12,210

Net Assets	$10,265	$97,757,944	$121,708

Class F: Net asset value per share	$10.52	$16.23	$9.96

Shares outstanding	978	2,615,556	1,076

Net Assets	$10,286	$42,461,628	$10,727

Class SDR:Net asset value per share	$10.55	$16.26	$9.98

Shares outstanding	842,486	43,661,430	5,716,090

Net Assets	$8,890,923	$710,039,388	$57,054,014

Cost of investments	$63,906,958	$1,922,019,144	$75,540,370
Cost of investments in affiliated issuers	$—	$—	$—
Cost of foreign currency	$288,521	$772,596	$—
Proceeds of written option contracts	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

102

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

Hartford Schroders Global Strategic Bond Fund
$9.13

1,150

$10,500

$9.12

1,113

$10,147

$9.13

1,114

$10,166

$9.12

1,115

$10,170

$9.14

1,115

$10,190

$9.14

1,109

$10,135

$9.05

6,598,685

$59,688,903

$57,489,723
$26,688
$204,115
$179,970

The accompanying notes are an integral part of these financial statements.

103

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Assets:
Investments in securities, at market value	$1,390,259,066	$200,281,890	$246,294,075
Cash	—	—	—
Cash collateral due from broker on futures contracts	—	—	—
Foreign currency	581,513	100,075	—
Unrealized appreciation on foreign currency contracts	272,452	—	—
Receivables:
Investment securities sold	5,144,096	—	—
Fund shares sold	9,192,401	309,629	744,747
Dividends and interest	2,720,121	336,225	1,615,160
Tax reclaims	563,087	232,701	—
Variation margin on futures contracts	455,028	—	42,696
Other assets	471,852	117,102	70,125

Total assets	1,409,659,616	201,377,622	248,766,803

Liabilities:
Unrealized depreciation on foreign currency contracts	133,442	—	—
Payables:
Investment securities purchased	47,599,606	—	—
Fund shares redeemed	484,144	109,335	107,320
Investment management fees	806,950	126,874	93,925
Transfer agent fees	50,516	14,635	7,378
Accounting services fees	19,112	3,045	2,922
Board of Directors’ fees	4,193	681	804
Foreign taxes	199,922	119,517	—
Distribution fees	24,337	1,499	8,526
Accrued expenses	86,321	42,727	32,869

Total liabilities	49,408,543	418,313	253,744

Net assets	$1,360,251,073	$200,959,309	$248,513,059

Summary of Net Assets:
Capital stock and paid-in-capital	$1,250,591,688	$159,808,512	$236,561,369
Undistributed (distributions in excess of) net investment income	4,762,414	2,001,947	110,013
Accumulated net realized gain (loss)	11,257,084	(5,969,268)	298,098
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	93,639,887	45,118,118	11,543,579

Net assets	$1,360,251,073	$200,959,309	$248,513,059

Shares authorized	780,000,000	610,000,000	410,000,000

Par value	$0.0001	$0.0001	$0.0001

Class A: Net asset value per share	$10.18	$13.62	$11.08

Maximum offering price per share	$10.77	$14.41	$11.60

Shares outstanding	5,794,514	435,367	2,070,408

Net Assets	$58,977,005	$5,930,074	$22,947,510

Class C: Net asset value per share	$10.12	$13.11	$11.07

Shares outstanding	1,540,058	24,487	425,544

Net Assets	$15,580,391	$320,951	$4,712,244

Class I: Net asset value per share	$10.17	$13.20	$11.10

Shares outstanding	69,456,606	8,835,926	13,322,269

Net Assets	$706,651,783	$116,660,208	$147,851,414

Class R3: Net asset value per share	$10.15	$13.19	$—

Shares outstanding	10,351	956	—

Net Assets	$105,092	$12,604	$—

The accompanying notes are an integral part of these financial statements.

104

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

$206,937,557	$826,383,661
105	1,416
24,894	—
—	—
—	—

—	—
217,014	2,823,013
42,098	289,292
—	—
—	—
66,464	106,104

207,288,132	829,603,486

—	—

421,158	226,942
115,231	884,082
154,422	581,760
10,388	69,484
2,402	9,582
674	2,784
—	—
7,298	63,872
26,553	39,622

738,126	1,878,128

$206,550,006	$827,725,358

$147,684,783	$735,323,397
(194,101)	(3,954)
16,350,892	10,302,101
42,708,432	82,103,814

$206,550,006	$827,725,358

600,000,000	600,000,000

$0.0001	$0.0001

$27.97	$13.97

$29.60	$14.78

621,390	8,346,021

$17,378,829	$116,593,715

$28.82	$14.37

153,566	3,349,500

$4,425,921	$48,121,177

$29.14	$14.52

4,278,262	42,757,889

$124,651,328	$620,850,466

$29.05	$14.43

1,860	29,430

$54,041	$424,820

The accompanying notes are an integral part of these financial statements.

105

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Class R4: Net asset value per share	$10.16	$13.20	$—

Shares outstanding	79,629	956	—

Net Assets	$809,041	$12,620	$—

Class R5: Net asset value per share	$10.17	$13.22	$—

Shares outstanding	1,398,012	957	—

Net Assets	$14,211,531	$12,644	$—

Class Y: Net asset value per share	$10.17	$13.23	$11.10

Shares outstanding	436,555	8,703	914

Net Assets	$4,440,258	$115,119	$10,145

Class F: Net asset value per share	$10.18	$13.22	$11.10

Shares outstanding	10,864,259	63,846	214,113

Net Assets	$110,584,892	$843,814	$2,376,754

Class SDR:Net asset value per share	$10.17	$13.23	$11.09

Shares outstanding	44,154,017	5,825,622	6,365,795

Net Assets	$448,891,080	$77,051,275	$70,614,992

Cost of investments	$1,296,894,643	$155,081,080	$234,803,543
Cost of foreign currency	$581,098	$100,992	$—

The accompanying notes are an integral part of these financial statements.

106

Hartford Schroders Funds

Statements of Assets and Liabilities – (continued)

October 31, 2017

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund
$29.08	$14.48

371	18,902

$10,788	$273,766

$29.11	$14.51

703	3,870

$20,460	$56,162

$29.14	$14.53

900,142	790,219

$26,227,355	$11,478,715

$29.15	$14.53

43,087	580,712

$1,255,802	$8,436,192

$29.19	$14.56

1,114,225	1,476,407

$32,525,482	$21,490,345

$164,229,125	$744,279,847
$—	$—

The accompanying notes are an integral part of these financial statements.

107

Hartford Schroders Funds

Statements of Operations

For the Year Ended October 31, 2017

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Investment Income:
Dividends	$—	$55,961,184	$—
Dividends from affiliated issuers	—	679,450	—
Interest	3,413,147	169,377	4,458,518
Other income	—	—	55
Less: Foreign tax withheld	(61,188)	(7,707,835)	(45,106)

Total investment income, net	3,351,959	49,102,176	4,413,467

Expenses:
Investment management fees	754,368	22,509,323	462,428
Administrative services fees
Class R3	—	22	25
Class R4	—	122	15
Class R5	—	11	10
Transfer agent fees
Class A	5,274	94,961	828
Class C	36	2,097	61
Class I	59,118	3,683,264	6,919
Class R3	—	7	7
Class R4	—	20	7
Class R5	—	7	7
Class Y	—	16,464	18
Class F	—	—	—
Class SDR	41	696	102
Distribution fees
Class A	6,502	109,634	5,014
Class C	120	13,855	368
Class R3	—	55	62
Class R4	—	203	25
Custodian fees	12,480	337,556	14,378
Registration and filing fees	60,278	440,534	69,726
Accounting services fees	11,117	396,168	11,891
Board of Directors’ fees	3,140	75,706	2,377
Audit fees	10,523	68,945	10,050
Other expenses	3,478	295,536	3,984

Total expenses (before waivers and fees paid indirectly)	926,475	28,045,186	588,302

Expense waivers	(61,046)	(1,437,906)	(79,428)
Distribution fee reimbursements	(6)	(251)	(95)

Total waivers and fees paid indirectly	(61,052)	(1,438,157)	(79,523)

Total expenses, net	865,423	26,607,029	508,779

Net Investment Income (Loss)	2,486,536	22,495,147	3,904,688

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Capital gain distributions received from underlying funds	—	551,226	—
Net realized gain (loss) on investments	(849,747)	(4,414,271)	2,758,585
Less: Foreign taxes paid on realized capital gains	(26,130)	(263,302)	(28,313)
Net realized gain (loss) on investments in affiliated issuers	—	3,064,691	—
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	61,662
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	58,304
Net realized gain (loss) on foreign currency contracts	520,247	—	130,943
Net realized gain (loss) on other foreign currency transactions	34,437	(298,972)	(81,198)

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	(321,193)	(1,360,628)	2,899,983

The accompanying notes are an integral part of these financial statements.

108

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

Hartford Schroders Global Strategic Bond Fund

$—
—
1,684,259
—
(2,276)

1,681,983

415,594

21
15
11

246
7
22
7
7
7
—
—
68

346
101
51
25
10,399
89,565
11,334
2,529
11,768
4,436

546,559

(142,713)
(59)

(142,772)

403,787

1,278,196

—
(1,504,725)
—
—
(219,361)
153,381
217,883
(899,769)
(323,019)
6,837

(2,568,773)

The accompanying notes are an integral part of these financial statements.

109

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	Hartford Schroders Emerging Markets Debt and Currency Fund	Hartford Schroders Emerging Markets Equity Fund	Hartford Schroders Emerging Markets Multi- Sector Bond Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$585,949	$599,080,226	$(1,021,562)
Net unrealized appreciation (depreciation) of investments in affiliated issuers	—	(2,443,436)	—
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of futures contracts	—	—	—
Net unrealized appreciation (depreciation) of written options contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	(612)
Net unrealized appreciation (depreciation) of foreign currency contracts	78,438	—	15,905
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	78,949	16,096	(11,553)

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	743,336	596,652,886	(1,017,822)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	422,143	595,292,258	1,882,161

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,908,679	$617,787,405	$5,786,849

The accompanying notes are an integral part of these financial statements.

110

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

Hartford Schroders Global Strategic Bond Fund

$2,560,920
(95)
143,687
13,919
(28,984)
197,838
(228,978)
7,759

2,666,066

97,293

$1,375,489

The accompanying notes are an integral part of these financial statements.

111

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Investment Income:
Dividends	$28,717,891	$3,866,616	$—
Interest	396,194	19,440	5,103,608
Non-cash dividends	99,384	249,636	—
Less: Foreign tax withheld	(2,644,066)	(395,939)	—

Total investment income, net	26,569,403	3,739,753	5,103,608

Expenses:
Investment management fees	6,289,765	1,266,718	897,362
Administrative services fees
Class R3	113	22	—
Class R4	421	17	—
Class R5	5,064	11	—
Transfer agent fees
Class A	44,560	8,688	10,491
Class C	6,252	114	952
Class I	309,553	145,711	52,263
Class R3	27	7	—
Class R4	32	7	—
Class R5	92	7	—
Class Y	1,014	5	—
Class F	—	—	—
Class SDR	6,462	41	430
Distribution fees
Class A	88,147	10,598	36,987
Class C	61,961	761	21,770
Class R3	282	55	—
Class R4	702	28	—
Custodian fees	69,896	10,309	—
Registration and filing fees	221,251	114,073	108,892
Accounting services fees	147,562	30,401	27,918
Board of Directors’ fees	26,037	6,434	6,959
Audit fees	15,624	21,957	21,949
Other expenses	47,759	9,736	7,511

Total expenses (before waivers and fees paid indirectly)	7,342,576	1,625,700	1,193,484

Expense waivers	(677,519)	(116,802)	(216,559)
Distribution fee reimbursements	(66)	(64)	(104)

Total waivers and fees paid indirectly	(677,585)	(116,866)	(216,663)

Total expenses, net	6,664,991	1,508,834	976,821

Net Investment Income (Loss)	19,904,412	2,230,919	4,126,787

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized gain (loss) on investments	27,743,206	1,839,966	(69,552)
Less: Foreign taxes paid on realized capital gains	—	(2,352)	—
Net realized gain (loss) on futures contracts	6,383,668	—	351,481
Net realized gain (loss) on foreign currency contracts	(669,317)	(264)	—
Net realized gain (loss) on other foreign currency transactions	(395,042)	(104,375)	—

Net Realized Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	33,062,515	1,732,975	281,929

The accompanying notes are an integral part of these financial statements.

112

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

$1,762,832	$5,798,668
84,394	333,801
92,446	185,539
(2,491)	(14,160)

1,937,181	6,303,848

1,476,659	4,673,197

24	300
15	96
16	30

18,260	100,194
3,344	30,972
71,023	445,607
7	47
7	53
26	37
1,093	1,135
—	—
83	93

28,418	217,539
24,772	245,381
59	750
26	161
—	730
112,708	176,122
22,970	76,970
5,817	16,458
11,157	15,052
10,328	60,259

1,786,812	6,061,183

(84,749)	(70,347)
(446)	(956)

(85,195)	(71,303)

1,701,617	5,989,880

235,564	313,968

16,581,165	10,966,769
—	—
(105,097)	17,492
—	—
228	730

16,476,296	10,984,991

The accompanying notes are an integral part of these financial statements.

113

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

	Hartford Schroders International Multi-Cap Value Fund	Hartford Schroders International Stock Fund	Hartford Schroders Tax-Aware Bond Fund
Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	$95,432,756	$35,569,419	$(382,030)
Net unrealized appreciation (depreciation) of futures contracts	237,433	—	(45,897)
Net unrealized appreciation (depreciation) of foreign currency contracts	475,043	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	49,463	44,300	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	96,194,695	35,613,719	(427,927)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	129,257,210	37,346,694	(145,998)

Net Increase (Decrease) in Net Assets Resulting from Operations	$149,161,622	$39,577,613	$3,980,789

The accompanying notes are an integral part of these financial statements.

114

Hartford Schroders Funds

Statements of Operations – (continued)

For the Year Ended October 31, 2017

Hartford Schroders US Small Cap Opportunities Fund	Hartford Schroders US Small/Mid Cap Opportunities Fund

$17,176,966	$66,489,483
—	—
—	—
—	—

17,176,966	66,489,483

33,653,262	77,474,474

$33,888,826	$77,788,442

The accompanying notes are an integral part of these financial statements.

115

Hartford Schroders Funds

Statements of Changes in Net Assets

	Hartford Schroders Emerging Markets Debt and Currency Fund		Hartford Schroders Emerging Markets Equity Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$2,486,536	$3,974,962	$22,495,147	$12,168,574
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	(321,193)	(1,153,662)	(1,360,628)	(90,593,861)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	743,336	3,430,707	596,652,886	214,415,224

Net Increase (Decrease) in Net Assets Resulting from Operations	2,908,679	6,252,007	617,787,405	135,989,937

Distributions to Shareholders:
From net investment income
Class A	—	—	(270,156)	(236,605)
Class C	—	—	(1,862)	—
Class I	—	—	(9,227,775)	(7,602,828)
Class R3	—	—	(78)	—
Class R4	—	—	(84)	—
Class R5	—	—	(89)	—
Class Y	—	—	(91)	—
Class F	—	—	—	—
Class SDR	—	—	(5,074,710)	(3,657,503)

Total from net investment income	—	—	(14,574,845)	(11,496,936)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class F	—	—	—	—
Class SDR	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	—	—	(14,574,845)	(11,496,936)

Capital Share Transactions:
Sold	21,777,663	41,499,814	1,320,423,954	693,064,230
Issued on reinvestment of distributions	—	2	9,850,470	9,067,038
Redeemed	(43,958,839)	(66,241,580)	(798,931,394)	(476,071,019)
Other Capital	—	—	—	13,527

Net increase (decrease) from capital share transactions	(22,181,176)	(24,741,764)	531,343,030	226,073,776

Net Increase (Decrease) in Net Assets	(19,272,497)	(18,489,757)	1,134,555,590	350,566,777

Net Assets:
Beginning of period	84,649,509	103,139,266	1,620,998,061	1,270,431,284

End of period	$65,377,012	$84,649,509	$2,755,553,651	$1,620,998,061

Undistributed (distributions in excess of) net investment income	$2,284,019	$(191,582)	$19,928,872	$11,341,680

The accompanying notes are an integral part of these financial statements.

116

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

Hartford Schroders Emerging Markets Multi-Sector Bond Fund		Hartford Schroders Global Strategic Bond Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$3,904,688	$2,835,374	$1,278,196	$826,350
2,899,983	227,904	(2,568,773)	(107,856)
(1,017,822)	3,037,433	2,666,066	966,689

5,786,849	6,100,711	1,375,489	1,685,183

(111,772)	(46,919)	(3,337)	(820)
(1,789)	—	(272)	(8)
(571,348)	(247,622)	(337)	(80)
(550)	—	(283)	(8)
(563)	—	(290)	(9)
(581)	—	(300)	(9)
(2,138)	—	(301)	(9)
(447)	—	—	—
(3,098,650)	(1,336,497)	(2,112,250)	(1,110,293)

(3,787,838)	(1,631,038)	(2,117,370)	(1,111,236)

(17,509)	—	—	—
(100)	—	—	—
(81,544)	—	—	—
(100)	—	—	—
(100)	—	—	—
(100)	—	—	—
(100)	—	—	—
(512,123)	—	—	—

(611,676)	—	—	—

—	—	(412)	—
—	—	(33)	—
—	—	(42)	—
—	—	(35)	—
—	—	(36)	—
—	—	(37)	—
—	—	(37)	—
—	—	—	—
—	—	(260,585)	—

—	—	(261,217)	—

(4,399,514)	(1,631,038)	(2,378,587)	(1,111,236)

13,893,815	31,816,573	6,137,138	20,715,040
2,745,773	869,113	2,378,587	1,111,226
(4,991,648)	(3,749,156)	(17,967,161)	(62,295,305)
—	—	—	—

11,647,940	28,936,530	(9,451,436)	(40,469,039)

13,035,275	33,406,203	(10,454,534)	(39,895,092)

62,193,433	28,787,230	70,520,049	110,415,141

$75,228,708	$62,193,433	$60,065,515	$70,520,049

$702,327	$211,235	$(371,673)	$1,486,940

The accompanying notes are an integral part of these financial statements.

117

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

	Hartford Schroders International Multi-Cap Value Fund		Hartford Schroders International Stock Fund
	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016
Operations:
Net investment income (loss)	$19,904,412	$6,682,992	$2,230,919	$2,248,987
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	33,062,515	(12,910,844)	1,732,975	(7,391,053)
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	96,194,695	18,131,672	35,613,719	3,312,139

Net Increase (Decrease) in Net Assets Resulting from Operations	149,161,622	11,903,820	39,577,613	(1,829,927)

Distributions to Shareholders:
From net investment income
Class A	(609,559)	(346,384)	(45,213)	(32,642)
Class C	(80,568)	—	(154)	—
Class I	(8,600,005)	(4,268,104)	(1,382,174)	(1,237,963)
Class R3	(879)	—	(161)	—
Class R4	(3,637)	—	(167)	—
Class R5	(120,710)	—	(173)	—
Class Y	(420,640)	—	(174)	—
Class F	(777,241)	—	—	—
Class SDR	(5,991,939)	(2,818,017)	(1,152,755)	(740,985)

Total from net investment income	(16,605,178)	(7,432,505)	(2,580,971)	(2,011,590)

From net realized gain on investments
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class SDR	—	—	—	—

Total from net realized gain on investments	—	—	—	—

From tax return of capital
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Class R3	—	—	—	—
Class R4	—	—	—	—
Class R5	—	—	—	—
Class Y	—	—	—	—
Class F	—	—	—	—
Class SDR	—	—	—	—

Total from tax return of capital	—	—	—	—

Total distributions	(16,605,178)	(7,432,505)	(2,580,971)	(2,011,590)

Capital Share Transactions:
Sold	1,123,690,242	328,552,582	41,676,014	47,505,531
Issued on reinvestment of distributions	14,839,386	5,047,337	2,528,482	1,531,659
Redeemed	(343,599,544)	(218,379,151)	(30,497,853)	(57,844,806)
Other Capital	—	19,460	—	101

Net increase (decrease) from capital share transactions	794,930,084	115,240,228	13,706,643	(8,807,515)

Net Increase (Decrease) in Net Assets	927,486,528	119,711,543	50,703,285	(12,649,032)

Net Assets:
Beginning of period	432,764,545	313,053,002	150,256,024	162,905,056

End of period	$1,360,251,073	$432,764,545	$200,959,309	$150,256,024

Undistributed (distributions in excess of) net investment income	$4,762,414	$949,632	$2,001,947	$2,454,741

The accompanying notes are an integral part of these financial statements.

118

Hartford Schroders Funds

Statements of Changes in Net Assets – (continued)

Hartford Schroders Tax-Aware Bond Fund		Hartford Schroders US Small Cap Opportunities Fund		Hartford Schroders US Small/Mid Cap Opportunities Fund
For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016	For the Year Ended October 31, 2017	For the Year Ended October 31, 2016

$4,126,787	$3,437,867	$235,564	$401,920	$313,968	$423,260
281,929	467,995	16,476,296	7,535,209	10,984,991	3,412,716
(427,927)	3,257,369	17,176,966	(1,541,618)	66,489,483	3,997,302

3,980,789	7,163,231	33,888,826	6,395,511	77,788,442	7,833,278

(265,057)	(96,808)	(10,422)	—	(79,721)	—
(20,682)	(17)	(3,055)	—	(9,333)	—
(2,366,420)	(3,140,421)	(501,740)	—	(574,780)	(14,506)
—	—	(28)	—	(54)	—
—	—	(34)	—	(26)	—
—	—	(57)	—	(44)	—
(203)	(18)	(42)	—	(27)	—
(8,412)	—	—	—	—	—
(1,374,814)	(122,307)	(28,449)	—	(14,249)	(2,227)

(4,035,588)	(3,359,571)	(543,827)	—	(678,234)	(16,733)

(29,381)	—	(189,413)	(71,266)	(711,963)	(590,430)
(224)	—	(27,933)	—	(35,683)	—
(289,316)	—	(6,679,192)	(9,247,762)	(3,211,860)	(5,189,938)
—	—	(552)	—	(439)	—
—	—	(552)	—	(205)	—
—	—	(759)	—	(272)	—
(37)	—	(552)	—	(154)	—
(237,039)	—	(366,590)	(1,557)	(81,541)	(197,859)

(555,997)	—	(7,265,543)	(9,320,585)	(4,042,117)	(5,978,227)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

—	—	—	—	—	—

(4,591,585)	(3,359,571)	(7,809,370)	(9,320,585)	(4,720,351)	(5,994,960)

142,241,870	141,987,220	115,079,181	14,266,448	685,187,154	173,787,860
3,136,116	2,264,825	7,563,213	9,046,405	4,176,074	5,925,649
(53,285,396)	(97,099,803)	(64,678,394)	(27,090,303)	(149,462,510)	(24,429,429)
—	—	—	536	—	31,725

92,092,590	47,152,242	57,964,000	(3,776,914)	539,900,718	155,315,805

91,481,794	50,955,902	84,043,456	(6,701,988)	612,968,809	157,154,123

157,031,265	106,075,363	122,506,550	129,208,538	214,756,549	57,602,426

$248,513,059	$157,031,265	$206,550,006	$122,506,550	$827,725,358	$214,756,549

$110,013	$58,131	$(194,101)	$(29,276)	$(3,954)	$398,691

The accompanying notes are an integral part of these financial statements.

119

Hartford Schroders Funds

Financial Highlights

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Emerging Markets Debt and Currency Fund(4)
For the Year Ended October 31, 2017
A	$10.20	$0.29	$0.01		$0.30	$—	$—	$—	$—	$10.50	2.84%		$2,921	1.48%		1.40%		2.80%		154%
C	10.18	0.21	0.01		0.22	—	—	—	—	10.40	2.16		16	2.37		2.15		2.07		154
I	10.19	0.32	0.01		0.33	—	—	—	—	10.52	3.24		53,529	1.16		1.09		3.13		154
Y	10.18	0.33	0.01		0.34	—	—	—	—	10.52	3.24		10	1.08		1.00		3.20		154
F(5)	10.23	0.24	0.05		0.29	—	—	—	—	10.52	2.93	(6)	10	1.08	(7)	1.00	(7)	3.39	(7)	154
SDR	10.21	0.33	0.01		0.34	—	—	—	—	10.55	3.33		8,891	1.08		1.00		3.21		154

For the Year Ended October 31, 2016
A	$9.35	$0.50	$0.35		$0.85	$—	$—	$—	$—	$10.20	9.20%		$3,410	1.73%		1.38%		5.08%		163%
C(8)	10.25	0.20	(0.27)		(0.07)	—	—	—	—	10.18	(0.59	)(6)	10	1.98	(7)	1.98	(7)	73.05	(7)	163
I	9.32	0.46	0.41		0.87	—	—	—	—	10.19	9.33		72,080	1.47		1.12		4.66		163
Y(8)	10.25	0.21	(0.28)		(0.07)	—	—	—	—	10.18	(0.59	)(6)	10	0.98	(7)	0.98	(7)	74.14	(7)	163
SDR	9.33	0.87	0.01		0.88	—	—	—	—	10.21	9.54		9,140	1.27		0.96		8.70		163

For the Year Ended October 31, 2015
A	$10.15	$0.14	$(0.80)		$(0.66)	$—	$(0.14)	$—	$(0.14)	$9.35	(6.59)%		$5,026	1.57%		1.40%		1.43%		207%
I	10.19	0.17	(0.80)		(0.63)	(0.10)	(0.14)	—	(0.24)	9.32	(6.34)		97,022	1.31		1.15		1.73		207
SDR (9)	9.78	0.13	(0.58)		(0.45)	—	—	—	—	9.33	(4.60	)(6)	1,092	1.22	(7)	1.00	(7)	1.63	(7)	207

For the Year Ended October 31, 2014
A	$10.26	$0.17	$(0.10)		$0.07	$(0.04)	$(0.14)	$—	$(0.18)	$10.15	0.68%		$10,001	1.41%		1.40%		1.65%		149%
I	10.30	0.21	(0.13)		0.08	(0.05)	(0.14)	—	(0.19)	10.19	0.83		257,568	1.18		1.15		2.09		149

For the Year Ended October 31, 2013
A	$10.01	$0.04	$0.32		$0.36	$(0.11)	$—	$—	$(0.11)	$10.26	3.57%		$43,814	1.51%		1.40%		0.41%		103%
I	10.03	0.07	0.32		0.39	(0.12)	—	—	(0.12)	10.30	3.90		121,402	1.29		1.15		0.71		103

Hartford Schroders Emerging Markets Equity Fund(4)
For the Year Ended October 31, 2017
A	$12.59	$0.10	$3.62		$3.72	$(0.08)	$—	$—	$(0.08)	$16.23	29.83%		$53,107	1.56%		1.50%		0.69%		33%
C	12.58	0.04	3.57		3.61	(0.11)	—	—	(0.11)	16.08	29.00		3,658	2.25		2.25		0.25		33
I	12.59	0.14	3.61		3.75	(0.11)	—	—	(0.11)	16.23	30.14		1,848,368	1.35		1.25		0.98		33
R3	12.58	0.10	3.62		3.72	(0.10)	—	—	(0.10)	16.20	29.87		13	1.86		1.48		0.71		33
R4	12.58	0.16	3.56		3.72	(0.11)	—	—	(0.11)	16.19	29.86		136	1.52		1.50		1.11		33
R5	12.58	0.13	3.63		3.76	(0.11)	—	—	(0.11)	16.23	30.26		13	1.25		1.20		0.97		33
Y	12.58	0.26	3.53		3.79	(0.12)	—	—	(0.12)	16.25	30.45		97,758	1.14		1.14		1.72		33
F(5)	12.98	0.16	3.09		3.25	—	—	—	—	16.23	25.04	(6)	42,462	1.10	(7)	1.10	(7)	1.57	(7)	33
SDR	12.60	0.15	3.63		3.78	(0.12)	—	—	(0.12)	16.26	30.32		710,039	1.10		1.10		1.10		33

For the Year Ended October 31, 2016
A	$11.56	$0.08	$1.02	(10)	$1.10	$(0.07)	$—	$—	$(0.07)	$12.59	9.59%		$38,918	1.57%		1.49%		0.71%		47%
C(8)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	2.06	(7)	2.06	(7)	(2.06	)(7)	47
I	11.56	0.10	1.03	(10)	1.13	(0.10)	—	—	(0.10)	12.59	9.94		1,020,291	1.32		1.24		0.89		47
R3(8)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.75	(7)	1.75	(7)	(1.75	)(7)	47
R4(8)	12.68	(0.01)	(0.09)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.46	(7)	1.46	(7)	(1.46	)(7)	47
R5(8)	12.68	—	(0.10)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.17	(7)	1.17	(7)	(1.16	)(7)	47
Y(8)	12.68	—	(0.10)		(0.10)	—	—	—	—	12.58	(0.79	)(6)	10	1.06	(7)	1.06	(7)	(1.06	)(7)	47
SDR	11.57	0.12	1.03	(10)	1.15	(0.12)	—	—	(0.12)	12.60	10.10		561,740	1.18		1.10		1.05		47

The accompanying notes are an integral part of these financial statements.

120

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Emerging Markets Equity Fund(4) - (continued)
For the Year Ended October 31, 2015
A	$13.33	$0.10	$(1.83	)(10)	$(1.73)	$(0.04)	$—	$—	$(0.04)	$11.56	(13.01)%		$41,116	1.57%		1.49%		0.76%		55%
I	13.40	0.13	(1.85	)(10)	(1.72)	(0.12)	—	—	(0.12)	11.56	(12.88)		877,480	1.33		1.24		1.05		55
SDR(9)	12.60	0.14	(1.17	)(10)	(1.03)	—	—	—	—	11.57	(8.17	)(6)	351,836	1.21	(7)	1.10	(7)	1.35	(7)	55

For the Year Ended October 31, 2014
A	$13.70	$0.08	$(0.37	)(10)	$(0.29)	$(0.08)	$—	$—	$(0.08)	$13.33	(2.08)%		$122,722	1.50%		1.49%		0.61%		58%
I	13.76	0.12	(0.36	)(10)	(0.24)	(0.12)	—	—	(0.12)	13.40	(1.77)		1,135,896	1.26		1.24		0.87		58

For the Year Ended October 31, 2013
A	$12.85	$0.11	$0.83	(10)	$0.94	$(0.09)	$—	$—	$(0.09)	$13.70	7.33%		$208,116	1.50%		1.48%		0.84%		47%
I	12.91	0.15	0.81	(10)	0.96	(0.11)	—	—	(0.11)	13.76	7.49		841,841	1.25		1.23		1.16		47

Hartford Schroders Emerging Markets Multi-Sector Bond Fund(4)
For the Year Ended October 31, 2017
A	$9.79	$0.55	$0.27		$0.82	$(0.53)	$(0.10)	$—	$(0.63)	$9.98	8.83%		$2,472	1.15%		1.03%		5.65%		212%
C	9.78	0.46	0.29		0.75	(0.48)	(0.10)	—	(0.58)	9.95	8.01		73	2.03		1.90		4.72		212
I	9.78	0.57	0.28		0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.08		15,441	0.94		0.82		5.86		212
R3	9.78	0.54	0.28		0.82	(0.53)	(0.10)	—	(0.63)	9.97	8.74		36	1.63		1.19		5.53		212
R4	9.78	0.55	0.28		0.83	(0.54)	(0.10)	—	(0.64)	9.97	8.88		11	1.33		1.02		5.67		212
R5	9.78	0.57	0.27		0.84	(0.55)	(0.10)	—	(0.65)	9.97	9.07		11	1.04		0.85		5.82		212
Y	9.78	0.57	0.28		0.85	(0.56)	(0.10)	—	(0.66)	9.97	9.16		122	0.91		0.79		5.81		212
F(5)	9.70	0.39	0.30		0.69	(0.43)	—	—	(0.43)	9.96	7.22	(6)	11	0.87	(7)	0.75	(7)	5.90	(7)	212
SDR	9.79	0.58	0.27		0.85	(0.56)	(0.10)	—	(0.66)	9.98	9.16		57,054	0.87		0.75		5.93		212

For the Year Ended October 31, 2016
A	$9.04	$0.52	$0.51		$1.03	$(0.28)	$—	$—	$(0.28)	$9.79	11.59%		$1,707	1.82%		1.11%		5.61%		147%
C(8)	9.87	0.02	(0.11)		(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.73	(7)	1.73	(7)	7.72	(7)	147
I	9.02	0.55	0.51		1.06	(0.30)	—	—	(0.30)	9.78	11.94		9,218	1.54		0.85		5.89		147
R3(8)	9.87	0.02	(0.11)		(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.41	(7)	1.41	(7)	8.09	(7)	147
R4(8)	9.87	0.02	(0.11)		(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	1.13	(7)	1.13	(7)	8.46	(7)	147
R5(8)	9.87	0.02	(0.11)		(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	0.84	(7)	0.84	(7)	8.46	(7)	147
Y(8)	9.87	0.02	(0.11)		(0.09)	—	—	—	—	9.78	(0.91	)(6)	10	0.73	(7)	0.73	(7)	8.82	(7)	147
SDR	9.03	0.56	0.51		1.07	(0.31)	—	—	(0.31)	9.79	12.04		51,219	1.36		0.71		5.99		147

For the Year Ended October 31, 2015
A	$9.97	$0.53	$(1.19)		$(0.66)	$(0.18)	$(0.06)	$(0.03)	$(0.27)	$9.04	(6.59)%		$1,637	2.01%		1.15%		5.75%		209%
I	9.96	0.53	(1.17)		(0.64)	(0.22)	(0.06)	(0.02)	(0.30)	9.02	(6.47)		5,980	1.68		0.90		5.66		209
SDR(9)	9.23	0.49	(0.57)		(0.08)	(0.09)	—	(0.03)	(0.12)	9.03	(0.87	)(6)	21,171	1.66	(7)	0.75	(7)	6.32	(7)	209

For the Year Ended October 31, 2014
A	$10.14	$0.67	$(0.33)		$0.34	$(0.47)	$(0.04)	$—	$(0.51)	$9.97	3.32%		$2,061	1.86%		1.15%		6.58%		380%
I	10.14	0.67	(0.32)		0.35	(0.49)	(0.04)	—	(0.53)	9.96	3.48		33,731	1.68		0.90		6.66		380

For the Year Ended October 31, 2013
A(11)	$10.00	$0.20	$0.11		$0.31	$(0.17)	$—	$—	$(0.17)	$10.14	3.11	%(6)	$1,924	2.71	%(7)	1.15	%(7)	5.84	%(7)	76%
I(11)	10.00	0.21	0.11		0.32	(0.18)	—	—	(0.18)	10.14	3.19	(6)	24,325	2.47	(7)	0.90	(7)	5.94	(7)	76

The accompanying notes are an integral part of these financial statements.

121

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Global Strategic Bond Fund(4)
For the Year Ended October 31, 2017
A	$9.21	$0.15	$0.02		$0.17	$(0.28)	$—	$(0.03)	$(0.31)	$9.07	1.85%		$305	1.28%		1.04%		1.67%		127%
C	9.25	0.09	0.01		0.10	(0.25)	—	(0.03)	(0.28)	9.07	1.13		10	1.94		1.69		1.00		127
I	9.26	0.17	0.01		0.18	(0.28)	—	(0.03)	(0.31)	9.13	2.03		11	1.04		0.79		1.86		127
R3	9.26	0.15	—		0.15	(0.26)	—	(0.03)	(0.29)	9.12	1.82		10	1.65		1.04		1.64		127
R4	9.26	0.16	0.01		0.17	(0.27)	—	(0.03)	(0.30)	9.13	2.02		10	1.33		0.92		1.78		127
R5	9.26	0.17	—		0.17	(0.28)	—	(0.03)	(0.31)	9.12	1.91		10	1.04		0.81		1.86		127
Y	9.26	0.19	—		0.19	(0.28)	—	(0.03)	(0.31)	9.14	2.14		10	0.87		0.64		2.07		127
F(5)	9.02	0.14	(0.02)		0.12	—	—	—	—	9.14	1.33	(6)	10	0.89	(7)	0.64	(7)	2.34	(7)	127
SDR	9.17	0.18	0.02		0.20	(0.28)	—	(0.04)	(0.32)	9.05	2.21		59,689	0.87		0.64		2.03		127

For the Year Ended October 31, 2016
A	$9.08	$(0.10)	$0.27		$0.17	$(0.04)	$—	$—	$(0.04)	$9.21	1.92%		$125	1.40%		1.02%		(1.06)%		140%
C(8)	9.29	0.04	(0.07)		(0.03)	(0.01)	—	—	(0.01)	9.25	(0.35	)(6)	10	1.69	(7)	1.69	(7)	16.49	(7)	140
I	9.10	(0.04)	0.24		0.20	(0.04)	—	—	(0.04)	9.26	2.24		10	1.05		0.78		(0.42)		140
R3(8)	9.29	0.04	(0.06)		(0.02)	(0.01)	—	—	(0.01)	9.26	(0.35	)(6)	10	1.37	(7)	1.37	(7)	15.76	(7)	140
R4(8)	9.29	0.04	(0.06)		(0.02)	(0.01)	—	—	(0.01)	9.26	(0.34	)(6)	10	1.08	(7)	1.08	(7)	16.12	(7)	140
R5(8)	9.29	0.04	(0.06)		(0.02)	(0.01)	—	—	(0.01)	9.26	(0.23	)(6)	10	0.80	(7)	0.80	(7)	17.59	(7)	140
Y(8)	9.29	0.04	(0.06)		(0.02)	(0.01)	—	—	(0.01)	9.26	(0.23	)(6)	10	0.69	(7)	0.69	(7)	16.49	(7)	140
SDR	9.12	0.11	0.10		0.21	(0.16)	—	—	(0.16)	9.17	2.33		70,334	1.01		0.62		1.19		140

For the Year Ended October 31, 2015
A	$10.16	$0.03	$(0.57)		$(0.54)	$(0.54)	$—	$—	$(0.54)	$9.08	(5.51)%		$471	1.40%		1.04%		0.35%		73%
I	10.16	0.07	(0.58)		(0.51)	(0.55)	—	—	(0.55)	9.10	(5.20)		13,362	1.21		0.79		0.78		73
SDR(12)	9.43	0.08	(0.39)		(0.31)	—	—	—	—	9.12	(3.29	)(6)	96,582	0.87	(7)	0.64	(7)	1.03	(7)	73

For the Period Ended October 31, 2014
A(13)	$10.00	$0.01	$0.15		$0.16	$—	$—	$—	$—	$10.16	1.64	%(6)	$1,483	2.19	%(7)	1.04	%(7)	0.19	%(7)	20%
I(13)	10.00	0.02	0.15		0.17	(0.01)	—	—	(0.01)	10.16	1.68	(6)	28,444	1.94	(7)	0.79	(7)	0.49	(7)	20

Hartford Schroders International Multi-Cap Value Fund(4)
For the Year Ended October 31, 2017
A	$8.61	$0.20	$1.53		$1.73	$(0.16)	$—	$—	$(0.16)	$10.18	20.26%		$58,977	1.20%		1.12%		2.08%		63%
C	8.60	0.15	1.50		1.65	(0.13)	—	—	(0.13)	10.12	19.31		15,580	1.93		1.85		1.51		63
I	8.60	0.24	1.52		1.76	(0.19)	—	—	(0.19)	10.17	20.47		706,652	0.91		0.82		2.48		63
R3	8.60	0.20	1.49		1.69	(0.14)	—	—	(0.14)	10.15	19.82		105	1.58		1.42		2.03		63
R4	8.60	0.18	1.54		1.72	(0.16)	—	—	(0.16)	10.16	20.23		809	1.24		1.15		1.83		63
R5	8.60	0.23	1.52		1.75	(0.18)	—	—	(0.18)	10.17	20.57		14,212	0.93		0.85		2.32		63
Y	8.60	0.21	1.56		1.77	(0.20)	—	—	(0.20)	10.17	20.80		4,440	0.84		0.76		2.30		63
F(5)	9.13	0.17	1.02		1.19	(0.14)	—	—	(0.14)	10.18	13.07	(6)	110,585	0.83	(7)	0.75	(7)	2.60	(7)	63
SDR	8.60	0.23	1.53		1.76	(0.19)	—	—	(0.19)	10.17	20.70		448,891	0.83		0.75		2.43		63

For the Year Ended October 31, 2016
A	$8.48	$0.15	$0.17	(10)	$0.32	$(0.19)	$—	$—	$(0.19)	$8.61	3.88%		$27,751	1.47%		1.14%		1.80%		94%
C(8)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.80	(7)	1.80	(7)	(1.10	)(7)	94
I	8.47	0.18	0.16	(10)	0.34	(0.21)	—	—	(0.21)	8.60	4.27		183,321	1.22		0.89		2.15		94
R3(8)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.48	(7)	1.48	(7)	(0.73	)(7)	94
R4(8)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	1.19	(7)	1.19	(7)	(0.37	)(7)	94
R5(8)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	0.91	(7)	0.91	(7)	0.73	(7)	94
Y(8)	8.62	—	(0.02)		(0.02)	—	—	—	—	8.60	(0.23	)(6)	10	0.80	(7)	0.80	(7)	—	(7)	94
SDR	8.46	0.20	0.16	(10)	0.36	(0.22)	—	—	(0.22)	8.60	4.44		221,643	1.06		0.75		2.37		94

The accompanying notes are an integral part of these financial statements.

122

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders International Multi-Cap Value Fund(4) - (continued)
For the Year Ended October 31, 2015
A	$9.46	$0.20	$(0.68	)(10)	$(0.48)	$(0.24)	$(0.26)	$—	$(0.50)	$8.48	(5.27)%		$19,330	1.48%		1.17%		2.21%		90%
I	9.46	0.22	(0.69	)(10)	(0.47)	(0.26)	(0.26)	—	(0.52)	8.47	(5.12)		218,467	1.22		0.91		2.45		90
SDR(9)	8.79	0.24	(0.38)		(0.14)	(0.19)	—	—	(0.19)	8.46	(1.62	)(6)	75,256	1.08	(7)	0.76	(7)	3.18	(7)	90

For the Year Ended October 31, 2014
A	$10.22	$0.26	$(0.20	)(10)	$0.06	$(0.32)	$(0.50)	$—	$(0.82)	$9.46	0.67%		$24,498	1.51%		1.30%		2.66%		66%
I	10.21	0.28	(0.17	)(10)	0.11	(0.36)	(0.50)	—	(0.86)	9.46	1.15		213,991	1.14		0.95		2.86		66

For the Year Ended October 31, 2013
A	$8.58	$0.22	$1.75	(14)	$1.97	$(0.33)	$—	$—	$(0.33)	$10.22	23.58%		$38,501	1.78%		1.30%		2.32%		79%
I	8.59	0.24	1.75	(10)	1.99	(0.37)	—	—	(0.37)	10.21	23.84		105,501	1.43		0.95		2.58		79

Hartford Schroders International Stock Fund(4)
For the Year Ended October 31, 2017
A	$11.02	$0.12	$2.64		$2.76	$(0.16)	$—	$—	$(0.16)	$13.62	25.41%		$5,930	1.32%		1.20%		0.98%		53%
C	10.69	(0.02)	2.60		2.58	(0.16)	—	—	(0.16)	13.11	24.60		321	2.01		1.94		(0.13)		53
I	10.69	0.14	2.55		2.69	(0.18)	—	—	(0.18)	13.20	25.69		116,660	1.02		0.95		1.24		53
R3	10.69	0.12	2.55		2.67	(0.17)	—	—	(0.17)	13.19	25.45		13	1.62		1.18		1.04		53
R4	10.69	0.13	2.56		2.69	(0.18)	—	—	(0.18)	13.20	25.61		13	1.34		1.08		1.15		53
R5	10.69	0.16	2.55		2.71	(0.18)	—	—	(0.18)	13.22	25.88		13	1.02		0.90		1.34		53
Y	10.69	0.13	2.59		2.72	(0.18)	—	—	(0.18)	13.23	25.99		115	0.88		0.79		1.04		53
F(5)	10.87	0.04	2.31		2.35	—	—	—	—	13.22	21.62	(6)	844	0.85	(7)	0.80	(7)	0.52	(7)	53
SDR	10.70	0.17	2.55		2.72	(0.19)	—	—	(0.19)	13.23	25.88		77,051	0.86		0.80		1.45		53

For the Year Ended October 31, 2016
A	$11.35	$0.12	$(0.35	)(10)	$(0.23)	$(0.10)	$—	$—	$(0.10)	$11.02	(2.01)%		$3,217	1.45%		1.18%		1.11%		53%
C(8)	10.64	(0.01)	0.06		0.05	—	—	—	—	10.69	0.47	(6)	10	1.77	(7)	1.77	(7)	(1.77	)(7)	53
I	11.01	0.14	(0.33	)(10)	(0.19)	(0.13)	—	—	(0.13)	10.69	(1.70)		82,726	1.20		0.92		1.33		53
R3(8)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	1.47	(7)	1.47	(7)	(1.47	)(7)	53
R4(8)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	1.17	(7)	1.17	(7)	(1.17	)(7)	53
R5(8)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	0.89	(7)	0.89	(7)	(0.87	)(7)	53
Y(8)	10.64	—	0.05		0.05	—	—	—	—	10.69	0.47	(6)	10	0.78	(7)	0.78	(7)	(0.78	)(7)	53
SDR	11.02	0.16	(0.33	)(10)	(0.17)	(0.15)	—	—	(0.15)	10.70	(1.54)		64,263	1.07		0.79		1.54		53

For the Year Ended October 31, 2015
A	$11.93	$0.05	$(0.18)		$(0.13)	$—	$(0.45)	$—	$(0.45)	$11.35	(1.08)%		$3,921	1.38%		1.17%		0.46%		45%
I	11.86	0.12	(0.23	)(10)	(0.11)	(0.29)	(0.45)	—	(0.74)	11.01	(0.89)		104,237	1.19		0.95		1.02		45
SDR(9)	10.88	0.17	(0.03)		0.14	—	—	—	—	11.02	1.29	(6)	54,747	1.09	(7)	0.81	(7)	1.78	(7)	45

For the Year Ended October 31, 2014
A	$12.11	$0.26	$(0.22	)(10)	$0.04	$(0.12)	$(0.10)	$—	$(0.22)	$11.93	0.30%		$84,474	1.31%		1.23%		2.17%		54%
I	12.04	0.29	(0.23	)(10)	0.06	(0.14)	(0.10)	—	(0.24)	11.86	0.54		98,855	1.03		0.95		2.39		54

For the Year Ended October 31, 2013
A	$9.93	$0.17	$2.09	(10)	$2.26	$(0.08)	$—	$—	$(0.08)	$12.11	22.91%		$101,113	1.33%		1.23%		1.50%		47%
I	9.87	0.14	2.14	(10)	2.28	(0.11)	—	—	(0.11)	12.04	23.27		97,227	1.10		0.95		1.28		47

The accompanying notes are an integral part of these financial statements.

123

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders Tax-Aware Bond Fund(4)
For the Year Ended October 31, 2017
A	$11.19	$0.20	$(0.07)		$0.13	$(0.20)	$(0.04)	$—	$(0.24)	$11.08	1.20%		$22,948	0.86%		0.71%		1.83%		72%
C	11.20	0.11	(0.07)		0.04	(0.13)	(0.04)	—	(0.17)	11.07	0.40		4,712	1.58		1.50		0.96		72
I	11.21	0.23	(0.07)		0.16	(0.23)	(0.04)	—	(0.27)	11.10	1.45		147,851	0.58		0.46		2.10		72
Y	11.20	0.23	(0.07)		0.16	(0.22)	(0.04)	—	(0.26)	11.10	1.53		10	0.54		0.46		2.08		72
F(5)	10.93	0.14	0.17		0.31	(0.14)	—	—	(0.14)	11.10	2.85	(6)	2,377	0.53	(7)	0.46	(7)	1.96	(7)	72
SDR	11.20	0.23	(0.07)		0.16	(0.23)	(0.04)	—	(0.27)	11.09	1.46		70,615	0.54		0.46		2.12		72

For the Year Ended October 31, 2016
A	$10.84	$0.25	$0.35		$0.60	$(0.25)	$—	$—	$(0.25)	$11.19	5.61%		$8,648	0.90%		0.70%		2.22%		42%
C(8)	11.23	—	(0.01)		(0.01)	(0.02)	—	—	(0.02)	11.20	(0.10	)(6)	10	1.46	(7)	1.45	(7)	1.47	(7)	42
I	10.84	0.28	0.37		0.65	(0.28)	—	—	(0.28)	11.21	6.02		82,088	0.66		0.45		2.55		42
Y(8)	11.23	0.01	(0.02)		(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(6)	10	0.46	(7)	0.45	(7)	2.56	(7)	42
SDR(8)	11.23	0.01	(0.02)		(0.01)	(0.02)	—	—	(0.02)	11.20	(0.08	)(6)	66,275	0.47	(7)	0.46	(7)	4.71	(7)	42

For the Year Ended October 31, 2015
A(9)	$10.93	$0.25	$(0.10)		$0.15	$(0.24)	$—	$—	$(0.24)	$10.84	1.42	%(6)	$1,039	1.01	%(7)	0.71	%(7)	2.77	%(7)	36%
I	11.09	0.32	(0.10)		0.22	(0.32)	(0.15)	—	(0.47)	10.84	2.00		105,036	0.70		0.46		2.93		36

For the Year Ended October 31, 2014
I	10.20	0.36	1.01		1.37	(0.36)	(0.12)	—	(0.48)	11.09	13.85		96,342	0.68		0.46		3.45		27

For the Period Ended October 31, 2013
I(15)	10.03	0.10	0.17		0.27	(0.10)	—	—	(0.10)	10.20	2.69	(6)	95,457	0.73	(7)	0.46	(7)	3.86	(7)	8

For the Year Ended July 31, 2013
I	$10.93	$0.37	$(0.90)		$(0.53)	$(0.36)	$(0.01)	$—	$(0.37)	$10.03	(5.05)%		$100,671	0.67%		0.46%		3.39%		18%

Hartford Schroders US Small Cap Opportunities Fund(4)
For the Year Ended October 31, 2017
A	$23.78	$(0.07)	$5.71		$5.64	$(0.07)	$(1.38)	$—	$(1.45)	$27.97	24.43%		$17,379	1.41%		1.35%		(0.25)%		69%
C	24.66	(0.27)	5.90		5.63	(0.09)	(1.38)	—	(1.47)	28.82	23.50		4,426	2.14		2.08		(1.00)		69
I	24.67	0.05	5.90		5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.85		124,651	1.05		1.00		0.20		69
R3	24.67	(0.07)	5.91		5.84	(0.07)	(1.38)	—	(1.45)	29.06	24.36		54	1.76		1.38		(0.27)		69
R4	24.67	(0.01)	5.88		5.87	(0.08)	(1.38)	—	(1.46)	29.08	24.51		11	1.46		1.22		(0.03)		69
R5	24.67	0.04	5.88		5.92	(0.10)	(1.38)	—	(1.48)	29.11	24.72		20	1.25		1.05		0.13		69
Y	24.67	(0.05)	6.00		5.95	(0.10)	(1.38)	—	(1.48)	29.14	24.86		26,227	1.04		0.95		(0.17)		69
F(5)	26.78	0.02	2.35		2.37	—	—	—	—	29.15	8.85	(6)	1,256	1.00	(7)	0.96	(7)	0.10	(7)	69
SDR	24.71	0.05	5.91		5.96	(0.10)	(1.38)	—	(1.48)	29.19	24.86		32,525	1.00		0.95		0.17		69

For the Year Ended October 31, 2016
A	$24.46	$0.03	$1.14	(10)	$1.17	$—	$(1.85)	$—	$(1.85)	$23.78	5.33%		$2,579	1.65%		1.41%		0.12%		51%
C(8)	24.96	(0.01)	(0.29)		(0.30)	—	—	—	—	24.66	(1.20	)(6)	10	1.90	(7)	1.90	(7)	(1.70	)(7)	51
I	25.25	0.08	1.19	(10)	1.27	—	(1.85)	—	(1.85)	24.67	5.58		113,072	1.41		1.16		0.33		51
R3(8)	24.96	(0.01)	(0.28)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.59	(7)	1.59	(7)	(1.39	)(7)	51
R4(8)	24.96	—	(0.29)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.31	(7)	1.31	(7)	(1.10	)(7)	51
R5(8)	24.96	—	(0.29)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	1.02	(7)	1.02	(7)	(0.80	)(7)	51
Y(8)	24.96	—	(0.29)		(0.29)	—	—	—	—	24.67	(1.16	)(6)	10	0.91	(7)	0.91	(7)	(0.70	)(7)	51
SDR	25.25	0.12	1.19	(10)	1.31	—	(1.85)	—	(1.85)	24.71	5.74		6,806	1.26		1.02		0.50		51

For the Year Ended October 31, 2015
A	$26.66	$(0.11)	$0.93		$0.82	$—	$(3.02)	$—	$(3.02)	$24.46	3.50%		$937	1.66%		1.58%		(0.46)%		49%
I	27.36	(0.05)	0.96	(10)	0.91	—	(3.02)	—	(3.02)	25.25	3.76		128,250	1.39		1.31		(0.18)		49
SDR(16)	23.83	(0.02)	1.44		1.42	—	—	—	—	25.25	5.96	(6)	21	1.90	(7)	1.05	(7)	(0.95	)(7)	49

The accompanying notes are an integral part of these financial statements.

124

Hartford Schroders Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —												— Ratios and Supplemental Data —
Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Dividends from Net Investment Income	Distri- butions from Capital Gains	Returns of Capital	Total Dividends and Distri- butions	Net Asset Value at End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Schroders US Small Cap Opportunities Fund(4) - (continued)
For the Year Ended October 31, 2014
A	$29.09	$(0.13)	$2.34		$2.21	$—	$(4.64)	$—	$(4.64)	$26.66	9.17%		$856	1.59%		1.59%		(0.48)%		66%
I	29.65	(0.04)	2.40	(10)	2.36	(0.01)	(4.64)	—	(4.65)	27.36	9.57		138,855	1.24		1.24		(0.13)		66
For the Year Ended October 31, 2013
A	$23.84	$(0.04)	$7.20		$7.16	$—	$(1.91)	$—	$(1.91)	$29.09	32.58%		$1,137	1.57%		1.57%		(0.16)%		74%
I	24.20	0.01	7.36	(10)	7.37	(0.01)	(1.91)	—	(1.92)	29.65	33.03		143,507	1.26		1.26		0.04		74

Hartford Schroders US Small/Mid Cap Opportunities Fund(4)
For the Year Ended October 31, 2017
A	$11.98	$(0.02)	$2.22		$2.20	$(0.02)	$(0.19)	$—	$(0.21)	$13.97	18.57%		$116,594	1.28%		1.27%		(0.12)%		54%
C	12.41	(0.13)	2.31		2.18	(0.03)	(0.19)	—	(0.22)	14.37	17.75		48,121	2.04		2.02		(0.94)		54
I	12.42	0.02	2.30		2.32	(0.03)	(0.19)	—	(0.22)	14.52	18.91		620,850	1.02		1.01		0.15		54
R3	12.41	(0.07)	2.30		2.23	(0.02)	(0.19)	—	(0.21)	14.43	18.28		425	1.64		1.60		(0.49)		54
R4	12.42	(0.04)	2.31		2.27	(0.02)	(0.19)	—	(0.21)	14.48	18.52		274	1.39		1.30		(0.28)		54
R5	12.42	0.02	2.29		2.31	(0.03)	(0.19)	—	(0.22)	14.51	18.82		56	1.14		1.00		0.18		54
Y	12.42	0.02	2.31		2.33	(0.03)	(0.19)	—	(0.22)	14.53	19.00		11,479	0.96		0.94		0.16		54
F(5)	13.63	0.01	0.89		0.90	—	—	—	—	14.53	6.60	(6)	8,436	0.91	(7)	0.90	(7)	0.14	(7)	54
SDR	12.44	0.03	2.31		2.34	(0.03)	(0.19)	—	(0.22)	14.56	19.06		21,490	0.91		0.90		0.24		54

For the Year Ended October 31, 2016
A	$12.36	$0.02	$0.89	(10)	$0.91	$—	$(1.29)	$—	$(1.29)	$11.98	8.40%		$32,399	1.67%		1.26%		0.15%		72%
C(8)	12.49	(0.01)	(0.07)		(0.08)	—	—	—	—	12.41	(0.64	)(6)	10	1.86	(7)	1.86	(7)	(1.49	)(7)	72
I	12.74	0.05	0.92	(10)	0.97	—	(1.29)	—	(1.29)	12.42	8.68		177,197	1.44		1.01		0.45		72
R3(8)	12.49	—	(0.08)		(0.08)	—	—	—	—	12.41	(0.64	)(6)	10	1.54	(7)	1.54	(7)	(1.18	)(7)	72
R4(8)	12.49	—	(0.07)		(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	1.25	(7)	1.25	(7)	(0.89	)(7)	72
R5(8)	12.49	—	(0.07)		(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	0.97	(7)	0.97	(7)	(0.57	)(7)	72
Y(8)	12.49	—	(0.07)		(0.07)	—	—	—	—	12.42	(0.56	)(6)	10	0.86	(7)	0.86	(7)	(0.49	)(7)	72
SDR	12.76	0.06	0.92	(10)	0.98	(0.01)	(1.29)	—	(1.30)	12.44	8.77		5,111	1.33		0.88		0.47		72

For the Year Ended October 31, 2015
A	$13.56	$(0.03)	$0.85	(10)	$0.82	$—	$(2.02)	$—	$(2.02)	$12.36	7.00%		$5,541	1.85%		1.30%		(0.21)%		56%
I	13.89	0.01	0.86	(10)	0.87	—	(2.02)	—	(2.02)	12.74	7.23		50,126	1.60		1.05		0.05		56
SDR(9)	12.36	—	0.40		0.40	—	—	—	—	12.76	3.24	(6)	1,935	1.51	(7)	0.90	(7)	0.03	(7)	56

For the Year Ended October 31, 2014
A	$15.12	$(0.03)	$1.57	(10)	$1.54	$—	$(3.10)	$—	$(3.10)	$13.56	12.65%		$5,756	1.63%		1.30%		(0.25)%		62%
I	15.39	—	1.61		1.61	(0.01)	(3.10)	—	(3.11)	13.89	12.97		59,840	1.38		1.05		—		62

For the Year Ended October 31, 2013
A	$12.15	$(0.04)	$3.76		$3.72	$—	$(0.75)	$—	$(0.75)	$15.12	32.52%		$6,766	1.59%		1.30%		(0.27)%		72%
I	12.33	—	3.81	(10)	3.81	—	(0.75)	—	(0.75)	15.39	32.80		67,890	1.35		1.05		0.02		72

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Prior to October 24, 2016 this Fund operated under a different name. Effective before the opening of business on October 24, 2016, the Advisor, Investor, and R6 share classes were redesignated as Class A, I, and SDR, respectively.
(5)	Commenced operations on February 28, 2017.

The accompanying notes are an integral part of these financial statements.

125

Hartford Schroders Funds

Financial Highlights – (continued)

(6)	Not annualized.
(7)	Annualized.
(8)	Commenced operations on October 24, 2016.
(9)	Commenced operations on December 30, 2014.
(10)	Includes redemption fees. Amount was less than $0.01 per share.
(11)	Commenced operations on June 25, 2013.
(12)	Commenced operations on December 19, 2014.
(13)	Commenced operations on June 23, 2014.
(14)	Includes redemption fees of $0.01 per share.
(15)	For the period August 1, 2013 to October 31, 2013.
(16)	Commenced operations on September 28, 2015.

The accompanying notes are an integral part of these financial statements.

126

Hartford Schroders Funds

Notes to Financial Statements

October 31, 2017

1.	Organization:

The Hartford Mutual Funds II, Inc. (the “Company”) is an open-end registered management investment company comprised of thirteen series, as of October 31, 2017. Financial statements of each series of the Company listed below (each, a “Fund” and collectively, the “Funds”) are included in this report.

The Hartford Mutual Funds II, Inc.:

Hartford Schroders Emerging Markets Debt and Currency Fund (the “Emerging Markets Debt and Currency Fund”)

Hartford Schroders Emerging Markets Equity Fund (the “Emerging Markets Equity Fund”)

Hartford Schroders Emerging Markets Multi-Sector Bond Fund (the “Emerging Markets Multi-Sector Bond Fund”)

Hartford Schroders Global Strategic Bond Fund (the “Global Strategic Bond Fund”)

Hartford Schroders International Multi-Cap Value Fund (the “International Multi-Cap Value Fund”)

Hartford Schroders International Stock Fund (the “International Stock Fund”)

Hartford Schroders Tax-Aware Bond Fund (the “Tax-Aware Bond Fund”)

Hartford Schroders US Small Cap Opportunities Fund (the “US Small Cap Opportunities Fund”)

Hartford Schroders US Small/Mid Cap Opportunities Fund (the “US Small/Mid Cap Opportunities Fund”)

The assets of each Fund are separate, and a shareholder’s interest is limited to the Fund in which shares are held. The Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Each Fund, except Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund, is a diversified open-end management investment company. Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund, are non-diversified open-end management investment companies. Each Fund applies specialized accounting and reporting standards under Accounting Standards Codification Topic 946, “Financial Services – Investment Companies”.

Each Fund has registered for sale Class A, Class T, Class C, Class I, Class Y, Class F and Class SDR shares. As of October 31, 2017 Class T shares have not commenced operations. In addition, each Fund, except Emerging Markets Debt and Currency Fund and Tax-Aware Bond Fund, has registered for sale Class R3, Class R4 and Class R5 shares. Each Fund’s Class A shares are sold with a front-end sales charge of up to 5.50%, except Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund and Tax-Aware Bond Fund for which Class A shares are sold with front-end sales charge of up to 4.50%. Class T shares of each Fund have a front-end sales charge of up to 2.50%. Class C shares are sold with a contingent deferred sales charge of up to 1.00% on shares redeemed within twelve months of purchase. Classes I, R3, R4, R5, Y, F and SDR shares are sold without a sales charge. All classes of shares have identical voting, redemption, dividend, liquidation and other rights and the same terms and conditions, with the exceptions that each class may have different expenses, which may affect performance.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund used in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)

Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV of each Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of last reported trade prices or official close price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, a Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of Directors of the Company. Market prices are

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considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of a Fund’s portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service approved by the Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign securities or other instruments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that a Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations and senior floating rate interests), non-exchange-traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Generally, a Fund may use fair valuation in regard to fixed income positions when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the bid price as of the NYSE Close. In the case of options privately negotiated in the over-the-counter market (“OTC options”) and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of a Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund as determined in accordance with its valuation procedures. Such open-end mutual funds may use fair value pricing as disclosed in their prospectuses.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Company’s Board of Directors.

U.S. GAAP defines fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value

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hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange-traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange-traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange-traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee, which is chaired by the Company’s Treasurer, is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of such Fund’s sub-adviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Directors of the Company. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of the Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, a Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

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d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. A Fund many also be subject to taxes withheld on foreign dividends or interest from securities in which the Fund invests. The amount of any foreign taxes withheld and foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities, if applicable.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the Valuation Date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

A Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – A Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class of the Fund. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, International Stock Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund is to pay dividends from net investment income and realized gains, if any, at least once a year. The policy of Global Strategic Bond Fund and Tax-Aware Bond Fund is to pay dividends from net investment income, if any, monthly, and realized gains, if any, at least once a year. The policy of Emerging Markets Multi-Sector Bond Fund and International Multi-Cap Value Fund is to pay dividends from net investment income, if any, quarterly, and realized gains, if any, at least once a year.

Income dividends and capital gains distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)

Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may

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also purchase certain investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by the Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of October 31, 2017.

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of October 31, 2017.

In connection with a Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, a Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date. These transactions are excluded from a Fund’s portfolio turnover. See each Fund’s Schedule of Investments, if applicable, for TBA commitments as of October 31, 2017.

c)	Mortgage Related and Other Asset Backed Securities – A Fund may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of October 31, 2017.

d)	Inflation Indexed Bonds – A Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of October 31, 2017.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why a Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in

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the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – A Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts may be used in connection with settling purchases or sales of securities to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. Upon entering into a foreign currency contract, a Fund may be required to post margin equal to its outstanding exposure thereunder.

During the fiscal year ended October 31, 2017, Emerging Markets Debt and Currency Fund, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund and International Multi-Cap Value Fund had engaged in Foreign Currency Contracts.

b)	Futures Contracts – A Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage risk or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and an appropriate amount equal to the change in value (“variation margin”) is paid or received by a Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.

During the fiscal year ended October 31, 2017, Emerging Markets Multi-Sector Bond Fund, Global Strategic Bond Fund, International Multi-Cap Value Fund, Tax-Aware Bond Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund had engaged in Futures Contracts.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either OTC options or executed in a registered exchange (“exchange-traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will segregate or earmark cash or other liquid investments having, for written call options, a value equal to the greater of the exercise price or the market value of the underlying instrument and, for written put options, a value equal to the exercise price. Writing put options may increase a Fund’s exposure to the underlying instrument. Writing call options may decrease a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options may increase a Fund’s exposure to the underlying instrument. Purchasing put options may decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added

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to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into OTC options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

During the year ended October 31, 2017, Global Strategic Bond Fund had engaged in Options Contracts.

d)	Swap Contracts – A Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared through a central counterparty or derivatives clearing organization (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statements of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. However, the Fund is still exposed to a certain amount of counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage credit risk through buying and selling credit protection on a specific issuer, asset or basket of assets. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit

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risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of year-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.

During the year ended October 31, 2017, Emerging Markets Multi-Sector Bond Fund and Global Strategic Bond Fund had engaged in Credit Default Swaps.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. A Fund may use interest rate swaps to hedge interest rate and duration risk across a portfolio at particular duration points to maintain its ability to generate income at prevailing market rates. In a typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

During the year ended October 31, 2017, Global Strategic Bond Fund had engaged in Interest Rate Swaps.

e)	Additional Derivative Instrument Information:

Emerging Markets Debt and Currency Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$581,677	$—	$—	$—	$—	$581,677

Total	$—	$581,677	$—	$—	$—	$—	$581,677

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$597,727	$—	$—	$—	$—	$597,727

Total	$—	$597,727	$—	$—	$—	$—	$597,727

134

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Debt and Currency Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$520,247	$—	$—	$—	$—	$520,247

Total	$—	$520,247	$—	$—	$—	$—	$520,247

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency contracts	$—	$78,438	$—	$—	$—	$—	$78,438

Total	$—	$78,438	$—	$—	$—	$—	$78,438

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Foreign Currency Contracts Purchased at Contract Amount	$34,109,845
Foreign Currency Contracts Sold at Contract Amount	$34,042,610

Emerging Markets Multi-Sector Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$213,566	$—	$—	$—	$—	$213,566

Total	$—	$213,566	$—	$—	$—	$—	$213,566

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$160,351	$—	$—	$—	$—	$160,351

Total	$—	$160,351	$—	$—	$—	$—	$160,351

135

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Multi-Sector Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$61,662	$—	$—	$—	$—	$—	$61,662
Net realized gain (loss) on swap contracts	—	—	58,304	—	—	—	58,304
Net realized gain (loss) on foreign currency contracts	—	130,943	—	—	—	—	130,943

Total	$61,662	$130,943	$58,304	$—	$—	$—	$250,909

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$(612)	$—	$—	$—	$(612)
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	15,905	—	—	—	—	15,905

Total	$—	$15,905	$(612)	$—	$—	$—	$15,293

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	12
Futures Contracts Short at Number of Contracts	(15)
Swap Contracts at Notional Amount	$3,270,000
Foreign Currency Contracts Purchased at Contract Amount	$6,807,154
Foreign Currency Contracts Sold at Contract Amount	$9,464,415

Global Strategic Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$384,219	$442,734	$—	$—	$—	$—	$826,953
Unrealized appreciation on futures contracts(1)	231,910	—	—	—	—	—	231,910
Unrealized appreciation on foreign currency contracts	—	1,152,955	—	—	—	—	1,152,955
Unrealized appreciation on swap contracts(2)	242,732	—	—	—	—	—	242,732

Total	$858,861	$1,595,689	$—	$—	$—	$—	$2,454,550

Liabilities:
Unrealized depreciation on futures contracts(1)	$85,908	$—	$—	$—	$—	$—	$85,908
Unrealized depreciation on foreign currency contracts	—	709,154	—	—	—	—	709,154
Written options, market value	—	161,932	—	—	—	—	161,932
Unrealized depreciation on swap contracts(2)	86,122	—	43,078	—	—	—	129,200

Total	$172,030	$871,086	$43,078	$—	$—	$—	$1,086,194

136

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Strategic Bond Fund – (continued)

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options contracts	$164,106	$(383,467)	$—	$—	$—	$—	$(219,361)
Net realized gain (loss) on futures contracts	153,381	—	—	—	—	—	153,381
Net realized gain (loss) on written options contracts	34,134	183,749	—	—	—	—	217,883
Net realized gain (loss) on swap contracts	(376,919)	—	(522,850)	—	—	—	(899,769)
Net realized gain (loss) on foreign currency contracts	—	(323,019)	—	—	—	—	(323,019)

Total	$(25,298)	$(522,737)	$(522,850)	$—	$—	$—	$(1,070,885)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options contracts	$46,871	$96,816	$—	$—	$—	$—	$143,687
Net change in unrealized appreciation (depreciation) of futures contracts	13,919	—	—	—	—	—	13,919
Net change in unrealized appreciation (depreciation) of written options contracts	18,888	(47,872)	—	—	—	—	(28,984)
Net change in unrealized appreciation (depreciation) of swap contracts	158,272	—	39,566	—	—	—	197,838
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	(228,978)	—	—	—	—	(228,978)

Total	$237,950	$(180,034)	$39,566	$—	$—	$—	$97,482

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Purchased Options Contracts at Number of Contracts	18,293,333
Futures Contracts Long at Number of Contracts	163
Futures Contracts Short at Number of Contracts	(350)
Written Options Contracts at Number of Contracts	(10,100,833)
Swap Contracts at Notional Amount	$90,982,620
Foreign Currency Contracts Purchased at Contract Amount	$83,214,374
Foreign Currency Contracts Sold at Contract Amount	$97,836,980

International Multi-Cap Value Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$—	$—	$—	$182,616	$—	$—	$182,616
Unrealized appreciation on foreign currency contracts	—	272,452	—	—	—	—	272,452

Total	$—	$272,452	$—	$182,616	$—	$—	$455,068

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$133,442	$—	$—	$—	$—	$133,442

Total	$—	$133,442	$—	$—	$—	$—	$133,442

137

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$—	$—	$—	$6,383,668	$—	$—	$6,383,668
Net realized gain (loss) on foreign currency contracts	—	(669,317)	—	—	—	—	(669,317)

Total	$—	$(669,317)	$—	$6,383,668	$—	$—	$5,714,351

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$—	$—	$—	$237,433	$—	$—	$237,433
Net change in unrealized appreciation (depreciation) of foreign currency contracts	—	475,043	—	—	—	—	475,043

Total	$—	$475,043	$—	$237,433	$—	$—	$712,476

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Long at Number of Contracts	341
Foreign Currency Contracts Purchased at Contract Amount	$2,783,434
Foreign Currency Contracts Sold at Contract Amount	$14,383,722

Tax-Aware Bond Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of October 31, 2017:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$53,047	$—	$—	$—	$—	$—	$53,047

Total	$53,047	$—	$—	$—	$—	$—	$53,047

The Effect of Derivative Instruments on the Statement of Operations for the year ended October 31, 2017

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures contracts	$351,481	$—	$—	$—	$—	$—	$351,481

Total	$351,481	$—	$—	$—	$—	$—	$351,481

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures contracts	$(45,897)	$—	$—	$—	$—	$—	$(45,897)

Total	$(45,897)	$—	$—	$—	$—	$—	$(45,897)

138

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the year ended October 31, 2017, the average amount or number per contract outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par, Contracts or Face Amount
Futures Contracts Short at Number of Contracts	(51)

(1)	Amount represents the cumulative appreciation (depreciation) on futures contracts as disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
(2)	Amount represents the cumulative appreciation (depreciation) on centrally cleared swaps, if applicable, as disclosed within the Schedule of Investments. Only the current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities. OTC swaps are reported within the Statement of Assets and Liabilities within Unrealized appreciation (depreciation) on OTC swap contracts, if applicable.

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and a Fund’s custodian. The master netting arrangements allow the clearing brokers to net any collateral held in or on behalf of a Fund, or liabilities or payment obligations of the clearing brokers to the Fund, against any liabilities or payment obligations of the Fund to the clearing brokers. A Fund is required to deposit financial collateral (including cash collateral) at the Fund’s custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of October 31, 2017:

Emerging Markets Debt and Currency Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$581,677	$(597,727)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	581,677	(597,727)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$581,677	$(597,727)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$201,238	$(171,095)	$—	$—	$30,143
JP Morgan Chase & Co.	288,520	(224,543)	—	—	63,977
Morgan Stanley	62,293	(62,293)	—	—	—
UBS AG	29,626	(29,626)	—	—	—

Total	$581,677	$(487,557)	$—	$—	$94,120

139

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Debt and Currency Fund – (continued)

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(2,937)	$—	$—	$—	$(2,937)
Citibank NA	(171,095)	171,095	—	—	—
JP Morgan Chase & Co.	(224,543)	224,543	—	—	—
Morgan Stanley	(81,204)	62,293	—	—	(18,911)
UBS AG	(117,948)	29,626	—	—	(88,322)

Total	$(597,727)	$487,557	$—	$—	$(110,170)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Emerging Markets Multi-Sector Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$213,566	$(160,351)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	213,566	(160,351)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$213,566	$(160,351)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Citibank NA	$202,707	$(113,949)	$—	$—	$88,758
Morgan Stanley	8,120	—	—	—	8,120
UBS AG	2,739	(2,739)	—	—	—

Total	$213,566	$(116,688)	$—	$—	$96,878

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(113,949)	$113,949	$—	$—	$—
UBS AG	(46,402)	2,739	—	—	(43,663)

Total	$(160,351)	$116,688	$—	$—	$(43,663)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

140

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Strategic Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$1,152,955	$(709,154)
Futures contracts	231,910	(85,908)
Purchased options	567,126	(42,331)
Swap contracts	242,732	(129,200)
Written options	—	(161,932)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	2,194,723	(1,128,525)

Derivatives not subject to a MNA	(468,186)	99,647

Total gross amount of assets and liabilities subject to MNA or similar agreements	$1,726,537	$(1,028,878)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Barclays	$481,999	$(333,739)	$—	$—	$148,260
BNP Paribas Securities Services	113,391	(78,486)	—	—	34,905
Citibank NA	201,947	(201,947)	—	—	—
JP Morgan Chase & Co.	619,574	(169,946)	—	—	449,628
Morgan Stanley	66,403	(61,876)	—	—	4,527
State Street Global Markets LLC	164,324	(97,221)	—	—	67,103
UBS AG	78,899	(66,643)	—	—	12,256

Total	$1,726,537	$(1,009,858)	$—	$—	$716,679

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Banc of America Securities LLC	$(8,910)	$—	$—	$—	$(8,910)
Barclays	(333,739)	333,739	—	—	—
BNP Paribas Securities Services	(78,486)	78,486	—	—	—
Citibank NA	(212,057)	201,947	—	—	(10,110)
JP Morgan Chase & Co.	(169,946)	169,946	—	—	—
Morgan Stanley	(61,876)	61,876	—	—	—
State Street Global Markets LLC	(97,221)	97,221	—	—	—
UBS AG	(66,643)	66,643	—	—	—

Total	$(1,028,878)	$1,009,858	$—	$—	$(19,020)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

International Multi-Cap Value Fund

Derivative Financial Instruments:	Assets	Liabilities
Foreign currency contracts	$272,452	$(133,442)
Futures contracts	182,616	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	455,068	(133,442)

Derivatives not subject to a MNA	(182,616)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$272,452	$(133,442)

141

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Multi-Cap Value Fund – (continued)

Counterparty	Gross Amount of Assets	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Assets
Banc of America Securities LLC	$32,999	$—	$—	$—	$32,999
Citibank NA	157,109	(133,442)	—	—	23,667
Morgan Stanley	82,344	—	—	—	82,344

Total	$272,452	$(133,442)	$—	$—	$139,010

Counterparty	Gross Amount of Liabilities	Financial Instruments and Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Liabilities
Citibank NA	$(133,442)	$133,442	$—	$—	$—

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Tax-Aware Bond Fund

Derivative Financial Instruments:	Assets	Liabilities
Futures contracts	$53,047	$—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	53,047	—

Derivatives not subject to a MNA	(53,047)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	$—	$—

5.	Principal Risks:

A Fund’s investments expose it to various types of risks associated with financial instruments and the markets. A Fund may be exposed to the risks described below. Each Fund’s prospectus provides details of its principal risks.

The market values of equity securities, such as common stocks and preferred stocks, or equity related derivative investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities. The extent of each Fund’s exposure to market risk is the market value of the investments held as shown in the Fund’s Schedule of Investments.

Certain investments held by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, and extension risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

142

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Investing in the securities of non-U.S. issuers, whether directly or indirectly, involves certain considerations and risks not typically associated with securities of U.S. issuers. Such risks include, but are not limited to: generally less liquid and less efficient securities markets; generally greater price volatility; exchange rate fluctuations; imposition of restrictions on the expatriation of funds or other protectionist measures; less publicly available information about issuers; the imposition of withholding or other taxes; higher transaction and custody costs; settlement delays and risk of loss attendant in settlement procedures; difficulties in enforcing contractual obligations; less regulation of securities markets; different accounting, disclosure and reporting requirements; more substantial governmental involvement in the economy; higher inflation rates; and greater social, economic and political uncertainties. These risks are heightened for investments in issuers from countries with less developed markets.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. A Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders each year. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2017. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by each Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended October 31, 2017 and October 31, 2016 are as follows (as adjusted for dividends payable, if applicable):

	For the Year Ended October 31, 2017				For the Year Ended October 31, 2016
Fund	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains	Return of Capital	Tax Exempt Income	Ordinary Income	Long-Term Capital Gains
Emerging Markets Debt and Currency Fund	$—	$—	$—	$—	$—	$—	$—
Emerging Markets Equity Fund	—	14,574,845	—	—	—	11,496,936	—
Emerging Markets Multi-Sector Bond Fund	—	4,399,514	—	—	—	1,631,038	—
Global Strategic Bond Fund	—	2,117,370	—	261,217	—	1,111,236	—
International Multi-Cap Value Fund	—	16,605,178	—	—	—	7,432,505	—
International Stock Fund	—	2,580,971	—	—	—	2,011,590	—
Tax-Aware Bond Fund	2,751,137	1,284,451	555,997	—	2,217,115	1,142,456	—
US Small Cap Opportunities Fund	—	531,802	7,277,568	—	—	—	9,320,585
US Small/Mid Cap Opportunities Fund	—	1,586,897	3,133,454	—	—	16,733	5,978,227

143

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

As of October 31, 2017, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses(1)	Other Temporary Differences	Unrealized Appreciation (Depreciation) on Investments(2)	Total Accumulated Earnings (Deficit)
Emerging Markets Debt and Currency Fund	$—	$2,305,581	$—	$(1,711,053)	$(28,920)	$1,325,775	$1,891,383
Emerging Markets Equity Fund	—	21,786,916	—	(243,758,656)	(4,878)	815,484,839	593,508,221
Emerging Markets Multi-Sector Bond Fund	—	1,140,253	1,034,146	(303,793)	—	562,712	2,433,318
Global Strategic Bond Fund	—	—	—	(5,821,123)	79,765	808,698	(4,932,660)
International Multi-Cap Value Fund	—.	27,727,840	—	—	(9,909)	81,941,454	109,659,385
International Stock Fund	—	2,322,076	—	(5,551,345)	—	44,380,066	41,150,797
Tax-Aware Bond Fund	110,013	—	230,989	—	—	11,610,688	11,951,690
US Small Cap Opportunities Fund	—	3,362,641	13,127,034	—	—	42,375,548	58,865,223
US Small/Mid Cap Opportunities Fund	—	8,171,238	4,111,351	—	(3,954)	80,123,326	92,401,961

(1)	The Funds have capital loss carryforwards that are identified in the Capital Loss Carryforward note that follows.
(2)	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Tax Basis of Investments – The aggregate cost of investments for federal income tax purposes at October 31, 2017 was substantially the same for book purposes. The net unrealized appreciation/(depreciation) on investments, which consists of gross unrealized appreciation and depreciation, is disclosed below:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Debt and Currency Fund	$64,042,445	$1,744,267	$(397,221)	$1,347,046
Emerging Markets Equity Fund	1,944,992,168	836,761,634	(20,420,595)	816,341,039
Emerging Markets Multi-Sector Bond Fund	75,687,045	1,759,272	(1,172,676)	586,596
Global Strategic Bond Fund	57,528,068	1,381,440	(465,544)	915,896
International Multi-Cap Value Fund	1,308,311,715	118,230,020	(36,231,993)	81,998,027
International Stock Fund	155,819,133	44,899,727	(436,987)	44,462,740
Tax-Aware Bond Fund	234,683,387	11,843,421	(232,733)	11,610,688
US Small Cap Opportunities Fund	164,562,009	44,971,041	(2,595,493)	42,375,548
US Small/Mid Cap Opportunities Fund	746,260,335	102,037,734	(21,914,408)	80,123,326

e)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration of capital loss carryforwards and utilization or write-off of net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2017, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Emerging Markets Debt and Currency Fund	$(1)	$(10,935)	$10,936
Emerging Markets Equity Fund	1	666,890	(666,891)
Emerging Markets Multi-Sector Bond Fund	—	374,242	(374,242)
Global Strategic Bond Fund	(1,192,713)	(1,019,439)	2,212,152
International Multi-Cap Value Fund	—	513,548	(513,548)
International Stock Fund	(3,224,428)	(102,742)	3,327,170
Tax-Aware Bond Fund	—	(39,317)	39,317
US Small Cap Opportunities Fund	(1)	143,438	(143,437)
US Small/Mid Cap Opportunities Fund	(4)	(38,379)	38,383

144

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

At October 31, 2017 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

Fund	Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Emerging Markets Debt and Currency	$1,711,053	$—
Emerging Markets Equity	175,928,167	67,830,489
Emerging Markets Multi-Sector Bond	274,465	29,328
Global Strategic Bond	3,807,536	2,013,584
International Stock	1,453,967	4,097,378

The International Multi-Cap Value Fund, Tax-Aware Bond Fund, US Small Cap Opportunities Fund and US Small/Mid Cap Opportunities Fund had no capital loss carryforwards for U.S. federal income tax purposes as of October 31, 2017.

During the fiscal year ended October 31, 2017, the Emerging Markets Equity Fund, Emerging Markets Multi-Sector Bond Fund, International Multi-Cap Value Fund and International Stock Fund utilized $2,479,512, $800,286, $16,207,318 and $1,306,713 of prior year capital loss carryforwards, respectively. During the fiscal year ended October 31, 2017, the International Stock Fund had expired prior year capital loss carryforwards of $3,224,422.

g)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of October 31, 2017, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax obligations relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. HFMC is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax obligations will significantly change in the next twelve months.

Under the current tax law, net investment losses realized after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. At October 31, 2017, none of the Funds elected to defer Late-Year Ordinary Losses.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager pursuant to an Investment Management Agreement with the Company. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Schroder Investment Management North America Inc. (“SIMNA”) under a sub-advisory agreement and SIMNA has contracted with Schroder Investment Management North America Limited (“SIMNA Ltd.”) under a sub-sub-advisory agreement with respect to certain Funds. SIMNA performs the daily investment of the assets of each Fund in accordance with the Fund’s investment objective and policies. SIMNA Ltd. also performs daily investment of the assets for each of Emerging Markets Debt and Currency Fund, Emerging Markets Equity Fund, International Stock Fund, International Multi-Cap Value Fund and Global Strategic Bond Fund. Each Fund pays a fee to HFMC, a portion of which may be used to compensate SIMNA.

145

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

The schedule below reflects the rates of compensation paid to HFMC for investment management services rendered as of October 31, 2017; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Emerging Markets Debt and Currency Fund	0.950% on first $1 billion and;
0.900% on next $4 billion and;
0.890% on next $5 billion and;
0.885% over $10 billion

Emerging Markets Equity Fund	1.050% on first $1 billion and;
1.000% on next $4 billion and;
0.990% on next $5 billion and;
0.985% over $10 billion

Emerging Markets Multi-Sector Bond Fund	0.700% on first $1 billion and;
0.650% on next $4 billion and;
0.640% on next $5 billion and;
0.635% over $10 billion

Global Strategic Bond Fund	0.660% on first $1 billion and;
0.580% on next $4 billion and;
0.555% on next $5 billion and;
0.545% over $10 billion

International Multi-Cap Value Fund	0.770% on first $1 billion and;
0.720% on next $4 billion and;
0.710% on next $5 billion and;
0.705% over $10 billion

International Stock Fund	0.750% on first $1 billion and;
0.700% on next $4 billion and;
0.690% on next $5 billion and;
0.685% over $10 billion

Tax-Aware Bond Fund	0.450% on first $1 billion and;
0.430% on next $4 billion and;
0.425% on next $5 billion and;
0.420% over $10 billion

US Small Cap Opportunities Fund	0.900% on first $1 billion and;
0.890% on next $4 billion and;
0.880% on next $5 billion and;
0.870% over $10 billion

US Small/Mid Cap Opportunities Fund	0.850% on first $1 billion and;
0.800% on next $4 billion and;
0.790% on next $5 billion and;
0.785% over $10 billion

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and the Company, on behalf of each Fund, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Emerging Markets Debt and Currency Fund	0.014% on first $3.5 billion;
0.012% on next $3.5 billion; and
0.010% over $7 billion

146

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Accounting Services Fee Rates
Emerging Markets Equity Fund	0.018% on first $3.5 billion;
0.014% on next $3.5 billion; and
0.010% over $7 billion

Emerging Markets Multi Sector Bond Fund	0.018% on first $3.5 billion;
0.014% on next $3.5 billion; and
0.010% over $7 billion

Global Strategic Bond Fund	0.018% on first $3.5 billion;
0.014% on next $3.5 billion; and
0.010% over $7 billion

International Multi-Cap Value Fund	0.018% on first $3.5 billion;
0.014% on next $3.5 billion; and
0.010% over $7 billion

International Stock Fund	0.018% on first $3.5 billion;
0.014% on next $3.5 billion; and
0.010% over $7 billion

Tax-Aware Bond Fund	0.014% on first $3.5 billion;
0.012% on next $3.5 billion; and
0.010% over $7 billion

US Small Cap Opportunities Fund	0.014% on first $3.5 billion;
0.012% on next $3.5 billion; and
0.010% over $7 billion

US Small/Mid Cap Opportunities Fund	0.014% on first $3.5 billion; and
0.012% on next $3.5 billion; and
0.010% over $7 billion

HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by the Company are allocated to each series within the Company, and allocated to classes within each such series, in proportion to the average daily net assets of such series and classes, except where allocation of certain expenses is more fairly made directly to a Fund or to specific classes within a Fund. As of October 31, 2017, HFMC contractually limited the total operating expenses of each Fund, exclusive of taxes, interest expenses, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through October 24, 2018 as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Debt and Currency Fund	1.40%	2.15%	1.15%	NA	NA	NA	1.05%	1.00%	1.00%
Emerging Markets Equity Fund	1.50%	2.25%	1.25%	1.80%	1.50%	1.20%	1.15%	1.10%	1.10%
Emerging Markets Multi-Sector Bond Fund	1.15%	1.90%	0.90%	1.45%	1.15%	0.85%	0.80%	0.75%	0.75%
Global Strategic Bond Fund	1.04%	1.86%	0.79%	1.41%	1.11%	0.81%	0.76%	0.64%	0.64%
International Multi-Cap Value Fund	1.15%	1.97%	0.90%	1.52%	1.22%	0.92%	0.87%	0.75%	0.75%
International Stock Fund	1.20%	1.95%	0.95%	1.50%	1.20%	0.90%	0.85%	0.80%	0.80%
Tax-Aware Bond Fund	0.71%	1.59%	0.46%	NA	NA	NA	0.54%	0.46%	0.46%
US Small Cap Opportunities Fund	1.35%	2.10%	1.10%	1.65%	1.35%	1.05%	1.00%	0.95%	0.95%
US Small/Mid Cap Opportunities Fund	1.30%	2.05%	1.05%	1.60%	1.30%	1.00%	0.95%	0.90%	0.90%

d)	Fees Paid Indirectly – Certain Funds have entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of a Fund’s expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the year ended October 31, 2017, these amounts, if any, are included in the Statements of Operations.

147

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Debt and Currency Fund	1.40%	2.15%	1.09%	N/A	N/A	N/A	1.00%	1.00%	1.00%
Emerging Markets Equity Fund	1.50%	2.25%	1.25%	1.48%	1.50%	1.20%	1.14%	1.10%	1.10%
Emerging Markets Multi-Sector Bond Fund	1.03%	1.90%	0.82%	1.19%	1.02%	0.85%	0.79%	0.75%	0.75%
Global Strategic Bond Fund	1.04%	1.69%	0.79%	1.04%	0.92%	0.81%	0.64%	0.64%	0.64%
International Multi-Cap Value Fund	1.12%	1.85%	0.82%	1.42%	1.15%	0.85%	0.76%	0.75%	0.75%
International Stock Fund	1.20%	1.94%	0.95%	1.18%	1.08%	0.90%	0.79%	0.80%	0.80%
Tax-Aware Bond Fund	0.71%	1.50%	0.46%	N/A	N/A	N/A	0.46%	0.46%	0.46%
US Small Cap Opportunities Fund	1.35%	2.08%	1.00%	1.38%	1.22%	1.05%	0.95%	0.96%	0.95%
US Small/Mid Cap Opportunities Fund	1.27%	2.02%	1.01%	1.60%	1.30%	1.00%	0.94%	0.90%	0.90%

e)	Sales Charges and Distribution and Service Plan for Class A, T, C, R3 and R4 Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. For the year ended October 31, 2017, HFD received front-end sales charges and contingent deferred sales charges for each Fund as follows:

Fund	Front-end Sales Charges	Contingent Deferred Sales Charges
Emerging Markets Debt and Currency Fund	$890	$—	**
Emerging Markets Equity Fund	97,072	783
Emerging Markets Multi-Sector Bond Fund	3,995	1
Global Strategic Bond Fund	297	—
International Multi-Cap Value Fund	266,134	—	*
International Stock Fund	33,840	31
Tax-Aware Bond Fund	54,854	305
US Small Cap Opportunities Fund	95,748	301
US Small/Mid Cap Opportunities Fund	1,046,924	—	*

*	Total CDSC includes Underwriter Adjustment credits which may cause negative dollar amounts.
**	Amount rounds to less than $1.

The Board of Directors of the Company has approved the adoption of a separate distribution plan (each a “Plan”) pursuant to Rule 12b-1 under the 1940 Act for each of Class A, T, C, R3 and R4 shares. Under a Plan, Class A, Class T, Class C, Class R3 and Class R4 shares of a Fund, as applicable, bear distribution and/or service fees paid to HFD, some of which may be paid to select broker-dealers. Pursuant to the Class A Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class A shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class T Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class T shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. As of October 31, 2017, Class T shares have not commenced operations. Pursuant to the Class C Plan, a Fund may pay HFD a fee of up to 1.00% of the average daily net assets attributable to Class C shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. The Class C Plan also provides that HFD will receive all contingent deferred sales charges attributable to Class C shares. Pursuant to the Class R3 Plan, a Fund may pay HFD a fee of up to 0.50% of the average daily net assets attributable to Class R3 shares for distribution financing activities, and up to 0.25% may be used for shareholder account servicing activities. Pursuant to the Class R4 Plan, a Fund may pay HFD a fee of up to 0.25% of the average daily net assets attributable to Class R4 shares for distribution financing activities. The entire amount of the fee may be used for shareholder account servicing activities. Each Fund’s 12b-1 fees are accrued daily and paid monthly or at such other intervals as the Company’s Board of Directors may determine.

148

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

f)	Redemption Fees – Prior to October 24, 2016, certain Predecessor Funds (Schroder Emerging Market Equity Fund, Schroder International Alpha Fund, Schroder International Multi-Cap Value Fund, Schroder U.S. Opportunities Fund and Schroder U.S. Small and Mid Cap Opportunities Fund) generally imposed a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. These fees, which are not sales charges, were retained by the Predecessor Funds and not paid to Schroder Fund Advisors LLC (“SFA”), or any other entity. The redemption fees are included in the Statements of Changes in Net Assets under “Redemption fees,” and are included as part of “Paid-in-Capital” on the Statements of Assets and Liabilities. Subsequent to the reorganization, the Funds did not impose any redemption fees.

g)	Other Related Party Transactions – Certain officers of the Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the year ended October 31, 2017, a portion of the Company’s Chief Compliance Officer’s (“CCO”) compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to each Fund, as represented in other expenses on the Statements of Operations, is outlined in the table below.

Fund	CCO Compensation Paid by Fund
Emerging Markets Debt and Currency Fund	$172
Emerging Markets Equity Fund	4,765
Emerging Markets Multi-Sector Bond Fund	143
Global Strategic Bond Fund	136
International Multi-Cap Value Fund	1,775
International Stock Fund	366
Tax-Aware Bond Fund	432
US Small Cap Opportunities Fund	355
US Small/Mid Cap Opportunities Fund	1,190

Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. During the fiscal year ended October 31, 2017, HASCO contractually agreed to reimburse any portion of the transfer agency fees over 0.30% of average daily net assets per fiscal year for each class. HASCO contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018. Any transfer agency fee reimbursement is determined before considering the contractual operating expense limitation. For providing such services during the fiscal year ended October 31, 2017, HASCO was compensated on a per account basis that varies by account type, except with respect to Class Y, for which it was compensated based on average daily net assets. Prior to May 1, 2017, Class Y shares were subject to a fee cap on transfer agency fees. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. The costs and expenses of such delegation are borne by HASCO, not by the Funds. The accrued amount shown in the Statement of Operations reflects the amount charged by HASCO. These fees are accrued daily and paid monthly.

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services before waivers and/or reimbursements as a percentage of each Class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Debt and Currency Fund	0.18%	0.30%	0.09%	—	—	—	—	—	0.00%
Emerging Markets Equity Fund	0.21%	0.15%	0.25%	0.06%	0.02%	0.06%	0.04%	—	0.00%
Emerging Markets Multi-Sector Bond Fund	0.04%	0.17%	0.07%	0.06%	0.07%	0.07%	0.04%	—	0.00%
Global Strategic Bond Fund	0.17%	0.07%	0.18%	0.07%	0.07%	0.07%	—	—	0.00%
International Multi-Cap Value Fund	0.13%	0.10%	0.07%	0.05%	0.01%	0.00%	0.01%	—	0.00%
International Stock Fund	0.21%	0.15%	0.16%	0.06%	0.06%	0.06%	0.02%	—	0.00%
Tax-Aware Bond Fund	0.07%	0.04%	0.05%	—	—	—	—	—	0.00%
US Small Cap Opportunities Fund	0.16%	0.14%	0.05%	0.06%	0.07%	0.16%	0.05%	—	0.00%
US Small/Mid Cap Opportunities Fund	0.12%	0.13%	0.11%	0.03%	0.08%	0.12%	0.05%	—	0.00%

149

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

For the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each class’s average daily net assets is as follows:

Fund	Class A	Class C	Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Debt and Currency Fund	0.18%	0.30%	0.09%	—	—	—	—	—	0.00%
Emerging Markets Equity Fund	0.21%	0.15%	0.25%	0.06%	0.02%	0.06%	0.04%	—	0.00%
Emerging Markets Multi-Sector Bond Fund	0.04%	0.17%	0.07%	0.06%	0.07%	0.07%	0.04%	—	0.00%
Global Strategic Bond Fund	0.17%	0.07%	0.18%	0.07%	0.07%	0.07%	—	—	0.00%
International Multi-Cap Value Fund	0.13%	0.10%	0.07%	0.05%	0.01%	0.00%	0.01%	—	0.00%
International Stock Fund	0.21%	0.15%	0.16%	0.06%	0.06%	0.06%	0.02%	—	0.00%
Tax-Aware Bond Fund	0.07%	0.04%	0.05%	—	—	—	—	—	0.00%
US Small Cap Opportunities Fund	0.16%	0.14%	0.05%	0.06%	0.07%	0.16%	0.05%	—	0.00%
US Small/Mid Cap Opportunities Fund	0.12%	0.13%	0.11%	0.03%	0.08%	0.12%	0.05%	—	0.00%

Administrative services fees for third-party recordkeeping services are payable as a percentage of net assets in the amount of up to 0.20%, 0.15% and 0.10% for Classes R3, R4 and R5 shares, respectively. The total administrative services fees are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of October 31, 2017, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of a Class:

Fund	Class A	Class C		Class I	Class R3	Class R4	Class R5	Class Y	Class F	Class SDR
Emerging Markets Debt and Currency Fund	—	64%		—	NA	NA	NA	100%	100%	—
Emerging Markets Equity Fund	—	—	%*	—	100%	10%	100%	— %*	— %*	—
Emerging Markets Multi-Sector Bond Fund	—	15%		—	30%	100%	100%	9%	100%	—
Global Strategic Bond Fund	—	100%		—	100%	100%	100%	100%	100%	—
International Multi-Cap Value Fund	—	—	%*	—	11%	1%	—%	— %*	— %*	—
International Stock Fund	—	4%		—	100%	100%	100%	11%	2%	—
Tax-Aware Bond Fund	—	—	%*	—	NA	NA	NA	100%	— %*	—	%*
US Small Cap Opportunities Fund	—	—	%*	—	20%	100%	53%	— %*	1%	—
US Small/Mid Cap Opportunities Fund	—	—	%*	—	3%	4%	21%	— %*	— %*	—

Percentage of Fund by Class:

Fund	Class A	Class C		Class I	Class R3		Class R4		Class R5		Class Y		Class F		Class SDR
Emerging Markets Debt and Currency Fund	—	—	%*	—	NA		NA		NA		—	%*	—	%*	—
Emerging Markets Equity Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—
Emerging Markets Multi-Sector Bond Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—
Global Strategic Bond Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—
International Multi-Cap Value Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—
International Stock Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—
Tax-Aware Bond Fund	—	—	%*	—	NA		NA		NA		—	%*	—	%*	—	%*
US Small Cap Opportunities Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—
US Small/Mid Cap Opportunities Fund	—	—	%*	—	—	%*	—	%*	—	%*	—	%*	—	%*	—

*	Percentage rounds to zero.

As of October 31, 2017, affiliated funds of funds in the aggregate owned a portion of the Funds identified below. Therefore, these Funds may experience relatively large purchases or redemptions of their shares from these affiliated funds of funds. Affiliated funds of funds owned shares in the Funds listed below as follows:

Funds	Percentage of Fund*
Emerging Markets Equity Fund	2%
International Multi-Cap Value Fund	5%

*	As of October 31, 2017, the affiliated funds of funds were invested in Class F shares.

150

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Notes to Financial Statements – (continued)

October 31, 2017

9.	Affiliated Issuer Transactions:

A summary of affiliate fund transactions for the Emerging Markets Equity Fund and Global Strategic Bond Fund for the year ended October 31, 2017 follows:

Emerging Markets Equity Fund

Affiliated Issuer	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Shares as of October 31, 2017	Dividend Income	Capital Gain Distributions
Schroder Emerging Markets Small Cap Fund, Class R6	$15,759,459	$2,182,756	$18,563,470	$3,064,691	$(2,443,436)	$—	—	$128,224	$551,226

Global Strategic Bond Fund

Affiliated Issuer	Beginning Value as of October 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ Depreciation	Ending Value as of October 31, 2017	Par as of October 31, 2017	Interest Income	Capital Gain Distributions
Hartford Financial Services Group, Inc. (The)	$22,630	$3,992	$—	$—	$(95)	$26,527	$24,000	$1,120	$—

10.	Investment Transactions:

For the year ended October 31, 2017, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Emerging Markets Debt and Currency Fund	$55,480,091	$67,255,866
Emerging Markets Equity Fund	1,258,838,570	717,438,925
Emerging Markets Multi-Sector Bond Fund	144,574,386	131,364,724
Global Strategic Bond Fund	70,866,204	84,658,414
International Multi-Cap Value Fund	1,246,458,569	492,278,519
International Stock Fund	92,016,420	88,199,119
Tax-Aware Bond Fund	180,752,338	92,577,831
US Small Cap Opportunities Fund	149,582,836	104,636,357
US Small/Mid Cap Opportunities Fund	757,775,824	269,712,707

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Emerging Markets Debt and Currency Fund	$9,728,344	$9,744,922
Emerging Markets Equity Fund	—	—
Emerging Markets Multi-Sector Bond Fund	—	—
Global Strategic Bond Fund	—	—
International Multi-Cap Value Fund	—	—
International Stock Fund	—	—
Tax-Aware Bond Fund	52,683,648	49,408,964
US Small Cap Opportunities Fund	—	—
US Small/Mid Cap Opportunities Fund	—	—

151

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Fund	Total Cost of Purchases	Total Sales Proceeds
Emerging Markets Debt and Currency Fund	$65,208,435	$77,000,788
Emerging Markets Equity Fund	1,258,838,570	717,438,925
Emerging Markets Multi-Sector Bond Fund	144,574,386	131,364,724
Global Strategic Bond Fund	70,866,204	84,658,414
International Multi-Cap Value Fund	1,246,458,569	492,278,519
International Stock Fund	92,016,420	88,199,119
Tax-Aware Bond Fund	233,435,986	141,986,796
US Small Cap Opportunities Fund	149,582,836	104,636,357
US Small/Mid Cap Opportunities Fund	757,775,824	269,712,707

11.	Capital Share Transactions:

The following information is for the year ended October 31, 2017, and the year ended October 31, 2016:

Emerging Markets Debt and Currency Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	75,499	$784,901	212,257	$2,105,028
Shares Redeemed	(131,558)	(1,345,055)	(415,226)	(4,081,061)

Net Increase (Decrease)	(56,059)	(560,154)	(202,969)	(1,976,033)

Class C(1)
Shares Sold	772	$8,097	976	$10,000
Shares Redeemed	(222)	(2,330)	—	—

Net Increase (Decrease)	550	5,767	976	10,000

Class I
Shares Sold	2,012,673	$20,667,153	3,226,848	$31,511,350
Shares Issued for Reinvested Dividends	—	—	—	2
Shares Redeemed	(4,000,006)	(41,762,301)	(6,561,452)	(62,026,093)

Net Increase (Decrease)	(1,987,333)	(21,095,148)	(3,334,604)	(30,514,741)

Class Y(1)
Shares Sold	—	$—	976	$10,000

Net Increase (Decrease)	—	—	976	10,000

Class F(2)
Shares Sold	1,956	$20,313	—	$—
Shares Redeemed	(978)	(10,391)	—	—

Net Increase (Decrease)	978	9,922	—	—

Class SDR
Shares Sold	28,721	$297,199	791,753	$7,863,436
Shares Redeemed	(81,338)	(838,762)	(13,673)	(134,426)

Net Increase (Decrease)	(52,617)	(541,563)	778,080	7,729,010

Total Net Increase (Decrease)	(2,094,481)	$(22,181,176)	(2,757,541)	$(24,741,764)

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

152

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Equity Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,322,665	$18,053,422	768,042	$8,388,557
Shares Issued for Reinvested Dividends	22,460	265,033	19,654	214,035
Shares Redeemed	(1,163,853)	(15,869,760)	(1,254,141)	(14,152,205)
Redemption fees	—	—	—	2,047

Net Increase (Decrease)	181,272	2,448,695	(466,445)	(5,547,566)

Class C(1)
Shares Sold	242,120	$3,453,577	789	$10,000
Shares Issued for Reinvested Dividends	158	1,862	—	—
Shares Redeemed	(15,549)	(231,870)	—	—

Net Increase (Decrease)	226,729	3,223,569	789	10,000

Class I
Shares Sold	78,005,000	$1,043,162,795	42,350,060	$479,876,677
Shares Issued for Reinvested Dividends	423,698	4,986,920	478,171	5,195,500
Shares Redeemed	(45,571,924)	(629,684,375)	(37,664,553)	(415,977,908)
Redemption fees	—	—	—	11,317

Net Increase (Decrease)	32,856,774	418,465,340	5,163,678	69,105,586

Class R3(1)
Shares Sold	—	$—	789	$10,000
Shares Issued for Reinvested Dividends	7	78	—	—

Net Increase (Decrease)	7	78	789	10,000

Class R4(1)
Shares Sold	7,576	$100,000	789	$10,000
Shares Issued for Reinvested Dividends	7	84	—	—

Net Increase (Decrease)	7,583	100,084	789	10,000

Class R5(1)
Shares Sold	—	$—	789	$10,000
Shares Issued for Reinvested Dividends	7	89	—	—

Net Increase (Decrease)	7	89	789	10,000

Class Y(1)
Shares Sold	8,298,496	$117,821,460	789	$10,000
Shares Issued for Reinvested Dividends	8	91	—	—
Shares Redeemed	(2,285,099)	(31,185,723)	—	—

Net Increase (Decrease)	6,013,405	86,635,828	789	10,000

Class F(2)
Shares Sold	3,452,646	$50,114,175	—	$—
Shares Redeemed	(837,090)	(13,027,004)	—	—

Net Increase (Decrease)	2,615,556	37,087,171	—	—

153

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Equity Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class SDR
Shares Sold	6,283,279	$87,718,525	17,986,177	$204,748,996
Shares Issued for Reinvested Dividends	390,179	4,596,313	336,787	3,657,503
Shares Redeemed	(7,597,655)	(108,932,662)	(4,136,105)	(45,940,906)
Redemption fees	—	—	—	163

Net Increase (Decrease)	(924,197)	(16,617,824)	14,186,859	162,465,756

Total Net Increase (Decrease)	40,977,136	$531,343,030	18,888,037	$226,073,776

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

Emerging Markets Multi-Sector Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	81,249	$787,575	22,065	$207,155
Shares Issued for Reinvested Dividends	6,811	65,928	2,062	19,049
Shares Redeemed	(14,920)	(146,192)	(30,800)	(264,534)

Net Increase (Decrease)	73,140	707,311	(6,673)	(38,330)

Class C(1)
Shares Sold	6,102	$59,789	1,013	$10,000
Shares Issued for Reinvested Dividends	193	1,889	—	—

Net Increase (Decrease)	6,295	61,678	1,013	10,000

Class I
Shares Sold	938,073	$9,272,835	583,586	$5,313,606
Shares Issued for Reinvested Dividends	59,168	571,169	22,534	210,458
Shares Redeemed	(391,380)	(3,787,727)	(326,189)	(3,023,709)

Net Increase (Decrease)	605,861	6,056,277	279,931	2,500,355

Class R3(1)
Shares Sold	2,497	$25,000	1,013	$10,000
Shares Issued for Reinvested Dividends	68	650	—	—

Net Increase (Decrease)	2,565	25,650	1,013	10,000

Class R4(1)
Shares Sold	—	$—	1,013	$10,000
Shares Issued for Reinvested Dividends	69	663	—	—

Net Increase (Decrease)	69	663	1,013	10,000

Class R5(1)
Shares Sold	—	$—	1,013	$10,000
Shares Issued for Reinvested Dividends	71	681	—	—

Net Increase (Decrease)	71	681	1,013	10,000

154

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Emerging Markets Multi-Sector Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class Y(1)
Shares Sold	10,970	$107,280	1,013	$10,000
Shares Issued for Reinvested Dividends	227	2,237	—	—

Net Increase (Decrease)	11,197	109,517	1,013	10,000

Class F(2)
Shares Sold	1,031	$10,000	—	$—
Shares Issued for Reinvested Dividends	45	447	—	—

Net Increase (Decrease)	1,076	10,447	—	—

Class SDR
Shares Sold	374,857	$3,631,336	2,870,164	$26,245,812
Shares Issued for Reinvested Dividends	218,026	2,102,109	67,045	639,606
Shares Redeemed	(109,824)	(1,057,729)	(49,501)	(460,913)

Net Increase (Decrease)	483,059	4,675,716	2,887,708	26,424,505

Total Net Increase (Decrease)	1,183,333	$11,647,940	3,166,031	$28,936,530

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

Global Strategic Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	25,807	$234,929	1,111	$10,000
Shares Issued for Reinvested Dividends	418	3,749	91	820
Shares Redeemed	(6,194)	(56,413)	(39,408)	(356,540)

Net Increase (Decrease)	20,031	182,265	(38,206)	(345,720)

Class C(1)
Shares Sold	—	$—	1,076	$10,000
Shares Issued for Reinvested Dividends	34	305	1	8

Net Increase (Decrease)	34	305	1,077	10,008

Class I
Shares Sold	2,148	$19,815	19,939	$181,559
Shares Issued for Reinvested Dividends	42	379	9	71
Shares Redeemed	(2,152)	(19,802)	(1,487,107)	(13,524,417)

Net Increase (Decrease)	38	392	(1,467,159)	(13,342,787)

Class R3(1)
Shares Sold	—	$—	1,076	$10,000
Shares Issued for Reinvested Dividends	36	318	1	8

Net Increase (Decrease)	36	318	1,077	10,008

155

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Global Strategic Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R4(1)
Shares Sold	—	$—	1,076	$10,000
Shares Issued for Reinvested Dividends	37	326	1	9

Net Increase (Decrease)	37	326	1,077	10,009

Class R5(1)
Shares Sold	—	$—	1,076	$10,000
Shares Issued for Reinvested Dividends	38	337	1	9

Net Increase (Decrease)	38	337	1,077	10,009

Class Y(1)
Shares Sold	—	$—	1,076	$10,000
Shares Issued for Reinvested Dividends	38	338	1	9

Net Increase (Decrease)	38	338	1,077	10,009

Class F(2)
Shares Sold	1,109	$10,000	—	$—

Net Increase (Decrease)	1,109	10,000	—	—

Class SDR
Shares Sold	649,995	$5,872,394	2,269,257	$20,473,481
Shares Issued for Reinvested Dividends	265,739	2,372,835	123,358	1,110,292
Shares Redeemed	(1,988,577)	(17,890,946)	(5,314,713)	(48,414,348)

Net Increase (Decrease)	(1,072,843)	(9,645,717)	(2,922,098)	(26,830,575)

Total Net Increase (Decrease)	(1,051,482)	$(9,451,436)	(4,422,078)	$(40,469,039)

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

International Multi-Cap Value Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	5,006,360	$47,787,802	2,131,332	$18,180,103
Shares Issued for Reinvested Dividends	58,196	555,127	42,522	349,053
Shares Redeemed	(2,493,299)	(22,450,538)	(1,231,375)	(10,130,368)
Redemption fees	—	—	—	1,037

Net Increase (Decrease)	2,571,257	25,892,391	942,479	8,399,825

Class C(1)
Shares Sold	1,566,183	$14,945,146	1,160	$10,000
Shares Issued for Reinvested Dividends	8,274	80,273	—	—
Shares Redeemed	(35,559)	(346,450)	—	—

Net Increase (Decrease)	1,538,898	14,678,969	1,160	10,000

156

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Multi-Cap Value Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class I
Shares Sold	56,099,805	$531,162,068	9,983,461	$80,943,393
Shares Issued for Reinvested Dividends	779,098	7,436,502	474,651	3,901,435
Shares Redeemed	(8,728,074)	(81,936,087)	(14,949,531)	(121,583,362)
Redemption fees	—	—	—	18,423

Net Increase (Decrease)	48,150,829	456,662,483	(4,491,419)	(36,720,111)

Class R3(1)
Shares Sold	9,104	$85,851	1,160	$10,000
Shares Issued for Reinvested Dividends	90	879	—	—
Shares Redeemed	(3)	(33)	—	—

Net Increase (Decrease)	9,191	86,697	1,160	10,000

Class R4(1)
Shares Sold	81,805	$791,444	1,160	$10,000
Shares Issued for Reinvested Dividends	365	3,637	—	—
Shares Redeemed	(3,701)	(36,834)	—	—

Net Increase (Decrease)	78,469	758,247	1,160	10,000

Class R5(1)
Shares Sold	1,596,480	$15,642,962	1,160	$10,000
Shares Issued for Reinvested Dividends	12,250	120,710	—	—
Shares Redeemed	(211,878)	(2,099,404)	—	—

Net Increase (Decrease)	1,396,852	13,664,268	1,160	10,000

Class Y(1)
Shares Sold	6,269,776	$55,274,411	1,160	$10,000
Shares Issued for Reinvested Dividends	46,525	412,453	—	—
Shares Redeemed	(5,880,906)	(54,708,163)	—	—

Net Increase (Decrease)	435,395	978,701	1,160	10,000

Class F(2)
Shares Sold	10,999,915	$106,403,475	—	$—
Shares Issued for Reinvested Dividends	77,847	766,645	—	—
Shares Redeemed	(213,503)	(2,130,851)	—	—

Net Increase (Decrease)	10,864,259	105,039,269	—	—

Class SDR
Shares Sold	36,330,966	$351,597,083	26,531,901	$229,379,086
Shares Issued for Reinvested Dividends	574,415	5,463,160	94,569	796,849
Shares Redeemed	(18,528,675)	(179,891,184)	(9,741,042)	(86,665,421)

Net Increase (Decrease)	18,376,706	177,169,059	16,885,428	143,510,514

Total Net Increase (Decrease)	83,421,856	$794,930,084	13,342,288	$115,240,228

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

157

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Stock Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	271,603	$3,317,319	78,717	$859,173
Shares Issued for Reinvested Dividends	4,108	43,587	2,802	30,822
Shares Redeemed	(132,318)	(1,596,607)	(135,133)	(1,473,137)
Redemption fees	—	—	—	101

Net Increase (Decrease)	143,393	1,764,299	(53,614)	(583,041)

Class C(1)
Shares Sold	26,062	$325,813	940	$10,000
Shares Issued for Reinvested Dividends	15	154	—	—
Shares Redeemed	(2,530)	(33,072)	—	—

Net Increase (Decrease)	23,547	292,895	940	10,000

Class I
Shares Sold	2,931,137	$35,108,647	3,477,142	$36,596,358
Shares Issued for Reinvested Dividends	129,757	1,331,311	105,573	1,124,545
Shares Redeemed	(1,964,798)	(22,865,136)	(5,307,298)	(56,371,669)

Net Increase (Decrease)	1,096,096	13,574,822	(1,724,583)	(18,650,766)

Class R3(1)
Shares Sold	—	$—	940	$10,000
Shares Issued for Reinvested Dividends	16	161	—	—

Net Increase (Decrease)	16	161	940	10,000

Class R4(1)
Shares Sold	—	$—	940	$10,000
Shares Issued for Reinvested Dividends	16	167	—	—

Net Increase (Decrease)	16	167	940	10,000

Class R5(1)
Shares Sold	—	$—	940	$10,000
Shares Issued for Reinvested Dividends	17	173	—	—

Net Increase (Decrease)	17	173	940	10,000

Class Y(1)
Shares Sold	7,746	$100,005	940	$10,000
Shares Issued for Reinvested Dividends	17	174	—	—
Shares Redeemed	—	(2)	—	—

Net Increase (Decrease)	7,763	100,177	940	10,000

Class F(2)
Shares Sold	64,083	$824,230	—	$—
Shares Redeemed	(237)	(3,036)	—	—

Net Increase (Decrease)	63,846	821,194	—	—

158

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

International Stock Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class SDR
Shares Sold	193,798	$2,000,000	1,006,425	$10,000,000
Shares Issued for Reinvested Dividends	112,245	1,152,755	35,366	376,292
Shares Redeemed	(488,599)	(6,000,000)	—	—

Net Increase (Decrease)	(182,556)	(2,847,245)	1,041,791	10,376,292

Total Net Increase (Decrease)	1,152,138	$13,706,643	(731,706)	$(8,807,515)

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

Tax-Aware Bond Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	1,640,817	$18,032,638	887,765	$9,951,506
Shares Issued for Reinvested Dividends	26,673	292,742	8,447	94,775
Shares Redeemed	(369,821)	(4,049,082)	(219,375)	(2,467,042)

Net Increase (Decrease)	1,297,669	14,276,298	676,837	7,579,239

Class C(1)
Shares Sold	445,736	$4,890,252	890	$10,000
Shares Issued for Reinvested Dividends	1,896	20,872	2	17
Shares Redeemed	(22,980)	(253,830)	—	—

Net Increase (Decrease)	424,652	4,657,294	892	10,017

Class I
Shares Sold	9,939,266	$109,186,794	5,891,129	$65,656,201
Shares Issued for Reinvested Dividends	186,672	2,049,270	189,286	2,107,781
Shares Redeemed	(4,129,677)	(45,414,871)	(8,442,675)	(94,632,761)

Net Increase (Decrease)	5,996,261	65,821,193	(2,362,260)	(26,868,779)

Class Y(1)
Shares Sold	—	$5	890	$10,000
Shares Issued for Reinvested Dividends	22	239	2	16
Shares Redeemed	—	(2)	—	—

Net Increase (Decrease)	22	242	892	10,016

Class F(2)
Shares Sold	221,689	$2,462,031	—	$—
Shares Issued for Reinvested Dividends	758	8,411	—	—
Shares Redeemed	(8,334)	(92,611)	—	—

Net Increase (Decrease)	214,113	2,377,831	—	—

159

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

Tax-Aware Bond Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class SDR(1)
Shares Sold	695,025	$7,670,150	5,911,674	$66,359,513
Shares Issued for Reinvested Dividends	69,985	764,582	5,557	62,236
Shares Redeemed	(316,446)	(3,475,000)	—	—

Net Increase (Decrease)	448,564	4,959,732	5,917,231	66,421,749

Total Net Increase (Decrease)	8,381,281	$92,092,590	4,233,592	$47,152,242

(1)	Commenced operations on October 24, 2016.
(2)	Inception date of class was February 28, 2017.

US Small Cap Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	656,932	$16,916,826	80,761	$1,841,081
Shares Issued for Reinvested Dividends	7,985	199,834	3,094	68,810
Shares Redeemed	(151,971)	(3,964,509)	(13,724)	(325,981)
Redemption fees	—	—	—	12

Net Increase (Decrease)	512,946	13,152,151	70,131	1,583,922

Class C(1)
Shares Sold	163,985	$4,413,456	401	$10,000
Shares Issued for Reinvested Dividends	1,193	30,988	—	—
Shares Redeemed	(12,013)	(326,875)	—	—

Net Increase (Decrease)	153,165	4,117,569	401	10,000

Class I
Shares Sold	1,533,290	$41,347,867	243,710	$5,792,715
Shares Issued for Reinvested Dividends	266,542	6,936,016	389,981	8,977,595
Shares Redeemed	(2,104,288)	(58,468,743)	(1,130,443)	(26,535,848)
Redemption fees	—	—	—	524

Net Increase (Decrease)	(304,456)	(10,184,860)	(496,752)	(11,765,014)

Class R3(1)
Shares Sold	1,489	$43,000	401	$10,000
Shares Issued for Reinvested Dividends	22	580	—	—
Shares Redeemed	(52)	(1,403)	—	—

Net Increase (Decrease)	1,459	42,177	401	10,000

Class R4(1)
Shares Sold	—	$—	401	$10,000
Shares Issued for Reinvested Dividends	23	587	—	—
Shares Redeemed	(53)	(1,409)	—	—

Net Increase (Decrease)	(30)	(822)	401	10,000

160

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

US Small Cap Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R5(1)
Shares Sold	329	$8,820	401	$10,000
Shares Issued for Reinvested Dividends	31	816	—	—
Shares Redeemed	(58)	(1,558)	—	—

Net Increase (Decrease)	302	8,078	401	10,000

Class Y(1)
Shares Sold	937,722	$27,007,868	401	$10,000
Shares Issued for Reinvested Dividends	23	595	—	—
Shares Redeemed	(38,004)	(1,081,198)	—	—

Net Increase (Decrease)	899,741	25,927,265	401	10,000

Class F(2)
Shares Sold	44,161	$1,227,347	—	$—
Shares Redeemed	(1,074)	(29,475)	—	—

Net Increase (Decrease)	43,087	1,197,872	—	—

Class SDR
Shares Sold	852,967	$24,113,997	283,850	$6,582,652
Shares Issued for Reinvested Dividends	15,110	393,797	—	—
Shares Redeemed	(29,263)	(803,224)	(9,278)	(228,474)

Net Increase (Decrease)	838,814	23,704,570	274,572	6,354,178

Total Net Increase (Decrease)	2,145,028	$57,964,000	(150,044)	$(3,776,914)

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

US Small/Mid Cap Opportunities Fund
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class A
Shares Sold	8,613,677	$112,413,597	2,546,389	$28,666,541
Shares Issued for Reinvested Dividends	59,695	753,598	53,817	585,529
Shares Redeemed	(3,032,467)	(39,954,913)	(343,566)	(3,926,531)
Redemption fees	—	—	—	2,101

Net Increase (Decrease)	5,640,905	73,212,282	2,256,640	25,327,640

Class C(1)
Shares Sold	3,498,056	$47,478,438	801	$10,000
Shares Issued for Reinvested Dividends	3,445	45,016	—	—
Shares Redeemed	(152,802)	(2,102,637)	—	—

Net Increase (Decrease)	3,348,699	45,420,817	801	10,000

Class I
Shares Sold	35,819,408	$487,600,335	11,587,566	$141,725,801
Shares Issued for Reinvested Dividends	250,430	3,280,448	456,801	5,140,034
Shares Redeemed	(7,579,069)	(104,245,413)	(1,712,689)	(20,097,554)
Redemption fees	—	—	—	29,383

Net Increase (Decrease)	28,490,769	386,635,370	10,331,678	126,797,664

161

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

US Small/Mid Cap Opportunities Fund – (continued)
	For the Year Ended October 31, 2017		For the Year Ended October 31, 2016
	Shares	Amount	Shares	Amount
Class R3(1)
Shares Sold	28,592	$396,760	801	$10,000
Shares Issued for Reinvested Dividends	38	493	—	—
Shares Redeemed	(1)	(13)	—	—

Net Increase (Decrease)	28,629	397,240	801	10,000

Class R4(1)
Shares Sold	18,083	$255,632	801	$10,000
Shares Issued for Reinvested Dividends	18	231	—	—
Shares Redeemed	—	(4)	—	—

Net Increase (Decrease)	18,101	255,859	801	10,000

Class R5(1)
Shares Sold	4,153	$57,126	801	$10,000
Shares Issued for Reinvested Dividends	24	317	—	—
Shares Redeemed	(1,108)	(15,244)	—	—

Net Increase (Decrease)	3,069	42,199	801	10,000

Class Y(1)
Shares Sold	850,566	$11,911,660	801	$10,000
Shares Issued for Reinvested Dividends	14	181	—	—
Shares Redeemed	(61,162)	(855,237)	—	—

Net Increase (Decrease)	789,418	11,056,604	801	10,000

Class F(2)
Shares Sold	591,095	$8,312,510	—	$—
Shares Redeemed	(10,383)	(148,835)	—	—

Net Increase (Decrease)	580,712	8,163,675	—	—

Class SDR
Shares Sold	1,211,750	$16,761,096	274,974	$3,345,518
Shares Issued for Reinvested Dividends	7,302	95,790	17,770	200,086
Shares Redeemed	(153,589)	(2,140,214)	(33,513)	(405,344)
Redemption fees	—	—	—	241

Net Increase (Decrease)	1,065,463	14,716,672	259,231	3,140,501

Total Net Increase (Decrease)	39,965,765	$539,900,718	12,851,554	$155,315,805

(1)	Inception date of class was October 24, 2016.
(2)	Inception date of class was February 28, 2017.

12.	Line of Credit:

Each Fund participates in a committed line of credit pursuant to a credit agreement. Each Fund may borrow under the line of credit for temporary or emergency purposes. The Funds (together with certain other Hartford Funds) may borrow up to $375 million in the aggregate, subject to asset coverage and other limitations specified in the credit agreement. The interest rate on borrowings varies depending on the nature of the loan. The facility also charges a commitment fee, which is allocated to each of the funds participating in the line of credit based on average net assets of the funds. During the year ended October 31, 2017, none of the Funds had borrowings under this facility.

162

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

13.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as Hartford Funds Distributors, LLC) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings.

HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that, among other things, added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant Hartford Funds Management Company, LLC (“HFMC”), which assumed the role as investment manager to the funds as of January 2013. In June 2015, HFMC and HIFSCO moved for summary judgment, and plaintiffs cross-moved for partial summary judgment with respect to The Hartford Capital Appreciation Fund. In March 2016, the court, in large part, denied summary judgment for all parties. The court granted judgment for HFMC and HIFSCO with respect to all claims made by The Hartford Small Company Fund and certain claims made by The Hartford Floating Rate Fund. The court further ruled that the appropriate measure of damages on the surviving claims is the difference, if any, between the actual advisory fees paid through trial and those that could have been paid under the applicable legal standard. A bench trial on the issue of liability was held in November 2016. On February 28, 2017, the court granted judgment for HIFSCO and HFMC as to all claims. On March 23, 2017, plaintiffs appealed to the United States Court of Appeals for the Third Circuit.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

14.	Indemnifications:

Under the Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and federal securities laws. In addition, the Company, on behalf of the Funds, may enter into contracts that contain a variety of indemnifications. The Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Subsequent Events:

In connection with the preparation of the financial statements of the Funds as of and for the year ended October 31, 2017, events and transactions subsequent to October 31, 2017, through the date the financial statements were issued have been evaluated by the Funds’ management for possible adjustment and/or disclosure. The following subsequent events requiring financial statement adjustment or disclosure have been identified.

Effective November 1, 2017, the Company, on behalf of each Fund, entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to BFDS (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO

163

Hartford Schroders Funds

Notes to Financial Statements – (continued)

October 31, 2017

that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), 0.06% (Class Y) and 0.004% (Class SDR). HASCO has also contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the applicable Board.

164

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

The Hartford Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US Small Cap Opportunities Fund and Hartford Schroders US Small/Mid Cap Opportunities Fund (collectively, the Funds) (nine of the series constituting The Hartford Mutual Funds II, Inc. (the Company)) as of October 31, 2017, and the related statements of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Funds for the periods presented through October 31, 2015, were audited by other auditors whose report dated December 22, 2015, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian, brokers and others or by other appropriate auditing procedures where replies from brokers or others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Emerging Markets Multi-Sector Bond Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders International Multi-Cap Value Fund, Hartford Schroders International Stock Fund, Hartford Schroders Tax-Aware Bond Fund, Hartford Schroders US Small Cap Opportunities Fund, and Hartford Schroders US Small/Mid Cap Opportunities Fund (nine of the series constituting The Hartford Mutual Funds II, Inc.) at October 31, 2017, the results of their operations for the year ended, and the changes in their net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2017

165

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited)

The Hartford Mutual Funds II, Inc. (the “Company”) is governed by a Board of Directors (the “Directors”). The following tables present certain information regarding the Directors and officers of the Company as of October 31, 2017. For more information regarding the Directors and officers, please refer to the Statement of Additional Information, which is available, without charge, upon request by calling 1-888-843-7824.

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
NON-INTERESTED DIRECTORS

HILARY E. ACKERMANN (1956)	Director	Since 2014	Ms. Ackermann served as Chief Risk Officer at Goldman Sachs Bank USA from October 2008 to November 2011. Ms. Ackermann has served as a Director of Dynegy, Inc. (an independent power company) from October 2012 to present and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.	89	Ms. Ackermann serves as a Director of Dynegy, Inc. (a power company) (October 2012 to present) and as a Director of Credit Suisse Holdings (USA), Inc. from January 2017 to present.

ROBIN C. BEERY (1967)	Director	Since 2017	Ms. Beery has served as a Consultant of Arrowpoint Partners (an alternative asset manager) since March 2015. Previously, she was Executive Vice President, Head of Distribution, for Janus Capital Group, and Chief Executive Officer and President of the Janus Mutual Funds (a global asset manager) from September 2009 to August 2014.	89	Ms. Beery serves as a Director of UMB Financial Corporation (January 2015 to present).

166

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
LYNN S. BIRDSONG (1946)	Director	Since 2003	Mr. Birdsong currently serves as a Director of Aberdeen Global and Aberdeen Global II (investment funds) (September 2014 to present) and Aberdeen Islamic SICAV and Aberdeen Liquidity Fund (investment funds) (2016 to present). Mr. Birdsong served as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (April 2003 to February 2015) and as a Director of the Sovereign High Yield Investment Company (April 2010 to June 2014). From 2003 to March 2005, Mr. Birdsong was an Independent Director of the Atlantic Whitehall Funds. From 1979 to 2002, Mr. Birdsong was a Managing Director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. From January 1981 through December 2013, Mr. Birdsong was a partner in Birdsong Company, an advertising specialty firm.	89	None

CHRISTINE R. DETRICK (1958)	Director	Since 2016	Ms. Detrick has served as a Director of Reinsurance Group of America since January 2014 and Forest City Realty Trust (a real estate company) since November 2014. Previously, she was a Director of Forethought Financial Group, Inc. (a financial services company) from January 2012 to January 2014 and a Senior Partner/ Advisor at Bain & Company (a management consulting firm) from September 2002 to December 2012.	89	Ms. Detrick serves as a Director of Reinsurance Group of America (January 2014 to present) and Forest City Realty Trust (a real estate company) (November 2014 to present).

167

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DUANE E. HILL (1945)	Director	Since 2002	Mr. Hill is a Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.	89	None

WILLIAM P. JOHNSTON (1944)	Director and Chairman of the Board	Director since 2005 and Chairman of the Board since 2015	In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and other alternative asset investment firm and currently serves as an Operating Executive. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a Director (July 2006 to August 2010). In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. and served as a Director (August 2007 to June 2013). In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006. Mr. Johnston joined Renal Care Group in November 2002 as a member of the Board of Directors and served as Chairman of the Board from March 2003 through March 2006. From 2002 through 2013, Mr. Johnston served as a Board member of the Georgia O’Keefe Museum. From September 1987 to December 2002, Mr. Johnston was with Equitable Securities Corporation (and its successors, SunTrust Equitable Securities and SunTrust Robinson Humphrey) serving in various investment banking and managerial positions, including Managing Director and Head of Investment Banking, Chief Executive Officer and Vice Chairman.	89	None

168

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
PHILLIP O. PETERSON (1944)	Director	Since 2000	Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. From February 2012 to February 2014, Mr. Peterson served as a Trustee of Symetra Variable Mutual Funds. From January 2004 to April 2005, Mr. Peterson served as Independent President of the Strong Mutual Funds.	89	Mr. Peterson is a Trustee of the William Blair Funds (February 2007 to current) (22 funds overseen).

LEMMA W. SENBET (1946)	Director	Since 2005	Dr. Senbet is the William E. Mayer Chair Professor of Finance and Founding Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department of the University of Maryland, Robert H. Smith School of Business from 1998 to 2006. Since June 2013, he has been on leave from the University to serve as Executive Director of the African Economic Research Consortium which focuses on economic policy research and training. Previously, he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was a Director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served as Director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.	89	None

169

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
DAVID SUNG (1953)	Director	Since 2017	Mr. Sung has served as a Director of Nippon Wealth Bank since April 2015 and CITIC-Prudential Fund Management Company, Inc. since January 2016. Mr. Sung is a Director of four private investment pools. Previously, he was a Partner at Ernst & Young LLP from October 1995 to July 2014.	89	Mr. Sung serves as a Trustee of Ironwood Institutional Multi-Strategy Fund, LLC and Ironwood Multi-Strategy Fund, LLC (October 2015 to present) (2 portfolios).

OFFICERS(4) AND INTERESTED DIRECTORS

JAMES E. DAVEY(5) (1964)	Director, President and Chief Executive Officer	President and Chief Executive Officer since 2010; Director since 2012	Mr. Davey serves as Executive Vice President of The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board, Manager and Senior Managing Director of Hartford Funds Distributors, LLC (“HFD”). He also currently serves as Director, Chairman of the Board, President and Senior Managing Director of Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as President, Manager, Chairman of the Board and Senior Managing Director for Hartford Funds Management Company, LLC (“HFMC”) and Director, Chairman of the Board and Senior Managing Director for Hartford Funds Management Group, Inc. (“HFMG”). Mr. Davey also serves as Chairman of the Board, President and Manager of Lattice Strategies LLC effective July 30, 2016. Mr. Davey has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Davey joined The Hartford in 2002.	89	N/A

170

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
ANDREW S. DECKER (1963)	AML Compliance Officer	Since 2015	Mr. Decker currently serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HFD. Prior to joining The Hartford, Mr. Decker served as Vice President and AML Officer at Janney Montgomery Scott (a broker dealer) from April 2011 to January 2015. Mr. Decker served as AML Compliance and Sanctions Enforcement Officer at SEI Investments from December 2007 to April 2011.	N/A	N/A

MICHAEL J. FLOOK (1965)	Vice President, Treasurer and Controller	Since 2015	Mr. Flook served as Assistant Treasurer for the Company, The Hartford Mutual Funds Inc., The Hartford Alternative Strategies Fund, Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. from February 2015 to March 2015. Mr. Flook joined The Hartford in 2014. Prior to joining The Hartford, Mr. Flook served as Director, Vice President and Assistant Treasurer at UBS Global Asset Management from May 2006 to November 2014. Mr. Flook currently serves as an employee of HFMC.	N/A	N/A

WALTER F. GARGER (1965)	Vice President and Chief Legal Officer	Since 2016	Mr. Garger currently serves as Secretary, Managing Director and General Counsel of HFD, HASCO, HFMC and HFMG. Mr. Garger also serves as Secretary and General Counsel of Lattice Strategies LLC effective July 30, 2016. Mr. Garger has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Garger joined The Hartford in 1995.	N/A	N/A

171

Hartford Schroders Funds

Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
JOSEPH G. MELCHER (1973)	Vice President and Chief Compliance Officer	Since 2013	Mr. Melcher currently serves as Executive Vice President of HFD, HFMG and HASCO. Mr. Melcher also currently serves as Executive Vice President and Chief Compliance Officer of HFMC, Lattice Strategies, LLC and the Hartford Funds Exchange-Traded Trust. Mr. Melcher has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds since joining The Hartford in 2012. Prior to joining The Hartford, Mr. Melcher worked at Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.	N/A	N/A

VERNON J. MEYER (1964)	Vice President	Since 2006	Mr. Meyer currently serves as Senior Vice President of Hartford Life Insurance Company (“HLIC”). He also currently serves as Managing Director and Chief Investment Officer of HFMC and Managing Director of HFMG. Mr. Meyer has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Mr. Meyer joined The Hartford in 2004.	N/A	N/A

ALICE A. PELLEGRINO (1960)	Vice President	Since 2016	Ms. Pellegrino currently serves as Vice President of HLIC and HFMG. Ms. Pellegrino is a Senior Counsel and has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Pellegrino joined The Hartford in 2007.	N/A	N/A

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Directors and Officers of the Company (Unaudited) – (continued)

NAME, YEAR OF BIRTH AND ADDRESS(1)	POSITION HELD WITH THE COMPANY	TERM OF OFFICE(2) AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX(3) OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS FOR PUBLIC COMPANIES AND OTHER REGISTERED INVESTMENT COMPANIES HELD BY DIRECTOR
THOMAS R. PHILLIPS (1960)	Vice President and Secretary	Since 2017	Mr. Phillips currently serves as Vice President and Senior Counsel for HFMG. Prior to joining HFMG in 2017, Mr. Phillips was a Director and Chief Legal Officer of Saturna Capital Corporation from 2014–2016. Prior to that Mr. Phillips was a Partner and Deputy General Counsel of Lord, Abbett & Co. LLC.	N/A	N/A

LAURA S. QUADE (1969)	Vice President	Since 2012	Ms. Quade currently serves as Vice President of HASCO, HFD and HFMG. She is the Head of Operations of HASCO and formerly served as Director, Enterprise Operations of HLIC. Ms. Quade has served in various positions within The Hartford and its subsidiaries in connection with the operation of the Hartford Funds. Ms. Quade joined The Hartford in 2001.	N/A	N/A

(1)	The address for each officer and Director is c/o Hartford Funds 690 Lee Road, Wayne, PA 19087.
(2)	Each Director holds an indefinite term until the earlier of (i) the election and qualification of his or her successor or (ii) when the Director turns 75 years of age. Each officer shall serve until his or her successor is elected and qualifies.
(3)	The portfolios of the “Fund Complex” are series of The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., Hartford HLS Series Fund II, Inc., Hartford Funds Master Fund, Lattice Strategies Trust, Hartford Funds Exchange-Traded Trust, and Hartford Funds NextShares Trust.
(4)	Effective November 7, 2017, Albert Lee and Theodore Lucas were elected as officers of the Company. For more information, please see the most recent Statement of Additional Information.
(5)	“Interested person,” as defined in the 1940 Act, of the Company because of the person’s affiliation with, or equity ownership of, HFMC, HFD or affiliated companies.

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HOW TO OBTAIN A COPY OF EACH FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2)  on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund‘s Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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The Hartford Mutual Funds II, Inc.

Hartford Schroders Emerging Markets Debt and Currency Fund

Hartford Schroders Emerging Markets Equity Fund

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

Hartford Schroders Global Strategic Bond Fund

Hartford Schroders International Multi-Cap Value Fund

Hartford Schroders International Stock Fund

Hartford Schroders Tax-Aware Bond Fund

Hartford Schroders US Small Cap Opportunities Fund

Hartford Schroders US Small/Mid Cap Opportunities Fund

Each of the funds listed above (each a “Fund” and collectively, the “Funds”) is the successor to a corresponding series of Schroder Series Trust and Schroder Capital Funds (Delaware) (each a “Predecessor Fund” and collectively, the “Predecessor Funds”), pursuant to a reorganization consummated on October 24, 2016. Each Fund has an investment objective and strategies substantially similar to those of its corresponding Predecessor Fund.

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of directors, including a majority of those directors who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Directors”), annually review and consider the continuation of the mutual fund’s investment advisory and sub-advisory agreements. At its meeting held on August 1-2, 2017, the Board of Directors (the “Board”) of The Hartford Mutual Funds II, Inc. (“HMF II”), including each of the Independent Directors, unanimously voted to approve (i) the continuation of an investment management agreement (the “Management Agreement”) by and between HMF II, on behalf of each of its funds listed above (each a “Fund” and collectively, the “Funds”), The Hartford Mutual Funds, Inc. and Hartford Funds Management Company, LLC (“HFMC”); (ii) the continuation of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) by and between HFMC and each Fund’s sub-adviser, Schroder Investment Management North America Inc. (“SIMNA Inc.”); and (iii) the continuation of a separate secondary sub-advisory agreement (the “Sub-Sub-Advisory Agreement” and collectively with the Management Agreement and Sub-Advisory Agreement, the “Agreements”) by and between SIMNA Inc. and Schroder Investment Management North America Limited (“SIMNA Ltd.,” together with SIMNA Inc., the “Sub-advisers,” and together with HFMC, the “Advisers”) on behalf of Hartford Schroders Emerging Markets Debt and Currency Fund, Hartford Schroders Emerging Markets Equity Fund, Hartford Schroders Global Strategic Bond Fund, Hartford Schroders International Stock Fund and Hartford Schroders International Multi-Cap Value Fund (collectively, the “Sub-Sub-Advised Funds”).

In the months preceding the August 1-2, 2017 meeting, the Board requested and reviewed written responses from the Advisers to questions posed to the Advisers on behalf of the Independent Directors and supporting materials relating to those questions and responses. In addition, the Board considered such additional information as it deemed reasonably necessary to evaluate the Agreements, as applicable, with respect to each Fund, which included information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the approval of the Agreements that was presented at the Board’s meetings held on June 20-21, 2017 and August 1-2, 2017. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal, compliance and risk management matters, sales and marketing activity, shareholder services, and the other services provided to each Fund by the Advisers and their affiliates. The Board also considered the materials and in-person presentations by Fund officers and representatives of HFMC received at the Board’s meetings on June 20-21, 2017 and August 1-2, 2017 concerning the Agreements.

The Independent Directors, advised by independent legal counsel, engaged service providers to assist them with evaluating the Agreements with respect to each Fund, as applicable. Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, was retained to provide the Board with reports on how each Fund’s contractual management fees, actual management fees, other non-management fees, overall expense ratios and investment performance compared to those of comparable mutual funds with similar investment objectives. The Independent Directors also engaged an independent financial services consultant (the “Consultant”) to assist them in evaluating the Funds’ respective management fees, sub-advisory fees, other non-management fees, overall expense ratios and investment performance. In addition, the Consultant reviewed the profitability calculations utilized by HFMC in connection with the continuation of the Management Agreement.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

In determining whether to continue the Agreements for a Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to continue the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the continuation of the Agreements. The Board was also furnished with an analysis of its fiduciary obligations in connection with its evaluation of the Agreements and, throughout the evaluation process, the Board was assisted by counsel for the Funds. The Independent Directors were also separately assisted by independent legal counsel. A more detailed summary of the important, but not necessarily all, factors the Board considered with respect to its approval of the Agreements is provided below.

Nature, Extent and Quality of Services Provided by the Advisers

The Board requested and considered information concerning the nature, extent and quality of the services provided to each Fund by the Advisers. The Board considered, among other things, the terms of the Agreements and the range of services provided by the Advisers. The Board considered the Advisers’ professional personnel who provide services to the Funds, including each Adviser’s ability and experience in attracting and retaining qualified personnel to service the Funds. The Board considered each Adviser’s reputation and overall financial strength, as well as its willingness to consider and implement organizational and operational changes designed to enhance services to the Hartford Funds. In addition, the Board considered the quality of each Adviser’s communications with the Board and responsiveness to Board inquiries and requests made from time to time with respect to the Funds and other Hartford Funds.

The Board also requested and evaluated information concerning each Adviser’s regulatory and compliance environment. In this regard, the Board requested and reviewed information about each Adviser’s compliance policies and procedures, compliance history, and a report from the Funds’ Chief Compliance Officer about each Adviser’s compliance with applicable laws and regulations, including responses to regulatory developments and compliance issues raised by regulators, as well as each Adviser’s commitment to implement rulemaking initiatives of the U.S. Securities and Exchange Commission. The Board also noted the Advisers’ support of the Funds’ compliance control structure, as applicable, and, in particular, the resources devoted by the Advisers in support of the Funds’ obligations pursuant to Rule 38a-1 under the 1940 Act, as well as the efforts of the Advisers to combat cybersecurity risks and invest in business continuity planning.

With respect to HFMC, the Board noted that, under the Management Agreement, HFMC is responsible for the management of the Funds, including oversight of fund operations and service providers, and the provision of administrative and investment advisory services in connection with selecting, monitoring and supervising the Sub-advisers. The Board considered HFMC’s ongoing monitoring of people, process and performance, including its quarterly reviews of each of the Hartford Funds, semi-annual meetings with the leaders of each Fund’s portfolio management team, and oversight of the Hartford Funds’ portfolio managers. The Board recognized that HFMC has demonstrated a record of making changes to the management and/or strategies of the Hartford Funds when warranted. The Board considered HFMC’s periodic due diligence reviews of each Sub-adviser and ongoing oversight of each Sub-adviser’s investment approach and results, process for monitoring best execution of portfolio trades and other trading operations by the Sub-adviser, and approach to risk management with respect to the Funds and the service providers to the Funds. The Board also considered HFMC’s day-to-day oversight of each Fund’s compliance with its objective and policies as well as with applicable laws and regulations, noting that regulatory and other developments had over time led to an increase in the scope of HFMC’s services in this regard. Moreover, the Board considered HFMC’s oversight of potential conflicts of interest between the Funds’ investments and those of other funds or accounts managed by the Funds’ portfolio management personnel.

In addition, the Board considered HFMC’s ongoing commitment to review and rationalize the Hartford Funds product line-up and the expenses that HFMC had incurred in connection with the launch of new funds in recent years. The Board considered that HFMC is responsible for providing the Funds’ officers.

With respect to SIMNA Inc. and SIMNA Ltd., which provide certain day-to-day portfolio management services for the Funds and the Sub-Sub-Advised Funds, respectively, subject to oversight by HFMC, the Board considered, among other things, the quality of each Fund’s portfolio manager(s), each Sub-adviser’s other investment personnel, its investment philosophy and process, its investment research capabilities and resources, its performance record, its trade execution capabilities and its experience. The Board considered the experience of each Fund’s portfolio manager(s), the number of accounts managed by the portfolio manager(s), and each Sub-adviser’s method for compensating the portfolio manager(s).

Based on these considerations, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to each Fund by HFMC and the Sub-advisers.

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Approval of Investment Management and Investment Sub-Advisory Agreements (Unaudited) – (continued)

Performance of each Fund and the Advisers

The Board considered the investment performance of each Fund, which included the performance of its applicable Predecessor Fund. The Board noted that each Predecessor Fund had been managed by SIMNA Inc., and each Sub-Sub-Advised Fund’s corresponding Predecessor Fund had been sub-advised by SIMNA Ltd. In this regard, the Board reviewed the performance of each Fund over different time periods presented in the materials and evaluated HFMC’s analysis of the Fund’s performance for these time periods. The Board considered information and materials provided to the Board by the Advisers concerning Fund performance, as well as information from Broadridge comparing the investment performance of each Fund to an appropriate universe of peer funds. The Board also noted that, for Hartford Schroders Emerging Markets Debt and Currency Fund, there existed no peer group with a strong correlation to the Fund’s investment strategy. For that Fund, the Board considered supplemental performance evaluation information. For details regarding each Fund’s performance, see the fund-by-fund synopsis below.

The Board considered the detailed investment analytics reports provided by HFMC’s Investment Advisory Group throughout the year, including in connection with the approval of the Agreements. These reports include, among other things, information on each Fund’s gross returns and net returns, the Fund’s investment performance relative to an appropriate benchmark and peer group (if available), various statistics concerning the Fund’s portfolio, and a narrative summary of various factors affecting Fund performance. The Board considered the Advisers’ cooperation with the Investment Committee, which assists the Board in evaluating the performance of each Fund at periodic meetings throughout the year and specifically with respect to the approval of the Agreements. The Board also considered the analysis provided by the Consultant relating to each Fund’s performance track record.

In light of all the considerations noted above, the Board concluded that it had continued confidence in HFMC’s and each Sub-adviser’s overall capabilities to manage the Funds, as applicable.

Costs of the Services and Profitability of the Advisers

The Board reviewed information regarding HFMC’s cost to provide investment management and related services to each Fund and HFMC’s profitability, both overall and for each Fund, on a pre-tax basis without regard to distribution expenses. The Board also requested and reviewed information about the profitability to HFMC and its affiliates from all services provided to each Fund and all aspects of their relationship with the Fund, including information regarding profitability trends over time. The Board also requested and received information relating to the operations and profitability of the Sub-advisers. The Board considered representations from HFMC and SIMNA Inc. that SIMNA Inc.’s fees were negotiated at arm’s length on a fund-by-fund basis and that the sub-advisory fees would be paid by HFMC and not the Funds. The Board also considered that SIMNA Ltd. is an affiliate of SIMNA Inc. and that SIMNA Ltd.’s sub-sub-advisory fees would be paid by SIMNA Ltd., not the Sub-Sub-Advised Funds. Accordingly, the Board concluded that the profitability of the Sub-advisers is a less relevant factor with respect to the Board’s consideration of the Sub-Advisory Agreement and the Sub-Sub-Advisory Agreement.

The Board considered the Consultant’s review of the methodologies and estimates used by HFMC in calculating profitability in connection with the continuation of the Management Agreement, noting the Consultant’s view that HFMC’s process for calculating and reporting Fund profitability is reasonable and consistent with the process previously reviewed by the Consultant. In this regard, the Board noted that the Consultant had previously performed a full review of this process and reported that such process is sound and consistent with common industry practice.

Based on these considerations, the Board concluded that the profits anticipated to be realized by the Advisers and their affiliates from their relationships with the Funds would not be excessive.

Comparison of Fees and Services Provided by the Advisers

The Board considered the comparative information that had been provided at meetings on June 20-21, 2017 and August 1-2, 2017 with respect to the services rendered to and the management fees to be paid by each Fund to HFMC and the total expense ratios of the Fund. The Board also considered comparative information with respect to the sub-advisory fees to be paid by HFMC to SIMNA Inc. with respect to each Fund. In this regard, the Board requested and reviewed information from HFMC and SIMNA Inc. relating to the management and sub-advisory fees, including the sub-advisory fee schedule for each Fund, and total operating expenses for each Fund. The Board considered HFMC’s undertaking to limit each Fund’s total annual fund operating expenses to specified levels. The Board also reviewed information from Broadridge comparing each Fund’s contractual management fees, actual management fees and overall expense ratios relative to an appropriate group of funds selected by Broadridge, in consultation with the Consultant. For details regarding each Fund’s expenses, see the fund-by-fund synopsis below.

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While the Board recognized that comparisons between a Fund and its peer funds may be imprecise, given the different service levels and characteristics of mutual funds and the different business models and cost structures of the Advisers, the comparative information provided by Broadridge assisted the Board in evaluating the reasonableness of each Fund’s fees and total operating expenses. In addition, the Board considered the analysis and recommendations of the Consultant relating to each Fund’s fees and total operating expenses.

Based on these considerations, the Board concluded that each Fund’s fees and total operating expenses, in conjunction with the information about quality of services, profitability, economies of scale, and other matters discussed, were reasonable in light of the services provided.

Economies of Scale

The Board considered information regarding the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect these economies of scale for the benefit of shareholders of the Fund. The Board reviewed the breakpoints in the management fee schedule for each Fund, if any, which reduce fee rates as the Fund’s assets grow over time. The Board recognized that a fund with assets beyond the highest breakpoint level will continue to benefit from economies of scale because additional assets are charged the lowest breakpoint fee resulting in lower overall effective management fee rates. The Board also considered that expense limitations and fee waivers that reduce each Fund’s expenses at all asset levels can have the same effect as breakpoints in sharing economies of scale with shareholders and provide protection from an increase in expenses if the Fund’s assets decline. The Board recognized that a fee schedule that reaches a lower breakpoint quickly provides shareholders with the benefit of anticipated or potential economies of scale. In addition, the Board considered that initially setting competitive fee rates and pricing the Funds to scale at inception are other means of sharing potential economies of scale with shareholders. The Board also considered that HFMC has been active in managing expenses, which has resulted in benefits being realized by shareholders as assets within the Hartford Funds family of funds have grown over time, including through lower operating expenses. The Board also noted that the Funds were reorganized into the Hartford Funds family of funds in October 2016.

The Board reviewed and evaluated materials from Broadridge and the Consultant showing how management fee schedules of peer funds reflect economies of scale for the benefit of shareholders as a peer fund’s assets hypothetically increase over time. Based on information provided by HFMC, Broadridge, and the Consultant, the Board recognized that there is no uniform methodology for establishing breakpoints or uniform pattern in asset levels that trigger breakpoints or the amounts of breakpoints triggered.

After considering all of the information available to it, the Board concluded that it was satisfied with the extent to which economies of scale would be shared for the benefit of each Fund’s shareholders based on currently available information and the effective advisory fees and expense ratios for the Fund at its current and reasonably anticipated asset levels. The Board noted, however, that it would continue to monitor future growth in each Fund’s assets and the appropriateness of additional breakpoints.

Other Benefits

The Board considered other benefits to the Advisers and their affiliates from their relationships with the Funds.

The Board noted that HFMC receives fees for fund accounting and related services from the Funds, and the Board considered information on profits to HFMC for such services. The Board also considered that Hartford Administrative Services Company (“HASCO”), the Funds’ transfer agent and an affiliate of HFMC, receives transfer agency compensation from the Funds. The Board considered that it had approved: (i) the imposition of a direct account fee effective June 1, 2017; (ii) changes to the transfer agency fee structure effective November 1, 2017; and (iii) changes to the expense limitation on transfer agency fees for each share class of each Fund effective November 1, 2017. The Board reviewed information about the profitability to HASCO of the Funds’ transfer agency function, including the anticipated impact of the new fee structure on transfer agent profit margins. The Board noted that under the new transfer agency fee structure, the Funds will pay a fee to HASCO based on actual fees and expenses incurred by HASCO, including payments made by HASCO to a sub-transfer agent and to other financial intermediaries subject to guidelines approved by the Board, plus a reasonable target profit margin. The Board considered information provided by HASCO indicating that, after giving effect to the new fee structure, the transfer agent fees charged by HASCO to the Funds were fair and reasonable based on publicly available information. The Board also noted that HFMC and HASCO had delegated certain fund accounting services and transfer agency services, respectively, to external service providers.

The Board also considered that Hartford Funds Distributors, LLC (“HFD”), an affiliate of HFMC, serves as principal underwriter of the Funds. As principal underwriter, HFD receives distribution and service fees from the Funds and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that certain affiliates of HFD distribute shares of the Funds and receive compensation in that regard. The Board also considered that Schroder Fund Advisors LLC (“SFA”), a wholly-owned subsidiary of SIMNA Inc.,

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has entered into an additional compensation arrangement with HFMC and HFD. The Board considered that under this arrangement, SFA is involved in the distribution of the Class SDR Shares of the Funds, and HFMC compensates SFA for such services.

The Board considered the benefits, if any, to the Sub-advisers from any use of a Fund’s brokerage commissions to obtain soft dollar research. The Board also considered that SIMNA Inc. has entered into a solicitation agreement with HFMC pursuant to which HFMC provides certain marketing support services with respect to an investment strategy model offered by SIMNA Inc. through its managed account platforms.

The Board considered the benefits to shareholders of being part of the Hartford Funds family of funds, including, with respect to certain share classes, the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds in the family, and the ability to combine holdings in a Fund with holdings in other funds to obtain a reduced sales charge. The Board considered HFMC’s efforts to provide investors in the fund family with a broad range of investment styles and asset classes and the assumption of entrepreneurial and other risks by HFMC in sponsoring new funds to expand these opportunities for shareholders.

Fund-by-Fund factors

Hartford Schroders Emerging Markets Debt and Currency Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its evaluation benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee, actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group.

Hartford Schroders Emerging Markets Equity Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1- and 3-year periods and the 3rd quintile for the 5-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 4th quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Schroders Emerging Markets Multi-Sector Bond Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 4th quintile for the 3-year period. The Board also noted that the Fund’s performance was above its custom blended benchmark for the 1- and 3-year periods. The Board considered that, in response to questions concerning the Fund’s performance, HFMC stated that it has confidence in the Fund’s portfolio management team and investment strategy.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Schroders Global Strategic Bond Fund

•	The Board noted that the Fund’s performance was in the 4th quintile of its performance universe for the 1-year period. The Board also noted that the Fund’s performance was above its benchmark for the 1-year period. The Board noted recent changes to the Fund’s portfolio management team.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee was in the 3rd quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Schroders International Multi-Cap Value Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

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•	The Board noted that the Fund’s contractual management fee and actual management fee were in the 2nd quintile of its expense group, while its total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Schroders International Stock Fund

•	The Board noted that the Fund’s performance was in the 2nd quintile of its performance universe for the 1-year period and the 3rd quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was in line with its benchmark for the 1- and 5-year periods and above its benchmark for the 3-year period.

•	The Board noted that the Fund’s contractual management fee was in the 2nd quintile of its expense group, while its actual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile.

Hartford Schroders Tax-Aware Bond Fund

•	The Board noted that the Fund’s performance was in the 1st quintile of its performance universe for the 1-, 3- and 5-year periods. The Board also noted that the Fund’s performance was above its benchmark for the 1-, 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 1st quintile of its expense group, while its actual management fee was in the 2nd quintile.

Hartford Schroders US Small Cap Opportunities Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period, the 1st quintile for the 3-year period and the 2nd quintile for the 5-year period. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee and total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile of its expense group, while its actual management fee was in the 4th quintile. In considering the Fund’s expenses, the Board noted that SIMNA Inc. may have limited capacity in the future with respect to the Fund’s strategy which may impact the Fund’s sub-advisory fee levels.

Hartford Schroders US Small/Mid Cap Opportunities Fund

•	The Board noted that the Fund’s performance was in the 3rd quintile of its performance universe for the 1-year period and the 1st quintile for the 3- and 5-year periods. The Board also noted that the Fund’s performance was below its benchmark for the 1-year period and above its benchmark for the 3- and 5-year periods.

•	The Board noted that the Fund’s contractual management fee was in the 4th quintile of its expense group, while its actual management fee was in the 5th quintile and its total expenses (less 12b-1 and shareholder service fees) were in the 2nd quintile. In considering the Fund’s expenses, the Board noted that SIMNA Inc. may have limited capacity in the future with respect to the Fund’s strategy which may impact the Fund’s sub-advisory fee levels.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of each Fund and its shareholders for the Board to approve the Management Agreement and Sub-Advisory Agreement and, with respect to the Sub-Sub-Advised Funds, the Sub-Sub-Advisory Agreement for an additional year. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Directors met separately in executive session on several occasions, with independent legal counsel and the Consultant, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

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Hartford Schroders Funds

Additional Information Regarding the Fund’s New Transfer Agency Fee (Unaudited – Not Part of the Annual Report)

Effective November 1, 2017, The Hartford Mutual Funds II, Inc. (the “Company”), on behalf of the funds listed in the table below (each a “Fund”), entered into an Amended and Restated Transfer Agency and Service Agreement (“Agreement”) with Hartford Administrative Services Company (“HASCO”). Effective November 1, 2017, under the terms of the Agreement, each Fund pays HASCO a transfer agency fee payable monthly based on the costs of providing or overseeing transfer agency services provided to such Fund. Such fee is intended to compensate HASCO for: (i) fees payable by HASCO to Boston Financial Data Services, Inc. (“BFDS”) (and any other designated sub-agent) according to the agreed-upon fee schedule under the sub-transfer agency agreement between HASCO and BFDS (or between HASCO and any other designated sub-agent, as applicable); (ii) sub-transfer agency fees payable by HASCO to financial intermediaries, according to the agreed-upon terms between HASCO and the financial intermediaries, provided that such payments are within certain limits approved by the Company’s Board of Directors (“Board”); (iii) certain expenses that HASCO’s parent company, Hartford Funds Management Group, Inc., allocates to HASCO that relate to HASCO’s transfer agency services provided to the Fund; and (iv) a target profit margin. Effective November 1, 2017 through February 28, 2019, HASCO has also contractually agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fees as follows: 0.25% (Class A), 0.25% (Class T), 0.25% (Class C), 0.20% (Class I), 0.02% (Class R3), 0.02% (Class R4), 0.02% (Class R5), 0.06% (Class Y) and 0.004% (Class SDR). HASCO has also contractually agreed to reimburse all transfer agency fees for Class F shares until February 28, 2018, and thereafter, has agreed to waive and/or reimburse a portion of the transfer agency fee to the extent necessary to maintain the transfer agency fee at 0.004% of the average daily net assets for Class F shares through February 28, 2019. Each contractual arrangement, except the reimbursement of the entire transfer agency fee for Class F, will automatically renew for one-year terms thereafter unless HASCO provides written notice of termination prior to start of the next term or upon approval of the Board.

If this new arrangement were in place during the fiscal year ended October 31, 2017, the effective rate of compensation paid to HASCO for transfer agency services after waivers and/or reimbursements as a percentage of each Class’ average daily net assets would have been as follows:

Fund	Class A	Class C	Class F	Class I	Class R3	Class R4	Class R5	Class SDR	Class Y
Hartford Schroders Emerging Markets Debt and Currency Fund	0.17%	0.25%	0.00%	0.05%	N/A	N/A	N/A	0.00%	0.06%
Hartford Schroders Emerging Markets Equity Fund	0.15%	0.15%	0.00%	0.13%	0.02%	0.02%	0.02%	0.00%	0.01%
Hartford Schroders Emerging Markets Multi-Sector Bond Fund	0.05%	0.25%	0.00%	0.05%	0.02%	0.02%	0.02%	0.00%	0.06%
Hartford Schroders Global Strategic Bond	0.21%	0.25%	0.00%	0.20%	0.02%	0.02%	0.02%	0.00%	0.06%
Hartford Schroders International Multi-Cap Value Fund	0.13%	0.11%	0.00%	0.07%	0.02%	0.02%	0.00%	0.00%	0.01%
Hartford Schroders International Stock Fund	0.15%	0.25%	0.00%	0.04%	0.02%	0.02%	0.02%	0.00%	0.06%
Hartford Schroders Tax-Aware Bond Fund	0.06%	0.06%	0.00%	0.05%	N/A	N/A	N/A	0.00%	0.06%
Hartford Schroders US Small Cap Opportunities Fund	0.19%	0.17%	0.00%	0.06%	0.02%	0.02%	0.02%	0.00%	0.01%
Hartford Schroders US Small/Mid Cap Opportunities Fund	0.10%	0.13%	0.00%	0.08%	0.02%	0.02%	0.02%	0.00%	0.06%

181

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Customer Privacy Notice

The Hartford Financial Services Group, Inc. and Affiliates*

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and

protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications, Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

For more information, our Online Privacy Policy, which governs information we collect on our website and our affiliate websites, is available at https://www.thehartford.com/online-privacy-policy.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our privacy policies and procedures may be subject to discipline, which may include termination of their employment with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service.

Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Financial Information may include Social Security Numbers, Driver’s license numbers, or other government-issued identification numbers, or credit, debit card, or bank account numbers.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Customer Privacy Notice is being provided on behalf of The Hartford Financial Services Group, Inc. and its affiliates, to the extent required by the Gramm-Leach-Bliley Act and implementing regulations.

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FP R, LLC (Delaware); FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Group Benefits Holding Company; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; ; Lanidex R, LLC (Delaware); Lattice Strategies LLC; Maxum Casualty Insurance Company; Maxum Indemnity Company; Maxum Specialty Services Corporation; MPC Resolution Company LLC; New England Insurance Company; New England Reinsurance Corporation; Northern Homelands Company; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Property and Casualty Insurance Company of Hartford; Sentinel Insurance Company, Ltd.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

Revised March 2017

This report is submitted for the general information of the shareholders of the Funds referenced in this report. It is not authorized for distribution to persons who are not shareholders of one or more Funds referenced in this report unless preceded or accompanied by a current prospectus for the relevant Funds. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of any Fund listed in this report. Such offering is only made by prospectus, which includes details as to the offering price and other material information.

The information cannot be used or relied upon for the purpose of avoiding IRS penalties. These materials are not intended to provide tax, accounting or legal advice. As with all matters of a tax or legal nature, you should consult your own tax or legal counsel for advice.

Investors should carefully consider the investment objectives, risks, charges and expenses of a Fund. This and other important information is contained in a Fund’s prospectus and summary prospectus, which can be obtained by visiting hartfordfunds.com. Please read it carefully before investing.

The Funds are distributed by Hartford Funds Distributors, LLC (HFD), Member FINRA. Hartford Funds Management Company, LLC (HFMC) is the Funds’ investment manager. The Funds referenced herein are sub-advised by Schroder Investment Management North America, Inc. Schroder Investment Management North America Ltd. serves as a secondary sub-adviser to certain Funds. HFD and HFMC are not affiliated with Schroder Investment Management North America, Inc. and Schroder Investment Management North America Ltd.

MFAR-HSE17 12/17    204307    Printed in U.S.A.

Item 2. Code of Ethics.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description. The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions. A copy of the code of ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Board of Directors of the registrant (the “Board”) has designated Phillip O. Peterson as an Audit Committee Financial Expert. Mr. Peterson is considered by the Board to be an independent director.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were:

$287,820 for the fiscal year ended October 31, 2016; $270,275 for the fiscal year ended October 31, 2017.

(b)	Audit Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were:

$7,368 for the fiscal year ended October 31, 2016; $7,000 for the fiscal year ended October 31, 2017. Audit-related services are principally in connection with Rule 17Ad-13 under the Securities Exchange Act of 1934.

(c)	Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were:

$77,491 for the fiscal year ended October 31, 2016; $28,131 for the fiscal year ended October 31, 2017. Tax-related services are principally in connection with, but not limited to, general tax services, excise tax and Passive Foreign Investment Company (PFIC) analysis.

(d)	All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were:

$0 for the fiscal year ended October 31, 2016; $0 for the fiscal year ended October 31, 2017.

(e)	(1) The Pre-Approval Policies and Procedures (the “Policy”) adopted by the Audit Committee of the registrant (also, the “Fund”) sets forth the procedures pursuant to which services performed by the independent registered public accounting firm for the registrant may be pre-approved. The following are some main provisions from the Policy.

1.	The Audit Committee must pre-approve all audit services and non-audit services that the independent registered public accounting firm provides to the Fund.

2.	The Audit Committee must pre-approve any engagement of the independent registered public accounting firm to provide non-audit services to any Service Affiliate (which is defined to include any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund) during the period of the independent registered public accounting firm’s engagement to provide audit services to the Fund, if the non-audit services to the Service Affiliate directly impact the Fund’s operations and financial reporting.

3.	The Audit Committee shall pre-approve certain non-audit services to the Fund and its Service Affiliates pursuant to procedures set forth in the Policy.

4.	The Audit Committee, from time to time, may designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Audit Committee’s behalf, any non-audit services, whether to the Fund or to any Service Affiliate, that have not been pre-approved by the Audit Committee. The Designated Member also shall review, on the Audit Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved. In considering any requested non-audit services or proposed material change in such services, the Designated Member shall not authorize services which would exceed $50,000 in fees for such services.

5.	The independent registered public accounting firm may not provide specified prohibited non-audit services set forth in the Policy to the Fund, the Fund’s investment adviser, the Service Affiliates or any other member of the investment company complex.

(e)	(2) One hundred percent of the services described in items 4(b) through 4(d) were approved in accordance with the Audit Committee’s Pre-Approval Policy. As a result, none of such services was approved pursuant to paragraph (c) (7) (i) (c) of Rule 2-01 of Regulation S-X.

(f)	None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended October 31, 2017, were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were:

Non-Audit Fees: $1,395,913 for the fiscal year ended October 31, 2016; $75,131 for the fiscal year ended October 31, 2017.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is filed herewith.
(a)(2)	Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD MUTUAL FUNDS II, INC.

Date: January 8, 2018	By: /s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: January 8, 2018	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: January 8, 2018	By:	/s/ Michael J. Flook
Michael J. Flook, Vice President,
Treasurer and Controller